As filed with the Securities and Exchange Commission on March 17, 2003

Registration No. 333-________

U.S. SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-14

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

[ ] Pre-Effective Amendment No. ____

[ ] Post Effective Amendment No. ____

(Check appropriate Box or Boxes)

W&R Funds, Inc.*
(Exact Name of Registrant as Specified in Charter)

6300 Lamar Avenue
P.O. Box 29217
Shawnee Mission, Kansas 66201-9217
(Address of Principal Executive Offices)

(913) 236-2000
(Area Code and Telephone Number)

Kristen A. Richards
P. O. Box 29217
Shawnee Mission, Kansas 66201-9217

(Name and address of Agent for Services)

Copies to:

Clifford J. Alexander
Kirkpatrick & Lockhart LLP
1800 Massachusetts Avenue, N.W.
Washington, D.C. 20036

Approximate Date of Proposed Public Offering: As soon as practicable after the Registration Statement becomes effective under the Securities Act of 1933.

Title of Securities Being Registered: Shares of Common Stock, $.01 par value

An indefinite amount of the Registrant's securities has been registered under the Securities Act of 1933 pursuant to Rule 24f-2 under the Investment Company Act of 1940. In reliance upon such Rule, no filing fee is being paid at this time.

*On behalf of the W&R Science and Technology Fund, W&R International Growth Fund, W&R Core Equity Fund and W&R Mid-Cap Growth Fund.

IVY GLOBAL SCIENCE & TECHNOLOGY FUND
925 SOUTH FEDERAL HIGHWAY, SUITE 600
BOCA RATON, FLORIDA 33432

Dear Shareholder:

Dear Shareholder:

As a shareholder of the Ivy Global Science & Technology Fund, you are invited to vote on a proposal to merge your Fund into the W&R Science and Technology Fund. Your Fund will hold a special meeting of shareholders on June 3, 2003, at 10:00 a.m., Central Time to consider the proposed acquisition. Your Fund's acquisition is one of a number of fund acquisitions and one liquidation proposed by Waddell & Reed Ivy Investment Company (the "Adviser"), the investment adviser to the Ivy Global Science & Technology Fund. The specific details and reasons for the Ivy Global Science & Technology Fund's acquisition are contained in the enclosed combined Prospectus and Proxy Statement. Please read it carefully.

After careful consideration, the Ivy Fund's Board of Trustees unanimously approved the proposal and recommends that shareholders vote "FOR" the proposal

This special meeting will be held at the offices of Waddell & Reed Financial, Inc. located at 6300 Lamar Avenue, Overland Park, Kansas. While we hope you can attend this meeting, it is very important that you vote your shares at your earliest convenience. Your Fund has retained the services of Georgeson Shareholder Communications, Inc. to assist shareholders with the voting process. As we get closer to June 3rd, shareholders who have not yet voted may receive a call from Georgeson Shareholder Communications reminding them to exercise their right to vote.

Your vote is important, regardless of the number of shares you own. It is important that we receive your vote no later than the time of the special meeting of shareholders on June 3, 2003. If you have more than one account registered in your name, you will receive a separate proxy card for each account. You can vote easily and quickly by mail, by phone, by internet or in person. If voting by mail, a self-addressed, postage-paid envelope has been enclosed for your convenience. If voting by phone, please call 1-800- ____ . If voting by internet, please log on to www.proxyweb.com and use the control number on the front of your proxy card. Please help your Fund avoid the expense of a follow-up mailing by voting today!

If you have any questions regarding the enclosed Combined Prospectus and Proxy Statement, please call Georgeson Shareholder Communications at     .

We appreciate your participation and prompt response in these matters and thank you for your continued support.

Sincerely,

Henry J. Herrmann, President
Ivy Fund

April ___, 2003

Henry J. Herrmann, CFA

Henry Herrmann is President, Chief Executive Officer, and Chief Investment Officer of Waddell & Reed Investment Management Company, and President and Chief Investment Officer of Waddell & Reed Ivy Investment Company. Mr. Herrmann also serves as President and Chief Investment Officer of Waddell & Reed Financial, Inc., a national mutual fund management and distribution company headquartered in Overland Park, Kansas.

Joining the firm as a senior investment analyst covering the technology industries, Mr. Herrmann began his career with Waddell & Reed in 1971. From 1976 to 1987, he was portfolio manager of the Waddell & Reed Advisors Vanguard Fund. Mr. Herrmann also managed the Waddell & Reed Advisors New Concepts Fund from its inception in June 1983 to February 1989. He was named President and Chief Investment Officer of Waddell & Reed Investment Management Company in 1987.

Mr. Herrmann received his BS in finance from New York University in 1966. Prior to joining Waddell & Reed, he was an investment analyst specializing in high technology stocks for a major New York City bank and two Wall Street brokerage firms.

Mr. Herrmann is a Chartered Financial Analyst. He is a member of the Association for Investment Management and Research (AIMR). He is a member and past president of the Kansas City Society of Financial Analysts.

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD JUNE 3, 2003

IVY GLOBAL SCIENCE & TECHNOLOGY FUND

NOTICE IS HEREBY GIVEN that a Special Meeting of the shareholders of the Ivy Global Science & Technology Fund will be held at 10:00 a.m. Central Time on Tuesday, June 3, 2003, at the offices of Waddell & Reed Financial, Inc., 6300 Lamar Avenue, Overland Park, Kansas for these purposes:

1. To approve an Agreement and Plan of Reorganization providing for the sale of all of the assets of Ivy Global Science & Technology Fund to, and the assumption of all of the liabilities of the Ivy Global Science & Technology Fund by, the W&R Science and Technology Fund in exchange for shares of the W&R Science and Technology Fund and the distribution of such shares to the shareholders of the Ivy Global Science & Technology Fund in complete liquidation of the Ivy Global Science & Technology Fund.

2. To consider and act upon any other matters that properly come before the meeting and any adjourned session of the meeting.

Shareholders of record at the close of business on April 7, 2003, are entitled to notice of and to vote at the meeting and any adjourned session.

By order of the Board of Trustees,

Kristen A. Richards, Secretary

April ____, 2003

Your vote is important, regardless of the number of shares you own. You can vote easily and quickly by phone, by mail, by internet or in person. See the enclosed proxy insert for instructions. Please help your Fund avoid the expense of a follow-up mailing by voting today!

Combined Prospectus And Proxy Statement
April ___, 2003

Acquisition of The Assets and Liabilities of The
Ivy Global Science & Technology Fund
c/o Ivy Fund
925 South Federal Highway, Suite 600
Boca Raton, Florida 33432
800-777-6472

By and in Exchange for Shares of the
W&R Science and Technology Fund
c/o W&R Funds, Inc.
6300 Lamar Avenue, P.O. Box 29217

Shawnee Mission, Kansas 66201-9217

913-236-2000

QUESTIONS AND ANSWERS ............................................4

PROPOSAL -- Acquisition of the Ivy Global Science & Technology Fund

Appendix D -- Information Applicable to Class A, Class B, Class C and Class Y
 Shares of the W&R Fund and Class A, Class B, Class C

Appendix G -- Management's Discussion of Fund Performance for the W&R Science
and Technology Fund ..................................................G-1

This Combined Prospectus and Proxy Statement ("Prospectus/Proxy") contains information you should know before voting on the Agreement and Plan of Reorganization relating to the proposed acquisition of the Ivy Global Science & Technology Fund (the "Acquired Fund") by the W&R Science and Technology Fund (the "W&R Fund" and, together with the Acquired Fund, the "Funds") (the "Acquisition") at a Special Meeting of Shareholders of the Acquired Fund (the "Meeting"), which will be held at 10:00 a.m. Central Time on June 3, 2003, at the offices of Waddell & Reed Financial, Inc., 6300 Lamar Avenue, Overland Park, Kansas. The Funds are each a series of a registered, open-end management investment company (mutual funds). The Acquired Fund's investment goal is long-term capital growth, and any income the Acquired Fund realizes will be incidental. The W&R Fund's investment goal is long-term capital growth. Please read this Prospectus/Proxy and keep it for future reference.

The Proposal in this Prospectus/Proxy relates to the proposed acquisition of the Acquired Fund by the W&R Fund. If the Acquisition of the Acquired Fund occurs, you will become a shareholder of the W&R Fund. If the Agreement and Plan of Reorganization is approved by the shareholders of the Acquired Fund and the Acquisition occurs, the Acquired Fund will transfer all of the assets and liabilities attributable to each class of its shares to the W&R Fund in exchange for shares of a similar class of the W&R Fund with the same aggregate net asset value as the net value of the assets and liabilities transferred. After that exchange, shares of each class received by the Acquired Fund will be distributed pro rata to the Acquired Fund's shareholders of the corresponding class.

Shareholders of the Acquired Fund are being asked to vote on the Proposal in this Prospectus/Proxy. Please review this Proposal carefully.

Please review the enclosed prospectus of the W&R Fund. This document is incorporated into this Prospectus/Proxy by reference. The following documents have been filed with the Securities and Exchange Commission (the "SEC") and are incorporated into this Prospectus/Proxy by reference:

----	The Prospectus for the Acquired Fund dated April 30, 2002, as supplemented on May 16, 2002, August 29, 2002, December 23, 2002, January 10, 2003, February 6, 2003 and March 4, 2003.
----	The Statement of Additional Information for the Acquired Fund dated April 30, 2002, as supplemented on December 23, 2002 and January 10, 2003.
----

Management's Discussion of Fund Performance, the Report of Independent Accountants and the financial statements included in the Annual Report to shareholders of the Acquired Fund dated December 31, 2002.

----	The Statement of Additional Information for the W&R Fund dated April ___, 2003 relating to this Prospectus/Proxy.

The Acquired Fund has previously sent its Annual Report to its shareholders. For a free copy of this Report or any of the documents listed above, you may call 1-800-456-5111, or you may write to the Acquired Fund at the address listed on the cover of this Prospectus/Proxy. You may also obtain many of these documents by accessing the Internet site for the Acquired Fund at www.ivyfunds.com. Text-only versions of all the Acquired Fund documents can be viewed online or downloaded from the EDGAR database on the SEC's Internet site at www.sec.gov. You can review and copy information about the Funds by visiting the Public Reference Room, U.S. Securities and Exchange Commission, 450 Fifth Street, N.W., Washington, DC 20549-0102. In addition, these materials can be inspected and copied at the SEC's regional offices at The Woolworth Building, 233 Broadway, New York, New York 10279 and 175 W. Jackson Boulevard, Suite 900, Chicago, Illinois 60604. You can obtain copies, upon payment of a duplicating fee, by sending an e-mail request to publicinfo@sec.gov or by writing the Public Reference Room at the address above. Information on the operation of the Public Reference Room may be obtained by calling 202-942-8090.

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus/Proxy is truthful or complete. Any representation to the contrary is a criminal offense.

QUESTIONS AND ANSWERS

The following questions and answers provide an overview of key features of the Acquisition and of the information contained in this Prospectus/Proxy. Please review the full Prospectus/Proxy prior to casting your vote.

1. WHAT IS BEING PROPOSED?

The Board of Trustees of the Ivy Fund is recommending approval of a transaction in which the W&R Fund would acquire the Acquired Fund. This means that the W&R Fund would acquire all of the assets and liabilities of the Acquired Fund in exchange for shares of the W&R Fund. The W&R Fund is a portfolio of W&R Funds, Inc. ("W&R Funds") and has the same investment goal, and similar investment policies, strategies and restrictions as the Acquired Fund. Although the investment goals and strategies of the W&R Fund are generally similar to those of the Acquired Fund, there are some differences in the investment strategies of the Funds. Specifically, the Acquired Fund is designated a "Global Science and Technology Fund," while the W&R Fund is designated a "Science and Technology Fund." This means that the Acquired Fund has an investment strategy that it intends to invest in at least three different countries. While the W&R Fund may invest in both U.S. and foreign securities, it does not have a strategy to invest in a minimum number of different countries. Please see the answer to Question 4 below for more information comparing the investment goals, strategies and policies of the Funds.

If the Acquisition relating to the Acquired Fund is approved and the Acquisition is consummated, your shares of the Acquired Fund will be cancelled and you will receive shares of the W&R Fund with an aggregate net asset value equal to the aggregate net asset value of your Acquired Fund shares as of the business day before the closing of the Acquisition. The Acquisition is currently scheduled to take place on or around [June __], 2003.

2. WHY IS THE ACQUISITION BEING PROPOSED?

Waddell & Reed Ivy Investment Company ("Adviser"), the investment adviser to the Acquired Fund, manages the fifteen mutual fund portfolios that are offered by the Ivy Fund. Waddell & Reed Investment Management Company ("WRIMCO") is the investment adviser to the W&R Funds and Waddell & Reed Advisors Funds (collectively, the "W&R Family of Funds") as well as to W&R Target Funds, Inc. and Waddell & Reed InvestEd Portfolios, Inc. The Adviser and certain affiliates were acquired by Waddell & Reed Financial, Inc. on December 16, 2002, and management of the combined company began the process of comparing product offerings within the Ivy and W&R Family of Funds. The Adviser has proposed a number of acquisitions and one liquidation involving the Ivy Funds and the W&R Family of Funds in addition to the Acquisition described in this Prospectus/Proxy.

The Board of Trustees of the Ivy Fund recommends approval of the Acquisition because it offers shareholders of the Acquired Fund the opportunity to invest in a larger fund (allowing the potential for more efficient operations by spreading relatively fixed costs, such as audit and legal fees, over a larger asset base). In reviewing the Acquisition, the Trustees also considered the following factors, among others:

----	the Acquired Fund and the W&R Fund have the same portfolio manager and share similar investment goals and investment strategies and policies;
----

based on estimated expense ratios calculated using each Fund's net assets and number of shareholders as of December 31, 2002, shareholders of the Acquired Fund are expected to experience lower net expenses, except Class B shareholders of the Acquired Fund may experience similar or slightly higher net expenses;

----	shareholders of the Acquired Fund will move into a fund with better long-term and short-term performance records, which the Adviser believes it will be able to leverage into significant growth; and
----

the Acquisition is expected to be tax-free for shareholders of the Acquired Fund who choose to remain shareholders of the W&R Fund, while liquidation or shareholder redemption would be a realization event for tax purposes.

Please review "Reasons for the Acquisition" in the "Information About the Acquisition" section under "Proposal" in this Prospectus/Proxy for more information regarding the factors considered by the Ivy Fund Trustees.

3. HOW DO THE MANAGEMENT FEES AND EXPENSES OF THE FUNDS
COMPARE, AND WHAT ARE THEY ESTIMATED TO BE FOLLOWING THE
ACQUISITION?

The following tables allow you to compare the sales charges and management fees and expenses of the Acquired Fund and the W&R Fund and to analyze the estimated expenses that the Adviser expects to be applicable to the combined fund in the first year following the Acquisition. As part of the Acquisition, Class A shareholders of the Acquired Fund will receive Class A shares of the W&R Fund, Class B shareholders of the Acquired Fund will receive Class B shares of the W&R Fund, Class C shareholders of the Acquired Fund will receive Class C shares of the W&R Fund, and Advisor Class shareholders of the Acquired Fund will receive Class Y shares of the W&R Fund. No Class I shares of the Acquired Fund are outstanding as of the date of this Prospectus/Proxy, and Class I shares of the Acquired Fund are not currently available for sale. Therefore, the Acquisition will not involve the transfer of any Class I shares of the Acquired Fund. The shareholder fees presented below for the W&R Fund apply both before and after giving effect to the Acquisition. Sales charges, if applicable, are paid directly by shareholders to the relevant Fund's distributor. Annual Fund Operating Expenses are paid by each Fund. They include management fees, 12b-1 fees (if applicable) and administrative costs, including [pricing] and custody services.

The Annual Fund Operating Expenses shown in the tables below represent expenses for the Acquired Fund for its last fiscal year (ended December 31, 2002) and for the W&R Fund as of September 30, 2002 and those expected to be incurred by the combined fund on a pro forma basis (after giving effect to the Acquisition) and based on pro forma combined net assets as of September 30, 2002.

Shareholders of the Acquired Fund will not pay additional sales charges as a result of the Acquisition, although any contingent deferred sales charge ("CDSC") will continue to apply.

SHAREHOLDER FEES
(paid directly from your investment)

	Acquired Fund
	Class A	Class B	Class C	Advisor Class
Maximum sales charge (load) imposed on purchases (as a percentage of the offering price)	5.75%	None	None	None
Maximum deferred sales charge (load) on redemptions (as a percentage of the purchase price)	None(1)	5.00%	1.00%	None
Redemption fee/exchange fee (as a percentage of amount redeemed, if applicable)(2)	2.00%	None	None	None

	W&R Fund
	Class A	Class B	Class C	Class Y
Maximum sales charge (load) on purchases (%) (as a percentage of the offering price)	5.75%	None	None	None
Maximum deferred sales charge (load)(3) on redemptions (%) (as a percentage of the lesser of purchase price or redemption price)	None(4)	5.00%	1.00%	None
Redemption fee/exchange fee (as a percentage of amount redeemed, if applicable)	None	None	None	None

(1) A CDSC of 1.00% may apply to Class A shares of the Acquired Fund if the amount invested was $500,000 or more and the Class A shares are redeemed within two years of the end of the month in which they were purchased. See Appendix D to this Prospectus/Proxy.

(2) If you choose to receive your Acquired Fund redemption proceeds via Federal Funds wire, a $10 wire fee will be charged to your account. Class A shares of the Acquired Fund redeemed or exchanged within 30 days of purchase are subject to a 2.00% redemption/exchange fee. This fee also applies to Class A shares of the Acquired Fund purchased without a sales charge.

(3) The CDSC which is imposed on the lesser of amount invested or redemption value of Class B shares of the W&R Fund, declines from 5% for redemptions made within the first year of purchase, to 4% for redemptions made within the second year, to 3% for redemptions made within the third and fourth years, to 2% for redemptions made within the fifth year, to 1% for redemptions made within the sixth year and to 0% for redemptions made after the sixth year. For Class C shares of the W&R Fund, a 1% CDSC applies to the lesser of amount invested or redemption value of Class C shares redeemed within twelve months of purchase. Solely for purposes of determining the number of months or years from the time of any payment for the purchase of shares in calculating the applicable CDSC, if any, all payments during a month are totaled and deemed to have been made on the first day of the month.

(4) A 1% CDSC may be imposed on purchases of $2 million or more of Class A shares of W&R Fund that are redeemed within twelve months of purchase.

ANNUAL FUND OPERATING EXPENSES (deducted directly from Fund assets)

	Acquired Fund (as of 12/31/02)(1)
	Class A	Class B	Class C	Advisor
Management fees (%)	1.00	1.00	1.00	1.00
Distribution and/or service (12b-1) fees (%)	0.25	1.00	1.00	None
Other Expenses (%)	2.12	2.12	2.12	2.12
Total annual fund operating expenses (%)	3.37	4.12	4.12	3.12
Expenses reimbursed(%)(2)	0.62	0.62	0.62	0.62
Net Fund operating expenses	2.75	3.50	3.50	2.50

	W&R Fund (as of 9/30/02)
	Class A	Class B	Class C	Class Y
Management fees (%)	0.85	0.85	0.85	0.85
Distribution and/or service (12b-1) fees (%)	0.25	1.00	1.00	0.25
Other Expenses (%)	0.68	1.04	0.70	0.30
Total annual fund operating expenses (%)	1.78	2.89	2.55	1.40

	W&R Fund (Pro Forma Combined at 9/30/02)
	Class A	Class B	Class C	Class Y
Management fees (%)	0.85	0.85	0.85	0.85
Distribution and/or service (12b-1) fees (%)(1)	0.25	1.00	1.00	0.25
Other Expenses (%)	0.80	0.99	0.69	0.30
Total annual fund operating expenses (%)	1.90	2.84	2.54	1.40

(1) The expense information shown above has been restated to reflect current fees. Expenses reimbursed are estimates based on Class A.

(2) The Acquired Fund's Adviser has contractually agreed to reimburse the Fund's expenses for the fiscal year ending December 31, 2003 and for each of the eight following years, to the extent necessary to ensure that the Fund's Annual Fund Operating Expenses, when calculated at the Fund level, do not exceed 2.50% of the Fund's average net assets (excluding 12b-1 fees and certain other expenses). For each of the following eight years, the Acquired Fund's Adviser has contractually agreed to ensure that these expenses do not exceed 2.50% of the Acquired Fund's average net assets.

EXAMPLE EXPENSES

Example Expenses help you compare the cost of investing in the Acquired Fund or the W&R Fund currently with the cost of investing in the W&R Fund on a pro forma combined basis and also allow you to compare these costs with the cost of investing in other mutual funds. Your actual costs may be higher or lower. The following hypothetical conditions were used in performing the calculations:

    $10,000 initial investment
    5% total return for each year
    Each Fund's operating expenses remain the same
    Reinvestment of all dividends and distributions
ACQUIRED FUND	1 YEAR	3 YEARS	5 YEARS	10 YEARS
Class A	$837	$1,379	$1,946	$3,549
Class B did not sell your shares sold all your shares at end of period	353 853	1,074 1,374	1,817 2,017	3,767 3,767
Class C did not sell your shares sold all your shares at end of period	353 453	1,074 1,074	1,817 1,817	3,853 3,853
Advisor Shares	253	779	1,331	2,914

W&R FUND	1 YEAR	3 YEARS	5 YEARS	10 YEARS
Class A	$745	$1,103	$1,484	$2,549
Class B did not sell your shares sold all your shares at end of period	292 692	895 1,195	1,523 1,623	2,947(1) 2,947(1)
Class C did not sell your shares sold all your shares at end of period	258 258	793 793	1,356 1,356	2,885 $2,885
Class Y	143	443	766	1,680

W&R FUND (PRO FORMA COMBINED)	1 YEAR	3 YEARS	5 YEARS	10 YEARS
Class A	$757	$1,138	$1,542	$2,669
Class B did not sell your shares sold all your shares at end of period	287 687	880 1,180	1,499 1,599	2,940(1) 2,940(1)
Class C did not sell your shares sold all your shares at end of period	257 257	791 791	1,350 1,350	2,875 2,875
Class Y	143	443	766	1,680

(1) Reflects annual operating expenses of Class A shares after conversion of Class B shares into Class A shares 8 years after the month in which the shares were purchased.

The projected post-Acquisition pro forma Annual Fund Operating Expenses and Example Expenses presented above are based upon numerous material assumptions, including that (1) the current contractual agreements will remain in place and (2) certain fixed costs involved in operating the Acquired Fund are eliminated. Although these projections represent good faith estimates, there can be no assurance that any particular level of expenses or expense savings will be achieved, because expenses depend on a variety of factors, including the future level of fund assets, many of which are beyond the control of the W&R Fund or WRIMCO.

4. HOW DO THE INVESTMENT GOALS, STRATEGIES AND POLICIES OF THE ACQUIRED FUND AND W&R FUND COMPARE?

The Acquired Fund and the W&R Fund have similar investment goals, strategies and policies.

This table compares the investment goal and principal investment strategies of the Acquired Fund to those of the W&R Fund.

ACQUIRED FUND	W&R FUND
INVESTMENT GOAL. The Acquired Fund's investment goal is long-term capital growth. Any income realized will be incidental. The Fund seeks to achieve its goal principally as follows:	INVESTMENT GOAL. The W&R Fund's investment goal is long-term capital growth. The Fund seeks to achieve its goal principally as follows:

- The Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in the equity securities (including common stock, preferred stock and securities convertible into common stock) of companies throughout the world that are expected to profit from the development, advancement and use of science and technology.

- The Fund may also invest in companies that are expected to profit indirectly from the commercialization of technological and scientific advances.

- The Fund intends to invest its assets in at least three different countries, but may at any given time have a substantial portion of its assets invested in the United States.

- Industries that are likely to be represented in the Fund's portfolio holdings include: Internet, telecommunications and networking equipment, semiconductors and semiconductor equipment, software, computers and peripherals, electronic manufacturing services and telecommunications and information services.

- The Fund's management team believes that technology is a fertile growth area, and actively seeks to position the Fund to benefit from this growth by investing in companies of any size that may deliver rapid earnings growth and potentially high investment returns, which may include the purchase of stock in companies engaged in initial public offerings.

- The Fund concentrates its investments primarily in the equity securities of U.S. and foreign science and technology companies. Under normal market conditions, the Fund will invest at least 80% of its net assets in securities of science or technology companies or companies benefited by the application of scientific or technological discoveries. Science and technology companies are companies whose products, processes or services, in the opinion of WRIMCO, are being or are expected to be significantly benefited by the use or commercial application of scientific or technological developments or discoveries. As well, the Fund may invest in companies that utilize science and/or technology to improve their existing business even though the business is not within the science and technology industry.

- WRIMCO typically emphasizes growth potential in selecting stocks; that is, WRIMCO seeks companies in which earnings are likely to grow faster than the economy. The Fund may invest in companies of any size.

- WRIMCO may look at a number of factors in selecting securities for the Fund's portfolio. These include the issuer's: growth potential, earnings potential, management, industry position and applicable economic and market conditions.

-Generally, in determining whether to sell a security, WRIMCO uses the same type of analysis that it uses in buying securities in order to determine whether the security has ceased to offer significant growth potential, has become overvalued and/or whether the company prospects of the issuer have deteriorated. WRIMCO may also sell a security to take advantage of more attractive investment opportunities or to raise cash.

For more information concerning investment policies and restrictions, see each Fund's Statement of Additional Information.

5. WHAT CLASS OF W&R FUND SHARES WILL I RECEIVE IF THE ACQUISITION RELATING TO THE ACQUIRED FUND OCCURS?

If you own Class A shares of the Acquired Fund, you will receive Class A shares of the W&R Fund. The initial sales charge will not apply to Class A shares you receive in connection with the Acquisition. An initial sales charge will apply to any purchases of Class A shares of the W&R Fund you make after consummation of the Acquisition. If you purchased $500,000 or more of Class A shares of the Acquired Fund within one year prior to the consummation of the Acquisition and did not pay a front-end sales charge, the Class A shares you acquire in the Acquisition will be subject to a 1% CDSC if you sell the shares within two years after the end of the month in which you purchased the Acquired Fund Class A shares.

If you own Class B shares of the Acquired Fund, you will receive Class B shares of the W&R Fund. The CDSC applicable to the Acquired Fund Class B shares will apply to your redemption of Class B shares you receive in the Acquisition.

If you own Class C shares of the Acquired Fund, you will receive Class C shares of the W&R Fund. The CDSC applicable to the Acquired Fund Class C shares will apply to your redemption of Class C shares you receive in the Acquisition.

If you own Advisor Class shares of the Acquired Fund, you will receive Class Y shares of the W&R Fund. The Class Y shares you receive will be subject to an annual 12b-1 fee of 0.25%, unlike your Advisor Class shares.

For more information on the characteristics of the W&R Fund shares you will receive in comparison to the Acquired Fund shares you currently own, please see the section "Information About the Acquisition - Shares You Will Receive" in the Proposal section of this Prospectus/Proxy and Appendix D.

6. WHAT ARE THE FEDERAL INCOME TAX CONSEQUENCES OF THE ACQUISITION?

The Acquisition is expected to be tax-free to you for federal income tax purposes. This means that neither you nor the Acquired Fund is expected to recognize a gain or loss as a result of the Acquisition.

Immediately prior to the Acquisition, the Acquired Fund will declare and pay a distribution of all net investment company taxable income, if any, and net realized capital gains (after reduction by any available capital loss carryforwards), if any, to its shareholders.

The cost basis and holding period of the Acquired Fund shares are expected to carry over to your new shares in the W&R Fund.

PROPOSAL
ACQUISITION OF THE IVY GLOBAL SCIENCE & TECHNOLOGY FUND
BY THE
W&R SCIENCE AND TECHNOLOGY FUND

THE PROPOSAL

 Shareholders of the Acquired Fund are being asked to approve the Agreement and Plan of Reorganization dated [__________], 2003, among Ivy Fund on behalf of the Acquired Fund and W&R Funds on behalf of the W&R Fund. A form of the Agreement and Plan of Reorganization is attached as Appendix A to this Prospectus/Proxy. By approving the Agreement and Plan of Reorganization, you are also approving the Acquisition of the Acquired Fund by the W&R Fund under the Agreement and Plan of Reorganization.

PRINCIPAL INVESTMENT RISKS

All of the principal risks applicable to the Funds are described in the table below. As previously noted, the W&R Fund has an investment goal, policies and strategies that are similar to the Acquired Fund. Accordingly, an investment in the W&R Fund involves risks that are similar to those to which an investment in the Acquired Fund is subject.

PRINCIPAL RISKS	FUNDS SUBJECT TO RISK
MANAGEMENT RISK -- Securities selected for the Fund may not perform as well as the securities held by other mutual funds with investment objectives that are similar to those of the Fund.	Acquired Fund W&R Fund

MARKET RISK -- Market risk is the possibility of a change in the price of a security. The prices of common stocks and other equity securities generally fluctuate more than those of other investments. A Fund may lose a substantial part, or even all, of its investment in a company's stock. Growth stocks may experience greater price volatility than value stocks. Because of market risk, the share price of the Fund will likely change as well.

Acquired Fund W&R Fund

FOREIGN SECURITY RISK -- Investing in foreign securities involves a number of economic, financial, and political considerations that are not associated with the U.S. markets and that could affect the Fund's performance unfavorably, depending on the prevailing conditions at any given time. Among these potential risks are greater price volatility; comparatively weak supervision and regulations of security exchanges, brokers, and issuers; higher brokerage costs; fluctuations in foreign currency exchange rates and related conversion costs; adverse tax consequences; and settlement delays.

Acquired Fund W&R Fund

SMALL AND MEDIUM SIZED COMPANY RISK -- Market risk for small to medium sized companies may be greater than that for large companies. Smaller companies are more likely to have limited financial resources and inexperienced management. As well, stocks of smaller companies may experience volatile trading and price fluctuations.

Acquired Fund W&R Fund

INDUSTRY CONCENTRATION RISK -- Since the Fund focuses its investment in securities of companies principally engaged in the science and technology industries, the Fund's performance is subject to the following factors:

(1) the mix of securities in the Fund's portfolio, particularly the relative weightings in, and exposure to, different sectors of the science and technology industries;

(2) the volatility of securities of science and technology companies due, in part, to the competitiveness of the industry;

(3) rapid obsolescence of products or processes of companies in which the Fund invests; and

(4) government regulation in the science and technology industry.

Acquired Fund W&R Fund

IPO RISK -- Securities issued through an initial public offering (IPO) can experience an immediate drop in value if the demand for the securities does not continue to support the offering price. Information about the issuers of IPO securities is also difficult to acquire since they are new to the market and may not have lengthy operating histories. The Fund may engage in short term trading in connection with its IPO investment, which could produce higher trading costs and adverse tax consequences. The number of securities issued in an IPO is also limited, so it is likely that IPO securities will represent a smaller component of the Fund's portfolio as the Fund's assets increase (and thus have a more limited effect on the Fund's performance).

Acquired Fund

INFORMATION ABOUT THE ACQUISITION

General

Shareholders who object to the Acquisition of the Acquired Fund by the W&R Fund will not be entitled under Massachusetts law or Ivy Fund's Declaration of Trust to demand payment for, or an appraisal of, their shares. However, shareholders should be aware that the Acquisition as proposed is not expected to result in recognition of gain or loss to shareholders for federal income tax purposes and that, if the Acquisition is consummated, shareholders will be free to redeem the shares of the W&R Fund which they receive in the transaction at their current net asset value, less any applicable CDSC. In addition, you may redeem the Acquired Fund shares at any time prior to the consummation of the Acquisition.

Shares You Will Receive

If the Acquisition occurs, the shares you receive in exchange for your Acquired Fund shares will have the following characteristics:

The shares you receive in exchange for your Acquired Fund shares will have an aggregate net asset value equal to the aggregate net asset value of your Acquired Fund shares as of the business day before the closing of the Acquisition.

The procedures for purchasing and redeeming your shares will be similar after the Acquisition as they are currently. See the prospectus of the W&R Fund and Appendix D for additional information.

The shares acquired in the Acquisition may be exchanged (except as set forth below in the discussion of Class Y shares) for shares of the same class of any other fund in the Ivy Funds or the W&R Funds, Inc. without the payment of an additional sales charge or CDSC.

You will have voting rights similar to those you currently have, but as a shareholder of the W&R Fund and the W&R Funds.

If the Acquisition occurs and you own Class A shares of the Acquired Fund, you will receive Class A shares of the W&R Fund. Please see Appendix D for more information regarding Class A shares of the W&R Fund and the differences between such shares and Class A shares of the Acquired Fund. As compared to the Acquired Fund Class A shares you currently own, the Class A shares you receive in exchange for such shares will have the following characteristics:

Similar to Acquired Fund Class A shares, Class A shares of the W&R Fund are subject to a maximum initial sales charge of 5.75%; however, Class A shares you receive in exchange for the Acquired Fund Class A shares will not be subject to an initial sales charge.

The following table compares the initial sales charge based on size of purchase for each of Class A shares of the Acquired Fund and Class A shares of the W&R Fund:

Acquired Fund		W&R Fund
Size of Purchase	Sales Charge as Percent of Public Offering Price	Size of Purchase	Sales Charge as Percent of Public Offering Price
Less than $50,000	5.75%	Under $100,000	5.75%
$50,000 but less than $100,000	5.25%	$100,000 to less than $200,000	4.75%
$100,000 but less than $250,000	4.50%	$200,000 to less than $300,000	3.50%
$250,000 but less than $500,000	3.00%	$300,000 to less than $500,000	2.50%

$500,000 and over	0.00%	$500,000 to less than $1,000,000	1.50%
		$1,000,000 to less than $2,000,000	1.00%
		$2,000,000 and over	0.00%

----

If you purchased $500,000 or more of Class A shares of the Acquired Fund within one year prior to the consummation of the Acquisition and did not pay a front-end sales charge, the Class A shares of the W&R Fund you acquire in the Acquisition will be subject to a CDSC of 1.00% if you sell the shares within two years after the end of the month in which you purchased the Acquired Fund Class A shares. Class A share purchases of $2 million or more made after consummation of the Acquisition will be subject to a 1.00% CDSC if they are redeemed within one year of purchase.

----	Class A shares of the W&R Fund are subject to the same distribution and service fees as Acquired Fund Class A shares.

If the Acquisition of the Acquired Fund occurs and you own Class B shares of the Acquired Fund, you will receive Class B shares of the W&R Fund. Please see Appendix D for more information regarding Class B shares of the W&R Fund and the differences between such shares and Class B shares of the Acquired Fund. As compared to the Acquired Fund Class B shares you currently own, the Class B shares you receive in exchange for such shares will have the following characteristics:

----

Class B shares are subject to a CDSC, but for purposes of determining the CDSC applicable to any redemption of Class B shares you acquire in the Acquisition, the new shares will continue to age from the date you purchased the Acquired Fund Class B shares.

----	Class B shares of W&R Fund are subject to the same distribution and service fees as Acquired Fund Class B shares.

If the Acquisition of the Acquired Fund occurs and you own Class C shares of the Acquired Fund, you will receive Class C shares of the W&R Fund. Please see Appendix D for more information regarding Class C shares of the W&R Fund and the differences between such shares and Class C shares of the Acquired Fund. As compared to the Acquired Fund Class C shares you currently own, the Class C shares you receive in exchange for such shares will have the following characteristics:

----

Class C shares of the W&R Fund are subject to the same distribution and service fees as Acquired Fund Class C shares, and, similar to Acquired Fund Class C shares, are subject to a CDSC of 1.00% for one year after purchase.

No Class I shares of the Acquired Fund are outstanding as of the date of this Prospectus/Proxy, and Class I shares of the Acquired Fund are not currently available for sale. Therefore, the Acquisition will not involve the transfer of any Class I shares of the Acquired Fund.

If the Acquisition of the Acquired Fund occurs and you own Advisor Class shares of the Acquired Fund, you will receive Class Y shares of the W&R Fund. Please see Appendix D for more information regarding Class Y shares of the W&R Fund and the differences between such shares and Advisor Class shares of the Acquired Fund. As compared to the Acquired Fund Advisor Class shares you currently own, the Class Y shares you receive in exchange for such shares will have the following characteristics:

----	Unlike Acquired Fund Advisor Class shares, Class Y shares are subject to a distribution and service fee of 0.25%.
----	You may sell your Class Y shares acquired in the Acquisition and buy Class Y shares of any other fund in the W&R Group Funds or Waddell & Reed InvestEd Portfolios, Inc. (or Class A shares of the W&R Money Market Fund).

Information concerning capitalization of each of the Funds is contained in Appendix C.

Reasons for the Acquisition

On December 16, 2002, Waddell & Reed Financial, Inc. completed its acquisition of the entire operation of Mackenzie Investment Management Inc. The Adviser and Ivy Mackenzie Distributors, Inc. became indirect subsidiaries of Waddell & Reed Financial, Inc. at that time. Ivy Fund and the W&R Funds are two of five mutual fund families constituting the funds in the Waddell & Reed complex. Management compared product offerings within Ivy Fund and the W&R Family of Funds, and the Adviser has proposed a number of acquisitions and one liquidation involving these mutual funds in addition to the Acquisition described in this Prospectus/Proxy.

At a meeting held on January 21, 2003, the Board of Trustees of Ivy Fund, including all Trustees who are not "interested persons" of Ivy Fund, determined that the Acquisition would be in the best interests of the Acquired Fund's shareholders and that the interests of existing shareholders in the Acquired Fund would not be diluted as a result of the Acquisition. The Directors of W&R Funds, including all Directors who are not "interested persons" of W&R Funds, have determined that the Acquisition would be in the best interests of the W&R Fund's shareholders and that the interests of existing shareholders in the W&R Fund would not be diluted as a result of the Acquisition. The Board of Trustees of Ivy Fund has unanimously approved the Acquisition and recommends that you vote in favor of the Acquisition by approving the Agreement and Plan of Reorganization, a form of which is attached as Appendix A to this Prospectus/Proxy.

In proposing the Acquisition, the Adviser presented to the Ivy Fund Board of Trustees, at meetings held on December 17, 2002 and January 21, 2003, the following reasons for the Acquired Fund to enter into the Acquisition:

----	The Acquired Fund and the W&R Fund have the same portfolio manager and share similar investment goals and investment strategies.
----

Based on estimated expense ratios calculated using each Fund's net assets and numbers of shareholders as of December 31, 2002, shareholders of the Acquired Fund are expected to experience lower net expenses, except Class B shareholders of the Acquired Fund may experience similar or slightly higher net expenses.

----	Shareholders of the Acquired Fund will move into a fund with better long-term and short-term performance records, which the Adviser believes it will be able to leverage into significant growth.
----	Shareholders of the Acquired Fund will become shareholders of a larger, more diversified group of mutual funds, and after the Acquisition, shareholders will have the right to exchange among all Ivy Funds and W&R Funds.
----	The Acquisition is intended to create a larger fund, and this will permit fixed costs to be spread over a larger asset base.
----

The Acquisition is intended to permit the Acquired Fund's shareholders to exchange their investment for an investment in the W&R Fund without recognizing gain or loss for federal income tax purposes. By contrast, if an Acquired Fund shareholder were to redeem his or her shares to invest in another fund, such as the W&R Fund, the transaction would be a taxable event for such shareholder. Similarly, if the Acquired Fund were liquidated or reorganized in a taxable transaction, the transaction would be a taxable event for the Acquired Fund's shareholders. After the Acquisition, shareholders may redeem any or all of their W&R Fund shares at net asset value (subject to any applicable CDSC, as with a redemption of their Acquired Fund shares) at any time, at which point they would recognize a taxable gain or loss.

The Board of Trustees considered the relative Fund performance results set forth below under "Performance Information." No assurance can be given that the W&R Fund will achieve any particular level of performance after the Acquisition.

In addition, the Board considered that shareholders of the Acquired Fund who do not want to become shareholders of the W&R Fund, whether because they wish to realize an unrealized loss on their shares or otherwise, could redeem their shares in the Acquired Fund prior to the Acquisition. The Board also considered the fact that, unlike the Advisor Class shares of the Acquired Fund, the Class Y shares of the W&R Fund bear a 0.25% annual 12b-1 fee.

If shareholders do not approve the transaction, the Trustees of the Ivy Fund will consider what alternatives may then be available.

Terms of the Agreement and Plan of Reorganization

If approved by the shareholders of the Acquired Fund, the Acquisition is expected to occur on or around June ____, 2003. A form of the Agreement and Plan of Reorganization is attached as Appendix A to this Prospectus/Proxy for your review. The following is a brief summary of the principal terms of the Agreement and Plan of Reorganization:

----

The Acquired Fund will transfer all of the assets and liabilities attributable to each class of its shares to the W&R Fund in exchange for shares of a similar class of the W&R Fund* with an aggregate net asset value equal to the net value of the transferred assets and liabilities.

----

The Acquisition will occur on the next business day after the time (currently scheduled to be 4:00 p.m. Eastern Time on June ___, 2003, or such other date and time as the parties may determine) when the assets of each Fund are valued for purposes of the Acquisition.

----

The shares of each class of the W&R Fund received by the Acquired Fund will be distributed to the Acquired Fund's respective shareholders of the corresponding class pro rata in accordance with their percentage ownership of such class of such Acquired Fund in full liquidation of such Acquired Fund.

----	After the Acquisition, the Acquired Fund will be terminated, and its affairs will be wound up in an orderly fashion.
----

The Acquisition requires approval by the Acquired Fund's shareholders and satisfaction of a number of other conditions; the Acquisition may be terminated at any time with the approval of both of the Board of Trustees of the Ivy Fund and the Board of Directors of W&R Funds or, under certain conditions, by either the Ivy Fund or the W&R Funds.

----------------

*Class A shareholders of the Acquired Fund will receive Class A shares of the W&R Fund, Class B shareholders of the Acquired Fund will receive Class B shares of the W&R Fund, Class C shareholders of the Acquired Fund will receive Class C shares of the W&R Fund, and Advisor Class shareholders of the Acquired Fund will receive Class Y shares of the W&R Fund, in each case as discussed under the section "Information About the Acquisition-Shares You Will Receive" in the Proposal section of this Prospectus/Proxy. As there are no Class I shares of the Acquired Fund outstanding and Class I shares are not available for sale, no transfer of Class I shares of the Acquired Fund will be required.

Federal Income Tax Consequences

The Acquisition is intended to be a tax-free reorganization. Bell, Boyd & Lloyd LLC has delivered to the Acquired Fund and the W&R Fund an opinion, and the closing of the Acquisition will be conditioned on receipt of a letter from Bell, Boyd & Lloyd LLC confirming such opinion, to the effect that, on the basis of existing law under specified sections of the Internal Revenue Code of 1986, as amended (the "Code"), although not entirely free from doubt, for federal income tax purposes:

----	under Section 361 or Section 354 of the Code, respectively, no gain or loss will be recognized by the Acquired Fund or the shareholders of the Acquired Fund as a result of the Acquisition;
----

under Section 358 of the Code, the tax basis of the W&R Fund shares you receive will be the same, in the aggregate, as the aggregate tax basis of your Acquired Fund shares exchanged therefor, as applicable;

----

under Section 1223(1) of the Code, your holding period for the W&R Fund shares you receive will include the holding period for your Acquired Fund shares exchanged therefor, as applicable, if you hold your shares as a capital asset;

----	under Section 1032 of the Code, no gain or loss will be recognized by the W&R Fund as a result of the Acquisition;
----	under Section 362(b) of the Code, the W&R Fund's tax basis in the assets that the W&R Fund receives from the Acquired Fund will be the same as the Acquired Fund's basis in such assets; and
----	under Section 1223(2) of the Code, the W&R Fund's holding period in such assets will include the Acquired Fund's holding period in such assets.

Each opinion is, and each confirmation letter will be, based on certain factual certifications made by officers of the Ivy Fund and the W&R Funds. No opinion or confirmation letter is a guarantee that the tax consequences of the Acquisition will be as described above.

Prior to the closing of the Acquisition, the Acquired Fund will distribute to its shareholders all of its respective net investment company taxable income, if any, and net realized capital gains (after reduction by any available capital loss carryforwards), if any, that have not previously been distributed to shareholders. Such distributions will be taxable to shareholders.

A substantial portion of the portfolio assets of the Acquired Fund may be sold in connection with the Acquisition. The actual tax impact of such sales will depend on the difference between the price at which such portfolio assets are sold and the Acquired Fund's basis in such assets. Any net capital gains recognized in these sales not offset by capital loss carryforwards will be distributed to the Acquired Fund's shareholders as capital gain dividends (to the extent of net realized long-term capital gains) and/or ordinary dividends (to the extent of net realized short-term capital gains) during or with respect to the year of sale, and such distributions will be taxable to shareholders.

This description of the federal income tax consequences of the Acquisition does not take into account your particular facts and circumstances. Consult your own tax adviser about the effect of state, local, foreign, and other tax laws.

Performance Information

The chart below shows the percentage gain or loss for Class A shares of the Acquired Fund in each calendar year since it commenced operations. The chart should give you a general idea of how the Acquired Fund's returns have varied from year to year. Any applicable sales charges and account fees are not reflected, and if they were, the returns shown above would be lower. The returns for the Fund's other classes of shares during these periods were different from those of Class A because of variations in their respective expense structures. The calculations of total return assume the reinvestment of all dividends and capital gain distributions on the reinvestment date. Past performance is not an indication of future results. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower.

Additional discussion of the manner of calculation of total return is contained in the Acquired Fund's Prospectus and Statement of Additional Information.

ACQUIRED FUND

ANNUAL TOTAL RETURNS FOR CLASS A SHARES
FOR THE YEARS ENDING DECEMBER 31

6.53%
36.26%
122.56%
-42.99%
-51.65%
-46.36%
1997
1998
1999
2000
2001
2002

For period shown in bar chart: Best quarter: 4th quarter 1999, +65.43% Worst quarter: 1st quarter 2001, -44.97%

The following tables list the average annual total returns for Class A, Class B, Class C, Class I and Advisor Class Shares of the Acquired Fund for the one-year, five-year and since inception periods ended December 31, 2002 (including applicable sales charges). These tables are intended to provide you with some indication of the risks of investing in the Acquired Fund. At the bottom of each table, you can compare the Acquired Fund's performance with a broad-based market index.

After-tax returns are presented for Class A shares and after-tax returns for other classes may vary. After-tax returns are intended to show the impact federal income taxes have on investments in the Acquired Fund. The Acquired Fund's return after taxes on distribution calculation shows the effect of taxable distributions, but assume that you hold the fund shares at the end of the period, thus not having any taxable gain or loss on your investment in shares of the Fund. The Acquired Fund's return after taxes on distribution and sale of Fund shares calculation shows the effect of both a distribution and any taxable gain or loss that would be realized if you purchased Fund shares at the beginning of a period and sold them at the end of the period.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation, and may differ from those shown. After-tax returns are relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts, or to shares held by non-taxable entities.

	Class A(1)	Class B(1)	Class C(1)	Class I(2)	Advisor Class(3)	Russell 3000 Tech. Index(1)*
1 Year
Return Before Taxes	-49.44%	-49.55%	-47.32%	N/A	-46.25%	-39.06%
Return After Taxes on Distributions						N/A
Return After Taxes on Distributions and Sale of Fund Shares						N/A
5 Years
Return Before Taxes	-15.95%	-15.97%	-15.58%	N/A	N/A	-3.32%
Return After Taxes on Distribution						N/A
Return After Taxes on Distributions and Sale of Fund Shares						N/A
Since Inception
Return Before Taxes	-4.67%	-4.64%	-4.42%	N/A	-18.23%
Return After Taxes on Distribution
Return After Taxes on Distributions and Sale of Fund Shares

*The Russell 3000 Technology Index is composed of those companies in the Russell 3000 Index which are classified as Technology companies. Technology is defined as companies that serve the electronics and computer industries or that manufacture products based on the latest applied science.
_________________

(1) The inception date for the Acquired Fund's Class A, Class B, and Class C shares was July 22, 1996. Index performance is calculated from July 30, 1996.

(2) The Fund has no outstanding Class I shares.

(3) The inception date for the Acquired Fund's Advisor Class shares was April 15, 1998.

The bar chart below presents the average annual total returns for Class C shares of the W&R Fund and shows how performance has varied from year to year. The bar chart does not reflect any deferred sales charge that you may be required to pay upon redemption of the W&R Fund's Class C shares. If the deferred sales charge were included, the returns would be less than those shown. The calculations of total return assume payment of dividends and other distributions in shares. As with all mutual funds, the W&R Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

Additional discussion of the manner of calculation of total return is contained in the Acquired Fund's Prospectus and Statement of Additional Information.

W&R FUND

ANNUAL TOTAL RETURNS FOR CLASS C SHARES

FOR THE YEARS ENDING DECEMBER 31(1)

In the period shown in the chart, the highest quarterly return was 82.61% (the fourth quarter of 1999) and the lowest quarterly return was --23.25% (the second quarter of 2000).

(1) The returns shown are based on the performance of the W&R Fund's prior Class B shares. On March 24, 2000, that Class B was combined with and redesignated as Class C, which had commenced operations on October 4, 1999.

(2) A substantial portion of the W&R Fund's returns during this period is attributable to investments in initial public offerings (IPOs). No assurance can be given that the W&R Fund will continue to be able to invest in IPOs to the same extent as it has in the past or that future IPOs in which the W&R Fund invests will have as equally beneficial an impact on performance.

The following table compares the W&R Fund's average annual returns to that of a broad-based securities market index that is unmanaged, and to a Lipper average that is a composite of mutual funds with goals similar to that of the W&R Fund. The Fund's returns include the maximum sales charge for Class A shares (5.75%) and the applicable CDSC for Class B and Class C shares, treat dividend and capital gain distributions as reinvested and assume you sold your shares at the end of each period (unless otherwise noted).

The table also shows average annual returns, for Class C shares, on a before-tax and after-tax basis. Return Before Taxes shows the actual change in the value of the Fund shares over the periods shown, but does not reflect the impact of taxes on Fund distributions or the sale of Fund shares. The two after-tax returns take into account taxes that may be associated with owning Fund shares. Return After Taxes on Distributions is a Fund's actual performance, adjusted by the effect of taxes on distributions made by the Fund during the period shown. Return After Taxes on Distributions and the Sale of Fund Shares is further adjusted to reflect the tax impact on any change in the value of Fund shares as if they had been sold on the last day of the period.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts, or to shares held by non-taxable entities. After-tax returns are shown only for Class C shares. After-tax returns for other Classes may vary.

Average Annual Total Returns as of December 31, 2002(%)	1 Year	5 Years (or Life of Class)	10 Years (or Life of Class)
Class C (began on 7-31-1997)
Before Taxes(1)	-26.57%	13.05%	12.42%
After Taxes on Distributions(1)	-26.57%	11.73%	11.22%
After Taxes on Distributions and Sale of Fund Shares(1)	-16.32%(2)	11.82%	11.25%
Class Y (began on 6-09-1998)
Before Taxes	-25.67%	10.91%
Class A (began on 7-03-2000)
Before Taxes	-30.16%	-23.33%
Class B (began on 7-03-2000)
Before Taxes	-29.72%	-22.98%
Indexes
Goldman Sachs Technology Industry Composite Index(3)	-40.27%	-3.26%(4)
Lipper Science & Technology Funds Universe Average(5)	-43.01%	-3.03%(4)

(1)The returns shown for Class C shares are based on the performance of the Fund's prior Class B shares. On March 24, 2000, that Class B was combined with and redesignated as Class C, which had commenced operations on October 4, 1999. The prior Class B's performance has been adjusted to reflect the current CDSC structure applicable to Class C. Accordingly, these returns reflect no CDSC since it only applies to Class C shares held for twelve months or less.

(2) After-tax returns may be better than Before Tax returns due to an assumed tax benefit from losses on a sale of the Fund's shares at the end of the period.

(3) Reflects no deduction for fees, expenses or taxes.

(4) Index comparison begins on July 31, 1997.

(5) Lipper Average is net of fees and expenses.

Information About the Rights of Shareholders

W&R Funds is organized as a Maryland corporation, and Ivy Fund is organized as a Massachusetts business trust. The following is a summary of the major differences between the rights of shareholders of the Acquired Fund and the rights of shareholders of the W&R Fund.

Shareholder Voting--- Generally

Under Maryland law, the W&R Articles and the W&R Bylaws, shareholder voting power is generally limited to electing directors, approving investment management or sub-investment management agreements, ratifying the selection of independent public accountants, approving plans of distribution adopted pursuant to Rule 12b-1, approving amendments to W&R Funds' charter and authorizing extraordinary corporate action. The W&R Articles provide that capital stock of W&R Funds that is issued, outstanding and entitled to vote shall be voted in the aggregate, and not by series or class, except when otherwise required by law or if the W&R Fund Board of Directors has determined that only one or more particular series or classes are affected by the matter under consideration, in which case only the affected series or classes vote. Maryland law provides that a corporation's charter may require a lesser proportion of votes of shareholders on matters than otherwise required by Maryland law, but not less than a majority. Under the W&R Articles and the W&R Bylaws, any corporate action to be taken by a shareholder vote is authorized by a majority of votes validly cast on the matter, subject to applicable laws, regulations, or rules or orders of the SEC.

Under the Ivy Declaration of Trust, shareholders have the power to vote (i) for the election of Trustees, (ii) with respect to amendment of the Acquired Declaration of Trust, (iii) to the same extent as the shareholders of a Massachusetts business corporation as to whether or not court action, proceeding or claim should or should not be brought or maintained derivatively or as a class action on behalf of Ivy Fund or its shareholders, (iv) with respect to the termination of Ivy Fund or any series or class, (v) to remove Trustees from office in certain circumstances, (vi) with respect to a contract for advisory and/or management services, and (vii) with respect to such additional matters relating to Ivy Fund as may be required by the Ivy Declaration of Trust, the Ivy Bylaws or any registration with the SEC or any state, or as the Trustees may consider necessary or desirable. The Ivy Declaration of Trust states that on all matters submitted to a shareholder vote, all shares of Ivy Fund entitled to vote are to be voted by individual series or class except (i) as otherwise required by the 1940 Act to be voted in the aggregate or (ii) when the Trustees determine that the matter affects only the interests of one or more series or classes.

Shareholder Meetings

The W&R Bylaws permit a special meeting of the shareholders to be called by for any purpose by a majority of the Board of Directors, the Chairman of the Board or the President or vice president. In addition, the W&R Bylaws allow the Secretary to call a special meeting at the request of the holders of 10% of the outstanding shares entitled to vote at such meeting if certain conditions are met. The Ivy Declaration of Trust allows for shareholder meetings to be called by the Trustees. Under certain circumstances, shareholders of at least 10% of the outstanding shares Ivy Fund may call a meeting of shareholders. The Ivy Declaration of Trust also allows shareholders to act without a meeting upon the written consent of shareholders holding a majority of the shares entitled to vote on the matter (or a larger proportion if required for a vote on such matter by the Ivy Declaration of Trust).

Quorums

The W&R Bylaws provide that one-third of the shares entitled to vote constitutes a quorum at shareholder meetings. The Ivy Declaration of Trust provides that a majority of the shares entitled to vote constitutes a quorum at shareholder meetings.

Removal of Trustees and Directors

Pursuant to Maryland law and the W&R Bylaws, any Director may be removed with or without cause at any meeting of shareholders duly called at which a quorum is present by the affirmative vote of a majority of the votes represented at the meeting. The Ivy Declaration of Trust provides that a Trustee may be removed by a vote of holders of two-thirds of the outstanding shares at any meeting of shareholders.

Indemnification of Trustees, Directors and Officers

Pursuant to the W&R Bylaws, W&R Funds shall indemnify current and former directors, officers, employees and agents of the Funds, to the extent permitted by applicable law, against all expenses (including attorneys' fees), judgments, fines, and amounts paid in settlement incurred in connection with or resulting from any threatened, pending or completed claim, action, suit or proceeding, whether criminal, civil administrative or investigative, in which they may become involved as a party by reason of being or having been a director, officer, employee or agent. Under Maryland law, a corporation may indemnify any director against liabilities for acts incurred by reason of service as a director unless it is established that (i) that act or omission was material to the matter giving rise to the proceeding and (a) was committed in bad faith or (b) was the result of active and deliberate dishonesty, (ii) the director actually received an improper personal benefit of (iii) in the case of a criminal proceeding, the director had reasonable cause to believe the act or omission was unlawful. In addition, indemnification may not be made (i) in a proceeding by or in the right of the corporation where the director is found liable to the corporation (a "Corporate Liability") or (ii) in a proceeding charging improper person benefit where the director is found to be liable because such benefit was improperly received, whether or not involving action in the director's official capacity (a "Personal Liability").

Maryland law also provides that indemnification is not payable by a corporation unless a determination has been made that the director has met the standard of conduct noted in the foregoing paragraph. Such determination may be made by (i) a vote of a majority of a quorum of directors consisting of directors not, at the time, parties to the proceedings, or, if such a quorum cannot be obtained, then by a majority vote of a committee of the board (designated by a majority of the board, in which designation directors who are parties may participate) consisting solely of two or more directors not, at the time, parties to such proceedings (ii) special legal counsel selected by the board or a committee as set forth in (i) above, or if the quorum of the full board cannot be obtained and the committee cannot be established, by a majority vote of the full board in which directors who are parties may participate, or (iii) the stockholders. Upon the application of a director, a court may order indemnification if it determines that (i) a director is entitled to reimbursement because such director has been successful, on the merits or otherwise, in the defense of a proceeding in which such director has been determined to have met the applicable standards of conduct or (ii) whether or not the director has met the applicable standards of conduct, the director is entitled to indemnification in view of all the relevant circumstances, provided that the indemnification payment shall be limited to the directors' expenses in cases involving Corporate Liability or Personal Liability. In addition, no indemnification or advance payment is provided to directors or officers who engage in willful misfeasance, bad faith, gross negligence or reckless disregard of duty under the W&R Bylaws.

Similarly, under the Ivy Declaration of Trust, Ivy Fund shall indemnify current and former Trustees and officers against all liabilities and expenses incurred by reason of their service as a Trustee or officer of Ivy Fund. Ivy Fund will not provide indemnification to any person: (i) adjudicated not to have acted in good faith in the reasonable belief that his or her action was in the best interests of Ivy Fund, (ii) adjudicated to be liable because of willful misfeasance, bad faith, gross negligence or reckless disregard of duty, or (iii) in the event of a settlement, unless (a) such settlement is found to be in the best interests of Ivy Fund by a majority of disinterested Trustees acting on the matter (assuming a majority of the disinterested Trustees then in office act on the matter) upon a determination that such person acted in good faith on the reasonable belief that his or her action was in the best interests of Ivy Fund and is not liable to Ivy Fund or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of duty, or (b) a written opinion of independent legal counsel to the effect that such person appears to have acted in good faith in the reasonable belief that his or her action was in the best interests of Ivy Fund and that such indemnification would not protect such person against any liability to Ivy Fund to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of duty. The Ivy Declaration of Trust also provides that expenses may be paid in advance so long as such amounts are repaid to Ivy Fund if it is determined that such payments are not authorized under such Declaration of Trust. Also, the Ivy Declaration of Trust provides that the indemnification rights are not exclusive and do not affect any other rights to which persons seeking indemnification may be entitled.

Personal Liability

Under Maryland law, shareholders have no personal liability for acts or obligations of the corporation. Under Massachusetts law, shareholders of Massachusetts business trust could, under certain circumstances, be held personally liable for the obligations of Ivy Fund. However, the Ivy Declaration of Trust disclaims shareholder liability for acts or obligations of the Acquired Fund and requires that notice of such disclaimer be given in each agreement, undertaking or obligation entered into or executed by Ivy Fund or the Trustees. The Ivy Declaration of Trust provides that any shareholder held to be personally liable solely by reason of his or her being or having been a shareholder of Ivy Fund shall be indemnified out of the property of the series (or attributable class) of which he or she is or was a shareholder for all such loss and expense. Thus, the risk of a shareholder's incurring financial loss from shareholder liability is limited to circumstances in which Ivy Fund would be unable to meet its obligations. The likelihood of such a circumstance is considered remote.

Termination

Under Maryland law, a corporation with stock outstanding may be voluntarily dissolved by the affirmative vote of two-thirds of all the votes entitled to be cast on the matter. A corporation with no outstanding stock may be terminated upon the vote of the majority of the Directors.

By contrast, the Ivy Declaration of Trust provides that Ivy Fund may be terminated at any time by a vote of at least 66 2/3% of the shares entitled to vote, or by the Trustees by written notice to the shareholders. Any series of Ivy Fund may be terminated at any time by vote of at least 66 2/3% of the shares of that series, or by the Trustees by written notice to shareholders of that series.

Amendments

Maryland law generally provides that the charter may be amended by a vote of at least two-thirds of all shareholders. Maryland law provides that a majority of the board of directors may, without a shareholder vote, (1) change the name of the corporation, or (2) change the name or par value of any class or series of the corporation's stock and the aggregate par value of the corporation's stock. The W&R Bylaws may be amended by a majority vote of shareholders or by a majority of the Board of Directors.

The Ivy Declaration of Trust may be amended by a vote of a majority of the shares entitled to vote, although the Trustees may amend the Ivy Declaration of Trust without a shareholder vote for the purpose of changing the name of Ivy Fund or supplying any omission, curing any ambiguity or curing, correcting or supplementing any defective or inconsistent provision. The Ivy Bylaws may be amended by action of a majority of the Trustees.

Rights of Inspection

Under Maryland law, any shareholder of W&R Funds may inspect and copy during usual business hours the W&R Articles and the W&R Bylaws and the minutes, annual reports and voting trust agreement on file at W&R Funds' principal office. Under Maryland law, shareholders owning at least 5% of W&R Funds' shares who have been shareholders of record for at least six months also have the right to inspect the books of account and stock ledger of W&R Funds and request a statement of W&R Funds' affairs. Massachusetts law, the Ivy Declaration of Trust and the Ivy Bylaws do not provide for any inspection rights.

Distributions

Maryland law provides that a distribution may not be made by W&R Funds if, after giving effect to it, (i) W&R Funds would not be able to pay its indebtedness as such indebtedness becomes due in the usual course of business; or (ii) W&R Funds' total assets would be less than the sum of W&R Funds' total liabilities plus the amount that would be needed if W&R Funds were to be dissolved at the time of the distribution to satisfy any preferential rights upon dissolution of stockholders whose preferential rights on dissolution are superior to those receiving the distribution. Massachusetts law, the Ivy Articles and the Ivy Bylaws contain no comparable restrictions.

*    *    *    *

The foregoing is only a summary of certain characteristics of the operations of the Declaration of Trust of the Trust, Articles of Incorporation of the W&R Funds, their respective Bylaws and Maryland and Massachusetts law and is not a complete description of those documents or law. Shareholders should refer to the provisions of such Declaration of Trust, Articles of Incorporation, Bylaws and Maryland and Massachusetts law directly for more complete information.

THE IVY FUND TRUSTEES UNANIMOUSLY RECOMMEND APPROVAL OF THE AGREEMENT AND PLAN OF REORGANIZATION.

Required Vote for the Proposal

Approval of the Agreement and Plan of Reorganization dated as of [___________], 2003, by and between Ivy Fund on behalf of the Acquired Fund, and W&R Funds on behalf of the W&R Fund, will require the affirmative vote of a majority of the outstanding shares of the Acquired Fund with respect to the Acquisition. With respect to the approval of the Agreement and Plan of Reorganization, the term "majority of the outstanding shares" of the Acquired Fund means more than 50% of the outstanding shares of the Acquired Fund. A vote of the shareholders of the W&R Fund is not needed to approve the Acquisition.

GENERAL

VOTING INFORMATION

The Ivy Fund Board of Trustees is soliciting proxies from the shareholders of the Acquired Fund in connection with the Meeting, which has been called to be held at 10:00 a.m. Central Time on June 3, 2003, at the offices of Waddell & Reed Financial, Inc., 6300 Lamar Avenue, Overland Park, Kansas. The meeting notice, this Prospectus/Proxy and proxy inserts are being mailed to shareholders beginning on or about April ___, 2003.

Information About Proxies and the Conduct of the Meeting

Solicitation of Proxies. Proxies will be solicited primarily by mailing this Prospectus/Proxy and its enclosures, but proxies may also be solicited through further mailings, telephone calls, personal interviews or e-mail by officers of Ivy Fund or by employees or agents of its service contractors. In addition, Georgeson Shareholder Communications, Inc. has been engaged to assist in the solicitation of proxies, at an estimated cost of $[___] to the Acquired Fund, which will be paid by the Acquired Fund and the Adviser as noted below.

Voting Process

You can vote in any one of the following ways:

(a)  By mail, by filling out and returning the enclosed proxy card;

(b)  By phone or Internet (see enclosed proxy insert for instructions); or

(c)  In person at the Meeting.

Shareholders who owned shares on the record date, April 7, 2003, are entitled to vote at the Meeting. For each full share of the Acquired Fund that you hold, you are entitled to one vote, and for each fractional share you hold, you are entitled to a proportionate fractional vote. If you choose to vote by mail and you are an individual account owner, please sign exactly as your name appears on the proxy card. Either owner of a joint account may sign the proxy card, but the signer's name must exactly match the name that appears on the card.

Costs. The W&R Fund will bear the transfer agency costs related to the Acquisition and the costs of registration of its shares to be issued to shareholders of the Acquired Fund upon the closing of the Acquisition. All other costs of the Meeting, including the costs of soliciting proxies, and the costs of the Acquisition will be borne by the Acquired Fund and the Adviser in the following percentages: Acquired Fund 50% and Adviser 50%. In the event that the shareholders of the Acquired Fund do not approve the Agreement and Plan of Reorganization or the Acquisition does not close for any reason, the Adviser will bear the costs of the failed Acquisition which would otherwise have been borne by the Acquired Fund and the W&R Fund.

Voting and Tabulation of Proxies. Shares represented by duly executed proxies will be voted as instructed on the proxy. If no instructions are given, the proxy will be voted in favor of the Proposal. You can revoke your proxy at any time before it is exercised by sending a signed, written letter of revocation to the Secretary of Ivy Fund, by properly executing and submitting a later-dated proxy or by attending the Meeting and voting in person.

Votes cast in person or by proxy at the Meeting will be counted by persons appointed by the Acquired Fund as proxies for the Meeting (the "Designees"). A quorum is constituted with respect to the Acquired Fund by presence in person or by proxy of the holders of more than 50% of the outstanding shares of the Acquired Fund entitled to vote at the Meeting. In determining whether a quorum is present, abstentions and "broker non-votes" will be treated as shares that are present and entitled to vote. Since these shares will be counted as present, but not as voting in favor of the Proposal, these shares will have the same effect as if they cast votes against the Proposal. "Broker non-votes" are shares held by brokers or nominees as to which (i) the broker or nominee does not have discretionary voting power and (ii) the broker or nominee has not received instructions from the beneficial owner or other person who is entitled to instruct how the shares will be voted.

Adviser and Underwriter. The address of the Acquired Fund's investment adviser is Waddell & Reed Ivy Investment Company, Inc., 6300 Lamar Avenue, P.O. Box 29217, Shawnee Mission, Kansas, 66201. The Adviser is an indirect, wholly owned subsidiary of Waddell & Reed Financial, Inc. ("Waddell & Reed"), a publicly held company. During the fiscal year ended December 31, 2002, the Acquired Fund paid the Adviser advisory fees at an annual rate of [1.00%] as a percentage of the Acquired Fund's net assets.

The address of the W&R Fund's investment adviser is Waddell & Reed Investment Management Company, 6300 Lamar Avenue, P.O. Box 29217, Shawnee Mission, Kansas 66201. WRIMCO is a wholly owned subsidiary of Waddell & Reed, Inc., the W&R Fund's principal underwriter and distributor. Waddell & Reed, Inc. is a wholly owned subsidiary of Waddell & Reed Financial Services, Inc., a holding company which is a wholly owned subsidiary of Waddell & Reed. During the fiscal year ended March 31, 2002, the W&R Fund paid WRIMCO advisory fees at an annual rate of 0.85% as a percentage of the W&R Fund's net assets.

The address of the W&R Fund's principal underwriter, Waddell & Reed, Inc., is 6300 Lamar Avenue, P.O. Box 29217, Shawnee Mission, Kansas 66201. The address of the Acquired Fund's principal underwriter, Ivy Mackenzie Distributors, Inc., is 925 South Federal Highway, Suite 600, Boca Raton, Florida 33432.

Other Service Providers for the W&R Fund and the Acquired Fund. In most cases, the W&R Fund and the Acquired Fund have different service providers. Upon completion of the Acquisition, the W&R Fund will continue to engage its existing service providers. In all cases, the types of services provided to the Funds under these service arrangements are substantially similar. Following are the names and addresses of certain service providers for the W&R Fund and the Acquired Fund.

	W&R FUND	ACQUIRED FUND
Administrator	None	Waddell & Reed Ivy Investment Company, Inc. 6300 Lamar Avenue, P.O. Box 29217, Shawnee Mission, Kansas 66201
Accounting Service Agent	Waddell & Reed Services Company 6300 Lamar Avenue P.O. Box 29217 Shawnee Mission, Kansas 66201-9217	Waddell & Reed Ivy Investment Company, Inc. 925 South Federal Highway, Suite 600 Boca Raton, Florida 33432
Transfer Agent/Shareholder Servicing Agent	Waddell & Reed Services Company 6300 Lamar Avenue P.O. Box 29217 Shawnee Mission, Kansas 66201-9217	PFPC Inc. 4400 Computer Drive Westborough, MA 01581
Custodian	UMB Bank, n.a. 928 Grand Boulevard Kansas City, Missouri 64106	Brown Brothers Harriman & Co. Boston, Massachusetts
Independent Auditors	Deloitte & Touche LLP 1010 Grand Boulevard Kansas City, Missouri 64106-2232	Deloitte & Touche LLP 1010 Grand Boulevard Kansas City, Missouri 64106-2232

Outstanding Shares and Significant Shareholders. Appendix B to this Prospectus/Proxy lists the total number of shares outstanding as of _______ __, 2003, for each class of the Acquired Fund entitled to vote at the Meeting. It also identifies holders of more than 5% or 25% of any class of shares of the Acquired Fund, and contains information about the executive officers and Trustees of Ivy Fund and their shareholdings in the Acquired Fund and in Ivy Fund.

Adjournments; Other Business. In the event that a quorum is not present at the Meeting with respect to a particular Acquired Fund, or if the Acquired Fund has not received enough votes by the time of the Meeting to approve the Proposal, the Designees, or their substitutes, may propose that such Meeting be adjourned one or more times to permit further solicitation of proxies. Any adjournment requires the affirmative vote of a majority of the total number of shares of the Acquired Fund that are present in person or by proxy when the adjournment is being voted on. If a quorum is present, the Designees will vote in favor of any such adjournment all proxies that they are entitled to vote in favor of the Proposal and the Designees will vote against any such adjournment any proxy that directs them to vote against the Proposal. The Designees will not vote any proxy that directs them to abstain from voting on the Proposal.

The Meeting has been called to transact any business that properly comes before it. The only business that management of the Acquired Fund intends to present or knows that others will present is the Proposal. If any other matters properly come before the Meeting, and on all matters incidental to the conduct of the Meeting, the Designees intend to vote the proxies in accordance with their judgment, unless the Secretary of Ivy Fund has previously received written contrary instructions from the shareholder entitled to vote the shares.

Shareholder Proposals at Future Meetings. Neither the Acquired Fund nor the W&R Fund holds annual or other regular meetings of shareholders. Shareholder proposals to be presented at any future meeting of shareholders of the Acquired Fund or W&R Fund must be received by the relevant Fund or Trust in writing a reasonable time before the Acquired Fund or W&R Fund, as the case may be, solicits proxies for that meeting in order to be considered for inclusion in the proxy materials for that meeting. Shareholder proposals should be sent to the relevant Fund, care of, as applicable, the Ivy Global Science & Technology Fund, Attention: Secretary, at 925 South Federal Highway, Suite 600, Boca Raton, Florida 33432 or to W&R Science and Technology Fund, Attention: Secretary, at 6300 Lamar Avenue, P.O. Box 29217, Shawnee Mission, Kansas 66201-9217.

APPENDIX A

AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") dated as of March __, 2003 by and between (i) Ivy Fund (the "Acquired Trust"), a Massachusetts business trust established under an Amended and Restated Agreement and Declaration of Trust dated December 10, 1992, as amended and in effect on the date hereof, on behalf of the Ivy Global Science & Technology Fund (the "Acquired Fund"), a series of the Acquired Trust, and (ii) W&R Funds, Inc. (the "Acquiring Company"), a Maryland corporation formed on January 28, 1992, on behalf of the W&R Science and Technology Fund (the "Acquiring Fund"), a series of the Acquiring Company.

This Agreement is intended to be and is adopted as a plan of reorganization within the meaning of the regulations under Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the "Code"). The reorganization will consist of the transfer of all of the assets of the Acquired Fund in exchange for Class A shares, Class B shares, Class C shares and Class Y shares of common stock of the Acquiring Fund (the "Acquiring Shares"), and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund (other than certain expenses of the reorganization contemplated hereby) and the distribution of such shares of the Acquiring Fund to the shareholders of the Acquired Fund in liquidation of the Acquired Fund, all upon the terms and conditions set forth in this Agreement.

In consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1.  TRANSFER OF ASSETS OF ACQUIRED FUND IN EXCHANGE FOR ASSUMPTION OF LIABILITIES AND ACQUIRING SHARES AND
LIQUIDATION OF ACQUIRED FUND.

  1.1   Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein,

  (a)   The Acquired Trust, on behalf of the Acquired Fund, will transfer and deliver to the Acquiring Company, on behalf of the Acquiring Fund, and the Acquiring Fund will acquire, all the assets of the Acquired Fund as set forth in paragraph 1.2.

  (b)   The Acquiring Fund will assume all of the Acquired Fund's liabilities and obligations of any kind whatsoever, whether absolute, accrued, contingent or otherwise in existence on the Closing Date (as defined in paragraph 1.2 hereof) (collectively, the "Obligations"), except that expenses of reorganization contemplated hereby to be paid by the Acquired Fund pursuant to paragraph 9 shall not be assumed or paid by the Acquiring Fund.

  (c)   The Acquired Fund's shares are divided into five classes, designated Class A shares, Class B shares, Class C shares, Class I shares and Advisor Class shares ("Class A Acquired Shares," "Class B Acquired Shares," "Class C Acquired Shares," "Class I Acquired Shares" and "Advisor Class Acquired Shares," respectively, and collectively, "Acquired Shares"). The Acquiring Shares are divided into four classes, designated Class A shares, Class B shares, Class C shares and Class Y shares ("Class A Acquiring Shares," "Class B Acquiring Shares," "Class C Acquiring Shares" and "Class Y Acquiring Shares," respectively). Each Fund's Class A, Class B and Class C shares are substantially similar to each other, and Class I Acquired Shares and Advisor Class Acquired Shares are substantially similar to Class Y Acquiring Shares (a class of Acquired Shares and its substantially similar class of Acquiring Shares being referred to herein as "Corresponding Classes").

  (d)   The Acquiring Fund will issue and deliver to the Acquired Fund in exchange for the assets transferred pursuant to paragraph 1.1(a) and the assumption of liabilities pursuant to paragraph 1.1(b) the number of full and fractional (rounded to the third decimal place) (i) Class A Acquiring Shares determined by dividing the net value of the Acquired Fund, computed in the manner and as of the time and date set forth in paragraph 2.1 ("Acquired Fund Value"), attributable to the Class A Acquired Shares by the net asset value ("NAV") of one Class A Acquiring Share, computed in the manner and as of the time and date set forth in paragraph 2.2, (ii) Class B Acquiring Shares determined by dividing the Acquired Fund Value attributable to the Class B Acquired Shares by the NAV of one Class B Acquiring Share (as so computed), (iii) Class C Acquiring Shares determined by dividing the Acquired Fund Value attributable to the Class C Acquired Shares by the NAV of one Class C Acquiring Share (as so computed), and (iv) Class Y Acquiring Shares determined by dividing the Acquired Fund Value attributable to the Class I Acquired Shares and Advisor Class Acquired Shares by the NAV of one Class Y Acquiring Share (as so computed).

  (e)   Such transactions shall take place at the closing provided for in paragraph 3.1 (the "Closing").

  1.2   The assets of the Acquired Fund to be acquired by the Acquiring Fund shall consist of all cash, securities, dividends and interest receivable, receivables for shares sold and all other assets which are owned by the Acquired Fund on the closing date provided in paragraph 3.1 (the "Closing Date"), including any deferred expenses, other than unamortized organizational expenses, shown as an asset on the books of the Acquired Fund on the Closing Date.

  1.3   As provided in paragraph 3.4, as soon after the Closing Date as is conveniently practicable (the "Liquidation Date"), the Acquired Fund will liquidate and distribute pro rata to its shareholders of record (the "Acquired Fund Shareholders"), determined as of the close of business on the Valuation Date (as defined in paragraph 2.1), the Acquiring Shares received by the Acquired Fund pursuant to paragraph 1.1. Such liquidation and distribution will be accomplished by the transfer of the Acquiring Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders and representing the respective pro rata number of full and fractional (rounded to the third decimal place) Acquiring Shares due such shareholders, by class (i.e., the account for each Acquired Fund Shareholder of a class of Acquired Shares will be credited with the respective pro rata number of shares of the Corresponding Class of Acquiring Shares due that Shareholder). The Acquiring Fund shall not be obligated to issue certificates representing Acquiring Shares in connection with such exchange.

  1.4   With respect to Acquiring Shares distributable pursuant to paragraph 1.3 to an Acquired Fund Shareholder holding a certificate or certificates for shares of the Acquired Fund, if any, on the Valuation Date, the Acquiring Company will not permit such shareholder to receive Acquiring Share certificates therefor, exchange such Acquiring Shares for shares of other investment companies, effect an account transfer of such Acquiring Shares, or pledge or redeem such Acquiring Shares until the Acquiring Company has been notified by the Acquired Trust, on behalf of the Acquired Fund, or its agent that such Shareholder has surrendered all his or her outstanding certificates for Acquired Fund shares or, in the event of lost certificates, posted adequate bond.

  1.5   Any obligation of the Acquired Fund to make filings with governmental authorities is and shall remain the responsibility of the Acquired Fund through the Closing Date and up to and including such later date on which the Acquired Fund is terminated.

  1.6   As promptly as possible after the Closing Date, the Acquired Fund shall be terminated pursuant to the provisions of the Acquired Trust's Declaration of Trust and the laws of the Commonwealth of Massachusetts, and, after the Closing Date, the Acquired Fund shall not conduct any business except in connection with its liquidation.

2.  VALUATION.

  2.1   For the purpose of paragraph 1, the value of the shares of each class of the Acquired Fund shall be equal to the net asset value of such shares of the Acquired Fund computed as of the close of regular trading on the New York Stock Exchange on the business day next preceding the Closing (such time and date being herein called the "Valuation Date") using the valuation procedures as adopted by the Board of Directors of the Acquiring Company and as set forth in the then-current prospectus or prospectuses or statement or statements of additional information of the Acquiring Company (collectively, as amended or supplemented from time to time, the "Acquiring Fund Prospectus"), after deduction for the expenses of the reorganization contemplated hereby to be paid by the Acquired Fund pursuant to paragraph 9, and shall be certified by an authorized officer of the Acquired Trust.

  2.2   For the purpose of paragraph 1, the net asset value per share of each class of Acquiring Shares shall be the net asset value per share computed as of the close of regular trading on the New York Stock Exchange on the Valuation Date, using the valuation procedures as adopted by the Board of Directors of the Acquiring Company and as set forth in the Acquiring Fund Prospectus. All computations pursuant to paragraphs 2.1 and 2.2 shall be made by or under the direction of Waddell & Reed Investment Management Company.

3.  CLOSING AND CLOSING DATE.

  3.1   The Closing Date shall be on June __, 2003 or on such other date as the parties may agree in writing. The Closing shall be held at 9:00 a.m. on the Closing Date at the offices of Waddell & Reed Financial, Inc., located at 6300 Lamar Avenue, Overland Park, Kansas or at such other time and/or place as the parties may agree.

  3.2   The portfolio securities of the Acquired Fund shall be made available by the Acquired Fund to UMB Bank, n.a., as custodian for the Acquiring Fund (the "Custodian"), for examination no later than five business days preceding the Valuation Date. On the Closing Date, the portfolio securities of the Acquired Fund and all the Acquired Fund's cash shall be delivered by the Acquired Fund to the Custodian for the account of the Acquiring Fund, such portfolio securities to be duly endorsed in proper form for transfer in such manner and condition as to constitute good delivery thereof in accordance with the custom of brokers or, in the case of portfolio securities held in the U.S. Treasury Department's book-entry system or by the Depository Trust Company, Participants Trust Company or other third party depositories, by transfer to the account of the Custodian in accordance with Rule 17f-4, Rule 17f-5 or Rule 17f-7, as the case may be, under the Investment Company Act of 1940, as amended (the "1940 Act") and accompanied by all necessary federal and state stock transfer stamps or a check for the appropriate purchase price of such transfer stamps. The cash delivered shall be in the form of currency or certified or official bank checks, payable to the order of "UMB Bank, n.a., custodian for W&R Science and Technology Fund, a series of W&R Funds, Inc."

  3.3   In the event that on the Valuation Date (a) the New York Stock Exchange shall be closed to trading or general trading thereon shall be restricted, or (b) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquired Fund is impracticable, the Valuation Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored; provided that if trading shall not be fully resumed and reporting restored within three business days after the original Valuation Date, this Agreement may be terminated by either of the Acquired Trust or the Acquiring Company upon the giving of written notice to the other party.

  3.4   At the Closing, the Acquired Fund or its transfer agent shall deliver to the Acquiring Fund or its designated agent a list of the names and addresses of the Acquired Fund Shareholders and the number of outstanding shares of beneficial interest of each class of the Acquired Fund owned by each Acquired Fund Shareholder, all as of the close of business on the Valuation Date, certified by the Secretary or Assistant Secretary of the Acquired Trust. The Acquiring Company shall provide to the Acquired Fund evidence satisfactory to the Acquired Fund that the Acquiring Shares issuable pursuant to paragraph 1.1 have been credited to the Acquired Fund's account on the books of the Acquiring Fund. On the Liquidation Date, the Acquiring Company shall provide to the Acquired Fund evidence satisfactory to the Acquired Fund that such Acquiring Shares have been credited pro rata to open accounts in the names of the Acquired Fund Shareholders as provided in paragraph 1.3.

  3.5   At the Closing each party shall deliver to the other such bills of sale, instruments of assumption of liabilities, checks, assignments, stock certificates, receipts or other documents as such other party or its counsel may reasonably request in connection with the transfer of assets, assumption of liabilities and liquidation contemplated by paragraph 1.

4.  REPRESENTATIONS AND WARRANTIES.

  4.1   The Acquired Trust, on behalf of the Acquired Fund, represents and warrants the following to the Acquiring Company and to the Acquiring Fund as of the date hereof and agrees to confirm the continuing accuracy and completeness in all material respects of the following on the Closing Date:

  (a)   The Acquired Trust is a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts and has the power to own all of its property and assets and to conduct its business as currently conducted;

  (b)   The Acquired Trust is a duly registered investment company classified as a management company of the open-end type and its registration with the Securities and Exchange Commission (the "SEC") as an investment company under the 1940 Act is in full force and effect, and the Acquired Fund is a separate series thereof duly established, designated and existing in accordance with the applicable provisions of the Declaration of Trust of the Acquired Trust and the 1940 Act;

  (c)   The Acquired Fund's current prospectus or prospectuses and statement of additional information or statements of additional information (collectively, as amended or supplemented from time to time, the "Acquired Fund Prospectus") conform in all material respects with the applicable requirements of the Securities Act of 1933, as amended (the "1933 Act"), and the rules and regulations of the SEC thereunder and does not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and there are no material contracts to which the Acquired Fund is a party that are not referred to in the Acquired Fund Prospectus or in the registration statement of which it is a part;

  (d)   The Acquired Trust is not in violation in any material respect of any provision of its Declaration of Trust or By-laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquired Trust is a party or by which the Acquired Fund is bound, and the execution, delivery and performance of this Agreement will not result in any such violation;

  (e)   The Acquired Trust has no material contracts or other commitments (other than this Agreement and such other contracts as may be entered into in the ordinary course of its business) which if terminated may result in material liability to the Acquired Fund or under which (whether or not terminated) any material payments for periods subsequent to the Closing Date will be due from the Acquired Fund;

  (f)   No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened against the Acquired Fund, any of its properties or assets or any person whom the Acquired Fund may be obligated to indemnify in connection with such litigation, proceeding or investigation. The Acquired Fund knows of no facts which might form the basis for the institution of such proceedings, and is not a party to or subject to any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions contemplated hereby;

  (g)   The statement of assets and liabilities, the statement of operations, the statement of changes in net assets and the schedule of investments at, as of and for the two years ended December 31, 2002, of the Acquired Fund, audited by Deloitte & Touche LLP for the year ended December 31, 2002 and by PricewaterhouseCoopers LLP for the year ended December 31, 2001, copies of which have been furnished to the Acquiring Fund, fairly reflect the financial condition and results of operations of the Acquired Fund as of such dates and the results of its operations for the periods then ended in accordance with generally accepted accounting principles consistently applied, and the Acquired Fund has no known liabilities of a material amount, contingent or otherwise, other than those shown on the statement of net assets referred to above or those incurred in the ordinary course of its business since December 31, 2002;

  (h)   Since December 31, 2002, there has not been any material adverse change in the Acquired Fund's financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), or any incurrence by the Acquired Fund of indebtedness, except as disclosed in writing to the Acquiring Fund. For the purposes of this subparagraph (g), distributions of net investment income and net realized capital gains, changes in portfolio securities, changes in the market value of portfolio securities or net redemptions shall be deemed to be in the ordinary course of business;

  (i)   By the Closing Date, all federal and other tax returns and reports of the Acquired Fund required by law to have been filed by such date (giving effect to extensions) shall have been filed, and all federal and other taxes shown to be due on said returns and reports shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the best of the Acquired Fund's knowledge no such return is currently under audit and no assessment has been asserted with respect to any such return;

  (j)   For all taxable years and all applicable quarters of such years from the date of its inception, the Acquired Fund has met, and for the taxable year ending on the Closing Date, will meet the requirements of Subchapter M of the Code for treatment as a "regulated investment company" within the meaning of Section 851 of the Code, and the Acquired Fund has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M did not apply to it. Neither the Acquired Trust nor the Acquired Fund has at any time since its inception been liable for nor is now liable for any material tax pursuant to Sections 852 or 4982 of the Code, except as previously disclosed in writing to and accepted by the Acquiring Fund. The Acquired Fund has duly filed all federal, state, local and foreign tax returns which are required to have been filed, and all taxes of the Acquired Fund which are due and payable have been paid except for amounts that alone or in the aggregate would not reasonably be expected to have a material adverse effect. The Acquired Fund is in compliance in all material respects with applicable regulations of the Internal Revenue Service pertaining to the reporting of dividends and other distributions on and redemptions of its capital stock and to withholding in respect of dividends and other distributions to shareholders, and is not liable for any material penalties which could be imposed thereunder;

  (k)   The authorized capital of the Acquired Trust consists of an unlimited number of shares of beneficial interest, no par value, of such number of different series as the Board of Trustees of the Acquired Trust may authorize from time to time. The outstanding shares of beneficial interest in the Acquired Fund are, and at the Closing Date will be, divided into Class A shares, Class B shares, Class C shares, Class I shares and Advisor Class shares, each having the characteristics described in the Acquired Fund Prospectus. All issued and outstanding shares of the Acquired Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and (except as set forth in the Acquired Fund Prospectus), nonassessable by the Acquired Fund and will have been issued in compliance with all applicable registration or qualification requirements of federal and state securities laws. No options, warrants or other rights to subscribe for or purchase, or securities convertible into, any shares of beneficial interest of the Acquired Fund are outstanding and none will be outstanding on the Closing Date;

  (l)   The Acquired Fund's investment operations from inception to the date hereof have been in compliance in all material respects with the investment policies and investment restrictions set forth in its prospectus and statement of additional information as in effect from time to time, except as previously disclosed in writing to and accepted by the Acquiring Fund;

  (m)   The execution, delivery and performance of this Agreement has been duly authorized by the Trustees of the Acquired Trust, and, upon approval thereof by the required majority of the shareholders of the Acquired Fund, this Agreement will constitute the valid and binding obligation of the Acquired Fund, enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and other equitable principles;

  (n)   The Acquiring Shares to be issued to the Acquired Fund pursuant to paragraph 1 will not be acquired for the purpose of making any distribution thereof other than to the Acquired Fund Shareholders as provided in paragraph 1.3;

  (o)   The information provided by the Acquired Fund for use in the Registration Statement and Proxy Statement referred to in paragraph 5.3 and any information provided by the Acquired Fund for use in any governmental filings in connection with the transactions contemplated hereby, including without limitation applications for exemption orders or no-action letters, shall be accurate and complete in all material respects and shall comply with federal securities and other laws and regulations applicable thereto;

  (p)   No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated by this Agreement, except such as may be required under the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act"), the 1940 Act and state insurance, securities or blue sky laws (which term as used in this Agreement shall include the laws of the District of Columbia and of Puerto Rico);

  (q)   At the Closing Date, the Acquired Trust, on behalf of the Acquired Fund, will have good and marketable title to its assets to be transferred to the Acquiring Fund pursuant to paragraph 1.1 and will have full right, power and authority to sell, assign, transfer and deliver the Investments (as defined below) and any other assets of the Acquired Fund to be transferred to the Acquiring Fund pursuant to this Agreement. At the Closing Date, subject only to the delivery of the Investments and any such other assets and payment therefor as contemplated by this Agreement, the Acquiring Fund will acquire good and marketable title thereto and will acquire the Investments and any such other assets subject to no encumbrances, liens or security interests whatsoever and without any restrictions upon the transfer thereof, except as previously disclosed to and accepted by the Acquiring Fund. As used in this Agreement, the term "Investments" shall mean the Acquired Fund's investments shown on the schedule of its investments as of December 31, 2002, referred to in Section 4.1(f) hereof, as supplemented with such changes in the portfolio as the Acquired Fund shall make, and changes resulting from stock dividends, stock splits, mergers and similar corporate actions through the Closing Date;

  (r)   At the Closing Date, the Acquired Fund will have sold such of its assets, if any, as are necessary to assure that, after giving effect to the acquisition of the assets of the Acquired Fund pursuant to this Agreement, the Acquiring Fund will remain a "diversified company" within the meaning of Section 5(b)(1) of the 1940 Act and in compliance with such other mandatory investment restrictions as are set forth in the Acquiring Fund Prospectus, as amended through the Closing Date; and

  (s)   No registration of any of the Investments under the Securities Act or under any state securities or blue sky laws would be required if they were, as of the time of such transfer, the subject of a public distribution by either of the Acquiring Fund or the Acquired Fund, except as previously disclosed by the Acquired Fund to and accepted by the Acquiring Fund.

  4.2   The Acquiring Company, on behalf of the Acquiring Fund, represents and warrants the following to the Acquired Trust and to the Acquired Fund as of the date hereof and agrees to confirm the continuing accuracy and completeness in all material respects of the following on the Closing Date:

  (a)   The Acquiring Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Maryland and has the power to own all of its property and assets and to conduct its business as currently conducted;

  (b)   The Acquiring Company is a duly registered investment company classified as a management company of the open-end type and its registration with the SEC as an investment company under the 1940 Act is in full force and effect, and the Acquiring Fund is a separate series thereof duly established, designated and existing in accordance with the applicable provisions of the Articles of Incorporation of the Acquiring Company and the 1940 Act;

  (c)   The Acquiring Fund Prospectus conforms in all material respects with the applicable requirements of the 1933 Act and the rules and regulations of the SEC thereunder and does not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and there are no material contracts to which the Acquiring Fund is a party that are not referred to in the Acquiring Fund Prospectus or in the registration statement of which it is a part;

  (d)   At the Closing Date, the Acquiring Fund will have good and marketable title to its assets;

  (e)   The Acquiring Company is not in violation in any material respect of any provisions of its Articles of Incorporation or By-laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Company is a party or by which the Acquiring Fund is bound, if any, and the execution, delivery and performance of this Agreement will not result in any such violation;

  (f)   No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened against the Acquiring Fund or any of its properties or assets. The Acquiring Fund knows of no facts which might form the basis for the institution of such proceedings, and is not a party to or subject to any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions contemplated hereby;

  (g)   The statement of assets and liabilities, the statement of operations, the statement of changes in net assets and the schedule of investments at, as of and for the two years ended March 31, 2002 and for the six months ended September 30, 2002, of the Acquiring Fund, each audited by Deloitte & Touche LLP, copies of which have been furnished to the Acquired Fund, fairly reflect the financial condition and results of operations of the Acquiring Fund as of such dates and the results of its operations for the periods then ended in accordance with generally accepted accounting principles consistently applied, and the Acquiring Fund has no known liabilities of a material amount, contingent or otherwise, other than those shown on the statement of net assets referred to above or those incurred in the ordinary course of its business since September 30, 2002.

  (h)   Since September 30, 2002, there has not been any material adverse change in the Acquiring Fund's financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), or any incurrence by the Acquiring Fund of indebtedness, except as disclosed in writing to the Acquired Fund. For the purposes of this subparagraph (h), changes in portfolio securities, changes in the market value of portfolio securities or net redemptions shall be deemed to be in the ordinary course of business;

  (i)   By the Closing Date, all federal and other tax returns and reports of the Acquiring Fund required by law to have been filed by such date (giving effect to extensions) shall have been filed, and all federal and other taxes shown to be due on said returns and reports shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the best of the Acquiring Fund's knowledge no such return is currently under audit and no assessment has been asserted with respect to such returns;

  (j)   For all taxable years and all applicable quarters of such years from the date of its inception, the Acquiring Fund has met, and for the current taxable year will meet, the requirements of Subchapter M of the Code for treatment as a "regulated investment company" within the meaning of Section 851 of the Code. Neither the Acquiring Company nor the Acquiring Fund has at any time since its inception been liable for nor is now liable for any material tax pursuant to Sections 852 or 4982 of the Code, except as previously disclosed in writing to and accepted by the Acquired Fund. The Acquiring Fund has duly filed all federal, state, local and foreign tax returns which are required to have been filed, and all taxes of the Acquiring Fund which are due and payable have been paid except for amounts that alone or in the aggregate would not reasonably be expected to have a material adverse effect. The Acquiring Fund is in compliance in all material respects with applicable regulations of the Internal Revenue Service pertaining to the reporting of dividends and other distributions on and redemptions of its capital stock and to withholding in respect of dividends and other distributions to shareholders, and is not liable for any material penalties which could be imposed thereunder;

  (k)   The authorized capital of the Acquiring Company consists of [___________] shares of common stock, par value of $0.01 per share, of which _____ shares are authorized for the Acquiring Fund. The outstanding shares in the Acquiring Fund are, and at the Closing Date will be, divided into Class A shares, Class B shares, Class C shares and Class Y shares, each having the characteristics described in the Acquiring Fund Prospectus. All issued and outstanding shares of the Acquiring Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Acquiring Company, and will have been issued in compliance with all applicable registration or qualification requirements of federal and state securities laws. No options, warrants or other rights to subscribe for or purchase, or securities convertible into, any shares of common stock in the Acquiring Fund of any class are outstanding and none will be outstanding on the Closing Date (except such rights as the Acquiring Fund may have pursuant to this Agreement);

  (l)   The Acquiring Fund's investment operations from inception to the date hereof have been in compliance in all material respects with the investment policies and investment restrictions set forth in its prospectus or prospectuses and statement or statements of additional information as in effect from time to time;

  (m)   The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquiring Company, and this Agreement constitutes the valid and binding obligation of the Acquiring Company and the Acquiring Fund enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and other equitable principles;

  (n)   The Acquiring Shares to be issued and delivered to the Acquired Fund pursuant to the terms of this Agreement will at the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued Class A shares, Class B shares, Class C shares or Class Y shares, as the case may be, in the Acquiring Fund, and will be fully paid and non-assessable by the Acquiring Company, and no shareholder of the Acquiring Company will have any preemptive right of subscription or purchase in respect thereof;

  (o)   The information to be furnished by the Acquiring Fund for use in the Registration Statement and the Proxy Statement referred to in paragraph 5.3 and any information furnished by the Acquiring Fund for use in any governmental filings in connection with the transactions contemplated hereby, including without limitation applications for exemption orders or no-action letters, shall be accurate and complete in all material respects and shall comply with federal securities and other laws and regulations applicable thereto; and

  (p)   No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated by this Agreement, except such as may be required under 1933 Act, the 1934 Act, the 1940 Act and state insurance, securities or blue sky laws.

5.  COVENANTS OF THE ACQUIRED FUND AND THE ACQUIRING FUND.

The Acquiring Company, on behalf of the Acquiring Fund, and the Acquired Trust, on behalf of the Acquired Fund, each hereby covenants and agrees with the other as follows:

  5.1   The Acquired Fund will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business may include paying regular and customary periodic dividends and other distributions.

  5.2   The Acquired Fund will call a meeting of its shareholders to be held prior to the Closing Date to consider and approve this Agreement and take all other reasonable action necessary to obtain the required shareholder approval of the transactions contemplated hereby.

  5.3   In connection with the Acquired Fund shareholders' meeting referred to in paragraph 5.2, the Acquired Fund will prepare a Proxy Statement for such meeting, to be included in a Registration Statement on Form N-14 (the "Registration Statement") which the Acquiring Company will prepare and file for the registration under the 1933 Act of the Acquiring Shares to be distributed to the Acquired Fund Shareholders pursuant hereto, all in compliance with the applicable requirements of the 1933 Act, the 1934 Act, and the 1940 Act.

  5.4   The information to be furnished by the Acquired Fund for use in the Registration Statement and the information to be furnished by the Acquiring Fund for use in the Proxy Statement, each as referred to in paragraph 5.3, shall be accurate and complete in all material respects and shall comply with federal securities and other laws and regulations thereunder applicable thereto.

  5.5   The Acquiring Fund will advise the Acquired Fund promptly if at any time prior to the Closing Date the Acquiring Fund becomes aware that the assets of the Acquired Fund include any securities which the Acquiring Fund is not permitted to acquire.

  5.6   Subject to the provisions of this Agreement, the Acquired Fund and the Acquiring Fund will each take or cause to be taken all actions, and do or cause to be done all things reasonably necessary, proper or advisable to cause the conditions to the other party's obligations to consummate the transactions contemplated hereby to be met or fulfilled and otherwise to consummate and make effective such transactions.

  5.7   The Acquiring Fund will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state securities or blue sky laws as it may deem appropriate in order to continue its operations after the Closing Date.

  5.8   At the Closing, the Acquired Trust will turn over to the Acquiring Company all its books and records regarding the Acquired Fund, including all books and records required to be maintained under the 1940 Act and the rules and regulations thereunder.

6.  CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND.

The obligations of the Acquired Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Company, on behalf of the Acquiring Fund, of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, to the following further conditions:

  6.1   The Acquiring Company, on behalf of the Acquiring Fund, shall have delivered to the Acquired Trust a certificate executed in its name by its President or Vice President and its Treasurer or Assistant Treasurer, in form satisfactory to the Acquired Trust and dated as of the Closing Date, to the effect that the representations and warranties of the Acquiring Company on behalf of the Acquiring Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and that the Acquiring Company and the Acquiring Fund have complied with all the covenants and agreements and satisfied all of the conditions on their parts to be performed or satisfied under this Agreement at or prior to the Closing Date.

  6.2   The Acquired Trust shall have received a favorable opinion from Kirkpatrick & Lockhart LLP, counsel to the Acquiring Company, dated the Closing Date and in a form reasonably satisfactory to the Acquired Trust, substantially to the following effect:

  (a)  The Acquiring Company is a corporation duly organized and validly existing under the laws of the State of Maryland and has corporate power and authority necessary to own all of its properties and assets and to carry on its business as presently conducted, and the Acquiring Fund is a separate series of the Acquiring Company duly constituted in accordance with the applicable provisions of the 1940 Act and the Articles of Incorporation of the Acquiring Company; (b) this Agreement has been duly authorized, executed and delivered on behalf of the Acquiring Fund and, assuming the Proxy Statement and the Registration Statement referred to in paragraph 5.3 comply with all applicable provisions of federal securities laws, this Agreement constitutes the valid and binding obligation of the Acquiring Fund enforceable against the Acquiring Fund in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights and general principles of equity; (c) the Acquiring Fund has the power to assume the liabilities to be assumed by it hereunder and upon consummation of the transactions contemplated hereby the Acquiring Fund will have duly assumed such liabilities; (d) the Acquiring Shares to be issued for transfer to the shareholders of the Acquired Fund as provided by this Agreement are duly authorized and upon such transfer and delivery will be validly issued and outstanding and fully paid and nonassessable Class A shares, Class B shares, Class C shares and Class Y shares of the Acquiring Fund, assuming that as consideration for such shares not less than the net asset value and the par value of such shares has been paid and that the conditions set forth in this Agreement have been satisfied; and no shareholder of the Acquiring Fund has any preemptive right of subscription or purchase in respect of such shares; (e) the execution and delivery by the Acquiring Company on behalf of the Acquiring Fund of this Agreement did not, and the performance by the Acquiring Company and the Acquiring Fund of their respective obligations hereunder will not, violate the Acquiring Company's Articles of Incorporation or By-laws, or any provision of any agreement filed as an exhibit to the Acquiring Company's Registration Statement on Form N-1A, as amended to date, and to which the Acquiring Company or the Acquiring Fund is a party or by which either of them is bound, or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any such agreement or any judgment or decree to which the Acquiring Company or the Acquiring Fund is a party or by which either of them is bound; (f) to the knowledge of such counsel, no consent, approval, authorization or order of any United States federal or Maryland state court or governmental authority is required for the consummation by the Acquiring Company or the Acquiring Fund of the transactions contemplated by this Agreement, except such as may be required under state securities or blue sky laws or such as have been obtained; (g) after inquiry of officers of the Acquiring Company by such counsel, but without having made any other investigation, there is no legal or governmental proceeding relating to the Acquiring Company or the Acquiring Fund on or before the date of mailing of the Proxy Statement referred to in paragraph 5.3 or the date of such opinion which is required to be described in the Registration Statement referred to in paragraph 5.3 which is not disclosed therein; (h) the Acquiring Company is duly registered with the SEC as an investment company under the 1940 Act; and (i) to the knowledge of such counsel, after having made inquiry of officers of the Acquiring Company but without having made any other investigation, there is no litigation or administrative proceeding or investigation of or before any court or governmental body presently pending or threatened as to the Acquiring Company or the Acquiring Fund or any of their respective properties or assets that places in question the validity or enforceability of, or seeks to enjoin the performance of, the Acquiring Company's obligations under this Agreement, and neither the Acquiring Company nor the Acquiring Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects either of their respective businesses.

7.  CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND.

The obligations of the Acquiring Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquired Trust, on behalf of the Acquired Fund, of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, to the following further conditions:

  7.1   The Acquired Trust, on behalf of the Acquired Fund, shall have delivered to the Acquiring Company a certificate executed in its name by its President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to the Acquiring Company and dated the Closing Date, to the effect that the representations and warranties of the Acquired Trust, on behalf of the Acquired Fund, made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and that the Acquired Trust and the Acquired Fund have complied with all the covenants and agreements and satisfied all of the conditions on their part to be performed or satisfied under this Agreement at or prior to the Closing Date;

  7.2   The Acquiring Company shall have received a favorable opinion from Bell, Boyd & Lloyd LLC, counsel to the Acquired Trust, dated the Closing Date and in a form reasonably satisfactory to the Acquiring Company, substantially to the following effect (for purposes of rendering opinions with respect to matters of Massachusetts law and Maryland law, Bell, Boyd & Lloyd LLC may rely on the opinion of Kirkpatrick & Lockhart LLP):

  (a)  The Acquired Trust is a business trust duly organized and validly existing under the laws of the Commonwealth of Massachusetts and has the power and authority necessary to own all of its properties and assets and to carry on its business as presently conducted, and the Acquired Fund is a separate series of the Acquired Trust duly constituted in accordance with the applicable provisions of the 1940 Act and the Declaration of Trust and By-laws of the Acquired Trust; (b) this Agreement has been duly authorized, executed and delivered on behalf of the Acquired Fund and, assuming the Proxy Statement and the Registration Statement referred to in paragraph 5.3 comply with all applicable provisions of federal securities laws, this Agreement constitutes the valid and binding obligation of the Acquired Fund enforceable against the Acquired Fund in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights and general principles of equity; (c) the Acquired Fund has the power to sell, assign, transfer and deliver the assets to be transferred by it under this Agreement, and, upon consummation of the transactions contemplated by this Agreement, the Acquired Fund will have duly transferred such assets to the Acquiring Fund; (d) the execution and delivery by the Acquired Trust on behalf of the Acquired Fund of this Agreement did not, and the performance by the Acquired Trust and the Acquired Fund of their respective obligations hereunder will not, violate the Acquired Trust's Declaration of Trust or By-laws, or any provision of any agreement filed as an exhibit to the Acquired Trust's Registration Statement on Form N-1A, as amended to date, and to which the Acquired Trust or the Acquired Fund is a party or by which either of them is bound, or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any such agreement or any judgment or decree to which the Acquired Trust or the Acquired Fund is a party or by which either of them is bound; (e) to the knowledge of such counsel, no consent, approval, authorization or order of any United States federal or Massachusetts state court or governmental authority is required for the consummation by the Acquired Trust or the Acquired Fund of the transactions contemplated by this Agreement, except such as may be required under state securities or blue sky laws or such as have been obtained; (f) after inquiry of officers of the Acquired Trust by such counsel, but without having made any other investigation, there is no legal or governmental proceeding relating to the Acquired Trust or the Acquired Fund on or before the date of mailing of the Proxy Statement referred to in paragraph 5.3 or the date of such opinion which is required to be described in the Registration Statement referred to in paragraph 5.3 which is not disclosed therein; (g) the Acquired Trust is duly registered with the SEC as an investment company under the 1940 Act; (h) to the knowledge of such counsel, after having made inquiry of officers of the Acquired Trust but without having made any other investigation, there is no litigation or administrative proceeding or investigation of or before any court or governmental body presently pending or threatened as to the Acquired Trust or the Acquired Fund or any of their respective properties or assets that places in question the validity or enforceability of, or seeks to enjoin the performance of, the Acquired Trust's obligations under this Agreement, and neither the Acquired Trust nor the Acquired Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects either of their respective businesses; and (i) all issued and outstanding shares of the Acquired Fund are validly issued, fully paid and non-assessable, assuming that as consideration for such shares not less than the net asset value of such shares has been paid, and assuming that such shares were issued in accordance with the Acquired Fund's registration statement, or any amendments thereto, in effect at the time of such issuance.

  7.3   The Acquired Fund shall have furnished to the Acquiring Fund tax returns, signed by a partner of Deloitte & Touche LLP, for the fiscal year ended December 31, 2002 and signed pro forma tax returns for the period from December 31, 2002 to the Closing Date (which pro forma tax returns shall be furnished promptly after the Closing Date).

  7.4   Prior to the Closing Date, the Acquired Fund shall have declared a dividend or dividends which, together with all previous dividends, shall have the effect of distributing all of the Acquired Fund's investment company taxable income for its taxable years ending on or after December 31, 2002 and on or prior to the Closing Date (computed without regard to any deduction for dividends paid), and all of its net capital gains realized in each of its taxable years ending on or after December 31, 2002 and on or prior to the Closing Date.

  7.5   The Acquired Fund shall have furnished to the Acquiring Fund a certificate, signed by the President (or any Vice President) and the Treasurer of the Acquired Trust, as to the adjusted tax basis in the hands of the Acquired Fund of the securities delivered to the Acquiring Fund pursuant to this Agreement.

  7.6   The custodian of the Acquired Fund shall have delivered to the Acquiring Fund a certificate identifying all of the assets of the Acquired Fund held by such custodian as of the Valuation Date, and the Acquired Fund shall have delivered to the Acquiring Fund a statement of assets and liabilities of the Acquired Fund as of the Valuation Date, prepared in accordance with generally accepted accounting principles consistently applied from the prior audited period, certified by the Treasurer of the Acquired Fund.

8.  FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF EACH
OF THE ACQUIRING FUND AND THE ACQUIRED FUND.

The respective obligations of the Acquired Trust and the Acquiring Company hereunder are each subject to the further conditions that on or before the Closing Date:

  8.1   This Agreement and the transactions contemplated herein shall have been approved by the vote of the required majority of the holders of the outstanding shares of the Acquired Fund of record on the record date for the meeting of its shareholders referred to in paragraph 5.2;

  8.2   On the Closing Date no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated hereby;

  8.3   All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the SEC and of state blue sky and securities authorities) deemed necessary by the Acquired Trust or the Acquiring Company to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund;

  8.4   The Registration Statement referred to in paragraph 5.3 shall have become effective under the 1933 Act and no stop order suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act;

  8.5   The Acquired Trust and the Acquiring Company shall have received a favorable opinion of Bell, Boyd & Lloyd LLC satisfactory to the Acquired Trust and the Acquiring Company substantially to the effect that, for federal income tax purposes:

  (a)   The acquisition by the Acquiring Fund of the assets of the Acquired Fund in exchange for the Acquiring Fund's assumption of the Obligations of the Acquired Fund and issuance of the Acquiring Shares, followed by the distribution by the Acquired Fund of such Acquiring Shares to the shareholders of the Acquired Fund in exchange for their shares of the Acquired Fund, all as provided in paragraph 1 hereof, will constitute a reorganization within the meaning of Section 368(a) of the Code, and the Acquired Fund and the Acquiring Fund will each be "a party to a reorganization" within the meaning of Section 368(b) of the Code;

  (b)   No gain or loss will be recognized to the Acquired Fund (i) upon the transfer of its assets to the Acquiring Fund in exchange for the Acquiring Shares and the Acquiring Fund's assumption of the Obligations or (ii) upon the distribution of the Acquiring Shares to the shareholders of the Acquired Fund as contemplated in paragraph 1 hereof;

  (c)   No gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Acquired Fund in exchange for the assumption of the Obligations and issuance of the Acquiring Shares as contemplated in paragraph 1 hereof;

  (d)   The tax basis of the assets of the Acquired Fund acquired by the Acquiring Fund will be the same as the basis of those assets in the hands of the Acquired Fund immediately prior to the transfer, and the holding period of the assets of the Acquired Fund in the hands of the Acquiring Fund will include the period during which those assets were held by the Acquired Fund;

  (e)   The Acquired Fund Shareholders will recognize no gain or loss upon the exchange of their shares of the Acquired Fund for the Acquiring Shares;

  (f)   The tax basis of the Acquiring Shares to be received by each Acquired Fund Shareholder will be the same in the aggregate as the aggregate tax basis of the shares of the Acquired Fund surrendered in exchange therefor;

  (g)   The holding period of the Acquiring Shares to be received by each Acquired Fund Shareholder will include the period during which the shares of the Acquired Fund surrendered in exchange therefor were held by such shareholder, provided such shares of the Acquired Fund were held as a capital asset on the date of the exchange; and

  (h)   The Acquiring Fund will succeed to and take into account the items of the Acquired Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the regulations thereunder.

  8.6   At any time prior to the Closing, any of the foregoing conditions of this paragraph 8 may be waived jointly by the Board of Trustees of the Acquired Trust and the Board of Directors of the Acquiring Company if, in their judgment, such waiver will not have a material adverse effect on the interests of the shareholders of the Acquired Fund and the Acquiring Fund.

9.  FEES AND EXPENSES.

  9.1   All fees paid to governmental authorities for the registration or qualification of the Acquiring Shares and all transfer agency costs related to the Acquiring Shares shall be allocated to the Acquiring Company, on behalf of the Acquiring Fund. All of the other expenses of the transactions, including without limitation, fees and expenses related to printing, mailing, solicitation of proxies, tabulation of votes and accounting, legal and custodial expenses, contemplated by this Agreement shall be allocated to the Acquired Trust, on behalf of the Acquired Fund. The expenses detailed above shall be borne as follows: (a) as to expenses allocable to the Acquired Trust, on behalf of the Acquired Fund, fifty percent (50%) of such expenses shall be borne by the Acquired Fund and fifty percent (50%) by Waddell & Reed Ivy Investment Company; and (b) as to expenses allocable to the Acquiring Company, on behalf of the Acquiring Fund, all of such expenses shall be borne by the Acquiring Fund. Neither Fund will be reimbursed for any expenses incurred by it or on its behalf in connection with the reorganization contemplated by this Agreement unless those expenses are solely and directly related to the reorganization contemplated by this Agreement (determined in accordance with the guidelines set forth in Rev. Rul. 73-54, 1973-1 C.B. 187).

  9.2   In the event the transactions contemplated by this Agreement are not consummated, then Waddell & Reed Ivy Investment Company agrees that it shall bear all of the costs and expenses incurred by both the Acquiring Fund and the Acquired Fund in connection with such transactions.

  9.3   Notwithstanding any other provisions of this Agreement, if for any reason the transactions contemplated by this Agreement are not consummated, neither the Acquiring Fund nor the Acquired Fund shall be liable to the other for any damages resulting therefrom, including, without limitation, consequential damages.

  9.4   Notwithstanding any of the foregoing, costs and expenses will in any event be paid by the party directly incurring them if and to the extent that the payment by another party of such costs and expenses would result in the disqualification of such party as a "regulated investment company" within the meaning of Section 851 of the Code.

10.  ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES.

  10.1   The Acquired Trust on behalf of the Acquired Fund and the Acquiring Company on behalf of the Acquiring Fund agree that neither party has made any representation, warranty or covenant to the other not set forth herein and that this Agreement constitutes the entire agreement between the parties.

  10.2   The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder except paragraphs 1.1, 1.3, 1.4, 1.5, 1.6, 3.4, 5.4, 7.3, 9, 10, 13 and 14.

11.  TERMINATION.

  11.1   This Agreement may be terminated by the mutual agreement of the Acquiring Company and the Acquired Trust. In addition, either the Acquiring Company or the Acquired Trust may at its option terminate this Agreement at or prior to the Closing Date:

  (a)   Because of a material breach by the other of any representation, warranty, covenant or agreement contained herein to be performed by the other party at or prior to the Closing Date;

  (b)   If a condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met; or

  (c)   Any governmental authority of competent jurisdiction shall have issued any judgment, injunction, order, ruling or decree or taken any other action restraining, enjoining or otherwise prohibiting this Agreement or the consummation of any of the transactions contemplated herein and such judgment, injunction, order, ruling, decree or other action becomes final and non-appealable; provided that the party seeking to terminate this Agreement pursuant to this Section 11.1(c) shall have used its reasonable best efforts to have such judgment, injunction, order, ruling, decree or other action lifted, vacated or denied.

  11.2   If the transactions contemplated by this Agreement have not been substantially completed by September 30, 2003, this Agreement shall automatically terminate on that date unless a later date is agreed to by both the Acquired Trust and the Acquiring Company.

12.  AMENDMENTS.

This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Acquired Trust on behalf of the Acquired Fund and the Acquiring Company on behalf of the Acquiring Fund; provided, however, that following the shareholders' meeting called by the Acquired Fund pursuant to paragraph 5.2, no such amendment may have the effect of changing the provisions for determining the number of the Acquiring Shares to be issued to the Acquired Fund Shareholders under this Agreement to the detriment of such shareholders without their further approval.

13.  NOTICES.

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by prepaid courier, telecopy or certified mail addressed to: (i) Ivy Fund, Via Mizner Financial Plaza, 925 South Federal Highway, Suite 600, Boca Raton, FL 33432 attn: Secretary; or (ii) W&R Funds, Inc., 6300 Lamar Avenue, P.O. Box 29217, Shawnee Mission, KS 66201-9217, attn: Secretary.

14.  HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT;
  NON-RECOURSE; FINDERS' FEES.

  14.1   The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

  14.2   This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

  14.3   This Agreement shall be governed by and construed in accordance with the domestic substantive laws of the State of Maryland, without giving effect to any choice or conflicts of law rule or provision that would result in the application of the domestic substantive laws of any other jurisdiction.

  14.4   This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

  14.5   A copy of the Declaration of Trust of the Acquired Trust is on file with the Secretary of the Commonwealth of Massachusetts and the Articles of Incorporation of the Acquiring Company are on file with the Department of Assessments and Taxation of the State of Maryland, and notice is hereby given that no trustee, director, officer, agent or employee of either the Acquired Trust or the Acquiring Company shall have any personal liability under this Agreement, and that this Agreement is binding only upon the assets and properties of the Acquired Fund and the Acquiring Fund.

  14.6   The Acquired Trust, on behalf of the Acquired Fund, and the Acquiring Company, on behalf of the Acquiring Fund, each represents and warrants to the other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed as a sealed instrument by its President or Vice President and its corporate seal to be affixed thereto and attested by its Secretary or Assistant Secretary.

ATTEST: By: Name: Title:	IVY FUND, on behalf of its Ivy Global Science & Technology Fund By: Name: Title:
ATTEST: By: Name: Title:	W&R FUNDS, INC., on behalf of its W&R Science and Technology Fund By: Name: Title:
ATTEST: By: Name: Title:	Agreed and accepted as to paragraph 9 only: WADDELL & REED IVY INVESTMENT COMPANY By: Name Title

APPENDIX B

FUND INFORMATION

SHARES OUTSTANDING AND ENTITLED TO VOTE OF THE ACQUIRED FUND

Only the shareholders of record of the Acquired Fund at the close of business on ________ __, 2003, will be entitled to vote at the Meeting. On that date, the number of shares outstanding of the Acquired Fund was as follows:

FUND --------	CLASS -----------	NUMBER OF SHARES OUTSTANDING AND ENTITLED TO VOTE ------------------------------------------------
ACQUIRED FUND........................................	Class A
Class B
Class C
Advisor Class
TOTAL

OWNERSHIP OF SHARES

As of March __, 2003, Ivy Fund and W&R Funds each believes that its Trustees/Directors and officers, as a group, owned [less than one percent] of each class of shares of each Fund and of Ivy Fund or W&R Funds, respectively, as a whole. As of March __, 2003, the following shareholders of record owned 5% or more of the outstanding shares of the noted class of shares of the noted Fund:

ACQUIRED FUND CLASS	NAME AND ADDRESS OF SHAREHOLDER	NUMBER OF OUTSTANDING SHARES OF CLASS OWNED	PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED	PERCENTAGE OF FUND OWNED
Class A ----------------
Class B ----------------
Class C ----------------
Advisor Class -------
W&R FUND CLASS	NAME AND ADDRESS OF SHAREHOLDER	NUMBER OF OUTSTANDING SHARES OF CLASS OWNED	PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED	PERCENTAGE OF FUND OWNED
Class A ----------------
Class B ----------------
Class C ----------------
Class Y ----------------

OWNERSHIP OF SHARES UPON CONSUMMATION OF ACQUISITION

The shareholders of record that owned 5% or more of the outstanding shares of the noted class of shares of the noted Fund as of _______ __, 2003 would own the following percentages of the W&R Fund noted below upon consummation of the Acquisition. The percentages presented below assume that the Acquisition of the Acquired Fund is consummated.

ACQUIRED FUND CLASS	NAME AND ADDRESS OF SHAREHOLDER	PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED UPON CONSUMMATION OF ACQUISITION	PERCENTAGE OF FUND OWNED UPON CONSUMMATION OF ACQUISITION
Class A ---------------
Class B ---------------
Class C ---------------
Advisor Class ------

APPENDIX C

CAPITALIZATION

The following table shows on an unaudited basis the capitalization of each of the Acquired Fund and the W&R Fund as of February 28, 2003, and on a pro forma combined basis, giving effect to the acquisition of the assets and liabilities of Acquired Fund by the W&R Fund at net asset value as of that date.

	ACQUIRED FUND	W&R FUND+	PRO FORMA ADJUSTMENTS	W&R FUND PRO FORMA COMBINED (1) (2)
Class A(3)
Net asset value	$4,268,007	$14,133,006	($6,500)(4)	$18,394,513
Shares outstanding	614,027	1,002,945	(311,578)	1,305,394
Net asset value per share	$6.95	$14.09		$14.09

Class B (3)
Net asset value	$3,594,021	$3,956,521	($5,400)(4)	$7,545,142
Shares outstanding	540,247	288,660	(278,495)	550,412
Net asset value per share	$6.65	$13.71		$13.71

Class C (3)
Net asset value	$942,034	$71,099,217	($1,400) (4)	$72,039,851
Shares outstanding	140,938	5,147,581	(72,825)	5,215,694
Net asset value per share	$6.68	$13.81		$13.81

Advisor Class and Class Y (3)
Net asset value	$115,851	$2,962,191	($200) (4)	$3,077,842
Shares outstanding	16,577	205,405	(8,557)	213,425
Net asset value per share	$6.99	$14.42		$14.42

------------------------

+The W&R Fund will be the accounting survivor for financial statement purposes.

(1)  Assumes the Acquisition was consummated on February 28, 2003, and is for information purposes only. No assurance can be given as to how many shares of the W&R Fund will be received by the shareholders of the Acquired Fund on the date the Acquisition takes place, and the foregoing should not be relied upon to reflect the number of shares of the W&R Fund that actually will be received on or after such date.

(2)  Class A Shares, Class B Shares, Class C Shares and Advisor Class Shares of the Acquired Fund will be exchanged for new Class A shares, Class B shares, Class C shares and Class Y shares, respectively, of the W&R Fund upon consummation of the Acquisition. As no Class I shares are outstanding as of February 28, 2003, and the shares are not available for purchase, no Class I shares will be transferred as part of the Acquisition.

(3)  Capitalization information is for Class A Shares, Class B Shares, and Class C Shares and Advisor Class Shares of the Acquired Fund and Class A shares, Class B shares, Class C shares and Class Y shares, respectively, of the W&R Fund pro forma combined.

(4)  Adjustments reflect estimated one-time proxy, accounting, legal and other costs of the reorganization of $____________ to be borne by the Acquired Fund.

APPENDIX D

INFORMATION APPLICABLE TO CLASS A, CLASS B, CLASS C AND CLASS Y SHARES OF THE W&R FUND AND CLASS A, CLASS B, CLASS C AND ADVISOR SHARES OF THE ACQUIRED FUND

COMPARISON OF DISTRIBUTION AND SHAREHOLDER SERVICING ARRANGEMENTS FOR THE W&R FUND AND THE ACQUIRED FUND.

Class A shares of the W&R Fund and Class A shares of the Acquired Fund.

The Acquired Fund has adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended ("1940 Act"), for its Class A shares that allows the Fund to pay distribution and other fees for the sale and distribution of its Class A shares and for services provided to Class A shareholders.

The W&R Fund has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act for its Class A shares. Under the Class A Plan, the W&R Fund may pay Waddell & Reed, Inc. ("W&R, Inc.") a fee of up to 0.25%, on an annual basis, of the average daily net assets of the Class A shares. This fee is to compensate W&R, Inc. for, either directly or through third parties, distributing the Fund's Class A shares, providing personal service to Class A shareholders and/or maintaining Class A shareholder accounts.

Class B shares of the W&R Fund and Class B shares of the Acquired Fund.

The Acquired Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, for its Class B shares that allows the Fund to pay distribution and other fees for the sale and distribution of its Class B shares and for services provided to Class B shareholders.

The W&R Fund has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act for its Class B shares. Under the Class B Plan, the W&R Fund may pay W&R, Inc., on an annual basis, a service fee of up to 0.25% of the average daily net assets of the shares of that class to compensate W&R, Inc. for, either directly or through third parties, providing personal service to shareholders of that class and/or maintaining shareholder accounts for that class and a distribution fee of up to 0.75% of the average daily net assets of the shares of that class to compensate W&R, Inc. for, either directly or through third parties, distributing shares of that class. No payment of the distribution fee will be made, and no deferred sales charge will be paid, to W&R, Inc. by the W&R Fund if, and to the extent that, the aggregate distribution fees paid by the Fund and the deferred sales charges received by W&R, Inc. with respect to the Fund's Class B shares would exceed the maximum amount of such charges that W&R, Inc. is permitted to receive under the National Association of Securities Dealers ("NASD") rules as then in effect.

Class C shares of the W&R Fund and Class C shares of the Acquired Fund.

The Acquired Fund has adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 for its Class C shares that allows the Fund to pay distribution and other fees for the sale and distribution of its Class C shares and for services provided to Class C shareholders.

The W&R Fund has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act for its Class C shares. Under the Class C Plan, the W&R Fund may pay W&R, Inc., on an annual basis, a service fee of up to 0.25% of the average daily net assets of the shares of that class to compensate W&R, Inc. for, either directly or through third parties, providing personal service to shareholders of that class and/or maintaining shareholder accounts for that class and a distribution fee of up to 0.75% of the average daily net assets of the shares of that class to compensate W&R, Inc. for, either directly or through third parties, distributing shares of that class. No payment of the distribution fee will be made, and no deferred sales charge will be paid, to W&R, Inc. by the W&R Fund if, and to the extent that, the aggregate distribution fees paid by the Fund and the deferred sales charges received by W&R, Inc. with respect to the Fund's Class C shares would exceed the maximum amount of such charges that W&R, Inc. is permitted to receive under the NASD rules as then in effect.

Class Y shares of the W&R Fund and Advisor Class shares of the Acquired Fund.

The Acquired Fund has not adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act with respect to its Class I shares.

The W&R Fund has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act for its Class Y shares. Under the Class Y Plan, the W&R Fund may pay W&R, Inc. a fee of up to 0.25%, on an annual basis, of the average daily net assets of the Fund's Class Y shares to compensate W&R, Inc. for, either directly or through third parties, distributing the Class Y shares of that Fund, providing service to Class Y shareholders and/or maintaining Class Y shareholder accounts.

SHAREHOLDER TRANSACTIONS AND SERVICES OF THE W&R FUND AND THE ACQUIRED FUND. This section describes the shareholder transactions and services of the W&R Fund and the Acquired Fund.

A. Sales Charges, Reduction of Sales Charges and Exemptions

Class A shares of the W&R Fund and Class A shares of the Acquired Fund.

The Class A shares of each of the W&R Fund and the Acquired Fund are subject to an initial sales charge when you buy them, based on the amount of your investment. A table comparing the initial sales charges for various investment amounts for each Fund is included on page 14 of the Prospectus/Proxy Statement. For an investment of $2 million or more in the W&R Fund, only Class A shares are available; however, the W&R Fund may impose a CDSC of 1.00% on certain redemptions of such large investments in Class A shares made within twelve months of purchase. For Class A shares of the Acquired Fund purchased at NAV, a CDSC of 1.00% may apply to Class A shares redeemed within two years of the end of the month in which they were purchased. See page 6 of the Prospectus/Proxy.

For Class A shares of the W&R Fund, lower sales charges are available by:

    Combining additional purchases of Class A shares of any of the funds in Waddell & Reed Advisors Funds, W&R Funds, Inc. and/or Waddell & Reed InvestEd Portfolios, Inc. except Class A shares of Waddell & Reed Advisors Cash Management, Inc. or Class A shares of W&R Funds, Inc. Money Market Fund unless acquired by exchange for Class A shares on which a sales charge was paid (or as a dividend or distribution on such acquired shares), with the net asset value (NAV) of Class A shares already held (Rights of Accumulation).
    Grouping all purchases of Class A shares of the funds referenced above, except shares of Waddell & Reed Advisors Cash Management, Inc. or W&R Funds, Inc. Money Market Fund, made during a thirteen-month period (Letter of Intent).
    Grouping purchases by certain related persons.

Class A shares may be purchased at NAV by:

    The Directors and officers of the W&R Fund or of any affiliated entity of W&R, Inc., employees of W&R, Inc. and its affiliates, financial advisors of W&R, Inc. and its affiliates and the spouse, children, parents, children's spouses and spouse's parents of each, including purchases into certain retirement plans and certain trusts for these individuals.
    Until December 31, 2003, clients of Legend Equities Corporation ("Legend") if the purchase is made with the proceeds of the redemption of shares of a mutual fund which is not within the Waddell & Reed Advisors Funds or W&R Funds, Inc. and the purchase is made within sixty (60) days of such redemption.
    Retirement plan accounts held in the Waddell & Reed Advisors Retirement Plan, offered and distributed by Nationwide Investment Services Corporation through Nationwide Trust Company, FSB retirement programs.
    Direct Rollovers from the Waddell & Reed Advisors Retirement Plan.
    Participants in a 401(k) plan or a 457 plan having 100 or more eligible employees, and the shares are held in individual plan participant accounts on the Fund's records.
    Friends of the Firm which include certain persons who have an existing relationship with W&R, Inc. or any of its affiliates.

For Class A shares of the Acquired Fund, you can reduce your initial sales charge through (1) Rights of Accumulation, which permit you to pay the sales charge that applies to the cost or value (whichever is higher) of all Ivy Fund Class A shares you own, or (2) a Letter of Intent, which permits you to pay the sales charge that would apply to your cumulative purchase of Fund shares over a thirteen month period. You may purchase Class A shares of the Acquired Fund at NAV through the following methods:

    through certain investment advisors and financial planners who charge a management, consulting or other fee for their services;
    under certain qualified retirement plans;
    as an employee or director of the Adviser or its affiliates;
    as an employee of a selected dealer;
    through the Merrill Lynch Daily K Plan (the "Plan"), provided the Plan has at least $3 million in assets or over 500 or more eligible employees. Class B shares of the Funds are made available to Plan participants at NAV without a CDSC if the Plan has less than $3 million in assets or fewer than 500 eligible employees; or
    if you are investing at least $500,000 through a dealer or agent. A CDSC of 1.00% may apply to shares redeemed within two years of the end of the month in which they were purchased.

Certain trust companies, bank trust departments, credit unions, savings and loans and other similar organizations may also be exempt from the initial sales charge on Class A shares.

Class B shares of the W&R Fund and Class B shares of the Acquired Fund.

Class B shares of each Fund are not subject to an initial sales charge but are subject to a CDSC if you sell your Class B shares within six years of their purchase. Class B shares of the W&R Fund, and any dividends and distributions paid on such shares, automatically convert to Class A shares eight years after the end of the month in which the shares were purchased. Similarly, Class B shares of the Acquired Fund convert automatically to Class A shares approximately eight years after the original date of purchase.

The CDSC for Class B shares of the Acquired Fund is waived for:

    Certain post-retirement withdrawals from an IRA or other retirement plan if you are over 59 1/2 years old.
    Redemptions by certain eligible 401(a) and 401(k) plans and certain retirement plan rollovers.
    Redemptions resulting from a tax-free return of excess contribution to an IRA.
    Withdrawals resulting from shareholder death or disability provided that the redemption is requested within one year of death or disability.
    Withdrawals through the Systematic Withdrawal Plan of up to 12% per year of your account value at the time the plan is established.

The CDSC will not apply to Class B shares of the W&R Fund in the following circumstances:

    redemptions of shares requested within one year of the shareholder's death or disability, provided the Fund is notified of the death or disability at the time of the request and furnished proof of such event satisfactory to W&R, Inc.;
    redemptions of shares made to satisfy required minimum distributions after age 70 1/2 from a qualified retirement plan, a required minimum distribution from an individual retirement account, Keogh plan or custodial account under section 403(b)(7) of the Code, a tax-free return of an excess contribution, or that otherwise results from the death or disability of the employee, as well as in connection with redemptions by any tax-exempt employee benefit plan for which, as a result of a subsequent law or legislation, the continuation of its investment would be improper;
    redemptions of shares purchased by current or retired Directors of the Fund, Directors of affiliated companies, current or retired officers of the Fund, employees of W&R, Inc. and its affiliates, financial advisors of W&R, Inc. and its affiliates, and by the members of the immediate families of such persons;
    redemptions of shares made pursuant to a shareholder's participation in any systematic withdrawal service adopted for a Fund (the service and this exclusion from the CDSC do not apply to a one-time withdrawal);
    redemptions the proceeds of which are reinvested within forty-five (45) days in shares of the same class of the Fund as that redeemed;
    redemptions the proceeds of which are invested in Waddell & Reed InvestEd Portfolios, Inc.;
    the exercise of certain exchange privileges;
    redemptions effected pursuant to the Fund's right to liquidate a shareholder's shares if the aggregate NAV of those shares is less than $500; or
    redemptions effected by another registered investment company by virtue of a merger or other reorganization with a Fund or redemptions by a former shareholder of such investment company of shares of the Fund acquired pursuant to such reorganization.

Class C shares of the W&R Fund and Class C shares of the Acquired Fund.

For each of the W&R Fund and the Acquired Fund, Class C shares are not subject to an initial sales charge when you buy them, but if you sell your Class C shares within twelve months after purchase, you will pay a 1% CDSC, which will be applied to the lesser of amount invested or redemption value of the shares redeemed. The exclusions from paying a CDSC on Class C shares of the W&R Fund are the same as those mentioned above for Class B shares of the W&R Fund.

Class Y shares of the W&R Fund and Advisor Class shares of the Acquired Fund.

Class Y shares of the W&R Fund are not subject to a sales charge. Class Y shares are only available for purchase by:

    participants of employee benefit plans established under section 403(b) or section 457, or qualified under section 401 of the Code, including 401(k) plans, when the plan has 100 or more eligible employees and holds the shares in an omnibus account on the Fund's records, and an unaffiliated third party provides administrative, distribution and/or other support services to the plan;
    banks, trust institutions, investment fund administrators and other third parties investing for their own accounts or for the accounts of their customers where such investments for customer accounts are held in an omnibus account on the Fund's records, and to which entity an unaffiliated third party provides administrative, distribution and/or other support services;
    government entities or authorities and corporations whose investment within the first twelve months after initial investment is $10 million or more and to which entity an unaffiliated third party provides certain administrative, distribution and/or other support services; or
    certain retirement plans and trusts for employees and financial advisors of W&R, Inc. and its affiliates.

Advisor Class shares of the Acquired Fund are not subject to a sales charge or a CDSC. Advisor Class shares are only offered to the following investors:

    trustees or other fiduciaries purchasing shares for employee benefit plans that are sponsored by organizations that have at least 1,000 employees;
    any account with assets of at least $10,000 if (a) a financial planner, trust company, bank trust department or registered investment adviser has investment discretion, and where the investor pays such person as compensation for his advice and other services an annual fee of at least 0.50% on the assets in the account, or (b) such account is established under a "wrap fee" program and the account holder pays the sponsor of the program an annual fee of at least 0.50% on the assets in the account;
    officers and Trustees of the Acquired Fund (and their relatives);
    directors or employees of the Adviser or its affiliates;
    directors, officers, partners, registered representatives, employees and retired employees (and their relatives) of dealers having a sales agreement with the Acquired Fund's distributor (or trustees or custodians of any qualified retirement plan or IRA established for the benefit of any such person).

B. Purchase Procedures

    The following chart compares the purchase procedures, including the minimum investment requirements for each class of the Acquired Fund that will be exchanged for the relevant class of the W&R Fund:

Acquired Fund	Minimum Initial Investment*	Minimum Subsequent Investments*	Purchase Methods
Class A	$1,000	$100	Through your registered representative or selling broker, or to the Ivy Fund by mail.
Class B	$1,000	$100	Through your registered representative or selling broker, or to the Ivy Fund by mail.
Class C	$1,000	$100	Through your registered representative or selling broker, or to the Ivy Fund by mail.
Advisor Class	$10,000	$250	Through your registered representative or selling broker, or to the Ivy Fund by mail.
W&R Fund
Class A	$500**	any amount	Through W&R, Inc. and its financial advisors or through advisors of Legend.
Class B	$500**	any amount	Through W&R, Inc. and its financial advisors or through advisors of Legend.
Class C	$500**	any amount	Through W&R, Inc. and its financial advisors or through advisors of Legend.
Class Y	$10 million for government entity or authority or for a corporation; any amount for other eligible investors	any amount

  Through W&R, Inc. and its financial advisors or through advisors of Legend. You may purchase Class Y shares by wire, indirectly through certain broker-dealers, banks and other third parties, some of which may charge you a fee.

  *Minimum initial and subsequent investments in the Acquired Fund for retirement plans are $25.
  **For certain retirement accounts and accounts opened with Automatic Investment Service, the minimum investment is $50 per Fund. For certain retirement accounts and accounts opened through payroll deductions, the minimum investment is $25 per Fund.

C. Redemption Procedures

  The following chart compares the redemption procedures for each class of the Acquired Fund that will be exchanged for the relevant class of the W&R Fund:

Acquired Fund	By Mail	Telephone or Fax	Through Authorized Third Parties through which you completed your purchase	Through A Registered Securities Dealer	Systematic Withdrawal Plan	By Internet
Class A	Yes	Yes	Yes	Yes	Yes	Yes
Class B	Yes	Yes	Yes	Yes	Yes	Yes
Class C	Yes	Yes	Yes	Yes	Yes	Yes
Advisor Class	Yes	Yes	Yes	Yes	Yes	Yes
W&R Fund
Class A	Yes	No	Yes	Yes	Yes	No
Class B	Yes	No	Yes	Yes	Yes	No
Class C	Yes	No	Yes	Yes	Yes	No
Class Y	Yes	Yes	Yes	Yes	Yes	No

  D. Additional Shareholder Services

Client Services Representative

W&R Fund: A toll-free call, 888-WADDELL, connects you to a Client Services Representative or W&R, Inc.'s automated customer telephone service. During normal business hours, the Waddell & Reed Client Services staff is available to answer your questions or update your account records. At almost any time of the day or night, you may access your account information from a touch-tone phone, or from www.waddell.com, to: (1) obtain information about your accounts; (2) obtain price information about other funds in the Waddell & Reed Advisors Funds, W&R Funds, Inc. and Waddell & Reed InvestEd Portfolios, Inc.; (3) obtain a Fund's current prospectus; (4) request a duplicate statement.

Purchase by Automatic Investment

W&R Fund: For Class A, Class B and Class C shareholders, Regular Investment Plans allow you to transfer money into your W& R Fund account, or between Waddell & Reed Group Fund accounts, automatically. The minimum amount to participate in the Automatic Investment Service, which moves money from your bank account to an existing Fund account, is $25 per fund on a monthly basis. The minimum amount to participate in the Funds Plus Service, which moves money from the W&R Funds, Inc. Money Market Fund to another fund in W&R Funds, Inc. whether in the same or a different account in the same class, is $100 per fund on a monthly basis.

Acquired Fund: You can authorize to have funds electronically drawn each month from your bank account through Electronic Funds Transfer and invested as a purchase of shares into your account. The Automatic Investment Method is available for all classes of shares, except Class I. The minimum initial and subsequent investment under this method is $50 per month, $250 for Advisor Class shares (except in the case of a tax qualified retirement plan for which the minimum initial and subsequent investment is $25 per month). A shareholder may terminate the Automatic Investment Method at any time upon delivery to PFPC of telephone instructions or written notice.

E. Share Exchanges

W&R Fund

Except as otherwise noted in the prospectus for the W&R Fund, you may sell your shares and buy shares of the same Class of another fund in the Ivy Funds or the W&R Funds, Inc. without payment of an additional sales charge if you exchange Class A shares or without payment of a CDSC when you exchange Class B or Class C shares. For Class B and Class C shares, or Class A shares to which the CDSC would otherwise apply, the time period for the CDSC will continue to run. You may sell your Class Y shares of the W&R Fund and buy Class Y shares of another fund in the Ivy Funds or W&R Funds, Inc. or Class A shares of W&R Fund, Inc. Money Market Fund. The shares you exchange must be worth at least $100 or you must already own shares of a fund into which you want to exchange.

You may exchange only into funds that are legally permitted for sale in your state of residence. Currently, each fund with Waddell & Reed Advisors Funds, W&R Funds, Inc. and Waddell & Reed InvestEd Portfolios, Inc. may only be sold within the United States and the Commonwealth of Puerto Rico. The exchange will be made at the net asset value next determined after receipt of your written request in good order by the W&R Fund. When you exchange shares, the total shares you receive will have the same aggregate NAV as the total shares you exchange.

These exchange rights may be eliminated or modified at any time by the W&R Fund, upon notice in certain circumstances. The W&R Fund will typically limit activity deemed to be market timing by restricting the amount of exchanges permitted by a shareholder.

Acquired Fund

You may exchange Acquired Fund shares for shares of another Ivy fund, subject to the following restrictions:

    You must exchange into the same share class you currently own.
    Exchanges are considered taxable events and may result in a capital gain or a capital loss for tax purposes.
    It is the policy of the Ivy funds to discourage the use of the exchange privilege for the purpose of timing short term market fluctuations. The Ivy funds may therefore limit the frequency of exchanges by a shareholder, charge a redemption fee or cancel a shareholder's exchange privilege if at any time it appears that such market-timing strategies are being used. For example, shareholders exchanging more than five times in a 12-month period may be considered to be using market-timing strategies.

You may submit an exchange request to PFPC, Inc. ("PFPC") as follows:

BY MAIL: Send your written exchange request to PFPC at: Ivy Funds, c/o PFPC, Inc., 4400 Computer Drive, Westborough, MA 01581. Be sure that all registered owners listed on the account sign the request.

BY TELEPHONE. Call PFPC at 800.777-6472 to authorize an exchange transaction. To process your exchange order by telephone, you must have telephone exchange privileges on your account. PFPC employs reasonable procedures that require personal identification prior to acting on exchange instructions communicated by telephone to confirm that such instructions are genuine. In the absence of such procedures, the Acquired Fund or PFPC may be liable for any losses due to unauthorized or fraudulent telephone instructions.

BY INTERNET: You will be allowed to exchange by Internet if (1) you do not hold physical share certificates; (2) you can provide proper identification information; (3) you have established the Internet trading option.

F. Pricing of Shares for the W&R Fund and Acquired Fund

The offering price is the net asset value per share ("NAV") next determined after the Acquired Fund or the W&R Fund receives your purchase order plus, in the case of Class A shares of each, the applicable sales charge. For processing purchase and redemption orders, the NAV per share of the Acquired Fund is calculated on each day that the New York Stock Exchange ("NYSE") is open for trading at the close of regular trading on the NYSE that day (usually 4:00 p.m. Eastern time). For processing purchase and redemption orders, the NAV per share of the W&R Fund is calculated on each day that the NYSE is open for trading as of the later of the close of the regular session of the NYSE that day or the close of the regular session of any other securities or commodities exchange on which an option or futures contract held by the W&R Fund is traded.

G. Dividends and Distributions

Net investment income dividends and capital gains distributions for the W&R Fund and the Acquired Fund are declared and paid at least once a year.

H. Additional Information Regarding the Purchase and Sale of Shares of the W&R Fund

HOW TO BUY SHARES

You may buy shares of the W&R Fund through W&R, Inc. and its financial advisors or through advisors of Legend. To open your account you must complete and sign an application. Your financial advisor can help you with any questions you might have.

To purchase any class of shares by check, make your check payable to Waddell & Reed, Inc. Mail the check, along with your completed application, to:

Waddell & Reed, Inc.

P.O. Box 29217

Shawnee Mission, Kansas

66201

To purchase Class Y shares by wire, you must first obtain an account number by calling 800-532-2783, then mail a completed application to W&R, Inc. at the above address, or fax it to 800-532-2784. Instruct your bank to wire the amount you wish to invest, along with the account number and registration, to UMB Bank, n.a., ABA Number 101000695, for the account of Waddell & Reed, Inc. Number 9800007978, Special Account for Exclusive Benefit of Customers FBO Customer Name and Account Number.

You may also buy Class Y shares of the W&R Fund indirectly through certain broker-dealers, banks and other third parties, some of which may charge you a fee. These firms may have additional requirements regarding the purchase of Class Y shares.

When you place an order to buy shares, your order will be processed at the next offering price calculated after your order is received and accepted. Note the following:

  All of your purchases must be made in U.S. dollars and checks must be drawn on U.S. banks. Neither cash nor post-dated checks will be accepted.
  If you buy shares by check, and then sell those shares by any method other than by exchange to another fund in the Waddell & Reed Advisors Funds, W&R Funds, Inc. and/or Waddell & Reed InvestEd Portfolios, Inc. the payment may be delayed for up to ten (10) days from the date of purchase to ensure that your previous investment has cleared.
  If you purchase shares of the Fund from certain broker-dealers, banks or other authorized third parties, the Fund will be deemed to have received your purchase order when that third party (or its designee) has received your order. Your order will receive the offering price next calculated after the order has been received in proper form by the authorized third party (or its designee). You should consult that firm to determine the time by which it must receive your order for you to purchase shares of the Fund at that day's price.

When you sign your account application, you will be asked to certify that your Social Security or other taxpayer identification number is correct and whether you are subject to backup withholding for failing to report income to the Internal Revenue Service.

W&R, Inc. reserves the right to reject any purchase orders, including purchases by exchange, and it and the W&R Fund reserve the right to discontinue offering W&R Fund shares for purchase.

Minimum Investments for the W&R Fund
For Class A, Class B and Class C:
To Open an Account $500
For certain exchanges $100
For certain retirement accounts and accounts opened with Automatic Investment Service $50
For certain retirement accounts and accounts opened through payroll deductions $25
To Add to an Account Any amount
For certain exchanges $100
For Automatic Investment Service $25
For Class Y:
To Open an Account
For a government entity or authority or for a corporation	$10 million (within first twelve months)
For other eligible investors Any amount
To Add to an Account Any amount

Adding to Your Account

Subject to the minimums described above, you can make additional investments of any amount at any time.

To add to your account, make your check payable to Waddell & Reed, Inc. Mail the check to W&R, Inc., along with the detachable form that accompanies the confirmation of a prior purchase or your year-to-date statement, or a letter stating your account number, the account registration, the Fund and the class of shares that you wish to purchase.

To add to your Class Y account by wire: Instruct your bank to wire the amount you wish to invest, along with the account number and registration, to UMB Bank, n.a., ABA Number 101000695, for the account of Waddell & Reed, Inc. Number 9800007978, Special Account for Exclusive Benefit of Customers FBO Customer Name and Account Number.

If you purchase shares of the Fund from certain broker-dealers, banks or other authorized third parties, additional purchases may be made through those firms.

HOW TO SELL SHARES

You can arrange to take money out of your Fund account at any time by selling (redeeming) some or all of your shares.

The redemption price (price to sell one share of a particular class of the Fund) is the NAV per share of that Fund class, subject to any applicable CDSC.

To sell shares by written request: Complete an Account Service Request form, available from your financial advisor, or write a letter of instruction with:

  the name on the account registration
  the Fund's name
  the account number
  the dollar amount or number, and the class, of shares to be redeemed any other applicable requirements listed in the table below

Deliver the form or your letter to your financial advisor, or mail it to:

Waddell & Reed Services Company

P.O. Box 29217

Shawnee Mission, Kansas

66201-9217

Unless otherwise instructed, Waddell & Reed Services Company will send a check to the address on the account.

To sell Class Y shares by telephone or fax: If you have elected this method in your application or by subsequent authorization, call 800-532-2783, or fax your request to 800-532-2784, and give your instructions to redeem your shares (redemption must be equal to or greater than $1,000.00) and make payment by wire to your predesignated bank account or by check to you at the address on the account.

When you place an order to sell shares, your shares will be sold at the next NAV calculated, subject to any applicable CDSC, after receipt of a written request for redemption in good order by Waddell & Reed Services Company at the address listed above. Note the following:

  If more than one person owns the shares, each owner must sign the written request.
  If you recently purchased the shares by check, the Fund may delay payment of redemption proceeds. You may arrange for the bank upon which the purchase check was drawn to provide telephone or written assurance, satisfactory to the Fund, that the check has cleared and been honored. If you do not, payment of the redemption proceeds on these shares will be delayed until the earlier of ten (10) days from the date of purchase or the date the Fund can verify that your purchase check has cleared and been honored.
  Redemptions may be suspended or payment dates postponed on days when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted or as permitted by the Securities and Exchange Commission.
  Payment is normally made in cash, although under extraordinary conditions redemptions may be made in portfolio securities when the Fund's Board of Directors determines that conditions exist making cash payments undesirable. The Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of its NAV during any 90-day period of any one shareholder.
  If you purchased shares of the Fund from certain broker-dealers, banks or other authorized third parties, you may sell those shares through those firms, some of which may charge you a fee and may have additional requirements to sell Fund shares. The Fund will be deemed to have received your order to sell shares when that firm (or its designee) has received your order. Your order will receive the NAV of the applicable class, subject to any applicable CDSC, next calculated after the order has been received in proper form by the authorized firm (or its designee). You should consult that firm to determine the time by which it must receive your order for you to sell shares at that day's price.
Special Requirements for Selling Shares
Account Type	Special Requirements
Individual or Joint Tenant	The written instructions must be signed by all persons required to sign for transactions, exactly as their names appear on the account.
Sole Proprietorship	The written instructions must be signed by the individual owner of the business.
UGMA, UTMA	The custodian must sign the written instructions indicating capacity as custodian.
Retirement Account	The written instructions must be signed by a properly authorized person
Trust	The trustee must sign the written instructions indicating capacity as trustee. If the trustee's name is not in the account registration, provide a currently certified copy of the trust document.
Business or Organization	At least one person authorized by corporate resolution to act on the account must sign the written instructions.
Conservator, Guardian or Other Fiduciary	The written instructions must be signed by the person properly authorized by court order to act in the particular fiduciary capacity.

A Fund may require a signature guarantee in certain situations such as:

  a redemption request made by a corporation, partnership or fiduciary a redemption request made by someone other than the owner of record the check is made payable to someone other than the owner of record

This requirement is to protect you and W&R, Inc. from fraud. You can obtain a signature guarantee from most banks and securities dealers, but not from a notary public.

The W&R Fund reserves the right to redeem at NAV all of your Fund shares in your account if the aggregate NAV of those shares is less than $500. The Fund will give you notice and sixty (60) days to purchase a sufficient number of additional shares to bring the aggregate NAV of your shares in the Fund to $500. These redemptions will not be subject to CDSC. The Fund will not apply its redemption right to individual retirement plan accounts or to accounts which have an aggregate NAV of less than $500 due to market forces.

You may reinvest, without charge, all or part of the amount of Class A shares of the Fund you redeemed by sending to the Fund the amount you want to reinvest. The reinvested amounts must be received by the Fund within forty-five (45) days after the date of your redemption. You may do this only once with Class A shares of the Fund.

The CDSC will not apply to the proceeds of Class A (as applicable), Class B or Class C shares of the Fund which are redeemed and then reinvested in shares of the same class of the Fund within forty-five (45) days after such redemption. W&R, Inc. will, with your reinvestment, restore an amount equal to the CDSC attributable to the amount reinvested by adding the CDSC amount to your reinvestment. For purposes of determining a future CDSC, the reinvestment will be treated as a new investment. You may do this only once as to Class B shares of the Fund and once as to Class C shares of the Fund. This privilege may be eliminated or modified at any time without prior notice to shareholders.

Payments of principal and interest on loans made pursuant to a 401(a) qualified plan (if such loans are permitted by the plan) may be reinvested, without payment of a sales charge, in Class A shares of the Fund if the plan may invest in the Fund.

APPENDIX E

FINANCIAL HIGHLIGHTS

W&R Science and Technology Fund

Class A Shares
For a Share of Capital Stock Outstanding Throughout Each Period:

	For the six months ended 9/30/02	For the fiscal year ended 3/31/02	For the period from 7/3/00(1) to 3/31/01
Net asset value, beginning of period	$18.19	$17.93	$34.91
Income (loss) from investment operations: Net investment income (loss)	(0.07)	(0.45)	0.02
Net realized and unrealized gain (loss) on investments	(4.17)	0.73	(9.35)
Total from investment operations	(4.24)	0.28	(9.33)
Less distribution from capital gains	(0.00)	(0.02)	(7.65)
Net asset value, end of period	$13.95	$18.19	$17.93
Class A Ratios/Supplemental Data
Total return(2)	-23.31%	1.56%	-31.95%
Net assets, end of period (in millions)	$9	$12	$6
Ratio of expenses to average net assets	1.86%(3)	1.75%	1.70%(3)
Ratio of net investment income (loss) to average net assets	-0.93%(3)	-0.76%	0.26%(3)
Portfolio turnover rate	34.83%	90.92%	111.25%(4)

(1) Commencement of operations of the class.

(2) Total return calculated without taking into account the sales load deducted on an initial purchase.

(3) Annualized.

(4) For the fiscal year ended March 31, 2001.

FINANCIAL HIGHLIGHTS

W&R Science and Technology Fund

Class B Shares
For a Share of Capital Stock Outstanding Throughout Each Period:

	For the six months ended 9/30/02	For the fiscal year ended 3/31/02	For the period from 7/3/00(1) to 3/31/01
Net asset value, beginning of period	$17.88	$17.80	$34.91
Income (loss) from investment operations: Net investment loss	(0.16)	(0.38)	(0.06)
Net realized and unrealized gain (loss) on investments	(4.08)	0.48	(9.40)
Total from investment operations	(4.24)	0.10	(9.46)
Less distribution from capital gains	(0.00)	(0.02)	(7.65)
Net asset value, end of period	$13.64	$17.88	$17.80
Class B Ratios/Supplemental Data
Total return	-23.71%	0.56%	-32.37%
Net assets, end of period (in millions)	$4	$4	$3
Ratio of expenses to average net assets	3.02%(2)	2.75%	2.53%(2)
Ratio of net investment loss to average net assets	-2.10%(2)	-1.73%	-0.55%(2)
Portfolio turnover rate	34.83%	90.92%	111.25%(3)

(1) Commencement of operations of the class.

(2) Annualized.

(3) For the fiscal year ended March 31, 2001.

FINANCIAL HIGHLIGHTS

W&R Science and Technology Fund

Class C Shares(1)
For a Share of Capital Stock Outstanding Throughout Each Period:

	For the six months ended 9/30/02	For the fiscal year ended March 31,				For the period from 7/31/97(2) to 3/31/98
		2002	2001	2000	1999
Net asset value, beginning of period	$17.97	$17.83	$45.03	$17.45	$12.01	$10.00
Income (loss) from investment operations: Net investment loss	(0.15)	(0.24)	(0.12)	(0.95)	(0.09)	(0.07)
Net realized and unrealized gain (loss) on investments	(4.10)	0.40	(19.43)	28.77	5.53	2.08
Total from investment operations	(4.25)	0.16	(19.55)	27.82	5.44	2.01
Less distribution from capital gains	(0.00)	(0.02)	(7.65)	(0.24)	(0.00)	(0.00)
Net asset value, end of period	$13.72	$17.97	$17.83	$45.03	$17.45	$12.01
Class C Ratios/Supplemental Data
Total return	-23.65%	0.89%	-47.49%	159.75%	45.30%	20.10%
Net assets, end of period (000 omitted)	$76	$112	$134	$283	$44	$8
Ratio of expenses to average net assets	2.67%(3)	2.45%	2.27%	2.20%	2.57%	3.20%(3)
Ratio of net investment loss to average net assets	-1.74%(3)	-1.40%	-0.44%	-1.68%	-1.26%	-1.66%(3)
Portfolio turnover rate	34.83%	90.92%	111.25%	44.19%	51.00%	26.64%

(1) Class B shares were combined with Class C shares effective March 24, 2000 and were redisignated Class Cshares.

(2) Commencement of operations of the class.

(3) Annualized.

FINANCIAL HIGHLIGHTS

W&R Science and Technology Fund

Class Y Shares
For a Share of Capital Stock Outstanding Throughout Each Period:

	For the six months ended 9/30/02	For the fiscal year ended March 31,			For the period from 6/9/98(1) to 3/31/99
		2002	2001	2000
Net asset value, beginning of period	$18.54	$18.21	$45.36	$17.65	$12.20
Income (loss) from investment operations: Net investment income (loss)	(0.07)	(0.51)	(0.01)	(6.09)	0.01
Net realized and unrealized gain (loss) on investments	(4.22)	0.86	(19.49)	34.04	5.44
Total from investment operations	(4.29)	0.35	(19.50)	27.95	5.45
Less distribution from capital gains	(0.00)	(0.02)	(7.65)	(0.24)	(0.00)
Net asset value, end of period	$14.25	$18.54	$18.21	$45.36	$17.65
Class Y Ratios/Supplemental Data
Total return	-23.14%	1.92%	-47.00%	158.67%	44.67%
Net assets, end of period (000 omitted)	$2,512	$3,035	$1,466	$2,108	$53
Ratio of expenses to average net assets	1.44%(2)	1.39%	1.35%	1.36%	0.62%(2)
Ratio of net investment income (loss) to average net assets	-0.53%(2)	-0.43%	0.47%	-0.96%	0.54%(2)
Portfolio turnover rate	34.83%	90.92%	111.25%	44.19%	51.00%(2)

(1) Commencement of operations of the class.

(2) Annualized.

APPENDIX F

[To Be Filed By Amendment]

APPENDIX G

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
FOR THE W&R SCIENCE AND TECHNOLOGY FUND

Manager's Discussion

March 31, 2002

An interview with Zachary H. Shafran, portfolio manager of W&R Funds, Inc. - Science and Technology Fund

This report relates to the operation of W&R Funds, Inc. - Science and Technology Fund for the fiscal year ended March 31, 2002. The following discussion, graphs and tables provide you with information regarding the Fund's performance during that period.

How did the Fund perform during the last fiscal year?
Overall, the Fund performed relatively well, as it significantly outperformed its benchmark index. The Class C shares of the Fund increased 0.89 percent during the fiscal year, compared with the Goldman Sachs Technology Industry Composite Index (reflecting the performance of securities that generally represent the technology sector of the stock market), which declined 8.59 percent during the period, and the Lipper Science & Technology Funds Universe Average (generally reflecting the performance of the universe of funds with similar investment objectives), which decreased 12.29 percent for the year.

What helped the Fund outperform its benchmark index during the fiscal year?
We feel that we were able to outperform the benchmark during the fiscal year for two primary reasons. First, we remained relatively underweight in the technology sector. Second, we maintained a cash reserve that was higher than normal.

What other market conditions or events influenced the Fund's performance during the fiscal year?
No events or conditions during the fiscal year had a greater influence on the global community than the terrorist attacks of September 11. They were events to which we continue to work to understand and respond. They influenced global economic uncertainty and market volatility, which made for a challenging year. The technology sector continued to see the fallout from years of excess capital spending that, in turn, led to excess capacity in many areas. The science sector remained largely immune from many of the economic issues, in our opinion, but it did have its share of clinical disappointments and regulatory delays.

What strategies and techniques did you employ that specifically affected the Fund's performance?
We worked during the fiscal year to avoid investing in the wrong areas, and we feel that we were largely successful. Our underweight position in the technology sector served us well, we believe, despite the sector's strong performance during the latter part of the fiscal year. We were overweight in the science sector through much of the period, and that sector proved mostly to be disappointing. The science sector, specifically pharmaceuticals, has historically been much more defensive than it was this past year. Higher-than-normal cash reserves also played an important role in our portfolio during the period, allowing us to be both defensive and opportunistic.

What industries or sectors did you emphasize during the fiscal year, and what looks attractive to you going forward?
Our emphasis during the fiscal year was on pharmaceuticals, biotechnology, health care services and transaction processors, with a lesser focus on an array of technology companies. This likely will change in the coming year. We see signs of economic recovery, but remain cautious. During the last year, the consumer remained strong in the face of adversity, and so we wonder if spending can continue at the same rate. Interest rates were extremely low over the course of the year, and energy prices fell. We typically look to identify trends or themes when making investment decisions, but do not find any at present. The health care sector has been helped by very strong pricing in some areas, yet continues to encounter regulatory, clinical and competitive challenges. Technology suffers from overcapacity, in our opinion. Global competition is on the rise. All of this leads to a difficult pricing environment. So what do we do? We believe that the science and technology sectors of the market still hold great opportunities for wealth creation through change, creativity and innovation generated through substantial investments in research and development. Until we can identify what we believe to be solid themes or trends, we intend to focus on individual companies that we feel have the ability to prosper in this ever-changing environment.

Respectfully,

Zachary H. Shafran

Manager

W&R Science and Technology Fund

Comparison of Change in Value of $10,000 Investment

	W&R Science and Technology Fund, Class C Shares --------------------	Goldman Sachs Technology Industry Composite Index -------------------	Lipper Science & Technology Funds Universe Average --------------------
07-31-97	10,000	10,000	10,000
03-31-98	12,010	10,550	10,961
03-31-99	17,450	16,689	16,923
03-31-00	45,325	32,935	40,214
03-31-01	23,802	12,805	15,192
03-31-02	24,015	11,704	13,324

= = = = = W&R Science and Technology Fund, Class C Shares (1)       $24,015
. . . . . Goldman Sachs Technology Industry Composite Index       $11,704
* * * * * Lipper Science & Technology Funds Universe Average       $13,324

(1) The value of the investment in the Fund is impacted by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.

Average Annual Total Return*
	Class A	Class B	Class C**	Class Y
1-year period ended 3-31-02	-4.28%	-3.44%	-0.89%	1.92%
Since inception of Class through 3-31-02***	-21.81%	-21.24%	-20.64%	-20.28%

* Performance data quoted represents past performance and is based on deduction of the maximum applicable sales load for each of the periods. Class A shares carry a maximum front-end sales load of 5.75%. Class B and Class C shares carry maximum contingent deferred sales charges of 5% and 1%, respectively. Total returns reflect share price appreciation (depreciation), including reinvestment of all income and capital gains distributions. Investment return and principal value will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost.

** Performance data from 3-24-00 represents the actual performance of Class C shares. Performance data prior to 3-24-00 represents the performance of the Fund's original Class B shares. The original Class B shares were combined with Class C shares effective 3-24-00, and redesignated as Class C shares. The original Class B's performance has been adjusted to reflect the current contingent deferred sales charge (CDSC) structure applicable to Class C (1.00% maximum and declining to zero at the end of the first year after investment). Accordingly, these returns reflect no CDSC since it only applies to Class C shares held for twelve months or less. New Class B shares, with fees and expenses different from the original Class B shares, were added to the Fund on 6-30-00.

*** 7-3-00 for Class A and Class B shares, 7-31-97 for Class C shares and 6-9-98 for Class Y shares (the date on which shares were first acquired by shareholders).

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

IVY INTERNATIONAL SMALL COMPANIES FUND
IVY GLOBAL FUND
925 SOUTH FEDERAL HIGHWAY, SUITE 600
BOCA RATON, FLORIDA 33432

Dear Shareholder:

As a shareholder of the Ivy International Small Companies Fund or the Ivy Global Fund, you are invited to vote on a proposal to merge your Fund into the W&R International Growth Fund. Your Fund will hold a special meeting of shareholders on June 3, 2003, at 10:00 a.m., Central Time to consider the proposed acquisition. Your Fund's acquisition is one of a number of fund acquisitions and one liquidation proposed by Waddell & Reed Ivy Investment Company (the "Adviser"), the investment adviser to both Ivy Small Companies Fund and Ivy Global Fund. The specific details and reasons for each of the Ivy International Small Companies Fund acquisition and the Ivy Global Fund acquisition are contained in the enclosed combined Prospectus and Proxy Statement. Please read it carefully.

After careful consideration, Ivy Fund's Board of Trustees unanimously approved the proposal and recommends that shareholders vote "FOR" the proposal.

This special meeting will be held at the offices of Waddell & Reed Financial, Inc. located at 6300 Lamar Avenue, Overland Park, Kansas. While we hope you can attend this meeting, it is very important that you vote your shares at your earliest convenience. Your Fund has retained the services of Georgeson Shareholder Communications, Inc. to assist shareholders with the voting process. As we get closer to June 3rd, shareholders who have not yet voted may receive a call from Georgeson Shareholder Communications reminding them to exercise their right to vote.

Your vote is important, regardless of the number of shares you own. It is important that we receive your vote no later than the time of the special meeting of shareholders on June 3, 2003. If you are a shareholder of both Ivy International Small Companies Fund and Ivy Global Fund, you will receive a separate proxy card for each Fund. If you have more than one account of either Fund registered in your name, you will receive a separate proxy card for each account. You can vote easily and quickly by mail, by phone, by internet or in person. If voting by mail, a self-addressed, postage-paid envelope has been enclosed for your convenience. If voting by phone, please call 1-800-___- ____. If voting by internet, plase log on to www.proxyweb.com and use the control number on the front of your proxy card. Please help your Fund avoid the expense of a follow-up mailing by voting today!

If you have any questions regarding the enclosed Combined Prospectus and Proxy Statement, please call Georgeson Shareholder Communications at     .

We appreciate your participation and prompt response in these matters and thank you for your continued support.

Sincerely,

Henry J. Herrmann, President
Ivy Fund

April ___, 2003

Henry Herrmann is President, Chief Executive Officer, and Chief Investment Officer of Waddell & Reed Investment Management Company, and President and Chief Investment Officer of Waddell & Reed Ivy Investment Company. Mr. Herrmann also serves as President and Chief Investment Officer of Waddell & Reed Financial, Inc., a national mutual fund management and distribution company headquartered in Overland Park, Kansas.

Joining the firm as a senior investment analyst covering the technology industries, Mr. Herrmann began his career with Waddell & Reed in 1971. From 1976 to 1987, he was portfolio manager of the Waddell & Reed Advisors Vanguard Fund. Mr. Herrmann also managed the Waddell & Reed Advisors New Concepts Fund from its inception in June 1983 to February 1989. He was named President and Chief Investment Officer of Waddell & Reed Investment Management Company in 1987.

Mr. Herrmann received his BS in finance from New York University in 1966. Prior to joining Waddell & Reed, he was an investment analyst specializing in high technology stocks for a major New York City bank and two Wall Street brokerage firms.

Mr. Herrmann is a Chartered Financial Analyst. He is a member of the Association for Investment Management and Research (AIMR). He is a member and past president of the Kansas City Society of Financial Analysts.

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD JUNE 3, 2003

IVY INTERNATIONAL SMALL COMPANIES FUND
AND
IVY GLOBAL FUND

NOTICE IS HEREBY GIVEN that a Special Meeting of the shareholders of the Ivy International Small Companies Fund and the Ivy Global Fund will be held at 10:00 a.m. Central Time on Tuesday, June 3, 2003, at the offices of Waddell & Reed Financial, Inc., 6300 Lamar Avenue, Overland Park, Kansas for these purposes:

1. To approve an Agreement and Plan of Reorganization providing for the sale of all of the assets of each of the Ivy International Small Companies Fund and Ivy Global Fund to, and the assumption of all of the liabilities of each of the Ivy International Small Companies Fund and Ivy Global Fund by, the W&R International Growth Fund in exchange for shares of the W&R International Growth Fund and the distribution of such shares to the shareholders of the Ivy International Small Companies Fund and Ivy Global Fund in complete liquidation of each of the Ivy International Small Companies Fund and Ivy Global Fund.

2. To consider and act upon any other matters that properly come before the meeting and any adjourned session of the meeting.

Shareholders of record at the close of business on April 7, 2003, are entitled to notice of and to vote at the meeting and any adjourned session.

By order of the Board of Trustees,

Kristen A. Richards, Secretary

April ____, 2003

Your vote is important, regardless of the number of shares you own. You can vote easily and quickly by phone, by mail, by internet or in person. See the enclosed proxy insert for instructions. Please help your Fund avoid the expense of a follow-up mailing by voting today!

Combined Prospectus And Proxy Statement
April ___, 2003

Acquisition of The Assets and Liabilities of Each of the

Ivy International Small Companies Fund
and
Ivy Global Fund
c/o Ivy Fund
925 South Federal Highway, Suite 600
Boca Raton, Florida 33432
800-777-6472
By and in Exchange for Shares of the
W&R International Growth Fund
c/o W&R Funds, Inc.
6300 Lamar Avenue, P.O. Box 29217

Shawnee Mission, Kansas 66201-9217

913-236-2000

QUESTIONS AND ANSWERS.......................................4

PROPOSAL -- Acquisition of the Ivy International Small Companies Fund and

Appendix D -- Information Applicable to Class A, Class B, Class C and Class Y
 Shares of the W&R Fund and Class A, Class B, Class C
 and Advisor Shares of the Acquired Funds................................D-1

Appendix E -- Financial Highlights of the W&R International Growth Fund..........E-1

Appendix F -- Financial Highlights of the Ivy International Small Companies Fund
and Ivy Global Fund................................................F-1

Appendix G -- Management's Discussion of Fund Performance for the W&R
International Growth Fund............................................G-1

This Combined Prospectus and Proxy Statement ("Prospectus/Proxy") contains information you should know before voting on the Agreement and Plan of Reorganization relating to the proposed acquisition of the Ivy International Small Companies Fund (the "Small Companies Fund") and the Ivy Global Fund (the "Global Fund") (each an "Acquired Fund" and together, the "Acquired Funds") by the W&R International Growth Fund (the "W&R Fund" and, together with the Acquired Funds, the "Funds") (each, an "Acquisition," and together, the "Acquisitions") at a Special Meeting of Shareholders of each Acquired Fund (the "Meeting"), which will be held at 10:00 a.m. Central Time on June 3, 2003, at the offices of Waddell & Reed Financial, Inc., 6300 Lamar Avenue, Overland Park, Kansas. The Funds are each a series of a registered, open-end management investment company (mutual funds). The investment goal for the Small Companies Fund is long-term growth; current income is secondary to this principal objective. The investment goal for the Global Fund is long-term capital growth; any income the realized will be incidental. The W&R Fund's investment goal is long-term appreciation of capital; as a secondary goal, the W&R Fund seeks current income. Please read this Prospectus/Proxy and keep it for future reference.

The Proposal in this Prospectus/Proxy relates to the proposed acquisition of the Acquired Funds by the W&R Fund. If the Acquisition of your Acquired Fund occurs, you will become a shareholder of the W&R Fund. If the Agreement and Plan of Reorganization is approved by the shareholders of your Acquired Fund and the related Acquisition occurs, your Acquired Fund will transfer all of the assets and liabilities attributable to each class of its shares to the W&R Fund in exchange for shares of a similar class of the W&R Fund with the same aggregate net asset value as the net value of the assets and liabilities transferred. After that exchange, shares of each class received by the Acquired Fund will be distributed pro rata to the Acquired Fund's shareholders of the corresponding class.

Shareholders of each of the Small Companies Fund and the Global Fund are being asked to vote separately on the Proposal in this Prospectus/Proxy. Please review this Proposal carefully.

Please review the enclosed prospectus of the W&R Fund. This document is incorporated into this Prospectus/Proxy by reference. The following documents have been filed with the Securities and Exchange Commission (the "SEC") and are incorporated into this Prospectus/Proxy by reference:

    The Prospectus for the Acquired Funds dated April 30, 2002, as supplemented on May 16, 2002, August 29, 2002, December 23, 2002, January 10, 2003, February 6, 2003 and March 4, 2003.
    The Statement of Additional Information for the Acquired Funds dated April 30, 2002, as supplemented on December 23, 2002 and January 10, 2003.
    Management's Discussion of Fund Performance, the Report of Independent Accountants and the financial statements included in the Annual Report to shareholders of the Acquired Funds dated December 31, 2002.
    The Statement of Additional Information for the W&R Fund dated April  ___, 2003 relating to this Prospectus/Proxy.

Each Acquired Fund has previously sent its Annual Report to its shareholders. For a free copy of these Reports or any of the documents listed above, you may call 1-800-456-5111, or you may write to your Acquired Fund at the address listed on the cover of this Prospectus/Proxy. You may also obtain many of these documents by accessing the Internet site for your Acquired Fund at www.ivyfunds.com. Text-only versions of all the Small Companies Fund and Global Fund documents can be viewed online or downloaded from the EDGAR database on the SEC's Internet site at www.sec.gov. You can review and copy information about the Funds by visiting the Public Reference Room, U.S. Securities and Exchange Commission, 450 Fifth Street, N.W., Washington, DC 20549-0102. In addition, these materials can be inspected and copied at the SEC's regional offices at The Woolworth Building, 233 Broadway, New York, New York 10279 and 175 W. Jackson Boulevard, Suite 900, Chicago, Illinois 60604. You can obtain copies, upon payment of a duplicating fee, by sending an e-mail request to publicinfo@sec.gov or by writing the Public Reference Room at the address above. Information on the operation of the Public Reference Room may be obtained by calling 202-942-8090.

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus/Proxy is truthful or complete. Any representation to the contrary is a criminal offense.

QUESTIONS AND ANSWERS

The following questions and answers provide an overview of key features of the Acquisitions and of the information contained in this Prospectus/Proxy. Please review the full Prospectus/Proxy prior to casting your vote.

1. WHAT IS BEING PROPOSED?

The Board of Trustees of the Ivy Fund is recommending approval of a transaction in which the W&R Fund would acquire each of the Acquired Funds. This means that the W&R Fund would acquire all of the assets and liabilities of each of the Small Companies Fund and Global Fund in exchange for shares of the W&R Fund. The W&R Fund is a portfolio of W&R Funds, Inc. ("W&R Funds") and has the same investment goal, and similar investment policies, strategies and restrictions as the Acquired Funds. Although the investment goals and strategies of the W&R Fund are generally similar to those of the Acquired Funds, there are some differences in the investment strategies of the Funds. Specifically, the Small Companies Fund focuses on foreign issuers, including emerging markets, with a market capitalization under $2 billion at the time of purchase, while the W&R Fund focuses on foreign issuers primarily in developed countries and without distinction to their market capitalization. Also, the Global Fund has an investment strategy that it intends to invest in securities of at least three different countries, which may include the United States and countries with emerging economies, while the W&R Fund does not generally invest in domestic securities or in securities of companies in emerging economies. Please see the answer to Question 4 below for more information comparing the investment goals, strategies and policies of the Funds.

If the Acquisition relating to your Acquired Fund is approved and the Acquisition is consummated, your shares of the Acquired Fund will be cancelled and you will receive shares of the W&R Fund with an aggregate net asset value equal to the aggregate net asset value of your Acquired Fund shares as of the business day before the closing of the Acquisition. The Acquisitions are currently scheduled to take place on or around [June __], 2003. Note that the closing of each Acquisition is not conditioned on the closing of the other Acquisition proposed in this Prospectus/Proxy. Accordingly, in the event that the shareholders of one of the Acquired Funds approve their Fund's Acquisition, it is expected that the approved Acquisition will, subject to the terms of the Agreement and Plan of Reorganization, take place as described in this Prospectus/Proxy, even if the shareholders of the other Acquired Fund have not approved its Acquisition.

2. WHY ARE THE ACQUISITIONS BEING PROPOSED?

Waddell & Reed Ivy Investment Company ("Adviser"), the investment adviser to the Acquired Funds, manages the fifteen mutual fund portfolios that are offered by the Ivy Fund. Waddell & Reed Investment Management Company ("WRIMCO") is the investment adviser to the W&R Funds and Waddell & Reed Advisors Funds (collectively, the "W&R Family of Funds") as well as to W&R Target Funds, Inc. and Waddell & Reed InvestEd Portfolios, Inc. The Adviser and certain affiliates were acquired by Waddell & Reed Financial, Inc. on December 16, 2002, and management of the combined company began the process of comparing product offerings within the Ivy and W&R Family of Funds. The Adviser has proposed a number of acquisitions and one liquidation involving the Ivy Funds and the W&R Family of Funds in addition to the Acquisitions described in this Prospectus/Proxy.

The Board of Trustees of the Ivy Fund recommends approval of each Acquisition because it offers shareholders of each Acquired Fund the opportunity to invest in a larger fund (allowing the potential for more efficient operations by spreading relatively fixed costs, such as audit and legal fees, over a larger asset base). In reviewing the Acquisitions, the Trustees also considered the following factors, among others:

  each of the Acquired Funds and the W&R Fund have the same portfolio manager and share similar investment goals and investment strategies and policies;
  based on estimated expense ratios calculated using each Fund's net assets and numbers of shareholders as of December 31, 2002, shareholders of each of the Acquired Funds are expected to experience the same or lower net expenses, except Class B and Class C shareholders of the Small Companies Fund may experience similar or slightly higher expenses;
  shareholders of each of the Acquired Funds will move into a fund with better long-term and short-term performance records, which the Adviser believes it will be able to leverage into significant growth; and
  each of the Acquisitions is expected to be tax-free for shareholders of the relevant Acquired Fund who choose to remain shareholders of the W&R Fund, while liquidation or shareholder redemption would be a realization event for tax purposes.

Please review "Reasons for the Acquisitions" in the "Information About the Acquisitions" section under "Proposal" in this Prospectus/Proxy for more information regarding the factors considered by the Ivy Fund Trustees.

3. HOW DO THE MANAGEMENT FEES AND EXPENSES OF THE FUNDS
COMPARE, AND WHAT ARE THEY ESTIMATED TO BE FOLLOWING THE
ACQUISITIONS?

The following tables allow you to compare the sales charges and management fees and expenses of the Acquired Funds and the W&R Fund and to analyze the estimated expenses that the Adviser expects to be applicable to the combined fund in the first year following the Acquisitions. As part of the Acquisitions, Class A shareholders of the Acquired Funds will receive Class A shares of the W&R Fund, Class B shareholders of the Acquired Funds will receive Class B shares of the W&R Fund, Class C shareholders of the Acquired Funds will receive Class C shares of the W&R Fund, and Advisor Class shareholders of the Acquired Funds will receive Class Y shares of the W&R Fund. No Class I shares of the Acquired Funds are outstanding as of the date of this Prospectus/Proxy, and Class I shares of the Acquired Funds are not currently available for sale. Therefore, the Acquisitions will not involve the transfer of any Class I shares of the Acquired Funds. The shareholder fees presented below for the W&R Fund apply both before and after giving effect to the Acquisitions. Sales charges, if applicable, are paid directly by shareholders to the relevant Fund's distributor. Annual Fund Operating Expenses are paid by each Fund. They include management fees, 12b-1 fees (if applicable) and administrative costs, including [pricing] and custody services.

The Annual Fund Operating Expenses shown in the tables below represent expenses for each of the Small Companies Fund and the Global Fund for its last fiscal year (ended December 31, 2002) and for the W&R Fund as of September 30, 2002 and those expected to be incurred by the combined fund on a pro forma basis (after giving effect to both Acquisitions) and based on pro forma combined net assets as of September 30, 2002.

Shareholders of the Acquired Funds will not pay additional sales charges as a result of the Acquisitions, although any contingent deferred sales charge ("CDSC") will continue to apply.

SHAREHOLDER FEES
(paid directly from your investment)

Small Companies Fund
	Class A	Class B	Class C	Advisor Class
Maximum sales charge (load) imposed on purchases (as a percentage of the offering price)	5.75%	None	None	None
Maximum deferred sales charge (load) on redemptions (as a percentage of the purchase price)	None(1)	5.00%	1.00%	None
Redemption fee/exchange fee (as a percentage of amount redeemed,if applicable)(2)	2.00%	None	None	None

Global Fund
	Class A	Class B	Class C	Advisor Class
Maximum sales charge (load) imposed on purchases (as a percentage of the offering price)	5.75%	None	None	None
Maximum deferred sales charge (load) on redemptions (as a percentage of the purchase price)	None(1)	5.00%	1.00%	None
Redemption fee/exchange fee (as a percentage of amount redeemed,if applicable)(2)	2.00%	None	None	None

	W&R Fund
	Class A	Class B	Class C	Class Y
Maximum sales charge (load) imposed on purchases (%) (as a percentage of the offering price)	5.75%	None	None	None
Maximum deferred sales charge (load)(3) on redemptions (%) (as a percentage of the lesser of purchase price or redemption price)	None(4)	5.00%	1.00%	None
Redemption fee/exchange fee (as a percentage of amount redeemed, if applicable)(2)	None	None	None	None

(1) A CDSC of 1.00% may apply to Class A shares of your Acquired Fund if the amount invested was $500,000 or more and the Class A shares are redeemed within two years of the end of the month in which they were purchased. See Appendix D to this Prospectus/Proxy.

(2) If you choose to receive your Acquired Fund redemption proceeds via Federal Funds wire, a $10 wire fee will be charged to your account. Class A shares of each of the Acquired Funds redeemed or exchanged within 30 days of purchase are subject to a 2.00% redemption/exchange fee. This fee also applies to Class A shares of each of the Acquired Funds purchased without a sales charge.

(3) The CDSC which is imposed on the lesser of amount invested or redemption value of Class B shares of the W&R Fund, declines from 5% for redemptions made within the first year of purchase, to 4% for redemptions made within the second year, to 3% for redemptions made within the third and fourth years, to 2% for redemptions made within the fifth year, to 1% for redemptions made within the sixth year and to 0% for redemptions made after the sixth year. For Class C shares of the W&R Fund, a 1% CDSC applies to the lesser of amount invested or redemption value of Class C shares redeemed within twelve months of purchase. Solely for purposes of determining the number of months or years from the time of any payment for the purchase of shares in calculating the applicable CDSC, if any, all payments during a month are totaled and deemed to have been made on the first day of the month.

(4) A 1% CDSC may be imposed on purchases of $2 million or more of Class A shares of W&R Fund that are redeemed within twelve months of purchase.

ANNUAL FUND OPERATING EXPENSES (deducted directly from Fund assets)

	Small Companies Fund (as of 12/31/02)(1)
	Class A	Class B	Class C	Advisor
Management fees (%)	1.00	1.00	1.00	1.00
Distribution and/or service (12b-1) fees (%)	0.25	1.00	1.00	None
Other Expenses (%)	3.34	3.34	3.34	3.34
Total annual fund operating expenses (%)	4.59	5.34	5.34	4.34
Expenses reimbursed(3)	1.84	1.84	1.84	1.84
Net Fund operating expenses	2.75	3.50	3.50	2.50

	Global Fund (as of 12/31/02)(1)
	Class A	Class B	Class C	Advisor
Management fees (%)(2)	1.00	1.00	1.00	1.00
Distribution and/or service (12b-1) fees (%)	0.25	1.00	1.00	None
Other Expenses (%)	3.13	3.13	3.13	3.13
Total annual fund operating expenses (%)	4.38	5.13	5.13	4.13
Expenses reimbursed(3)	1.63	1.63	1.63	1.63
Net Fund operating expenses	2.75	3.50	3.50	2.50

(1) The expense information shown above has been restated to reflect current fees. Expenses reimbursed are estimates based on Class A.

(2) Management fees are reduced to 0.75% for net assets over $500 million.

(3) The Adviser for each of the Acquired Funds has contractually agreed to reimburse each Acquired Fund's expenses for the fiscal year ending December 31, 2003 and for each of the eight following years, to the extent necessary to ensure that each Acquired Fund's Annual Fund Operating Expenses, when calculated at the Fund level, do not exceed 2.50% of the Fund's average net assets (excluding 12b-1 fees and certain other expenses).

	W&R Fund (as of 9/30/02)
	Class A	Class B	Class C	Class Y
Management fees (%)	0.85	0.85	0.85	0.85
Distribution and/or service (12b-1) fees (%)	0.25	1.00	1.00	0.25
Other Expenses (%)	0.91	1.25	0.95	0.50
Total annual fund operating expenses (%)	2.01	3.10	2.80	1.60

If both Acquisitions were to occur, the Total Annual Fund Operating Expenses of the W&R Fund on a pro forma combined basis would be as follows:

	W&R Fund (Pro Forma Combined at 9/30/02)
	Class A	Class B	Class C	Class Y
Management fees (%)	0.85	0.85	0.85	0.85
Distribution and/or service (12b-1) fees (%)	0.25	1.00	1.00	0.25
Other Expenses (%)	0.78	0.95	0.91	0.47
Total annual fund operating expenses (%)	1.88	2.80	2.76	1.57

If only the Acquisition of the Small Companies Fund were to occur, the Total Annual Fund Operating Expenses of the W&R Fund on a pro forma combined basis would be as follows:

	W&R Fund (Pro Forma Combined at 9/30/02)
	Class A	Class B	Class C	Class Y
Management fees (%)	0.85	0.85	0.85	0.85
Distribution and/or service (12b-1) fees (%)	0.25	1.00	1.00	0.25
Other Expenses (%)	0.87	0.98	0.93	0.49
Total annual fund operating expenses (%)	1.97	2.83	2.78	1.59

If only the Acquisition of the Global Fund were to occur, the Total Annual Fund Operating Expenses of the W&R Fund on a pro forma combined basis would be as follows:

	W&R Fund (Pro Forma Combined at 9/30/02)
	Class A	Class B	Class C	Class Y
Management fees (%)	0.85	0.85	0.85	0.85
Distribution and/or service (12b-1) fees (%)	0.25	1.00	1.00	0.25
Other Expenses (%)	0.80	1.10	0.93	0.48
Total annual fund operating expenses (%)	1.90	2.95	2.78	1.58

EXAMPLE EXPENSES

Example Expenses help you compare the cost of investing in each of the Acquired Funds or the W&R Fund currently with the cost of investing in the W&R Fund on a pro forma combined basis and also allow you to compare these costs with the cost of investing in other mutual funds. Your actual costs may be higher or lower. The following hypothetical conditions were used in performing the calculations:

    $10,000 initial investment
    5% total return for each year
    Each Fund's operating expenses remain the same
    Reinvestment of all dividends and distributions
SMALL COMPANIES FUND	1 YEAR	3 YEARS	5 YEARS	10 YEARS
Class A	$887	$1,379	$1,946	$3,687
Class B did not sell your shares sold all your shares at end of period	353 853	1,074 1,374	1,817 2,017	3,890(1) 3,890(1)
Class C did not sell your shares sold all your shares at end of period	353 453	1,074 1,074	1,817 1,817	3,968 3,968
Advisor Shares	253	779	1,331	3,040
GLOBAL FUND	1 YEAR	3 YEARS	5 YEARS	10 YEARS
Class A	$837	$1,379	$1,946	$3,664
Class B did not sell your shares sold all your shares at end of period	353 853	1,074 1,374	1,817 2,017	3,904(1) 3,904(1)
Class C did not sell your shares sold all your shares at end of period	353 453	1,074 1,074	1,817 1,817	3,991 3,991
Advisor Shares	253	779	1,331	3,046
W&R FUND	1 YEAR	3 YEARS	5 YEARS	10 YEARS
Class A	$767	$1,169	$1,596	$2,778
Class B did not sell your shares sold all your shares at end of period	313 713	957 1,257	1,625 1,725	3,154(1) 3,154(1)
Class C did not sell your shares sold all your shares at end of period	283 283	868 868	1,479 1,479	3,128 3,128
Class Y	163	505	871	1,900

If both Acquisitions were to occur, the Example Expenses of the W&R Fund on a pro forma combined basis would be as follows:

W&R FUND	1 YEAR	3 YEARS	5 YEARS	10 YEARS
Class A	$755	$1,132	$1,533	$2,649
Class B did not sell your shares sold all your shares at end of period	283 683	868 1,168	1,479 1,579	2,905(1) 2,905(1)
Class C did not sell your shares sold all your shares at end of period	279 279	856 856	1,459 1,459	3,090 3,090
Class Y	160	496	855	1,867

If only the Acquisition of the Small Companies Fund were to occur, the Example Expenses of the W&R Fund on a pro forma combined basis would be as follows:

W&R FUND	1 YEAR	3 YEARS	5 YEARS	10 YEARS
Class A	$763	$1,158	$1,576	$2,739
Class B did not sell your shares sold all your shares at end of period	286 686	877 1,177	1,494 1,594	2,949(1) 2,949(1)
Class C did not sell your shares sold all your shares at end of period	281 281	862 862	1,469 1,469	3,109 3,109
Class Y	162	502	866	1,889

If only the Acquisition of the Global Fund were to occur, the Example Expenses of the W&R Fund on a pro forma combined basis would be as follows:

W&R FUND	1 YEAR	3 YEARS	5 YEARS	10 YEARS
Class A	$757	$1,138	$1,542	$2,669
Class B did not sell your shares sold all your shares at end of period	298 698	913 1,213	1,552 1,652	3,020(1) 3,020(1)
Class C did not sell your shares sold all your shares at end of period	281 281	862 862	1,469 1,469	3,109 3,109
Class Y	161	499	860	1,878

(1)  Reflects annual operating expenses of Class A shares after conversion of Class B shares into Class A shares 8 years after the month in which the shares were purchased.

The projected post-Acquisition pro forma Annual Fund Operating Expenses and Example Expenses presented above are based upon numerous material assumptions, including that (1) the current contractual agreements will remain in place and (2) certain fixed costs involved in operating the Acquired Funds are eliminated. Although these projections represent good faith estimates, there can be no assurance that any particular level of expenses or expense savings will be achieved, because expenses depend on a variety of factors, including the future level of fund assets, many of which are beyond the control of the W&R Fund or WRIMCO.

4  HOW DO THE INVESTMENT GOALS, STRATEGIES AND POLICIES OF THE ACQUIRED FUNDS AND W&R FUND COMPARE?

The Acquired Funds and the W&R Fund have similar investment goals, strategies and policies.

This table compares the investment goal and principal investment strategies of each of the Acquired Funds to those of the W&R Fund.

SMALL COMPANIES FUND	GLOBAL FUND	W&R FUND

INVESTMENT GOAL. The Small Companies Fund's investment goal is long-term growth. Consideration of current income is secondary to this principal objective. The Fund seeks to achieve its goal principally as follows:

	INVESTMENT GOAL. The Global Fund's investment goal is long-term capital growth. Any income realized will be incidental. The Fund seeks to achieve its goal principally as follows:	INVESTMENT GOAL. The W&R Fund's investment goal is long-term appreciation of capital. As a secondary goal, the Fund seeks current income. The Fund seeks to achieve its goal principally as follows:

- The Fund seeks to achieve its principal objective of long-term capital growth by investing in equity securities of foreign issuers having total market capitalization of less than $2 billion at initial purchase across a wide range of geographic, economic and industry sectors. Countries are selected on the basis of a mix of factors that include long-term economic growth prospects, anticipated inflation levels, and the effect of applicable government policies on local business conditions.

- The Fund's portfolio is managed using a "bottom-up" approach, which focuses on prospects for long-term earnings growth. Company selection for this segment of the Fund is generally based on an analysis of a wide range of financial indicators (such as growth, earnings, cash, book and enterprise value), as well as factors such as market position, competitive advantage and management strength. Country and sector allocation decisions for this segment are driven by the company selection process.

- The Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in the equity securities (including common stock, preferred stock and securities convertible into common stock) of foreign issuers having total market capitalization of less than $2 billion at the time of initial purchase.

- To enhance potential return, the Fund may invest in countries with new or comparatively undeveloped economies. The Fund may also purchase stock in companies engaged in initial public offerings.

- The Fund might also engage in foreign currency exchange transactions and forward foreign currency contracts to control its exposure to certain risks.

- The Fund is managed by a team that focuses on both value and growth factors. Some of the Fund's investments may produce income (such as dividends), although it is expected that any income realized would be incidental.

- The Fund seeks to achieve its principal objective of long-term capital growth by investing primarily in the equity securities of companies throughout the world. The Fund invests in a variety of economic sectors, industry segments and individual securities to reduce the effects of price volatility in any one area, and normally invests its assets in at least three different countries (including the United States). Countries are selected on the basis of a mix of factors that include long-term economic growth prospects, anticipated inflation levels, and the effect of applicable government policies on local business conditions. The Fund is managed using an approach which focuses on financial ratios such as price/earnings, price/book value, price/cash flow, dividend yield and price/replacement cost. Securities purchased are believed to be attractively valued on one or more of these measures relative to a broad universe of comparable securities.

- The Fund invests at least 65% of its assets in the equity securities (including common stock, preferred stock and securities convertible into common stock) of companies in at least three different countries, including the United States.

- The Fund might engage in foreign currency exchange transactions and forward foreign currency contracts to control its exposure to certain risks.

- The Fund's management team uses an investment approach that focuses on analyzing a company's financial statements and taking advantage of overvalued or undervalued markets. The Fund is expected to have some emerging markets exposure in an attempt to achieve higher returns over the long term.

- Under normal conditions, the Fund invests at least 80% of its net assets in foreign securities and at least 65% of its total assets in issuers of at least three foreign countries. The Fund generally limits its holdings so that no more than 75% of its total assets are invested in issuers of a single foreign country.

- The Fund invests primarily in common stocks of foreign companies that WRIMCO believes have the potential for long-term growth represented by economic expansion within a country or region, as well as by the privatization and/or restructuring of particular industries.

- The Fund emphasizes growth stocks, which are securities of companies whose earnings WRIMCO believes are likely to grow faster than the economy. The Fund primarily invests in issuers of developed countries, and the Fund may invest in companies of any size.

- WRIMCO may look at a number of factors in selecting securities for the Fund's portfolio. These include the issuer's: growth potential, earnings potential, management and industry position. These also include the strength of the industry and the applicable economic, market and political conditions of the country in which the company is located.

- Generally, in determining whether to sell a security, WRIMCO uses the same type of analysis that it uses in buying securities of that type. For example, WRIMCO may sell a security if its believes the security has ceased to offer significant growth potential, if it believes the management of the company has weakened, and/or if it believes there exists political or economic instability in the issuer's country. WRIMCO may also sell a security to take advantage of more attractive investment opportunities or to raise cash.

- The Fund may also invest, to a lesser extent, in preferred stocks and debt securities. The debt securities may be of any maturity and will typically be investment grade. There is no guarantee, however, that the Fund will achieve its goals.

For more information concerning investment policies and restrictions, see each Fund's Statement of Additional Information.

5.  WHAT CLASS OF W&R FUND SHARES WILL I RECEIVE IF THE ACQUISITION RELATING TO MY ACQUIRED FUND OCCURS?

If you own Class A shares of the Small Companies Fund or Global Fund, you will receive Class A shares of the W&R Fund. The initial sales charge will not apply to Class A shares you receive in connection with the Acquisitions. An initial sales charge will apply to any purchases of Class A shares of the W&R Fund you make after consummation of the Acquisitions. If you purchased $500,000 or more of Class A shares of an Acquired Fund within one year prior to the consummation of the Acquisitions and did not pay a front-end sales charge, the Class A shares you acquire in the Acquisitions will be subject to a 1% CDSC if you sell the shares within two years after the end of the month in which you purchased your Acquired Fund Class A shares.

If you own Class B shares of the Small Companies Fund or Global Fund, you will receive Class B shares of the W&R Fund. The CDSC applicable to your Acquired Fund Class B shares will apply to your redemption of Class B shares you receive in the Acquisitions.

If you own Class C shares of the Small Companies Fund or Global Fund, you will receive Class C shares of the W&R Fund. The CDSC applicable to your Acquired Fund Class C shares will apply to your redemption of Class C shares you receive in the Acquisitions.

If you own Advisor Class shares of the Small Companies Fund or Global Fund, you will receive Class Y shares of the W&R Fund. The Class Y shares you receive will be subject to an annual 12b-1 fee of 0.25%, unlike your Advisor Class shares.

For more information on the characteristics of the W&R Fund shares you will receive in comparison to the Acquired Fund shares you currently own, please see the section "Information About the Acquisitions - Shares You Will Receive" in the Proposal section of this Prospectus/Proxy and Appendix D.

6.  WHAT ARE THE FEDERAL INCOME TAX CONSEQUENCES OF THE ACQUISITIONS?

The Acquisitions are expected to be tax-free to you for federal income tax purposes. This means that neither you nor your Acquired Fund is expected to recognize a gain or loss as a result of the Acquisitions.

Immediately prior to the Acquisitions, each Acquired Fund will declare and pay a distribution of all net investment company taxable income, if any, and net realized capital gains (after reduction by any available capital loss carryforwards), if any, to its shareholders.

The cost basis and holding period of your Acquired Fund shares are expected to carry over to your new shares in the W&R Fund.

PROPOSAL
ACQUISITION OF EACH OF
THE IVY INTERNATIONAL SMALL COMPANIES FUND AND
IVY GLOBAL FUND
BY THE
W&R INTERNATIONAL GROWTH FUND

THE PROPOSAL

 Shareholders of the Small Companies Fund and the Global Fund are being asked to approve the Agreement and Plan of Reorganization dated [__________], 2003, among Ivy Fund on behalf of the Small Companies Fund and the Global Fund and W&R Funds on behalf of the W&R Fund. A form of the Agreement and Plan of Reorganization is attached as Appendix A to this Prospectus/Proxy. By approving the Agreement and Plan of Reorganization, you are also approving the Acquisition of your Acquired Fund by the W&R Fund under the Agreement and Plan of Reorganization.

PRINCIPAL INVESTMENT RISKS

All of the principal risks applicable to the Funds are described in the table below. As previously noted, the W&R Fund has an investment goal, policies and strategies that are similar to the Acquired Funds. Accordingly, an investment in the W&R Fund involves risks that are similar to those to which an investment in either of the Acquired Funds is subject.

PRINCIPAL RISKS	FUNDS SUBJECT TO RISK
MANAGEMENT RISK -- Securities selected for the Fund may not perform as well as the securities held by other mutual funds with investment objectives that are similar to those of the Fund.	Small Companies Fund Global Fund W&R Fund

MARKET RISK -- Market risk is the possibility of a change in the price of a security. The prices of common stocks and other equity securities generally fluctuate more than those of other investments. A Fund may lose a substantial part, or even all, of its investment in a company's stock. Growth stocks may experience greater price volatility than value stocks. Because of market risk, the share price of the Fund will likely change as well.

Small Companies Fund Global Fund W&R Fund

FOREIGN SECURITY RISK -- Investing in foreign securities involves a number of economic, financial, and political considerations that are not associated with the U.S. markets and that could affect the Fund's performance unfavorably, depending on the prevailing conditions at any given time. Among these potential risks are greater price volatility; comparatively weak supervision and regulations of security exchanges, brokers, and issuers; higher brokerage costs; fluctuations in foreign currency exchange rates and related conversion costs; adverse tax consequences; and settlement delays.

Small Companies Fund Global Fund W&R Fund

EMERGING-MARKET RISK -- The risk of investing in foreign securities are more acute in countries with developing economies. Securities in emerging-markets are even less liquid and more volatile than those in more developed foreign countries. Additional risks include: unusually long settlement delays, less stable governments that are susceptible to sudden adverse actions (such as nationalization of businesses; restrictions on foreign ownership or prohibitions against repatriation of assets); abrupt changes in exchange rate regime or monetary policy; unusually large currency fluctuations and currency conversion costs; and high national debt levels (which may impede an issuer's payment of principal and/or interest on external debt).

Small Companies Fund Global Fund

MEDIUM SIZED COMPANY RISK -- Market risk for medium sized companies may be greater than that for large companies. Medium sized companies are more likely to have limited financial resources and inexperienced management. As well, stocks of medium sized companies may experience volatile trading and price fluctuations.

W&R Fund

SMALL COMPANY RISK -- Securities of smaller companies may be subject to more abrupt or erratic market movements than the securities of larger, more established companies, since smaller companies tend to be more thinly traded and because they are subject to greater business risk. Transaction costs of smaller-company stocks may also be higher than those of larger companies..

Small Companies Fund W&R Fund

DERIVATIVES RISK -- The Fund may, but is not required to, use a range of derivative investment techniques to hedge various market risks (such as interest rates, currency exchange rates, and broad or specific equity or fixed-income market movements or to enhance potential gain. The use of these derivative investment techniques involves a number of risks, including the possibility of default by the counterparty to the transaction and, to the extent the judgement of the Fund's manager as to the certain market movements is incorrect, the risk of losses that are greater than if the derivative technique(s) had not been used.

Small Companies Fund Global Fund

IPO RISK -- Securities issued through an initial public offering (IPO) can experience an immediate drop in value if the demand for the securities does not continue to support the offering price. Information about the issuers of IPO securities is also difficult to acquire since they are new to the market and may not have lengthy operating histories. The Fund may engage in short term trading in connection with its IPO investment, which could produce higher trading costs and adverse tax consequences. The number of securities issued in an IPO is also limited, so it is likely that IPO securities will represent a smaller component of the Fund's portfolio as the Fund's assets increase (and thus have a more limited effect on the Fund's performance).

Small Companies Fund

INFORMATION ABOUT THE ACQUISITIONS

General

Although the Ivy Fund Board of Trustees is proposing that the W&R Fund acquire each of the Acquired Funds, each proposed Acquisition is not conditioned upon the approval of the other proposed Acquisition. Accordingly, in the event that the shareholders of the one Acquired Fund approve the Acquisition but the shareholders of the other Acquired Fund do not, it is expected that the approved Acquisition will, subject to the terms of the Agreement and Plan of Reorganization, take place as described below.

Shareholders who object to the Acquisition of their Acquired Fund by the W&R Fund will not be entitled under Massachusetts law or Ivy Fund's Declaration of Trust to demand payment for, or an appraisal of, their shares. However, shareholders should be aware that the Acquisitions as proposed are not expected to result in recognition of gain or loss to shareholders for federal income tax purposes and that, if the Acquisitions are consummated, shareholders will be free to redeem the shares of the W&R Fund which they receive in the transactions at their current net asset value, less any applicable CDSC. In addition, you may redeem your Acquired Fund shares at any time prior to the consummation of the Acquisitions.

Shares You Will Receive

If one or both of the proposed Acquisitions occur, the shares you receive in exchange for your Acquired Fund shares will have the following characteristics:

The shares you receive in exchange for your Acquired Fund shares will have an aggregate net asset value equal to the aggregate net asset value of your Acquired Fund shares as of the business day before the closing of the Acquisitions.

The procedures for purchasing and redeeming your shares will be similar after the Acquisitions as they are currently. See the prospectus of the W&R Fund and Appendix D for additional information.

The shares acquired in the Acquisitions may be exchanged (except as set forth below in the discussion of Class Y shares) for shares of the same class of any other fund in the Ivy Funds or the W&R Funds, Inc. without the payment of an additional sales charge or CDSC.

You will have voting rights similar to those you currently have, but as a shareholder of the W&R Fund and the W&R Funds.

If the Acquisition of your Acquired Fund occurs and you own Class A shares of your Acquired Fund, you will receive Class A shares of the W&R Fund. Please see Appendix D for more information regarding Class A shares of the W&R Fund and the differences between such shares and Class A shares of your Acquired Fund. As compared to the Acquired Fund Class A shares you currently own, the Class A shares you receive in exchange for such shares will have the following characteristics:

Similar to your Acquired Fund Class A shares, Class A shares of the W&R Fund are subject to a maximum initial sales charge of 5.75%; however, Class A shares you receive in exchange for your Acquired Fund Class A shares will not be subject to an initial sales charge.

The following table compares the initial sales charge based on size of purchase for each of Class A shares of the Acquired Funds and Class A shares of the W&R Fund:

Acquired Funds		W&R Fund
Size of Purchase	Sales Charge as Percent of Public Offering Price	Size of Purchase	Sales Charge as Percent of Public Offering Price
Less than $50,000	5.75%	Under $100,000	5.75%
$50,000 but less than $100,000	5.25%	$100,000 to less than $200,000	4.75%
$100,000 but less than $250,000	4.50%	$200,000 to less than $300,000	3.50%
$250,000 but less than $500,000	3.00%	$300,000 to less than $500,000	2.50%
$500,000 and over	0.00%	$500,000 to less than $1,000,000	1.50%
		$1,000,000 to less than $2,000,000	1.00%
		$2,000,000 and over	0.00%
    If you purchased $500,000 or more of Class A shares of either of the Acquired Funds within one year prior to the consummation of the Acquisitions and did not pay a front-end sales charge, the Class A shares of the W&R Fund you acquire in the Acquisitions will be subject to a CDSC of 1.00% if you sell the shares within two years after the end of the month in which you purchased your Acquired Fund Class A shares. Class A share purchases of $2 million or more made after consummation of the Acquisitions will be subject to a 1.00% CDSC if they are redeemed within one year of purchase.
    Class A shares of the W&R Fund are subject to the same distribution and service fees as your Acquired Fund Class A shares.

If the Acquisition of your Acquired Fund occurs and you own Class B shares of your Acquired Fund, you will receive Class B shares of the W&R Fund. Please see Appendix D for more information regarding Class B shares of the W&R Fund and the differences between such shares and Class B shares of your Acquired Fund. As compared to the Acquired Fund Class B shares you currently own, the Class B shares you receive in exchange for such shares will have the following characteristics:

    Class B shares are subject to a CDSC, but for purposes of determining the CDSC applicable to any redemption of Class B shares you acquire in the Acquisitions, the new shares will continue to age from the date you purchased your Acquired Fund Class B shares.
    Class B shares of W&R Fund are subject to the same distribution and service fees as your Acquired Fund Class B shares.

If the Acquisition of your Acquired Fund occurs and you own Class C shares of your Acquired Fund, you will receive Class C shares of the W&R Fund. Please see Appendix D for more information regarding Class C shares of the W&R Fund and the differences between such shares and Class C shares of your Acquired Fund. As compared to the Acquired Fund Class C shares you currently own, the Class C shares you receive in exchange for such shares will have the following characteristics:

    Class C shares of the W&R Fund are subject to the same distribution and service fees as your Acquired Fund Class C shares, and, similar to your Acquired Fund Class C shares, are subject to a CDSC of 1.00% for one year after purchase.

No Class I shares of the Acquired Funds are outstanding as of the date of this Prospectus/Proxy, and Class I shares of the Acquired Funds are not currently available for sale. Therefore, the Acquisition will not involve the transfer of any Class I shares of the Acquired Funds.

If the Acquisition of your Acquired Fund occurs and you own Advisor Class shares of your Acquired Fund, you will receive Class Y shares of the W&R Fund. Please see Appendix D for more information regarding Class Y shares of the W&R Fund and the differences between such shares and Advisor Class shares of your Acquired Fund. As compared to the Acquired Fund Advisor Class shares you currently own, the Class Y shares you receive in exchange for such shares will have the following characteristics:

    Unlike your Acquired Fund Advisor Class shares, Class Y shares are subject to a distribution and service fee of 0.25%.
    You may sell your Class Y shares acquired in the Acquisitions and buy Class Y shares of any other fund in the W&R Group Funds or Waddell & Reed InvestEd Portfolios, Inc. (or Class A shares of the W&R Money Market Fund).

Information concerning capitalization of each of the Funds is contained in Appendix C.

Reasons for the Acquisitions

On December 16, 2002, Waddell & Reed Financial, Inc. completed its acquisition of the entire operation of Mackenzie Investment Management Inc. The Adviser and Ivy Mackenzie Distributors, Inc. became indirect subsidiaries of Waddell & Reed Financial, Inc. at that time. Ivy Fund and the W&R Funds are two of five mutual fund families constituting the funds in the Waddell & Reed complex. Management compared product offerings within Ivy Fund and the W&R Family of Funds, and the Adviser has proposed a number of acquisitions and one liquidation involving these mutual funds in addition to the Acquisitions described in this Prospectus/Proxy.

At a meeting held on January 21, 2003, the Board of Trustees of Ivy Fund, including all Trustees who are not "interested persons" of Ivy Fund, determined that each Acquisition would be in the best interests of the relevant Acquired Fund's shareholders and that the interests of existing shareholders in each Acquired Fund would not be diluted as a result of the Acquisition relating to that Acquired Fund. The Directors of W&R Funds, including all Directors who are not "interested persons" of W&R Funds, have determined that each Acquisition would be in the best interests of the W&R Fund's shareholders and that the interests of existing shareholders in the W&R Fund would not be diluted as a result of either Acquisition. The Board of Trustees of Ivy Fund has unanimously approved each Acquisition and recommends that you vote in favor of the Acquisition relating to your Fund by approving the Agreement and Plan of Reorganization for that Acquisition, a form of which is attached as Appendix A to this Prospectus/Proxy.

In proposing each Acquisition, the Adviser presented to the Ivy Fund Board of Trustees, at meetings held on December 17, 2002 and January 21, 2003, the following reasons for each Acquired Fund to enter into the Acquisition:

  The Global Fund and the W&R Fund have the same portfolio manager and share similar investment goals and investment strategies.
  The International Small Companies Fund and the W&R Fund share similar investment goals and investment strategies.
  Shareholders of each Acquired Fund will move into a fund with better long-term and short-term performance records, which the Adviser believes it will be able to leverage into significant growth.
  Shareholders of each Acquired Fund will become shareholders in a larger, more diversified group of mutual funds, and after the Acquisition, shareholders will have the right to exchange among all Ivy Funds and W&R Funds.
  Based on estimated expense ratios calculated using each Fund's net assets and numbers of shareholders as of December 31, 2002, shareholders of each Acquired Fund are expected to experience the same or lower net expenses, except Class B and Class C shareholders of the International Small Companies Fund may experience similar or slightly higher net expenses.
  The Acquisition is intended to create a larger fund, and this will permit fixed costs to be spread over a larger asset base.
  Each Acquisition is intended to permit the Acquired Fund's shareholders to exchange their investment for an investment in the W&R Fund without recognizing gain or loss for federal income tax purposes. By contrast, if an Acquired Fund shareholder were to redeem his or her shares to invest in another fund, such as the W&R Fund, the transaction would be a taxable event for such shareholder. Similarly, if either Acquired Fund were liquidated or reorganized in a taxable transaction, the transaction would be a taxable event for that Acquired Fund's shareholders. After each Acquisition, shareholders may redeem any or all of their W&R Fund shares at net asset value (subject to any applicable CDSC, as with a redemption of their Acquired Fund shares) at any time, at which point they would recognize a taxable gain or loss.

The Board of Trustees considered the relative Fund performance results set forth below under "Performance Information." No assurance can be given that the W&R Fund will achieve any particular level of performance after the Acquisitions. In reviewing the Acquisition of the Global Fund, the Trustees considered the change for Global Fund shareholders from a global fund to an international growth fund. In reviewing the Acquisition of the International Small Companies Fund, the Trustees considered the change for International Small Companies Fund shareholders from an international small-cap fund to an international growth fund, not emphasizing stocks of companies of any particular size.

In addition, the Board considered that shareholders of each Acquired Fund who do not want to become shareholders of the W&R Fund, whether because they wish to realize an unrealized loss on their shares or otherwise, could redeem their shares in that Acquired Fund prior to the Acquisition. The Board also considered the fact that, unlike the Advisor Class shares of each Acquired Fund, the Class Y shares of the W&R Fund bear a 0.25% annual 12b-1 fee.

If shareholders of either Acquired Fund do not approve the transaction relating to their Fund, the Trustees of the Ivy Fund will consider what alternatives may then be available.

Terms of the Agreement and Plan of Reorganization

If approved by the shareholders of each Acquired Fund, the Acquisitions are expected to occur on or around June ____, 2003. A form of the Agreement and Plan of Reorganization is attached as Appendix A to this Prospectus/Proxy for your review. The following is a brief summary of the principal terms of the Agreement and Plan of Reorganization:

    Each Acquired Fund will transfer all of the assets and liabilities attributable to each class of its shares to the W&R Fund in exchange for shares of a similar class of the W&R Fund* with an aggregate net asset value equal to the net value of the transferred assets and liabilities.
    The Acquisitions will occur on the next business day after the time (currently scheduled to be 4:00 p.m. Eastern Time on June ___, 2003, or such other date and time as the parties may determine) when the assets of each Fund are valued for purposes of the Acquisition.
    The shares of each class of the W&R Fund received by each Acquired Fund will be distributed to each Acquired Fund's respective shareholders of the corresponding class pro rata in accordance with their percentage ownership of such class of such Acquired Fund in full liquidation of such Acquired Fund.
    After the Acquisitions, each Acquired Fund will be terminated, and its affairs will be wound up in an orderly fashion.
    Each Acquisition requires approval by the respective Acquired Fund's shareholders and satisfaction of a number of other conditions; each Acquisition may be terminated at any time with the approval of both of the Board of Trustees of the Ivy Fund and the Board of Directors of W&R Funds or, under certain conditions, by either the Ivy Fund or the W&R Funds.

----------------

*Class A shareholders of the Acquired Funds will receive Class A shares of the W&R Fund, Class B shareholders of the Acquired Funds will receive Class B shares of the W&R Fund, Class C shareholders of the Acquired Funds will receive Class C shares of the W&R Fund, and Advisor Class shareholders of the Acquired Funds will receive Class Y shares of the W&R Fund, in each case as discussed under the section "Information About the Acquisitions-Shares You Will Receive" in the Proposal section of this Prospectus/Proxy. As there are no Class I shares of the Acquired Funds outstanding and Class I shares are not available for sale, no transfer of Class I shares of the Acquired Funds will be required.

Federal Income Tax Consequences

Each Acquisition is intended to be a tax-free reorganization. Bell, Boyd & Lloyd LLC has delivered to each Acquired Fund and the W&R Fund an opinion, and the closing of each Acquisition will be conditioned on receipt of a letter from Bell, Boyd & Lloyd LLC confirming such opinion, to the effect that, on the basis of existing law under specified sections of the Internal Revenue Code of 1986, as amended (the "Code"), although not entirely free from doubt, for federal income tax purposes:

    under Section 361 or Section 354 of the Code, respectively, no gain or loss will be recognized by the relevant Acquired Fund or the shareholders of such Acquired Fund as a result of either Acquisition;
    under Section 358 of the Code, the tax basis of the W&R Fund shares you receive will be the same, in the aggregate, as the aggregate tax basis of your Small Companies Fund or Global Fund shares exchanged therefor, as applicable;
    under Section 1223(1) of the Code, your holding period for the W&R Fund shares you receive will include the holding period for your Small Companies Fund or Global Fund shares exchanged therefor, as applicable, if you hold your shares as a capital asset;
    under Section 1032 of the Code, no gain or loss will be recognized by the W&R Fund as a result of the relevant Acquisition;
    under Section 362(b) of the Code, the W&R Fund's tax basis in the assets that the W&R Fund receives from the relevant Acquired Fund will be the same as such Acquired Fund's basis in such assets; and
    under Section 1223(2) of the Code, the W&R Fund's holding period in such assets will include the relevant Acquired Fund's holding period in such assets.

Each opinion is, and each confirmation letter will be, based on certain factual certifications made by officers of the Ivy Fund and the W&R Funds. No opinion or confirmation letter is a guarantee that the tax consequences of the relevant Acquisition will be as described above.

Prior to the closing of each Acquisition, the relevant Acquired Fund will distribute to its shareholders all of its respective net investment company taxable income, if any, and net realized capital gains (after reduction by any available capital loss carryforwards), if any, that have not previously been distributed to shareholders. Such distributions will be taxable to shareholders.

A substantial portion of the portfolio assets of each Acquired Fund may be sold in connection with the relevant Acquisition. The actual tax impact of such sales will depend on the difference between the price at which such portfolio assets are sold and the relevant Acquired Fund's basis in such assets. Any net capital gains recognized in these sales not offset by capital loss carryforwards will be distributed to the relevant Acquired Fund's shareholders as capital gain dividends (to the extent of net realized long-term capital gains) and/or ordinary dividends (to the extent of net realized short-term capital gains) during or with respect to the year of sale, and such distributions will be taxable to shareholders.

This description of the federal income tax consequences of the Acquisitions does not take into account your particular facts and circumstances. Consult your own tax adviser about the effect of state, local, foreign, and other tax laws.

Performance Information

The charts below show the percentage gain or loss for Class A shares of the Small Companies Fund since it commenced operations and the Global Fund for each of the last ten calendar years. The charts should give you a general idea of how each Acquired Fund's returns have varied from year to year. Any applicable sales charges and account fees are not reflected, and if they were, the returns shown above would be lower. The returns for each Fund's other classes of shares during these periods were different from those of Class A because of variations in their respective expense structures. The calculations of total return assume the reinvestment of all dividends and capital gain distributions on the reinvestment date. Past performance is not an indication of future results. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower.

Additional discussion of the manner of calculation of total return is contained in each Acquired Fund's Prospectus and Statement of Additional Information.

SMALL COMPANIES FUND
ANNUAL TOTAL RETURNS FOR CLASS A SHARES
FOR THE YEARS ENDING DECEMBER 31

For period shown in bar chart: Best quarter: 4th quarter 1999, +26.58% Worst quarter: 3rd quarter 2002, -23.32%

GLOBAL FUND
ANNUAL TOTAL RETURNS FOR CLASS A SHARES
FOR THE YEARS ENDING DECEMBER 31

For period shown in bar chart: Best quarter: 4th quarter 1998, +24.15% Worst quarter: 3rd quarter 1998, -20.47%

The following tables list the average annual total returns for Class A, Class B, Class C, Class I and Advisor Class Shares of the Small Companies Fund for the one-year, five-year, and since inception periods ended December 31, 2002 (including applicable sales charges) and the average annual total returns for Class A, Class B, Class C and Advisor Class Shares of the Global Fund for the one-year, five-year, ten-year and since inception periods ended December 31, 2002 (including applicable sales charges). These tables are intended to provide you with some indication of the risks of investing in the Acquired Funds. At the bottom of each table, you can compare each Acquired Fund's performance with a broad-based market index.

After-tax returns are presented for Class A shares and after-tax returns for other classes may vary. After-tax returns are intended to show the impact federal income taxes have on investments in the relevant Acquired Fund. Each Acquired Fund's return after taxes on distribution calculation shows the effect of taxable distributions, but assume that you hold the fund shares at the end of the period, thus not having any taxable gain or loss on your investment in shares of the Fund. Each Acquired Fund's return after taxes on distribution and sale of Fund shares calculation shows the effect of both a distribution and any taxable gain or loss that would be realized if you purchased Fund shares at the beginning of a period and sold them at the end of the period.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation, and may differ from those shown. After-tax returns are relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts, or to shares held by non-taxable entities.

SMALL COMPANIES FUND

	Class A(1)	Class B(1)	Class C(1)	Class I(2)	Advisor Class(3)	SSB EMI World Ex-US Index(1)*
1 Year
Return Before Taxes	-29.51%	-29.46%	-26.37%	N/A	-24.91%
Return After Taxes on Distributions
Return After Taxes on Distributions and Sale of Fund Shares
5 Years
Return Before Taxes	-6.93%	-6.88%	-6.45%	N/A	N/A
Return After Taxes on Distribution
Return After Taxes on Distributions and Sale of Fund Shares
Since Inception
Return Before Taxes	-7.88%	-7.81%	-7.60%	N/A	-11.85%
Return After Taxes on Distribution
Return After Taxes on Distributions and Sale of Fund Shares

*The SSB EMI World Ex-US Index is an unmanaged index of stocks which assumes reinvestment of dividends and, unlike Fund returns, does not reflect any fees or expenses.

_________________

(1) The inception date for the Small Companies Fund's Class A, Class B, and Class C shares was January 1, 1997. Index performance is calculated from December 31, 1996.

(2) The Fund has no outstanding Class I shares.

(3) The inception date for the Small Companies Fund's Advisor Class shares was July 1, 1999.

GLOBAL FUND

	Class A(1)	Class B(1)	Class C(1)	Advisor Class(3)	MSCI World Index(1)*
1 Year
Return Before Taxes	-25.01%	-26.14%	-23.51%	-21.36%
Return After Taxes on Distributions
Return After Taxes on Distributions and Sale of Fund Shares
5 Years
Return Before Taxes	-6.19%	-6.54%	-6.45%	N/A
Return After Taxes on Distribution
Return After Taxes on Distributions and Sale of Fund Shares
10 Years
Return Before Taxes	0.66%	N/A	N/A	N/A
Return After Taxes on Distribution
Return After Taxes on Distributions and Sale of Fund Shares
Since Inception
Return Before Taxes	1.41%	-2.09%	-5.89%	-9.29%
Return After Taxes on Distribution
Return After Taxes on Distributions and Sale of Fund Shares

*The MSCI World Index is an unmanaged index of stocks which assumes reinvestment of dividends and, unlike Fund returns, does not reflect any fees or expenses.

_________________

(1) The inception date for the Global Fund's Class A shares was April 18, 1991. Index performance is calculated from April 30, 1991.

(2) The inception date for the Global Fund's Class B shares was April 1, 1994.

(3) The inception date for the Global Fund's Class C shares was April 30, 1996.

(4) The inception date for the Global Fund's Advisor Class shares was April 30, 1998.

The bar chart below presents the average annual total returns for Class C shares of the W&R Fund and shows how performance has varied from year to year. The bar chart does not reflect any deferred sales charge that you may be required to pay upon redemption of the W&R Fund's Class C shares. If the deferred sales charge were included, the returns would be less than those shown. The calculations of total return assume payment of dividends and other distributions in shares. As with all mutual funds, the W&R Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

Additional discussion of the manner of calculation of total return is contained in the W&R Fund's Prospectus and Statement of Additional Information.

W&R FUND
ANNUAL TOTAL RETURNS FOR CLASS C SHARES
FOR THE YEARS ENDING DECEMBER 31 (1)

In the period shown in the chart, the highest quarterly return was 67.07% (the fourth quarter of 1999) and the lowest quarterly return was - 18.66% (the 3rd quarter of 2002).

(1) The returns shown are based on the performance of the Fund's prior Class B shares. On March 24, 2000, that Class B was combined with and redesignated as Class C, which had commenced operation on October 4, 1999.

The following table compares the W&R Fund's average annual returns to that of a broad-based securities market index that is unmanaged, and to a Lipper average that is a composite of mutual funds with goals similar to that of the W&R Fund. The Fund's returns include the maximum sales charge for Class A shares (5.75%) and the applicable CDSC for Class B and Class C shares, treat dividend and capital gain distributions as reinvested and assume you sold your shares at the end of each period (unless otherwise noted).

The table also shows average annual returns, for Class C shares, on a before-tax and after-tax basis. Return Before Taxes shows the actual change in the value of the Fund shares over the periods shown, but does not reflect the impact of taxes on Fund distributions or the sale of Fund shares. The two after-tax returns take into account taxes that may be associated with owning Fund shares. Return After Taxes on Distributions is a Fund's actual performance, adjusted by the effect of taxes on distributions made by the Fund during the period shown. Return After Taxes on Distributions and the Sale of Fund Shares is further adjusted to reflect the tax impact on any change in the value of Fund shares as if they had been sold on the last day of the period.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts, or to shares held by non-taxable entities. After-tax returns are shown only for Class C shares. After-tax returns for other Classes may vary.

Average Annual Total Returns as of December 31, 2002(%)	1 Year	5 Years (or Life of Class)	10 Years (or Life of Class)
Class C
Before Taxes(1)	-19.88%	1.82%	5.53%
After Taxes on Distributions(1)	-19.88%	-0.94%	3.31%
After Taxes on Distributions and Sale of Fund Shares(1)	-12.21%(2)	2.21%(2)	4.68%
Class Y (began on 12-29-1995)
Before Taxes	-18.85%	2.89%	7.28%
Class A (began on 7-03-2000)
Before Taxes	-23.90%	-26.98%
Class B (began on 7-10-2000)
Before Taxes	-23.33%	-27.07%
Indexes
Morgan Stanley Capital International E.A.FE. Index(3)	-15.94%	-2.89%	-20.51%
Lipper International Funds Universe Average(4)	-16.67%	-2.63%	4.76%

  The returns shown for Class C shares are based on the performance of the Fund's prior Class B shares. On March 24, 2000, that Class B was combined with and redesignated as Class C, which had commenced operations on October 4, 1999. The prior Class B's performance has been adjusted to reflect the current CDSC structure applicable to Class C. Accordingly, these returns reflect no CDSC since it only applies to Class C shares held for twelve months or less.
  After-tax returns may be better than Before Tax returns due to an assumed tax benefit from losses on a sale of the Fund's shares at the end of the period.
  Reflects no deduction for fees, expenses or taxes.
  Lipper Average is net of fees and expenses.

Information About the Rights of Shareholders

W&R Funds is organized as a Maryland corporation, and Ivy Fund is organized as a Massachusetts business trust. The following is a summary of the major differences between the right of shareholders of the Acquired Funds and the rights of shareholders of the W&R Fund.

Shareholder Voting --Generally

Under Maryland law, the W&R Articles and the W&R Bylaws, shareholder voting power is generally limited to electing directors, approving investment management or sub-investment management agreements, ratifying the selection of independent public accountants, approving plans of distribution adopted pursuant to Rule 12b-1, approving amendments to W&R Funds' charter and authorizing extraordinary corporate action. The W&R Articles provide that capital stock of W&R Funds that is issued, outstanding and entitled to vote shall be voted in the aggregate, and not by series or class, except when otherwise required by law or if the W&R Fund Board of Directors has determined that only one or more particular series or classes are affected by the matter under consideration, in which case only the affected series or classes vote. Maryland law provides that a corporation's charter may require a lesser proportion of votes of shareholders on matters than otherwise required by Maryland law, but not less than a majority. Under the W&R Articles and the W&R Bylaws, any corporate action to be taken by a shareholder vote is authorized by a majority of votes validly cast on the matter, subject to applicable laws, regulations, or rules or orders of the SEC.

Under the Ivy Declaration of Trust, shareholders have the power to vote (i) for the election of Trustees, (ii) with respect to amendment of the relevant Acquired Declaration of Trust, (iii) to the same extent as the shareholders of a Massachusetts business corporation as to whether or not court action, proceeding or claim should or should not be brought or maintained derivatively or as a class action on behalf of Ivy Fund or its shareholders, (iv) with respect to the termination of Ivy Fund or any series or class, (v) to remove Trustees from office in certain circumstances, (vi) with respect to a contract for advisory and/or management services, and (vii) with respect to such additional matters relating to Ivy Fund as may be required by the Ivy Declaration of Trust, the Ivy Bylaws or any registration with the SEC or any state, or as the Trustees may consider necessary or desirable. The Ivy Declaration of Trust states that on all matters submitted to a shareholder vote, all shares of Ivy Fund entitled to vote are to be voted by individual series or class except (i) as otherwise required by the 1940 Act to be voted in the aggregate or (ii) when the Trustees determine that the matter affects only the interests of one or more series or classes.

Shareholder Meetings

The W&R Bylaws permit a special meeting of the shareholders to be called by for any purpose by a majority of the Board of Directors, the Chairman of the Board or the President or vice president. In addition, the W&R Bylaws allow the Secretary to call a special meeting at the request of the holders of 10% of the outstanding shares entitled to vote at such meeting if certain conditions are met. The Ivy Declaration of Trust allows for shareholder meetings to be called by the Trustees. Under certain circumstances, shareholders of at least 10% of the outstanding shares Ivy Fund may call a meeting of shareholders. The Ivy Declaration of Trust also allows shareholders to act without a meeting upon the written consent of shareholders holding a majority of the shares entitled to vote on the matter (or a larger proportion if required for a vote on such matter by the Ivy Declaration of Trust).

Quorums

The W&R Bylaws provide that one-third of the shares entitled to vote constitutes a quorum at shareholder meetings. The Ivy Declaration of Trust provides that a majority of the shares entitled to vote constitutes a quorum at shareholder meetings.

Removal of Trustees and Directors

Pursuant to Maryland law and the W&R Bylaws, any Director may be removed with or without cause at any meeting of shareholders duly called at which a quorum is present by the affirmative vote of a majority of the votes represented at the meeting. The Ivy Declaration of Trust provides that a Trustee may be removed by a vote of holders of two-thirds of the outstanding shares at any meeting of shareholders.

Indemnification of Trustees, Directors and Officers

Pursuant to the W&R Bylaws, W&R Funds shall indemnify current and former directors, officers, employees and agents of the Funds, to the extent permitted by applicable law, against all expenses (including attorneys' fees), judgments, fines, and amounts paid in settlement incurred in connection with or resulting from any threatened, pending or completed claim, action, suit or proceeding, whether criminal, civil administrative or investigative, in which they may become involved as a party by reason of being or having been a director, officer, employee or agent. Under Maryland law, a corporation may indemnify any director against liabilities for acts incurred by reason of service as a director unless it is established that (i) that act or omission was material to the matter giving rise to the proceeding and (a) was committed in bad faith or (b) was the result of active and deliberate dishonesty, (ii) the director actually received an improper personal benefit of (iii) in the case of a criminal proceeding, the director had reasonable cause to believe the act or omission was unlawful. In addition, indemnification may not be made (i) in a proceeding by or in the right of the corporation where the director is found liable to the corporation (a "Corporate Liability") or (ii) in a proceeding charging improper person benefit where the director is found to be liable because such benefit was improperly received, whether or not involving action in the director's official capacity (a "Personal Liability").

Maryland law also provides that indemnification is not payable by a corporation unless a determination has been made that the director has met the standard of conduct noted in the foregoing paragraph. Such determination may be made by (i) a vote of a majority of a quorum of directors consisting of directors not, at the time, parties to the proceedings, or, if such a quorum cannot be obtained, then by a majority vote of a committee of the board (designated by a majority of the board, in which designation directors who are parties may participate) consisting solely of two or more directors not, at the time, parties to such proceedings (ii) special legal counsel selected by the board or a committee as set forth in (i) above, or if the quorum of the full board cannot be obtained and the committee cannot be established, by a majority vote of the full board in which directors who are parties may participate, or (iii) the stockholders. Upon the application of a director, a court may order indemnification if it determines that (i) a director is entitled to reimbursement because such director has been successful, on the merits or otherwise, in the defense of a proceeding in which such director has been determined to have met the applicable standards of conduct or (ii) whether or not the director has met the applicable standards of conduct, the director is entitled to indemnification in view of all the relevant circumstances, provided that the indemnification payment shall be limited to the directors' expenses in cases involving Corporate Liability or Personal Liability. In addition, no indemnification or advance payment is provided to directors or officers who engage in willful misfeasance, bad faith, gross negligence or reckless disregard of duty under the W&R Bylaws.

Similarly, under the Ivy Declaration of Trust, Ivy Fund shall indemnify current and former Trustees and officers against all liabilities and expenses incurred by reason of their service as a Trustee or officer of Ivy Fund. Ivy Fund will not provide indemnification to any person: (i) adjudicated not to have acted in good faith in the reasonable belief that his or her action was in the best interests of Ivy Fund, (ii) adjudicated to be liable because of willful misfeasance, bad faith, gross negligence or reckless disregard of duty, or (iii) in the event of a settlement, unless (a) such settlement is found to be in the best interests of Ivy Fund by a majority of disinterested Trustees acting on the matter (assuming a majority of the disinterested Trustees then in office act on the matter) upon a determination that such person acted in good faith on the reasonable belief that his or her action was in the best interests of Ivy Fund and is not liable to Ivy Fund or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of duty, or (b) a written opinion of independent legal counsel to the effect that such person appears to have acted in good faith in the reasonable belief that his or her action was in the best interests of Ivy Fund and that such indemnification would not protect such person against any liability to Ivy Fund to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of duty. The Ivy Declaration of Trust also provides that expenses may be paid in advance so long as such amounts are repaid to Ivy Fund if it is determined that such payments are not authorized under such Declaration of Trust. Also, the Ivy Declaration of Trust provides that the indemnification rights are not exclusive and do not affect any other rights to which persons seeking indemnification may be entitled.

Personal Liability

Under Maryland law, shareholders have no personal liability for acts or obligations of the corporation. Under Massachusetts law, shareholders of Massachusetts business trust could, under certain circumstances, be held personally liable for the obligations of Ivy Fund. However, the Ivy Declaration of Trust disclaims shareholder liability for acts or obligations of the Acquired Fund and requires that notice of such disclaimer be given in each agreement, undertaking or obligation entered into or executed by Ivy Fund or the Trustees. The Ivy Declaration of Trust provides that any shareholder held to be personally liable solely by reason of his or her being or having been a shareholder of Ivy Fund shall be indemnified out of the property of the series (or attributable class) of which he or she is or was a shareholder for all such loss and expense. Thus, the risk of a shareholder's incurring financial loss from shareholder liability is limited to circumstances in which Ivy Fund would be unable to meet its obligations. The likelihood of such a circumstance is considered remote.

Termination

Under Maryland law, a corporation with stock outstanding may be voluntarily dissolved by the affirmative vote of two-thirds of all the votes entitled to be cast on the matter. A corporation with no outstanding stock may be terminated upon the vote of the majority of the Directors.

By contrast, the Ivy Declaration of Trust provides that Ivy Fund may be terminated at any time by a vote of at least 66 2/3% of the shares entitled to vote, or by the Trustees by written notice to the shareholders. Any series of Ivy Fund may be terminated at any time by vote of at least 66 2/3% of the shares of that series, or by the Trustees by written notice to shareholders of that series.

Amendments

Maryland law generally provides that the charter may be amended by a vote of at least two-thirds of all shareholders. Maryland law provides that a majority of the board of directors may, without a shareholder vote, (1) change the name of the corporation, or (2) change the name or par value of any class or series of the corporation's stock and the aggregate par value of the corporation's stock. The W&R Bylaws may be amended by a majority vote of shareholders or by a majority of the Board of Directors.

The Ivy Declaration of Trust may be amended by a vote of a majority of the shares entitled to vote, although the Trustees may amend the Ivy Declaration of Trust without a shareholder vote for the purpose of changing the name of Ivy Fund or supplying any omission, curing any ambiguity or curing, correcting or supplementing any defective or inconsistent provision. The Ivy Bylaws may be amended by action of a majority of the Trustees.

Rights of Inspection

Under Maryland law, any shareholder of W&R Funds may inspect and copy during usual business hours the W&R Articles and the W&R Bylaws and the minutes, annual reports and voting trust agreement on file at W&R Funds' principal office. Under Maryland law, shareholders owning at least 5% of W&R Funds' shares who have been shareholders of record for at least six months also have the right to inspect the books of account and stock ledger of W&R Funds and request a statement of W&R Funds' affairs. Massachusetts law, the Ivy Declaration of Trust and the Ivy Bylaws do not provide for any inspection rights.

Distributions

Maryland law provides that a distribution may not be made by W&R Funds if, after giving effect to it, (i) W&R Funds would not be able to pay its indebtedness as such indebtedness becomes due in the usual course of business; or (ii) W&R Funds' total assets would be less than the sum of W&R Funds' total liabilities plus the amount that would be needed if W&R Funds were to be dissolved at the time of the distribution to satisfy any preferential rights upon dissolution of stockholders whose preferential rights on dissolution are superior to those receiving the distribution. Massachusetts law, the Ivy Articles and the Ivy Bylaws contain no comparable restrictions.

*    *    *    *

The foregoing is only a summary of certain characteristics of the operations of the Declaration of Trust of the Trust, Articles of Incorporation of the W&R Funds, their respective Bylaws and Maryland and Massachusetts law and is not a complete description of those documents or law. Shareholders should refer to the provisions of such Declaration of Trust, Articles of Incorporation, Bylaws and Maryland and Massachusetts law directly for more complete information.

THE IVY FUND TRUSTEES UNANIMOUSLY RECOMMEND APPROVAL OF THE AGREEMENT AND PLAN OF REORGANIZATION.

Required Vote for the Proposal

Approval of the Agreement and Plan of Reorganization dated as of April 7, 2003, by and between Ivy Fund on behalf of each of the Small Companies Fund and Global Fund, and W&R Funds on behalf of the W&R Fund, will require the affirmative vote of a majority of the outstanding shares of each of the Small Companies Fund and Global Fund, voting separately with respect to the Acquisition of each fund. With respect to the approval of the Agreement and Plan of Reorganization, the term "majority of the outstanding shares" of an Acquired Fund means more than 50% of the outstanding shares of an Acquired Fund. A vote of the shareholders of the W&R Fund is not needed to approve either of the Acquisitions.

GENERAL

VOTING INFORMATION

The Ivy Fund Board of Trustees is soliciting proxies from the shareholders of each of the Small Companies Fund and Global Fund in connection with the Meeting, which has been called to be held at 10:00 a.m. Central Time on June 3, 2003, at the offices of Waddell & Reed Financial, Inc., 6300 Lamar Avenue, Overland Park, Kansas. The meeting notice, this Prospectus/Proxy and proxy inserts are being mailed to shareholders beginning on or about April ___, 2003.

Information About Proxies and the Conduct of the Meeting

Solicitation of Proxies. Proxies will be solicited primarily by mailing this Prospectus/Proxy and its enclosures, but proxies may also be solicited through further mailings, telephone calls, personal interviews or e-mail by officers of Ivy Fund or by employees or agents of its service contractors. In addition, Georgeson Shareholder Communications, Inc. has been engaged to assist in the solicitation of proxies, at an estimated cost of $[___] to [each of] the Acquired Funds, which will be paid by the Acquired Funds and the Adviser as noted below.

Voting Process

You can vote in any one of the following ways:

(a) By mail, by filling out and returning the enclosed proxy card;

(b) By phone or Internet (see enclosed proxy insert for instructions); or

(c) In person at the Meeting.

Shareholders who owned shares on the record date, April 7, 2003, are entitled to vote at the Meeting. For each full share of either Acquired Fund that you hold, you are entitled to one vote, and for each fractional share you hold, you are entitled to a proportionate fractional vote. If you choose to vote by mail and you are an individual account owner, please sign exactly as your name appears on the proxy card. Either owner of a joint account may sign the proxy card, but the signer's name must exactly match the name that appears on the card.

Costs. The W&R Fund will bear the transfer agency costs related to the Acquisitions and the costs of registration of its shares to be issued to shareholders of the Acquired Funds upon the closing of the Acquisitions. All other costs of the Meeting, including the costs of soliciting proxies, and the costs of each Acquired Fund's Acquisition will be borne by that Acquired Fund and the Adviser in the following percentages: Acquired Fund 50% and Adviser 50%. In the event that the shareholders of an Acquired Fund do not approve the Agreement and Plan of Reorganization or an Acquisition does not close for any reason, the Adviser will bear the costs of the failed Acquisition which would otherwise have been borne by the relevant Acquired Fund and the W&R Fund.

Voting and Tabulation of Proxies. Shares represented by duly executed proxies will be voted as instructed on the proxy. If no instructions are given, the proxy will be voted in favor of the Proposal. You can revoke your proxy at any time before it is exercised by sending a signed, written letter of revocation to the Secretary of Ivy Fund, by properly executing and submitting a later-dated proxy or by attending the Meeting and voting in person.

Votes cast in person or by proxy at the Meeting will be counted by persons appointed by each Acquired Fund as proxies for the Meeting (the "Designees"). A quorum is constituted with respect to an Acquired Fund by presence in person or by proxy of the holders of more than 50% of the outstanding shares of such Acquired Fund entitled to vote at the Meeting. In determining whether a quorum is present, abstentions and "broker non-votes" will be treated as shares that are present and entitled to vote. Since these shares will be counted as present, but not as voting in favor of the Proposal, these shares will have the same effect as if they cast votes against the Proposal. "Broker non-votes" are shares held by brokers or nominees as to which (i) the broker or nominee does not have discretionary voting power and (ii) the broker or nominee has not received instructions from the beneficial owner or other person who is entitled to instruct how the shares will be voted.

Adviser and Underwriter. The address of the Acquired Funds' investment adviser is Waddell & Reed Ivy Investment Company, Inc., 6300 Lamar Avenuie, P.O. Box 29217, Shawnee Mission, Kansas 66201. The Adviser is an indirect, wholly owned subsidiary of Waddell & Reed Financial, Inc. ("Waddell & Reed"), a publicly held company. During the fiscal year ended December 31, 2002, each Acquired Fund paid the Adviser advisory fees at an annual rate of [1.00%] as a percentage of each Acquired Fund's net assets.

The address of the W&R Fund's investment adviser is Waddell & Reed Investment Management Company, 6300 Lamar Avenue, P.O. Box 29217, Shawnee Mission, Kansas 66201. WRIMCO is a wholly owned subsidiary of Waddell & Reed, Inc., the W&R Fund's principal underwriter and distributor. Waddell & Reed, Inc. is a wholly owned subsidiary of Waddell & Reed Financial Services, Inc., a holding company which is a wholly owned subsidiary of Waddell & Reed. During the fiscal year ended March 31, 2002, the W&R Fund paid WRIMCO advisory fees at an annual rate of 0.85% as a percentage of the W&R Fund's net assets.

The address of the W&R Fund's principal underwriter, Waddell & Reed, Inc., is 6300 Lamar Avenue, P.O. Box 29217, Shawnee Mission, Kansas 66201. The address of the Acquired Funds' principal underwriter, Ivy Mackenzie Distributors, Inc., is 925 South Federal Highway, Suite 600, Boca Raton, Florida 33432.

Other Service Providers for the W&R Fund and the Acquired Funds. In most cases, the W&R Fund and the Acquired Funds have different service providers. Upon completion of the Acquisitions, the W&R Fund will continue to engage its existing service providers. In all cases, the types of services provided to the Funds under these service arrangements are substantially similar. Following are the names and addresses of certain service providers for the W&R Fund and the Acquired Funds.

	W&R FUND	ACQUIRED FUNDS
Administrator	None	Waddell & Reed Ivy Investment Company, Inc. 6300 Lamar Avenue P.O. Box 29217 Shawnee Mission, Kansas 66201-9217
Accounting Service Agent	Waddell & Reed Services Company 6300 Lamar Avenue P.O. Box 29217 Shawnee Mission, Kansas 66201-9217	Waddell & Reed Ivy Investment Company, Inc. 6300 Lamar Avenue P.O. Box 29217 Shawnee Mission, Kansas 66201-9217
Transfer Agent/Shareholder Servicing Agent	Waddell & Reed Services Company 6300 Lamar Avenue P.O. Box 29217 Shawnee Mission, Kansas 66201-9217	PFPC Inc. 4400 Computer Drive Westborough, MA 01581
Custodian	UMB Bank, n.a. 928 Grand Boulevard Kansas City, Missouri 64106	Brown Brothers Harriman & Co. Boston, Massachusetts
Independent Auditors	Deloitte & Touche LLP 1010 Grand Boulevard Kansas City, Missouri 64106-2232	Deloitte & Touche LLP 1010 Grand Boulevard Kansas City, Missouri 64106-2232

Outstanding Shares and Significant Shareholders. Appendix B to this Prospectus/Proxy lists the total number of shares outstanding as of _______ __, 2003, for each class of each Acquired Fund entitled to vote at the Meeting. It also identifies holders of more than 5% or 25% of any class of shares of each Acquired Fund, and contains information about the executive officers and Trustees of Ivy Fund and their shareholdings in the Acquired Funds and in Ivy Fund.

Adjournments; Other Business. In the event that a quorum is not present at the Meeting with respect to a particular Acquired Fund, or if either Acquired Fund has not received enough votes by the time of the Meeting to approve the Proposal, the Designees, or their substitutes, may propose that such Meeting be adjourned one or more times to permit further solicitation of proxies. Any adjournment requires the affirmative vote of a majority of the total number of shares of such Acquired Fund that are present in person or by proxy when the adjournment is being voted on. If a quorum is present, the Designees will vote in favor of any such adjournment all proxies that they are entitled to vote in favor of the Proposal and the Designees will vote against any such adjournment any proxy that directs them to vote against the Proposal. The Designees will not vote any proxy that directs them to abstain from voting on the Proposal.

The Meeting has been called to transact any business that properly comes before it. The only business that management of each Acquired Fund intends to present or knows that others will present is the Proposal. If any other matters properly come before the Meeting, and on all matters incidental to the conduct of the Meeting, the Designees intend to vote the proxies in accordance with their judgment, unless the Secretary of Ivy Fund has previously received written contrary instructions from the shareholder entitled to vote the shares.

Shareholder Proposals at Future Meetings. Neither the Acquired Funds nor the W&R Fund holds annual or other regular meetings of shareholders. Shareholder proposals to be presented at any future meeting of shareholders of the Acquired Funds or W&R Fund must be received by the relevant Fund or Trust in writing a reasonable time before the relevant Acquired Fund or W&R Fund, as the case may be, solicits proxies for that meeting in order to be considered for inclusion in the proxy materials for that meeting. Shareholder proposals should be sent to the relevant Fund, care of, as applicable, the Ivy International Small Companies Fund, Attention: Secretary, at 925 South Federal Highway, Suite 600, Boca Raton, Florida 33432, the Ivy Global Fund, Attention: Secretary, at 925 South Federal Highway, Suite 600, Boca Raton, Florida 33432 or to W&R International Growth Fund, Attention: Secretary, at 6300 Lamar Avenue, P.O. Box 29217, Shawnee Mission, Kansas 66201-9217.

APPENDIX A

AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") dated as of March __, 2003 by and between (i) Ivy Fund (the "Acquired Trust"), a Massachusetts business trust established under an Amended and Restated Agreement and Declaration of Trust dated December 10, 1992, as amended and in effect on the date hereof, on behalf of the [Fill In Name of Acquired Fund] (the "Acquired Fund"), a series of the Acquired Trust, and (ii) W&R Funds, Inc. (the "Acquiring Company"), a Maryland corporation formed on January 28, 1992, on behalf of the W&R International Growth Fund (the "Acquiring Fund"), a series of the Acquiring Company.

This Agreement is intended to be and is adopted as a plan of reorganization within the meaning of the regulations under Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the "Code"). The reorganization will consist of the transfer of all of the assets of the Acquired Fund in exchange for Class A shares, Class B shares, Class C shares and Class Y shares of common stock of the Acquiring Fund (the "Acquiring Shares"), and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund (other than certain expenses of the reorganization contemplated hereby) and the distribution of such shares of the Acquiring Fund to the shareholders of the Acquired Fund in liquidation of the Acquired Fund, all upon the terms and conditions set forth in this Agreement.

In consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1. TRANSFER OF ASSETS OF ACQUIRED FUND IN EXCHANGE FOR ASSUMPTION OF LIABILITIES AND ACQUIRING SHARES AND
LIQUIDATION OF ACQUIRED FUND.

  1.1   Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein,

  (a)   The Acquired Trust, on behalf of the Acquired Fund, will transfer and deliver to the Acquiring Company, on behalf of the Acquiring Fund, and the Acquiring Fund will acquire, all the assets of the Acquired Fund as set forth in paragraph 1.2.

  (b)   The Acquiring Fund will assume all of the Acquired Fund's liabilities and obligations of any kind whatsoever, whether absolute, accrued, contingent or otherwise in existence on the Closing Date (as defined in paragraph 1.2 hereof) (collectively, the "Obligations"), except that expenses of reorganization contemplated hereby to be paid by the Acquired Fund pursuant to paragraph 9 shall not be assumed or paid by the Acquiring Fund.

  (c)   The Acquired Fund's shares are divided into five classes, designated Class A shares, Class B shares, Class C shares, Class I shares and Advisor Class shares ("Class A Acquired Shares," "Class B Acquired Shares," "Class C Acquired Shares," "Class I Acquired Shares" and "Advisor Class Acquired Shares," respectively, and collectively, "Acquired Shares"). The Acquiring Shares are divided into four classes, designated Class A shares, Class B shares, Class C shares and Class Y shares ("Class A Acquiring Shares," "Class B Acquiring Shares," "Class C Acquiring Shares" and "Class Y Acquiring Shares," respectively). Each Fund's Class A, Class B and Class C shares are substantially similar to each other, and Class I Acquired Shares and Advisor Class Acquired Shares are substantially similar to Class Y Acquiring Shares (a class of Acquired Shares and its substantially similar class of Acquiring Shares being referred to herein as "Corresponding Classes").

  (d)   The Acquiring Fund will issue and deliver to the Acquired Fund in exchange for the assets transferred pursuant to paragraph 1.1(a) and the assumption of liabilities pursuant to paragraph 1.1(b) the number of full and fractional (rounded to the third decimal place) (i) Class A Acquiring Shares determined by dividing the net value of the Acquired Fund, computed in the manner and as of the time and date set forth in paragraph 2.1 ("Acquired Fund Value"), attributable to the Class A Acquired Shares by the net asset value ("NAV") of one Class A Acquiring Share, computed in the manner and as of the time and date set forth in paragraph 2.2, (ii) Class B Acquiring Shares determined by dividing the Acquired Fund Value attributable to the Class B Acquired Shares by the NAV of one Class B Acquiring Share (as so computed), (iii) Class C Acquiring Shares determined by dividing the Acquired Fund Value attributable to the Class C Acquired Shares by the NAV of one Class C Acquiring Share (as so computed), and (iv) Class Y Acquiring Shares determined by dividing the Acquired Fund Value attributable to the Class I Acquired Shares and Advisor Class Acquired Shares by the NAV of one Class Y Acquiring Share (as so computed).

  (e)   Such transactions shall take place at the closing provided for in paragraph 3.1 (the "Closing").

  1.2   The assets of the Acquired Fund to be acquired by the Acquiring Fund shall consist of all cash, securities, dividends and interest receivable, receivables for shares sold and all other assets which are owned by the Acquired Fund on the closing date provided in paragraph 3.1 (the "Closing Date"), including any deferred expenses, other than unamortized organizational expenses, shown as an asset on the books of the Acquired Fund on the Closing Date.

  1.3   As provided in paragraph 3.4, as soon after the Closing Date as is conveniently practicable (the "Liquidation Date"), the Acquired Fund will liquidate and distribute pro rata to its shareholders of record (the "Acquired Fund Shareholders"), determined as of the close of business on the Valuation Date (as defined in paragraph 2.1), the Acquiring Shares received by the Acquired Fund pursuant to paragraph 1.1. Such liquidation and distribution will be accomplished by the transfer of the Acquiring Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders and representing the respective pro rata number of full and fractional (rounded to the third decimal place) Acquiring Shares due such shareholders, by class (i.e., the account for each Acquired Fund Shareholder of a class of Acquired Shares will be credited with the respective pro rata number of shares of the Corresponding Class of Acquiring Shares due that Shareholder). The Acquiring Fund shall not be obligated to issue certificates representing Acquiring Shares in connection with such exchange.

  1.4   With respect to Acquiring Shares distributable pursuant to paragraph 1.3 to an Acquired Fund Shareholder holding a certificate or certificates for shares of the Acquired Fund, if any, on the Valuation Date, the Acquiring Company will not permit such shareholder to receive Acquiring Share certificates therefor, exchange such Acquiring Shares for shares of other investment companies, effect an account transfer of such Acquiring Shares, or pledge or redeem such Acquiring Shares until the Acquiring Company has been notified by the Acquired Trust, on behalf of the Acquired Fund, or its agent that such Shareholder has surrendered all his or her outstanding certificates for Acquired Fund shares or, in the event of lost certificates, posted adequate bond.

  1.5   Any obligation of the Acquired Fund to make filings with governmental authorities is and shall remain the responsibility of the Acquired Fund through the Closing Date and up to and including such later date on which the Acquired Fund is terminated.

  1.6  As promptly as possible after the Closing Date, the Acquired Fund shall be terminated pursuant to the provisions of the Acquired Trust's Declaration of Trust and the laws of the Commonwealth of Massachusetts, and, after the Closing Date, the Acquired Fund shall not conduct any business except in connection with its liquidation.

2. VALUATION.

  2.1   For the purpose of paragraph 1, the value of the shares of each class of the Acquired Fund shall be equal to the net asset value of such shares of the Acquired Fund computed as of the close of regular trading on the New York Stock Exchange on the business day next preceding the Closing (such time and date being herein called the "Valuation Date") using the valuation procedures as adopted by the Board of Directors of the Acquiring Company and as set forth in the then-current prospectus or prospectuses or statement or statements of additional information of the Acquiring Company (collectively, as amended or supplemented from time to time, the "Acquiring Fund Prospectus"), after deduction for the expenses of the reorganization contemplated hereby to be paid by the Acquired Fund pursuant to paragraph 9, and shall be certified by an authorized officer of the Acquired Trust.

  2.2   For the purpose of paragraph 1, the net asset value per share of each class of Acquiring Shares shall be the net asset value per share computed as of the close of regular trading on the New York Stock Exchange on the Valuation Date, using the valuation procedures as adopted by the Board of Directors of the Acquiring Company and as set forth in the Acquiring Fund Prospectus. All computations pursuant to paragraphs 2.1 and 2.2 shall be made by or under the direction of Waddell & Reed Investment Management Company.

3. CLOSING AND CLOSING DATE.

  3.1   The Closing Date shall be on June__, 2003 or on such other date as the parties may agree in writing. The Closing shall be held at 9:00 a.m. on the Closing Date at the offices of Waddell & Reed Financial, Inc., located at 6300 Lamar Avenue, Overland Park, Kansas or at such other time and/or place as the parties may agree.

  3.2   The portfolio securities of the Acquired Fund shall be made available by the Acquired Fund to UMB Bank, n.a., as custodian for the Acquiring Fund (the "Custodian"), for examination no later than five business days preceding the Valuation Date. On the Closing Date, the portfolio securities of the Acquired Fund and all the Acquired Fund's cash shall be delivered by the Acquired Fund to the Custodian for the account of the Acquiring Fund, such portfolio securities to be duly endorsed in proper form for transfer in such manner and condition as to constitute good delivery thereof in accordance with the custom of brokers or, in the case of portfolio securities held in the U.S. Treasury Department's book-entry system or by the Depository Trust Company, Participants Trust Company or other third party depositories, by transfer to the account of the Custodian in accordance with Rule 17f-4, Rule 17f-5 or Rule 17f-4, as the case may be, under the Investment Company Act of 1940, as amended (the "1940 Act") and accompanied by all necessary federal and state stock transfer stamps or a check for the appropriate purchase price of such transfer stamps. The cash delivered shall be in the form of currency or certified or official bank checks, payable to the order of "UMB Bank, n.a., custodian for W&R International Growth Fund, a series of W&R Funds, Inc."

  3.3   In the event that on the Valuation Date (a) the New York Stock Exchange shall be closed to trading or general trading thereon shall be restricted, or (b) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquired Fund is impracticable, the Valuation Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored; provided that if trading shall not be fully resumed and reporting restored within three business days after the original Valuation Date, this Agreement may be terminated by either of the Acquired Trust or the Acquiring Company upon the giving of written notice to the other party.

  3.4   At the Closing, the Acquired Fund or its transfer agent shall deliver to the Acquiring Fund or its designated agent a list of the names and addresses of the Acquired Fund Shareholders and the number of outstanding shares of beneficial interest of each class of the Acquired Fund owned by each Acquired Fund Shareholder, all as of the close of business on the Valuation Date, certified by the Secretary or Assistant Secretary of the Acquired Trust. The Acquiring Company shall provide to the Acquired Fund evidence satisfactory to the Acquired Fund that the Acquiring Shares issuable pursuant to paragraph 1.1 have been credited to the Acquired Fund's account on the books of the Acquiring Fund. On the Liquidation Date, the Acquiring Company shall provide to the Acquired Fund evidence satisfactory to the Acquired Fund that such Acquiring Shares have been credited pro rata to open accounts in the names of the Acquired Fund Shareholders as provided in paragraph 1.3.

  3.5   At the Closing each party shall deliver to the other such bills of sale, instruments of assumption of liabilities, checks, assignments, stock certificates, receipts or other documents as such other party or its counsel may reasonably request in connection with the transfer of assets, assumption of liabilities and liquidation contemplated by paragraph 1.

4. REPRESENTATIONS AND WARRANTIES.

  4.1   The Acquired Trust, on behalf of the Acquired Fund, represents and warrants the following to the Acquiring Company and to the Acquiring Fund as of the date hereof and agrees to confirm the continuing accuracy and completeness in all material respects of the following on the Closing Date:

  (a)   The Acquired Trust is a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts and has the power to own all of its property and assets and to conduct its business as currently conducted;

  (b)   The Acquired Trust is a duly registered investment company classified as a management company of the open-end type and its registration with the Securities and Exchange Commission (the "SEC") as an investment company under the 1940 Act is in full force and effect, and the Acquired Fund is a separate series thereof duly established, designated and existing in accordance with the applicable provisions of the Declaration of Trust of the Acquired Trust and the 1940 Act;

  (c)   The Acquired Fund's current prospectus or prospectuses and statement of additional information or statements of additional information (collectively, as amended or supplemented from time to time, the "Acquired Fund Prospectus") conform in all material respects with the applicable requirements of the Securities Act of 1933, as amended (the "1933 Act"), and the rules and regulations of the SEC thereunder and does not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and there are no material contracts to which the Acquired Fund is a party that are not referred to in the Acquired Fund Prospectus or in the registration statement of which it is a part;

  (d)   The Acquired Trust is not in violation in any material respect of any provision of its Declaration of Trust or By-laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquired Trust is a party or by which the Acquired Fund is bound, and the execution, delivery and performance of this Agreement will not result in any such violation;

  (e)   The Acquired Trust has no material contracts or other commitments (other than this Agreement and such other contracts as may be entered into in the ordinary course of its business) which if terminated may result in material liability to the Acquired Fund or under which (whether or not terminated) any material payments for periods subsequent to the Closing Date will be due from the Acquired Fund;

  (f)   No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened against the Acquired Fund, any of its properties or assets or any person whom the Acquired Fund may be obligated to indemnify in connection with such litigation, proceeding or investigation. The Acquired Fund knows of no facts which might form the basis for the institution of such proceedings, and is not a party to or subject to any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions contemplated hereby;

  (g)   The statement of assets and liabilities, the statement of operations, the statement of changes in net assets and the schedule of investments at, as of and for the two years ended December 31, 2002, of the Acquired Fund, audited by Deloitte & Touche LLP for the year ended December 31, 2002 and by PricewaterhouseCoopers LLP for the year ended December 31, 2001, copies of which have been furnished to the Acquiring Fund, fairly reflect the financial condition and results of operations of the Acquired Fund as of such dates and the results of its operations for the periods then ended in accordance with generally accepted accounting principles consistently applied, and the Acquired Fund has no known liabilities of a material amount, contingent or otherwise, other than those shown on the statement of net assets referred to above or those incurred in the ordinary course of its business since December 31, 2002;

  (h)   Since December 31, 2002, there has not been any material adverse change in the Acquired Fund's financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), or any incurrence by the Acquired Fund of indebtedness, except as disclosed in writing to the Acquiring Fund. For the purposes of this subparagraph (g), distributions of net investment income and net realized capital gains, changes in portfolio securities, changes in the market value of portfolio securities or net redemptions shall be deemed to be in the ordinary course of business;

  (i)   By the Closing Date, all federal and other tax returns and reports of the Acquired Fund required by law to have been filed by such date (giving effect to extensions) shall have been filed, and all federal and other taxes shown to be due on said returns and reports shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the best of the Acquired Fund's knowledge no such return is currently under audit and no assessment has been asserted with respect to any such return;

  (j)   For all taxable years and all applicable quarters of such years from the date of its inception, the Acquired Fund has met, and for the taxable year ending on the Closing Date, will meet the requirements of Subchapter M of the Code for treatment as a "regulated investment company" within the meaning of Section 851 of the Code, and the Acquired Fund has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M did not apply to it. Neither the Acquired Trust nor the Acquired Fund has at any time since its inception been liable for nor is now liable for any material tax pursuant to Sections 852 or 4982 of the Code, except as previously disclosed in writing to and accepted by the Acquiring Fund. The Acquired Fund has duly filed all federal, state, local and foreign tax returns which are required to have been filed, and all taxes of the Acquired Fund which are due and payable have been paid except for amounts that alone or in the aggregate would not reasonably be expected to have a material adverse effect. The Acquired Fund is in compliance in all material respects with applicable regulations of the Internal Revenue Service pertaining to the reporting of dividends and other distributions on and redemptions of its capital stock and to withholding in respect of dividends and other distributions to shareholders, and is not liable for any material penalties which could be imposed thereunder;

  (k)   The authorized capital of the Acquired Trust consists of an unlimited number of shares of beneficial interest, no par value, of such number of different series as the Board of Trustees of the Acquired Trust may authorize from time to time. The outstanding shares of beneficial interest in the Acquired Fund are, and at the Closing Date will be, divided into Class A shares, Class B shares, Class C shares, Class I shares and Advisor Class shares, each having the characteristics described in the Acquired Fund Prospectus. All issued and outstanding shares of the Acquired Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and (except as set forth in the Acquired Fund Prospectus), nonassessable by the Acquired Fund and will have been issued in compliance with all applicable registration or qualification requirements of federal and state securities laws. No options, warrants or other rights to subscribe for or purchase, or securities convertible into, any shares of beneficial interest of the Acquired Fund are outstanding and none will be outstanding on the Closing Date;

  (l)   The Acquired Fund's investment operations from inception to the date hereof have been in compliance in all material respects with the investment policies and investment restrictions set forth in its prospectus and statement of additional information as in effect from time to time, except as previously disclosed in writing to and accepted by the Acquiring Fund;

  (m)   The execution, delivery and performance of this Agreement has been duly authorized by the Trustees of the Acquired Trust, and, upon approval thereof by the required majority of the shareholders of the Acquired Fund, this Agreement will constitute the valid and binding obligation of the Acquired Fund, enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and other equitable principles;

  (n)   The Acquiring Shares to be issued to the Acquired Fund pursuant to paragraph 1 will not be acquired for the purpose of making any distribution thereof other than to the Acquired Fund Shareholders as provided in paragraph 1.3;

  (o)   The information provided by the Acquired Fund for use in the Registration Statement and Proxy Statement referred to in paragraph 5.3 and any information provided by the Acquired Fund for use in any governmental filings in connection with the transactions contemplated hereby, including without limitation applications for exemption orders or no-action letters, shall be accurate and complete in all material respects and shall comply with federal securities and other laws and regulations applicable thereto;

  (p)   No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated by this Agreement, except such as may be required under the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act"), the 1940 Act and state insurance, securities or blue sky laws (which term as used in this Agreement shall include the laws of the District of Columbia and of Puerto Rico);

  (q)   At the Closing Date, the Acquired Trust, on behalf of the Acquired Fund, will have good and marketable title to its assets to be transferred to the Acquiring Fund pursuant to paragraph 1.1 and will have full right, power and authority to sell, assign, transfer and deliver the Investments (as defined below) and any other assets of the Acquired Fund to be transferred to the Acquiring Fund pursuant to this Agreement. At the Closing Date, subject only to the delivery of the Investments and any such other assets and payment therefor as contemplated by this Agreement, the Acquiring Fund will acquire good and marketable title thereto and will acquire the Investments and any such other assets subject to no encumbrances, liens or security interests whatsoever and without any restrictions upon the transfer thereof, except as previously disclosed to and accepted by the Acquiring Fund. As used in this Agreement, the term "Investments" shall mean the Acquired Fund's investments shown on the schedule of its investments as of December 31, 2002, referred to in Section 4.1(f) hereof, as supplemented with such changes in the portfolio as the Acquired Fund shall make, and changes resulting from stock dividends, stock splits, mergers and similar corporate actions through the Closing Date;

  (r)   At the Closing Date, the Acquired Fund will have sold such of its assets, if any, as are necessary to assure that, after giving effect to the acquisition of the assets of the Acquired Fund pursuant to this Agreement, the Acquiring Fund will remain a "diversified company" within the meaning of Section 5(b)(1) of the 1940 Act and in compliance with such other mandatory investment restrictions as are set forth in the Acquiring Fund Prospectus, as amended through the Closing Date; and

  (s)   No registration of any of the Investments under the Securities Act or under any state securities or blue sky laws would be required if they were, as of the time of such transfer, the subject of a public distribution by either of the Acquiring Fund or the Acquired Fund, except as previously disclosed by the Acquired Fund to and accepted by the Acquiring Fund.

  4.2   The Acquiring Company, on behalf of the Acquiring Fund, represents and warrants the following to the Acquired Trust and to the Acquired Fund as of the date hereof and agrees to confirm the continuing accuracy and completeness in all material respects of the following on the Closing Date:

  (a)   The Acquiring Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Maryland and has the power to own all of its property and assets and to conduct its business as currently conducted;

  (b)   The Acquiring Company is a duly registered investment company classified as a management company of the open-end type and its registration with the SEC as an investment company under the 1940 Act is in full force and effect, and the Acquiring Fund is a separate series thereof duly established, designated and existing in accordance with the applicable provisions of the Articles of Incorporation of the Acquiring Company and the 1940 Act;

  (c)   The Acquiring Fund Prospectus conforms in all material respects with the applicable requirements of the 1933 Act and the rules and regulations of the SEC thereunder and does not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and there are no material contracts to which the Acquiring Fund is a party that are not referred to in the Acquiring Fund Prospectus or in the registration statement of which it is a part;

  (d)   At the Closing Date, the Acquiring Fund will have good and marketable title to its assets;

  (e)   The Acquiring Company is not in violation in any material respect of any provisions of its Articles of Incorporation or By-laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Company is a party or by which the Acquiring Fund is bound, if any, and the execution, delivery and performance of this Agreement will not result in any such violation;

  (f)   No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened against the Acquiring Fund or any of its properties or assets. The Acquiring Fund knows of no facts which might form the basis for the institution of such proceedings, and is not a party to or subject to any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions contemplated hereby;

  (g)   The statement of assets and liabilities, the statement of operations, the statement of changes in net assets and the schedule of investments at, as of and for the two years ended March 31, 2002 and for the six months ended September 30, 2002, of the Acquiring Fund, each audited by Deloitte & Touche LLP, copies of which have been furnished to the Acquired Fund, fairly reflect the financial condition and results of operations of the Acquiring Fund as of such dates and the results of its operations for the periods then ended in accordance with generally accepted accounting principles consistently applied, and the Acquiring Fund has no known liabilities of a material amount, contingent or otherwise, other than those shown on the statement of net assets referred to above or those incurred in the ordinary course of its business since September 30, 2002.

  (h)   Since September 30, 2002, there has not been any material adverse change in the Acquiring Fund's financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), or any incurrence by the Acquiring Fund of indebtedness, except as disclosed in writing to the Acquired Fund. For the purposes of this subparagraph (h), changes in portfolio securities, changes in the market value of portfolio securities or net redemptions shall be deemed to be in the ordinary course of business;

  (i)   By the Closing Date, all federal and other tax returns and reports of the Acquiring Fund required by law to have been filed by such date (giving effect to extensions) shall have been filed, and all federal and other taxes shown to be due on said returns and reports shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the best of the Acquiring Fund's knowledge no such return is currently under audit and no assessment has been asserted with respect to such returns;

  (j)   For all taxable years and all applicable quarters of such years from the date of its inception, the Acquiring Fund has met, and for the current taxable year will meet, the requirements of Subchapter M of the Code for treatment as a "regulated investment company" within the meaning of Section 851 of the Code. Neither the Acquiring Company nor the Acquiring Fund has at any time since its inception been liable for nor is now liable for any material tax pursuant to Sections 852 or 4982 of the Code, except as previously disclosed in writing to and accepted by the Acquired Fund. The Acquiring Fund has duly filed all federal, state, local and foreign tax returns which are required to have been filed, and all taxes of the Acquiring Fund which are due and payable have been paid except for amounts that alone or in the aggregate would not reasonably be expected to have a material adverse effect. The Acquiring Fund is in compliance in all material respects with applicable regulations of the Internal Revenue Service pertaining to the reporting of dividends and other distributions on and redemptions of its capital stock and to withholding in respect of dividends and other distributions to shareholders, and is not liable for any material penalties which could be imposed thereunder;

  (k)   The authorized capital of the Acquiring Company consists of [___________] shares of common stock, par value of $0.01 per share, of which _____ shares are authorized for the Acquiring Fund. The outstanding shares in the Acquiring Fund are, and at the Closing Date will be, divided into Class A shares, Class B shares, Class C shares and Class Y shares, each having the characteristics described in the Acquiring Fund Prospectus. All issued and outstanding shares of the Acquiring Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Acquiring Company, and will have been issued in compliance with all applicable registration or qualification requirements of federal and state securities laws. No options, warrants or other rights to subscribe for or purchase, or securities convertible into, any shares of common stock in the Acquiring Fund of any class are outstanding and none will be outstanding on the Closing Date (except such rights as the Acquiring Fund may have pursuant to this Agreement);

  (l)   The Acquiring Fund's investment operations from inception to the date hereof have been in compliance in all material respects with the investment policies and investment restrictions set forth in its prospectus or prospectuses and statement or statements of additional information as in effect from time to time;

  (m)   The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquiring Company, and this Agreement constitutes the valid and binding obligation of the Acquiring Company and the Acquiring Fund enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and other equitable principles;

  (n)   The Acquiring Shares to be issued and delivered to the Acquired Fund pursuant to the terms of this Agreement will at the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued Class A shares, Class B shares, Class C shares or Class Y shares, as the case may be, in the Acquiring Fund, and will be fully paid and non-assessable by the Acquiring Company, and no shareholder of the Acquiring Company will have any preemptive right of subscription or purchase in respect thereof;

  (o)   The information to be furnished by the Acquiring Fund for use in the Registration Statement and the Proxy Statement referred to in paragraph 5.3 and any information furnished by the Acquiring Fund for use in any governmental filings in connection with the transactions contemplated hereby, including without limitation applications for exemption orders or no-action letters, shall be accurate and complete in all material respects and shall comply with federal securities and other laws and regulations applicable thereto; and

  (p)   No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated by this Agreement, except such as may be required under 1933 Act, the 1934 Act, the 1940 Act and state insurance, securities or blue sky laws.

5. COVENANTS OF THE ACQUIRED FUND AND THE ACQUIRING FUND.

The Acquiring Company, on behalf of the Acquiring Fund, and the Acquired Trust, on behalf of the Acquired Fund, each hereby covenants and agrees with the other as follows:

  5.1   The Acquired Fund will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business may include paying regular and customary periodic dividends and other distributions.

  5.2   The Acquired Fund will call a meeting of its shareholders to be held prior to the Closing Date to consider and approve this Agreement and take all other reasonable action necessary to obtain the required shareholder approval of the transactions contemplated hereby.

  5.3   In connection with the Acquired Fund shareholders' meeting referred to in paragraph 5.2, the Acquired Fund will prepare a Proxy Statement for such meeting, to be included in a Registration Statement on Form N-14 (the "Registration Statement") which the Acquiring Company will prepare and file for the registration under the 1933 Act of the Acquiring Shares to be distributed to the Acquired Fund Shareholders pursuant hereto, all in compliance with the applicable requirements of the 1933 Act, the 1934 Act, and the 1940 Act.

  5.4   The information to be furnished by the Acquired Fund for use in the Registration Statement and the information to be furnished by the Acquiring Fund for use in the Proxy Statement, each as referred to in paragraph 5.3, shall be accurate and complete in all material respects and shall comply with federal securities and other laws and regulations thereunder applicable thereto.

  5.5   The Acquiring Fund will advise the Acquired Fund promptly if at any time prior to the Closing Date the Acquiring Fund becomes aware that the assets of the Acquired Fund include any securities which the Acquiring Fund is not permitted to acquire.

  5.6   Subject to the provisions of this Agreement, the Acquired Fund and the Acquiring Fund will each take or cause to be taken all actions, and do or cause to be done all things reasonably necessary, proper or advisable to cause the conditions to the other party's obligations to consummate the transactions contemplated hereby to be met or fulfilled and otherwise to consummate and make effective such transactions.

  5.7   The Acquiring Fund will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state securities or blue sky laws as it may deem appropriate in order to continue its operations after the Closing Date.

  5.8   At the Closing, the Acquired Trust will turn over to the Acquiring Company all its books and records regarding the Acquired Fund, including all books and records required to be maintained under the 1940 Act and the rules and regulations thereunder.

6. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND.

The obligations of the Acquired Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Company, on behalf of the Acquiring Fund, of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, to the following further conditions:

  6.1   The Acquiring Company, on behalf of the Acquiring Fund, shall have delivered to the Acquired Trust a certificate executed in its name by its President or Vice President and its Treasurer or Assistant Treasurer, in form satisfactory to the Acquired Trust and dated as of the Closing Date, to the effect that the representations and warranties of the Acquiring Company on behalf of the Acquiring Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and that the Acquiring Company and the Acquiring Fund have complied with all the covenants and agreements and satisfied all of the conditions on their parts to be performed or satisfied under this Agreement at or prior to the Closing Date.

  6.2   The Acquired Trust shall have received a favorable opinion from Kirkpatrick & Lockhart LLP, counsel to the Acquiring Company, dated the Closing Date and in a form reasonably satisfactory to the Acquired Trust, substantially to the following effect:

  (a) The Acquiring Company is a corporation duly organized and validly existing under the laws of the State of Maryland and has corporate power and authority necessary to own all of its properties and assets and to carry on its business as presently conducted, and the Acquiring Fund is a separate series of the Acquiring Company duly constituted in accordance with the applicable provisions of the 1940 Act and the Articles of Incorporation of the Acquiring Company; (b) this Agreement has been duly authorized, executed and delivered on behalf of the Acquiring Fund and, assuming the Proxy Statement and the Registration Statement referred to in paragraph 5.3 comply with all applicable provisions of federal securities laws, this Agreement constitutes the valid and binding obligation of the Acquiring Fund enforceable against the Acquiring Fund in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights and general principles of equity; (c) the Acquiring Fund has the power to assume the liabilities to be assumed by it hereunder and upon consummation of the transactions contemplated hereby the Acquiring Fund will have duly assumed such liabilities; (d) the Acquiring Shares to be issued for transfer to the shareholders of the Acquired Fund as provided by this Agreement are duly authorized and upon such transfer and delivery will be validly issued and outstanding and fully paid and nonassessable Class A shares, Class B shares, Class C shares and Class Y shares of the Acquiring Fund, assuming that as consideration for such shares not less than the net asset value and the par value of such shares has been paid and that the conditions set forth in this Agreement have been satisfied; and no shareholder of the Acquiring Fund has any preemptive right of subscription or purchase in respect of such shares; (e) the execution and delivery by the Acquiring Company on behalf of the Acquiring Fund of this Agreement did not, and the performance by the Acquiring Company and the Acquiring Fund of their respective obligations hereunder will not, violate the Acquiring Company's Articles of Incorporation or By-laws, or any provision of any agreement filed as an exhibit to the Acquiring Company's Registration Statement on Form N-1A, as amended to date, and to which the Acquiring Company or the Acquiring Fund is a party or by which either of them is bound, or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any such agreement or any judgment or decree to which the Acquiring Company or the Acquiring Fund is a party or by which either of them is bound; (f) to the knowledge of such counsel, no consent, approval, authorization or order of any United States federal or Maryland state court or governmental authority is required for the consummation by the Acquiring Company or the Acquiring Fund of the transactions contemplated by this Agreement, except such as may be required under state securities or blue sky laws or such as have been obtained; (g) after inquiry of officers of the Acquiring Company by such counsel, but without having made any other investigation, there is no legal or governmental proceeding relating to the Acquiring Company or the Acquiring Fund on or before the date of mailing of the Proxy Statement referred to in paragraph 5.3 or the date of such opinion which is required to be described in the Registration Statement referred to in paragraph 5.3 which is not disclosed therein; (h) the Acquiring Company is duly registered with the SEC as an investment company under the 1940 Act; and (i) to the knowledge of such counsel, after having made inquiry of officers of the Acquiring Company but without having made any other investigation, there is no litigation or administrative proceeding or investigation of or before any court or governmental body presently pending or threatened as to the Acquiring Company or the Acquiring Fund or any of their respective properties or assets that places in question the validity or enforceability of, or seeks to enjoin the performance of, the Acquiring Company's obligations under this Agreement, and neither the Acquiring Company nor the Acquiring Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects either of their respective businesses.

7. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND.

The obligations of the Acquiring Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquired Trust, on behalf of the Acquired Fund, of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, to the following further conditions:

  7.1   The Acquired Trust, on behalf of the Acquired Fund, shall have delivered to the Acquiring Company a certificate executed in its name by its President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to the Acquiring Company and dated the Closing Date, to the effect that the representations and warranties of the Acquired Trust, on behalf of the Acquired Fund, made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and that the Acquired Trust and the Acquired Fund have complied with all the covenants and agreements and satisfied all of the conditions on their part to be performed or satisfied under this Agreement at or prior to the Closing Date;

  7.2   The Acquiring Company shall have received a favorable opinion from Bell, Boyd & Lloyd LLC, counsel to the Acquired Trust, dated the Closing Date and in a form reasonably satisfactory to the Acquiring Company, substantially to the following effect (for purposes of rendering opinions with respect to matters of Massachusetts law and Maryland law, Bell, Boyd & Lloyd LLC may rely on the opinion of Kirkpatrick & Lockhart LLP):

  (a) The Acquired Trust is a business trust duly organized and validly existing under the laws of the Commonwealth of Massachusetts and has the power and authority necessary to own all of its properties and assets and to carry on its business as presently conducted, and the Acquired Fund is a separate series of the Acquired Trust duly constituted in accordance with the applicable provisions of the 1940 Act and the Declaration of Trust and By-laws of the Acquired Trust; (b) this Agreement has been duly authorized, executed and delivered on behalf of the Acquired Fund and, assuming the Proxy Statement and the Registration Statement referred to in paragraph 5.3 comply with all applicable provisions of federal securities laws, this Agreement constitutes the valid and binding obligation of the Acquired Fund enforceable against the Acquired Fund in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights and general principles of equity; (c) the Acquired Fund has the power to sell, assign, transfer and deliver the assets to be transferred by it under this Agreement, and, upon consummation of the transactions contemplated by this Agreement, the Acquired Fund will have duly transferred such assets to the Acquiring Fund; (d) the execution and delivery by the Acquired Trust on behalf of the Acquired Fund of this Agreement did not, and the performance by the Acquired Trust and the Acquired Fund of their respective obligations hereunder will not, violate the Acquired Trust's Declaration of Trust or By-laws, or any provision of any agreement filed as an exhibit to the Acquired Trust's Registration Statement on Form N-1A, as amended to date, and to which the Acquired Trust or the Acquired Fund is a party or by which either of them is bound, or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any such agreement or any judgment or decree to which the Acquired Trust or the Acquired Fund is a party or by which either of them is bound; (e) to the knowledge of such counsel, no consent, approval, authorization or order of any United States federal or Massachusetts state court or governmental authority is required for the consummation by the Acquired Trust or the Acquired Fund of the transactions contemplated by this Agreement, except such as may be required under state securities or blue sky laws or such as have been obtained; (f) after inquiry of officers of the Acquired Trust by such counsel, but without having made any other investigation, there is no legal or governmental proceeding relating to the Acquired Trust or the Acquired Fund on or before the date of mailing of the Proxy Statement referred to in paragraph 5.3 or the date of such opinion which is required to be described in the Registration Statement referred to in paragraph 5.3 which is not disclosed therein; (g) the Acquired Trust is duly registered with the SEC as an investment company under the 1940 Act; (h) to the knowledge of such counsel, after having made inquiry of officers of the Acquired Trust but without having made any other investigation, there is no litigation or administrative proceeding or investigation of or before any court or governmental body presently pending or threatened as to the Acquired Trust or the Acquired Fund or any of their respective properties or assets that places in question the validity or enforceability of, or seeks to enjoin the performance of, the Acquired Trust's obligations under this Agreement, and neither the Acquired Trust nor the Acquired Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects either of their respective businesses; and (i) all issued and outstanding shares of the Acquired Fund are validly issued, fully paid and non-assessable, assuming that as consideration for such shares not less than the net asset value of such shares has been paid, and assuming that such shares were issued in accordance with the Acquired Fund's registration statement, or any amendments thereto, in effect at the time of such issuance.

  7.3   The Acquired Fund shall have furnished to the Acquiring Fund tax returns, signed by a partner of Deloitte & Touche LLP, for the fiscal year ended December 31, 2002 and signed pro forma tax returns for the period from December 31, 2002 to the Closing Date (which pro forma tax returns shall be furnished promptly after the Closing Date).

  7.4   Prior to the Closing Date, the Acquired Fund shall have declared a dividend or dividends which, together with all previous dividends, shall have the effect of distributing all of the Acquired Fund's investment company taxable income for its taxable years ending on or after December 31, 2002 and on or prior to the Closing Date (computed without regard to any deduction for dividends paid), and all of its net capital gains realized in each of its taxable years ending on or after December 31, 2002 and on or prior to the Closing Date.

  7.5   The Acquired Fund shall have furnished to the Acquiring Fund a certificate, signed by the President (or any Vice President) and the Treasurer of the Acquired Trust, as to the adjusted tax basis in the hands of the Acquired Fund of the securities delivered to the Acquiring Fund pursuant to this Agreement.

  7.6   The custodian of the Acquired Fund shall have delivered to the Acquiring Fund a certificate identifying all of the assets of the Acquired Fund held by such custodian as of the Valuation Date, and the Acquired Fund shall have delivered to the Acquiring Fund a statement of assets and liabilities of the Acquired Fund as of the Valuation Date, prepared in accordance with generally accepted accounting principles consistently applied from the prior audited period, certified by the Treasurer of the Acquired Fund.

8.  FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF EACH OF THE ACQUIRING FUND AND THE ACQUIRED FUND.

The respective obligations of the Acquired Trust and the Acquiring Company hereunder are each subject to the further conditions that on or before the Closing Date:

  8.1   This Agreement and the transactions contemplated herein shall have been approved by the vote of the required majority of the holders of the outstanding shares of the Acquired Fund of record on the record date for the meeting of its shareholders referred to in paragraph 5.2;

  8.2   On the Closing Date no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated hereby;

  8.3   All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the SEC and of state blue sky and securities authorities) deemed necessary by the Acquired Trust or the Acquiring Company to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund;

  8.4   The Registration Statement referred to in paragraph 5.3 shall have become effective under the 1933 Act and no stop order suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act;

  8.5   The Acquired Trust and the Acquiring Company shall have received a favorable opinion of Bell, Boyd & Lloyd LLC satisfactory to the Acquired Trust and the Acquiring Company substantially to the effect that, for federal income tax purposes:

  (a)   The acquisition by the Acquiring Fund of the assets of the Acquired Fund in exchange for the Acquiring Fund's assumption of the Obligations of the Acquired Fund and issuance of the Acquiring Shares, followed by the distribution by the Acquired Fund of such Acquiring Shares to the shareholders of the Acquired Fund in exchange for their shares of the Acquired Fund, all as provided in paragraph 1 hereof, will constitute a reorganization within the meaning of Section 368(a) of the Code, and the Acquired Fund and the Acquiring Fund will each be "a party to a reorganization" within the meaning of Section 368(b) of the Code;

  (b)   No gain or loss will be recognized to the Acquired Fund (i) upon the transfer of its assets to the Acquiring Fund in exchange for the Acquiring Shares and the Acquiring Fund's assumption of the Obligations or (ii) upon the distribution of the Acquiring Shares to the shareholders of the Acquired Fund as contemplated in paragraph 1 hereof;

  (c)   No gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Acquired Fund in exchange for the assumption of the Obligations and issuance of the Acquiring Shares as contemplated in paragraph 1 hereof;

  (d)   The tax basis of the assets of the Acquired Fund acquired by the Acquiring Fund will be the same as the basis of those assets in the hands of the Acquired Fund immediately prior to the transfer, and the holding period of the assets of the Acquired Fund in the hands of the Acquiring Fund will include the period during which those assets were held by the Acquired Fund;

  (e)   The Acquired Fund Shareholders will recognize no gain or loss upon the exchange of their shares of the Acquired Fund for the Acquiring Shares;

  (f)   The tax basis of the Acquiring Shares to be received by each Acquired Fund Shareholder will be the same in the aggregate as the aggregate tax basis of the shares of the Acquired Fund surrendered in exchange therefor;

  (g)   The holding period of the Acquiring Shares to be received by each Acquired Fund Shareholder will include the period during which the shares of the Acquired Fund surrendered in exchange therefor were held by such shareholder, provided such shares of the Acquired Fund were held as a capital asset on the date of the exchange; and

  (h)   The Acquiring Fund will succeed to and take into account the items of the Acquired Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the regulations thereunder.

  8.6   At any time prior to the Closing, any of the foregoing conditions of this paragraph 8 may be waived jointly by the Board of Trustees of the Acquired Trust and the Board of Directors of the Acquiring Company if, in their judgment, such waiver will not have a material adverse effect on the interests of the shareholders of the Acquired Fund and the Acquiring Fund.

9. FEES AND EXPENSES.

  9.1   All fees paid to governmental authorities for the registration or qualification of the Acquiring Shares and all transfer agency costs related to the Acquiring Shares shall be allocated to the Acquiring Company, on behalf of the Acquiring Fund. All of the other expenses of the transactions, including without limitation, fees and expenses related to printing, mailing, solicitation of proxies, tabulation of votes and accounting, legal and custodial expenses, contemplated by this Agreement shall be allocated to the Acquired Trust, on behalf of the Acquired Fund. The expenses detailed above shall be borne as follows: (a) as to expenses allocable to the Acquired Trust, on behalf of the Acquired Fund, fifty percent (50%) of such expenses shall be borne by the Acquired Fund and fifty percent (50%) by Waddell & Reed Ivy Investment Company; and (b) as to expenses allocable to the Acquiring Company, on behalf of the Acquiring Fund, all of such expenses shall be borne by the Acquiring Fund. Neither Fund will be reimbursed for any expenses incurred by it or on its behalf in connection with the reorganization contemplated by this Agreement unless those expenses are solely and directly related to the reorganization contemplated by this Agreement (determined in accordance with the guidelines set forth in Rev. Rul. 73-54, 1973-1 C.B. 187).

  9.2   In the event the transactions contemplated by this Agreement are not consummated, then Waddell & Reed Ivy Investment Company agrees that it shall bear all of the costs and expenses incurred by both the Acquiring Fund and the Acquired Fund in connection with such transactions.

  9.3   Notwithstanding any other provisions of this Agreement, if for any reason the transactions contemplated by this Agreement are not consummated, neither the Acquiring Fund nor the Acquired Fund shall be liable to the other for any damages resulting therefrom, including, without limitation, consequential damages.

  9.4   Notwithstanding any of the foregoing, costs and expenses will in any event be paid by the party directly incurring them if and to the extent that the payment by another party of such costs and expenses would result in the disqualification of such party as a "regulated investment company" within the meaning of Section 851 of the Code.

10. ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES.

  10.1   The Acquired Trust on behalf of the Acquired Fund and the Acquiring Company on behalf of the Acquiring Fund agree that neither party has made any representation, warranty or covenant to the other not set forth herein and that this Agreement constitutes the entire agreement between the parties.

  10.2   The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder except paragraphs 1.1, 1.3, 1.4, 1.5, 1.6, 3.4, 5.4, 7.3, 9, 10, 13 and 14.

11. TERMINATION.

  11.1   This Agreement may be terminated by the mutual agreement of the Acquiring Company and the Acquired Trust. In addition, either the Acquiring Company or the Acquired Trust may at its option terminate this Agreement at or prior to the Closing Date:

  (a)   Because of a material breach by the other of any representation, warranty, covenant or agreement contained herein to be performed by the other party at or prior to the Closing Date;

  (b)   If a condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met; or

  (c)   Any governmental authority of competent jurisdiction shall have issued any judgment, injunction, order, ruling or decree or taken any other action restraining, enjoining or otherwise prohibiting this Agreement or the consummation of any of the transactions contemplated herein and such judgment, injunction, order, ruling, decree or other action becomes final and non-appealable; provided that the party seeking to terminate this Agreement pursuant to this Section 11.1(c) shall have used its reasonable best efforts to have such judgment, injunction, order, ruling, decree or other action lifted, vacated or denied.

  11.2   If the transactions contemplated by this Agreement have not been substantially completed by September 30, 2003, this Agreement shall automatically terminate on that date unless a later date is agreed to by both the Acquired Trust and the Acquiring Company.

12. AMENDMENTS.

This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Acquired Trust on behalf of the Acquired Fund and the Acquiring Company on behalf of the Acquiring Fund; provided, however, that following the shareholders' meeting called by the Acquired Fund pursuant to paragraph 5.2, no such amendment may have the effect of changing the provisions for determining the number of the Acquiring Shares to be issued to the Acquired Fund Shareholders under this Agreement to the detriment of such shareholders without their further approval.

13. NOTICES.

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by prepaid courier, telecopy or certified mail addressed to: (i) Ivy Fund, Via Mizner Financial Plaza, 925 South Federal Highway, Suite 600, Boca Raton, FL 33432 attn: Secretary; or (ii) W&R Funds, Inc., 6300 Lamar Avenue, P.O. Box 29217, Shawnee Mission, KS 66201-9217, attn: Secretary.

14. HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; NON-RECOURSE; FINDERS' FEES.

  14.1   The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

  14.2   This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

  14.3   This Agreement shall be governed by and construed in accordance with the domestic substantive laws of the State of Maryland, without giving effect to any choice or conflicts of law rule or provision that would result in the application of the domestic substantive laws of any other jurisdiction.

  14.4   This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

  14.5   A copy of the Declaration of Trust of the Acquired Trust is on file with the Secretary of the Commonwealth of Massachusetts and the Articles of Incorporation of the Acquiring Company are on file with the Department of Assessments and Taxation of the State of Maryland, and notice is hereby given that no trustee, director, officer, agent or employee of either the Acquired Trust or the Acquiring Company shall have any personal liability under this Agreement, and that this Agreement is binding only upon the assets and properties of the Acquired Fund and the Acquiring Fund.

  14.6   The Acquired Trust, on behalf of the Acquired Fund, and the Acquiring Company, on behalf of the Acquiring Fund, each represents and warrants to the other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed as a sealed instrument by its President or Vice President and its corporate seal to be affixed thereto and attested by its Secretary or Assistant Secretary.

ATTEST: By:__________________________________________ Name:________________________________________ Title::__________________________________________

IVY FUND,
on behalf of its [Fill in Name of Your Acquired Fund]

By:___________________________________________

Name:__________________________________________

Title:__________________________________________

ATTEST: By:__________________________________________ Name:________________________________________ Title:_________________________________________

W&R FUNDS, INC.,
on behalf of its W&R International Growth Fund

By:____________________________________________

Name:__________________________________________

Title:__________________________________________

ATTEST: By:__________________________________________ Name:________________________________________ Title: ________________________________________

Agreed and accepted as to paragraph 9 only:

WADDELL & REED IVY INVESTMENT COMPANY

By:___________________________________________

Name:__________________________________________

Title:__________________________________________

APPENDIX B

FUND INFORMATION

SHARES OUTSTANDING AND ENTITLED TO VOTE OF THE SMALL COMPANIES FUND AND THE GLOBAL FUND

Only the shareholders of record of each Acquired Fund at the close of business on ________ __, 2003, will be entitled to vote at the Meeting. On that date, the number of shares outstanding of each Acquired Fund was as follows:

FUND	CLASS	NUMBER OF SHARES OUTSTANDING AND ENTITLED TO VOTE
SMALL COMPANIES FUND..................................	Class A
Class B
Class C
Advisor Class
TOTAL
GLOBAL FUND........................................................	Class A
Class B
Class C
Advisor Class
TOTAL

OWNERSHIP OF SHARES

As of March __, 2003, Ivy Fund and W&R Funds each believes that its Trustees/Directors and officers, as a group, owned [less than one percent] of each class of shares of each Fund and of Ivy Fund or W&R Funds, respectively, as a whole. As of March __, 2003, the following shareholders of record owned 5% or more of the outstanding shares of the noted class of shares of the noted Fund:

SMALL COMPANIES FUND CLASS	NAME AND ADDRESS OF SHAREHOLDER	NUMBER OF OUTSTANDING SHARES OF CLASS OWNED	PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED	PERCENTAGE OF FUND OWNED
Class A.............................
Class B............................
Class C............................
Advisor Class...................
GLOBAL FUND CLASS	NAME AND ADDRESS OF SHAREHOLDER	NUMBER OF OUTSTANDING SHARES OF CLASS OWNED	PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED	PERCENTAGE OF FUND OWNED
Class A...........................
Class B...........................
Class C..........................
Advisor Class.................
W&R FUND CLASS	NAME AND ADDRESS OF SHAREHOLDER	NUMBER OF OUTSTANDING SHARES OF CLASS OWNED	PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED	PERCENTAGE OF FUND OWNED
Class A..............................
Class B..............................
Class C...............................
Class Y...............................

OWNERSHIP OF SHARES UPON CONSUMMATION OF ACQUISITIONS

The shareholders of record that owned 5% or more of the outstanding shares of the noted class of shares of the noted Fund as of _______ __, 2003 would own the following percentages of the W&R Fund noted below upon consummation of the Acquisitions. The percentages presented below assume that the Acquisitions of both Acquired Funds are consummated.

FUND AND CLASS	NAME AND ADDRESS OF SHAREHOLDER	PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED UPON CONSUMMATION OF ACQUISITION	PERCENTAGE OF FUND OWNED UPON CONSUMMATION OF ACQUISITION
SMALL COMPANIES FUND
Class A...........................
Class B..........................
Class C..........................
Advisor Class................
GLOBAL FUND
Class A..........................
Class B..........................
Class C..........................
Advisor Class...............

The percentages presented below assume that the Acquisition for the Small Companies Fund is consummated but that the Acquisition for the Global Fund is not consummated.

FUND AND CLASS	NAME AND ADDRESS OF SHAREHOLDER	PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED UPON CONSUMMATION OF ACQUISITION	PERCENTAGE OF FUND OWNED UPON CONSUMMATION OF ACQUISITION
SMALL COMPANIES FUND
Class A..........................
Class B..........................
Class C..........................
Advisor Class...............

The percentages presented below assume that the Acquisition for the Global Fund is consummated but that the Acquisition for the Small Companies Fund is not consummated.

FUND AND CLASS	NAME AND ADDRESS OF SHAREHOLDER	PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED UPON CONSUMMATION OF ACQUISITION	PERCENTAGE OF FUND OWNED UPON CONSUMMATION OF ACQUISITION
GLOBAL FUND
Class A..........................
Class B..........................
Class C..........................
Advisor Class................

APPENDIX C

CAPITALIZATION

The following table shows on an unaudited basis the capitalization of the Small Companies Fund and Global Fund as of February 28, 2003, and on a pro forma combined basis, giving effect to the acquisition of the assets and liabilities of both Acquired Funds by the W&R Fund at net asset value as of that date.

	SMALL COMPANIES FUND AND GLOBAL FUND	W&R FUND+	PRO FORMA ADJUSTMENTS	W&R FUND PRO FORMA COMBINED (1) (2)
Class A(3)
Net asset value	4,296,171	5,608,666	(6,300)(4)	9,898,537
Shares outstanding	676,814	724,779	(122,567)	1,279,026
Net asset value per share	6.35	7.74		7.74

Class B (3)
Net asset value	2,252,147	1,863,196	(3,200) (4)	4,112,143
Shares outstanding	381,420	247,686	(82,358)	546,748
Net asset value per share	5.90	7.52		7.52

Class C (3)
Net asset value	929,668	47,928,064	(1,300) (4)	48,856,432
Shares outstanding	161,376	6,325,605	(38,900)	6,448,081
Net asset value per share	5.76	7.58		7.58

Advisor Class and Class Y (3)
Net asset value	284,720	12,532,153	(400) (4)	12,816,473
Shares outstanding	46,930	1,501,398	(12,880)	1,535,448
Net asset value per share	6.07	8.35		8.35

------------------------

+ The W&R Fund will be the accounting survivor for financial statement purposes.

(1) Assumes the Acquisitions were consummated on February 28, 2003, and is for information purposes only. No assurance can be given as to how many shares of the W&R Fund will be received by the shareholders of each Acquired Fund on the date the Acquisitions take place, and the foregoing should not be relied upon to reflect the number of shares of the W&R Fund that actually will be received on or after such date.

(2) Class A Shares, Class B Shares, Class C Shares and Advisor Class Shares of the Acquired Funds will be exchanged for new Class A shares, Class B shares, Class C shares and Class Y shares, respectively, of the W&R Fund upon consummation of the Acquisitions. As no Class I shares are outstanding as of February 28, 2003, and the shares are not available for purchase, no Class I shares will be transferred as part of the Acquisitions.

(3) Capitalization information is for Class A Shares, Class B Shares, and Class C Shares and Advisor Class Shares of the Acquired Funds and Class A shares, Class B shares, Class C shares and Class Y shares, respectively, of the W&R Fund pro forma combined.

(4) Adjustments reflect estimated one-time proxy, accounting, legal and other costs of the reorganization of $_____________ to be borne by the Acquired Funds.

CAPITALIZATION

The following table shows on an unaudited basis the capitalization of the Small Companies Fund and the W&R Fund as of February 28, 2003, and on a pro forma combined basis, giving effect to the acquisition of the assets and liabilities of the Small Companies Fund, but not the Global Fund, by the W&R Fund at net asset value as of that date.

	SMALL COMPANIES FUND	W&R FUND+	PRO FORMA ADJUSTMENTS	W&R FUND PRO FORMA COMBINED (1) (2)
Class A(3)
Net asset value	1,292,306	5,608,666	(2,000) (4)	6,898,972
Shares outstanding	219,623	724,779	(52,917)	891,485
Net asset value per share	5.88	7.74		7.74

Class B (3)
Net asset value	1,243,436	1,863,196	(1,800) (4)	3,104,832
Shares outstanding	217,475	247,686	(52,364)	412,797
Net asset value per share	5.72	7.52		7.52

Class C (3)
Net asset value	868,931	47,928,064	(1,300) (4)	48,795,695
Shares outstanding	151,059	6,325,605	(36,596)	6,440,068
Net asset value per share	5.75	7.58		7.58

Advisor Class and Class Y (3)
Net asset value	229,647	12,532,153	(300) (4)	12,761,500
Shares outstanding	38,540	1,501,398	(11,073)	1,528,865
Net asset value per share	5.96	8.35		8.35

------------------------

+ The W&R Fund will be the accounting survivor for financial statement purposes.

(1) Assumes the Acquisition of the Small Companies Fund was consummated on February 28, 2003, and is for information purposes only. No assurance can be given as to how many shares of the W&R Fund will be received by the shareholders of the Small Companies Fund on the date the Acquisition takes place, and the foregoing should not be relied upon to reflect the number of shares of the W&R Fund that actually will be received on or after such date.

(2) Class A Shares, Class B Shares, Class C Shares and Advisor Class Shares of the Small Companies Fund will be exchanged for new Class A shares, Class B shares, Class C shares and Class Y shares, respectively, of the W&R Fund upon consummation of the Acquisition. As no Class I shares are outstanding as of February 28, 2003, and the shares are not available for purchase, no Class I shares will be transferred as part of the Acquisition.

(3) Capitalization information is for Class A Shares, Class B Shares, and Class C Shares and Advisor Class Shares of the Small Companies Fund and Class A shares, Class B shares, Class C shares and Class Y shares, respectively, of the W&R Fund pro forma combined.

(4) Adjustments reflect estimated one-time proxy, accounting, legal and other costs of the reorganization of $_____________ to be borne by the Small Companies Fund.

CAPITALIZATION

The following table shows on an unaudited basis the capitalization of the Global Fund and the W&R Fund as of February 28, 2003, and on a pro forma combined basis, giving effect to the acquisition of the assets and liabilities of the Global Fund, but not the Small Companies Fund, by the W&R Fund at net asset value as of that date.

	GLOBAL FUND	W&R FUND+	PRO FORMA ADJUSTMENTS	W&R FUND PRO FORMA COMBINED (1) (2)
Class A(3)
Net asset value	3,003,865	5,608,666	(4,200) (4)	8,608,331
Shares outstanding	457,191	724,779	(69,637)	1,112,333
Net asset value per share	6.57	7.74		7.74

Class B (3)
Net asset value	1,008,711	1,863,196	(1,400) (4)	2,870,507
Shares outstanding	163,945	247,686	(29,994)	381,637
Net asset value per share	6.15	7.52		7.52

Class C (3)
Net asset value	60,737	47,928,064	(100) (4)	47,988,701
Shares outstanding	10,317	6,325,605	(2,317)	6,333,605
Net asset value per share	5.89	7.58		7.58

Advisor Class and Class Y (3)
Net asset value	55,073	12,532,153	(100) (4)	12,587,126
Shares outstanding	8,390	1,501,398	(1,806)	1,507,982
Net asset value per share	6.56	8.35		8.35

------------------------

+ The W&R Fund will be the accounting survivor for financial statement purposes.

(1) Assumes the Acquisition of the Global Fund was consummated on February 28, 2003, and is for information purposes only. No assurance can be given as to how many shares of the W&R Fund will be received by the shareholders of the Global Fund on the date the Acquisition takes place, and the foregoing should not be relied upon to reflect the number of shares of the W&R Fund that actually will be received on or after such date.

(2) Class A Shares, Class B Shares, Class C Shares and Advisor Class Shares of the Global Fund will be exchanged for new Class A shares, Class B shares, Class C shares and Class Y shares, respectively, of the W&R Fund upon consummation of the Acquisition.

(3) Capitalization information is for Class A Shares, Class B Shares, and Class C Shares and Advisor Class Shares of the Global Fund and Class A shares, Class B shares, Class C shares and Class Y shares, respectively, of the W&R Fund pro forma combined.

(4) Adjustments reflect estimated one-time proxy, accounting, legal and other costs of the reorganization of $_____________ to be borne by the Global Fund.

APPENDIX D

INFORMATION APPLICABLE TO CLASS A, CLASS B, CLASS C AND CLASS Y SHARES OF THE W&R FUND AND CLASS A, CLASS B, CLASS C, CLASS I AND ADVISOR SHARES OF THE ACQUIRED FUNDS

COMPARISON OF DISTRIBUTION AND SHAREHOLDER SERVICING ARRANGEMENTS FOR THE W&R FUND AND THE ACQUIRED FUNDS.

Class A shares of the W&R Fund and Class A shares of the Acquired Funds.

Each of the Acquired Funds has adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended ("1940 Act"), for its Class A shares that allows the Fund to pay distribution and other fees for the sale and distribution of its Class A shares and for services provided to Class A shareholders.

The W&R Fund has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act for its Class A shares. Under the Class A Plan, the W&R Fund may pay Waddell & Reed, Inc. ("W&R, Inc.") a fee of up to 0.25%, on an annual basis, of the average daily net assets of the Class A shares. This fee is to compensate W&R, Inc. for, either directly or through third parties, distributing the Fund's Class A shares, providing personal service to Class A shareholders and/or maintaining Class A shareholder accounts.

Class B shares of the W&R Fund and Class B shares of the Acquired Funds.

Each of Acquired Funds has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, for its Class B shares that allows the Fund to pay distribution and other fees for the sale and distribution of its Class B shares and for services provided to Class B shareholders.

The W&R Fund has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act for its Class B shares. Under the Class B Plan, the W&R Fund may pay W&R, Inc., on an annual basis, a service fee of up to 0.25% of the average daily net assets of the shares of that class to compensate W&R, Inc. for, either directly or through third parties, providing personal service to shareholders of that class and/or maintaining shareholder accounts for that class and a distribution fee of up to 0.75% of the average daily net assets of the shares of that class to compensate W&R, Inc. for, either directly or through third parties, distributing shares of that class. No payment of the distribution fee will be made, and no deferred sales charge will be paid, to W&R, Inc. by the W&R Fund if, and to the extent that, the aggregate distribution fees paid by the Fund and the deferred sales charges received by W&R, Inc. with respect to the Fund's Class B shares would exceed the maximum amount of such charges that W&R, Inc. is permitted to receive under the National Association of Securities Dealers ("NASD") rules as then in effect.

Class C shares of the W&R Fund and Class C shares of the Acquired Funds.

Each of the Acquired Funds has adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 for its Class C shares that allows the Fund to pay distribution and other fees for the sale and distribution of its Class C shares and for services provided to Class C shareholders.

The W&R Fund has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act for its Class C shares. Under the Class C Plan, the W&R Fund may pay W&R, Inc., on an annual basis, a service fee of up to 0.25% of the average daily net assets of the shares of that class to compensate W&R, Inc. for, either directly or through third parties, providing personal service to shareholders of that class and/or maintaining shareholder accounts for that class and a distribution fee of up to 0.75% of the average daily net assets of the shares of that class to compensate W&R, Inc. for, either directly or through third parties, distributing shares of that class. No payment of the distribution fee will be made, and no deferred sales charge will be paid, to W&R, Inc. by the W&R Fund if, and to the extent that, the aggregate distribution fees paid by the Fund and the deferred sales charges received by W&R, Inc. with respect to the Fund's Class C shares would exceed the maximum amount of such charges that W&R, Inc. is permitted to receive under the NASD rules as then in effect.

Class Y shares of the W&R Fund and Advisor Class shares of the Acquired Funds.

Neither of the Acquired Funds has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act with respect to its Advisor Class shares.

The W&R Fund has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act for its Class Y shares. Under the Class Y Plan, the W&R Fund may pay W&R, Inc. a fee of up to 0.25%, on an annual basis, of the average daily net assets of the Fund's Class Y shares to compensate W&R, Inc. for, either directly or through third parties, distributing the Class Y shares of that Fund, providing service to Class Y shareholders and/or maintaining Class Y shareholder accounts.

SHAREHOLDER TRANSACTIONS AND SERVICES OF THE W&R FUND AND THE ACQUIRED FUNDS. This section describes the shareholder transactions and services of the W&R Fund and the Acquired Funds.

    A. Sales Charges, Reduction of Sales Charges and Exemptions

Class A shares of the W&R Fund and Class A shares of the Acquired Funds.

The Class A shares of each of the W&R Fund and the Acquired Funds are subject to an initial sales charge when you buy them, based on the amount of your investment. A table comparing the initial sales charges for various investment amounts for each Fund is included on page 18 of the Prospectus/Proxy Statement. For an investment of $2 million or more in the W&R Fund, only Class A shares are available; however, the W&R Fund may impose a CDSC of 1.00% on certain redemptions of such large investments in Class A shares made within twelve months of purchase. For Class A shares of the Acquired Funds purchased at NAV, a CDSC of 1.00% may apply to Class A shares redeemed within two years of the end of the month in which they were purchased. See page 7 of the Prospectus/Proxy.

For Class A shares of the W&R Fund, lower sales charges are available by:

1) Combining additional purchases of Class A shares of any of the funds in Waddell & Reed Advisors Funds, W&R Funds, Inc. and/or Waddell & Reed InvestEd Portfolios, Inc. except Class A shares of Waddell & Reed Advisors Cash Management, Inc. or Class A shares of W&R Funds, Inc. Money Market Fund unless acquired by exchange for Class A shares on which a sales charge was paid (or as a dividend or distribution on such acquired shares), with the net asset value (NAV) of Class A shares already held (Rights of Accumulation).

2) Grouping all purchases of Class A shares of the funds referenced above, except shares of Waddell & Reed Advisors Cash Management, Inc. or W&R Funds, Inc. Money Market Fund, made during a thirteen-month period (Letter of Intent).

3) Grouping purchases by certain related persons.

Class A shares may be purchased at NAV by:

1) The Directors and officers of the W&R Fund or of any affiliated entity of W&R, Inc., employees of W&R, Inc. and its affiliates, financial advisors of W&R, Inc. and its affiliates and the spouse, children, parents, children's spouses and spouse's parents of each, including purchases into certain retirement plans and certain trusts for these individuals.

2) Until December 31, 2003, clients of Legend Equities Corporation ("Legend") if the purchase is made with the proceeds of the redemption of shares of a mutual fund which is not within the Waddell & Reed Advisors Funds or W&R Funds, Inc. and the purchase is made within sixty (60) days of such redemption.

3) Retirement plan accounts held in the Waddell & Reed Advisors Retirement Plan, offered and distributed by Nationwide Investment Services Corporation through Nationwide Trust Company, FSB retirement programs.

4) Direct Rollovers from the Waddell & Reed Advisors Retirement Plan.

5) Participants in a 401(k) plan or a 457 plan having 100 or more eligible employees, and the shares are held in individual plan participant accounts on the Fund's records.

6) Friends of the Firm which include certain persons who have an existing relationship with W&R, Inc. or any of its affiliates.

For Class A shares of the Acquired Funds, you can reduce your initial sales charge through (1) Rights of Accumulation, which permit you to pay the sales charge that applies to the cost or value (whichever is higher) of all Ivy Fund Class A shares you own, or (2) a Letter of Intent, which permits you to pay the sales charge that would apply to your cumulative purchase of Fund shares over a thirteen month period. You may purchase Class A shares of the Acquired Funds at NAV through the following methods:

1) through certain investment advisors and financial planners who charge a management, consulting or other fee for their services;

2) under certain qualified retirement plans;

3) as an employee or director of the Adviser or its affiliates;

4) as an employee of a selected dealer;

5) through the Merrill Lynch Daily K Plan (the "Plan"), provided the Plan has at least $3 million in assets or over 500 or more eligible employees. Class B shares of the Funds are made available to Plan participants at NAV without a CDSC if the Plan has less than $3 million in assets or fewer than 500 eligible employees; or

6 ) if you are investing at least $500,000 through a dealer or agent. A CDSC of 1.00% may apply to shares redeemed within two years of the end of the month in which they were purchased.

Certain trust companies, bank trust departments, credit unions, savings and loans and other similar organizations may also be exempt from the initial sales charge on Class A shares.

Class B shares of the W&R Fund and Class B shares of the Acquired Funds.

Class B shares of each Fund are not subject to an initial sales charge but are subject to a CDSC if you sell your Class B shares within six years of their purchase. Class B shares of the W&R Fund, and any dividends and distributions paid on such shares, automatically convert to Class A shares eight years after the end of the month in which the shares were purchased. Similarly, Class B shares of the Acquired Funds convert automatically to Class A shares approximately eight years after the original date of purchase.

The CDSC for Class B shares of the Acquired Funds is waived for:

1) Certain post-retirement withdrawals from an IRA or other retirement plan if you are over 59 1/2 years old.

2) Redemptions by certain eligible 401(a) and 401(k) plans and certain retirement plan rollovers.

3) Redemptions resulting from a tax-free return of excess contribution to an IRA.

4) Withdrawals resulting from shareholder death or disability provided that the redemption is requested within one year of death or disability.

5) Withdrawals through the Systematic Withdrawal Plan of up to 12% per year of your account value at the time the plan is established.

The CDSC will not apply to Class B shares of the W&R Fund in the following circumstances:

1) redemptions of shares requested within one year of the shareholder's death or disability, provided the Fund is notified of the death or disability at the time of the request and furnished proof of such event satisfactory to W&R, Inc.;

2) redemptions of shares made to satisfy required minimum distributions after age 70 1/2 from a qualified retirement plan, a required minimum distribution from an individual retirement account, Keogh plan or custodial account under section 403(b)(7) of the Code, a tax-free return of an excess contribution, or that otherwise results from the death or disability of the employee, as well as in connection with redemptions by any tax-exempt employee benefit plan for which, as a result of a subsequent law or legislation, the continuation of its investment would be improper;

3) redemptions of shares purchased by current or retired Directors of the Fund, Directors of affiliated companies, current or retired officers of the Fund, employees of W&R, Inc. and its affiliates, financial advisors of W&R, Inc. and its affiliates, and by the members of the immediate families of such persons;

4) redemptions of shares made pursuant to a shareholder's participation in any systematic withdrawal service adopted for a Fund (the service and this exclusion from the CDSC do not apply to a one-time withdrawal);

5) redemptions the proceeds of which are reinvested within forty-five (45) days in shares of the same class of the Fund as that redeemed;

6) redemptions the proceeds of which are invested in Waddell & Reed InvestEd Portfolios, Inc.;

7) the exercise of certain exchange privileges;

8) redemptions effected pursuant to the Fund's right to liquidate a shareholder's shares if the aggregate NAV of those shares is less than $500; or

9) redemptions effected by another registered investment company by virtue of a merger or other reorganization with a Fund or redemptions by a former shareholder of such investment company of shares of the Fund acquired pursuant to such reorganization.

Class C shares of the W&R Fund and Class C shares of the Acquired Funds.

For each of the W&R Fund and the Acquired Funds, Class C shares are not subject to an initial sales charge when you buy them, but if you sell your Class C shares within twelve months after purchase, you will pay a 1% CDSC, which will be applied to the lesser of amount invested or redemption value of the shares redeemed. The exclusions from paying a CDSC on Class C shares of the W&R Fund are the same as those mentioned above for Class B shares of the W&R Fund.

Class Y shares of the W&R Fund and Advisor Class shares of the Acquired Funds.

Class Y shares of the W&R Fund are not subject to a sales charge. Class Y shares are only available for purchase by:

1) participants of employee benefit plans established under section 403(b) or section 457, or qualified under section 401 of the Code, including 401(k) plans, when the plan has 100 or more eligible employees and holds the shares in an omnibus account on the Fund's records, and an unaffiliated third party provides administrative, distribution and/or other support services to the plan;

2) banks, trust institutions, investment fund administrators and other third parties investing for their own accounts or for the accounts of their customers where such investments for customer accounts are held in an omnibus account on the Fund's records, and to which entity an unaffiliated third party provides administrative, distribution and/or other support services;

3) government entities or authorities and corporations whose investment within the first twelve months after initial investment is $10 million or more and to which entity an unaffiliated third party provides certain administrative, distribution and/or other support services; or

4) certain retirement plans and trusts for employees and financial advisors of W&R, Inc. and its affiliates.

Advisor Class shares of the Acquired Funds are not subject to a sales charge or a CDSC. Advisor Class shares are only offered to the following investors:

1) trustees or other fiduciaries purchasing shares for employee benefit plans that are sponsored by organizations that have at least 1,000 employees;

2) any account with assets of at least $10,000 if (a) a financial planner, trust company, bank trust department or registered investment adviser has investment discretion, and where the investor pays such person as compensation for his advice and other services an annual fee of at least 0.50% on the assets in the account, or (b) such account is established under a "wrap fee" program and the account holder pays the sponsor of the program an annual fee of at least 0.50% on the assets in the account;

3) officers and Trustees of the Acquired Funds (and their relatives);

4) directors or employees of the Adviser or its affiliates;

5) directors, officers, partners, registered representatives, employees and retired employees (and their relatives) of dealers having a sales agreement with the relevant Acquired Fund's distributor (or trustees or custodians of any qualified retirement plan or IRA established for the benefit of any such person).

  B. Purchase Procedures

    The following chart compares the purchase procedures, including the minimum investment requirements for each class of the Acquired Funds that will be exchanged for the relevant class of the W&R Fund:

Acquired Funds	Minimum Initial Investment*	Minimum Subsequent Investments*	Purchase Methods
Class A	$1,000	$100	Through your registered representative or selling broker, or to the Ivy Fund by mail.
Class B	$1,000	$100	Through your registered representative or selling broker, or to the Ivy Fund by mail.
Class C	$1,000	$100	Through your registered representative or selling broker, or to the Ivy Fund by mail.
Advisor Class	$10,000	$250	Through your registered representative or selling broker, or to the Ivy Fund by mail.
W&R Fund
Class A	$500**	any amount	Through W&R, Inc. and its financial advisors or through advisors of Legend.
Class B	$500**	any amount	Through W&R, Inc. and its financial advisors or through advisors of Legend.
Class C	$500**	any amount	Through W&R, Inc. and its financial advisors or through advisors of Legend.
Class Y	$10 million for government entity or authority or for a corporation; any amount for other eligible investors	any amount

  Through W&R, Inc. and its financial advisors or through advisors of Legend. You may purchase Class Y shares by wire, indirectly through certain broker-dealers, banks and other third parties, some of which may charge you a fee.

  *Minimum initial and subsequent investments in each of the Acquired Funds for retirement plans are $25.
  **For certain retirement accounts and accounts opened with Automatic Investment Service, the minimum investment is $50 per Fund. For certain retirement accounts and accounts opened through payroll deductions, the minimum investment is $25 per Fund.

  C. Redemption Procedures

  The following chart compares the redemption procedures for each class of the Acquired Funds that will be exchanged for the relevant class of the W&R Fund:

Acquired Funds	By Mail	Telephone or Fax	Through Authorized Third Parties through which you completed your purchase	Through A Registered Securities Dealer	Systematic Withdrawal Plan	By Internet
Class A	Yes	Yes	Yes	Yes	Yes	Yes
Class B	Yes	Yes	Yes	Yes	Yes	Yes
Class C	Yes	Yes	Yes	Yes	Yes	Yes
Advisor Class	Yes	Yes	Yes	Yes	Yes	Yes
W&R Fund
Class A	Yes	No	Yes	Yes	Yes	No
Class B	Yes	No	Yes	Yes	Yes	No
Class C	Yes	No	Yes	Yes	Yes	No
Class Y	Yes	Yes	Yes	Yes	Yes	No

  D. Additional Shareholder Services

Client Services Representative

W&R Fund: A toll-free call, 888-WADDELL, connects you to a Client Services Representative or W&R, Inc.'s automated customer telephone service. During normal business hours, the Waddell & Reed Client Services staff is available to answer your questions or update your account records. At almost any time of the day or night, you may access your account information from a touch-tone phone, or from www.waddell.com, to: (1) obtain information about your accounts; (2) obtain price information about other funds in the Waddell & Reed Advisors Funds, W&R Funds, Inc. and Waddell & Reed InvestEd Portfolios, Inc.; (3) obtain a Fund's current prospectus; (4) request a duplicate statement.

Purchase by Automatic Investment

W&R Fund: For Class A, Class B and Class C shareholders, Regular Investment Plans allow you to transfer money into your W& R Fund account, or between Waddell & Reed Group Fund accounts, automatically. The minimum amount to participate in the Automatic Investment Service, which moves money from your bank account to an existing Fund account, is $25 per fund on a monthly basis. The minimum amount to participate in the Funds Plus Service, which moves money from the W&R Funds, Inc. Money Market Fund to another fund in W&R Funds, Inc. whether in the same or a different account in the same class, is $100 per fund on a monthly basis.

Acquired Funds: You can authorize to have funds electronically drawn each month from your bank account through Electronic Funds Transfer and invested as a purchase of shares into your account. The Automatic Investment Method is available for all classes of shares, except Class I. The minimum initial and subsequent investment under this method is $50 per month, $250 for Advisor Class shares (except in the case of a tax qualified retirement plan for which the minimum initial and subsequent investment is $25 per month). A shareholder may terminate the Automatic Investment Method at any time upon delivery to PFPC of telephone instructions or written notice.

E. Share Exchanges

W&R Fund

Except as otherwise noted in the prospectus for the W&R Fund, you may sell your shares and buy shares of the same Class of another fund in the Waddell & Reed Advisors Funds, W&R Funds, Inc. or Waddell & Reed InvestEd Portfolios, Inc. without payment of an additional sales charge if you exchange Class A shares or without payment of a CDSC when you exchange Class B or Class C shares. For Class B and Class C shares, or Class A shares to which the CDSC would otherwise apply, the time period for the CDSC will continue to run. You may sell your Class Y shares of the W&R Fund and buy Class Y shares of another fund or Class A shares of W&R Fund, Inc. Money Market Fund. The shares you exchange must be worth at least $100 or you must already own shares of a fund into which you want to exchange.

You may exchange only into funds that are legally permitted for sale in your state of residence. Currently, each fund with Waddell & Reed Advisors Funds, W&R Funds, Inc. and Waddell & Reed InvestEd Portfolios, Inc. may only be sold within the United States and the Commonwealth of Puerto Rico. The exchange will be made at the net asset value next determined after receipt of your written request in good order by the W&R Fund. When you exchange shares, the total shares you receive will have the same aggregate NAV as the total shares you exchange.

These exchange rights may be eliminated or modified at any time by the W&R Fund, upon notice in certain circumstances. The W&R Fund will typically limit activity deemed to be market timing by restricting the amount of exchanges permitted by a shareholder.

Acquired Funds

You may exchange each of your Acquired Fund shares for shares of another Ivy fund, subject to the following restrictions:

    1) You must exchange into the same share class you currently own.

    2) Exchanges are considered taxable events and may result in a capital gain or a capital loss for tax purposes.

    3) It is the policy of the Ivy funds to discourage the use of the exchange privilege for the purpose of timing short term market fluctuations. The Ivy funds may therefore limit the frequency of exchanges by a shareholder, charge a redemption fee or cancel a shareholder's exchange privilege if at any time it appears that such market-timing strategies are being used. For example, shareholders exchanging more than five times in a 12-month period may be considered to be using market-timing strategies.

You may submit an exchange request to PFPC, Inc. ("PFPC") as follows:

BY MAIL: Send your written exchange request to PFPC at: Ivy Funds, c/o PFPC, Inc., 4400 Computer Drive, Westborough, MA 01581. Be sure that all registered owners listed on the account sign the request.

BY TELEPHONE:. Call PFPC at 800-777-6472 to authorize an exchange transaction. To process your exchange order by telephone, you must have telephone exchange privileges on your account. PFPC employs reasonable procedures that require personal identification prior to acting on exchange instructions communicated by telephone to confirm that such instructions are genuine. In the absence of such procedures, the Acquired Fund or PFPC may be liable for any losses due to unauthorized or fraudulent telephone instructions.

BY INTERNET: You will be allowed to exchange by Internet if (1) you do not hold physical share certificates; (2) you can provide proper identification information; (3) you have established the Internet trading option.

F. Pricing of Shares for the W&R Fund and Acquired Funds

The offering price is the net asset value per share ("NAV") next determined after the relevant Acquired Fund or the W&R Fund receives your purchase order plus, in the case of Class A shares of each, the applicable sales charge. For processing purchase and redemption orders, the NAV per share of the relevant Acquired Fund is calculated on each day that the New York Stock Exchange ("NYSE") is open for trading at the close of regular trading on the NYSE that day (usually 4:00 p.m. Eastern time). For processing purchase and redemption orders, the NAV per share of the W&R Fund is calculated on each day that the NYSE is open for trading as of the later of the close of the regular session of the NYSE that day or the close of the regular session of any other securities or commodities exchange on which an option or futures contract held by the W&R Fund is traded.

G. Dividends and Distributions

Net investment income dividends and capital gains distributions for the W&R Fund and the Acquired Funds are declared and paid at least once a year.

H. Additional Information Regarding the Purchase and Sale of Shares of the W&R Fund

HOW TO BUY SHARES

You may buy shares of the W&R Fund through W&R, Inc. and its financial advisors or through advisors of Legend. To open your account you must complete and sign an application. Your financial advisor can help you with any questions you might have.

To purchase any class of shares by check, make your check payable to Waddell & Reed, Inc. Mail the check, along with your completed application, to:

Waddell & Reed, Inc.

P.O. Box 29217

Shawnee Mission, Kansas

66201

To purchase Class Y shares by wire, you must first obtain an account number by calling 800-532-2783, then mail a completed application to W&R, Inc. at the above address, or fax it to 800-532-2784. Instruct your bank to wire the amount you wish to invest, along with the account number and registration, to UMB Bank, n.a., ABA Number 101000695, for the account of Waddell & Reed, Inc. Number 9800007978, Special Account for Exclusive Benefit of Customers FBO Customer Name and Account Number.

You may also buy Class Y shares of the W&R Fund indirectly through certain broker-dealers, banks and other third parties, some of which may charge you a fee. These firms may have additional requirements regarding the purchase of Class Y shares.

When you place an order to buy shares, your order will be processed at the next offering price calculated after your order is received and accepted. Note the following:

  All of your purchases must be made in U.S. dollars and checks must be drawn on U.S. banks. Neither cash nor post-dated checks will be accepted.
  If you buy shares by check, and then sell those shares by any method other than by exchange to another fund in the Waddell & Reed Advisors Funds, W&R Funds, Inc. and/or Waddell & Reed InvestEd Portfolios, Inc. the payment may be delayed for up to ten (10) days from the date of purchase to ensure that your previous investment has cleared.
  If you purchase shares of the Fund from certain broker-dealers, banks or other authorized third parties, the Fund will be deemed to have received your purchase order when that third party (or its designee) has received your order. Your order will receive the offering price next calculated after the order has been received in proper form by the authorized third party (or its designee). You should consult that firm to determine the time by which it must receive your order for you to purchase shares of the Fund at that day's price.

When you sign your account application, you will be asked to certify that your Social Security or other taxpayer identification number is correct and whether you are subject to backup withholding for failing to report income to the Internal Revenue Service.

W&R, Inc. reserves the right to reject any purchase orders, including purchases by exchange, and it and the W&R Fund reserve the right to discontinue offering W&R Fund shares for purchase.

Minimum Investments for the W&R Fund
For Class A, Class B and Class C:
To Open an Account	$500
For certain exchanges	$100
For certain retirement accounts and accounts opened with Automatic Investment Service	$50
For certain retirement accounts and accounts opened through payroll deductions	$25
To Add to an Account	Any amount
For certain exchanges	$100
For Automatic Investment Service	$25
For Class Y:
To Open an Account
For a government entity or authority or for a corporation	$10 million (within first twelve months)
For other eligible investors	Any amount
To Add to an Account	Any amount

Adding to Your Account

Subject to the minimums described above, you can make additional investments of any amount at any time.

To add to your account, make your check payable to Waddell & Reed, Inc. Mail the check to W&R, Inc., along with the detachable form that accompanies the confirmation of a prior purchase or your year-to-date statement, or a letter stating your account number, the account registration, the Fund and the class of shares that you wish to purchase.

To add to your Class Y account by wire: Instruct your bank to wire the amount you wish to invest, along with the account number and registration, to UMB Bank, n.a., ABA Number 101000695, for the account of Waddell & Reed, Inc. Number 9800007978, Special Account for Exclusive Benefit of Customers FBO Customer Name and Account Number.

If you purchase shares of the Fund from certain broker-dealers, banks or other authorized third parties, additional purchases may be made through those firms.

HOW TO SELL SHARES

You can arrange to take money out of your Fund account at any time by selling (redeeming) some or all of your shares.

The redemption price (price to sell one share of a particular class of the Fund) is the NAV per share of that Fund class, subject to any applicable CDSC.

To sell shares by written request: Complete an Account Service Request form, available from your financial advisor, or write a letter of instruction with:

  the name on the account registration
  the Fund's name
  the account number
  the dollar amount or number, and the class, of shares to be redeemed any other applicable requirements listed in the table below

Deliver the form or your letter to your financial advisor, or mail it to:

Waddell & Reed Services Company

P.O. Box 29217

Shawnee Mission, Kansas

66201-9217

Unless otherwise instructed, Waddell & Reed Services Company will send a check to the address on the account.

To sell Class Y shares by telephone or fax: If you have elected this method in your application or by subsequent authorization, call 800-532-2783, or fax your request to 800-532-2784, and give your instructions to redeem your shares (redemption must be equal to or greater than $1,000.00) and make payment by wire to your predesignated bank account or by check to you at the address on the account.

When you place an order to sell shares, your shares will be sold at the next NAV calculated, subject to any applicable CDSC, after receipt of a written request for redemption in good order by Waddell & Reed Services Company at the address listed above. Note the following:

  If more than one person owns the shares, each owner must sign the written request.
  If you recently purchased the shares by check, the Fund may delay payment of redemption proceeds. You may arrange for the bank upon which the purchase check was drawn to provide telephone or written assurance, satisfactory to the Fund, that the check has cleared and been honored. If you do not, payment of the redemption proceeds on these shares will be delayed until the earlier of ten (10) days from the date of purchase or the date the Fund can verify that your purchase check has cleared and been honored.
  Redemptions may be suspended or payment dates postponed on days when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted or as permitted by the Securities and Exchange Commission.
  Payment is normally made in cash, although under extraordinary conditions redemptions may be made in portfolio securities when the Fund's Board of Directors determines that conditions exist making cash payments undesirable. The Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of its NAV during any 90-day period of any one shareholder.
  If you purchased shares of the Fund from certain broker-dealers, banks or other authorized third parties, you may sell those shares through those firms, some of which may charge you a fee and may have additional requirements to sell Fund shares. The Fund will be deemed to have received your order to sell shares when that firm (or its designee) has received your order. Your order will receive the NAV of the applicable class, subject to any applicable CDSC, next calculated after the order has been received in proper form by the authorized firm (or its designee). You should consult that firm to determine the time by which it must receive your order for you to sell shares at that day's price.
Special Requirements for Selling Shares
Account Type	Special Requirements
Individual or Joint Tenant	The written instructions must be signed by all persons required to sign for transactions, exactly as their names appear on the account.
Sole Proprietorship	The written instructions must be signed by the individual owner of the business.
UGMA, UTMA	The custodian must sign the written instructions indicating capacity as custodian.
Retirement Account	The written instructions must be signed by a properly authorized person
Trust	The trustee must sign the written instructions indicating capacity as trustee. If the trustee's name is not in the account registration, provide a currently certified copy of the trust document.
Business or Organization	At least one person authorized by corporate resolution to act on the account must sign the written instructions.
Conservator, Guardian or Other Fiduciary	The written instructions must be signed by the person properly authorized by court order to act in the particular fiduciary capacity.

A Fund may require a signature guarantee in certain situations such as:

  a redemption request made by a corporation, partnership or fiduciary a redemption request made by someone other than the owner of record the check is made payable to someone other than the owner of record

This requirement is to protect you and W&R, Inc. from fraud. You can obtain a signature guarantee from most banks and securities dealers, but not from a notary public.

The W&R Fund reserves the right to redeem at NAV all of your Fund shares in the your account if the aggregate NAV of those shares is less than $500. The Fund will give you notice and sixty (60) days to purchase a sufficient number of additional shares to bring the aggregate NAV of your shares in the Fund to $500. These redemptions will not be subject to CDSC. The Fund will not apply its redemption right to individual retirement plan accounts or to accounts which have an aggregate NAV of less than $500 due to market forces.

You may reinvest, without, charge, all or part of the amount of Class A shares of the Fund you redeemed by sending to the Fund the amount you want to reinvest. The reinvested amounts must be received by the Fund within forty-five (45) days after the date of your redemption. You may do this only once with Class A shares of the Fund.

The CDSC will not apply to the proceeds of Class A (as applicable), Class B or Class C shares of the Fund which are redeemed and then reinvested in shares of the same class of the Fund within forty-five (45) days after such redemption. W&R, Inc. will, with your reinvestment, restore an amount equal to the CDSC attributable to the amount reinvested by adding the CDSC amount to your reinvestment. For purposes of determining a future CDSC, the reinvestment will be treated as a new investment. You may do this only once as to Class B shares of the Fund and once as to Class C shares of the Fund. This privilege may be eliminated or modified at any time without prior notice to shareholders.

Payments of principal and interest on loans made pursuant to a 401(a) qualified plan (if such loans are permitted by the plan) may be reinvested, without payment of a sales charge, in Class A shares of the Fund if the plan may invest in the Fund.

APPENDIX E

FINANCIAL HIGHLIGHTS

W&R International Growth Fund

Class A Shares
For a Share of Capital Stock Outstanding Throughout Each Period:

	For the six months ended 9/30/02	For the fiscal year ended 3/31/02	For the period from 7/3/00(1) to 3/31/01
Net asset value, beginning of period	$9.82	$12.03	$24.33
Income (loss) from investment operations: Net investment income (loss)	0.02	(0.17)	(0.02)
Net realized and unrealized loss on investments	(2.03)	(2.01)	(6.46)
Total from investment operations	(2.01)	(2.18)	(6.48)
Less distributions:
From net investment income	(0.00)	(0.00)	(.00)
From capital gains	(0.00)	(0.03)	(5.82)
Total Distributions	(0.00)	(0.03)	(5.82)
Net asset value, end of period	$7.81	$9.82	$12.03
Total return(2)	-20.47%	-18.12%	-29.73%
Net assets, end of period (in millions)	$5	$7	$5
Ratio of expenses to average net assets	2.12%(3)	1.89%	1.72%(3)
Ratio of net investment income (loss) to average net assets	0.49%(3)	-0.49%	-0.31%(3)
Portfolio turnover rate	54.78%	133.83%	103.03%(4)

(1) Commencement of operations of the class.

(2) Total return calculated without taking into account the sales load deducted on an initial purchase.

(3) Annualized.

(4) For the fiscal year ended March 31, 2001.

FINANCIAL HIGHLIGHTS

W&R International Growth Fund

Class B Shares
For a Share of Capital Stock Outstanding Throughout Each Period:

	For the six months ended 9/30/02	For the fiscal year ended 3/31/02	For the period from 7/10/00(1) to 3/31/01
Net asset value, beginning of period	$9.65	$11.94	$24.59
Loss from investment operations: Net investment loss	(0.03)	(0.19)	(0.09)
Net realized and unrealized loss on investments	(1.99)	(2.07)	(6.74)
Total from investment operations	(2.02)	(2.26)	(6.83)
Less distributions:
From net investment income	(0.00)	(0.00)	(0.00)
From capital gains	(0.00)	(0.03)	(5.82)
Total Distributions	(0.00)	(0.03)	(5.82)
Net asset value, end of period	$7.63	$9.65	$11.94
Total return	-20.93%	-18.93%	-30.89%
Net assets, end of period (in millions)	$2	$2	$2
Ratio of expenses to average net assets	3.24%(2)	2.89%	2.61%(2)
Ratio of net investment loss to average net assets	-0.58%(2)	-1.42%	-1.30%(2)
Portfolio turnover rate	54.78%	133.83%	103.03%(3)

(1) Commencement of operations of the class.

(2) Annualized.

(3) For the fiscal year ended March 31, 2001.

FINANCIAL HIGHLIGHTS

W&R International Growth Fund

Class C Shares(1)
For a Share of Capital Stock Outstanding Throughout Each Period:

	For the six months ended 9/30/02	For the fiscal year ended March 31,
		2002	2001	2000	1999	1998
Net asset value, beginning of period	$9.69	$11.96	$28.58	$15.58	$15.04	$12.40
Income (loss) from investment operations: Net investment loss	(0.02)	(0.11)	(0.17)	(0.34)	(0.07)	(0.10)
Net realized and unrealized gain (loss) on investments	(2.00)	(2.13)	(10.63)	15.14	1.55	4.12
Total from investment operations	(2.02)	(2.24)	(10.80)	14.80	1.48	4.02
Less distributions:
From net investment income	(0.00)	(0.00)	(0.00)	(0.00)	(0.00)	(0.00)
From capital gains	(0.00)	(0.03)	(5.82)	(1.80)	(0.94)	(1.38)
Total distributions	(0.00)	(0.03)	(5.82)	(1.80)	(0.94)	(1.38)
Net asset value, end of period	$7.67	$9.69	$11.96	$28.58	$15.58	$15.04
Total return	-20.85%	-18.73%	-40.45%	97.89%	10.36%	35.24%
Net assets, end of period (in millions)	$53	$74	$123	$233	$100	$87
Ratio of expenses to average net assets	2.93%(2)	2.62%	2.36%	2.37%	2.35%	2.35%
Ratio of net investment loss to average net assets	-0.25%(2)	-1.03%	-1.03%	-1.48%	-0.53%	-0.82%
Portfolio turnover rate	54.78%	133.83%	103.03%	125.71%	116.25%	105.11%

(1) Class B shares were combined with Class C shares effective March 24,2000 and were redesignated Class C shares.

(2) Annualized.

FINANCIAL HIGHLIGHTS

W&R International Growth Fund

Class Y Shares
For a Share of Capital Stock Outstanding Throughout Each Period:

	For the six months ended 9/30/02	For the fiscal year ended March 31,
		2002	2001	2000	1999	1998
Net asset value, beginning of period	$10.55	$12.87	$29.86	$16.08	$15.35	$12.52
Income (loss) from investment operations: Net investment income (loss)	0.04	(0.18)	(0.17)	(1.41)	0.05	0.01
Net realized and unrealized gain (loss) on investments	(2.19)	(2.11)	(11.00)	16.99	1.62	4.20
Total from investment operations	(2.15)	(2.29)	(11.17)	15.58	1.67	4.21
Less distributions:
From net investment income	(0.00)	(0.00)	(0.00)	(0.00)	(0.00)	(0.00)
From capital gains	(0.00)	(0.03)	(5.82)	(1.80)	(0.94)	(1.38)
Total distributions	(0.00)	(0.03)	(5.82)	(1.80)	(0.94)	(1.38)
Net asset value, end of period	$8.40	$10.55	$12.87	$29.86	$16.08	$15.35
Total return	-20.28%	-17.79%	-39.91%	99.74%	11.41%	36.45%
Net assets, end of period (000 omitted)	$6,984	$8,314	$6,594	$5,296	$629	$419
Ratio of expenses to average net assets	1.69%(1)	1.52%	1.44%	1.48%	1.44%	1.51%
Ratio of net investment income (loss) to average net assets	0.97%(1)	-0.11%	-0.02%	-0.80%	0.36%	0.07%
Portfolio turnover rate	54.78%	133.83%	103.03%	125.71%	116.25%	105.11%

(1) Annualized.

APPENDIX F

                                             FINANCIAL HIGHLIGHTS
                                    Ivy International Small Companies Fund

                                                  Class A

                                                                            For the Period From

                                                 12/31/2002   12/31/2001   12/31/2000    12/31/199   12/31/1998
                                                  01/01 to    01/01 to      01/01 to     01/01 to     01/01 to

Net Asset Value Beginning Period.............   $  8.17       $12.71      $ 12.45      $  8.95      $  8.66
Increase (decrease) From Investment Operations
Net Investment Income (loss) ...............      (.06)(c)(d)   (.12)(c)(d)  (.03)(c)(d)  (.05)(c)     .04(c)

Net Gains or (losses) on Securities
    (realized and unrealized) ...............    (2.00)         (4.41)         .64         3.58         .41

 Total From Investment Operations ..........      (2.06)         (4.53)         .61         3.53         .45

Less Distributions
Dividends From Net Investment
    Income ................................       $ --           $ --         $ --        $ --         $ .15
Distributions From Realized Gains ..........       --            .01          .35          .03          .01
 Total Distributions .......................        --            .01          .35          .03          .16
Net Asset Value at End of Period ...........   $  6.11       $  8.17      $ 12.71      $ 12.45      $  8.95

 Total Return (%) (a) (e) ..................     (25.21)       (35.65)        4.94        39.45         5.24

Ratios and Supplemental Data
Net Assets, End of Period (000) ............    $1,435        $3,583       $8,976       $1,069         $980
Ratio of Expenses to Average Net

  Assets with Reimbursement (%) (b) ........      2.28          2.24         2.24         2.33         2.47
Ratio of Expenses to Average Net
  Assets without Reimbursement (%) (b) ....        4.59          3.15         3.77         8.56         6.38
Ratio of net Investment Income
  (loss) to Average Net Assets (%).........        (.79)(c)     (1.15)(c)     (.21)(c)     (.47)(c)      .39(c)
Portfolio Turnover Rate (%)..................      146           118          124           98           18

(a)  Total return does not reflect a sales charge.
(b)  For 1997, total expenses include fees paid indirectly, if any, through an expense offset arrangement.
(c)  Net investment income (loss) is net of expenses reimbursed by Manager.
(d)  Based on average shares outstanding.
(e)  Total return represents aggregate total return.

                                                     Class B

                                                                          For the Period From
                                                  01/01 to    01/01 to       01/01 to     01/01 to     01/01 to
                                                 12/31/2002  12/31/2001     12/31/2000   12/31/1999   12/31/1998

Net Asset Value Beginning Period.............    $ 8.00         $12.53        $12.30        $ 8.92       $ 8.63
Increase (decrease) From Investment Operations
  Net Investment Income (loss) ...............     (.10)(c)(d)    (.18)(c)(d)   (.13)(c)      (.13)(c)     (.03)(c)
  Net Gains or (losses) on Securities
    (realized and unrealized)................      (1.96)        (4.34)          .65          3.54          .41

    Total From Investment Operations ..........    (2.06)        (4.52)          .52          3.41          .38

Less Distributions
  Dividends From Net Investment Income ......    $   --         $ --          $ --          $ --            $ .08
  Distributions From Realized Gains...........      --             .01           .29           .03          .01

 Total Distributions .........................        --           .01           .29           .03          .09

  Net Asset Value at End of Period...........    $ 5.94         $ 8.00        $12.53        $12.30        $8.92
    Total Return (%) (a) (e) ................    (25.75)        (36.09)         4.27         38.24         4.46

Ratios and Supplemental Data
  Net Assets, End of Period (000) ............   $1,475        $3,190         $5,553        $1,238       $1,027
  Ratio of Expenses to Average Net
    Assets with Reimbursement (%) (b) ........     2.93          2.95           2.96          3.10         3.24
  Ratio of Expenses to Average Net
    Assets without Reimbursement (%) (b)......     5.24          3.86           4.49          9.33         7.15
    Ratio of net Investment Income(loss)
    to Average Net Assets (%) ................    (1.44)(c)     (1.85)(c)       (.93)(c)     (1.23)(c)     (.38)(c)
Portfolio Turnover Rate (%)..................       146           118            124            98           18

(a)  Total return does not reflect a sales charge.
(b)  For 1997, total expenses include fees paid indirectly, if any, through an expense offset arrangement.
(c)  Net investment income (loss) is net of expenses reimbursed by Manager.
(d)  Based on average shares outstanding.
(e)  Total return represents aggregate total return.

                                                     Class C

                                                                     For the Period From
                                                 01/01 to    01/01 to    01/01 to    01/01 to    01/01 to
                                                12/31/2002  12/31/2001  12/31/2000  12/31/1999  12/31/1998

Net Asset Value Beginning Period.............    $8.04        $ 12.60      $ 12.38      $  8.97     $ 8.65
Increase (decrease) From Investment Operations
  Net Investment Income (loss) ...............    (.10)(c)(d)   (.18)(c)(d)   (.12)(c)     (.12)(c)   (.03)(c)
  Net Gains or (losses) on Securities
    (realized and unrealized) ...............    (1.96)        (4.37)          .64         3.56        .42

     Total From Investment Operations ........   (2.06)        (4.55)          .52         3.44        .39

Less Distributions
  Dividends From Net Investment Income .......   $ --         $ --         $ --         $ --        $  .06
  Distributions From Realized Gains...........    --              .01          .03           .03       .01

 Total Distributions .......................       --             .01          .30           .03       .07

  Net Asset Value at End of Period ..........    $5.98          $8.04       $12.60        $12.38     $8.97

 Total Return (%) (a) (e) ..................    (25.62)        (36.13)        4.25         38.36      4.55

Ratios and Supplemental Data
  Net Assets, End of Period (000) ............    $945         $2,308       $4,522        $1,196    $1,125
  Ratio of Expenses to Average Net
    Assets with Reimbursement (%) (b) ........    2.92           2.96         2.96         3.04       3.16
  Ratio of Expenses to Average Net
    Assets without Reimbursement (%) (b)......    5.23           3.87         4.49         9.27       7.07
  Ratio of net Investment Income
    (loss) to Average Net Assets (%).........    (1.43)         (1.87)(c)     (.93)(c)    (1.18)(c)   (.30)(c)
Portfolio Turnover Rate (%)..................      146            118          124           98         18

(a)  Total return does not reflect a sales charge.
(b)  For 1997, total expenses include fees paid indirectly, if any, through an expense offset arrangement.
(c)  Net investment income (loss) is net of expenses reimbursed by Manager.
(d)  Based on average shares outstanding.
(e)  Total return represents aggregate total return.

                                                    Advisor

                                                                     For the Period From
                                                     01/01 to     01/01 to     01/01 to     07/01(e) to
                                                    12/31/2002   12/31/2001   12/31/2000    12/31/1999

Net Asset Value Beginning Period.............        $8.23        $12.76         $12.48        $ 9.94
Increase (decrease) From Investment Operations
  Net Investment Income (loss) ...............        (.03)(c)(d)   (.08)(c)(d)    (.02)(c)(d)   -- (c)
  Net Gains or (losses) on Securities
    (realized and unrealized) ...............        (2.02)        (4.44)           .64          2.57

    Total From Investment Operations.........        (2.05)        (4.52)           .66          2.57

Less Distributions
  Dividends From Net Investment
    Income ..................................        $ --         $ --           $ --          $ --
 Distributions From Realized Gains...........         --             .01            .38           .03

    Total Distributions .......................        --            .01            .38           .03

Net Asset Value at End of Period..............       $6.18         $8.23         $12.76        $12.48

 Total Return (%) (a) (f) ..................        (24.91)       (35.44)          5.32         25.87

Ratios and Supplemental Data
  Net Assets, End of Period (000) ............        $296(g)       $982         $4,165          $291
  Ratio of Expenses to Average Net
    Assets with Reimbursement (%) (b) ........        1.84          1.87           1.89          1.83(g)
  Ratio of Expenses to Average Net
    Assets without Reimbursement (%) (b).......       4.15          2.78           3.42          8.06(g)
  Ratio of net Investment Income
    (loss) to Average Net Assets (%) .........
                                                      (.35)(c)      (.78)(c)        .15(c)        .03(c)(g)
Portfolio Turnover Rate (%)..................          146           118            124            98

(a)  Total return does not reflect a sales charge.
(b)  For 1997, total expenses include fees paid indirectly, if any, through an expense offset arrangement.
(c)  Net investment income (loss) is net of expenses reimbursed by Manager.
(d)  Based on average shares outstanding.
(e)  Commencement.
(f)  Total return represents aggregate total return.
(g)  Annualized.

                                                Ivy Global Fund

                                                  Class A

                                                                      For the Period Fro                m
                                                  01/01 to    01/01 to    01/01 to    01/01 to   01/01 to
                                                 12/31/2002  12/31/2001  12/31/2000  12/31/1999  12/31/1998

Net Asset Value Beginning Period.............    $8.71         $10.63      $13.42       $11.32      $0.93
Increase (decrease) From Investment Operations
  Net Investment Income (loss) ...............    (.02)(c)(d)   (.06)(c)     .02(c)       .01(c)     .02(c)
  Net Gains or (losses) on Securities
    (realized and unrealized) ...............    (1.76)(f)      (1.86)      (1.91)        2.98        .91

  Total From Investment Operations ..........    (1.78)         (1.92)      (1.89)        2.99        .93

Less Distributions
  Dividends From Net Investment
    Income ................................     $ --           $ --          $ --         $ --       $ --
  Distributions From Realized Gains ..........    --             --           .90          .89        .54
Total Distributions ......................       --             --           .90          .89        .54
   Net Asset Value at End of Period ...........  $6.93         $ 8.71      $10.63       $13.42     $11.32
 4
    Total Return (%) (a) (e) .................. (20.44)(f)     (18.06)     (13.91)       26.51       8.59

Ratios and Supplemental Data
  Net Assets, End of Period (000) ............  $3,339         $5,542      $8,135      $11,828    $14,660
  Ratio of Expenses to Average Net
    Assets with Reimbursement (%) (b) ........    2.13           2.14        2.17         2.17       2.18
  Ratio of Expenses to Average Net
    Assets without Reimbursement (%) (b) .....    4.38           4.21        3.11         2.77       2.54
  Ratio of net Investment Income
  (  loss) to Average Net Assets (%) .........    (.23)(c)       (.58) (c)    .16(c)       .09(c)     .16(c)
Portfolio Turnover Rate (%)..................       61             72         102           50         17

(a)  Total return does not reflect a sales charge.
(b)  For 1997, total expenses include fees paid indirectly, if any, through an expense offset arrangement.
(c)  Net investment income (loss) is net of expenses reimbursed by Manager.
(d)  Based on average shares outstanding.
(e)  Total return represents aggregate total return.
(f)  Includes redemption fees added to capital paid-in (see Note 1). Total return for Global excluding redemption fees would have been (21.28%) for the year ended 12/31/02.

                                                Ivy Global Fund

                                                  Class B

                                                                      For the Period Fro                     m
                                                     01/01 to    01/01 to    01/01 to    01/01 to    01/01 to
                                                    12/31/2002  12/31/2001  12/31/2000  12/31/1999  12/31/1998

Net Asset Value Beginning Period.............       $8.36         $10.30      $13.14      $11.19      $10.90
Increase (decrease) From Investment Operations
  Net Investment Income (loss) ...............       (.09)(c)(d)    (.17)(c)    (.09)(c)    (.10)(c)    (.09)(c)
  Net Gains or realized and unrealized)
    (losses) on Securities ...............          (1.77)         (1.77)      (1.85)       2.94         .92

     Total From Investment Operations .........     (1.86)         (1.94)      (1.94)       2.84         .83

Less Distributions
  Dividends From Net Investment Income ........    $ --           $ --        $ --        $ --        $ --
  Distributions From Realized Gains ..........       --             --           .90         .89         .5
   Total Distributions .......................      --             --           .90         .89         .544
  Net Asset Value at End of Period ...........      $6.50         $ 8.36      $10.30      $13.14      $11.19
 4
    Total Return (%) (a) (e) ..................    (22.25)        (18.83)     (14.58)      25.31        7.69

Ratios and Supplemental Data
  Net Assets, End of Period (000) ............     $1,124         $2,421      $4,769      $7,316      $7,495
  Ratio of Expenses to Average Net
    Assets with Reimbursement (%) (b) ........       3.12           3.05        2.99        2.99        2.97
  Ratio of Expenses to Average Net
    Assets without Reimbursement (%) (b)......       5.37           5.12        3.93        3.59        3.33
  Ratio of net Investment Income
    (loss) to Average Net Assets (%) .........      (1.23)(c)      (1.49)(c)    (.66)(c)    (.72)(c)    (.63)(c)
Portfolio Turnover Rate (%)..................          61             72         102          50          17

(a)  Total return does not reflect a sales charge.
(b)  For 1997, total expenses include fees paid indirectly, if any, through an expense offset arrangement.
(c)  Net investment income (loss) is net of expenses reimbursed by Manager.
(d)  Based on average shares outstanding.
(e)  Total return represents aggregate total return.

                                                Ivy Global Fund

                                                  Class C

                                                                        For the Period Fro

                                                      01/01 to      01/01 to    01/01 to     01/01 to    01/01 to
                                                    12/31/2002    12/31/2001   12/31/2000   12/31/1999  12/31/1998

Net Asset Value Beginning Period.............          $8.05        $9.93      $12.75       $10.90       $10.67
Increase (decrease) From Investment Operations
  Net Investment Income (loss) ...............          (.09)(c)(d)  (.13)(c)    (.11)(c)     (.16)(c)     (.16)(c)
  Net Gains or (losses) on Securities
    (realized and unrealized) ..............           (1.74)        (1.75)      (1.81)        2.90         .93

    Total From Investment Operations ..........        (1.83)        (1.88)      (1.92)        2.74         .77

Less Distributions
  Dividends From Net Investment Income .......        $ --           $ --        $ --         $ --         $ --
  Distributions From Realized Gains ..........          --             --          .90          .89         .54
  Total Distributions .......................           --             --          .90          .89         .54

   Net Asset Value at End of Period ...........    $     6.22      $  8.05      $  9.93       $12.75      $10.90

    Total Return (%) (a) (e) ..................      (22.73)       (18.93)     (14.88)        25.24        7.30

Ratios and Supplemental Data
  Net Assets, End of Period (000) ............         $72          $148         $178          $267        $428
  Ratio of Expenses to Average Net
    Assets with Reimbursement (%) (b)                 3.19          3.20         3.36          3.23        3.30
  Ratio of Expenses to Average Net
    Assets without Reimbursement (%) (b)            .5.44          5.27         4.30          3.83        3.66
  Ratio of net Investment Income
    (loss) to Average Net Assets (%).........        (1.30)(c)     (1.64)(c)    (1.03)(c)      (.96)(c)    (.96)(c)
Portfolio Turnover Rate (%)..................          61            72          102             50         17

(a)  Total return does not reflect a sales charge.
(b)  For 1997, total expenses include fees paid indirectly, if any, through an expense offset arrangement.
(c)  Net investment income (loss) is net of expenses reimbursed by Manager.
(d)  Based on average shares outstanding.
(e)  Total return represents aggregate total return.

                                                Ivy Global Fund

                                                  Advisor

                                                                    For the Period Fro                          m
                                                     01/01 to    01/01 to    01/01 to     01/01 to    04/30(e) to
                                                    12/31/2002  12/31/2001  12/31/2000   12/31/1999  12/31/1998

Net Asset Value Beginning Period.............       $ 8.80     $ 10.73      $ 13.50     $ 11.36      $ 13.26
Increase (decrease) From Investment Operations
Net Investment Income (loss) ...............           --(c)(d)   (.05)(c)      .05(c)      .08(c)       .05(c)
Net Gains or (losses) on Securities
(realized and unrealized) ...............            (1.88)      (1.88)        (1.92)      2.95        (1.41)

 Total From Investment Operations ..........          (1.88)      (1.93)        (1.87)      3.03        (1.36)

Less Distributions
Dividends From Net Investment
    Income ................................         $  --         $ --         $ --       $ --         $ --
Distributions From Realized Gains ..........          --           --           .90        .89          .54

 Total Distributions .......................           --           --          .90        .89          .54

 Net Asset Value at End of Period ...........      $  6.92      $  8.80       $ 10.73   $ 13.50        $11.36

 Total Return (%) (a) (f) ..................        (21.36)      (17.99)       (13.67)    26.77        (10.19)

Ratios and Supplemental Data
Net Assets, End of Period (000) ............         $ 68         $ 94           $155      $179         $321
Ratio of Expenses to Average Net

  Assets with Reimbursement (%) (b) ........          1.95         2.02          1.95      1.96         1.75(g)
Ratio of Expenses to Average Net
  Assets without Reimbursement (%) (b)              .4.20          4.09         2.89      2.56         2.11(g)
Ratio of net Investment Income

  (loss) to Average Net Assets (%).........        (.06)(c)       (.45)(c)        .38(c)    .31(c)       .59(c)(g)

Portfolio Turnover Rate (%)..................          61           72             102        50         17
(a)  Total return does not reflect a sales charge.
(b)  For 1997, total expenses include fees paid indirectly, if any, through an expense offset arrangement.
(c)  Net investment income (loss) is net of expenses reimbursed by Manager.
(d)  Based on average shares outstanding.
(e)  Commencement.
(f)  Total return represents aggregate total return.
(g)  Annualized.

APPENDIX G

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
FOR THE W&R INTERNATIONAL GROWTH FUND

Manager's Discussion

March 31, 2002

An interview with Thomas A. Mengel, portfolio manager of W&R Funds, Inc. - International Growth Fund

This report relates to the operation of W&R Funds, Inc. - International Growth Fund for the fiscal year ended March 31, 2002. The following discussion, graphs and tables provide you with information regarding the Fund's performance during that period.

How did the Fund perform during the last fiscal year?
The Fund struggled during what proved to be a difficult environment for international equities, underperforming its benchmark index. The Class C shares of the Fund declined 18.73 percent, compared with the Morgan Stanley Capital International E.A.FE. Index (the index that generally reflects the performance of the securities markets in Europe, Australia and the Far East), which declined 8.5 percent for the fiscal year, and the Lipper International Funds Universe Average (the index that generally reflects the performance of funds with similar investment objectives), which declined 7.4 percent during the period.

Why did the Fund lag its benchmark indexes during the fiscal year?
The Fund underperformed its benchmark index, we believe, because we remained in a defensive investment position for the first half of the fiscal year. Our cautious approach was initially a reaction to the rapidly deteriorating global technology sector and its potential impact on earnings, equity prices, investor sentiment and global economies. Early in 2001 it was apparent that this tremendous capital spending disruption had thrown the United States into recession, and we felt that there was serious risk that the global economic slowdown might become a global recession. Uncertainty following the terrorist attacks of September 11 further supported our cautious investment mode. In the final calendar quarter of 2001, we pared our defensive investment positions and raised our holdings of cyclical and growth-oriented companies. This was in response to improved investor confidence and early signs of global economic stabilization late in that quarter, which we believe primarily resulted from an unprecedented pace of monetary ease in the United States. Most major foreign central banks also reduced interest rates throughout 2001. In addition, several countries provided fiscal stimulus, such as tax cuts, to aid their economies.

The Fund also was negatively impacted by the generally strong U.S. dollar during the period. Europe's single currency, the euro, was especially weak in the first half of the fiscal year, as the European Central Bank was slow to reduce interest rates. The dollar, in contrast, was boosted by aggressive U.S. monetary easing and safe-haven inflows during the global slowdown. This resulted in a negative currency contribution to our investment performance.

What other market conditions or events influenced the Fund's performance during the fiscal year?
Investors in 2001 were faced with the first major global economic downturn in over 25 years. In addition to the cyclical business slowdown, we were on the painful downside of a massive technology sector capital spending boom/bust. Despite efforts to cut operating costs, many companies announced major earnings disappointments. Corporate profitability continued to be hurt by broad disinflationary pressures in the prices of many goods, and even outright deflation in the retail prices of consumer electronics and personal computers. Global central banks responded swiftly and, we feel, appropriately by reducing interest rates and providing ample liquidity to financial markets. Additional interest-rate cuts and fiscal stimulus were added in response to the tragic terrorist attacks of September 11. This external shock immediately created disruptions and distortions in the global economy, while introducing additional uncertainty into the global business cycle.

Now it appears as though the unprecedented amount of global monetary ease has pulled the world economy out of a sharp, but short, downturn. Europe was able to avoid an outright recession. Continental Europe enjoyed a successful introduction of euro notes and coins in January 2002, which was a major step in reducing transaction costs and barriers to business. Consumer and business sentiment in major countries has improved for several months now.

What strategies and techniques did you employ that specifically affected the Fund's performance?
Because the Fund holds primarily foreign investments, the strong U.S. dollar had a negative impact on valuation for much of the fiscal year. The Fund continued to hold what we felt were fundamentally sound growth companies that were negatively impacted early in the fiscal year by high energy prices and, later in the period, by the global economic slowdown which favored fixed income investments rather than equity exposure. We continue to believe in the investment discipline that foreign investments provide important long-term portfolio diversification. However, the U.S. equity market outperformed major foreign markets during both the high-tech boom and the global slowdown that followed.

What industries did you emphasize during the fiscal year, and what looks attractive to you going forward?
Early in the fiscal year we remained in a defensive investment approach, with limited exposure to regions most closely aligned with the slowing U.S. economic activity: Asia, Latin America, Japan, Canada and emerging markets in general. Holdings in Japan and minor markets also were minimized due to what we felt were unresolved domestic financial issues, along with the increased credit risk associated with a global downturn. In the fourth calendar quarter we observed improved investor confidence and early signs of global economic stabilization. In response, we pared our cash and defensive holdings and increased our investments in cyclical and growth-oriented companies. We raised sector weightings in banking, insurance, telecommunications and services. We also repositioned European holdings to further highlight France and Britain, where we felt that early resumption of economic growth was most likely to occur within Europe.

While investors continue to debate the strength and duration of this global recovery, we believe that companies may still face deflationary pricing pressures and uncertain cost structures. These challenges should increase business competition and stress the importance of prudent corporate governance. We are hopeful that our careful financial scrutiny of investment opportunities will help us select those growth companies that are well managed and in the best position to thrive in this new business environment. We intend to continue to closely monitor industrial and consumer activities so we may take advantage of shifts between economic sectors. Several important foreign elections this year will be observed for their potential impact on business, industry and consumers. We remain alert to the heightened military and political tension in the Middle East and Gulf regions, and intend to quickly shift to a more defensive investment posture if such a move becomes appropriate. Crude oil prices have moved up moderately, but we will be vigilant to the risks and windfalls of any dramatic price rise in this critical commodity.

Aside from a possible temporary oil-price shock, we believe that a global recovery should be free of broad inflationary concerns. Monetary and fiscal policy should remain supportive of the global business cycle, in our opinion. Central banks will need to raise interest rates from current extremely low levels, but we believe that rates likely will remain at levels that are historically quite modest. Tax rates for both consumers and business have been lowered in many major and minor countries, creating the potential for a more efficient allocation of capital.

Respectfully,

Thomas A. Mengel
Manager
W&R International Growth Fund

Comparison of Change in Value of $10,000 Investment

                                             Morgan
                                            Stanley
                                W&R          Capital
                     International    International          Lipper
                            Growth           E.A.FE    International
                             Fund,           Index            Funds
                           Class C        (with net         Universe
                            Shares        dividends)         Average
                          ---------       ----------       ----------
     09-30-92              10,000            10,000           10,000
     03-31-93               9,753            10,767           10,710
     03-31-94               9,785            13,190           13,291
     03-31-95              10,160            13,992           13,179
     03-31-96              10,937            15,717           15,407
     03-31-97              13,654            15,946           16,885
     03-31-98              18,466            18,913           20,282
     03-31-99              20,378            20,060           20,315
     03-31-00              40,328            25,093           28,474
     03-31-01              24,015            18,600           20,417
     03-31-02              19,518            17,023           18,905

    ===== W&R International Growth Fund, Class C (1) (2) (3) -- $19,518
    ***** Morgan Stanley Capital International E.A.FE. Index (with net dividends) (2) - $17,023
    *-*-* Lipper International Funds Universe Average (2) - $18,905
    Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
    Comparative performance of W&R International Growth Fund, Class C Shares following change in objective.

                                           Morgan
                                          Stanley
                             W&R          Capital
                   International    International            Lipper
                          Growth           E.A.FE     International
                           Fund,            Index             Funds
                         Class C        (with net          Universe
                          Shares        dividends)           Average
                          ---------      ----------        ----------
     04-30-95             10,000          10,000            10,000
     03-31-96             10,625          10,826            11,321
     03-31-97             13,265          10,983            12,407
     03-31-98             17,939          13,027            14,903
     03-31-99             19,797          13,817            14,927
     03-31-00             39,178          17,284            20,923
     03-31-01             23,330          12,811            15,002
     03-31-02             18,961          11,726            13,892

    ===== W&R International Growth Fund, Class C (3) (4) -- $18,961
    ***** Morgan Stanley Capital International E.A.FE. Index (with net dividends) (4) - $11,726
    *-*-* Lipper International Funds Universe Average (4) - $13,892

(1) Effective as of 4-20-95, the name of the Fund was changed to W&R International Growth Fund and its investment objective was changed to long-term appreciation, with realization of income as a secondary objective.

(2) Because the Fund commenced operations on a date other than at the end of a month, and partial month calculations of the performance of both the indexes are not available, the investments were effected as of September 30, 1992.

(3) The value of the investment in the Fund is impacted by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.

(4) Because the Fund's new investment objective became effective on a date other than at the end of a month, and partial month calculations of the performance of both the indexes are not available, the investments were effected as of April 30, 1995.

                                Average Annual Total Return*
                                Class A   Class B  Class C**  Class Y
-----------------------------------------------------------------------------
1-year period ended 3-31-02     -22.83%   -22.16%   -18.73%   -17.79%
5-year period ended 3-31-02         ---       ---     7.41%     8.45%
Since inception of Class
through 3-31-02***             -29.61%    -29.71%     7.41%    11.15%

*Performance data quoted represents past performance and is based on deduction of the maximum applicable sales load for each of the periods. Class A shares carry a maximum front-end sales load of 5.75%. Class B and Class C shares carry maximum contingent deferred sales charges of 5% and 1%, respectively. Total returns reflect share price appreciation (depreciation), including reinvestment of all income and capital gains distributions. Investment return and principal value will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost.

** Performance data from 3-24-00 represents the actual performance of Class C shares. Performance data prior to 3-24-00 represents the performance of the Fund's original Class B shares. The original Class B shares were combined with Class C shares effective 3-24-00, and redesignated as Class C shares. The original Class B's performance has been adjusted to reflect the current contingent deferred sales charge (CDSC) structure applicable to Class C (1.00% maximum and declining to zero at the end of the first year after investment). Accordingly, these returns reflect no CDSC since it only applies to Class C shares held for twelve months or less. New Class B shares, with fees and expenses different from the original Class B shares, were added to the Fund on 6-30-00.

*** 7-3-00 for Class A shares, 7-10-00 for Class B shares, 9-21-92 for Class C shares and 12-29-95 for Class Y shares (the date on which shares were first acquired by shareholders).

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions on the redemption of Fund shares.

IVY US BLUE CHIP FUND
925 SOUTH FEDERAL HIGHWAY, SUITE 600
BOCA RATON, FLORIDA 33432

Dear Shareholder:

As a shareholder of the Ivy US Blue Chip Fund, you are invited to vote on a proposal to merge your Fund into the W&R Core Equity Fund. Your Fund will hold a special meeting of shareholders on June 3, 2003, at 10:00 a.m., Central Time to consider the proposed acquisition. Your Fund's acquisition is one of a number of fund acquisitions and one liquidation proposed by Waddell & Reed Ivy Investment Company (the "Adviser"), the investment adviser to the Ivy US Blue Chip Fund. The specific details and reasons for the Ivy US Blue Chip Fund's acquisition are contained in the enclosed combined Prospectus and Proxy Statement. Please read it carefully.

After careful consideration, Ivy Fund's Board of Trustees unanimously approved the proposal and recommends that shareholders vote "FOR" the proposal.

This special meeting will be held at the offices of Waddell & Reed Financial, Inc. located at 6300 Lamar Avenue, Overland Park, Kansas. While we hope you can attend this meeting, it is very important that you vote your shares at your earliest convenience. Your Fund has retained the services of Georgeson Shareholder Communications, Inc. to assist shareholders with the voting process. As we get closer to June 3, 2003 shareholders who have not yet voted may receive a call from Georgeson Shareholder Communications reminding them to exercise their right to vote.

Your vote is important, regardless of the number of shares you own. It is important that we receive your vote no later than the time of the special meeting of shareholders on June 3, 2003. If you have more than one account registered in your name, you will receive a separate proxy card for each account. You can vote easily and quickly by mail, by phone, by internet or in person. If voting by mail, a self-addressed, postage-paid envelope has been enclosed for your convenience. If voting by phone, please call 1-800-__-____. If voting by internet, please log on to www.proxyweb.com and use the control number on the front of your proxy card. Please help your Fund avoid the expense of a follow-up mailing by voting today!

If you have any questions regarding the enclosed Combined Prospectus and Proxy Statement, please call Georgeson Shareholder Communications, Inc. at     .

We appreciate your participation and prompt response in these matters and thank you for your continued support.

Sincerely,

Henry J. Herrmann, President
Ivy Fund

April __, 2003

Henry Herrmann is President, Chief Executive Officer, and Chief Investment Officer of Waddell & Reed Investment Management Company, and President and Chief Investment Officer of Waddell & Reed Ivy Investment Company. Mr. Herrmann also serves as President and Chief Investment Officer of Waddell & Reed Financial, Inc., a national mutual fund management and distribution company headquartered in Overland Park, Kansas.

Joining the firm as a senior investment analyst covering the technology industries, Mr. Herrmann began his career with Waddell & Reed in 1971. From 1976 to 1987, he was portfolio manager of the Waddell & Reed Advisors Vanguard Fund. Mr. Herrmann also managed the Waddell & Reed Advisors New Concepts Fund from its inception in June 1983 to February 1989. He was named President and Chief Investment Officer of Waddell & Reed Investment Management Company in 1987.

Mr. Herrmann received his BS in finance from New York University in 1966. Prior to joining Waddell & Reed, he was an investment analyst specializing in high technology stocks for a major New York City bank and two Wall Street brokerage firms.

Mr. Herrmann is a Chartered Financial Analyst. He is a member of the Association for Investment Management and Research (AIMR). He is a member and past president of the Kansas City Society of Financial Analysts.

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD JUNE 3, 2003

IVY US BLUE CHIP FUND

NOTICE IS HEREBY GIVEN that a Special Meeting of the shareholders of the Ivy US Blue Chip Fund will be held at 10:00 a.m. Central Time on Tuesday, June 3, 2003, at the offices of Waddell & Reed Financial, Inc., 6300 Lamar Avenue, Overland Park, Kansas, 66202 for these purposes:

1. To approve an Agreement and Plan of Reorganization providing for the sale of all of the assets of Ivy US Blue Chip Fund to, and the assumption of all of the liabilities of the Ivy US Blue Chip Fund by, the W&R Core Equity Fund in exchange for shares of the W&R Core Equity Fund and the distribution of such shares to the shareholders of the Ivy US Blue Chip Fund in complete liquidation of the Ivy US Blue Chip Fund.

2. To consider and act upon any other matters that properly come before the meeting and any adjourned session of the meeting.

Shareholders of record at the close of business on April 7, 2003, are entitled to notice of and to vote at the meeting and any adjourned session.

By order of the Board of Trustees,

Kristen A. Richards, Secretary

April ____, 2003

Your vote is important, regardless of the number of shares you own. You can vote easily and quickly by phone, by mail, by internet or in person. See the enclosed proxy insert for instructions. Please help your Fund avoid the expense of a follow-up mailing by voting today!

Combined Prospectus And Proxy Statement
April ___, 2003

Acquisition of The Assets and Liabilities of The
Ivy US Blue Chip Fund
c/o Ivy Fund
925 South Federal Highway, Suite 600
Boca Raton, Florida 33432
800-777-6472

By and in Exchange for Shares of the
W&R Core Equity Fund
c/o W&R Funds, Inc.
6300 Lamar Avenue, P.O. Box 29217
Shawnee Mission, Kansas 66201-9217

913-236-2000

QUESTIONS AND ANSWERS ...............................................4

PROPOSAL -- Acquisition of the Ivy US Blue Chip Fund

Appendix D -- Information Applicable to Class A, Class B, Class C and Class Y
 Shares of the W&R Fund and Class A, Class B, Class C

This Combined Prospectus and Proxy Statement ("Prospectus/Proxy") contains information you should know before voting on the Agreement and Plan of Reorganization relating to the proposed acquisition of the Ivy US Blue Chip Fund (the "Acquired Fund") by the W&R Core Equity Fund (the "W&R Fund" and, together with the Acquired Fund, the "Funds") (the "Acquisition") at a Special Meeting of Shareholders of the Acquired Fund (the "Meeting"), which will be held at 10:00 a.m. Central Time on June 3, 2003, at the offices of Waddell & Reed Financial, Inc., 6300 Lamar Avenue, Overland Park, Kansas. The Funds are each a series of a registered, open-end management investment company (mutual funds). The Acquired Fund's investment goal is long-term growth, with current income being a secondary consideration. The W&R Fund's investment goal is capital growth and income. Please read this Prospectus/Proxy and keep it for future reference.

The Proposal in this Prospectus/Proxy relates to the proposed acquisition of the Acquired Fund by the W&R Fund. If the Acquisition of the Acquired Fund occurs, you will become a shareholder of the W&R Fund. If the Agreement and Plan of Reorganization is approved by the shareholders of the Acquired Fund and the Acquisition occurs, the Acquired Fund will transfer all of the assets and liabilities attributable to each class of its shares to the W&R Fund in exchange for shares of a similar class of the W&R Fund with the same aggregate net asset value as the net value of the assets and liabilities transferred. After that exchange, shares of each class received by the Acquired Fund will be distributed pro rata to the Acquired Fund's shareholders of the corresponding class.

Shareholders of the Acquired Fund are being asked to vote on the Proposal in this Prospectus/Proxy. Please review this Proposal carefully.

Please review the enclosed prospectus of the W&R Fund. This document is incorporated into this Prospectus/Proxy by reference. The following documents have been filed with the Securities and Exchange Commission (the "SEC") and are incorporated into this Prospectus/Proxy by reference:

    The Prospectus for the Acquired Fund dated April 30, 2002, as supplemented on May 16, 2002, August 29, 2002, December 23, 2002, January 10, 2003, February 6, 2003 and March 4, 2003.
    The Statement of Additional Information for the Acquired Fund dated April 30, 2002, as supplemented on December 23, 2002 and January 10, 2003.
    Management's Discussion of Fund Performance, the Report of Independent Accountants and the financial statements included in the Annual Report to shareholders of the Acquired Fund dated December 31, 2002.
    The Statement of Additional Information for the W&R Fund dated April  ___, 2003 relating to this Prospectus/Proxy.

The Acquired Fund has previously sent its Annual Report to its shareholders. For a free copy of this Report or any of the documents listed above, you may call 1-800-456-5111, or you may write to the Acquired Fund at the address listed on the cover of this Prospectus/Proxy. You may also obtain many of these documents by accessing the Internet site for the Acquired Fund at www.ivyfunds.com. Text-only versions of all the Acquired Fund documents can be viewed online or downloaded from the EDGAR database on the SEC's Internet site at www.sec.gov. You can review and copy information about the Funds by visiting the Public Reference Room, U.S. Securities and Exchange Commission, 450 Fifth Street, N.W., Washington, DC 20549-0102. In addition, these materials can be inspected and copied at the SEC's regional offices at The Woolworth Building, 233 Broadway, New York, New York 10279 and 175 W. Jackson Boulevard, Suite 900, Chicago, Illinois 60604. You can obtain copies, upon payment of a duplicating fee, by sending an e-mail request to publicinfo@sec.gov or by writing the Public Reference Room at the address above. Information on the operation of the Public Reference Room may be obtained by calling 202-942-8090.

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus/Proxy is truthful or complete. Any representation to the contrary is a criminal offense.

QUESTIONS AND ANSWERS

The following questions and answers provide an overview of key features of the Acquisition and of the information contained in this Prospectus/Proxy. Please review the full Prospectus/Proxy prior to casting your vote.

1. WHAT IS BEING PROPOSED?

The Board of Trustees of the Ivy Fund is recommending approval of a transaction in which the W&R Fund would acquire the Acquired Fund. This means that the W&R Fund would acquire all of the assets and liabilities of the Acquired Fund in exchange for shares of the W&R Fund. The W&R Fund is a portfolio of W&R Funds, Inc. ("W&R Funds") and has similar investment goals, policies, strategies and restrictions as the Acquired Fund. Please see the answer to Question 4 below for more information comparing the investment goals, strategies and policies of the Funds.

If the Acquisition relating to the Acquired Fund is approved and the Acquisition is consummated, your shares of the Acquired Fund will be cancelled and you will receive shares of the W&R Fund with an aggregate net asset value equal to the aggregate net asset value of your Acquired Fund shares as of the business day before the closing of the Acquisition. The Acquisition is currently scheduled to take place on or around [June __], 2003.

2. WHY IS THE ACQUISITION BEING PROPOSED?

Waddell & Reed Ivy Investment Company ("Adviser"), the investment adviser to the Acquired Fund, manages the fifteen mutual fund portfolios that are offered by the Ivy Fund. Waddell & Reed Investment Management Company ("WRIMCO") is the investment adviser to the W&R Funds and Waddell & Reed Advisors Funds (collectively, the "W&R Family of Funds") as well as to W&R Target Funds, Inc. and Waddell & Reed InvestEd Portfolios, Inc. The Adviser and certain affiliates were acquired by Waddell & Reed Financial, Inc. on December 16, 2002, and management of the combined company began the process of comparing product offerings within the Ivy and W&R Family of Funds. The Adviser has proposed a number of acquisitions and one liquidation involving the Ivy Funds and the W&R Family of Funds in addition to the Acquisition described in this Prospectus/Proxy.

The Board of Trustees of the Ivy Fund recommends approval of the Acquisition because it offers shareholders of the Acquired Fund the opportunity to invest in a larger fund (allowing the potential for more efficient operations by spreading relatively fixed costs, such as audit and legal fees, over a larger asset base). In reviewing the Acquisition, the Trustees also considered the following factors, among others:

  the Acquired Fund and the W&R Fund have the same portfolio manager and share similar investment goals and investment strategies and policies.
  based on estimated expense ratios calculated using each Fund's net assets and numbers of shareholders as of December 31, 2002, shareholders of the Acquired Fund are expected to experience lower net expenses, except for Advisor Class shareholders who may experience a slight increase in net expenses as Class Y shareholders of the W&R Fund; and
  the Acquisition is expected to be tax-free for shareholders of the Acquired Fund who choose to remain shareholders of the W&R Fund, while liquidation or shareholder redemption would be a realization event for tax purposes.

Please review "Reasons for the Acquisition" in the "Information About the Acquisition" section under "Proposal" in this Prospectus/Proxy for more information regarding the factors considered by the Ivy Fund Trustees.

3. HOW DO THE MANAGEMENT FEES AND EXPENSES OF THE FUNDS
COMPARE, AND WHAT ARE THEY ESTIMATED TO BE FOLLOWING THE
ACQUISITION?

The following tables allow you to compare the sales charges and management fees and expenses of the Acquired Fund and the W&R Fund and to analyze the estimated expenses that the Adviser expects to be applicable to the combined fund in the first year following the Acquisition. As part of the Acquisition, Class A shareholders of the Acquired Fund will receive Class A shares of the W&R Fund, Class B shareholders of the Acquired Fund will receive Class B shares of the W&R Fund, Class C shareholders of the Acquired Fund will receive Class C shares of the W&R Fund, and Advisor Class shareholders of the Acquired Fund will receive Class Y shares of the W&R Fund. No Class I shares of the Acquired Fund are outstanding as of the date of this Prospectus/Proxy, and Class I shares of the Acquired Fund are not currently available for sale. Therefore, the Acquisition will not involve the transfer of any Class I shares of the Acquired Fund. The shareholder fees presented below for the W&R Fund apply both before and after giving effect to the Acquisition. Sales charges, if applicable, are paid directly by shareholders to the relevant Fund's distributor. Annual Fund Operating Expenses are paid by each Fund. They include management fees, 12b-1 fees (if applicable) and administrative costs, including [pricing] and custody services.

The Annual Fund Operating Expenses shown in the tables below represent expenses for the Acquired Fund for its last fiscal year (ended December 31, 2002) and for the W&R Fund as of September 30, 2002 and those expected to be incurred by the combined fund on a pro forma basis (after giving effect to the Acquisition) and based on pro forma combined net assets as of September 30, 2002.

Shareholders of the Acquired Fund will not pay additional sales charges as a result of the Acquisition, although any contingent deferred sales charge ("CDSC") will continue to apply.

SHAREHOLDER FEES
(paid directly from your investment)

Acquired Fund
	Class A	Class B	Class C	Advisor Class
Maximum sales charge (load) imposed on purchases (as a percentage of the offering price)	5.75%	None	None	None
Maximum deferred sales charge (load) on redemptions (as a percentage of the purchase price)	None(1)	5.00%	1.00%	None
Redemption fee/exchange fee (as a percentage of amount redeemed, if applicable)(2)	2.00%	None	None	None

	W&R Fund
	Class A	Class B	Class C	Class Y
Maximum sales charge (load) on purchases (%) (as a percentage of the offering price)	5.75%	None	None	None
Maximum deferred sales charge (load)(3) on redemptions (%) (as a percentage of the lesser of purchase price or redemption price)	None(4)	5.00%	1.00%	None
Redemption fee/exchange fee (as a percentage of amount redeemed, if applicable)	None	None	None	None

(1) A CDSC of 1.00% may apply to Class A shares of the Acquired Fund if the amount invested was $500,000 or more and the Class A shares are redeemed within two years of the end of the month in which they were purchased. See Appendix D to this Prospectus/Proxy.

(2) If you choose to receive your Acquired Fund redemption proceeds via Federal Funds wire, a $10 wire fee will be charged to your account. Class A shares of the Acquired Fund redeemed or exchanged within 30 days of purchase are subject to a 2.00% redemption/exchange fee. This fee also applies to Class A shares of the Acquired Fund purchased without a sales charge.

(3) The CDSC which is imposed on the lesser of amount invested or redemption value of Class B shares of the W&R Fund, declines from 5% for redemptions made within the first year of purchase, to 4% for redemptions made within the second year, to 3% for redemptions made within the third and fourth years, to 2% for redemptions made within the fifth year, to 1% for redemptions made within the sixth year and to 0% for redemptions made after the sixth year. For Class C shares of the W&R Fund, a 1% CDSC applies to the lesser of amount invested or redemption value of Class C shares redeemed within twelve months of purchase. Solely for purposes of determining the number of months or years from the time of any payment for the purchase of shares in calculating the applicable CDSC, if any, all payments during a month are totaled and deemed to have been made on the first day of the month.

(4) A 1% CDSC may be imposed on purchases of $2 million or more of Class A shares of W&R Fund that are redeemed within twelve months of purchase.

ANNUAL FUND OPERATING EXPENSES (deducted directly from Fund assets)

	Acquired Fund (as of 12/31/02)(1)
	Class A	Class B	Class C	Advisor
Management fees (%)	0.75	0.75	0.75	0.75
Distribution and/or service (12b-1) fees (%)	0.25	1.00	1.00	None
Other Expenses (%)	1.08	1.07	1.16	0.92
Total annual fund operating expenses (%)	2.08	2.82	2.91	1.67
Expenses reimbursed(2)	---	---	---	---
Net Fund operating expenses(%)	2.08	2.82	2.91	1.67

	W&R Fund (as of 9/30/02)
	Class A	Class B	Class C	Class Y
Management fees (%)	0.70	0.70	0.70	0.70
Distribution and/or service (12b-1) fees (%)	0.25	1.00	1.00	0.25
Other Expenses (%)	0.35	0.57	0.42	0.24
Total annual fund operating expenses (%)	1.30	2.27	2.12	1.19

	W&R Fund (Pro Forma Combined at 9/30/02)
	Class A	Class B	Class C	Class Y
Management fees (%)	0.70	0.70	0.70	0.70
Distribution and/or service (12b-1) fees (%)	0.25	1.00	1.00	0.25
Other Expenses (%)	0.44	0.44	0.42	0.27
Total annual fund operating expenses (%)	1.39	2.14	2.12	1.22

(1) The expense information shown above has been restated to reflect current fees. Expenses reimbursed are estimates based on Class A.
(2) The Acquired Fund's Adviser has contractually agreed to reimburse the Fund's expenses for the fiscal year ending December 31, 2003 and for each of the eight following years, to the extent necessary to ensure that the Fund's Annual Fund Operating Expenses, when calculated at the Fund level, do not exceed 2.50% of the Fund's average net assets (excluding 12b-1 fees and certain other expenses).

EXAMPLE EXPENSES

Example Expenses help you compare the cost of investing in the Acquired Fund or the W&R Fund currently with the cost of investing in the W&R Fund on a pro forma combined basis and also allow you to compare these costs with the cost of investing in other mutual funds. Your actual costs may be higher or lower. The following hypothetical conditions were used in performing the calculations:

    $10,000 initial investment
    5% total return for each year
    Each Fund's operating expenses remain the same
    Reinvestment of all dividends and distributions
ACQUIRED FUND	1 YEAR	3 YEARS	5 YEARS	10 YEARS
Class A	$774	$1,189	$1,629	$2,847
Class B did not sell your shares sold all your shares at end of period	285 785	874 1,174	1,489 1,689	3,062(1) 3,062(1)
Class C did not sell your shares sold all your shares at end of period	285 385	874 874	1,489 1,489	3,233 3,233
Advisor Shares	170	526	907	1,976

W&R FUND	1 YEAR	3 YEARS	5 YEARS	10 YEARS
Class A	$700	$963	$1,247	$2,053
Class B did not sell your shares sold all your shares at end of period	$230 $630	$709 $1,009	$1,215 $1,315	$2,359(1) $2,359(1)
Class C did not sell your shares sold all your shares at end of period	$215 $215	$664 $664	$1,139 $1,139	$2,452 $2,452
Class Y	$121	$378	$654	$1,443

W&R FUND (PRO FORMA COMBINED)	1 YEAR	3 YEARS	5 YEARS	10 YEARS
Class A	$708	$990	$1,292	$2,148
Class B did not sell your shares sold all your shares at end of period	$217 $617	$670 $970	$1,149 $1,249	$2,280(1) $2,280(1)
Class C did not sell your shares sold all your shares at end of period	$215 $215	$664 $664	$1,139 $1,139	$2,452 $2,452
Class Y	$124	$387	$670	$1,477

(1) Reflects annual operating expenses of Class A shares after conversion of Class B shares into Class A shares 8 years after the month in which the shares were purchased.

The projected post-Acquisition pro forma Annual Fund Operating Expenses and Example Expenses presented above are based upon numerous material assumptions, including that (1) the current contractual agreements will remain in place and (2) certain fixed costs involved in operating the Acquired Fund are eliminated. Although these projections represent good faith estimates, there can be no assurance that any particular level of expenses or expense savings will be achieved, because expenses depend on a variety of factors, including the future level of fund assets, many of which are beyond the control of the W&R Fund or WRIMCO.

4. HOW DO THE INVESTMENT GOALS, STRATEGIES AND POLICIES OF THE ACQUIRED FUND AND W&R FUND COMPARE?

The Acquired Fund and the W&R Fund have similar investment goals, strategies and policies.

This table compares the investment goal and principal investment strategies of the Acquired Fund to those of the W&R Fund.

ACQUIRED FUND	W&R FUND
INVESTMENT GOAL. The Acquired Fund's investment goal is long-term growth, with current income being a secondary consideration. The Fund seeks to achieve its goal principally as follows:	INVESTMENT GOAL. The W&R Fund's investment goal is to provide capital growth and income. The Fund seeks to achieve its goal principally as follows:

- The Acquired Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in the equity securities (including common stock, preferred stock and securities convertible into common stock) of US companies that the Acquired Fund's investment manager believes are "blue chip" companies. US blue chip companies are large, well known companies that typically have an established earnings and dividend history, are traded mainly on US markets, and that are organized under the laws of the US or that have more than half their business in the US.

- The Acquired Fund's manager uses an equity style that focuses on both growth and value.

- The median market capitalization of companies targeted for investment is expected to be at least $5 billion.

- Some of the Acquired Fund's investments may produce income (such as dividends), although it is expected that any income realized would be incidental.

- The W&R Fund invests primarily in common stocks of large U.S. and foreign companies with dominant market positions in their industries.

- The W&R Fund invests in securities that have the potential for capital appreciation or that WRIMCO expects to resist market decline. Although the W&R Fund typically invests in large companies, it may invest in securities of any size company.

- WRIMCO attempts to select securities with growth and income possibilities by looking at many factors including the company's: profitability record, history of improving sales and profits, management, leadership position in its industry, stock price value, and dividend payment history.

- Generally, in determining whether to sell a security, WRIMCO uses the same type of analysis that it uses in buying securities in order to determine whether the security has ceased to offer the prospect of significant growth potential and/or the prospect of continued dividend payments. WRIMCO may also sell a security to take advantage of more attractive investment opportunities or to raise cash.

For more information concerning investment policies and restrictions, see each Fund's Statement of Additional Information.

5. WHAT CLASS OF W&R FUND SHARES WILL I RECEIVE IF THE ACQUISITION RELATING TO THE ACQUIRED FUND OCCURS?

If you own Class A shares of the Acquired Fund, you will receive Class A shares of the W&R Fund. The initial sales charge will not apply to Class A shares you receive in connection with the Acquisition. An initial sales charge will apply to any purchases of Class A shares of the W&R Fund you make after consummation of the Acquisition. If you purchased $500,000 or more of Class A shares of the Acquired Fund within one year prior to the consummation of the Acquisition and did not pay a front-end sales charge, the Class A shares you acquire in the Acquisition will be subject to a 1% CDSC if you sell the shares within two years after the end of the month in which you purchased the Acquired Fund Class A shares.

If you own Class B shares of the Acquired Fund, you will receive Class B shares of the W&R Fund. The CDSC applicable to the Acquired Fund Class B shares will apply to your redemption of Class B shares you receive in the Acquisition.

If you own Class C shares of the Acquired Fund, you will receive Class C shares of the W&R Fund. The CDSC applicable to the Acquired Fund Class C shares will apply to your redemption of Class C shares you receive in the Acquisition.

If you own Advisor Class shares of the Acquired Fund, you will receive Class Y shares of the W&R Fund. The Class Y shares you receive will be subject to an annual 12b-1 fee of 0.25%, unlike your Advisor Class shares.

For more information on the characteristics of the W&R Fund shares you will receive in comparison to the Acquired Fund shares you currently own, please see the section "Information About the Acquisition - Shares You Will Receive" in the Proposal section of this Prospectus/Proxy and Appendix D.

6. WHAT ARE THE FEDERAL INCOME TAX CONSEQUENCES OF THE ACQUISITION?

The Acquisition is expected to be tax-free to you for federal income tax purposes. This means that neither you nor the Acquired Fund is expected to recognize a gain or loss as a result of the Acquisition.

Immediately prior to the Acquisition, the Acquired Fund will declare and pay a distribution of all net investment company taxable income, if any, and net realized capital gains (after reduction by any available capital loss carryforwards), if any, to its shareholders.

The cost basis and holding period of the Acquired Fund shares are expected to carry over to your new shares in the W&R Fund.

PROPOSAL
ACQUISITION OF THE IVY US BLUE CHIP FUND
BY THE
W&R CORE EQUITY FUND

THE PROPOSAL

 Shareholders of the Acquired Fund are being asked to approve the Agreement and Plan of Reorganization dated [__________], 2003, among Ivy Fund on behalf of the Acquired Fund and W&R Funds on behalf of the W&R Fund. A form of the Agreement and Plan of Reorganization is attached as Appendix A to this Prospectus/Proxy. By approving the Agreement and Plan of Reorganization, you are also approving the Acquisition of the Acquired Fund by the W&R Fund under the Agreement and Plan of Reorganization.

PRINCIPAL INVESTMENT RISKS

All of the principal risks applicable to the Funds are described in the table below. As previously noted, the W&R Fund has an investment goal, policies and strategies that are similar to the Acquired Fund. Accordingly, an investment in the W&R Fund involves risks that are similar to those to which an investment in the Acquired Fund is subject.

PRINCIPAL RISKS	FUNDS SUBJECT TO RISK
MANAGEMENT RISK - Securities selected for the Fund may not perform as well as the securities held by other mutual funds with investment objectives that are similar to those of the Fund.	Acquired Fund W&R Fund

MARKET RISK -- Market risk is the possibility of a change in the price of a security. The prices of common stocks and other equity securities generally fluctuate more than those of other investments. A Fund may lose a substantial part, or even all, of its investment in a company's stock. Growth stocks may experience greater price volatility than value stocks. Because of market risk, the share price of the Fund will likely change as well.

Acquired Fund W&R Fund

FOREIGN SECURITY RISK -- Investing in foreign securities involves additional risks that are not associated with the U.S. markets and that could affect the Fund's performance unfavorably, depending on the prevailing conditions at any given time. Among these potential risks are currency fluctuations and political or economic conditions affecting the foreign country.

W&R Fund

SMALL AND MEDIUM SIZED COMPANY RISK       Market risk for small to medium sized companies may be greater than that for large companies. Smaller companies are more likely to have limited financial resources and inexperienced management. Stocks of smaller companies, as well as stock companies with high-growth expectations reflected in their stock price, may experience volatile trading and price fluctuations.

W&R Fund

INFORMATION ABOUT THE ACQUISITION

General

Shareholders who object to the Acquisition of the Acquired Fund by the W&R Fund will not be entitled under Massachusetts law or Ivy Fund's Declaration of Trust to demand payment for, or an appraisal of, their shares. However, shareholders should be aware that the Acquisition as proposed is not expected to result in recognition of gain or loss to shareholders for federal income tax purposes and that, if the Acquisition is consummated, shareholders will be free to redeem the shares of the W&R Fund which they receive in the transaction at their current net asset value, less any applicable CDSC. In addition, you may redeem the Acquired Fund shares at any time prior to the consummation of the Acquisition.

Shares You Will Receive

If the Acquisition occurs, the shares you receive in exchange for your Acquired Fund shares will have the following characteristics:

The shares you receive in exchange for your Acquired Fund shares will have an aggregate net asset value equal to the aggregate net asset value of your Acquired Fund shares as of the business day before the closing of the Acquisition.

The procedures for purchasing and redeeming your shares will be similar after the Acquisition as they are currently. See the prospectus of the W&R Fund and Appendix D for additional information.

The shares acquired in the Acquisition may be exchanged (except as set forth below in the discussion of Class Y shares) for shares of the same class of any other fund in the Ivy Funds or the W&R Funds, Inc. without the payment of an additional sales charge or CDSC.

You will have voting rights similar to those you currently have, but as a shareholder of the W&R Fund and the W&R Funds.

If the Acquisition occurs and you own Class A shares of the Acquired Fund, you will receive Class A shares of the W&R Fund. Please see Appendix D for more information regarding Class A shares of the W&R Fund and the differences between such shares and Class A shares of the Acquired Fund. As compared to the Acquired Fund Class A shares you currently own, the Class A shares you receive in exchange for such shares will have the following characteristics:

Similar to Acquired Fund Class A shares, Class A shares of the W&R Fund are subject to a maximum initial sales charge of 5.75%; however, Class A shares you receive in exchange for the Acquired Fund Class A shares will not be subject to an initial sales charge.

The following table compares the initial sales charge based on size of purchase for each of Class A shares of the Acquired Fund and Class A shares of the W&R Fund:

Acquired Fund		W&R Fund
Size of Purchase	Sales Charge as Percent of Public Offering Price	Size of Purchase	Sales Charge as Percent of Public Offering Price
Less than $50,000	5.75%	Under $100,000	5.75%
$50,000 but less than $100,000	5.25%	$100,000 to less than $200,000	4.75%
$100,000 but less than $250,000	4.50%	$200,000 to less than $300,000	3.50%
$250,000 but less than $500,000	3.00%	$300,000 to less than $500,000	2.50%
$500,000 and over	0.00%	$500,000 to less than $1,000,000	1.50%
		$1,000,000 to less than $2,000,000	1.00%
		$2,000,000 and over	0.00%
    If you purchased $500,000 or more of Class A shares of the Acquired Fund within one year prior to the consummation of the Acquisition and did not pay a front-end sales charge, the Class A shares of the W&R Fund you acquire in the Acquisition will be subject to a CDSC of 1.00% if you sell the shares within two years after the end of the month in which you purchased the Acquired Fund Class A shares. Class A share purchases of $2 million or more made after consummation of the Acquisition will be subject to a 1.00% CDSC if they are redeemed within one year of purchase.
    Class A shares of the W&R Fund are subject to the same distribution and service fees as Acquired Fund Class A shares.

If the Acquisition of the Acquired Fund occurs and you own Class B shares of the Acquired Fund, you will receive Class B shares of the W&R Fund. Please see Appendix D for more information regarding Class B shares of the W&R Fund and the differences between such shares and Class B shares of the Acquired Fund. As compared to the Acquired Fund Class B shares you currently own, the Class B shares you receive in exchange for such shares will have the following characteristics:

    Class B shares are subject to a CDSC, but for purposes of determining the CDSC applicable to any redemption of Class B shares you acquire in the Acquisition, the new shares will continue to age from the date you purchased the Acquired Fund Class B shares.
    Class B shares of W&R Fund are subject to the same distribution and service fees as Acquired Fund Class B shares.

If the Acquisition of the Acquired Fund occurs and you own Class C shares of the Acquired Fund, you will receive Class C shares of the W&R Fund. Please see Appendix D for more information regarding Class C shares of the W&R Fund and the differences between such shares and Class C shares of the Acquired Fund. As compared to the Acquired Fund Class C shares you currently own, the Class C shares you receive in exchange for such shares will have the following characteristics:

    Class C shares of the W&R Fund are subject to the same distribution and service fees as Acquired Fund Class C shares, and, similar to Acquired Fund Class C shares, are subject to a CDSC of 1.00% for one year after purchase.

No Class I shares of the Acquired Fund are outstanding as of the date of this Prospectus/Proxy, and Class I shares of the Acquired Fund are not currently available for sale. Therefore, the Acquisition will not involve the transfer of any Class I shares of the Acquired Fund.

If the Acquisition of the Acquired Fund occurs and you own Advisor Class shares of the Acquired Fund, you will receive Class Y shares of the W&R Fund. Please see Appendix D for more information regarding Class Y shares of the W&R Fund and the differences between such shares and Advisor Class shares of the Acquired Fund. As compared to the Acquired Fund Advisor Class shares you currently own, the Class Y shares you receive in exchange for such shares will have the following characteristics:

    Unlike Acquired Fund Advisor Class shares, Class Y shares are subject to a distribution and service fee of 0.25%.
    You may sell your Class Y shares acquired in the Acquisition and buy Class Y shares of any other fund in the W&R Group Funds or Waddell & Reed InvestEd Portfolios, Inc. (or Class A shares of the W&R Money Market Fund).

Information concerning capitalization of each of the Funds is contained in Appendix C.

Reasons for the Acquisition

On December 16, 2002, Waddell & Reed Financial, Inc. completed its acquisition of the entire operation of Mackenzie Investment Management Inc. The Adviser and Ivy Mackenzie Distributors, Inc. became indirect subsidiaries of Waddell & Reed Financial, Inc. at that time. Ivy Fund and the W&R Funds are two of five mutual fund families constituting the funds in the Waddell & Reed complex. Management compared product offerings within Ivy Fund and the W&R Family of Funds, and the Adviser has proposed a number of acquisitions and one liquidation involving these mutual funds in addition to the Acquisition described in this Prospectus/Proxy.

At a meeting held on January 21, 2003, the Board of Trustees of Ivy Fund, including all Trustees who are not "interested persons" of Ivy Fund, determined that the Acquisition would be in the best interests of the Acquired Fund's shareholders and that the interests of existing shareholders in the Acquired Fund would not be diluted as a result of the Acquisition. The Directors of W&R Funds, including all Directors who are not "interested persons" of W&R Funds, have determined that the Acquisition would be in the best interests of the W&R Fund's shareholders and that the interests of existing shareholders in the W&R Fund would not be diluted as a result of the Acquisition. The Board of Trustees of Ivy Fund has unanimously approved the Acquisition and recommends that you vote in favor of the Acquisition by approving the Agreement and Plan of Reorganization, a form of which is attached as Appendix A to this Prospectus/Proxy.

In proposing the Acquisition, the Adviser presented to the Ivy Fund Board of Trustees, at meetings held on December 17, 2002 and January 21, 2003, the following reasons for the Acquired Fund to enter into the Acquisition:

  The Acquired Fund and the W&R Fund share similar investment goals and investment strategies.
  Based on estimated expense ratios calculated using each Fund's net assets and numbers of shareholders as of December 31, 2002, shareholders of the Acquired Fund are expected to experience lower net expenses, except Advisor Class shareholders of the Acquired Fund may experience slightly higher net expenses as shareholders of Class Y shares of the W&R Fund.
  Shareholders of the Acquired Fund will become shareholders in a larger, more diversified group of mutual funds, and after the Acquistion,shareholders will have the right to exchange among all Ivy Funds and W&R Funds.
  The Acquisition is intended to create a larger fund, and this will permit fixed costs to be spread over a larger asset base.
  The Acquisition is intended to permit the Acquired Fund's shareholders to exchange their investment for an investment in the W&R Fund without recognizing gain or loss for federal income tax purposes. By contrast, if an Acquired Fund shareholder were to redeem his or her shares to invest in another fund, such as the W&R Fund, the transaction would be a taxable event for such shareholder. Similarly, if the Acquired Fund were liquidated or reorganized in a taxable transaction, the transaction would be a taxable event for the Acquired Fund's shareholders. After the Acquisition, shareholders may redeem any or all of their W&R Fund shares at net asset value (subject to any applicable CDSC, as with a redemption of their Acquired Fund shares) at any time, at which point they would recognize a taxable gain or loss.

In addition, the Board of Trustees considered the relative Fund performance results set forth below under "Performance Information." No assurance can be given that the W&R Fund will achieve any particular level of performance after the Acquisition.

In addition, the Board considered that shareholders of the Acquired Fund who do not want to become shareholders of the W&R Fund, whether because they wish to realize an unrealized loss on their shares or otherwise, could redeem their shares in the Acquired Fund prior to the Acquisition. The Board also considered the fact that, unlike the Advisor Class shares of the Acquired Fund, the Class Y shares of the W&R Fund bear a 0.25% annual 12b-1 fee.

If shareholders do not approve the transaction, the Trustees of the Ivy Fund will consider what alternatives may then be available.

Terms of the Agreement and Plan of Reorganization

If approved by the shareholders of the Acquired Fund, the Acquisition is expected to occur on or around June ____, 2003. A form of the Agreement and Plan of Reorganization is attached as Appendix A to this Prospectus/Proxy for your review. The following is a brief summary of the principal terms of the Agreement and Plan of Reorganization:

    The Acquired Fund will transfer all of the assets and liabilities attributable to each class of its shares to the W&R Fund in exchange for shares of a similar class of the W&R Fund* with an aggregate net asset value equal to the net value of the transferred assets and liabilities.
    The Acquisition will occur on the next business day after the time (currently scheduled to be 4:00 p.m. Eastern Time on June ___, 2003, or such other date and time as the parties may determine) when the assets of each Fund are valued for purposes of the Acquisition.
    The shares of each class of the W&R Fund received by the Acquired Fund will be distributed to the Acquired Fund's respective shareholders of the corresponding class pro rata in accordance with their percentage ownership of such class of such Acquired Fund in full liquidation of such Acquired Fund.
    After the Acquisition, the Acquired Fund will be terminated, and its affairs will be wound up in an orderly fashion.
    The Acquisition requires approval by the Acquired Fund's shareholders and satisfaction of a number of other conditions; the Acquisition may be terminated at any time with the approval of both of the Board of Trustees of the Ivy Fund and the Board of Directors of W&R Funds or, under certain conditions, by either the Ivy Fund or the W&R Funds.

----------------

*Class A shareholders of the Acquired Fund will receive Class A shares of the W&R Fund, Class B shareholders of the Acquired Fund will receive Class B shares of the W&R Fund, Class C shareholders of the Acquired Fund will receive Class C shares of the W&R Fund, and Advisor Class shareholders of the Acquired Fund will receive Class Y shares of the W&R Fund, in each case as discussed under the section "Information About the Acquisition-Shares You Will Receive" in the Proposal section of this Prospectus/Proxy. As there are no Class I shares of the Acquired Fund outstanding and Class I shares are not available for sale, no transfer of Class I shares of the Acquired Fund will be required.

Federal Income Tax Consequences

The Acquisition is intended to be a tax-free reorganization. Bell, Boyd & Lloyd LLC has delivered to the Acquired Fund and the W&R Fund an opinion, and the closing of the Acquisition will be conditioned on receipt of a letter from Bell, Boyd & Lloyd LLC confirming such opinion, to the effect that, on the basis of existing law under specified sections of the Internal Revenue Code of 1986, as amended (the "Code"), although not entirely free from doubt, for federal income tax purposes:

    under Section 361 or Section 354 of the Code, respectively, no gain or loss will be recognized by the Acquired Fund or the shareholders of the Acquired Fund as a result of the Acquisition;
    under Section 358 of the Code, the tax basis of the W&R Fund shares you receive will be the same, in the aggregate, as the aggregate tax basis of your Acquired Fund shares exchanged therefor, as applicable;
    under Section 1223(1) of the Code, your holding period for the W&R Fund shares you receive will include the holding period for your Acquired Fund shares exchanged therefor, as applicable, if you hold your shares as a capital asset;
    under Section 1032 of the Code, no gain or loss will be recognized by the W&R Fund as a result of the Acquisition;
    under Section 362(b) of the Code, the W&R Fund's tax basis in the assets that the W&R Fund receives from the Acquired Fund will be the same as the Acquired Fund's basis in such assets; and
    under Section 1223(2) of the Code, the W&R Fund's holding period in such assets will include the Acquired Fund's holding period in such assets.

Each opinion is, and each confirmation letter will be, based on certain factual certifications made by officers of the Ivy Fund and the W&R Funds. No opinion or confirmation letter is a guarantee that the tax consequences of the Acquisition will be as described above.

Prior to the closing of the Acquisition, the Acquired Fund will distribute to its shareholders all of its respective net investment company taxable income, if any, and net realized capital gains (after reduction by any available capital loss carryforwards), if any, that have not previously been distributed to shareholders. Such distributions will be taxable to shareholders.

A substantial portion of the portfolio assets of the Acquired Fund may be sold in connection with the Acquisition. The actual tax impact of such sales will depend on the difference between the price at which such portfolio assets are sold and the Acquired Fund's basis in such assets. Any net capital gains recognized in these sales not offset by capital loss carryforwards will be distributed to the Acquired Fund's shareholders as capital gain dividends (to the extent of net realized long-term capital gains) and/or ordinary dividends (to the extent of net realized short-term capital gains) during or with respect to the year of sale, and such distributions will be taxable to shareholders.

This description of the federal income tax consequences of the Acquisition does not take into account your particular facts and circumstances. Consult your own tax adviser about the effect of state, local, foreign, and other tax laws.

Performance Information

The chart below shows the percentage gain or loss for Class A shares of the Acquired Fund in each calendar year since it commenced operations. The chart should give you a general idea of how the Acquired Fund's returns have varied from year to year. Any applicable sales charges and account fees are not reflected, and if they were, the returns shown above would be lower. The returns for the Fund's other classes of shares during these periods were different from those of Class A because of variations in their respective expense structures. The calculations of total return assume the reinvestment of all dividends and capital gain distributions on the reinvestment date. Past performance is not an indication of future results. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower.

Additional discussion of the manner of calculation of total return is contained in the Acquired Fund's Prospectus and Statement of Additional Information.

ACQUIRED FUND
ANNUAL TOTAL RETURNS FOR CLASS A SHARES
FOR THE YEARS ENDING DECEMBER 31

For period shown in bar chart: Best quarter: 4th quarter 1999, +12.62% Worst quarter: 3rd quarter 2002, -16.91%

The following tables list the average annual total returns for Class A, Class B, Class C, Class I and Advisor Class Shares of the Acquired Fund for the one-year and since inception periods ended December 31, 2002 (including applicable sales charges). These tables are intended to provide you with some indication of the risks of investing in the Acquired Fund. At the bottom of each table, you can compare the Acquired Fund's performance with a broad-based market index.

After-tax returns are presented for Class A shares and after-tax returns for other classes may vary. After-tax returns are intended to show the impact federal income taxes have on investments in the Acquired Fund. The Acquired Fund's return after taxes on distribution calculation shows the effect of taxable distributions, but assume that you hold the fund shares at the end of the period, thus not having any taxable gain or loss on your investment in shares of the Fund. The Acquired Fund's return after taxes on distribution and sale of Fund shares calculation shows the effect of both a distribution and any taxable gain or loss that would be realized if you purchased Fund shares at the beginning of a period and sold them at the end of the period.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation, and may differ from those shown. After-tax returns are relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts, or to shares held by non-taxable entities.

	Class A(1)	Class B(2)	Class C(2)	Class I(3)	Advisor Class(1)	S&P 500 Index(1)*
1 Year
Return Before Taxes	-26.29%	-26.27%	-23.19%	N/A	-21.50%	-22.10%
Return After Taxes on Distributions
Return After Taxes on Distributions and Sale of Fund Shares
Since Inception
Return Before Taxes	-8.07%	-8.53%	-8.11%	N/A	-6.44%
Return After Taxes on Distribution
Return After Taxes on Distributions and Sale of Fund Shares

*The S&P 500 Index is an unmanaged index of stocks which assumes reinvestment of dividends and, unlike Fund returns, does not reflect any fees or expenses.
_________________

(1) The inception date for the Acquired Fund's Class A, and Advisor Class shares was November 2, 1998. Index performance is calculated from October 31, 1998.

(2) The inception date for the Acquired Fund's Class B, and Class C shares was November 6, 1998.

(3) The Fund has no outstanding Class I shares.

The bar chart below presents the average annual total returns for Class C shares of the W&R Fund and shows how performance has varied from year to year. The bar chart does not reflect any deferred sales charge that you may be required to pay upon redemption of the W&R Fund's Class C shares. If the deferred sales charge were included, the returns would be less than those shown. The calculations of total return assume payment of dividends and other distributions in shares. As with all mutual funds, the W&R Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

Additional discussion of the manner of calculation of total return is contained in the Acquired Fund's Prospectus and Statement of Additional Information.

W&R FUND
ANNUAL TOTAL RETURNS FOR CLASS C SHARES
FOR THE YEARS ENDING DECEMBER 31

For period shown in bar chart: Best quarter: 2nd quarter 1997, +17.05% Worst quarter: 3rd quarter 2002, -16.80%

The following table compares the W&R Fund's average annual returns to that of a broad-based securities market index that is unmanaged, and to a Lipper average that is a composite of mutual funds with goals similar to that of the W&R Fund. The Fund's returns include the maximum sales charge for Class A shares (5.75%) and the applicable CDSC for Class B and Class C shares, treat dividend and capital gain distributions as reinvested and assume you sold your shares at the end of each period (unless otherwise noted).

The table also shows average annual returns, for Class C shares, on a before-tax and after-tax basis. Return Before Taxes shows the actual change in the value of the Fund shares over the periods shown, but does not reflect the impact of taxes on Fund distributions or the sale of Fund shares. The two after-tax returns take into account taxes that may be associated with owning Fund shares. Return After Taxes on Distributions is a Fund's actual performance, adjusted by the effect of taxes on distributions made by the Fund during the period shown. Return After Taxes on Distributions and the Sale of Fund Shares is further adjusted to reflect the tax impact on any change in the value of Fund shares as if they had been sold on the last day of the period.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts, or to shares held by non-taxable entities. After-tax returns are shown only for Class C shares. After-tax returns for other Classes may vary.

Average Annual Total Returns as of December 31, 2002(%)	1 Year	5 Years (or Life of Class)	10 Years (or Life of Class)
Class C (began on 9-21-1992)
Before Taxes(1)	-23.24%	-1.03%	7.30%
After Taxes on Distributions(1)	-23.24%	-2.60%	6.33%
After Taxes on Distributions and Sale of Fund Shares(1)	-14.27%(2)	-0.04%(2)	6.63%
Class Y (began on 12-29-1995)
Before Taxes	-22.52%	-0.19%	5.76%
Class A (began on 7-03-2000)
Before Taxes	-27.08%	-18.55%
Class B (began on 7-11-2000)
Before Taxes	-26.47%	-18.80%
Indexes
S&P 500 Index(3)	-22.10%	-0.59%	9.34%(4)
Lipper Large-Cap Core Funds Universe Average(5)	-23.49%	-1.90%	7.55%(4)

  The returns shown for Class C shares are based on the performance of the Fund's prior Class B shares. On March 24, 2000, that Class B was combined with and redesignated as Class C, which had commenced operations on October 4, 1999. The prior Class B's performance has been adjusted to reflect the current CDSC structure applicable to Class C. Accordingly, these returns reflect no CDSC since it only applies to Class C shares held for twelve months or less.
  After-tax returns may be better than Before Tax returns due to an assumed tax benefit from losses on a sale of the Fund's shares at the end of the period.
  Reflects no deduction for fees, expenses or taxes.
  Index comparison begins on September 30, 1992.
  Lipper Average is net of fees and expenses.

Information About the Rights of Shareholders

W&R Funds is organized as a Maryland corporation, and Ivy Fund is organized as a Massachusetts business trust. The following is a summary of the major differences between the right of shareholders of the Acquired Fund and the rights of shareholders of the W&R Fund.

Shareholder Voting -- Generally

Under Maryland law, the W&R Articles and the W&R Bylaws, shareholder voting power is generally limited to electing directors, approving investment management or sub-investment management agreements, ratifying the selection of independent public accountants, approving plans of distribution adopted pursuant to Rule 12b-1, approving amendments to W&R Funds' charter and authorizing extraordinary corporate action. The W&R Articles provide that capital stock of W&R Funds that is issued, outstanding and entitled to vote shall be voted in the aggregate, and not by series or class, except when otherwise required by law or if the W&R Fund Board of Directors has determined that only one or more particular series or classes are affected by the matter under consideration, in which case only the affected series or classes vote. Maryland law provides that a corporation's charter may require a lesser proportion of votes of shareholders on matters than otherwise required by Maryland law, but not less than a majority. Under the W&R Articles and the W&R Bylaws, any corporate action to be taken by a shareholder vote is authorized by a majority of votes validly cast on the matter, subject to applicable laws, regulations, or rules or orders of the SEC.

Under the Ivy Declaration of Trust, shareholders have the power to vote (i) for the election of Trustees, (ii) with respect to amendment of the Acquired Declaration of Trust, (iii) to the same extent as the shareholders of a Massachusetts business corporation as to whether or not court action, proceeding or claim should or should not be brought or maintained derivatively or as a class action on behalf of Ivy Fund or its shareholders, (iv) with respect to the termination of Ivy Fund or any series or class, (v) to remove Trustees from office in certain circumstances, (vi) with respect to a contract for advisory and/or management services, and (vii) with respect to such additional matters relating to Ivy Fund as may be required by the Ivy Declaration of Trust, the Ivy Bylaws or any registration with the SEC or any state, or as the Trustees may consider necessary or desirable. The Ivy Declaration of Trust states that on all matters submitted to a shareholder vote, all shares of Ivy Fund entitled to vote are to be voted by individual series or class except (i) as otherwise required by the 1940 Act to be voted in the aggregate or (ii) when the Trustees determine that the matter affects only the interests of one or more series or classes.

Shareholder Meetings

The W&R Bylaws permit a special meeting of the shareholders to be called by for any purpose by a majority of the Board of Directors, the Chairman of the Board or the President or vice president. In addition, the W&R Bylaws allow the Secretary to call a special meeting at the request of the holders of 10% of the outstanding shares entitled to vote at such meeting if certain conditions are met. The Ivy Declaration of Trust allows for shareholder meetings to be called by the Trustees. Under certain circumstances, shareholders of at least 10% of the outstanding shares Ivy Fund may call a meeting of shareholders. The Ivy Declaration of Trust also allows shareholders to act without a meeting upon the written consent of shareholders holding a majority of the shares entitled to vote on the matter (or a larger proportion if required for a vote on such matter by the Ivy Declaration of Trust).

Quorums

The W&R Bylaws provide that one-third of the shares entitled to vote constitutes a quorum at shareholder meetings. The Ivy Declaration of Trust provides that a majority of the shares entitled to vote constitutes a quorum at shareholder meetings.

Removal of Trustees and Directors

Pursuant to Maryland law and the W&R Bylaws, any Director may be removed with or without cause at any meeting of shareholders duly called at which a quorum is present by the affirmative vote of a majority of the votes represented at the meeting. The Ivy Declaration of Trust provides that a Trustee may be removed by a vote of holders of two-thirds of the outstanding shares at any meeting of shareholders.

Indemnification of Trustees, Directors and Officers

Pursuant to the W&R Bylaws, W&R Funds shall indemnify current and former directors, officers, employees and agents of the Funds, to the extent permitted by applicable law, against all expenses (including attorneys' fees), judgments, fines, and amounts paid in settlement incurred in connection with or resulting from any threatened, pending or completed claim, action, suit or proceeding, whether criminal, civil administrative or investigative, in which they may become involved as a party by reason of being or having been a director, officer, employee or agent. Under Maryland law, a corporation may indemnify any director against liabilities for acts incurred by reason of service as a director unless it is established that (i) that act or omission was material to the matter giving rise to the proceeding and (a) was committed in bad faith or (b) was the result of active and deliberate dishonesty, (ii) the director actually received an improper personal benefit of (iii) in the case of a criminal proceeding, the director had reasonable cause to believe the act or omission was unlawful. In addition, indemnification may not be made (i) in a proceeding by or in the right of the corporation where the director is found liable to the corporation (a "Corporate Liability") or (ii) in a proceeding charging improper person benefit where the director is found to be liable because such benefit was improperly received, whether or not involving action in the director's official capacity (a "Personal Liability").

Maryland law also provides that indemnification is not payable by a corporation unless a determination has been made that the director has met the standard of conduct noted in the foregoing paragraph. Such determination may be made by (i) a vote of a majority of a quorum of directors consisting of directors not, at the time, parties to the proceedings, or, if such a quorum cannot be obtained, then by a majority vote of a committee of the board (designated by a majority of the board, in which designation directors who are parties may participate) consisting solely of two or more directors not, at the time, parties to such proceedings (ii) special legal counsel selected by the board or a committee as set forth in (i) above, or if the quorum of the full board cannot be obtained and the committee cannot be established, by a majority vote of the full board in which directors who are parties may participate, or (iii) the stockholders. Upon the application of a director, a court may order indemnification if it determines that (i) a director is entitled to reimbursement because such director has been successful, on the merits or otherwise, in the defense of a proceeding in which such director has been determined to have met the applicable standards of conduct or (ii) whether or not the director has met the applicable standards of conduct, the director is entitled to indemnification in view of all the relevant circumstances, provided that the indemnification payment shall be limited to the directors' expenses in cases involving Corporate Liability or Personal Liability. In addition, no indemnification or advance payment is provided to directors or officers who engage in willful misfeasance, bad faith, gross negligence or reckless disregard of duty under the W&R Bylaws.

Similarly, under the Ivy Declaration of Trust, Ivy Fund shall indemnify current and former Trustees and officers against all liabilities and expenses incurred by reason of their service as a Trustee or officer of Ivy Fund. Ivy Fund will not provide indemnification to any person: (i) adjudicated not to have acted in good faith in the reasonable belief that his or her action was in the best interests of Ivy Fund, (ii) adjudicated to be liable because of willful misfeasance, bad faith, gross negligence or reckless disregard of duty, or (iii) in the event of a settlement, unless (a) such settlement is found to be in the best interests of Ivy Fund by a majority of disinterested Trustees acting on the matter (assuming a majority of the disinterested Trustees then in office act on the matter) upon a determination that such person acted in good faith on the reasonable belief that his or her action was in the best interests of Ivy Fund and is not liable to Ivy Fund or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of duty, or (b) a written opinion of independent legal counsel to the effect that such person appears to have acted in good faith in the reasonable belief that his or her action was in the best interests of Ivy Fund and that such indemnification would not protect such person against any liability to Ivy Fund to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of duty. The Ivy Declaration of Trust also provides that expenses may be paid in advance so long as such amounts are repaid to Ivy Fund if it is determined that such payments are not authorized under such Declaration of Trust. Also, the Ivy Declaration of Trust provides that the indemnification rights are not exclusive and do not affect any other rights to which persons seeking indemnification may be entitled.

Personal Liability

Under Maryland law, shareholders have no personal liability for acts or obligations of the corporation. Under Massachusetts law, shareholders of Massachusetts business trust could, under certain circumstances, be held personally liable for the obligations of Ivy Fund. However, the Ivy Declaration of Trust disclaims shareholder liability for acts or obligations of the Acquired Fund and requires that notice of such disclaimer be given in each agreement, undertaking or obligation entered into or executed by Ivy Fund or the Trustees. The Ivy Declaration of Trust provides that any shareholder held to be personally liable solely by reason of his or her being or having been a shareholder of Ivy Fund shall be indemnified out of the property of the series (or attributable class) of which he or she is or was a shareholder for all such loss and expense. Thus, the risk of a shareholder's incurring financial loss from shareholder liability is limited to circumstances in which Ivy Fund would be unable to meet its obligations. The likelihood of such a circumstance is considered remote.

Termination

Under Maryland law, a corporation with stock outstanding may be voluntarily dissolved by the affirmative vote of two-thirds of all the votes entitled to be cast on the matter. A corporation with no outstanding stock may be terminated upon the vote of the majority of the Directors.

By contrast, the Ivy Declaration of Trust provides that Ivy Fund may be terminated at any time by a vote of at least 66 2/3% of the shares entitled to vote, or by the Trustees by written notice to the shareholders. Any series of Ivy Fund may be terminated at any time by vote of at least 66 2/3% of the shares of that series, or by the Trustees by written notice to shareholders of that series.

Amendments

Maryland law generally provides that the charter may be amended by a vote of at least two-thirds of all shareholders. Maryland law provides that a majority of the board of directors may, without a shareholder vote, (1) change the name of the corporation, or (2) change the name or par value of any class or series of the corporation's stock and the aggregate par value of the corporation's stock. The W&R Bylaws may be amended by a majority vote of shareholders or by a majority of the Board of Directors.

The Ivy Declaration of Trust may be amended by a vote of a majority of the shares entitled to vote, although the Trustees may amend the Ivy Declaration of Trust without a shareholder vote for the purpose of changing the name of Ivy Fund or supplying any omission, curing any ambiguity or curing, correcting or supplementing any defective or inconsistent provision. The Ivy Bylaws may be amended by action of a majority of the Trustees.

Rights of Inspection

Under Maryland law, any shareholder of W&R Funds may inspect and copy during usual business hours the W&R Articles and the W&R Bylaws and the minutes, annual reports and voting trust agreement on file at W&R Funds' principal office. Under Maryland law, shareholders owning at least 5% of W&R Funds' shares who have been shareholders of record for at least six months also have the right to inspect the books of account and stock ledger of W&R Funds and request a statement of W&R Funds' affairs. Massachusetts law, the Ivy Declaration of Trust and the Ivy Bylaws do not provide for any inspection rights.

Distributions

Maryland law provides that a distribution may not be made by W&R Funds if, after giving effect to it, (i) W&R Funds would not be able to pay its indebtedness as such indebtedness becomes due in the usual course of business; or (ii) W&R Funds' total assets would be less than the sum of W&R Funds' total liabilities plus the amount that would be needed if W&R Funds were to be dissolved at the time of the distribution to satisfy any preferential rights upon dissolution of stockholders whose preferential rights on dissolution are superior to those receiving the distribution. Massachusetts law, the Ivy Articles and the Ivy Bylaws contain no comparable restrictions.

*    *    *    *

The foregoing is only a summary of certain characteristics of the operations of the Declaration of Trust of the Trust, Articles of Incorporation of the W&R Funds, their respective Bylaws and Maryland and Massachusetts law and is not a complete description of those documents or law. Shareholders should refer to the provisions of such Declaration of Trust, Articles of Incorporation, Bylaws and Maryland and Massachusetts law directly for more complete information.

THE IVY FUND TRUSTEES UNANIMOUSLY RECOMMEND APPROVAL OF THE AGREEMENT AND PLAN OF REORGANIZATION.

Required Vote for the Proposal

Approval of the Agreement and Plan of Reorganization dated as of [___________], 2003, by and between Ivy Fund on behalf of the Acquired Fund, and W&R Funds on behalf of the W&R Fund, will require the affirmative vote of a majority of the outstanding shares of the Acquired Fund with respect to the Acquisition. With respect to the approval of the Agreement and Plan of Reorganization, the term "majority of the outstanding shares" of the Acquired Fund means more than 50% of the outstanding shares of the Acquired Fund. A vote of the shareholders of the W&R Fund is not needed to approve the Acquisition.

GENERAL

VOTING INFORMATION

The Ivy Fund Board of Trustees is soliciting proxies from the shareholders of the Acquired Fund in connection with the Meeting, which has been called to be held at 10:00 a.m. Central Time on June 3, 2003, at the offices of Waddell & Reed Financial, Inc., 6300 Lamar Avenue, Overland Park, Kansas. The meeting notice, this Prospectus/Proxy and proxy inserts are being mailed to shareholders beginning on or about April ___, 2003.

Information About Proxies and the Conduct of the Meeting

Solicitation of Proxies. Proxies will be solicited primarily by mailing this Prospectus/Proxy and its enclosures, but proxies may also be solicited through further mailings, telephone calls, personal interviews or e-mail by officers of Ivy Fund or by employees or agents of its service contractors. In addition, Georgeson Shareholder Communications, Inc. has been engaged to assist in the solicitation of proxies, at an estimated cost of $[___] to the Acquired Fund, which will be paid by the Acquired Fund and the Adviser as noted below.

Voting Process

You can vote in any one of the following ways:

(a) By mail, by filling out and returning the enclosed proxy card;

(b) By phone or Internet (see enclosed proxy insert for instructions); or

(c) In person at the Meeting.

Shareholders who owned shares on the record date, April 7, 2003, are entitled to vote at the Meeting. For each full share of the Acquired Fund that you hold, you are entitled to one vote, and for each fractional share you hold, you are entitled to a proportionate fractional vote. If you choose to vote by mail and you are an individual account owner, please sign exactly as your name appears on the proxy card. Either owner of a joint account may sign the proxy card, but the signer's name must exactly match the name that appears on the card.

Costs. The W&R Fund will bear the transfer agency costs related to the Acquisition and the costs of registration of its shares to be issued to shareholders of the Acquired Fund upon the closing of the Acquisition. All other costs of the Meeting, including the costs of soliciting proxies, and the costs of the Acquisition will be borne by the Acquired Fund and the Adviser in the following percentages: Acquired Fund 50% and Adviser 50%. In the event that the shareholders of the Acquired Fund do not approve the Agreement and Plan of Reorganization or the Acquisition does not close for any reason, the Adviser will bear the costs of the failed Acquisition which would otherwise have been borne by the Acquired Fund and the W&R Fund.

Voting and Tabulation of Proxies. Shares represented by duly executed proxies will be voted as instructed on the proxy. If no instructions are given, the proxy will be voted in favor of the Proposal. You can revoke your proxy at any time before it is exercised by sending a signed, written letter of revocation to the Secretary of Ivy Fund, by properly executing and submitting a later-dated proxy or by attending the Meeting and voting in person.

Votes cast in person or by proxy at the Meeting will be counted by persons appointed by the Acquired Fund as proxies for the Meeting (the "Designees"). A quorum is constituted with respect to the Acquired Fund by presence in person or by proxy of the holders of more than 50% of the outstanding shares of the Acquired Fund entitled to vote at the Meeting. In determining whether a quorum is present, abstentions and "broker non-votes" will be treated as shares that are present and entitled to vote. Since these shares will be counted as present, but not as voting in favor of the Proposal, these shares will have the same effect as if they cast votes against the Proposal. "Broker non-votes" are shares held by brokers or nominees as to which (i) the broker or nominee does not have discretionary voting power and (ii) the broker or nominee has not received instructions from the beneficial owner or other person who is entitled to instruct how the shares will be voted.

Adviser and Underwriter. The address of the Acquired Fund's investment adviser is Waddell & Reed Ivy Investment Company, Inc., 6300 Lamar Avenue, P.O. Box 29217, Shawnee Mission, Kansas 66201-9217. The Adviser is an indirect, wholly owned subsidiary of Waddell & Reed Financial, Inc. ("Waddell & Reed"), a publicly held company. During the fiscal year ended December 31, 2002, the Acquired Fund paid the Adviser advisory fees at an annual rate of 0.75% as a percentage of the Acquired Fund's net assets.

The address of the W&R Fund's investment adviser is Waddell & Reed Investment Management Company, 6300 Lamar Avenue, P.O. Box 29217, Shawnee Mission, Kansas 66201. WRIMCO is a wholly owned subsidiary of Waddell & Reed, Inc., the W&R Fund's principal underwriter and distributor. Waddell & Reed, Inc. is a wholly owned subsidiary of Waddell & Reed Financial Services, Inc., a holding company which is a wholly owned subsidiary of Waddell & Reed. During the fiscal year ended March 31, 2002, the W&R Fund paid WRIMCO advisory fees at an annual rate of 0.70% as a percentage of the W&R Fund's net assets.

The address of the W&R Fund's principal underwriter, Waddell & Reed, Inc., is 6300 Lamar Avenue, P.O. Box 29217, Shawnee Mission, Kansas 66201. The address of the Acquired Fund's principal underwriter, Ivy Mackenzie Distributors, Inc., is 925 South Federal Highway, Suite 600, Boca Raton, Florida 33432.

Other Service Providers for the W&R Fund and the Acquired Fund. In most cases, the W&R Fund and the Acquired Fund have different service providers. Upon completion of the Acquisition, the W&R Fund will continue to engage its existing service providers. In all cases, the types of services provided to the Funds under these service arrangements are substantially similar. Following are the names and addresses of certain service providers for the W&R Fund and the Acquired Fund.

	W&R FUND	ACQUIRED FUND
Administrator	None	Waddell & Reed Ivy Investment Company, Inc. 6300 Lamar Avenue P.O. Box 29217 Shawnee Mission, Kansas 66201-9217
Accounting Service Agent	Waddell & Reed Services Company 6300 Lamar Avenue P.O. Box 29217 Shawnee Mission, Kansas 66201-9217	Waddell & Reed Ivy Investment Company, Inc. 6300 Lamar Avenue P.O. Box 29217 Shawnee Mission, Kansas 66201-9217
Transfer Agent/Shareholder Servicing Agent	Waddell & Reed Services Company 6300 Lamar Avenue P.O. Box 29217 Shawnee Mission, Kansas 66201-9217	PFPC Inc. 4400 Computer Drive Westborough, MA 01581
Custodian	UMB Bank, n.a. 928 Grand Boulevard Kansas City, Missouri 64106	Brown Brothers Harriman & Co. Boston, Massachusetts
Independent Auditors	Deloitte & Touche LLP 1010 Grand Boulevard Kansas City, Missouri 64106-2232	Deloitte & Touche LLP 1010 Grand Boulevard Kansas City, Missouri 64106-2232

Outstanding Shares and Significant Shareholders. Appendix B to this Prospectus/Proxy lists the total number of shares outstanding as of _______ __, 2003, for each class of the Acquired Fund entitled to vote at the Meeting. It also identifies holders of more than 5% or 25% of any class of shares of the Acquired Fund, and contains information about the executive officers and Trustees of Ivy Fund and their shareholdings in the Acquired Fund and in Ivy Fund.

Adjournments; Other Business. In the event that a quorum is not present at the Meeting with respect to a particular Acquired Fund, or if the Acquired Fund has not received enough votes by the time of the Meeting to approve the Proposal, the Designees, or their substitutes, may propose that such Meeting be adjourned one or more times to permit further solicitation of proxies. Any adjournment requires the affirmative vote of a majority of the total number of shares of the Acquired Fund that are present in person or by proxy when the adjournment is being voted on. If a quorum is present, the Designees will vote in favor of any such adjournment all proxies that they are entitled to vote in favor of the Proposal and the Designees will vote against any such adjournment any proxy that directs them to vote against the Proposal. The Designees will not vote any proxy that directs them to abstain from voting on the Proposal.

The Meeting has been called to transact any business that properly comes before it. The only business that management of the Acquired Fund intends to present or knows that others will present is the Proposal. If any other matters properly come before the Meeting, and on all matters incidental to the conduct of the Meeting, the Designees intend to vote the proxies in accordance with their judgment, unless the Secretary of Ivy Fund has previously received written contrary instructions from the shareholder entitled to vote the shares.

Shareholder Proposals at Future Meetings. Neither the Acquired Fund nor the W&R Fund holds annual or other regular meetings of shareholders. Shareholder proposals to be presented at any future meeting of shareholders of the Acquired Fund or W&R Fund must be received by the relevant Fund or Trust in writing a reasonable time before the Acquired Fund or W&R Fund, as the case may be, solicits proxies for that meeting in order to be considered for inclusion in the proxy materials for that meeting. Shareholder proposals should be sent to the relevant Fund, care of, as applicable, the Ivy US Blue Chip Fund, Attention: Secretary, at 925 South Federal Highway, Suite 600, Boca Raton, Florida 33432 or to W&R Core Equity Fund, Attention: Secretary, at 6300 Lamar Avenue, P.O. Box 29217, Shawnee Mission, Kansas 66201-9217.

APPENDIX A

AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") dated as of March __, 2003 by and between (i) Ivy Fund (the "Acquired Trust"), a Massachusetts business trust established under an Amended and Restated Agreement and Declaration of Trust dated December 10, 1992, as amended and in effect on the date hereof, on behalf of the Ivy US Blue Chip Fund (the "Acquired Fund"), a series of the Acquired Trust, and (ii) W&R Funds, Inc. (the "Acquiring Company"), a Maryland corporation formed on January 28, 1992, on behalf of the W&R Core Equity Fund (the "Acquiring Fund"), a series of the Acquiring Company.

This Agreement is intended to be and is adopted as a plan of reorganization within the meaning of the regulations under Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the "Code"). The reorganization will consist of the transfer of all of the assets of the Acquired Fund in exchange for Class A shares, Class B shares, Class C shares and Class Y shares of common stock of the Acquiring Fund (the "Acquiring Shares"), and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund (other than certain expenses of the reorganization contemplated hereby) and the distribution of such shares of the Acquiring Fund to the shareholders of the Acquired Fund in liquidation of the Acquired Fund, all upon the terms and conditions set forth in this Agreement.

In consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1. TRANSFER OF ASSETS OF ACQUIRED FUND IN EXCHANGE FOR ASSUMPTION OF LIABILITIES AND ACQUIRING SHARES AND LIQUIDATION OF ACQUIRED FUND.

  1.1   Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein,

  (a)   The Acquired Trust, on behalf of the Acquired Fund, will transfer and deliver to the Acquiring Company, on behalf of the Acquiring Fund, and the Acquiring Fund will acquire, all the assets of the Acquired Fund as set forth in paragraph 1.2.

  (b)   The Acquiring Fund will assume all of the Acquired Fund's liabilities and obligations of any kind whatsoever, whether absolute, accrued, contingent or otherwise in existence on the Closing Date (as defined in paragraph 1.2 hereof) (collectively, the "Obligations"), except that expenses of reorganization contemplated hereby to be paid by the Acquired Fund pursuant to paragraph 9 shall not be assumed or paid by the Acquiring Fund.

  (c)   The Acquired Fund's shares are divided into five classes, designated Class A shares, Class B shares, Class C shares, Class I shares and Advisor Class shares ("Class A Acquired Shares," "Class B Acquired Shares," "Class C Acquired Shares," "Class I Acquired Shares" and "Advisor Class Acquired Shares," respectively, and collectively, "Acquired Shares"). The Acquiring Shares are divided into four classes, designated Class A shares, Class B shares, Class C shares and Class Y shares ("Class A Acquiring Shares," "Class B Acquiring Shares," "Class C Acquiring Shares" and "Class Y Acquiring Shares," respectively). Each Fund's Class A, Class B and Class C shares are substantially similar to each other, and Class I Acquired Shares and Advisor Class Acquired Shares are substantially similar to Class Y Acquiring Shares (a class of Acquired Shares and its substantially similar class of Acquiring Shares being referred to herein as "Corresponding Classes").

  (d)   The Acquiring Fund will issue and deliver to the Acquired Fund in exchange for the assets transferred pursuant to paragraph 1.1(a) and the assumption of liabilities pursuant to paragraph 1.1(b) the number of full and fractional (rounded to the third decimal place) (i) Class A Acquiring Shares determined by dividing the net value of the Acquired Fund, computed in the manner and as of the time and date set forth in paragraph 2.1 ("Acquired Fund Value"), attributable to the Class A Acquired Shares by the net asset value ("NAV") of one Class A Acquiring Share, computed in the manner and as of the time and date set forth in paragraph 2.2, (ii) Class B Acquiring Shares determined by dividing the Acquired Fund Value attributable to the Class B Acquired Shares by the NAV of one Class B Acquiring Share (as so computed), (iii) Class C Acquiring Shares determined by dividing the Acquired Fund Value attributable to the Class C Acquired Shares by the NAV of one Class C Acquiring Share (as so computed), and (iv) Class Y Acquiring Shares determined by dividing the Acquired Fund Value attributable to the Class I Acquired Shares and Advisor Class Acquired Shares by the NAV of one Class Y Acquiring Share (as so computed).

  (e)   Such transactions shall take place at the closing provided for in paragraph 3.1 (the "Closing").

  1.2   The assets of the Acquired Fund to be acquired by the Acquiring Fund shall consist of all cash, securities, dividends and interest receivable, receivables for shares sold and all other assets which are owned by the Acquired Fund on the closing date provided in paragraph 3.1 (the "Closing Date"), including any deferred expenses, other than unamortized organizational expenses, shown as an asset on the books of the Acquired Fund on the Closing Date.

  1.3   As provided in paragraph 3.4, as soon after the Closing Date as is conveniently practicable (the "Liquidation Date"), the Acquired Fund will liquidate and distribute pro rata to its shareholders of record (the "Acquired Fund Shareholders"), determined as of the close of business on the Valuation Date (as defined in paragraph 2.1), the Acquiring Shares received by the Acquired Fund pursuant to paragraph 1.1. Such liquidation and distribution will be accomplished by the transfer of the Acquiring Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders and representing the respective pro rata number of full and fractional (rounded to the third decimal place) Acquiring Shares due such shareholders, by class (i.e., the account for each Acquired Fund Shareholder of a class of Acquired Shares will be credited with the respective pro rata number of shares of the Corresponding Class of Acquiring Shares due that Shareholder). The Acquiring Fund shall not be obligated to issue certificates representing Acquiring Shares in connection with such exchange.

  1.4   With respect to Acquiring Shares distributable pursuant to paragraph 1.3 to an Acquired Fund Shareholder holding a certificate or certificates for shares of the Acquired Fund, if any, on the Valuation Date, the Acquiring Company will not permit such shareholder to receive Acquiring Share certificates therefor, exchange such Acquiring Shares for shares of other investment companies, effect an account transfer of such Acquiring Shares, or pledge or redeem such Acquiring Shares until the Acquiring Company has been notified by the Acquired Trust, on behalf of the Acquired Fund, or its agent that such Shareholder has surrendered all his or her outstanding certificates for Acquired Fund shares or, in the event of lost certificates, posted adequate bond.

  1.5   Any obligation of the Acquired Fund to make filings with governmental authorities is and shall remain the responsibility of the Acquired Fund through the Closing Date and up to and including such later date on which the Acquired Fund is terminated.

  1.6   As promptly as possible after the Closing Date, the Acquired Fund shall be terminated pursuant to the provisions of the Acquired Trust's Declaration of Trust and the laws of the Commonwealth of Massachusetts, and, after the Closing Date, the Acquired Fund shall not conduct any business except in connection with its liquidation.

2. VALUATION.

  2.1   For the purpose of paragraph 1, the value of the shares of each class of the Acquired Fund shall be equal to the net asset value of such shares of the Acquired Fund computed as of the close of regular trading on the New York Stock Exchange on the business day next preceding the Closing (such time and date being herein called the "Valuation Date") using the valuation procedures as adopted by the Board of Directors of the Acquiring Company and as set forth in the then-current prospectus or prospectuses or statement or statements of additional information of the Acquiring Company (collectively, as amended or supplemented from time to time, the "Acquiring Fund Prospectus"), after deduction for the expenses of the reorganization contemplated hereby to be paid by the Acquired Fund pursuant to paragraph 9, and shall be certified by an authorized officer of the Acquired Trust.

  2.2   For the purpose of paragraph 1, the net asset value per share of each class of Acquiring Shares shall be the net asset value per share computed as of the close of regular trading on the New York Stock Exchange on the Valuation Date, using the valuation procedures as adopted by the Board of Directors of the Acquiring Company and as set forth in the Acquiring Fund Prospectus. All computations pursuant to paragraphs 2.1 and 2.2 shall be made by or under the direction of Waddell & Reed Investment Management Company.

3. CLOSING AND CLOSING DATE.

  3.1   The Closing Date shall be on _____________, 2003 or on such other date as the parties may agree in writing. The Closing shall be held at 9:00 a.m. on the Closing Date at the offices of Waddell & Reed Financial, Inc., located at 6300 Lamar Avenue, Overland Park, Kansas or at such other time and/or place as the parties may agree.

  3.2   The portfolio securities of the Acquired Fund shall be made available by the Acquired Fund to UMB Bank, n.a., as custodian for the Acquiring Fund (the "Custodian"), for examination no later than five business days preceding the Valuation Date. On the Closing Date, the portfolio securities of the Acquired Fund and all the Acquired Fund's cash shall be delivered by the Acquired Fund to the Custodian for the account of the Acquiring Fund, such portfolio securities to be duly endorsed in proper form for transfer in such manner and condition as to constitute good delivery thereof in accordance with the custom of brokers or, in the case of portfolio securities held in the U.S. Treasury Department's book-entry system or by the Depository Trust Company, Participants Trust Company or other third party depositories, by transfer to the account of the Custodian in accordance with Rule 17f-4, Rule 17f-5 or Rule 17f-7, as the case may be, under the Investment Company Act of 1940, as amended (the "1940 Act") and accompanied by all necessary federal and state stock transfer stamps or a check for the appropriate purchase price of such transfer stamps. The cash delivered shall be in the form of currency or certified or official bank checks, payable to the order of "UMB Bank, n.a., custodian for W&R Core Equity Fund, a series of W&R Funds, Inc."

  3.3   In the event that on the Valuation Date (a) the New York Stock Exchange shall be closed to trading or general trading thereon shall be restricted, or (b) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquired Fund is impracticable, the Valuation Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored; provided that if trading shall not be fully resumed and reporting restored within three business days after the original Valuation Date, this Agreement may be terminated by either of the Acquired Trust or the Acquiring Company upon the giving of written notice to the other party.

  3.4   At the Closing, the Acquired Fund or its transfer agent shall deliver to the Acquiring Fund or its designated agent a list of the names and addresses of the Acquired Fund Shareholders and the number of outstanding shares of beneficial interest of each class of the Acquired Fund owned by each Acquired Fund Shareholder, all as of the close of business on the Valuation Date, certified by the Secretary or Assistant Secretary of the Acquired Trust. The Acquiring Company shall provide to the Acquired Fund evidence satisfactory to the Acquired Fund that the Acquiring Shares issuable pursuant to paragraph 1.1 have been credited to the Acquired Fund's account on the books of the Acquiring Fund. On the Liquidation Date, the Acquiring Company shall provide to the Acquired Fund evidence satisfactory to the Acquired Fund that such Acquiring Shares have been credited pro rata to open accounts in the names of the Acquired Fund Shareholders as provided in paragraph 1.3.

  3.5   At the Closing each party shall deliver to the other such bills of sale, instruments of assumption of liabilities, checks, assignments, stock certificates, receipts or other documents as such other party or its counsel may reasonably request in connection with the transfer of assets, assumption of liabilities and liquidation contemplated by paragraph 1.

4. REPRESENTATIONS AND WARRANTIES.

  4.1   The Acquired Trust, on behalf of the Acquired Fund, represents and warrants the following to the Acquiring Company and to the Acquiring Fund as of the date hereof and agrees to confirm the continuing accuracy and completeness in all material respects of the following on the Closing Date:

  (a)   The Acquired Trust is a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts and has the power to own all of its property and assets and to conduct its business as currently conducted;

  (b)   The Acquired Trust is a duly registered investment company classified as a management company of the open-end type and its registration with the Securities and Exchange Commission (the "SEC") as an investment company under the 1940 Act is in full force and effect, and the Acquired Fund is a separate series thereof duly established, designated and existing in accordance with the applicable provisions of the Declaration of Trust of the Acquired Trust and the 1940 Act;

  (c)   The Acquired Fund's current prospectus or prospectuses and statement of additional information or statements of additional information (collectively, as amended or supplemented from time to time, the "Acquired Fund Prospectus") conform in all material respects with the applicable requirements of the Securities Act of 1933, as amended (the "1933 Act"), and the rules and regulations of the SEC thereunder and does not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and there are no material contracts to which the Acquired Fund is a party that are not referred to in the Acquired Fund Prospectus or in the registration statement of which it is a part;

  (d)   The Acquired Trust is not in violation in any material respect of any provision of its Declaration of Trust or By-laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquired Trust is a party or by which the Acquired Fund is bound, and the execution, delivery and performance of this Agreement will not result in any such violation;

  (e)   The Acquired Trust has no material contracts or other commitments (other than this Agreement and such other contracts as may be entered into in the ordinary course of its business) which if terminated may result in material liability to the Acquired Fund or under which (whether or not terminated) any material payments for periods subsequent to the Closing Date will be due from the Acquired Fund;

  (f)   No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened against the Acquired Fund, any of its properties or assets or any person whom the Acquired Fund may be obligated to indemnify in connection with such litigation, proceeding or investigation. The Acquired Fund knows of no facts which might form the basis for the institution of such proceedings, and is not a party to or subject to any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions contemplated hereby;

  (g)   The statement of assets and liabilities, the statement of operations, the statement of changes in net assets and the schedule of investments at, as of and for the two years ended December 31, 2002, of the Acquired Fund, audited by Deloitte & Touche LLP for the year ended December 31, 2002 and by PricewaterhouseCoopers LLP for the year ended December 31, 2001, copies of which have been furnished to the Acquiring Fund, fairly reflect the financial condition and results of operations of the Acquired Fund as of such dates and the results of its operations for the periods then ended in accordance with generally accepted accounting principles consistently applied, and the Acquired Fund has no known liabilities of a material amount, contingent or otherwise, other than those shown on the statement of net assets referred to above or those incurred in the ordinary course of its business since December 31, 2002;

  (h)   Since December 31, 2002, there has not been any material adverse change in the Acquired Fund's financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), or any incurrence by the Acquired Fund of indebtedness, except as disclosed in writing to the Acquiring Fund. For the purposes of this subparagraph (g), distributions of net investment income and net realized capital gains, changes in portfolio securities, changes in the market value of portfolio securities or net redemptions shall be deemed to be in the ordinary course of business;

  (i)   By the Closing Date, all federal and other tax returns and reports of the Acquired Fund required by law to have been filed by such date (giving effect to extensions) shall have been filed, and all federal and other taxes shown to be due on said returns and reports shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the best of the Acquired Fund's knowledge no such return is currently under audit and no assessment has been asserted with respect to any such return;

  (j)   For all taxable years and all applicable quarters of such years from the date of its inception, the Acquired Fund has met, and for the taxable year ending on the Closing Date, will meet the requirements of Subchapter M of the Code for treatment as a "regulated investment company" within the meaning of Section 851 of the Code, and the Acquired Fund has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M did not apply to it. Neither the Acquired Trust nor the Acquired Fund has at any time since its inception been liable for nor is now liable for any material tax pursuant to Sections 852 or 4982 of the Code, except as previously disclosed in writing to and accepted by the Acquiring Fund. The Acquired Fund has duly filed all federal, state, local and foreign tax returns which are required to have been filed, and all taxes of the Acquired Fund which are due and payable have been paid except for amounts that alone or in the aggregate would not reasonably be expected to have a material adverse effect. The Acquired Fund is in compliance in all material respects with applicable regulations of the Internal Revenue Service pertaining to the reporting of dividends and other distributions on and redemptions of its capital stock and to withholding in respect of dividends and other distributions to shareholders, and is not liable for any material penalties which could be imposed thereunder;

  (k)   The authorized capital of the Acquired Trust consists of an unlimited number of shares of beneficial interest, no par value, of such number of different series as the Board of Trustees of the Acquired Trust may authorize from time to time. The outstanding shares of beneficial interest in the Acquired Fund are, and at the Closing Date will be, divided into Class A shares, Class B shares, Class C shares, Class I shares and Advisor Class shares, each having the characteristics described in the Acquired Fund Prospectus. All issued and outstanding shares of the Acquired Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and (except as set forth in the Acquired Fund Prospectus), nonassessable by the Acquired Fund and will have been issued in compliance with all applicable registration or qualification requirements of federal and state securities laws. No options, warrants or other rights to subscribe for or purchase, or securities convertible into, any shares of beneficial interest of the Acquired Fund are outstanding and none will be outstanding on the Closing Date;

  (l)   The Acquired Fund's investment operations from inception to the date hereof have been in compliance in all material respects with the investment policies and investment restrictions set forth in its prospectus and statement of additional information as in effect from time to time, except as previously disclosed in writing to and accepted by the Acquiring Fund;

  (m)   The execution, delivery and performance of this Agreement has been duly authorized by the Trustees of the Acquired Trust, and, upon approval thereof by the required majority of the shareholders of the Acquired Fund, this Agreement will constitute the valid and binding obligation of the Acquired Fund, enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and other equitable principles;

  (n)   The Acquiring Shares to be issued to the Acquired Fund pursuant to paragraph 1 will not be acquired for the purpose of making any distribution thereof other than to the Acquired Fund Shareholders as provided in paragraph 1.3;

  (o)   The information provided by the Acquired Fund for use in the Registration Statement and Proxy Statement referred to in paragraph 5.3 and any information provided by the Acquired Fund for use in any governmental filings in connection with the transactions contemplated hereby, including without limitation applications for exemption orders or no-action letters, shall be accurate and complete in all material respects and shall comply with federal securities and other laws and regulations applicable thereto;

  (p)   No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated by this Agreement, except such as may be required under the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act"), the 1940 Act and state insurance, securities or blue sky laws (which term as used in this Agreement shall include the laws of the District of Columbia and of Puerto Rico);

  (q)   At the Closing Date, the Acquired Trust, on behalf of the Acquired Fund, will have good and marketable title to its assets to be transferred to the Acquiring Fund pursuant to paragraph 1.1 and will have full right, power and authority to sell, assign, transfer and deliver the Investments (as defined below) and any other assets of the Acquired Fund to be transferred to the Acquiring Fund pursuant to this Agreement. At the Closing Date, subject only to the delivery of the Investments and any such other assets and payment therefor as contemplated by this Agreement, the Acquiring Fund will acquire good and marketable title thereto and will acquire the Investments and any such other assets subject to no encumbrances, liens or security interests whatsoever and without any restrictions upon the transfer thereof, except as previously disclosed to and accepted by the Acquiring Fund. As used in this Agreement, the term "Investments" shall mean the Acquired Fund's investments shown on the schedule of its investments as of December 31, 2002, referred to in Section 4.1(f) hereof, as supplemented with such changes in the portfolio as the Acquired Fund shall make, and changes resulting from stock dividends, stock splits, mergers and similar corporate actions through the Closing Date;

  (r)   At the Closing Date, the Acquired Fund will have sold such of its assets, if any, as are necessary to assure that, after giving effect to the acquisition of the assets of the Acquired Fund pursuant to this Agreement, the Acquiring Fund will remain [a "diversified company" within the meaning of Section 5(b)(1) of the 1940 Act and] in compliance with such [other] mandatory investment restrictions as are set forth in the Acquiring Fund Prospectus, as amended through the Closing Date; and

  (s)   No registration of any of the Investments under the Securities Act or under any state securities or blue sky laws would be required if they were, as of the time of such transfer, the subject of a public distribution by either of the Acquiring Fund or the Acquired Fund, except as previously disclosed by the Acquired Fund to and accepted by the Acquiring Fund.

  4.2   The Acquiring Company, on behalf of the Acquiring Fund, represents and warrants the following to the Acquired Trust and to the Acquired Fund as of the date hereof and agrees to confirm the continuing accuracy and completeness in all material respects of the following on the Closing Date:

  (a)   The Acquiring Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Maryland and has the power to own all of its property and assets and to conduct its business as currently conducted;

  (b)   The Acquiring Company is a duly registered investment company classified as a management company of the open-end type and its registration with the SEC as an investment company under the 1940 Act is in full force and effect, and the Acquiring Fund is a separate series thereof duly established, designated and existing in accordance with the applicable provisions of the Articles of Incorporation of the Acquiring Company and the 1940 Act;

  (c)   The Acquiring Fund Prospectus conforms in all material respects with the applicable requirements of the 1933 Act and the rules and regulations of the SEC thereunder and does not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and there are no material contracts to which the Acquiring Fund is a party that are not referred to in the Acquiring Fund Prospectus or in the registration statement of which it is a part;

  (d)   At the Closing Date, the Acquiring Fund will have good and marketable title to its assets;

  (e)   The Acquiring Company is not in violation in any material respect of any provisions of its Articles of Incorporation or By-laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Company is a party or by which the Acquiring Fund is bound, if any, and the execution, delivery and performance of this Agreement will not result in any such violation;

  (f)   No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened against the Acquiring Fund or any of its properties or assets. The Acquiring Fund knows of no facts which might form the basis for the institution of such proceedings, and is not a party to or subject to any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions contemplated hereby;

  (g)   The statement of assets and liabilities, the statement of operations, the statement of changes in net assets and the schedule of investments at, as of and for the two years ended March 31, 2002 and for the six months ended September 30, 2002, of the Acquiring Fund, each audited by Deloitte & Touche LLP, copies of which have been furnished to the Acquired Fund, fairly reflect the financial condition and results of operations of the Acquiring Fund as of such dates and the results of its operations for the periods then ended in accordance with generally accepted accounting principles consistently applied, and the Acquiring Fund has no known liabilities of a material amount, contingent or otherwise, other than those shown on the statement of net assets referred to above or those incurred in the ordinary course of its business since September 30, 2002.

  (h)   Since September 30, 2002, there has not been any material adverse change in the Acquiring Fund's financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), or any incurrence by the Acquiring Fund of indebtedness, except as disclosed in writing to the Acquired Fund. For the purposes of this subparagraph (h), changes in portfolio securities, changes in the market value of portfolio securities or net redemptions shall be deemed to be in the ordinary course of business;

  (i)   By the Closing Date, all federal and other tax returns and reports of the Acquiring Fund required by law to have been filed by such date (giving effect to extensions) shall have been filed, and all federal and other taxes shown to be due on said returns and reports shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the best of the Acquiring Fund's knowledge no such return is currently under audit and no assessment has been asserted with respect to such returns;

  (j)   For all taxable years and all applicable quarters of such years from the date of its inception, the Acquiring Fund has met, and for the current taxable year will meet, the requirements of Subchapter M of the Code for treatment as a "regulated investment company" within the meaning of Section 851 of the Code. Neither the Acquiring Company nor the Acquiring Fund has at any time since its inception been liable for nor is now liable for any material tax pursuant to Sections 852 or 4982 of the Code, except as previously disclosed in writing to and accepted by the Acquired Fund. The Acquiring Fund has duly filed all federal, state, local and foreign tax returns which are required to have been filed, and all taxes of the Acquiring Fund which are due and payable have been paid except for amounts that alone or in the aggregate would not reasonably be expected to have a material adverse effect. The Acquiring Fund is in compliance in all material respects with applicable regulations of the Internal Revenue Service pertaining to the reporting of dividends and other distributions on and redemptions of its capital stock and to withholding in respect of dividends and other distributions to shareholders, and is not liable for any material penalties which could be imposed thereunder;

  (k)   The authorized capital of the Acquiring Company consists of [___________] shares of common stock, par value of $0.01 per share, of which _____ shares are authorized for the Acquiring Fund. The outstanding shares in the Acquiring Fund are, and at the Closing Date will be, divided into Class A shares, Class B shares, Class C shares and Class Y shares, each having the characteristics described in the Acquiring Fund Prospectus. All issued and outstanding shares of the Acquiring Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Acquiring Company, and will have been issued in compliance with all applicable registration or qualification requirements of federal and state securities laws. No options, warrants or other rights to subscribe for or purchase, or securities convertible into, any shares of common stock in the Acquiring Fund of any class are outstanding and none will be outstanding on the Closing Date (except such rights as the Acquiring Fund may have pursuant to this Agreement);

  (l)   The Acquiring Fund's investment operations from inception to the date hereof have been in compliance in all material respects with the investment policies and investment restrictions set forth in its prospectus or prospectuses and statement or statements of additional information as in effect from time to time;

  (m)   The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquiring Company, and this Agreement constitutes the valid and binding obligation of the Acquiring Company and the Acquiring Fund enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and other equitable principles;

  (n)   The Acquiring Shares to be issued and delivered to the Acquired Fund pursuant to the terms of this Agreement will at the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued Class A shares, Class B shares, Class C shares or Class Y shares, as the case may be, in the Acquiring Fund, and will be fully paid and non-assessable by the Acquiring Company, and no shareholder of the Acquiring Company will have any preemptive right of subscription or purchase in respect thereof;

  (o)   The information to be furnished by the Acquiring Fund for use in the Registration Statement and the Proxy Statement referred to in paragraph 5.3 and any information furnished by the Acquiring Fund for use in any governmental filings in connection with the transactions contemplated hereby, including without limitation applications for exemption orders or no-action letters, shall be accurate and complete in all material respects and shall comply with federal securities and other laws and regulations applicable thereto; and

  (p)   No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated by this Agreement, except such as may be required under 1933 Act, the 1934 Act, the 1940 Act and state insurance, securities or blue sky laws.

5. COVENANTS OF THE ACQUIRED FUND AND THE ACQUIRING FUND.

The Acquiring Company, on behalf of the Acquiring Fund, and the Acquired Trust, on behalf of the Acquired Fund, each hereby covenants and agrees with the other as follows:

  5.1   The Acquired Fund will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business may include paying regular and customary periodic dividends and other distributions.

  5.2   The Acquired Fund will call a meeting of its shareholders to be held prior to the Closing Date to consider and approve this Agreement and take all other reasonable action necessary to obtain the required shareholder approval of the transactions contemplated hereby.

  5.3   In connection with the Acquired Fund shareholders' meeting referred to in paragraph 5.2, the Acquired Fund will prepare a Proxy Statement for such meeting, to be included in a Registration Statement on Form N-14 (the "Registration Statement") which the Acquiring Company will prepare and file for the registration under the 1933 Act of the Acquiring Shares to be distributed to the Acquired Fund Shareholders pursuant hereto, all in compliance with the applicable requirements of the 1933 Act, the 1934 Act, and the 1940 Act.

  5.4   The information to be furnished by the Acquired Fund for use in the Registration Statement and the information to be furnished by the Acquiring Fund for use in the Proxy Statement, each as referred to in paragraph 5.3, shall be accurate and complete in all material respects and shall comply with federal securities and other laws and regulations thereunder applicable thereto.

  5.5   The Acquiring Fund will advise the Acquired Fund promptly if at any time prior to the Closing Date the Acquiring Fund becomes aware that the assets of the Acquired Fund include any securities which the Acquiring Fund is not permitted to acquire.

  5.6   Subject to the provisions of this Agreement, the Acquired Fund and the Acquiring Fund will each take or cause to be taken all actions, and do or cause to be done all things reasonably necessary, proper or advisable to cause the conditions to the other party's obligations to consummate the transactions contemplated hereby to be met or fulfilled and otherwise to consummate and make effective such transactions.

  5.7   The Acquiring Fund will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state securities or blue sky laws as it may deem appropriate in order to continue its operations after the Closing Date.

  5.8   At the Closing, the Acquired Trust will turn over to the Acquiring Company all its books and records regarding the Acquired Fund, including all books and records required to be maintained under the 1940 Act and the rules and regulations thereunder.

6. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND.

The obligations of the Acquired Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Company, on behalf of the Acquiring Fund, of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, to the following further conditions:

  6.1   The Acquiring Company, on behalf of the Acquiring Fund, shall have delivered to the Acquired Trust a certificate executed in its name by its President or Vice President and its Treasurer or Assistant Treasurer, in form satisfactory to the Acquired Trust and dated as of the Closing Date, to the effect that the representations and warranties of the Acquiring Company on behalf of the Acquiring Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and that the Acquiring Company and the Acquiring Fund have complied with all the covenants and agreements and satisfied all of the conditions on their parts to be performed or satisfied under this Agreement at or prior to the Closing Date.

  6.2   The Acquired Trust shall have received a favorable opinion from Kirkpatrick & Lockhart LLP, counsel to the Acquiring Company, dated the Closing Date and in a form reasonably satisfactory to the Acquired Trust, substantially to the following effect:

  (a) The Acquiring Company is a corporation duly organized and validly existing under the laws of the State of Maryland and has corporate power and authority necessary to own all of its properties and assets and to carry on its business as presently conducted, and the Acquiring Fund is a separate series of the Acquiring Company duly constituted in accordance with the applicable provisions of the 1940 Act and the Articles of Incorporation of the Acquiring Company; (b) this Agreement has been duly authorized, executed and delivered on behalf of the Acquiring Fund and, assuming the Proxy Statement and the Registration Statement referred to in paragraph 5.3 comply with all applicable provisions of federal securities laws, this Agreement constitutes the valid and binding obligation of the Acquiring Fund enforceable against the Acquiring Fund in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights and general principles of equity; (c) the Acquiring Fund has the power to assume the liabilities to be assumed by it hereunder and upon consummation of the transactions contemplated hereby the Acquiring Fund will have duly assumed such liabilities; (d) the Acquiring Shares to be issued for transfer to the shareholders of the Acquired Fund as provided by this Agreement are duly authorized and upon such transfer and delivery will be validly issued and outstanding and fully paid and nonassessable Class A shares, Class B shares, Class C shares and Class Y shares of the Acquiring Fund, assuming that as consideration for such shares not less than the net asset value and the par value of such shares has been paid and that the conditions set forth in this Agreement have been satisfied; and no shareholder of the Acquiring Fund has any preemptive right of subscription or purchase in respect of such shares; (e) the execution and delivery by the Acquiring Company on behalf of the Acquiring Fund of this Agreement did not, and the performance by the Acquiring Company and the Acquiring Fund of their respective obligations hereunder will not, violate the Acquiring Company's Articles of Incorporation or By-laws, or any provision of any agreement filed as an exhibit to the Acquiring Company's Registration Statement on Form N-1A, as amended to date, and to which the Acquiring Company or the Acquiring Fund is a party or by which either of them is bound, or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any such agreement or any judgment or decree to which the Acquiring Company or the Acquiring Fund is a party or by which either of them is bound; (f) to the knowledge of such counsel, no consent, approval, authorization or order of any United States federal or Maryland state court or governmental authority is required for the consummation by the Acquiring Company or the Acquiring Fund of the transactions contemplated by this Agreement, except such as may be required under state securities or blue sky laws or such as have been obtained; (g) after inquiry of officers of the Acquiring Company by such counsel, but without having made any other investigation, there is no legal or governmental proceeding relating to the Acquiring Company or the Acquiring Fund on or before the date of mailing of the Proxy Statement referred to in paragraph 5.3 or the date of such opinion which is required to be described in the Registration Statement referred to in paragraph 5.3 which is not disclosed therein; (h) the Acquiring Company is duly registered with the SEC as an investment company under the 1940 Act; and (i) to the knowledge of such counsel, after having made inquiry of officers of the Acquiring Company but without having made any other investigation, there is no litigation or administrative proceeding or investigation of or before any court or governmental body presently pending or threatened as to the Acquiring Company or the Acquiring Fund or any of their respective properties or assets that places in question the validity or enforceability of, or seeks to enjoin the performance of, the Acquiring Company's obligations under this Agreement, and neither the Acquiring Company nor the Acquiring Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects either of their respective businesses.

7. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND.

The obligations of the Acquiring Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquired Trust, on behalf of the Acquired Fund, of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, to the following further conditions:

  7.1   The Acquired Trust, on behalf of the Acquired Fund, shall have delivered to the Acquiring Company a certificate executed in its name by its President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to the Acquiring Company and dated the Closing Date, to the effect that the representations and warranties of the Acquired Trust, on behalf of the Acquired Fund, made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and that the Acquired Trust and the Acquired Fund have complied with all the covenants and agreements and satisfied all of the conditions on their part to be performed or satisfied under this Agreement at or prior to the Closing Date;

  7.2   The Acquiring Company shall have received a favorable opinion from Bell, Boyd & Lloyd LLC, counsel to the Acquired Trust, dated the Closing Date and in a form reasonably satisfactory to the Acquiring Company, substantially to the following effect (for purposes of rendering opinions with respect to matters of Massachusetts law and Maryland law, Bell, Boyd & Lloyd LLC may rely on the opinion of Kirkpatrick & Lockhart LLP):

  (a) The Acquired Trust is a business trust duly organized and validly existing under the laws of the Commonwealth of Massachusetts and has the power and authority necessary to own all of its properties and assets and to carry on its business as presently conducted, and the Acquired Fund is a separate series of the Acquired Trust duly constituted in accordance with the applicable provisions of the 1940 Act and the Declaration of Trust and By-laws of the Acquired Trust; (b) this Agreement has been duly authorized, executed and delivered on behalf of the Acquired Fund and, assuming the Proxy Statement and the Registration Statement referred to in paragraph 5.3 comply with all applicable provisions of federal securities laws, this Agreement constitutes the valid and binding obligation of the Acquired Fund enforceable against the Acquired Fund in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights and general principles of equity; (c) the Acquired Fund has the power to sell, assign, transfer and deliver the assets to be transferred by it under this Agreement, and, upon consummation of the transactions contemplated by this Agreement, the Acquired Fund will have duly transferred such assets to the Acquiring Fund; (d) the execution and delivery by the Acquired Trust on behalf of the Acquired Fund of this Agreement did not, and the performance by the Acquired Trust and the Acquired Fund of their respective obligations hereunder will not, violate the Acquired Trust's Declaration of Trust or By-laws, or any provision of any agreement filed as an exhibit to the Acquired Trust's Registration Statement on Form N-1A, as amended to date, and to which the Acquired Trust or the Acquired Fund is a party or by which either of them is bound, or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any such agreement or any judgment or decree to which the Acquired Trust or the Acquired Fund is a party or by which either of them is bound; (e) to the knowledge of such counsel, no consent, approval, authorization or order of any United States federal or Massachusetts state court or governmental authority is required for the consummation by the Acquired Trust or the Acquired Fund of the transactions contemplated by this Agreement, except such as may be required under state securities or blue sky laws or such as have been obtained; (f) after inquiry of officers of the Acquired Trust by such counsel, but without having made any other investigation, there is no legal or governmental proceeding relating to the Acquired Trust or the Acquired Fund on or before the date of mailing of the Proxy Statement referred to in paragraph 5.3 or the date of such opinion which is required to be described in the Registration Statement referred to in paragraph 5.3 which is not disclosed therein; (g) the Acquired Trust is duly registered with the SEC as an investment company under the 1940 Act; (h) to the knowledge of such counsel, after having made inquiry of officers of the Acquired Trust but without having made any other investigation, there is no litigation or administrative proceeding or investigation of or before any court or governmental body presently pending or threatened as to the Acquired Trust or the Acquired Fund or any of their respective properties or assets that places in question the validity or enforceability of, or seeks to enjoin the performance of, the Acquired Trust's obligations under this Agreement, and neither the Acquired Trust nor the Acquired Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects either of their respective businesses; and (i) all issued and outstanding shares of the Acquired Fund are validly issued, fully paid and non-assessable, assuming that as consideration for such shares not less than the net asset value of such shares has been paid, and assuming that such shares were issued in accordance with the Acquired Fund's registration statement, or any amendments thereto, in effect at the time of such issuance.

  7.3   The Acquired Fund shall have furnished to the Acquiring Fund tax returns, signed by a partner of Deloitte & Touche LLP, for the fiscal year ended December 31, 2002 and signed pro forma tax returns for the period from December 31, 2002 to the Closing Date (which pro forma tax returns shall be furnished promptly after the Closing Date).

  7.4   Prior to the Closing Date, the Acquired Fund shall have declared a dividend or dividends which, together with all previous dividends, shall have the effect of distributing all of the Acquired Fund's investment company taxable income for its taxable years ending on or after December 31, 2002 and on or prior to the Closing Date (computed without regard to any deduction for dividends paid), and all of its net capital gains realized in each of its taxable years ending on or after December 31, 2002 and on or prior to the Closing Date.

  7.5   The Acquired Fund shall have furnished to the Acquiring Fund a certificate, signed by the President (or any Vice President) and the Treasurer of the Acquired Trust, as to the adjusted tax basis in the hands of the Acquired Fund of the securities delivered to the Acquiring Fund pursuant to this Agreement.

  7.6   The custodian of the Acquired Fund shall have delivered to the Acquiring Fund a certificate identifying all of the assets of the Acquired Fund held by such custodian as of the Valuation Date, and the Acquired Fund shall have delivered to the Acquiring Fund a statement of assets and liabilities of the Acquired Fund as of the Valuation Date, prepared in accordance with generally accepted accounting principles consistently applied from the prior audited period, certified by the Treasurer of the Acquired Fund.

8. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF EACH
OF THE ACQUIRING FUND AND THE ACQUIRED FUND.

The respective obligations of the Acquired Trust and the Acquiring Company hereunder are each subject to the further conditions that on or before the Closing Date:

  8.1   This Agreement and the transactions contemplated herein shall have been approved by the vote of the required majority of the holders of the outstanding shares of the Acquired Fund of record on the record date for the meeting of its shareholders referred to in paragraph 5.2;

  8.2   On the Closing Date no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated hereby;

  8.3   All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the SEC and of state blue sky and securities authorities) deemed necessary by the Acquired Trust or the Acquiring Company to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund;

  8.4   The Registration Statement referred to in paragraph 5.3 shall have become effective under the 1933 Act and no stop order suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act;

  8.5   The Acquired Trust and the Acquiring Company shall have received a favorable opinion of Bell, Boyd & Lloyd LLC satisfactory to the Acquired Trust and the Acquiring Company substantially to the effect that, for federal income tax purposes:

  (a)   The acquisition by the Acquiring Fund of the assets of the Acquired Fund in exchange for the Acquiring Fund's assumption of the Obligations of the Acquired Fund and issuance of the Acquiring Shares, followed by the distribution by the Acquired Fund of such Acquiring Shares to the shareholders of the Acquired Fund in exchange for their shares of the Acquired Fund, all as provided in paragraph 1 hereof, will constitute a reorganization within the meaning of Section 368(a) of the Code, and the Acquired Fund and the Acquiring Fund will each be "a party to a reorganization" within the meaning of Section 368(b) of the Code;

  (b)   No gain or loss will be recognized to the Acquired Fund (i) upon the transfer of its assets to the Acquiring Fund in exchange for the Acquiring Shares and the Acquiring Fund's assumption of the Obligations or (ii) upon the distribution of the Acquiring Shares to the shareholders of the Acquired Fund as contemplated in paragraph 1 hereof;

  (c)   No gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Acquired Fund in exchange for the assumption of the Obligations and issuance of the Acquiring Shares as contemplated in paragraph 1 hereof;

  (d)   The tax basis of the assets of the Acquired Fund acquired by the Acquiring Fund will be the same as the basis of those assets in the hands of the Acquired Fund immediately prior to the transfer, and the holding period of the assets of the Acquired Fund in the hands of the Acquiring Fund will include the period during which those assets were held by the Acquired Fund;

  (e)   The Acquired Fund Shareholders will recognize no gain or loss upon the exchange of their shares of the Acquired Fund for the Acquiring Shares;

  (f)   The tax basis of the Acquiring Shares to be received by each Acquired Fund Shareholder will be the same in the aggregate as the aggregate tax basis of the shares of the Acquired Fund surrendered in exchange therefor;

  (g)   The holding period of the Acquiring Shares to be received by each Acquired Fund Shareholder will include the period during which the shares of the Acquired Fund surrendered in exchange therefor were held by such shareholder, provided such shares of the Acquired Fund were held as a capital asset on the date of the exchange; and

  (h)   The Acquiring Fund will succeed to and take into account the items of the Acquired Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the regulations thereunder.

  8.6   At any time prior to the Closing, any of the foregoing conditions of this paragraph 8 may be waived jointly by the Board of Trustees of the Acquired Trust and the Board of Directors of the Acquiring Company if, in their judgment, such waiver will not have a material adverse effect on the interests of the shareholders of the Acquired Fund and the Acquiring Fund.

9. FEES AND EXPENSES.

  9.1   All fees paid to governmental authorities for the registration or qualification of the Acquiring Shares and all transfer agency costs related to the Acquiring Shares shall be allocated to the Acquiring Company, on behalf of the Acquiring Fund. All of the other expenses of the transactions, including without limitation, fees and expenses related to printing, mailing, solicitation of proxies, tabulation of votes and accounting, legal and custodial expenses, contemplated by this Agreement shall be allocated to the Acquired Trust, on behalf of the Acquired Fund. The expenses detailed above shall be borne as follows: (a) as to expenses allocable to the Acquired Trust, on behalf of the Acquired Fund, fifty percent (50%) of such expenses shall be borne by the Acquired Fund and fifty percent (50%) by Waddell & Reed Ivy Investment Company; and (b) as to expenses allocable to the Acquiring Company, on behalf of the Acquiring Fund, all of such expenses shall be borne by the Acquiring Fund. Neither Fund will be reimbursed for any expenses incurred by it or on its behalf in connection with the reorganization contemplated by this Agreement unless those expenses are solely and directly related to the reorganization contemplated by this Agreement (determined in accordance with the guidelines set forth in Rev. Rul. 73-54, 1973-1 C.B. 187).

  9.2   In the event the transactions contemplated by this Agreement are not consummated, then Waddell & Reed Ivy Investment Company agrees that it shall bear all of the costs and expenses incurred by both the Acquiring Fund and the Acquired Fund in connection with such transactions.

  9.3   Notwithstanding any other provisions of this Agreement, if for any reason the transactions contemplated by this Agreement are not consummated, neither the Acquiring Fund nor the Acquired Fund shall be liable to the other for any damages resulting therefrom, including, without limitation, consequential damages.

  9.4   Notwithstanding any of the foregoing, costs and expenses will in any event be paid by the party directly incurring them if and to the extent that the payment by another party of such costs and expenses would result in the disqualification of such party as a "regulated investment company" within the meaning of Section 851 of the Code.

10. ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES.

  10.1   The Acquired Trust on behalf of the Acquired Fund and the Acquiring Company on behalf of the Acquiring Fund agree that neither party has made any representation, warranty or covenant to the other not set forth herein and that this Agreement constitutes the entire agreement between the parties.

  10.2   The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder except paragraphs 1.1, 1.3, 1.4, 1.5, 1.6, 1.7, 3.4, 5.4, 7.3, 9, 10, 13 and 14.

11. TERMINATION.

  11.1   This Agreement may be terminated by the mutual agreement of the Acquiring Company and the Acquired Trust. In addition, either the Acquiring Company or the Acquired Trust may at its option terminate this Agreement at or prior to the Closing Date:

  (a)   Because of a material breach by the other of any representation, warranty, covenant or agreement contained herein to be performed by the other party at or prior to the Closing Date;

  (b)   If a condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met; or

  (c)   Any governmental authority of competent jurisdiction shall have issued any judgment, injunction, order, ruling or decree or taken any other action restraining, enjoining or otherwise prohibiting this Agreement or the consummation of any of the transactions contemplated herein and such judgment, injunction, order, ruling, decree or other action becomes final and non-appealable; provided that the party seeking to terminate this Agreement pursuant to this Section 11.1(c) shall have used its reasonable best efforts to have such judgment, injunction, order, ruling, decree or other action lifted, vacated or denied.

  11.2   If the transactions contemplated by this Agreement have not been substantially completed by September 30, 2003, this Agreement shall automatically terminate on that date unless a later date is agreed to by both the Acquired Trust and the Acquiring Company.

12. AMENDMENTS.

This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Acquired Trust on behalf of the Acquired Fund and the Acquiring Company on behalf of the Acquiring Fund; provided, however, that following the shareholders' meeting called by the Acquired Fund pursuant to paragraph 5.2, no such amendment may have the effect of changing the provisions for determining the number of the Acquiring Shares to be issued to the Acquired Fund Shareholders under this Agreement to the detriment of such shareholders without their further approval.

13. NOTICES.

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by prepaid courier, telecopy or certified mail addressed to: (i) Ivy Fund, Via Mizner Financial Plaza, 925 South Federal Highway, Suite 600, Boca Raton, FL 33432 attn: Secretary; or (ii) W&R Funds, Inc., 6300 Lamar Avenue, P.O. Box 29217, Shawnee Mission, KS 66201-9217, attn: Secretary.

14. HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT;
 NON-RECOURSE; FINDERS' FEES.

  14.1   The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

  14.2   This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

  14.3   This Agreement shall be governed by and construed in accordance with the domestic substantive laws of the State of Maryland, without giving effect to any choice or conflicts of law rule or provision that would result in the application of the domestic substantive laws of any other jurisdiction.

  14.4   This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

  14.5   A copy of the Declaration of Trust of the Acquired Trust is on file with the Secretary of the Commonwealth of Massachusetts and the Articles of Incorporation of the Acquiring Company are on file with the Department of Assessments and Taxation of the State of Maryland, and notice is hereby given that no trustee, director, officer, agent or employee of either the Acquired Trust or the Acquiring Company shall have any personal liability under this Agreement, and that this Agreement is binding only upon the assets and properties of the Acquired Fund and the Acquiring Fund.

  14.6   The Acquired Trust, on behalf of the Acquired Fund, and the Acquiring Company, on behalf of the Acquiring Fund, each represents and warrants to the other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed as a sealed instrument by its President or Vice President and its corporate seal to be affixed thereto and attested by its Secretary or Assistant Secretary.

ATTEST: By: Name: Title:	IVY FUND, on behalf of its US Blue Chip Fund By: Name: Title:
W&R FUNDS, INC., on behalf of its Core Equity Fund By: Name: Title:
ATTEST: By: Name: Title:
ATTEST: By: Name: Title:	Agreed and accepted as to paragraph 9 only: WADDELL & REED IVY INVESTMENT COMPANY By: Name Title

APPENDIX B

FUND INFORMATION

SHARES OUTSTANDING AND ENTITLED TO VOTE OF THE ACQUIRED FUND

Only the shareholders of record of the Acquired Fund at the close of business on ________ __, 2003, will be entitled to vote at the Meeting. On that date, the number of shares outstanding of the Acquired Fund was as follows:

FUND	CLASS	NUMBER OF SHARES OUTSTANDING AND ENTITLED TO VOTE
ACQUIRED FUND.......................	Class A
Class B
Class C
Advisor Class
TOTAL

OWNERSHIP OF SHARES

As of March __, 2003, Ivy Fund and W&R Funds each believes that its Trustees/Directors and officers, as a group, owned [less than one percent] of each class of shares of each Fund and of Ivy Fund or W&R Funds, respectively, as a whole. As of March __, 2003, the following shareholders of record owned 5% or more of the outstanding shares of the noted class of shares of the noted Fund:

ACQUIRED FUND CLASS	NAME AND ADDRESS OF SHAREHOLDER	NUMBER OF OUTSTANDING SHARES OF CLASS OWNED	PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED	PERCENTAGE OF FUND OWNED
Class A.............................
Class B..............................
Class C..............................
Advisor Class....................
W&R FUND CLASS	NAME AND ADDRESS OF SHAREHOLDER	NUMBER OF OUTSTANDING SHARES OF CLASS OWNED	PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED	PERCENTAGE OF FUND OWNED
Class A...............................
Class B...............................
Class C...............................
Class Y..............................

OWNERSHIP OF SHARES UPON CONSUMMATION OF ACQUISITION

The shareholders of record that owned 5% or more of the outstanding shares of the noted class of shares of the noted Fund as of _______ __, 2003 would own the following percentages of the W&R Fund noted below upon consummation of the Acquisition. The percentages presented below assume that the Acquisition of the Acquired Fund is consummated.

ACQUIRED FUND CLASS	NAME AND ADDRESS OF SHAREHOLDER	PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED UPON CONSUMMATION OF ACQUISITION	PERCENTAGE OF FUND OWNED UPON CONSUMMATION OF ACQUISITION
Class A................................
Class B.................................
Class C.................................
Advisor Class........................

APPENDIX C

CAPITALIZATION

The following table shows on an unaudited basis the capitalization of each of the Acquired Fund and the W&R Fund as of February 28, 2003, and on a pro forma combined basis, giving effect to the acquisition of the assets and liabilities of Acquired Fund by the W&R Fund at net asset value as of that date.

	ACQUIRED FUND	W&R FUND+	PRO FORMA ADJUSTMENTS	W&R FUND PRO FORMA COMBINED (1) (2)
Class A(3)
Net asset value	$23,057,059	$12,527,308	($18,700)(4)	$35,565,677
Shares outstanding	3,351,827	1,881,988	107,386	5,341,201
Net asset value per share	$6.88	$6.66		$6.66

Class B (3)
Net asset value	$7,999,105	$4,605,544	($6,500)(4)	$12,598,149
Shares outstanding	1,193,998	710,529	39,429	1,943,956
Net asset value per share	$6.70	$6.48		$6.48

Class C (3)
Net asset value	$436,542	$205,894,218	($400)(4)	$206,330,360
Shares outstanding	65,251	31,637,846	1,745	31,704,842
Net asset value per share	$6.69	$6.51		$6.51

Advisor Class and Class Y (3)
Net asset value	$577,482	$2,491,473	($500)(4)	$3,068,455
Shares outstanding	82,829	361,657	913	445,399
Net asset value per share	$6.97	$6.89		$6.89

------------------------

+ The W&R Fund will be the accounting survivor for financial statement purposes.

(1) Assumes the Acquisition was consummated on February 28, 2003, and is for information purposes only. No assurance can be given as to how many shares of the W&R Fund will be received by the shareholders of the Acquired Fund on the date the Acquisition take place, and the foregoing should not be relied upon to reflect the number of shares of the W&R Fund that actually will be received on or after such date.

(2) Class A Shares, Class B Shares, Class C Shares and Advisor Class Shares of the Acquired Fund will be exchanged for new Class A shares, Class B shares, Class C shares and Class Y shares, respectively, of the W&R Fund upon consummation of the Acquisition. As no Class I shares are outstanding as of February 28, 2003, and the shares are not available for purchase, no Class I shares will be transferred as part of the Acquisition.

(3) Capitalization information is for Class A Shares, Class B Shares, and Class C Shares and Advisor Class Shares of the Acquired Fund and Class A shares, Class B shares, Class C shares and Class Y shares, respectively, of the W&R Fund pro forma combined.

(4) Adjustments reflect estimated one-time proxy, accounting, legal and other costs of reorganization of $_________ to be borne by the Acquired Fund.

APPENDIX D

INFORMATION APPLICABLE TO CLASS A, CLASS B, CLASS C AND CLASS Y SHARES OF THE W&R FUND AND CLASS A, CLASS B, CLASS C, CLASS I AND ADVISOR SHARES OF THE ACQUIRED FUND

COMPARISON OF DISTRIBUTION AND SHAREHOLDER SERVICING ARRANGEMENTS FOR THE W&R FUND AND THE ACQUIRED FUND.

Class A shares of the W&R Fund and Class A shares of the Acquired Fund.

The Acquired Fund has adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended ("1940 Act"), for its Class A shares that allows the Fund to pay distribution and other fees for the sale and distribution of its Class A shares and for services provided to Class A shareholders.

The W&R Fund has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act for its Class A shares. Under the Class A Plan, the W&R Fund may pay Waddell & Reed, Inc. ("W&R, Inc.") a fee of up to 0.25%, on an annual basis, of the average daily net assets of the Class A shares. This fee is to compensate W&R, Inc. for, either directly or through third parties, distributing the Fund's Class A shares, providing personal service to Class A shareholders and/or maintaining Class A shareholder accounts.

Class B shares of the W&R Fund and Class B shares of the Acquired Fund.

The Acquired Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, for its Class B shares that allows the Fund to pay distribution and other fees for the sale and distribution of its Class B shares and for services provided to Class B shareholders.

The W&R Fund has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act for its Class B shares. Under the Class B Plan, the W&R Fund may pay W&R, Inc., on an annual basis, a service fee of up to 0.25% of the average daily net assets of the shares of that class to compensate W&R, Inc. for, either directly or through third parties, providing personal service to shareholders of that class and/or maintaining shareholder accounts for that class and a distribution fee of up to 0.75% of the average daily net assets of the shares of that class to compensate W&R, Inc. for, either directly or through third parties, distributing shares of that class. No payment of the distribution fee will be made, and no deferred sales charge will be paid, to W&R, Inc. by the W&R Fund if, and to the extent that, the aggregate distribution fees paid by the Fund and the deferred sales charges received by W&R, Inc. with respect to the Fund's Class B shares would exceed the maximum amount of such charges that W&R, Inc. is permitted to receive under the National Association of Securities Dealers ("NASD") rules as then in effect.

Class C shares of the W&R Fund and Class C shares of the Acquired Fund.

The Acquired Fund has adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 for its Class C shares that allows the Fund to pay distribution and other fees for the sale and distribution of its Class C shares and for services provided to Class C shareholders.

The W&R Fund has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act for its Class C shares. Under the Class C Plan, the W&R Fund may pay W&R, Inc., on an annual basis, a service fee of up to 0.25% of the average daily net assets of the shares of that class to compensate W&R, Inc. for, either directly or through third parties, providing personal service to shareholders of that class and/or maintaining shareholder accounts for that class and a distribution fee of up to 0.75% of the average daily net assets of the shares of that class to compensate W&R, Inc. for, either directly or through third parties, distributing shares of that class. No payment of the distribution fee will be made, and no deferred sales charge will be paid, to W&R, Inc. by the W&R Fund if, and to the extent that, the aggregate distribution fees paid by the Fund and the deferred sales charges received by W&R, Inc. with respect to the Fund's Class C shares would exceed the maximum amount of such charges that W&R, Inc. is permitted to receive under the NASD rules as then in effect.

Class Y shares of the W&R Fund and Advisor Class shares of the Acquired Fund.

The Acquired Fund has not adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act with respect to its Class I shares.

The W&R Fund has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act for its Class Y shares. Under the Class Y Plan, the W&R Fund may pay W&R, Inc. a fee of up to 0.25%, on an annual basis, of the average daily net assets of the Fund's Class Y shares to compensate W&R, Inc. for, either directly or through third parties, distributing the Class Y shares of that Fund, providing service to Class Y shareholders and/or maintaining Class Y shareholder accounts.

SHAREHOLDER TRANSACTIONS AND SERVICES OF THE W&R FUND AND THE ACQUIRED FUND.
This section describes the shareholder transactions and services of the W&R Fund and the Acquired Fund.

    A. Sales Charges, Reduction of Sales Charges and Exemptions

Class A shares of the W&R Fund and Class A shares of the Acquired Fund.

The Class A shares of each of the W&R Fund and the Acquired Fund are subject to an initial sales charge when you buy them, based on the amount of your investment. A table comparing the initial sales charges for various investment amounts for each Fund is included on page 13 of the Prospectus/Proxy Statement. For an investment of $2 million or more in the W&R Fund, only Class A shares are available; however, the W&R Fund may impose a CDSC of 1.00% on certain redemptions of such large investments in Class A shares made within twelve months of purchase. For Class A shares of the Acquired Fund purchased at NAV, a CDSC of 1.00% may apply to Class A shares redeemed within two years of the end of the month in which they were purchased. See page 6 of the Prospectus/Proxy.

For Class A shares of the W&R Fund, lower sales charges are available by:

    Combining additional purchases of Class A shares of any of the funds in Waddell & Reed Advisors Funds, W&R Funds, Inc. and/or Waddell & Reed InvestEd Portfolios, Inc. except Class A shares of Waddell & Reed Advisors Cash Management, Inc. or Class A shares of W&R Funds, Inc. Money Market Fund unless acquired by exchange for Class A shares on which a sales charge was paid (or as a dividend or distribution on such acquired shares), with the net asset value (NAV) of Class A shares already held (Rights of Accumulation).
    Grouping all purchases of Class A shares of the funds referenced above, except shares of Waddell & Reed Advisors Cash Management, Inc. or W&R Funds, Inc. Money Market Fund, made during a thirteen-month period (Letter of Intent).
    Grouping purchases by certain related persons.

Class A shares may be purchased at NAV by:

    The Directors and officers of the W&R Fund or of any affiliated entity of W&R, Inc., employees of W&R, Inc. and its affiliates, financial advisors of W&R, Inc. and its affiliates and the spouse, children, parents, children's spouses and spouse's parents of each, including purchases into certain retirement plans and certain trusts for these individuals.
    Until December 31, 2003, clients of Legend Equities Corporation ("Legend") if the purchase is made with the proceeds of the redemption of shares of a mutual fund which is not within the Waddell & Reed Advisors Funds or W&R Funds, Inc. and the purchase is made within sixty (60) days of such redemption.
    Retirement plan accounts held in the Waddell & Reed Advisors Retirement Plan, offered and distributed by Nationwide Investment Services Corporation through Nationwide Trust Company, FSB retirement programs.
    Direct Rollovers from the Waddell & Reed Advisors Retirement Plan.
    Participants in a 401(k) plan or a 457 plan having 100 or more eligible employees, and the shares are held in individual plan participant accounts on the Fund's records.
    Friends of the Firm which include certain persons who have an existing relationship with W&R, Inc. or any of its affiliates.

For Class A shares of the Acquired Fund, you can reduce your initial sales charge through (1) Rights of Accumulation, which permit you to pay the sales charge that applies to the cost or value (whichever is higher) of all Ivy Fund Class A shares you own, or (2) a Letter of Intent, which permits you to pay the sales charge that would apply to your cumulative purchase of Fund shares over a thirteen month period. You may purchase Class A shares of the Acquired Fund at NAV through the following methods:

    through certain investment advisors and financial planners who charge a management, consulting or other fee for their services;
    under certain qualified retirement plans;
    as an employee or director of the Adviser or its affiliates;
    as an employee of a selected dealer;
    through the Merrill Lynch Daily K Plan (the "Plan"), provided the Plan has at least $3 million in assets or over 500 or more eligible employees. Class B shares of the Funds are made available to Plan participants at NAV without a CDSC if the Plan has less than $3 million in assets or fewer than 500 eligible employees; or
    if you are investing at least $500,000 through a dealer or agent. A CDSC of 1.00% may apply to shares redeemed within two years of the end of the month in which they were purchased.

Certain trust companies, bank trust departments, credit unions, savings and loans and other similar organizations may also be exempt from the initial sales charge on Class A shares.

Class B shares of the W&R Fund and Class B shares of the Acquired Fund.

Class B shares of each Fund are not subject to an initial sales charge but are subject to a CDSC if you sell your Class B shares within six years of their purchase. Class B shares of the W&R Fund, and any dividends and distributions paid on such shares, automatically convert to Class A shares eight years after the end of the month in which the shares were purchased. Similarly, Class B shares of the Acquired Fund convert automatically to Class A shares approximately eight years after the original date of purchase.

The CDSC for Class B shares of the Acquired Fund is waived for:

    Certain post-retirement withdrawals from an IRA or other retirement plan if you are over 59 1/2 years old.
    Redemptions by certain eligible 401(a) and 401(k) plans and certain retirement plan rollovers.
    Redemptions resulting from a tax-free return of excess contribution to an IRA.
    Withdrawals resulting from shareholder death or disability provided that the redemption is requested within one year of death or disability.
    Withdrawals through the Systematic Withdrawal Plan of up to 12% per year of your account value at the time the plan is established.

The CDSC will not apply to Class B shares of the W&R Fund in the following circumstances:

    redemptions of shares requested within one year of the shareholder's death or disability, provided the Fund is notified of the death or disability at the time of the request and furnished proof of such event satisfactory to W&R, Inc.;
    redemptions of shares made to satisfy required minimum distributions after age 10 1/2 from a qualified retirement plan, a required minimum distribution from an individual retirement account, Keogh plan or custodial account under section 403(b)(7) of the Code, a tax-free return of an excess contribution, or that otherwise results from the death or disability of the employee, as well as in connection with redemptions by any tax-exempt employee benefit plan for which, as a result of a subsequent law or legislation, the continuation of its investment would be improper;
    redemptions of shares purchased by current or retired Directors of the Fund, Directors of affiliated companies, current or retired officers of the Fund, employees of W&R, Inc. and its affiliates, financial advisors of W&R, Inc. and its affiliates, and by the members of the immediate families of such persons;
    redemptions of shares made pursuant to a shareholder's participation in any systematic withdrawal service adopted for a Fund (the service and this exclusion from the CDSC do not apply to a one-time withdrawal);
    redemptions the proceeds of which are reinvested within forty-five (45) days in shares of the same class of the Fund as that redeemed;
    redemptions the proceeds of which are invested in Waddell & Reed InvestEd Portfolios, Inc.;
    the exercise of certain exchange privileges;
    redemptions effected pursuant to the Fund's right to liquidate a shareholder's shares if the aggregate NAV of those shares is less than $500; or
    redemptions effected by another registered investment company by virtue of a merger or other reorganization with a Fund or redemptions by a former shareholder of such investment company of shares of the Fund acquired pursuant to such reorganization.

Class C shares of the W&R Fund and Class C shares of the Acquired Fund.

For each of the W&R Fund and the Acquired Fund, Class C shares are not subject to an initial sales charge when you buy them, but if you sell your Class C shares within twelve months after purchase, you will pay a 1% CDSC, which will be applied to the lesser of amount invested or redemption value of the shares redeemed. The exclusions from paying a CDSC on Class C shares of the W&R Fund are the same as those mentioned above for Class B shares of the W&R Fund.

Class Y shares of the W&R Fund and Advisor Class shares of the Acquired Fund.

Class Y shares of the W&R Fund are not subject to a sales charge. Class Y shares are only available for purchase by:

    participants of employee benefit plans established under section 403(b) or section 457, or qualified under section 401 of the Code, including 401(k) plans, when the plan has 100 or more eligible employees and holds the shares in an omnibus account on the Fund's records, and an unaffiliated third party provides administrative, distribution and/or other support services to the plan;
    banks, trust institutions, investment fund administrators and other third parties investing for their own accounts or for the accounts of their customers where such investments for customer accounts are held in an omnibus account on the Fund's records, and to which entity an unaffiliated third party provides administrative, distribution and/or other support services;
    government entities or authorities and corporations whose investment within the first twelve months after initial investment is $10 million or more and to which entity an unaffiliated third party provides certain administrative, distribution and/or other support services; or
    certain retirement plans and trusts for employees and financial advisors of W&R, Inc. and its affiliates.

Advisor Class shares of the Acquired Fund are not subject to a sales charge or a CDSC. Advisor Class shares are only offered to the following investors:

    trustees or other fiduciaries purchasing shares for employee benefit plans that are sponsored by organizations that have at least 1,000 employees;
    any account with assets of at least $10,000 if (a) a financial planner, trust company, bank trust department or registered investment adviser has investment discretion, and where the investor pays such person as compensation for his advice and other services an annual fee of at least 0.50% on the assets in the account, or (b) such account is established under a "wrap fee" program and the account holder pays the sponsor of the program an annual fee of at least 0.50% on the assets in the account;
    officers and Trustees of the Acquired Fund (and their relatives);
    directors or employees of the Adviser or its affiliates;
    directors, officers, partners, registered representatives, employees and retired employees (and their relatives) of dealers having a sales agreement with the Acquired Fund's distributor (or trustees or custodians of any qualified retirement plan or IRA established for the benefit of any such person).
    B. Purchase Procedures

The following chart compares the purchase procedures, including the minimum investment requirements for each class of the Acquired Fund that will be exchanged for the relevant class of the W&R Fund:

Acquired Fund	Minimum Initial Investment*	Minimum Subsequent Investments*	Purchase Methods
Class A	$1,000	$100	Through your registered representative or selling broker, or to the Ivy Fund by mail.
Class B	$1,000	$100	Through your registered representative or selling broker, or to the Ivy Fund by mail.
Class C	$1,000	$100	Through your registered representative or selling broker, or to the Ivy Fund by mail.
Advisor Class	$10,000	$250	Through your registered representative or selling broker, or to the Ivy Fund by mail.
W&R Fund
Class A	$500**	any amount	Through W&R, Inc. and its financial advisors or through advisors of Legend.
Class B	$500**	any amount	Through W&R, Inc. and its financial advisors or through advisors of Legend.
Class C	$500**	any amount	Through W&R, Inc. and its financial advisors or through advisors of Legend.
Class Y	$10 million for government entity or authority or for a corporation; any amount for other eligible investors	any amount

  Through W&R, Inc. and its financial advisors or through advisors of Legend. You may purchase Class Y shares by wire, indirectly through certain broker-dealers, banks and other third parties, some of which may charge you a fee.

  *Minimum initial and subsequent investments in the Acquired Fund for retirement plans are $25.
  **For certain retirement accounts and accounts opened with Automatic Investment Service, the minimum investment is $50 per Fund. For certain retirement accounts and accounts opened through payroll deductions, the minimum investment is $25 per Fund.

  C. Redemption Procedures

  The following chart compares the redemption procedures for each class of the Acquired Fund that will be exchanged for the relevant class of the W&R Fund:

Acquired Fund	By Mail	Telephone or Fax	Through Authorized Third Parties through which you completed your purchase	Through A Registered Securities Dealer	Systematic Withdrawal Plan	By Internet
Class A	Yes	Yes	Yes	Yes	Yes	Yes
Class B	Yes	Yes	Yes	Yes	Yes	Yes
Class C	Yes	Yes	Yes	Yes	Yes	Yes
Advisor Class	Yes	Yes	Yes	Yes	Yes	Yes
W&R Fund
Class A	Yes	No	Yes	Yes	Yes	No
Class B	Yes	No	Yes	Yes	Yes	No
Class C	Yes	No	Yes	Yes	Yes	No
Class Y	Yes	Yes	Yes	Yes	Yes	No

  D. Additional Shareholder Services

Client Services Representative

W&R Fund: A toll-free call, 888-WADDELL, connects you to a Client Services Representative or W&R, Inc.'s automated customer telephone service. During normal business hours, the Waddell & Reed Client Services staff is available to answer your questions or update your account records. At almost any time of the day or night, you may access your account information from a touch-tone phone, or from www.waddell.com, to: (1) obtain information about your accounts; (2) obtain price information about other funds in the Waddell & Reed Advisors Funds, W&R Funds, Inc. and Waddell & Reed InvestEd Portfolios, Inc.; (3) obtain a Fund's current prospectus; (4) request a duplicate statement.

Purchase by Automatic Investment

W&R Fund: For Class A, Class B and Class C shareholders, Regular Investment Plans allow you to transfer money into your W& R Fund account, or between Waddell & Reed Group Fund accounts, automatically. The minimum amount to participate in the Automatic Investment Service, which moves money from your bank account to an existing Fund account, is $25 per fund on a monthly basis. The minimum amount to participate in the Funds Plus Service, which moves money from the W&R Funds, Inc. Money Market Fund to another fund in W&R Funds, Inc. whether in the same or a different account in the same class, is $100 per fund on a monthly basis.

Acquired Fund: You can authorize to have funds electronically drawn each month from your bank account through Electronic Funds Transfer and invested as a purchase of shares into your account. The Automatic Investment Method is available for all classes of shares, except Class I. The minimum initial and subsequent investment under this method is $50 per month, $250 for Advisor Class shares (except in the case of a tax qualified retirement plan for which the minimum initial and subsequent investment is $25 per month). A shareholder may terminate the Automatic Investment Method at any time upon delivery to PFPC of telephone instructions or written notice.

E. Share Exchanges

W&R Fund

Except as otherwise noted in the prospectus for the W&R Fund, you may sell your shares and buy shares of the same Class of another fund in the Ivy Funds or the W&R Funds, Inc. without payment of an additional sales charge if you exchange Class A shares or without payment of a CDSC when you exchange Class B or Class C shares. For Class B and Class C shares, or Class A shares to which the CDSC would otherwise apply, the time period for the CDSC will continue to run. You may sell your Class Y shares of the W&R Fund and buy Class Y shares of another fund in the Ivy Funds or the W&R Funds, Inc. or Class A shares of W&R Fund, Inc. Money Market Fund. The shares you exchange must be worth at least $100 or you must already own shares of a fund into which you want to exchange.

You may exchange only into funds that are legally permitted for sale in your state of residence. Currently, each fund with Waddell & Reed Advisors Funds, W&R Funds, Inc. and Waddell & Reed InvestEd Portfolios, Inc. may only be sold within the United States and the Commonwealth of Puerto Rico. The exchange will be made at the net asset value next determined after receipt of your written request in good order by the W&R Fund. When you exchange shares, the total shares you receive will have the same aggregate NAV as the total shares you exchange.

These exchange rights may be eliminated or modified at any time by the W&R Fund, upon notice in certain circumstances. The W&R Fund will typically limit activity deemed to be market timing by restricting the amount of exchanges permitted by a shareholder.

Acquired Fund

You may exchange Acquired Fund shares for shares of another Ivy fund, subject to the following restrictions:

    You must exchange into the same share class you currently own.
    Exchanges are considered taxable events and may result in a capital gain or a capital loss for tax purposes.
    It is the policy of the Ivy funds to discourage the use of the exchange privilege for the purpose of timing short term market fluctuations. The Ivy funds may therefore limit the frequency of exchanges by a shareholder, charge a redemption fee or cancel a shareholder's exchange privilege if at any time it appears that such market-timing strategies are being used. For example, shareholders exchanging more than five times in a 12-month period may be considered to be using market-timing strategies.

You may submit an exchange request to PFPC, Inc. ("PFPC") as follows:

BY MAIL: Send your written exchange request to PFPC at: Ivy Funds, c/o PFPC, Inc., 4400 Computer Drive, Westborough, MA 01581. Be sure that all registered owners listed on the account sign the request.

BY TELEPHONE. Call PFPC at 800.777-6472 to authorize an exchange transaction. To process your exchange order by telephone, you must have telephone exchange privileges on your account. PFPC employs reasonable procedures that require personal identification prior to acting on exchange instructions communicated by telephone to confirm that such instructions are genuine. In the absence of such procedures, the Acquired Fund or PFPC may be liable for any losses due to unauthorized or fraudulent telephone instructions.

BY INTERNET: You will be allowed to exchange by Internet if (1) you do not hold physical share certificates; (2) you can provide proper identification information; (3) you have established the Internet trading option.

F. Pricing of Shares for the W&R Fund and Acquired Fund

The offering price is the net asset value per share ("NAV") next determined after the Acquired Fund or the W&R Fund receives your purchase order plus, in the case of Class A shares of each, the applicable sales charge. For processing purchase and redemption orders, the NAV per share of the Acquired Fund is calculated on each day that the New York Stock Exchange ("NYSE") is open for trading at the close of regular trading on the NYSE that day (usually 4:00 p.m. Eastern time). For processing purchase and redemption orders, the NAV per share of the W&R Fund is calculated on each day that the New York Stock Exchange ("NYSE") is open for trading as of the later of the close of the regular session of the NYSE that day or the close of the regular session of any other securities or commodities exchange on which an option or futures contract held by the W&R Fund is traded.

G. Dividends and Distributions

Net investment income dividends and capital gains distributions for the W&R Fund and the Acquired Fund are declared and paid at least once a year.

H. Additional Information Regarding the Purchase and Sale of Shares of the W&R Fund

HOW TO BUY SHARES

You may buy shares of the W&R Fund through W&R, Inc. and its financial advisors or through advisors of Legend. To open your account you must complete and sign an application. Your financial advisor can help you with any questions you might have.

To purchase any class of shares by check, make your check payable to Waddell & Reed, Inc. Mail the check, along with your completed application, to:

Waddell & Reed, Inc.

P.O. Box 29217

Shawnee Mission, Kansas

66201

To purchase Class Y shares by wire, you must first obtain an account number by calling 800-532-2783, then mail a completed application to W&R, Inc. at the above address, or fax it to 800-532-2784. Instruct your bank to wire the amount you wish to invest, along with the account number and registration, to UMB Bank, n.a., ABA Number 101000695, for the account of Waddell & Reed, Inc. Number 9800007978, Special Account for Exclusive Benefit of Customers FBO Customer Name and Account Number.

You may also buy Class Y shares of the W&R Fund indirectly through certain broker-dealers, banks and other third parties, some of which may charge you a fee. These firms may have additional requirements regarding the purchase of Class Y shares.

When you place an order to buy shares, your order will be processed at the next offering price calculated after your order is received and accepted. Note the following:

  All of your purchases must be made in U.S. dollars and checks must be drawn on U.S. banks. Neither cash nor post-dated checks will be accepted.
  If you buy shares by check, and then sell those shares by any method other than by exchange to another fund in the Waddell & Reed Advisors Funds, W&R Funds, Inc. and/or Waddell & Reed InvestEd Portfolios, Inc. the payment may be delayed for up to ten (10) days from the date of purchase to ensure that your previous investment has cleared.
  If you purchase shares of the Fund from certain broker-dealers, banks or other authorized third parties, the Fund will be deemed to have received your purchase order when that third party (or its designee) has received your order. Your order will receive the offering price next calculated after the order has been received in proper form by the authorized third party (or its designee). You should consult that firm to determine the time by which it must receive your order for you to purchase shares of the Fund at that day's price.

When you sign your account application, you will be asked to certify that your Social Security or other taxpayer identification number is correct and whether you are subject to backup withholding for failing to report income to the Internal Revenue Service.

W&R, Inc. reserves the right to reject any purchase orders, including purchases by exchange, and it and the W&R Fund reserve the right to discontinue offering W&R Fund shares for purchase.

Minimum Investments for the W&R Fund
For Class A, Class B and Class C:
To Open an Account	$500
For certain exchanges	$100
For certain retirement accounts and accounts opened with Automatic Investment Service	$50
For certain retirement accounts and accounts opened through payroll deductions	$25
To Add to an Account	Any amount
For certain exchanges	$100
For Automatic Investment Service	$25
For Class Y:
To Open an Account
For a government entity or authority or for a corporation	$10 million (within first twelve months)
For other eligible investors	Any amount
To Add to an Account	Any amount

Adding to Your Account

Subject to the minimums described above, you can make additional investments of any amount at any time.

To add to your account, make your check payable to Waddell & Reed, Inc. Mail the check to W&R, Inc., along with the detachable form that accompanies the confirmation of a prior purchase or your year-to-date statement, or a letter stating your account number, the account registration, the Fund and the class of shares that you wish to purchase.

To add to your Class Y account by wire: Instruct your bank to wire the amount you wish to invest, along with the account number and registration, to UMB Bank, n.a., ABA Number 101000695, for the account of Waddell & Reed, Inc. Number 9800007978, Special Account for Exclusive Benefit of Customers FBO Customer Name and Account Number.

If you purchase shares of the Fund from certain broker-dealers, banks or other authorized third parties, additional purchases may be made through those firms.

HOW TO SELL SHARES

You can arrange to take money out of your Fund account at any time by selling (redeeming) some or all of your shares.

The redemption price (price to sell one share of a particular class of the Fund) is the NAV per share of that Fund class, subject to any applicable CDSC.

To sell shares by written request: Complete an Account Service Request form, available from your financial advisor, or write a letter of instruction with:

  the name on the account registration
  the Fund's name
  the account number
  the dollar amount or number, and the class, of shares to be redeemed any other applicable requirements listed in the table below

Deliver the form or your letter to your financial advisor, or mail it to:

Waddell & Reed Services Company

P.O. Box 29217

Shawnee Mission, Kansas

66201-9217

Unless otherwise instructed, Waddell & Reed Services Company will send a check to the address on the account.

To sell Class Y shares by telephone or fax: If you have elected this method in your application or by subsequent authorization, call 800-532-2783, or fax your request to 800-532-2784, and give your instructions to redeem your shares (redemption must be equal to or greater than $1,000.00) and make payment by wire to your predesignated bank account or by check to you at the address on the account.

When you place an order to sell shares, your shares will be sold at the next NAV calculated, subject to any applicable CDSC, after receipt of a written request for redemption in good order by Waddell & Reed Services Company at the address listed above. Note the following:

  If more than one person owns the shares, each owner must sign the written request.
  If you recently purchased the shares by check, the Fund may delay payment of redemption proceeds. You may arrange for the bank upon which the purchase check was drawn to provide telephone or written assurance, satisfactory to the Fund, that the check has cleared and been honored. If you do not, payment of the redemption proceeds on these shares will be delayed until the earlier of ten (10) days from the date of purchase or the date the Fund can verify that your purchase check has cleared and been honored.
  Redemptions may be suspended or payment dates postponed on days when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted or as permitted by the Securities and Exchange Commission.
  Payment is normally made in cash, although under extraordinary conditions redemptions may be made in portfolio securities when the Fund's Board of Directors determines that conditions exist making cash payments undesirable. The Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of its NAV during any 90-day period of any one shareholder.
  If you purchased shares of the Fund from certain broker-dealers, banks or other authorized third parties, you may sell those shares through those firms, some of which may charge you a fee and may have additional requirements to sell Fund shares. The Fund will be deemed to have received your order to sell shares when that firm (or its designee) has received your order. Your order will receive the NAV of the applicable class, subject to any applicable CDSC, next calculated after the order has been received in proper form by the authorized firm (or its designee). You should consult that firm to determine the time by which it must receive your order for you to sell shares at that day's price.
Special Requirements for Selling Shares
Account Type	Special Requirements
Individual or Joint Tenant	The written instructions must be signed by all persons required to sign for transactions, exactly as their names appear on the account.
Sole Proprietorship	The written instructions must be signed by the individual owner of the business.
UGMA, UTMA	The custodian must sign the written instructions indicating capacity as custodian.
Retirement Account	The written instructions must be signed by a properly authorized person
Trust	The trustee must sign the written instructions indicating capacity as trustee. If the trustee's name is not in the account registration, provide a currently certified copy of the trust document.
Business or Organization	At least one person authorized by corporate resolution to act on the account must sign the written instructions.
Conservator, Guardian or Other Fiduciary	The written instructions must be signed by the person properly authorized by court order to act in the particular fiduciary capacity.

A Fund may require a signature guarantee in certain situations such as:

  a redemption request made by a corporation, partnership or fiduciary a redemption request made by someone other than the owner of record the check is made payable to someone other than the owner of record

This requirement is to protect you and W&R, Inc. from fraud. You can obtain a signature guarantee from most banks and securities dealers, but not from a notary public.

The W&R Fund reserves the right to redeem at NAV all of your Fund shares in the your account if the aggregate NAV of those shares is less than $500. The Fund will give you notice and sixty (60) days to purchase a sufficient number of additional shares to bring the aggregate NAV of your shares in the Fund to $500. These redemptions will not be subject to CDSC. The Fund will not apply its redemption right to individual retirement plan accounts or to accounts which have an aggregate NAV of less than $500 due to market forces.

You may reinvest, without, charge, all or part of the amount of Class A shares of the Fund you redeemed by sending to the Fund the amount you want to reinvest. The reinvested amounts must be received by the Fund within forty-five (45) days after the date of your redemption. You may do this only once with Class A shares of the Fund.

The CDSC will not apply to the proceeds of Class A (as applicable), Class B or Class C shares of the Fund which are redeemed and then reinvested in shares of the same class of the Fund within forty-five (45) days after such redemption. W&R, Inc. will, with your reinvestment, restore an amount equal to the CDSC attributable to the amount reinvested by adding the CDSC amount to your reinvestment. For purposes of determining a future CDSC, the reinvestment will be treated as a new investment. You may do this only once as to Class B shares of the Fund and once as to Class C shares of the Fund. This privilege may be eliminated or modified at any time without prior notice to shareholders.

Payments of principal and interest on loans made pursuant to a 401(a) qualified plan (if such loans are permitted by the plan) may be reinvested, without payment of a sales charge, in Class A shares of the Fund if the plan may invest in the Fund.

APPENDIX E

FINANCIAL HIGHLIGHTS

W&R Core Equity Fund(1)

Class A Shares
For a Share of Capital Stock Outstanding Throughout Each Period:

	For the six months ended 9/30/02	For the fiscal year ended 3/31/02	For the period from 7/3/00(2) to 3/31/01
Net asset value, beginning of period	$8.89	$9.51	$13.89
Income (loss) from investment operations: Net investment income (loss)	0.02	(0.20)	(0.00)
Net realized and unrealized loss on investments	(2.40)	(0.11)	(2.00)
Total from investment operations	(2.38)	(0.31)	(2.00)
Less distributions: From net investment income	(0.00)	(0.00)	(0.00)
From capital gains	(0.00)	(0.31)	(2.38)
Total distributions	(0.00)	(0.31)	(2.38)
Net asset value, end of period	$6.51	$8.89	$ 9.51
Total return(3)	-26.77%	-3.18%	-16.72%
Net assets, end of period (in millions)	$6	$9	$4
Ratio of expenses to average net assets	1.36%(4)	1.26%	1.18%(4)
Ratio of net investment income (loss) to average net assets	0.25%(4)	-0.11%	-0.11%(4)
Portfolio turnover rate	18.83%	22.36%	39.02%(5)

(1) W&R Core Equity Fund (formerly W&R Total Return Fund) changed its name effective October 2, 2000.

(2) Commencement of operations of the class.

(3) Total return calculated without taking into account the sales load deducted on an initial purchase.

(4) Annualized.

(5) For the fiscal year ended March 31, 2001.

FINANCIAL HIGHLIGHTS

W&R Core Equity Fund(1)

Class B Shares
For a Share of Capital Stock Outstanding Throughout Each Period:

	For the six months ended 9/30/02	For the fiscal year ended 3/31/02	For the period from 7/11/00(2) to 3/31/01
Net asset value, beginning of period	$8.74	$9.44	$14.10
Loss from investment operations: Net investment	(0.03)	(0.14)	(0.05)
Net realized and unrealized loss on investments	(2.34)	(0.25)	(2.23)
Total from investment operations	(2.37)	(0.39)	(2.28)
Less distributions: From net investment income	(0.00)	(0.00)	(0.00)
From capital gains	(0.00)	(0.31)	(2.38)
Total distributions	(0.00)	(0.31)	(2.38)
Net asset value, end of period	$6.37	$8.74	$ 9.44
Total return	-27.12%	-4.06%	-18.50%
Net assets, end of period (in millions)	$5	$6	$5
Ratio of expenses to average net assets	2.36%(3)	2.18%	2.11%(3)
Ratio of net investment loss to average net assets	-0.75%(3)	-1.04%	-1.02%(3)
Portfolio turnover rate	18.83%	22.36%	39.02%(4)

(1) W&R Core Equity Fund (formerly Total Return Fund) changed its name effective October 2, 2000.

(2) Commencement of operations of the class.

(3) Annualized.

(4) For the fiscal year ended March 31, 2001.

FINANCIAL HIGHLIGHTS

W&R Core Equity Fund(1)

Class C Shares(2)
For a Share of Capital Stock Outstanding Throughout Each Period(3):

	For the six months ended 9/30/02	For the fiscal year ended March 31,
		2002	2001	2000	1999	1998
Net asset value, beginning of period	$8.76	$9.45	$13.76	$11.52	$12.24	$ 9.09
Income (loss) from investment operations: Net investment income (loss)	(0.02)	(0.08)	(0.11)	(0.01)	0.03	(0.02)
Net realized and unrealized gain (loss) on investments	(2.35)	(0.30)	(1.82)	2.71	0.82	3.56
Total from investment operations	(2.37)	(0.38)	(1.93)	2.70	0.85	3.54
Less distributions: From net investment income	(0.00)	(0.00)	(0.00)	(0.03)	(0.01)	(0.00)
From capital gains	(0.00)	(0.31)	(2.38)	(0.43)	(1.56)	(0.39)
Total distributions	(0.00)	(0.31)	(2.38)	(0.46)	(1.57)	(0.39)
Net asset value, end of period	$6.39	$8.76	$9.45	$13.76	$11.52	$12.24
Total return	-27.06%	-3.94%	-16.40%	23.98%	7.47%	39.57%
Net assets, end of period (in millions)	$224	$356	$440	$585	$508	$473
Ratio of expenses to average net assets	2.18%(4)	2.05%	1.97%	1.98%	1.93%	1.92%
Ratio of net investment income (loss) to average net assets	-0.58%(4)	-0.91%	-0.93%	-0.12%	0.30%	-0.23%
Portfolio turnover rate	18.83%	22.36%	39.02%	75.64%	54.73%	36.94%

(1) W&R Core Equity Fund (formerly Total Return Fund) changed its name effective October 2, 2000.

(2) Class B shares were combined with Class C shares effective March 24, 2000 and were redesignated Class C shares.

(3) Per share amounts have been adjusted retroactively to reflect the 100% stock dividend effected June 26, 1998.

(4) Annualized.

FINANCIAL HIGHLIGHTS

W&R Core Equity Fund(1)

Class Y Shares
For a Share of Capital Stock Outstanding Throughout Each Period(2):

	For the six months ended 9/30/02	For the fiscal year ended March 31,
		2002	2001	2000	1999	1998
Net asset value, beginning of period	$9.19	$9.82	$14.08	$11.78	$12.46	$9.18
Income (loss) from investment operations: Net investment income (loss)	0.03	(0.11)	(0.04)	0.06	0.12	0.05
Net realized and unrealized gain (loss) on investments	(2.49)	(0.21)	(1.84)	2.80	0.84	3.62
Total from investment operations	(2.46)	(0.32)	(1.88)	2.86	0.96	3.67
Less distributions: From net investment income	(0.00)	(0.00)	(0.00)	(0.13)	(0.08)	(0.00)
From capital gains	(0.00)	(0.31)	(2.38)	(0.43)	(1.56)	(0.39)
Total distributions	(0.00)	(0.31)	(2.38)	(0.56)	(1.64)	(0.39)
Net asset value, end of period	$6.73	$9.19	$9.82	$14.08	$11.78	$12.46
Total return	-26.77%	-3.18%	-15.62%	24.96%	8.37%	40.63%
Net assets, end of period (in millions)	$2	$4	$2	$2	$1	$1
Ratio of expenses to average net assets	1.22%(3)	1.17%	1.15%	1.16%	1.15%	1.20%
Ratio of net investment income (loss) to average net assets	0.39%(3)	-0.03%	-0.11%	0.67%	1.10%	0.50%
Portfolio turnover rate	18.83%	22.36%	39.02%	75.64%	54.73%	36.94%

(1) W&R Core Equity Fund (formerly W&R Total Return Fund) changed its name effective October 2, 2000.

(2) Per share amounts have been adjusted retroactively to reflect the 100% stock dividend effected June 26, 1998.

(3) Annualized.

APPENDIX F

                            Ivy US Blue Chip Fund

                                  Class A

                                                             Year Ended December 31,
                                                  -------------------------------------------
                                                   2002       2001     2000     1999     1998
                                                  ------     ------   ------   ------   ------

Net asset value at beginning of period            $ 9.36    $ 10.59  $ 12.32   $ 10.74  $ 10.00
                                                  ------     ------   ------   ------   ------

Increase (decrease) from investment operations

    Net investment income (loss) (a)                 .00(c)    (.02)(c) (.03)     (.01)   ---
    Net gains or (losses) on securities
    (realized and unrealized)                      (2.04)(d)  (1.21)   (1.54)    1.66     .74

                                                  ------     ------   ------   ------   ------
      Total from investment operations             (2.04)     (1.23)   (1.57)    1.65     .74
                                                  ------     ------   ------   ------   ------

Less distributions

Dividends from net investment
    income                                        $  ---     $  ---  $  ---    $  .07  $  ---
Distributions from realized gains                    ---        ---     .16      ---      ---
  Total distributions                                ---        ---     .16       .07     ---
 Net asset value at end of period                 $ 7.32     $ 9.36   $ 10.59 $ 12.32  $ 10.74
                                                  ------     ------   ------   ------   ------
  Total Return (b)                                (21.79)%(d)(11.61)%  (12.69)% 15.35%   7.40%

Ratios and supplemental data

 Net assets, end of period (000)                  $ 24,950   $ 38,754 $ 57,584 $ 3,353 $ 726
 Ratio of expenses to average net
    assets with reimbursement                       1.57%      1.56%    1.57%   1.46%  1.43%(e)

 Ratio of expenses to average net
   assets without reimbursement                     2.08%      1.83%    1.81%   3.49%   6.34%(e)

 Ratio of net investment income
   (loss) to average net assets                      .03%      (.16)%  (.47)%   (.12)%  .02%(e)

 Portfolio turnover rate                             85%        74%     69%      80%     3%

(a) Net investment income (loss) is net of expenses reimbursed by Manager.
(b) Total return represents aggregate total return and does not reflect a sales charge.
(c) Based on average shares outstanding.
(d)Includes redemption fees added to capital paid-in. Total returns were not affected as redemption fees were less than 0.01 per share.
(e)Annualized.

                             Ivy US Blue Chip Fund

                                       Class B

                                                         Year Ended December 31,
                                                  -------------------------------------------
                                                  2002      2001      2000     1999     1998
                                                  ------     ------   ------   ------   ------
Net asset value at beginning of year             $ 9.20    $ 10.48   $ 12.29 $ 10.72   $ 10.30
                                                  ------     ------   ------   ------   ------

Increase (decrease) from investment operations

 Net investment income (loss) (a)                  (.06)(c)  (.09)(c)  (.09)    (.07)    (.01)(c)

 Net gains or (losses) on securities
    (realized and unrealized)                     (2.00)    (1.19)    (1.56)    1.65      .43
                                                  ------     ------   ------   ------   ------
  Total from investment operations                (2.06)    (1.28)    (1.65)    1.58      .42
                                                  ------     ------   ------   ------   ------

Less distributions

 Dividends from net investment
    income                                       $  ---   $  ---    $  ---   $   .01  $  ---
 Distributions from realized gains                  ---      ---        .16      ---     ---
  Total distributions                               ---      ---        .16      .01     ---
 Net asset value at end of period                $ 7.14   $ 9.20    $ 10.48  $ 12.29  $ 10.72
                                                  ------     ------   ------   ------   ------

  Total Return (b)                               (22.39)% (12.21)%   (13.37)%  14.74%    4.08%

Ratios and supplemental data

 Net assets, end of period (000)                 $ 9,438  $ 19,379  $ 24,314  $ 8,742  $ 1,047
 Ratio of expenses to average net
    assets with reimbursement                     2.31%    2.31%     2.31%     2.15%    2.13%(d)

 Ratio of expenses to average net
   assets without reimbursement                   2.82%    2.58%     2.55%     4.18%    7.04%(d)

 Ratio of net investment income
   (loss) to average net assets                   (.71)%   (.90)%   (1.21)%    (.81)%   (.68)%(d)

 Portfolio turnover rate                            85%      74%       69%       80%       3%

(a) Net investment income (loss) is net of expenses reimbursed by Manager.
(b) Total return represents aggregate total return and does not reflect a sales charge.
(c) Based on average shares outstanding.
(d) Annualized.

                           Ivy US Blue Chip Fund

                                    Class C

                                                          Year Ended December 31,
                                                  -------------------------------------------
                                                  2002      2001      2000     1999     1998
                                                  ------     ------   ------   ------   ------
Net asset value at beginning of year             $ 9.19   $ 10.49   $ 12.30  $ 10.72  $ 10.30
                                                  ------     ------   ------   ------   ------
Increase (decrease) from investment operations

 Net investment income (loss) (a)                 (.07)(c)   (.09)(c)  (.12)    (.07)   (.01)(c)
 Net gains or (losses) on securities
    (realized and unrealized)                    (1.99)     (1.21)    (1.53)    1.66     .43
                                                  ------     ------   ------   ------   ------
  Total from investment operations               (2.06)     (1.30)    (1.65)    1.59     .42
                                                  ------     ------   ------   ------   ------

Less distributions

 Dividends from net investment
    income                                        $  ---  $  ---    $  ---   $   .01  $  ---
 Distributions from realized gains                   ---     ---       .16       ---     ---
  Total distributions                                ---     ---       .16       .01     ---
 Net asset value at end of period                 $ 7.13  $ 9.19   $ 10.49   $ 12.30  $ 10.72
                                                  ------     ------   ------   ------   ------

  Total Return (b)                                (22.42)%(12.39)%  (13.36)%   14.84%    4.08%

Ratios and supplemental data

 Net assets, end of period (000)                  $ 448    $ 1,119 $ 2,965   $ 2,497  $ 110
 Ratio of expenses to average net
    assets with reimbursement                       2.40%   2.36%     2.30%    2.08%    2.22%(d)

 Ratio of expenses to average net
   assets without reimbursement                     2.91%   2.63%     2.54%    4.11%    7.13%(d)

 Ratio of net investment income
   (loss) to average net assets                     (.80)%  (.96)%   (1.20)%   (.74)%   (.77)%(d)

 Portfolio turnover rate                              85%     74%        69%      80%      3%

(a) Net investment income (loss) is net of expenses reimbursed by Manager.
(b) Total return represents aggregate total return and does not reflect a sales charge.
(c)Based on average shares outstanding.
(d)Annualized.

                                      Ivy US Blue Chip Fund

                                          Advisor Class

                                                          Year Ended December 31,
                                                  -------------------------------------------
                                                  2002      2001      2000     1999     1998
                                                  ------     ------   ------   ------   ------

Net asset value at beginning of year             $ 9.44    $ 10.65   $ 12.35  $ 10.74  $ 10.00
                                                  ------     ------   ------   ------   ------
Increase (decrease) from investment operations

 Net investment income (loss) (a)                   .04(c)     .01(c)   (.01)     .02      .01(c)
 Net gains or (losses) on securities
    (realized and unrealized)                     (2.07)     (1.22)    (1.53)    1.69      .73
                                                  ------     ------   ------   ------   ------
  Total from investment operations                (2.03)     (1.21)    (1.54)    1.71      .74
                                                  ------     ------   ------   ------   ------

Less distributions

 Dividends from net investment
    income                                        $ ---     $  ---   $   ---  $   .10  $  ---
 Distributions from realized gains                  ---        ---      .16       ---     ---
  Total distributions                               ---        ---      .16       .10     ---
 Net asset value at end of period                 $ 7.41    $ 9.44  $ 10.65   $ 12.35  $ 10.74

  Total Return (b)                               (21.50)%  (11.36)%  12.42)%   15.89%    7.40%

Ratios and supplemental data

 Net assets, end of period (000)                  $ 719     $ 808   $ 1,061    $ 920   $ 537
 Ratio of expenses to average net
    assets with reimbursement                       1.16%     1.26%   1.24%     1.10%    1.08%(d)

 Ratio of expenses to average net
   assets without reimbursement                     1.67%     1.53%   1.48%     3.13%    5.99%(d)

 Ratio of net investment income
   (loss) to average net assets                     .43%      .14%   (.13)%     .24%      .37%(d)

     Portfolio turnover rate                        85%        74%      69%      80%        3%

    (a) Net investment income (loss) is net of expenses reimbursed by Manager.
    (b) Total return represents aggregate total return and does not reflect a sales charge.
    (c) Based on average shares outstanding.
    (d) Annualized.

APPENDIX G

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
FOR THE W&R Core Equity Fund

Manager's Discussion

March 31, 2002

An interview with James D. Wineland, portfolio manager of W&R Funds, Inc. - Core Equity Fund

This report relates to the operation of W&R Funds, Inc. - Core Equity Fund for the fiscal year ended March 31, 2002. The following discussion, graphs and tables provide you with information regarding the Fund's performance during that period.

How did the Fund perform during the last fiscal year ?

The Fund had a negative return for the fiscal year, underperforming its benchmark indexes. In a difficult economic environment, most large capitalization stocks struggled, and the benchmark index had a flat return for the period. The Class C shares of the Fund declined 3.94 percent during the last fiscal year, compared with the Lipper Large-Cap Core Funds Universe Average (generally reflecting the performance of the universe of funds with similar investment objectives), which declined 1.86 percent for the year, and the S&P 500 Index (reflecting the performance of securities that generally represent the stock market), which had a slight increase of 0.21 percent for the year.

Why did the Fund lag its benchmark index during the fiscal year?

We believe that our performance lagged the benchmark over the last 12 months due primarily to our holdings in telecommunications and energy stocks. Both of these groups performed poorly throughout 2001. While the energy group has recovered somewhat in the first quarter of 2002, the telecommunications sector has continued to struggle.

What other market conditions or events influenced the Fund's performance during the fiscal year?

A key issue during the second half of the fiscal year was the revelation and market response to the Enron bankruptcy. Accounting practices of corporate America and Wall Street came under scrutiny as never before. Companies with a history of aggressive accounting policies and questionable financial practices came under broad selling pressure. The war on terror also clearly had a heavy impact on the market. Defense-related stocks performed very well, as it became apparent that the campaign against terror will be lengthy and costly in terms of security and defense appropriations. Corporate earnings remained depressed during most of the fiscal year, despite signs of economic recovery in early 2002. By fiscal year-end, valuations of many stocks seemed to be quite extended with relatively high price-to-earnings ratios; we also feel that there is a growing likelihood that the Federal Reserve may increase interest rates in the coming months.

What strategies and techniques did you employ that specifically affected the Fund's performance?

The U.S. continues to be involved in a highly uncertain geopolitical situation. We feel that there is a high risk that an energy supply disruption could quickly develop. The Fund is thus currently heavily weighted in stocks of North American oil, natural gas, and oil service companies. Health care continues to be an area of emphasis as well. Few industries possess the demographics, revenue and earnings growth dynamics of the large pharmaceutical sector, in our opinion.

We also feel that valuations of many market sectors remain quite high. We believe that technology stocks generally do not have sufficient earnings growth visibility to support their current stock prices, particularly if we are about to enter a period of tightening monetary policy. We have reduced our holdings in technology substantially since the beginning of 2002. On the other hand, we continue to have substantial holdings in the financial sector. While many stocks in this area have been under pressure due to investors' concerns regarding credit quality, we think the improving economy and the highly positive shape of the interest rate yield curve could create conditions for some positive earnings surprises and good stock performance later in 2002. Additionally, we feel that aerospace/defense has been very strong and we maintain holdings in that sector.

What industries or sectors did you emphasize during the fiscal year, and what looks attractive to you going forward?

We believe that geopolitical events will be critical to the financial markets in the near term. We think it is quite likely that the U.S. will broaden the campaign against terrorism during the remainder of 2002. The pace of global economic recovery is secondary to the war on terrorism as an investment issue. Our portfolio is structured to reflect the likely continued importance of defense spending on a long-term basis. We also are positioned for a potential growing concern regarding the supply of oil and natural gas. Companies that generate North American sources of energy remain very solid investments, in our opinion.

We feel that the economy, both in the U.S. and globally, is likely to gather strength as 2002 progresses. However, we think current stock values, generally, are already reflecting a positive economic scenario and a rebound in corporate earnings that may prove to be too aggressive. Generally, the U.S. consumer remains strong. Auto sales, housing activity, and retail spending patterns continue to be encouraging. Having moved through the recent recession with only modest slowing of consumption, we should not expect the ensuing recovery to produce a strong positive rebound from already high absolute spending levels. Given the economic outlook, we feel that interest rates are likely to rise. The Federal Reserve aggressively eased monetary policy in 2000 and 2001 to prevent a more intense slowdown. Stock valuations, which benefit from lower capital costs, may not improve easily if there is a period of rising interest rates.

Overall, the capital-spending boom of the late 1990s created a condition of enlarged capacity in many industries that may take time for our system to absorb. Some industries (telecommunications, financial services, technology) likely will face a period of difficult industry pricing and protracted consolidation and downsizing. Investor confidence has been shaken by the September 11 terrorist attacks and the Enron debacle. Our outlook remains cautious. Our expectations are modest, yet hopeful. We believe that the U.S. remains the world's most powerful nation economically, technologically, and militarily. While past performance is no guarantee of future results, high quality U.S. stocks have historically provided competitive returns to patient investors. We think this pattern is solidly intact, despite the current difficulties.

Respectfully,

James D. Wineland

Manager

W&R Core Equity Fund

Comparison of Change in Value of $10,000 Inves

                            W&R
                           Core                    Lipper
                         Equity                 Large-Cap
                           Fund,               Core Funds
                        Class C     S&P 500      Universe
                         Shares       Index       Average
                        ---------   ---------    ----------
     09-30-92            10,000       10,000        10,000
     03-31-93            11,147       10,962        11,072
     03-31-94            12,073       11,123        11,408
     03-31-95            12,818       12,855        12,651
     03-31-96            16,503       16,982        16,281
     03-31-97            18,472       20,334        18,781
     03-31-98            25,781       30,103        26,968
     03-31-99            27,707       35,681        30,911
     03-31-00            34,352       42,164        36,764
     03-31-01            28,720       32,950        28,637
     03-31-02            27,587       33,019        28,776

    = = = = = W&R Core Equity Fund, Class C Shares (1) (2)         -- $27,587
    . . . . . S&P 500 Index (1)                                    -- $33,019
    * * * * * Lipper Large-Cap Core Funds Universe Average (1)     -- $28,776

(1) Because the Fund commenced operations on a date other than at the end of a month, and partial month calculations of the performance of both the indexes are not available, the investments were effected as of September 30, 1992.

(2) The value of the investment in the Fund is impacted by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.

Average Annual Total Return*
	Class A	Class B	Class C**	Class Y
1-year period ended 3-31-02	-8.74%	-7.76%	-3.94%	-3.18%
5-year period ended 3-31-02	---	---	8.35%	9.24%
Since inception of Class through 3-31-02***	-14.57%	-14.93%	11.18%	10.56%

* Performance data quoted represents past performance and is based on deduction of the maximum applicable sales load for each of the periods. Class A shares carry a maximum front-end sales load of 5.75%. Class B and Class C shares carry maximum contingent deferred sales charges of 5% and 1%, respectively. Total returns reflect share price appreciation (depreciation), including reinvestment of all income and capital gains distributions. Investment return and principal value will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost.

** Performance data from 3-24-00 represents the actual performance of Class C shares. Performance data prior to 3-24-00 represents the performance of the Fund's original Class B shares. The original Class B shares were combined with Class C shares effective 3-24-00, and redesignated as Class C shares. The original Class B's performance has been adjusted to reflect the current contingent deferred sales charge (CDSC) structure applicable to Class C (1.00% maximum and declining to zero at the end of the first year after investment). Accordingly, these returns reflect no CDSC since it only applies to Class C shares held for twelve months or less. New Class B shares, with fees and expenses different from the original Class B shares, were added to the Fund on 6-30-00.

*** 7-3-00 for Class A shares, 7-11-00 for Class B shares, 9-21-92 for Class C shares and 12-29-95 for Class Y shares (the date on which shares were first acquired by shareholders).

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

SHAREHOLDER SUMMARY OF CORE EQUITY FUND

Core Equity Fund

GOAL

To seek capital growth and income.

Strategy

Invests primarily in common stocks of large U.S. and foreign companies with dominant market positions in their industries and that have the potential for capital appreciation or that are expected to resist market decline.

Founded

1992

Scheduled Dividend Frequency

Annually (December)

Performance Summary - Class C Shares

Per Share Data

For the Fiscal Year Ended March 31, 2002
Capital gains distribution  $0.31

Net asset value on

      3-31-02 $8.76 adjusted to:  $9.07(A)
3-31-01                      9.45
Change per share           $(0.38)
(A) This number includes the capital gains distribution of $0.31 paid in December 2001 added to the actual net asset value on March 31, 2002.

Past performance is not necessarily indicative of future results.

IVY US EMERGING GROWTH FUND
925 SOUTH FEDERAL HIGHWAY, SUITE 600
BOCA RATON, FLORIDA 33432

Dear Shareholder:

As a shareholder of the Ivy US Emerging Growth Fund, you are invited to vote on a proposal to merge your Fund into the W&R Mid Cap Growth Fund. Your Fund will hold a special meeting of shareholders on June 3, 2003, at 10:00 a.m., Central Time to consider the proposed acquisition. Your Fund's acquisition is one of a number of fund acquisitions and one liquidation proposed by Waddell & Reed Ivy Investment Company (the "Adviser"), the investment adviser to the Ivy US Emerging Growth Fund. The specific details and reasons for the Ivy US Emerging Growth Fund's acquisition are contained in the enclosed combined Prospectus and Proxy Statement. Please read it carefully.

After careful consideration, Ivy Fund's Board of Trustees unanimously approved the proposal and recommends that shareholders vote "FOR" the proposal.

This special meeting will be held at the offices of Waddell & Reed Financial, Inc. located at 6300 Lamar Avenue, Overland Park, Kansas. While we hope you can attend this meeting, it is very important that you vote your shares at your earliest convenience. Your Fund has retained the services of Georgeson Shareholder Communications, Inc. to assist shareholders with the voting process. As we get closer to June 3, 2003 shareholders who have not yet voted may receive a call from Georgeson Shareholder Communications, Inc. reminding them to exercise their right to vote.

Your vote is important, regardless of the number of shares you own. It is important that we receive your vote no later than the time of the special meeting of shareholders on June 3, 2003. If you have more than one account registered in your name, you will receive a separate proxy card for each account. You can vote easily and quickly by mail, by phone, by internet or in person. If voting by mail, a self-addressed, postage-paid envelope has been enclosed for your convenience. If voting by phone, please call 1-800- ____-____. If voting by internet, please log on to www.proxyweb.com and use the control number on the front of your proxy card. Please help your Fund avoid the expense of a follow-up mailing by voting today!

If you have any questions regarding the enclosed Combined Prospectus and Proxy Statement, please call Georgeson Shareholder Communications, Inc. at     .

We appreciate your participation and prompt response in these matters and thank you for your continued support.

Sincerely,

Henry J. Herrmann, President
Ivy Fund

April ___, 2003

Henry Herrmann is President, Chief Executive Officer, and Chief Investment Officer of Waddell & Reed Investment Management Company, and President and Chief Investment Officer of Waddell & Reed Ivy Investment Company. Mr. Herrmann also serves as President and Chief Investment Officer of Waddell & Reed Financial, Inc., a national mutual fund management and distribution company headquartered in Overland Park, Kansas.

Joining the firm as a senior investment analyst covering the technology industries, Mr. Herrmann began his career with Waddell & Reed in 1971. From 1976 to 1987, he was portfolio manager of the Waddell & Reed Advisors Vanguard Fund. Mr. Herrmann also managed the Waddell & Reed Advisors New Concepts Fund from its inception in June 1983 to February 1989. He was named President and Chief Investment Officer of Waddell & Reed Investment Management Company in 1987.

Mr. Herrmann received his BS in finance from New York University in 1966. Prior to joining Waddell & Reed, he was an investment analyst specializing in high technology stocks for a major New York City bank and two Wall Street brokerage firms.

Mr. Herrmann is a Chartered Financial Analyst. He is a member of the Association for Investment Management and Research (AIMR). He is a member and past president of the Kansas City Society of Financial Analysts.

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD JUNE 3, 2003

IVY US EMERGING GROWTH FUND

NOTICE IS HEREBY GIVEN that a Special Meeting of the shareholders of the Ivy US Emerging Growth Fund will be held at 10:00 a.m. Central Time on Tuesday, June 3, 2003, at the offices of Waddell & Reed Financial, Inc., 6300 Lamar Avenue, Overland Park, Kansas, 66202 for these purposes:

1. To approve an Agreement and Plan of Reorganization providing for the sale of all of the assets of Ivy US Emerging Growth Fund to, and the assumption of all of the liabilities of the Ivy US Emerging Growth Fund by, the W&R Mid Cap Growth Fund in exchange for shares of the W&R Mid Cap Growth Fund and the distribution of such shares to the shareholders of the Ivy US Emerging Growth Fund in complete liquidation of the Ivy US Emerging Growth Fund.

2. To consider and act upon any other matters that properly come before the meeting and any adjourned session of the meeting.

Shareholders of record at the close of business on April 7, 2003, are entitled to notice of and to vote at the meeting and any adjourned session.

By order of the Board of Trustees,

Kristen A. Richards, Secretary

April ____, 2003

Your vote is important, regardless of the number of shares you own. You can vote easily and quickly by phone, by mail, by internet or in person. See the enclosed proxy insert for instructions. Please help your Fund avoid the expense of a follow-up mailing by voting today!

Combined Prospectus And Proxy Statement
April ___, 2003

Acquisition of The Assets and Liabilities of The
Ivy US Emerging Growth Fund
c/o Ivy Fund
925 South Federal Highway, Suite 600
Boca Raton, Florida 33432
800-777-6472
By and in Exchange for Shares of the
W&R Mid Cap Growth Fund
c/o W&R Funds, Inc.
6300 Lamar Avenue, P.O. Box 29217
Shawnee Mission, Kansas 66201-9217

913-236-2000

QUESTIONS AND ANSWERS ...............................................4

PROPOSAL -- Acquisition of the Ivy US Emerging Growth Fund

Appendix D -- Information Applicable to Class A, Class B, Class C and Class Y
 Shares of the W&R Fund and Class A, Class B, Class C

This Combined Prospectus and Proxy Statement ("Prospectus/Proxy") contains information you should know before voting on the Agreement and Plan of Reorganization relating to the proposed acquisition of the Ivy US Emerging Growth Fund (the "Acquired Fund") by the W&R Mid Cap Growth Fund (the "W&R Fund" and, together with the Acquired Fund, the "Funds") (the "Acquisition") at a Special Meeting of Shareholders of the Acquired Fund (the "Meeting"), which will be held at 10:00 a.m. Central Time on June 3, 2003, at the offices of Waddell & Reed Financial, Inc., 6300 Lamar Avenue, Overland Park, Kansas. The Funds are each a series of a registered, open-end management investment company (mutual funds). The Acquired Fund's investment goal is long-term growth, with current income being a secondary consideration. The W&R Fund's investment goal is the growth of your investment. Please read this Prospectus/Proxy and keep it for future reference.

The Proposal in this Prospectus/Proxy relates to the proposed acquisition of the Acquired Fund by the W&R Fund. If the Acquisition of the Acquired Fund occurs, you will become a shareholder of the W&R Fund. If the Agreement and Plan of Reorganization is approved by the shareholders of the Acquired Fund and the Acquisition occurs, the Acquired Fund will transfer all of the assets and liabilities attributable to each class of its shares to the W&R Fund in exchange for shares of a similar class of the W&R Fund with the same aggregate net asset value as the net value of the assets and liabilities transferred. After that exchange, shares of each class received by the Acquired Fund will be distributed pro rata to the Acquired Fund's shareholders of the corresponding class.

Shareholders of the Acquired Fund are being asked to vote on the Proposal in this Prospectus/Proxy. Please review this Proposal carefully.

Please review the enclosed prospectus of the W&R Fund. This document is incorporated into this Prospectus/Proxy by reference. The following documents have been filed with the Securities and Exchange Commission (the "SEC") and are incorporated into this Prospectus/Proxy by reference:

    The Prospectus for the Acquired Fund dated April 30, 2002, as supplemented on May 16, 2002, August 29, 2002, December 23, 2002, January 10, 2003, February 6, 2003 and March 4, 2003.
    The Statement of Additional Information for the Acquired Fund dated April 30, 2002, as supplemented on December 23, 2002 and January 10, 2003.
    Management's Discussion of Fund Performance, the Report of Independent Accountants and the financial statements included in the Annual Report to shareholders of the Acquired Fund dated December 31, 2002.
    The Statement of Additional Information for the W&R Fund dated April  ___, 2003 relating to this Prospectus/Proxy.

The Acquired Fund has previously sent its Annual Report to its shareholders. For a free copy of this Report or any of the documents listed above, you may call 1-800-456-5111, or you may write to the Acquired Fund at the address listed on the cover of this Prospectus/Proxy. You may also obtain many of these documents by accessing the Internet site for the Acquired Fund at www.ivyfunds.com. Text-only versions of all the Acquired Fund documents can be viewed online or downloaded from the EDGAR database on the SEC's Internet site at www.sec.gov. You can review and copy information about the Funds by visiting the Public Reference Room, U.S. Securities and Exchange Commission, 450 Fifth Street, N.W., Washington, DC 20549-0102. In addition, these materials can be inspected and copied at the SEC's regional offices at The Woolworth Building, 233 Broadway, New York, New York 10279 and 175 W. Jackson Boulevard, Suite 900, Chicago, Illinois 60604. You can obtain copies, upon payment of a duplicating fee, by sending an e-mail request to publicinfo@sec.gov or by writing the Public Reference Room at the address above. Information on the operation of the Public Reference Room may be obtained by calling 202-942-8090.

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus/Proxy is truthful or complete. Any representation to the contrary is a criminal offense.

QUESTIONS AND ANSWERS

The following questions and answers provide an overview of key features of the Acquisition and of the information contained in this Prospectus/Proxy. Please review the full Prospectus/Proxy prior to casting your vote.

1. WHAT IS BEING PROPOSED?

The Board of Trustees of the Ivy Fund is recommending approval of a transaction in which the W&R Fund would acquire the Acquired Fund. This means that the W&R Fund would acquire all of the assets and liabilities of the Acquired Fund in exchange for shares of the W&R Fund. The W&R Fund is a portfolio of W&R Funds, Inc. ("W&R Funds") and has similar investment goals, policies, strategies and restrictions as the Acquired Fund. Although the investment goals and strategies of the W&R Fund are generally similar to those of the Acquired Fund, there are some differences in the investment strategies of the Funds. Specifically, the Acquired Fund's investment strategies focus primarily on small and mid-cap stocks, while the W&R Fund's strategies focus primarily on mid-cap stocks. Please see the answer to Question 4 below for more information comparing the investment goals, strategies and policies of the Funds.

If the Acquisition relating to the Acquired Fund is approved and the Acquisition is consummated, your shares of the Acquired Fund will be cancelled and you will receive shares of the W&R Fund with an aggregate net asset value equal to the aggregate net asset value of your Acquired Fund shares as of the business day before the closing of the Acquisition. The Acquisition is currently scheduled to take place on or around [June __], 2003.

2. WHY IS THE ACQUISITION BEING PROPOSED?

Waddell & Reed Ivy Investment Company ("Adviser"), the investment adviser to the Acquired Fund, manages the fifteen mutual fund portfolios that are offered by the Ivy Fund. Waddell & Reed Investment Management Company ("WRIMCO") is the investment adviser to the W&R Funds and Waddell & Reed Advisors Funds (collectively, the "W&R Family of Funds") as well as to W&R Target Funds, Inc. and Waddell & Reed InvestEd Portfolios, Inc. The Adviser and certain affiliates were acquired by Waddell & Reed Financial, Inc. on December 16, 2002, and management of the combined company began the process of comparing product offerings within the Ivy and W&R Family of Funds. The Adviser has proposed a number of acquisitions and one liquidation involving the Ivy Funds and the W&R Family of Funds in addition to the Acquisition described in this Prospectus/Proxy.

The Board of Trustees of the Ivy Fund recommends approval of the Acquisition because it offers shareholders of the Acquired Fund the opportunity to invest in a larger fund (allowing the potential for more efficient operations by spreading relatively fixed costs, such as audit and legal fees, over a larger asset base). In reviewing the Acquisition, the Trustees also considered the following factors, among others:

  the Acquired Fund and the W&R Fund have the same portfolio manager and share similar investment goals and investment strategies and policies.
  based on estimated expense ratios calculated using each Fund's net assets and numbers of shareholders as of December 31, 2002, shareholders of the Acquired Fund are expected to experience lower net expenses;
  shareholders of the Acquired Fund will move into a fund with better intermediate-term and short-term performance records, which the Adviser believes it will be able to leverage into significant growth; and
  the Acquisition is expected to be tax-free for shareholders of the Acquired Fund who choose to remain shareholders of the W&R Fund, while liquidation or shareholder redemption would be a realization event for tax purposes.

Please review "Reasons for the Acquisition" in the "Information About the Acquisition" section under "Proposal" in this Prospectus/Proxy for more information regarding the factors considered by the Ivy Fund Trustees.

3. HOW DO THE MANAGEMENT FEES AND EXPENSES OF THE FUNDS
COMPARE, AND WHAT ARE THEY ESTIMATED TO BE FOLLOWING THE
ACQUISITION?

The following tables allow you to compare the sales charges and management fees and expenses of the Acquired Fund and the W&R Fund and to analyze the estimated expenses that the Adviser expects to be applicable to the combined fund in the first year following the Acquisition. As part of the Acquisition, Class A shareholders of the Acquired Fund will receive Class A shares of the W&R Fund, Class B shareholders of the Acquired Fund will receive Class B shares of the W&R Fund, Class C shareholders of the Acquired Fund will receive Class C shares of the W&R Fund, and Advisor Class shareholders of the Acquired Fund will receive Class Y shares of the W&R Fund. No Class I shares of the Acquired Fund are outstanding as of the date of this Prospectus/Proxy, and Class I shares of the Acquired Fund are not currently available for sale. Therefore, the Acquisition will not involve the transfer of any Class I shares of the Acquired Fund. The shareholder fees presented below for the W&R Fund apply both before and after giving effect to the Acquisition. Sales charges, if applicable, are paid directly by shareholders to the relevant Fund's distributor. Annual Fund Operating Expenses are paid by each Fund. They include management fees, 12b-1 fees (if applicable) and administrative costs, including [pricing] and custody services.

The Annual Fund Operating Expenses shown in the tables below represent expenses for the Acquired Fund for its last fiscal year (ended December 31, 2002) and for the W&R Fund as of September 30, 2002 and those expected to be incurred by the combined fund on a pro forma basis (after giving effect to the Acquisition) and based on pro forma combined net assets as of September 30, 2002.

Shareholders of the Acquired Fund will not pay additional sales charges as a result of the Acquisition, although any contingent deferred sales charge ("CDSC") will continue to apply.

SHAREHOLDER FEES
(paid directly from your investment)

Acquired Fund
	Class A	Class B	Class C	Advisor Class
Maximum sales charge (load) imposed on purchases (as a percentage of the offering price)	5.75%	None	None	None
Maximum deferred sales charge (load) on redemptions (as a percentage of the purchase price)	None(1)	5.00%	1.00%	None
Redemption fee/exchange fee (as a percentage of amount redeemed,if applicable)(2)	2.00%	None	None	None

	W&R Fund
	Class A	Class B	Class C	Class Y
Maximum sales charge (load) on purchases (%) (as a percentage of the offering price)	5.75%	None	None	None
Maximum deferred sales charge (load)(3) on redemptions (%) (as a percentage of the lesser of purchase price or redemption price)	None(4)	5.00%	1.00%	None
Redemption fee/exchange fee (as a percentage of amount redeemed, if applicable)	None	None	None	None

(1) A CDSC of 1.00% may apply to Class A shares of the Acquired Fund if the amount invested was $500,000 or more and the Class A shares are redeemed within two years of the end of the month in which they were purchased. See Appendix D to this Prospectus/Proxy.

(2) If you choose to receive your Acquired Fund redemption proceeds via Federal Funds wire, a $10 wire fee will be charged to your account. Class A shares of the Acquired Fund redeemed or exchanged within 30 days of purchase are subject to a 2.00% redemption/exchange fee. This fee also applies to Class A shares of the Acquired Fund purchased without a sales charge.

(3) The CDSC which is imposed on the lesser of amount invested or redemption value of Class B shares of the W&R Fund, declines from 5% for redemptions made within the first year of purchase, to 4% for redemptions made within the second year, to 3% for redemptions made within the third and fourth years, to 2% for redemptions made within the fifth year, to 1% for redemptions made within the sixth year and to 0% for redemptions made after the sixth year. For Class C shares of the W&R Fund, a 1% CDSC applies to the lesser of amount invested or redemption value of Class C shares redeemed within twelve months of purchase. Solely for purposes of determining the number of months or years from the time of any payment for the purchase of shares in calculating the applicable CDSC, if any, all payments during a month are totaled and deemed to have been made on the first day of the month.

(4) A 1% CDSC may be imposed on purchases of $2 million or more of Class A shares of W&R Fund that are redeemed within twelve months of purchase.

ANNUAL FUND OPERATING EXPENSES (deducted directly from Fund assets)

	Acquired Fund (as of 12/31/02)
	Class A	Class B	Class C	Advisor
Management fees (%)	0.85	0.85	0.85	0.85
Distribution and/or service (12b-1) fees (%)	0.25	1.00	1.00	None
Other Expenses (%)	1.14	1.23	1.21	1.19
Total annual fund operating expenses (%)	2.24	3.08	3.06	2.04
	W&R Fund (as of 9/30/02)
	Class A	Class B	Class C	Class Y
Management fees (%)	0.85	0.85	0.85	0.85
Distribution and/or service (12b-1) fees (%)	0.25	1.00	1.00	0.25
Other Expenses (%)	0.88	1.53	1.06	0.62
Total annual fund operating expenses (%)	1.98	3.38	2.91	1.72
Expenses reimbursed	0.85	0.85	0.85	0.85
Net Fund operating expenses	1.13	2.53	2.06	0.87
	W&R Fund (Pro Forma Combined at 9/30/02)
	Class A	Class B	Class C	Class Y
Management fees (%)	0.85	0.85	0.85	0.85
Distribution and/or service (12b-1) fees (%)	0.25	1.00	1.00	0.25
Other Expenses (%)	0.55	0.69	0.68	0.43
Total annual fund operating expenses (%)	1.65	2.54	2.53	1.53

EXAMPLE EXPENSES

Example Expenses help you compare the cost of investing in the Acquired Fund or the W&R Fund currently with the cost of investing in the W&R Fund on a pro forma combined basis and also allow you to compare these costs with the cost of investing in other mutual funds. Your actual costs may be higher or lower. The following hypothetical conditions were used in performing the calculations:

    $10,000 initial investment
    5% total return for each year
    Each Fund's operating expenses remain the same
    Reinvestment of all dividends and distributions
ACQUIRED FUND	1 YEAR	3 YEARS	5 YEARS	10 YEARS
Class A	$789	$1,235	$1,706	$3,002
Class B did not sell your shares sold all your shares at end of period	$311 $811	$951 $1,251	$1,616 $1,816	$3,198(1) $3,198(1)
Class C did not sell your shares sold all your shares at end of period	$309 $409	$945 $945	$1,606 $1,606	$3,374 $3,374
Advisor Shares	$207	$640	$1,098	$2,369

W&R FUND	1 YEAR	3 YEARS	5 YEARS	10 YEARS
Class A	$684	$913	$1,161	$1,871
Class B did not sell your shares sold all your shares at end of period	$256 $656	$788 $1,088	$1,345 $1,445	$2,518(1) $2,518(1)
Class C did not sell your shares sold all your shares at end of period	$209 $209	$646 $646	$1,108 $1,108	$2,390 $2,390
Class Y	$89	$278	$482	$1,073

W&R FUND (PRO FORMA COMBINED)	1 YEAR	3 YEARS	5 YEARS	10 YEARS
Class A	$733	$1,065	$1,420	$2,417
Class B did not sell your shares sold all your shares at end of period	$257 $657	$791 $1,091	$1,350 $1,450	$2,655(1) $2,655(1)
Class C did not sell your shares sold all your shares at end of period	$256 $256	$788 $788	$1,345 $1,345	$2,866 $2,866
Class Y	$156	$483	$834	$1,824

(1) Reflects annual operating expenses of Class A shares after conversion of Class B shares into Class A shares 8 years after the month in which the shares were purchased.

The projected post-Acquisition pro forma Annual Fund Operating Expenses and Example Expenses presented above are based upon numerous material assumptions, including that (1) the current contractual agreements will remain in place and (2) certain fixed costs involved in operating the Acquired Fund are eliminated. Although these projections represent good faith estimates, there can be no assurance that any particular level of expenses or expense savings will be achieved, because expenses depend on a variety of factors, including the future level of fund assets, many of which are beyond the control of the W&R Fund or WRIMCO.

4. HOW DO THE INVESTMENT GOALS, STRATEGIES AND POLICIES OF THE ACQUIRED FUND AND W&R FUND COMPARE?

The Acquired Fund and the W&R Fund have similar investment goals, strategies and policies.

This table compares the investment goal and principal investment strategies of the Acquired Fund to those of the W&R Fund.

ACQUIRED FUND	W&R FUND
INVESTMENT GOAL. The Acquired Fund's investment goal is long-term growth, with current income being a secondary consideration. The Fund seeks to achieve its goal principally as follows:	INVESTMENT GOAL. The W&R Fund's investment goal is the growth of your investment. The Fund seeks to achieve its goal principally as follows:

- The Acquired Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in the equity securities (including common stock, preferred stock and securities convertible into common stock) of small- and medium-sized US companies that are in the early stages of their life cycles and that the Fund's manager believes have the potential to increase their sales and earnings at above-average rates. US companies are companies whose securities are traded mainly on US markets and are organized under the laws of the US or that have more than half their business in the US.

- The W&R Fund invests primarily in common stocks of U.S. and foreign companies whose market capitalizations are within the range of capitalizations of companies comprising the Russell Mid-Cap Growth Index (Russell Mid-Cap) and that WRIMCO believes offer above-average growth potential.

- The Acquired Fund's manager uses a growth strategy of investing.

- Under normal market conditions the W&R Fund will invest at least 80% of its net assets in mid cap securities. In addition to common stocks, the W&R Fund may invest in convertible securities, preferred stocks and debt securities. The W&R Fund may invest up to 25% of its total assets in foreign securities.

- The Acquired Fund's portfolio holdings typically includes companies selected from within the technology, healthcare, entertainment, and business and consumer services sectors, and may include companies engaged in initial public offerings. Portfolio holdings are reviewed regularly for valuation, relative strength and changes in earnings estimates.

- WRIMCO may look at a number of factors in selecting securities for the Fund's portfolio. These include new or innovative products or services, adaptive or creative management, strong financial and operational capabilities to sustain growth, market potential and profit potential.

- Some of the Fund's investments may produce income (such as dividends), although it is expected that any income realized would be incidental.	- Generally, in determining whether to sell a stock, WRIMCO uses the same type of analysis that it uses when buying stocks. For example, WRIMCO may sell a holding if the company no longer meets the desired capitalization range or if the company position weakens in the industry or market. WRIMCO may also sell a security to take advantage of more attractive investment opportunities or to raise cash.

For more information concerning investment policies and restrictions, see each Fund's Statement of Additional Information.

5. WHAT CLASS OF W&R FUND SHARES WILL I RECEIVE IF THE ACQUISITION RELATING TO THE ACQUIRED FUND OCCURS?

If you own Class A shares of the Acquired Fund, you will receive Class A shares of the W&R Fund. The initial sales charge will not apply to Class A shares you receive in connection with the Acquisition. An initial sales charge will apply to any purchases of Class A shares of the W&R Fund you make after consummation of the Acquisition. If you purchased $500,000 or more of Class A shares of the Acquired Fund within one year prior to the consummation of the Acquisition and did not pay a front-end sales charge, the Class A shares you acquire in the Acquisition will be subject to a 1% CDSC if you sell the shares within two years after the end of the month in which you purchased the Acquired Fund Class A shares.

If you own Class B shares of the Acquired Fund, you will receive Class B shares of the W&R Fund. The CDSC applicable to the Acquired Fund Class B shares will apply to your redemption of Class B shares you receive in the Acquisition.

If you own Class C shares of the Acquired Fund, you will receive Class C shares of the W&R Fund. The CDSC applicable to the Acquired Fund Class C shares will apply to your redemption of Class C shares you receive in the Acquisition.

If you own Advisor Class shares of the Acquired Fund, you will receive Class Y shares of the W&R Fund. The Class Y shares you receive will be subject to an annual 12b-1 fee of 0.25%, unlike your Advisor Class shares.

For more information on the characteristics of the W&R Fund shares you will receive in comparison to the Acquired Fund shares you currently own, please see the section "Information About the Acquisition - Shares You Will Receive" in the Proposal section of this Prospectus/Proxy and Appendix D.

6. WHAT ARE THE FEDERAL INCOME TAX CONSEQUENCES OF THE ACQUISITION?

The Acquisition is expected to be tax-free to you for federal income tax purposes. This means that neither you nor the Acquired Fund is expected to recognize a gain or loss as a result of the Acquisition.

Immediately prior to the Acquisition, the Acquired Fund will declare and pay a distribution of all net investment company taxable income, if any, and net realized capital gains (after reduction by any available capital loss carryforwards), if any, to its shareholders.

The cost basis and holding period of the Acquired Fund shares are expected to carry over to your new shares in the W&R Fund.

PROPOSAL
ACQUISITION OF THE IVY US EMERGING GROWTH FUND
BY THE
W&R MID CAP GROWTH FUND

THE PROPOSAL

 Shareholders of the Acquired Fund are being asked to approve the Agreement and Plan of Reorganization dated [__________], 2003, among Ivy Fund on behalf of the Acquired Fund and W&R Funds on behalf of the W&R Fund. A form of the Agreement and Plan of Reorganization is attached as Appendix A to this Prospectus/Proxy. By approving the Agreement and Plan of Reorganization, you are also approving the Acquisition of the Acquired Fund by the W&R Fund under the Agreement and Plan of Reorganization.

PRINCIPAL INVESTMENT RISKS

All of the principal risks applicable to the Funds are described in the table below. As previously noted, the W&R Fund has an investment goal, policies and strategies that are similar to the Acquired Fund. Accordingly, an investment in the W&R Fund involves risks that are similar to those to which an investment in the Acquired Fund is subject.

PRINCIPAL RISKS	FUNDS SUBJECT TO RISK
MANAGEMENT RISK - Securities selected for the Fund may not perform as well as the securities held by other mutual funds with investment objectives that are similar to those of the Fund.	Acquired Fund W&R Fund

MARKET RISK -- Market risk is the possibility of a change in the price of a security. The prices of common stocks and other equity securities generally fluctuate more than those of other investments. A Fund may lose a substantial part, or even all, of its investment in a company's stock. Growth stocks may experience greater price volatility than value stocks. Because of market risk, the share price of the Fund will likely change as well.

Acquired Fund W&R Fund

FOREIGN SECURITY RISK -- Investing in foreign securities involves additional risks that are not associated with the U.S. markets and that could affect the Fund's performance unfavorably, depending on the prevailing conditions at any given time. Among these potential risks are currency fluctuations and political or economic conditions affecting the foreign country.

W&R Fund

SMALL AND MEDIUM SIZED COMPANY RISK       Market risk for small to medium sized companies may be greater than that for large companies. Small and medium sized companies are more likely to have limited financial resources and less experienced management compared to large companies. As well, stocks of small and medium sized companies may experience volatile trading and price fluctuations.

Acquired Fund W&R Fund

IPO RISK       Securities issued through an initial public offering (IPO) can experience an immediate drop in value if the demand for the securities does not continue to support the offering price. Information about the issuers of IPO securities is also difficult to acquire since they are new to the market and may not have lengthy operating histories. The Fund may engage in short term trading in connection with its IPO investment, which could produce higher trading costs and adverse tax consequences. The number of securities issued in an IPO is also limited, so it is likely that IPO securities will represent a smaller component of the Fund's portfolio as the Fund's assets increase (and thus have a more limited effect on the Fund's performance).

Acquired Fund

INFORMATION ABOUT THE ACQUISITION

General

Shareholders who object to the Acquisition of the Acquired Fund by the W&R Fund will not be entitled under Massachusetts law or Ivy Fund's Declaration of Trust to demand payment for, or an appraisal of, their shares. However, shareholders should be aware that the Acquisition as proposed is not expected to result in recognition of gain or loss to shareholders for federal income tax purposes and that, if the Acquisition is consummated, shareholders will be free to redeem the shares of the W&R Fund which they receive in the transaction at their current net asset value, less any applicable CDSC. In addition, you may redeem the Acquired Fund shares at any time prior to the consummation of the Acquisition.

Shares You Will Receive

If the Acquisition occurs, the shares you receive in exchange for your Acquired Fund shares will have the following characteristics:

The shares you receive in exchange for your Acquired Fund shares will have an aggregate net asset value equal to the aggregate net asset value of your Acquired Fund shares as of the business day before the closing of the Acquisition.

The procedures for purchasing and redeeming your shares will be similar after the Acquisition as they are currently. See the prospectus of the W&R Fund and Appendix D for additional information.

The shares acquired in the Acquisition may be exchanged (except as set forth below in the discussion of Class Y shares) for shares of the same class of any other fund in the Ivy Funds or the W&R Funds, Inc. without the payment of an additional sales charge or CDSC.

You will have voting rights similar to those you currently have, but as a shareholder of the W&R Fund and the W&R Funds.

If the Acquisition occurs and you own Class A shares of the Acquired Fund, you will receive Class A shares of the W&R Fund. Please see Appendix D for more information regarding Class A shares of the W&R Fund and the differences between such shares and Class A shares of the Acquired Fund. As compared to the Acquired Fund Class A shares you currently own, the Class A shares you receive in exchange for such shares will have the following characteristics:

Similar to Acquired Fund Class A shares, Class A shares of the W&R Fund are subject to a maximum initial sales charge of 5.75%; however, Class A shares you receive in exchange for the Acquired Fund Class A shares will not be subject to an initial sales charge.

The following table compares the initial sales charge based on size of purchase for each of Class A shares of the Acquired Fund and Class A shares of the W&R Fund:

Acquired Fund		W&R Fund
Size of Purchase	Sales Charge as Percent of Public Offering Price	Size of Purchase	Sales Charge as Percent of Public Offering Price
Less than $50,000	5.75%	Under $100,000	5.75%
$50,000 but less than $100,000	5.25%	$100,000 to less than $200,000	4.75%
$100,000 but less than $250,000	4.50%	$200,000 to less than $300,000	3.50%
$250,000 but less than $500,000	3.00%	$300,000 to less than $500,000	2.50%
$500,000 and over	0.00%	$500,000 to less than $1,000,000	1.50%
		$1,000,000 to less than $2,000,000	1.00%
		$2,000,000 and over	0.00%
    If you purchased $500,000 or more of Class A shares of the Acquired Fund within one year prior to the consummation of the Acquisition and did not pay a front-end sales charge, the Class A shares of the W&R Fund you acquire in the Acquisition will be subject to a CDSC of 1.00% if you sell the shares within two years after the end of the month in which you purchased the Acquired Fund Class A shares. Class A share purchases of $2 million or more made after consummation of the Acquisition will be subject to a 1.00% CDSC if they are redeemed within one year of purchase.
    Class A shares of the W&R Fund are subject to the same distribution and service fees as Acquired Fund Class A shares.
    Former Class N shareholders of the Hudson Capital Appreciation Fund are currently exempt from the initial sales charge on the Acquired Fund's Class A shares. However, if the Acquisition occurs, the former Class N shareholders of the Hudson Capital Appreciation Fund will not be exempt from the initial sales charge on the W&R Fund's Class A shares.

If the Acquisition of the Acquired Fund occurs and you own Class B shares of the Acquired Fund, you will receive Class B shares of the W&R Fund. Please see Appendix D for more information regarding Class B shares of the W&R Fund and the differences between such shares and Class B shares of the Acquired Fund. As compared to the Acquired Fund Class B shares you currently own, the Class B shares you receive in exchange for such shares will have the following characteristics:

    Class B shares are subject to a CDSC, but for purposes of determining the CDSC applicable to any redemption of Class B shares you acquire in the Acquisition, the new shares will continue to age from the date you purchased the Acquired Fund Class B shares.
    Class B shares of W&R Fund are subject to the same distribution and service fees as Acquired Fund Class B shares.

If the Acquisition of the Acquired Fund occurs and you own Class C shares of the Acquired Fund, you will receive Class C shares of the W&R Fund. Please see Appendix D for more information regarding Class C shares of the W&R Fund and the differences between such shares and Class C shares of the Acquired Fund. As compared to the Acquired Fund Class C shares you currently own, the Class C shares you receive in exchange for such shares will have the following characteristics:

    Class C shares of the W&R Fund are subject to the same distribution and service fees as Acquired Fund Class C shares, and, similar to Acquired Fund Class C shares, are subject to a CDSC of 1.00% for one year after purchase.

No Class I shares of the Acquired Fund are outstanding as of the date of this Prospectus/Proxy, and Class I shares of the Acquired Fund are not currently available for sale. Therefore, the Acquisition will not involve the transfer of any Class I shares of the Acquired Fund.

If the Acquisition of the Acquired Fund occurs and you own Advisor Class shares of the Acquired Fund, you will receive Class Y shares of the W&R Fund. Please see Appendix D for more information regarding Class Y shares of the W&R Fund and the differences between such shares and Advisor Class shares of the Acquired Fund. As compared to the Acquired Fund Advisor Class shares you currently own, the Class Y shares you receive in exchange for such shares will have the following characteristics:

    Unlike Acquired Fund Advisor Class shares, Class Y shares are subject to a distribution and service fee of 0.25%.
    You may sell your Class Y shares acquired in the Acquisition and buy Class Y shares of any other fund in the W&R Group Funds or Waddell & Reed InvestEd Portfolios, Inc. (or Class A shares of the W&R Money Market Fund).

Information concerning capitalization of each of the Funds is contained in Appendix C.

Reasons for the Acquisition

On December 16, 2002, Waddell & Reed Financial, Inc. completed its acquisition of the entire operation of Mackenzie Investment Management Inc. The Adviser and Ivy Mackenzie Distributors, Inc. became indirect subsidiaries of Waddell & Reed Financial, Inc. at that time. Ivy Fund and the W&R Funds are two of five mutual fund families constituting the funds in the Waddell & Reed complex. Management compared product offerings within Ivy Fund and the W&R Family of Funds, and the Adviser has proposed a number of acquisitions and one liquidation involving these mutual funds in addition to the Acquisition described in this Prospectus/Proxy.

At a meeting held on January 21, 2003, the Board of Trustees of Ivy Fund, including all Trustees who are not "interested persons" of Ivy Fund, determined that the Acquisition would be in the best interests of the Acquired Fund's shareholders and that the interests of existing shareholders in the Acquired Fund would not be diluted as a result of the Acquisition. The Directors of W&R Funds, including all Directors who are not "interested persons" of W&R Funds, have determined that the Acquisition would be in the best interests of the W&R Fund's shareholders and that the interests of existing shareholders in the W&R Fund would not be diluted as a result of the Acquisition. The Board of Trustees of Ivy Fund has unanimously approved the Acquisition and recommends that you vote in favor of the Acquisition by approving the Agreement and Plan of Reorganization, a form of which is attached as Appendix A to this Prospectus/Proxy.

In proposing the Acquisition, the Adviser presented to the Ivy Fund Board of Trustees, at meetings held on December 17, 2002 and January 21, 2003, the following reasons for the Acquired Fund to enter into the Acquisition:

  The Acquired Fund and the W&R Fund have the same portfolio manager and share similar investment goals and investment strategies.
  Based on estimated expense ratios calculated using each Fund's net assets and numbers of shareholders as of December 31, 2002, shareholders of the Acquired Fund are expected to experience lower net expenses.
  Shareholders of the Acquired Fund will become shareholders in a larger, more diversified group of mutual funds, and after the Acquisition, shareholders will have the right to exchange among all Ivy Funds and W&R Funds.
  Shareholders of the Acquired Fund will move into a fund with better intermediate-term and short-term performance records, which the Adviser believes it will be able to leverage into significant growth.
  The Acquisition is intended to create a larger fund, and this will permit fixed costs to be spread over a larger asset base.
  The Acquisition is intended to permit the Acquired Fund's shareholders to exchange their investment for an investment in the W&R Fund without recognizing gain or loss for federal income tax purposes. By contrast, if an Acquired Fund shareholder were to redeem his or her shares to invest in another fund, such as the W&R Fund, the transaction would be a taxable event for such shareholder. Similarly, if the Acquired Fund were liquidated or reorganized in a taxable transaction, the transaction would be a taxable event for the Acquired Fund's shareholders. After the Acquisition, shareholders may redeem any or all of their W&R Fund shares at net asset value (subject to any applicable CDSC, as with a redemption of their Acquired Fund shares) at any time, at which point they would recognize a taxable gain or loss.

The Board of Trustees considered the relative Fund performance results set forth below under "Performance Information." No assurance can be given that the W&R Fund will achieve any particular level of performance after the Acquisition. In reviewing the Acquisition, the Trustees considered the change for Acquired Fund shareholders from a fund focusing on small -and mid-cap stocks to a fund emphasizing mid-cap stocks.

In addition, the Board considered that shareholders of the Acquired Fund who do not want to become shareholders of the W&R Fund, whether because they wish to realize an unrealized loss on their shares or otherwise, could redeem their shares in the Acquired Fund prior to the Acquisition. The Board also considered the fact that, unlike the Advisor Class shares of the Acquired Fund, the Class Y shares of the W&R Fund bear a 0.25% annual 12b-1 fee.

If shareholders do not approve the transaction, the Trustees of the Ivy Fund will consider what alternatives may then be available.

Terms of the Agreement and Plan of Reorganization

If approved by the shareholders of the Acquired Fund, the Acquisition is expected to occur on or around June ____, 2003. A form of the Agreement and Plan of Reorganization is attached as Appendix A to this Prospectus/Proxy for your review. The following is a brief summary of the principal terms of the Agreement and Plan of Reorganization:

    The Acquired Fund will transfer all of the assets and liabilities attributable to each class of its shares to the W&R Fund in exchange for shares of a similar class of the W&R Fund* with an aggregate net asset value equal to the net value of the transferred assets and liabilities.
    The Acquisition will occur on the next business day after the time (currently scheduled to be 4:00 p.m. Eastern Time on June ___, 2003, or such other date and time as the parties may determine) when the assets of each Fund are valued for purposes of the Acquisition.
    The shares of each class of the W&R Fund received by the Acquired Fund will be distributed to the Acquired Fund's respective shareholders of the corresponding class pro rata in accordance with their percentage ownership of such class of such Acquired Fund in full liquidation of such Acquired Fund.
    After the Acquisition, the Acquired Fund will be terminated, and its affairs will be wound up in an orderly fashion.
    The Acquisition requires approval by the Acquired Fund's shareholders and satisfaction of a number of other conditions; the Acquisition may be terminated at any time with the approval of both of the Board of Trustees of the Ivy Fund and the Board of Directors of W&R Funds or, under certain conditions, by either the Ivy Fund or the W&R Funds.

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*Class A shareholders of the Acquired Fund will receive Class A shares of the W&R Fund, Class B shareholders of the Acquired Fund will receive Class B shares of the W&R Fund, Class C shareholders of the Acquired Fund will receive Class C shares of the W&R Fund, and Advisor Class shareholders of the Acquired Fund will receive Class Y shares of the W&R Fund, in each case as discussed under the section "Information About the Acquisition-Shares You Will Receive" in the Proposal section of this Prospectus/Proxy. As there are no Class I shares of the Acquired Fund outstanding and Class I shares are not available for sale, no transfer of Class I shares of the Acquired Fund will be required.

Federal Income Tax Consequences

The Acquisition is intended to be a tax-free reorganization. Bell, Boyd & Lloyd LLC has delivered to the Acquired Fund and the W&R Fund an opinion, and the closing of the Acquisition will be conditioned on receipt of a letter from Bell, Boyd & Lloyd LLC confirming such opinion, to the effect that, on the basis of existing law under specified sections of the Internal Revenue Code of 1986, as amended (the "Code"), although not entirely free from doubt, for federal income tax purposes:

    under Section 361 or Section 354 of the Code, respectively, no gain or loss will be recognized by the Acquired Fund or the shareholders of the Acquired Fund as a result of the Acquisition;
    under Section 358 of the Code, the tax basis of the W&R Fund shares you receive will be the same, in the aggregate, as the aggregate tax basis of your Acquired Fund shares exchanged therefor, as applicable;
    under Section 1223(1) of the Code, your holding period for the W&R Fund shares you receive will include the holding period for your Acquired Fund shares exchanged therefor, as applicable, if you hold your shares as a capital asset;
    under Section 1032 of the Code, no gain or loss will be recognized by the W&R Fund as a result of the Acquisition;
    under Section 362(b) of the Code, the W&R Fund's tax basis in the assets that the W&R Fund receives from the Acquired Fund will be the same as the Acquired Fund's basis in such assets; and
    under Section 1223(2) of the Code, the W&R Fund's holding period in such assets will include the Acquired Fund's holding period in such assets.

Each opinion is, and each confirmation letter will be, based on certain factual certifications made by officers of the Ivy Fund and the W&R Funds. No opinion or confirmation letter is a guarantee that the tax consequences of the Acquisition will be as described above.

Prior to the closing of the Acquisition, the Acquired Fund will distribute to its shareholders all of its respective net investment company taxable income, if any, and net realized capital gains (after reduction by any available capital loss carryforwards), if any, that have not previously been distributed to shareholders. Such distributions will be taxable to shareholders.

A substantial portion of the portfolio assets of the Acquired Fund may be sold in connection with the Acquisition. The actual tax impact of such sales will depend on the difference between the price at which such portfolio assets are sold and the Acquired Fund's basis in such assets. Any net capital gains recognized in these sales not offset by capital loss carryforwards will be distributed to the Acquired Fund's shareholders as capital gain dividends (to the extent of net realized long-term capital gains) and/or ordinary dividends (to the extent of net realized short-term capital gains) during or with respect to the year of sale, and such distributions will be taxable to shareholders.

This description of the federal income tax consequences of the Acquisition does not take into account your particular facts and circumstances. Consult your own tax adviser about the effect of state, local, foreign, and other tax laws.

Performance Information

The chart below shows the percentage gain or loss for Class A shares of the Acquired Fund in each calendar year since it commenced operations. The chart should give you a general idea of how the Acquired Fund's returns have varied from year to year. Any applicable sales charges and account fees are not reflected, and if they were, the returns shown above would be lower. The returns for the Fund's other classes of shares during these periods were different from those of Class A because of variations in their respective expense structures. The calculations of total return assume the reinvestment of all dividends and capital gain distributions on the reinvestment date. Past performance is not an indication of future results. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower.

Additional discussion of the manner of calculation of total return is contained in the Acquired Fund's Prospectus and Statement of Additional Information.

ACQUIRED FUND
ANNUAL TOTAL RETURNS FOR CLASS A SHARES
FOR THE YEARS ENDING DECEMBER 31

For period shown in bar chart: Best quarter: 4th quarter 1999, +51.31% Worst quarter: 3rd quarter 2001, -35.18%

The following tables list the average annual total returns for Class A, Class B, Class C and Advisor Class Shares of the Acquired Fund for the one-year, five-year and since inception periods ended December 31, 2002 (including applicable sales charges). These tables are intended to provide you with some indication of the risks of investing in the Acquired Fund. At the bottom of each table, you can compare the Acquired Fund's performance with a broad-based market index.

After-tax returns are presented for Class A shares and after-tax returns for other classes may vary. After-tax returns are intended to show the impact federal income taxes have on investments in the Acquired Fund. The Acquired Fund's return after taxes on distribution calculation shows the effect of taxable distributions, but assume that you hold the fund shares at the end of the period, thus not having any taxable gain or loss on your investment in shares of the Fund. The Acquired Fund's return after taxes on distribution and sale of Fund shares calculation shows the effect of both a distribution and any taxable gain or loss that would be realized if you purchased Fund shares at the beginning of a period and sold them at the end of the period.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation, and may differ from those shown. After-tax returns are relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts, or to shares held by non-taxable entities.

	Class A(1)	Class B(2)	Class C(3)	Advisor Class(4)	Russell 2500 Growth Index(1)*
1 Year
Return Before Taxes	-41.28%	-41.29%	-38.83%	-37.57%	-29.09%
Return After Taxes on Distributions
Return After Taxes on Distributions and Sale of Fund Shares
5 Years
Return Before Taxes	-11.09%	-11.09%	-10.72%	N /A	-3.19%
Return After Taxes on Distribution
Return After Taxes on Distributions and Sale of Fund Shares
Since Inception
Return Before Taxes	4.02%	-0.03%	-8.29%	-10.83%
Return After Taxes on Distribution
Return After Taxes on Distributions and Sale of Fund Shares

*The Russell 2500 Growth Index is an unmanaged index of stocks which assumes reinvestment of dividends and, unlike Fund returns, does not reflect any fees or expenses.
_________________

(1) The inception date for the Acquired Fund's Class A shares was March 3, 1993 (performance is calculated based on the date the Acquired Fund first became available for sale to the public, April 30, 1993). Index performance is calculated from April 30, 1993.

(2) The inception date for the Acquired Fund's Class B shares was October 22, 1993.

(3) The inception date for the Acquired Fund's Class C shares was April 30, 1996.

(4) The inception date for the Acquired Fund's Advisor Class shares was February 18, 1998.

The bar chart below presents the average annual total returns for Class A shares of the W&R Fund. The bar chart does not reflect any sales charge that you may be required to pay upon redemption of the W&R Fund's Class A shares. If the sales charge were included, the returns would be less than those shown. The calculations of total return assume payment of dividends and other distributions in shares. As with all mutual funds, the W&R Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

Additional discussion of the manner of calculation of total return is contained in the Acquired Fund's Prospectus and Statement of Additional Information.

W&R FUND
ANNUAL TOTAL RETURNS FOR CLASS A SHARES
FOR THE YEARS ENDING DECEMBER 31

For period shown in bar chart: Best quarter: 4th quarter 2001, +12.41% Worst quarter: 3rd quarter 2002, -16.60%

The following table compares the W&R Fund's average annual returns to that of a broad-based securities market index that is unmanaged, and to a Lipper average that is a composite of mutual funds with goals similar to that of the W&R Fund. The Fund's returns include the maximum sales charge for Class A shares (5.75%) and the applicable CDSC for Class B and Class C shares, treat dividend and capital gain distributions as reinvested and assume you sold your shares at the end of each period (unless otherwise noted).

The table also shows average annual returns, for Class A shares, on a before-tax and after-tax basis. Return Before Taxes shows the actual change in the value of the Fund shares over the periods shown, but does not reflect the impact of taxes on Fund distributions or the sale of Fund shares. The two after-tax returns take into account taxes that may be associated with owning Fund shares. Return After Taxes on Distributions is a Fund's actual performance, adjusted by the effect of taxes on distributions made by the Fund during the period shown. Return After Taxes on Distributions and the Sale of Fund Shares is further adjusted to reflect the tax impact on any change in the value of Fund shares as if they had been sold on the last day of the period.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts, or to shares held by non-taxable entities. After-tax returns are shown only for Class A shares. After-tax returns for other Classes may vary.

 After Taxes on Distributions

Average Annual Total Returns as of December 31, 2002(%)	1 Year	5 Years (or Life of Class)
Class A (began on 6-30-2000)
Before Taxes	-30.11%	-15.29%
After Taxes on Distributions	-30.11%	-15.79%
After Taxes on Distributions and Sale of Fund Shares	-18.48%(1)	-11.92%(1)
Class C (began on 7-03-2000)
Before Taxes	-26.52%	-14.11%
Class B (began on 7-06-2000)
Before Taxes	-29.97%	-15.58%
Class Y (began on 7-10-2000)
Before Taxes	-25.57%	-14.01%
Indexes
Russell Mid-Cap Growth Index(2)	-27.40%	-26.93%(3)
Lipper Mid-Cap Growth Funds Universe Average(4)	-28.33%	-25.91%(3)

  After-tax returns may be better than Before Tax returns due to an assumed tax benefit from losses on a sale of the Fund's shares at the end of the period.
  Reflects no deduction for fees, expenses or taxes.
  Index comparison begins on June 30, 2000.
  Lipper Average is net of fees and expenses.

Information About the Rights of Shareholders

W&R Funds is organized as a Maryland corporation, and Ivy Fund is organized as a Massachusetts business trust. The following is a summary of the major differences between the right of shareholders of the Acquired Fund and the rights of shareholders of the W&R Fund.

Shareholder Voting     Generally

Under Maryland law, the W&R Articles and the W&R Bylaws, shareholder voting power is generally limited to electing directors, approving investment management or sub-investment management agreements, ratifying the selection of independent public accountants, approving plans of distribution adopted pursuant to Rule 12b-1, approving amendments to W&R Funds' charter and authorizing extraordinary corporate action. The W&R Articles provide that capital stock of W&R Funds that is issued, outstanding and entitled to vote shall be voted in the aggregate, and not by series or class, except when otherwise required by law or if the W&R Fund Board of Directors has determined that only one or more particular series or classes are affected by the matter under consideration, in which case only the affected series or classes vote. Maryland law provides that a corporation's charter may require a lesser proportion of votes of shareholders on matters than otherwise required by Maryland law, but not less than a majority. Under the W&R Articles and the W&R Bylaws, any corporate action to be taken by a shareholder vote is authorized by a majority of votes validly cast on the matter, subject to applicable laws, regulations, or rules or orders of the SEC.

Under the Ivy Declaration of Trust, shareholders have the power to vote (i) for the election of Trustees, (ii) with respect to amendment of the Acquired Declaration of Trust, (iii) to the same extent as the shareholders of a Massachusetts business corporation as to whether or not court action, proceeding or claim should or should not be brought or maintained derivatively or as a class action on behalf of Ivy Fund or its shareholders, (iv) with respect to the termination of Ivy Fund or any series or class, (v) to remove Trustees from office in certain circumstances, (vi) with respect to a contract for advisory and/or management services, and (vii) with respect to such additional matters relating to Ivy Fund as may be required by the Ivy Declaration of Trust, the Ivy Bylaws or any registration with the SEC or any state, or as the Trustees may consider necessary or desirable. The Ivy Declaration of Trust states that on all matters submitted to a shareholder vote, all shares of Ivy Fund entitled to vote are to be voted by individual series or class except (i) as otherwise required by the 1940 Act to be voted in the aggregate or (ii) when the Trustees determine that the matter affects only the interests of one or more series or classes.

Shareholder Meetings

The W&R Bylaws permit a special meeting of the shareholders to be called by for any purpose by a majority of the Board of Directors, the Chairman of the Board or the President or vice president. In addition, the W&R Bylaws allow the Secretary to call a special meeting at the request of the holders of 10% of the outstanding shares entitled to vote at such meeting if certain conditions are met. The Ivy Declaration of Trust allows for shareholder meetings to be called by the Trustees. Under certain circumstances, shareholders of at least 10% of the outstanding shares Ivy Fund may call a meeting of shareholders. The Ivy Declaration of Trust also allows shareholders to act without a meeting upon the written consent of shareholders holding a majority of the shares entitled to vote on the matter (or a larger proportion if required for a vote on such matter by the Ivy Declaration of Trust).

Quorums

The W&R Bylaws provide that one-third of the shares entitled to vote constitutes a quorum at shareholder meetings. The Ivy Declaration of Trust provides that a majority of the shares entitled to vote constitutes a quorum at shareholder meetings.

Removal of Trustees and Directors

Pursuant to Maryland law and the W&R Bylaws, any Director may be removed with or without cause at any meeting of shareholders duly called at which a quorum is present by the affirmative vote of a majority of the votes represented at the meeting. The Ivy Declaration of Trust provides that a Trustee may be removed by a vote of holders of two-thirds of the outstanding shares at any meeting of shareholders.

Indemnification of Trustees, Directors and Officers

Pursuant to the W&R Bylaws, W&R Funds shall indemnify current and former directors, officers, employees and agents of the Funds, to the extent permitted by applicable law, against all expenses (including attorneys' fees), judgments, fines, and amounts paid in settlement incurred in connection with or resulting from any threatened, pending or completed claim, action, suit or proceeding, whether criminal, civil administrative or investigative, in which they may become involved as a party by reason of being or having been a director, officer, employee or agent. Under Maryland law, a corporation may indemnify any director against liabilities for acts incurred by reason of service as a director unless it is established that (i) that act or omission was material to the matter giving rise to the proceeding and (a) was committed in bad faith or (b) was the result of active and deliberate dishonesty, (ii) the director actually received an improper personal benefit of (iii) in the case of a criminal proceeding, the director had reasonable cause to believe the act or omission was unlawful. In addition, indemnification may not be made (i) in a proceeding by or in the right of the corporation where the director is found liable to the corporation (a "Corporate Liability") or (ii) in a proceeding charging improper person benefit where the director is found to be liable because such benefit was improperly received, whether or not involving action in the director's official capacity (a "Personal Liability").

Maryland law also provides that indemnification is not payable by a corporation unless a determination has been made that the director has met the standard of conduct noted in the foregoing paragraph. Such determination may be made by (i) a vote of a majority of a quorum of directors consisting of directors not, at the time, parties to the proceedings, or, if such a quorum cannot be obtained, then by a majority vote of a committee of the board (designated by a majority of the board, in which designation directors who are parties may participate) consisting solely of two or more directors not, at the time, parties to such proceedings (ii) special legal counsel selected by the board or a committee as set forth in (i) above, or if the quorum of the full board cannot be obtained and the committee cannot be established, by a majority vote of the full board in which directors who are parties may participate, or (iii) the stockholders. Upon the application of a director, a court may order indemnification if it determines that (i) a director is entitled to reimbursement because such director has been successful, on the merits or otherwise, in the defense of a proceeding in which such director has been determined to have met the applicable standards of conduct or (ii) whether or not the director has met the applicable standards of conduct, the director is entitled to indemnification in view of all the relevant circumstances, provided that the indemnification payment shall be limited to the directors' expenses in cases involving Corporate Liability or Personal Liability. In addition, no indemnification or advance payment is provided to directors or officers who engage in willful misfeasance, bad faith, gross negligence or reckless disregard of duty under the W&R Bylaws.

Similarly, under the Ivy Declaration of Trust, Ivy Fund shall indemnify current and former Trustees and officers against all liabilities and expenses incurred by reason of their service as a Trustee or officer of Ivy Fund. Ivy Fund will not provide indemnification to any person: (i) adjudicated not to have acted in good faith in the reasonable belief that his or her action was in the best interests of Ivy Fund, (ii) adjudicated to be liable because of willful misfeasance, bad faith, gross negligence or reckless disregard of duty, or (iii) in the event of a settlement, unless (a) such settlement is found to be in the best interests of Ivy Fund by a majority of disinterested Trustees acting on the matter (assuming a majority of the disinterested Trustees then in office act on the matter) upon a determination that such person acted in good faith on the reasonable belief that his or her action was in the best interests of Ivy Fund and is not liable to Ivy Fund or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of duty, or (b) a written opinion of independent legal counsel to the effect that such person appears to have acted in good faith in the reasonable belief that his or her action was in the best interests of Ivy Fund and that such indemnification would not protect such person against any liability to Ivy Fund to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of duty. The Ivy Declaration of Trust also provides that expenses may be paid in advance so long as such amounts are repaid to Ivy Fund if it is determined that such payments are not authorized under such Declaration of Trust. Also, the Ivy Declaration of Trust provides that the indemnification rights are not exclusive and do not affect any other rights to which persons seeking indemnification may be entitled.

Personal Liability

Under Maryland law, shareholders have no personal liability for acts or obligations of the corporation. Under Massachusetts law, shareholders of Massachusetts business trust could, under certain circumstances, be held personally liable for the obligations of Ivy Fund. However, the Ivy Declaration of Trust disclaims shareholder liability for acts or obligations of the Acquired Fund and requires that notice of such disclaimer be given in each agreement, undertaking or obligation entered into or executed by Ivy Fund or the Trustees. The Ivy Declaration of Trust provides that any shareholder held to be personally liable solely by reason of his or her being or having been a shareholder of Ivy Fund shall be indemnified out of the property of the series (or attributable class) of which he or she is or was a shareholder for all such loss and expense. Thus, the risk of a shareholder's incurring financial loss from shareholder liability is limited to circumstances in which Ivy Fund would be unable to meet its obligations. The likelihood of such a circumstance is considered remote.

Termination

Under Maryland law, a corporation with stock outstanding may be voluntarily dissolved by the affirmative vote of two-thirds of all the votes entitled to be cast on the matter. A corporation with no outstanding stock may be terminated upon the vote of the majority of the Directors.

By contrast, the Ivy Declaration of Trust provides that Ivy Fund may be terminated at any time by a vote of at least 66 2/3% of the shares entitled to vote, or by the Trustees by written notice to the shareholders. Any series of Ivy Fund may be terminated at any time by vote of at least 66 2/3% of the shares of that series, or by the Trustees by written notice to shareholders of that series.

Amendments

Maryland law generally provides that the charter may be amended by a vote of at least two-thirds of all shareholders. Maryland law provides that a majority of the board of directors may, without a shareholder vote, (1) change the name of the corporation, or (2) change the name or par value of any class or series of the corporation's stock and the aggregate par value of the corporation's stock. The W&R Bylaws may be amended by a majority vote of shareholders or by a majority of the Board of Directors.

The Ivy Declaration of Trust may be amended by a vote of a majority of the shares entitled to vote, although the Trustees may amend the Ivy Declaration of Trust without a shareholder vote for the purpose of changing the name of Ivy Fund or supplying any omission, curing any ambiguity or curing, correcting or supplementing any defective or inconsistent provision. The Ivy Bylaws may be amended by action of a majority of the Trustees.

Rights of Inspection

Under Maryland law, any shareholder of W&R Funds may inspect and copy during usual business hours the W&R Articles and the W&R Bylaws and the minutes, annual reports and voting trust agreement on file at W&R Funds' principal office. Under Maryland law, shareholders owning at least 5% of W&R Funds' shares who have been shareholders of record for at least six months also have the right to inspect the books of account and stock ledger of W&R Funds and request a statement of W&R Funds' affairs. Massachusetts law, the Ivy Declaration of Trust and the Ivy Bylaws do not provide for any inspection rights.

Distributions

Maryland law provides that a distribution may not be made by W&R Funds if, after giving effect to it, (i) W&R Funds would not be able to pay its indebtedness as such indebtedness becomes due in the usual course of business; or (ii) W&R Funds' total assets would be less than the sum of W&R Funds' total liabilities plus the amount that would be needed if W&R Funds were to be dissolved at the time of the distribution to satisfy any preferential rights upon dissolution of stockholders whose preferential rights on dissolution are superior to those receiving the distribution. Massachusetts law, the Ivy Articles and the Ivy Bylaws contain no comparable restrictions.

*    *    *    *

The foregoing is only a summary of certain characteristics of the operations of the Declaration of Trust of the Trust, Articles of Incorporation of the W&R Funds, their respective Bylaws and Maryland and Massachusetts law and is not a complete description of those documents or law. Shareholders should refer to the provisions of such Declaration of Trust, Articles of Incorporation, Bylaws and Maryland and Massachusetts law directly for more complete information.

THE IVY FUND TRUSTEES UNANIMOUSLY RECOMMEND APPROVAL OF THE AGREEMENT AND PLAN OF REORGANIZATION.

Required Vote for the Proposal

Approval of the Agreement and Plan of Reorganization dated as of April 7, 2003, by and between Ivy Fund on behalf of the Acquired Fund, and W&R Funds on behalf of the W&R Fund, will require the affirmative vote of a majority of the outstanding shares of the Acquired Fund with respect to the Acquisition. With respect to the approval of the Agreement and Plan of Reorganization, the term "majority of the outstanding shares" of the Acquired Fund means more than 50% of the outstanding shares of the Acquired Fund. A vote of the shareholders of the W&R Fund is not needed to approve the Acquisition.

GENERAL

VOTING INFORMATION

The Ivy Fund Board of Trustees is soliciting proxies from the shareholders of the Acquired Fund in connection with the Meeting, which has been called to be held at 10:00 a.m. Central Time on June 3, 2003, at the offices of Waddell & Reed Financial, Inc., 6300 Lamar Avenue, Overland Park, Kansas. The meeting notice, this Prospectus/Proxy and proxy inserts are being mailed to shareholders beginning on or about April ___, 2003.

Information About Proxies and the Conduct of the Meeting

Solicitation of Proxies. Proxies will be solicited primarily by mailing this Prospectus/Proxy and its enclosures, but proxies may also be solicited through further mailings, telephone calls, personal interviews or e-mail by officers of Ivy Fund or by employees or agents of its service contractors. In addition, Georgeson Shareholder Communications, Inc. has been engaged to assist in the solicitation of proxies, at an estimated cost of $[___] to the Acquired Fund, which will be paid by the Acquired Fund and the Adviser as noted below.

Voting Process

You can vote in any one of the following ways:

(a) By mail, by filling out and returning the enclosed proxy card;

(b) By phone or Internet (see enclosed proxy insert for instructions); or

(c) In person at the Meeting.

Shareholders who owned shares on the record date, April 7, 2003, are entitled to vote at the Meeting. For each full share of the Acquired Fund that you hold, you are entitled to one vote, and for each fractional share you hold, you are entitled to a proportionate fractional vote. If you choose to vote by mail and you are an individual account owner, please sign exactly as your name appears on the proxy card. Either owner of a joint account may sign the proxy card, but the signer's name must exactly match the name that appears on the card.

Costs. The W&R Fund will bear the transfer agency costs related to the Acquisition and the costs of registration of its shares to be issued to shareholders of the Acquired Fund upon the closing of the Acquisition. All other costs of the Meeting, including the costs of soliciting proxies, and the costs of the Acquisition will be borne by the Acquired Fund and the Adviser in the following percentages: Acquired Fund 50% and Adviser 50%. In the event that the shareholders of the Acquired Fund do not approve the Agreement and Plan of Reorganization or the Acquisition does not close for any reason, the Adviser will bear the costs of the failed Acquisition which would otherwise have been borne by the Acquired Fund and the W&R Fund.

Voting and Tabulation of Proxies. Shares represented by duly executed proxies will be voted as instructed on the proxy. If no instructions are given, the proxy will be voted in favor of the Proposal. You can revoke your proxy at any time before it is exercised by sending a signed, written letter of revocation to the Secretary of Ivy Fund, by properly executing and submitting a later-dated proxy or by attending the Meeting and voting in person.

Votes cast in person or by proxy at the Meeting will be counted by persons appointed by the Acquired Fund as proxies for the Meeting (the "Designees"). A quorum is constituted with respect to the Acquired Fund by presence in person or by proxy of the holders of more than 50% of the outstanding shares of the Acquired Fund entitled to vote at the Meeting. In determining whether a quorum is present, abstentions and "broker non-votes" will be treated as shares that are present and entitled to vote. Since these shares will be counted as present, but not as voting in favor of the Proposal, these shares will have the same effect as if they cast votes against the Proposal. "Broker non-votes" are shares held by brokers or nominees as to which (i) the broker or nominee does not have discretionary voting power and (ii) the broker or nominee has not received instructions from the beneficial owner or other person who is entitled to instruct how the shares will be voted.

Adviser and Underwriter. The address of the Acquired Fund's investment adviser is Waddell & Reed Ivy Investment Company, Inc., 6300 Lamar Avenue, P.O. Box 29217, Shawnee Mission, Kansas 66201. The Adviser is an indirect, wholly owned subsidiary of Waddell & Reed Financial, Inc. ("Waddell & Reed"), a publicly held company. During the fiscal year ended December 31, [2002], the Acquired Fund paid the Adviser advisory fees at an annual rate of 0.85% as a percentage of the Acquired Fund's net assets.

The address of the W&R Fund's investment adviser is Waddell & Reed Investment Management Company, 6300 Lamar Avenue, P.O. Box 29217, Shawnee Mission, Kansas 66201. WRIMCO is a wholly owned subsidiary of Waddell & Reed, Inc., the W&R Fund's principal underwriter and distributor. Waddell & Reed, Inc. is a wholly owned subsidiary of Waddell & Reed Financial Services, Inc., a holding company which is a wholly owned subsidiary of Waddell & Reed. During the fiscal year ended March 31, 2002, the W&R Fund paid WRIMCO advisory fees at an annual rate of 0.85% as a percentage of the W&R Fund's net assets.

The address of the W&R Fund's principal underwriter, Waddell & Reed, Inc., is 6300 Lamar Avenue, P.O. Box 29217, Shawnee Mission, Kansas 66201. The address of the Acquired Fund's principal underwriter, Ivy Mackenzie Distributors, Inc., is 925 South Federal Highway, Suite 600, Boca Raton, Florida 33432.

Other Service Providers for the W&R Fund and the Acquired Fund. In most cases, the W&R Fund and the Acquired Fund have different service providers. Upon completion of the Acquisition, the W&R Fund will continue to engage its existing service providers. In all cases, the types of services provided to the Funds under these service arrangements are substantially similar. Following are the names and addresses of certain service providers for the W&R Fund and the Acquired Fund.

	W&R FUND	ACQUIRED FUND
Administrator	None	Waddell & Reed Ivy Investment Company, Inc. 6300 Lamar Avenue, P.O. Box 29217, Shawnee Mission, Kansas 66201
Accounting Service Agent	Waddell & Reed Services Company 6300 Lamar Avenue P.O. Box 29217 Shawnee Mission, Kansas 66201-9217	Waddell & Reed Ivy Investment Company, Inc. 6300 Lamar Avenue, P.O. Box 29217, Shawnee Mission, Kansas 66201
Transfer Agent/Shareholder Servicing Agent	Waddell & Reed Services Company 6300 Lamar Avenue P.O. Box 29217 Shawnee Mission, Kansas 66201-9217	PFPC Inc. 4400 Computer Drive Westborough, MA 01581
Custodian	UMB Bank, n.a. 928 Grand Boulevard Kansas City, Missouri 64106	Brown Brothers Harriman & Co. Boston, Massachusetts
Independent Auditors	Deloitte & Touche LLP 1010 Grand Boulevard Kansas City, Missouri 64106-2232	Deloitte & Touche LLP 1010 Grand Boulevard Kansas City, Missouri 64106-2232

Outstanding Shares and Significant Shareholders. Appendix B to this Prospectus/Proxy lists the total number of shares outstanding as of _______ __, 2003, for each class of the Acquired Fund entitled to vote at the Meeting. It also identifies holders of more than 5% or 25% of any class of shares of the Acquired Fund, and contains information about the executive officers and Trustees of Ivy Fund and their shareholdings in the Acquired Fund and in Ivy Fund.

Adjournments; Other Business. In the event that a quorum is not present at the Meeting with respect to a particular Acquired Fund, or if the Acquired Fund has not received enough votes by the time of the Meeting to approve the Proposal, the Designees, or their substitutes, may propose that such Meeting be adjourned one or more times to permit further solicitation of proxies. Any adjournment requires the affirmative vote of a majority of the total number of shares of the Acquired Fund that are present in person or by proxy when the adjournment is being voted on. If a quorum is present, the Designees will vote in favor of any such adjournment all proxies that they are entitled to vote in favor of the Proposal and the Designees will vote against any such adjournment any proxy that directs them to vote against the Proposal. The Designees will not vote any proxy that directs them to abstain from voting on the Proposal.

The Meeting has been called to transact any business that properly comes before it. The only business that management of the Acquired Fund intends to present or knows that others will present is the Proposal. If any other matters properly come before the Meeting, and on all matters incidental to the conduct of the Meeting, the Designees intend to vote the proxies in accordance with their judgment, unless the Secretary of Ivy Fund has previously received written contrary instructions from the shareholder entitled to vote the shares.

Shareholder Proposals at Future Meetings. Neither the Acquired Fund nor the W&R Fund holds annual or other regular meetings of shareholders. Shareholder proposals to be presented at any future meeting of shareholders of the Acquired Fund or W&R Fund must be received by the relevant Fund or Trust in writing a reasonable time before the Acquired Fund or W&R Fund, as the case may be, solicits proxies for that meeting in order to be considered for inclusion in the proxy materials for that meeting. Shareholder proposals should be sent to the relevant Fund, care of, as applicable, the Ivy US Emerging Growth Fund, Attention: Secretary, at 925 South Federal Highway, Suite 600, Boca Raton, Florida 33432 or to W&R Mid Cap Growth Fund, Attention: Secretary, at 6300 Lamar Avenue, P.O. Box 29217, Shawnee Mission, Kansas 66201-9217.

APPENDIX A

MAGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") dated as of March __, 2003 by and between (i) Ivy Fund (the "Acquired Trust"), a Massachusetts business trust established under an Amended and Restated Agreement and Declaration of Trust dated December 10, 1992, as amended and in effect on the date hereof, on behalf of the Ivy US Emerging Growth Fund (the "Acquired Fund"), a series of the Acquired Trust, and (ii) W&R Funds, Inc. (the "Acquiring Company"), a Maryland corporation formed on January 28, 1992, on behalf of the W&R Mid Cap Growth Fund (the "Acquiring Fund"), a series of the Acquiring Company.

This Agreement is intended to be and is adopted as a plan of reorganization within the meaning of the regulations under Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the "Code"). The reorganization will consist of the transfer of all of the assets of the Acquired Fund in exchange for Class A shares, Class B shares, Class C shares and Class Y shares of common stock of the Acquiring Fund (the "Acquiring Shares"), and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund (other than certain expenses of the reorganization contemplated hereby) and the distribution of such shares of the Acquiring Fund to the shareholders of the Acquired Fund in liquidation of the Acquired Fund, all upon the terms and conditions set forth in this Agreement.

In consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1. TRANSFER OF ASSETS OF ACQUIRED FUND IN EXCHANGE FOR ASSUMPTION OF LIABILITIES AND ACQUIRING SHARES AND
LIQUIDATION OF ACQUIRED FUND.

  1.1   Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein,

  (a)   The Acquired Trust, on behalf of the Acquired Fund, will transfer and deliver to the Acquiring Company, on behalf of the Acquiring Fund, and the Acquiring Fund will acquire, all the assets of the Acquired Fund as set forth in paragraph 1.2.

  (b)   The Acquiring Fund will assume all of the Acquired Fund's liabilities and obligations of any kind whatsoever, whether absolute, accrued, contingent or otherwise in existence on the Closing Date (as defined in paragraph 1.2 hereof) (collectively, the "Obligations"), except that expenses of reorganization contemplated hereby to be paid by the Acquired Fund pursuant to paragraph 9 shall not be assumed or paid by the Acquiring Fund.

  (c)   The Acquired Fund's shares are divided into five classes, designated Class A shares, Class B shares, Class C shares, Class I shares and Advisor Class shares ("Class A Acquired Shares," "Class B Acquired Shares," "Class C Acquired Shares," "Class I Acquired Shares" and "Advisor Class Acquired Shares," respectively, and collectively, "Acquired Shares"). The Acquiring Shares are divided into four classes, designated Class A shares, Class B shares, Class C shares and Class Y shares ("Class A Acquiring Shares," "Class B Acquiring Shares," "Class C Acquiring Shares" and "Class Y Acquiring Shares," respectively). Each Fund's Class A, Class B and Class C shares are substantially similar to each other, and Class I Acquired Shares and Advisor Class Acquired Shares are substantially similar to Class Y Acquiring Shares (a class of Acquired Shares and its substantially similar class of Acquiring Shares being referred to herein as "Corresponding Classes").

  (d)   The Acquiring Fund will issue and deliver to the Acquired Fund in exchange for the assets transferred pursuant to paragraph 1.1(a) and the assumption of liabilities pursuant to paragraph 1.1(b) the number of full and fractional (rounded to the third decimal place) (i) Class A Acquiring Shares determined by dividing the net value of the Acquired Fund, computed in the manner and as of the time and date set forth in paragraph 2.1 ("Acquired Fund Value"), attributable to the Class A Acquired Shares by the net asset value ("NAV") of one Class A Acquiring Share, computed in the manner and as of the time and date set forth in paragraph 2.2, (ii) Class B Acquiring Shares determined by dividing the Acquired Fund Value attributable to the Class B Acquired Shares by the NAV of one Class B Acquiring Share (as so computed), (iii) Class C Acquiring Shares determined by dividing the Acquired Fund Value attributable to the Class C Acquired Shares by the NAV of one Class C Acquiring Share (as so computed), and (iv) Class Y Acquiring Shares determined by dividing the Acquired Fund Value attributable to the Class I Acquired Shares and Advisor Class Acquired Shares by the NAV of one Class Y Acquiring Share (as so computed).

  (e)   Such transactions shall take place at the closing provided for in paragraph 3.1 (the "Closing").

  1.2   The assets of the Acquired Fund to be acquired by the Acquiring Fund shall consist of all cash, securities, dividends and interest receivable, receivables for shares sold and all other assets which are owned by the Acquired Fund on the closing date provided in paragraph 3.1 (the "Closing Date"), including any deferred expenses, other than unamortized organizational expenses, shown as an asset on the books of the Acquired Fund on the Closing Date.

  1.3   As provided in paragraph 3.4, as soon after the Closing Date as is conveniently practicable (the "Liquidation Date"), the Acquired Fund will liquidate and distribute pro rata to its shareholders of record (the "Acquired Fund Shareholders"), determined as of the close of business on the Valuation Date (as defined in paragraph 2.1), the Acquiring Shares received by the Acquired Fund pursuant to paragraph 1.1. Such liquidation and distribution will be accomplished by the transfer of the Acquiring Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders and representing the respective pro rata number of full and fractional (rounded to the third decimal place) Acquiring Shares due such shareholders, by class (i.e., the account for each Acquired Fund Shareholder of a class of Acquired Shares will be credited with the respective pro rata number of shares of the Corresponding Class of Acquiring Shares due that Shareholder). The Acquiring Fund shall not be obligated to issue certificates representing Acquiring Shares in connection with such exchange.

  1.4   With respect to Acquiring Shares distributable pursuant to paragraph 1.3 to an Acquired Fund Shareholder holding a certificate or certificates for shares of the Acquired Fund, if any, on the Valuation Date, the Acquiring Company will not permit such shareholder to receive Acquiring Share certificates therefor, exchange such Acquiring Shares for shares of other investment companies, effect an account transfer of such Acquiring Shares, or pledge or redeem such Acquiring Shares until the Acquiring Company has been notified by the Acquired Trust, on behalf of the Acquired Fund, or its agent that such Shareholder has surrendered all his or her outstanding certificates for Acquired Fund shares or, in the event of lost certificates, posted adequate bond.

  1.5   Any obligation of the Acquired Fund to make filings with governmental authorities is and shall remain the responsibility of the Acquired Fund through the Closing Date and up to and including such later date on which the Acquired Fund is terminated.

  1.6   As promptly as possible after the Closing Date, the Acquired Fund shall be terminated pursuant to the provisions of the Acquired Trust's Declaration of Trust and the laws of the Commonwealth of Massachusetts, and, after the Closing Date, the Acquired Fund shall not conduct any business except in connection with its liquidation.

2. VALUATION.

  2.1   For the purpose of paragraph 1, the value of the shares of each class of the Acquired Fund shall be equal to the net asset value of such shares of the Acquired Fund computed as of the close of regular trading on the New York Stock Exchange on the business day next preceding the Closing (such time and date being herein called the "Valuation Date") using the valuation procedures as adopted by the Board of Directors of the Acquiring Company and as set forth in the then-current prospectus or prospectuses or statement or statements of additional information of the Acquiring Company (collectively, as amended or supplemented from time to time, the "Acquiring Fund Prospectus"), after deduction for the expenses of the reorganization contemplated hereby to be paid by the Acquired Fund pursuant to paragraph 9, and shall be certified by an authorized officer of the Acquired Trust.

  2.2   For the purpose of paragraph 1, the net asset value per share of each class of Acquiring Shares shall be the net asset value per share computed as of the close of regular trading on the New York Stock Exchange on the Valuation Date, using the valuation procedures as adopted by the Board of Directors of the Acquiring Company and as set forth in the Acquiring Fund Prospectus. All computations pursuant to paragraphs 2.1 and 2.2 shall be made by or under the direction of Waddell & Reed Investment Management Company.

3. CLOSING AND CLOSING DATE.

  3.1   The Closing Date shall be on _____________, 2003 or on such other date as the parties may agree in writing. The Closing shall be held at 9:00 a.m. on the Closing Date at the offices of Waddell & Reed Financial, Inc., located at 6300 Lamar Avenue, Overland Park, Kansas or at such other time and/or place as the parties may agree.

  3.2   The portfolio securities of the Acquired Fund shall be made available by the Acquired Fund to UMB Bank, n.a., as custodian for the Acquiring Fund (the "Custodian"), for examination no later than five business days preceding the Valuation Date. On the Closing Date, the portfolio securities of the Acquired Fund and all the Acquired Fund's cash shall be delivered by the Acquired Fund to the Custodian for the account of the Acquiring Fund, such portfolio securities to be duly endorsed in proper form for transfer in such manner and condition as to constitute good delivery thereof in accordance with the custom of brokers or, in the case of portfolio securities held in the U.S. Treasury Department's book-entry system or by the Depository Trust Company, Participants Trust Company or other third party depositories, by transfer to the account of the Custodian in accordance with Rule 17f-4, Rule 17f-5 or Rule 17f-7, as the case may be, under the Investment Company Act of 1940, as amended (the "1940 Act") and accompanied by all necessary federal and state stock transfer stamps or a check for the appropriate purchase price of such transfer stamps. The cash delivered shall be in the form of currency or certified or official bank checks, payable to the order of "UMB Bank, n.a., custodian for W&R Mid Cap Growth Fund, a series of W&R Funds, Inc."

  3.3   In the event that on the Valuation Date (a) the New York Stock Exchange shall be closed to trading or general trading thereon shall be restricted, or (b) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquired Fund is impracticable, the Valuation Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored; provided that if trading shall not be fully resumed and reporting restored within three business days after the original Valuation Date, this Agreement may be terminated by either of the Acquired Trust or the Acquiring Company upon the giving of written notice to the other party.

  3.4   At the Closing, the Acquired Fund or its transfer agent shall deliver to the Acquiring Fund or its designated agent a list of the names and addresses of the Acquired Fund Shareholders and the number of outstanding shares of beneficial interest of each class of the Acquired Fund owned by each Acquired Fund Shareholder, all as of the close of business on the Valuation Date, certified by the Secretary or Assistant Secretary of the Acquired Trust. The Acquiring Company shall provide to the Acquired Fund evidence satisfactory to the Acquired Fund that the Acquiring Shares issuable pursuant to paragraph 1.1 have been credited to the Acquired Fund's account on the books of the Acquiring Fund. On the Liquidation Date, the Acquiring Company shall provide to the Acquired Fund evidence satisfactory to the Acquired Fund that such Acquiring Shares have been credited pro rata to open accounts in the names of the Acquired Fund Shareholders as provided in paragraph 1.3.

  3.5   At the Closing each party shall deliver to the other such bills of sale, instruments of assumption of liabilities, checks, assignments, stock certificates, receipts or other documents as such other party or its counsel may reasonably request in connection with the transfer of assets, assumption of liabilities and liquidation contemplated by paragraph 1.

4. REPRESENTATIONS AND WARRANTIES.

  4.1   The Acquired Trust, on behalf of the Acquired Fund, represents and warrants the following to the Acquiring Company and to the Acquiring Fund as of the date hereof and agrees to confirm the continuing accuracy and completeness in all material respects of the following on the Closing Date:

  (a)   The Acquired Trust is a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts and has the power to own all of its property and assets and to conduct its business as currently conducted;

  (b)   The Acquired Trust is a duly registered investment company classified as a management company of the open-end type and its registration with the Securities and Exchange Commission (the "SEC") as an investment company under the 1940 Act is in full force and effect, and the Acquired Fund is a separate series thereof duly established, designated and existing in accordance with the applicable provisions of the Declaration of Trust of the Acquired Trust and the 1940 Act;

  (c)   The Acquired Fund's current prospectus or prospectuses and statement of additional information or statements of additional information (collectively, as amended or supplemented from time to time, the "Acquired Fund Prospectus") conform in all material respects with the applicable requirements of the Securities Act of 1933, as amended (the "1933 Act"), and the rules and regulations of the SEC thereunder and does not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and there are no material contracts to which the Acquired Fund is a party that are not referred to in the Acquired Fund Prospectus or in the registration statement of which it is a part;

  (d)   The Acquired Trust is not in violation in any material respect of any provision of its Declaration of Trust or By-laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquired Trust is a party or by which the Acquired Fund is bound, and the execution, delivery and performance of this Agreement will not result in any such violation;

  (e)   The Acquired Trust has no material contracts or other commitments (other than this Agreement and such other contracts as may be entered into in the ordinary course of its business) which if terminated may result in material liability to the Acquired Fund or under which (whether or not terminated) any material payments for periods subsequent to the Closing Date will be due from the Acquired Fund;

  (f)   No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened against the Acquired Fund, any of its properties or assets or any person whom the Acquired Fund may be obligated to indemnify in connection with such litigation, proceeding or investigation. The Acquired Fund knows of no facts which might form the basis for the institution of such proceedings, and is not a party to or subject to any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions contemplated hereby;

  (g)   The statement of assets and liabilities, the statement of operations, the statement of changes in net assets and the schedule of investments at, as of and for the two years ended December 31, 2002, of the Acquired Fund, audited by Deloitte & Touche LLP for the year ended December 31, 2002 and by PricewaterhouseCoopers LLP for the year ended December 31, 2001, copies of which have been furnished to the Acquiring Fund, fairly reflect the financial condition and results of operations of the Acquired Fund as of such dates and the results of its operations for the periods then ended in accordance with generally accepted accounting principles consistently applied, and the Acquired Fund has no known liabilities of a material amount, contingent or otherwise, other than those shown on the statement of net assets referred to above or those incurred in the ordinary course of its business since December 31, 2002;

  (h)   Since December 31, 2002, there has not been any material adverse change in the Acquired Fund's financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), or any incurrence by the Acquired Fund of indebtedness, except as disclosed in writing to the Acquiring Fund. For the purposes of this subparagraph (g), distributions of net investment income and net realized capital gains, changes in portfolio securities, changes in the market value of portfolio securities or net redemptions shall be deemed to be in the ordinary course of business;

  (i)   By the Closing Date, all federal and other tax returns and reports of the Acquired Fund required by law to have been filed by such date (giving effect to extensions) shall have been filed, and all federal and other taxes shown to be due on said returns and reports shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the best of the Acquired Fund's knowledge no such return is currently under audit and no assessment has been asserted with respect to any such return;

  (j)   For all taxable years and all applicable quarters of such years from the date of its inception, the Acquired Fund has met, and for the taxable year ending on the Closing Date, will meet the requirements of Subchapter M of the Code for treatment as a "regulated investment company" within the meaning of Section 851 of the Code, and the Acquired Fund has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M did not apply to it. Neither the Acquired Trust nor the Acquired Fund has at any time since its inception been liable for nor is now liable for any material tax pursuant to Sections 852 or 4982 of the Code, except as previously disclosed in writing to and accepted by the Acquiring Fund. The Acquired Fund has duly filed all federal, state, local and foreign tax returns which are required to have been filed, and all taxes of the Acquired Fund which are due and payable have been paid except for amounts that alone or in the aggregate would not reasonably be expected to have a material adverse effect. The Acquired Fund is in compliance in all material respects with applicable regulations of the Internal Revenue Service pertaining to the reporting of dividends and other distributions on and redemptions of its capital stock and to withholding in respect of dividends and other distributions to shareholders, and is not liable for any material penalties which could be imposed thereunder;

  (k)   The authorized capital of the Acquired Trust consists of an unlimited number of shares of beneficial interest, no par value, of such number of different series as the Board of Trustees of the Acquired Trust may authorize from time to time. The outstanding shares of beneficial interest in the Acquired Fund are, and at the Closing Date will be, divided into Class A shares, Class B shares, Class C shares, Class I shares and Advisor Class shares, each having the characteristics described in the Acquired Fund Prospectus. All issued and outstanding shares of the Acquired Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and (except as set forth in the Acquired Fund Prospectus), nonassessable by the Acquired Fund and will have been issued in compliance with all applicable registration or qualification requirements of federal and state securities laws. No options, warrants or other rights to subscribe for or purchase, or securities convertible into, any shares of beneficial interest of the Acquired Fund are outstanding and none will be outstanding on the Closing Date;

  (l)   The Acquired Fund's investment operations from inception to the date hereof have been in compliance in all material respects with the investment policies and investment restrictions set forth in its prospectus and statement of additional information as in effect from time to time, except as previously disclosed in writing to and accepted by the Acquiring Fund;

  (m)   The execution, delivery and performance of this Agreement has been duly authorized by the Trustees of the Acquired Trust, and, upon approval thereof by the required majority of the shareholders of the Acquired Fund, this Agreement will constitute the valid and binding obligation of the Acquired Fund, enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and other equitable principles;

  (n)   The Acquiring Shares to be issued to the Acquired Fund pursuant to paragraph 1 will not be acquired for the purpose of making any distribution thereof other than to the Acquired Fund Shareholders as provided in paragraph 1.3;

  (o)   The information provided by the Acquired Fund for use in the Registration Statement and Proxy Statement referred to in paragraph 5.3 and any information provided by the Acquired Fund for use in any governmental filings in connection with the transactions contemplated hereby, including without limitation applications for exemption orders or no-action letters, shall be accurate and complete in all material respects and shall comply with federal securities and other laws and regulations applicable thereto;

  (p)   No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated by this Agreement, except such as may be required under the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act"), the 1940 Act and state insurance, securities or blue sky laws (which term as used in this Agreement shall include the laws of the District of Columbia and of Puerto Rico);

  (q)   At the Closing Date, the Acquired Trust, on behalf of the Acquired Fund, will have good and marketable title to its assets to be transferred to the Acquiring Fund pursuant to paragraph 1.1 and will have full right, power and authority to sell, assign, transfer and deliver the Investments (as defined below) and any other assets of the Acquired Fund to be transferred to the Acquiring Fund pursuant to this Agreement. At the Closing Date, subject only to the delivery of the Investments and any such other assets and payment therefor as contemplated by this Agreement, the Acquiring Fund will acquire good and marketable title thereto and will acquire the Investments and any such other assets subject to no encumbrances, liens or security interests whatsoever and without any restrictions upon the transfer thereof, except as previously disclosed to and accepted by the Acquiring Fund. As used in this Agreement, the term "Investments" shall mean the Acquired Fund's investments shown on the schedule of its investments as of December 31, 2002, referred to in Section 4.1(f) hereof, as supplemented with such changes in the portfolio as the Acquired Fund shall make, and changes resulting from stock dividends, stock splits, mergers and similar corporate actions through the Closing Date;

  (r)   At the Closing Date, the Acquired Fund will have sold such of its assets, if any, as are necessary to assure that, after giving effect to the acquisition of the assets of the Acquired Fund pursuant to this Agreement, the Acquiring Fund will remain [a "diversified company" within the meaning of Section 5(b)(1) of the 1940 Act and] in compliance with such [other] mandatory investment restrictions as are set forth in the Acquiring Fund Prospectus, as amended through the Closing Date; and

  (s)   No registration of any of the Investments under the Securities Act or under any state securities or blue sky laws would be required if they were, as of the time of such transfer, the subject of a public distribution by either of the Acquiring Fund or the Acquired Fund, except as previously disclosed by the Acquired Fund to and accepted by the Acquiring Fund.

  4.2   The Acquiring Company, on behalf of the Acquiring Fund, represents and warrants the following to the Acquired Trust and to the Acquired Fund as of the date hereof and agrees to confirm the continuing accuracy and completeness in all material respects of the following on the Closing Date:

  (a)   The Acquiring Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Maryland and has the power to own all of its property and assets and to conduct its business as currently conducted;

  (b)   The Acquiring Company is a duly registered investment company classified as a management company of the open-end type and its registration with the SEC as an investment company under the 1940 Act is in full force and effect, and the Acquiring Fund is a separate series thereof duly established, designated and existing in accordance with the applicable provisions of the Articles of Incorporation of the Acquiring Company and the 1940 Act;

  (c)   The Acquiring Fund Prospectus conforms in all material respects with the applicable requirements of the 1933 Act and the rules and regulations of the SEC thereunder and does not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and there are no material contracts to which the Acquiring Fund is a party that are not referred to in the Acquiring Fund Prospectus or in the registration statement of which it is a part;

  (d)   At the Closing Date, the Acquiring Fund will have good and marketable title to its assets;

  (e)   The Acquiring Company is not in violation in any material respect of any provisions of its Articles of Incorporation or By-laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Company is a party or by which the Acquiring Fund is bound, if any, and the execution, delivery and performance of this Agreement will not result in any such violation;

  (f)   No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened against the Acquiring Fund or any of its properties or assets. The Acquiring Fund knows of no facts which might form the basis for the institution of such proceedings, and is not a party to or subject to any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions contemplated hereby;

  (g)   The statement of assets and liabilities, the statement of operations, the statement of changes in net assets and the schedule of investments at, as of and for the two years ended March 31, 2002 and for the six months ended September 30, 2002, of the Acquiring Fund, each audited by Deloitte & Touche LLP, copies of which have been furnished to the Acquired Fund, fairly reflect the financial condition and results of operations of the Acquiring Fund as of such dates and the results of its operations for the periods then ended in accordance with generally accepted accounting principles consistently applied, and the Acquiring Fund has no known liabilities of a material amount, contingent or otherwise, other than those shown on the statement of net assets referred to above or those incurred in the ordinary course of its business since September 30, 2002.

  (h)   Since September 30, 2002, there has not been any material adverse change in the Acquiring Fund's financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), or any incurrence by the Acquiring Fund of indebtedness, except as disclosed in writing to the Acquired Fund. For the purposes of this subparagraph (h), changes in portfolio securities, changes in the market value of portfolio securities or net redemptions shall be deemed to be in the ordinary course of business;

  (i)   By the Closing Date, all federal and other tax returns and reports of the Acquiring Fund required by law to have been filed by such date (giving effect to extensions) shall have been filed, and all federal and other taxes shown to be due on said returns and reports shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the best of the Acquiring Fund's knowledge no such return is currently under audit and no assessment has been asserted with respect to such returns;

  (j)   For all taxable years and all applicable quarters of such years from the date of its inception, the Acquiring Fund has met, and for the current taxable year will meet, the requirements of Subchapter M of the Code for treatment as a "regulated investment company" within the meaning of Section 851 of the Code. Neither the Acquiring Company nor the Acquiring Fund has at any time since its inception been liable for nor is now liable for any material tax pursuant to Sections 852 or 4982 of the Code, except as previously disclosed in writing to and accepted by the Acquired Fund. The Acquiring Fund has duly filed all federal, state, local and foreign tax returns which are required to have been filed, and all taxes of the Acquiring Fund which are due and payable have been paid except for amounts that alone or in the aggregate would not reasonably be expected to have a material adverse effect. The Acquiring Fund is in compliance in all material respects with applicable regulations of the Internal Revenue Service pertaining to the reporting of dividends and other distributions on and redemptions of its capital stock and to withholding in respect of dividends and other distributions to shareholders, and is not liable for any material penalties which could be imposed thereunder;

  (k)   The authorized capital of the Acquiring Company consists of [___________] shares of common stock, par value of $0.01 per share, of which _____ shares are authorized for the Acquiring Fund. The outstanding shares in the Acquiring Fund are, and at the Closing Date will be, divided into Class A shares, Class B shares, Class C shares and Class Y shares, each having the characteristics described in the Acquiring Fund Prospectus. All issued and outstanding shares of the Acquiring Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Acquiring Company, and will have been issued in compliance with all applicable registration or qualification requirements of federal and state securities laws. No options, warrants or other rights to subscribe for or purchase, or securities convertible into, any shares of common stock in the Acquiring Fund of any class are outstanding and none will be outstanding on the Closing Date (except such rights as the Acquiring Fund may have pursuant to this Agreement);

  (l)   The Acquiring Fund's investment operations from inception to the date hereof have been in compliance in all material respects with the investment policies and investment restrictions set forth in its prospectus or prospectuses and statement or statements of additional information as in effect from time to time;

  (m)   The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquiring Company, and this Agreement constitutes the valid and binding obligation of the Acquiring Company and the Acquiring Fund enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and other equitable principles;

  (n)   The Acquiring Shares to be issued and delivered to the Acquired Fund pursuant to the terms of this Agreement will at the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued Class A shares, Class B shares, Class C shares or Class Y shares, as the case may be, in the Acquiring Fund, and will be fully paid and non-assessable by the Acquiring Company, and no shareholder of the Acquiring Company will have any preemptive right of subscription or purchase in respect thereof;

  (o)   The information to be furnished by the Acquiring Fund for use in the Registration Statement and the Proxy Statement referred to in paragraph 5.3 and any information furnished by the Acquiring Fund for use in any governmental filings in connection with the transactions contemplated hereby, including without limitation applications for exemption orders or no-action letters, shall be accurate and complete in all material respects and shall comply with federal securities and other laws and regulations applicable thereto; and

  (p)   No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated by this Agreement, except such as may be required under 1933 Act, the 1934 Act, the 1940 Act and state insurance, securities or blue sky laws.

5. COVENANTS OF THE ACQUIRED FUND AND THE ACQUIRING FUND.

The Acquiring Company, on behalf of the Acquiring Fund, and the Acquired Trust, on behalf of the Acquired Fund, each hereby covenants and agrees with the other as follows:

  5.1   The Acquired Fund will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business may include paying regular and customary periodic dividends and other distributions.

  5.2   The Acquired Fund will call a meeting of its shareholders to be held prior to the Closing Date to consider and approve this Agreement and take all other reasonable action necessary to obtain the required shareholder approval of the transactions contemplated hereby.

  5.3   In connection with the Acquired Fund shareholders' meeting referred to in paragraph 5.2, the Acquired Fund will prepare a Proxy Statement for such meeting, to be included in a Registration Statement on Form N-14 (the "Registration Statement") which the Acquiring Company will prepare and file for the registration under the 1933 Act of the Acquiring Shares to be distributed to the Acquired Fund Shareholders pursuant hereto, all in compliance with the applicable requirements of the 1933 Act, the 1934 Act, and the 1940 Act.

  5.4   The information to be furnished by the Acquired Fund for use in the Registration Statement and the information to be furnished by the Acquiring Fund for use in the Proxy Statement, each as referred to in paragraph 5.3, shall be accurate and complete in all material respects and shall comply with federal securities and other laws and regulations thereunder applicable thereto.

  5.5   The Acquiring Fund will advise the Acquired Fund promptly if at any time prior to the Closing Date the Acquiring Fund becomes aware that the assets of the Acquired Fund include any securities which the Acquiring Fund is not permitted to acquire.

  5.6   Subject to the provisions of this Agreement, the Acquired Fund and the Acquiring Fund will each take or cause to be taken all actions, and do or cause to be done all things reasonably necessary, proper or advisable to cause the conditions to the other party's obligations to consummate the transactions contemplated hereby to be met or fulfilled and otherwise to consummate and make effective such transactions.

  5.7   The Acquiring Fund will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state securities or blue sky laws as it may deem appropriate in order to continue its operations after the Closing Date.

   5.8   At the Closing, the Acquired Trust will turn over to the Acquiring Company all its books and records regarding the Acquired Fund, including all books and records required to be maintained under the 1940 Act and the rules and regulations thereunder.

6. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND.

The obligations of the Acquired Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Company, on behalf of the Acquiring Fund, of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, to the following further conditions:

  6.1   The Acquiring Company, on behalf of the Acquiring Fund, shall have delivered to the Acquired Trust a certificate executed in its name by its President or Vice President and its Treasurer or Assistant Treasurer, in form satisfactory to the Acquired Trust and dated as of the Closing Date, to the effect that the representations and warranties of the Acquiring Company on behalf of the Acquiring Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and that the Acquiring Company and the Acquiring Fund have complied with all the covenants and agreements and satisfied all of the conditions on their parts to be performed or satisfied under this Agreement at or prior to the Closing Date.

  6.2   The Acquired Trust shall have received a favorable opinion from Kirkpatrick & Lockhart LLP, counsel to the Acquiring Company, dated the Closing Date and in a form reasonably satisfactory to the Acquired Trust, substantially to the following effect:

  (a) The Acquiring Company is a corporation duly organized and validly existing under the laws of the State of Maryland and has corporate power and authority necessary to own all of its properties and assets and to carry on its business as presently conducted, and the Acquiring Fund is a separate series of the Acquiring Company duly constituted in accordance with the applicable provisions of the 1940 Act and the Articles of Incorporation of the Acquiring Company; (b) this Agreement has been duly authorized, executed and delivered on behalf of the Acquiring Fund and, assuming the Proxy Statement and the Registration Statement referred to in paragraph 5.3 comply with all applicable provisions of federal securities laws, this Agreement constitutes the valid and binding obligation of the Acquiring Fund enforceable against the Acquiring Fund in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights and general principles of equity; (c) the Acquiring Fund has the power to assume the liabilities to be assumed by it hereunder and upon consummation of the transactions contemplated hereby the Acquiring Fund will have duly assumed such liabilities; (d) the Acquiring Shares to be issued for transfer to the shareholders of the Acquired Fund as provided by this Agreement are duly authorized and upon such transfer and delivery will be validly issued and outstanding and fully paid and nonassessable Class A shares, Class B shares, Class C shares and Class Y shares of the Acquiring Fund, assuming that as consideration for such shares not less than the net asset value and the par value of such shares has been paid and that the conditions set forth in this Agreement have been satisfied; and no shareholder of the Acquiring Fund has any preemptive right of subscription or purchase in respect of such shares; (e) the execution and delivery by the Acquiring Company on behalf of the Acquiring Fund of this Agreement did not, and the performance by the Acquiring Company and the Acquiring Fund of their respective obligations hereunder will not, violate the Acquiring Company's Articles of Incorporation or By-laws, or any provision of any agreement filed as an exhibit to the Acquiring Company's Registration Statement on Form N-1A, as amended to date, and to which the Acquiring Company or the Acquiring Fund is a party or by which either of them is bound, or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any such agreement or any judgment or decree to which the Acquiring Company or the Acquiring Fund is a party or by which either of them is bound; (f) to the knowledge of such counsel, no consent, approval, authorization or order of any United States federal or Maryland state court or governmental authority is required for the consummation by the Acquiring Company or the Acquiring Fund of the transactions contemplated by this Agreement, except such as may be required under state securities or blue sky laws or such as have been obtained; (g) after inquiry of officers of the Acquiring Company by such counsel, but without having made any other investigation, there is no legal or governmental proceeding relating to the Acquiring Company or the Acquiring Fund on or before the date of mailing of the Proxy Statement referred to in paragraph 5.3 or the date of such opinion which is required to be described in the Registration Statement referred to in paragraph 5.3 which is not disclosed therein; (h) the Acquiring Company is duly registered with the SEC as an investment company under the 1940 Act; and (i) to the knowledge of such counsel, after having made inquiry of officers of the Acquiring Company but without having made any other investigation, there is no litigation or administrative proceeding or investigation of or before any court or governmental body presently pending or threatened as to the Acquiring Company or the Acquiring Fund or any of their respective properties or assets that places in question the validity or enforceability of, or seeks to enjoin the performance of, the Acquiring Company's obligations under this Agreement, and neither the Acquiring Company nor the Acquiring Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects either of their respective businesses.

7. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND.

The obligations of the Acquiring Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquired Trust, on behalf of the Acquired Fund, of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, to the following further conditions:

  7.1   The Acquired Trust, on behalf of the Acquired Fund, shall have delivered to the Acquiring Company a certificate executed in its name by its President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to the Acquiring Company and dated the Closing Date, to the effect that the representations and warranties of the Acquired Trust, on behalf of the Acquired Fund, made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and that the Acquired Trust and the Acquired Fund have complied with all the covenants and agreements and satisfied all of the conditions on their part to be performed or satisfied under this Agreement at or prior to the Closing Date;

  7.2   The Acquiring Company shall have received a favorable opinion from Bell, Boyd & Lloyd LLC, counsel to the Acquired Trust, dated the Closing Date and in a form reasonably satisfactory to the Acquiring Company, substantially to the following effect (for purposes of rendering opinions with respect to matters of Massachusetts law and Maryland law, Bell, Boyd & Lloyd LLC may rely on the opinion of Kirkpatrick & Lockhart LLP):

  (a) The Acquired Trust is a business trust duly organized and validly existing under the laws of the Commonwealth of Massachusetts and has the power and authority necessary to own all of its properties and assets and to carry on its business as presently conducted, and the Acquired Fund is a separate series of the Acquired Trust duly constituted in accordance with the applicable provisions of the 1940 Act and the Declaration of Trust and By-laws of the Acquired Trust; (b) this Agreement has been duly authorized, executed and delivered on behalf of the Acquired Fund and, assuming the Proxy Statement and the Registration Statement referred to in paragraph 5.3 comply with all applicable provisions of federal securities laws, this Agreement constitutes the valid and binding obligation of the Acquired Fund enforceable against the Acquired Fund in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights and general principles of equity; (c) the Acquired Fund has the power to sell, assign, transfer and deliver the assets to be transferred by it under this Agreement, and, upon consummation of the transactions contemplated by this Agreement, the Acquired Fund will have duly transferred such assets to the Acquiring Fund; (d) the execution and delivery by the Acquired Trust on behalf of the Acquired Fund of this Agreement did not, and the performance by the Acquired Trust and the Acquired Fund of their respective obligations hereunder will not, violate the Acquired Trust's Declaration of Trust or By-laws, or any provision of any agreement filed as an exhibit to the Acquired Trust's Registration Statement on Form N-1A, as amended to date, and to which the Acquired Trust or the Acquired Fund is a party or by which either of them is bound, or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any such agreement or any judgment or decree to which the Acquired Trust or the Acquired Fund is a party or by which either of them is bound; (e) to the knowledge of such counsel, no consent, approval, authorization or order of any United States federal or Massachusetts state court or governmental authority is required for the consummation by the Acquired Trust or the Acquired Fund of the transactions contemplated by this Agreement, except such as may be required under state securities or blue sky laws or such as have been obtained; (f) after inquiry of officers of the Acquired Trust by such counsel, but without having made any other investigation, there is no legal or governmental proceeding relating to the Acquired Trust or the Acquired Fund on or before the date of mailing of the Proxy Statement referred to in paragraph 5.3 or the date of such opinion which is required to be described in the Registration Statement referred to in paragraph 5.3 which is not disclosed therein; (g) the Acquired Trust is duly registered with the SEC as an investment company under the 1940 Act; (h) to the knowledge of such counsel, after having made inquiry of officers of the Acquired Trust but without having made any other investigation, there is no litigation or administrative proceeding or investigation of or before any court or governmental body presently pending or threatened as to the Acquired Trust or the Acquired Fund or any of their respective properties or assets that places in question the validity or enforceability of, or seeks to enjoin the performance of, the Acquired Trust's obligations under this Agreement, and neither the Acquired Trust nor the Acquired Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects either of their respective businesses; and (i) all issued and outstanding shares of the Acquired Fund are validly issued, fully paid and non-assessable, assuming that as consideration for such shares not less than the net asset value of such shares has been paid, and assuming that such shares were issued in accordance with the Acquired Fund's registration statement, or any amendments thereto, in effect at the time of such issuance.

  7.3   The Acquired Fund shall have furnished to the Acquiring Fund tax returns, signed by a partner of Deloitte & Touche LLP, for the fiscal year ended December 31, 2002 and signed pro forma tax returns for the period from December 31, 2002 to the Closing Date (which pro forma tax returns shall be furnished promptly after the Closing Date).

  7.4   Prior to the Closing Date, the Acquired Fund shall have declared a dividend or dividends which, together with all previous dividends, shall have the effect of distributing all of the Acquired Fund's investment company taxable income for its taxable years ending on or after December 31, 2002 and on or prior to the Closing Date (computed without regard to any deduction for dividends paid), and all of its net capital gains realized in each of its taxable years ending on or after December 31, 2002 and on or prior to the Closing Date.

  7.5   The Acquired Fund shall have furnished to the Acquiring Fund a certificate, signed by the President (or any Vice President) and the Treasurer of the Acquired Trust, as to the adjusted tax basis in the hands of the Acquired Fund of the securities delivered to the Acquiring Fund pursuant to this Agreement.

  7.6   The custodian of the Acquired Fund shall have delivered to the Acquiring Fund a certificate identifying all of the assets of the Acquired Fund held by such custodian as of the Valuation Date, and the Acquired Fund shall have delivered to the Acquiring Fund a statement of assets and liabilities of the Acquired Fund as of the Valuation Date, prepared in accordance with generally accepted accounting principles consistently applied from the prior audited period, certified by the Treasurer of the Acquired Fund.

8. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF EACH
OF THE ACQUIRING FUND AND THE ACQUIRED FUND.

The respective obligations of the Acquired Trust and the Acquiring Company hereunder are each subject to the further conditions that on or before the Closing Date:

  8.1   This Agreement and the transactions contemplated herein shall have been approved by the vote of the required majority of the holders of the outstanding shares of the Acquired Fund of record on the record date for the meeting of its shareholders referred to in paragraph 5.2;

  8.2   On the Closing Date no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated hereby;

  8.3   All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the SEC and of state blue sky and securities authorities) deemed necessary by the Acquired Trust or the Acquiring Company to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund;

  8.4   The Registration Statement referred to in paragraph 5.3 shall have become effective under the 1933 Act and no stop order suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act;

  8.5   The Acquired Trust and the Acquiring Company shall have received a favorable opinion of Bell, Boyd & Lloyd LLC satisfactory to the Acquired Trust and the Acquiring Company substantially to the effect that, for federal income tax purposes:

  (a)   The acquisition by the Acquiring Fund of the assets of the Acquired Fund in exchange for the Acquiring Fund's assumption of the Obligations of the Acquired Fund and issuance of the Acquiring Shares, followed by the distribution by the Acquired Fund of such Acquiring Shares to the shareholders of the Acquired Fund in exchange for their shares of the Acquired Fund, all as provided in paragraph 1 hereof, will constitute a reorganization within the meaning of Section 368(a) of the Code, and the Acquired Fund and the Acquiring Fund will each be "a party to a reorganization" within the meaning of Section 368(b) of the Code;

  (b)   No gain or loss will be recognized to the Acquired Fund (i) upon the transfer of its assets to the Acquiring Fund in exchange for the Acquiring Shares and the Acquiring Fund's assumption of the Obligations or (ii) upon the distribution of the Acquiring Shares to the shareholders of the Acquired Fund as contemplated in paragraph 1 hereof;

  (c)   No gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Acquired Fund in exchange for the assumption of the Obligations and issuance of the Acquiring Shares as contemplated in paragraph 1 hereof;

  (d)   The tax basis of the assets of the Acquired Fund acquired by the Acquiring Fund will be the same as the basis of those assets in the hands of the Acquired Fund immediately prior to the transfer, and the holding period of the assets of the Acquired Fund in the hands of the Acquiring Fund will include the period during which those assets were held by the Acquired Fund;

  (e)   The Acquired Fund Shareholders will recognize no gain or loss upon the exchange of their shares of the Acquired Fund for the Acquiring Shares;

  (f)   The tax basis of the Acquiring Shares to be received by each Acquired Fund Shareholder will be the same in the aggregate as the aggregate tax basis of the shares of the Acquired Fund surrendered in exchange therefor;

  (g)   The holding period of the Acquiring Shares to be received by each Acquired Fund Shareholder will include the period during which the shares of the Acquired Fund surrendered in exchange therefor were held by such shareholder, provided such shares of the Acquired Fund were held as a capital asset on the date of the exchange; and

  (h)   The Acquiring Fund will succeed to and take into account the items of the Acquired Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the regulations thereunder.

  8.6   At any time prior to the Closing, any of the foregoing conditions of this paragraph 8 may be waived jointly by the Board of Trustees of the Acquired Trust and the Board of Directors of the Acquiring Company if, in their judgment, such waiver will not have a material adverse effect on the interests of the shareholders of the Acquired Fund and the Acquiring Fund.

9. FEES AND EXPENSES.

  9.1   All fees paid to governmental authorities for the registration or qualification of the Acquiring Shares and all transfer agency costs related to the Acquiring Shares shall be allocated to the Acquiring Company, on behalf of the Acquiring Fund. All of the other expenses of the transactions, including without limitation, fees and expenses related to printing, mailing, solicitation of proxies, tabulation of votes and accounting, legal and custodial expenses, contemplated by this Agreement shall be allocated to the Acquired Trust, on behalf of the Acquired Fund. The expenses detailed above shall be borne as follows: (a) as to expenses allocable to the Acquired Trust, on behalf of the Acquired Fund, fifty percent (50%) of such expenses shall be borne by the Acquired Fund and fifty percent (50%) by Waddell & Reed Ivy Investment Company; and (b) as to expenses allocable to the Acquiring Company, on behalf of the Acquiring Fund, all of such expenses shall be borne by the Acquiring Fund. Neither Fund will be reimbursed for any expenses incurred by it or on its behalf in connection with the reorganization contemplated by this Agreement unless those expenses are solely and directly related to the reorganization contemplated by this Agreement (determined in accordance with the guidelines set forth in Rev. Rul. 73-54, 1973-1 C.B. 187).

  9.2   In the event the transactions contemplated by this Agreement are not consummated, then Waddell & Reed Ivy Investment Company agrees that it shall bear all of the costs and expenses incurred by both the Acquiring Fund and the Acquired Fund in connection with such transactions.

  9.3   Notwithstanding any other provisions of this Agreement, if for any reason the transactions contemplated by this Agreement are not consummated, neither the Acquiring Fund nor the Acquired Fund shall be liable to the other for any damages resulting therefrom, including, without limitation, consequential damages.

  9.4   Notwithstanding any of the foregoing, costs and expenses will in any event be paid by the party directly incurring them if and to the extent that the payment by another party of such costs and expenses would result in the disqualification of such party as a "regulated investment company" within the meaning of Section 851 of the Code.

10. ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES.

  10.1   The Acquired Trust on behalf of the Acquired Fund and the Acquiring Company on behalf of the Acquiring Fund agree that neither party has made any representation, warranty or covenant to the other not set forth herein and that this Agreement constitutes the entire agreement between the parties.

  10.2   The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder except paragraphs 1.1, 1.3, 1.4, 1.5, 1.6, 1.7, 3.4, 5.4, 7.3, 9, 10, 13 and 14.

11. TERMINATION.

  11.1   This Agreement may be terminated by the mutual agreement of the Acquiring Company and the Acquired Trust. In addition, either the Acquiring Company or the Acquired Trust may at its option terminate this Agreement at or prior to the Closing Date:

  (a)   Because of a material breach by the other of any representation, warranty, covenant or agreement contained herein to be performed by the other party at or prior to the Closing Date;

  (b)   If a condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met; or

  (c)   Any governmental authority of competent jurisdiction shall have issued any judgment, injunction, order, ruling or decree or taken any other action restraining, enjoining or otherwise prohibiting this Agreement or the consummation of any of the transactions contemplated herein and such judgment, injunction, order, ruling, decree or other action becomes final and non-appealable; provided that the party seeking to terminate this Agreement pursuant to this Section 11.1(c) shall have used its reasonable best efforts to have such judgment, injunction, order, ruling, decree or other action lifted, vacated or denied.

  11.2   If the transactions contemplated by this Agreement have not been substantially completed by September 30, 2003, this Agreement shall automatically terminate on that date unless a later date is agreed to by both the Acquired Trust and the Acquiring Company.

12. AMENDMENTS.

This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Acquired Trust on behalf of the Acquired Fund and the Acquiring Company on behalf of the Acquiring Fund; provided, however, that following the shareholders' meeting called by the Acquired Fund pursuant to paragraph 5.2, no such amendment may have the effect of changing the provisions for determining the number of the Acquiring Shares to be issued to the Acquired Fund Shareholders under this Agreement to the detriment of such shareholders without their further approval.

13. NOTICES.

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by prepaid courier, telecopy or certified mail addressed to: (i) Ivy Fund, Via Mizner Financial Plaza, 925 South Federal Highway, Suite 600, Boca Raton, FL 33432 attn: Secretary; or (ii) W&R Funds, Inc., 6300 Lamar Avenue, P.O. Box 29217, Shawnee Mission, KS 66201-9217, attn: Secretary.

14. HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT;
 NON-RECOURSE; FINDERS' FEES.

  14.1   The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

  14.2   This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

  14.3   This Agreement shall be governed by and construed in accordance with the domestic substantive laws of the State of Maryland, without giving effect to any choice or conflicts of law rule or provision that would result in the application of the domestic substantive laws of any other jurisdiction.

  14.4   This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

  14.5   A copy of the Declaration of Trust of the Acquired Trust is on file with the Secretary of the Commonwealth of Massachusetts and the Articles of Incorporation of the Acquiring Company are on file with the Department of Assessments and Taxation of the State of Maryland, and notice is hereby given that no trustee, director, officer, agent or employee of either the Acquired Trust or the Acquiring Company shall have any personal liability under this Agreement, and that this Agreement is binding only upon the assets and properties of the Acquired Fund and the Acquiring Fund.

  14.6   The Acquired Trust, on behalf of the Acquired Fund, and the Acquiring Company, on behalf of the Acquiring Fund, each represents and warrants to the other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed as a sealed instrument by its President or Vice President and its corporate seal to be affixed thereto and attested by its Secretary or Assistant Secretary.

ATTEST: By:___________________________________________ Name:_________________________________________ Title:__________________________________________	IVY FUND, on behalf of its US Emerging Growth Fund By:___________________________________________ Name:_________________________________________ Title:__________________________________________
ATTEST: By:___________________________________________ Name:_________________________________________ Title:__________________________________________	W&R FUNDS, INC., on behalf of its Mid Cap Growth Fund By:___________________________________________ Name:_________________________________________ Title:___________________________________________
ATTEST: By:___________________________________________ Name:_________________________________________ Title:__________________________________________

Agreed and accepted as to paragraph 9 only:

WADDELL & REED IVY INVESTMENT COMPANY

By:___________________________________________

Name_________________________________________

Title___________________________________________

APPENDIX B

FUND INFORMATION

SHARES OUTSTANDING AND ENTITLED TO VOTE OF THE ACQUIRED FUND

Only the shareholders of record of the Acquired Fund at the close of business on ________ __, 2003, will be entitled to vote at the Meeting. On that date, the number of shares outstanding of the Acquired Fund was as follows:

FUND	CLASS	NUMBER OF SHARES OUTSTANDING AND ENTITLED TO VOTE
ACQUIRED FUND.....................................................	Class A
Class B
Class C
Advisor Class
TOTAL

OWNERSHIP OF SHARES

As of March __, 2003, Ivy Fund and W&R Funds each believes that its Trustees/Directors and officers, as a group, owned [less than one percent] of each class of shares of each Fund and of Ivy Fund or W&R Funds, respectively, as a whole. As of March __, 2003, the following shareholders of record owned 5% or more of the outstanding shares of the noted class of shares of the noted Fund:

ACQUIRED FUND CLASS	NAME AND ADDRESS OF SHAREHOLDER	NUMBER OF OUTSTANDING SHARES OF CLASS OWNED	PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED	PERCENTAGE OF FUND OWNED
Class A...............................
Class B...............................
Class C...............................
Advisor Class......................
W&R FUND CLASS	NAME AND ADDRESS OF SHAREHOLDER	NUMBER OF OUTSTANDING SHARES OF CLASS OWNED	PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED	PERCENTAGE OF FUND OWNED
Class A...............................
Class B.................................
Class C................................
Class Y................................

OWNERSHIP OF SHARES UPON CONSUMMATION OF ACQUISITION

The shareholders of record that owned 5% or more of the outstanding shares of the noted class of shares of the noted Fund as of _______ __, 2003 would own the following percentages of the W&R Fund noted below upon consummation of the Acquisition. The percentages presented below assume that the Acquisition of the Acquired Fund is consummated.

ACQUIRED FUND CLASS	NAME AND ADDRESS OF SHAREHOLDER	PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED UPON CONSUMMATION OF ACQUISITION	PERCENTAGE OF FUND OWNED UPON CONSUMMATION OF ACQUISITION
Class A?
Class B?
Class C?
Advisor Class?

APPENDIX C

CAPITALIZATION

The following table shows on an unaudited basis the capitalization of each of the Acquired Fund and the W&R Fund as of February 28, 2003, and on a pro forma combined basis, giving effect to the acquisition of the assets and liabilities of Acquired Fund by the W&R Fund at net asset value as of that date.

	ACQUIRED FUND	W&R FUND+	PRO FORMA ADJUSTMENTS	W&R FUND PRO FORMA COMBINED (1) (2)
Class A(3)
Net asset value	$14,930,700	$13,641,724	($14,500)(4)	$28,557,924
Shares outstanding	1,244,898	2,040,137	984,728	4,269,763
Net asset value per share	$11.99	$6.69		$6.69

Class B (3)
Net asset value	$8,744,507	$1,496,765	($8,500)(4)	$10,232,772
Shares outstanding	773,346	229,762	568,591	1,571,699
Net asset value per share	$11.31	$6.51		$6.51

Class C (3)
Net asset value	$1,160,825	$3,090,020	($1,100)(4)	$4,249,745
Shares outstanding	102,700	469,333	73,550	645,583
Net asset value per share	$11.30	$6.58		$6.58

Advisor Class and Class Y (3)
Net asset value	$298,672	$316,331	($300)(4)	$614,703
Shares outstanding	24,593	47,273	20,007	91,873
Net asset value per share	$12.14	$6.69		$6.69

------------------------

+?The W&R Fund will be the accounting survivor for financial statement purposes.

(1) Assumes the Acquisition was consummated on February 28, 2003, and is for information purposes only. No assurance can be given as to how many shares of the W&R Fund will be received by the shareholders of the Acquired Fund on the date the Acquisition take place, and the foregoing should not be relied upon to reflect the number of shares of the W&R Fund that actually will be received on or after such date.

(2) Class A Shares, Class B Shares, Class C Shares and Advisor Class Shares of the Acquired Fund will be exchanged for new Class A shares, Class B shares, Class C shares and Class Y shares, respectively, of the W&R Fund upon consummation of the Acquisition. As no Class I shares are outstanding as of February 28, 2003, and the shares are not available for purchase, no Class I shares will be transferred as part of the Acquisition.

(3) Capitalization information is for Class A Shares, Class B Shares, and Class C Shares and Advisor Class Shares of the Acquired Fund and Class A shares, Class B shares, Class C shares and Class Y shares, respectively, of the W&R Fund pro forma combined.

(4) Adjustments reflect estimated one-time proxy, accounting, legal and other costs of reorganization of $_________ to be borne by the Acquired Fund.

APPENDIX D

INFORMATION APPLICABLE TO CLASS A, CLASS B, CLASS C AND CLASS Y SHARES OF THE W&R FUND AND CLASS A, CLASS B, CLASS C, CLASS I AND ADVISOR SHARES OF THE ACQUIRED FUND

COMPARISON OF DISTRIBUTION AND SHAREHOLDER SERVICING ARRANGEMENTS FOR THE W&R FUND AND THE ACQUIRED FUND.

Class A shares of the W&R Fund and Class A shares of the Acquired Fund.

The Acquired Fund has adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended ("1940 Act"), for its Class A shares that allows the Fund to pay distribution and other fees for the sale and distribution of its Class A shares and for services provided to Class A shareholders.

The W&R Fund has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act for its Class A shares. Under the Class A Plan, the W&R Fund may pay Waddell & Reed, Inc. ("W&R, Inc.") a fee of up to 0.25%, on an annual basis, of the average daily net assets of the Class A shares. This fee is to compensate W&R, Inc. for, either directly or through third parties, distributing the Fund's Class A shares, providing personal service to Class A shareholders and/or maintaining Class A shareholder accounts.

Class B shares of the W&R Fund and Class B shares of the Acquired Fund.

The Acquired Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, for its Class B shares that allows the Fund to pay distribution and other fees for the sale and distribution of its Class B shares and for services provided to Class B shareholders.

The W&R Fund has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act for its Class B shares. Under the Class B Plan, the W&R Fund may pay W&R, Inc., on an annual basis, a service fee of up to 0.25% of the average daily net assets of the shares of that class to compensate W&R, Inc. for, either directly or through third parties, providing personal service to shareholders of that class and/or maintaining shareholder accounts for that class and a distribution fee of up to 0.75% of the average daily net assets of the shares of that class to compensate W&R, Inc. for, either directly or through third parties, distributing shares of that class. No payment of the distribution fee will be made, and no deferred sales charge will be paid, to W&R, Inc. by the W&R Fund if, and to the extent that, the aggregate distribution fees paid by the Fund and the deferred sales charges received by W&R, Inc. with respect to the Fund's Class B shares would exceed the maximum amount of such charges that W&R, Inc. is permitted to receive under the National Association of Securities Dealers ("NASD") rules as then in effect.

Class C shares of the W&R Fund and Class C shares of the Acquired Fund.

The Acquired Fund has adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 for its Class C shares that allows the Fund to pay distribution and other fees for the sale and distribution of its Class C shares and for services provided to Class C shareholders.

The W&R Fund has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act for its Class C shares. Under the Class C Plan, the W&R Fund may pay W&R, Inc., on an annual basis, a service fee of up to 0.25% of the average daily net assets of the shares of that class to compensate W&R, Inc. for, either directly or through third parties, providing personal service to shareholders of that class and/or maintaining shareholder accounts for that class and a distribution fee of up to 0.75% of the average daily net assets of the shares of that class to compensate W&R, Inc. for, either directly or through third parties, distributing shares of that class. No payment of the distribution fee will be made, and no deferred sales charge will be paid, to W&R, Inc. by the W&R Fund if, and to the extent that, the aggregate distribution fees paid by the Fund and the deferred sales charges received by W&R, Inc. with respect to the Fund's Class C shares would exceed the maximum amount of such charges that W&R, Inc. is permitted to receive under the NASD rules as then in effect.

Class Y shares of the W&R Fund and Advisor Class shares of the Acquired Fund.

The Acquired Fund has not adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act with respect to its Class I shares.

The W&R Fund has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act for its Class Y shares. Under the Class Y Plan, the W&R Fund may pay W&R, Inc. a fee of up to 0.25%, on an annual basis, of the average daily net assets of the Fund's Class Y shares to compensate W&R, Inc. for, either directly or through third parties, distributing the Class Y shares of that Fund, providing service to Class Y shareholders and/or maintaining Class Y shareholder accounts.

SHAREHOLDER TRANSACTIONS AND SERVICES OF THE W&R FUND AND THE ACQUIRED FUND. This section describes the shareholder transactions and services of the W&R Fund and the Acquired Fund.

    A. Sales Charges, Reduction of Sales Charges and Exemptions

Class A shares of the W&R Fund and Class A shares of the Acquired Fund.

The Class A shares of each of the W&R Fund and the Acquired Fund are subject to an initial sales charge when you buy them, based on the amount of your investment. A table comparing the initial sales charges for various investment amounts for each Fund is included on page 13 of the Prospectus/Proxy Statement. For an investment of $2 million or more in the W&R Fund, only Class A shares are available; however, the W&R Fund may impose a CDSC of 1.00% on certain redemptions of such large investments in Class A shares made within twelve months of purchase. For Class A shares of the Acquired Fund purchased at NAV, a CDSC of 1.00% may apply to Class A shares redeemed within two years of the end of the month in which they were purchased. See page 6 of the Prospectus/Proxy.

For Class A shares of the W&R Fund, lower sales charges are available by:

    Combining additional purchases of Class A shares of any of the funds in Waddell & Reed Advisors Funds, W&R Funds, Inc. and/or Waddell & Reed InvestEd Portfolios, Inc. except Class A shares of Waddell & Reed Advisors Cash Management, Inc. or Class A shares of W&R Funds, Inc. Money Market Fund unless acquired by exchange for Class A shares on which a sales charge was paid (or as a dividend or distribution on such acquired shares), with the net asset value (NAV) of Class A shares already held (Rights of Accumulation).
    Grouping all purchases of Class A shares of the funds referenced above, except shares of Waddell & Reed Advisors Cash Management, Inc. or W&R Funds, Inc. Money Market Fund, made during a thirteen-month period (Letter of Intent).
    Grouping purchases by certain related persons.

Class A shares may be purchased at NAV by:

    The Directors and officers of the W&R Fund or of any affiliated entity of W&R, Inc., employees of W&R, Inc. and its affiliates, financial advisors of W&R, Inc. and its affiliates and the spouse, children, parents, children's spouses and spouse's parents of each, including purchases into certain retirement plans and certain trusts for these individuals.
    Until December 31, 2003, clients of Legend Equities Corporation ("Legend") if the purchase is made with the proceeds of the redemption of shares of a mutual fund which is not within the Waddell & Reed Advisors Funds or W&R Funds, Inc. and the purchase is made within sixty (60) days of such redemption.
    Retirement plan accounts held in the Waddell & Reed Advisors Retirement Plan, offered and distributed by Nationwide Investment Services Corporation through Nationwide Trust Company, FSB retirement programs.
    Direct Rollovers from the Waddell & Reed Advisors Retirement Plan.
    Participants in a 401(k) plan or a 457 plan having 100 or more eligible employees, and the shares are held in individual plan participant accounts on the Fund's records.
    Friends of the Firm which include certain persons who have an existing relationship with W&R, Inc. or any of its affiliates.

For Class A shares of the Acquired Fund, you can reduce your initial sales charge through (1) Rights of Accumulation, which permit you to pay the sales charge that applies to the cost or value (whichever is higher) of all Ivy Fund Class A shares you own, or (2) a Letter of Intent, which permits you to pay the sales charge that would apply to your cumulative purchase of Fund shares over a thirteen month period. You may purchase Class A shares of the Acquired Fund at NAV through the following methods:

    through certain investment advisors and financial planners who charge a management, consulting or other fee for their services;
    under certain qualified retirement plans;
    as an employee or director of the Adviser or its affiliates;
    as an employee of a selected dealer;
    through the Merrill Lynch Daily K Plan (the "Plan"), provided the Plan has at least $3 million in assets or over 500 or more eligible employees. Class B shares of the Funds are made available to Plan participants at NAV without a CDSC if the Plan has less than $3 million in assets or fewer than 500 eligible employees; or
    if you are investing at least $500,000 through a dealer or agent. A CDSC of 1.00% may apply to shares redeemed within two years of the end of the month in which they were purchased.

Certain trust companies, bank trust departments, credit unions, savings and loans and other similar organizations may also be exempt from the initial sales charge on Class A shares.

Class B shares of the W&R Fund and Class B shares of the Acquired Fund.

Class B shares of each Fund are not subject to an initial sales charge but are subject to a CDSC if you sell your Class B shares within six years of their purchase. Class B shares of the W&R Fund, and any dividends and distributions paid on such shares, automatically convert to Class A shares eight years after the end of the month in which the shares were purchased. Similarly, Class B shares of the Acquired Fund convert automatically to Class A shares approximately eight years after the original date of purchase.

The CDSC for Class B shares of the Acquired Fund is waived for:

    Certain post-retirement withdrawals from an IRA or other retirement plan if you are over 59 1/2 years old.
    Redemptions by certain eligible 401(a) and 401(k) plans and certain retirement plan rollovers.
    Redemptions resulting from a tax-free return of excess contribution to an IRA.
    Withdrawals resulting from shareholder death or disability provided that the redemption is requested within one year of death or disability.
    Withdrawals through the Systematic Withdrawal Plan of up to 12% per year of your account value at the time the plan is established.

The CDSC will not apply to Class B shares of the W&R Fund in the following circumstances:

    redemptions of shares requested within one year of the shareholder's death or disability, provided the Fund is notified of the death or disability at the time of the request and furnished proof of such event satisfactory to W&R, Inc.;
    redemptions of shares made to satisfy required minimum distributions after age 10 1/2 from a qualified retirement plan, a required minimum distribution from an individual retirement account, Keogh plan or custodial account under section 403(b)(7) of the Code, a tax-free return of an excess contribution, or that otherwise results from the death or disability of the employee, as well as in connection with redemptions by any tax-exempt employee benefit plan for which, as a result of a subsequent law or legislation, the continuation of its investment would be improper;
    redemptions of shares purchased by current or retired Directors of the Fund, Directors of affiliated companies, current or retired officers of the Fund, employees of W&R, Inc. and its affiliates, financial advisors of W&R, Inc. and its affiliates, and by the members of the immediate families of such persons;
    redemptions of shares made pursuant to a shareholder's participation in any systematic withdrawal service adopted for a Fund (the service and this exclusion from the CDSC do not apply to a one-time withdrawal);
    redemptions the proceeds of which are reinvested within forty-five (45) days in shares of the same class of the Fund as that redeemed;
    redemptions the proceeds of which are invested in Waddell & Reed InvestEd Portfolios, Inc.;
    the exercise of certain exchange privileges;
    redemptions effected pursuant to the Fund's right to liquidate a shareholder's shares if the aggregate NAV of those shares is less than $500; or
    redemptions effected by another registered investment company by virtue of a merger or other reorganization with a Fund or redemptions by a former shareholder of such investment company of shares of the Fund acquired pursuant to such reorganization.

Class C shares of the W&R Fund and Class C shares of the Acquired Fund.

For each of the W&R Fund and the Acquired Fund, Class C shares are not subject to an initial sales charge when you buy them, but if you sell your Class C shares within twelve months after purchase, you will pay a 1% CDSC, which will be applied to the lesser of amount invested or redemption value of the shares redeemed. The exclusions from paying a CDSC on Class C shares of the W&R Fund are the same as those mentioned above for Class B shares of the W&R Fund.

Class Y shares of the W&R Fund and Advisor Class shares of the Acquired Fund.

Class Y shares of the W&R Fund are not subject to a sales charge. Class Y shares are only available for purchase by:

    participants of employee benefit plans established under section 403(b) or section 457, or qualified under section 401 of the Code, including 401(k) plans, when the plan has 100 or more eligible employees and holds the shares in an omnibus account on the Fund's records, and an unaffiliated third party provides administrative, distribution and/or other support services to the plan;
    banks, trust institutions, investment fund administrators and other third parties investing for their own accounts or for the accounts of their customers where such investments for customer accounts are held in an omnibus account on the Fund's records, and to which entity an unaffiliated third party provides administrative, distribution and/or other support services;
    government entities or authorities and corporations whose investment within the first twelve months after initial investment is $10 million or more and to which entity an unaffiliated third party provides certain administrative, distribution and/or other support services; or
    certain retirement plans and trusts for employees and financial advisors of W&R, Inc. and its affiliates.

Advisor Class shares of the Acquired Fund are not subject to a sales charge or a CDSC. Advisor Class shares are only offered to the following investors:

    trustees or other fiduciaries purchasing shares for employee benefit plans that are sponsored by organizations that have at least 1,000 employees;
    any account with assets of at least $10,000 if (a) a financial planner, trust company, bank trust department or registered investment adviser has investment discretion, and where the investor pays such person as compensation for his advice and other services an annual fee of at least 0.50% on the assets in the account, or (b) such account is established under a "wrap fee" program and the account holder pays the sponsor of the program an annual fee of at least 0.50% on the assets in the account;
    officers and Trustees of the Acquired Fund (and their relatives);
    directors or employees of the Adviser or its affiliates;
    directors, officers, partners, registered representatives, employees and retired employees (and their relatives) of dealers having a sales agreement with the Acquired Fund's distributor (or trustees or custodians of any qualified retirement plan or IRA established for the benefit of any such person).
    B. Purchase Procedures

    The following chart compares the purchase procedures, including the minimum investment requirements for each class of the Acquired Fund that will be exchanged for the relevant class of the W&R Fund:

Acquired Fund	Minimum Initial Investment*	Minimum Subsequent Investments*	Purchase Methods
Class A	$1,000	$100	Through your registered representative or selling broker, or to the Ivy Fund by mail.
Class B	$1,000	$100	Through your registered representative or selling broker, or to the Ivy Fund by mail.
Class C	$1,000	$100	Through your registered representative or selling broker, or to the Ivy Fund by mail.
Advisor Class	$10,000	$250	Through your registered representative or selling broker, or to the Ivy Fund by mail.
W&R Fund
Class A	$500**	any amount	Through W&R, Inc. and its financial advisors or through advisors of Legend.
Class B	$500**	any amount	Through W&R, Inc. and its financial advisors or through advisors of Legend.
Class C	$500**	any amount	Through W&R, Inc. and its financial advisors or through advisors of Legend.
Class Y	$10 million for government entity or authority or for a corporation; any amount for other eligible investors	any amount

  Through W&R, Inc. and its financial advisors or through advisors of Legend. You may purchase Class Y shares by wire, indirectly through certain broker-dealers, banks and other third parties, some of which may charge you a fee.

  *Minimum initial and subsequent investments in the Acquired Fund for retirement plans are $25.
  **For certain retirement accounts and accounts opened with Automatic Investment Service, the minimum investment is $50 per Fund. For certain retirement accounts and accounts opened through payroll deductions, the minimum investment is $25 per Fund.

  C. Redemption Procedures

  The following chart compares the redemption procedures for each class of the Acquired Fund that will be exchanged for the relevant class of the W&R Fund:

Acquired Fund	By Mail	Telephone or Fax	Through Authorized Third Parties through which you completed your purchase	Through A Registered Securities Dealer	Systematic Withdrawal Plan	By Internet
Class A	Yes	Yes	Yes	Yes	Yes	Yes
Class B	Yes	Yes	Yes	Yes	Yes	Yes
Class C	Yes	Yes	Yes	Yes	Yes	Yes
Advisor Class	Yes	Yes	Yes	Yes	Yes	Yes
W&R Fund
Class A	Yes	No	Yes	Yes	Yes	No
Class B	Yes	No	Yes	Yes	Yes	No
Class C	Yes	No	Yes	Yes	Yes	No
Class Y	Yes	Yes	Yes	Yes	Yes	No

  D. Additional Shareholder Services

Client Services Representative

W&R Fund: A toll-free call, 888-WADDELL, connects you to a Client Services Representative or W&R, Inc.'s automated customer telephone service. During normal business hours, the Waddell & Reed Client Services staff is available to answer your questions or update your account records. At almost any time of the day or night, you may access your account information from a touch-tone phone, or from www.waddell.com, to: (1) obtain information about your accounts; (2) obtain price information about other funds in the Waddell & Reed Advisors Funds, W&R Funds, Inc. and Waddell & Reed InvestEd Portfolios, Inc.; (3) obtain a Fund's current prospectus; (4) request a duplicate statement.

Purchase by Automatic Investment

W&R Fund: For Class A, Class B and Class C shareholders, Regular Investment Plans allow you to transfer money into your W& R Fund account, or between Waddell & Reed Group Fund accounts, automatically. The minimum amount to participate in the Automatic Investment Service, which moves money from your bank account to an existing Fund account, is $25 per fund on a monthly basis. The minimum amount to participate in the Funds Plus Service, which moves money from the W&R Funds, Inc. Money Market Fund to another fund in W&R Funds, Inc. whether in the same or a different account in the same class, is $100 per fund on a monthly basis.

Acquired Fund: You can authorize to have funds electronically drawn each month from your bank account through Electronic Funds Transfer and invested as a purchase of shares into your account. The Automatic Investment Method is available for all classes of shares, except Class I. The minimum initial and subsequent investment under this method is $50 per month, $250 for Advisor Class shares (except in the case of a tax qualified retirement plan for which the minimum initial and subsequent investment is $25 per month). A shareholder may terminate the Automatic Investment Method at any time upon delivery to PFPC of telephone instructions or written notice.

E. Share Exchanges

W&R Fund

Except as otherwise noted in the prospectus for the W&R Fund, you may sell your shares and buy shares of the same Class of another fund in the Ivy Funds or the W&R Funds, Inc. without payment of an additional sales charge if you exchange Class A shares or without payment of a CDSC when you exchange Class B or Class C shares. For Class B and Class C shares, or Class A shares to which the CDSC would otherwise apply, the time period for the CDSC will continue to run. You may sell your Class Y shares of the W&R Fund and buy Class Y shares of another fund in the Ivy Funds or the W&R Funds, Inc. or Class A shares of W&R Fund, Inc. Money Market Fund. The shares you exchange must be worth at least $100 or you must already own shares of a fund into which you want to exchange.

You may exchange only into funds that are legally permitted for sale in your state of residence. Currently, each fund with Waddell & Reed Advisors Funds, W&R Funds, Inc. and Waddell & Reed InvestEd Portfolios, Inc. may only be sold within the United States and the Commonwealth of Puerto Rico. The exchange will be made at the net asset value next determined after receipt of your written request in good order by the W&R Fund. When you exchange shares, the total shares you receive will have the same aggregate NAV as the total shares you exchange.

These exchange rights may be eliminated or modified at any time by the W&R Fund, upon notice in certain circumstances. The W&R Fund will typically limit activity deemed to be market timing by restricting the amount of exchanges permitted by a shareholder.

Acquired Fund

You may exchange Acquired Fund shares for shares of another Ivy fund, subject to the following restrictions:

    You must exchange into the same share class you currently own.
    Exchanges are considered taxable events and may result in a capital gain or a capital loss for tax purposes.
    It is the policy of the Ivy funds to discourage the use of the exchange privilege for the purpose of timing short term market fluctuations. The Ivy funds may therefore limit the frequency of exchanges by a shareholder, charge a redemption fee or cancel a shareholder's exchange privilege if at any time it appears that such market-timing strategies are being used. For example, shareholders exchanging more than five times in a 12-month period may be considered to be using market-timing strategies.

You may submit an exchange request to PFPC, Inc. ("PFPC") as follows:

BY MAIL: Send your written exchange request to PFPC at: Ivy Funds, c/o PFPC, Inc., 4400 Computer Drive, Westborough, MA 01581. Be sure that all registered owners listed on the account sign the request.

BY TELEPHONE. Call PFPC at 800.777-6472 to authorize an exchange transaction. To process your exchange order by telephone, you must have telephone exchange privileges on your account. PFPC employs reasonable procedures that require personal identification prior to acting on exchange instructions communicated by telephone to confirm that such instructions are genuine. In the absence of such procedures, the Acquired Fund or PFPC may be liable for any losses due to unauthorized or fraudulent telephone instructions.

BY INTERNET: You will be allowed to exchange by Internet if (1) you do not hold physical share certificates; (2) you can provide proper identification information; (3) you have established the Internet trading option.

F. Pricing of Shares for the W&R Fund and Acquired Fund

The offering price is the net asset value per share ("NAV") next determined after the Acquired Fund or the W&R Fund receives your purchase order plus, in the case of Class A shares of each, the applicable sales charge. For processing purchase and redemption orders, the NAV per share of the Acquired Fund is calculated on each day that the New York Stock Exchange ("NYSE") is open for trading at the close of regular trading on the NYSE that day (usually 4:00 p.m. Eastern time). For processing purchase and redemption orders, the NAV per share of the W&R Fund is calculated on each day that the New York Stock Exchange ("NYSE") is open for trading as of the later of the close of the regular session of the NYSE that day or the close of the regular session of any other securities or commodities exchange on which an option or futures contract held by the W&R Fund is traded.

G. Dividends and Distributions

Net investment income dividends and capital gains distributions for the W&R Fund and the Acquired Fund are declared and paid at least once a year.

H. Additional Information Regarding the Purchase and Sale of Shares of the W&R Fund

HOW TO BUY SHARES

You may buy shares of the W&R Fund through W&R, Inc. and its financial advisors or through advisors of Legend. To open your account you must complete and sign an application. Your financial advisor can help you with any questions you might have.

To purchase any class of shares by check, make your check payable to Waddell & Reed, Inc. Mail the check, along with your completed application, to:

Waddell & Reed, Inc.

P.O. Box 29217

Shawnee Mission, Kansas

66201

To purchase Class Y shares by wire, you must first obtain an account number by calling 800-532-2783, then mail a completed application to W&R, Inc. at the above address, or fax it to 800-532-2784. Instruct your bank to wire the amount you wish to invest, along with the account number and registration, to UMB Bank, n.a., ABA Number 101000695, for the account of Waddell & Reed, Inc. Number 9800007978, Special Account for Exclusive Benefit of Customers FBO Customer Name and Account Number.

You may also buy Class Y shares of the W&R Fund indirectly through certain broker-dealers, banks and other third parties, some of which may charge you a fee. These firms may have additional requirements regarding the purchase of Class Y shares.

When you place an order to buy shares, your order will be processed at the next offering price calculated after your order is received and accepted. Note the following:

  All of your purchases must be made in U.S. dollars and checks must be drawn on U.S. banks. Neither cash nor post-dated checks will be accepted.
  If you buy shares by check, and then sell those shares by any method other than by exchange to another fund in the Waddell & Reed Advisors Funds, W&R Funds, Inc. and/or Waddell & Reed InvestEd Portfolios, Inc. the payment may be delayed for up to ten (10) days from the date of purchase to ensure that your previous investment has cleared.
  If you purchase shares of the Fund from certain broker-dealers, banks or other authorized third parties, the Fund will be deemed to have received your purchase order when that third party (or its designee) has received your order. Your order will receive the offering price next calculated after the order has been received in proper form by the authorized third party (or its designee). You should consult that firm to determine the time by which it must receive your order for you to purchase shares of the Fund at that day's price.

When you sign your account application, you will be asked to certify that your Social Security or other taxpayer identification number is correct and whether you are subject to backup withholding for failing to report income to the Internal Revenue Service.

W&R, Inc. reserves the right to reject any purchase orders, including purchases by exchange, and it and the W&R Fund reserve the right to discontinue offering W&R Fund shares for purchase.

Minimum Investments for the W&R Fund
For Class A, Class B and Class C:
To Open an Account	$500
For certain exchanges	$100
For certain retirement accounts and accounts opened with Automatic Investment Service	$50
For certain retirement accounts and accounts opened through payroll deductions	$25
To Add to an Account	Any amount
For certain exchanges	$100
For Automatic Investment Service	$25
For Class Y:
To Open an Account
For a government entity or authority or for a corporation	$10 million (within first twelve months)
For other eligible investors	Any amount
To Add to an Account	Any amount

Adding to Your Account

Subject to the minimums described above, you can make additional investments of any amount at any time.

To add to your account, make your check payable to Waddell & Reed, Inc. Mail the check to W&R, Inc., along with the detachable form that accompanies the confirmation of a prior purchase or your year-to-date statement, or a letter stating your account number, the account registration, the Fund and the class of shares that you wish to purchase.

To add to your Class Y account by wire: Instruct your bank to wire the amount you wish to invest, along with the account number and registration, to UMB Bank, n.a., ABA Number 101000695, for the account of Waddell & Reed, Inc. Number 9800007978, Special Account for Exclusive Benefit of Customers FBO Customer Name and Account Number.

If you purchase shares of the Fund from certain broker-dealers, banks or other authorized third parties, additional purchases may be made through those firms.

HOW TO SELL SHARES

You can arrange to take money out of your Fund account at any time by selling (redeeming) some or all of your shares.

The redemption price (price to sell one share of a particular class of the Fund) is the NAV per share of that Fund class, subject to any applicable CDSC.

To sell shares by written request: Complete an Account Service Request form, available from your financial advisor, or write a letter of instruction with:

  the name on the account registration
  the Fund's name
  the account number
  the dollar amount or number, and the class, of shares to be redeemed any other applicable requirements listed in the table below

Deliver the form or your letter to your financial advisor, or mail it to:

Waddell & Reed Services Company

P.O. Box 29217

Shawnee Mission, Kansas

66201-9217

Unless otherwise instructed, Waddell & Reed Services Company will send a check to the address on the account.

To sell Class Y shares by telephone or fax: If you have elected this method in your application or by subsequent authorization, call 800-532-2783, or fax your request to 800-532-2784, and give your instructions to redeem your shares (redemption must be equal to or greater than $1,000.00) and make payment by wire to your predesignated bank account or by check to you at the address on the account.

When you place an order to sell shares, your shares will be sold at the next NAV calculated, subject to any applicable CDSC, after receipt of a written request for redemption in good order by Waddell & Reed Services Company at the address listed above. Note the following:

  If more than one person owns the shares, each owner must sign the written request.
  If you recently purchased the shares by check, the Fund may delay payment of redemption proceeds. You may arrange for the bank upon which the purchase check was drawn to provide telephone or written assurance, satisfactory to the Fund, that the check has cleared and been honored. If you do not, payment of the redemption proceeds on these shares will be delayed until the earlier of ten (10) days from the date of purchase or the date the Fund can verify that your purchase check has cleared and been honored.
  Redemptions may be suspended or payment dates postponed on days when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted or as permitted by the Securities and Exchange Commission.
  Payment is normally made in cash, although under extraordinary conditions redemptions may be made in portfolio securities when the Fund's Board of Directors determines that conditions exist making cash payments undesirable. The Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of its NAV during any 90-day period of any one shareholder.
  If you purchased shares of the Fund from certain broker-dealers, banks or other authorized third parties, you may sell those shares through those firms, some of which may charge you a fee and may have additional requirements to sell Fund shares. The Fund will be deemed to have received your order to sell shares when that firm (or its designee) has received your order. Your order will receive the NAV of the applicable class, subject to any applicable CDSC, next calculated after the order has been received in proper form by the authorized firm (or its designee). You should consult that firm to determine the time by which it must receive your order for you to sell shares at that day's price.
Special Requirements for Selling Shares
Account Type	Special Requirements
Individual or Joint Tenant	The written instructions must be signed by all persons required to sign for transactions, exactly as their names appear on the account.
Sole Proprietorship	The written instructions must be signed by the individual owner of the business.
UGMA, UTMA	The custodian must sign the written instructions indicating capacity as custodian.
Retirement Account	The written instructions must be signed by a properly authorized person
Trust	The trustee must sign the written instructions indicating capacity as trustee. If the trustee's name is not in the account registration, provide a currently certified copy of the trust document.
Business or Organization	At least one person authorized by corporate resolution to act on the account must sign the written instructions.
Conservator, Guardian or Other Fiduciary	The written instructions must be signed by the person properly authorized by court order to act in the particular fiduciary capacity.

A Fund may require a signature guarantee in certain situations such as:

  a redemption request made by a corporation, partnership or fiduciary a redemption request made by someone other than the owner of record the check is made payable to someone other than the owner of record

This requirement is to protect you and W&R, Inc. from fraud. You can obtain a signature guarantee from most banks and securities dealers, but not from a notary public.

The W&R Fund reserves the right to redeem at NAV all of your Fund shares in the your account if the aggregate NAV of those shares is less than $500. The Fund will give you notice and sixty (60) days to purchase a sufficient number of additional shares to bring the aggregate NAV of your shares in the Fund to $500. These redemptions will not be subject to CDSC. The Fund will not apply its redemption right to individual retirement plan accounts or to accounts which have an aggregate NAV of less than $500 due to market forces.

You may reinvest, without, charge, all or part of the amount of Class A shares of the Fund you redeemed by sending to the Fund the amount you want to reinvest. The reinvested amounts must be received by the Fund within forty-five (45) days after the date of your redemption. You may do this only once with Class A shares of the Fund.

The CDSC will not apply to the proceeds of Class A (as applicable), Class B or Class C shares of the Fund which are redeemed and then reinvested in shares of the same class of the Fund within forty-five (45) days after such redemption. W&R, Inc. will, with your reinvestment, restore an amount equal to the CDSC attributable to the amount reinvested by adding the CDSC amount to your reinvestment. For purposes of determining a future CDSC, the reinvestment will be treated as a new investment. You may do this only once as to Class B shares of the Fund and once as to Class C shares of the Fund. This privilege may be eliminated or modified at any time without prior notice to shareholders.

Payments of principal and interest on loans made pursuant to a 401(a) qualified plan (if such loans are permitted by the plan) may be reinvested, without payment of a sales charge, in Class A shares of the Fund if the plan may invest in the Fund.

APPENDIX E

FINANCIAL HIGHLIGHTS

W&R Mid Cap Growth Fund

Class A Shares
For a Share of Capital Stock Outstanding Throughout Each Period:

	For the six months ended 9/30/02	For the fiscal year ended 3/31/02	For the period from 6/30/00(1) to 3/31/01
Net asset value, beginning of period	$8.91	$9.11	$10.00
Income (loss) from investment operations: Net investment income (loss)	(0.03)	0.02	0.11
Net realized and unrealized loss on investments	(2.60)	(0.17)	(0.65)
Total from investment operations	(2.63)	(0.15)	(0.54)
Less distributions: From net investment income	(0.00)	(0.05)	(0.06)
From capital gains	(0.00)	(0.00)	(0.29)
Total distributions	(0.00)	(0.05)	(0.35)
Net asset value, end of period	$6.28	$8.91	$9.11
Total return(2)	-29.52%	-1.67%	-5.88%
Net assets, end of period (in millions)	$10	$15	$11
Ratio of expenses to average net assets including voluntary expense waiver	1.38%(3)	1.17%	1.01%(3)
Ratio of net investment income (loss) to average net assets including voluntary expense waiver	-0.71%(3)	0.34%	1.85%(3)
Ratio of expenses to average net assets excluding voluntary expense waiver	2.23%(3)	1.84%	1.65%(3)
Ratio of net investment income (loss) to average net assets excluding voluntary expense waiver	-1.56%(3)	-0.33%	1.21%(3)
Portfolio turnover rate	22.42%	39.05%	110.18%

(1) Commencement of operations of the class.

(2) Total return calculated without taking into account the sales load deducted on an initial purchase.

(3) Annualized.

FINANCIAL HIGHLIGHTS

W&R Mid Cap Growth Fund

Class B Shares
For a Share of Capital Stock Outstanding Throughout Each Period:

	For the six months ended 9/30/02	For the fiscal year ended 3/31/02	For the period from 7/6/00(1) to 3/31/01
Net asset value, beginning of period	$8.81	$9.07	$10.01
Income (loss) from investment operations: Net investment income (loss)	(0.08)	(0.09)	0.02
Net realized and unrealized loss on investments	(2.57)	(0.17)	(0.66)
Total from investment operations	(2.65)	(0.26)	(0.64)
Less distributions: From net investment income	(0.00)	(0.00)	(0.01)
From capital gains	(0.00)	(0.00)	(0.29)
Total distributions	(0.00)	(0.00)	(0.30)
Net asset value, end of period	$6.16	$8.81	$9.07
Total return	-30.08%	-2.87%	-6.85%
Net assets, end of period (in millions)	$1	$2	$2
Ratio of expenses to average net assets including voluntary expense waiver	2.91%(2)	2.49%	2.40%(2)
Ratio of net investment income (loss) to average net assets including voluntary expense waiver	-2.24%(2)	-0.95%	0.44%(2)
Ratio of expenses to average net assets excluding voluntary expense waiver	3.76%(2)	3.90%	3.93%(2)
Ratio of net investment loss to average net assets excluding voluntary expense waiver	-3.09%(2)	-2.37%	-1.09%(2)
Portfolio turnover rate	22.42%(2)	39.05%	110.18%

(1) Commencement of operations of the class.

(2) Annualized.

FINANCIAL HIGHLIGHTS

W&R Mid Cap Growth Fund

Class C Shares
For a Share of Capital Stock Outstanding Throughout Each Period:

	For the six months ended 9/30/02	For the fiscal year ended 3/31/02	For the period from 7/3/00(1) to 3/31/01
Net asset value, beginning of period	$8.85	$9.08	$10.00
Income (loss) from investment operations: Net investment income (loss)	(0.07)	(0.05)	0.04
Net realized and unrealized loss on investments	(2.57)	(0.18)	(0.66)
Total from investment operations	(2.64)	(0.23)	(0.62)
Less distributions: From net investment income	(0.00)	(0.00)	(0.01)
From capital gains	(0.00)	(0.00)	(0.29)
Total distributions	(0.00)	(0.00)	(0.30)
Net asset value, end of period	$6.21	$8.85	$9.08
Total return	-29.83%	-2.53%	-6.58%
Net assets, end of period (in millions)	$3	$4	$4
Ratio of expenses to average net assets including voluntary expense waiver	2.32%(2)	2.10%	1.99%(2)
Ratio of net investment income (loss) to average net assets including voluntary expense waiver	-1.64%(2)	-0.55%	0.84%(2)
Ratio of expenses to average net assets excluding voluntary expense waiver	3.17%(2)	3.30%	3.26%(2)
Ratio of net investment loss to average net assets excluding voluntary expense waiver	-2.49%(2)	-1.74%	-0.43%(2)
Portfolio turnover rate	22.42%	39.05%	110.18%

(1) Commencement of operations of the class.

(2) Annualized.

FINANCIAL HIGHLIGHTS

W&R Mid Cap Growth Fund

Class Y Shares
For a Share of Capital Stock Outstanding Throughout Each Period:

	For the six months ended 9/30/02	For the fiscal year ended 3/31/02	For the period from 7/10/00(1) to 3/31/01
Net asset value, beginning of period	$8.91	$9.11	$10.23
Income (loss) from investment operations: Net investment income (loss)	(0.02)	0.00	0.11
Net realized and unrealized loss on investments	(2.59)	(0.14)	(0.88)
Total from investment operations	(2.61)	(0.14)	(0.77)
Less distributions: From net investment income	(0.00)	(0.06)	(0.06)
From capital gains	(0.00)	(0.00)	(0.29)
Total distributions	(0.00)	(0.06)	(0.35)
Net asset value, end of period	$6.30	$8.91	$9.11
Total return	-29.29%	-1.52%	-7.97%
Net assets, end of period (000 omited)	$286	$438	$184
Ratio of expenses to average net assets including voluntary expense waiver	1.04%(2)	0.83%	1.03%(2)
Ratio of net investment income (loss) to average net assets including voluntary expense waiver	-0.37%(2)	0.50%	1.77%(2)
Ratio of expenses to average net assets excluding voluntary expense waiver	1.89%(2)	1.30%	1.68%(2)
Ratio of net investment income (loss) to average net assets excluding voluntary expense waiver	-1.22%(2)	0.03%	1.11%(2)
Portfolio turnover rate	22.42%	39.05%	110.18%

(1) Commencement of operations of the class.

(2) Annualized.

APPENDIX F

                             Ivy US Emerging Growth Fund

                                      Class A

                                                   Year Ended December 31,
                                               2002      2001        2000   1999     1998

    Net asset value at beginning of period  $ 20.16    $ 30.31     $ 47.29 $ 32.65 $ 27.67

      Increase (decrease) from investment operations

     Net investment income (loss)            (.34)(a (c ) (.37)       (.50)  (.49)   (.44)(c)
     Net gains or (losses) on securities
               (realized and unrealized)     (7.26)(d)    (9.78)(d)  (11.94)  20.70    5.42
      Total from investment operations      (7.60)      (10.15)     (12.44)  20.21    4.98

      Less distributions

     Dividends from net investment
               income                         $ ---      $  ---      $ ---   $ ---     ---$
     Distributions from realized gains         ---         ---        4.54    5.57    ---
      Total distributions                      ---         ---        4.54    5.57    ---
     Net asset value at end of period       $ 12.56     $ 20.16     $ 30.31$ 47.29 $ 32.65
      Total Return (b)                       (37.70)%(d) (33.49)%(d) (25.81)% 62.47% 18.00%

      Ratios and supplemental data

     Net assets, end of period (000)       $ 16,481   $ 43,974   $ 78,840  $ 101,798  $ 62,961
     Ratio of expenses to average net
               assets with reimbursement      2.24%       ---        ---        ---     ---
     Ratio of expenses to average net
              assets without reimbursement    2.24%       1.80%       1.55%     1.69%    1.70%
     Ratio of net investment income
              (loss) to average net assets   (2.17)%     (1.33)%    (1.23)%     (1.53)%  (1.48)%
     Portfolio turnover rate                 109%          133%       83%         107%      67%

      (a) Net investment income (loss) is net of expenses reimbursed by Manager.
      (b) Total return represents aggregate total return and does not reflect a sales charge.
      (c) Based on average shares outstanding.
      (d) Includes redemption fees added to capital paid-in. Total returns were notaaffecte

               d as redemption fees were less than 0.01 per share.

                             Ivy US Emerging Growth Fund

                                      Class B

                                                          Year Ended December 31,
                                              2002        2001        2000     1999      1998
    Net asset value at beginning of year    $ 19.19     $ 29.10     $ 46.01  $ 31.93   $ 27.26

      Increase (decrease) from investment operations

     Net investment income (loss)             (.45)(a)(c) (.58)       (.81)    (.77)     (.65)(c)
     Net gains or (losses) on securities
             (realized and unrealized)        (6.88)      (9.33)     (11.56)    20.15     5.32
      Total from investment operations       (7.33)      (9.91)     (12.37)    19.38     4.67

      Less distributions

     Dividends from net investme    income     $---         $---        $---      ---      $---
     Distributions from realized gains         ---          ---        4.54     5.30       ---
      Total distributions                      ---          ---        4.54     5.30       ---
     Net asset value at end of period       $ 11.86      $ 19.19    $ 29.10   $ 46.01  $ 31.93
      Total Return (b)                       (38.20)%     (34.05)%   (26.38)%   61.27%   17.13%

      Ratios and supplemental data

     Net assets, end of period (000)        $ 10,104     $ 26,856   $ 56,036  $ 79,659 $ 52,940
     Ratio of expenses to average net
               assets with reimbursement         3.08%       ---        ---       ---     ---
     Ratio of expenses to average net
              assets without reimbursement       3.08%         2.61%     2.31%     2.43%     2.45%
     Ratio of net investment income
            (loss) to average net assets       (3.01)%      (2.14)%    (2.00)%  (2.27)%   (2.23)%
     Portfolio turnover rate                     109%         133%        83%     107%       67%

      (a) Net investment income (loss) is net of expenses reimbursed by Manager.
      (b) Total return represents aggregate total return and does not reflect a sales charge.
      (c) Based on average shares outstanding.

                             Ivy US Emerging Growth Fund

                                    Class C

                                                        Year Ended December 31,

                                             2002   2001      2000      1999      1998
    Net asset value at beginning of year  $ 19.18 $ 29.08   $ 45.98   $ 31.91   $ 27.23

      Increase (decrease) from investment operations

     Net investment income (loss)        (.45)(a)(c) (.61)    (.92)     (.80)   (.63)(c)
     Net gains or (losses) on securities
          (realized and unrealized)      (6.88)   (9.29)    (11.44)    20.19    5.31
      Total from investment operations   (7.33)   (9.90)    (12.36)    19.39    4.68

      Less distributions

     Dividends from net investment
          income                       $  ---    $  ---     $  ---    $  ---   $  ---
     Distributions from realized gains    ---       ---        4.54      5.32     ---
      Total distributions                 ---       ---        4.54      5.32      ---
     Net asset value at end of period  $ 11.85   $ 19.18    $ 29.08   $ 45.98  $ 31.91
      Total Return (b)                  (38.22)%  (34.04)%   (26.37)%   61.32%   17.19%

      Ratios and supplemental data

     Net assets, end of period (000)    $ 1,238  $ 3,998     $ 9,048  $ 15,438  $ 9,664
     Ratio of expenses to average net
          assets with reimbursement      3.06%      ---         ---      ---       ---
     Ratio of expenses to average net
         assets without reimbursement    3.06%      2.61%      2.30%     2.39%    2.40%
     Ratio of net investment income
         (loss) to average net assets   (3.00)%   (2.14)%     (1.98)%  (2.23)%  (2.18)%
     Portfolio turnover rate               109%      133%         83%     107%      67%

      (a) Net investment income (loss) is net of expenses reimbursed by Manager.
      (b) Total return represents aggregate total return and does not reflect a sales charge.
      (c) Based on average shares outstanding.

                           Ivy US Emerging Growth Fund

                                 Advisor Class

                                                        Year Ended December 31,

                                            2002      2001      2000       1999     1998
    Net asset value at beginning of year $ 20.36   $ 30.57    $ 47.57   $ 32.79   $ 28.82

      Increase (decrease) from investment operations

     Net investment income (loss)         (.31)(a)(c) (.34)      (.40)      (.44)   (.23) (c)
     Net gains or (losses) on securities
          (realized and unrealized)      (7.34)      (9.87)    (12.06)     20.85    4.20
      Total from investment operations   (7.65)     (10.21)    (12.46)     20.41    3.97

      Less distributions

     Dividends from net investment
          income                       $   ---     $  ---     $  ---     $  ---    $  ---
     Distributions from realized gains     ---        ---        4.54       5.63      ---
      Total distributions                  ---        ---        4.54       5.63      ---
     Net asset value at end of period  $ 12.71     $ 20.36    $ 30.57    $ 47.57   $ 32.79
      Total Return (b)                  (37.57)%    (33.40)%   (25.70)%    62.85%    13.78%

      Ratios and supplemental data

     Net assets, end of period (000)    $ 480      $ 991      $ 1,987     $ 1,432   $ 740
     Ratio of expenses to average net
          assets with reimbursement      2.04%
     Ratio of expenses to average net
         assets without reimbursement    2.04%      1.63%       1.36%       1.46%    1.22%(d)
     Ratio of net investment income
         (loss) to average net assets   (1.98)%   (1.16)%     (1.04)%      (1.30)%  (1.00)%(d)
     Portfolio turnover rate               109%      13%3% 83%         107%      67%

    (a) Net investment income (loss) is net of expenses reimbursed by Manager.
    (b) Total return represents aggregate total return and does not reflect a sales charge.
    (c) Based on average shares outstanding.
    (d) Annualized.

APPENDIX G

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
FOR THE W&R Mid Cap Growth Fund

Manager's Discussion

March 31, 2002

An interview with Kimberly A. Scott, portfolio manager of W&R Funds, Inc. - Mid Cap Growth Fund

This report relates to the operation of W&R Funds, Inc. - Mid Cap Growth Fund for the fiscal year ended March 31, 2002. The following discussion, graphs and tables provide you with information regarding the Fund's performance during that period.

How did the Fund perform during the last fiscal year?

The Fund struggled somewhat in an environment of declining interest rates and weak economic conditions, underperforming its benchmark index. The Fund's Class A shares declined 1.67 percent before the impact of sales load and, with sales load impact, declined 7.32 percent. This compares with the Russell Mid-Cap Growth Index (generally reflecting the performance of securities that represent the mid cap sector of the stock market), which increased 4.59 percent during the same period, and the Lipper Mid-Cap Growth Funds Universe Average (reflecting the universe of funds with similar investment objectives), which declined 0.47 percent for the period. It should be noted that, in the comparison charts, the values for the benchmark index and the Lipper category do not reflect a sales load.

Why did the Fund lag its benchmark index during the fiscal year ?

We feel that our excessive exposure to poorly performing energy, telecommunications and media stocks primarily contributed to the Fund's underperformance. In addition, stock selection issues in both the consumer discretionary and consumer staples sectors, along with the Fund's cash balance, appeared to put a drag on overall performance during the year.

What other market conditions or events influenced the Fund's performance during the fiscal year?

Mid-cap growth stocks staged a rally early in the fiscal year -- during the spring of 2001 -- that took them to their peak in front of a long descent that ended after the terrorist attacks on September 11. The Federal Reserve provided liquidity to the markets throughout the year, and the economy entered the early stages of a rebound toward the end of 2001. Mid-cap growth stocks regained some ground through December, but closed the fiscal year below the peak set in May of last year. The broader Russell Mid-Cap Growth Index saw weakness in the technology and telecommunications sectors, due primarily to the earnings struggles related to economic weakness, over-capacity and balance sheets that were loaded with debt. Energy stocks also were weak, as prices for oil and natural gas retreated sharply early in the year. In this environment, the Fund's heavier exposure to the telecommunications and energy sectors, in particular, contributed significantly to its underperformance relative to the benchmark.

What strategies and techniques did you employ that specifically affected the Fund's performance?

The Fund's performance was helped, we feel, by overweight positions in both the consumer discretionary and financial services sectors, where a number of strong stocks made a positive contribution to our performance during the year. These gains were offset, however, by overweight positions in poorly performing telecommunications and energy stocks, as mentioned above. Furthermore, we now believe that the Fund's cash position was a liability, as stocks regained ground through late September and into December. The Fund also saw some negative impact from our light exposure to more economically sensitive stocks in the materials-and-processing and producer durables sectors, both of which gained ground late in the fiscal year.

What industries or sectors did you emphasize during the fiscal year, and what looks attractive to you going forward?

Areas of emphasis last year included the consumer discretionary sector, in general, and media and advertising-related names more specifically. The focus on media and advertising came as a result of our expectations for a nice rebound in advertising spending as the economy began to recover last year. However, the advertising downturn proved to be much steeper and more protracted than anticipated, and the stocks of advertising-dependent companies continued to perform poorly. Nonetheless, advertising and media stocks remain an area of focus, as the advertising cycle appears to have finally begun the early part of its upturn. Energy was another area of emphasis during the fiscal year, although at a much-reduced level from the beginning of the year. A significantly overweight position in energy stocks was reduced to what we feel is a modest overweight. Natural-gas-related investments are of particular interest as declining production yields and growing demand are expected to lead to higher gas prices and increases in earnings for the companies. The Fund remains slightly overweighted in the energy sector. We anticipate that additional areas of emphasis going forward may be industrial cyclicals, including select technology names, the consumer discretionary group, and biotechnology and service companies in the health care arena.

Respectfully,

Kimberly A. Scott

Manager
W&R Mid Cap Growth Fund

Comparison of Change in Value of $10,000 Investment

                      W&R                       Lipper
                       Mid                       Mid-Cap
                      Cap      Russell           Growth
                   Growth      Mid-Cap            Funds
                     Fund       Growth         Universe
                  Class A        Index          Average
                 ---------    ---------       ----------
   7-3-00          $ 9,425      $10,000           $10,000
   3-31-01           8,871        5,899             6,623
   3-31-02           8,723        6,170             6,591

  ===== W&R Mid Cap Growth Fund, Class A Shares (1)      -- $8,723
  +++++ Russell Mid-Cap Growth Index                     -- $6,170
  ***** Lipper Mid-Cap Growth Funds Universe Average     -- $6,591
    (1) The value of the investment in the Fund is impacted by the sales load at the time of the investment and by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.
Average Annual Total Return*
	Class A	Class B	Class C	Class Y
1-year period ended 3-31-02	-7.32%	-6.75%	-2.53%	-1.52%
Since inception of Class through 3-31-02**	-7.50%	-7.74%	-5.24%	-5.55%

* Performance data quoted represents past performance and is based on deduction of the maximum applicable sales load for each of the periods. Class A shares carry a maximum front-end sales load of 5.75%. Class B and Class C shares carry a maximum contingent deferred sales charge (CDSC) of 5% and 1%, respectively. (Accordingly, the Class C shares reflect no CDSC since it only applies to Class C shares held for twelve months or less.) Total returns reflect share price appreciation (depreciation), including reinvestment of all income and capital gains distributions. Investment return and principal value will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost.

** 6-30-00 for Class A shares, 7-6-00 for Class B shares, 7-3-00 for Class C shares and 7-10-00 for Class Y shares (the date on which shares were first acquired by shareholders).

Past performance is not predictive of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

                               W&R Funds, Inc.
                            6300 Lamar Avenue
                             P.O. Box 29217
                   Shawnee Mission, Kansas  66201-9217
                             (913) 236-2000

                                FORM N-14
                                 PART B

                  STATEMENT OF ADDITIONAL INFORMATION

                        __________________, 2003

     This Statement of Additional Information (the "SAI") relates to the proposed Acquisition (the "Acquisition") of the Ivy Global Science &
Technology Fund, a series of the Ivy Fund (the "Acquired Fund") by the W&R
Science and Technology Fund, a series of the W&R Funds, Inc. ("W&R Fund" or the "Acquiring Fund").

    This SAI contains information which may be of interest to
shareholders but which is not included in the Combined Prospectus and
Proxy Statement dated ______________, 2003 (the "Prospectus/Proxy
Statement") of the Acquiring Fund which relates to the Acquisition. As described in the Prospectus/Proxy Statement, the Acquisition would involve the transfer of all the assets of the Acquired Fund in exchange for shares of the Acquiring Fund and the assumption of all the liabilities of the
Acquired Fund. The Acquired Fund would distribute the Acquiring Fund shares it receives to its shareholders in complete liquidation of the
Acquired Fund.

    This SAI is not a prospectus and should be read in conjunction with the Prospectus/Proxy Statement. The Prospectus/Proxy Statement has been filed with the Securities and Exchange Commission and is available upon request and without charge by writing to or calling the Fund at the address or telephone number set forth above.

    Unless otherwise indicated, capitalized terms used herein and not otherwise defined have the same meanings as are given to them in the
Prospectus/Proxy Statement.

I.  Additional Information about the Acquiring Fund and the
    Acquired Fund ....................................................... 1
II. Financial Statements ................................................ 2

I.  Additional Information about the Acquiring Fund and the
    Acquired Fund.

    Attached hereto as Appendix A is additional information for the
Acquiring Fund.

    Further information about Class A shares, Class B shares, Class C shares and Class Y shares of the W&R Fund is contained in and incorporated herein by reference to the Statement of Additional Information for the W&R
Fund dated July 29, 2002.

    Further information about Class A shares, Class B shares, Class C shares, Class I shares and Advisor Class shares of the Acquired Fund is contained in and incorporated herein by reference to the Statement of
Additional Information for the Acquired Fund dated April 30, 2002, as supplemented.

II.  Financial Statements.

    The audited financial statements and related Report of Independent
Auditors included in the Annual Report for the year ended December 31,
2002, for the Acquired Fund and the audited financial statements and related report of Independent Auditors included in each of the Annual
Report for the year ended March 31, 2002 and the Semi-Annual Report for the period ended September 30, 2002 of the W&R Fund are incorporated herein by reference. No other parts of the Annual and Semi-Annual Reports are incorporated herein by reference.

                     W&R SCIENCE AND TECHNOLOGY FUND
                  IVY GLOBAL SCIENCE & TECHNOLOGY FUND
                 PRO FORMA COMBINED FINANCIAL STATEMENTS
             FOR THE TWELVE MONTHS ENDED SEPTEMBER 30, 2002
                               (UNAUDITED)

     The following unaudited Pro Forma Combined Statement of Assets and
Liabilities, including the unaudited Pro Forma Combined Investments of the
Acquiring Fund and the Acquired Fund as of September 30, 2002 has been derived from the respective statements of assets and liabilities, including the schedules of investments, of the Acquiring Fund and the
Acquired Fund as of September 30, 2002 and December 31, 2002,
respectively.

     The pro forma statements give effect to the proposed transfer of all of the assets of the Acquired Fund to the Acquiring Fund in exchange for the assumption by the Acquiring Fund of all of the liabilities of the
Acquired Fund and for a number of the Acquiring Fund's shares equal in value to the value of the net assets of the Acquired Fund transferred to the Acquiring Fund. Assuming the shareholders of the Acquired Fund approve the combination, the Acquiring Fund will be the accounting survivor for financial statement purposes.

    The unaudited Pro Forma Combined Statement of Assets and Liabilities
is presented for informational purposes only and does not purport to be indicative of the future operations or actual financial condition that would have resulted if the Reorganization had been consummated on
September 30, 2002. The unaudited Pro Forma Financial Statements should be read in conjunction with the respective financial statements and related notes of the Acquiring Fund and the Acquired Fund incorporated by reference in this Statement of Additional Information.
TROY OUNCES, SHARES OR PRINCIPAL AMOUNT							(Unaudited)
(000 OMITTED)				DESCRIPTION	VALUE
W&R		IVY GLOBAL	PRO		W&R	IVY GLOBAL	PRO
SCIENCE & TECH		SCIENCE & TECH	FORMA		SCIENCE & TECH	SCIENCE & TECH	FORMA
FUND		FUND	COMBINED		FUND	FUND	COMBINED

				COMMON STOCKS
				Aircraft
11,500		3,550	15,050	Northrop Grumman Corporation	1,426,460	344,350	1,770,810
28,500		3,300	31,800	Raytheon Company	835,050	101,475	936,525
				Total	2,261,510	445,825	2,707,335

				Broadcasting
167,000			167,000	Adelphia Communications Corporation,	20,875		20,875

				Business Equipment and Services
182,000		20,850	202,850	Edison Schools Inc.*	59,150	33,777	92,927
89,800		11,800	101,600	Euronet Worldwide, Inc.*	444,959	88,618	533,577
31,000			31,000	Euronet Worldwide, Inc. (A)*	153,605		153,605
72,000		3,400	75,400	Getty Images, Inc.*	1,443,960	103,870	1,547,830
76,100		8,700	84,800	RSA Security Inc.*	256,076	52,113	308,189
				Total	2,357,750	278,378	2,636,128

				Capital Equipment
13,600		1,600	15,200	Cooper Cameron Corporation*	567,936	79,712	647,648

				Chemicals –- Specialty
77,700		13,000	90,700	Pall Corporation	1,226,883	216,840	1,443,723

				Communications Equipment
136,300		15,500	151,800	ADC Telecommunications, Inc.*	157,427	32,395	189,822
70,300		8,150	78,450	Cisco Systems, Inc.*	736,744	106,765	843,509
26,200			26,200	QUALCOMM Incorporated*	723,513		723,513
241,675		28,000	269,675	Symbol Technologies, Inc.	1,853,647	230,160	2,083,807
				Total	3,471,331	369,320	3,840,651

				Computers -- Peripherals
		11,750	11,750	PeopleSoft, Inc.		215,025	215,025

				Consumer Electronics
		4,450	4,450	Sony Corporation, ADR		183,830	183,830

				Electronic Components
76,644			76,644	Advanced Micro Devices, Inc.*	409,279		409,279
385,500		44,450	429,950	Agere Systems Inc.*	424,050	64,008	488,058
52,700			52,700	Intel Corporation	731,213		731,213
58,380		6,700	65,080	IXYS Corporation*	294,235	47,302	341,537
224,710		39,000	263,710	United Microelectronics Corporation*	793,226	131,040	924,266
				Total	2,652,003	242,350	2,894,353

				Health Care -– Drugs
57,300		6,650	63,950	Abbott Laboratories	2,314,920	266,000	2,580,920
71,600		8,350	79,950	Alcon, Inc.*	2,774,500	329,407	3,103,907
76,500		8,850	85,350	Biogen, Inc.*	2,237,243	354,531	2,591,774
59,100		6,600	65,700	Forest Laboratories, Inc.*	4,846,791	648,252	5,495,043
62,500		7,200	69,700	Genzyme Corporation - General Division*	1,287,812	212,904	1,500,716
45,000		11,250	56,250	Incyte Genomics, Inc.*	208,125	51,300	259,425
104,600		12,150	116,750	IVAX Corporation*	1,283,442	147,380	1,430,822
62,900		8,400	71,300	Pfizer Inc.	1,825,358	256,788	2,082,146
41,945		4,850	46,795	SICOR Inc.*	638,403	76,872	715,275
79,950			79,950	Transkaryotic Therapies, Inc.*	2,595,177		2,595,177
				Total	20,011,771	2,343,434	22,355,205

				Health Care –- General
49,800			49,800	Johnson & Johnson	2,693,184		2,693,184

				Hospital Supply and Management
28,800		3,750	32,550	Anthem, Inc.*	1,872,000	235,875	2,107,875
		1,400	1,400	Cerner Corporation		43,764	43,764
56,200		12,850	69,050	Guidant Corporation*	1,815,822	396,423	2,212,245
85,400		11,350	96,750	HCA - The Healthcare Company	4,065,894	471,025	4,536,919
56,500		18,800	75,300	Province Healthcare Company*	968,975	182,924	1,151,899
		2,650	2,650	UnitedHealth Group Incorporated		221,275	221,275
				Total	8,722,691	1,551,286	10,273,977

				Mining
		7,650	7,650	Newmont Mining Corporation		222,080	222,080

				Multiple Industry
32,700		4,800	37,500	Garmin Ltd.*	606,422	140,640	747,062

				Petroleum -- Domestic
33,850		3,950	37,800	Apache Corporation	2,012,382	225,111	2,237,493
35,809		4,000	39,809	Burlington Resources Inc.	1,373,633	170,600	1,544,233
14,400		1,550	15,950	ConocoPhillips	665,856	75,004	740,860
		4,000	4,000	Newfield Exploration Company		144,200	144,200
50,800		5,700	56,500	Noble Energy, Inc.	1,725,676	214,035	1,939,711
42,200		4,750	46,950	Unocal Corporation	1,324,658	145,255	1,469,913
				Total	7,102,205	974,205	8,076,410

				Petroleum -– Services
39,700		4,500	44,200	Baker Hughes Incorporated	1,152,491	144,855	1,297,346

				Steel
17,100		1,950	19,050	Lone Star Technologies, Inc.*	202,635	29,035	231,670

				Timesharing and Software
249,000		31,600	280,600	Concord EFS, Inc.*	3,962,835	497,384	4,460,219
		550	550	Manhattan Associates, Inc.		13,013	13,013
81,100		9,400	90,500	Micromuse Inc.*	204,778	35,908	240,686
34,300			34,300	Paychex, Inc.	835,033		835,033
				Total	5,002,646	546,305	5,548,951

				Utilities -- Telephone
112,000		14,100	126,100	Vodafone Group Plc, ADR	1,436,960	255,492	1,692,452

				TOTAL COMMON STOCKS	59,489,293	8,238,612	67,727,905

				PUT OPTIONS
				Biogen, Inc., January 30,
299			299	Expires 1-18-03	139,035		139,035
				Biogen, Inc.
		34	34	Expires 2-15-03		5,270	5,270
				Forest Laboratories, Inc., November 65,
126			126	Expires 11-16-02	8,807		8,807
				Forest Laboratories, Inc., January 65,
213			213	Expires 1-18-03	34,868		34,868
				Forest Laboratories, Inc.
		24	24	Expires 2-15-03		6,000	6,000
				Johnson & Johnson, October 50,
498			498	Expires 10-19-02	24,900		24,900
				Transkaryotic Therapies, Inc., October 30,
136			136	Expires 10-19-02	19,720		19,720
				Total	227,330	11,270	238,600

				SHORT-TERM SECURITIES
				Commercial Paper
				Chemicals –- Petroleum and Inorganic
				du Pont (E.I.) de Nemours and Company,
2,861			2,861	1.68487%, Master Note	2,861,000		2,861,000

				Finance Companies
				USAA Capital Corp.,
3,000			3,000	1.72%, 10-1-02	3,000,000		3,000,000

				Food and Related
				General Mills, Inc.,
4,116			4,116	1.9606%, Master Note	4,116,000		4,116,000
				Sara Lee Corporation,
3,000			3,000	1.78%, 10-16-02	2,997,775		2,997,775
				Unilever Capital Corporation,
3,994			3,994	1.71%, 10-3-02	3,993,621		3,993,621
				Total	11,107,396	0	11,107,396

				Health Care -– Drugs
				GlaxoSmithKline Finance plc,
1,500			1,500	1.73%, 10-31-02	1,497,838		1,497,838
				Lilly (Eli) and Company,
2,000			2,000	1.71%, 11-8-02	1,996,390		1,996,390
				Total	3,494,228	0	3,494,228

				Household -– General Products
				Kimberly-Clark Corporation,
1,500			1,500	1.72%, 10-23-02	1,498,423		1,498,423
				Procter & Gamble Company (The),
2,000			2,000	1.7%, 11-20-02	1,995,278		1,995,278
				Total	3,493,701	0	3,493,701

				Restaurants
				McDonald's Corporation,
2,482			2,482	1.88%, 10-1-02	2,482,000		2,482,000

8,343			8,343	Total Commercial Paper	26,438,325	0	26,438,325

				United States Government Security
				United States Treasury Bill,
4,000			4,000	1.68%, 10-10-02	3,998,320		3,998,320

				TOTAL SHORT-TERM SECURITIES	30,436,645	0	30,436,645

				TOTAL INVESTMENT SECURITIES	90,153,268	8,249,882	98,403,150

				CASH AND OTHER ASSETS, NET OF LIABILITIES	1,469,210	1,862,156	3,331,366

				NET ASSETS	91,622,478	10,112,038	101,734,516

	Notes to Schedule of Investments

	*	No income dividends were paid during the preceding 12 months.
	(A)	Security was purchased pursuant to Rule 144A under the Securities Act of 1933
		and may be resold in transactions exempt from registration, normally to
		qualified institutional buyers. At September 30, 2002, the total value of
		this securitity amounted to 0.17% of net assets.

Pro Forma Combined Statement of Assets and Liabilities (Unaudited)
(000 omitted)
	W&R	Ivy Global
	Science and	Science &	Pro forma		Pro Forma for
	Technology	Technology	Adjustments		Combined
ASSETS
Investment securities	90,153	8,250			98,403
Cash	1	1,975			1,976
Receivable for Investment securities sold	3,225	0			3,225
Other Assets	117	43			160

Total assets	93,496	10,268	0		103,764

LIABILITIES
Payable to Fund shareholders	482	51			533
Payable to affiliates	60	7			67
Other payables	1,332	98	14	(a)	1,444

Total liabilities	1,874	156	14		2,044

Net Assets	91,622	10,112	-14		101,720

Class A
Net Assets	9,163	4,967	-2	(a)	14,128
Outstanding Shares	657	696	-340	(b)	1,013	356
Net asset value per share	13.95	7.14			13.95
	13.95
Class B
Net Assets	3,637	3,983	-1	(a)	7,619
Outstanding Shares	267	583	-291	(b)	559	292
Net asset value per share	13.64	6.83			13.64
	13.64
Class C
Net Assets	76,310	988	-11	(a)	77,287
Outstanding Shares	5,560	144	-72	(b)	5,632	72
Net asset value per share	13.72	6.87			13.72

Class Y or Advisor
Net Assets	2,512	174	0	(a)	2,686
Outstanding Shares	176	24	-12	(b)	188	12
Net asset value per share	14.25	7.17			14.25

Net Assets
Capital paid In	151,635	59,027	-14		210,648
Accumulated net realized gain / (loss) on investments	-36,104	-48,828			-84,932
Undistributed net investment income (loss)	-886	0			-886
Net unrealized appreciation (depreciation) on investments	-23,023	-87			-23,110
Total Net Assets	91,622	10,112	-14		101,720

(a) Cost of one time proxy, accounting, legal and other costs borne 50% by Waddell & Reed Ivy Investment Management Company.
(b) Share adjustment - removal of old shares and addition of new shares for net assets at NAV per share of each class of surviving fund.

See Notes to Pro Forma Combined Financial Statements.

    The following unaudited Pro Forma Combined Statement of Operations for the Acquiring Fund and the Acquired Fund has been derived from the
Statements of Operations of the Acquiring Fund and the Acquired Fund for
the twelve months ended September 30, 2002 and December 31, 2002, respectively. Such information has been adjusted to give effect to the
Reorganization as if it had occurred on October 1, 2001, and reflects Pro
Forma adjustments that are directly attributable to the transaction and are expected to have a continuing impact.

    The unaudited Pro Forma Statement of Operations is presented for informational purposes only and does not purport to be indicative of the future operations or actual financial conditions that would have occurred if the Reorganization had been consummated on October 1, 2001. The unaudited Pro Forma Financial Statements should be read in conjunction with the financial statements and related notes of the respective funds incorporated by reference in this Statement of Additional Information.

    The Pro Forma Combined Statements of Operations do not reflect the expenses of the Acquired Fund or Acquiring Fund in carrying out their obligations under the Agreement and Plan of Reorganization.
Pro Forma Combined Statement of Operations (Unaudited)
(000 omitted)
	W&R	Ivy Global
	Science and	Science &	Pro forma		Pro forma
	Technology	Technology	Adjustments		Combined
Investment Income
Income
Dividends	487	126			613
Interest and amortization	567	10			577

Total income	1,054	136	0		1,190

Expenses
Investment management fee	1,035	168	-26	(a)	1,177
Transfer agent	699	170	-32	(b)	837
12b-1 service and distribution Class A	26	20			46
12b-1 service and distribution Class B	40	67			107
12b-1 service and distribution Class C	1,047	17			1,064
12b-1 service and distribution Class Y / Advisor	7	0	0	(a)	7
Other	157	187	-183	(c)	161

Total expenses	3,011	629	-241		3,399
Expenses reimbursement	0	-198	198	(a)	0
Net Expenses	3,011	431	-43		3,399

Net investment income	-1,957	-295	43		-2,209

Realized and Unrealized Gain (Loss) on
Investments

Realized net gain (loss) on securities	-16,778	-8,505	0		-25,283

Unrealized depreciation in value of
investments during the period	594	-3,020	0		-2,426

Net gain (loss) on investments	-16,184	-11,525	0		-27,709

Net increase (decrease) in net assets resulting
from operations	-18,141	-11,820	43		-29,918

(a) Based on the contract in effect for the surviving fund.
(b) Based on fees for the surviving fund.
(c) Decrease due to economies of scale achieved by merging funds.

See Notes to Pro Forma Combined Financial Statements.

W&R SCIENCE AND TECHNOLOGY FUND AND IVY GLOBAL SCIENCE & TECHNOLOGY FUND
NOTES TO PRO FORMA COMBINED FINANCIAL STATEMENTS
SEPTEMBER 30, 2002
(Unaudited)

Note 1 - Significant Accounting Policies

W&R Science and Technology Fund and Ivy Global Science & Technology Fund
(the "Funds") are registered under the Investment Company Act of 1940 as diversified, open-end management investment companies. W&R Science and
Technology Fund's investment objective is to seek long-term capital growth. Ivy Global Science & Technology Fund's investment objective is to seek long-term capital growth. The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the pro forma combined financial statements. The policies are in conformity with accounting principles generally accepted in the United
States of America.

A.  Security valuation -- Each stock and convertible bond is valued at the latest sale price thereof on each business day of the fiscal period as reported by the principal securities exchange on which the issue is traded or, if no sale is reported for a stock, the average of the latest bid and asked prices. Bonds, other than convertible bonds, are valued using a pricing system provided by a pricing service or dealer in bonds. Convertible bonds are valued using this pricing system only on days when there is no sale reported. Stocks which are traded over-the-counter are priced using the Nasdaq Stock
    Market, which provides information on bid and asked prices quoted by major dealers in such stocks. Restricted securities and securities for which quotations are not readily available are valued as determined in good faith in accordance with procedures established by and under the general supervision of the Fund's Board of Directors.
    Short-term debt securities are valued at amortized cost, which approximates market value. Short-term debt securities denominated in foreign currencies are valued at amortized cost in that currency.

B.  Security transactions and related investment income -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Securities gains and losses are calculated on the identified cost basis. Premium and discount on the purchase of bonds are amortized for both financial and tax reporting purposes over the remaining lives of the bonds. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-
     dividend date.  Interest income is recorded on the accrual basis.

C.  Foreign currency translations -- All assets and liabilities denominated in foreign currencies are translated into U.S. dollars daily. Purchases and sales of investment securities and accruals of income and expenses are translated at the rate of exchange prevailing on the date of the transaction. For assets and liabilities other than investments in securities, net realized and unrealized gains and losses from foreign currency translation arise from changes in currency exchange rates. The respective Fund combines fluctuations from currency exchange rates and fluctuations in market value when computing net realized and unrealized gain or loss from investments.

D.  Federal income taxes -- It is the Fund's policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter
    M of the Internal Revenue Code. In addition, the Fund intends to pay distributions as required to avoid imposition of excise tax.
    Accordingly, provision has not been made for Federal income taxes.

E.  Dividends and distributions -- Dividends and distributions to shareholders are recorded by each Fund on the business day following record date. Net investment income dividends and capital gains distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as deferral of wash sales and post-October losses, foreign currency transactions, net operating losses and expiring capital loss carryovers.

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 2 -- Investment Management And Payments To Affiliated Persons

Waddell & Reed Investment Management Company ("WRIMCO"), a wholly owned subsidiary of Waddell & Reed, Inc. ("W&R"), serves as investment manager for W&R Science and Technology Fund. WRIMCO provides advice and supervises investments for which services it is paid a fee. The fee is payable by the
Fund at the following annual rates:

                             Annual Net Assets
    Fund                     Breakpoints Rate
    ------------------------------------------------------------
    W&R Science and      Up to $1 Billion                  .850%
     Technology Fund     Over $1 Billion up to
                           $2 Billion                      .830%
                         Over $2 Billion up to
                           $3 Billion                      .800%
                         Over $3 Billion                   .760%

The fee is accrued and paid daily. However, WRIMCO has agreed to waive the
Fund's management fee on any day that the Fund's net assets are less than
$25 million, subject to WRIMCO's right to change or modify this waiver.

The Fund also reimburses WRIMCO for certain expenses, including additional
Fund-related security costs incurred by WRIMCO as a result of the
September 11, 2001 terrorist activities. The amount reimbursed represents the Fund's share of the incremental security-related costs including the cost of using private transportation for WRIMCO's personnel in lieu of commercial transportation, certain security-related personnel and facilities costs. At September 30, 2002, additional security costs amounted to $7,021, which is included in other expenses.

The Fund has an Accounting Services Agreement with Waddell & Reed Services
Company ("WRSCO"), a wholly owned subsidiary of W&R. Under the agreement,
WRSCO acts as the agent in providing bookkeeping and accounting services and assistance to the Fund, including maintenance of Fund records, pricing of Fund shares, preparation of prospectuses for existing shareholders, preparation of proxy statements and certain shareholder reports. For these services, the Fund pays WRSCO a monthly fee of one-twelfth of the annual fee shown in the following table.

                          Accounting Services Fee

        Average Net Asset Level           Annual Fee Rate
            (in millions)                 for Each Level
       -----------------------           ---------------

         From  $    0 to $   10          $      0
         From  $   10 to $   25          $ 11,000
         From  $   25 to $   50          $ 22,000
         From  $   50 to $  100          $ 33,000
         From  $  100 to $  200          $ 44,000
         From  $  200 to $  350          $ 55,000
         From  $  350 to $  550          $ 66,000
         From  $  550 to $  750          $ 77,000
         From  $  750 to $1,000          $ 93,500
               $1,000 and Over           $110,000

In addition, for each class of shares in excess of one, each Fund pays the
Agent a monthly per-class fee equal to 2.5% of the monthly base fee.

For Class A, Class B and Class C shares, the Fund pays WRSCO a monthly per account charge for shareholder servicing of $1.5042 for each shareholder account which was in existence at any time during the prior month. With respect to Class Y shares, the Fund pays WRSCO a monthly fee at an annual rate of 0.15% of the average daily net assets of the class for the preceding month. The Fund also reimburses W&R and WRSCO for certain out-
of-pocket costs for all classes.

As principal underwriter for the Fund's shares, W&R receives gross sales commissions (which are not an expense of the Fund) for Class A shares. A contingent deferred sales charge ("CDSC") may be assessed against a shareholder's redemption amount of Class B, Class C or certain Class A shares and is paid to W&R. During the period ended September 30, 2002, W&R received the following amounts in gross sales commissions and deferred sales charges:

                                                    CDSC
                             Gross Sales    -------------------------
                             Commissions    Class A    Class B    Class C
  W&R Science and Technology
    Fund....................   $70,246      $---       $7,544     $4,169

With respect to Class A, Class B and Class C shares, W&R pays sales commissions and all expenses in connection with the sale of the Fund's shares, except for registration fees and related expenses. During the period ended September 30, 2002, W&R $107,366.

Under a Distribution and Service Plan for Class A shares adopted by the
Fund pursuant to Rule 12b-1 under the Investment Company Act of 1940, the
Fund may pay a distribution and/or service fee to W&R in an amount not to exceed 0.25% of the Fund's average annual net assets. The fee is to be paid to compensate W&R for amounts it expends in connection with the distribution of the Class A shares and/or provision of personal services to Fund shareholders and/or maintenance of shareholder accounts.

Under the Distribution and Service Plan adopted by the Fund for Class B shares and Class C shares, respectively, the Fund may pay W&R a service fee not to exceed 0.25% and a distribution fee not to exceed 0.75% of the
Fund's average annual net assets attributable to that class to compensate
W&R for its services in connection with the distribution of shares of that class and/or the service and/or maintenance of shareholder accounts of that class. The Class B Plan and the Class C Plan each permit W&R to receive compensation, through the distribution fee and service fee, respectively, for its distribution activities for that class, which are similar to the distribution activities described with respect to the Class
A Plan, and for its activities in providing personal services to shareholders of that class and/or maintaining shareholder accounts of that class, which are similar to the corresponding activities for which it is entitled to compensation under the Class A Plan.

Under the Class Y Plan, the Fund may pay W&R a fee of up to 0.25%, on an
annual basis, of the average daily net assets of its Class Y shares to compensate W&R for, either directly or through third parties, distributing the Class Y shares of that Fund, providing personal service to Class Y shareholders and/or maintaining Class Y shareholder accounts.

The Fund paid Directors' fees of $5,658, which are included in other expenses.

W&R is a subsidiary of Waddell & Reed Financial, Inc., a public holding company, and a direct subsidiary of Waddell & Reed Financial Services,
Inc., a holding company.

                              APPENDIX A

                              W&R FUNDS, INC.

                             6300 Lamar Avenue

                              P. O. Box 29217

                    Shawnee Mission, Kansas  66201-9217

                               913-236-2000
                                888-WADDELL

                               July 29, 2002

                    STATEMENT OF ADDITIONAL INFORMATION

     This Statement of Additional Information (SAI) is not a prospectus.
Investors should read this SAI in conjunction with the prospectuses
(Prospectuses) for W&R Funds, Inc. (W&R Funds) dated July 29, 2002, which may be obtained from W&R Funds or its principal underwriter and distributor, Waddell & Reed, Inc., at the address or telephone number shown above.

     Performance Information...........................

     Investment Strategies, Policies and Practices.....

     Investment Management and Other Services..........

     Purchase, Redemption and Pricing of Shares........

     Directors and Officers............................

     Payments to Shareholders..........................

     Taxes.............................................

     Portfolio Transactions and Brokerage..............

     Other Information.................................

     Appendix A........................................

     Financial Statements..............................

     W&R Funds, Inc. (formerly known as Waddell & Reed Funds, Inc.) is a mutual fund, an investment that pools shareholders' money and invests it toward a specified goal. In technical terms, the Fund is an open-end, diversified management company organized as a Maryland corporation on
January 29, 1992.

                          PERFORMANCE INFORMATION

     W&R Fund's principal underwriter and distributor, Waddell & Reed, Inc.
(Waddell & Reed), or W&R Funds may, from time to time, publish for one or more of the twelve Funds (each a Fund and collectively the Funds) total return information, yield information and/or performance rankings in advertisements and sales materials.

Average Annual Total Returns (Before Taxes)

     Each Fund, when advertising average annual total return before taxes for a class of its shares, computes such return by determining the average annual compounded rate of return during specified periods that equates the initial amount invested to the ending redeemable value of such investment according to the following formula:

                n
        P(1 + T)  = ERV

        Where:  P = a hypothetical initial payment of $1,000
                T = average annual total return
                n = period covered by computation expressed in years
              ERV = ending redeemable value of a hypothetical $1,000
                    payment made at the beginning of the 1-, 5-, or 10-year
                    periods at the end of the 1-, 5-, or 10-year periods
                    (or fractional portion).

     The calculation for average annual total returns before taxes is made assuming that (1) the maximum sales load (or other charges deducted from payments) is deducted from the initial $1,000 investment; and (2) all distributions by the Fund are reinvested at the price stated in the prospectus on the reinvestment dates during the period.

     The ending redeemable value (variable "ERV" in the formula) is determined by assuming complete redemption of the hypothetical investment and the deduction of all non-recurring charges and the applicable sales charge at the end of the measuring period.

     The average annual total return quotations for the Class A shares of each Fund with the maximum sales load deducted as of March 31, 2002, which is the date of the most recent balance sheet included in the Funds' Annual
Report to Shareholders, which is incorporated into this SAI by reference, for the periods shown were as follows:

                                  One-Year      Period
                                    Period        from
                                      from       Class
                                    4-1-01   Inception    Date of
                                      to         to         Class
                                   3-31-02    3-31-02    Inception
W&R Asset
  Strategy Fund                      -6.93%     -6.19%    7-10-00
W&R Core Equity Fund                 -8.74%    -14.57%     7-3-00
W&R High Income Fund                  2.23%      1.79%     7-3-00
W&R International
  Growth Fund                       -22.83%    -29.61%     7-3-00
W&R Large Cap
  Growth Fund                        -8.43%     -7.25%    6-30-00
W&R Limited-Term
  Bond Fund                           0.94%      4.88%    8-17-00
W&R Mid Cap
  Growth Fund                        -7.32%     -7.50%    6-30-00
W&R Municipal
  Bond Fund                           0.90%      3.38%    9-15-00
W&R Science and
  Technology Fund                    -4.28%    -21.81%     7-3-00
W&R Small Cap
  Growth Fund                         5.84%    -14.64%     7-3-00
W&R Tax-Managed
  Equity Fund                       -15.71%    -24.88%    6-30-00

     The average annual total return quotations for the Class A shares of each Fund without sales load deducted as of March 31, 2002, which is the date of the most recent balance sheet included in the Funds' Annual Report to Shareholders, which is incorporated into this SAI by reference, for the periods shown were as follows:

                                  One-Year      Period
                                    Period        from
                                      from       Class
                                    4-1-01   Inception     Date of
                                     to          to          Class
                                   3-31-02     3-31-02   Inception
W&R Asset
  Strategy Fund                      -1.25%     -2.91%    7-10-00
W&R Core Equity Fund                 -3.18%    -11.62%     7-3-00
W&R High Income Fund                  8.46%      5.31%     7-3-00
W&R International
  Growth Fund                       -18.12%    -27.18%     7-3-00
W&R Large Cap
  Growth Fund                        -2.85%     -4.06%    6-30-00
W&R Limited-Term
  Bond Fund                           5.42%      7.73%    8-17-00
W&R Mid Cap
  Growth Fund                        -1.67%     -4.32%    6-30-00
W&R Municipal
  Bond Fund                           5.38%      6.34%    9-15-00
W&R Science and
  Technology Fund                     1.56%    -19.10%     7-3-00
W&R Small Cap
  Growth Fund                        12.30%    -11.69%     7-3-00
W&R Tax-Managed
  Equity Fund                       -10.57%    -22.29%    6-30-00

     The average annual total return quotations for the Class B shares of each Fund with the maximum deferred sales charge deducted as of March 31,
2002, which is the date of the most recent balance sheet included in the
Funds' Annual Report to Shareholders, which is incorporated into this SAI by reference, for the periods shown were as follows:

                                   One-Year     Period
                                     Period       from
                                       from      Class
                                     4-1-01  Inception    Date of
                                      to         to         Class
                                    3-31-02    3-31-02   Inception
W&R Asset
  Strategy Fund                      -5.82%     -5.43%     7-3-00
W&R Core Equity Fund                 -7.76%    -14.93%    7-11-00
W&R High Income Fund                  3.66%      2.32%    7-18-00
W&R International
  Growth Fund                       -22.16%    -29.71%    7-10-00
W&R Large Cap
  Growth Fund                        -7.97%     -7.62%     7-6-00
W&R Limited-Term
  Bond Fund                           0.52%      4.74%     7-3-00
W&R Mid Cap
  Growth Fund                        -6.75%     -7.74%     7-6-00
W&R Municipal
  Bond Fund                          -0.03%      2.90%     8-8-00
W&R Science and
  Technology Fund                    -3.44%    -21.24%     7-3-00
W&R Small Cap
  Growth Fund                         7.11%    -12.95%     7-6-00
W&R Tax-Managed
  Equity Fund                       -14.92%    -25.60%    7-13-00

     The average annual total return quotations for the Class B shares of each Fund without the maximum deferred sales charge deducted as of March
31, 2002, which is the date of the most recent balance sheet included in the Funds' Annual Report to Shareholders, which is incorporated into this
SAI by reference, for the periods shown were as follows:

                                   One-Year     Period
                                     Period       from
                                       from      Class
                                     4-1-01  Inception    Date of
                                      to         to         Class
                                    3-31-02    3-31-02  Inception
W&R Asset
  Strategy Fund                      -2.03%     -3.66%     7-3-00
W&R Core Equity Fund                 -4.06%    -13.32%    7-11-00
W&R High Income Fund                  7.64%      4.48%    7-18-00
W&R International
  Growth Fund                       -18.93%    -28.55%    7-10-00
W&R Large Cap
  Growth Fund                        -4.13%     -5.43%     7-6-00
W&R Limited-Term
  Bond Fund                           4.52%      6.94%     7-3-00
W&R Mid Cap
  Growth Fund                        -2.87%     -5.60%     7-6-00
W&R Municipal
  Bond Fund                           3.97%      5.27%     8-8-00
W&R Science and
  Technology Fund                     0.56%    -19.85%     7-3-00
W&R Small Cap
  Growth Fund                        11.11%    -11.58%     7-6-00
W&R Tax-Managed
  Equity Fund                       -11.38%    -23.81%    7-13-00

     The average annual total return quotations for the Class C shares of each fund as of March 31, 2002, which is the date of the most recent balance sheet included in the Funds' Annual Report to Shareholders, which is incorporated into this SAI by reference, for the periods shown were as follows:

                        One-Year   Five-Year    Period
                          Period     Period       from
                            from       from      Class
                          4-1-01     4-1-97  Inception      Date of
                           to         to         to           Class
                         3-31-02    3-31-02    3-31-02    Inception
W&R Asset
  Strategy Fund           -1.98%     10.76%      7.95%    4-20-95[1]
W&R Core Equity Fund
                          -3.94%      8.35%     11.18%    9-21-92[1]
W&R High Income Fund
                           7.58%         NA      3.72%    7-31-97[1]
W&R International
  Growth Fund            -18.73%      7.41%      7.41%    9-21-92[1]
W&R Large Cap
  Growth Fund             -3.60%         NA     -4.88%     7-3-00
W&R Limited-Term
  Bond Fund                4.46%      5.25%      4.58%    9-21-92[1]
W&R Mid Cap
  Growth Fund             -2.53%         NA     -5.24%     7-3-00
W&R Municipal
  Bond Fund                4.40%      4.22%      5.07%    9-21-92[1]
W&R Science and
  Technology Fund          0.89%         NA     20.64%    7-31-97[1]
W&R Small Cap
  Growth Fund             11.30%     20.26%     18.50%    9-21-92[1]
W&R Tax-Managed
  Equity Fund            -11.36%         NA    -23.29%     7-6-00

The returns shown are based on the performance of the Fund's prior Class B.
On March 24, 2000, that Class B was combined with and redesignated as Class
C, which had commenced operations on October 4, 1999. The prior Class B performance has been adjusted to reflect the current CDSC structure applicable to Class C. Accordingly, these returns reflect no CDSC since it only applies to Class C shares held for twelve months or less.

  [1]Date of initial public offering of prior Class B shares.

     W&R International Growth Fund (formerly Global Income Fund) changed its name and investment objective effective April 20, 1995. Prior to this change, this Fund's policies related to providing a high level of current income rather than long-term appreciation.

     The average annual total return quotations for Class Y shares as of
March 31, 2002, which is the date of the most recent balance sheet included in the Funds' Annual Report to Shareholders, which is incorporated into this SAI by reference, for the periods shown were as follows:

                          One-Year   Five-Year  Period
                          Period     Period     from
                          from       from       Class
                          4-1-01     4-1-97     Inception  Date of
                           to         to         to         Class
                         3-31-02    3-31-02     3-31-02    Inception
W&R Asset
  Strategy Fund           -1.14%     11.75%      9.25%   12-29-95
W&R Core Equity Fund      -3.18%      9.24%     10.56%   12-29-95
W&R High Income Fund       8.50%         NA      3.86%   12-30-98
W&R International
  Growth Fund            -17.79%      8.45%     11.15%   12-29-95
W&R Large Cap
  Growth Fund             -2.74%         NA     -4.10%     7-6-00
W&R Limited-Term
  Bond Fund                5.41%      6.19%      5.55%   12-29-95
W&R Mid Cap
  Growth Fund             -1.52%         NA     -5.55%    7-10-00
W&R Municipal
  Bond Fund                5.10%         NA      2.76%   12-30-98[1]
W&R Science and
  Technology Fund          1.92%         NA     20.28%     6-9-98
W&R Small Cap
  Growth Fund             12.33%     21.28%     15.39%   12-29-95
W&R Tax-Managed
  Equity Fund[2]              NA         NA         NA         NA

[1]All outstanding shares were redeemed on 6-23-97. Operations of the class recommenced on 12-30-98.

[2]As of March 31, 2002, no Class Y shares have been issued.

Average Annual Total Returns (After Taxes on Distributions)

     Each Fund, when advertising average annual total return after taxes on distributions for a class of its shares, computes such return by determining the average annual compounded rate of return during specified periods that equates the initial amount invested to the ending value of such investment according to the following formula:

                n
        P(1 + T)  = ATVD

        Where:  P = a hypothetical initial payment of $1,000
                T = average annual total return (after taxes on
                    distributions)
                n = period covered by computation expressed in years
             ATVD = ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods at the
                    end of the 1-, 5-, or 10-year periods (or fractional
                    portion), after taxes on fund distributions but not
                    after taxes on redemption.

     The calculation for average annual total returns after taxes on distributions is made assuming that (1) the maximum sales load (or other charges deducted from payments) is deducted from the initial $1,000 investment; and (2) all distributions by the Fund, less taxes due on such distributions, are reinvested at the price stated in the prospectus on the reinvestment dates during the period.

     The ending value (variable "ATVD" in the formula) is determined by assuming complete redemption of the hypothetical investment after deduction of all non-recurring charges and the applicable sales charge at the end of the measuring period. The Fund assumes that the redemption has no tax consequences.

     The Fund calculates the taxes due on any distributions by applying the applicable tax rates to each component of the distributions (i.e., ordinary income, short-term capital gain, long-term capital gain). The taxable amount and tax character of each distribution will be as specified by the
Fund on the dividend declaration date, unless adjusted to reflect subsequent recharacterizations of distributions. Distributions are adjusted to reflect the Federal tax impact of the distribution on an individual taxpayer on the reinvestment date. The effect of applicable tax credits, such as the foreign tax credit, are taken into account in accordance with
Federal tax law. The Fund calculates taxes due on any distributions using the highest individual marginal Federal income tax rates in effect on the reinvestment date. Note that the required tax rates may vary over the measurement period. The Fund has disregarded any potential tax liabilities other than Federal tax liabilities (e.g., state and local taxes); the effect of phaseouts of certain exemptions, deductions, and credits at various income levels; and the impact of the Federal alternative minimum tax.

     The quotations for average annual total return after taxes on distributions for the Class A shares of the following Funds with the maximum sales load deducted as of March 31, 2002, which is the date of the most recent balance sheet included in the Funds' Annual Report to
Shareholders, which is incorporated into this SAI by reference, for the periods shown were as follows:

                                 One-Year   Period
                                 Period     from
                                 from       Class
                                 4-1-01     Inception  Date of
                                 to         to         Class
                                 3-31-02    3-31-02    Inception
W&R Large Cap
  Growth Fund                        -8.43%     -7.45%    6-30-00
W&R Mid Cap
  Growth Fund                        -7.52%     -8.29%    6-30-00
W&R Tax-Managed
  Equity Fund                       -15.71%    -24.88%    6-30-00

     The quotations for average annual total return after taxes on distributions for the Class C shares of the following Funds as of March 31,
2002, which is the date of the most recent balance sheet included in the
Funds' Annual Report to Shareholders, which is incorporated into this SAI by reference, for the periods shown were as follows:

                           One-Year   Five-Year  Period
                           Period     Period     from
                           from       from       Class
                           4-1-01     4-1-97     Inception  Date of
                             to         to         to         Class
                           3-31-02    3-31-02    3-31-02    Inception
W&R Asset
  Strategy Fund           -3.06%      8.08%      5.77%      4-20-95[1]
W&R Core Equity Fund      -4.62%      6.46%     10.12%      9-21-92[1]
W&R High Income Fund       4.28%         NA      0.83%      7-31-97[1]
W&R International
  Growth Fund            -18.78%      3.73%      5.00%      9-21-92[1]
W&R Limited-Term
  Bond Fund                2.82%      3.39%      2.84%      9-21-92[1]
W&R Municipal
  Bond Fund                4.37%      4.03%      4.89%      9-21-92[1]
W&R Science and
  Technology Fund          0.86%         NA     19.14%      7-31-97
W&R Small Cap
  Growth Fund             11.30%     15.66%     15.66%      9-21-92[1]

The returns shown are based on the performance of the Fund's prior Class B.
On March 24, 2000, that Class B was combined with and redesignated as Class
C, which had commenced operations on October 4, 1999. The prior Class B performance has been adjusted to reflect the current CDSC structure applicable to Class C. Accordingly, these returns reflect no CDSC since it only applies to Class C shares held for twelve months or less.

  [1]Date of initial public offering of prior Class B shares.

Average Annual Total Returns (After Taxes on Distributions and Redemption
of Shares)

     Each Fund, when advertising average annual total return after taxes on distributions and redemption for a class of its shares, computes such return by determining the average annual compounded rate of return during specified periods that equates the initial amount invested to the ending value of such investment according to the following formula:

                n
        P(1 + T)  = ATVDR

        Where:  P = a hypothetical initial payment of $1,000
                T = average annual total return (after taxes on
                    distributions and redemption)
                n = period covered by computation expressed in years
            ATVDR = ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods at the
                    end of the 1-, 5-, or 10-year periods (or fractional
                    portion), after taxes on fund distributions and
                    redemption.

     The calculation for average annual total returns after taxes on distributions and redemption is made assuming that (1) the maximum sales load (or other charges deducted from payments) is deducted from the initial
$1,000 investment; and (2) all distributions by the Fund, less taxes due on such distributions, are reinvested at the price stated in the prospectus on the reinvestment dates during the period.

     The Fund calculates the taxes due on any distributions as described above under Average Annual Total Returns (After Taxes on Distributions).

     The ending value (variable "ATVDR" in the formula) is determined by assuming complete redemption of the hypothetical investment after deduction of all non-recurring charges and the applicable sales charge at the end of the measuring period. The Fund calculates the capital gain or loss upon redemption by subtracting the tax basis from the redemption proceeds (after deducting any non-recurring charges). The Fund separately tracks the basis of shares acquired through the $1,000 initial hypothetical investment and each subsequent purchase through reinvested distributions. In determining the basis for a reinvested distribution, the Fund includes the distribution net of taxes assumed paid from the distribution. Tax basis is adjusted for any distributions representing returns of capital and any other tax basis adjustments that would apply to an individual taxpayer, as permitted by applicable Federal tax law.

     The amount and character (e.g., short-term or long-term) of capital gain or loss upon redemption is separately determined for shares acquired through the hypothetical $1,000 initial investment and each subsequent purchase through reinvested distributions. The Fund does not assume that shares acquired through reinvestment of distributions have the same holding period as the initial $1,000 investment. The tax character is determined by the length of the measurement period in the case of the initial $1,000 investment and the length of the period between reinvestment and the end of the measurement period in the case of reinvested distributions.

     The Fund calculates capital gain taxes (or the benefit resulting from tax losses) using the highest Federal individual capital gains tax rate for gains of the appropriate character in effect on the redemption date and in accordance with Federal tax law applicable on the redemption date. The Fund assumes that a shareholder has sufficient capital gains of the same character from other investments to offset any capital losses from the redemption so that the taxpayer may deduct the capital losses in full.

     The quotations for average annual total return after taxes on distributions and redemption of shares for the Class A shares of the following Funds with the maximum sales load deducted as of March 31, 2002, which is the date of the most recent balance sheet included in the Funds'
Annual Report to Shareholders, which is incorporated into this SAI by reference, for the periods shown were as follows:

                                 One-Year   Period
                                 Period     from
                                 from       Class
                                  4-1-01    Inception  Date of
                                   to         to         Class
                                 3-31-02    3-31-02    Inception
W&R Large Cap
  Growth Fund                        -5.18%     -5.80%    6-30-00
W&R Mid Cap
  Growth Fund                        -4.42%     -6.11%    6-30-00
W&R Tax-Managed
  Equity Fund                        -9.65%    -19.45%    6-30-00

     The quotations for average annual total return after taxes on distributions and redemption of shares for the Class C shares of the following Funds as of March 31, 2002, which is the date of the most recent balance sheet included in the Funds' Annual Report to Shareholders, which is incorporated into this SAI by reference, for the periods shown were as follows:

                          One-Year   Five-Year  Period
                          Period     Period     from
                          from       from       Class
                          4-1-01     4-1-97     Inception  Date of
                            to         to         to         Class
                          3-31-02    3-31-02    3-31-02    Inception
W&R Asset
  Strategy Fund           -0.56%      8.22%      5.97%      4-20-95[1]
W&R Core Equity Fund
                          -1.55%      7.30%      9.83%      9-21-92[1]
W&R High Income Fund
                           5.76%         NA      2.18%      7-31-97[1]
W&R International
  Growth Fund            -11.43%      6.09%      5.97%      9-21-92[1]
W&R Limited-Term
  Bond Fund                3.34%      3.68%      3.13%      9-21-92[1]
W&R Municipal
  Bond Fund                4.06%      4.12%      4.84%      9-21-92[1]
W&R Science and
  Technology Fund          0.57%         NA     18.06%      7-31-97
W&R Small Cap
  Growth Fund              6.94%     16.71%     15.76%      9-21-92[1]

The returns shown are based on the performance of the Fund's prior Class B.
On March 24, 2000, that Class B was combined with and redesignated as Class
C, which had commenced operations on October 4, 1999. The prior Class B performance has been adjusted to reflect the current CDSC structure applicable to Class C. Accordingly, these returns reflect no CDSC since it only applies to Class C shares held for twelve months or less.

  [1]Date of initial public offering of prior Class B shares.

     Non-standardized performance information may also be presented that may not reflect the initial front-end sales charge or the deferred sales charge.

     A Fund may also quote unaveraged or cumulative total return for a class which reflects the change in value of an investment in that class over a stated period of time. Cumulative total returns will be calculated according to the formula indicated above but without averaging the rate for the number of years in the period.

Yield

     Yield refers to the income generated by an investment in a Fund over a given period of time. A yield quoted for a class of a Fund is computed by dividing the net investment income per share of that class earned during the period for which the yield is shown by the maximum offering price per share of that class on the last day of that period according to the following formula:

                                  6
         Yield = 2((((a - b)/cd)+1) -1)

     Where, with respect to a particular class of a Fund:
            a =  dividends and interest earned during the period.
            b =  expenses accrued for the period (net of reimbursements).
            c =  the average daily number of shares of the class
                 outstanding during the period that were entitled to
                 receive dividends.
            d =  the maximum offering price per share of the class on the last day of the period.

     The yields computed according to the formula for the 30-day period ended on March 31, 2002, the date of the most recent balance sheet included in the Funds' Annual Report to Shareholders, which is incorporated into this SAI by reference, for Class A shares of each of W&R High Income Fund,
W&R Limited-Term Bond Fund and W&R Municipal Bond Fund are:

W&R High Income Fund             9.60%
W&R Limited-Term Bond Fund       4.46%
W&R Municipal Bond Fund          4.57%

     The yields computed according to the formula for the 30-day period ended on March 31, 2002, the date of the most recent balance sheet included in the Funds' Annual Report to Shareholders, which is incorporated into this SAI by reference, for Class B shares of each of W&R High Income Fund,
W&R Limited-Term Bond Fund and W&R Municipal Bond Fund are:

W&R High Income Fund             9.14%
W&R Limited-Term Bond Fund       3.76%
W&R Municipal Bond Fund          3.64%

     The yields computed according to the formula for the 30-day period ended on March 31, 2002, the date of the most recent balance sheet included in the Funds' Annual Report to Shareholders, which is incorporated into this SAI by reference, for Class C shares of each of W&R High Income Fund,
W&R Limited-Term Bond Fund and W&R Municipal Bond Fund are:

W&R High Income Fund             9.26%
W&R Limited-Term Bond Fund       3.73%
W&R Municipal Bond Fund          3.93%

     The yield computed according to the formula for the 30-day period ended on March 31, 2002, the date of the most recent balance sheet included in the Funds' Annual Report to Shareholders, which is incorporated into this SAI by reference, for Class Y shares of each of W&R High Income Fund,
W&R Limited-Term Bond Fund and W&R Municipal Bond Fund are:

W&R High Income Fund             10.22%
W&R Limited-Term Bond Fund       4.59%
W&R Municipal Bond Fund          4.62%

     W&R Municipal Bond Fund may also advertise or include in sales materials its tax equivalent yield, which is calculated by applying the stated income tax rate to only the net investment income exempt from taxation according to a standard formula which provides for computation of tax equivalent yield by dividing that portion of the Fund's yield which is tax-exempt by one minus a stated income tax rate and adding the product to that portion, if any, of the yield of the Fund that is not tax-exempt.

     The tax equivalent yield for shares of W&R Municipal Bond Fund computed according to the formula for the 30-day period ended on March 31,
2002, the date of the most recent balance sheet included in the Funds'
Annual Report to Shareholders, which is incorporated into this SAI by reference, is:

 Class      10%       15%       27%       30%       35%      38.6%
A shares   5.07%     5.37%     6.24%     6.50%     7.00%     7.41%
B shares   4.04%     4.27%     4.96%     5.17%     5.57%     5.89%
C shares   4.36%     4.62%     5.37%     5.59%     6.02%     6.37%
Y shares   5.12%     5.42%     6.30%     6.56%     7.06%     7.47%

     The following information relates to W&R Money Market Fund. There are two methods by which yield is calculated for a specified time period for a class of shares of the Fund. The first method, which results in an amount referred to as the "current yield," assumes an account containing exactly one share of the applicable class at the beginning of the period. The NAV of this share will be $1.00, except under extraordinary circumstances. The net change in the value of the account during the period is then determined by subtracting this beginning value from the value of the account at the end of the period which will include all dividends accrued for a share of such class; however, capital changes are excluded from the calculation,
i.e., realized gains and losses from the sale of securities and unrealized appreciation and depreciation. However, so that the change will not reflect the capital changes to be excluded, the dividends used in the yield computation may not be the same as the dividends actually declared, as certain realized gains and losses and, under unusual circumstances, unrealized gains and losses (see Purchase, Redemption and Pricing of
Shares), will be taken into account in the calculation of dividends actually declared. Instead, the dividends used in the yield calculation will be those which would have been declared if the capital changes had not affected the dividends.

     This net change in the account value is then divided by the value of the account at the beginning of the period (i.e., normally $1.00 as discussed above) and the resulting figure (referred to as the base period return) is then annualized by multiplying it by 365 and dividing it by the number of days in the period with the resulting current yield figure carried to at least the nearest hundredth of one percent.

     The second method results in a figure referred to as the "effective yield."  This represents an annualization of the current yield with dividends reinvested daily. Effective yield is calculated by compounding the base period return by adding 1, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result and rounding the result to the nearest hundredth of one percent according to the following formula:

                                                 365/7
EFFECTIVE YIELD = [(BASE PERIOD RETURN + 1)]      - 1

     The yield for W&R Money Market Fund's Class A shares, Class B shares and Class C shares as calculated above for the seven days ended March 31,
2002, the date of the most recent balance sheet included in the Funds'
Annual Report to Shareholders, which is incorporated into this SAI by reference, was 1.71%, 0.65% and 0.67%, respectively. The effective yield calculated for the same period was 1.72%, 0.65% and 0.67%, respectively.

     Changes in yields primarily reflect different interest rates received by a Fund as its portfolio securities change. Yield is also affected by portfolio quality, portfolio maturity, type of securities held and operating expenses.

Performance Rankings and Other Information

     Waddell & Reed or W&R Funds may also publish, for one or more of the twelve Funds, in advertisements or sales material performance rankings as published by recognized independent mutual fund statistical services such as Lipper Analytical Services, Inc., or by publications of general interest such as The Wall Street Journal, Business Week, Barron's, Fortune,
Morningstar, etc. Each class of a Fund may also compare its performance to that of other selected mutual funds or selected recognized market indicators such as the Standard & Poor's 500 Composite Stock Price Index
and the Dow Jones Industrial Average. Performance information may be quoted numerically or presented in a table, graph or other illustration. In connection with a ranking, a Fund may provide additional information, such as the particular category to which it related, the number of funds in the category, the criteria upon which the ranking is based, and the effect of sales charges, fee waivers and/or expense reimbursements.

     Performance information for a Fund may be accompanied by information about market conditions and other factors that affected the Fund's performance for the period(s) shown.

     All performance information that a Fund advertises or includes in sales material is historical in nature and is not intended to represent or guarantee future results. The value of a Fund's shares when redeemed may be more or less than their original cost.

               INVESTMENT STRATEGIES, POLICIES AND PRACTICES

     This SAI supplements the information contained in the Prospectuses and contains more detailed information about the investment strategies and policies that W&R Funds' investment manager, Waddell & Reed Investment
Management Company (WRIMCO), may employ and the types of instruments in which a Fund may invest, in pursuit of a Fund's goal(s). A summary of the risks associated with these instrument types and investment practices is included as well.

     WRIMCO might not buy all of these instruments or use all of these techniques, or use them to the full extent permitted by a Fund's investment policies and restrictions. WRIMCO buys an instrument or uses a technique only if it believes that doing so will help a Fund achieve its goal(s). See
Investment Restrictions and Limitations for a listing of the fundamental and non-fundamental, or operating, investment restrictions and policies of each Fund.

W&R Asset Strategy Fund

     W&R Asset Strategy Fund allocates its assets among the following classes, or types, of investments:

     The short-term class includes all types of domestic and foreign securities and money market instruments with remaining maturities of three years or less. WRIMCO will seek to maximize total return within the short-
term asset class by taking advantage of yield differentials between different instruments, issuers, and currencies. Short-term instruments may include corporate debt securities, such as commercial paper and notes;
government securities issued by U.S. or foreign governments or their agencies or instrumentalities; bank deposits and other financial institution obligations; repurchase agreements involving any type of security in which the Fund may invest; and other similar short-term instruments. These instruments may be denominated in U.S. dollars or a foreign currency.

     The bond class includes all varieties of domestic and foreign fixed-
income securities with remaining maturities greater than three years.
WRIMCO seeks to maximize total return within the bond class by adjusting
W&R Asset Strategy Fund's investments in securities with different credit qualities, maturities, and coupon or dividend rates, and by seeking to take advantage of yield differentials between securities. Securities in this class may include bonds, notes, adjustable-rate preferred stocks, convertible bonds, mortgage-related and asset-backed securities, domestic and foreign government and government agency securities, zero coupon bonds, and other intermediate and long-term securities. As with the short-term class, these securities may be denominated in U.S. dollars or a foreign currency. W&R Asset Strategy Fund may not invest more than 35% of its total assets in lower quality, high-yielding debt securities.

     The stock class includes domestic and foreign equity securities of all types (other than adjustable rate preferred stocks, which are included in the bond class). WRIMCO seeks to maximize total return within this asset class by allocating assets to industry sectors expected to benefit from major trends, and to individual stocks that WRIMCO believes to have superior growth potential. Securities in the stock class may include common stocks, fixed-rate preferred stocks (including convertible preferred stocks), warrants, rights, depositary receipts, securities of investment companies, and other equity securities issued by companies of any size, located anywhere in the world.

     WRIMCO seeks to take advantage of yield differentials by considering the purchase or sale of instruments when differentials on spreads between various grades and maturities of such instruments approach extreme levels relative to long-term norms.

     In making asset allocation decisions, WRIMCO typically evaluates projections of risk, market conditions, economic conditions, volatility, yields, and returns.

     The ability of W&R Asset Strategy Fund to purchase and hold precious metals such as gold, silver and platinum may allow it to benefit from a potential increase in the price of precious metals or stability in the price of such metals at a time when the value of securities may be declining. For example, during periods of declining stock prices, the price of gold may increase or remain stable, while the value of the stock market may be subject to a general decline.

     Precious metal prices are affected by various factors, such as economic conditions, political events and monetary policies. As a result, the price of gold, silver or platinum may fluctuate widely. The sole source of return to W&R Asset Strategy Fund from such investments will be gains realized on sales; a negative return will be realized if the metal is sold at a loss. Investments in precious metals do not provide a yield. W&R Asset
Strategy Fund's direct investment in precious metals is limited by tax considerations. See Taxes.

W&R High Income Fund

     W&R High Income Fund may invest in certain high-yield, high-risk, non-
investment grade debt securities rated BB or below by Standard & Poor's
(S&P) or Ba or below by Moody's Corporation (Moody's) or, if unrated, judged by WRIMCO to be of equivalent quality (commonly referred to as junk bonds). The market for such securities may differ from that for investment grade debt securities. See the discussion below for information about the risks associated with non-investment grade debt securities. See Appendix A to this SAI for a more complete description of bond ratings.

W&R Money Market Fund

     W&R Money Market Fund may only invest in the money market obligations and instruments listed below. In addition, as a money market fund, and in order for the Fund to use the amortized cost method of valuing its portfolio securities, the Fund must comply with Rule 2a-7 (Rule 2a-7) under the Investment Company Act of 1940, as amended (1940 Act). Under Rule 2a-7, investments are limited to those that are U.S. dollar denominated and that are rated in one of the two highest rating categories by the requisite nationally recognized statistical rating organization (NRSRO) or are comparable unrated securities. See Appendix A to this SAI for a description of some of these ratings. In addition, Rule 2a-7 limits investments in securities of any one issuer (except U.S. Government securities) to no more than 5% of the Fund's total assets. Investments in securities rated in the second highest rating category by the requisite NRSRO or comparable unrated securities are limited to no more than 5% of the Fund's total assets, with investment in such securities of any one issuer (except U.S. Government securities) being limited to the greater of one percent of the Fund's total assets or $1,000,000. In accordance with Rule 2a-7, the Fund may invest in securities with a remaining maturity of not more than 397 calendar days.
See further discussion under Determination of Offering Price.

      (1)  U.S. Government Securities:  See the section entitled U.S.
Government Securities.

      (2)  Bank Obligations and Instruments Secured Thereby: Subject to
the limitations described above, time deposits, certificates of deposit, bankers' acceptances and other bank obligations if they are obligations of a bank subject to regulation by the U.S. Government (including obligations issued by foreign branches of these banks) or obligations issued by a foreign bank having total assets equal to at least U.S. $500,000,000, and instruments secured by any such obligation. A bank includes commercial banks and savings and loan associations. Time deposits are monies kept on deposit with U.S. banks or other U.S. financial institutions for a stated
period of time at a fixed rate of interest. At present, bank time deposits are not considered by the Board of Directors or WRIMCO to be readily marketable. There may be penalties for the early withdrawal of such time deposits, in which case, the yield of these investments will be reduced.

      (3)  Commercial Paper Obligations Including Variable Rate Master
Demand Notes:  Commercial paper rated as described above. A variable rate master demand note represents a purchasing/selling arrangement of short-
term promissory notes under a letter agreement between a commercial paper issuer and an institutional investor.

      (4)  Corporate Debt Obligations:  Corporate debt obligations if they are rated as described above.

      (5)  Canadian Government Obligations:  Obligations of, or
obligations guaranteed by, the Government of Canada, a Province of Canada
or any agency, instrumentality or political subdivision of that Government or any Province. The Fund will not invest in Canadian Government obligations if more than 10% of the value of its total assets would then be so invested, subject to the diversification requirements applicable to the
Money Market Fund.

      (6)  Certain Other Obligations:  Obligations other than those listed in (1) through (5) (including municipal obligations) only if any such other obligation is guaranteed as to principal and interest by either a bank or a corporation in whose securities the Fund is eligible to invest under Rule
2a-7.

     The value of the obligations and instruments in which the Fund invests will fluctuate depending in large part on changes in prevailing interest rates. If these rates go up after the Fund buys an obligation or instrument, its value may go down; if these rates go down, its value may go
up. Changes in interest rates will be more quickly reflected in the yield of a portfolio of short-term obligations than in the yield of a portfolio of long-term obligations.

Securities - General

     The main types of securities in which the Funds may invest include common stocks, preferred stocks, debt securities and convertible securities. Although common stocks and other equity securities have a history of long-term growth in value, their prices tend to fluctuate in the short term, particularly those of smaller companies. A Fund (other than W&R
Money Market Fund) may invest in preferred stocks rated in any rating category of the established rating services or, if unrated, judged by
WRIMCO to be of equivalent quality, subject to each Fund's limitations.
Debt securities have varying levels of sensitivity to changes in interest rates and varying degrees of quality. As a general matter, however, when interest rates rise, the values of fixed-rate debt securities fall and, conversely, when interest rates fall, the values of fixed-rate debt securities rise. Similarly, long-term bonds are generally more sensitive to interest rate changes than short-term bonds.

     Lower quality debt securities (commonly called junk bonds) are considered to be speculative and involve greater risk of default or price changes due to changes in the issuer's creditworthiness. The market prices of these securities may fluctuate more than high-quality securities and may decline significantly in periods of general economic difficulty. The market for lower-rated debt securities may be thinner and less active than that for higher-rated debt securities, which can adversely affect the prices at which the former are sold. Adverse publicity and changing investor perceptions may decrease the values and liquidity of lower-rated debt securities, especially in a thinly traded market. Valuation becomes more difficult and judgment plays a greater role in valuing lower-rated debt securities than with respect to securities for which more external sources of quotations and last sale information are available. Since the risk of default is higher for lower-rated debt securities, WRIMCO's research and credit analysis are an especially important part of managing securities of this type held by a Fund. WRIMCO continuously monitors the issuers of lower-rated debt securities in a Fund's portfolio in an attempt to determine if the issuers will have sufficient cash flow and profits to meet required principal and interest payments. A Fund may choose, at its expense or in conjunction with others, to pursue litigation or otherwise exercise its rights as a security holder to seek to protect the interests of security holders if it determines this to be in the best interest of the
Fund's shareholders.

     A Fund (other than W&R Money Market Fund) may invest in debt securities rated in any rating category of the established rating services, subject to each Fund's limitations, including securities rated in the lowest category (securities rated D by S&P and C by Moody's). Debt securities rated D by S&P or C by Moody's are in payment default or are regarded as having extremely poor prospects of ever attaining any real investment standing. Debt securities rated at least BBB by S&P or Baa by
Moody's are considered to be investment grade debt securities; however, securities rated BBB or Baa may have speculative characteristics. In addition, a Fund will treat unrated securities judged by WRIMCO to be of equivalent quality to a rated security as having that rating.

     While credit ratings are only one factor WRIMCO relies on in evaluating high-yield debt securities, certain risks are associated with credit ratings. Credit ratings evaluate the safety of principal and interest payments, not market value risk. Credit ratings for individual securities may change from time to time, and a Fund may retain a portfolio security whose rating has been changed.

     Each of the Funds (other than W&R Money Market Fund and W&R Municipal
Bond Fund) may purchase debt securities whose principal amount at maturity is dependent upon the performance of a specified equity security. The issuer of such debt securities, typically an investment banking firm, is unaffiliated with the issuer of the equity security to whose performance the debt security is linked. Equity-linked debt securities differ from ordinary debt securities in that the principal amount received at maturity is not fixed, but is based on the price of the linked equity security at the time the debt security matures. The performance of equity-linked debt securities depends primarily on the performance of the linked equity security and may also be influenced by interest rate changes. In addition, although the debt securities are typically adjusted for diluting events such as stock splits, stock dividends and certain other events affecting the market value of the linked equity security, the debt securities are not adjusted for subsequent issuances of the linked equity security for cash.
Such an issuance could adversely affect the price of the debt security. In addition to the equity risk relating to the linked equity security, such debt securities are also subject to credit risk with regard to the issuer of the debt security. In general, however, such debt securities are less volatile than the equity securities to which they are linked.

     Each Fund (other than W&R Money Market Fund and W&R Municipal Bond
Fund) may invest in convertible securities. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or different issuer within a particular period of time at a specified price or formula. Convertible securities generally have higher yields than common stocks of the same or similar issuers, but lower yields than comparable nonconvertible securities, are less subject to fluctuation in the value than the underlying stock because they have fixed income characteristics, and provide the potential for capital appreciation if the market price of the underlying common stock increases.

     The value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security's investment value.

     Each of the Funds (other than W&R Money Market Fund and W&R Municipal
Bond Fund) may also invest in a type of convertible preferred stock that pays a cumulative, fixed dividend that is senior to, and expected to be in excess of, the dividends paid on the common stock of the issuer. At the mandatory conversion date, the preferred stock is converted into not more than one share of the issuer's common stock at the call price that was established at the time the preferred stock was issued. If the price per share of the related common stock on the mandatory conversion date is less than the call price, the holder of the preferred stock will nonetheless receive only one share of common stock for each share of preferred stock
(plus cash in the amount of any accrued but unpaid dividends). At any time prior to the mandatory conversion date, the issuer may redeem the preferred stock upon issuing to the holder a number of shares of common stock equal to the call price of the preferred stock in effect on the date of redemption divided by the market value of the common stock, with such market value typically determined one or two trading days prior to the date notice of redemption is given. The issuer must also pay the holder of the preferred stock cash in an amount equal to any accrued but unpaid dividends on the preferred stock. This convertible preferred stock is subject to the same market risk as the common stock of the issuer, except to the extent that such risk is mitigated by the higher dividend paid on the preferred stock. The opportunity for equity appreciation afforded by an investment in such convertible preferred stock, however, is limited, because in the event the market value of the issuer's common stock increases to or above the call price of the preferred stock, the issuer may (and would be expected
to) call the preferred stock for redemption at the call price. This convertible preferred stock is also subject to credit risk with regard to the ability of the issuer to pay the dividend established upon issuance of the preferred stock. Generally, convertible preferred stock is less volatile than the related common stock of the issuer.

Specific Securities and Investment Practices

   Bank Deposits

     Among the debt securities in which the Funds may invest are deposits in banks (represented by certificates of deposit or other evidence of deposit issued by such banks) of varying maturities. The Federal Deposit
Insurance Corporation insures the principal of such deposits, currently to the extent of $100,000 per bank. Bank deposits are not marketable, and a
Fund may invest in them only within the limit mentioned under Illiquid
Investments unless such obligations are payable at principal amount plus accrued interest on demand or within seven days after demand.

   Borrowing

     From time to time W&R Mid Cap Growth Fund may increase its ownership of securities by borrowing on an unsecured basis at fixed rates of interest and investing the borrowed funds. Any such borrowing will be made only from banks and only to the extent that the value of the Fund's assets, less its liabilities other than borrowings, is equal to at least 300% of all borrowings including the proposed borrowing. This 300% limit is contained in the 1940 Act. If the value of the Fund's assets so computed should fail to meet the 300% asset coverage requirement, the Fund is required within three days to reduce its bank debt to the extent necessary to meet that requirement and may have to sell a portion of its investments at a time when independent investment judgment would not dictate such sale.

     Interest on money borrowed is an expense that W&R Mid Cap Growth Fund would not otherwise incur, so that it may have little or no net investment income during periods of substantial borrowings. Borrowing for investment increases both investment opportunity and risk. Since substantially all of the Fund's assets may fluctuate in value, but borrowing obligations are fixed, the net asset value per share correspondingly will tend to increase and decrease more when the portfolio assets increase or decrease in value than would otherwise be the case. This factor is known as leverage.

   Foreign Securities and Currencies

     The Funds (other than W&R Limited-Term Bond Fund and W&R Municipal
Bond Fund) may invest in the securities of foreign issuers, including depositary receipts. In general, depositary receipts are securities convertible into and evidencing ownership of securities of foreign corporate issuers, although depositary receipts may not necessarily be denominated in the same currency as the securities into which they may be converted. American depositary receipts, in registered form, are U. S.
dollar-denominated receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. International depositary receipts and European depositary receipts, in bearer form, are foreign receipts evidencing a similar arrangement and are designed for use by non-U.S. investors and traders in non-U.S. markets. Global depositary receipts are designed to facilitate the trading of securities of foreign issuers by U.S. and non-U.S. investors and traders.

     WRIMCO believes that there are investment opportunities as well as risks by investing in foreign securities. Individual foreign economies may differ favorably or unfavorably from the U.S. economy or each other in such matters as gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Individual foreign companies may also differ favorably or unfavorably from domestic companies in the same industry. Foreign currencies may be stronger or weaker than the U.S. dollar or than each other. Thus, the value of securities denominated in or indexed to foreign currencies, and dividends and interest from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. WRIMCO believes that a Fund's ability to invest its assets abroad might enable it to take advantage of these differences and strengths where they are favorable.

     However, foreign securities and foreign currencies involve additional significant risks, apart from the risks inherent in U.S. investments.
Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices on some foreign markets can be highly volatile. Many foreign countries lack uniform accounting and disclosure standards comparable to those applicable to U.S. companies, and it may be more difficult to obtain reliable information regarding an issuer's financial conditions and operations. In addition, the costs of foreign investing, including withholding taxes, brokerage commissions and custodial costs, are generally higher than for U.S. investments.

     Foreign markets may offer less protection to investors than U.S.
markets. Foreign issuers, brokers and securities markets may be subject to less government supervision. Foreign securities trading practices, including those involving the release of assets in advance of payment, may involve increased risks in the event of a failed trade or the insolvency of a broker-dealer, and may involve substantial delays. It may also be difficult to enforce legal rights in foreign countries.

     Investing abroad also involves different political and economic risks.
Foreign investments may be affected by actions of foreign governments adverse to the interests of U.S. investors, including the possibility of expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars, or other government intervention. There may be greater possibility of default by foreign governments or government-
sponsored enterprises. Investments in foreign countries also involve a risk of local political, economic, or social instability, military action or unrest, or adverse diplomatic developments. There is no assurance that
WRIMCO will be able to anticipate these potential events or counter their effects.

     The considerations noted above generally are intensified in developing countries. A developing country is a nation that, in WRIMCO's opinion, is likely to experience long-term gross domestic product growth above that expected to occur in the United States, the United Kingdom, France,
Germany, Italy, Japan and Canada. Developing countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities.

     Certain foreign securities impose restrictions on transfer within the
United States or to U.S. persons. Although securities subject to transfer restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions.

     Each of the Funds (other than W&R Limited-Term Bond Fund, W&R Money
Market Fund and W&R Municipal Bond Fund) may purchase and sell foreign currency and invest in foreign currency deposits and may enter into forward currency contracts. The Funds may incur a transaction charge in connection with the exchange of currency. Currency conversion involves dealer spreads and other costs, although commissions are not usually charged. See,
Options, Futures and Other Strategies - Forward Currency Contracts.

     Investments in obligations of domestic branches of foreign banks will be considered domestic securities if WRIMCO has determined that the nature and extent of federal and state regulation and supervision of the branch in question is substantially equivalent to federal or state chartered domestic banks doing business in the same jurisdiction.

   Illiquid Investments

     Illiquid investments are investments that cannot be sold or otherwise disposed of in the ordinary course of business within seven days at approximately the price at which they are valued. Investments currently considered to be illiquid include:

     (1)  repurchase agreements not terminable within seven days;
     (2)  restricted securities not determined to be liquid pursuant to guidelines established by the Fund's Board of Directors;
     (3)  non-government stripped fixed-rate mortgage-backed securities;
     (4)  bank deposits, unless they are payable at principal amount plus accrued interest on demand or within seven days after demand;
     (5)  over-the-counter (OTC) options (options not traded on an exchange) and their underlying collateral;
     (6)  securities for which market quotations are not readily available;
     (7)  securities involved in swap, cap, floor and collar
          transactions;and
     (8)  direct debt instruments.

     The assets used as cover for OTC options written by a Fund will be considered illiquid unless the OTC options are sold to qualified dealers who agree that the Fund may repurchase any OTC option it writes at a maximum price to be calculated by a formula set forth in the option agreement. The cover for an OTC option written subject to this procedure would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

     If through a change in values, net assets, or other circumstances, a
Fund were in a position where more than 10% or 15%, as applicable, of its net assets were invested in illiquid securities, it would seek to take appropriate steps to protect liquidity.

   Indexed Securities

     Each Fund may purchase indexed securities subject to its operating policy regarding derivative instruments. Indexed securities are securities the value of which varies in relation to the value of other securities, securities indexes, currencies, precious metals or other commodities, or other financial indicators. Subject to the requirements of Rule 2a-7, W&R
Money Market Fund may purchase securities the value of which varies in relation to the value of financial indicators such as other securities, securities indexes or interest rates, as long as the indexed securities are
U.S. dollar-denominated. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. The performance of indexed securities depends to a great extent on the performance of the security, currency or other instrument to which they are indexed and may also be influenced by interest rate changes in the United
States and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security and their values may decline substantially if the issuer's creditworthiness deteriorates.
Indexed securities may be more volatile than the underlying investments.
Gold-indexed securities, for example, typically provide for a maturity value that depends on the price of gold, resulting in a security whose price tends to rise and fall together with gold prices. Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar-denominated securities of equivalent issuers.
Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-
denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other.

     Recent issuers of indexed securities have included banks,
corporations, and certain U.S. Government agencies. WRIMCO will use its judgment in determining whether indexed securities should be treated as short-term instruments, bonds, stocks, or as a separate asset class for purposes of W&R Asset Strategy Fund's investment allocations, depending on the individual characteristics of the securities. Certain indexed securities that are not traded on an established market may be deemed illiquid.

   Investment Company Securities

     Certain Funds may purchase securities of closed-end investment companies. W&R Asset Strategy Fund may purchase securities of open-end and closed-end investment companies subject to the restrictions and limitations of the 1940 Act. As a shareholder in an investment company, the Fund would bear its pro rata share of that investment company's expenses, which could result in duplication of certain fees, including management and administrative fees.

   Lending Securities

     Securities loans may be made on a short-term or long-term basis for the purpose of increasing a Fund's income. If a Fund lends securities, the borrower pays the Fund an amount equal to the dividends or interest on the securities that the Fund would have received if it had not lent the securities. The Fund also receives additional compensation. Under a Fund's current securities lending procedures, the Fund may lend securities only to broker-dealers and financial institutions deemed creditworthy by WRIMCO.

     Any securities loans that a Fund makes must be collateralized in accordance with applicable regulatory requirements (the Guidelines). At the time of each loan, the Fund must receive collateral equal to no less than
100% of the market value of the securities loaned. Under the present
Guidelines, the collateral must consist of cash, U.S. Government securities or bank letters of credit, at least equal in value to the market value of the securities lent on each day that the loan is outstanding. If the market value of the lent securities exceeds the value of the collateral, the borrower must add more collateral so that it at least equals the market value of the securities lent. If the market value of the securities decreases, the borrower is entitled to a return of the excess collateral.

     There are two methods of receiving compensation for making loans. The first is to receive a negotiated loan fee from the borrower. This method is available for all three types of collateral. The second method, which is not available when letters of credit are used as collateral, is for a Fund to receive interest on the investment of the cash collateral or to receive interest on the U.S. Government securities used as collateral. Part of the interest received in either case may be shared with the borrower.

     The letters of credit that a Fund may accept as collateral are agreements by banks (other than the borrowers of the Fund's securities), entered into at the request of the borrower and for its account and risk, under which the banks are obligated to pay to the Fund, while the letter is in effect, amounts demanded by the Fund if the demand meets the terms of the letter. The Fund's right to make this demand secures the borrower's obligations to it. The terms of any such letters and the creditworthiness of the banks providing them (which might include the Fund's custodian bank)
must be satisfactory to WRIMCO. The Fund will make loans only under rules of the New York Stock Exchange (NYSE), which presently require the borrower to give the securities back to the Fund within five business days after the
Fund gives notice to do so. If the Fund loses its voting rights on securities loaned, it will have the securities returned to it in time to vote them if a material event affecting the investment is to be voted on.
The Fund may pay reasonable finder's, administrative and custodian fees in connection with loans of securities.

     Some, but not all, of these rules are necessary to meet requirements of certain laws relating to securities loans. These rules will not be changed unless the change is permitted under these requirements. The requirements do not cover these present rules which may be changed without shareholder vote as to (1) whom securities may be loaned, (2) the investment of cash collateral, or (3) voting rights.

     There may be risks of delay in receiving additional collateral from the borrower if the market value of the securities loaned increases, as well as risks of delay in recovering the securities loaned or even loss of rights in collateral should the borrower fail financially.

   Loans and Other Direct Debt Instruments

     Direct debt instruments are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates (loans and loan participations), to suppliers of goods or services (trade claims or other receivables), or to other parties. W&R Asset Strategy Fund may invest in direct debt instruments, subject to its policies regarding the quality of debt securities.

     Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the borrower for payment of principal and interest. Direct debt instruments may not be rated by any nationally recognized rating service. If W&R Asset Strategy Fund does not receive scheduled interest or principal payments on such indebtedness, the
Fund's share price and yield could be adversely affected. Loans that are fully secured offer the Fund more protections than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower's obligation, or that the collateral could be liquidated. Indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks, and may be highly speculative.
Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Direct indebtedness of developing countries also involves a risk that the governmental entities responsible for the repayment of the debt may be unable, or unwilling, to pay interest and principal when due.

     Investments in loans through direct assignment of a financial institution's interests with respect to a loan may involve additional risks to W&R Asset Strategy Fund. For example, if a loan is foreclosed, the Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. Direct debt instruments may also involve a risk of insolvency of the lending bank or other intermediary. Direct debt instruments that are not in the form of securities may offer less legal protection to the Fund in the event of fraud or misrepresentation. In the absence of definitive regulatory guidance, the Fund relies on WRIMCO's research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the
Fund.

     A loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. Unless, under the terms of the loan or other indebtedness, W&R Asset Strategy Fund has direct recourse against the borrower, it may have to rely on the agent to apply appropriate credit remedies against a borrower. If assets held by the agent for the benefit of the Fund were determined to be subject to the claims of the agent's general creditors, the Fund might incur certain costs and delays in realizing payment on the loan or loan participation and could suffer a loss of principal or interest.

     Investments in direct debt instruments may entail less legal protection for W&R Asset Strategy Fund. Direct indebtedness purchased by the Fund may include letters of credit, revolving credit facilities, or other standby financing commitments obligating the Fund to pay additional cash on demand. These commitments may have the effect of requiring the Fund to increase its investment in a borrower at a time when it would not otherwise have done so, even if the borrower's condition makes it unlikely that the amount will ever be repaid. The Fund will set aside appropriate liquid assets in a segregated custodial account to cover its potential obligations under standby financing commitments.

     For purposes of the limitations on the amount of total assets that W&R
Asset Strategy Fund will invest in any one issuer or in issuers within the same industry, the Fund generally will treat the borrower as the issuer of indebtedness held by the Fund. In the case of loan participations where a bank or other lending institution serves as financial intermediary between the Fund and the borrower, if the participation does not shift to the Fund the direct debtor-creditor relationship with the borrower, Securities and
Exchange Commission (SEC) interpretations require the Fund, in appropriate circumstances, to treat both the lending bank or other lending institution and the borrower as issuers for these purposes. Treating a financial intermediary as an issuer of indebtedness may restrict the Fund's ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

   Money Market Instruments

     Money market instruments are high-quality, short-term debt instruments that generally present minimal credit risk. They may include U.S.
Government securities, commercial paper and other short-term corporate obligations, certificates of deposit and other financial institution obligations. These instruments may carry fixed or variable interest rates.

   Mortgage-Backed and Asset-Backed Securities

      Mortgage-Backed Securities.Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property and include single- and multi-class pass-through securities and collateralized mortgage obligations. Multi-
class pass-through securities and collateralized mortgage obligations are collectively referred to in this SAI as CMOs. Some CMOs are directly supported by other CMOs, which in turn are supported by mortgage pools.
Investors typically receive payments out of the interest and principal on the underlying mortgages. The portions of the payments that investors receive, as well as the priority of their rights to receive payments, are determined by the specific terms of the CMO class.

     The U.S. Government mortgage-backed securities in which the Fund may invest include mortgage-backed securities issued or guaranteed as to the payment of principal and interest (but not as to market value) by the
Federal National Mortgage Association (Fannie Mae), Government National
Mortgage Association (Ginnie Mae), or Federal Home Loan Mortgage
Corporation (Freddie Mac). Other mortgage-backed securities are issued by private issuers, generally originators of and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers and special purpose entities. Payments of principal and interest (but not the market value) of such private mortgage-backed securities may be supported by pools of mortgage loans or other mortgage-
backed securities that are guaranteed, directly or indirectly, by the U.S.
Government or one of its agencies or instrumentalities, or they may be issued without any government guarantee of the underlying mortgage assets but with some form of non-government credit enhancement. These credit enhancements do not protect investors from changes in market value.

     The Funds may purchase mortgage-backed securities issued by both government and non-government entities such as banks, mortgage lenders or other financial institutions. Other types of mortgage-backed securities will likely be developed in the future, and the Funds may so invest as long as WRIMCO determines that such investments are consistent with the Fund's goals and investment policies.

      Stripped Mortgage-Backed Securities. Stripped mortgage-backed securities are created when a U.S. Government agency or a financial institution separates the interest and principal components of a mortgage-
backed security and sells them as individual securities. The holder of the principal-only security (PO) receives the principal payments made by the underlying mortgage-backed security, while the holder of the interest-only security (IO) receives interest payments from the same underlying security.

     For example, IO classes are entitled to receive all or a portion of the interest, but none (or only a nominal amount) of the principal payments, from the underlying mortgage assets. If the mortgage assets underlying an IO experience greater than anticipated principal prepayments, then the total amount of interest allocable to the IO class, and therefore the yield to investors, generally will be reduced. In some instances, an investor in an IO may fail to recoup all of the investor's initial investment, even if the security is guaranteed by the U.S. Government or considered to be of the highest quality. Conversely, PO classes are entitled to receive all or a portion of the principal payments, but none of the interest, from the underlying mortgage assets. PO classes are purchased at substantial discounts from par, and the yield to investors will be reduced if principal payments are slower than expected. IOs, POs and other
CMOs involve special risks, and evaluating them requires special knowledge.

     Asset-Backed Securities.Asset-backed securities have structural characteristics similar to mortgage-backed securities, as discussed above.
However, the underlying assets are not first lien mortgage loans or interests therein, but include assets such as motor vehicle installment sales contracts, other installment sale contracts, home equity loans, leases of various types of real and personal property and receivables from revolving credit (credit card) agreements. Such assets are securitized through the use of trusts or special purpose corporations. Payments or distributions of principal and interest may be guaranteed up to a certain amount and for a certain time period by a letter of credit or pool insurance policy issued by a financial institution unaffiliated with the issuer, or other credit enhancements may be present. The value of asset-
backed securities may also depend on the creditworthiness of the servicing agent for the loan pool, the originator of the loans or the financial institution providing the credit enhancement.

      Special Characteristics of Mortgage-Backed and Asset-Backed
Securities.The yield characteristics of mortgage-backed and asset-backed securities differ from those of traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other obligations generally may be prepaid at any time. Prepayments on a pool of mortgage loans are influenced by a variety of economic, geographic, social and other factors, including changes in mortgagors' housing needs, job transfers, unemployment, mortgagors' net equity in the mortgaged properties and servicing decisions.
Generally, however, prepayments on fixed-rate mortgage loans will increase during a period of falling interest rates and decrease during a period of rising interest rates. Similar factors apply to prepayments on asset-backed securities, but the receivables underlying asset-backed securities generally are of a shorter maturity and thus are likely to experience substantial prepayments. Such securities, however, often provide that for a specified time period the issuers will replace receivables in the pool that are repaid with comparable obligations. If the issuer is unable to do so, repayment of principal on the asset-backed securities may commence at an earlier date.

     The rate of interest on mortgage-backed securities is lower than the interest rates paid on the mortgages included in the underlying pool due to the annual fees paid to the servicer of the mortgage pool for passing through monthly payments to certificate holders and to any guarantor and due to any yield retained by the issuer. Actual yield to the holder may vary from the coupon rate, even if adjustable, if the mortgage-backed securities are purchased or traded in the secondary market at a premium or discount. In addition, there is normally some delay between the time the issuer receives mortgage payments from the servicer and the time the issuer makes the payments on the mortgage-backed securities, and this delay reduces the effective yield to the holder of such securities.

     Yields on pass-through securities are typically quoted by investment dealers and vendors based on the maturity of the underlying instruments and the associated average life assumption. The average life of pass-through pools varies with the maturities of the underlying mortgage loans. A pool's term may be shortened by unscheduled or early payments of principal on the underlying mortgages. Because prepayment rates of individual pools vary widely, it is not possible to predict accurately the average life of a particular pool. In the past, a common industry practice has been to assume that prepayments on pools of fixed-rate 30-year mortgages would result in a
12-year average life for the pool. At present, mortgage pools, particularly those with loans with other maturities or different characteristics, are priced on an assumption of average life determined for each pool. In periods of declining interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of a pool of mortgage-
related securities. Conversely, in periods of rising interest rates, the rate of prepayment tends to decrease, thereby lengthening the actual average life of the pool. Changes in the rate or speed of these payments can cause the value of the mortgage backed securities to fluctuate rapidly.
However, these effects may not be present, or may differ in degree, if the mortgage loans in the pools have adjustable interest rates or other special payment terms, such as a prepayment charge. Actual prepayment experience may cause the yield of mortgage-backed securities to differ from the assumed average life yield.

The market for privately issued mortgage-backed and asset-backed securities is smaller and less liquid than the market for U.S. Government mortgage-
backed securities. CMO classes may be specifically structured in a manner that provides any of a wide variety of investment characteristics, such as yield, effective maturity and interest rate sensitivity. As market conditions change, however, and especially during periods of rapid or unanticipated changes in market interest rates, the attractiveness of some
CMO classes and the ability of the structure to provide the anticipated investment characteristics may be reduced. These changes can result in volatility in the market value and in some instances reduced liquidity, of the CMO class.

   Municipal Bonds

     Municipal bonds are issued by a wide range of state and local governments, agencies and authorities for various purposes. The two main kinds of municipal bonds are general obligation bonds and revenue bonds. In general obligation bonds, the issuer has pledged its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable only from specific sources; these may include revenues from a particular facility or class of facilities or special tax or other revenue source.

     A special class of bonds issued by state and local government authorities and agencies are private activity bonds (PABs). Only those PABs the interest on which is free from Federal income taxation (although the interest may be an item of tax preference for purposes of the Federal alternative minimum tax (AMT)) will be considered municipal bonds for purposes of W&R Municipal Bond Fund's investment policies. In general, PABs are revenue bonds and are issued by or on behalf of public authorities to obtain funds to finance privately operated facilities. They generally depend for their credit quality on the credit standing of the company involved. Therefore, to the extent the Fund invests a significant amount of its total assets in bonds issued by entities in any one industry, it will be subject to the risks inherent in the industry to which the issuer belongs.

     For example, a hospital's gross receipts and net income available to service its debt are influenced by demand for hospital services, the ability of the hospital to provide the services required, management and medical capabilities, economic developments in the service area, efforts by insurers and government agencies to limit rates and expenses, confidence in the hospital, service area economic developments, competition, availability and expense of malpractice insurance, Medicaid and Medicare funding, and possible Federal legislation limiting the rates of increase of hospital charges. Significant events impacting the hospital industry in any one of these areas might adversely affect the industry's ability to service its debt or to pay principal when due.

     Life care facilities are an alternative form of long-term housing for the elderly. They are subject to a wide variety of risks. Primarily, the projects must maintain adequate occupancy levels to be able to provide revenues adequate to maintain debt service payments. Moreover, since a portion of housing, medical care and other services may be financed by an initial deposit it is important that the facility maintain adequate financial reserves to secure estimated actuarial liabilities. The ability of management to accurately forecast inflationary cost pressures weighs importantly in the process. The facilities may also be impacted by regulatory cost restrictions applied to health care delivery in general, particularly state regulations or changes in Medicare and Medicaid payments or qualifications, or restrictions imposed by medical insurance companies.
They may also face competition from alternative health care or conventional housing facilities in the private or public sector.

     Municipal leases and participation interests therein are another specific type of municipal bond. The factors that WRIMCO considers in determining whether any rated municipal lease obligations are liquid include the following:  (1) the frequency of trades and quotes for the obligations; (2) the number of dealers willing to purchase or sell the security and the number of other potential buyers; (3) the willingness of dealers to undertake to make a market in the securities; (4) the nature of marketplace trades, including the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer; (5) the likelihood that the marketability of the obligation will be maintained through the time the instrument is held; (6) the credit quality of the issuer and the lessee; and (7) the essentiality to the lessee of the property covered by the lease. Unrated municipal lease obligations are considered illiquid. These obligations, which may take the form of a lease, an installment purchase, or a conditional sale contract, are issued by state and local governments and authorities to acquire land and a variety of equipment and facilities. The Funds have not held and do not intend to hold such obligations directly as a lessor of the property but may from time to time purchase a participation interest in a municipal obligation from a bank or other third party. A participation interest gives a Fund a specified, undivided interest in the obligation in proportion to its purchased interest in the total amount of the obligation.

     Municipal leases frequently have risks distinct from those associated with general obligation or revenue bonds. State constitutions and statutes set forth requirements that states or municipalities must meet to incur debt, including voter referenda, interest rate limits or public sale requirements. Leases, installment purchases or conditional sale contracts have evolved as means for governmental issuers to acquire property and equipment without being required to meet these constitutional and statutory requirements. Many leases and contracts include non-appropriation clauses providing that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the legislative body on a yearly or other periodic basis. Non-
appropriation clauses free the issuer from debt issuance limitations. In determining the liquidity of a municipal lease obligation, WRIMCO will differentiate between direct interests in municipal leases and municipal lease-backed securities, the latter of which may take the form of a lease-
backed revenue bond, a tax-exempt asset-backed security or any other investment structure using a municipal lease-purchased agreement as its base. While the former may present liquidity issues, the latter are based on a well-established method of securing payment of a municipal lease obligation.

     WRIMCO and the Funds rely on the opinion of bond counsel for the issuer in determining whether the interest on such issuers obligations is excludable from gross income for Federal income tax purposes. If a court holds that interest on an obligation held by W&R Municipal Bond Fund is not excludable from gross income for Federal income tax purposes, the Fund will sell the obligation as soon as possible, but it might incur a loss upon such sale.

     With respect to ratings of municipal bonds (see, Appendix A), now or in the future, S&P or Moody's may use different rating designations for municipal bonds depending on their maturities on issuance or other characteristics. For example, Moody's currently rates the top four categories of municipal notes (i.e., municipal bonds generally with a maturity at the time of issuance ranging from six months to three years) as
MIG 1, MIG 2, MIG 3 and MIG 4. A Fund is not required to dispose of any municipal bond if its rating falls below the rating required for its purchase, nor does such a fall in rating affect the amount of unrated municipal bonds that a Fund may buy.

   Options, Futures and Other Strategies

      General.WRIMCO may use certain options, futures contracts
(sometimes referred to as futures), options on futures contracts, forward currency contracts, swaps, caps, floors, collars, indexed securities and other derivative instruments (collectively, Financial Instruments) to attempt to enhance income or yield or to attempt to hedge a Fund's investments. The strategies described below may be used in an attempt to manage the risks of a Fund's investments that can affect fluctuation in its
NAV.

     Generally, a Fund may purchase and sell any type of Financial
Instrument. However, as an operating policy, a Fund will only purchase or sell a particular Financial Instrument if the Fund is authorized to invest in the type of asset by which the return on, or value of, the Financial
Instrument is primarily measured. If a Fund is authorized to invest in foreign securities, it may purchase and sell foreign currency derivatives.

     Hedging strategies can be broadly categorized as short hedges and long hedges. A short hedge is a purchase or sale of a Financial Instrument intended partially or fully to offset potential declines in the value of one or more investments held in a Fund's portfolio. Thus, in a short hedge, the Fund takes a position in a Financial Instrument whose price is expected to move in the opposite direction of the price of the investment being hedged.

     Conversely, a long hedge is a purchase or sale of a Financial
Instrument intended partially or fully to offset potential increases in the acquisition cost of one or more investments that a Fund intends to acquire.
Thus, in a long hedge, the Fund takes a position in a Financial Instrument whose price is expected to move in the same direction as the price of the prospective investment being hedged. A long hedge is sometimes referred to as an anticipatory hedge. In an anticipatory hedge transaction, the Fund does not own a corresponding security and, therefore, the transaction does not relate to a security the Fund owns. Rather, it relates to a security that the Fund intends to acquire. If the Fund does not complete the hedge by purchasing the security it anticipated purchasing, the effect on the
Fund's holdings is the same as if the transaction were entered into for speculative purposes.

     Financial Instruments on securities generally are used to attempt to hedge against price movements in one or more particular securities positions that a Fund owns or intends to acquire. Financial Instruments on indexes, in contrast, generally are used to attempt to hedge against price movements in market sectors in which a Fund has invested or expects to invest. Financial Instruments on debt securities may be used to hedge either individual securities or broad debt market sectors.

     The use of Financial Instruments is subject to applicable regulations of the Securities and Exchange Commission (SEC), the several exchanges upon which they are traded and the Commodity Futures Trading Commission (CFTC).
In addition, a Fund's ability to use Financial Instruments is limited by tax considerations. See Taxes.

     In addition to the instruments, strategies and risks described below,
WRIMCO expects to discover additional opportunities in connection with
Financial Instruments and other similar or related techniques. These new opportunities may become available as WRIMCO develops new techniques, as regulatory authorities broaden the range of permitted transactions and as new Financial Instruments or other techniques are developed. WRIMCO may utilize these opportunities to the extent that they are consistent with a
Fund's goal(s) and permitted by a Fund's investment limitations and applicable regulatory authorities. A Fund might not use any of these strategies, and there can be no assurance that any strategy used will succeed. The Funds' Prospectus or SAI will be supplemented to the extent that new products or techniques involve materially different risks than those described below or in the Prospectus.

      Special Risks.The use of Financial Instruments involves special considerations and risks, certain of which are described below. In general, these techniques may increase the volatility of a Fund and may involve a small investment of cash relative to the magnitude of the risk assumed.
Risks pertaining to particular Financial Instruments are described in the sections that follow:

     (1)  Successful use of most Financial Instruments depends upon
WRIMCO's ability to predict movements of the overall securities, currency and interest rate markets, which requires different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular strategy will succeed, and use of Financial Instruments could result in a loss, regardless of whether the intent was to reduce risk or increase return.

     (2)  There might be imperfect correlation, or even no correlation, between price movements of a Financial Instrument and price movements of the investments being hedged. For example, if the value of a Financial
Instrument used in a short hedge increased by less than the decline in value of the hedged investment, the hedge would not be fully successful.
Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculation or other pressures on the markets in which Financial Instruments are traded. The effectiveness of hedges using Financial Instruments on indexes will depend on the degree of correlation between price movements in the index and price movements in the securities being hedged.

     Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized contracts available will not match a Fund's current or anticipated investments exactly. A Fund may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which it typically invests, which involves a risk that the options or futures position will not track the performance of the
Fund's other investments.

     Options and futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match a Fund's investments well. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. A Fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a Fund's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

     (3)  If successful, the above-discussed strategies can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements. However, such strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements. For example, if a Fund entered into a short hedge because WRIMCO projected a decline in the price of a security in the Fund's portfolio, and the price of that security increased instead, the gain from that increase might be wholly or partially offset by a decline in the price of the Financial
Instrument. Moreover, if the price of the Financial Instrument declined by more than the increase in the price of the security, the Fund could suffer a loss. In either such case, the Fund would have been in a better position had it not attempted to hedge at all.

     (4)  As described below, a Fund might be required to maintain assets as cover, maintain segregated accounts or make margin payments when it takes positions in Financial Instruments involving obligations to third parties (i.e., Financial Instruments other than purchased options). If the
Fund were unable to close out its positions in such Financial Instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured. These requirements might impair the Fund's ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time.

     (5)  A Fund's ability to close out a position in a Financial
Instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the other party to the transaction (counterparty) to enter into a transaction closing out the position. Therefore, there is no assurance that any position can be closed out at a time and price that is favorable to the Fund.

      Cover.Transactions using Financial Instruments, other than purchased options, expose a Fund to an obligation to another party. Each
Fund will comply with SEC guidelines regarding cover for these instruments and will, if the guidelines so require, set aside cash or liquid assets in an account with its custodian in the prescribed amount as determined daily.
A Fund will not enter into any such transactions unless it owns either (1)
an offsetting (covered) position in securities, currencies or other options, futures contracts or forward contracts, or (2) cash and liquid assets with a value, marked-to-market daily, sufficient to cover its potential obligations to the extent not covered as provided in (1) above.

     Assets used as cover or held in an account cannot be sold while the position in the corresponding Financial Instrument is open, unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of a Fund's assets to cover or to segregated accounts could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

      Options.A call option gives the purchaser the right to buy, and obligates the writer to sell, the underlying investment at the agreed-upon price during the option period. A put option gives the purchaser the right to sell, and obligates the writer to buy, the underlying investment at the agreed-upon price during the option period. Purchasers of options pay an amount, known as a premium, to the option writer in exchange for the right under the option contract.

     The purchase of call options can serve as a long hedge, and the purchase of put options can serve as a short hedge. Writing put or call options can enable a Fund to enhance income or yield by reason of the premiums paid by the purchasers of such options. However, if the market price of the security underlying a put option declines to less than the exercise price of the option, minus the premium received, the Fund would expect to suffer a loss.

     Writing call options can serve as a limited short hedge, because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security or currency appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised and the Fund will be obligated to sell the security or currency at less than its market value. If the call option is an OTC option, the securities or other assets used as cover would be considered illiquid to the extent described under Illiquid Investments.

     Writing put options can serve as a limited long hedge because increases in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security or currency depreciates to a price lower than the exercise price of the put option, it can be expected that the put option will be exercised and the Fund will be obligated to purchase the security or currency at more than its market value. If the put option is an OTC option, the securities or other assets used as cover would be considered illiquid to the extent described under Illiquid Investments.

     The value of an option position will reflect, among other things, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment, the historical price volatility of the underlying investment and general market conditions. Options that expire unexercised have no value.

     A Fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, the Fund may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option; this is known as a closing purchase transaction. Conversely, the Fund may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction. Closing transactions permit the Fund to realize profits or limit losses on an option position prior to its exercise or expiration.

     A type of put that a Fund may purchase is an optional delivery standby commitment, which is entered into by parties selling debt securities to the
Fund. An optional delivery standby commitment gives the Fund the right to sell the security back to the seller on specified terms. This right is provided as an inducement to purchase the security.

      Risks of Options on Securities. Options offer large amounts of leverage, which will result in a Fund's NAV being more sensitive to changes in the value of the related instrument. Each Fund may purchase or write both exchange-traded and OTC options. Exchange-traded options in the United
States are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, guarantees completion of every exchange-traded option transaction. In contrast, OTC options are contracts between a Fund and its counterparty (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when a Fund purchases an OTC option, it relies on the counterparty from whom it purchased the option to make or take delivery of the underlying investment upon exercise of the option. Failure by the counterparty to do so would result in the loss of any premium paid by the Fund as well as the loss of any expected benefit of the transaction.

     A Fund's ability to establish and close out positions in exchange-
listed options depends on the existence of a liquid market. However, there can be no assurance that such a market will exist at any particular time.
Closing transactions can be made for OTC options only by negotiating directly with the counterparty, or by a transaction in the secondary market if any such market exists. There can be no assurance that a Fund will in fact be able to close out an OTC option position at a favorable price prior to expiration. In the event of insolvency of the counterparty, the Fund might be unable to close out an OTC option position at any time prior to its expiration.

     If a Fund were unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit.
The inability to enter into a closing purchase transaction for a covered call option written by a Fund could cause material losses because the Fund would be unable to sell the investment used as cover for the written option until the option expires or is exercised.

      Options On Indexes. Puts and calls on indexes are similar to puts and calls on securities or futures contracts except that all settlements are in cash and gain or loss depends on changes in the index in question rather than on price movements in individual securities or futures contracts. When a Fund writes a call on an index, it receives a premium and agrees that, prior to the expiration date, the purchaser of the call, upon exercise of the call, will receive from the Fund an amount of cash if the closing level of the index upon which the call is based is greater than the exercise price of the call. The amount of cash is equal to the difference between the closing price of the index and the exercise price of the call times a specified multiple (multiplier), which determines the total dollar value for each point of such difference. When a Fund buys a call on an index, it pays a premium and has the same rights as to such call as are indicated above. When a Fund buys a put on an index, it pays a premium and has the right, prior to the expiration date, to require the seller of the put, upon the Fund's exercise of the put, to deliver to the Fund an amount of cash if the closing level of the index upon which the put is based is less than the exercise price of the put, which amount of cash is determined by the multiplier, as described above for calls. When a Fund writes a put on an index, it receives a premium and the purchaser of the put has the right, prior to the expiration date, to require the Fund to deliver to it an amount of cash equal to the difference between the closing level of the index and the exercise price times the multiplier if the closing level is less than the exercise price.

      Risks of Options on Indexes. The risks of investment in options on indexes may be greater than options on securities. Because index options are settled in cash, when a Fund writes a call on an index it cannot provide in advance for its potential settlement obligations by acquiring and holding the underlying securities. A Fund can offset some of the risk of writing a call index option by holding a diversified portfolio of securities similar to those on which the underlying index is based.
However, the Fund cannot, as a practical matter, acquire and hold a portfolio containing exactly the same securities as underlie the index and, as a result, bears a risk that the value of the securities held will vary from the value of the index.

     Even if a Fund could assemble a portfolio that exactly reproduced the composition of the underlying index, it still would not be fully covered from a risk standpoint because of the timing risk inherent in writing index options. When an index option is exercised, the amount of cash that the holder is entitled to receive is determined by the difference between the exercise price and the closing index level on the date when the option is exercised. As with other kinds of options, the Fund as the call writer will not learn that the Fund has been assigned until the next business day at the earliest. The time lag between exercise and notice of assignment poses no risk for the writer of a covered call on a specific underlying security, such as a common stock, because there the writer's obligation is to deliver the underlying security, not to pay its value as of a fixed time in the past. So long as the writer already owns the underlying security, it can satisfy its settlement obligations by simply delivering it, and the risk that its value may have declined since the exercise date is borne by the exercising holder. In contrast, even if the writer of an index call holds securities that exactly match the composition of the underlying index, it will not be able to satisfy its assignment obligations by delivering those securities against payment of the exercise price. Instead, it will be required to pay cash in an amount based on the closing index value on the exercise date. By the time it learns that it has been assigned, the index may have declined, with a corresponding decline in the value of its portfolio. This timing risk is an inherent limitation on the ability of index call writers to cover their risk exposure by holding securities positions.

     If a Fund has purchased an index option and exercises it before the closing index value for that day is available, it runs the risk that the level of the underlying index may subsequently change. If such a change causes the exercised option to fall out-of-the-money, the Fund will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer.

      OTC Options.Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size and strike price, the terms of OTC options (options not traded on an exchange) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows a Fund great flexibility to tailor the option to its needs, OTC options generally involve greater risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.

     Generally, OTC foreign currency options used by a Fund are European-
style options. This means that the option is only exercisable immediately prior to its expiration. This is in contrast to American-style options, which are exercisable at any time prior to the expiration date of the option.

      Futures Contracts and Options on Futures Contracts. The purchase of futures contracts or call options on futures contracts can serve as a long hedge, and the sale of futures contracts or the purchase of put options on a futures contract can serve as a short hedge. Writing call options on futures contracts can serve as a limited short hedge, using a strategy similar to that used for writing call options on securities or indexes.
Similarly, writing put options on futures contracts can serve as a limited long hedge. Futures contracts and options on futures contracts can also be purchased and sold to attempt to enhance income or yield.

     In addition, futures contract strategies can be used to manage the average duration of a Fund's fixed-income portfolio. If WRIMCO wishes to shorten the average duration of a Fund's fixed-income portfolio, the Fund may sell a debt futures contract or a call option thereon, or purchase a put option on that futures contract. If WRIMCO wishes to lengthen the average duration of a Fund's fixed-income portfolio, the Fund may buy a debt futures contract or a call option thereon, or sell a put option thereon.

     No price is paid upon entering into a futures contract. Instead, at the inception of a futures contract the Fund is required to deposit initial margin in an amount generally equal to 10% or less of the contract value.
Margin must also be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to the Fund at the termination of the transaction if all contractual obligations have been satisfied.
Under certain circumstances, such as periods of high volatility, the Fund may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.

     Subsequent variation margin payments are made to and from the futures broker daily as the value of the futures position varies, a process known as marking-to-market. Variation margin does not involve borrowing, but rather represents a daily settlement of the Fund's obligations to or from a futures broker. When a Fund purchases an option on a futures contract, the premium paid plus transaction costs is all that is at risk. In contrast, when a Fund purchases or sells a futures contract or writes a call or put option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If the Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous.

     Purchasers and sellers of futures contracts and options on futures contracts can enter into offsetting closing transactions, similar to closing transactions on options, by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold. Positions in futures contracts and options on futures contracts may be closed only on an exchange or board of trade that provides a secondary market. However, there can be no assurance that a liquid secondary market will exist for a particular contract at a particular time. In such event, it may not be possible to close a futures contract or options position.

     Under certain circumstances, futures contracts exchanges may establish daily limits on the amount that the price of a futures contract or an option on a futures contract can vary from the previous day's settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

     If a Fund were unable to liquidate a futures contract or an option on a futures position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position.
In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the futures contract or option or to maintain cash or liquid assets in an account.

      Risks of Futures Contracts and Options Thereon. The ordinary spreads between prices in the cash and futures markets (including the options on futures market), due to differences in the natures of those markets, are subject to the following factors which may create distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions, which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions.
Due to the possibility of distortion, a correct forecast of general interest rate, currency exchange rate or stock market trends by WRIMCO may still not result in a successful transaction. WRIMCO may be incorrect in its expectations as to the extent of various interest rate, currency exchange rate or stock market movements or the time span within which the movements take place.

      Index Futures.The risk of imperfect correlation between movements in the price of an index futures contract and movements in the price of the securities that are the subject of the hedge increases as the composition of a Fund's portfolio diverges from the securities included in the applicable index. The price of the index futures contract may move more than or less than the price of the securities being hedged. If the price of the index futures contract moves less than the price of the securities that are the subject of the hedge, the hedge will not be fully effective but, if the price of the securities being hedged has moved in an unfavorable direction, the Fund would be in a better position than if it had not hedged at all. If the price of the securities being hedged has moved in a favorable direction, this advantage will be partially offset by the futures contract. If the price of the futures contract moves more than the price of the securities, the Fund will experience either a loss or a gain on the futures contract that will not be completely offset by movements in the price of the securities that are the subject of the hedge. To compensate for the imperfect correlation of movements in the price of the securities being hedged and movements in the price of the index futures contract, a
Fund may buy or sell index futures contracts in a greater dollar amount than the dollar amount of the securities being hedged if the historical volatility of the prices of the securities being hedged is more than the historical volatility of the prices of the securities included in the index. It is also possible that, where a Fund has sold index futures contracts to hedge against decline in the market, the market may advance and the value of the securities held in the portfolio may decline. If this occurred, the Fund would lose money on the futures contract and also experience a decline in value of its portfolio securities. However, while this could occur for a very brief period or to a very small degree, over time the value of a diversified portfolio of securities will tend to move in the same direction as the market indexes on which the futures contracts are based.

     Where index futures contracts are purchased to hedge against a possible increase in the price of securities before a Fund is able to invest in them in an orderly fashion, it is possible that the market may decline instead. If the Fund then concludes not to invest in them at that time because of concern as to possible further market decline or for other reasons, it will realize a loss on the futures contract that is not offset by a reduction in the price of the securities it had anticipated purchasing.

      Foreign Currency Hedging Strategies -- Special Considerations.Each
Fund (other than W&R Limited-Term Bond Fund, W&R Money Market Fund and W&R
Municipal Bond Fund) may use options and futures contracts on foreign currencies (including the euro), as described above, and forward foreign currency contracts (forward currency contracts), as described below, to attempt to hedge against movements in the values of the foreign currencies in which the Fund's securities are denominated or to attempt to enhance income or yield. Currency hedges can protect against price movements in a security that a Fund owns or intends to acquire that are attributable to changes in the value of the currency in which it is denominated. Such hedges do not, however, protect against price movements in the securities that are attributable to other causes.

     A Fund might seek to hedge against changes in the value of a particular currency when no Financial Instruments on that currency are available or such Financial Instruments are more expensive than certain other Financial Instruments. In such cases, the Fund may seek to hedge against price movements in that currency by entering into transactions using Financial Instruments on another currency or a basket of currencies, the values of which WRIMCO believes will have a high degree of positive correlation to the value of the currency being hedged. The risk that movements in the price of the Financial Instrument will not correlate perfectly with movements in the price of the currency subject to the hedging transaction is magnified when this strategy is used.

     The value of Financial Instruments on foreign currencies depends on the value of the underlying currency relative to the U.S. dollar. Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of such
Financial Instruments, a Fund could be disadvantaged by having to deal in the odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

     There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis.
Quotation information generally is representative of very large transactions in the interbank market and thus might not reflect odd-lot transactions where rates might be less favorable. The interbank market in foreign currencies is a global, round-the-clock market. To the extent the
U.S. options or futures markets are closed while the markets for the underlying currencies remain open, significant price and rate movements might take place in the underlying markets that cannot be reflected in the markets for the Financial Instruments until they reopen.

     Settlement of transactions involving foreign currencies might be required to take place within the country issuing the underlying currency.
Thus, a Fund might be required to accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign regulations regarding the maintenance of foreign banking arrangements by U.S. residents and might be required to pay any fees, taxes and charges associated with such delivery assessed in the issuing country.

      Forward Currency Contracts.Each Fund (other than W&R Limited-Term
Bond Fund, W&R Money Market Fund and W&R Municipal Bond Fund) may enter into forward currency contracts to purchase or sell foreign currencies for a fixed amount of U.S. dollars or another foreign currency. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days (term)
from the date of the forward currency contract agreed upon by the parties, at a price set at the time of the forward currency contract. These forward currency contracts are traded directly between currency traders (usually large commercial banks) and their customers.

     Such transactions may serve as long hedges; for example, a Fund may purchase a forward currency contract to lock in the U.S. dollar price of a security denominated in a foreign currency that the Fund intends to acquire. Forward currency contract transactions may also serve as short hedges; for example, a Fund may sell a forward currency contract to lock in the U.S. dollar equivalent of the proceeds from the anticipated sale of a security or a dividend or interest payment denominated in a foreign currency.

     A Fund may also use forward currency contracts to hedge against a decline in the value of existing investments denominated in foreign currency. For example, if the Fund owned securities denominated in euros, it could enter into a forward currency contract to sell euros in return for
U.S. dollars to hedge against possible declines in the euro's value. Such a hedge, sometimes referred to as a position hedge, would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. The Fund could also hedge the position by selling another currency expected to perform similarly to the euro. This type of hedge, sometimes referred to as a proxy hedge, could offer advantages in terms of cost, yield or efficiency, but generally would not hedge currency exposure as effectively as a simple hedge into U.S.
dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

     A Fund also may use forward currency contracts to attempt to enhance income or yield. The Fund could use forward currency contracts to increase its exposure to foreign currencies that WRIMCO believes might rise in value relative to the U.S. dollar, or shift its exposure to foreign currency fluctuations from one country to another. For example, if the Fund owned securities denominated in a foreign currency and WRIMCO believed that currency would decline relative to another currency, it might enter into a forward currency contract to sell an appropriate amount of the first foreign currency, with payment to be made in the second foreign currency.

     The cost to a Fund of engaging in forward currency contracts varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because forward currency contracts are usually entered into on a principal basis, no fees or commissions are involved. When the Fund enters into a forward currency contract, it relies on the counterparty to make or take delivery of the underlying currency at the maturity of the contract. Failure by the counterparty to do so would result in the loss of any expected benefit of the transaction.

     As is the case with futures contracts, purchasers and sellers of forward currency contracts can enter into offsetting closing transactions by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold. Secondary markets generally do not exist for forward currency contracts, with the result that closing transactions generally can be made for forward currency contracts only by negotiating directly with the counterparty. Thus, there can be no assurance that the
Fund will in fact be able to close out a forward currency contract at a favorable price prior to maturity. In addition, in the event of insolvency of the counterparty, the Fund might be unable to close out a forward currency contract at any time prior to maturity. In either event, the Fund would continue to be subject to market risk with respect to the position, and would continue to be required to maintain a position in securities denominated in the foreign currency or to maintain cash or liquid assets in an account.

     The precise matching of forward currency contract amounts and the value of the securities involved generally will not be possible because the value of such securities, measured in the foreign currency, will change after the forward currency contract has been established. Thus, a Fund might need to purchase or sell foreign currencies in the spot (cash) market to the extent such foreign currencies are not covered by forward currency contracts. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.

     Normally, consideration of the prospect for currency parities will be incorporated into the longer term investment decisions made with regard to overall diversification strategies. However, WRIMCO believes that it is important to have the flexibility to enter into such forward currency contracts when it determines that the best interests of the Fund will be served.

     Successful use of forward currency contracts depends on WRIMCO's skill in analyzing and predicting currency values. Forward currency contracts may substantially change a Fund's exposure to changes in currency exchange rates and could result in losses to the Fund if currencies do not perform as WRIMCO anticipates. There is no assurance that WRIMCO's use of forward currency contracts will be advantageous to a Fund or that WRIMCO will hedge at an appropriate time.

      Combined Positions.A Fund may purchase and write options in combination with each other, or in combination with futures contracts or forward contracts, to adjust the risk and return characteristics of its overall position. For example, the Fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

      Turnover.A Fund's options and futures contracts activities may affect its turnover rate and brokerage commission payments. The exercise of calls or puts written by a Fund, and the sale or purchase of futures contracts, may cause it to sell or purchase related investments, thus increasing its turnover rate. Once a Fund has received an exercise notice on an option it has written, it cannot effect a closing transaction in order to terminate its obligation under the option and must deliver or receive the underlying securities at the exercise price. The exercise of puts purchased by a Fund may also cause the sale of related investments, also increasing turnover; although such exercise is within the Fund's control, holding a protective put might cause it to sell the related investments for reasons that would not exist in the absence of the put. A
Fund will pay a brokerage commission each time it buys or sells a put or call or purchases or sells a futures contract. Such commissions may be higher than those that would apply to direct purchases or sales.

      Swaps, Caps, Floors and Collars. Each Fund may enter into swaps, caps, floors and collars to preserve a return or a spread on a particular investment or portion of its portfolio, to protect against any increase in the price of securities the Fund anticipates purchasing at a later date or to attempt to enhance yield. Swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive cash flows on a notional principal amount, e.g., an exchange of floating rate payments for fixed-rate payments. The purchase of a cap entitles the purchaser, to the extent that a specified index exceeds a predetermined value, to receive payments on a notional principal amount from the party selling the cap. The purchase of a floor entitles the purchaser, to the extent that a specified index falls below a predetermined value, to receive payments on a notional principal amount from the party selling the floor. A collar combines elements of buying a cap and selling a floor.

     Swap agreements, including caps, floors and collars, can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease the overall volatility of a Fund's investments and its share price and yield because these agreements may affect the Fund's exposure to long- or short-term interest rates (in the United States or abroad), foreign currency values, mortgage-
backed security values, corporate borrowing rates or other factors such as security prices or inflation rates.

     Swap agreements will tend to shift a Fund's investment exposure from one type of investment to another. For example, if the Fund agrees to exchange payments in U.S. dollars for payments in foreign currency, the swap agreement would tend to decrease the Fund's exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates.
Caps, floors and collars have an effect similar to buying or writing options.

     The creditworthiness of firms with which a Fund enters into swaps, caps, floors or collars will be monitored by WRIMCO. If a firm's creditworthiness declines, the value of the agreement would be likely to decline, potentially resulting in losses. If a default occurs by the other party to such transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction.

     The net amount of the excess, if any, of a Fund's obligations over its entitlements with respect to each swap will be accrued on a daily basis and an amount of cash or liquid assets having an aggregate NAV at least equal to the accrued excess will be maintained in an account with the Fund's custodian that satisfies the requirements of the 1940 Act. Each Fund will also establish and maintain such account with respect to its total obligations under any swaps that are not entered into on a net basis and with respect to any caps or floors that are written by the Fund. WRIMCO and the Funds believe that such obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to a Fund's borrowing restrictions. The position of the SEC is that assets involved in swap transactions are illiquid and are, therefore, subject to the limitations on investing in illiquid securities.

   Repurchase Agreements

     Each Fund may purchase securities subject to repurchase agreements.
The Fund will not enter into a repurchase transaction that will cause more than 10% or 15%, as applicable, of the Fund's net assets to be invested in illiquid investments, which include repurchase agreements not terminable within seven days. See, Illiquid Investments. A repurchase agreement is an instrument under which the Fund purchases a security and the seller
(normally a commercial bank or broker-dealer) agrees, at the time of purchase, that it will repurchase the security at a specified time and price. The amount by which the resale price is greater than the purchase price reflects an agreed-upon market interest rate effective for the period of the agreement. The return on the securities subject to the repurchase agreement may be more or less than the return on the repurchase agreement.

     The majority of the repurchase agreements in which a Fund will engage are overnight transactions, and the delivery pursuant to the resale typically will occur within one to five days of the purchase. The primary risk is that the Fund may suffer a loss if the seller fails to pay the agreed-upon amount on the delivery date and that amount is greater than the resale price of the underlying securities and other collateral held by the
Fund. In the event of bankruptcy or other default by the seller, there may be possible delays and expenses in liquidating the underlying securities or other collateral, decline in their value and loss of interest. The return on such collateral may be more or less than that from the repurchase agreement. The Fund's repurchase agreements will be structured so as to fully collateralize the loans. In other words, the value of the underlying securities, which will be held by the Fund's custodian bank or by a third party that qualifies as a custodian under Section 17(f) of the 1940 Act, is and, during the entire term of the agreement, will remain at least equal to the value of the loan, including the accrued interest earned thereon.
Repurchase agreements are entered into only with those entities approved by
WRIMCO.

   Restricted Securities

     Restricted securities are securities that are subject to legal or contractual restrictions on resale. However, restricted securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933, as amended, or in a registered public offering. Where registration is required, the
Fund may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to seek registration of the security.

     There are risks associated with investments in restricted securities in that there can be no assurance of a ready market for resale. Also, the contractual restrictions on resale might prevent the Fund from reselling the securities at a time when such sale would be desirable. Restricted securities that are traded in foreign markets are often subject to restrictions that prohibit resale to U.S. persons or entities or permit sales only to foreign broker-dealers who agree to limit their resale to such persons or entities. The buyer of such securities must enter into an agreement that, usually for a limited period of time, it will resell such securities subject to such restrictions. Restricted securities in which the
Fund seeks to invest need not be listed or admitted to trading on a foreign or domestic exchange and may be less liquid than listed securities. Certain restricted securities, e.g., Rule 144A securities, may be determined to be liquid in accordance with guidelines adopted by the Board of Directors. See
Illiquid Investments.

   U.S. Government Securities

     Securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities (U.S. Government securities) are high quality debt instruments issued or guaranteed as to principal or interest by the U.S.
Treasury or an agency or instrumentality of the U.S. Government. These securities include Treasury Bills (which mature within one year of the date they are issued), Treasury Notes (which have maturities of one to ten years) and Treasury Bonds (which generally have maturities of more than ten years). All such Treasury securities are backed by the full faith and credit of the United States.

     U.S. Government agencies and instrumentalities that issue or guarantee securities include, but are not limited to, the Federal Housing
Administration, Fannie Mae, Farmers Home Administration, Export-Import Bank
of the United States, Small Business Administration, Ginnie Mae, General
Services Administration, Central Bank for Cooperatives, Federal Home Loan
Banks, Freddie Mac, Farm Credit Banks, Maritime Administration, the
Tennessee Valley Authority, the Resolution Funding Corporation and the
Student Loan Marketing Association.

     Securities issued or guaranteed by U.S. Government agencies and instrumentalities are not always supported by the full faith and credit of the United States. Some, such as securities issued by the Federal Home Loan
Banks, are backed by the right of the agency or instrumentality to borrow from the Treasury. Other securities, such as securities issued by Fannie
Mae, are supported only by the credit of the instrumentality and by a pool of mortgage assets. If the securities are not backed by the full faith and credit of the United States, the owner of the securities must look principally to the agency issuing the obligation for repayment and may not be able to assert a claim against the United States in the event that the agency or instrumentality does not meet its commitment. A Fund will invest in securities of agencies and instrumentalities only if WRIMCO is satisfied that the credit risk involved is acceptable.

     U.S. Government securities may include mortgage-backed securities issued or guaranteed as to the payment of principal and interest by U.S.
Government agencies or instrumentalities including, but not limited to,
Ginnie Mae, Freddie Mac and Fannie Mae. These mortgage-backed securities include pass-through securities, participation certificates and collateralized mortgage obligations. See, Mortgage-Backed and Asset-Backed
Securities. Timely payment of principal and interest on Ginnie Mae pass-
throughs is guaranteed by the full faith and credit of the United States.
Freddie Mac and Fannie Mae are both instrumentalities of the U.S.
Government, but their obligations are not backed by the full faith and credit of the United States. It is possible that the availability and the marketability (i.e., liquidity) of the securities discussed in this section could be adversely affected by actions of the U.S. Government to tighten the availability of its credit.

   Variable or Floating Rate Instruments

     Variable or floating rate instruments (including notes purchased directly from issuers) bear variable or floating interest rates and may carry rights that permit holders to demand payment of the unpaid principal balance plus accrued interest from the issuers or certain financial intermediaries on dates prior to their stated maturities. Floating rate securities have interest rates that change whenever there is a change in a designated base rate while variable rate instruments provide for a specified periodic adjustment in the interest rate. These formulas are designed to result in a market value for the instrument that approximates its par value.

   Warrants and Rights

     Warrants are options to purchase equity securities at specified prices for a specific period of time. Their prices do not necessarily move parallel to the prices of the underlying securities. Rights are similar to warrants but normally have a short duration and are distributed directly by the issuer to its shareholders. Rights and warrants have no voting rights, receive no dividends, and have no rights with respect to the assets of the issuer. Warrants and rights are highly volatile and, therefore, more susceptible to sharp decline in value than the underlying security might
be. They are also generally less liquid than an investment in the underlying securities.

   When-Issued and Delayed-Delivery Transactions

     Each Fund may purchase securities in which it may invest on a when-
issued or delayed-delivery basis or sell them on a delayed-delivery basis.
In either case payment and delivery for the securities take place at a future date. The securities so purchased or sold are subject to market fluctuation; their value may be less or more when delivered than the purchase price paid or received. When purchasing securities on a when issued or delayed-delivery basis, the Fund assumes the rights and risks of ownership, including the risk of price and yield fluctuations. No interest accrues to the Fund until delivery and payment is completed. When the Fund makes a commitment to purchase securities on a when-issued or delayed-
delivery basis, it will record the transaction and thereafter reflect the value of securities in determining its NAV per share. When the Fund sells securities on a delayed-delivery basis, the Fund does not participate in further gains or losses with respect to the securities. When the Fund makes a commitment to sell securities on a delayed-delivery basis, it will record the transaction and thereafter value the securities at the sale price in determining the Fund's NAV per share. If the other party to a delayed-
delivery transaction fails to deliver or pay for the securities, the Fund could miss a favorable price or yield opportunity, or could suffer a loss.

     Ordinarily the Fund purchases securities on a when-issued or delayed-
delivery basis with the intention of actually taking delivery of the securities. However, before the securities are delivered to the Fund and before it has paid for them (the settlement date), the Fund could sell the securities if WRIMCO decides it is advisable to do so for investment reasons. The Fund will hold aside or segregate cash or other securities, other than those purchased on a when-issued or delayed-delivery basis, at least equal to the amount it will have to pay on the settlement date; these other securities may, however, be sold at or before the settlement date to pay the purchase price of the when-issued or delayed-delivery securities.

   Zero Coupon Securities

     Zero coupon securities are debt obligations that do not entitle the holder to any periodic payment of interest prior to maturity or do not specify a future date when the securities begin to pay current interest;
instead, they are sold at a deep discount from their face value and are redeemed at face value when they mature. Because zero coupon securities do not pay current income, their prices can be very volatile when interest rates change and generally are subject to greater price fluctuations in response to changing interest rates than prices of comparable debt obligations that make current distributions of interest in cash.

     A Fund may invest in zero coupon securities that are stripped U.S.
Treasury notes and bonds, zero coupon bonds of corporate or municipal issuers and other securities that are issued with original issue discount
(OID). The Federal tax law requires that a holder of a security with OID accrue a ratable portion of the OID on the security as income each year, even though the holder may receive no interest payment on the security during the year. Accordingly, although a Fund will receive no payments on its zero coupon securities prior to their maturity or disposition, it will have current income attributable to those securities and includable in the dividends it pays to its shareholders. The Fund will pay those dividends from its cash assets or by liquidation of portfolio securities, if necessary, at a time when it otherwise might not have done so. The Fund may realize capital gains or losses from those sales, which would increase or decrease its taxable income and/or net capital gains.

     A broker-dealer creates a derivative zero by separating the interest and principal components of a U.S. Treasury security and selling them as two individual securities. CATS (Certificates of Accrual on Treasury
Securities), TIGRs (Treasury Investment Growth Receipts), and TRs (Treasury
Receipts) are examples of derivative zeros.

     The Federal Reserve Bank creates STRIPS (Separate Trading of
Registered Interest and Principal of Securities) by separating the interest and principal components of an outstanding U.S. Treasury security and selling them as individual securities. Bonds issued by the Resolution
Funding Corporation (REFCORP) and the Financing Corporation (FICO) can also be separated in this fashion. Original issue zeros are zero coupon securities originally issued by the U.S. Government, a government agency, or a corporation in zero coupon form.

Investment Restrictions and Limitations

     Certain of the Funds' investment restrictions and other limitations are described in this SAI. The following are each Fund's fundamental investment restrictions set forth in their entirety, which, like each
Fund's goal(s), cannot be changed without shareholder approval for the affected Fund. For this purpose, shareholder approval means the approval, at a meeting of Fund shareholders, by the lesser of (1) the holders of 67%
or more of a Fund's shares represented at the meeting, if more than 50% of the Fund's outstanding shares are present in person or by proxy or (2) more than 50% of the Fund's outstanding shares. If a percentage restriction is adhered to at the time of an investment or transaction, later changes in the percentage resulting from a change in value of portfolio securities or amount of total assets will not be considered a violation of the restriction.

     (1)  Each Fund (other than W&R Asset Strategy Fund) may not buy real estate, any nonliquid interests in real estate investment trusts or interests in real estate limited partnerships; however, each of these Funds may buy obligations or instruments that it
          otherwise may buy even though the issuer invests in real estate or interests in real estate. W&R Asset Strategy Fund may not invest in real estate limited partnerships or purchase or sell real estate unless acquired as a result of ownership of
          securities (but this shall not prevent this Fund from purchasing and selling securities issued by companies or other entities or investment vehicles that deal in real estate or interests
          therein, nor shall this prevent this Fund from purchasing
          interests in pools of real estate mortgage loans);

     (2)  Each Fund (other than W&R Asset Strategy Fund) may not acquire shares of an investment company that issues redeemable
          securities. Each Fund (other than W&R Limited-Term Bond Fund, W&R
          Money Market Fund or W&R Municipal Bond Fund) may buy shares of an investment company that does not issue redeemable securities if the Fund does so in a regular transaction in the open market and in compliance with the requirements of the 1940 Act. Each of these Funds may purchase such securities if, as a result of such purchase, no more than 10% of its total assets are invested in such securities.

          As operating policies, W&R High Income Fund and W&R Science and
          Technology Fund do not intend to invest more than 5% of their respective total assets in such securities; W&R Asset Strategy
          Fund may purchase shares of another investment company subject to the restrictions and limitations of the 1940 Act;

          Notwithstanding the foregoing, each of the Funds (other than W&R
          Limited-Term Bond Fund, W&R Money Market Fund or W&R Municipal
          Bond Fund) may also acquire investment company shares as part of a merger, consolidation or other reorganization;

     (3)  No Fund may lend money or other assets, other than through certain limited types of loans; however, each Fund may buy debt securities and other obligations consistent with its goal(s) and its other investment policies and restrictions, may enter into repurchase agreements (see Repurchase Agreements) and, except W&R
          Municipal Bond Fund, may lend its portfolio securities to the extent allowed, and in accordance with the requirements, under the 1940 Act and as consistent with its goal(s) and its other investment policies and restrictions;

          The following interpretation applies to, but is not part of, this fundamental restriction:  the Fund's investments in master notes and similar instruments will not be considered to be the making of a loan.

     (4)  No Fund may invest for the purpose of exercising control or management of another issuer;

     (5)  No Fund may sell securities short (unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short) or purchase securities on margin, except that (1) this policy does not prevent a Fund from entering into short positions in foreign currency, futures contracts, options, forward contracts, swaps, caps, floors, collars and other
          financial instruments, (2) a Fund may obtain such short-term credits as are necessary for the clearance of transactions, and
          (3) a Fund may make margin payments in connection with futures contracts, options, forward contracts, swaps, caps, floors, collars and other financial instruments;

     (6)  No Fund may engage in the underwriting of securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed an underwriter under Federal securities laws;

     (7)  No Fund may invest in a security if, as a result, it would own more than 10% of the outstanding voting securities of an issuer, or if more than 5% of a Fund's total assets would be invested in securities of that issuer, provided that U.S. Government
          securities are not subject to this limitation and up to 25% of the total assets of each Fund may be invested without regard to these restrictions;

     (8)  No Fund (other than W&R Science and Technology Fund) may buy a security, except for U.S. Government securities, if, as a result,
          25% or more of the Fund's total assets would then be invested in securities of issuers having their principal business activities in the same industry, except for municipal bonds (other than
          PABs) for W&R Municipal Bond Fund and except for bank obligations and instruments for W&R Money Market Fund;

     (9)  W&R Money Market Fund and W&R Municipal Bond Fund may not
          purchase warrants;

    (10)  Each Fund (other than W&R Asset Strategy Fund) may not purchase or sell physical commodities; however, this policy does not prevent these Funds (other than W&R Money Market Fund, W&R
          Limited-Term Bond Fund or W&R Municipal Bond Fund) from
          purchasing and selling foreign currency, futures contracts, options, forward contracts, swaps, caps, floors, collars and other financial instruments. W&R Asset Strategy Fund may not purchase or sell physical commodities, except that this Fund may purchase and sell precious metals for temporary, defensive purposes; however, this policy shall not prevent this Fund from purchasing and selling foreign currency, futures contracts, options, forward contracts, swaps, caps, collars, floors and other financial instruments;

    (11)  No Fund may issue senior securities. Each Fund may, however, issue additional series and classes of shares in accordance with the Articles of Incorporation.

          Each Fund (other than W&R Asset Strategy Fund and W&R Mid Cap
          Growth Fund) may not borrow money, except that these Funds may borrow money (and pledge assets in connection therewith) from banks for temporary, extraordinary or emergency purposes but only up to 5% of their respective total assets (10% of the total assets of W&R Money Market Fund).

          W&R Asset Strategy Fund may borrow money only for emergency or extraordinary purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of the value of its total assets
          (less liabilities other than borrowings). Any borrowings that come to exceed 33 1/3% of the value of W&R Asset Strategy Fund's total assets by reason of a decline in net assets will be reduced within three days to the extent necessary to comply with the
          33 1/3% limitation. For purposes of this limitation, three days means three days, exclusive of Sundays and holidays.

          W&R Money Market Fund may not pledge, mortgage, or hypothecate assets as security for indebtedness except to secure permitted borrowings;

   (12)   Each Fund (except W&R Asset Strategy Fund) may not invest in interests in oil, gas or mineral leases or mineral development programs, including oil and gas limited partnerships;

   (13)   At least 80% of W&R Municipal Bond Fund's net assets will be invested during normal market conditions in municipal bonds; and

   (14)   No Fund may participate on a joint, or a joint and several basis, in any trading account in securities.

      The method of determining who is an issuer for purposes of the 5%
limitation in fundamental restriction (7) is non-fundamental. In particular, in applying this limitation:

     (a)  For municipal bonds created by a particular government but backed only by the assets and revenues of a subdivision of that
          government, such as an agency, instrumentality, authority or other subdivision, the Fund considers such subdivision to be the issuer;

     (b)  For PABs, the nongovernmental user of facilities financed by the user is considered a separate issuer; and

     (c)  W&R Municipal Bond Fund considers a guarantee of a municipal bond to be a separate security that would be given a value and
          included in the limitation if the value of all municipal bonds created by the guarantor and owned by the Fund exceeds 10% of the value of the Fund's total assets.

      The following investment restrictions are not fundamental and may be changed by the Board of Directors without shareholder approval:

     (1)  During normal market conditions, at least 80% of the net assets of W&R Small Cap Growth Fund will be invested in small-cap growth stocks; at least 80% of the net assets of W&R Large Cap Growth
          Fund will be invested in large-cap growth stocks; at least 80% of the net assets of W&R Mid Cap Growth Fund will be invested in mid-cap growth stocks; and at least 80% of W&R Tax-Managed Equity
          Fund's net assets will be invested in equity securities.

     (2)  During normal market conditions, at least 80% of W&R
          International Growth Fund's net assets will be invested in foreign securities and at least 65% of its total assets will be invested in at least three different countries outside the United
          States. W&R International Growth Fund may not purchase a foreign security if, as a result of such purchase, more than 75% of its total assets would be invested in issuers of any one foreign country.

     (3)  During normal market conditions, W&R Science and Technology Fund will invest at least 80% of its net assets in securities of science and technology companies.

     (4)  W&R High Income Fund will not purchase a common stock if, as a result, more than 20% of its total assets would be invested in common stocks. This 20% limit includes common stocks acquired on conversion of convertible securities, on exercise of warrants or call options or in any other voluntary manner. The Fund does not currently intend to invest more than 10% of its total assets in non-dividend-paying common stocks.

     (5)  W&R Municipal Bond Fund does not intend to invest more than 50%
          of its total assets in PABs. Up to 10% of W&R Municipal Bond
          Fund's total assets may be invested in debt securities other than municipal bonds. The Fund will have less than 25% of its total assets invested in securities of issuers located in any single state.

     (6)  At least 80% of W&R Limited-Term Bond Fund's net assets will be invested during normal market conditions in bonds.

     (7)  W&R Money Market Fund may not purchase the securities of any one issuer (other than U.S. Government securities) if, as a result of such purchase, more than 5% of its total assets would be invested in the securities of any one issuer, as determined in accordance with Rule 2a-7; provided however, the Fund may invest up to 25% of its total assets in first tier securities of a single issuer for a period of up to 3 business days after purchase. The Fund may rely on this exception only as to one issuer at a time. W&R Money Market
          Fund may not invest more than 5% of its total assets in securities rated in the second highest rating category by the requisite rating organization(s) or comparable unrated securities, with investments in such securities of any one issuer (except U.S. Government securities) limited to the greater of 1% of the Fund's total assets or $1,000,000, as determined in accordance with Rule 2a-7.

     (8)  Each Fund (other than W&R Asset Strategy Fund, W&R High Income
          Fund and W&R Money Market Fund) does not currently intend to invest in non-investment grade debt securities and unrated securities judged by WRIMCO to be of equivalent quality if, as a result, more than 5% of its total assets, respectively, would consist of such investments. W&R Asset Strategy Fund may not invest more than 35% of its total assets in non-investment grade debt securities. W&R High Income Fund may invest all of its assets in non-investment grade debt securities. W&R Limited-Term
          Bond Fund does not currently intend to invest more than 50% of its total assets in securities rated in the lowest tier of investment grade debt securities (those rated BBB by S&P or Baa by Moody's). At least 80% of W&R Municipal Bond Fund's net assets will consist of municipal bonds of investment grade. W&R Money
          Market Fund may not invest in non-investment grade debt
          securities.

     (9)  Subject to the diversification requirements of Rule 2a-7, W&R
          Money Market Fund may invest up to 10% of its total assets in
          Canadian Government obligations. W&R Money Market Fund may not invest more than 25% of its total assets in a combination of
          Canadian Government obligations and foreign bank obligations.

    (10)  W&R Asset Strategy Fund currently intends to limit its investments in foreign securities, under normal market
          conditions, to no more than 50% of its total assets. W&R High
          Income Fund may invest an unlimited amount of its total assets in foreign securities.

    (11)  Each of W&R Core Equity Fund and W&R Small Cap Growth Fund may
          invest up to 10% of its net assets, and W&R Science and
          Technology Fund may invest up to 20% of its net assets, in foreign securities. Each of W&R Large Cap Growth Fund, W&R Mid
          Cap Growth Fund and W&R Tax-Managed Equity Fund may invest up to
          25% of its total assets, respectively, in foreign securities. W&R
          Limited-Term Bond Fund and W&R Municipal Bond Fund may not invest in foreign securities.

    (12)  W&R Asset Strategy Fund, W&R Limited-Term Bond Fund and W&R
          Municipal Bond Fund do not currently intend to invest more than
          5% of their respective total assets in when-issued and delayed delivery transactions.

    (13   Each Fund may not purchase a security if, as a result, more than
          10% (15% for W&R Asset Strategy Fund, W&R Large Cap Growth Fund,
          W&R Mid Cap Growth Fund and W&R Tax-Managed Equity Fund) of its
          net assets would consist of illiquid investments.

    (14)   Each Fund (other than W&R Money Market Fund) is permitted to invest in options, futures contracts, asset-backed securities and other derivative instruments only if it is permitted to invest in the type of asset by which the return on, or value of, the derivative is measured.

    (15)  To the extent that a Fund enters into futures contracts, options on futures contracts or options on foreign currencies traded on a
          CFTC-regulated exchange, in each case other than for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish those positions
          (excluding the amount by which options are in-the-money at the time of purchase) will not exceed 5% of the liquidation value of that Fund's portfolio, after taking into account unrealized profits and unrealized losses on any contracts the Fund has entered into. (In general, a call option on a futures contract is in-the-money if the value of the underlying futures contract exceeds the strike, i.e., exercise, price of the call; a put option on a futures contract is in-the-money if the value of the underlying futures contract is exceeded by the strike price of the put.)  This policy does not limit to 5% the percentage of a
          Fund's total assets that are at risk in futures contracts, options on futures contracts and currency options.

    (16)  W&R Asset Strategy Fund may borrow money only from a bank. The
          Fund will not purchase any security while borrowings representing more than 5% of its total assets are outstanding.

    (17)  W&R Mid Cap Growth Fund may borrow only from banks and only to the extent that the value of its assets, less its liabilities other than borrowings, is equal to at least 300% of all
          borrowings including the proposed borrowing.

    (18)  W&R Asset Strategy Fund does not currently intend to invest in money market instruments rated below the highest rating category by S&P or Moody's, or if unrated, judged by WRIMCO to be of equivalent quality; provided, however, that the Fund may invest in a money market instrument rated below the highest rating category by S&P or Moody's if such instrument is subject to a letter of credit or similar unconditional credit enhancement that is rated A-1 by S&P or P-1 by Moody's, or if unrated, judged by
          WRIMCO to be of equivalent quality.

    (19)  W&R Asset Strategy Fund does not currently intend to lend assets other than securities to other parties, except by acquiring loans, loan participations, or other forms of direct debt
          instruments. (This limitation does not apply to purchases of debt securities and other obligations or to repurchase agreements.)

    (20)  W&R Asset Strategy Fund does not currently intend to invest in oil, gas, or other mineral exploration or development programs or leases.

    (21)  W&R Money Market Fund will not invest in any security whose interest rate or principal amount to be repaid, or timing of repayments, varies or floats with the value of a foreign
          currency, the rate of interest payable on foreign currency borrowings, or with any interest rate or currency other than U.S.
          dollars.

     An investment policy or limitation that states a maximum percentage of a Fund's assets that may be so invested or prescribes quality standards is typically applied immediately after, and based on, a Fund's acquisition of an asset. Accordingly, a subsequent change in the asset's value, net assets, or other circumstances will not be considered when determining whether the investment complies with a Fund's investment policies and limitations.

Portfolio Turnover

     A portfolio turnover rate is, in general, the percentage computed by taking the lesser of purchases or sales of portfolio securities for a year and dividing it by the monthly average of the market value of such securities during the year, excluding certain short-term securities. A
Fund's turnover rate may vary greatly from year to year as well as within a particular year and may be affected by cash requirements for the redemption of its shares.

     The portfolio turnover rates for the fiscal years ended March 31, 2002 and 2001 for each of the Funds were as follows:

                                       2002        2001

W&R Asset Strategy Fund               143.38%     214.77%
W&R Core Equity Fund                   22.36%      39.02%
W&R High Income Fund                   82.42%     114.89%
W&R International Growth Fund         133.83%     103.03%
W&R Large Cap Growth Fund              98.59%      75.42%
W&R Limited-Term Bond Fund             32.97%      16.10%
W&R Mid Cap Growth Fund                39.05%     110.18%
W&R Money Market Fund                      NA          NA
W&R Municipal Bond Fund                36.41%      34.78%
W&R Science and Technology Fund        90.92%     111.25%
W&R Small Cap Growth Fund              28.77%      47.85%
W&R Tax-Managed Equity Fund            95.60%      73.46%

     The portfolio turnover rate for the common stock portion of W&R Asset
Strategy Fund's portfolio for the fiscal year ended March 31, 2002 was
335.33%; the rate for the remainder of the portfolio was 81.00%.

     A high turnover rate will increase transaction costs and commission costs that will be borne by the Funds and could generate taxable income or loss.

                 INVESTMENT MANAGEMENT AND OTHER SERVICES

The Management Agreement

     W&R Funds has an Investment Management Agreement (the Management
Agreement) with WRIMCO. Under the Management Agreement, WRIMCO is employed to supervise the investments of the Funds and provide investment advice to the Funds. WRIMCO is a wholly owned subsidiary of Waddell & Reed, W&R
Fund's principal underwriter and distributor. Waddell & Reed is a wholly owned subsidiary of Waddell & Reed Financial Services, Inc., a holding company which is a wholly owned subsidiary of Waddell & Reed Financial,
Inc., a publicly held company. The address of these companies is 6300 Lamar
Avenue, P.O. Box 29217, Shawnee Mission, Kansas 66201-9217.

     The Management Agreement permits WRIMCO, or an affiliate of WRIMCO, to enter into a separate agreement for transfer agency services (the
Shareholder Servicing Agreement) and a separate agreement for accounting services (the Accounting Services Agreement) with W&R Funds. The Management
Agreement contains detailed provisions as to the matters to be considered by the Board of Directors prior to approving any Shareholder Servicing
Agreement or Accounting Services Agreement.

     WRIMCO and/or its predecessors have served as investment manager to each of the registered investment companies in the Waddell & Reed Advisors
Funds, W&R Funds, W&R Target Funds, Inc. and Waddell & Reed InvestEd
Portfolios, Inc. since each company's inception. Waddell & Reed serves as principal underwriter for W&R Funds, Waddell & Reed Advisors Funds and
Waddell & Reed InvestEd Portfolios, Inc., and acts as principal underwriter and distributor for variable life insurance and variable annuity policies for which W&R Target Funds, Inc. is the underlying investment vehicle.

     The Management Agreement was renewed by the Board of Directors at the meeting held August 22, 2001, and will continue in effect for the period from October 1, 2001, through September 30, 2002, unless sooner terminated.
The Management Agreement provides that it may be renewed year to year, provided that any such renewal has been specifically approved, at least annually, by (i) the Board of Directors, or by a vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the Fund, and (ii) the vote of a majority of the Directors who are not deemed to be
"interested persons" (as defined in the 1940 Act) of the Fund or WRIMCO
(the Disinterested Directors). The Management Agreement also provides that either party has the right to terminate it, without penalty, upon 60 days'
written notice to the other party, and that the Management Agreement automatically terminates in the event of its assignment (as defined in the
1940 Act).

     In connection with their consideration of the Management Agreement as to the Fund, the Disinterested Directors met separately with independent legal counsel. In determining whether to renew the Management Agreement as to the Fund, the Disinterested Directors, as well as the Board of
Directors, considered a number of factors, including: the nature and quality of investment management services to be provided to the Fund by
WRIMCO, including WRIMCO's investment management expertise and the personnel, resources and experience of WRIMCO; the cost to WRIMCO in providing its services under the Management Agreement and WRIMCO's profitability; whether the Fund and its shareholders will benefit from economies of scale; whether WRIMCO or any of its affiliates will receive ancillary benefits that should be taken into consideration in evaluating the investment management fee payable by the Funds; and the investment management fees paid by comparable investment companies.

Shareholder Services

     Under the Shareholder Servicing Agreement entered into between W&R
Funds and Waddell & Reed Services Company (the Agent), a subsidiary of
Waddell & Reed, the Agent performs shareholder servicing functions, including the maintenance of shareholder accounts, the issuance, transfer and redemption of shares, distribution of dividends and payment of redemptions, the furnishing of related information to W&R Funds and handling of shareholder inquiries. A new Shareholder Servicing Agreement, or amendments to the existing one, may be approved by the Board of
Directors without shareholder approval.

Accounting Services

     Under the Accounting Services Agreement entered into between W&R Funds and the Agent, the Agent provides W&R Funds with bookkeeping and accounting services and assistance, including maintenance of Fund records, pricing of
Fund shares, preparation of prospectuses for existing shareholders, preparation of proxy statements and certain shareholder reports. A new
Accounting Services Agreement, or amendments to an existing one, may be approved by the Board of Directors without shareholder approval.

Payments for Management, Accounting and Shareholder Services

     Under the Management Agreement, for WRIMCO's management services, W&R
Funds pays WRIMCO a fee as described in the Prospectuses. The management fees paid to WRIMCO during the fiscal years ended March 31, 2002, 2001 and
2000 for each of the Funds then in existence were as follows:

                               2002           2001              2000

W&R Asset Strategy Fund    $  399,103    $  401,818          $  289,366
W&R Core Equity Fund        2,893,713     3,869,543           3,827,376
W&R High Income Fund                0[1]          0[1]          136,556
W&R International Growth      950,632     1,544,356           1,274,648
Fund
W&R Large Cap Growth Fund     154,239[1]     69,709[1],[2]           NA
W&R Limited-Term Bond          57,632[1]          0[1]           30,177
Fund
W&R Mid Cap Growth Fund             0[1]          0[1],[2]           NA
W&R Money Market Fund               0[1]          0[1],[2]           NA
W&R Municipal Bond Fund       141,690       138,980             202,017
W&R Science an
Technology Fund             1,208,793     1,723,401           1,213,722
W&R Small Cap Growth Fund   4,399,320     5,539,787           5,008,973
W&R Tax-Managed Equity              0[1]          0[1],[2]           NA
Fund

[1]WRIMCO has voluntarily agreed to waive its investment management fee on any day that a Fund's net assets are less than $25 million, subject to
WRIMCO's right to change or modify this waiver. If WRIMCO had not waived any portion of its fee, the management fees to WRIMCO by W&R High Income
Fund, W&R Large Cap Growth Fund, W&R Limited-Term Bond Fund, W&R Mid Cap
Growth Fund, W&R Money Market Fund and W&R Tax-Managed Equity Fund for the
fiscal year ended March 31, 2002 would have been $123,648, $35,950,
$60,360, $165,432, $56,110 and $36,744, respectively. If WRIMCO had not waived any portion of its fee, the management fees paid to WRIMCO by W&R
High Income Fund, W&R Large Cap Growth Fund, W&R Limited-Term Bond Fund,
W&R Mid Cap Growth Fund, W&R Money Market Fund and W&R Tax-Managed Equity
Fund for the fiscal year ended March 31, 2001 would have been $126,954,
$113,179, $95,901, $78,270, $20,736 and $25,656, respectively. If WRIMCO had not waived any portion of its fee, the management fees paid to WRIMCO by W&R High Income Fund and W&R Limited-Term Bond Fund for the fiscal year ended March 31, 2000 would have been $161,459 and $116,160, respectively.
[2]For the period from 6/30/00, the date of the initial public offering, to
 3/31/01.

     For purposes of calculating the daily fee, W&R Funds does not include money owed to it by Waddell & Reed for shares which it has sold but not yet paid to W&R Funds. W&R Funds accrues and pays this fee daily.

     Under the Shareholder Servicing Agreement, effective December 1, 2001, with respect to Class A, Class B and Class C shares, each Fund paid the
Agent a monthly fee as follows:

     For W&R Asset Strategy Fund, an amount payable on the first day of each month of $1.5792 for each account of the Fund which was in existence during any portion of the immediately preceding month.

     For W&R High Income Fund, W&R Limited-Term Bond Fund and W&R Municipal
Bond Fund, an amount payable on the first day of each month of $1.6958 for each account of the Fund which was in existence during any portion of the immediately preceding month.

     For W&R International Growth Fund, W&R Large Cap Growth Fund, W&R Mid
Cap Growth Fund, W&R Science and Technology Fund, W&R Small Cap Growth
Fund, W&R Tax-Managed Equity Fund and W&R Core Equity Fund, an amount payable on the first day of each month of $1.5042 for each account of a
Fund which was in existence during any portion of the immediately preceding month.

     For W&R Money Market Fund, an amount payable on the first day of each month of $1.75 for each account of the Fund which was in existence during any portion of the immediately preceding month and, in addition, for Class
A shares, the Fund also pays the Agent a monthly fee of $0.75 for each shareholder check it processes.

     With respect to Class Y shares, each Fund pays the Agent an amount payable on the first day of each month equal to 1/12 of .15 of 1% of the average daily net assets of the Class for the preceding month.

     Prior to December 1, 2001, with respect to Class A, Class B and Class
C shares, each Fund paid the Agent a monthly fee as follows:

     For W&R Asset Strategy Fund, an amount payable on the first day of each month of $1.4125 for each account of the Fund which was in existence during any portion of the immediately preceding month.

     For W&R High Income Fund, W&R Limited-Term Bond Fund and W&R Municipal
Bond Fund, an amount payable on the first day of each month of $1.6125 for each account of the Fund which was in existence during any portion of the immediately preceding month.

     For W&R International Growth Fund, W&R Large Cap Growth Fund, W&R Mid
Cap Growth Fund, W&R Science and Technology Fund, W&R Small Cap Growth
Fund, W&R Tax-Managed Equity Fund and W&R Core Equity Fund, an amount payable on the first day of each month of $1.3375 for each account of a
Fund which was in existence during any portion of the immediately preceding month.

     For W&R Money Market Fund, an amount payable on the first day of each month of $1.75 for each account of the Fund which was in existence during any portion of the immediately preceding month and, in addition, for Class
A shares, the Fund also paid the Agent a monthly fee of $0.75 for each shareholder check it processed.

     Each Fund also pays certain out-of-pocket expenses of the Agent, including:  long distance telephone communications costs; microfilm and storage costs for certain documents; forms, printing and mailing costs;
charges of any sub-agent used by Agent in performing services under the
Shareholder Servicing Agreement; and costs of legal and special services not provided by Waddell & Reed, WRIMCO or the Agent.

     Under the Accounting Services Agreement, each Fund pays the Agent a monthly fee of one-twelfth of the annual fee shown in the following table.

                          Accounting Services Fee

           Average Net Asset Level           Annual Fee
          (all dollars in millions)       Rate for Each Fund
           -------------------------        ------------------

          From $    0 to $   10                $      0
          From $   10 to $   25                $ 11,000
          From $   25 to $   50                $ 22,000
          From $   50 to $  100                $ 33,000
          From $  100 to $  200                $ 44,000
          From $  200 to $  350                $ 55,000
          From $  350 to $  550                $ 66,000
          From $  550 to $  750                $ 77,000
          From $  750 to $1,000                $ 93,500
               $1,000 and Over                 $110,000

     Plus, for each class of shares in excess of one, a Fund pays the Agent a monthly per-class fee equal to 2.5% of the monthly base fee.

    Fees paid to the Agent during the fiscal years ended March 31, 2002,
2001 and 2000 for each of the Funds then in existence were as follows:

                                  2002         2001         2000

W&R Asset Strategy Fund        $35,475      $33,194      $20,833
W&R Core Equity Fund            70,950       73,510       64,167
W&R High Income Fund            11,825       11,065       18,333
W&R International Growth Fund   44,344       47,592       41,667
W&R Large Cap Growth Fund       20,694[1]    10,840           NA
W&R Limited-Term Bond Fund      16,752       11,065       10,000
W&R Mid Cap Growth Fund         11,825[1]     5,913           NA
WW&R Money Market Fund          11,550[1]     1,925           NA
W&R Municipal Bond Fund         23,650       22,129       20,000
W&R Science and
Technology Fund                 47,300       50,548       38,333
W&R Small Cap Growth Fund       74,892       76,467       66,667
W&R Tax-Managed Equity               0            0[1]        NA
Fund

[1]For the period from 6/30/00, the date of the initial public offering, to
 3/31/01.

     Since each Fund pays a management fee for investment supervision and an accounting services fee for accounting services as discussed above,
WRIMCO and the Agent, respectively, pay all of their own expenses, except as otherwise noted in the respective agreements, in providing these services, unless otherwise referenced in the applicable agreement. Amounts paid by a Fund under the Shareholder Servicing Agreement are described above. Waddell & Reed and its affiliates pay the Directors and officers of
W&R Funds who are affiliated with Waddell & Reed and its affiliates. The
Funds pay the fees and expenses of the other Directors.

     Each Fund pays all of its other expenses. These include, for each
Fund, the costs of materials sent to shareholders, audit and outside legal fees, taxes, brokerage commissions, interest, insurance premiums, custodian fees, fees payable by the Funds under Federal or other securities laws and to the Investment Company Institute and nonrecurring and extraordinary expenses, including litigation and indemnification relating to litigation.

Distribution Arrangement

     Waddell & Reed acts as principal underwriter and distributor of the
Funds' shares pursuant to an underwriting agreement (the Underwriting
Agreement). The Underwriting Agreement requires Waddell & Reed to use its best efforts to sell the shares of the Funds but is not exclusive, and permits and recognizes that Waddell & Reed also distributes shares of other investment companies and other securities. Shares are sold on a continuous basis. Waddell & Reed is not required to sell any particular number of shares, and sells shares only for purchase orders received. Under this agreement, Waddell & Reed pays the costs of sales literature, including the costs of shareholder reports used as sales literature.

     The aggregate dollar amounts of underwriting commissions for each Fund for Class A shares for the fiscal periods shown were as follows:

                                3-31-02    3-31-01

W&R Asset Strategy Fund        $ 49,220   $ 55,325
W&R Core Equity Fund             99,876     96,329
W&R High Income Fund             26,214     10,912
W&R International Growth Fund    43,432     90,757
W&R Large Cap Growth Fund        93,171    240,775
W&R Limited-Term Bond Fund       76,997      3,780
W&R Mid Cap Growth Fund          94,488    162,467
W&R Money Market Fund               ---        ---
W&R Municipal Bond Fund           9,628      4,133
W&R Science and Technology Fund  92,478    137,599
W&R Small Cap Growth Fund       151,481    127,764
W&R Tax-Managed Equity Fund      13,670     46,961

     The aggregate dollar amounts of underwriting commissions for the Funds for Class B shares for the fiscal periods shown were as follows:

                                3-31-02    3-31-01

W&R Asset Strategy Fund         $ 9,074       $693
W&R Core Equity Fund              6,559      3,712
W&R High Income Fund              2,063         46
W&R International Growth Fund     5,074         19
W&R Large Cap Growth Fund        13,047        425
W&R Limited-Term Bond Fund          878        ---
W&R Mid Cap Growth Fund           9,288        352
W&R Money Market Fund             3,530        ---
W&R Municipal Bond Fund               0        ---
W&R Science and Technology Fund   8,035      1,046
W&R Small Cap Growth Fund         9,820        629
W&R Tax-Managed Equity Fund       1,081        ---

     The aggregate dollar amounts of underwriting commissions for the Funds for Class C shares for the fiscal periods shown were as follows:

                                3-31-02     3-31-01     3-31-00

W&R Asset Strategy Fund          $2,201      $2,300        $196
W&R Core Equity Fund              9,889      16,363       2,493
W&R High Income Fund                585         235         241
W&R International Growth Fund     1,901      15,985         617
W&R Large Cap Growth Fund         1,293       1,334          NA
W&R Limited-Term Bond Fund          706         343          20
W&R Mid Cap Growth Fund           1,264       1,009          NA
W&R Money Market Fund             4,554       2,709          NA
W&R Municipal Bond Fund           1,013         562         392
W&R Science and Technology Fund   4,189      37,148       2,222
W&R Small Cap Growth Fund         8,311      27,077       2,608
W&R Tax-Managed Equity Fund         241         404          NA

     The amounts retained by Waddell & Reed for each Fund for the fiscal periods shown were as follows:

                                3-31-02     3-31-01

W&R Asset Strategy Fund         $   ---     $   ---
W&R Core Equity Fund                ---         ---
W&R High Income Fund              3,759         ---
W&R International Growth Fund       ---         ---
W&R Large Cap Growth Fund        29,821      31,259
W&R Limited-Term Bond Fund       15,907         ---
W&R Mid Cap Growth Fund          28,804      18,016
W&R Money Market Fund               ---       2,709
W&R Municipal Bond Fund             ---         ---
W&R Science and Technology Fund     ---         ---
W&R Small Cap Growth Fund           ---         ---
W&R Tax-Managed Equity Fund       4,963      11,478

     Under the Distribution and Service Plan (the Plan) for Class A shares adopted by W&R Funds pursuant to Rule 12b-1 under the 1940 Act, (Rule 12b-1)
each Fund (other than W&R Money Market Fund) may pay Waddell & Reed a fee not to exceed 0.25% of the Fund's average annual net assets attributable to Class A shares, paid daily, to compensate Waddell & Reed for its costs and expenses in connection with, either directly or through others, the distribution of the Class A shares and/or the provision of personal services to Class A shareholders and/or maintenance of Class A shareholder accounts.

     Under the Plans adopted for Class B shares and Class C shares respectively, each Fund may pay Waddell & Reed a service fee not to exceed
0.25% of the Fund's average annual net assets attributable to that class, paid daily, to compensate Waddell & Reed, Inc. for its services, either directly or through others, in connection with the provision of personal services to shareholders of that class and/or the maintenance of shareholder accounts of that class and a distribution fee not to exceed
0.75% of the Fund's average annual net assets attributable to that class, paid monthly, to compensate Waddell & Reed for its services, either directly or through others, in connection with the distribution of shares of that class. Under the Plan adopted for Class Y shares, each Fund pays
Waddell & Reed daily a distribution and/or service fee not to exceed, on an annual basis, 0.25% of the particular Fund's Class Y NAV.

     Waddell & Reed offers the Funds' shares through its financial advisors, registered representatives and sales managers  (the sales force)and through other broker-dealers, banks and other appropriate intermediaries. In distributing shares through its sales force, Waddell &
Reed will pay commissions and incentives to the sales force at or about the time of sale and will incur other expenses including costs for prospectuses, sales literature, advertisements, sales office maintenance, processing of orders and general overhead with respect to its efforts to distribute the Funds' shares. The Plans permit Waddell & Reed to receive compensation for the class-related distribution activities through the distribution fee, subject to the limit contained in the Plan. The Plans also contemplate that Waddell & Reed may be compensated for its activities in connection with:  compensating, training and supporting registered financial advisors, sales managers and/or other appropriate personnel in providing personal services to shareholders of each Fund and/or maintaining shareholder accounts; increasing services provided to shareholders of each
Fund by office personnel located at field sales offices; engaging in other activities useful in providing personal service to shareholders of each
Fund and/or maintenance of shareholder accounts; and its arrangements with broker-dealers who may regularly sell shares of the Funds, and other third parties, for providing shareholder services and/or maintaining shareholder accounts with respect to Fund shares. Each Plan and the Underwriting
Agreement contemplate that Waddell & Reed may be compensated for these class-related distribution efforts through the distribution fee.

     The sales force and other parties may be paid continuing compensation based on the value of the shares held by shareholders to whom the member of the sales force is assigned to provide personal services, and Waddell &
Reed or its subsidiary, Waddell & Reed Services Company, as well as other parties may also provide services to shareholders through telephonic means and written communications. Waddell & Reed may pay other broker-dealers a portion of the fees it receives under the respective Plans as well as other compensation in connection with the distribution of Fund shares.

     For the fiscal period ended March 31, 2002, W&R Funds paid (or accrued) the following amounts to Waddell & Reed as distribution fees and service fees under the Class A Plan for each of the Funds:

                           Distribution   Service
Fund                           Fees         Fees

W&R Asset Strategy Fund          $2,100      $6,047
W&R Core Equity Fund              3,700      11,575
W&R High Income Fund                600       2,003
W&R International Growth Fund     4,500      10,647
W&R Large Cap Growth Fund        11,500      33,801
W&R Limited-Term Bond Fund          500       5,875
W&R Mid Cap Growth Fund           7,800      25,226
W&R Municipal Bond Fund             700       3,297
W&R Science and
Technology Fund                   5,800      16,327
W&R Small Cap Growth Fund         4,300      29,089
W&R Tax-Managed Equity            1,600       8,446
Fund

     For the fiscal period ended March 31, 2002, W&R Funds paid (or accrued) the following amounts to Waddell & Reed as distribution fees and service fees under the Class B Plan for each of the Funds:

                           Distribution   Service
Fund                           Fees         Fees

W&R Asset Strategy Fund         $17,856      $5,952
W&R Core Equity Fund             41,556      13,851
W&R High Income Fund              6,655       2,218
W&R International Growth Fund    16,000       5,335
W&R Large Cap Growth Fund        17,794       5,931
W&R Limited-Term Bond Fund        6,160       2,053
W&R Mid Cap Growth Fund          14,404       4,801
W&R Money Market Fund             3,866       1,289
W&R Municipal Bond Fund             483         161
W&R Science and
Technology Fund                  29,045       9,679
W&R Small Cap Growth Fund        49,100      16,389
W&R Tax-Managed Equity            2,551         850
Fund

     For the fiscal year ended March 31, 2002, W&R Funds paid (or accrued)
the following amounts to Waddell & Reed as distribution fees and service fees under the Class C Plan for each of the Funds:

                           Distribution   Service
Fund                           Fees         Fees

W&R Asset Strategy Fund        $380,399    $127,034
W&R Core Equity Fund          2,995,815     997,969
W&R High Income Fund            132,859      44,596
W&R International Growth Fund   728,717     242,606
W&R Large Cap Growth Fund        47,866      15,955
W&R Limited-Term Bond Fund      138,509      47,425
W&R Mid Cap Growth Fund          30,711      10,236
W&R Money Market Fund            63,950      21,317
W&R Municipal Bond Fund         190,013      63,338
W&R Science and
Technology Fund                 956,436     318,568
W&R Small Cap Growth Fund     3,461,531   1,153,226
W&R Tax-Managed Equity            9,733       3,245
Fund

     For the fiscal year ended March 31, 2002, W&R Funds paid (or accrued)
the following amounts to Waddell & Reed as distribution fees and service fees under the Class Y Plan for each of the Funds:

                             Distribution
Fund                         and Service
                                 Fees

W&R Asset Strategy Fund          $1,511
W&R Core Equity Fund              6,781
W&R High Income Fund                 50
W&R International Growth Fund    17,032
W&R Large Cap Growth Fund         1,084
W&R Limited-Term Bond Fund        4,233
W&R Mid Cap Growth Fund             588
W&R Municipal Bond Fund               4
W&R Science and
Technology Fund                   5,461
W&R Small Cap Growth Fund        92,163
W&R Tax-Managed Equity               NA
Fund

     The only Directors or interested persons, as defined in the 1940 Act, of W&R Funds who have a direct or indirect financial interest in the operation of a Plan are the officers and Directors who are also officers of either Waddell & Reed or its affiliate(s) or who are shareholders of
Waddell & Reed Financial, Inc., the indirect parent company of Waddell &
Reed. Each Plan is anticipated to benefit the applicable Fund and its shareholders affected by the particular Plan through Waddell & Reed's activities not only to distribute the affected shares of W&R Funds but also to provide personal services to shareholders of the affected class and thereby promote the maintenance of their accounts with W&R Funds. Each Fund anticipates that shareholders of a particular class may benefit to the extent that Waddell & Reed's activities are successful in increasing the assets of that Fund class, through increased sales or reduced redemptions, or a combination of these, and reducing a shareholder's share of Fund and class expenses. Increased Fund assets may also provide greater resources with which to pursue the goal(s) of a Fund. Further, continuing sales of shares may also reduce the likelihood that it will be necessary to liquidate portfolio securities, in amounts or at times that may be disadvantageous to a Fund, to meet redemption demands. In addition, each
Fund anticipates that the revenues from the Plans will provide Waddell &
Reed with greater resources to make the financial commitments necessary to continue to improve the quality and level of services to each Fund and its affected shareholders.

     To the extent that Waddell & Reed incurs expenses for which compensation may be made under the Plans that relate to distribution and service activities also involving another fund in the Waddell & Reed
Advisors Funds or W&R Funds, Inc., Waddell & Reed typically determines the amount attributable to the Fund's expenses under the Plans on the basis of a combination of the respective classes' relative net assets and number of shareholder accounts.

    As noted above, the Funds are offered through Waddell & Reed and other broker-dealers.  Waddell & Reed may pay other broker-dealers a portion of the fees it receives under the respective Plans as well as other compensation in connection with the distribution of Fund shares, including the following: 1) for Class A shares purchased at NAV by clients of Legend Equities Corporation (Legend), Waddell & Reed (or its
affiliate) may pay Legend 1.00% of net assets invested; 2) for the purchase of Class B shares, Waddell & Reed (or its affiliate) may pay
Legend 4.00% of net assets invested; 3) for the purchase of Class C shares, Waddell & Reed (or its affiliate) may pay Legend 1.00% of net assets invested.

     Each Plan and the Underwriting Agreement were approved by the Board of
Directors, including the Directors who are not interested persons of W&R
Funds or of Waddell & Reed and who have no direct or indirect financial interest in the operations of the Plans or any agreement referred to in the
Plans (hereafter the Plan Directors).

     Among other things, the Plan for each class provides that (1) Waddell
& Reed will submit to the Directors at least quarterly, and the Directors will review, reports regarding all amounts expended under the Plan and the purposes for which such expenditures were made, (2) the Plan will continue in effect only so long as it is approved at least annually, and any material amendments thereto are approved by the Directors including the
Plan Directors acting in person at a meeting called for that purpose, (3)
payments under the Plan shall not be materially increased without the affirmative vote of the holders of a majority of the outstanding shares of that class of each affected Fund, and (4) while the Plan remains in effect,

the selection and nomination of the Directors who are Plan Directors shall be committed to the discretion of the Plan Directors.

Custodial and Auditing Services

     The custodian for each Fund is UMB Bank, n.a., 928 Grand Boulevard,
Kansas City, Missouri. In general, the custodian is responsible for holding each Fund's cash and securities. Deloitte & Touche LLP, 1010 Grand
Boulevard, Kansas City, Missouri, the Funds' independent auditors, audits the Funds' financial statements.

                 PURCHASE, REDEMPTION AND PRICING OF SHARES

Determination of Offering Price

     The NAV of each class of the shares of a Fund is the value of the assets of that class, less the class's liabilities, divided by the total number of outstanding shares of that class.

     Class A shares of the Funds are sold at their next determined NAV plus the sales charge described in the Prospectuses. The sales charge is paid to
Waddell & Reed. The price makeup as of March 31, 2002, which is the date of the most recent balance sheet included in the Funds' Annual Report to
Shareholders, which is incorporated into this SAI by reference, was as follows:

      W&R Asset Strategy Fund

     NAV per Class A share (Class A
       net assets divided by Class A shares
       outstanding) ..............................  $11.33
     Add:  selling commission (5.75% of offering
       price) ....................................    0.69
                                                    ------
     Maximum offering price per Class A share
       (Class A NAV divided by 94.25%) ...........  $12.02
                                                    ======

      W&R Core Equity Fund

     NAV per Class A share (Class A
       net assets divided by Class A shares
       outstanding) ..............................   $8.89
     Add:  selling commission (5.75% of offering
       price) ....................................    0.54
                                                    ------
     Maximum offering price per Class A share
       (Class A NAV divided by 94.25%) ...........   $9.43
                                                    ======

      W&R High Income Fund

     NAV per Class A share (Class A
       net assets divided by Class A shares
       outstanding) ..............................   $8.48
     Add:  selling commission (5.75% of offering
       price) ....................................    0.52
                                                     -----
     Maximum offering price per Class A share
       (Class A NAV divided by 94.25%) ...........   $9.00
                                                     =====

      W&R International Growth Fund

     NAV per Class A share (Class A
       net assets divided by Class A shares
       outstanding) ..............................  $ 9.82
     Add:  selling commission (5.75% of offering
       price) ....................................    0.60
                                                    ------
     Maximum offering price per Class A share
       (Class A NAV divided by 94.25%) ...........  $10.42
                                                    ======

      W&R Large Cap Growth Fund

     NAV per Class A share (Class A
       net assets divided by Class A shares
       outstanding) ..............................   $9.21
     Add:  selling commission (5.75% of offering
       price) ....................................    0.56
                                                    ------
     Maximum offering price per Class A share
       (Class A NAV divided by 94.25%) ...........   $9.77
                                                    ======

      W&R Limited-Term Bond Fund

     NAV per Class A share (Class A
       net assets divided by Class A shares
       outstanding) ..............................  $10.20
     Add:  selling commission (4.25% of offering
       price) ....................................    0.45
                                                    ------
     Maximum offering price per Class A share
       (Class A NAV divided by 95.75%) ...........  $10.65
                                                    ======

      W&R Mid Cap Growth Fund

     NAV per Class A share (Class A
       net assets divided by Class A shares
       outstanding) ..............................   $8.91
     Add:  selling commission (5.75% of offering
       price) ....................................    0.54
                                                     -----
     Maximum offering price per Class A share
       (Class A NAV divided by 94.25%) ...........   $9.45
                                                     =====

      W&R Municipal Bond Fund

     NAV per Class A share (Class A
       net assets divided by Class A shares
       outstanding) ..............................  $10.61
     Add:  selling commission (4.25% of offering
       price) ....................................    0.47
                                                    ------
     Maximum offering price per Class A share
       (Class A NAV divided by 95.75%) ...........  $11.08
                                                    ======

      W&R Science and Technology Fund

     NAV per Class A share (Class A
       net assets divided by Class A shares
       outstanding) ..............................  $18.19
     Add:  selling commission (5.75% of offering
       price) ....................................    1.11
                                                    ------
     Maximum offering price per Class A share
       (Class A NAV divided by 94.25%) ...........  $19.30
                                                    ======

      W&R Small Cap Growth Fund

     NAV per Class A share (Class A
       net assets divided by Class A shares
       outstanding) ..............................  $10.59
     Add:  selling commission (5.75% of offering
       price) ....................................    0.65
                                                    ------
     Maximum offering price per Class A share
       (Class A NAV divided by 94.25%) ...........  $11.24
                                                    ======

      W&R Tax-Managed Equity Fund

     NAV per Class A share (Class A
       net assets divided by Class A shares
       outstanding) ..............................   $6.43
     Add:  selling commission (5.75% of offering
       price) ....................................    0.39
                                                     -----
     Maximum offering price per Class A share
       (Class A NAV divided by 94.25%) ...........   $6.82
                                                     =====

     The offering price of a Class A share is its NAV next calculated following acceptance of a purchase request, in good order, plus the sales charge, as applicable. The offering price of a Class B share, Class C share, Class Y share or certain Class A shares is the applicable Class NAV next calculated following acceptance of a purchase request, in good order.
The number of shares you receive for your purchase depends on the next offering price after Waddell & Reed or an authorized third party properly receives and accepts your order. You will be sent a confirmation after your purchase (except for automatic transactions) which will indicate how many shares you have purchased.

     Waddell & Reed need not accept any purchase order, and it or the Funds may determine to discontinue offering Fund shares for purchase.

     The NAV and offering price per share are computed once on each day that the NYSE is open for trading as of the later of the close of the regular session of the NYSE or the close of the regular session of any other securities or commodities exchange on which an option or futures contract held by a Fund is traded. The NYSE annually announces the days on which it will not be open for trading. The most recent announcement indicates that the NYSE will not be open on the following days:  New Year's
Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial
Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.
However, it is possible that the NYSE may close on other days. The NAV will likely change every business day, since typically the value of the assets and the number of shares outstanding change every business day. W&R Money
Market Fund is designed so that the value of each share of each class of the Fund (the NAV per share) will remain fixed at $1.00 per share except under extraordinary circumstances.

     The securities in the portfolio of each Fund, except as otherwise noted, that are listed or traded on a stock exchange, are valued on the basis of the last sale on that day or, lacking any sales, at a price that is the mean between the closing bid and asked prices. Other securities that are traded over-the-counter are priced using the Nasdaq Stock Market, which provides information on bid and asked prices quoted by major dealers in such stocks. Bonds, other than convertible bonds, are valued using a third-
party pricing system. Convertible bonds are valued using this pricing system only on days when there is no sale reported. Short-term debt securities are valued at amortized cost, which approximates market value.
When market quotations are not readily available, securities and other assets are valued at fair value as determined in good faith under procedures established by, and under the general supervision and responsibility of, the Board of Directors.

     Options and futures contracts purchased and held by a Fund are valued at the last sales price thereof on the securities or commodities exchanges on which they are traded, or, if there are no transactions, at the mean between bid and asked prices. Ordinarily, the close of the regular session for options trading on national securities exchanges is 4:10 p.m. Eastern time and the close for the regular session for commodities exchanges is
4:15 p.m. Eastern time. Futures contracts will be valued with reference to established futures exchanges. The value of a futures contract purchased by a Fund will be either the closing price of that contract or the bid price.
Conversely, the value of a futures contract sold by a Fund will be either the closing purchase price or the asked price.

     When a Fund writes a put or call, an amount equal to the premium received is included in the Statement of Assets and Liabilities as an asset, and an equivalent deferred credit is included in the liability section. The deferred credit is marked-to-market (that is, treated as sold for its fair market value) to reflect the current market value of the put or call. If a call a Fund wrote is exercised, the proceeds received on the sale of the related investment are increased by the amount of the premium the Fund received. If a Fund exercised a call it purchased, the amount paid to purchase the related investment is increased by the amount of the premium paid. If a put written by a Fund is exercised, the amount that the
Fund pays to purchase the related investment is decreased by the amount of the premium it received. If a Fund exercises a put it purchased, the amount the Fund receives from the sale of the related investment is reduced by the amount of the premium it paid. If a put or call written by a Fund expires, it has a gain in the amount of the premium; if a Fund enters into a closing purchase transaction, it will have a gain or loss depending on whether the premium was more or less than the cost of the closing transaction.

     Foreign currency exchange rates are generally determined prior to the close of trading of the regular session of the NYSE. Occasionally events affecting the value of foreign investments and such exchange rates occur between the time at which they are determined and the close of the regular session of trading on the NYSE, which events will not be reflected in a computation of a Fund's NAV on that day. If events materially affecting the value of such investments or currency exchange rates occur during such time period, the investments will be valued at their fair value as determined in good faith by or under the direction of the Board of Directors. The foreign currency exchange transactions of a Fund conducted on a spot (i.e., cash)
basis are valued at the spot rate for purchasing or selling currency prevailing on the foreign exchange market. This rate under normal market conditions differs from the prevailing exchange rate in an amount generally less than one-tenth of one percent due to the costs of converting from one currency to another.

     W&R Money Market Fund operates under Rule 2a-7 which permits it to value its portfolio on the basis of amortized cost. The amortized cost method of valuation is accomplished by valuing a security at its cost and thereafter assuming a constant amortization rate to maturity of any discount or premium, and does not reflect the impact of fluctuating interest rates on the market value of the security. This method does not take into account unrealized gains or losses.

     While the amortized cost method provides some degree of certainty in valuation, there may be periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the instrument. During periods of declining interest rates, the daily yield on the Fund's shares may tend to be higher than a like computation made by a fund with identical investments utilizing a method of valuation based upon market prices and estimates of market prices for all of its portfolio instruments and changing its dividends based on these changing prices. Thus, if the use of amortized cost by the Fund resulted in a lower aggregate portfolio value on a particular day, a prospective investor in the Fund's shares would be able to obtain a somewhat higher yield than would result from investment in such a fund, and existing investors in the Fund's shares would receive less investment income. The converse would apply in a period of rising interest rates.

     Under Rule 2a-7, the Board of Directors must establish procedures designed to stabilize, to the extent reasonably possible, the Fund's price per share as computed for the purpose of sales and redemptions at $1.00.
Such procedures must include review of the Fund's portfolio holdings by the
Board at such intervals as it may deem appropriate and at such intervals as are reasonable in light of current market conditions to determine whether the Fund's NAV calculated by using available market quotations deviates from the per share value based on amortized cost.

     For the purpose of determining whether there is any deviation between the value of the Fund's portfolio based on amortized cost and that determined on the basis of available market quotations, if there are readily available market quotations, investments are valued at the mean between the bid and asked prices. If such market quotations are not available, the investments will be valued at their fair value as determined in good faith under procedures established by and under the general supervision and responsibility of the Board of Directors, including being valued at prices based on market quotations for investments of similar type, yield and duration.

     Under Rule 2a-7, if the extent of any deviation between the NAV per share based upon available market quotations and the NAV per share based on amortized cost exceeds one-half of 1%, the Board must promptly consider what action, if any, will be initiated. When the Board believes that the extent of any deviation may result in material dilution or other unfair results to investors or existing shareholders, it is required to take such action as it deems appropriate to eliminate or reduce to the extent reasonably practicable such dilution or unfair results. Such actions could include the sale of portfolio securities prior to maturity to realize capital gains or losses or to shorten average portfolio maturity, withholding dividends or payment of distributions from capital gains, redemptions of shares in kind, or establishing a NAV per share using available market quotations.

     The procedures which the Board of Directors has adopted include changes in the dividends payable by the Fund under specified conditions, as further described under Taxes and Payments to Shareholders. The purpose of this portion of the procedures is to provide for the automatic taking of one of the actions which the Board of Directors might take should it otherwise be required to consider taking appropriate action.

Minimum Initial and Subsequent Investments

     For Class A, Class B and Class C shares, initial investments must be at least $500 (per Fund) with the exceptions described in this paragraph. A
$100 minimum initial investment pertains to exchanges of shares from one
Fund to another Fund. A $50 minimum initial investment pertains to purchases for certain retirement plan accounts and to accounts for which an investor has arranged, at the time of initial investment, to make subsequent purchases for the account by having regular monthly withdrawals of $25 or more made from a bank account. A minimum initial investment of
$25 is applicable to purchases made through payroll deduction or certain retirement plan accounts for or by employees of WRIMCO, Waddell & Reed, and their affiliates. Except with respect to certain exchanges and automatic withdrawals from a bank account, a shareholder may make subsequent investments of any amount.

     For Class Y shares, investments by government entities or authorities or by corporations must total at least $10 million within the first twelve months after initial investment. There is no initial investment minimum for other Class Y investors.

Reduced Sales Charges (Applicable to Class A Shares only)

   Account Grouping

     Large purchases of Class A shares are subject to lower sales charges.
The schedule of sales charges appears in the Prospectuses. For the purpose of taking advantage of the lower sales charges available for large purchases, a purchase in any of categories 1 through 7 listed below made by an individual or deemed to be made by an individual may be grouped with purchases in any other of these categories:

1.   Purchases by an individual for his or her own account (includes purchases under the W&R Funds Revocable Trust Form);

2.   Purchases by that individual's spouse purchasing for his or her own account (includes W&R Funds Revocable Trust Form of spouse);

3.   Purchases by that individual or his or her spouse in their joint account;

4.   Purchases by that individual or his or her spouse for the account of their child under age 21;

5.   Purchase by any custodian for the child of that individual or spouse in a Uniform Transfers to Minors Act (UTMA) or Uniform Gifts to Minors
     Act (UGMA) account;

6.   Purchases by that individual or his or her spouse for his or her individual retirement account (IRA), or salary reduction plan account under Section 457 of the Internal Revenue Code of 1986, as amended
     (the Code), provided that such purchases are subject to a sales charge
     (see Net Asset Value Purchases), tax-sheltered annuity account (TSA)
     or Keogh Plan account, provided that the individual and spouse are the only participants in the Keogh Plan; and

7.   Purchases by a trustee under a trust where that individual or his or her spouse is the settlor (the person who establishes the trust).

     For the foregoing categories, an individual's domestic partner is treated as his or her spouse.

     Examples:

     A.   Grandmother opens a UGMA account for grandson A; Grandmother has an account in her own name; A's father has an account in his own name; the UGMA account may be grouped with A's father's account but may not be grouped with Grandmother's account;

     B.   H establishes a trust naming his children as beneficiaries and appointing himself and his bank as co-trustees; a purchase made in the trust account is eligible for grouping with an IRA account of W, H's wife;

     C.   H's will provides for the establishment of a trust for the benefit of his minor children upon H's death; his bank is named as trustee; upon H's death, an account is established in the name of the bank, as trustee; a purchase in the account may be grouped with an account held by H's wife in her own name.

     D.   X establishes a trust naming herself as trustee and R, her son, as successor trustee and R and S as beneficiaries; upon X's death, the account is transferred to R as trustee; a purchase in the account may not be grouped with R's individual account. If
          X's spouse, Y, was successor trustee, this purchase could be grouped with Y's individual account.

     All purchases of Class A shares made for a participant in a multi-
participant Keogh plan may be grouped only with other purchases made under the same plan; a multi-participant Keogh plan is defined as a plan in which there is more than one participant where one or more of the participants is other than the spouse of the owner/employer.

Example A:  H has established a Keogh plan; he and his wife W are the only participants in the plan; they may group their purchases made under the plan with any purchases in categories 1 through 7 above.

Example B:  H has established a Keogh Plan; his wife, W, is a participant and they have hired one or more employees who also become
            participants in the plan; H and W may not combine any purchases made under the plan with any purchases in categories 1 through
            7 above; however, all purchases made under the plan for H, W or any other employee will be combined.

     All purchases of Class A shares made under a qualified employee benefit plan of an incorporated business will be grouped. A qualified employee benefit plan is established pursuant to Section 401 of the Code.
All qualified employee benefit plans of any one employer or affiliated employers will also be grouped. An affiliate is defined as an employer that directly, or indirectly, controls or is controlled by or is under control with another employer. All qualified employee benefit plans of an employer who is a franchisor and those of its franchisee(s) may also be grouped.

Example:  Corporation X sets up a defined benefit plan; its subsidiary,
          Corporation Y, sets up a 401(k) plan; all contributions made under both plans will be grouped.

     All purchases of Class A shares made under a simplified employee pension plan (SEP), payroll deduction plan or similar arrangement adopted by an employer or affiliated employers (as defined above) may be grouped provided that the employer elects to have all such purchases grouped at the time the plan is set up. If the employer does not make such an election, the purchases made by individual employees under the plan may be grouped with the other accounts of the individual employees described above in
Account Grouping.

     Account grouping as described above is available under the following circumstances.

   One-time Purchases

     A one-time purchase of Class A shares in accounts eligible for grouping may be combined for purposes of determining the availability of a reduced sales charge. In order for an eligible purchase to be grouped, the investor must advise Waddell & Reed at the time the purchase is made that it is eligible for grouping and identify the accounts with which it may be grouped.

Example:  H and W open an account in the Fund and invest $75,000; at the same time, H's parents open up three UGMA accounts for H and W's three minor children and invest $10,000 in each child's name; the combined purchase of $105,000 of Class A shares is subject to a reduced sales load of 4.75% provided that Waddell & Reed is advised that the purchases are entitled to grouping.

   Rights of Accumulation

     If Class A shares are held in any account and an additional purchase of Class A shares is made in that account or in any account eligible for grouping with that account, the additional purchase is combined with the
NAV of the existing account(s) as of the date the new purchase is accepted by Waddell & Reed for the purpose of determining the availability of a reduced sales charge.

Example:  H is a current Class A shareholder who invested in one of the
          Funds three years ago. His account has a NAV of $80,000. His wife, W, now wishes to invest $20,000 in Class A shares of that
          (or another) Fund. W's purchase will be combined with H's
          existing account and will be entitled to a reduced sales charge of 4.75%. H's original purchase was subject to a full sales charge and the reduced charge does not apply retroactively to that purchase.

     In order to be entitled to Rights of Accumulation, the purchaser must inform Waddell & Reed that the purchaser is entitled to a reduced charge and provide Waddell & Reed with the name and number of the existing account(s) with which the purchase may be combined.

   Letter of Intent

     The benefit of a reduced sales charge for larger purchases of Class A shares is also available under a Letter of Intent (LOI). By signing an LOI form, which is available from Waddell & Reed, the purchaser indicates an intention to invest in Class A shares, over a 13-month period, a dollar amount which is sufficient to qualify for a reduced sales charge. The 13-
month period begins on the date the first purchase made under the LOI is accepted by Waddell & Reed. Each purchase made from time to time under the
LOI is treated as if the purchaser were buying at one time the total amount which he or she intends to invest. The sales charge applicable to all purchases of Class A shares made under the terms of the LOI will be the sales charge in effect on the beginning date of the 13-month period.

     In determining the amount which the purchaser must invest in order to qualify for a reduced sales charge under an LOI, the investor's Rights of
Accumulation (see above) will be taken into account; that is, Class A shares already held in the same account in which the purchase is being made or in any account eligible for grouping with that account, as described above, will be included.

Example:  H signs an LOI indicating his intent to invest in his own name a dollar amount sufficient to entitle him to purchase Class A shares at the sales charge applicable to a purchase of $100,000.
          H has an IRA account and the Class A shares held under the IRA in a Fund have a NAV as of the date the LOI is accepted by Waddell &
          Reed of $15,000; H's wife, W, has an account in her own name invested in another Fund which charges the same sales load as the
          Fund, with a NAV as of the date of acceptance of the LOI of
          $10,000; H needs to invest $75,000 in Class A shares over the 13-
          month period in order to qualify for the reduced sales load applicable to a purchase of $100,000.

     A copy of the LOI signed by a purchaser will be returned to the purchaser after it is accepted by Waddell & Reed and will set forth the dollar amount of Class A shares which must be purchased within the 13-month period in order to qualify for the reduced sales charge.

     The minimum initial investment under an LOI is 5% of the dollar amount which must be invested under the LOI. An amount equal to 5% of the purchase required under the LOI will be held in escrow. If a purchaser does not, during the period covered by the LOI, invest the amount required to qualify for the reduced sales charge under the terms of the LOI, he or she will be responsible for payment of the sales charge applicable to the amount actually invested. The additional sales charge owed on purchases of Class A shares made under an LOI which is not completed will be collected by redeeming part of the shares purchased under the LOI and held in escrow unless the purchaser makes payment of this amount to Waddell & Reed within
20 days of Waddell & Reed's request for payment.

     If the actual amount invested is higher than the amount an investor intends to invest, and is large enough to qualify for a sales charge lower than that available under the LOI, the lower sales charge will apply.

     An LOI does not bind the purchaser to buy, or Waddell & Reed to sell, the shares covered by the LOI.

     With respect to LOIs for $2,000,000 or purchases otherwise qualifying for no sales charge under the terms of the LOI, the initial investment must be at least $200,000.

     The value of any shares redeemed during the 13-month period which were acquired under the LOI will be deducted in computing the aggregate purchases under the LOI.

     LOIs are not available for purchases made under an SEP where the employer has elected to have all purchases under the SEP grouped.

   Other Funds in the Waddell & Reed Advisors Funds, W&R Funds and Waddell
  & Reed InvestEd Portfolios, Inc.

     Reduced sales charges for larger purchases of Class A shares apply to purchases of any of the Class A shares of any of the funds in the Waddell &
Reed Advisors Funds, W&R Funds and Waddell & Reed InvestEd Portfolios, Inc.
subject to a sales charge (for clients of Waddell & Reed and Legend
Equities Corporation (Legend)). A purchase of Class A shares, or Class A shares held, in any of the funds in the Waddell & Reed Advisors Funds, W&R
Funds and/or Waddell & Reed InvestEd Portfolios, Inc. subject to a sales charge will be treated as an investment in the Fund in determining the applicable sales charge. For these purposes, Class A shares of Waddell &
Reed Advisors Cash Management, Inc. or W&R Funds, Inc. Money Market Fund
that were acquired by exchange of another Waddell & Reed Advisors Fund, W&R
Funds or Waddell & Reed InvestEd Portfolios, Inc. Class A shares on which a sales charge was paid, plus the shares paid as dividends on those acquired shares, are also taken into account.

Net Asset Value Purchases of Class A Shares

     Class A shares of a Fund may be purchased at NAV by the Directors and officers of the Fund or of any affiliated entity of Waddell & Reed, employees of Waddell & Reed or of any of its affiliates, financial advisors of Waddell & Reed and its affiliates and the spouse, children, parents, children's spouses and spouse's parents of each such Director, officer, employee and financial advisor. Child includes stepchild; parent includes stepparent. Purchases of Class A shares in an IRA sponsored by Waddell &
Reed established for any of these eligible purchasers may also be at NAV.
Purchases of Class A shares in any tax-qualified retirement plan under which the eligible purchaser is the sole participant may also be made at
NAV. Trusts under which the grantor and the trustee or a co-trustee are each an eligible purchaser are also eligible for NAV purchases of Class A shares. Employees include retired employees. A retired employee is an individual separated from service from Waddell & Reed, or from an affiliated company with a vested interest in any Employee Benefit plan sponsored by Waddell & Reed or any of its affiliated companies. Financial advisors include retired financial advisors. A retired financial advisor is any financial advisor who was, at the time of separation from service from
Waddell & Reed, a Senior Financial Advisor. A custodian under UGMA or UTMA purchasing for the child or grandchild of any employee or financial advisor may purchase Class A shares at NAV whether or not the custodian himself is an eligible purchaser.

     Until December 31, 2002, Class A shares may be purchased at NAV by persons who are clients of Legend if the purchase is made with the proceeds of the redemption of shares of a mutual fund which is not within the
Waddell & Reed Advisors Funds or W&R Funds, Inc. and the purchase is made within 60 days of such redemption.

     Shares may be issued at NAV in a merger, acquisition or exchange offer made pursuant to a plan of reorganization to which the Fund is a party.

     Purchases of Class A shares by Friends of the Firm which include certain persons who have an existing relationship with Waddell & Reed or any of its affiliates may be made at NAV.

     Retirement plan accounts held in the Waddell & Reed Advisors
Retirement Plan, offered and distributed by Nationwide Investment Services
Corporation through Nationwide Trust Company, FSB retirement programs.

     Direct Rollovers from the Waddell & Reed Advisors Retirement Plan.

     Purchases of Class A shares in a 401(k) plan or a 457 plan having 100 or more eligible employees, and the shares are held in individual plan participant accounts on the Fund's records, may be made at NAV.

     Purchases of Class A shares by certain clients investing through a qualified fee-based program offered by a third party that has made arrangements to sell shares of the Funds may be made at NAV.

Reasons for Differences in the Public Offering Price of Class A Shares

     As described herein and in the Prospectus, there are a number of instances in which a Fund's Class A shares are sold or issued on a basis other than at the maximum public offering price, that is, the NAV plus the highest sales charge. Some of these instances relate to lower or eliminated sales charges for larger purchases of Class A shares, whether made at one time or over a period of time as under an LOI or Rights of Accumulation.
See the table of sales charges in the Prospectus for the Class A shares.
The reasons for these quantity discounts are, in general, that (1) they are traditional and have long been permitted in the industry and are therefore necessary to meet competition as to sales of shares of other funds having such discounts, (2) certain quantity discounts are required by rules of the
National Association of Securities Dealers, Inc. (as is elimination of sales charges on the reinvestment of dividends and distributions), and (3)
they are designed to avoid an unduly large dollar amount of sales charge on substantial purchases in view of reduced selling expenses. Quantity discounts are made available to certain related persons for reasons of family unity and to provide a benefit to tax-exempt plans and organizations.

     In general, the reasons for the other instances in which there are reduced or eliminated sales charges for Class A shares are as follows.
Exchanges at NAV are permitted because a sales charge has already been paid on the shares exchanged. Sales of Class A shares without a sales charge are permitted to Directors, officers and certain others due to reduced or eliminated selling expenses and since such sales may aid in the development of a sound employee organization, encourage responsibility and interest in a Fund and an identification with its aims and policies. Limited reinvestments of redemptions of Class A shares at no sales charge are permitted to attempt to protect against mistaken or not fully informed redemption decisions. Class A shares may be issued at no sales charge in plans of reorganization due to reduced or eliminated sales expenses and since, in some cases, such issuance is exempted by the 1940 Act from the otherwise applicable requirements as to sales charges. Reduced or eliminated sales charges may also be used for certain short-term promotional activities by Waddell & Reed. In no case in which there is a reduced or eliminated sales charge are the interests of existing Class A shareholders adversely affected since, in each case, the Fund receives the
NAV per share of all shares sold or issued.

Exchange Privileges

   Class A Share Exchanges

     Once a sales charge has been paid on shares of a fund in W&R Funds,
Waddell & Reed Advisors Funds or Waddell & Reed InvestEd Portfolios, Inc.,
these shares and any shares added to them from dividends or distributions paid in shares may be freely exchanged for corresponding shares of another fund in W&R Funds or, for clients of Waddell & Reed or Legend, another fund in Waddell & Reed Advisors Funds or Waddell & Reed InvestEd Portfolios,
Inc. The shares you exchange must be worth at least $100 or you must already own shares of a fund in W&R Funds, Waddell & Reed Advisors Funds or
Waddell & Reed InvestEd Portfolios, Inc. into which you want to exchange.

     Except where the special rules described below apply, you may exchange
Class A shares you own in a Fund for Class A shares of another Fund or, for clients of Waddell & Reed or Legend, for Class A shares of a fund in
Waddell & Reed Advisors Funds or Waddell & Reed InvestEd Portfolios, Inc.,
without charge if (1) a sales charge was paid on these shares, or (2) the shares were received in exchange for shares for which a sales charge was paid, or (3) the shares were acquired from reinvestment of dividends and distributions paid on such shares. There may have been one or more such exchanges so long as a sales charge was paid on the shares originally purchased. Also, shares acquired without a sales charge because the purchase was $2 million or more will be treated the same as shares on which a sales charge was paid.

     Special rules apply to W&R Limited-Term Bond Fund and W&R Municipal
Bond Fund shares. Class A shares of one of these Funds may be exchanged for
Class A shares of another Fund (or, for customers of Waddell & Reed or
Legend, for Class A shares of a fund within Waddell & Reed Advisors Funds or Waddell & Reed InvestEd Portfolios, Inc.) only if (1) you received the shares to be exchanged as a result of one or more exchanges of shares on which a maximum sales charge was originally paid (currently, 5.75%), or (2)
the shares to be exchanged have been held for at least six months from the date of the original purchase. However, you may exchange, and these restrictions do not apply to exchanges of, Class A shares of W&R Limited-
Term Bond, W&R Municipal Bond Fund or W&R Money Market Fund (or, for
clients of Waddell & Reed or Legend, Class A shares of Waddell & Reed
Advisors Municipal Bond Fund, Inc., Waddell & Reed Advisors Government
Securities Fund, Inc. or Waddell & Reed Advisors Cash Management, Inc.).

     Subject to the above rules regarding sales charges, you may have a specific dollar amount of Class A shares of W&R Money Market Fund automatically exchanged each month into Class A shares of any other fund in
W&R Funds, provided you already own Class A shares of the fund. The shares of W&R Money Market Fund which you designate for automatic exchange must be worth at least $100, which may be allocated among the Class A shares of different Funds so long as each fund receives a value of at least $25.
Minimum initial investment and minimum balance requirements apply to such automatic exchange service.

   Class B Share Exchanges

     You may exchange Class B shares of one Fund for Class B shares of another Fund or, for clients of Waddell & Reed or Legend, for Class B shares of a fund in Waddell & Reed Advisors Funds or Waddell & Reed
InvestEd Portfolios, Inc. without charge.

     The redemption of a Fund's Class B shares as part of an exchange is not subject to the deferred sales charge. For purposes of computing the deferred sales charge, if any, applicable to the redemption of the shares acquired in the exchange, those acquired shares are treated as having been purchased when the original redeemed shares were purchased.

     You may have a specific dollar amount of Class B shares of W&R Money
Market Fund automatically exchanged each month into Class B shares of any other fund in the W&R Funds, provided you already own Class B shares of the fund. The shares of W&R Money Market Fund which you designate for automatic exchange must be worth at least $100, which may be allocated among different Funds so long as each Fund receives a value of at least $25.
Minimum initial investment and minimum balance requirements apply to such automatic exchange service.

   Class C Share Exchanges

     You may exchange Class C shares of one Fund for Class C shares of another Fund or, for customers of Waddell & Reed or Legend, for Class C shares of a fund in the Waddell & Reed Advisors Funds or Waddell & Reed
InvestEd Portfolios, Inc. without charge.

     The redemption of a Fund's Class C shares as part of an exchange is not subject to the deferred sales charge. For purposes of computing the deferred sales charge, if any, applicable to the redemption of the shares acquired in the exchange, those acquired shares are treated as having been purchased when the original redeemed shares were purchased.

     You may have a specific dollar amount of Class C shares of W&R Money
Market Fund automatically exchanged each month into Class C shares of any other fund in the W&R Funds, provided you already own Class C shares of the fund. The shares of W&R Money Market Fund which you designate for automatic exchange must be worth at least $100, which may be allocated among different Funds so long as each Fund receives a value of at least $25.
Minimum initial investment and minimum balance requirements apply to such automatic exchange service.

   Class Y Share Exchanges

     Class Y shares of a Fund may be exchanged for Class Y shares of any other Fund or for Class A shares of W&R Money Market Fund, and, for clients of Waddell & Reed or Legend, for Class Y shares of a fund within Waddell &
Reed Advisors Funds.

   General Exchange Information

     You may exchange only into Funds that are legally permitted for sale in your state of residence. Currently, each Fund within Waddell & Reed
Advisors Funds, W&R Funds, Inc. and Waddell & Reed InvestEd Portfolios,
Inc. may be sold only within the United States and the Commonwealth of
Puerto Rico.

     The exchange will be made at the NAVs next determined after receipt of your written request in good order by W&R Funds. When you exchange shares, the total shares you receive will have the same aggregate NAV as the total shares you exchange.

     These exchange rights may be eliminated or modified at any time by the
Funds, upon notice in certain circumstances. The Funds will typically limit activity deemed to be market timing by restricting the amount of exchanges permitted by a shareholder.

Retirement Plans and Other Tax-Deferred Accounts

     Your account may be set up as a funding vehicle for a retirement plan or other tax-deferred savings account. For individual taxpayers meeting certain requirements, Waddell & Reed offers model or prototype documents for the following retirement plans and other accounts. All of these accounts involve investment in shares of one or more of the Funds (other than W&R Municipal Bond Fund or W&R Tax-Managed Equity Fund) or shares of certain other funds in Waddell & Reed Advisors Funds. The dollar limits specified below are for 2002 for Federal income tax purposes and may change for subsequent years.

      Individual Retirement Accounts (IRAs). Investors having eligible earned income may set up a plan that is commonly called an IRA. Under a traditional IRA, an investor can contribute each year up to 100% of his or her earned income, up to the Annual Dollar Limit per year (provided the investor has not reached age 70 1/2). For the 2002 through 2004 calendar years, the Annual Dollar Limit is $3,000. For individuals who have attained age 50 by the last day of the calendar year for which the contribution is made, the Annual Dollar Limit also allows a catch-up contribution. The maximum annual catch-up contribution is $500 for the 2002 through 2005 calendar years. For a married couple, the maximum annual contribution is two times the Annual Dollar Limit (the Annual Dollar Limit for each spouse)
or, if less, the couple's combined earned income for the taxable year, even if one spouse had no earned income. Generally, the contributions are deductible unless: 1) the investor (or, if married, either spouse) is an active participant in an employer-sponsored retirement plan; and 2) their adjusted gross income exceeds certain levels. A married investor who is not an active participant, who files jointly with his or her spouse and whose combined adjusted gross income does not exceed $150,000 is not affected by his or her spouse's active participant status.

     An investor may also use a traditional IRA to receive a rollover contribution that is either (a) a direct rollover distribution from an employer's plan or (b) a rollover of an eligible distribution paid to the investor from an employer's plan or another IRA. To the extent a rollover contribution is made to a traditional IRA, the distribution will not be subject to Federal income tax until distributed from the IRA. A direct rollover generally applies to any distribution from an employer's plan
(including a custodial account under Section 403(b)(7) of the Code or a government plan under Section 457 of the Code, but not an IRA) other than certain periodic payments, required minimum distributions and other specified distributions. In a direct rollover, the eligible rollover distribution is paid directly to the IRA, not to the investor. If, instead, an investor receives payment of an eligible rollover distribution, all or a portion of that distribution generally may be rolled over to an IRA within
60 days after receipt of the distribution. Because mandatory Federal income tax withholding applies to any eligible rollover distribution that is not paid in a direct rollover, investors should consult their tax advisers or pension consultants as to the applicable tax rules. If you already have an
IRA, you may have the assets in that IRA transferred directly to an IRA offered by Waddell & Reed.

     Roth IRAs.Investors having eligible earned income and whose adjusted gross income (or combined adjusted gross income, if married) does not exceed certain levels, may establish and contribute up to the Annual Dollar
Limit per tax year to a Roth IRA (or to any combination of Roth and traditional IRAs). For a married couple, the annual maximum is two times the Annual Dollar Limit (the Annual Dollar Limit for each spouse) or, if less, the couple's combined earned income for the taxable year, even if one spouse had no earned income.

     In addition, for an investor whose adjusted gross income does not exceed $100,000 (and who is not a married person filing a separate return), certain distributions from traditional IRAs may be rolled over to a Roth
IRA and any of the investor's traditional IRAs may be converted into a Roth
IRA; these rollover distributions and conversions are, however, subject to
Federal income tax.

     Contributions to a Roth IRA are not deductible; however, earnings accumulate tax-free in the Roth IRA, and withdrawals of earnings are not subject to Federal income tax if the account has been held for at least five years and the account holder has reached age 59 1/2 (or certain other conditions apply).

      Coverdell Education Savings Accounts (formerly, Education IRAs).
Although not technically for retirement savings, Coverdell Education
Savings Accounts provide a vehicle for saving for a child's education. A
Coverdell Education Savings Account may be established for the benefit of any minor, and any person whose adjusted gross income does not exceed certain levels may contribute up to $2000 to a Coverdell Education Savings
Account (or to each of multiple Coverdell Education Savings Accounts), provided that no more than $2000 may be contributed for any year to
Coverdell Education Savings Accounts for the same beneficiary.
Contributions are not deductible and may not be made after the beneficiary reaches age 18 (except that this age limit does not apply to a beneficiary with "special needs," as defined in the Code). Earnings accumulate tax-
free, and withdrawals are not subject to tax if used to pay the qualified education expenses of the beneficiary (or certain members of his or her family).

      Simplified Employee Pension (SEP) plans. Employers can make contributions to SEP-IRAs established for employees. Generally an employer may contribute up to 25% of compensation, subject to certain maximums, per year for each employee.

      Savings Incentive Match Plans for Employees (SIMPLE Plans).An
employer with 100 or fewer eligible employees that does not sponsor another active retirement plan may sponsor a SIMPLE plan to contribute to its employees' retirement accounts. A SIMPLE plan can be in the form of either an IRA or a 401(k) plan. In general, an employer can choose to match employee contributions dollar-for-dollar (up to 3% of an employee's compensation) or may contribute to all eligible employees 2% of their compensation, whether or not they defer salary to their retirement plans.
SIMPLE plans involve fewer administrative requirements, generally, than traditional 401(k) or other qualified plans.

      Keogh Plans.Keogh plans, which are available to self-employed individuals, are defined contribution plans that may be either a money purchase plan or a profit-sharing plan. As a general rule, an investor under a defined contribution Keogh plan can contribute, for 2001, up to 25%
of his or her annual earned income, with an annual maximum of $35,000, and, for 2002, up to 25% of his or her annual earned income, with a maximum of
$40,000.

      457 Plans. If an investor is an employee of a state or local government or of certain types of charitable organizations, he or she may be able to enter into a deferred compensation arrangement in accordance with Section 457 of the Code.

      TSAs - Custodial Accounts and Title I Plans. If an investor is an employee of a public school system, a church or certain types of charitable organizations, he or she may be able to enter into a deferred compensation arrangement through a custodial account under Section 403(b)(7) of the
Code. Some organizations have adopted Title I plans, which are funded by employer contributions in addition to employee deferrals.

      Pension and Profit-Sharing Plans, including 401(k) Plans. With a
401(k) plan, employees can make tax-deferred contributions to a plan to which the employer may also contribute, usually on a matching basis. An employee may defer each year the lesser of 100% of income or $11,000 of compensation for 2002, which may be increased each year based on cost-of-
living adjustments.

     More detailed information about these arrangements and applicable forms are available from Waddell & Reed. These tax-deferred retirement plans and other accounts may be treated differently under state tax law and may involve complex tax questions as to premature distributions and other matters. Investors should consult their tax adviser or pension consultant.

Flexible Withdrawal Service for Class A, Class B and Class C Shareholders

     If you qualify, you may arrange to receive through the Flexible
Withdrawal Service (Service) regular monthly, quarterly, semiannual or annual payments by redeeming on an ongoing basis Class A, Class B or Class
C shares that you own of any of the funds in the Waddell & Reed Advisors
Funds or W&R Funds, Inc. It would be a disadvantage to an investor to make additional purchases of Class A shares while the Service is in effect because it would result in duplication of sales charges. Class B and Class
C shares, and certain Class A shares to which the CDSC otherwise applies, that are redeemed under the Service are not subject to a CDSC provided the amount withdrawn does not, annually, exceed 24% of the account value.
Applicable forms to start the Service are available through Waddell & Reed
Services Company.

     The maximum amount of the withdrawal for monthly, quarterly, semiannual and annual withdrawals is 2%, 6%, 12% and 24% respectively of the value of your account at the time the Service is established. The withdrawal proceeds are not subject to the CDSC, but only within these percentage limitations. The minimum withdrawal is $50. The Service, and this exclusion from the CDSC, do not apply to a one-time withdrawal.

     To qualify for the Service, you must have invested at least $10,000 in
Class A, Class B or Class C shares which you still own of any of the funds in the Waddell & Reed Advisors Funds or W&R Funds, Inc.; or, you must own
Class A, Class B or Class C shares having a value of at least $10,000. The value for this purpose is the value at the current offering price.

     You can choose to have shares redeemed to receive:

     1. a monthly, quarterly, semiannual or annual payment of $50 or more;

     2. a monthly payment, which will change each month, equal to one-
twelfth of a percentage of the value of the shares in the Account; (you select the percentage); or

     3. a monthly or quarterly payment, which will change each month or quarter, by redeeming a number of shares fixed by you (at least five shares).

     Shares are redeemed on the 20th day of the month in which the payment is to be made, or on the prior business day if the 20th is not a business day. Payments are made within five days of the redemption.

     Retirement plan accounts may be subject to a fee imposed by the Plan
Custodian for use of the Service.

     The dividends and distributions on shares of a class you have made available for the Service are paid in additional shares of that class. All payments under the Service are made by redeeming shares, which may involve a gain or loss for tax purposes. To the extent that payments exceed dividends and distributions, the number of shares you own will decrease.
When all of the shares in an account are redeemed, you will not receive any further payments. Thus, the payments are not an annuity, an income or a return on your investment.

     You may, at any time, change the manner in which you have chosen to have shares redeemed to any of the other choices originally available to you. You may, at any time, redeem part or all of the shares in your account; if you redeem all of the shares, the Service is terminated. The
Fund can also terminate the Service by notifying you in writing.

     After the end of each calendar year, information on shares redeemed will be sent to you to assist you in completing your Federal income tax return.

Redemptions

     The Prospectuses give information as to redemption procedures.
Redemption payments are made within seven (7) days from receipt of request in good order, unless delayed because of emergency conditions determined by the SEC, when the NYSE is closed other than for weekends or holidays, or when trading on the NYSE is restricted. Payment is made in cash, although under extraordinary conditions redemptions may be made in portfolio securities. Payment for redemptions of shares of the Funds may be made in portfolio securities when the Board of Directors determines that conditions exist making cash payments undesirable. Redemptions made in securities will be made only in readily marketable securities. Securities used for payment of redemptions are valued at the value used in figuring NAV. There would be brokerage costs to the redeeming shareholder in selling such securities.
Each Fund, however, has elected to be governed by Rule 18f-1 under the 1940
Act, pursuant to which it is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of its NAV during any 90-day period for any one shareholder.

Reinvestment Privilege

     The Funds offer a one-time reinvestment privilege that allows you to reinvest without charge all or part of any amount of Class A shares you redeem from the Fund by sending to the Fund the amount you wish to reinvest. The amount you return will be reinvested in Class A shares at the
NAV next calculated after the Fund receives the returned amount. Your written request to reinvest and the amount to be reinvested must be received within forty-five (45) days after your redemption request was received, and the Fund must be offering Class A shares at the time your reinvestment request is received. You can do this only once as to Class A shares of a Fund. You do not lose this privilege by redeeming shares to invest the proceeds at NAV in a Keogh plan or an IRA.

     There is also a reinvestment privilege for Class B and Class C shares and, where applicable, certain Class A shares under which you may reinvest in the Fund all or part of any amount of the shares you redeemed and have the corresponding amount of the CDSC, if any, which you paid restored to your account by adding the amount of that charge to the amount you are reinvesting in shares of the same class. If Fund shares of that class are then being offered, you can put all or part of your redemption payment back into such shares at the NAV next calculated after you have returned the amount. Your written request to do this must be received within forty-five
(45) days after your redemption request was received. You can do this only once as to Class B and Class C shares of the Fund. For purposes of determining future CDSC, the reinvestment will be treated as a new investment. You do not lose this privilege by redeeming shares to invest the proceeds at NAV in a Keogh plan or an IRA.

Mandatory Redemption of Certain Small Accounts

     Each of the Funds has the right to require the redemption of shares held under any account or any plan if the aggregate NAV of such shares
(taken at cost or value as the Board of Directors may determine) is less than $500 or, for W&R Money Market Fund, less than $250. The Board has no intent to require redemptions in the foreseeable future. If it should elect to require redemptions, shareholders who are affected will receive prior written notice and will be permitted 60 days to bring their accounts up to the minimum before this redemption is processed. W&R Money Market Fund may charge a fee of $1.75 per month on all accounts with a NAV of less than
$250, except for retirement plan accounts.

                          DIRECTORS AND OFFICERS

     The Board of Directors (the Board) oversees the operations of the
Fund, and is responsible for the overall management and supervision of its affairs in accordance with the laws of the State of Maryland. The Board similarly oversees the operations of each of the other funds in the Fund
Complex. The Fund Complex is comprised of the funds in the Waddell & Reed
Advisors Funds, W&R Funds, Inc., W&R Target Funds, Inc. and Waddell & Reed
InvestEd Portfolios, Inc., which currently number 47 funds. The Board appoints officers and delegates to them the management of the day-to-day operations of each of the funds in the Fund Complex, based on policies reviewed and approved by the Board.

     Following is a list of the Board of the Fund. All of the Directors oversee all 47 funds in the Fund Complex. Directors serve until resignation, retirement, death or removal.

DISINTERESTED DIRECTORS

     The following table provides information regarding each Director who is not an "interested person" as defined in the 1940 Act.

---------------------------------  ------------------  ---------------
---------------------------------  ------------------  ---------------
                                   POSITION(S)
                                   HELD WITH THE       TERM OF OFFICE:
NAME, ADDRESS AND AGE              COMPANY             DIRECTOR SINCE
---------------------------------  ------------------  ---------------
James M. Concannon                 Director            1997
Washburn Law School
1700 College
Topeka, KS 66621
Year of Birth:  1947
--------------------------------- ------------------  ----------------

----------------------------------------- ---------------------------
PRINCIPAL OCCUPATION(S)                   OTHER DIRECTORSHIPS
DURING PAST 5 YEARS                       HELD BY DIRECTOR
----------------------------------------- ---------------------------
Professor of Law, Washburn Law School;    Am Vestors CBO II, Inc.
Formerly, Dean, Washburn Law School       (bond investment company)
----------------------------------------- ---------------------------
----------------------------------------- ---------------------------

---------------------------------  ------------------  ---------------
---------------------------------  ------------------  ---------------
                                   POSITION(S)
                                   HELD WITH THE       TERM OF OFFICE:
NAME, ADDRESS AND AGE              COMPANY             DIRECTOR SINCE
---------------------------------  ------------------  ---------------
John A. Dillingham                 Director            1997
6300 Lamar Avenue
Overland Park, KS 66202
Year of Birth:  1939
--------------------------------- ------------------  ----------------

----------------------------------------- ---------------------------
PRINCIPAL OCCUPATION(S)                   OTHER DIRECTORSHIPS
DURING PAST 5 YEARS                       HELD BY DIRECTOR
----------------------------------------- ---------------------------
President and Director, JoDill Corp.      None
and Dillingham Enterprises, Inc., both
farming enterprises; formerly,
Instructor at Central Missouri State
University; formerly, Consultant and
Director, McDougal Construction Company
----------------------------------------- ---------------------------
----------------------------------------- ---------------------------

---------------------------------  ------------------  ---------------
---------------------------------  ------------------  ---------------
                                   POSITION(S)
                                   HELD WITH THE       TERM OF OFFICE:
NAME, ADDRESS AND AGE              COMPANY             DIRECTOR SINCE
---------------------------------  ------------------  ---------------
David P. Gardner                   Director            1998
2441 Iron Canyon Drive
Park City, UT 84060
Year of Birth:  1933
---------------------------------  ------------------  ---------------

----------------------------------------- ---------------------------
PRINCIPAL OCCUPATION(S)                   OTHER DIRECTORSHIPS
DURING PAST 5 YEARS                       HELD BY DIRECTOR
----------------------------------------- ---------------------------
Formerly, president, William and          None
Flora Hewlett Foundation
----------------------------------------- ---------------------------
----------------------------------------- ---------------------------

---------------------------------  ------------------  ---------------
---------------------------------  ------------------  ---------------
                                   POSITION(S)
                                   HELD WITH THE       TERM OF OFFICE:
NAME, ADDRESS AND AGE              COMPANY             DIRECTOR SINCE
---------------------------------  ------------------  ---------------
Linda K. Graves                    Director            1995
6300 Lamar Avenue
Overland Park, KS 66202
Year of Birth:  1953
---------------------------------  ------------------  ---------------

----------------------------------------- ---------------------------
PRINCIPAL OCCUPATION(S)                   OTHER DIRECTORSHIPS
DURING PAST 5 YEARS                       HELD BY DIRECTOR
----------------------------------------- ---------------------------
First Lady of Kansas                      American Guaranty Life
                                          Insurance Company
----------------------------------------- ---------------------------
----------------------------------------- ---------------------------

---------------------------------  ------------------  ---------------
---------------------------------  ------------------  ---------------
                                   POSITION(S)
                                   HELD WITH THE       TERM OF OFFICE:
NAME, ADDRESS AND AGE              COMPANY             DIRECTOR SINCE
---------------------------------  ------------------  ---------------
Joseph Harroz, Jr.                 Director            1998
6300 Lamar Avenue
Overland Park, KS 66202
Year of Birth:  1967
---------------------------------  ------------------  ---------------

----------------------------------------- ---------------------------
PRINCIPAL OCCUPATION(S)                   OTHER DIRECTORSHIPS
DURING PAST 5 YEARS                       HELD BY DIRECTOR
----------------------------------------- ---------------------------
Vice President and General Counsel,       None
Board of Regents, University of
Oklahoma; Adjunct Professor,
University of Oklahoma Law School;
Managing Member, Harroz Investments,
LLC, commercial enterprise investments
----------------------------------------- ---------------------------
----------------------------------------- ---------------------------

---------------------------------  ------------------  ---------------
---------------------------------  ------------------  ---------------
                                   POSITION(S)
                                   HELD WITH THE       TERM OF OFFICE:
NAME, ADDRESS AND AGE              COMPANY             DIRECTOR SINCE
---------------------------------  ------------------  ---------------
John F. Hayes                      Director            1988
6300 Lamar Avenue
Overland Park, KS 66202
Year of Birth:  1919
---------------------------------  ------------------  ---------------

----------------------------------------- ---------------------------
PRINCIPAL OCCUPATION(S)                   OTHER DIRECTORSHIPS
DURING PAST 5 YEARS                       HELD BY DIRECTOR
----------------------------------------- ---------------------------
Chairman, Gilliland & Hayes, P.A.,        Central Bank & Trust;
a law firm                                Central Financial
                                          Corporation
----------------------------------------- ---------------------------
----------------------------------------- ---------------------------

---------------------------------  ------------------  ---------------
---------------------------------  ------------------  ---------------
                                   POSITION(S)
                                   HELD WITH THE       TERM OF OFFICE:
NAME, ADDRESS AND AGE              COMPANY             DIRECTOR SINCE
---------------------------------  ------------------  ---------------
Glendon E. Johnson                 Director            1971
13635 Deering Bay Drive
Unit 284
Miami, FL 33158
Year of Birth:  1924
---------------------------------  ------------------  ---------------

----------------------------------------- ---------------------------
PRINCIPAL OCCUPATION(S)                   OTHER DIRECTORSHIPS
DURING PAST 5 YEARS                       HELD BY DIRECTOR
----------------------------------------- ---------------------------
Retired; formerly, Chief Executive        Chairman, Bank Assurance
Officer and Director, John Alden          Partners (marketing)
Financial Corporation
----------------------------------------- ---------------------------
----------------------------------------- ---------------------------

---------------------------------  ------------------  ---------------
---------------------------------  ------------------  ---------------
                                   POSITION(S)
                                   HELD WITH THE       TERM OF OFFICE:
NAME, ADDRESS AND AGE              COMPANY             DIRECTOR SINCE
---------------------------------  ------------------  ---------------
Eleanor B. Schwartz                Director            1995
1213 West 95th Court
Chartwell #4
Kansas City, MO 64114
Year of Birth:  1937
---------------------------------  ------------------  ---------------

----------------------------------------- ---------------------------
PRINCIPAL OCCUPATION(S)                   OTHER DIRECTORSHIPS
DURING PAST 5 YEARS                       HELD BY DIRECTOR
----------------------------------------- ---------------------------
Professor, and formerly, Chancellor,      None
University of Missouri at Kansas City
----------------------------------------- ---------------------------
----------------------------------------- ---------------------------

---------------------------------  ------------------  ---------------
---------------------------------  ------------------  ---------------
                                   POSITION(S)
                                   HELD WITH THE       TERM OF OFFICE:
NAME, ADDRESS AND AGE              COMPANY             DIRECTOR SINCE
---------------------------------  ------------------  ---------------
Frederick Vogel III                Director            1971
6300 Lamar Avenue
Overland Park, KS 66202
Year of Birth:  1935
---------------------------------  ------------------  ---------------

----------------------------------------- ---------------------------
PRINCIPAL OCCUPATION(S)                   OTHER DIRECTORSHIPS
DURING PAST 5 YEARS                       HELD BY DIRECTOR
----------------------------------------- ---------------------------
Retired                                   None

----------------------------------------- ---------------------------
----------------------------------------- ---------------------------

INTERESTED DIRECTORS

     Three of the four interested directors are "interested" by virtue of their current or former engagement as officers of Waddell & Reed Financial,
Inc. (WDR) or its wholly-owned subsidiaries, including the funds'
investment advisor, Waddell & Reed Investment Management Company (WRIMCO),
the funds' principal underwriter, Waddell & Reed, Inc. (W&R), and the funds' transfer agent, Waddell & Reed Services Company (WRSCO), as well as by virtue of their personal ownership in shares of WDR. The fourth interested director, Mr. Ross, is a shareholder in a law firm that has represented W&R within the past two years.

-------------------------------- ------------------    ---------------
-------------------------------- ------------------    ---------------
                                POSITION(S)            TERM OF OFFICE:
                                HELD WITH THE          DIRECTOR AND/OR
NAME, ADDRESS AND AGE           COMPANY                OFFICER SINCE
-------------------------------- ------------------    ---------------
Keith A. Tucker                 Chairman of the Board  1998
6300 Lamar Avenue               Director               1993
Overland Park, KS 66202
Year of Birth:  1945
-------------------------------- ------------------    ---------------

----------------------------------------- ---------------------------
PRINCIPAL OCCUPATION(S)                   OTHER DIRECTORSHIPS
DURING PAST 5 YEARS                       HELD BY DIRECTOR
----------------------------------------- ---------------------------
Chairman of the Board, Chief Executive     None
Officer and Director of WDR; formerly,
Principal Financial Officer of WDR;
Chairman of the Board and Director of
W&R, WRIMCO and WRSCO; formerly,
Vice Chairman of the Board of Directors
of Torchmark Corporation; formerly,
Chairman of the Board of Directors of
Torchmark Distributors, Inc.
----------------------------------------- ---------------------------
----------------------------------------- ---------------------------

------------------------------- ------------------     ---------------
------------------------------- ------------------     ---------------
                                POSITION(S)            TERM OF OFFICE:
                                HELD WITH THE          DIRECTOR AND/OR
NAME, ADDRESS AND AGE           COMPANY                OFFICER SINCE
------------------------------- ------------------     ---------------
Henry J. Herrmann                  President           2001
6300 Lamar Avenue                  Director            1998
Overland Park, KS 66202
Year of Birth:  1942
------------------------------- ------------------    ---------------

----------------------------------------- ---------------------------
PRINCIPAL OCCUPATION(S)                   OTHER DIRECTORSHIPS
DURING PAST 5 YEARS                       HELD BY DIRECTOR
----------------------------------------- ---------------------------
President, Chief Investment Officer       None
and Director of WDR; formerly, Treasurer
of WDR; Director of W&R; President, Chief
Executive Officer, Chief Investment
Officer and Director of WRIMCO
----------------------------------------- ---------------------------
----------------------------------------- ---------------------------

---------------------------------  ------------------  ---------------
---------------------------------  ------------------  ---------------
                                   POSITION(S)
                                   HELD WITH THE       TERM OF OFFICE:
NAME, ADDRESS AND AGE              COMPANY             DIRECTOR SINCE
---------------------------------  ------------------  ---------------
Robert L. Hechler                  Director            1998
6300 Lamar Avenue
Overland Park, KS 66202
Year of Birth:  1936
---------------------------------  ------------------  ---------------

----------------------------------------- ---------------------------
PRINCIPAL OCCUPATION(S)                   OTHER DIRECTORSHIPS
DURING PAST 5 YEARS                       HELD BY DIRECTOR
----------------------------------------- ---------------------------
Consultant and Director of WDR;           None
Consultant of W&R; formerly, Executive
Vice President and Chief Operating
Officer of WDR; formerly, President,
Chief Executive Officer, Principal
Financial Officer, Treasurer and
Director of W&R; formerly, Executive
Vice President, Principal Financial
Officer, Treasurer and Director of WRIMCO;
formerly, President, Treasurer and
Director of WRSCO
----------------------------------------- ---------------------------
----------------------------------------- ---------------------------

---------------------------------  ------------------  ---------------
---------------------------------  ------------------  ---------------
                                   POSITION(S)
                                   HELD WITH THE       TERM OF OFFICE:
NAME, ADDRESS AND AGE              COMPANY             DIRECTOR SINCE
---------------------------------  ------------------  ---------------
Frank J. Ross, Jr.                 Director            1996
Polsinelli, Shalton & Welte
700 West 47th Street, Suite 1000
Kansas City, MO 64112
Year of Birth:  1953
---------------------------------  ------------------  ---------------

----------------------------------------- ---------------------------
PRINCIPAL OCCUPATION(S)                   OTHER DIRECTORSHIPS
DURING PAST 5 YEARS                       HELD BY DIRECTOR
----------------------------------------- ---------------------------
Shareholder/Director, Polsinelli,         Columbian Bank & Trust
Shalton & Welte, P.C., a law firm
----------------------------------------- ---------------------------
----------------------------------------  ---------------------------

OFFICERS

     The Board has appointed officers who are responsible for the day-to-
day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Herrmann, who is
President, the Fund's officers are:

---------------------------------  ------------------  ---------------
---------------------------------  ------------------  ---------------
                                   POSITION(S)

                                   HELD WITH THE       TERM OF OFFICE:
NAME, ADDRESS AND AGE              COMPANY             OFFICER SINCE
---------------------------------  ------------------   ---------------
Theodore W. Howard                 Vice President        1987
6300 Lamar Avenue                  Treasurer             1976
Overland Park, KS 66202            Principal
Year of Birth:  1942               Accounting Officer    1976
                                   Principal
                                   Financial Officer     2002
---------------------------------  ------------------   ---------------

-----------------------------------------   ---------------------------
PRINCIPAL OCCUPATION(S)                      DIRECTORSHIPS
DURING PAST 5 YEARS                          HELD BY OFFICER
-----------------------------------------   ---------------------------
Senior Vice President of WRSCO; Vice         None
President, Treasurer, Principal Accounting
Officer and Principal Financial Officer of
each of the funds in the Fund Complex;
formerly, Vice President of WRSCO
-----------------------------------------   ---------------------------
-----------------------------------------   ---------------------------

---------------------------------  ------------------  ---------------
---------------------------------  ------------------  ---------------
                                   POSITION(S)
                                   HELD WITH THE       TERM OF OFFICE:
NAME, ADDRESS AND AGE              COMPANY             OFFICER SINCE
---------------------------------   ------------------   ---------------
Daniel C. Schulte                  Vice President        2000
6300 Lamar Avenue                  General Counsel       2000
Overland Park, KS 66202            Assistant Secretary   2000
Year of Birth:  1965
---------------------------------  ------------------  ---------------

-----------------------------------------  ---------------------------
PRINCIPAL OCCUPATION(S)                      DIRECTORSHIPS
DURING PAST 5 YEARS                          HELD BY OFFICER
-----------------------------------------  ---------------------------
Vice President, Secretary and General        None
Counsel of WDR; Senior Vice President,
Secretary and General Counsel of W&R,
WRIMCO and WRSCO; Vice President, General
Counsel and Assistant Secretary of each
of the funds in the Fund Complex; formerly,
Assistant Secretary of WDR; formerly, an
attorney with Klenda, Mitchell, Austerman
& Zuercher, L.L.C.
-----------------------------------------  ---------------------------
-----------------------------------------  ---------------------------

---------------------------------  ------------------  ---------------
---------------------------------- ------------------  ---------------
                                   POSITION(S)
                                   HELD WITH THE       TERM OF OFFICE:
NAME, ADDRESS AND AGE              COMPANY             OFFICER SINCE
---------------------------------  ------------------  ---------------
Kristen A. Richards                Vice President        2000
6300 Lamar Avenue                  Secretary             2000
Overland Park, KS 66202            Associate
Year of Birth:  1967               General Counsel       2000
---------------------------------  ------------------   ---------------

-----------------------------------------  ---------------------------
PRINCIPAL OCCUPATION(S)                      DIRECTORSHIPS
DURING PAST 5 YEARS                          HELD BY OFFICER
-----------------------------------------  ---------------------------
Vice President, Associate General Counsel    None
and Chief Compliance Officer of WRIMCO;
Vice President, Secretary and Associate
General Counsel of each of the funds in
the Fund Complex; formerly, Assistant
Secretary of each of the funds in the
Fund Complex; formerly, Compliance
Officer of WRIMCO
-----------------------------------------  ---------------------------
-----------------------------------------  ---------------------------

---------------------------------  ----------------  ---------------
---------------------------------  ----------------  ---------------
                                   POSITION(S)
                                   HELD WITH THE    TERM OF OFFICE:
NAME, ADDRESS AND AGE              COMPANY          OFFICER SINCE
---------------------------------  ----------------  ---------------
Michael L. Avery                   Vice President        1997
6300 Lamar Avenue
Overland Park KS 66202
Year of Birth:  1953
---------------------------------  ----------------  ---------------

-------------------------------------------  -----------------------
PRINCIPAL OCCUPATION(S)                      DIRECTORSHIPS
DURING PAST 5 YEARS                          HELD BY OFFICER
-------------------------------------------  -----------------------
Senior Vice President of, and Director       None
of Research for, WRIMCO; Vice President
and portfolio manager of four funds in
the Fund Complex
-------------------------------------------  -----------------------
-------------------------------------------  -----------------------

---------------------------------  ----------------   ---------------
---------------------------------  ----------------   ---------------
                                   POSITION(S)
                                   HELD WITH THE    TERM OF OFFICE:
NAME, ADDRESS AND AGE              COMPANY          OFFICER SINCE
---------------------------------  ----------------   ---------------
Bryan J. Bailey                    Vice President        2000
6300 Lamar Avenue
Overland Park KS 66202
Year of Birth:  1963
---------------------------------  ----------------   ---------------

-------------------------------------------  -----------------------
PRINCIPAL OCCUPATION(S)                      DIRECTORSHIPS
DURING PAST 5 YEARS                          HELD BY OFFICER
-------------------------------------------  -----------------------
Vice President of WRIMCO; Vice President     None
and portfolio manager of two funds in
the Fund Complex; formerly, assistant
portfolio manager for investment
companies managed by WRIMCO; formerly,
employee of WRIMCO
-------------------------------------------  -----------------------
-------------------------------------------  -----------------------

---------------------------------  ----------------  ---------------
---------------------------------  ----------------  ---------------
                                   POSITION(S)
                                   HELD WITH THE    TERM OF OFFICE:

NAME, ADDRESS AND AGE              COMPANY          OFFICER SINCE
---------------------------------  ----------------  ---------------
Daniel P. Becker                   Vice President        2000
6300 Lamar Avenue
Overland Park KS 66202
Year of Birth:  1964
---------------------------------  ----------------  ---------------

-------------------------------------------  -----------------------
PRINCIPAL OCCUPATION(S)                      DIRECTORSHIPS
DURING PAST 5 YEARS                          HELD BY OFFICER
-------------------------------------------  -----------------------
Senior Vice President of WRIMCO; Vice        None
President and portfolio manager for
two funds in the Fund Complex
-------------------------------------------  -----------------------
-------------------------------------------  -----------------------

---------------------------------  ----------------  ---------------
---------------------------------  ----------------  ---------------
                                   POSITION(S)
                                   HELD WITH THE    TERM OF OFFICE:
NAME, ADDRESS AND AGE              COMPANY          OFFICER SINCE
---------------------------------  ----------------  ---------------
Thomas A. Mengel                   Vice President        1996
6300 Lamar Avenue
Overland Park KS 66202
Year of Birth:  1957
---------------------------------  ----------------  ---------------

-------------------------------------------  -----------------------
PRINCIPAL OCCUPATION(S)                      DIRECTORSHIPS
DURING PAST 5 YEARS                          HELD BY OFFICER
-------------------------------------------  -----------------------
Senior Vice President of WRIMCO; Vice        None
President and portfolio manager of
three funds in the Fund Complex
-------------------------------------------  -----------------------
-------------------------------------------  -----------------------

---------------------------------  ----------------  ---------------
---------------------------------  ----------------  ---------------
                                   POSITION(S)
                                   HELD WITH THE    TERM OF OFFICE:
NAME, ADDRESS AND AGE              COMPANY          OFFICER SINCE
---------------------------------  ----------------  ---------------
Barry M. Ogden                     Vice President        2002
6300 Lamar Avenue
Overland Park KS 66202
Year of Birth:  1969
---------------------------------  ----------------  ---------------

-------------------------------------------  -----------------------
PRINCIPAL OCCUPATION(S)                      DIRECTORSHIPS
DURING PAST 5 YEARS                          HELD BY OFFICER
-------------------------------------------  -----------------------
Vice President of WRIMCO; Vice President     None
and portfolio manager of two funds in the
Fund Complex; assistant portfolio manager
for one fund in the Fund Complex; formerly,
assistant portfolio manager for investment
companies managed by WRIMCO; formerly,
employee of WRIMCO
-------------------------------------------  -----------------------
-------------------------------------------  -----------------------

---------------------------------  ----------------  ---------------
---------------------------------  ----------------  ---------------
                                   POSITION(S)
                                   HELD WITH THE    TERM OF OFFICE:
NAME, ADDRESS AND AGE              COMPANY          OFFICER SINCE
---------------------------------  ----------------  ---------------
Louise D. Rieke                    Vice President        1997
6300 Lamar Avenue
Overland Park KS 66202
Year of Birth:  1949
---------------------------------  ----------------  ---------------

-------------------------------------------  -----------------------
PRINCIPAL OCCUPATION(S)                      DIRECTORSHIPS
DURING PAST 5 YEARS                          HELD BY OFFICER
-------------------------------------------  -----------------------
Senior Vice President of WRIMCO; Vice        None
President and portfolio manager of two
funds in the Fund Complex
-------------------------------------------  -----------------------
-------------------------------------------  -----------------------

---------------------------------  ----------------  ---------------
---------------------------------  ----------------  ---------------
                                   POSITION(S)
                                   HELD WITH THE    TERM OF OFFICE:
NAME, ADDRESS AND AGE              COMPANY          OFFICER SINCE
---------------------------------  ----------------  ---------------
Grant P. Sarris                    Vice President        1998
6300 Lamar Avenue
Overland Park KS 66202
Year of Birth:  1966
---------------------------------  ----------------  ---------------

-------------------------------------------  -----------------------
PRINCIPAL OCCUPATION(S)                      DIRECTORSHIPS
DURING PAST 5 YEARS                          HELD BY OFFICER
-------------------------------------------  -----------------------
Senior Vice President of WRIMCO; Vice        None
President and portfolio manager of three
funds in the Fund Complex; formerly,
assistant portfolio manager for WRIMCO
-------------------------------------------  -----------------------
-------------------------------------------  -----------------------

---------------------------------  ----------------  ---------------
---------------------------------  ----------------  ---------------
                                   POSITION(S)
                                   HELD WITH THE    TERM OF OFFICE:
NAME, ADDRESS AND AGE              COMPANY          OFFICER SINCE
---------------------------------  ----------------  ---------------
Kimberly Scott                     Vice President        2001
6300 Lamar Avenue
Overland Park KS 66202
Year of Birth:  1960
---------------------------------  ----------------  ---------------

-------------------------------------------  -----------------------
PRINCIPAL OCCUPATION(S)                      DIRECTORSHIPS
DURING PAST 5 YEARS                          HELD BY OFFICER
-------------------------------------------  -----------------------
Vice President of WRIMCO; Vice President     None
and portfolio manager of two funds in the
Fund Complex; formerly, investment analyst

for WRIMCO; formerly, equity analyst for
Bartlett & Company
-------------------------------------------  -----------------------
-------------------------------------------  -----------------------

---------------------------------  ----------------  ---------------
---------------------------------  ----------------  ---------------
                                   POSITION(S)
                                   HELD WITH THE    TERM OF OFFICE:
NAME, ADDRESS AND AGE              COMPANY          OFFICER SINCE
---------------------------------  ----------------  ---------------
Zachary H. Shafran                 Vice President        2001
6300 Lamar Avenue
Overland Park KS 66202
Year of Birth:  1965
---------------------------------  ----------------  ---------------

-------------------------------------------  -----------------------
PRINCIPAL OCCUPATION(S)                      DIRECTORSHIPS
DURING PAST 5 YEARS                          HELD BY OFFICER
-------------------------------------------  -----------------------
Senior Vice President of WRIMCO; Vice        None
President and portfolio manager of three
funds in the Fund Complex; formerly,
portfolio manager for other investment
companies managed by WRIMCO
-------------------------------------------  -----------------------
-------------------------------------------  -----------------------

---------------------------------  ---------------- ---------------
---------------------------------  ---------------- ---------------
                                   POSITION(S)
                                   HELD WITH THE    TERM OF OFFICE:
NAME, ADDRESS AND AGE              COMPANY          OFFICER SINCE
---------------------------------  ----------------  ---------------
W. Patrick Sterner                 Vice President      1992
6300 Lamar Avenue
Overland Park KS 66202
Year of Birth:  1949
---------------------------------  ----------------  ---------------

-------------------------------------------  -----------------------
PRINCIPAL OCCUPATION(S)                      DIRECTORSHIPS
DURING PAST 5 YEARS                          HELD BY OFFICER
-------------------------------------------  -----------------------
Senior Vice President of WRIMCO; Vice        None
President and portfolio manager of three
funds in the Fund Complex
-------------------------------------------  -----------------------
-------------------------------------------  -----------------------

---------------------------------  ---------------- ---------------
---------------------------------  ---------------- ---------------
                                   POSITION(S)
                                   HELD WITH THE    TERM OF OFFICE:
NAME, ADDRESS AND AGE              COMPANY          OFFICER SINCE
---------------------------------  ---------------- ---------------
Mira Stevovich                     Vice President        2000
6300 Lamar Avenue                  Asst. Treasurer       2000
Overland Park KS 66202
Year of Birth:  1953
--------------------------------- ---------------- ---------------

------------------------------------------- -----------------------
PRINCIPAL OCCUPATION(S)                      DIRECTORSHIPS
DURING PAST 5 YEARS                          HELD BY OFFICER
------------------------------------------- -----------------------
Vice President of WRIMCO; Vice President,    None
Assistant Treasurer and portfolio manager
of four funds in the Fund Complex; formerly,
Assistant Portfolio Manager for funds
managed by WRIMCO
-------------------------------------------  -----------------------
-------------------------------------------  -----------------------

---------------------------------  ---------------- ---------------
---------------------------------  ---------------- ---------------
                                   POSITION(S)
                                   HELD WITH THE    TERM OF OFFICE:
NAME, ADDRESS AND AGE              COMPANY          OFFICER SINCE
---------------------------------  ----------------  ---------------
Daniel J. Vrabac                   Vice President        1997
6300 Lamar Avenue
Overland Park KS 66202
Year of Birth:  1954
---------------------------------  ---------------- ---------------

-------------------------------------------  -----------------------
PRINCIPAL OCCUPATION(S)                      DIRECTORSHIPS
DURING PAST 5 YEARS                          HELD BY OFFICER
-------------------------------------------  -----------------------
Senior Vice President and Head of Fixed      None
Income for WRIMCO; Vice President and
portfolio manager of five funds in the
Fund Complex
-------------------------------------------  -----------------------
-------------------------------------------  -----------------------

---------------------------------  ---------------- ---------------
---------------------------------  ---------------- ---------------
                                   POSITION(S)
                                   HELD WITH THE    TERM OF OFFICE:
NAME, ADDRESS AND AGE              COMPANY          OFFICER SINCE
---------------------------------  ---------------- ---------------
James D. Wineland                  Vice President        1997
6300 Lamar Avenue
Overland Park KS 66202
Year of Birth:  1951
---------------------------------  ---------------- ---------------

-------------------------------------------  -----------------------
PRINCIPAL OCCUPATION(S)                      DIRECTORSHIPS
DURING PAST 5 YEARS                          HELD BY OFFICER
-------------------------------------------  -----------------------
Senior Vice President of WRIMCO; Vice        None
President and portfolio manager of three
funds in the Fund Complex
-------------------------------------------  -----------------------
-------------------------------------------  -----------------------

COMMITTEES OF THE BOARD OF DIRECTORS

     The Board has established the following committees:  Audit Committee,
Executive Committee, Nominating Committee, Valuation Committee and
Investment Review Committee. The respective duties and current memberships are:

AUDIT COMMITTEE:  The Audit Committee meets with the Fund's independent auditors, internal auditors and corporate officers to discuss the scope and results of the annual audit of the Fund, to review financial statements,

reports, compliance matters, and to discuss such other matters as the
Committee deems appropriate or desirable. The Committee acts as a liaison between the Fund's independent auditors and the full Board of Directors.
David P. Gardner, James M. Concannon, Linda K. Graves and Robert L. Hechler
are the members of the Audit Committee. During the calendar year ended
December 31, 2001, the Audit Committee met four times.

EXECUTIVE COMMITTEE:  When the Board is not in session, the Executive
Committee has and may exercise any or all of the powers of the Board in the management of the business and affairs of the Fund except the power to increase or decrease the size of, or fill vacancies on the Board, and except as otherwise provided by law. Keith A. Tucker, Glendon E. Johnson and John A. Dillingham are the members of the Executive Committee. During the calendar year ended December 31, 2001, the Executive Committee did not meet.

NOMINATING COMMITTEE:  The Nominating Committee evaluates, selects and recommends to the Board candidates for disinterested directors. Glendon E.
Johnson, Eleanor B. Schwartz and Frederick Vogel III are the members of the
Nominating Committee. During the calendar year ended December 31, 2001, the
Nominating Committee did not meet.

VALUATION COMMITTEE:  The Valuation Committee reviews and considers valuation recommendations by management for securities for which market quotations are not available, and values such securities and other assets at fair value as determined in good faith under procedures established by the Board. Keith A. Tucker and Henry J. Herrmann are the members of the
Valuation Committee.

INVESTMENT REVIEW COMMITTEE:  The Investment Review Committee considers such matters relating to the investment management of the funds in the Fund
Complex as the Committee may, from time to time, determine warrant review, such as investment management policies and strategies, investment performance, risk management techniques and securities trading practices, and may make recommendations as to these matters to the Board. Frederick
Vogel III, Joseph Harroz, Jr. and David P. Gardner are the members of the
Investment Review Committee. The Investment Review Committee was formed in
February 2002; therefore, during the calendar year ended December 31, 2001, the Committee did not meet.

OWNERSHIP OF FUND SHARES AS OF JANUARY 2, 2002

     The following table provides information regarding shares of the W&R
Funds owned by each Director, as well as the aggregate dollar range of shares owned, by each Director, within the Fund Complex.

DISINTERESTED DIRECTORS

                           DOLLAR RANGE          AGGREGATE DOLLAR RANGE
                           OF FUND OR            OF SHARES OWNED IN ALL
                           PORTFOLIO             FUNDS WITHIN THE
DIRECTOR                   SHARES OWNED          FUND COMPLEX
--------                   --------------      -----------------------
James M. Concannon         $1 to $10,000               over $100,000
John A. Dillingham         $50,001 to $100,000         over $100,000
David P. Gardner           $10,001 to $50,000     $10,001 to $50,000
Linda K. Graves            none                        over $100,000
Joseph Harroz, Jr.         none                        over $100,000
John F. Hayes              none                        over $100,000
Glendon E. Johnson         none                        over $100,000
Eleanor B. Schwartz        none                        $1 to $10,000
Frederick Vogel III        $1 to $10,000               over $100,000

INTERESTED DIRECTORS

                           DOLLAR RANGE       AGGREGATE DOLLAR RANGE
                           OF FUND OR         OF SHARES OWNED IN ALL
                           PORTFOLIO          FUNDS WITHIN THE
DIRECTOR                   SHARES OWNED       FUND COMPLEX
--------                   --------------     -----------------------
Robert L. Hechler          none               over $100,000
Henry J. Herrmann          none               over $100,000
Frank J. Ross, Jr.         none               over $100,000
Keith A. Tucker            none               over $100,000

     The Board has created an honorary position of Director Emeritus, whereby an incumbent Director who has attained the age of 70 may, or if elected on or after May 31, 1993 and has attained the age of 75 must, resign his or her position as Director and, unless he or she elects otherwise, will serve as Director Emeritus provided the Director has served as a Director of W&R Funds for at least five years which need not have been consecutive. A Director Emeritus receives fees in recognition of his or her past services whether or not services are rendered in his or her capacity as Director Emeritus, but he or she has no authority or responsibility with respect to the management of the Funds. Messrs. Henry L. Bellmon, Jay B.
Dillingham, William T. Morgan, Doyle Patterson, Ronald K. Richey and Paul
S. Wise retired as Directors of W&R Funds and of each of the funds in the
Fund Complex, and each serves as Director Emeritus.

     The funds in the Fund Complex pay to each Director (other than
Directors who are affiliates of Waddell & Reed) effective January 1, 2002, an annual base fee of $65,500 (of which at least $7,500 is deferred), plus
$4,250 for each meeting of the Board attended, plus reimbursement of expenses for attending such meeting and $500 for each committee meeting attended which is not in conjunction with a Board meeting. Prior to January
1, 2002, the funds in the Fund Complex paid to each such Director an annual base fee of $52,000 plus $3,250 for each meeting of the Board attended. The fees to the Directors are divided among the funds in the Fund Complex based on each fund's relative size. During the fiscal year ended March 31, 2002, the Directors received the following fees for service as a director:

                            COMPENSATION TABLE

                                          Total
                         Aggregate     Compensation
                        Compensation    From Fund
                            From         and Fund
Director                    Fund        Complex[1]
--------                 ------------    ------------
Henry J. Herrmann         $    0        $     0
Keith A. Tucker                0              0
James M. Concannon         3,738         74,000
John A. Dillingham         3,738         74,000
David P. Gardner           3,738         74,000
Linda K. Graves            3,738         74,000
Joseph Harroz, Jr.         3,738         74,000
John F. Hayes              3,579         70,750
Robert L. Hechler          1,118         22,000
Glendon E. Johnson         3,738         74,000
William T. Morgan[2]       3,738         74,000
Frank J. Ross, Jr.         3,738         74,000
Eleanor B. Schwartz        3,738         74,000
Frederick Vogel III        3,738         74,000

[1]No pension or retirement benefits have been accrued as a part of Fund expenses.
[2]Mr. Morgan resigned from the Board of Directors for the Waddell & Reed
Advisors Funds, W&R Funds, W&R Target Funds, Inc. and Waddell & Reed
InvestEd Portfolios, Inc. effective June 1, 2002.

     The officers are paid by WRIMCO or its affiliates.

Shareholdings

     As of June 30, 2002, all of the Directors and officers of W&R Funds, as a group, owned less than 1% of the outstanding shares of W&R Funds. The following table sets forth information with respect to the Funds, as of
June 30, 2002, regarding the ownership of Fund shares.

                                        Shares owned
Name and Address                        Beneficially
of Beneficial Owner        Class        or of Record     Percent
-------------------        -----        ------------     -------
Frank H Armstrong (TOD)  Tax-Managed Equity Fund
610 Harry S Truman Dr      Class B           5,816        10.97%
Upper Marlboro MD  20774-2062

William Thomas Ashby &   Municipal Bond Fund
Nelle M Ashby Co-ttees     Class B           2,596         7.02%
The William Thomas Ashby Sr
Revoc Living Trust
105 Stratford
Summerville SC  29485-8636

Marie D Burns Ttee       Tax-Managed Equity Fund
U/A dtd 03-30-1989         Class B           3,106         5.86%
Fred & Marie Dube Trust
FBO Fred Dube
2070 World Parkway Blvd Apt 36
Clearwater FL  33763-3646

Charles Schwab & Co Inc  Core Equity Fund
Special Custody A/C        Class Y         141,676        38.94%
  for the Benefit of
  Customers              Small Cap Growth Fund
ATTN:  Mutual Funds        Class Y         313,214         9.47%
101 Montgomery St
San Francisco CA         International Growth Fund
  94104-4122               Class Y          17,126         1.64%

                         Science and Technology Fund
                           Class Y          34,342        20.09%

                         Large Cap Growth Fund
                           Class Y          52,382        59.79%

                         Mid Cap Growth Fund
                           Class Y          41,302        85.49%

Carolyn Cioffi (TOD)     Municipal Bond Fund
1 Rollwood Dr              Class B           1,874         5.07%
Guilford CT  06437-2845

Connecticut Gen          Small Cap Growth Fund
  Life Insurance Co        Class Y         174,621         5.28%
280 Trumbull St
Hartford CT  06103-3509

Marjorie M Cosel Trustee Municipal Bond Fund
U/A Dtd Mar 11 1987        Class A          27,411        12.53%
Marjorie M Cosel Rev Trust
1675 Comstock Ave
Los Angeles CA  90024-5300

                                        Shares owned
Name and Address                        Beneficially
of Beneficial Owner        Class        or of Record     Percent
-------------------        -----        ------------     -------
Cummings Prop Mangment   High Income Fund
  Inc Ttee                  Class B          19,775        15.82%
U/A dtd 04-15-1997
FBO Joseph M Sterner
200 W Cummings Park
Woburn MA  01801-6504

Steven G Dangberg &      Municipal Bond Fund
Sharon M Dangberg Jtn Ros   Class B           1,959         5.30%
835 Daniel Drive
Reno NV  89509-2314

Pauline W Dickson (TOD)  Limited-Term Bond Fund
5600 Pioneers Blvd  Apt 216 Class B          14,881         6.07%
Lincoln NE  68506-5175

Fiduciary Trust Co       Asset Strategy Fund
  NH Cust                   Class B          17,436         7.04%
IRA
FBO Dolores W Dillon
4 Highfield Ln
Wayne PA  19087-2760

Donaldson Lufkin         Limited-Term Bond Fund
  Jenrette                  Class A         103,294         8.33%
Securities Corp Inc
P. O. Box 2052           International Growth Fund
Jersey City NJ              Class A          87,799        11.50%
  07303-2052

Robert Egbert &          Municipal Bond Fund
Joan Egbert &               Class A          73,696        33.68%
Co-Ttees U/A Dtd August 21 1991
2902 Sailor Ave
Ventura CA  93001-4156

Fiduciary Trust Co       High Income Fund
  NH Cust                   Class B           6,948         5.56%
IRA Rollover
FBO Paul S Fantaski
585 Route 366
Apollo PA  15613-9234

Vincent A Feraudo &      Municipal Bond Fund
Cynthia L Savage Jtn Ros   Class B             544         1.47%
4515 Woodlawn Ave N
Seattle WA  98103-6742   Tax-Managed Equity Fund
                           Class B           3,111         5.87%

                                       Shares owned
Name and Address                       Beneficially
of Beneficial Owner        Class       or of Record     Percent
-------------------        -----        ------------     -------
Joan G Ford Tr           High Income Fund
U/A Dtd 08-29-1990         Class A          30,755         9.28%
Joan G Ford 1990 Revocable Trust
40 Sunrise Ave
Mill Valley CA  94941-3339

Ronald A & Thomas A      Asset Strategy Fund
  Hawthorne Tr             Class A          49,885        12.31%
Central City Scale Inc
Qualified 401(k) Plan
FBO Ronald A Hawthorne
P O Box 197
Central City NE  68826-0197

Richard L Henderson &    Tax-Managed Equity Fund
Bess A Henderson           Class B           2,753         5.20%
  Jtn Ros (TOD)
721 Bristol Ct
Liberty MO  64068-2900

Joseph D Horvath         Asset Strategy Fund
310 Prince St              Class B          13,022         5.26%
Bordentown NJ  08505-1717

Fiduciary Trust Co       Money Market Fund
  NH Cust                  Class B          51,975         9.20%
IRA
FBO Jerome A Infantino Sr
321 Wood Rd
Rochester NY  14626-3238

David Johnson Tr         Core Equity Fund
Church TSA Archdiocese     Class Y         209,817        57.66%
  of OK
FBO Unallocated Assets   Small Cap Growth Fund
Church Sponsored           Class Y         168,825         5.10%
  403(B) Plan
P O Box 32180            Limited-Term Bond Fund
Oklahoma City OK           Class Y          44,064        47.68%
  73123-0380
                         International Growth Fund
                           Class Y          82,710         7.93%

                         Asset Strategy Fund
                           Class Y          52,689        91.51%

Dennis Kidwell &         Tax-Managed Equity Fund
  Bennie Kidwell Jtn Ros
                           Class C          10,226         7.68%
401 S Fann St
Anaheim CA  92804-2619

                                       Shares owned
Name and Address                       Beneficially
of Beneficial Owner        Class       or of Record     Percent
-------------------        -----        ------------     -------
Fiduciary Trust Co       Limited-Term Bond Fund
  NH Cust                  Class B          13,207         5.38%
IRA Rollover
FBO Judy Knudsen
2260 Cherry St
Lunden WA  98264-9031

Fiduciary Trust Co       Money Market Fund
  NH Cust                  Class B         221,086        39.14%
IRA Rollover
FBO Allan T Lane
P O Box 265
Ennis MT  59729-0265

Lyle N Larkin &          Municipal Bond Fund
  Maryann Larkin           Class A          16,084         7.35%
Co-Ttees UA Dtd 09-02-1998
Larkin Family Trust
261 N Thora St
Orange CA  92869-3140

Carol N Lemieux &        Tax-Managed Equity Fund
Gerard R Lemieux Ten Com   Class A          45,872         6.59%
4845 Spurgin Rd
Missoula MT  59804-4552

Fiduciary Trust Co       High Income Fund
  NH Cust                  Class B           6,640         5.31%
IRA Rollover
FBO Paula V Martin
3440 SW Macvicar Ave
Topeka KS  66611-1840

Millennium Trust         Small Cap Growth Fund
  Company, LLC             Class Y         301,937         9.13%
Cust Funds 975C
15255 S 94th Ave Ste 300
Orland Park IL  60462-3897

Richard V Morgera MD Tr  Money Market Fund
Family Medicenter Inc      Class B          28,653         5.07%
Profit Sharing Plan
FBO Unallocated Assets
203 Prospect Ave
Middletown RI  02842-5605

Otha B Nance &           Municipal Bond Fund
V Zoann Nance Jtn Ros      Class B          17,145        46.38%
1529 South Kemensky Ave
Chicago IL  60623-1949

                                        Shares owned
Name and Address                        Beneficially
of Beneficial Owner        Class        or of Record     Percent
-------------------        -----        ------------     -------
National Financial       Core Equity Fund
  Services Corp            Class Y           1,956         0.54%
FBO Various Customers
ATTN:  Mutual Funds Dept Small Cap Growth Fund
  5th Floor                Class Y       1,338,993        40.49%
200 Liberty St
One World Financial      International Growth Fund
  Center                   Class Y         122,195        11.71%
New York NY  10281-1003
                         Science and Technology Fund
                           Class Y          59,328        34.70%

National Investor        High Income Fund
  Services Corp            Class Y             244         6.35%
for the Exclusive Benefit
of our Customers
55 Water St Fl 32
New York NY  10041-0028

Nationwide Trust         Core Equity Fund
  Company FSB              Class A          83,566         8.06%
C/O IPO Portfolio Accounting
P O Box 182029           Small Cap Growth Fund
Columbus OH  43218-2029    Class A         197,679        11.53%

                         Limited-Term Bond Fund
                           Class A          50,713         4.09%

                         International Growth Fund
                           Class A          26,529         3.48%

                         Asset Strategy Fund
                           Class A          73,449        18.14%

                         Science and Technology Fund
                           Class A          94,058        14.03%

                         High Income Fund
                           Class A          18,159         5.48%

Northern Trust Company   International Growth Fund
FBO Schwartz               Class Y         294,618        28.24%
  Charitable Remainder
Unit Trust
P O Box 92956
Chicago IL  60675-2956

Luverne J Olson &        Tax-Managed Equity Fund
Nancy G Olson Jtn Ros      Class B           2,833         5.35%
4024 Third Street NW
Rochester MN  55901-7564

                                        Shares owned
Name and Address                        Beneficially
of Beneficial Owner        Class        or of Record     Percent
-------------------        -----        ------------     -------
Lee Dester Pool (TOD)    Municipal Bond Fund
Thomas Pool                Class B           6,571        17.78%
3344 205th St
Olympia Flds IL  60461-1407

Lloyd E Potter &         Tax-Managed Equity Fund
  Nellie M Potter          Class B           4,759         8.98%
Co-Ttees U/A dtd 02-02-2001
Lloyd & Nellie M Potter Trust
1280 Happy Hollow Rd
Napoleon MO  64074-9114

Prudential Securities    International Growth Fund
  Inc                      Class Y         278,185        26.66%
Special Custody for the
  Benefit of the Client
ATTN:  Mutual Funds
1 New York Plz
New York NY  10292-0001

Quad City Bank &         International Growth Fund
  Trust Co Cust            Class Y          56,766         5.44%
For St Ambrose University
3551 7th St  Suite 100
Moline IL  61265-6156

Rosemary Riley (TOD)     Tax-Managed Equity Fund
326 S Davis St             Class B           3,743         7.06%
Ottumwa IA  52501-5007

Fiduciary Trust Co       High Income Fund
  NH Cust                  Class B          11,287         9.03%
IRA
FBO Donald P Sanford
P O Box 1570
La Conner WA  98257-1570

Marilyn L Shoemaker      Money Market Fund
5248 Cobblecreek Rd        Class B          84,958        15.04%
Salt Lake City UT  84117-6787

Trust Company of America Money Market Fund
FBO 65                     Class A       6,724,057        50.86%
PO Box 6503
Englewood CO  80155-6503

                                        Shares owned
Name and Address                        Beneficially
of Beneficial Owner        Class        or of Record     Percent
-------------------        -----        ------------     -------
UMBSC & Co               Small Cap Growth Fund
FBO Pittsburg State        Class Y         239,742         7.25%
  University
C/O Trust Dept - George Root
P O Box 419692
Kansas City MO  64141-6692

UMBSC & Co               Limited-Term Bond Fund
FBO VFW Veterans           Class Y          45,377        49.10%
  Service Fund
P O Box 419260
Kansas City MO  64141-6260

Fiduciary Trust Co       Money Market Fund
  NH Cust                  Class C         526,124         6.75%
IRA Rollover
FBO C A Vallombroso
30 Dorchester Ln
Branford CT  06405-2819

Verb & Co                International Growth Fund
4380 SW Macadam Ave        Class Y          94,310         9.04%
  Ste 450
Portland OR  97201-6407

Waddell & Reed Inc       Large Cap Growth Fund
ATTN:  Waddell & Reed      Class A         302,959        14.77%
  Controller
P O Box 29217            Mid Cap Growth Fund
Shawnee Mission KS         Class A         311,637        18.94%
  66201-9217
                         Tax-Managed Equity Fund
                           Class A         300,000        43.07%

                         Money Market Fund
                           Class A       3,217,691        24.34%

                         Municipal Bond Fund
                           Class Y             207       100.00%

                         High Income Fund
                           Class Y             271         7.04%

                                       Shares owned
Name and Address                       Beneficially
of Beneficial Owner        Class       or of Record     Percent
-------------------        -----        ------------     -------
Waddell & Reed           International Growth Fund
  Financial, Inc.          Class Y          62,170         5.96%
401(k) and Thrift Plan
6300 Lamar Avenue        Asset Strategy Fund
Overland Park KS 66201     Class Y           3,878         6.74%

                         Science and Technology Fund
                           Class Y          76,543        44.77%

                         High Income Fund
                           Class Y           3,270        85.14%

Woman's Club of Oakmont  Tax-Managed Equity Fund
P O Box 165                Class B           4,167         7.86%
Oakmont PA  15139-0165

                         PAYMENTS TO SHAREHOLDERS

General

     There are two (three, in the case of certain Funds) sources for the payments a Fund makes to you as a shareholder of a class of shares of a
Fund, other than payments when you redeem your shares. The first source is net investment income, which is derived from the dividends, interest and earned discount on the securities a Fund holds, less expenses (which will vary by class). The second source is net realized capital gains, which are derived from the proceeds received from a Fund's sale of securities at a price higher than the Fund's tax basis (usually cost) in such securities, less losses from sales of securities at a price lower than the Fund's basis therein; these gains can be either long-term or short-term, depending on how long a Fund has owned the securities before it sells them. The third source (in the case of W&R Asset Strategy Fund, W&R Core Equity Fund, W&R
High Income Fund, W&R Large Cap Growth Fund, W&R International Growth Fund,
W&R Mid Cap Growth Fund, W&R Science and Technology Fund and W&R Small Cap
Growth Fund) is net realized gains from foreign currency transactions. The payments made to shareholders from net investment income, net short-term capital gains, and net realized gains from certain foreign currency transactions are called dividends. Payments, if any, from net long-term capital gains and the remaining foreign currency gains are called distributions.

     Each Fund pays distributions from net capital gains (the excess of net long-term capital gains over net short-term capital losses). A Fund may or may not have such gains, depending on whether securities are sold and at what price. If a Fund has net capital gains, it will pay distributions once each year, in the latter part of the fourth calendar quarter, except to the extent it has net capital losses carried over from a prior year or years to offset the gains. It is the policy of each Fund to make annual capital gains distributions to the extent that net capital gains are realized in excess of available capital loss carryovers.

     Income and expenses are earned and incurred separately by each Fund, and gains and losses on portfolio transactions of each Fund are attributable only to that Fund. For example, capital losses realized by one
Fund would not affect capital gains realized by another Fund.

Choices You Have on Your Dividends and Distributions

     On your application form, you can give instructions that (1) you want cash for your dividends and/or distributions or (2) you want your dividends and/or distributions paid in Fund shares of the same class as that with respect to which they were paid. However, a total dividend and/or distribution amount less than five (5) dollars will be automatically paid in Fund shares of the same class as that with respect to which they were paid. You can change your instructions at any time. If you give no instructions, your dividends and distributions will be paid in Fund shares of the same class as that with respect to which they were paid. All payments in shares are at NAV without any sales charge. The NAV used for this purpose is that computed as of the record date for the dividend or distribution, although this could be changed by the Board of Directors.

     Even if you receive dividends and distributions on Class A shares in cash, you can thereafter reinvest them (or distributions only) in Class A shares of the Fund at NAV next calculated after receipt by Waddell & Reed of the amount clearly identified as a reinvestment. The reinvestment must be within forty-five (45) days after the payment.

                                   TAXES

General

     Each Fund has qualified since its inception for treatment as a regulated investment company (RIC) under the Code, so that it is relieved of Federal income tax on that part of its investment company taxable income
(consisting generally of taxable net investment income, net short-term capital gains and, for certain Funds, net gains from certain foreign currency transactions, determined without regard to any deduction for dividends paid) that it distributes to its shareholders. To continue to qualify for treatment as a RIC, a Fund must distribute to its shareholders for each taxable year at least 90% of the sum of its investment company taxable income plus, in the case of W&R Municipal Bond Fund, its net interest income excludable from gross income under Section 103(a) of the
Code  and must meet several additional requirements. With respect to each
Fund, these requirements include the following:  (1) the Fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or foreign currencies or other income
(including gains from options, futures contracts or forward currency contracts) derived with respect to its business of investing in securities or those currencies; (2) at the close of each quarter of the Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs and other securities that are limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund's total assets and that does not represent more than 10% of the issuer's outstanding voting securities; and (3) at the close of each quarter of the Fund's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. Government securities or the securities of other RICs) of any one issuer.

     Investments in precious metals would have adverse tax consequences for
W&R Asset Strategy Fund and its shareholders if it either (1) derived more than 10% of its gross income in any taxable year from the disposition of precious metals and from other income that does notqualify under the
Income Requirement or (2) held precious metals in such quantities that the
Fund failed to satisfy the 50% Diversification Requirement for any quarter.
W&R Asset Strategy Fund intends to continue to manage its portfolio so as to avoid failing to satisfy those requirements for these reasons.

     If a Fund failed to qualify for treatment as a RIC for any taxable year, (1) it would be taxed as an ordinary corporation on the full amount of its taxable income for that year (even if it distributed that income to its shareholders) and (2) the shareholders would treat all distributions out of its earnings and profits, including distributions of net capital gains and, for W&R Municipal Bond Fund, distributions that otherwise would be exempt-interest dividends described below, as dividends (that is, ordinary income). In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying for RIC treatment.

     Dividends and distributions declared by a Fund in December of any year and payable to its shareholders of record on a date in that month are deemed to have been paid by the Fund and received by the shareholders in
December even if the Fund pays them during the following January.
Accordingly, those dividends and distributions will be taxed to the shareholders for the year in which that December falls.

     If Fund shares are sold at a loss after being held for six months or less, the loss will be treated as a long-term, instead of short-term, capital loss to the extent of any distributions received on those shares.
Investors also should be aware that if they purchase shares shortly before the record date for a dividend or distribution, they will receive some portion of the purchase price back as a taxable dividend or distribution.

     Each Fund will be subject to a nondeductible 4% excise tax (Excise
Tax) to the extent it fails to distribute, by the end of any calendar year, substantially all of its ordinary income for that year and capital gains net income for the one-year period ending on October 31 of that year, plus certain other amounts. For these purposes, a Fund may defer into the next calendar year net capital loss incurred between November 1 and the end of the current calendar year. It is the policy of each Fund to pay sufficient dividends and distributions each year to avoid imposition of the Excise
Tax.

Income from Foreign Securities

     Dividends and interest received, and gains realized, by a Fund on foreign securities may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions (foreign taxes) that would reduce the yield and/or total return on its securities. Tax conventions between certain countries and the United States may reduce or eliminate foreign taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.

     If more than 50% of the value of W&R International Growth Fund's total assets at the close of its taxable year consists of securities of foreign corporations, that Fund will be eligible to, and may, file an election with the Internal Revenue Service that will enable its shareholders, in effect, to receive the benefit of the foreign tax credit with respect to any foreign taxes paid by it. Pursuant to any such election, W&R International
Growth Fund would treat those taxes as dividends paid to its shareholders and each shareholder would be required to (1) include in gross income, and treat as paid by the shareholder, the shareholder's proportionate share of those taxes, (2) treat the shareholder's share of those taxes and of any dividend paid by that Fund that represents income from foreign or U.S.
possessions sources as the shareholder's own income from those sources and
(3) either deduct the taxes deemed paid by the shareholder in computing the shareholder's taxable income or, alternatively, use the foregoing information in calculating the foreign tax credit against the shareholder's
Federal income tax. W&R International Growth Fund will report to its shareholders shortly after each taxable year their respective shares of that Fund's income from sources within foreign countries and U.S.
possessions and foreign taxes it paid, ifit makes this election.
Individuals who have no more than $300 ($600 for married persons filing jointly) of creditable foreign taxes included on Forms 1099 and all of whose foreign-source income is qualified passive income may elect each year to be exempt from the extremely complicated foreign tax credit limitation, in which event they would be able to claim a foreign tax credit without having to file the detailed Form 1116 that otherwise is required.

     Each of W&R Asset Strategy Fund, W&R Core Equity Fund, W&R High Income
Fund, W&R International Growth Fund, W&R Large Cap Growth Fund, W&R Mid Cap
Growth Fund, W&R Science and Technology Fund, W&R Small Cap Growth Fund,
and W&R Tax-Managed Equity Fund may invest in the stock of passive foreign investment companies (PFICs). A PFIC is any foreign corporation (with certain exceptions) that, in general, meets either of the following tests:
(1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, a Fund will be subject to Federal income tax on a portion of any excess distribution received on the stock of a PFIC or of any gain on disposition of the stock (collectively PFIC income), plus interest thereon, even if the Fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the Fund's investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders.

     If a Fund invests in a PFIC and elects to treat the PFIC as a qualified electing fund (QEF), then in lieu of the foregoing tax and interest obligation, the Fund will be required to include in income each year its pro rata share of the QEF's annual ordinary earnings and net capital gain -- which probably would have to be distributed by the Fund to satisfy the Distribution Requirement and avoid imposition of the Excise Tax
-- even if those earnings and gain were not distributed to the Fund by the
QEF. In most instances it will be very difficult, if not impossible, to make this election because of certain requirements thereof.

     A Fund may elect to mark to market its stock in any PFIC. Marking-to-
market, in this context, means including in ordinary income each taxable year the excess, if any, of the fair market value of a PFIC's stock over a
Fund's adjusted basis therein as of the end of that year. Pursuant to the election, a Fund also may deduct (as an ordinary, not capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock included by the Fund for prior taxable years under the election (and under regulations proposed in
1992 that provided a similar election with respect to the stock of certain
PFICs). A Fund's adjusted basis in each PFIC's stock with respect to which it makes this election will be adjusted to reflect the amounts of income included and deductions taken under the election.

Foreign Currency Gains and Losses

     Under Section 988 of the Code, gains or losses (1) from the disposition of foreign currencies, including forward currency contracts,
(2) except in certain circumstances, from options and forward contracts on foreign currencies (and on financial instruments involving foreign currencies) and from notional principal contracts (e.g., swaps, caps, floors, and collars) involving payments denominated in foreign currencies,
(3)on the disposition of each debt security denominated in a foreign currency that are attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security and the date of its disposition and (4) that are attributable to fluctuations in exchange rates that occur between the time a Fund accrues interest, dividends or other receivables, or expenses or other liabilities, denominated in a foreign currency and the time the Fund actually collects the receivables or pays the liabilities, generally are treated as ordinary income or loss.
These gains or losses may increase or decrease the amount of a Fund's investment company taxable income to be distributed to its shareholders as ordinary income, rather than affecting the amount of its net capital gain.

Income from Financial Instruments and Foreign Currencies

     The use of hedging and option income strategies, such as writing
(selling) and purchasing options and futures contracts and entering into forward currency contracts, involves complex rules that will determine for income tax purposes the amount, character and timing of recognition of the gains and losses a Fund realizes in connection therewith. Gains from the disposition of foreign currencies (except certain gains that may be excluded by future regulations), and gains from options, futures contracts and forward currency contracts a Fund derives with respect to its business of investing in securities or foreign currencies, will be treated as qualifying income under the Income Requirement.

     Any income a Fund earns from writing options is treated as short-term capital gains. If the Fund enters into a closing purchase transaction, it will have a short-term capital gain or loss based on the difference between the premium it receives for the option it wrote and the premium it pays for the option it buys. If an option written by the Fund lapses without being exercised, the premium it receives also will be a short-term capital gain.
If such an option is exercised and the Fund thus sells the securities subject to the option, the premium the Fund receives will be added to the exercise price to determine the gain or loss on the sale.

     Certain futures contracts, forward currency contracts and listed non-
equity options (that is, certain listed options, such as those on a broad-
based securities index) in which the Funds may invest will be Section 1256 contracts. Section 1256 contracts a Fund holds at the end of its taxable year, other than contracts subject to a mixed straddle election the Fund made, are marked-to-market (that is, treated as sold at that time for their fair market value) for Federal income tax purposes, with the result that unrealized gains or losses are treated as though they were realized. Sixty percent of any net gains or losses recognized on these deemed sales, and
60% of any net realized gains or losses from any actual sales of Section
1256 contracts, are treated as long-term capital gains or losses, and the balance is treated as short-term capital gains or losses. Section 1256 contracts also may be marked-to-market for purposes of the Excise Tax. A
Fund may need to distribute any mark-to-market gains to its shareholders to satisfy the Distribution Requirement and/or avoid imposition of the Excise
Tax, even though it may not have closed the transactions and received cash to pay the distributions.

     Code Section 1092 (dealing with straddles) also may affect the taxation of options, futures contracts and forward currency contracts in which the Funds may invest. That section defines a straddle as offsetting positions with respect to actively traded personal property; for these purposes, options, futures contracts and forward currency contracts are positions in personal property. Section 1092 generally provides that any loss from the disposition of a position in a straddle may be deducted only to the extent the loss exceeds the unrealized gain on the offsetting position(s) of the straddle. In addition, these rules may postpone the recognition of loss that would otherwise be recognized under the mark-to-
market rules discussed above. The regulations under Section 1092 also provide certain wash sale rules, which apply to transactions where a position is sold at a loss and a new offsetting position is acquired within a prescribed period, and short sale rules applicable to straddles. If a
Fund makes certain elections, the amount, character and timing of the recognition of its gains and losses from the affected straddle positions will be determined under rules that vary according to the elections made.
Because only a few of the regulations implementing the straddle rules have been promulgated, the tax consequences of straddle transactions to the
Funds are not entirely clear.

     If a Fund has an appreciated financial position -- generally, an interest (including an interest through an option, futures or forward currency contract or short sale) with respect to any stock, debt instrument
(other than straight debt) or partnership interest the fair market value of which exceeds its adjusted basis -- and enters into a constructive sale of the position, the Fund will be treated as having made an actual sale thereof, with the result that it will recognize gain at that time. A constructive sale generally consists of a short sale, an offsetting notional principal contract or a futures or forward currency contract a
Fund or a related person enters into with respect to the same or substantially identical property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially identical property will be deemed a constructive sale. The foregoing will not apply, however, to any transaction of a Fund during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and the Fund holds the appreciated financial position unhedged for 60 days after that closing (i.e., at no time during that 60-day period is the Fund's risk of loss regarding that position reduced by reason of certain specified transactions with respect to substantially identical or related property, such as having an option to sell, being contractually obligated to sell, making a short sale or granting an option to buy substantially identical stock or securities).

Zero Coupon and Payment-in-Kind Securities

     Certain Funds may acquire zero coupon or other securities issued with
OID. As a holder of those securities, a Fund must include in its income the portion of the OID that accrues on them during the taxable year, even if the Fund receives no corresponding payment on the securities during the year. Similarly, a Fund must include in its gross income securities it receives as interest on payment-in-kind securities. Because each Fund annually must distribute substantially all of its investment company taxable income, including any accrued OID and other non-cash income, to satisfy the Distribution Requirement and avoid imposition of the Excise
Tax, it may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives.
Those distributions will be made from the Fund's cash assets or from the proceeds of sales of portfolio securities, if necessary. The Fund may realize capital gains or losses from those sales, which would increase or decrease its investment company taxable income and/or net capital gains.

W&R Municipal Bond Fund

     Dividends paid by W&R Municipal Bond Fund will qualify as exempt-
interest dividends, and thus will be excludable from its shareholders'
gross income, if the Fund satisfies the additional requirement that, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consists of securities the interest on which is excludable from gross income under section 103(a); the Fund intends to continue to satisfy this requirement. The aggregate dividends excludable from all shareholders' gross income may not exceed the Fund's net tax-exempt income.
W&R Municipal Bond Fund uses the average annual method to determine the exempt income portion of each distribution, and the percentage of income designated as tax-exempt for any particular distribution may be substantially different from the percentage of its income that was tax-
exempt during the period covered by the distribution. The treatment of dividends from the Fund under state and local income tax laws may differ from the treatment thereof under the Code.

     If the Fund's shares are sold at a loss after being held for six months or less, the loss will be disallowed to the extent of any exempt-

interest dividends received on those shares. Tax-exempt interest attributable to certain PABs (including a proportionate part of the exempt-
interest dividends paid by the Fund attributable thereto) is a tax preference item for purposes of the AMT. Exempt-interest dividends received by a corporate shareholder also may be indirectly subject to the AMT without regard to whether the Fund's tax-exempt interest was attributable to PABs.

     Up to 85% of social security and railroad retirement benefits may be included in taxable income for recipients whose adjusted gross income
(including tax-exempt income such as the Fund's exempt-interest dividends)
plus 50% of their benefits exceeds certain base amounts. Exempt-interest dividends from the Fund still are tax-exempt to the extent described above;
they are only included in the calculation of whether a recipient's income exceeds the established amounts.

     If the Fund invests in any instruments that generate taxable income, under the circumstances described in its Prospectus, distributions of the income earned thereon will be taxable to the Fund's shareholders as ordinary income to the extent of its earnings and profits. Moreover, if the
Fund realizes capital gains as a result of market transactions, any distribution of those gains will be taxable to its shareholders. There also may be collateral Federal income tax consequences regarding the receipt of exempt-interest dividends by shareholders such as S corporations, financial institutions, and property and casualty insurance companies. A shareholder falling into any such category should consult its tax adviser concerning its investment in shares of the Fund.

                   PORTFOLIO TRANSACTIONS AND BROKERAGE

     One of the duties undertaken by WRIMCO pursuant to the Management
Agreement is to arrange for the purchase and sale of securities for the portfolio of each Fund. With respect to W&R Limited-Term Bond Fund, W&R
Money Market Fund, W&R Municipal Bond Fund and W&R High Income Fund, many purchases are made directly from issuers or from underwriters, dealers or banks. Purchases from underwriters include a commission or concession paid by the issuer to the underwriter. Purchases from dealers will include the spread between the bid and the asked prices. Otherwise, transactions in securities other than those for which an exchange is the primary market are generally effected with dealers acting as principals or market makers.
Brokerage commissions are paid primarily for effecting transactions in securities traded on an exchange and otherwise only if it appears likely that a better price or execution can be obtained. The individuals who manage the Funds may manage other advisory accounts with similar investment objectives. It can be anticipated that the manager will frequently, yet not always, place concurrent orders for all or most accounts for which the manager has responsibility or WRIMCO may otherwise combine orders for a
Fund with those of other funds in the W&R Funds, Waddell & Reed Advisors
Funds and W&R Target Funds, Inc. or other accounts for which it has investment discretion, including accounts affiliated with WRIMCO. WRIMCO, at its discretion, may aggregate such orders. Under current written procedures, transactions effected pursuant to such combined orders are averaged as to price and allocated in accordance with the purchase or sale orders actually placed for each fund or advisory account, except where the combined order is not filled completely. In this case, for a transaction not involving an initial public offering (IPO), WRIMCO will ordinarily allocate the transaction pro rata based on the orders placed, subject to certain variances provided for in the written procedures. For a partially filled IPO order, subject to certain variances specified in the written procedures, WRIMCO generally allocates the shares as follows: the IPO shares are initially allocated pro rata among the included funds and/or advisory accounts grouped according to investment objective, based on relative total assets of each group; and the shares are then allocated within each group pro rata based on relative total assets of the included funds and/or advisory accounts, except that (a) within a group having a small cap-related investment objective, shares are allocated on a rotational basis after taking into account the impact of the anticipated initial gain on the value of the included fund or advisory account and (b)
within a group having a mid-cap-related investment objective, shares are allocated based on the portfolio manager's judgment, including but not limited to such factors as the fund's or advisory account's investments strategies and policies, cash availability, any minimum investment policy, liquidity, anticipated term of the investment and current securities positions.

     In all cases, WRIMCO seeks to implement its allocation procedures to achieve a fair and equitable allocation of securities among its funds and other advisory accounts. Sharing in large transactions could affect the price a Fund pays or receives or the amount it buys or sells. As well, a better negotiated commission may be available through combined orders.

     To effect the portfolio transactions of a Fund, WRIMCO is authorized to engage broker-dealers (brokers) which, in its best judgment based on relevant factors, will implement the policy of the Fund to seek best execution (prompt and reliable execution at the best price obtainable) for reasonable and competitive commissions. WRIMCO need not seek competitive commission bidding but is expected to minimize the commissions paid to the extent consistent with the interests and policies of the Funds. Subject to review by the Board of Directors, such policies include the selection of brokers which provide execution and/or research services and or other services, including pricing or quotation services, directly or through others (research and brokerage services) considered by WRIMCO to be useful or desirable for its investment management of the Fund and/or the other funds and accounts for which WRIMCO has investment discretion.

     Such research and brokerage services are, in general, defined by reference to Section 28(e) of the Securities Exchange Act of 1934 as
including (1) advice, either directly or through publications or writings, as to the value of securities, the advisability of investing in, purchasing or selling securities and the availability of securities and purchasers or sellers; (2) furnishing analyses and reports; or (3) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement and custody). Investment discretion is, in general, defined as having authorization to determine what securities shall be purchased or sold for an account or making those decisions even though someone else has responsibility.

     The commissions paid to brokers that provide such research and/or brokerage services may be higher than the commission another qualified broker would charge for effecting comparable transactions if a good faith determination is made by WRIMCO that the commission is reasonable in relation to the research or brokerage services provided. Subject to the foregoing considerations, WRIMCO may also consider sales of Fund shares as a factor in the selection of broker-dealers to execute portfolio transactions. No allocation of brokerage or principal business is made to provide any other benefits to WRIMCO.

     The investment research provided by a particular broker may be useful only to one or more of the other advisory accounts of WRIMCO, and investment research received for the commissions of those other accounts may be useful both to the Funds and one or more of such other accounts. To the extent that electronic or other products provided by such brokers to assist WRIMCO in making investment management decisions are used for administration or other non-research purposes, a reasonable allocation of the cost of the product attributable to its non-research use is made by
WRIMCO.

     Such investment research (which may be supplied by a third party at the request of a broker) includes information on particular companies and industries as well as market, economic or institutional activity areas. It serves to broaden the scope and supplement the research activities of
WRIMCO; serves to make available additional views for consideration and comparisons; and enables WRIMCO to obtain market information on the price of securities held in a Fund's portfolio or being considered for purchase.

     The Funds may also use brokerage to pay for pricing or quotation services to value securities.

     The table below sets forth the brokerage commissions paid by each of the Funds then in existence during the fiscal years ended March 31, 2002,
2001 and 2000. These figures do not include principal transactions or spreads or concessions on principal transactions, i.e., those in which a
Fund sells securities to a broker-dealer firm or buys from a broker-dealer firm securities owned by it.

                                   2002        2001         2000

W&R Asset Strategy Fund        $227,635    $203,332     $137,754
W&R Core Equity Fund            349,642     442,608      542,947
W&R High Income Fund                743       2,275        4,396
W&R International Growth Fund   636,691     835,016      897,915
W&R Large Cap Growth Fund        59,331      31,789           NA
W&R Limited-Term Bond Fund          ---         ---          ---
W&R Mid Cap Growth Fund          24,477      15,528           NA
W&R Municipal Bond Fund           1,277       7,529          ---
W&R Science and
Technology Fund                 279,635     162,423       60,770
W&R Small Cap Growth Fund       238,679     211,750      330,466
W&R Tax-Managed Equity Fund      12,989       8,911           NA
                            ------------  -----------   -----------
Total                        $1,831,099  $1,921,161   $1,974,248

     The next table shows for each of the Funds the transactions, other than principal transactions, which were directed to broker-dealers who provided research services as well as execution and the brokerage commissions paid during the fiscal year ended March 31, 2002 for each of the Funds. These transactions were allocated to these broker-dealers by the internal allocation procedures described above.

                                Amount of        Brokerage
Fund                           Transactions     Commissions

W&R Asset Strategy Fund         $64,339,797        $154,964
W&R Core Equity Fund            197,929,239         264,229
W&R High Income Fund                286,060             500
W&R International Growth Fund    14,993,681          22,845
W&R Large Cap Growth Fund        34,577,408          51,262
W&R Limited-Term Bond Fund              ---             ---
W&R Mid Cap Growth Fund           7,504,873          16,185
W&R Municipal Bond Fund                 ---             ---
W&R Science and
Technology Fund                  79,630,432         138,419
W&R Small Cap Growth Fund        69,185,358         133,028
W&R Tax-Managed Equity Fund       5,513,561           9,452
                            ----------------  ---------------
Total                          $473,960,409        $790,883

     As of March 31, 2002, each of the following Funds held securities issued by their respective regular broker-dealers, as follows:  Core Equity
Fund owned Citigroup Inc. (parent of Salomon Smith Barney Inc., a regular broker-dealer of the Funds), The Goldman Sachs Group, Inc. (parent of
Goldman, Sachs & Co., a regular broker-dealer of the Funds) and J.P. Morgan
Chase & Co. (parent of J.P. Morgan Securities Inc., a regular broker-dealer of the Funds) in the amounts of $5,808,696, $9,981,650 and $5,279,765, respectively; International Growth Fund owned J.P. Morgan Securities Inc.
and UBS AG, Registered Shares (parent of UBS Warburg LLC, a regular broker-
dealer of the Funds) in the amounts of $2,410,000 and $1,091,479, respectively; Large Cap Growth Fund owned Bank of America Corporation
(parent of Bank of America Securities LLC, a regular broker-dealer of the
Funds), The Goldman Sachs Group, Inc., Citigroup Inc., J.P. Morgan
Securities Inc. and Morgan Stanley Dean Witter & Co. (parent of Morgan
Stanley & Co. Incorporated, a regular broker-dealer of the Funds) in the amounts of $802,636, $803,225, $485,296, $1,337,000 and $435,556,
respectively; Mid Cap Growth Fund owned J.P. Morgan Securities Inc. in the amount of $1,769,000; and Tax-Managed Equity Fund owned Citigroup Inc., The
Goldman Sachs Group, Inc., J.P. Morgan Securities Inc. and Morgan Stanley
Dean Witter & Co. in the amounts of $84,184, $99,275, $395,000 and $63,041, respectively.

     W&R Funds, WRIMCO and Waddell & Reed have adopted a Code of Ethics under Rule 17j-1 of the 1940 Act that permits their respective directors, officers and employees to invest in securities, including securities that may be purchased or held by a Fund. The Code of Ethics subjects covered personnel to certain restrictions that include prohibited activities, pre-
clearance requirements and reporting obligations.

                             OTHER INFORMATION

General

     W&R Funds was organized on January 29, 1992. Prior to June 30, 2000, it was known as Waddell & Reed Funds, Inc.(SM)

The Shares of the Funds

     The shares of each of the Funds represents an interest in that Fund's securities and other assets and in its profits or losses. Each fractional share of a class has the same rights, in proportion, as a full share of that class.

     Each Fund offers four classes of its shares:  Class A, Class B, Class
C and Class Y (except Money Market Fund does not offer Class Y shares).
Each class of a Fund represents an interest in the same assets of the Fund and differs as follows:  each class of shares has exclusive voting rights pertaining to matters appropriately limited to that class; Class A shares are subject to an initial sales charge and to an ongoing distribution and/or service fee and certain Class A shares are subject to a CDSC; Class
B and Class C shares are subject to a CDSC and to ongoing distribution and service fees; Class B shares convert to Class A shares eight years after the month in which the shares were purchased, and such conversion will be made, without charge or fee, on the basis of the relative NAV of the two classes; and Class Y shares, which are designated for institutional and other eligible investors, have no sales charge and are not subject to a
CDSC but are subject to an ongoing distribution and service fee that differs in amount from that of the Class B and Class C shares. Each class may bear differing amounts of certain class-specific expenses; and each class has a separate exchange privilege. The Funds do not anticipate that there will be any conflicts between the interests of holders of the different classes of shares of the same Fund by virtue of those classes. On an ongoing basis, the Board of Directors will consider whether any such conflict exists and, if so, take appropriate action. Each share of a Fund is entitled to equal voting, dividend, liquidation and redemption rights, except that due to the differing expenses borne by the four classes, dividends and liquidation proceeds of Class B and Class C shares are expected to be lower than for Class A shares of the same Fund. Each fractional share of a class has the same rights, in proportion, as a full share of that class. Shares are fully paid and nonassessable when purchased.

     The Funds do not hold annual meetings of shareholders; however, certain significant corporate matters, such as the approval of a new investment advisory agreement or a change in a fundamental investment policy, which require shareholder approval will be presented to shareholders at a meeting called by the Board of Directors for such purpose.

     Special meetings of shareholders may be called for any purpose upon receipt by a Fund of a request in writing signed by shareholders holding not less than 25% of all shares entitled to vote at such meeting, provided certain conditions stated in the Bylaws are met. There will normally be no meeting of the shareholders for the purpose of electing directors until such time as less than a majority of directors holding office have been elected by shareholders, at time which the directors then in office will call a shareholders' meeting for the election of directors. To the extent that Section 16(c) of the 1940 Act applies to a Fund, the directors are required to call a meeting of shareholders for the purpose of voting upon the question of removal of any director when requested in writing to do so by the shareholders of record of not less than 10% of the Fund's outstanding shares.

     Each share (regardless of class) has one vote. All shares of a Fund vote together as a single class, except as to any matter for which a separate vote of any class is required by the 1940 Act, and except as to any matter which affects the interests of one or more particular classes, in which case only the shareholders of the affected classes are entitled to vote, each as a separate class.

     Each share of each Fund (regardless of class) is entitled to one vote.
On certain matters such as the election of Directors, all shares of the twelve Funds vote together as a single class. On other matters affecting a particular Fund, the shares of that Fund vote together as a separate class, such as with respect to a change in an investment restriction of a particular Fund, except that as to matters for which a separate vote of a class is required by the 1940 Act or which affects the interests of one or more particular classes, the affected shareholders vote as a separate class. In voting on a Management Agreement, approval by the shareholders of a Fund is effective as to that Fund whether or not enough votes are received from the shareholders of the other Funds to approve the Management
Agreement for the other Funds.

                                APPENDIX A

     The following are descriptions of some of the ratings of securities which the Fund may use. The Fund may also use ratings provided by other nationally recognized statistical rating organizations in determining the securities eligible for investment.

                        DESCRIPTION OF BOND RATINGS

      Standard & Poor's, a division of The McGraw-Hill Companies, Inc.A
Standard & Poor's (S&P) corporate bond rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation.
This assessment of creditworthiness may take into consideration obligors such as guarantors, insurers or lessees.

     The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

     The ratings are based on current information furnished to  S&P by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

     The ratings are based, in varying degrees, on the following considerations:

     1.   Likelihood of default -- capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

     2.   Nature of and provisions of the obligation;

     3.   Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors'
          rights.

     AAA -- Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

     AA -- Debt rated AA also qualifies as high quality debt. Capacity to pay interest and repay principal is very strong, and debt rated AA differs from AAA issues only in a small degree.

     A -- Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

     BBB -- Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

     BB, B, CCC, CC, C -- Debt rated BB, B, CCC, CC and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

     BB -- Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.
The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

     B -- Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments.
Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

     CCC -- Debt rated CCC has a currently indefinable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal.
In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The
CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

     CC -- The rating CC is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

     C -- The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

     CI -- The rating CI is reserved for income bonds on which no interest is being paid.

     D -- Debt rated D is in payment default. It is used when interest payments or principal payments are not made on a due date even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace periods. The D rating will also be used upon a filing of a bankruptcy petition if debt service payments are jeopardized.

     Plus (+) or Minus (-) -- To provide more detailed indications of credit quality, the ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

     NR -- Indicates that no public rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

     Debt Obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

     Bond Investment Quality Standards:  Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories (AAA, AA, A, BBB, commonly known as investment grade ratings) are generally regarded as eligible for bank investment. In addition, the laws of various states governing legal investments may impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies and fiduciaries generally.

      Moody's Corporation.A brief description of the applicable Moody's
Corporation (Moody's) rating symbols and their meanings follows:

     Aaa -- Bonds which are rated Aaa are judged to be of the best quality.
They carry the smallest degree of investment risk and are generally referred to as gilt edge. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations.
Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa -- Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured.
Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Some bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

NOTE:  Bonds within the above categories which possess the strongest investment attributes are designated by the symbol 1 following the rating.

     Ba -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during good and bad times over the future.
Uncertainty of position characterizes bonds in this class.

     B -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Caa -- Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     Ca -- Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     C -- Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

                  Description of Preferred Stock Ratings

      Standard & Poor's, a division of The McGraw-Hill Companies, Inc.An
S&P preferred stock rating is an assessment of the capacity and willingness of an issuer to pay preferred stock dividends and any applicable sinking fund obligations. A preferred stock rating differs from a bond rating inasmuch as it is assigned to an equity issue, which issue is intrinsically different from, and subordinated to, a debt issue. Therefore, to reflect this difference, the preferred stock rating symbol will normally not be higher than the debt rating symbol assigned to, or that would be assigned to, the senior debt of the same issuer.

     The preferred stock ratings are based on the following considerations:

1.   Likelihood of payment - capacity and willingness of the issuer to meet the timely payment of preferred stock dividends and any applicable sinking fund requirements in accordance with the terms of the obligation;

2.   Nature of, and provisions of, the issue;

3.   Relative position of the issue in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

     AAA -- This is the highest rating that may be assigned by Standard &
Poor's to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

     AA -- A preferred stock issue rated AA also qualifies as a high-
quality fixed income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated AAA.

     A -- An issue rated A is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

     BBB -- An issue rated BBB is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the
'A' category.

     BB, B, CCC -- Preferred stock rated BB, B, and CCC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay preferred stock obligations. BB indicates the lowest degree of speculation and CCC the highest degree of speculation. While such issues will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

     CC -- The rating CC is reserved for a preferred stock issue in arrears on dividends or sinking fund payments but that is currently paying.

     C -- A preferred stock rated C is a non-paying issue.

     D -- A preferred stock rated D is a non-paying issue with the issuer in default on debt instruments.

     NR -- This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

     Plus (+) or minus (-) -- To provide more detailed indications of preferred stock quality, the rating from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

     A preferred stock rating is not a recommendation to purchase, sell, or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to S&P by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

      Moody's Investors Service, Inc.Because of the fundamental
differences between preferred stocks and bonds, a variation of Moody's familiar bond rating symbols is used in the quality ranking of preferred stock. The symbols are designed to avoid comparison with bond quality in absolute terms. It should always be borne in mind that preferred stock occupies a junior position to bonds within a particular capital structure and that these securities are rated within the universe of preferred stocks.

      Note:  Moody's applies numerical modifiers 1, 2 and 3 in each rating classification; the modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-
range ranking and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

     Preferred stock rating symbols and their definitions are as follows:

     aaa -- An issue which is rated aaa is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

     aa -- An issue which is rated aa is considered a high-grade preferred stock. This rating indicates that there is a reasonable assurance the earnings and asset protection will remain relatively well-maintained in the foreseeable future.

     a -- An issue which is rated a is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the aaa and aa classification, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

     baa -- An issue which is rated baa is considered to be a medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

     ba -- An issue which is rated ba is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

     b -- An issue which is rated b generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

     caa -- An issue which is rated caa is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

     ca -- An issue which is rated ca is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payments.

     c -- This is the lowest rated class of preferred or preference stock.
Issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

                        DESCRIPTION OF NOTE RATINGS

      Standard and Poor's, a division of The McGraw-Hill Companies, Inc.
An S&P note rating reflects the liquidity factors and market access risks unique to notes. Notes maturing in 3 years or less will likely receive a note rating. Notes maturing beyond 3 years will most likely receive a long-
term debt rating. The following criteria will be used in making that assessment.

   --Amortization schedule (the larger the final maturity relative to other maturities, the more likely the issue is to be treated as a note).
   --Source of Payment (the more the issue depends on the market for its refinancing, the more likely it is to be treated as a note).

     The note rating symbols and definitions are as follows:

     SP-1 Strong capacity to pay principal and interest. Issues determined to possess very strong characteristics are given a plus (+)
         designation.
     SP-2 Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.
     SP-3 Speculative capacity to pay principal and interest.

      Moody's Investors Service, Inc.Moody's Short-Term Loan Ratings -
Moody's ratings for state and municipal short-term obligations will be designated Moody's Investment Grade (MIG). This distinction is in recognition of the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower are uppermost in importance in short-term borrowing, while various factors of major importance in bond risk are of lesser importance over the short run. Rating symbols and their meanings follow:

     MIG 1 -- This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

     MIG 2 -- This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

     MIG 3 -- This designation denotes favorable quality. All security elements are accounted for but this is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

     MIG 4 -- This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

                 DESCRIPTION OF COMMERCIAL PAPER RATINGS

      Standard & Poor's, a division of The McGraw-Hill Companies, Inc.An
S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.
Ratings are graded into several categories, ranging from A-1 for the highest quality obligations to D for the lowest. Issuers rated A are further referred to by use of numbers 1, 2 and 3 to indicate the relative degree of safety. Issues assigned an A rating (the highest rating) are regarded as having the greatest capacity for timely payment. An A-1 designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation. An A-2 rating indicates that capacity for timely payment is satisfactory; however, the relative degree of safety is not as high as for issues designated A-1.
Issues rated A-3 have adequate capacity for timely payment; however, they are more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations. Issues rated B are regarded as having only speculative capacity for timely payment. A C rating is assigned to short-term debt obligations with a doubtful capacity for payment. Debt rated D is in payment default, which occurs when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

      Moody's Corporation commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody's employs the designations of Prime 1, Prime 2 and Prime 3, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers.
Issuers rated Prime 1 have a superior capacity for repayment of short-term promissory obligations and repayment capacity will normally be evidenced by
(1) lending market positions in well established industries; (2) high rates of return on Funds employed; (3) conservative capitalization structures with moderate reliance on debt and ample asset protection; (4) broad margins in earnings coverage of fixed financial charges and high internal cash generation; and (5) well established access to a range of financial markets and assured sources of alternate liquidity. Issuers rated Prime 2 also have a strong capacity for repayment of short-term promissory obligations as will normally be evidenced by many of the characteristics described above for Prime 1 issuers, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation;
capitalization characteristics, while still appropriate, may be more affected by external conditions; and ample alternate liquidity is maintained. Issuers rated Prime 3 have an acceptable capacity for repayment of short-term promissory obligations, as will normally be evidenced by many of the characteristics above for Prime 1 issuers, but to a lesser degree.
The effect of industry characteristics and market composition may be more pronounced; variability in earnings and profitability may result in changes in the level of debt protection measurements and requirement for relatively high financial leverage; and adequate alternate liquidity is maintained.

      Fitch Ratings-National Short-term Credit Ratings

     F1-Indicates the strongest capacity for timely payment of financial commitments relative to other issuers or issues in the same country. Under
Fitch Ratings' national rating scale, this rating is assigned to the best credit risk relative to all others in the same country and is normally assigned to all financial commitments issued or guaranteed by the government. Where the credit risk is particularly strong, a + is added to the assigned rating.

     F2-Indicates a satisfactory capacity for timely payment of financial commitments relative other issuers in the same country. However, the margin of safety is not as great as in the case of the higher ratings.

     F3-Indicates an adequate capacity for timely payment of financial commitments relative to other issuers or issues in the same country.
However, such capacity is more susceptible to near-term adverse changes than for financial commitments in higher rated categories.

     B-Indicates an uncertain capacity for timely payment of financial commitments relative to other issuers or issues in the same country. Such capacity is highly susceptible to near-term adverse changes in financial and economic conditions.

     C-Indicates a highly uncertain capacity for timely payment of financial commitments relative to other issues in the same country.
Capacity or meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

     D-Indicates actual or imminent payment default.

     Notes to Short-term national rating:

     + or - may be appended to a national rating to denote relative status within a major rating category. Such suffixes are not added to Short-term national ratings other than F1.

     Ratings Watch:  Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as Positive, indicating a potential upgrade, Negative, for a potential downgrade, or Evolving, if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

                        Financial Statements

     The Financial Statements, including notes thereto, for the fiscal year ended March 31, 2002, for each of the Funds in W&R Funds, Inc. are incorporated by reference. They are contained in the Funds' Annual Report to Shareholders, dated March 31, 2002, which is available upon request.

                              APPENDIX B

Report of Independent Certified Public Accountants

To the Board of Trustees and
Shareholders of Ivy Fund

In our opinion, the accompanying statements of changes in net assets and the financial highlights present fairly, in all material respects, the changes in net assets of Ivy Cundill Global Value Fund, Ivy Developing
Markets Fund, Ivy European Opportunities Fund, Ivy Global Fund, Ivy Global
Natural Resources Fund, Ivy Global Science & Technology Fund, Ivy
International Fund, Ivy International Small Companies Fund, Ivy
International Value Fund, Ivy Pacific Opportunities Fund, Ivy Growth Fund,
Ivy US Blue Chip Fund, Ivy US Emerging Growth Fund, Ivy Bond Fund and Ivy
Money Market Fund (constituting portfolios within Ivy Fund, hereafter referred to as the "Fund") for the year ended December 31, 2001 and the financial highlights for each of the periods indicated through the year ended December 31, 2001, in conformity with accounting principles generally accepted in the United States of America.  These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation.
We believe that our audits, which included confirmation of securities at
December 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Fort Lauderdale, Florida
February 8, 2002

                               W&R Funds, Inc.
                            6300 Lamar Avenue
                             P.O. Box 29217
                   Shawnee Mission, Kansas  66201-9217
                             (913) 236-2000
                                FORM N-14
                                 PART B
                  STATEMENT OF ADDITIONAL INFORMATION
                             April __, 2003

     This Statement of Additional Information (the "SAI") relates to the proposed acquisition of the Ivy International Small Companies Fund (the
"Small Companies Fund") and the Ivy Global Fund (the "Global Fund") (each an
"Acquired Fund" and together, the "Acquired Funds"), each a series of the
Ivy Fund by the W&R International Growth Fund, a series of the W&R Funds,
Inc. ("W&R Fund" or the "Acquiring Fund" and, together with the Acquired
Funds, the "Funds") (each an "Acquisition," and together, the
Acquisitions").

    This SAI contains information which may be of interest to
shareholders but which is not included in the Combined Prospectus and
Proxy Statement dated April __, 2003 (the "Prospectus/Proxy Statement") of the Acquiring Funds which relates to the Acquisitions. As described in the
Prospectus/Proxy Statement, each Acquisition would involve the transfer of all the assets of the relevant Acquired Fund in exchange for shares of the
Acquiring Fund and the assumption of all the liabilities of the relevant
Acquired Fund. Each Acquired Fund would distribute the Acquiring Fund shares it receives to its shareholders in complete liquidation of the relevant Acquired Fund.

    This SAI is not a prospectus and should be read in conjunction with the Prospectus/Proxy Statement. The Prospectus/Proxy Statement has been filed with the Securities and Exchange Commission and is available upon request and without charge by writing to or calling the Fund at the address or telephone number set forth above.

    Unless otherwise indicated, capitalized terms used herein and not otherwise defined have the same meanings as are given to them in the
Prospectus/Proxy Statement.

I.  Additional Information about the Acquiring Fund and the
    Acquired Funds ...................................................... 1
II. Financial Statements ................................................ 2

I.  Additional Information about the Acquiring Fund and the
    Acquired Funds.

    Attached hereto as Appendix A is additional information for the
Acquiring Fund.

    Further information about Class A shares, Class B shares, Class C shares and Class Y shares of the W&R Fund is contained in and incorporated herein by reference to the Statement of Additional Information for the W&R
Fund dated July 29, 2002.

    Further information about Class A shares, Class B shares, Class C shares, Class I shares and Advisor Class shares of the Acquired Funds is contained in and incorporated herein by reference to the Statement of
Additional Information for the Acquired Funds dated April 30, 2002, as supplemented.

II. Financial Statements.

    The audited financial statements and related Report of Independent
Auditors included in the Annual Report for the year ended December 31,
2002, for the Acquired Funds and the audited financial statements and related report of Independent Auditors included in each of the Annual
Report for the year ended March 31, 2002 and the Semi-Annual Report for the period ended September 30, 2002 of the W&R Fund are incorporated herein by reference. No other parts of the Annual and Semi-Annual Reports are incorporated herein by reference.

    In accordance with Instruction 2 to Item 14 of Form N-14, no pro forma financial statements are required because the net asset value of each of the Acquired Funds does not exceed 10% of the net asset value of the W&R International Growth Fund as of February 28, 2003.

                             APPENDIX A

      Additional information about the W&R International Growth Fund a Series of W&R Funds, Inc.

                             6300 Lamar Avenue

                              P. O. Box 29217

                    Shawnee Mission, Kansas  66201-9217

                               913-236-2000
                                888-WADDELL

                               July 29, 2002

                    STATEMENT OF ADDITIONAL INFORMATION

     This Statement of Additional Information (SAI) is not a prospectus.
Investors should read this SAI in conjunction with the prospectuses
(Prospectuses) for W&R Funds, Inc. (W&R Funds) dated July 29, 2002, which may be obtained from W&R Funds or its principal underwriter and distributor, Waddell & Reed, Inc., at the address or telephone number shown above.

     Performance Information...........................

     Investment Strategies, Policies and Practices.....

     Investment Management and Other Services..........

     Purchase, Redemption and Pricing of Shares........

     Directors and Officers............................

     Payments to Shareholders..........................

     Taxes.............................................

     Portfolio Transactions and Brokerage..............

     Other Information.................................

     Appendix A........................................

     Financial Statements..............................

     W&R Funds, Inc. (formerly known as Waddell & Reed Funds, Inc.) is a mutual fund, an investment that pools shareholders' money and invests it toward a specified goal. In technical terms, the Fund is an open-end, diversified management company organized as a Maryland corporation on
January 29, 1992.

                          PERFORMANCE INFORMATION

     W&R Fund's principal underwriter and distributor, Waddell & Reed, Inc.
(Waddell & Reed), or W&R Funds may, from time to time, publish for one or more of the twelve Funds (each a Fund and collectively the Funds) total return information, yield information and/or performance rankings in advertisements and sales materials.

Average Annual Total Returns (Before Taxes)

     Each Fund, when advertising average annual total return before taxes for a class of its shares, computes such return by determining the average annual compounded rate of return during specified periods that equates the initial amount invested to the ending redeemable value of such investment according to the following formula:

                n
        P(1 + T)  = ERV

        Where:  P = a hypothetical initial payment of $1,000
                T = average annual total return
                n = period covered by computation expressed in years
              ERV = ending redeemable value of a hypothetical $1,000
                    payment made at the beginning of the 1-, 5-, or 10-year
                    periods at the end of the 1-, 5-, or 10-year periods
                    (or fractional portion).

     The calculation for average annual total returns before taxes is made assuming that (1) the maximum sales load (or other charges deducted from payments) is deducted from the initial $1,000 investment; and (2) all distributions by the Fund are reinvested at the price stated in the prospectus on the reinvestment dates during the period.

     The ending redeemable value (variable "ERV" in the formula) is determined by assuming complete redemption of the hypothetical investment and the deduction of all non-recurring charges and the applicable sales charge at the end of the measuring period.

     The average annual total return quotations for the Class A shares of each Fund with the maximum sales load deducted as of March 31, 2002, which is the date of the most recent balance sheet included in the Funds' Annual
Report to Shareholders, which is incorporated into this SAI by reference, for the periods shown were as follows:

                                  One-Year      Period
                                    Period        from
                                      from       Class
                                    4-1-01   Inception    Date of
                                      to         to         Class
                                   3-31-02    3-31-02    Inception
W&R Asset
  Strategy Fund                      -6.93%     -6.19%    7-10-00
W&R Core Equity Fund                 -8.74%    -14.57%     7-3-00
W&R High Income Fund                  2.23%      1.79%     7-3-00
W&R International
  Growth Fund                       -22.83%    -29.61%     7-3-00
W&R Large Cap
  Growth Fund                        -8.43%     -7.25%    6-30-00
W&R Limited-Term
  Bond Fund                           0.94%      4.88%    8-17-00
W&R Mid Cap
  Growth Fund                        -7.32%     -7.50%    6-30-00
W&R Municipal
  Bond Fund                           0.90%      3.38%    9-15-00
W&R Science and
  Technology Fund                    -4.28%    -21.81%     7-3-00
W&R Small Cap
  Growth Fund                         5.84%    -14.64%     7-3-00
W&R Tax-Managed
  Equity Fund                       -15.71%    -24.88%    6-30-00

     The average annual total return quotations for the Class A shares of each Fund without sales load deducted as of March 31, 2002, which is the date of the most recent balance sheet included in the Funds' Annual Report to Shareholders, which is incorporated into this SAI by reference, for the periods shown were as follows:

                                  One-Year      Period
                                    Period        from
                                      from       Class
                                    4-1-01   Inception     Date of
                                     to          to          Class
                                   3-31-02     3-31-02   Inception
W&R Asset
  Strategy Fund                      -1.25%     -2.91%    7-10-00
W&R Core Equity Fund                 -3.18%    -11.62%     7-3-00
W&R High Income Fund                  8.46%      5.31%     7-3-00
W&R International
  Growth Fund                       -18.12%    -27.18%     7-3-00
W&R Large Cap
  Growth Fund                        -2.85%     -4.06%    6-30-00
W&R Limited-Term
  Bond Fund                           5.42%      7.73%    8-17-00
W&R Mid Cap
  Growth Fund                        -1.67%     -4.32%    6-30-00
W&R Municipal
  Bond Fund                           5.38%      6.34%    9-15-00
W&R Science and
  Technology Fund                     1.56%    -19.10%     7-3-00
W&R Small Cap
  Growth Fund                        12.30%    -11.69%     7-3-00
W&R Tax-Managed
  Equity Fund                       -10.57%    -22.29%    6-30-00

     The average annual total return quotations for the Class B shares of each Fund with the maximum deferred sales charge deducted as of March 31,
2002, which is the date of the most recent balance sheet included in the
Funds' Annual Report to Shareholders, which is incorporated into this SAI by reference, for the periods shown were as follows:

                                   One-Year     Period
                                     Period       from
                                       from      Class
                                     4-1-01  Inception    Date of
                                      to         to         Class
                                    3-31-02    3-31-02   Inception
W&R Asset
  Strategy Fund                      -5.82%     -5.43%     7-3-00
W&R Core Equity Fund                 -7.76%    -14.93%    7-11-00
W&R High Income Fund                  3.66%      2.32%    7-18-00
W&R International
  Growth Fund                       -22.16%    -29.71%    7-10-00
W&R Large Cap
  Growth Fund                        -7.97%     -7.62%     7-6-00
W&R Limited-Term
  Bond Fund                           0.52%      4.74%     7-3-00
W&R Mid Cap
  Growth Fund                        -6.75%     -7.74%     7-6-00
W&R Municipal
  Bond Fund                          -0.03%      2.90%     8-8-00
W&R Science and
  Technology Fund                    -3.44%    -21.24%     7-3-00
W&R Small Cap
  Growth Fund                         7.11%    -12.95%     7-6-00
W&R Tax-Managed
  Equity Fund                       -14.92%    -25.60%    7-13-00

     The average annual total return quotations for the Class B shares of each Fund without the maximum deferred sales charge deducted as of March
31, 2002, which is the date of the most recent balance sheet included in the Funds' Annual Report to Shareholders, which is incorporated into this
SAI by reference, for the periods shown were as follows:

                                   One-Year     Period
                                     Period       from
                                       from      Class
                                     4-1-01  Inception    Date of
                                      to         to         Class
                                    3-31-02    3-31-02  Inception
W&R Asset
  Strategy Fund                      -2.03%     -3.66%     7-3-00
W&R Core Equity Fund                 -4.06%    -13.32%    7-11-00
W&R High Income Fund                  7.64%      4.48%    7-18-00
W&R International
  Growth Fund                       -18.93%    -28.55%    7-10-00
W&R Large Cap
  Growth Fund                        -4.13%     -5.43%     7-6-00
W&R Limited-Term
  Bond Fund                           4.52%      6.94%     7-3-00
W&R Mid Cap
  Growth Fund                        -2.87%     -5.60%     7-6-00
W&R Municipal
  Bond Fund                           3.97%      5.27%     8-8-00
W&R Science and
  Technology Fund                     0.56%    -19.85%     7-3-00
W&R Small Cap
  Growth Fund                        11.11%    -11.58%     7-6-00
W&R Tax-Managed
  Equity Fund                       -11.38%    -23.81%    7-13-00

     The average annual total return quotations for the Class C shares of each fund as of March 31, 2002, which is the date of the most recent balance sheet included in the Funds' Annual Report to Shareholders, which is incorporated into this SAI by reference, for the periods shown were as follows:

                        One-Year   Five-Year    Period
                          Period     Period       from
                            from       from      Class
                          4-1-01     4-1-97  Inception      Date of
                           to         to         to           Class
                         3-31-02    3-31-02    3-31-02    Inception
W&R Asset
  Strategy Fund           -1.98%     10.76%      7.95%    4-20-95[1]
W&R Core Equity Fund
                          -3.94%      8.35%     11.18%    9-21-92[1]
W&R High Income Fund
                           7.58%         NA      3.72%    7-31-97[1]
W&R International
  Growth Fund            -18.73%      7.41%      7.41%    9-21-92[1]
W&R Large Cap
  Growth Fund             -3.60%         NA     -4.88%     7-3-00
W&R Limited-Term
  Bond Fund                4.46%      5.25%      4.58%    9-21-92[1]
W&R Mid Cap
  Growth Fund             -2.53%         NA     -5.24%     7-3-00
W&R Municipal
  Bond Fund                4.40%      4.22%      5.07%    9-21-92[1]
W&R Science and
  Technology Fund          0.89%         NA     20.64%    7-31-97[1]
W&R Small Cap
  Growth Fund             11.30%     20.26%     18.50%    9-21-92[1]
W&R Tax-Managed
  Equity Fund            -11.36%         NA    -23.29%     7-6-00

The returns shown are based on the performance of the Fund's prior Class B.
On March 24, 2000, that Class B was combined with and redesignated as Class
C, which had commenced operations on October 4, 1999. The prior Class B performance has been adjusted to reflect the current CDSC structure applicable to Class C. Accordingly, these returns reflect no CDSC since it only applies to Class C shares held for twelve months or less.

  [1]Date of initial public offering of prior Class B shares.

     W&R International Growth Fund (formerly Global Income Fund) changed its name and investment objective effective April 20, 1995. Prior to this change, this Fund's policies related to providing a high level of current income rather than long-term appreciation.

     The average annual total return quotations for Class Y shares as of
March 31, 2002, which is the date of the most recent balance sheet included in the Funds' Annual Report to Shareholders, which is incorporated into this SAI by reference, for the periods shown were as follows:

                          One-Year   Five-Year  Period
                          Period     Period     from
                          from       from       Class
                          4-1-01     4-1-97     Inception  Date of
                           to         to         to         Class
                         3-31-02    3-31-02     3-31-02    Inception
W&R Asset
  Strategy Fund           -1.14%     11.75%      9.25%   12-29-95
W&R Core Equity Fund      -3.18%      9.24%     10.56%   12-29-95
W&R High Income Fund       8.50%         NA      3.86%   12-30-98
W&R International
  Growth Fund            -17.79%      8.45%     11.15%   12-29-95
W&R Large Cap
  Growth Fund             -2.74%         NA     -4.10%     7-6-00
W&R Limited-Term
  Bond Fund                5.41%      6.19%      5.55%   12-29-95
W&R Mid Cap
  Growth Fund             -1.52%         NA     -5.55%    7-10-00
W&R Municipal
  Bond Fund                5.10%         NA      2.76%   12-30-98[1]
W&R Science and
  Technology Fund          1.92%         NA     20.28%     6-9-98
W&R Small Cap
  Growth Fund             12.33%     21.28%     15.39%   12-29-95
W&R Tax-Managed
  Equity Fund[2]              NA         NA         NA         NA

[1]All outstanding shares were redeemed on 6-23-97. Operations of the class recommenced on 12-30-98.

[2]As of March 31, 2002, no Class Y shares have been issued.

Average Annual Total Returns (After Taxes on Distributions)

     Each Fund, when advertising average annual total return after taxes on distributions for a class of its shares, computes such return by determining the average annual compounded rate of return during specified periods that equates the initial amount invested to the ending value of such investment according to the following formula:

                n
        P(1 + T)  = ATVD

        Where:  P = a hypothetical initial payment of $1,000
                T = average annual total return (after taxes on
                    distributions)
                n = period covered by computation expressed in years
             ATVD = ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods at the
                    end of the 1-, 5-, or 10-year periods (or fractional
                    portion), after taxes on fund distributions but not
                    after taxes on redemption.

     The calculation for average annual total returns after taxes on distributions is made assuming that (1) the maximum sales load (or other charges deducted from payments) is deducted from the initial $1,000 investment; and (2) all distributions by the Fund, less taxes due on such distributions, are reinvested at the price stated in the prospectus on the reinvestment dates during the period.

     The ending value (variable "ATVD" in the formula) is determined by assuming complete redemption of the hypothetical investment after deduction of all non-recurring charges and the applicable sales charge at the end of the measuring period. The Fund assumes that the redemption has no tax consequences.

     The Fund calculates the taxes due on any distributions by applying the applicable tax rates to each component of the distributions (i.e., ordinary income, short-term capital gain, long-term capital gain). The taxable amount and tax character of each distribution will be as specified by the
Fund on the dividend declaration date, unless adjusted to reflect subsequent recharacterizations of distributions. Distributions are adjusted to reflect the Federal tax impact of the distribution on an individual taxpayer on the reinvestment date. The effect of applicable tax credits, such as the foreign tax credit, are taken into account in accordance with
Federal tax law. The Fund calculates taxes due on any distributions using the highest individual marginal Federal income tax rates in effect on the reinvestment date. Note that the required tax rates may vary over the measurement period. The Fund has disregarded any potential tax liabilities other than Federal tax liabilities (e.g., state and local taxes); the effect of phaseouts of certain exemptions, deductions, and credits at various income levels; and the impact of the Federal alternative minimum tax.

     The quotations for average annual total return after taxes on distributions for the Class A shares of the following Funds with the maximum sales load deducted as of March 31, 2002, which is the date of the most recent balance sheet included in the Funds' Annual Report to
Shareholders, which is incorporated into this SAI by reference, for the periods shown were as follows:

                                 One-Year   Period
                                 Period     from
                                 from       Class
                                 4-1-01     Inception  Date of
                                 to         to         Class
                                 3-31-02    3-31-02    Inception
W&R Large Cap
  Growth Fund                        -8.43%     -7.45%    6-30-00
W&R Mid Cap
  Growth Fund                        -7.52%     -8.29%    6-30-00
W&R Tax-Managed
  Equity Fund                       -15.71%    -24.88%    6-30-00

     The quotations for average annual total return after taxes on distributions for the Class C shares of the following Funds as of March 31,
2002, which is the date of the most recent balance sheet included in the
Funds' Annual Report to Shareholders, which is incorporated into this SAI by reference, for the periods shown were as follows:

                           One-Year   Five-Year  Period
                           Period     Period     from
                           from       from       Class
                           4-1-01     4-1-97     Inception  Date of
                             to         to         to         Class
                           3-31-02    3-31-02    3-31-02    Inception
W&R Asset
  Strategy Fund           -3.06%      8.08%      5.77%      4-20-95[1]
W&R Core Equity Fund      -4.62%      6.46%     10.12%      9-21-92[1]
W&R High Income Fund       4.28%         NA      0.83%      7-31-97[1]
W&R International
  Growth Fund            -18.78%      3.73%      5.00%      9-21-92[1]
W&R Limited-Term
  Bond Fund                2.82%      3.39%      2.84%      9-21-92[1]
W&R Municipal
  Bond Fund                4.37%      4.03%      4.89%      9-21-92[1]
W&R Science and
  Technology Fund          0.86%         NA     19.14%      7-31-97
W&R Small Cap
  Growth Fund             11.30%     15.66%     15.66%      9-21-92[1]

The returns shown are based on the performance of the Fund's prior Class B.
On March 24, 2000, that Class B was combined with and redesignated as Class
C, which had commenced operations on October 4, 1999. The prior Class B performance has been adjusted to reflect the current CDSC structure applicable to Class C. Accordingly, these returns reflect no CDSC since it only applies to Class C shares held for twelve months or less.

  [1]Date of initial public offering of prior Class B shares.

Average Annual Total Returns (After Taxes on Distributions and Redemption
of Shares)

     Each Fund, when advertising average annual total return after taxes on distributions and redemption for a class of its shares, computes such return by determining the average annual compounded rate of return during specified periods that equates the initial amount invested to the ending value of such investment according to the following formula:

                n
        P(1 + T)  = ATVDR

        Where:  P = a hypothetical initial payment of $1,000
                T = average annual total return (after taxes on
                    distributions and redemption)
                n = period covered by computation expressed in years
            ATVDR = ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods at the
                    end of the 1-, 5-, or 10-year periods (or fractional
                    portion), after taxes on fund distributions and
                    redemption.

     The calculation for average annual total returns after taxes on distributions and redemption is made assuming that (1) the maximum sales load (or other charges deducted from payments) is deducted from the initial
$1,000 investment; and (2) all distributions by the Fund, less taxes due on such distributions, are reinvested at the price stated in the prospectus on the reinvestment dates during the period.

     The Fund calculates the taxes due on any distributions as described above under Average Annual Total Returns (After Taxes on Distributions).

     The ending value (variable "ATVDR" in the formula) is determined by assuming complete redemption of the hypothetical investment after deduction of all non-recurring charges and the applicable sales charge at the end of the measuring period. The Fund calculates the capital gain or loss upon redemption by subtracting the tax basis from the redemption proceeds (after deducting any non-recurring charges). The Fund separately tracks the basis of shares acquired through the $1,000 initial hypothetical investment and each subsequent purchase through reinvested distributions. In determining the basis for a reinvested distribution, the Fund includes the distribution net of taxes assumed paid from the distribution. Tax basis is adjusted for any distributions representing returns of capital and any other tax basis adjustments that would apply to an individual taxpayer, as permitted by applicable Federal tax law.

     The amount and character (e.g., short-term or long-term) of capital gain or loss upon redemption is separately determined for shares acquired through the hypothetical $1,000 initial investment and each subsequent purchase through reinvested distributions. The Fund does not assume that shares acquired through reinvestment of distributions have the same holding period as the initial $1,000 investment. The tax character is determined by the length of the measurement period in the case of the initial $1,000 investment and the length of the period between reinvestment and the end of the measurement period in the case of reinvested distributions.

     The Fund calculates capital gain taxes (or the benefit resulting from tax losses) using the highest Federal individual capital gains tax rate for gains of the appropriate character in effect on the redemption date and in accordance with Federal tax law applicable on the redemption date. The Fund assumes that a shareholder has sufficient capital gains of the same character from other investments to offset any capital losses from the redemption so that the taxpayer may deduct the capital losses in full.

     The quotations for average annual total return after taxes on distributions and redemption of shares for the Class A shares of the following Funds with the maximum sales load deducted as of March 31, 2002, which is the date of the most recent balance sheet included in the Funds'
Annual Report to Shareholders, which is incorporated into this SAI by reference, for the periods shown were as follows:

                                 One-Year   Period
                                 Period     from
                                 from       Class
                                  4-1-01    Inception  Date of
                                   to         to         Class
                                 3-31-02    3-31-02    Inception
W&R Large Cap
  Growth Fund                        -5.18%     -5.80%    6-30-00
W&R Mid Cap
  Growth Fund                        -4.42%     -6.11%    6-30-00
W&R Tax-Managed
  Equity Fund                        -9.65%    -19.45%    6-30-00

     The quotations for average annual total return after taxes on distributions and redemption of shares for the Class C shares of the following Funds as of March 31, 2002, which is the date of the most recent balance sheet included in the Funds' Annual Report to Shareholders, which is incorporated into this SAI by reference, for the periods shown were as follows:

                          One-Year   Five-Year  Period
                          Period     Period     from
                          from       from       Class
                          4-1-01     4-1-97     Inception  Date of
                            to         to         to         Class
                          3-31-02    3-31-02    3-31-02    Inception
W&R Asset
  Strategy Fund           -0.56%      8.22%      5.97%      4-20-95[1]
W&R Core Equity Fund
                          -1.55%      7.30%      9.83%      9-21-92[1]
W&R High Income Fund
                           5.76%         NA      2.18%      7-31-97[1]
W&R International
  Growth Fund            -11.43%      6.09%      5.97%      9-21-92[1]
W&R Limited-Term
  Bond Fund                3.34%      3.68%      3.13%      9-21-92[1]
W&R Municipal
  Bond Fund                4.06%      4.12%      4.84%      9-21-92[1]
W&R Science and
  Technology Fund          0.57%         NA     18.06%      7-31-97
W&R Small Cap
  Growth Fund              6.94%     16.71%     15.76%      9-21-92[1]

The returns shown are based on the performance of the Fund's prior Class B.
On March 24, 2000, that Class B was combined with and redesignated as Class
C, which had commenced operations on October 4, 1999. The prior Class B performance has been adjusted to reflect the current CDSC structure applicable to Class C. Accordingly, these returns reflect no CDSC since it only applies to Class C shares held for twelve months or less.

  [1]Date of initial public offering of prior Class B shares.

     Non-standardized performance information may also be presented that may not reflect the initial front-end sales charge or the deferred sales charge.

     A Fund may also quote unaveraged or cumulative total return for a class which reflects the change in value of an investment in that class over a stated period of time. Cumulative total returns will be calculated according to the formula indicated above but without averaging the rate for the number of years in the period.

Yield

     Yield refers to the income generated by an investment in a Fund over a given period of time. A yield quoted for a class of a Fund is computed by dividing the net investment income per share of that class earned during the period for which the yield is shown by the maximum offering price per share of that class on the last day of that period according to the following formula:

                                  6
         Yield = 2((((a - b)/cd)+1) -1)

     Where, with respect to a particular class of a Fund:
            a =  dividends and interest earned during the period.
            b =  expenses accrued for the period (net of reimbursements).
            c =  the average daily number of shares of the class
                 outstanding during the period that were entitled to
                 receive dividends.
            d =  the maximum offering price per share of the class on the last day of the period.

     The yields computed according to the formula for the 30-day period ended on March 31, 2002, the date of the most recent balance sheet included in the Funds' Annual Report to Shareholders, which is incorporated into this SAI by reference, for Class A shares of each of W&R High Income Fund,
W&R Limited-Term Bond Fund and W&R Municipal Bond Fund are:

W&R High Income Fund             9.60%
W&R Limited-Term Bond Fund       4.46%
W&R Municipal Bond Fund          4.57%

     The yields computed according to the formula for the 30-day period ended on March 31, 2002, the date of the most recent balance sheet included in the Funds' Annual Report to Shareholders, which is incorporated into this SAI by reference, for Class B shares of each of W&R High Income Fund,
W&R Limited-Term Bond Fund and W&R Municipal Bond Fund are:

W&R High Income Fund             9.14%
W&R Limited-Term Bond Fund       3.76%
W&R Municipal Bond Fund          3.64%

     The yields computed according to the formula for the 30-day period ended on March 31, 2002, the date of the most recent balance sheet included in the Funds' Annual Report to Shareholders, which is incorporated into this SAI by reference, for Class C shares of each of W&R High Income Fund,
W&R Limited-Term Bond Fund and W&R Municipal Bond Fund are:

W&R High Income Fund             9.26%
W&R Limited-Term Bond Fund       3.73%
W&R Municipal Bond Fund          3.93%

     The yield computed according to the formula for the 30-day period ended on March 31, 2002, the date of the most recent balance sheet included in the Funds' Annual Report to Shareholders, which is incorporated into this SAI by reference, for Class Y shares of each of W&R High Income Fund,
W&R Limited-Term Bond Fund and W&R Municipal Bond Fund are:

W&R High Income Fund             10.22%
W&R Limited-Term Bond Fund       4.59%
W&R Municipal Bond Fund          4.62%

     W&R Municipal Bond Fund may also advertise or include in sales materials its tax equivalent yield, which is calculated by applying the stated income tax rate to only the net investment income exempt from taxation according to a standard formula which provides for computation of tax equivalent yield by dividing that portion of the Fund's yield which is tax-exempt by one minus a stated income tax rate and adding the product to that portion, if any, of the yield of the Fund that is not tax-exempt.

     The tax equivalent yield for shares of W&R Municipal Bond Fund computed according to the formula for the 30-day period ended on March 31,
2002, the date of the most recent balance sheet included in the Funds'
Annual Report to Shareholders, which is incorporated into this SAI by reference, is:

 Class      10%       15%       27%       30%       35%      38.6%
A shares   5.07%     5.37%     6.24%     6.50%     7.00%     7.41%
B shares   4.04%     4.27%     4.96%     5.17%     5.57%     5.89%
C shares   4.36%     4.62%     5.37%     5.59%     6.02%     6.37%
Y shares   5.12%     5.42%     6.30%     6.56%     7.06%     7.47%

     The following information relates to W&R Money Market Fund. There are two methods by which yield is calculated for a specified time period for a class of shares of the Fund. The first method, which results in an amount referred to as the "current yield," assumes an account containing exactly one share of the applicable class at the beginning of the period. The NAV of this share will be $1.00, except under extraordinary circumstances. The net change in the value of the account during the period is then determined by subtracting this beginning value from the value of the account at the end of the period which will include all dividends accrued for a share of such class; however, capital changes are excluded from the calculation,
i.e., realized gains and losses from the sale of securities and unrealized appreciation and depreciation. However, so that the change will not reflect the capital changes to be excluded, the dividends used in the yield computation may not be the same as the dividends actually declared, as certain realized gains and losses and, under unusual circumstances, unrealized gains and losses (see Purchase, Redemption and Pricing of
Shares), will be taken into account in the calculation of dividends actually declared. Instead, the dividends used in the yield calculation will be those which would have been declared if the capital changes had not affected the dividends.

     This net change in the account value is then divided by the value of the account at the beginning of the period (i.e., normally $1.00 as discussed above) and the resulting figure (referred to as the base period return) is then annualized by multiplying it by 365 and dividing it by the number of days in the period with the resulting current yield figure carried to at least the nearest hundredth of one percent.

     The second method results in a figure referred to as the "effective yield."  This represents an annualization of the current yield with dividends reinvested daily. Effective yield is calculated by compounding the base period return by adding 1, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result and rounding the result to the nearest hundredth of one percent according to the following formula:

                                                 365/7
EFFECTIVE YIELD = [(BASE PERIOD RETURN + 1)]      - 1

     The yield for W&R Money Market Fund's Class A shares, Class B shares and Class C shares as calculated above for the seven days ended March 31,
2002, the date of the most recent balance sheet included in the Funds'
Annual Report to Shareholders, which is incorporated into this SAI by reference, was 1.71%, 0.65% and 0.67%, respectively. The effective yield calculated for the same period was 1.72%, 0.65% and 0.67%, respectively.

     Changes in yields primarily reflect different interest rates received by a Fund as its portfolio securities change. Yield is also affected by portfolio quality, portfolio maturity, type of securities held and operating expenses.

Performance Rankings and Other Information

     Waddell & Reed or W&R Funds may also publish, for one or more of the twelve Funds, in advertisements or sales material performance rankings as published by recognized independent mutual fund statistical services such as Lipper Analytical Services, Inc., or by publications of general interest such as The Wall Street Journal, Business Week, Barron's, Fortune,
Morningstar, etc. Each class of a Fund may also compare its performance to that of other selected mutual funds or selected recognized market indicators such as the Standard & Poor's 500 Composite Stock Price Index
and the Dow Jones Industrial Average. Performance information may be quoted numerically or presented in a table, graph or other illustration. In connection with a ranking, a Fund may provide additional information, such as the particular category to which it related, the number of funds in the category, the criteria upon which the ranking is based, and the effect of sales charges, fee waivers and/or expense reimbursements.

     Performance information for a Fund may be accompanied by information about market conditions and other factors that affected the Fund's performance for the period(s) shown.

     All performance information that a Fund advertises or includes in sales material is historical in nature and is not intended to represent or guarantee future results. The value of a Fund's shares when redeemed may be more or less than their original cost.

               INVESTMENT STRATEGIES, POLICIES AND PRACTICES

     This SAI supplements the information contained in the Prospectuses and contains more detailed information about the investment strategies and policies that W&R Funds' investment manager, Waddell & Reed Investment
Management Company (WRIMCO), may employ and the types of instruments in which a Fund may invest, in pursuit of a Fund's goal(s). A summary of the risks associated with these instrument types and investment practices is included as well.

     WRIMCO might not buy all of these instruments or use all of these techniques, or use them to the full extent permitted by a Fund's investment policies and restrictions. WRIMCO buys an instrument or uses a technique only if it believes that doing so will help a Fund achieve its goal(s). See
Investment Restrictions and Limitations for a listing of the fundamental and non-fundamental, or operating, investment restrictions and policies of each Fund.

W&R Asset Strategy Fund

     W&R Asset Strategy Fund allocates its assets among the following classes, or types, of investments:

     The short-term class includes all types of domestic and foreign securities and money market instruments with remaining maturities of three years or less. WRIMCO will seek to maximize total return within the short-
term asset class by taking advantage of yield differentials between different instruments, issuers, and currencies. Short-term instruments may include corporate debt securities, such as commercial paper and notes;
government securities issued by U.S. or foreign governments or their agencies or instrumentalities; bank deposits and other financial institution obligations; repurchase agreements involving any type of security in which the Fund may invest; and other similar short-term instruments. These instruments may be denominated in U.S. dollars or a foreign currency.

     The bond class includes all varieties of domestic and foreign fixed-
income securities with remaining maturities greater than three years.
WRIMCO seeks to maximize total return within the bond class by adjusting
W&R Asset Strategy Fund's investments in securities with different credit qualities, maturities, and coupon or dividend rates, and by seeking to take advantage of yield differentials between securities. Securities in this class may include bonds, notes, adjustable-rate preferred stocks, convertible bonds, mortgage-related and asset-backed securities, domestic and foreign government and government agency securities, zero coupon bonds, and other intermediate and long-term securities. As with the short-term class, these securities may be denominated in U.S. dollars or a foreign currency. W&R Asset Strategy Fund may not invest more than 35% of its total assets in lower quality, high-yielding debt securities.

     The stock class includes domestic and foreign equity securities of all types (other than adjustable rate preferred stocks, which are included in the bond class). WRIMCO seeks to maximize total return within this asset class by allocating assets to industry sectors expected to benefit from major trends, and to individual stocks that WRIMCO believes to have superior growth potential. Securities in the stock class may include common stocks, fixed-rate preferred stocks (including convertible preferred stocks), warrants, rights, depositary receipts, securities of investment companies, and other equity securities issued by companies of any size, located anywhere in the world.

     WRIMCO seeks to take advantage of yield differentials by considering the purchase or sale of instruments when differentials on spreads between various grades and maturities of such instruments approach extreme levels relative to long-term norms.

     In making asset allocation decisions, WRIMCO typically evaluates projections of risk, market conditions, economic conditions, volatility, yields, and returns.

     The ability of W&R Asset Strategy Fund to purchase and hold precious metals such as gold, silver and platinum may allow it to benefit from a potential increase in the price of precious metals or stability in the price of such metals at a time when the value of securities may be declining. For example, during periods of declining stock prices, the price of gold may increase or remain stable, while the value of the stock market may be subject to a general decline.

     Precious metal prices are affected by various factors, such as economic conditions, political events and monetary policies. As a result, the price of gold, silver or platinum may fluctuate widely. The sole source of return to W&R Asset Strategy Fund from such investments will be gains realized on sales; a negative return will be realized if the metal is sold at a loss. Investments in precious metals do not provide a yield. W&R Asset
Strategy Fund's direct investment in precious metals is limited by tax considerations. See Taxes.

W&R High Income Fund

     W&R High Income Fund may invest in certain high-yield, high-risk, non-
investment grade debt securities rated BB or below by Standard & Poor's
(S&P) or Ba or below by Moody's Corporation (Moody's) or, if unrated, judged by WRIMCO to be of equivalent quality (commonly referred to as junk bonds). The market for such securities may differ from that for investment grade debt securities. See the discussion below for information about the risks associated with non-investment grade debt securities. See Appendix A to this SAI for a more complete description of bond ratings.

W&R Money Market Fund

     W&R Money Market Fund may only invest in the money market obligations and instruments listed below. In addition, as a money market fund, and in order for the Fund to use the amortized cost method of valuing its portfolio securities, the Fund must comply with Rule 2a-7 (Rule 2a-7) under the Investment Company Act of 1940, as amended (1940 Act). Under Rule 2a-7, investments are limited to those that are U.S. dollar denominated and that are rated in one of the two highest rating categories by the requisite nationally recognized statistical rating organization (NRSRO) or are comparable unrated securities. See Appendix A to this SAI for a description of some of these ratings. In addition, Rule 2a-7 limits investments in securities of any one issuer (except U.S. Government securities) to no more than 5% of the Fund's total assets. Investments in securities rated in the second highest rating category by the requisite NRSRO or comparable unrated securities are limited to no more than 5% of the Fund's total assets, with investment in such securities of any one issuer (except U.S. Government securities) being limited to the greater of one percent of the Fund's total assets or $1,000,000. In accordance with Rule 2a-7, the Fund may invest in securities with a remaining maturity of not more than 397 calendar days.
See further discussion under Determination of Offering Price.

      (1)  U.S. Government Securities:  See the section entitled U.S.
Government Securities.

      (2)  Bank Obligations and Instruments Secured Thereby: Subject to
the limitations described above, time deposits, certificates of deposit, bankers' acceptances and other bank obligations if they are obligations of a bank subject to regulation by the U.S. Government (including obligations issued by foreign branches of these banks) or obligations issued by a foreign bank having total assets equal to at least U.S. $500,000,000, and instruments secured by any such obligation. A bank includes commercial banks and savings and loan associations. Time deposits are monies kept on deposit with U.S. banks or other U.S. financial institutions for a stated
period of time at a fixed rate of interest. At present, bank time deposits are not considered by the Board of Directors or WRIMCO to be readily marketable. There may be penalties for the early withdrawal of such time deposits, in which case, the yield of these investments will be reduced.

      (3)  Commercial Paper Obligations Including Variable Rate Master
Demand Notes:  Commercial paper rated as described above. A variable rate master demand note represents a purchasing/selling arrangement of short-
term promissory notes under a letter agreement between a commercial paper issuer and an institutional investor.

      (4)  Corporate Debt Obligations:  Corporate debt obligations if they are rated as described above.

      (5)  Canadian Government Obligations:  Obligations of, or
obligations guaranteed by, the Government of Canada, a Province of Canada
or any agency, instrumentality or political subdivision of that Government or any Province. The Fund will not invest in Canadian Government obligations if more than 10% of the value of its total assets would then be so invested, subject to the diversification requirements applicable to the
Money Market Fund.

      (6)  Certain Other Obligations:  Obligations other than those listed in (1) through (5) (including municipal obligations) only if any such other obligation is guaranteed as to principal and interest by either a bank or a corporation in whose securities the Fund is eligible to invest under Rule
2a-7.

     The value of the obligations and instruments in which the Fund invests will fluctuate depending in large part on changes in prevailing interest rates. If these rates go up after the Fund buys an obligation or instrument, its value may go down; if these rates go down, its value may go
up. Changes in interest rates will be more quickly reflected in the yield of a portfolio of short-term obligations than in the yield of a portfolio of long-term obligations.

Securities - General

     The main types of securities in which the Funds may invest include common stocks, preferred stocks, debt securities and convertible securities. Although common stocks and other equity securities have a history of long-term growth in value, their prices tend to fluctuate in the short term, particularly those of smaller companies. A Fund (other than W&R
Money Market Fund) may invest in preferred stocks rated in any rating category of the established rating services or, if unrated, judged by
WRIMCO to be of equivalent quality, subject to each Fund's limitations.
Debt securities have varying levels of sensitivity to changes in interest rates and varying degrees of quality. As a general matter, however, when interest rates rise, the values of fixed-rate debt securities fall and, conversely, when interest rates fall, the values of fixed-rate debt securities rise. Similarly, long-term bonds are generally more sensitive to interest rate changes than short-term bonds.

     Lower quality debt securities (commonly called junk bonds) are considered to be speculative and involve greater risk of default or price changes due to changes in the issuer's creditworthiness. The market prices of these securities may fluctuate more than high-quality securities and may decline significantly in periods of general economic difficulty. The market for lower-rated debt securities may be thinner and less active than that for higher-rated debt securities, which can adversely affect the prices at which the former are sold. Adverse publicity and changing investor perceptions may decrease the values and liquidity of lower-rated debt securities, especially in a thinly traded market. Valuation becomes more difficult and judgment plays a greater role in valuing lower-rated debt securities than with respect to securities for which more external sources of quotations and last sale information are available. Since the risk of default is higher for lower-rated debt securities, WRIMCO's research and credit analysis are an especially important part of managing securities of this type held by a Fund. WRIMCO continuously monitors the issuers of lower-rated debt securities in a Fund's portfolio in an attempt to determine if the issuers will have sufficient cash flow and profits to meet required principal and interest payments. A Fund may choose, at its expense or in conjunction with others, to pursue litigation or otherwise exercise its rights as a security holder to seek to protect the interests of security holders if it determines this to be in the best interest of the
Fund's shareholders.

     A Fund (other than W&R Money Market Fund) may invest in debt securities rated in any rating category of the established rating services, subject to each Fund's limitations, including securities rated in the lowest category (securities rated D by S&P and C by Moody's). Debt securities rated D by S&P or C by Moody's are in payment default or are regarded as having extremely poor prospects of ever attaining any real investment standing. Debt securities rated at least BBB by S&P or Baa by
Moody's are considered to be investment grade debt securities; however, securities rated BBB or Baa may have speculative characteristics. In addition, a Fund will treat unrated securities judged by WRIMCO to be of equivalent quality to a rated security as having that rating.

     While credit ratings are only one factor WRIMCO relies on in evaluating high-yield debt securities, certain risks are associated with credit ratings. Credit ratings evaluate the safety of principal and interest payments, not market value risk. Credit ratings for individual securities may change from time to time, and a Fund may retain a portfolio security whose rating has been changed.

     Each of the Funds (other than W&R Money Market Fund and W&R Municipal
Bond Fund) may purchase debt securities whose principal amount at maturity is dependent upon the performance of a specified equity security. The issuer of such debt securities, typically an investment banking firm, is unaffiliated with the issuer of the equity security to whose performance the debt security is linked. Equity-linked debt securities differ from ordinary debt securities in that the principal amount received at maturity is not fixed, but is based on the price of the linked equity security at the time the debt security matures. The performance of equity-linked debt securities depends primarily on the performance of the linked equity security and may also be influenced by interest rate changes. In addition, although the debt securities are typically adjusted for diluting events such as stock splits, stock dividends and certain other events affecting the market value of the linked equity security, the debt securities are not adjusted for subsequent issuances of the linked equity security for cash.
Such an issuance could adversely affect the price of the debt security. In addition to the equity risk relating to the linked equity security, such debt securities are also subject to credit risk with regard to the issuer of the debt security. In general, however, such debt securities are less volatile than the equity securities to which they are linked.

     Each Fund (other than W&R Money Market Fund and W&R Municipal Bond
Fund) may invest in convertible securities. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or different issuer within a particular period of time at a specified price or formula. Convertible securities generally have higher yields than common stocks of the same or similar issuers, but lower yields than comparable nonconvertible securities, are less subject to fluctuation in the value than the underlying stock because they have fixed income characteristics, and provide the potential for capital appreciation if the market price of the underlying common stock increases.

     The value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security's investment value.

     Each of the Funds (other than W&R Money Market Fund and W&R Municipal
Bond Fund) may also invest in a type of convertible preferred stock that pays a cumulative, fixed dividend that is senior to, and expected to be in excess of, the dividends paid on the common stock of the issuer. At the mandatory conversion date, the preferred stock is converted into not more than one share of the issuer's common stock at the call price that was established at the time the preferred stock was issued. If the price per share of the related common stock on the mandatory conversion date is less than the call price, the holder of the preferred stock will nonetheless receive only one share of common stock for each share of preferred stock
(plus cash in the amount of any accrued but unpaid dividends). At any time prior to the mandatory conversion date, the issuer may redeem the preferred stock upon issuing to the holder a number of shares of common stock equal to the call price of the preferred stock in effect on the date of redemption divided by the market value of the common stock, with such market value typically determined one or two trading days prior to the date notice of redemption is given. The issuer must also pay the holder of the preferred stock cash in an amount equal to any accrued but unpaid dividends on the preferred stock. This convertible preferred stock is subject to the same market risk as the common stock of the issuer, except to the extent that such risk is mitigated by the higher dividend paid on the preferred stock. The opportunity for equity appreciation afforded by an investment in such convertible preferred stock, however, is limited, because in the event the market value of the issuer's common stock increases to or above the call price of the preferred stock, the issuer may (and would be expected
to) call the preferred stock for redemption at the call price. This convertible preferred stock is also subject to credit risk with regard to the ability of the issuer to pay the dividend established upon issuance of the preferred stock. Generally, convertible preferred stock is less volatile than the related common stock of the issuer.

Specific Securities and Investment Practices

   Bank Deposits

     Among the debt securities in which the Funds may invest are deposits in banks (represented by certificates of deposit or other evidence of deposit issued by such banks) of varying maturities. The Federal Deposit
Insurance Corporation insures the principal of such deposits, currently to the extent of $100,000 per bank. Bank deposits are not marketable, and a
Fund may invest in them only within the limit mentioned under Illiquid
Investments unless such obligations are payable at principal amount plus accrued interest on demand or within seven days after demand.

   Borrowing

     From time to time W&R Mid Cap Growth Fund may increase its ownership of securities by borrowing on an unsecured basis at fixed rates of interest and investing the borrowed funds. Any such borrowing will be made only from banks and only to the extent that the value of the Fund's assets, less its liabilities other than borrowings, is equal to at least 300% of all borrowings including the proposed borrowing. This 300% limit is contained in the 1940 Act. If the value of the Fund's assets so computed should fail to meet the 300% asset coverage requirement, the Fund is required within three days to reduce its bank debt to the extent necessary to meet that requirement and may have to sell a portion of its investments at a time when independent investment judgment would not dictate such sale.

     Interest on money borrowed is an expense that W&R Mid Cap Growth Fund would not otherwise incur, so that it may have little or no net investment income during periods of substantial borrowings. Borrowing for investment increases both investment opportunity and risk. Since substantially all of the Fund's assets may fluctuate in value, but borrowing obligations are fixed, the net asset value per share correspondingly will tend to increase and decrease more when the portfolio assets increase or decrease in value than would otherwise be the case. This factor is known as leverage.

   Foreign Securities and Currencies

     The Funds (other than W&R Limited-Term Bond Fund and W&R Municipal
Bond Fund) may invest in the securities of foreign issuers, including depositary receipts. In general, depositary receipts are securities convertible into and evidencing ownership of securities of foreign corporate issuers, although depositary receipts may not necessarily be denominated in the same currency as the securities into which they may be converted. American depositary receipts, in registered form, are U. S.
dollar-denominated receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. International depositary receipts and European depositary receipts, in bearer form, are foreign receipts evidencing a similar arrangement and are designed for use by non-U.S. investors and traders in non-U.S. markets. Global depositary receipts are designed to facilitate the trading of securities of foreign issuers by U.S. and non-U.S. investors and traders.

     WRIMCO believes that there are investment opportunities as well as risks by investing in foreign securities. Individual foreign economies may differ favorably or unfavorably from the U.S. economy or each other in such matters as gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Individual foreign companies may also differ favorably or unfavorably from domestic companies in the same industry. Foreign currencies may be stronger or weaker than the U.S. dollar or than each other. Thus, the value of securities denominated in or indexed to foreign currencies, and dividends and interest from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. WRIMCO believes that a Fund's ability to invest its assets abroad might enable it to take advantage of these differences and strengths where they are favorable.

     However, foreign securities and foreign currencies involve additional significant risks, apart from the risks inherent in U.S. investments.
Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices on some foreign markets can be highly volatile. Many foreign countries lack uniform accounting and disclosure standards comparable to those applicable to U.S. companies, and it may be more difficult to obtain reliable information regarding an issuer's financial conditions and operations. In addition, the costs of foreign investing, including withholding taxes, brokerage commissions and custodial costs, are generally higher than for U.S. investments.

     Foreign markets may offer less protection to investors than U.S.
markets. Foreign issuers, brokers and securities markets may be subject to less government supervision. Foreign securities trading practices, including those involving the release of assets in advance of payment, may involve increased risks in the event of a failed trade or the insolvency of a broker-dealer, and may involve substantial delays. It may also be difficult to enforce legal rights in foreign countries.

     Investing abroad also involves different political and economic risks.
Foreign investments may be affected by actions of foreign governments adverse to the interests of U.S. investors, including the possibility of expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars, or other government intervention. There may be greater possibility of default by foreign governments or government-
sponsored enterprises. Investments in foreign countries also involve a risk of local political, economic, or social instability, military action or unrest, or adverse diplomatic developments. There is no assurance that
WRIMCO will be able to anticipate these potential events or counter their effects.

     The considerations noted above generally are intensified in developing countries. A developing country is a nation that, in WRIMCO's opinion, is likely to experience long-term gross domestic product growth above that expected to occur in the United States, the United Kingdom, France,
Germany, Italy, Japan and Canada. Developing countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities.

     Certain foreign securities impose restrictions on transfer within the
United States or to U.S. persons. Although securities subject to transfer restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions.

     Each of the Funds (other than W&R Limited-Term Bond Fund, W&R Money
Market Fund and W&R Municipal Bond Fund) may purchase and sell foreign currency and invest in foreign currency deposits and may enter into forward currency contracts. The Funds may incur a transaction charge in connection with the exchange of currency. Currency conversion involves dealer spreads and other costs, although commissions are not usually charged. See,
Options, Futures and Other Strategies - Forward Currency Contracts.

     Investments in obligations of domestic branches of foreign banks will be considered domestic securities if WRIMCO has determined that the nature and extent of federal and state regulation and supervision of the branch in question is substantially equivalent to federal or state chartered domestic banks doing business in the same jurisdiction.

   Illiquid Investments

     Illiquid investments are investments that cannot be sold or otherwise disposed of in the ordinary course of business within seven days at approximately the price at which they are valued. Investments currently considered to be illiquid include:

     (1)  repurchase agreements not terminable within seven days;
     (2)  restricted securities not determined to be liquid pursuant to guidelines established by the Fund's Board of Directors;
     (3)  non-government stripped fixed-rate mortgage-backed securities;
     (4)  bank deposits, unless they are payable at principal amount plus accrued interest on demand or within seven days after demand;
     (5)  over-the-counter (OTC) options (options not traded on an exchange) and their underlying collateral;
     (6)  securities for which market quotations are not readily available;
     (7)  securities involved in swap, cap, floor and collar
          transactions;and
     (8)  direct debt instruments.

     The assets used as cover for OTC options written by a Fund will be considered illiquid unless the OTC options are sold to qualified dealers who agree that the Fund may repurchase any OTC option it writes at a maximum price to be calculated by a formula set forth in the option agreement. The cover for an OTC option written subject to this procedure would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

     If through a change in values, net assets, or other circumstances, a
Fund were in a position where more than 10% or 15%, as applicable, of its net assets were invested in illiquid securities, it would seek to take appropriate steps to protect liquidity.

   Indexed Securities

     Each Fund may purchase indexed securities subject to its operating policy regarding derivative instruments. Indexed securities are securities the value of which varies in relation to the value of other securities, securities indexes, currencies, precious metals or other commodities, or other financial indicators. Subject to the requirements of Rule 2a-7, W&R
Money Market Fund may purchase securities the value of which varies in relation to the value of financial indicators such as other securities, securities indexes or interest rates, as long as the indexed securities are
U.S. dollar-denominated. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. The performance of indexed securities depends to a great extent on the performance of the security, currency or other instrument to which they are indexed and may also be influenced by interest rate changes in the United
States and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security and their values may decline substantially if the issuer's creditworthiness deteriorates.
Indexed securities may be more volatile than the underlying investments.
Gold-indexed securities, for example, typically provide for a maturity value that depends on the price of gold, resulting in a security whose price tends to rise and fall together with gold prices. Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar-denominated securities of equivalent issuers.
Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-
denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other.

     Recent issuers of indexed securities have included banks,
corporations, and certain U.S. Government agencies. WRIMCO will use its judgment in determining whether indexed securities should be treated as short-term instruments, bonds, stocks, or as a separate asset class for purposes of W&R Asset Strategy Fund's investment allocations, depending on the individual characteristics of the securities. Certain indexed securities that are not traded on an established market may be deemed illiquid.

   Investment Company Securities

     Certain Funds may purchase securities of closed-end investment companies. W&R Asset Strategy Fund may purchase securities of open-end and closed-end investment companies subject to the restrictions and limitations of the 1940 Act. As a shareholder in an investment company, the Fund would bear its pro rata share of that investment company's expenses, which could result in duplication of certain fees, including management and administrative fees.

   Lending Securities

     Securities loans may be made on a short-term or long-term basis for the purpose of increasing a Fund's income. If a Fund lends securities, the borrower pays the Fund an amount equal to the dividends or interest on the securities that the Fund would have received if it had not lent the securities. The Fund also receives additional compensation. Under a Fund's current securities lending procedures, the Fund may lend securities only to broker-dealers and financial institutions deemed creditworthy by WRIMCO.

     Any securities loans that a Fund makes must be collateralized in accordance with applicable regulatory requirements (the Guidelines). At the time of each loan, the Fund must receive collateral equal to no less than
100% of the market value of the securities loaned. Under the present
Guidelines, the collateral must consist of cash, U.S. Government securities or bank letters of credit, at least equal in value to the market value of the securities lent on each day that the loan is outstanding. If the market value of the lent securities exceeds the value of the collateral, the borrower must add more collateral so that it at least equals the market value of the securities lent. If the market value of the securities decreases, the borrower is entitled to a return of the excess collateral.

     There are two methods of receiving compensation for making loans. The first is to receive a negotiated loan fee from the borrower. This method is available for all three types of collateral. The second method, which is not available when letters of credit are used as collateral, is for a Fund to receive interest on the investment of the cash collateral or to receive interest on the U.S. Government securities used as collateral. Part of the interest received in either case may be shared with the borrower.

     The letters of credit that a Fund may accept as collateral are agreements by banks (other than the borrowers of the Fund's securities), entered into at the request of the borrower and for its account and risk, under which the banks are obligated to pay to the Fund, while the letter is in effect, amounts demanded by the Fund if the demand meets the terms of the letter. The Fund's right to make this demand secures the borrower's obligations to it. The terms of any such letters and the creditworthiness of the banks providing them (which might include the Fund's custodian bank)
must be satisfactory to WRIMCO. The Fund will make loans only under rules of the New York Stock Exchange (NYSE), which presently require the borrower to give the securities back to the Fund within five business days after the
Fund gives notice to do so. If the Fund loses its voting rights on securities loaned, it will have the securities returned to it in time to vote them if a material event affecting the investment is to be voted on.
The Fund may pay reasonable finder's, administrative and custodian fees in connection with loans of securities.

     Some, but not all, of these rules are necessary to meet requirements of certain laws relating to securities loans. These rules will not be changed unless the change is permitted under these requirements. The requirements do not cover these present rules which may be changed without shareholder vote as to (1) whom securities may be loaned, (2) the investment of cash collateral, or (3) voting rights.

     There may be risks of delay in receiving additional collateral from the borrower if the market value of the securities loaned increases, as well as risks of delay in recovering the securities loaned or even loss of rights in collateral should the borrower fail financially.

   Loans and Other Direct Debt Instruments

     Direct debt instruments are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates (loans and loan participations), to suppliers of goods or services (trade claims or other receivables), or to other parties. W&R Asset Strategy Fund may invest in direct debt instruments, subject to its policies regarding the quality of debt securities.

     Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the borrower for payment of principal and interest. Direct debt instruments may not be rated by any nationally recognized rating service. If W&R Asset Strategy Fund does not receive scheduled interest or principal payments on such indebtedness, the
Fund's share price and yield could be adversely affected. Loans that are fully secured offer the Fund more protections than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower's obligation, or that the collateral could be liquidated. Indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks, and may be highly speculative.
Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Direct indebtedness of developing countries also involves a risk that the governmental entities responsible for the repayment of the debt may be unable, or unwilling, to pay interest and principal when due.

     Investments in loans through direct assignment of a financial institution's interests with respect to a loan may involve additional risks to W&R Asset Strategy Fund. For example, if a loan is foreclosed, the Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. Direct debt instruments may also involve a risk of insolvency of the lending bank or other intermediary. Direct debt instruments that are not in the form of securities may offer less legal protection to the Fund in the event of fraud or misrepresentation. In the absence of definitive regulatory guidance, the Fund relies on WRIMCO's research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the
Fund.

     A loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. Unless, under the terms of the loan or other indebtedness, W&R Asset Strategy Fund has direct recourse against the borrower, it may have to rely on the agent to apply appropriate credit remedies against a borrower. If assets held by the agent for the benefit of the Fund were determined to be subject to the claims of the agent's general creditors, the Fund might incur certain costs and delays in realizing payment on the loan or loan participation and could suffer a loss of principal or interest.

     Investments in direct debt instruments may entail less legal protection for W&R Asset Strategy Fund. Direct indebtedness purchased by the Fund may include letters of credit, revolving credit facilities, or other standby financing commitments obligating the Fund to pay additional cash on demand. These commitments may have the effect of requiring the Fund to increase its investment in a borrower at a time when it would not otherwise have done so, even if the borrower's condition makes it unlikely that the amount will ever be repaid. The Fund will set aside appropriate liquid assets in a segregated custodial account to cover its potential obligations under standby financing commitments.

     For purposes of the limitations on the amount of total assets that W&R
Asset Strategy Fund will invest in any one issuer or in issuers within the same industry, the Fund generally will treat the borrower as the issuer of indebtedness held by the Fund. In the case of loan participations where a bank or other lending institution serves as financial intermediary between the Fund and the borrower, if the participation does not shift to the Fund the direct debtor-creditor relationship with the borrower, Securities and
Exchange Commission (SEC) interpretations require the Fund, in appropriate circumstances, to treat both the lending bank or other lending institution and the borrower as issuers for these purposes. Treating a financial intermediary as an issuer of indebtedness may restrict the Fund's ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

   Money Market Instruments

     Money market instruments are high-quality, short-term debt instruments that generally present minimal credit risk. They may include U.S.
Government securities, commercial paper and other short-term corporate obligations, certificates of deposit and other financial institution obligations. These instruments may carry fixed or variable interest rates.

   Mortgage-Backed and Asset-Backed Securities

      Mortgage-Backed Securities.Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property and include single- and multi-class pass-through securities and collateralized mortgage obligations. Multi-
class pass-through securities and collateralized mortgage obligations are collectively referred to in this SAI as CMOs. Some CMOs are directly supported by other CMOs, which in turn are supported by mortgage pools.
Investors typically receive payments out of the interest and principal on the underlying mortgages. The portions of the payments that investors receive, as well as the priority of their rights to receive payments, are determined by the specific terms of the CMO class.

     The U.S. Government mortgage-backed securities in which the Fund may invest include mortgage-backed securities issued or guaranteed as to the payment of principal and interest (but not as to market value) by the
Federal National Mortgage Association (Fannie Mae), Government National
Mortgage Association (Ginnie Mae), or Federal Home Loan Mortgage
Corporation (Freddie Mac). Other mortgage-backed securities are issued by private issuers, generally originators of and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers and special purpose entities. Payments of principal and interest (but not the market value) of such private mortgage-backed securities may be supported by pools of mortgage loans or other mortgage-
backed securities that are guaranteed, directly or indirectly, by the U.S.
Government or one of its agencies or instrumentalities, or they may be issued without any government guarantee of the underlying mortgage assets but with some form of non-government credit enhancement. These credit enhancements do not protect investors from changes in market value.

     The Funds may purchase mortgage-backed securities issued by both government and non-government entities such as banks, mortgage lenders or other financial institutions. Other types of mortgage-backed securities will likely be developed in the future, and the Funds may so invest as long as WRIMCO determines that such investments are consistent with the Fund's goals and investment policies.

      Stripped Mortgage-Backed Securities. Stripped mortgage-backed securities are created when a U.S. Government agency or a financial institution separates the interest and principal components of a mortgage-
backed security and sells them as individual securities. The holder of the principal-only security (PO) receives the principal payments made by the underlying mortgage-backed security, while the holder of the interest-only security (IO) receives interest payments from the same underlying security.

     For example, IO classes are entitled to receive all or a portion of the interest, but none (or only a nominal amount) of the principal payments, from the underlying mortgage assets. If the mortgage assets underlying an IO experience greater than anticipated principal prepayments, then the total amount of interest allocable to the IO class, and therefore the yield to investors, generally will be reduced. In some instances, an investor in an IO may fail to recoup all of the investor's initial investment, even if the security is guaranteed by the U.S. Government or considered to be of the highest quality. Conversely, PO classes are entitled to receive all or a portion of the principal payments, but none of the interest, from the underlying mortgage assets. PO classes are purchased at substantial discounts from par, and the yield to investors will be reduced if principal payments are slower than expected. IOs, POs and other
CMOs involve special risks, and evaluating them requires special knowledge.

     Asset-Backed Securities.Asset-backed securities have structural characteristics similar to mortgage-backed securities, as discussed above.
However, the underlying assets are not first lien mortgage loans or interests therein, but include assets such as motor vehicle installment sales contracts, other installment sale contracts, home equity loans, leases of various types of real and personal property and receivables from revolving credit (credit card) agreements. Such assets are securitized through the use of trusts or special purpose corporations. Payments or distributions of principal and interest may be guaranteed up to a certain amount and for a certain time period by a letter of credit or pool insurance policy issued by a financial institution unaffiliated with the issuer, or other credit enhancements may be present. The value of asset-
backed securities may also depend on the creditworthiness of the servicing agent for the loan pool, the originator of the loans or the financial institution providing the credit enhancement.

      Special Characteristics of Mortgage-Backed and Asset-Backed
Securities.The yield characteristics of mortgage-backed and asset-backed securities differ from those of traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other obligations generally may be prepaid at any time. Prepayments on a pool of mortgage loans are influenced by a variety of economic, geographic, social and other factors, including changes in mortgagors' housing needs, job transfers, unemployment, mortgagors' net equity in the mortgaged properties and servicing decisions.
Generally, however, prepayments on fixed-rate mortgage loans will increase during a period of falling interest rates and decrease during a period of rising interest rates. Similar factors apply to prepayments on asset-backed securities, but the receivables underlying asset-backed securities generally are of a shorter maturity and thus are likely to experience substantial prepayments. Such securities, however, often provide that for a specified time period the issuers will replace receivables in the pool that are repaid with comparable obligations. If the issuer is unable to do so, repayment of principal on the asset-backed securities may commence at an earlier date.

     The rate of interest on mortgage-backed securities is lower than the interest rates paid on the mortgages included in the underlying pool due to the annual fees paid to the servicer of the mortgage pool for passing through monthly payments to certificate holders and to any guarantor and due to any yield retained by the issuer. Actual yield to the holder may vary from the coupon rate, even if adjustable, if the mortgage-backed securities are purchased or traded in the secondary market at a premium or discount. In addition, there is normally some delay between the time the issuer receives mortgage payments from the servicer and the time the issuer makes the payments on the mortgage-backed securities, and this delay reduces the effective yield to the holder of such securities.

     Yields on pass-through securities are typically quoted by investment dealers and vendors based on the maturity of the underlying instruments and the associated average life assumption. The average life of pass-through pools varies with the maturities of the underlying mortgage loans. A pool's term may be shortened by unscheduled or early payments of principal on the underlying mortgages. Because prepayment rates of individual pools vary widely, it is not possible to predict accurately the average life of a particular pool. In the past, a common industry practice has been to assume that prepayments on pools of fixed-rate 30-year mortgages would result in a
12-year average life for the pool. At present, mortgage pools, particularly those with loans with other maturities or different characteristics, are priced on an assumption of average life determined for each pool. In periods of declining interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of a pool of mortgage-
related securities. Conversely, in periods of rising interest rates, the rate of prepayment tends to decrease, thereby lengthening the actual average life of the pool. Changes in the rate or speed of these payments can cause the value of the mortgage backed securities to fluctuate rapidly.
However, these effects may not be present, or may differ in degree, if the mortgage loans in the pools have adjustable interest rates or other special payment terms, such as a prepayment charge. Actual prepayment experience may cause the yield of mortgage-backed securities to differ from the assumed average life yield.

The market for privately issued mortgage-backed and asset-backed securities is smaller and less liquid than the market for U.S. Government mortgage-
backed securities. CMO classes may be specifically structured in a manner that provides any of a wide variety of investment characteristics, such as yield, effective maturity and interest rate sensitivity. As market conditions change, however, and especially during periods of rapid or unanticipated changes in market interest rates, the attractiveness of some
CMO classes and the ability of the structure to provide the anticipated investment characteristics may be reduced. These changes can result in volatility in the market value and in some instances reduced liquidity, of the CMO class.

   Municipal Bonds

     Municipal bonds are issued by a wide range of state and local governments, agencies and authorities for various purposes. The two main kinds of municipal bonds are general obligation bonds and revenue bonds. In general obligation bonds, the issuer has pledged its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable only from specific sources; these may include revenues from a particular facility or class of facilities or special tax or other revenue source.

     A special class of bonds issued by state and local government authorities and agencies are private activity bonds (PABs). Only those PABs the interest on which is free from Federal income taxation (although the interest may be an item of tax preference for purposes of the Federal alternative minimum tax (AMT)) will be considered municipal bonds for purposes of W&R Municipal Bond Fund's investment policies. In general, PABs are revenue bonds and are issued by or on behalf of public authorities to obtain funds to finance privately operated facilities. They generally depend for their credit quality on the credit standing of the company involved. Therefore, to the extent the Fund invests a significant amount of its total assets in bonds issued by entities in any one industry, it will be subject to the risks inherent in the industry to which the issuer belongs.

     For example, a hospital's gross receipts and net income available to service its debt are influenced by demand for hospital services, the ability of the hospital to provide the services required, management and medical capabilities, economic developments in the service area, efforts by insurers and government agencies to limit rates and expenses, confidence in the hospital, service area economic developments, competition, availability and expense of malpractice insurance, Medicaid and Medicare funding, and possible Federal legislation limiting the rates of increase of hospital charges. Significant events impacting the hospital industry in any one of these areas might adversely affect the industry's ability to service its debt or to pay principal when due.

     Life care facilities are an alternative form of long-term housing for the elderly. They are subject to a wide variety of risks. Primarily, the projects must maintain adequate occupancy levels to be able to provide revenues adequate to maintain debt service payments. Moreover, since a portion of housing, medical care and other services may be financed by an initial deposit it is important that the facility maintain adequate financial reserves to secure estimated actuarial liabilities. The ability of management to accurately forecast inflationary cost pressures weighs importantly in the process. The facilities may also be impacted by regulatory cost restrictions applied to health care delivery in general, particularly state regulations or changes in Medicare and Medicaid payments or qualifications, or restrictions imposed by medical insurance companies.
They may also face competition from alternative health care or conventional housing facilities in the private or public sector.

     Municipal leases and participation interests therein are another specific type of municipal bond. The factors that WRIMCO considers in determining whether any rated municipal lease obligations are liquid include the following:  (1) the frequency of trades and quotes for the obligations; (2) the number of dealers willing to purchase or sell the security and the number of other potential buyers; (3) the willingness of dealers to undertake to make a market in the securities; (4) the nature of marketplace trades, including the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer; (5) the likelihood that the marketability of the obligation will be maintained through the time the instrument is held; (6) the credit quality of the issuer and the lessee; and (7) the essentiality to the lessee of the property covered by the lease. Unrated municipal lease obligations are considered illiquid. These obligations, which may take the form of a lease, an installment purchase, or a conditional sale contract, are issued by state and local governments and authorities to acquire land and a variety of equipment and facilities. The Funds have not held and do not intend to hold such obligations directly as a lessor of the property but may from time to time purchase a participation interest in a municipal obligation from a bank or other third party. A participation interest gives a Fund a specified, undivided interest in the obligation in proportion to its purchased interest in the total amount of the obligation.

     Municipal leases frequently have risks distinct from those associated with general obligation or revenue bonds. State constitutions and statutes set forth requirements that states or municipalities must meet to incur debt, including voter referenda, interest rate limits or public sale requirements. Leases, installment purchases or conditional sale contracts have evolved as means for governmental issuers to acquire property and equipment without being required to meet these constitutional and statutory requirements. Many leases and contracts include non-appropriation clauses providing that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the legislative body on a yearly or other periodic basis. Non-
appropriation clauses free the issuer from debt issuance limitations. In determining the liquidity of a municipal lease obligation, WRIMCO will differentiate between direct interests in municipal leases and municipal lease-backed securities, the latter of which may take the form of a lease-
backed revenue bond, a tax-exempt asset-backed security or any other investment structure using a municipal lease-purchased agreement as its base. While the former may present liquidity issues, the latter are based on a well-established method of securing payment of a municipal lease obligation.

     WRIMCO and the Funds rely on the opinion of bond counsel for the issuer in determining whether the interest on such issuers obligations is excludable from gross income for Federal income tax purposes. If a court holds that interest on an obligation held by W&R Municipal Bond Fund is not excludable from gross income for Federal income tax purposes, the Fund will sell the obligation as soon as possible, but it might incur a loss upon such sale.

     With respect to ratings of municipal bonds (see, Appendix A), now or in the future, S&P or Moody's may use different rating designations for municipal bonds depending on their maturities on issuance or other characteristics. For example, Moody's currently rates the top four categories of municipal notes (i.e., municipal bonds generally with a maturity at the time of issuance ranging from six months to three years) as
MIG 1, MIG 2, MIG 3 and MIG 4. A Fund is not required to dispose of any municipal bond if its rating falls below the rating required for its purchase, nor does such a fall in rating affect the amount of unrated municipal bonds that a Fund may buy.

   Options, Futures and Other Strategies

      General.WRIMCO may use certain options, futures contracts
(sometimes referred to as futures), options on futures contracts, forward currency contracts, swaps, caps, floors, collars, indexed securities and other derivative instruments (collectively, Financial Instruments) to attempt to enhance income or yield or to attempt to hedge a Fund's investments. The strategies described below may be used in an attempt to manage the risks of a Fund's investments that can affect fluctuation in its
NAV.

     Generally, a Fund may purchase and sell any type of Financial
Instrument. However, as an operating policy, a Fund will only purchase or sell a particular Financial Instrument if the Fund is authorized to invest in the type of asset by which the return on, or value of, the Financial
Instrument is primarily measured. If a Fund is authorized to invest in foreign securities, it may purchase and sell foreign currency derivatives.

     Hedging strategies can be broadly categorized as short hedges and long hedges. A short hedge is a purchase or sale of a Financial Instrument intended partially or fully to offset potential declines in the value of one or more investments held in a Fund's portfolio. Thus, in a short hedge, the Fund takes a position in a Financial Instrument whose price is expected to move in the opposite direction of the price of the investment being hedged.

     Conversely, a long hedge is a purchase or sale of a Financial
Instrument intended partially or fully to offset potential increases in the acquisition cost of one or more investments that a Fund intends to acquire.
Thus, in a long hedge, the Fund takes a position in a Financial Instrument whose price is expected to move in the same direction as the price of the prospective investment being hedged. A long hedge is sometimes referred to as an anticipatory hedge. In an anticipatory hedge transaction, the Fund does not own a corresponding security and, therefore, the transaction does not relate to a security the Fund owns. Rather, it relates to a security that the Fund intends to acquire. If the Fund does not complete the hedge by purchasing the security it anticipated purchasing, the effect on the
Fund's holdings is the same as if the transaction were entered into for speculative purposes.

     Financial Instruments on securities generally are used to attempt to hedge against price movements in one or more particular securities positions that a Fund owns or intends to acquire. Financial Instruments on indexes, in contrast, generally are used to attempt to hedge against price movements in market sectors in which a Fund has invested or expects to invest. Financial Instruments on debt securities may be used to hedge either individual securities or broad debt market sectors.

     The use of Financial Instruments is subject to applicable regulations of the Securities and Exchange Commission (SEC), the several exchanges upon which they are traded and the Commodity Futures Trading Commission (CFTC).
In addition, a Fund's ability to use Financial Instruments is limited by tax considerations. See Taxes.

     In addition to the instruments, strategies and risks described below,
WRIMCO expects to discover additional opportunities in connection with
Financial Instruments and other similar or related techniques. These new opportunities may become available as WRIMCO develops new techniques, as regulatory authorities broaden the range of permitted transactions and as new Financial Instruments or other techniques are developed. WRIMCO may utilize these opportunities to the extent that they are consistent with a
Fund's goal(s) and permitted by a Fund's investment limitations and applicable regulatory authorities. A Fund might not use any of these strategies, and there can be no assurance that any strategy used will succeed. The Funds' Prospectus or SAI will be supplemented to the extent that new products or techniques involve materially different risks than those described below or in the Prospectus.

      Special Risks.The use of Financial Instruments involves special considerations and risks, certain of which are described below. In general, these techniques may increase the volatility of a Fund and may involve a small investment of cash relative to the magnitude of the risk assumed.
Risks pertaining to particular Financial Instruments are described in the sections that follow:

     (1)  Successful use of most Financial Instruments depends upon
WRIMCO's ability to predict movements of the overall securities, currency and interest rate markets, which requires different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular strategy will succeed, and use of Financial Instruments could result in a loss, regardless of whether the intent was to reduce risk or increase return.

     (2)  There might be imperfect correlation, or even no correlation, between price movements of a Financial Instrument and price movements of the investments being hedged. For example, if the value of a Financial
Instrument used in a short hedge increased by less than the decline in value of the hedged investment, the hedge would not be fully successful.
Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculation or other pressures on the markets in which Financial Instruments are traded. The effectiveness of hedges using Financial Instruments on indexes will depend on the degree of correlation between price movements in the index and price movements in the securities being hedged.

     Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized contracts available will not match a Fund's current or anticipated investments exactly. A Fund may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which it typically invests, which involves a risk that the options or futures position will not track the performance of the
Fund's other investments.

     Options and futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match a Fund's investments well. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. A Fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a Fund's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

     (3)  If successful, the above-discussed strategies can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements. However, such strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements. For example, if a Fund entered into a short hedge because WRIMCO projected a decline in the price of a security in the Fund's portfolio, and the price of that security increased instead, the gain from that increase might be wholly or partially offset by a decline in the price of the Financial
Instrument. Moreover, if the price of the Financial Instrument declined by more than the increase in the price of the security, the Fund could suffer a loss. In either such case, the Fund would have been in a better position had it not attempted to hedge at all.

     (4)  As described below, a Fund might be required to maintain assets as cover, maintain segregated accounts or make margin payments when it takes positions in Financial Instruments involving obligations to third parties (i.e., Financial Instruments other than purchased options). If the
Fund were unable to close out its positions in such Financial Instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured. These requirements might impair the Fund's ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time.

     (5)  A Fund's ability to close out a position in a Financial
Instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the other party to the transaction (counterparty) to enter into a transaction closing out the position. Therefore, there is no assurance that any position can be closed out at a time and price that is favorable to the Fund.

      Cover.Transactions using Financial Instruments, other than purchased options, expose a Fund to an obligation to another party. Each
Fund will comply with SEC guidelines regarding cover for these instruments and will, if the guidelines so require, set aside cash or liquid assets in an account with its custodian in the prescribed amount as determined daily.
A Fund will not enter into any such transactions unless it owns either (1)
an offsetting (covered) position in securities, currencies or other options, futures contracts or forward contracts, or (2) cash and liquid assets with a value, marked-to-market daily, sufficient to cover its potential obligations to the extent not covered as provided in (1) above.

     Assets used as cover or held in an account cannot be sold while the position in the corresponding Financial Instrument is open, unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of a Fund's assets to cover or to segregated accounts could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

      Options.A call option gives the purchaser the right to buy, and obligates the writer to sell, the underlying investment at the agreed-upon price during the option period. A put option gives the purchaser the right to sell, and obligates the writer to buy, the underlying investment at the agreed-upon price during the option period. Purchasers of options pay an amount, known as a premium, to the option writer in exchange for the right under the option contract.

     The purchase of call options can serve as a long hedge, and the purchase of put options can serve as a short hedge. Writing put or call options can enable a Fund to enhance income or yield by reason of the premiums paid by the purchasers of such options. However, if the market price of the security underlying a put option declines to less than the exercise price of the option, minus the premium received, the Fund would expect to suffer a loss.

     Writing call options can serve as a limited short hedge, because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security or currency appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised and the Fund will be obligated to sell the security or currency at less than its market value. If the call option is an OTC option, the securities or other assets used as cover would be considered illiquid to the extent described under Illiquid Investments.

     Writing put options can serve as a limited long hedge because increases in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security or currency depreciates to a price lower than the exercise price of the put option, it can be expected that the put option will be exercised and the Fund will be obligated to purchase the security or currency at more than its market value. If the put option is an OTC option, the securities or other assets used as cover would be considered illiquid to the extent described under Illiquid Investments.

     The value of an option position will reflect, among other things, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment, the historical price volatility of the underlying investment and general market conditions. Options that expire unexercised have no value.

     A Fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, the Fund may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option; this is known as a closing purchase transaction. Conversely, the Fund may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction. Closing transactions permit the Fund to realize profits or limit losses on an option position prior to its exercise or expiration.

     A type of put that a Fund may purchase is an optional delivery standby commitment, which is entered into by parties selling debt securities to the
Fund. An optional delivery standby commitment gives the Fund the right to sell the security back to the seller on specified terms. This right is provided as an inducement to purchase the security.

      Risks of Options on Securities. Options offer large amounts of leverage, which will result in a Fund's NAV being more sensitive to changes in the value of the related instrument. Each Fund may purchase or write both exchange-traded and OTC options. Exchange-traded options in the United
States are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, guarantees completion of every exchange-traded option transaction. In contrast, OTC options are contracts between a Fund and its counterparty (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when a Fund purchases an OTC option, it relies on the counterparty from whom it purchased the option to make or take delivery of the underlying investment upon exercise of the option. Failure by the counterparty to do so would result in the loss of any premium paid by the Fund as well as the loss of any expected benefit of the transaction.

     A Fund's ability to establish and close out positions in exchange-
listed options depends on the existence of a liquid market. However, there can be no assurance that such a market will exist at any particular time.
Closing transactions can be made for OTC options only by negotiating directly with the counterparty, or by a transaction in the secondary market if any such market exists. There can be no assurance that a Fund will in fact be able to close out an OTC option position at a favorable price prior to expiration. In the event of insolvency of the counterparty, the Fund might be unable to close out an OTC option position at any time prior to its expiration.

     If a Fund were unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit.
The inability to enter into a closing purchase transaction for a covered call option written by a Fund could cause material losses because the Fund would be unable to sell the investment used as cover for the written option until the option expires or is exercised.

      Options On Indexes. Puts and calls on indexes are similar to puts and calls on securities or futures contracts except that all settlements are in cash and gain or loss depends on changes in the index in question rather than on price movements in individual securities or futures contracts. When a Fund writes a call on an index, it receives a premium and agrees that, prior to the expiration date, the purchaser of the call, upon exercise of the call, will receive from the Fund an amount of cash if the closing level of the index upon which the call is based is greater than the exercise price of the call. The amount of cash is equal to the difference between the closing price of the index and the exercise price of the call times a specified multiple (multiplier), which determines the total dollar value for each point of such difference. When a Fund buys a call on an index, it pays a premium and has the same rights as to such call as are indicated above. When a Fund buys a put on an index, it pays a premium and has the right, prior to the expiration date, to require the seller of the put, upon the Fund's exercise of the put, to deliver to the Fund an amount of cash if the closing level of the index upon which the put is based is less than the exercise price of the put, which amount of cash is determined by the multiplier, as described above for calls. When a Fund writes a put on an index, it receives a premium and the purchaser of the put has the right, prior to the expiration date, to require the Fund to deliver to it an amount of cash equal to the difference between the closing level of the index and the exercise price times the multiplier if the closing level is less than the exercise price.

      Risks of Options on Indexes. The risks of investment in options on indexes may be greater than options on securities. Because index options are settled in cash, when a Fund writes a call on an index it cannot provide in advance for its potential settlement obligations by acquiring and holding the underlying securities. A Fund can offset some of the risk of writing a call index option by holding a diversified portfolio of securities similar to those on which the underlying index is based.
However, the Fund cannot, as a practical matter, acquire and hold a portfolio containing exactly the same securities as underlie the index and, as a result, bears a risk that the value of the securities held will vary from the value of the index.

     Even if a Fund could assemble a portfolio that exactly reproduced the composition of the underlying index, it still would not be fully covered from a risk standpoint because of the timing risk inherent in writing index options. When an index option is exercised, the amount of cash that the holder is entitled to receive is determined by the difference between the exercise price and the closing index level on the date when the option is exercised. As with other kinds of options, the Fund as the call writer will not learn that the Fund has been assigned until the next business day at the earliest. The time lag between exercise and notice of assignment poses no risk for the writer of a covered call on a specific underlying security, such as a common stock, because there the writer's obligation is to deliver the underlying security, not to pay its value as of a fixed time in the past. So long as the writer already owns the underlying security, it can satisfy its settlement obligations by simply delivering it, and the risk that its value may have declined since the exercise date is borne by the exercising holder. In contrast, even if the writer of an index call holds securities that exactly match the composition of the underlying index, it will not be able to satisfy its assignment obligations by delivering those securities against payment of the exercise price. Instead, it will be required to pay cash in an amount based on the closing index value on the exercise date. By the time it learns that it has been assigned, the index may have declined, with a corresponding decline in the value of its portfolio. This timing risk is an inherent limitation on the ability of index call writers to cover their risk exposure by holding securities positions.

     If a Fund has purchased an index option and exercises it before the closing index value for that day is available, it runs the risk that the level of the underlying index may subsequently change. If such a change causes the exercised option to fall out-of-the-money, the Fund will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer.

      OTC Options.Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size and strike price, the terms of OTC options (options not traded on an exchange) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows a Fund great flexibility to tailor the option to its needs, OTC options generally involve greater risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.

     Generally, OTC foreign currency options used by a Fund are European-
style options. This means that the option is only exercisable immediately prior to its expiration. This is in contrast to American-style options, which are exercisable at any time prior to the expiration date of the option.

      Futures Contracts and Options on Futures Contracts. The purchase of futures contracts or call options on futures contracts can serve as a long hedge, and the sale of futures contracts or the purchase of put options on a futures contract can serve as a short hedge. Writing call options on futures contracts can serve as a limited short hedge, using a strategy similar to that used for writing call options on securities or indexes.
Similarly, writing put options on futures contracts can serve as a limited long hedge. Futures contracts and options on futures contracts can also be purchased and sold to attempt to enhance income or yield.

     In addition, futures contract strategies can be used to manage the average duration of a Fund's fixed-income portfolio. If WRIMCO wishes to shorten the average duration of a Fund's fixed-income portfolio, the Fund may sell a debt futures contract or a call option thereon, or purchase a put option on that futures contract. If WRIMCO wishes to lengthen the average duration of a Fund's fixed-income portfolio, the Fund may buy a debt futures contract or a call option thereon, or sell a put option thereon.

     No price is paid upon entering into a futures contract. Instead, at the inception of a futures contract the Fund is required to deposit initial margin in an amount generally equal to 10% or less of the contract value.
Margin must also be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to the Fund at the termination of the transaction if all contractual obligations have been satisfied.
Under certain circumstances, such as periods of high volatility, the Fund may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.

     Subsequent variation margin payments are made to and from the futures broker daily as the value of the futures position varies, a process known as marking-to-market. Variation margin does not involve borrowing, but rather represents a daily settlement of the Fund's obligations to or from a futures broker. When a Fund purchases an option on a futures contract, the premium paid plus transaction costs is all that is at risk. In contrast, when a Fund purchases or sells a futures contract or writes a call or put option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If the Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous.

     Purchasers and sellers of futures contracts and options on futures contracts can enter into offsetting closing transactions, similar to closing transactions on options, by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold. Positions in futures contracts and options on futures contracts may be closed only on an exchange or board of trade that provides a secondary market. However, there can be no assurance that a liquid secondary market will exist for a particular contract at a particular time. In such event, it may not be possible to close a futures contract or options position.

     Under certain circumstances, futures contracts exchanges may establish daily limits on the amount that the price of a futures contract or an option on a futures contract can vary from the previous day's settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

     If a Fund were unable to liquidate a futures contract or an option on a futures position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position.
In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the futures contract or option or to maintain cash or liquid assets in an account.

      Risks of Futures Contracts and Options Thereon. The ordinary spreads between prices in the cash and futures markets (including the options on futures market), due to differences in the natures of those markets, are subject to the following factors which may create distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions, which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions.
Due to the possibility of distortion, a correct forecast of general interest rate, currency exchange rate or stock market trends by WRIMCO may still not result in a successful transaction. WRIMCO may be incorrect in its expectations as to the extent of various interest rate, currency exchange rate or stock market movements or the time span within which the movements take place.

      Index Futures.The risk of imperfect correlation between movements in the price of an index futures contract and movements in the price of the securities that are the subject of the hedge increases as the composition of a Fund's portfolio diverges from the securities included in the applicable index. The price of the index futures contract may move more than or less than the price of the securities being hedged. If the price of the index futures contract moves less than the price of the securities that are the subject of the hedge, the hedge will not be fully effective but, if the price of the securities being hedged has moved in an unfavorable direction, the Fund would be in a better position than if it had not hedged at all. If the price of the securities being hedged has moved in a favorable direction, this advantage will be partially offset by the futures contract. If the price of the futures contract moves more than the price of the securities, the Fund will experience either a loss or a gain on the futures contract that will not be completely offset by movements in the price of the securities that are the subject of the hedge. To compensate for the imperfect correlation of movements in the price of the securities being hedged and movements in the price of the index futures contract, a
Fund may buy or sell index futures contracts in a greater dollar amount than the dollar amount of the securities being hedged if the historical volatility of the prices of the securities being hedged is more than the historical volatility of the prices of the securities included in the index. It is also possible that, where a Fund has sold index futures contracts to hedge against decline in the market, the market may advance and the value of the securities held in the portfolio may decline. If this occurred, the Fund would lose money on the futures contract and also experience a decline in value of its portfolio securities. However, while this could occur for a very brief period or to a very small degree, over time the value of a diversified portfolio of securities will tend to move in the same direction as the market indexes on which the futures contracts are based.

     Where index futures contracts are purchased to hedge against a possible increase in the price of securities before a Fund is able to invest in them in an orderly fashion, it is possible that the market may decline instead. If the Fund then concludes not to invest in them at that time because of concern as to possible further market decline or for other reasons, it will realize a loss on the futures contract that is not offset by a reduction in the price of the securities it had anticipated purchasing.

      Foreign Currency Hedging Strategies -- Special Considerations.Each
Fund (other than W&R Limited-Term Bond Fund, W&R Money Market Fund and W&R
Municipal Bond Fund) may use options and futures contracts on foreign currencies (including the euro), as described above, and forward foreign currency contracts (forward currency contracts), as described below, to attempt to hedge against movements in the values of the foreign currencies in which the Fund's securities are denominated or to attempt to enhance income or yield. Currency hedges can protect against price movements in a security that a Fund owns or intends to acquire that are attributable to changes in the value of the currency in which it is denominated. Such hedges do not, however, protect against price movements in the securities that are attributable to other causes.

     A Fund might seek to hedge against changes in the value of a particular currency when no Financial Instruments on that currency are available or such Financial Instruments are more expensive than certain other Financial Instruments. In such cases, the Fund may seek to hedge against price movements in that currency by entering into transactions using Financial Instruments on another currency or a basket of currencies, the values of which WRIMCO believes will have a high degree of positive correlation to the value of the currency being hedged. The risk that movements in the price of the Financial Instrument will not correlate perfectly with movements in the price of the currency subject to the hedging transaction is magnified when this strategy is used.

     The value of Financial Instruments on foreign currencies depends on the value of the underlying currency relative to the U.S. dollar. Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of such
Financial Instruments, a Fund could be disadvantaged by having to deal in the odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

     There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis.
Quotation information generally is representative of very large transactions in the interbank market and thus might not reflect odd-lot transactions where rates might be less favorable. The interbank market in foreign currencies is a global, round-the-clock market. To the extent the
U.S. options or futures markets are closed while the markets for the underlying currencies remain open, significant price and rate movements might take place in the underlying markets that cannot be reflected in the markets for the Financial Instruments until they reopen.

     Settlement of transactions involving foreign currencies might be required to take place within the country issuing the underlying currency.
Thus, a Fund might be required to accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign regulations regarding the maintenance of foreign banking arrangements by U.S. residents and might be required to pay any fees, taxes and charges associated with such delivery assessed in the issuing country.

      Forward Currency Contracts.Each Fund (other than W&R Limited-Term
Bond Fund, W&R Money Market Fund and W&R Municipal Bond Fund) may enter into forward currency contracts to purchase or sell foreign currencies for a fixed amount of U.S. dollars or another foreign currency. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days (term)
from the date of the forward currency contract agreed upon by the parties, at a price set at the time of the forward currency contract. These forward currency contracts are traded directly between currency traders (usually large commercial banks) and their customers.

     Such transactions may serve as long hedges; for example, a Fund may purchase a forward currency contract to lock in the U.S. dollar price of a security denominated in a foreign currency that the Fund intends to acquire. Forward currency contract transactions may also serve as short hedges; for example, a Fund may sell a forward currency contract to lock in the U.S. dollar equivalent of the proceeds from the anticipated sale of a security or a dividend or interest payment denominated in a foreign currency.

     A Fund may also use forward currency contracts to hedge against a decline in the value of existing investments denominated in foreign currency. For example, if the Fund owned securities denominated in euros, it could enter into a forward currency contract to sell euros in return for
U.S. dollars to hedge against possible declines in the euro's value. Such a hedge, sometimes referred to as a position hedge, would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. The Fund could also hedge the position by selling another currency expected to perform similarly to the euro. This type of hedge, sometimes referred to as a proxy hedge, could offer advantages in terms of cost, yield or efficiency, but generally would not hedge currency exposure as effectively as a simple hedge into U.S.
dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

     A Fund also may use forward currency contracts to attempt to enhance income or yield. The Fund could use forward currency contracts to increase its exposure to foreign currencies that WRIMCO believes might rise in value relative to the U.S. dollar, or shift its exposure to foreign currency fluctuations from one country to another. For example, if the Fund owned securities denominated in a foreign currency and WRIMCO believed that currency would decline relative to another currency, it might enter into a forward currency contract to sell an appropriate amount of the first foreign currency, with payment to be made in the second foreign currency.

     The cost to a Fund of engaging in forward currency contracts varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because forward currency contracts are usually entered into on a principal basis, no fees or commissions are involved. When the Fund enters into a forward currency contract, it relies on the counterparty to make or take delivery of the underlying currency at the maturity of the contract. Failure by the counterparty to do so would result in the loss of any expected benefit of the transaction.

     As is the case with futures contracts, purchasers and sellers of forward currency contracts can enter into offsetting closing transactions by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold. Secondary markets generally do not exist for forward currency contracts, with the result that closing transactions generally can be made for forward currency contracts only by negotiating directly with the counterparty. Thus, there can be no assurance that the
Fund will in fact be able to close out a forward currency contract at a favorable price prior to maturity. In addition, in the event of insolvency of the counterparty, the Fund might be unable to close out a forward currency contract at any time prior to maturity. In either event, the Fund would continue to be subject to market risk with respect to the position, and would continue to be required to maintain a position in securities denominated in the foreign currency or to maintain cash or liquid assets in an account.

     The precise matching of forward currency contract amounts and the value of the securities involved generally will not be possible because the value of such securities, measured in the foreign currency, will change after the forward currency contract has been established. Thus, a Fund might need to purchase or sell foreign currencies in the spot (cash) market to the extent such foreign currencies are not covered by forward currency contracts. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.

     Normally, consideration of the prospect for currency parities will be incorporated into the longer term investment decisions made with regard to overall diversification strategies. However, WRIMCO believes that it is important to have the flexibility to enter into such forward currency contracts when it determines that the best interests of the Fund will be served.

     Successful use of forward currency contracts depends on WRIMCO's skill in analyzing and predicting currency values. Forward currency contracts may substantially change a Fund's exposure to changes in currency exchange rates and could result in losses to the Fund if currencies do not perform as WRIMCO anticipates. There is no assurance that WRIMCO's use of forward currency contracts will be advantageous to a Fund or that WRIMCO will hedge at an appropriate time.

      Combined Positions.A Fund may purchase and write options in combination with each other, or in combination with futures contracts or forward contracts, to adjust the risk and return characteristics of its overall position. For example, the Fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

      Turnover.A Fund's options and futures contracts activities may affect its turnover rate and brokerage commission payments. The exercise of calls or puts written by a Fund, and the sale or purchase of futures contracts, may cause it to sell or purchase related investments, thus increasing its turnover rate. Once a Fund has received an exercise notice on an option it has written, it cannot effect a closing transaction in order to terminate its obligation under the option and must deliver or receive the underlying securities at the exercise price. The exercise of puts purchased by a Fund may also cause the sale of related investments, also increasing turnover; although such exercise is within the Fund's control, holding a protective put might cause it to sell the related investments for reasons that would not exist in the absence of the put. A
Fund will pay a brokerage commission each time it buys or sells a put or call or purchases or sells a futures contract. Such commissions may be higher than those that would apply to direct purchases or sales.

      Swaps, Caps, Floors and Collars. Each Fund may enter into swaps, caps, floors and collars to preserve a return or a spread on a particular investment or portion of its portfolio, to protect against any increase in the price of securities the Fund anticipates purchasing at a later date or to attempt to enhance yield. Swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive cash flows on a notional principal amount, e.g., an exchange of floating rate payments for fixed-rate payments. The purchase of a cap entitles the purchaser, to the extent that a specified index exceeds a predetermined value, to receive payments on a notional principal amount from the party selling the cap. The purchase of a floor entitles the purchaser, to the extent that a specified index falls below a predetermined value, to receive payments on a notional principal amount from the party selling the floor. A collar combines elements of buying a cap and selling a floor.

     Swap agreements, including caps, floors and collars, can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease the overall volatility of a Fund's investments and its share price and yield because these agreements may affect the Fund's exposure to long- or short-term interest rates (in the United States or abroad), foreign currency values, mortgage-
backed security values, corporate borrowing rates or other factors such as security prices or inflation rates.

     Swap agreements will tend to shift a Fund's investment exposure from one type of investment to another. For example, if the Fund agrees to exchange payments in U.S. dollars for payments in foreign currency, the swap agreement would tend to decrease the Fund's exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates.
Caps, floors and collars have an effect similar to buying or writing options.

     The creditworthiness of firms with which a Fund enters into swaps, caps, floors or collars will be monitored by WRIMCO. If a firm's creditworthiness declines, the value of the agreement would be likely to decline, potentially resulting in losses. If a default occurs by the other party to such transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction.

     The net amount of the excess, if any, of a Fund's obligations over its entitlements with respect to each swap will be accrued on a daily basis and an amount of cash or liquid assets having an aggregate NAV at least equal to the accrued excess will be maintained in an account with the Fund's custodian that satisfies the requirements of the 1940 Act. Each Fund will also establish and maintain such account with respect to its total obligations under any swaps that are not entered into on a net basis and with respect to any caps or floors that are written by the Fund. WRIMCO and the Funds believe that such obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to a Fund's borrowing restrictions. The position of the SEC is that assets involved in swap transactions are illiquid and are, therefore, subject to the limitations on investing in illiquid securities.

   Repurchase Agreements

     Each Fund may purchase securities subject to repurchase agreements.
The Fund will not enter into a repurchase transaction that will cause more than 10% or 15%, as applicable, of the Fund's net assets to be invested in illiquid investments, which include repurchase agreements not terminable within seven days. See, Illiquid Investments. A repurchase agreement is an instrument under which the Fund purchases a security and the seller
(normally a commercial bank or broker-dealer) agrees, at the time of purchase, that it will repurchase the security at a specified time and price. The amount by which the resale price is greater than the purchase price reflects an agreed-upon market interest rate effective for the period of the agreement. The return on the securities subject to the repurchase agreement may be more or less than the return on the repurchase agreement.

     The majority of the repurchase agreements in which a Fund will engage are overnight transactions, and the delivery pursuant to the resale typically will occur within one to five days of the purchase. The primary risk is that the Fund may suffer a loss if the seller fails to pay the agreed-upon amount on the delivery date and that amount is greater than the resale price of the underlying securities and other collateral held by the
Fund. In the event of bankruptcy or other default by the seller, there may be possible delays and expenses in liquidating the underlying securities or other collateral, decline in their value and loss of interest. The return on such collateral may be more or less than that from the repurchase agreement. The Fund's repurchase agreements will be structured so as to fully collateralize the loans. In other words, the value of the underlying securities, which will be held by the Fund's custodian bank or by a third party that qualifies as a custodian under Section 17(f) of the 1940 Act, is and, during the entire term of the agreement, will remain at least equal to the value of the loan, including the accrued interest earned thereon.
Repurchase agreements are entered into only with those entities approved by
WRIMCO.

   Restricted Securities

     Restricted securities are securities that are subject to legal or contractual restrictions on resale. However, restricted securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933, as amended, or in a registered public offering. Where registration is required, the
Fund may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to seek registration of the security.

     There are risks associated with investments in restricted securities in that there can be no assurance of a ready market for resale. Also, the contractual restrictions on resale might prevent the Fund from reselling the securities at a time when such sale would be desirable. Restricted securities that are traded in foreign markets are often subject to restrictions that prohibit resale to U.S. persons or entities or permit sales only to foreign broker-dealers who agree to limit their resale to such persons or entities. The buyer of such securities must enter into an agreement that, usually for a limited period of time, it will resell such securities subject to such restrictions. Restricted securities in which the
Fund seeks to invest need not be listed or admitted to trading on a foreign or domestic exchange and may be less liquid than listed securities. Certain restricted securities, e.g., Rule 144A securities, may be determined to be liquid in accordance with guidelines adopted by the Board of Directors. See
Illiquid Investments.

   U.S. Government Securities

     Securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities (U.S. Government securities) are high quality debt instruments issued or guaranteed as to principal or interest by the U.S.
Treasury or an agency or instrumentality of the U.S. Government. These securities include Treasury Bills (which mature within one year of the date they are issued), Treasury Notes (which have maturities of one to ten years) and Treasury Bonds (which generally have maturities of more than ten years). All such Treasury securities are backed by the full faith and credit of the United States.

     U.S. Government agencies and instrumentalities that issue or guarantee securities include, but are not limited to, the Federal Housing
Administration, Fannie Mae, Farmers Home Administration, Export-Import Bank
of the United States, Small Business Administration, Ginnie Mae, General
Services Administration, Central Bank for Cooperatives, Federal Home Loan
Banks, Freddie Mac, Farm Credit Banks, Maritime Administration, the
Tennessee Valley Authority, the Resolution Funding Corporation and the
Student Loan Marketing Association.

     Securities issued or guaranteed by U.S. Government agencies and instrumentalities are not always supported by the full faith and credit of the United States. Some, such as securities issued by the Federal Home Loan
Banks, are backed by the right of the agency or instrumentality to borrow from the Treasury. Other securities, such as securities issued by Fannie
Mae, are supported only by the credit of the instrumentality and by a pool of mortgage assets. If the securities are not backed by the full faith and credit of the United States, the owner of the securities must look principally to the agency issuing the obligation for repayment and may not be able to assert a claim against the United States in the event that the agency or instrumentality does not meet its commitment. A Fund will invest in securities of agencies and instrumentalities only if WRIMCO is satisfied that the credit risk involved is acceptable.

     U.S. Government securities may include mortgage-backed securities issued or guaranteed as to the payment of principal and interest by U.S.
Government agencies or instrumentalities including, but not limited to,
Ginnie Mae, Freddie Mac and Fannie Mae. These mortgage-backed securities include pass-through securities, participation certificates and collateralized mortgage obligations. See, Mortgage-Backed and Asset-Backed
Securities. Timely payment of principal and interest on Ginnie Mae pass-
throughs is guaranteed by the full faith and credit of the United States.
Freddie Mac and Fannie Mae are both instrumentalities of the U.S.
Government, but their obligations are not backed by the full faith and credit of the United States. It is possible that the availability and the marketability (i.e., liquidity) of the securities discussed in this section could be adversely affected by actions of the U.S. Government to tighten the availability of its credit.

   Variable or Floating Rate Instruments

     Variable or floating rate instruments (including notes purchased directly from issuers) bear variable or floating interest rates and may carry rights that permit holders to demand payment of the unpaid principal balance plus accrued interest from the issuers or certain financial intermediaries on dates prior to their stated maturities. Floating rate securities have interest rates that change whenever there is a change in a designated base rate while variable rate instruments provide for a specified periodic adjustment in the interest rate. These formulas are designed to result in a market value for the instrument that approximates its par value.

   Warrants and Rights

     Warrants are options to purchase equity securities at specified prices for a specific period of time. Their prices do not necessarily move parallel to the prices of the underlying securities. Rights are similar to warrants but normally have a short duration and are distributed directly by the issuer to its shareholders. Rights and warrants have no voting rights, receive no dividends, and have no rights with respect to the assets of the issuer. Warrants and rights are highly volatile and, therefore, more susceptible to sharp decline in value than the underlying security might
be. They are also generally less liquid than an investment in the underlying securities.

   When-Issued and Delayed-Delivery Transactions

     Each Fund may purchase securities in which it may invest on a when-
issued or delayed-delivery basis or sell them on a delayed-delivery basis.
In either case payment and delivery for the securities take place at a future date. The securities so purchased or sold are subject to market fluctuation; their value may be less or more when delivered than the purchase price paid or received. When purchasing securities on a when issued or delayed-delivery basis, the Fund assumes the rights and risks of ownership, including the risk of price and yield fluctuations. No interest accrues to the Fund until delivery and payment is completed. When the Fund makes a commitment to purchase securities on a when-issued or delayed-
delivery basis, it will record the transaction and thereafter reflect the value of securities in determining its NAV per share. When the Fund sells securities on a delayed-delivery basis, the Fund does not participate in further gains or losses with respect to the securities. When the Fund makes a commitment to sell securities on a delayed-delivery basis, it will record the transaction and thereafter value the securities at the sale price in determining the Fund's NAV per share. If the other party to a delayed-
delivery transaction fails to deliver or pay for the securities, the Fund could miss a favorable price or yield opportunity, or could suffer a loss.

     Ordinarily the Fund purchases securities on a when-issued or delayed-
delivery basis with the intention of actually taking delivery of the securities. However, before the securities are delivered to the Fund and before it has paid for them (the settlement date), the Fund could sell the securities if WRIMCO decides it is advisable to do so for investment reasons. The Fund will hold aside or segregate cash or other securities, other than those purchased on a when-issued or delayed-delivery basis, at least equal to the amount it will have to pay on the settlement date; these other securities may, however, be sold at or before the settlement date to pay the purchase price of the when-issued or delayed-delivery securities.

   Zero Coupon Securities

     Zero coupon securities are debt obligations that do not entitle the holder to any periodic payment of interest prior to maturity or do not specify a future date when the securities begin to pay current interest;
instead, they are sold at a deep discount from their face value and are redeemed at face value when they mature. Because zero coupon securities do not pay current income, their prices can be very volatile when interest rates change and generally are subject to greater price fluctuations in response to changing interest rates than prices of comparable debt obligations that make current distributions of interest in cash.

     A Fund may invest in zero coupon securities that are stripped U.S.
Treasury notes and bonds, zero coupon bonds of corporate or municipal issuers and other securities that are issued with original issue discount
(OID). The Federal tax law requires that a holder of a security with OID accrue a ratable portion of the OID on the security as income each year, even though the holder may receive no interest payment on the security during the year. Accordingly, although a Fund will receive no payments on its zero coupon securities prior to their maturity or disposition, it will have current income attributable to those securities and includable in the dividends it pays to its shareholders. The Fund will pay those dividends from its cash assets or by liquidation of portfolio securities, if necessary, at a time when it otherwise might not have done so. The Fund may realize capital gains or losses from those sales, which would increase or decrease its taxable income and/or net capital gains.

     A broker-dealer creates a derivative zero by separating the interest and principal components of a U.S. Treasury security and selling them as two individual securities. CATS (Certificates of Accrual on Treasury
Securities), TIGRs (Treasury Investment Growth Receipts), and TRs (Treasury
Receipts) are examples of derivative zeros.

     The Federal Reserve Bank creates STRIPS (Separate Trading of
Registered Interest and Principal of Securities) by separating the interest and principal components of an outstanding U.S. Treasury security and selling them as individual securities. Bonds issued by the Resolution
Funding Corporation (REFCORP) and the Financing Corporation (FICO) can also be separated in this fashion. Original issue zeros are zero coupon securities originally issued by the U.S. Government, a government agency, or a corporation in zero coupon form.

Investment Restrictions and Limitations

     Certain of the Funds' investment restrictions and other limitations are described in this SAI. The following are each Fund's fundamental investment restrictions set forth in their entirety, which, like each
Fund's goal(s), cannot be changed without shareholder approval for the affected Fund. For this purpose, shareholder approval means the approval, at a meeting of Fund shareholders, by the lesser of (1) the holders of 67%
or more of a Fund's shares represented at the meeting, if more than 50% of the Fund's outstanding shares are present in person or by proxy or (2) more than 50% of the Fund's outstanding shares. If a percentage restriction is adhered to at the time of an investment or transaction, later changes in the percentage resulting from a change in value of portfolio securities or amount of total assets will not be considered a violation of the restriction.

     (1)  Each Fund (other than W&R Asset Strategy Fund) may not buy real estate, any nonliquid interests in real estate investment trusts or interests in real estate limited partnerships; however, each of these Funds may buy obligations or instruments that it
          otherwise may buy even though the issuer invests in real estate or interests in real estate. W&R Asset Strategy Fund may not invest in real estate limited partnerships or purchase or sell real estate unless acquired as a result of ownership of
          securities (but this shall not prevent this Fund from purchasing and selling securities issued by companies or other entities or investment vehicles that deal in real estate or interests
          therein, nor shall this prevent this Fund from purchasing
          interests in pools of real estate mortgage loans);

     (2)  Each Fund (other than W&R Asset Strategy Fund) may not acquire shares of an investment company that issues redeemable
          securities. Each Fund (other than W&R Limited-Term Bond Fund, W&R
          Money Market Fund or W&R Municipal Bond Fund) may buy shares of an investment company that does not issue redeemable securities if the Fund does so in a regular transaction in the open market and in compliance with the requirements of the 1940 Act. Each of these Funds may purchase such securities if, as a result of such purchase, no more than 10% of its total assets are invested in such securities.

          As operating policies, W&R High Income Fund and W&R Science and
          Technology Fund do not intend to invest more than 5% of their respective total assets in such securities; W&R Asset Strategy
          Fund may purchase shares of another investment company subject to the restrictions and limitations of the 1940 Act;

          Notwithstanding the foregoing, each of the Funds (other than W&R
          Limited-Term Bond Fund, W&R Money Market Fund or W&R Municipal
          Bond Fund) may also acquire investment company shares as part of a merger, consolidation or other reorganization;

     (3)  No Fund may lend money or other assets, other than through certain limited types of loans; however, each Fund may buy debt securities and other obligations consistent with its goal(s) and its other investment policies and restrictions, may enter into repurchase agreements (see Repurchase Agreements) and, except W&R
          Municipal Bond Fund, may lend its portfolio securities to the extent allowed, and in accordance with the requirements, under the 1940 Act and as consistent with its goal(s) and its other investment policies and restrictions;

          The following interpretation applies to, but is not part of, this fundamental restriction:  the Fund's investments in master notes and similar instruments will not be considered to be the making of a loan.

     (4)  No Fund may invest for the purpose of exercising control or management of another issuer;

     (5)  No Fund may sell securities short (unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short) or purchase securities on margin, except that (1) this policy does not prevent a Fund from entering into short positions in foreign currency, futures contracts, options, forward contracts, swaps, caps, floors, collars and other
          financial instruments, (2) a Fund may obtain such short-term credits as are necessary for the clearance of transactions, and
          (3) a Fund may make margin payments in connection with futures contracts, options, forward contracts, swaps, caps, floors, collars and other financial instruments;

     (6)  No Fund may engage in the underwriting of securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed an underwriter under Federal securities laws;

     (7)  No Fund may invest in a security if, as a result, it would own more than 10% of the outstanding voting securities of an issuer, or if more than 5% of a Fund's total assets would be invested in securities of that issuer, provided that U.S. Government
          securities are not subject to this limitation and up to 25% of the total assets of each Fund may be invested without regard to these restrictions;

     (8)  No Fund (other than W&R Science and Technology Fund) may buy a security, except for U.S. Government securities, if, as a result,
          25% or more of the Fund's total assets would then be invested in securities of issuers having their principal business activities in the same industry, except for municipal bonds (other than
          PABs) for W&R Municipal Bond Fund and except for bank obligations and instruments for W&R Money Market Fund;

     (9)  W&R Money Market Fund and W&R Municipal Bond Fund may not
          purchase warrants;

    (10)  Each Fund (other than W&R Asset Strategy Fund) may not purchase or sell physical commodities; however, this policy does not prevent these Funds (other than W&R Money Market Fund, W&R
          Limited-Term Bond Fund or W&R Municipal Bond Fund) from
          purchasing and selling foreign currency, futures contracts, options, forward contracts, swaps, caps, floors, collars and other financial instruments. W&R Asset Strategy Fund may not purchase or sell physical commodities, except that this Fund may purchase and sell precious metals for temporary, defensive purposes; however, this policy shall not prevent this Fund from purchasing and selling foreign currency, futures contracts, options, forward contracts, swaps, caps, collars, floors and other financial instruments;

    (11)  No Fund may issue senior securities. Each Fund may, however, issue additional series and classes of shares in accordance with the Articles of Incorporation.

          Each Fund (other than W&R Asset Strategy Fund and W&R Mid Cap
          Growth Fund) may not borrow money, except that these Funds may borrow money (and pledge assets in connection therewith) from banks for temporary, extraordinary or emergency purposes but only up to 5% of their respective total assets (10% of the total assets of W&R Money Market Fund).

          W&R Asset Strategy Fund may borrow money only for emergency or extraordinary purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of the value of its total assets
          (less liabilities other than borrowings). Any borrowings that come to exceed 33 1/3% of the value of W&R Asset Strategy Fund's total assets by reason of a decline in net assets will be reduced within three days to the extent necessary to comply with the
          33 1/3% limitation. For purposes of this limitation, three days means three days, exclusive of Sundays and holidays.

          W&R Money Market Fund may not pledge, mortgage, or hypothecate assets as security for indebtedness except to secure permitted borrowings;

   (12)   Each Fund (except W&R Asset Strategy Fund) may not invest in interests in oil, gas or mineral leases or mineral development programs, including oil and gas limited partnerships;

   (13)   At least 80% of W&R Municipal Bond Fund's net assets will be invested during normal market conditions in municipal bonds; and

   (14)   No Fund may participate on a joint, or a joint and several basis, in any trading account in securities.

      The method of determining who is an issuer for purposes of the 5%
limitation in fundamental restriction (7) is non-fundamental. In particular, in applying this limitation:

     (a)  For municipal bonds created by a particular government but backed only by the assets and revenues of a subdivision of that
          government, such as an agency, instrumentality, authority or other subdivision, the Fund considers such subdivision to be the issuer;

     (b)  For PABs, the nongovernmental user of facilities financed by the user is considered a separate issuer; and

     (c)  W&R Municipal Bond Fund considers a guarantee of a municipal bond to be a separate security that would be given a value and
          included in the limitation if the value of all municipal bonds created by the guarantor and owned by the Fund exceeds 10% of the value of the Fund's total assets.

      The following investment restrictions are not fundamental and may be changed by the Board of Directors without shareholder approval:

     (1)  During normal market conditions, at least 80% of the net assets of W&R Small Cap Growth Fund will be invested in small-cap growth stocks; at least 80% of the net assets of W&R Large Cap Growth
          Fund will be invested in large-cap growth stocks; at least 80% of the net assets of W&R Mid Cap Growth Fund will be invested in mid-cap growth stocks; and at least 80% of W&R Tax-Managed Equity
          Fund's net assets will be invested in equity securities.

     (2)  During normal market conditions, at least 80% of W&R
          International Growth Fund's net assets will be invested in foreign securities and at least 65% of its total assets will be invested in at least three different countries outside the United
          States. W&R International Growth Fund may not purchase a foreign security if, as a result of such purchase, more than 75% of its total assets would be invested in issuers of any one foreign country.

     (3)  During normal market conditions, W&R Science and Technology Fund will invest at least 80% of its net assets in securities of science and technology companies.

     (4)  W&R High Income Fund will not purchase a common stock if, as a result, more than 20% of its total assets would be invested in common stocks. This 20% limit includes common stocks acquired on conversion of convertible securities, on exercise of warrants or call options or in any other voluntary manner. The Fund does not currently intend to invest more than 10% of its total assets in non-dividend-paying common stocks.

     (5)  W&R Municipal Bond Fund does not intend to invest more than 50%
          of its total assets in PABs. Up to 10% of W&R Municipal Bond
          Fund's total assets may be invested in debt securities other than municipal bonds. The Fund will have less than 25% of its total assets invested in securities of issuers located in any single state.

     (6)  At least 80% of W&R Limited-Term Bond Fund's net assets will be invested during normal market conditions in bonds.

     (7)  W&R Money Market Fund may not purchase the securities of any one issuer (other than U.S. Government securities) if, as a result of such purchase, more than 5% of its total assets would be invested in the securities of any one issuer, as determined in accordance with Rule 2a-7; provided however, the Fund may invest up to 25% of its total assets in first tier securities of a single issuer for a period of up to 3 business days after purchase. The Fund may rely on this exception only as to one issuer at a time. W&R Money Market
          Fund may not invest more than 5% of its total assets in securities rated in the second highest rating category by the requisite rating organization(s) or comparable unrated securities, with investments in such securities of any one issuer (except U.S. Government securities) limited to the greater of 1% of the Fund's total assets or $1,000,000, as determined in accordance with Rule 2a-7.

     (8)  Each Fund (other than W&R Asset Strategy Fund, W&R High Income
          Fund and W&R Money Market Fund) does not currently intend to invest in non-investment grade debt securities and unrated securities judged by WRIMCO to be of equivalent quality if, as a result, more than 5% of its total assets, respectively, would consist of such investments. W&R Asset Strategy Fund may not invest more than 35% of its total assets in non-investment grade debt securities. W&R High Income Fund may invest all of its assets in non-investment grade debt securities. W&R Limited-Term
          Bond Fund does not currently intend to invest more than 50% of its total assets in securities rated in the lowest tier of investment grade debt securities (those rated BBB by S&P or Baa by Moody's). At least 80% of W&R Municipal Bond Fund's net assets will consist of municipal bonds of investment grade. W&R Money
          Market Fund may not invest in non-investment grade debt
          securities.

     (9)  Subject to the diversification requirements of Rule 2a-7, W&R
          Money Market Fund may invest up to 10% of its total assets in
          Canadian Government obligations. W&R Money Market Fund may not invest more than 25% of its total assets in a combination of
          Canadian Government obligations and foreign bank obligations.

    (10)  W&R Asset Strategy Fund currently intends to limit its investments in foreign securities, under normal market
          conditions, to no more than 50% of its total assets. W&R High
          Income Fund may invest an unlimited amount of its total assets in foreign securities.

    (11)  Each of W&R Core Equity Fund and W&R Small Cap Growth Fund may
          invest up to 10% of its net assets, and W&R Science and
          Technology Fund may invest up to 20% of its net assets, in foreign securities. Each of W&R Large Cap Growth Fund, W&R Mid
          Cap Growth Fund and W&R Tax-Managed Equity Fund may invest up to
          25% of its total assets, respectively, in foreign securities. W&R
          Limited-Term Bond Fund and W&R Municipal Bond Fund may not invest in foreign securities.

    (12)  W&R Asset Strategy Fund, W&R Limited-Term Bond Fund and W&R
          Municipal Bond Fund do not currently intend to invest more than
          5% of their respective total assets in when-issued and delayed delivery transactions.

    (13   Each Fund may not purchase a security if, as a result, more than
          10% (15% for W&R Asset Strategy Fund, W&R Large Cap Growth Fund,
          W&R Mid Cap Growth Fund and W&R Tax-Managed Equity Fund) of its
          net assets would consist of illiquid investments.

    (14)   Each Fund (other than W&R Money Market Fund) is permitted to invest in options, futures contracts, asset-backed securities and other derivative instruments only if it is permitted to invest in the type of asset by which the return on, or value of, the derivative is measured.

    (15)  To the extent that a Fund enters into futures contracts, options on futures contracts or options on foreign currencies traded on a
          CFTC-regulated exchange, in each case other than for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish those positions
          (excluding the amount by which options are in-the-money at the time of purchase) will not exceed 5% of the liquidation value of that Fund's portfolio, after taking into account unrealized profits and unrealized losses on any contracts the Fund has entered into. (In general, a call option on a futures contract is in-the-money if the value of the underlying futures contract exceeds the strike, i.e., exercise, price of the call; a put option on a futures contract is in-the-money if the value of the underlying futures contract is exceeded by the strike price of the put.)  This policy does not limit to 5% the percentage of a
          Fund's total assets that are at risk in futures contracts, options on futures contracts and currency options.

    (16)  W&R Asset Strategy Fund may borrow money only from a bank. The
          Fund will not purchase any security while borrowings representing more than 5% of its total assets are outstanding.

    (17)  W&R Mid Cap Growth Fund may borrow only from banks and only to the extent that the value of its assets, less its liabilities other than borrowings, is equal to at least 300% of all
          borrowings including the proposed borrowing.

    (18)  W&R Asset Strategy Fund does not currently intend to invest in money market instruments rated below the highest rating category by S&P or Moody's, or if unrated, judged by WRIMCO to be of equivalent quality; provided, however, that the Fund may invest in a money market instrument rated below the highest rating category by S&P or Moody's if such instrument is subject to a letter of credit or similar unconditional credit enhancement that is rated A-1 by S&P or P-1 by Moody's, or if unrated, judged by
          WRIMCO to be of equivalent quality.

    (19)  W&R Asset Strategy Fund does not currently intend to lend assets other than securities to other parties, except by acquiring loans, loan participations, or other forms of direct debt
          instruments. (This limitation does not apply to purchases of debt securities and other obligations or to repurchase agreements.)

    (20)  W&R Asset Strategy Fund does not currently intend to invest in oil, gas, or other mineral exploration or development programs or leases.

    (21)  W&R Money Market Fund will not invest in any security whose interest rate or principal amount to be repaid, or timing of repayments, varies or floats with the value of a foreign
          currency, the rate of interest payable on foreign currency borrowings, or with any interest rate or currency other than U.S.
          dollars.

     An investment policy or limitation that states a maximum percentage of a Fund's assets that may be so invested or prescribes quality standards is typically applied immediately after, and based on, a Fund's acquisition of an asset. Accordingly, a subsequent change in the asset's value, net assets, or other circumstances will not be considered when determining whether the investment complies with a Fund's investment policies and limitations.

Portfolio Turnover

     A portfolio turnover rate is, in general, the percentage computed by taking the lesser of purchases or sales of portfolio securities for a year and dividing it by the monthly average of the market value of such securities during the year, excluding certain short-term securities. A
Fund's turnover rate may vary greatly from year to year as well as within a particular year and may be affected by cash requirements for the redemption of its shares.

     The portfolio turnover rates for the fiscal years ended March 31, 2002 and 2001 for each of the Funds were as follows:

                                       2002        2001

W&R Asset Strategy Fund               143.38%     214.77%
W&R Core Equity Fund                   22.36%      39.02%
W&R High Income Fund                   82.42%     114.89%
W&R International Growth Fund         133.83%     103.03%
W&R Large Cap Growth Fund              98.59%      75.42%
W&R Limited-Term Bond Fund             32.97%      16.10%
W&R Mid Cap Growth Fund                39.05%     110.18%
W&R Money Market Fund                      NA          NA
W&R Municipal Bond Fund                36.41%      34.78%
W&R Science and Technology Fund        90.92%     111.25%
W&R Small Cap Growth Fund              28.77%      47.85%
W&R Tax-Managed Equity Fund            95.60%      73.46%

     The portfolio turnover rate for the common stock portion of W&R Asset
Strategy Fund's portfolio for the fiscal year ended March 31, 2002 was
335.33%; the rate for the remainder of the portfolio was 81.00%.

     A high turnover rate will increase transaction costs and commission costs that will be borne by the Funds and could generate taxable income or loss.

                 INVESTMENT MANAGEMENT AND OTHER SERVICES

The Management Agreement

     W&R Funds has an Investment Management Agreement (the Management
Agreement) with WRIMCO. Under the Management Agreement, WRIMCO is employed to supervise the investments of the Funds and provide investment advice to the Funds. WRIMCO is a wholly owned subsidiary of Waddell & Reed, W&R
Fund's principal underwriter and distributor. Waddell & Reed is a wholly owned subsidiary of Waddell & Reed Financial Services, Inc., a holding company which is a wholly owned subsidiary of Waddell & Reed Financial,
Inc., a publicly held company. The address of these companies is 6300 Lamar
Avenue, P.O. Box 29217, Shawnee Mission, Kansas 66201-9217.

     The Management Agreement permits WRIMCO, or an affiliate of WRIMCO, to enter into a separate agreement for transfer agency services (the
Shareholder Servicing Agreement) and a separate agreement for accounting services (the Accounting Services Agreement) with W&R Funds. The Management
Agreement contains detailed provisions as to the matters to be considered by the Board of Directors prior to approving any Shareholder Servicing
Agreement or Accounting Services Agreement.

     WRIMCO and/or its predecessors have served as investment manager to each of the registered investment companies in the Waddell & Reed Advisors
Funds, W&R Funds, W&R Target Funds, Inc. and Waddell & Reed InvestEd
Portfolios, Inc. since each company's inception. Waddell & Reed serves as principal underwriter for W&R Funds, Waddell & Reed Advisors Funds and
Waddell & Reed InvestEd Portfolios, Inc., and acts as principal underwriter and distributor for variable life insurance and variable annuity policies for which W&R Target Funds, Inc. is the underlying investment vehicle.

     The Management Agreement was renewed by the Board of Directors at the meeting held August 22, 2001, and will continue in effect for the period from October 1, 2001, through September 30, 2002, unless sooner terminated.
The Management Agreement provides that it may be renewed year to year, provided that any such renewal has been specifically approved, at least annually, by (i) the Board of Directors, or by a vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the Fund, and (ii) the vote of a majority of the Directors who are not deemed to be
"interested persons" (as defined in the 1940 Act) of the Fund or WRIMCO
(the Disinterested Directors). The Management Agreement also provides that either party has the right to terminate it, without penalty, upon 60 days'
written notice to the other party, and that the Management Agreement automatically terminates in the event of its assignment (as defined in the
1940 Act).

     In connection with their consideration of the Management Agreement as to the Fund, the Disinterested Directors met separately with independent legal counsel. In determining whether to renew the Management Agreement as to the Fund, the Disinterested Directors, as well as the Board of
Directors, considered a number of factors, including: the nature and quality of investment management services to be provided to the Fund by
WRIMCO, including WRIMCO's investment management expertise and the personnel, resources and experience of WRIMCO; the cost to WRIMCO in providing its services under the Management Agreement and WRIMCO's profitability; whether the Fund and its shareholders will benefit from economies of scale; whether WRIMCO or any of its affiliates will receive ancillary benefits that should be taken into consideration in evaluating the investment management fee payable by the Funds; and the investment management fees paid by comparable investment companies.

Shareholder Services

     Under the Shareholder Servicing Agreement entered into between W&R
Funds and Waddell & Reed Services Company (the Agent), a subsidiary of
Waddell & Reed, the Agent performs shareholder servicing functions, including the maintenance of shareholder accounts, the issuance, transfer and redemption of shares, distribution of dividends and payment of redemptions, the furnishing of related information to W&R Funds and handling of shareholder inquiries. A new Shareholder Servicing Agreement, or amendments to the existing one, may be approved by the Board of
Directors without shareholder approval.

Accounting Services

     Under the Accounting Services Agreement entered into between W&R Funds and the Agent, the Agent provides W&R Funds with bookkeeping and accounting services and assistance, including maintenance of Fund records, pricing of
Fund shares, preparation of prospectuses for existing shareholders, preparation of proxy statements and certain shareholder reports. A new
Accounting Services Agreement, or amendments to an existing one, may be approved by the Board of Directors without shareholder approval.

Payments for Management, Accounting and Shareholder Services

     Under the Management Agreement, for WRIMCO's management services, W&R
Funds pays WRIMCO a fee as described in the Prospectuses. The management fees paid to WRIMCO during the fiscal years ended March 31, 2002, 2001 and
2000 for each of the Funds then in existence were as follows:

                               2002           2001              2000

W&R Asset Strategy Fund    $  399,103    $  401,818          $  289,366
W&R Core Equity Fund        2,893,713     3,869,543           3,827,376
W&R High Income Fund                0[1]          0[1]          136,556
W&R International Growth      950,632     1,544,356           1,274,648
Fund
W&R Large Cap Growth Fund     154,239[1]     69,709[1],[2]           NA
W&R Limited-Term Bond          57,632[1]          0[1]           30,177
Fund
W&R Mid Cap Growth Fund             0[1]          0[1],[2]           NA
W&R Money Market Fund               0[1]          0[1],[2]           NA
W&R Municipal Bond Fund       141,690       138,980             202,017
W&R Science an
Technology Fund             1,208,793     1,723,401           1,213,722
W&R Small Cap Growth Fund   4,399,320     5,539,787           5,008,973
W&R Tax-Managed Equity              0[1]          0[1],[2]           NA
Fund

[1]WRIMCO has voluntarily agreed to waive its investment management fee on any day that a Fund's net assets are less than $25 million, subject to
WRIMCO's right to change or modify this waiver. If WRIMCO had not waived any portion of its fee, the management fees to WRIMCO by W&R High Income
Fund, W&R Large Cap Growth Fund, W&R Limited-Term Bond Fund, W&R Mid Cap
Growth Fund, W&R Money Market Fund and W&R Tax-Managed Equity Fund for the
fiscal year ended March 31, 2002 would have been $123,648, $35,950,
$60,360, $165,432, $56,110 and $36,744, respectively. If WRIMCO had not waived any portion of its fee, the management fees paid to WRIMCO by W&R
High Income Fund, W&R Large Cap Growth Fund, W&R Limited-Term Bond Fund,
W&R Mid Cap Growth Fund, W&R Money Market Fund and W&R Tax-Managed Equity
Fund for the fiscal year ended March 31, 2001 would have been $126,954,
$113,179, $95,901, $78,270, $20,736 and $25,656, respectively. If WRIMCO had not waived any portion of its fee, the management fees paid to WRIMCO by W&R High Income Fund and W&R Limited-Term Bond Fund for the fiscal year ended March 31, 2000 would have been $161,459 and $116,160, respectively.
[2]For the period from 6/30/00, the date of the initial public offering, to
 3/31/01.

     For purposes of calculating the daily fee, W&R Funds does not include money owed to it by Waddell & Reed for shares which it has sold but not yet paid to W&R Funds. W&R Funds accrues and pays this fee daily.

     Under the Shareholder Servicing Agreement, effective December 1, 2001, with respect to Class A, Class B and Class C shares, each Fund paid the
Agent a monthly fee as follows:

     For W&R Asset Strategy Fund, an amount payable on the first day of each month of $1.5792 for each account of the Fund which was in existence during any portion of the immediately preceding month.

     For W&R High Income Fund, W&R Limited-Term Bond Fund and W&R Municipal
Bond Fund, an amount payable on the first day of each month of $1.6958 for each account of the Fund which was in existence during any portion of the immediately preceding month.

     For W&R International Growth Fund, W&R Large Cap Growth Fund, W&R Mid
Cap Growth Fund, W&R Science and Technology Fund, W&R Small Cap Growth
Fund, W&R Tax-Managed Equity Fund and W&R Core Equity Fund, an amount payable on the first day of each month of $1.5042 for each account of a
Fund which was in existence during any portion of the immediately preceding month.

     For W&R Money Market Fund, an amount payable on the first day of each month of $1.75 for each account of the Fund which was in existence during any portion of the immediately preceding month and, in addition, for Class
A shares, the Fund also pays the Agent a monthly fee of $0.75 for each shareholder check it processes.

     With respect to Class Y shares, each Fund pays the Agent an amount payable on the first day of each month equal to 1/12 of .15 of 1% of the average daily net assets of the Class for the preceding month.

     Prior to December 1, 2001, with respect to Class A, Class B and Class
C shares, each Fund paid the Agent a monthly fee as follows:

     For W&R Asset Strategy Fund, an amount payable on the first day of each month of $1.4125 for each account of the Fund which was in existence during any portion of the immediately preceding month.

     For W&R High Income Fund, W&R Limited-Term Bond Fund and W&R Municipal
Bond Fund, an amount payable on the first day of each month of $1.6125 for each account of the Fund which was in existence during any portion of the immediately preceding month.

     For W&R International Growth Fund, W&R Large Cap Growth Fund, W&R Mid
Cap Growth Fund, W&R Science and Technology Fund, W&R Small Cap Growth
Fund, W&R Tax-Managed Equity Fund and W&R Core Equity Fund, an amount payable on the first day of each month of $1.3375 for each account of a
Fund which was in existence during any portion of the immediately preceding month.

     For W&R Money Market Fund, an amount payable on the first day of each month of $1.75 for each account of the Fund which was in existence during any portion of the immediately preceding month and, in addition, for Class
A shares, the Fund also paid the Agent a monthly fee of $0.75 for each shareholder check it processed.

     Each Fund also pays certain out-of-pocket expenses of the Agent, including:  long distance telephone communications costs; microfilm and storage costs for certain documents; forms, printing and mailing costs;
charges of any sub-agent used by Agent in performing services under the
Shareholder Servicing Agreement; and costs of legal and special services not provided by Waddell & Reed, WRIMCO or the Agent.

     Under the Accounting Services Agreement, each Fund pays the Agent a monthly fee of one-twelfth of the annual fee shown in the following table.

                          Accounting Services Fee

           Average Net Asset Level           Annual Fee
          (all dollars in millions)       Rate for Each Fund
           -------------------------        ------------------

          From $    0 to $   10                $      0
          From $   10 to $   25                $ 11,000
          From $   25 to $   50                $ 22,000
          From $   50 to $  100                $ 33,000
          From $  100 to $  200                $ 44,000
          From $  200 to $  350                $ 55,000
          From $  350 to $  550                $ 66,000
          From $  550 to $  750                $ 77,000
          From $  750 to $1,000                $ 93,500
               $1,000 and Over                 $110,000

     Plus, for each class of shares in excess of one, a Fund pays the Agent a monthly per-class fee equal to 2.5% of the monthly base fee.

    Fees paid to the Agent during the fiscal years ended March 31, 2002,
2001 and 2000 for each of the Funds then in existence were as follows:

                                  2002         2001         2000

W&R Asset Strategy Fund        $35,475      $33,194      $20,833
W&R Core Equity Fund            70,950       73,510       64,167
W&R High Income Fund            11,825       11,065       18,333
W&R International Growth Fund   44,344       47,592       41,667
W&R Large Cap Growth Fund       20,694[1]    10,840           NA
W&R Limited-Term Bond Fund      16,752       11,065       10,000
W&R Mid Cap Growth Fund         11,825[1]     5,913           NA
WW&R Money Market Fund          11,550[1]     1,925           NA
W&R Municipal Bond Fund         23,650       22,129       20,000
W&R Science and
Technology Fund                 47,300       50,548       38,333
W&R Small Cap Growth Fund       74,892       76,467       66,667
W&R Tax-Managed Equity               0            0[1]        NA
Fund

[1]For the period from 6/30/00, the date of the initial public offering, to
 3/31/01.

     Since each Fund pays a management fee for investment supervision and an accounting services fee for accounting services as discussed above,
WRIMCO and the Agent, respectively, pay all of their own expenses, except as otherwise noted in the respective agreements, in providing these services, unless otherwise referenced in the applicable agreement. Amounts paid by a Fund under the Shareholder Servicing Agreement are described above. Waddell & Reed and its affiliates pay the Directors and officers of
W&R Funds who are affiliated with Waddell & Reed and its affiliates. The
Funds pay the fees and expenses of the other Directors.

     Each Fund pays all of its other expenses. These include, for each
Fund, the costs of materials sent to shareholders, audit and outside legal fees, taxes, brokerage commissions, interest, insurance premiums, custodian fees, fees payable by the Funds under Federal or other securities laws and to the Investment Company Institute and nonrecurring and extraordinary expenses, including litigation and indemnification relating to litigation.

Distribution Arrangement

     Waddell & Reed acts as principal underwriter and distributor of the
Funds' shares pursuant to an underwriting agreement (the Underwriting
Agreement). The Underwriting Agreement requires Waddell & Reed to use its best efforts to sell the shares of the Funds but is not exclusive, and permits and recognizes that Waddell & Reed also distributes shares of other investment companies and other securities. Shares are sold on a continuous basis. Waddell & Reed is not required to sell any particular number of shares, and sells shares only for purchase orders received. Under this agreement, Waddell & Reed pays the costs of sales literature, including the costs of shareholder reports used as sales literature.

     The aggregate dollar amounts of underwriting commissions for each Fund for Class A shares for the fiscal periods shown were as follows:

                                3-31-02    3-31-01

W&R Asset Strategy Fund        $ 49,220   $ 55,325
W&R Core Equity Fund             99,876     96,329
W&R High Income Fund             26,214     10,912
W&R International Growth Fund    43,432     90,757
W&R Large Cap Growth Fund        93,171    240,775
W&R Limited-Term Bond Fund       76,997      3,780
W&R Mid Cap Growth Fund          94,488    162,467
W&R Money Market Fund               ---        ---
W&R Municipal Bond Fund           9,628      4,133
W&R Science and Technology Fund  92,478    137,599
W&R Small Cap Growth Fund       151,481    127,764
W&R Tax-Managed Equity Fund      13,670     46,961

     The aggregate dollar amounts of underwriting commissions for the Funds for Class B shares for the fiscal periods shown were as follows:

                                3-31-02    3-31-01

W&R Asset Strategy Fund         $ 9,074       $693
W&R Core Equity Fund              6,559      3,712
W&R High Income Fund              2,063         46
W&R International Growth Fund     5,074         19
W&R Large Cap Growth Fund        13,047        425
W&R Limited-Term Bond Fund          878        ---
W&R Mid Cap Growth Fund           9,288        352
W&R Money Market Fund             3,530        ---
W&R Municipal Bond Fund               0        ---
W&R Science and Technology Fund   8,035      1,046
W&R Small Cap Growth Fund         9,820        629
W&R Tax-Managed Equity Fund       1,081        ---

     The aggregate dollar amounts of underwriting commissions for the Funds for Class C shares for the fiscal periods shown were as follows:

                                3-31-02     3-31-01     3-31-00

W&R Asset Strategy Fund          $2,201      $2,300        $196
W&R Core Equity Fund              9,889      16,363       2,493
W&R High Income Fund                585         235         241
W&R International Growth Fund     1,901      15,985         617
W&R Large Cap Growth Fund         1,293       1,334          NA
W&R Limited-Term Bond Fund          706         343          20
W&R Mid Cap Growth Fund           1,264       1,009          NA
W&R Money Market Fund             4,554       2,709          NA
W&R Municipal Bond Fund           1,013         562         392
W&R Science and Technology Fund   4,189      37,148       2,222
W&R Small Cap Growth Fund         8,311      27,077       2,608
W&R Tax-Managed Equity Fund         241         404          NA

     The amounts retained by Waddell & Reed for each Fund for the fiscal periods shown were as follows:

                                3-31-02     3-31-01

W&R Asset Strategy Fund         $   ---     $   ---
W&R Core Equity Fund                ---         ---
W&R High Income Fund              3,759         ---
W&R International Growth Fund       ---         ---
W&R Large Cap Growth Fund        29,821      31,259
W&R Limited-Term Bond Fund       15,907         ---
W&R Mid Cap Growth Fund          28,804      18,016
W&R Money Market Fund               ---       2,709
W&R Municipal Bond Fund             ---         ---
W&R Science and Technology Fund     ---         ---
W&R Small Cap Growth Fund           ---         ---
W&R Tax-Managed Equity Fund       4,963      11,478

     Under the Distribution and Service Plan (the Plan) for Class A shares adopted by W&R Funds pursuant to Rule 12b-1 under the 1940 Act, (Rule 12b-1)
each Fund (other than W&R Money Market Fund) may pay Waddell & Reed a fee not to exceed 0.25% of the Fund's average annual net assets attributable to Class A shares, paid daily, to compensate Waddell & Reed for its costs and expenses in connection with, either directly or through others, the distribution of the Class A shares and/or the provision of personal services to Class A shareholders and/or maintenance of Class A shareholder accounts.

     Under the Plans adopted for Class B shares and Class C shares respectively, each Fund may pay Waddell & Reed a service fee not to exceed
0.25% of the Fund's average annual net assets attributable to that class, paid daily, to compensate Waddell & Reed, Inc. for its services, either directly or through others, in connection with the provision of personal services to shareholders of that class and/or the maintenance of shareholder accounts of that class and a distribution fee not to exceed
0.75% of the Fund's average annual net assets attributable to that class, paid monthly, to compensate Waddell & Reed for its services, either directly or through others, in connection with the distribution of shares of that class. Under the Plan adopted for Class Y shares, each Fund pays
Waddell & Reed daily a distribution and/or service fee not to exceed, on an annual basis, 0.25% of the particular Fund's Class Y NAV.

     Waddell & Reed offers the Funds' shares through its financial advisors, registered representatives and sales managers  (the sales force)and through other broker-dealers, banks and other appropriate intermediaries. In distributing shares through its sales force, Waddell &
Reed will pay commissions and incentives to the sales force at or about the time of sale and will incur other expenses including costs for prospectuses, sales literature, advertisements, sales office maintenance, processing of orders and general overhead with respect to its efforts to distribute the Funds' shares. The Plans permit Waddell & Reed to receive compensation for the class-related distribution activities through the distribution fee, subject to the limit contained in the Plan. The Plans also contemplate that Waddell & Reed may be compensated for its activities in connection with:  compensating, training and supporting registered financial advisors, sales managers and/or other appropriate personnel in providing personal services to shareholders of each Fund and/or maintaining shareholder accounts; increasing services provided to shareholders of each
Fund by office personnel located at field sales offices; engaging in other activities useful in providing personal service to shareholders of each
Fund and/or maintenance of shareholder accounts; and its arrangements with broker-dealers who may regularly sell shares of the Funds, and other third parties, for providing shareholder services and/or maintaining shareholder accounts with respect to Fund shares. Each Plan and the Underwriting
Agreement contemplate that Waddell & Reed may be compensated for these class-related distribution efforts through the distribution fee.

     The sales force and other parties may be paid continuing compensation based on the value of the shares held by shareholders to whom the member of the sales force is assigned to provide personal services, and Waddell &
Reed or its subsidiary, Waddell & Reed Services Company, as well as other parties may also provide services to shareholders through telephonic means and written communications. Waddell & Reed may pay other broker-dealers a portion of the fees it receives under the respective Plans as well as other compensation in connection with the distribution of Fund shares.

     For the fiscal period ended March 31, 2002, W&R Funds paid (or accrued) the following amounts to Waddell & Reed as distribution fees and service fees under the Class A Plan for each of the Funds:

                           Distribution   Service
Fund                           Fees         Fees

W&R Asset Strategy Fund          $2,100      $6,047
W&R Core Equity Fund              3,700      11,575
W&R High Income Fund                600       2,003
W&R International Growth Fund     4,500      10,647
W&R Large Cap Growth Fund        11,500      33,801
W&R Limited-Term Bond Fund          500       5,875
W&R Mid Cap Growth Fund           7,800      25,226
W&R Municipal Bond Fund             700       3,297
W&R Science and
Technology Fund                   5,800      16,327
W&R Small Cap Growth Fund         4,300      29,089
W&R Tax-Managed Equity            1,600       8,446
Fund

     For the fiscal period ended March 31, 2002, W&R Funds paid (or accrued) the following amounts to Waddell & Reed as distribution fees and service fees under the Class B Plan for each of the Funds:

                           Distribution   Service
Fund                           Fees         Fees

W&R Asset Strategy Fund         $17,856      $5,952
W&R Core Equity Fund             41,556      13,851
W&R High Income Fund              6,655       2,218
W&R International Growth Fund    16,000       5,335
W&R Large Cap Growth Fund        17,794       5,931
W&R Limited-Term Bond Fund        6,160       2,053
W&R Mid Cap Growth Fund          14,404       4,801
W&R Money Market Fund             3,866       1,289
W&R Municipal Bond Fund             483         161
W&R Science and
Technology Fund                  29,045       9,679
W&R Small Cap Growth Fund        49,100      16,389
W&R Tax-Managed Equity            2,551         850
Fund

     For the fiscal year ended March 31, 2002, W&R Funds paid (or accrued)
the following amounts to Waddell & Reed as distribution fees and service fees under the Class C Plan for each of the Funds:

                           Distribution   Service
Fund                           Fees         Fees

W&R Asset Strategy Fund        $380,399    $127,034
W&R Core Equity Fund          2,995,815     997,969
W&R High Income Fund            132,859      44,596
W&R International Growth Fund   728,717     242,606
W&R Large Cap Growth Fund        47,866      15,955
W&R Limited-Term Bond Fund      138,509      47,425
W&R Mid Cap Growth Fund          30,711      10,236
W&R Money Market Fund            63,950      21,317
W&R Municipal Bond Fund         190,013      63,338
W&R Science and
Technology Fund                 956,436     318,568
W&R Small Cap Growth Fund     3,461,531   1,153,226
W&R Tax-Managed Equity            9,733       3,245
Fund

     For the fiscal year ended March 31, 2002, W&R Funds paid (or accrued)
the following amounts to Waddell & Reed as distribution fees and service fees under the Class Y Plan for each of the Funds:

                             Distribution
Fund                         and Service
                                 Fees

W&R Asset Strategy Fund          $1,511
W&R Core Equity Fund              6,781
W&R High Income Fund                 50
W&R International Growth Fund    17,032
W&R Large Cap Growth Fund         1,084
W&R Limited-Term Bond Fund        4,233
W&R Mid Cap Growth Fund             588
W&R Municipal Bond Fund               4
W&R Science and
Technology Fund                   5,461
W&R Small Cap Growth Fund        92,163
W&R Tax-Managed Equity               NA
Fund

     The only Directors or interested persons, as defined in the 1940 Act, of W&R Funds who have a direct or indirect financial interest in the operation of a Plan are the officers and Directors who are also officers of either Waddell & Reed or its affiliate(s) or who are shareholders of
Waddell & Reed Financial, Inc., the indirect parent company of Waddell &
Reed. Each Plan is anticipated to benefit the applicable Fund and its shareholders affected by the particular Plan through Waddell & Reed's activities not only to distribute the affected shares of W&R Funds but also to provide personal services to shareholders of the affected class and thereby promote the maintenance of their accounts with W&R Funds. Each Fund anticipates that shareholders of a particular class may benefit to the extent that Waddell & Reed's activities are successful in increasing the assets of that Fund class, through increased sales or reduced redemptions, or a combination of these, and reducing a shareholder's share of Fund and class expenses. Increased Fund assets may also provide greater resources with which to pursue the goal(s) of a Fund. Further, continuing sales of shares may also reduce the likelihood that it will be necessary to liquidate portfolio securities, in amounts or at times that may be disadvantageous to a Fund, to meet redemption demands. In addition, each
Fund anticipates that the revenues from the Plans will provide Waddell &
Reed with greater resources to make the financial commitments necessary to continue to improve the quality and level of services to each Fund and its affected shareholders.

     To the extent that Waddell & Reed incurs expenses for which compensation may be made under the Plans that relate to distribution and service activities also involving another fund in the Waddell & Reed
Advisors Funds or W&R Funds, Inc., Waddell & Reed typically determines the amount attributable to the Fund's expenses under the Plans on the basis of a combination of the respective classes' relative net assets and number of shareholder accounts.

    As noted above, the Funds are offered through Waddell & Reed and other broker-dealers.  Waddell & Reed may pay other broker-dealers a portion of the fees it receives under the respective Plans as well as other compensation in connection with the distribution of Fund shares, including the following: 1) for Class A shares purchased at NAV by clients of Legend Equities Corporation (Legend), Waddell & Reed (or its
affiliate) may pay Legend 1.00% of net assets invested; 2) for the purchase of Class B shares, Waddell & Reed (or its affiliate) may pay
Legend 4.00% of net assets invested; 3) for the purchase of Class C shares, Waddell & Reed (or its affiliate) may pay Legend 1.00% of net assets invested.

     Each Plan and the Underwriting Agreement were approved by the Board of
Directors, including the Directors who are not interested persons of W&R
Funds or of Waddell & Reed and who have no direct or indirect financial interest in the operations of the Plans or any agreement referred to in the
Plans (hereafter the Plan Directors).

     Among other things, the Plan for each class provides that (1) Waddell
& Reed will submit to the Directors at least quarterly, and the Directors will review, reports regarding all amounts expended under the Plan and the purposes for which such expenditures were made, (2) the Plan will continue in effect only so long as it is approved at least annually, and any material amendments thereto are approved by the Directors including the
Plan Directors acting in person at a meeting called for that purpose, (3)
payments under the Plan shall not be materially increased without the affirmative vote of the holders of a majority of the outstanding shares of that class of each affected Fund, and (4) while the Plan remains in effect,

the selection and nomination of the Directors who are Plan Directors shall be committed to the discretion of the Plan Directors.

Custodial and Auditing Services

     The custodian for each Fund is UMB Bank, n.a., 928 Grand Boulevard,
Kansas City, Missouri. In general, the custodian is responsible for holding each Fund's cash and securities. Deloitte & Touche LLP, 1010 Grand
Boulevard, Kansas City, Missouri, the Funds' independent auditors, audits the Funds' financial statements.

                 PURCHASE, REDEMPTION AND PRICING OF SHARES

Determination of Offering Price

     The NAV of each class of the shares of a Fund is the value of the assets of that class, less the class's liabilities, divided by the total number of outstanding shares of that class.

     Class A shares of the Funds are sold at their next determined NAV plus the sales charge described in the Prospectuses. The sales charge is paid to
Waddell & Reed. The price makeup as of March 31, 2002, which is the date of the most recent balance sheet included in the Funds' Annual Report to
Shareholders, which is incorporated into this SAI by reference, was as follows:

      W&R Asset Strategy Fund

     NAV per Class A share (Class A
       net assets divided by Class A shares
       outstanding) ..............................  $11.33
     Add:  selling commission (5.75% of offering
       price) ....................................    0.69
                                                    ------
     Maximum offering price per Class A share
       (Class A NAV divided by 94.25%) ...........  $12.02
                                                    ======

      W&R Core Equity Fund

     NAV per Class A share (Class A
       net assets divided by Class A shares
       outstanding) ..............................   $8.89
     Add:  selling commission (5.75% of offering
       price) ....................................    0.54
                                                    ------
     Maximum offering price per Class A share
       (Class A NAV divided by 94.25%) ...........   $9.43
                                                    ======

      W&R High Income Fund

     NAV per Class A share (Class A
       net assets divided by Class A shares
       outstanding) ..............................   $8.48
     Add:  selling commission (5.75% of offering
       price) ....................................    0.52
                                                     -----
     Maximum offering price per Class A share
       (Class A NAV divided by 94.25%) ...........   $9.00
                                                     =====

      W&R International Growth Fund

     NAV per Class A share (Class A
       net assets divided by Class A shares
       outstanding) ..............................  $ 9.82
     Add:  selling commission (5.75% of offering
       price) ....................................    0.60
                                                    ------
     Maximum offering price per Class A share
       (Class A NAV divided by 94.25%) ...........  $10.42
                                                    ======

      W&R Large Cap Growth Fund

     NAV per Class A share (Class A
       net assets divided by Class A shares
       outstanding) ..............................   $9.21
     Add:  selling commission (5.75% of offering
       price) ....................................    0.56
                                                    ------
     Maximum offering price per Class A share
       (Class A NAV divided by 94.25%) ...........   $9.77
                                                    ======

      W&R Limited-Term Bond Fund

     NAV per Class A share (Class A
       net assets divided by Class A shares
       outstanding) ..............................  $10.20
     Add:  selling commission (4.25% of offering
       price) ....................................    0.45
                                                    ------
     Maximum offering price per Class A share
       (Class A NAV divided by 95.75%) ...........  $10.65
                                                    ======

      W&R Mid Cap Growth Fund

     NAV per Class A share (Class A
       net assets divided by Class A shares
       outstanding) ..............................   $8.91
     Add:  selling commission (5.75% of offering
       price) ....................................    0.54
                                                     -----
     Maximum offering price per Class A share
       (Class A NAV divided by 94.25%) ...........   $9.45
                                                     =====

      W&R Municipal Bond Fund

     NAV per Class A share (Class A
       net assets divided by Class A shares
       outstanding) ..............................  $10.61
     Add:  selling commission (4.25% of offering
       price) ....................................    0.47
                                                    ------
     Maximum offering price per Class A share
       (Class A NAV divided by 95.75%) ...........  $11.08
                                                    ======

      W&R Science and Technology Fund

     NAV per Class A share (Class A
       net assets divided by Class A shares
       outstanding) ..............................  $18.19
     Add:  selling commission (5.75% of offering
       price) ....................................    1.11
                                                    ------
     Maximum offering price per Class A share
       (Class A NAV divided by 94.25%) ...........  $19.30
                                                    ======

      W&R Small Cap Growth Fund

     NAV per Class A share (Class A
       net assets divided by Class A shares
       outstanding) ..............................  $10.59
     Add:  selling commission (5.75% of offering
       price) ....................................    0.65
                                                    ------
     Maximum offering price per Class A share
       (Class A NAV divided by 94.25%) ...........  $11.24
                                                    ======

      W&R Tax-Managed Equity Fund

     NAV per Class A share (Class A
       net assets divided by Class A shares
       outstanding) ..............................   $6.43
     Add:  selling commission (5.75% of offering
       price) ....................................    0.39
                                                     -----
     Maximum offering price per Class A share
       (Class A NAV divided by 94.25%) ...........   $6.82
                                                     =====

     The offering price of a Class A share is its NAV next calculated following acceptance of a purchase request, in good order, plus the sales charge, as applicable. The offering price of a Class B share, Class C share, Class Y share or certain Class A shares is the applicable Class NAV next calculated following acceptance of a purchase request, in good order.
The number of shares you receive for your purchase depends on the next offering price after Waddell & Reed or an authorized third party properly receives and accepts your order. You will be sent a confirmation after your purchase (except for automatic transactions) which will indicate how many shares you have purchased.

     Waddell & Reed need not accept any purchase order, and it or the Funds may determine to discontinue offering Fund shares for purchase.

     The NAV and offering price per share are computed once on each day that the NYSE is open for trading as of the later of the close of the regular session of the NYSE or the close of the regular session of any other securities or commodities exchange on which an option or futures contract held by a Fund is traded. The NYSE annually announces the days on which it will not be open for trading. The most recent announcement indicates that the NYSE will not be open on the following days:  New Year's
Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial
Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.
However, it is possible that the NYSE may close on other days. The NAV will likely change every business day, since typically the value of the assets and the number of shares outstanding change every business day. W&R Money
Market Fund is designed so that the value of each share of each class of the Fund (the NAV per share) will remain fixed at $1.00 per share except under extraordinary circumstances.

     The securities in the portfolio of each Fund, except as otherwise noted, that are listed or traded on a stock exchange, are valued on the basis of the last sale on that day or, lacking any sales, at a price that is the mean between the closing bid and asked prices. Other securities that are traded over-the-counter are priced using the Nasdaq Stock Market, which provides information on bid and asked prices quoted by major dealers in such stocks. Bonds, other than convertible bonds, are valued using a third-
party pricing system. Convertible bonds are valued using this pricing system only on days when there is no sale reported. Short-term debt securities are valued at amortized cost, which approximates market value.
When market quotations are not readily available, securities and other assets are valued at fair value as determined in good faith under procedures established by, and under the general supervision and responsibility of, the Board of Directors.

     Options and futures contracts purchased and held by a Fund are valued at the last sales price thereof on the securities or commodities exchanges on which they are traded, or, if there are no transactions, at the mean between bid and asked prices. Ordinarily, the close of the regular session for options trading on national securities exchanges is 4:10 p.m. Eastern time and the close for the regular session for commodities exchanges is
4:15 p.m. Eastern time. Futures contracts will be valued with reference to established futures exchanges. The value of a futures contract purchased by a Fund will be either the closing price of that contract or the bid price.
Conversely, the value of a futures contract sold by a Fund will be either the closing purchase price or the asked price.

     When a Fund writes a put or call, an amount equal to the premium received is included in the Statement of Assets and Liabilities as an asset, and an equivalent deferred credit is included in the liability section. The deferred credit is marked-to-market (that is, treated as sold for its fair market value) to reflect the current market value of the put or call. If a call a Fund wrote is exercised, the proceeds received on the sale of the related investment are increased by the amount of the premium the Fund received. If a Fund exercised a call it purchased, the amount paid to purchase the related investment is increased by the amount of the premium paid. If a put written by a Fund is exercised, the amount that the
Fund pays to purchase the related investment is decreased by the amount of the premium it received. If a Fund exercises a put it purchased, the amount the Fund receives from the sale of the related investment is reduced by the amount of the premium it paid. If a put or call written by a Fund expires, it has a gain in the amount of the premium; if a Fund enters into a closing purchase transaction, it will have a gain or loss depending on whether the premium was more or less than the cost of the closing transaction.

     Foreign currency exchange rates are generally determined prior to the close of trading of the regular session of the NYSE. Occasionally events affecting the value of foreign investments and such exchange rates occur between the time at which they are determined and the close of the regular session of trading on the NYSE, which events will not be reflected in a computation of a Fund's NAV on that day. If events materially affecting the value of such investments or currency exchange rates occur during such time period, the investments will be valued at their fair value as determined in good faith by or under the direction of the Board of Directors. The foreign currency exchange transactions of a Fund conducted on a spot (i.e., cash)
basis are valued at the spot rate for purchasing or selling currency prevailing on the foreign exchange market. This rate under normal market conditions differs from the prevailing exchange rate in an amount generally less than one-tenth of one percent due to the costs of converting from one currency to another.

     W&R Money Market Fund operates under Rule 2a-7 which permits it to value its portfolio on the basis of amortized cost. The amortized cost method of valuation is accomplished by valuing a security at its cost and thereafter assuming a constant amortization rate to maturity of any discount or premium, and does not reflect the impact of fluctuating interest rates on the market value of the security. This method does not take into account unrealized gains or losses.

     While the amortized cost method provides some degree of certainty in valuation, there may be periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the instrument. During periods of declining interest rates, the daily yield on the Fund's shares may tend to be higher than a like computation made by a fund with identical investments utilizing a method of valuation based upon market prices and estimates of market prices for all of its portfolio instruments and changing its dividends based on these changing prices. Thus, if the use of amortized cost by the Fund resulted in a lower aggregate portfolio value on a particular day, a prospective investor in the Fund's shares would be able to obtain a somewhat higher yield than would result from investment in such a fund, and existing investors in the Fund's shares would receive less investment income. The converse would apply in a period of rising interest rates.

     Under Rule 2a-7, the Board of Directors must establish procedures designed to stabilize, to the extent reasonably possible, the Fund's price per share as computed for the purpose of sales and redemptions at $1.00.
Such procedures must include review of the Fund's portfolio holdings by the
Board at such intervals as it may deem appropriate and at such intervals as are reasonable in light of current market conditions to determine whether the Fund's NAV calculated by using available market quotations deviates from the per share value based on amortized cost.

     For the purpose of determining whether there is any deviation between the value of the Fund's portfolio based on amortized cost and that determined on the basis of available market quotations, if there are readily available market quotations, investments are valued at the mean between the bid and asked prices. If such market quotations are not available, the investments will be valued at their fair value as determined in good faith under procedures established by and under the general supervision and responsibility of the Board of Directors, including being valued at prices based on market quotations for investments of similar type, yield and duration.

     Under Rule 2a-7, if the extent of any deviation between the NAV per share based upon available market quotations and the NAV per share based on amortized cost exceeds one-half of 1%, the Board must promptly consider what action, if any, will be initiated. When the Board believes that the extent of any deviation may result in material dilution or other unfair results to investors or existing shareholders, it is required to take such action as it deems appropriate to eliminate or reduce to the extent reasonably practicable such dilution or unfair results. Such actions could include the sale of portfolio securities prior to maturity to realize capital gains or losses or to shorten average portfolio maturity, withholding dividends or payment of distributions from capital gains, redemptions of shares in kind, or establishing a NAV per share using available market quotations.

     The procedures which the Board of Directors has adopted include changes in the dividends payable by the Fund under specified conditions, as further described under Taxes and Payments to Shareholders. The purpose of this portion of the procedures is to provide for the automatic taking of one of the actions which the Board of Directors might take should it otherwise be required to consider taking appropriate action.

Minimum Initial and Subsequent Investments

     For Class A, Class B and Class C shares, initial investments must be at least $500 (per Fund) with the exceptions described in this paragraph. A
$100 minimum initial investment pertains to exchanges of shares from one
Fund to another Fund. A $50 minimum initial investment pertains to purchases for certain retirement plan accounts and to accounts for which an investor has arranged, at the time of initial investment, to make subsequent purchases for the account by having regular monthly withdrawals of $25 or more made from a bank account. A minimum initial investment of
$25 is applicable to purchases made through payroll deduction or certain retirement plan accounts for or by employees of WRIMCO, Waddell & Reed, and their affiliates. Except with respect to certain exchanges and automatic withdrawals from a bank account, a shareholder may make subsequent investments of any amount.

     For Class Y shares, investments by government entities or authorities or by corporations must total at least $10 million within the first twelve months after initial investment. There is no initial investment minimum for other Class Y investors.

Reduced Sales Charges (Applicable to Class A Shares only)

   Account Grouping

     Large purchases of Class A shares are subject to lower sales charges.
The schedule of sales charges appears in the Prospectuses. For the purpose of taking advantage of the lower sales charges available for large purchases, a purchase in any of categories 1 through 7 listed below made by an individual or deemed to be made by an individual may be grouped with purchases in any other of these categories:

1.   Purchases by an individual for his or her own account (includes purchases under the W&R Funds Revocable Trust Form);

2.   Purchases by that individual's spouse purchasing for his or her own account (includes W&R Funds Revocable Trust Form of spouse);

3.   Purchases by that individual or his or her spouse in their joint account;

4.   Purchases by that individual or his or her spouse for the account of their child under age 21;

5.   Purchase by any custodian for the child of that individual or spouse in a Uniform Transfers to Minors Act (UTMA) or Uniform Gifts to Minors
     Act (UGMA) account;

6.   Purchases by that individual or his or her spouse for his or her individual retirement account (IRA), or salary reduction plan account under Section 457 of the Internal Revenue Code of 1986, as amended
     (the Code), provided that such purchases are subject to a sales charge
     (see Net Asset Value Purchases), tax-sheltered annuity account (TSA)
     or Keogh Plan account, provided that the individual and spouse are the only participants in the Keogh Plan; and

7.   Purchases by a trustee under a trust where that individual or his or her spouse is the settlor (the person who establishes the trust).

     For the foregoing categories, an individual's domestic partner is treated as his or her spouse.

     Examples:

     A.   Grandmother opens a UGMA account for grandson A; Grandmother has an account in her own name; A's father has an account in his own name; the UGMA account may be grouped with A's father's account but may not be grouped with Grandmother's account;

     B.   H establishes a trust naming his children as beneficiaries and appointing himself and his bank as co-trustees; a purchase made in the trust account is eligible for grouping with an IRA account of W, H's wife;

     C.   H's will provides for the establishment of a trust for the benefit of his minor children upon H's death; his bank is named as trustee; upon H's death, an account is established in the name of the bank, as trustee; a purchase in the account may be grouped with an account held by H's wife in her own name.

     D.   X establishes a trust naming herself as trustee and R, her son, as successor trustee and R and S as beneficiaries; upon X's death, the account is transferred to R as trustee; a purchase in the account may not be grouped with R's individual account. If
          X's spouse, Y, was successor trustee, this purchase could be grouped with Y's individual account.

     All purchases of Class A shares made for a participant in a multi-
participant Keogh plan may be grouped only with other purchases made under the same plan; a multi-participant Keogh plan is defined as a plan in which there is more than one participant where one or more of the participants is other than the spouse of the owner/employer.

Example A:  H has established a Keogh plan; he and his wife W are the only participants in the plan; they may group their purchases made under the plan with any purchases in categories 1 through 7 above.

Example B:  H has established a Keogh Plan; his wife, W, is a participant and they have hired one or more employees who also become
            participants in the plan; H and W may not combine any purchases made under the plan with any purchases in categories 1 through
            7 above; however, all purchases made under the plan for H, W or any other employee will be combined.

     All purchases of Class A shares made under a qualified employee benefit plan of an incorporated business will be grouped. A qualified employee benefit plan is established pursuant to Section 401 of the Code.
All qualified employee benefit plans of any one employer or affiliated employers will also be grouped. An affiliate is defined as an employer that directly, or indirectly, controls or is controlled by or is under control with another employer. All qualified employee benefit plans of an employer who is a franchisor and those of its franchisee(s) may also be grouped.

Example:  Corporation X sets up a defined benefit plan; its subsidiary,
          Corporation Y, sets up a 401(k) plan; all contributions made under both plans will be grouped.

     All purchases of Class A shares made under a simplified employee pension plan (SEP), payroll deduction plan or similar arrangement adopted by an employer or affiliated employers (as defined above) may be grouped provided that the employer elects to have all such purchases grouped at the time the plan is set up. If the employer does not make such an election, the purchases made by individual employees under the plan may be grouped with the other accounts of the individual employees described above in
Account Grouping.

     Account grouping as described above is available under the following circumstances.

   One-time Purchases

     A one-time purchase of Class A shares in accounts eligible for grouping may be combined for purposes of determining the availability of a reduced sales charge. In order for an eligible purchase to be grouped, the investor must advise Waddell & Reed at the time the purchase is made that it is eligible for grouping and identify the accounts with which it may be grouped.

Example:  H and W open an account in the Fund and invest $75,000; at the same time, H's parents open up three UGMA accounts for H and W's three minor children and invest $10,000 in each child's name; the combined purchase of $105,000 of Class A shares is subject to a reduced sales load of 4.75% provided that Waddell & Reed is advised that the purchases are entitled to grouping.

   Rights of Accumulation

     If Class A shares are held in any account and an additional purchase of Class A shares is made in that account or in any account eligible for grouping with that account, the additional purchase is combined with the
NAV of the existing account(s) as of the date the new purchase is accepted by Waddell & Reed for the purpose of determining the availability of a reduced sales charge.

Example:  H is a current Class A shareholder who invested in one of the
          Funds three years ago. His account has a NAV of $80,000. His wife, W, now wishes to invest $20,000 in Class A shares of that
          (or another) Fund. W's purchase will be combined with H's
          existing account and will be entitled to a reduced sales charge of 4.75%. H's original purchase was subject to a full sales charge and the reduced charge does not apply retroactively to that purchase.

     In order to be entitled to Rights of Accumulation, the purchaser must inform Waddell & Reed that the purchaser is entitled to a reduced charge and provide Waddell & Reed with the name and number of the existing account(s) with which the purchase may be combined.

   Letter of Intent

     The benefit of a reduced sales charge for larger purchases of Class A shares is also available under a Letter of Intent (LOI). By signing an LOI form, which is available from Waddell & Reed, the purchaser indicates an intention to invest in Class A shares, over a 13-month period, a dollar amount which is sufficient to qualify for a reduced sales charge. The 13-
month period begins on the date the first purchase made under the LOI is accepted by Waddell & Reed. Each purchase made from time to time under the
LOI is treated as if the purchaser were buying at one time the total amount which he or she intends to invest. The sales charge applicable to all purchases of Class A shares made under the terms of the LOI will be the sales charge in effect on the beginning date of the 13-month period.

     In determining the amount which the purchaser must invest in order to qualify for a reduced sales charge under an LOI, the investor's Rights of
Accumulation (see above) will be taken into account; that is, Class A shares already held in the same account in which the purchase is being made or in any account eligible for grouping with that account, as described above, will be included.

Example:  H signs an LOI indicating his intent to invest in his own name a dollar amount sufficient to entitle him to purchase Class A shares at the sales charge applicable to a purchase of $100,000.
          H has an IRA account and the Class A shares held under the IRA in a Fund have a NAV as of the date the LOI is accepted by Waddell &
          Reed of $15,000; H's wife, W, has an account in her own name invested in another Fund which charges the same sales load as the
          Fund, with a NAV as of the date of acceptance of the LOI of
          $10,000; H needs to invest $75,000 in Class A shares over the 13-
          month period in order to qualify for the reduced sales load applicable to a purchase of $100,000.

     A copy of the LOI signed by a purchaser will be returned to the purchaser after it is accepted by Waddell & Reed and will set forth the dollar amount of Class A shares which must be purchased within the 13-month period in order to qualify for the reduced sales charge.

     The minimum initial investment under an LOI is 5% of the dollar amount which must be invested under the LOI. An amount equal to 5% of the purchase required under the LOI will be held in escrow. If a purchaser does not, during the period covered by the LOI, invest the amount required to qualify for the reduced sales charge under the terms of the LOI, he or she will be responsible for payment of the sales charge applicable to the amount actually invested. The additional sales charge owed on purchases of Class A shares made under an LOI which is not completed will be collected by redeeming part of the shares purchased under the LOI and held in escrow unless the purchaser makes payment of this amount to Waddell & Reed within
20 days of Waddell & Reed's request for payment.

     If the actual amount invested is higher than the amount an investor intends to invest, and is large enough to qualify for a sales charge lower than that available under the LOI, the lower sales charge will apply.

     An LOI does not bind the purchaser to buy, or Waddell & Reed to sell, the shares covered by the LOI.

     With respect to LOIs for $2,000,000 or purchases otherwise qualifying for no sales charge under the terms of the LOI, the initial investment must be at least $200,000.

     The value of any shares redeemed during the 13-month period which were acquired under the LOI will be deducted in computing the aggregate purchases under the LOI.

     LOIs are not available for purchases made under an SEP where the employer has elected to have all purchases under the SEP grouped.

   Other Funds in the Waddell & Reed Advisors Funds, W&R Funds and Waddell
  & Reed InvestEd Portfolios, Inc.

     Reduced sales charges for larger purchases of Class A shares apply to purchases of any of the Class A shares of any of the funds in the Waddell &
Reed Advisors Funds, W&R Funds and Waddell & Reed InvestEd Portfolios, Inc.
subject to a sales charge (for clients of Waddell & Reed and Legend
Equities Corporation (Legend)). A purchase of Class A shares, or Class A shares held, in any of the funds in the Waddell & Reed Advisors Funds, W&R
Funds and/or Waddell & Reed InvestEd Portfolios, Inc. subject to a sales charge will be treated as an investment in the Fund in determining the applicable sales charge. For these purposes, Class A shares of Waddell &
Reed Advisors Cash Management, Inc. or W&R Funds, Inc. Money Market Fund
that were acquired by exchange of another Waddell & Reed Advisors Fund, W&R
Funds or Waddell & Reed InvestEd Portfolios, Inc. Class A shares on which a sales charge was paid, plus the shares paid as dividends on those acquired shares, are also taken into account.

Net Asset Value Purchases of Class A Shares

     Class A shares of a Fund may be purchased at NAV by the Directors and officers of the Fund or of any affiliated entity of Waddell & Reed, employees of Waddell & Reed or of any of its affiliates, financial advisors of Waddell & Reed and its affiliates and the spouse, children, parents, children's spouses and spouse's parents of each such Director, officer, employee and financial advisor. Child includes stepchild; parent includes stepparent. Purchases of Class A shares in an IRA sponsored by Waddell &
Reed established for any of these eligible purchasers may also be at NAV.
Purchases of Class A shares in any tax-qualified retirement plan under which the eligible purchaser is the sole participant may also be made at
NAV. Trusts under which the grantor and the trustee or a co-trustee are each an eligible purchaser are also eligible for NAV purchases of Class A shares. Employees include retired employees. A retired employee is an individual separated from service from Waddell & Reed, or from an affiliated company with a vested interest in any Employee Benefit plan sponsored by Waddell & Reed or any of its affiliated companies. Financial advisors include retired financial advisors. A retired financial advisor is any financial advisor who was, at the time of separation from service from
Waddell & Reed, a Senior Financial Advisor. A custodian under UGMA or UTMA purchasing for the child or grandchild of any employee or financial advisor may purchase Class A shares at NAV whether or not the custodian himself is an eligible purchaser.

     Until December 31, 2002, Class A shares may be purchased at NAV by persons who are clients of Legend if the purchase is made with the proceeds of the redemption of shares of a mutual fund which is not within the
Waddell & Reed Advisors Funds or W&R Funds, Inc. and the purchase is made within 60 days of such redemption.

     Shares may be issued at NAV in a merger, acquisition or exchange offer made pursuant to a plan of reorganization to which the Fund is a party.

     Purchases of Class A shares by Friends of the Firm which include certain persons who have an existing relationship with Waddell & Reed or any of its affiliates may be made at NAV.

     Retirement plan accounts held in the Waddell & Reed Advisors
Retirement Plan, offered and distributed by Nationwide Investment Services
Corporation through Nationwide Trust Company, FSB retirement programs.

     Direct Rollovers from the Waddell & Reed Advisors Retirement Plan.

     Purchases of Class A shares in a 401(k) plan or a 457 plan having 100 or more eligible employees, and the shares are held in individual plan participant accounts on the Fund's records, may be made at NAV.

     Purchases of Class A shares by certain clients investing through a qualified fee-based program offered by a third party that has made arrangements to sell shares of the Funds may be made at NAV.

Reasons for Differences in the Public Offering Price of Class A Shares

     As described herein and in the Prospectus, there are a number of instances in which a Fund's Class A shares are sold or issued on a basis other than at the maximum public offering price, that is, the NAV plus the highest sales charge. Some of these instances relate to lower or eliminated sales charges for larger purchases of Class A shares, whether made at one time or over a period of time as under an LOI or Rights of Accumulation.
See the table of sales charges in the Prospectus for the Class A shares.
The reasons for these quantity discounts are, in general, that (1) they are traditional and have long been permitted in the industry and are therefore necessary to meet competition as to sales of shares of other funds having such discounts, (2) certain quantity discounts are required by rules of the
National Association of Securities Dealers, Inc. (as is elimination of sales charges on the reinvestment of dividends and distributions), and (3)
they are designed to avoid an unduly large dollar amount of sales charge on substantial purchases in view of reduced selling expenses. Quantity discounts are made available to certain related persons for reasons of family unity and to provide a benefit to tax-exempt plans and organizations.

     In general, the reasons for the other instances in which there are reduced or eliminated sales charges for Class A shares are as follows.
Exchanges at NAV are permitted because a sales charge has already been paid on the shares exchanged. Sales of Class A shares without a sales charge are permitted to Directors, officers and certain others due to reduced or eliminated selling expenses and since such sales may aid in the development of a sound employee organization, encourage responsibility and interest in a Fund and an identification with its aims and policies. Limited reinvestments of redemptions of Class A shares at no sales charge are permitted to attempt to protect against mistaken or not fully informed redemption decisions. Class A shares may be issued at no sales charge in plans of reorganization due to reduced or eliminated sales expenses and since, in some cases, such issuance is exempted by the 1940 Act from the otherwise applicable requirements as to sales charges. Reduced or eliminated sales charges may also be used for certain short-term promotional activities by Waddell & Reed. In no case in which there is a reduced or eliminated sales charge are the interests of existing Class A shareholders adversely affected since, in each case, the Fund receives the
NAV per share of all shares sold or issued.

Exchange Privileges

   Class A Share Exchanges

     Once a sales charge has been paid on shares of a fund in W&R Funds,
Waddell & Reed Advisors Funds or Waddell & Reed InvestEd Portfolios, Inc.,
these shares and any shares added to them from dividends or distributions paid in shares may be freely exchanged for corresponding shares of another fund in W&R Funds or, for clients of Waddell & Reed or Legend, another fund in Waddell & Reed Advisors Funds or Waddell & Reed InvestEd Portfolios,
Inc. The shares you exchange must be worth at least $100 or you must already own shares of a fund in W&R Funds, Waddell & Reed Advisors Funds or
Waddell & Reed InvestEd Portfolios, Inc. into which you want to exchange.

     Except where the special rules described below apply, you may exchange
Class A shares you own in a Fund for Class A shares of another Fund or, for clients of Waddell & Reed or Legend, for Class A shares of a fund in
Waddell & Reed Advisors Funds or Waddell & Reed InvestEd Portfolios, Inc.,
without charge if (1) a sales charge was paid on these shares, or (2) the shares were received in exchange for shares for which a sales charge was paid, or (3) the shares were acquired from reinvestment of dividends and distributions paid on such shares. There may have been one or more such exchanges so long as a sales charge was paid on the shares originally purchased. Also, shares acquired without a sales charge because the purchase was $2 million or more will be treated the same as shares on which a sales charge was paid.

     Special rules apply to W&R Limited-Term Bond Fund and W&R Municipal
Bond Fund shares. Class A shares of one of these Funds may be exchanged for
Class A shares of another Fund (or, for customers of Waddell & Reed or
Legend, for Class A shares of a fund within Waddell & Reed Advisors Funds or Waddell & Reed InvestEd Portfolios, Inc.) only if (1) you received the shares to be exchanged as a result of one or more exchanges of shares on which a maximum sales charge was originally paid (currently, 5.75%), or (2)
the shares to be exchanged have been held for at least six months from the date of the original purchase. However, you may exchange, and these restrictions do not apply to exchanges of, Class A shares of W&R Limited-
Term Bond, W&R Municipal Bond Fund or W&R Money Market Fund (or, for
clients of Waddell & Reed or Legend, Class A shares of Waddell & Reed
Advisors Municipal Bond Fund, Inc., Waddell & Reed Advisors Government
Securities Fund, Inc. or Waddell & Reed Advisors Cash Management, Inc.).

     Subject to the above rules regarding sales charges, you may have a specific dollar amount of Class A shares of W&R Money Market Fund automatically exchanged each month into Class A shares of any other fund in
W&R Funds, provided you already own Class A shares of the fund. The shares of W&R Money Market Fund which you designate for automatic exchange must be worth at least $100, which may be allocated among the Class A shares of different Funds so long as each fund receives a value of at least $25.
Minimum initial investment and minimum balance requirements apply to such automatic exchange service.

   Class B Share Exchanges

     You may exchange Class B shares of one Fund for Class B shares of another Fund or, for clients of Waddell & Reed or Legend, for Class B shares of a fund in Waddell & Reed Advisors Funds or Waddell & Reed
InvestEd Portfolios, Inc. without charge.

     The redemption of a Fund's Class B shares as part of an exchange is not subject to the deferred sales charge. For purposes of computing the deferred sales charge, if any, applicable to the redemption of the shares acquired in the exchange, those acquired shares are treated as having been purchased when the original redeemed shares were purchased.

     You may have a specific dollar amount of Class B shares of W&R Money
Market Fund automatically exchanged each month into Class B shares of any other fund in the W&R Funds, provided you already own Class B shares of the fund. The shares of W&R Money Market Fund which you designate for automatic exchange must be worth at least $100, which may be allocated among different Funds so long as each Fund receives a value of at least $25.
Minimum initial investment and minimum balance requirements apply to such automatic exchange service.

   Class C Share Exchanges

     You may exchange Class C shares of one Fund for Class C shares of another Fund or, for customers of Waddell & Reed or Legend, for Class C shares of a fund in the Waddell & Reed Advisors Funds or Waddell & Reed
InvestEd Portfolios, Inc. without charge.

     The redemption of a Fund's Class C shares as part of an exchange is not subject to the deferred sales charge. For purposes of computing the deferred sales charge, if any, applicable to the redemption of the shares acquired in the exchange, those acquired shares are treated as having been purchased when the original redeemed shares were purchased.

     You may have a specific dollar amount of Class C shares of W&R Money
Market Fund automatically exchanged each month into Class C shares of any other fund in the W&R Funds, provided you already own Class C shares of the fund. The shares of W&R Money Market Fund which you designate for automatic exchange must be worth at least $100, which may be allocated among different Funds so long as each Fund receives a value of at least $25.
Minimum initial investment and minimum balance requirements apply to such automatic exchange service.

   Class Y Share Exchanges

     Class Y shares of a Fund may be exchanged for Class Y shares of any other Fund or for Class A shares of W&R Money Market Fund, and, for clients of Waddell & Reed or Legend, for Class Y shares of a fund within Waddell &
Reed Advisors Funds.

   General Exchange Information

     You may exchange only into Funds that are legally permitted for sale in your state of residence. Currently, each Fund within Waddell & Reed
Advisors Funds, W&R Funds, Inc. and Waddell & Reed InvestEd Portfolios,
Inc. may be sold only within the United States and the Commonwealth of
Puerto Rico.

     The exchange will be made at the NAVs next determined after receipt of your written request in good order by W&R Funds. When you exchange shares, the total shares you receive will have the same aggregate NAV as the total shares you exchange.

     These exchange rights may be eliminated or modified at any time by the
Funds, upon notice in certain circumstances. The Funds will typically limit activity deemed to be market timing by restricting the amount of exchanges permitted by a shareholder.

Retirement Plans and Other Tax-Deferred Accounts

     Your account may be set up as a funding vehicle for a retirement plan or other tax-deferred savings account. For individual taxpayers meeting certain requirements, Waddell & Reed offers model or prototype documents for the following retirement plans and other accounts. All of these accounts involve investment in shares of one or more of the Funds (other than W&R Municipal Bond Fund or W&R Tax-Managed Equity Fund) or shares of certain other funds in Waddell & Reed Advisors Funds. The dollar limits specified below are for 2002 for Federal income tax purposes and may change for subsequent years.

      Individual Retirement Accounts (IRAs). Investors having eligible earned income may set up a plan that is commonly called an IRA. Under a traditional IRA, an investor can contribute each year up to 100% of his or her earned income, up to the Annual Dollar Limit per year (provided the investor has not reached age 70 1/2). For the 2002 through 2004 calendar years, the Annual Dollar Limit is $3,000. For individuals who have attained age 50 by the last day of the calendar year for which the contribution is made, the Annual Dollar Limit also allows a catch-up contribution. The maximum annual catch-up contribution is $500 for the 2002 through 2005 calendar years. For a married couple, the maximum annual contribution is two times the Annual Dollar Limit (the Annual Dollar Limit for each spouse)
or, if less, the couple's combined earned income for the taxable year, even if one spouse had no earned income. Generally, the contributions are deductible unless: 1) the investor (or, if married, either spouse) is an active participant in an employer-sponsored retirement plan; and 2) their adjusted gross income exceeds certain levels. A married investor who is not an active participant, who files jointly with his or her spouse and whose combined adjusted gross income does not exceed $150,000 is not affected by his or her spouse's active participant status.

     An investor may also use a traditional IRA to receive a rollover contribution that is either (a) a direct rollover distribution from an employer's plan or (b) a rollover of an eligible distribution paid to the investor from an employer's plan or another IRA. To the extent a rollover contribution is made to a traditional IRA, the distribution will not be subject to Federal income tax until distributed from the IRA. A direct rollover generally applies to any distribution from an employer's plan
(including a custodial account under Section 403(b)(7) of the Code or a government plan under Section 457 of the Code, but not an IRA) other than certain periodic payments, required minimum distributions and other specified distributions. In a direct rollover, the eligible rollover distribution is paid directly to the IRA, not to the investor. If, instead, an investor receives payment of an eligible rollover distribution, all or a portion of that distribution generally may be rolled over to an IRA within
60 days after receipt of the distribution. Because mandatory Federal income tax withholding applies to any eligible rollover distribution that is not paid in a direct rollover, investors should consult their tax advisers or pension consultants as to the applicable tax rules. If you already have an
IRA, you may have the assets in that IRA transferred directly to an IRA offered by Waddell & Reed.

     Roth IRAs.Investors having eligible earned income and whose adjusted gross income (or combined adjusted gross income, if married) does not exceed certain levels, may establish and contribute up to the Annual Dollar
Limit per tax year to a Roth IRA (or to any combination of Roth and traditional IRAs). For a married couple, the annual maximum is two times the Annual Dollar Limit (the Annual Dollar Limit for each spouse) or, if less, the couple's combined earned income for the taxable year, even if one spouse had no earned income.

     In addition, for an investor whose adjusted gross income does not exceed $100,000 (and who is not a married person filing a separate return), certain distributions from traditional IRAs may be rolled over to a Roth
IRA and any of the investor's traditional IRAs may be converted into a Roth
IRA; these rollover distributions and conversions are, however, subject to
Federal income tax.

     Contributions to a Roth IRA are not deductible; however, earnings accumulate tax-free in the Roth IRA, and withdrawals of earnings are not subject to Federal income tax if the account has been held for at least five years and the account holder has reached age 59 1/2 (or certain other conditions apply).

      Coverdell Education Savings Accounts (formerly, Education IRAs).
Although not technically for retirement savings, Coverdell Education
Savings Accounts provide a vehicle for saving for a child's education. A
Coverdell Education Savings Account may be established for the benefit of any minor, and any person whose adjusted gross income does not exceed certain levels may contribute up to $2000 to a Coverdell Education Savings
Account (or to each of multiple Coverdell Education Savings Accounts), provided that no more than $2000 may be contributed for any year to
Coverdell Education Savings Accounts for the same beneficiary.
Contributions are not deductible and may not be made after the beneficiary reaches age 18 (except that this age limit does not apply to a beneficiary with "special needs," as defined in the Code). Earnings accumulate tax-
free, and withdrawals are not subject to tax if used to pay the qualified education expenses of the beneficiary (or certain members of his or her family).

      Simplified Employee Pension (SEP) plans. Employers can make contributions to SEP-IRAs established for employees. Generally an employer may contribute up to 25% of compensation, subject to certain maximums, per year for each employee.

      Savings Incentive Match Plans for Employees (SIMPLE Plans).An
employer with 100 or fewer eligible employees that does not sponsor another active retirement plan may sponsor a SIMPLE plan to contribute to its employees' retirement accounts. A SIMPLE plan can be in the form of either an IRA or a 401(k) plan. In general, an employer can choose to match employee contributions dollar-for-dollar (up to 3% of an employee's compensation) or may contribute to all eligible employees 2% of their compensation, whether or not they defer salary to their retirement plans.
SIMPLE plans involve fewer administrative requirements, generally, than traditional 401(k) or other qualified plans.

      Keogh Plans.Keogh plans, which are available to self-employed individuals, are defined contribution plans that may be either a money purchase plan or a profit-sharing plan. As a general rule, an investor under a defined contribution Keogh plan can contribute, for 2001, up to 25%
of his or her annual earned income, with an annual maximum of $35,000, and, for 2002, up to 25% of his or her annual earned income, with a maximum of
$40,000.

      457 Plans. If an investor is an employee of a state or local government or of certain types of charitable organizations, he or she may be able to enter into a deferred compensation arrangement in accordance with Section 457 of the Code.

      TSAs - Custodial Accounts and Title I Plans. If an investor is an employee of a public school system, a church or certain types of charitable organizations, he or she may be able to enter into a deferred compensation arrangement through a custodial account under Section 403(b)(7) of the
Code. Some organizations have adopted Title I plans, which are funded by employer contributions in addition to employee deferrals.

      Pension and Profit-Sharing Plans, including 401(k) Plans. With a
401(k) plan, employees can make tax-deferred contributions to a plan to which the employer may also contribute, usually on a matching basis. An employee may defer each year the lesser of 100% of income or $11,000 of compensation for 2002, which may be increased each year based on cost-of-
living adjustments.

     More detailed information about these arrangements and applicable forms are available from Waddell & Reed. These tax-deferred retirement plans and other accounts may be treated differently under state tax law and may involve complex tax questions as to premature distributions and other matters. Investors should consult their tax adviser or pension consultant.

Flexible Withdrawal Service for Class A, Class B and Class C Shareholders

     If you qualify, you may arrange to receive through the Flexible
Withdrawal Service (Service) regular monthly, quarterly, semiannual or annual payments by redeeming on an ongoing basis Class A, Class B or Class
C shares that you own of any of the funds in the Waddell & Reed Advisors
Funds or W&R Funds, Inc. It would be a disadvantage to an investor to make additional purchases of Class A shares while the Service is in effect because it would result in duplication of sales charges. Class B and Class
C shares, and certain Class A shares to which the CDSC otherwise applies, that are redeemed under the Service are not subject to a CDSC provided the amount withdrawn does not, annually, exceed 24% of the account value.
Applicable forms to start the Service are available through Waddell & Reed
Services Company.

     The maximum amount of the withdrawal for monthly, quarterly, semiannual and annual withdrawals is 2%, 6%, 12% and 24% respectively of the value of your account at the time the Service is established. The withdrawal proceeds are not subject to the CDSC, but only within these percentage limitations. The minimum withdrawal is $50. The Service, and this exclusion from the CDSC, do not apply to a one-time withdrawal.

     To qualify for the Service, you must have invested at least $10,000 in
Class A, Class B or Class C shares which you still own of any of the funds in the Waddell & Reed Advisors Funds or W&R Funds, Inc.; or, you must own
Class A, Class B or Class C shares having a value of at least $10,000. The value for this purpose is the value at the current offering price.

     You can choose to have shares redeemed to receive:

     1. a monthly, quarterly, semiannual or annual payment of $50 or more;

     2. a monthly payment, which will change each month, equal to one-
twelfth of a percentage of the value of the shares in the Account; (you select the percentage); or

     3. a monthly or quarterly payment, which will change each month or quarter, by redeeming a number of shares fixed by you (at least five shares).

     Shares are redeemed on the 20th day of the month in which the payment is to be made, or on the prior business day if the 20th is not a business day. Payments are made within five days of the redemption.

     Retirement plan accounts may be subject to a fee imposed by the Plan
Custodian for use of the Service.

     The dividends and distributions on shares of a class you have made available for the Service are paid in additional shares of that class. All payments under the Service are made by redeeming shares, which may involve a gain or loss for tax purposes. To the extent that payments exceed dividends and distributions, the number of shares you own will decrease.
When all of the shares in an account are redeemed, you will not receive any further payments. Thus, the payments are not an annuity, an income or a return on your investment.

     You may, at any time, change the manner in which you have chosen to have shares redeemed to any of the other choices originally available to you. You may, at any time, redeem part or all of the shares in your account; if you redeem all of the shares, the Service is terminated. The
Fund can also terminate the Service by notifying you in writing.

     After the end of each calendar year, information on shares redeemed will be sent to you to assist you in completing your Federal income tax return.

Redemptions

     The Prospectuses give information as to redemption procedures.
Redemption payments are made within seven (7) days from receipt of request in good order, unless delayed because of emergency conditions determined by the SEC, when the NYSE is closed other than for weekends or holidays, or when trading on the NYSE is restricted. Payment is made in cash, although under extraordinary conditions redemptions may be made in portfolio securities. Payment for redemptions of shares of the Funds may be made in portfolio securities when the Board of Directors determines that conditions exist making cash payments undesirable. Redemptions made in securities will be made only in readily marketable securities. Securities used for payment of redemptions are valued at the value used in figuring NAV. There would be brokerage costs to the redeeming shareholder in selling such securities.
Each Fund, however, has elected to be governed by Rule 18f-1 under the 1940
Act, pursuant to which it is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of its NAV during any 90-day period for any one shareholder.

Reinvestment Privilege

     The Funds offer a one-time reinvestment privilege that allows you to reinvest without charge all or part of any amount of Class A shares you redeem from the Fund by sending to the Fund the amount you wish to reinvest. The amount you return will be reinvested in Class A shares at the
NAV next calculated after the Fund receives the returned amount. Your written request to reinvest and the amount to be reinvested must be received within forty-five (45) days after your redemption request was received, and the Fund must be offering Class A shares at the time your reinvestment request is received. You can do this only once as to Class A shares of a Fund. You do not lose this privilege by redeeming shares to invest the proceeds at NAV in a Keogh plan or an IRA.

     There is also a reinvestment privilege for Class B and Class C shares and, where applicable, certain Class A shares under which you may reinvest in the Fund all or part of any amount of the shares you redeemed and have the corresponding amount of the CDSC, if any, which you paid restored to your account by adding the amount of that charge to the amount you are reinvesting in shares of the same class. If Fund shares of that class are then being offered, you can put all or part of your redemption payment back into such shares at the NAV next calculated after you have returned the amount. Your written request to do this must be received within forty-five
(45) days after your redemption request was received. You can do this only once as to Class B and Class C shares of the Fund. For purposes of determining future CDSC, the reinvestment will be treated as a new investment. You do not lose this privilege by redeeming shares to invest the proceeds at NAV in a Keogh plan or an IRA.

Mandatory Redemption of Certain Small Accounts

     Each of the Funds has the right to require the redemption of shares held under any account or any plan if the aggregate NAV of such shares
(taken at cost or value as the Board of Directors may determine) is less than $500 or, for W&R Money Market Fund, less than $250. The Board has no intent to require redemptions in the foreseeable future. If it should elect to require redemptions, shareholders who are affected will receive prior written notice and will be permitted 60 days to bring their accounts up to the minimum before this redemption is processed. W&R Money Market Fund may charge a fee of $1.75 per month on all accounts with a NAV of less than
$250, except for retirement plan accounts.

                          DIRECTORS AND OFFICERS

     The Board of Directors (the Board) oversees the operations of the
Fund, and is responsible for the overall management and supervision of its affairs in accordance with the laws of the State of Maryland. The Board similarly oversees the operations of each of the other funds in the Fund
Complex. The Fund Complex is comprised of the funds in the Waddell & Reed
Advisors Funds, W&R Funds, Inc., W&R Target Funds, Inc. and Waddell & Reed
InvestEd Portfolios, Inc., which currently number 47 funds. The Board appoints officers and delegates to them the management of the day-to-day operations of each of the funds in the Fund Complex, based on policies reviewed and approved by the Board.

     Following is a list of the Board of the Fund. All of the Directors oversee all 47 funds in the Fund Complex. Directors serve until resignation, retirement, death or removal.

DISINTERESTED DIRECTORS

     The following table provides information regarding each Director who is not an "interested person" as defined in the 1940 Act.

---------------------------------  ------------------  ---------------
---------------------------------  ------------------  ---------------
                                   POSITION(S)
                                   HELD WITH THE       TERM OF OFFICE:
NAME, ADDRESS AND AGE              COMPANY             DIRECTOR SINCE
---------------------------------  ------------------  ---------------
James M. Concannon                 Director            1997
Washburn Law School
1700 College
Topeka, KS 66621
Year of Birth:  1947
--------------------------------- ------------------  ----------------

----------------------------------------- ---------------------------
PRINCIPAL OCCUPATION(S)                   OTHER DIRECTORSHIPS
DURING PAST 5 YEARS                       HELD BY DIRECTOR
----------------------------------------- ---------------------------
Professor of Law, Washburn Law School;    Am Vestors CBO II, Inc.
Formerly, Dean, Washburn Law School       (bond investment company)
----------------------------------------- ---------------------------
----------------------------------------- ---------------------------

---------------------------------  ------------------  ---------------
---------------------------------  ------------------  ---------------
                                   POSITION(S)
                                   HELD WITH THE       TERM OF OFFICE:
NAME, ADDRESS AND AGE              COMPANY             DIRECTOR SINCE
---------------------------------  ------------------  ---------------
John A. Dillingham                 Director            1997
6300 Lamar Avenue
Overland Park, KS 66202
Year of Birth:  1939
--------------------------------- ------------------  ----------------

----------------------------------------- ---------------------------
PRINCIPAL OCCUPATION(S)                   OTHER DIRECTORSHIPS
DURING PAST 5 YEARS                       HELD BY DIRECTOR
----------------------------------------- ---------------------------
President and Director, JoDill Corp.      None
and Dillingham Enterprises, Inc., both
farming enterprises; formerly,
Instructor at Central Missouri State
University; formerly, Consultant and
Director, McDougal Construction Company
----------------------------------------- ---------------------------
----------------------------------------- ---------------------------

---------------------------------  ------------------  ---------------
---------------------------------  ------------------  ---------------
                                   POSITION(S)
                                   HELD WITH THE       TERM OF OFFICE:
NAME, ADDRESS AND AGE              COMPANY             DIRECTOR SINCE
---------------------------------  ------------------  ---------------
David P. Gardner                   Director            1998
2441 Iron Canyon Drive
Park City, UT 84060
Year of Birth:  1933
---------------------------------  ------------------  ---------------

----------------------------------------- ---------------------------
PRINCIPAL OCCUPATION(S)                   OTHER DIRECTORSHIPS
DURING PAST 5 YEARS                       HELD BY DIRECTOR
----------------------------------------- ---------------------------
Formerly, president, William and          None
Flora Hewlett Foundation
----------------------------------------- ---------------------------
----------------------------------------- ---------------------------

---------------------------------  ------------------  ---------------
---------------------------------  ------------------  ---------------
                                   POSITION(S)
                                   HELD WITH THE       TERM OF OFFICE:
NAME, ADDRESS AND AGE              COMPANY             DIRECTOR SINCE
---------------------------------  ------------------  ---------------
Linda K. Graves                    Director            1995
6300 Lamar Avenue
Overland Park, KS 66202
Year of Birth:  1953
---------------------------------  ------------------  ---------------

----------------------------------------- ---------------------------
PRINCIPAL OCCUPATION(S)                   OTHER DIRECTORSHIPS
DURING PAST 5 YEARS                       HELD BY DIRECTOR
----------------------------------------- ---------------------------
First Lady of Kansas                      American Guaranty Life
                                          Insurance Company
----------------------------------------- ---------------------------
----------------------------------------- ---------------------------

---------------------------------  ------------------  ---------------
---------------------------------  ------------------  ---------------
                                   POSITION(S)
                                   HELD WITH THE       TERM OF OFFICE:
NAME, ADDRESS AND AGE              COMPANY             DIRECTOR SINCE
---------------------------------  ------------------  ---------------
Joseph Harroz, Jr.                 Director            1998
6300 Lamar Avenue
Overland Park, KS 66202
Year of Birth:  1967
---------------------------------  ------------------  ---------------

----------------------------------------- ---------------------------
PRINCIPAL OCCUPATION(S)                   OTHER DIRECTORSHIPS
DURING PAST 5 YEARS                       HELD BY DIRECTOR
----------------------------------------- ---------------------------
Vice President and General Counsel,       None
Board of Regents, University of
Oklahoma; Adjunct Professor,
University of Oklahoma Law School;
Managing Member, Harroz Investments,
LLC, commercial enterprise investments
----------------------------------------- ---------------------------
----------------------------------------- ---------------------------

---------------------------------  ------------------  ---------------
---------------------------------  ------------------  ---------------
                                   POSITION(S)
                                   HELD WITH THE       TERM OF OFFICE:
NAME, ADDRESS AND AGE              COMPANY             DIRECTOR SINCE
---------------------------------  ------------------  ---------------
John F. Hayes                      Director            1988
6300 Lamar Avenue
Overland Park, KS 66202
Year of Birth:  1919
---------------------------------  ------------------  ---------------

----------------------------------------- ---------------------------
PRINCIPAL OCCUPATION(S)                   OTHER DIRECTORSHIPS
DURING PAST 5 YEARS                       HELD BY DIRECTOR
----------------------------------------- ---------------------------
Chairman, Gilliland & Hayes, P.A.,        Central Bank & Trust;
a law firm                                Central Financial
                                          Corporation
----------------------------------------- ---------------------------
----------------------------------------- ---------------------------

---------------------------------  ------------------  ---------------
---------------------------------  ------------------  ---------------
                                   POSITION(S)
                                   HELD WITH THE       TERM OF OFFICE:
NAME, ADDRESS AND AGE              COMPANY             DIRECTOR SINCE
---------------------------------  ------------------  ---------------
Glendon E. Johnson                 Director            1971
13635 Deering Bay Drive
Unit 284
Miami, FL 33158
Year of Birth:  1924
---------------------------------  ------------------  ---------------

----------------------------------------- ---------------------------
PRINCIPAL OCCUPATION(S)                   OTHER DIRECTORSHIPS
DURING PAST 5 YEARS                       HELD BY DIRECTOR
----------------------------------------- ---------------------------
Retired; formerly, Chief Executive        Chairman, Bank Assurance
Officer and Director, John Alden          Partners (marketing)
Financial Corporation
----------------------------------------- ---------------------------
----------------------------------------- ---------------------------

---------------------------------  ------------------  ---------------
---------------------------------  ------------------  ---------------
                                   POSITION(S)
                                   HELD WITH THE       TERM OF OFFICE:
NAME, ADDRESS AND AGE              COMPANY             DIRECTOR SINCE
---------------------------------  ------------------  ---------------
Eleanor B. Schwartz                Director            1995
1213 West 95th Court
Chartwell #4
Kansas City, MO 64114
Year of Birth:  1937
---------------------------------  ------------------  ---------------

----------------------------------------- ---------------------------
PRINCIPAL OCCUPATION(S)                   OTHER DIRECTORSHIPS
DURING PAST 5 YEARS                       HELD BY DIRECTOR
----------------------------------------- ---------------------------
Professor, and formerly, Chancellor,      None
University of Missouri at Kansas City
----------------------------------------- ---------------------------
----------------------------------------- ---------------------------

---------------------------------  ------------------  ---------------
---------------------------------  ------------------  ---------------
                                   POSITION(S)
                                   HELD WITH THE       TERM OF OFFICE:
NAME, ADDRESS AND AGE              COMPANY             DIRECTOR SINCE
---------------------------------  ------------------  ---------------
Frederick Vogel III                Director            1971
6300 Lamar Avenue
Overland Park, KS 66202
Year of Birth:  1935
---------------------------------  ------------------  ---------------

----------------------------------------- ---------------------------
PRINCIPAL OCCUPATION(S)                   OTHER DIRECTORSHIPS
DURING PAST 5 YEARS                       HELD BY DIRECTOR
----------------------------------------- ---------------------------
Retired                                   None

----------------------------------------- ---------------------------
----------------------------------------- ---------------------------

INTERESTED DIRECTORS

     Three of the four interested directors are "interested" by virtue of their current or former engagement as officers of Waddell & Reed Financial,
Inc. (WDR) or its wholly-owned subsidiaries, including the funds'
investment advisor, Waddell & Reed Investment Management Company (WRIMCO),
the funds' principal underwriter, Waddell & Reed, Inc. (W&R), and the funds' transfer agent, Waddell & Reed Services Company (WRSCO), as well as by virtue of their personal ownership in shares of WDR. The fourth interested director, Mr. Ross, is a shareholder in a law firm that has represented W&R within the past two years.

-------------------------------- ------------------    ---------------
-------------------------------- ------------------    ---------------
                                POSITION(S)            TERM OF OFFICE:
                                HELD WITH THE          DIRECTOR AND/OR
NAME, ADDRESS AND AGE           COMPANY                OFFICER SINCE
-------------------------------- ------------------    ---------------
Keith A. Tucker                 Chairman of the Board  1998
6300 Lamar Avenue               Director               1993
Overland Park, KS 66202
Year of Birth:  1945
-------------------------------- ------------------    ---------------

----------------------------------------- ---------------------------
PRINCIPAL OCCUPATION(S)                   OTHER DIRECTORSHIPS
DURING PAST 5 YEARS                       HELD BY DIRECTOR
----------------------------------------- ---------------------------
Chairman of the Board, Chief Executive     None
Officer and Director of WDR; formerly,
Principal Financial Officer of WDR;
Chairman of the Board and Director of
W&R, WRIMCO and WRSCO; formerly,
Vice Chairman of the Board of Directors
of Torchmark Corporation; formerly,
Chairman of the Board of Directors of
Torchmark Distributors, Inc.
----------------------------------------- ---------------------------
----------------------------------------- ---------------------------

------------------------------- ------------------     ---------------
------------------------------- ------------------     ---------------
                                POSITION(S)            TERM OF OFFICE:
                                HELD WITH THE          DIRECTOR AND/OR
NAME, ADDRESS AND AGE           COMPANY                OFFICER SINCE
------------------------------- ------------------     ---------------
Henry J. Herrmann                  President           2001
6300 Lamar Avenue                  Director            1998
Overland Park, KS 66202
Year of Birth:  1942
------------------------------- ------------------    ---------------

----------------------------------------- ---------------------------
PRINCIPAL OCCUPATION(S)                   OTHER DIRECTORSHIPS
DURING PAST 5 YEARS                       HELD BY DIRECTOR
----------------------------------------- ---------------------------
President, Chief Investment Officer       None
and Director of WDR; formerly, Treasurer
of WDR; Director of W&R; President, Chief
Executive Officer, Chief Investment
Officer and Director of WRIMCO
----------------------------------------- ---------------------------
----------------------------------------- ---------------------------

---------------------------------  ------------------  ---------------
---------------------------------  ------------------  ---------------
                                   POSITION(S)
                                   HELD WITH THE       TERM OF OFFICE:
NAME, ADDRESS AND AGE              COMPANY             DIRECTOR SINCE
---------------------------------  ------------------  ---------------
Robert L. Hechler                  Director            1998
6300 Lamar Avenue
Overland Park, KS 66202
Year of Birth:  1936
---------------------------------  ------------------  ---------------

----------------------------------------- ---------------------------
PRINCIPAL OCCUPATION(S)                   OTHER DIRECTORSHIPS
DURING PAST 5 YEARS                       HELD BY DIRECTOR
----------------------------------------- ---------------------------
Consultant and Director of WDR;           None
Consultant of W&R; formerly, Executive
Vice President and Chief Operating
Officer of WDR; formerly, President,
Chief Executive Officer, Principal
Financial Officer, Treasurer and
Director of W&R; formerly, Executive
Vice President, Principal Financial
Officer, Treasurer and Director of WRIMCO;
formerly, President, Treasurer and
Director of WRSCO
----------------------------------------- ---------------------------
----------------------------------------- ---------------------------

---------------------------------  ------------------  ---------------
---------------------------------  ------------------  ---------------
                                   POSITION(S)
                                   HELD WITH THE       TERM OF OFFICE:
NAME, ADDRESS AND AGE              COMPANY             DIRECTOR SINCE
---------------------------------  ------------------  ---------------
Frank J. Ross, Jr.                 Director            1996
Polsinelli, Shalton & Welte
700 West 47th Street, Suite 1000
Kansas City, MO 64112
Year of Birth:  1953
---------------------------------  ------------------  ---------------

----------------------------------------- ---------------------------
PRINCIPAL OCCUPATION(S)                   OTHER DIRECTORSHIPS
DURING PAST 5 YEARS                       HELD BY DIRECTOR
----------------------------------------- ---------------------------
Shareholder/Director, Polsinelli,         Columbian Bank & Trust
Shalton & Welte, P.C., a law firm
----------------------------------------- ---------------------------
----------------------------------------  ---------------------------

OFFICERS

     The Board has appointed officers who are responsible for the day-to-
day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Herrmann, who is
President, the Fund's officers are:

---------------------------------  ------------------  ---------------
---------------------------------  ------------------  ---------------
                                   POSITION(S)

                                   HELD WITH THE       TERM OF OFFICE:
NAME, ADDRESS AND AGE              COMPANY             OFFICER SINCE
---------------------------------  ------------------   ---------------
Theodore W. Howard                 Vice President        1987
6300 Lamar Avenue                  Treasurer             1976
Overland Park, KS 66202            Principal
Year of Birth:  1942               Accounting Officer    1976
                                   Principal
                                   Financial Officer     2002
---------------------------------  ------------------   ---------------

-----------------------------------------   ---------------------------
PRINCIPAL OCCUPATION(S)                      DIRECTORSHIPS
DURING PAST 5 YEARS                          HELD BY OFFICER
-----------------------------------------   ---------------------------
Senior Vice President of WRSCO; Vice         None
President, Treasurer, Principal Accounting
Officer and Principal Financial Officer of
each of the funds in the Fund Complex;
formerly, Vice President of WRSCO
-----------------------------------------   ---------------------------
-----------------------------------------   ---------------------------

---------------------------------  ------------------  ---------------
---------------------------------  ------------------  ---------------
                                   POSITION(S)
                                   HELD WITH THE       TERM OF OFFICE:
NAME, ADDRESS AND AGE              COMPANY             OFFICER SINCE
---------------------------------   ------------------   ---------------
Daniel C. Schulte                  Vice President        2000
6300 Lamar Avenue                  General Counsel       2000
Overland Park, KS 66202            Assistant Secretary   2000
Year of Birth:  1965
---------------------------------  ------------------  ---------------

-----------------------------------------  ---------------------------
PRINCIPAL OCCUPATION(S)                      DIRECTORSHIPS
DURING PAST 5 YEARS                          HELD BY OFFICER
-----------------------------------------  ---------------------------
Vice President, Secretary and General        None
Counsel of WDR; Senior Vice President,
Secretary and General Counsel of W&R,
WRIMCO and WRSCO; Vice President, General
Counsel and Assistant Secretary of each
of the funds in the Fund Complex; formerly,
Assistant Secretary of WDR; formerly, an
attorney with Klenda, Mitchell, Austerman
& Zuercher, L.L.C.
-----------------------------------------  ---------------------------
-----------------------------------------  ---------------------------

---------------------------------  ------------------  ---------------
---------------------------------- ------------------  ---------------
                                   POSITION(S)
                                   HELD WITH THE       TERM OF OFFICE:
NAME, ADDRESS AND AGE              COMPANY             OFFICER SINCE
---------------------------------  ------------------  ---------------
Kristen A. Richards                Vice President        2000
6300 Lamar Avenue                  Secretary             2000
Overland Park, KS 66202            Associate
Year of Birth:  1967               General Counsel       2000
---------------------------------  ------------------   ---------------

-----------------------------------------  ---------------------------
PRINCIPAL OCCUPATION(S)                      DIRECTORSHIPS
DURING PAST 5 YEARS                          HELD BY OFFICER
-----------------------------------------  ---------------------------
Vice President, Associate General Counsel    None
and Chief Compliance Officer of WRIMCO;
Vice President, Secretary and Associate
General Counsel of each of the funds in
the Fund Complex; formerly, Assistant
Secretary of each of the funds in the
Fund Complex; formerly, Compliance
Officer of WRIMCO
-----------------------------------------  ---------------------------
-----------------------------------------  ---------------------------

---------------------------------  ----------------  ---------------
---------------------------------  ----------------  ---------------
                                   POSITION(S)
                                   HELD WITH THE    TERM OF OFFICE:
NAME, ADDRESS AND AGE              COMPANY          OFFICER SINCE
---------------------------------  ----------------  ---------------
Michael L. Avery                   Vice President        1997
6300 Lamar Avenue
Overland Park KS 66202
Year of Birth:  1953
---------------------------------  ----------------  ---------------

-------------------------------------------  -----------------------
PRINCIPAL OCCUPATION(S)                      DIRECTORSHIPS
DURING PAST 5 YEARS                          HELD BY OFFICER
-------------------------------------------  -----------------------
Senior Vice President of, and Director       None
of Research for, WRIMCO; Vice President
and portfolio manager of four funds in
the Fund Complex
-------------------------------------------  -----------------------
-------------------------------------------  -----------------------

---------------------------------  ----------------   ---------------
---------------------------------  ----------------   ---------------
                                   POSITION(S)
                                   HELD WITH THE    TERM OF OFFICE:
NAME, ADDRESS AND AGE              COMPANY          OFFICER SINCE
---------------------------------  ----------------   ---------------
Bryan J. Bailey                    Vice President        2000
6300 Lamar Avenue
Overland Park KS 66202
Year of Birth:  1963
---------------------------------  ----------------   ---------------

-------------------------------------------  -----------------------
PRINCIPAL OCCUPATION(S)                      DIRECTORSHIPS
DURING PAST 5 YEARS                          HELD BY OFFICER
-------------------------------------------  -----------------------
Vice President of WRIMCO; Vice President     None
and portfolio manager of two funds in
the Fund Complex; formerly, assistant
portfolio manager for investment
companies managed by WRIMCO; formerly,
employee of WRIMCO
-------------------------------------------  -----------------------
-------------------------------------------  -----------------------

---------------------------------  ----------------  ---------------
---------------------------------  ----------------  ---------------
                                   POSITION(S)
                                   HELD WITH THE    TERM OF OFFICE:

NAME, ADDRESS AND AGE              COMPANY          OFFICER SINCE
---------------------------------  ----------------  ---------------
Daniel P. Becker                   Vice President        2000
6300 Lamar Avenue
Overland Park KS 66202
Year of Birth:  1964
---------------------------------  ----------------  ---------------

-------------------------------------------  -----------------------
PRINCIPAL OCCUPATION(S)                      DIRECTORSHIPS
DURING PAST 5 YEARS                          HELD BY OFFICER
-------------------------------------------  -----------------------
Senior Vice President of WRIMCO; Vice        None
President and portfolio manager for
two funds in the Fund Complex
-------------------------------------------  -----------------------
-------------------------------------------  -----------------------

---------------------------------  ----------------  ---------------
---------------------------------  ----------------  ---------------
                                   POSITION(S)
                                   HELD WITH THE    TERM OF OFFICE:
NAME, ADDRESS AND AGE              COMPANY          OFFICER SINCE
---------------------------------  ----------------  ---------------
Thomas A. Mengel                   Vice President        1996
6300 Lamar Avenue
Overland Park KS 66202
Year of Birth:  1957
---------------------------------  ----------------  ---------------

-------------------------------------------  -----------------------
PRINCIPAL OCCUPATION(S)                      DIRECTORSHIPS
DURING PAST 5 YEARS                          HELD BY OFFICER
-------------------------------------------  -----------------------
Senior Vice President of WRIMCO; Vice        None
President and portfolio manager of
three funds in the Fund Complex
-------------------------------------------  -----------------------
-------------------------------------------  -----------------------

---------------------------------  ----------------  ---------------
---------------------------------  ----------------  ---------------
                                   POSITION(S)
                                   HELD WITH THE    TERM OF OFFICE:
NAME, ADDRESS AND AGE              COMPANY          OFFICER SINCE
---------------------------------  ----------------  ---------------
Barry M. Ogden                     Vice President        2002
6300 Lamar Avenue
Overland Park KS 66202
Year of Birth:  1969
---------------------------------  ----------------  ---------------

-------------------------------------------  -----------------------
PRINCIPAL OCCUPATION(S)                      DIRECTORSHIPS
DURING PAST 5 YEARS                          HELD BY OFFICER
-------------------------------------------  -----------------------
Vice President of WRIMCO; Vice President     None
and portfolio manager of two funds in the
Fund Complex; assistant portfolio manager
for one fund in the Fund Complex; formerly,
assistant portfolio manager for investment
companies managed by WRIMCO; formerly,
employee of WRIMCO
-------------------------------------------  -----------------------
-------------------------------------------  -----------------------

---------------------------------  ----------------  ---------------
---------------------------------  ----------------  ---------------
                                   POSITION(S)
                                   HELD WITH THE    TERM OF OFFICE:
NAME, ADDRESS AND AGE              COMPANY          OFFICER SINCE
---------------------------------  ----------------  ---------------
Louise D. Rieke                    Vice President        1997
6300 Lamar Avenue
Overland Park KS 66202
Year of Birth:  1949
---------------------------------  ----------------  ---------------

-------------------------------------------  -----------------------
PRINCIPAL OCCUPATION(S)                      DIRECTORSHIPS
DURING PAST 5 YEARS                          HELD BY OFFICER
-------------------------------------------  -----------------------
Senior Vice President of WRIMCO; Vice        None
President and portfolio manager of two
funds in the Fund Complex
-------------------------------------------  -----------------------
-------------------------------------------  -----------------------

---------------------------------  ----------------  ---------------
---------------------------------  ----------------  ---------------
                                   POSITION(S)
                                   HELD WITH THE    TERM OF OFFICE:
NAME, ADDRESS AND AGE              COMPANY          OFFICER SINCE
---------------------------------  ----------------  ---------------
Grant P. Sarris                    Vice President        1998
6300 Lamar Avenue
Overland Park KS 66202
Year of Birth:  1966
---------------------------------  ----------------  ---------------

-------------------------------------------  -----------------------
PRINCIPAL OCCUPATION(S)                      DIRECTORSHIPS
DURING PAST 5 YEARS                          HELD BY OFFICER
-------------------------------------------  -----------------------
Senior Vice President of WRIMCO; Vice        None
President and portfolio manager of three
funds in the Fund Complex; formerly,
assistant portfolio manager for WRIMCO
-------------------------------------------  -----------------------
-------------------------------------------  -----------------------

---------------------------------  ----------------  ---------------
---------------------------------  ----------------  ---------------
                                   POSITION(S)
                                   HELD WITH THE    TERM OF OFFICE:
NAME, ADDRESS AND AGE              COMPANY          OFFICER SINCE
---------------------------------  ----------------  ---------------
Kimberly Scott                     Vice President        2001
6300 Lamar Avenue
Overland Park KS 66202
Year of Birth:  1960
---------------------------------  ----------------  ---------------

-------------------------------------------  -----------------------
PRINCIPAL OCCUPATION(S)                      DIRECTORSHIPS
DURING PAST 5 YEARS                          HELD BY OFFICER
-------------------------------------------  -----------------------
Vice President of WRIMCO; Vice President     None
and portfolio manager of two funds in the
Fund Complex; formerly, investment analyst

for WRIMCO; formerly, equity analyst for
Bartlett & Company
-------------------------------------------  -----------------------
-------------------------------------------  -----------------------

---------------------------------  ----------------  ---------------
---------------------------------  ----------------  ---------------
                                   POSITION(S)
                                   HELD WITH THE    TERM OF OFFICE:
NAME, ADDRESS AND AGE              COMPANY          OFFICER SINCE
---------------------------------  ----------------  ---------------
Zachary H. Shafran                 Vice President        2001
6300 Lamar Avenue
Overland Park KS 66202
Year of Birth:  1965
---------------------------------  ----------------  ---------------

-------------------------------------------  -----------------------
PRINCIPAL OCCUPATION(S)                      DIRECTORSHIPS
DURING PAST 5 YEARS                          HELD BY OFFICER
-------------------------------------------  -----------------------
Senior Vice President of WRIMCO; Vice        None
President and portfolio manager of three
funds in the Fund Complex; formerly,
portfolio manager for other investment
companies managed by WRIMCO
-------------------------------------------  -----------------------
-------------------------------------------  -----------------------

---------------------------------  ---------------- ---------------
---------------------------------  ---------------- ---------------
                                   POSITION(S)
                                   HELD WITH THE    TERM OF OFFICE:
NAME, ADDRESS AND AGE              COMPANY          OFFICER SINCE
---------------------------------  ----------------  ---------------
W. Patrick Sterner                 Vice President      1992
6300 Lamar Avenue
Overland Park KS 66202
Year of Birth:  1949
---------------------------------  ----------------  ---------------

-------------------------------------------  -----------------------
PRINCIPAL OCCUPATION(S)                      DIRECTORSHIPS
DURING PAST 5 YEARS                          HELD BY OFFICER
-------------------------------------------  -----------------------
Senior Vice President of WRIMCO; Vice        None
President and portfolio manager of three
funds in the Fund Complex
-------------------------------------------  -----------------------
-------------------------------------------  -----------------------

---------------------------------  ---------------- ---------------
---------------------------------  ---------------- ---------------
                                   POSITION(S)
                                   HELD WITH THE    TERM OF OFFICE:
NAME, ADDRESS AND AGE              COMPANY          OFFICER SINCE
---------------------------------  ---------------- ---------------
Mira Stevovich                     Vice President        2000
6300 Lamar Avenue                  Asst. Treasurer       2000
Overland Park KS 66202
Year of Birth:  1953
--------------------------------- ---------------- ---------------

------------------------------------------- -----------------------
PRINCIPAL OCCUPATION(S)                      DIRECTORSHIPS
DURING PAST 5 YEARS                          HELD BY OFFICER
------------------------------------------- -----------------------
Vice President of WRIMCO; Vice President,    None
Assistant Treasurer and portfolio manager
of four funds in the Fund Complex; formerly,
Assistant Portfolio Manager for funds
managed by WRIMCO
-------------------------------------------  -----------------------
-------------------------------------------  -----------------------

---------------------------------  ---------------- ---------------
---------------------------------  ---------------- ---------------
                                   POSITION(S)
                                   HELD WITH THE    TERM OF OFFICE:
NAME, ADDRESS AND AGE              COMPANY          OFFICER SINCE
---------------------------------  ----------------  ---------------
Daniel J. Vrabac                   Vice President        1997
6300 Lamar Avenue
Overland Park KS 66202
Year of Birth:  1954
---------------------------------  ---------------- ---------------

-------------------------------------------  -----------------------
PRINCIPAL OCCUPATION(S)                      DIRECTORSHIPS
DURING PAST 5 YEARS                          HELD BY OFFICER
-------------------------------------------  -----------------------
Senior Vice President and Head of Fixed      None
Income for WRIMCO; Vice President and
portfolio manager of five funds in the
Fund Complex
-------------------------------------------  -----------------------
-------------------------------------------  -----------------------

---------------------------------  ---------------- ---------------
---------------------------------  ---------------- ---------------
                                   POSITION(S)
                                   HELD WITH THE    TERM OF OFFICE:
NAME, ADDRESS AND AGE              COMPANY          OFFICER SINCE
---------------------------------  ---------------- ---------------
James D. Wineland                  Vice President        1997
6300 Lamar Avenue
Overland Park KS 66202
Year of Birth:  1951
---------------------------------  ---------------- ---------------

-------------------------------------------  -----------------------
PRINCIPAL OCCUPATION(S)                      DIRECTORSHIPS
DURING PAST 5 YEARS                          HELD BY OFFICER
-------------------------------------------  -----------------------
Senior Vice President of WRIMCO; Vice        None
President and portfolio manager of three
funds in the Fund Complex
-------------------------------------------  -----------------------
-------------------------------------------  -----------------------

COMMITTEES OF THE BOARD OF DIRECTORS

     The Board has established the following committees:  Audit Committee,
Executive Committee, Nominating Committee, Valuation Committee and
Investment Review Committee. The respective duties and current memberships are:

AUDIT COMMITTEE:  The Audit Committee meets with the Fund's independent auditors, internal auditors and corporate officers to discuss the scope and results of the annual audit of the Fund, to review financial statements,

reports, compliance matters, and to discuss such other matters as the
Committee deems appropriate or desirable. The Committee acts as a liaison between the Fund's independent auditors and the full Board of Directors.
David P. Gardner, James M. Concannon, Linda K. Graves and Robert L. Hechler
are the members of the Audit Committee. During the calendar year ended
December 31, 2001, the Audit Committee met four times.

EXECUTIVE COMMITTEE:  When the Board is not in session, the Executive
Committee has and may exercise any or all of the powers of the Board in the management of the business and affairs of the Fund except the power to increase or decrease the size of, or fill vacancies on the Board, and except as otherwise provided by law. Keith A. Tucker, Glendon E. Johnson and John A. Dillingham are the members of the Executive Committee. During the calendar year ended December 31, 2001, the Executive Committee did not meet.

NOMINATING COMMITTEE:  The Nominating Committee evaluates, selects and recommends to the Board candidates for disinterested directors. Glendon E.
Johnson, Eleanor B. Schwartz and Frederick Vogel III are the members of the
Nominating Committee. During the calendar year ended December 31, 2001, the
Nominating Committee did not meet.

VALUATION COMMITTEE:  The Valuation Committee reviews and considers valuation recommendations by management for securities for which market quotations are not available, and values such securities and other assets at fair value as determined in good faith under procedures established by the Board. Keith A. Tucker and Henry J. Herrmann are the members of the
Valuation Committee.

INVESTMENT REVIEW COMMITTEE:  The Investment Review Committee considers such matters relating to the investment management of the funds in the Fund
Complex as the Committee may, from time to time, determine warrant review, such as investment management policies and strategies, investment performance, risk management techniques and securities trading practices, and may make recommendations as to these matters to the Board. Frederick
Vogel III, Joseph Harroz, Jr. and David P. Gardner are the members of the
Investment Review Committee. The Investment Review Committee was formed in
February 2002; therefore, during the calendar year ended December 31, 2001, the Committee did not meet.

OWNERSHIP OF FUND SHARES AS OF JANUARY 2, 2002

     The following table provides information regarding shares of the W&R
Funds owned by each Director, as well as the aggregate dollar range of shares owned, by each Director, within the Fund Complex.

DISINTERESTED DIRECTORS

                           DOLLAR RANGE          AGGREGATE DOLLAR RANGE
                           OF FUND OR            OF SHARES OWNED IN ALL
                           PORTFOLIO             FUNDS WITHIN THE
DIRECTOR                   SHARES OWNED          FUND COMPLEX
--------                   --------------      -----------------------
James M. Concannon         $1 to $10,000               over $100,000
John A. Dillingham         $50,001 to $100,000         over $100,000
David P. Gardner           $10,001 to $50,000     $10,001 to $50,000
Linda K. Graves            none                        over $100,000
Joseph Harroz, Jr.         none                        over $100,000
John F. Hayes              none                        over $100,000
Glendon E. Johnson         none                        over $100,000
Eleanor B. Schwartz        none                        $1 to $10,000
Frederick Vogel III        $1 to $10,000               over $100,000

INTERESTED DIRECTORS

                           DOLLAR RANGE       AGGREGATE DOLLAR RANGE
                           OF FUND OR         OF SHARES OWNED IN ALL
                           PORTFOLIO          FUNDS WITHIN THE
DIRECTOR                   SHARES OWNED       FUND COMPLEX
--------                   --------------     -----------------------
Robert L. Hechler          none               over $100,000
Henry J. Herrmann          none               over $100,000
Frank J. Ross, Jr.         none               over $100,000
Keith A. Tucker            none               over $100,000

     The Board has created an honorary position of Director Emeritus, whereby an incumbent Director who has attained the age of 70 may, or if elected on or after May 31, 1993 and has attained the age of 75 must, resign his or her position as Director and, unless he or she elects otherwise, will serve as Director Emeritus provided the Director has served as a Director of W&R Funds for at least five years which need not have been consecutive. A Director Emeritus receives fees in recognition of his or her past services whether or not services are rendered in his or her capacity as Director Emeritus, but he or she has no authority or responsibility with respect to the management of the Funds. Messrs. Henry L. Bellmon, Jay B.
Dillingham, William T. Morgan, Doyle Patterson, Ronald K. Richey and Paul
S. Wise retired as Directors of W&R Funds and of each of the funds in the
Fund Complex, and each serves as Director Emeritus.

     The funds in the Fund Complex pay to each Director (other than
Directors who are affiliates of Waddell & Reed) effective January 1, 2002, an annual base fee of $65,500 (of which at least $7,500 is deferred), plus
$4,250 for each meeting of the Board attended, plus reimbursement of expenses for attending such meeting and $500 for each committee meeting attended which is not in conjunction with a Board meeting. Prior to January
1, 2002, the funds in the Fund Complex paid to each such Director an annual base fee of $52,000 plus $3,250 for each meeting of the Board attended. The fees to the Directors are divided among the funds in the Fund Complex based on each fund's relative size. During the fiscal year ended March 31, 2002, the Directors received the following fees for service as a director:

                            COMPENSATION TABLE

                                          Total
                         Aggregate     Compensation
                        Compensation    From Fund
                            From         and Fund
Director                    Fund        Complex[1]
--------                 ------------    ------------
Henry J. Herrmann         $    0        $     0
Keith A. Tucker                0              0
James M. Concannon         3,738         74,000
John A. Dillingham         3,738         74,000
David P. Gardner           3,738         74,000
Linda K. Graves            3,738         74,000
Joseph Harroz, Jr.         3,738         74,000
John F. Hayes              3,579         70,750
Robert L. Hechler          1,118         22,000
Glendon E. Johnson         3,738         74,000
William T. Morgan[2]       3,738         74,000
Frank J. Ross, Jr.         3,738         74,000
Eleanor B. Schwartz        3,738         74,000
Frederick Vogel III        3,738         74,000

[1]No pension or retirement benefits have been accrued as a part of Fund expenses.
[2]Mr. Morgan resigned from the Board of Directors for the Waddell & Reed
Advisors Funds, W&R Funds, W&R Target Funds, Inc. and Waddell & Reed
InvestEd Portfolios, Inc. effective June 1, 2002.

     The officers are paid by WRIMCO or its affiliates.

Shareholdings

     As of June 30, 2002, all of the Directors and officers of W&R Funds, as a group, owned less than 1% of the outstanding shares of W&R Funds. The following table sets forth information with respect to the Funds, as of
June 30, 2002, regarding the ownership of Fund shares.

                                        Shares owned
Name and Address                        Beneficially
of Beneficial Owner        Class        or of Record     Percent
-------------------        -----        ------------     -------
Frank H Armstrong (TOD)  Tax-Managed Equity Fund
610 Harry S Truman Dr      Class B           5,816        10.97%
Upper Marlboro MD  20774-2062

William Thomas Ashby &   Municipal Bond Fund
Nelle M Ashby Co-ttees     Class B           2,596         7.02%
The William Thomas Ashby Sr
Revoc Living Trust
105 Stratford
Summerville SC  29485-8636

Marie D Burns Ttee       Tax-Managed Equity Fund
U/A dtd 03-30-1989         Class B           3,106         5.86%
Fred & Marie Dube Trust
FBO Fred Dube
2070 World Parkway Blvd Apt 36
Clearwater FL  33763-3646

Charles Schwab & Co Inc  Core Equity Fund
Special Custody A/C        Class Y         141,676        38.94%
  for the Benefit of
  Customers              Small Cap Growth Fund
ATTN:  Mutual Funds        Class Y         313,214         9.47%
101 Montgomery St
San Francisco CA         International Growth Fund
  94104-4122               Class Y          17,126         1.64%

                         Science and Technology Fund
                           Class Y          34,342        20.09%

                         Large Cap Growth Fund
                           Class Y          52,382        59.79%

                         Mid Cap Growth Fund
                           Class Y          41,302        85.49%

Carolyn Cioffi (TOD)     Municipal Bond Fund
1 Rollwood Dr              Class B           1,874         5.07%
Guilford CT  06437-2845

Connecticut Gen          Small Cap Growth Fund
  Life Insurance Co        Class Y         174,621         5.28%
280 Trumbull St
Hartford CT  06103-3509

Marjorie M Cosel Trustee Municipal Bond Fund
U/A Dtd Mar 11 1987        Class A          27,411        12.53%
Marjorie M Cosel Rev Trust
1675 Comstock Ave
Los Angeles CA  90024-5300

                                        Shares owned
Name and Address                        Beneficially
of Beneficial Owner        Class        or of Record     Percent
-------------------        -----        ------------     -------
Cummings Prop Mangment   High Income Fund
  Inc Ttee                  Class B          19,775        15.82%
U/A dtd 04-15-1997
FBO Joseph M Sterner
200 W Cummings Park
Woburn MA  01801-6504

Steven G Dangberg &      Municipal Bond Fund
Sharon M Dangberg Jtn Ros   Class B           1,959         5.30%
835 Daniel Drive
Reno NV  89509-2314

Pauline W Dickson (TOD)  Limited-Term Bond Fund
5600 Pioneers Blvd  Apt 216 Class B          14,881         6.07%
Lincoln NE  68506-5175

Fiduciary Trust Co       Asset Strategy Fund
  NH Cust                   Class B          17,436         7.04%
IRA
FBO Dolores W Dillon
4 Highfield Ln
Wayne PA  19087-2760

Donaldson Lufkin         Limited-Term Bond Fund
  Jenrette                  Class A         103,294         8.33%
Securities Corp Inc
P. O. Box 2052           International Growth Fund
Jersey City NJ              Class A          87,799        11.50%
  07303-2052

Robert Egbert &          Municipal Bond Fund
Joan Egbert &               Class A          73,696        33.68%
Co-Ttees U/A Dtd August 21 1991
2902 Sailor Ave
Ventura CA  93001-4156

Fiduciary Trust Co       High Income Fund
  NH Cust                   Class B           6,948         5.56%
IRA Rollover
FBO Paul S Fantaski
585 Route 366
Apollo PA  15613-9234

Vincent A Feraudo &      Municipal Bond Fund
Cynthia L Savage Jtn Ros   Class B             544         1.47%
4515 Woodlawn Ave N
Seattle WA  98103-6742   Tax-Managed Equity Fund
                           Class B           3,111         5.87%

                                       Shares owned
Name and Address                       Beneficially
of Beneficial Owner        Class       or of Record     Percent
-------------------        -----        ------------     -------
Joan G Ford Tr           High Income Fund
U/A Dtd 08-29-1990         Class A          30,755         9.28%
Joan G Ford 1990 Revocable Trust
40 Sunrise Ave
Mill Valley CA  94941-3339

Ronald A & Thomas A      Asset Strategy Fund
  Hawthorne Tr             Class A          49,885        12.31%
Central City Scale Inc
Qualified 401(k) Plan
FBO Ronald A Hawthorne
P O Box 197
Central City NE  68826-0197

Richard L Henderson &    Tax-Managed Equity Fund
Bess A Henderson           Class B           2,753         5.20%
  Jtn Ros (TOD)
721 Bristol Ct
Liberty MO  64068-2900

Joseph D Horvath         Asset Strategy Fund
310 Prince St              Class B          13,022         5.26%
Bordentown NJ  08505-1717

Fiduciary Trust Co       Money Market Fund
  NH Cust                  Class B          51,975         9.20%
IRA
FBO Jerome A Infantino Sr
321 Wood Rd
Rochester NY  14626-3238

David Johnson Tr         Core Equity Fund
Church TSA Archdiocese     Class Y         209,817        57.66%
  of OK
FBO Unallocated Assets   Small Cap Growth Fund
Church Sponsored           Class Y         168,825         5.10%
  403(B) Plan
P O Box 32180            Limited-Term Bond Fund
Oklahoma City OK           Class Y          44,064        47.68%
  73123-0380
                         International Growth Fund
                           Class Y          82,710         7.93%

                         Asset Strategy Fund
                           Class Y          52,689        91.51%

Dennis Kidwell &         Tax-Managed Equity Fund
  Bennie Kidwell Jtn Ros
                           Class C          10,226         7.68%
401 S Fann St
Anaheim CA  92804-2619

                                       Shares owned
Name and Address                       Beneficially
of Beneficial Owner        Class       or of Record     Percent
-------------------        -----        ------------     -------
Fiduciary Trust Co       Limited-Term Bond Fund
  NH Cust                  Class B          13,207         5.38%
IRA Rollover
FBO Judy Knudsen
2260 Cherry St
Lunden WA  98264-9031

Fiduciary Trust Co       Money Market Fund
  NH Cust                  Class B         221,086        39.14%
IRA Rollover
FBO Allan T Lane
P O Box 265
Ennis MT  59729-0265

Lyle N Larkin &          Municipal Bond Fund
  Maryann Larkin           Class A          16,084         7.35%
Co-Ttees UA Dtd 09-02-1998
Larkin Family Trust
261 N Thora St
Orange CA  92869-3140

Carol N Lemieux &        Tax-Managed Equity Fund
Gerard R Lemieux Ten Com   Class A          45,872         6.59%
4845 Spurgin Rd
Missoula MT  59804-4552

Fiduciary Trust Co       High Income Fund
  NH Cust                  Class B           6,640         5.31%
IRA Rollover
FBO Paula V Martin
3440 SW Macvicar Ave
Topeka KS  66611-1840

Millennium Trust         Small Cap Growth Fund
  Company, LLC             Class Y         301,937         9.13%
Cust Funds 975C
15255 S 94th Ave Ste 300
Orland Park IL  60462-3897

Richard V Morgera MD Tr  Money Market Fund
Family Medicenter Inc      Class B          28,653         5.07%
Profit Sharing Plan
FBO Unallocated Assets
203 Prospect Ave
Middletown RI  02842-5605

Otha B Nance &           Municipal Bond Fund
V Zoann Nance Jtn Ros      Class B          17,145        46.38%
1529 South Kemensky Ave
Chicago IL  60623-1949

                                        Shares owned
Name and Address                        Beneficially
of Beneficial Owner        Class        or of Record     Percent
-------------------        -----        ------------     -------
National Financial       Core Equity Fund
  Services Corp            Class Y           1,956         0.54%
FBO Various Customers
ATTN:  Mutual Funds Dept Small Cap Growth Fund
  5th Floor                Class Y       1,338,993        40.49%
200 Liberty St
One World Financial      International Growth Fund
  Center                   Class Y         122,195        11.71%
New York NY  10281-1003
                         Science and Technology Fund
                           Class Y          59,328        34.70%

National Investor        High Income Fund
  Services Corp            Class Y             244         6.35%
for the Exclusive Benefit
of our Customers
55 Water St Fl 32
New York NY  10041-0028

Nationwide Trust         Core Equity Fund
  Company FSB              Class A          83,566         8.06%
C/O IPO Portfolio Accounting
P O Box 182029           Small Cap Growth Fund
Columbus OH  43218-2029    Class A         197,679        11.53%

                         Limited-Term Bond Fund
                           Class A          50,713         4.09%

                         International Growth Fund
                           Class A          26,529         3.48%

                         Asset Strategy Fund
                           Class A          73,449        18.14%

                         Science and Technology Fund
                           Class A          94,058        14.03%

                         High Income Fund
                           Class A          18,159         5.48%

Northern Trust Company   International Growth Fund
FBO Schwartz               Class Y         294,618        28.24%
  Charitable Remainder
Unit Trust
P O Box 92956
Chicago IL  60675-2956

Luverne J Olson &        Tax-Managed Equity Fund
Nancy G Olson Jtn Ros      Class B           2,833         5.35%
4024 Third Street NW
Rochester MN  55901-7564

                                        Shares owned
Name and Address                        Beneficially
of Beneficial Owner        Class        or of Record     Percent
-------------------        -----        ------------     -------
Lee Dester Pool (TOD)    Municipal Bond Fund
Thomas Pool                Class B           6,571        17.78%
3344 205th St
Olympia Flds IL  60461-1407

Lloyd E Potter &         Tax-Managed Equity Fund
  Nellie M Potter          Class B           4,759         8.98%
Co-Ttees U/A dtd 02-02-2001
Lloyd & Nellie M Potter Trust
1280 Happy Hollow Rd
Napoleon MO  64074-9114

Prudential Securities    International Growth Fund
  Inc                      Class Y         278,185        26.66%
Special Custody for the
  Benefit of the Client
ATTN:  Mutual Funds
1 New York Plz
New York NY  10292-0001

Quad City Bank &         International Growth Fund
  Trust Co Cust            Class Y          56,766         5.44%
For St Ambrose University
3551 7th St  Suite 100
Moline IL  61265-6156

Rosemary Riley (TOD)     Tax-Managed Equity Fund
326 S Davis St             Class B           3,743         7.06%
Ottumwa IA  52501-5007

Fiduciary Trust Co       High Income Fund
  NH Cust                  Class B          11,287         9.03%
IRA
FBO Donald P Sanford
P O Box 1570
La Conner WA  98257-1570

Marilyn L Shoemaker      Money Market Fund
5248 Cobblecreek Rd        Class B          84,958        15.04%
Salt Lake City UT  84117-6787

Trust Company of America Money Market Fund
FBO 65                     Class A       6,724,057        50.86%
PO Box 6503
Englewood CO  80155-6503

                                        Shares owned
Name and Address                        Beneficially
of Beneficial Owner        Class        or of Record     Percent
-------------------        -----        ------------     -------
UMBSC & Co               Small Cap Growth Fund
FBO Pittsburg State        Class Y         239,742         7.25%
  University
C/O Trust Dept - George Root
P O Box 419692
Kansas City MO  64141-6692

UMBSC & Co               Limited-Term Bond Fund
FBO VFW Veterans           Class Y          45,377        49.10%
  Service Fund
P O Box 419260
Kansas City MO  64141-6260

Fiduciary Trust Co       Money Market Fund
  NH Cust                  Class C         526,124         6.75%
IRA Rollover
FBO C A Vallombroso
30 Dorchester Ln
Branford CT  06405-2819

Verb & Co                International Growth Fund
4380 SW Macadam Ave        Class Y          94,310         9.04%
  Ste 450
Portland OR  97201-6407

Waddell & Reed Inc       Large Cap Growth Fund
ATTN:  Waddell & Reed      Class A         302,959        14.77%
  Controller
P O Box 29217            Mid Cap Growth Fund
Shawnee Mission KS         Class A         311,637        18.94%
  66201-9217
                         Tax-Managed Equity Fund
                           Class A         300,000        43.07%

                         Money Market Fund
                           Class A       3,217,691        24.34%

                         Municipal Bond Fund
                           Class Y             207       100.00%

                         High Income Fund
                           Class Y             271         7.04%

                                       Shares owned
Name and Address                       Beneficially
of Beneficial Owner        Class       or of Record     Percent
-------------------        -----        ------------     -------
Waddell & Reed           International Growth Fund
  Financial, Inc.          Class Y          62,170         5.96%
401(k) and Thrift Plan
6300 Lamar Avenue        Asset Strategy Fund
Overland Park KS 66201     Class Y           3,878         6.74%

                         Science and Technology Fund
                           Class Y          76,543        44.77%

                         High Income Fund
                           Class Y           3,270        85.14%

Woman's Club of Oakmont  Tax-Managed Equity Fund
P O Box 165                Class B           4,167         7.86%
Oakmont PA  15139-0165

                         PAYMENTS TO SHAREHOLDERS

General

     There are two (three, in the case of certain Funds) sources for the payments a Fund makes to you as a shareholder of a class of shares of a
Fund, other than payments when you redeem your shares. The first source is net investment income, which is derived from the dividends, interest and earned discount on the securities a Fund holds, less expenses (which will vary by class). The second source is net realized capital gains, which are derived from the proceeds received from a Fund's sale of securities at a price higher than the Fund's tax basis (usually cost) in such securities, less losses from sales of securities at a price lower than the Fund's basis therein; these gains can be either long-term or short-term, depending on how long a Fund has owned the securities before it sells them. The third source (in the case of W&R Asset Strategy Fund, W&R Core Equity Fund, W&R
High Income Fund, W&R Large Cap Growth Fund, W&R International Growth Fund,
W&R Mid Cap Growth Fund, W&R Science and Technology Fund and W&R Small Cap
Growth Fund) is net realized gains from foreign currency transactions. The payments made to shareholders from net investment income, net short-term capital gains, and net realized gains from certain foreign currency transactions are called dividends. Payments, if any, from net long-term capital gains and the remaining foreign currency gains are called distributions.

     Each Fund pays distributions from net capital gains (the excess of net long-term capital gains over net short-term capital losses). A Fund may or may not have such gains, depending on whether securities are sold and at what price. If a Fund has net capital gains, it will pay distributions once each year, in the latter part of the fourth calendar quarter, except to the extent it has net capital losses carried over from a prior year or years to offset the gains. It is the policy of each Fund to make annual capital gains distributions to the extent that net capital gains are realized in excess of available capital loss carryovers.

     Income and expenses are earned and incurred separately by each Fund, and gains and losses on portfolio transactions of each Fund are attributable only to that Fund. For example, capital losses realized by one
Fund would not affect capital gains realized by another Fund.

Choices You Have on Your Dividends and Distributions

     On your application form, you can give instructions that (1) you want cash for your dividends and/or distributions or (2) you want your dividends and/or distributions paid in Fund shares of the same class as that with respect to which they were paid. However, a total dividend and/or distribution amount less than five (5) dollars will be automatically paid in Fund shares of the same class as that with respect to which they were paid. You can change your instructions at any time. If you give no instructions, your dividends and distributions will be paid in Fund shares of the same class as that with respect to which they were paid. All payments in shares are at NAV without any sales charge. The NAV used for this purpose is that computed as of the record date for the dividend or distribution, although this could be changed by the Board of Directors.

     Even if you receive dividends and distributions on Class A shares in cash, you can thereafter reinvest them (or distributions only) in Class A shares of the Fund at NAV next calculated after receipt by Waddell & Reed of the amount clearly identified as a reinvestment. The reinvestment must be within forty-five (45) days after the payment.

                                   TAXES

General

     Each Fund has qualified since its inception for treatment as a regulated investment company (RIC) under the Code, so that it is relieved of Federal income tax on that part of its investment company taxable income
(consisting generally of taxable net investment income, net short-term capital gains and, for certain Funds, net gains from certain foreign currency transactions, determined without regard to any deduction for dividends paid) that it distributes to its shareholders. To continue to qualify for treatment as a RIC, a Fund must distribute to its shareholders for each taxable year at least 90% of the sum of its investment company taxable income plus, in the case of W&R Municipal Bond Fund, its net interest income excludable from gross income under Section 103(a) of the
Code  and must meet several additional requirements. With respect to each
Fund, these requirements include the following:  (1) the Fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or foreign currencies or other income
(including gains from options, futures contracts or forward currency contracts) derived with respect to its business of investing in securities or those currencies; (2) at the close of each quarter of the Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs and other securities that are limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund's total assets and that does not represent more than 10% of the issuer's outstanding voting securities; and (3) at the close of each quarter of the Fund's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. Government securities or the securities of other RICs) of any one issuer.

     Investments in precious metals would have adverse tax consequences for
W&R Asset Strategy Fund and its shareholders if it either (1) derived more than 10% of its gross income in any taxable year from the disposition of precious metals and from other income that does notqualify under the
Income Requirement or (2) held precious metals in such quantities that the
Fund failed to satisfy the 50% Diversification Requirement for any quarter.
W&R Asset Strategy Fund intends to continue to manage its portfolio so as to avoid failing to satisfy those requirements for these reasons.

     If a Fund failed to qualify for treatment as a RIC for any taxable year, (1) it would be taxed as an ordinary corporation on the full amount of its taxable income for that year (even if it distributed that income to its shareholders) and (2) the shareholders would treat all distributions out of its earnings and profits, including distributions of net capital gains and, for W&R Municipal Bond Fund, distributions that otherwise would be exempt-interest dividends described below, as dividends (that is, ordinary income). In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying for RIC treatment.

     Dividends and distributions declared by a Fund in December of any year and payable to its shareholders of record on a date in that month are deemed to have been paid by the Fund and received by the shareholders in
December even if the Fund pays them during the following January.
Accordingly, those dividends and distributions will be taxed to the shareholders for the year in which that December falls.

     If Fund shares are sold at a loss after being held for six months or less, the loss will be treated as a long-term, instead of short-term, capital loss to the extent of any distributions received on those shares.
Investors also should be aware that if they purchase shares shortly before the record date for a dividend or distribution, they will receive some portion of the purchase price back as a taxable dividend or distribution.

     Each Fund will be subject to a nondeductible 4% excise tax (Excise
Tax) to the extent it fails to distribute, by the end of any calendar year, substantially all of its ordinary income for that year and capital gains net income for the one-year period ending on October 31 of that year, plus certain other amounts. For these purposes, a Fund may defer into the next calendar year net capital loss incurred between November 1 and the end of the current calendar year. It is the policy of each Fund to pay sufficient dividends and distributions each year to avoid imposition of the Excise
Tax.

Income from Foreign Securities

     Dividends and interest received, and gains realized, by a Fund on foreign securities may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions (foreign taxes) that would reduce the yield and/or total return on its securities. Tax conventions between certain countries and the United States may reduce or eliminate foreign taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.

     If more than 50% of the value of W&R International Growth Fund's total assets at the close of its taxable year consists of securities of foreign corporations, that Fund will be eligible to, and may, file an election with the Internal Revenue Service that will enable its shareholders, in effect, to receive the benefit of the foreign tax credit with respect to any foreign taxes paid by it. Pursuant to any such election, W&R International
Growth Fund would treat those taxes as dividends paid to its shareholders and each shareholder would be required to (1) include in gross income, and treat as paid by the shareholder, the shareholder's proportionate share of those taxes, (2) treat the shareholder's share of those taxes and of any dividend paid by that Fund that represents income from foreign or U.S.
possessions sources as the shareholder's own income from those sources and
(3) either deduct the taxes deemed paid by the shareholder in computing the shareholder's taxable income or, alternatively, use the foregoing information in calculating the foreign tax credit against the shareholder's
Federal income tax. W&R International Growth Fund will report to its shareholders shortly after each taxable year their respective shares of that Fund's income from sources within foreign countries and U.S.
possessions and foreign taxes it paid, ifit makes this election.
Individuals who have no more than $300 ($600 for married persons filing jointly) of creditable foreign taxes included on Forms 1099 and all of whose foreign-source income is qualified passive income may elect each year to be exempt from the extremely complicated foreign tax credit limitation, in which event they would be able to claim a foreign tax credit without having to file the detailed Form 1116 that otherwise is required.

     Each of W&R Asset Strategy Fund, W&R Core Equity Fund, W&R High Income
Fund, W&R International Growth Fund, W&R Large Cap Growth Fund, W&R Mid Cap
Growth Fund, W&R Science and Technology Fund, W&R Small Cap Growth Fund,
and W&R Tax-Managed Equity Fund may invest in the stock of passive foreign investment companies (PFICs). A PFIC is any foreign corporation (with certain exceptions) that, in general, meets either of the following tests:
(1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, a Fund will be subject to Federal income tax on a portion of any excess distribution received on the stock of a PFIC or of any gain on disposition of the stock (collectively PFIC income), plus interest thereon, even if the Fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the Fund's investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders.

     If a Fund invests in a PFIC and elects to treat the PFIC as a qualified electing fund (QEF), then in lieu of the foregoing tax and interest obligation, the Fund will be required to include in income each year its pro rata share of the QEF's annual ordinary earnings and net capital gain -- which probably would have to be distributed by the Fund to satisfy the Distribution Requirement and avoid imposition of the Excise Tax
-- even if those earnings and gain were not distributed to the Fund by the
QEF. In most instances it will be very difficult, if not impossible, to make this election because of certain requirements thereof.

     A Fund may elect to mark to market its stock in any PFIC. Marking-to-
market, in this context, means including in ordinary income each taxable year the excess, if any, of the fair market value of a PFIC's stock over a
Fund's adjusted basis therein as of the end of that year. Pursuant to the election, a Fund also may deduct (as an ordinary, not capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock included by the Fund for prior taxable years under the election (and under regulations proposed in
1992 that provided a similar election with respect to the stock of certain
PFICs). A Fund's adjusted basis in each PFIC's stock with respect to which it makes this election will be adjusted to reflect the amounts of income included and deductions taken under the election.

Foreign Currency Gains and Losses

     Under Section 988 of the Code, gains or losses (1) from the disposition of foreign currencies, including forward currency contracts,
(2) except in certain circumstances, from options and forward contracts on foreign currencies (and on financial instruments involving foreign currencies) and from notional principal contracts (e.g., swaps, caps, floors, and collars) involving payments denominated in foreign currencies,
(3)on the disposition of each debt security denominated in a foreign currency that are attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security and the date of its disposition and (4) that are attributable to fluctuations in exchange rates that occur between the time a Fund accrues interest, dividends or other receivables, or expenses or other liabilities, denominated in a foreign currency and the time the Fund actually collects the receivables or pays the liabilities, generally are treated as ordinary income or loss.
These gains or losses may increase or decrease the amount of a Fund's investment company taxable income to be distributed to its shareholders as ordinary income, rather than affecting the amount of its net capital gain.

Income from Financial Instruments and Foreign Currencies

     The use of hedging and option income strategies, such as writing
(selling) and purchasing options and futures contracts and entering into forward currency contracts, involves complex rules that will determine for income tax purposes the amount, character and timing of recognition of the gains and losses a Fund realizes in connection therewith. Gains from the disposition of foreign currencies (except certain gains that may be excluded by future regulations), and gains from options, futures contracts and forward currency contracts a Fund derives with respect to its business of investing in securities or foreign currencies, will be treated as qualifying income under the Income Requirement.

     Any income a Fund earns from writing options is treated as short-term capital gains. If the Fund enters into a closing purchase transaction, it will have a short-term capital gain or loss based on the difference between the premium it receives for the option it wrote and the premium it pays for the option it buys. If an option written by the Fund lapses without being exercised, the premium it receives also will be a short-term capital gain.
If such an option is exercised and the Fund thus sells the securities subject to the option, the premium the Fund receives will be added to the exercise price to determine the gain or loss on the sale.

     Certain futures contracts, forward currency contracts and listed non-
equity options (that is, certain listed options, such as those on a broad-
based securities index) in which the Funds may invest will be Section 1256 contracts. Section 1256 contracts a Fund holds at the end of its taxable year, other than contracts subject to a mixed straddle election the Fund made, are marked-to-market (that is, treated as sold at that time for their fair market value) for Federal income tax purposes, with the result that unrealized gains or losses are treated as though they were realized. Sixty percent of any net gains or losses recognized on these deemed sales, and
60% of any net realized gains or losses from any actual sales of Section
1256 contracts, are treated as long-term capital gains or losses, and the balance is treated as short-term capital gains or losses. Section 1256 contracts also may be marked-to-market for purposes of the Excise Tax. A
Fund may need to distribute any mark-to-market gains to its shareholders to satisfy the Distribution Requirement and/or avoid imposition of the Excise
Tax, even though it may not have closed the transactions and received cash to pay the distributions.

     Code Section 1092 (dealing with straddles) also may affect the taxation of options, futures contracts and forward currency contracts in which the Funds may invest. That section defines a straddle as offsetting positions with respect to actively traded personal property; for these purposes, options, futures contracts and forward currency contracts are positions in personal property. Section 1092 generally provides that any loss from the disposition of a position in a straddle may be deducted only to the extent the loss exceeds the unrealized gain on the offsetting position(s) of the straddle. In addition, these rules may postpone the recognition of loss that would otherwise be recognized under the mark-to-
market rules discussed above. The regulations under Section 1092 also provide certain wash sale rules, which apply to transactions where a position is sold at a loss and a new offsetting position is acquired within a prescribed period, and short sale rules applicable to straddles. If a
Fund makes certain elections, the amount, character and timing of the recognition of its gains and losses from the affected straddle positions will be determined under rules that vary according to the elections made.
Because only a few of the regulations implementing the straddle rules have been promulgated, the tax consequences of straddle transactions to the
Funds are not entirely clear.

     If a Fund has an appreciated financial position -- generally, an interest (including an interest through an option, futures or forward currency contract or short sale) with respect to any stock, debt instrument
(other than straight debt) or partnership interest the fair market value of which exceeds its adjusted basis -- and enters into a constructive sale of the position, the Fund will be treated as having made an actual sale thereof, with the result that it will recognize gain at that time. A constructive sale generally consists of a short sale, an offsetting notional principal contract or a futures or forward currency contract a
Fund or a related person enters into with respect to the same or substantially identical property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially identical property will be deemed a constructive sale. The foregoing will not apply, however, to any transaction of a Fund during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and the Fund holds the appreciated financial position unhedged for 60 days after that closing (i.e., at no time during that 60-day period is the Fund's risk of loss regarding that position reduced by reason of certain specified transactions with respect to substantially identical or related property, such as having an option to sell, being contractually obligated to sell, making a short sale or granting an option to buy substantially identical stock or securities).

Zero Coupon and Payment-in-Kind Securities

     Certain Funds may acquire zero coupon or other securities issued with
OID. As a holder of those securities, a Fund must include in its income the portion of the OID that accrues on them during the taxable year, even if the Fund receives no corresponding payment on the securities during the year. Similarly, a Fund must include in its gross income securities it receives as interest on payment-in-kind securities. Because each Fund annually must distribute substantially all of its investment company taxable income, including any accrued OID and other non-cash income, to satisfy the Distribution Requirement and avoid imposition of the Excise
Tax, it may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives.
Those distributions will be made from the Fund's cash assets or from the proceeds of sales of portfolio securities, if necessary. The Fund may realize capital gains or losses from those sales, which would increase or decrease its investment company taxable income and/or net capital gains.

W&R Municipal Bond Fund

     Dividends paid by W&R Municipal Bond Fund will qualify as exempt-
interest dividends, and thus will be excludable from its shareholders'
gross income, if the Fund satisfies the additional requirement that, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consists of securities the interest on which is excludable from gross income under section 103(a); the Fund intends to continue to satisfy this requirement. The aggregate dividends excludable from all shareholders' gross income may not exceed the Fund's net tax-exempt income.
W&R Municipal Bond Fund uses the average annual method to determine the exempt income portion of each distribution, and the percentage of income designated as tax-exempt for any particular distribution may be substantially different from the percentage of its income that was tax-
exempt during the period covered by the distribution. The treatment of dividends from the Fund under state and local income tax laws may differ from the treatment thereof under the Code.

     If the Fund's shares are sold at a loss after being held for six months or less, the loss will be disallowed to the extent of any exempt-

interest dividends received on those shares. Tax-exempt interest attributable to certain PABs (including a proportionate part of the exempt-
interest dividends paid by the Fund attributable thereto) is a tax preference item for purposes of the AMT. Exempt-interest dividends received by a corporate shareholder also may be indirectly subject to the AMT without regard to whether the Fund's tax-exempt interest was attributable to PABs.

     Up to 85% of social security and railroad retirement benefits may be included in taxable income for recipients whose adjusted gross income
(including tax-exempt income such as the Fund's exempt-interest dividends)
plus 50% of their benefits exceeds certain base amounts. Exempt-interest dividends from the Fund still are tax-exempt to the extent described above;
they are only included in the calculation of whether a recipient's income exceeds the established amounts.

     If the Fund invests in any instruments that generate taxable income, under the circumstances described in its Prospectus, distributions of the income earned thereon will be taxable to the Fund's shareholders as ordinary income to the extent of its earnings and profits. Moreover, if the
Fund realizes capital gains as a result of market transactions, any distribution of those gains will be taxable to its shareholders. There also may be collateral Federal income tax consequences regarding the receipt of exempt-interest dividends by shareholders such as S corporations, financial institutions, and property and casualty insurance companies. A shareholder falling into any such category should consult its tax adviser concerning its investment in shares of the Fund.

                   PORTFOLIO TRANSACTIONS AND BROKERAGE

     One of the duties undertaken by WRIMCO pursuant to the Management
Agreement is to arrange for the purchase and sale of securities for the portfolio of each Fund. With respect to W&R Limited-Term Bond Fund, W&R
Money Market Fund, W&R Municipal Bond Fund and W&R High Income Fund, many purchases are made directly from issuers or from underwriters, dealers or banks. Purchases from underwriters include a commission or concession paid by the issuer to the underwriter. Purchases from dealers will include the spread between the bid and the asked prices. Otherwise, transactions in securities other than those for which an exchange is the primary market are generally effected with dealers acting as principals or market makers.
Brokerage commissions are paid primarily for effecting transactions in securities traded on an exchange and otherwise only if it appears likely that a better price or execution can be obtained. The individuals who manage the Funds may manage other advisory accounts with similar investment objectives. It can be anticipated that the manager will frequently, yet not always, place concurrent orders for all or most accounts for which the manager has responsibility or WRIMCO may otherwise combine orders for a
Fund with those of other funds in the W&R Funds, Waddell & Reed Advisors
Funds and W&R Target Funds, Inc. or other accounts for which it has investment discretion, including accounts affiliated with WRIMCO. WRIMCO, at its discretion, may aggregate such orders. Under current written procedures, transactions effected pursuant to such combined orders are averaged as to price and allocated in accordance with the purchase or sale orders actually placed for each fund or advisory account, except where the combined order is not filled completely. In this case, for a transaction not involving an initial public offering (IPO), WRIMCO will ordinarily allocate the transaction pro rata based on the orders placed, subject to certain variances provided for in the written procedures. For a partially filled IPO order, subject to certain variances specified in the written procedures, WRIMCO generally allocates the shares as follows: the IPO shares are initially allocated pro rata among the included funds and/or advisory accounts grouped according to investment objective, based on relative total assets of each group; and the shares are then allocated within each group pro rata based on relative total assets of the included funds and/or advisory accounts, except that (a) within a group having a small cap-related investment objective, shares are allocated on a rotational basis after taking into account the impact of the anticipated initial gain on the value of the included fund or advisory account and (b)
within a group having a mid-cap-related investment objective, shares are allocated based on the portfolio manager's judgment, including but not limited to such factors as the fund's or advisory account's investments strategies and policies, cash availability, any minimum investment policy, liquidity, anticipated term of the investment and current securities positions.

     In all cases, WRIMCO seeks to implement its allocation procedures to achieve a fair and equitable allocation of securities among its funds and other advisory accounts. Sharing in large transactions could affect the price a Fund pays or receives or the amount it buys or sells. As well, a better negotiated commission may be available through combined orders.

     To effect the portfolio transactions of a Fund, WRIMCO is authorized to engage broker-dealers (brokers) which, in its best judgment based on relevant factors, will implement the policy of the Fund to seek best execution (prompt and reliable execution at the best price obtainable) for reasonable and competitive commissions. WRIMCO need not seek competitive commission bidding but is expected to minimize the commissions paid to the extent consistent with the interests and policies of the Funds. Subject to review by the Board of Directors, such policies include the selection of brokers which provide execution and/or research services and or other services, including pricing or quotation services, directly or through others (research and brokerage services) considered by WRIMCO to be useful or desirable for its investment management of the Fund and/or the other funds and accounts for which WRIMCO has investment discretion.

     Such research and brokerage services are, in general, defined by reference to Section 28(e) of the Securities Exchange Act of 1934 as
including (1) advice, either directly or through publications or writings, as to the value of securities, the advisability of investing in, purchasing or selling securities and the availability of securities and purchasers or sellers; (2) furnishing analyses and reports; or (3) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement and custody). Investment discretion is, in general, defined as having authorization to determine what securities shall be purchased or sold for an account or making those decisions even though someone else has responsibility.

     The commissions paid to brokers that provide such research and/or brokerage services may be higher than the commission another qualified broker would charge for effecting comparable transactions if a good faith determination is made by WRIMCO that the commission is reasonable in relation to the research or brokerage services provided. Subject to the foregoing considerations, WRIMCO may also consider sales of Fund shares as a factor in the selection of broker-dealers to execute portfolio transactions. No allocation of brokerage or principal business is made to provide any other benefits to WRIMCO.

     The investment research provided by a particular broker may be useful only to one or more of the other advisory accounts of WRIMCO, and investment research received for the commissions of those other accounts may be useful both to the Funds and one or more of such other accounts. To the extent that electronic or other products provided by such brokers to assist WRIMCO in making investment management decisions are used for administration or other non-research purposes, a reasonable allocation of the cost of the product attributable to its non-research use is made by
WRIMCO.

     Such investment research (which may be supplied by a third party at the request of a broker) includes information on particular companies and industries as well as market, economic or institutional activity areas. It serves to broaden the scope and supplement the research activities of
WRIMCO; serves to make available additional views for consideration and comparisons; and enables WRIMCO to obtain market information on the price of securities held in a Fund's portfolio or being considered for purchase.

     The Funds may also use brokerage to pay for pricing or quotation services to value securities.

     The table below sets forth the brokerage commissions paid by each of the Funds then in existence during the fiscal years ended March 31, 2002,
2001 and 2000. These figures do not include principal transactions or spreads or concessions on principal transactions, i.e., those in which a
Fund sells securities to a broker-dealer firm or buys from a broker-dealer firm securities owned by it.

                                   2002        2001         2000

W&R Asset Strategy Fund        $227,635    $203,332     $137,754
W&R Core Equity Fund            349,642     442,608      542,947
W&R High Income Fund                743       2,275        4,396
W&R International Growth Fund   636,691     835,016      897,915
W&R Large Cap Growth Fund        59,331      31,789           NA
W&R Limited-Term Bond Fund          ---         ---          ---
W&R Mid Cap Growth Fund          24,477      15,528           NA
W&R Municipal Bond Fund           1,277       7,529          ---
W&R Science and
Technology Fund                 279,635     162,423       60,770
W&R Small Cap Growth Fund       238,679     211,750      330,466
W&R Tax-Managed Equity Fund      12,989       8,911           NA
                            ------------  -----------   -----------
Total                        $1,831,099  $1,921,161   $1,974,248

     The next table shows for each of the Funds the transactions, other than principal transactions, which were directed to broker-dealers who provided research services as well as execution and the brokerage commissions paid during the fiscal year ended March 31, 2002 for each of the Funds. These transactions were allocated to these broker-dealers by the internal allocation procedures described above.

                                Amount of        Brokerage
Fund                           Transactions     Commissions

W&R Asset Strategy Fund         $64,339,797        $154,964
W&R Core Equity Fund            197,929,239         264,229
W&R High Income Fund                286,060             500
W&R International Growth Fund    14,993,681          22,845
W&R Large Cap Growth Fund        34,577,408          51,262
W&R Limited-Term Bond Fund              ---             ---
W&R Mid Cap Growth Fund           7,504,873          16,185
W&R Municipal Bond Fund                 ---             ---
W&R Science and
Technology Fund                  79,630,432         138,419
W&R Small Cap Growth Fund        69,185,358         133,028
W&R Tax-Managed Equity Fund       5,513,561           9,452
                            ----------------  ---------------
Total                          $473,960,409        $790,883

     As of March 31, 2002, each of the following Funds held securities issued by their respective regular broker-dealers, as follows:  Core Equity
Fund owned Citigroup Inc. (parent of Salomon Smith Barney Inc., a regular broker-dealer of the Funds), The Goldman Sachs Group, Inc. (parent of
Goldman, Sachs & Co., a regular broker-dealer of the Funds) and J.P. Morgan
Chase & Co. (parent of J.P. Morgan Securities Inc., a regular broker-dealer of the Funds) in the amounts of $5,808,696, $9,981,650 and $5,279,765, respectively; International Growth Fund owned J.P. Morgan Securities Inc.
and UBS AG, Registered Shares (parent of UBS Warburg LLC, a regular broker-
dealer of the Funds) in the amounts of $2,410,000 and $1,091,479, respectively; Large Cap Growth Fund owned Bank of America Corporation
(parent of Bank of America Securities LLC, a regular broker-dealer of the
Funds), The Goldman Sachs Group, Inc., Citigroup Inc., J.P. Morgan
Securities Inc. and Morgan Stanley Dean Witter & Co. (parent of Morgan
Stanley & Co. Incorporated, a regular broker-dealer of the Funds) in the amounts of $802,636, $803,225, $485,296, $1,337,000 and $435,556,
respectively; Mid Cap Growth Fund owned J.P. Morgan Securities Inc. in the amount of $1,769,000; and Tax-Managed Equity Fund owned Citigroup Inc., The
Goldman Sachs Group, Inc., J.P. Morgan Securities Inc. and Morgan Stanley
Dean Witter & Co. in the amounts of $84,184, $99,275, $395,000 and $63,041, respectively.

     W&R Funds, WRIMCO and Waddell & Reed have adopted a Code of Ethics under Rule 17j-1 of the 1940 Act that permits their respective directors, officers and employees to invest in securities, including securities that may be purchased or held by a Fund. The Code of Ethics subjects covered personnel to certain restrictions that include prohibited activities, pre-
clearance requirements and reporting obligations.

                             OTHER INFORMATION

General

     W&R Funds was organized on January 29, 1992. Prior to June 30, 2000, it was known as Waddell & Reed Funds, Inc.(SM)

The Shares of the Funds

     The shares of each of the Funds represents an interest in that Fund's securities and other assets and in its profits or losses. Each fractional share of a class has the same rights, in proportion, as a full share of that class.

     Each Fund offers four classes of its shares:  Class A, Class B, Class
C and Class Y (except Money Market Fund does not offer Class Y shares).
Each class of a Fund represents an interest in the same assets of the Fund and differs as follows:  each class of shares has exclusive voting rights pertaining to matters appropriately limited to that class; Class A shares are subject to an initial sales charge and to an ongoing distribution and/or service fee and certain Class A shares are subject to a CDSC; Class
B and Class C shares are subject to a CDSC and to ongoing distribution and service fees; Class B shares convert to Class A shares eight years after the month in which the shares were purchased, and such conversion will be made, without charge or fee, on the basis of the relative NAV of the two classes; and Class Y shares, which are designated for institutional and other eligible investors, have no sales charge and are not subject to a
CDSC but are subject to an ongoing distribution and service fee that differs in amount from that of the Class B and Class C shares. Each class may bear differing amounts of certain class-specific expenses; and each class has a separate exchange privilege. The Funds do not anticipate that there will be any conflicts between the interests of holders of the different classes of shares of the same Fund by virtue of those classes. On an ongoing basis, the Board of Directors will consider whether any such conflict exists and, if so, take appropriate action. Each share of a Fund is entitled to equal voting, dividend, liquidation and redemption rights, except that due to the differing expenses borne by the four classes, dividends and liquidation proceeds of Class B and Class C shares are expected to be lower than for Class A shares of the same Fund. Each fractional share of a class has the same rights, in proportion, as a full share of that class. Shares are fully paid and nonassessable when purchased.

     The Funds do not hold annual meetings of shareholders; however, certain significant corporate matters, such as the approval of a new investment advisory agreement or a change in a fundamental investment policy, which require shareholder approval will be presented to shareholders at a meeting called by the Board of Directors for such purpose.

     Special meetings of shareholders may be called for any purpose upon receipt by a Fund of a request in writing signed by shareholders holding not less than 25% of all shares entitled to vote at such meeting, provided certain conditions stated in the Bylaws are met. There will normally be no meeting of the shareholders for the purpose of electing directors until such time as less than a majority of directors holding office have been elected by shareholders, at time which the directors then in office will call a shareholders' meeting for the election of directors. To the extent that Section 16(c) of the 1940 Act applies to a Fund, the directors are required to call a meeting of shareholders for the purpose of voting upon the question of removal of any director when requested in writing to do so by the shareholders of record of not less than 10% of the Fund's outstanding shares.

     Each share (regardless of class) has one vote. All shares of a Fund vote together as a single class, except as to any matter for which a separate vote of any class is required by the 1940 Act, and except as to any matter which affects the interests of one or more particular classes, in which case only the shareholders of the affected classes are entitled to vote, each as a separate class.

     Each share of each Fund (regardless of class) is entitled to one vote.
On certain matters such as the election of Directors, all shares of the twelve Funds vote together as a single class. On other matters affecting a particular Fund, the shares of that Fund vote together as a separate class, such as with respect to a change in an investment restriction of a particular Fund, except that as to matters for which a separate vote of a class is required by the 1940 Act or which affects the interests of one or more particular classes, the affected shareholders vote as a separate class. In voting on a Management Agreement, approval by the shareholders of a Fund is effective as to that Fund whether or not enough votes are received from the shareholders of the other Funds to approve the Management
Agreement for the other Funds.

                                APPENDIX A

     The following are descriptions of some of the ratings of securities which the Fund may use. The Fund may also use ratings provided by other nationally recognized statistical rating organizations in determining the securities eligible for investment.

                        DESCRIPTION OF BOND RATINGS

      Standard & Poor's, a division of The McGraw-Hill Companies, Inc.A
Standard & Poor's (S&P) corporate bond rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation.
This assessment of creditworthiness may take into consideration obligors such as guarantors, insurers or lessees.

     The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

     The ratings are based on current information furnished to  S&P by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

     The ratings are based, in varying degrees, on the following considerations:

     1.   Likelihood of default -- capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

     2.   Nature of and provisions of the obligation;

     3.   Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors'
          rights.

     AAA -- Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

     AA -- Debt rated AA also qualifies as high quality debt. Capacity to pay interest and repay principal is very strong, and debt rated AA differs from AAA issues only in a small degree.

     A -- Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

     BBB -- Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

     BB, B, CCC, CC, C -- Debt rated BB, B, CCC, CC and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

     BB -- Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.
The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

     B -- Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments.
Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

     CCC -- Debt rated CCC has a currently indefinable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal.
In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The
CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

     CC -- The rating CC is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

     C -- The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

     CI -- The rating CI is reserved for income bonds on which no interest is being paid.

     D -- Debt rated D is in payment default. It is used when interest payments or principal payments are not made on a due date even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace periods. The D rating will also be used upon a filing of a bankruptcy petition if debt service payments are jeopardized.

     Plus (+) or Minus (-) -- To provide more detailed indications of credit quality, the ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

     NR -- Indicates that no public rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

     Debt Obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

     Bond Investment Quality Standards:  Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories (AAA, AA, A, BBB, commonly known as investment grade ratings) are generally regarded as eligible for bank investment. In addition, the laws of various states governing legal investments may impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies and fiduciaries generally.

      Moody's Corporation.A brief description of the applicable Moody's
Corporation (Moody's) rating symbols and their meanings follows:

     Aaa -- Bonds which are rated Aaa are judged to be of the best quality.
They carry the smallest degree of investment risk and are generally referred to as gilt edge. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations.
Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa -- Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured.
Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Some bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

NOTE:  Bonds within the above categories which possess the strongest investment attributes are designated by the symbol 1 following the rating.

     Ba -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during good and bad times over the future.
Uncertainty of position characterizes bonds in this class.

     B -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Caa -- Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     Ca -- Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     C -- Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

                  Description of Preferred Stock Ratings

      Standard & Poor's, a division of The McGraw-Hill Companies, Inc.An
S&P preferred stock rating is an assessment of the capacity and willingness of an issuer to pay preferred stock dividends and any applicable sinking fund obligations. A preferred stock rating differs from a bond rating inasmuch as it is assigned to an equity issue, which issue is intrinsically different from, and subordinated to, a debt issue. Therefore, to reflect this difference, the preferred stock rating symbol will normally not be higher than the debt rating symbol assigned to, or that would be assigned to, the senior debt of the same issuer.

     The preferred stock ratings are based on the following considerations:

1.   Likelihood of payment - capacity and willingness of the issuer to meet the timely payment of preferred stock dividends and any applicable sinking fund requirements in accordance with the terms of the obligation;

2.   Nature of, and provisions of, the issue;

3.   Relative position of the issue in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

     AAA -- This is the highest rating that may be assigned by Standard &
Poor's to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

     AA -- A preferred stock issue rated AA also qualifies as a high-
quality fixed income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated AAA.

     A -- An issue rated A is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

     BBB -- An issue rated BBB is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the
'A' category.

     BB, B, CCC -- Preferred stock rated BB, B, and CCC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay preferred stock obligations. BB indicates the lowest degree of speculation and CCC the highest degree of speculation. While such issues will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

     CC -- The rating CC is reserved for a preferred stock issue in arrears on dividends or sinking fund payments but that is currently paying.

     C -- A preferred stock rated C is a non-paying issue.

     D -- A preferred stock rated D is a non-paying issue with the issuer in default on debt instruments.

     NR -- This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

     Plus (+) or minus (-) -- To provide more detailed indications of preferred stock quality, the rating from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

     A preferred stock rating is not a recommendation to purchase, sell, or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to S&P by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

      Moody's Investors Service, Inc.Because of the fundamental
differences between preferred stocks and bonds, a variation of Moody's familiar bond rating symbols is used in the quality ranking of preferred stock. The symbols are designed to avoid comparison with bond quality in absolute terms. It should always be borne in mind that preferred stock occupies a junior position to bonds within a particular capital structure and that these securities are rated within the universe of preferred stocks.

      Note:  Moody's applies numerical modifiers 1, 2 and 3 in each rating classification; the modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-
range ranking and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

     Preferred stock rating symbols and their definitions are as follows:

     aaa -- An issue which is rated aaa is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

     aa -- An issue which is rated aa is considered a high-grade preferred stock. This rating indicates that there is a reasonable assurance the earnings and asset protection will remain relatively well-maintained in the foreseeable future.

     a -- An issue which is rated a is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the aaa and aa classification, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

     baa -- An issue which is rated baa is considered to be a medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

     ba -- An issue which is rated ba is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

     b -- An issue which is rated b generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

     caa -- An issue which is rated caa is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

     ca -- An issue which is rated ca is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payments.

     c -- This is the lowest rated class of preferred or preference stock.
Issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

                        DESCRIPTION OF NOTE RATINGS

      Standard and Poor's, a division of The McGraw-Hill Companies, Inc.
An S&P note rating reflects the liquidity factors and market access risks unique to notes. Notes maturing in 3 years or less will likely receive a note rating. Notes maturing beyond 3 years will most likely receive a long-
term debt rating. The following criteria will be used in making that assessment.

   --Amortization schedule (the larger the final maturity relative to other maturities, the more likely the issue is to be treated as a note).
   --Source of Payment (the more the issue depends on the market for its refinancing, the more likely it is to be treated as a note).

     The note rating symbols and definitions are as follows:

     SP-1 Strong capacity to pay principal and interest. Issues determined to possess very strong characteristics are given a plus (+)
         designation.
     SP-2 Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.
     SP-3 Speculative capacity to pay principal and interest.

      Moody's Investors Service, Inc.Moody's Short-Term Loan Ratings -
Moody's ratings for state and municipal short-term obligations will be designated Moody's Investment Grade (MIG). This distinction is in recognition of the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower are uppermost in importance in short-term borrowing, while various factors of major importance in bond risk are of lesser importance over the short run. Rating symbols and their meanings follow:

     MIG 1 -- This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

     MIG 2 -- This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

     MIG 3 -- This designation denotes favorable quality. All security elements are accounted for but this is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

     MIG 4 -- This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

                 DESCRIPTION OF COMMERCIAL PAPER RATINGS

      Standard & Poor's, a division of The McGraw-Hill Companies, Inc.An
S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.
Ratings are graded into several categories, ranging from A-1 for the highest quality obligations to D for the lowest. Issuers rated A are further referred to by use of numbers 1, 2 and 3 to indicate the relative degree of safety. Issues assigned an A rating (the highest rating) are regarded as having the greatest capacity for timely payment. An A-1 designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation. An A-2 rating indicates that capacity for timely payment is satisfactory; however, the relative degree of safety is not as high as for issues designated A-1.
Issues rated A-3 have adequate capacity for timely payment; however, they are more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations. Issues rated B are regarded as having only speculative capacity for timely payment. A C rating is assigned to short-term debt obligations with a doubtful capacity for payment. Debt rated D is in payment default, which occurs when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

      Moody's Corporation commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody's employs the designations of Prime 1, Prime 2 and Prime 3, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers.
Issuers rated Prime 1 have a superior capacity for repayment of short-term promissory obligations and repayment capacity will normally be evidenced by
(1) lending market positions in well established industries; (2) high rates of return on Funds employed; (3) conservative capitalization structures with moderate reliance on debt and ample asset protection; (4) broad margins in earnings coverage of fixed financial charges and high internal cash generation; and (5) well established access to a range of financial markets and assured sources of alternate liquidity. Issuers rated Prime 2 also have a strong capacity for repayment of short-term promissory obligations as will normally be evidenced by many of the characteristics described above for Prime 1 issuers, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation;
capitalization characteristics, while still appropriate, may be more affected by external conditions; and ample alternate liquidity is maintained. Issuers rated Prime 3 have an acceptable capacity for repayment of short-term promissory obligations, as will normally be evidenced by many of the characteristics above for Prime 1 issuers, but to a lesser degree.
The effect of industry characteristics and market composition may be more pronounced; variability in earnings and profitability may result in changes in the level of debt protection measurements and requirement for relatively high financial leverage; and adequate alternate liquidity is maintained.

      Fitch Ratings-National Short-term Credit Ratings

     F1-Indicates the strongest capacity for timely payment of financial commitments relative to other issuers or issues in the same country. Under
Fitch Ratings' national rating scale, this rating is assigned to the best credit risk relative to all others in the same country and is normally assigned to all financial commitments issued or guaranteed by the government. Where the credit risk is particularly strong, a + is added to the assigned rating.

     F2-Indicates a satisfactory capacity for timely payment of financial commitments relative other issuers in the same country. However, the margin of safety is not as great as in the case of the higher ratings.

     F3-Indicates an adequate capacity for timely payment of financial commitments relative to other issuers or issues in the same country.
However, such capacity is more susceptible to near-term adverse changes than for financial commitments in higher rated categories.

     B-Indicates an uncertain capacity for timely payment of financial commitments relative to other issuers or issues in the same country. Such capacity is highly susceptible to near-term adverse changes in financial and economic conditions.

     C-Indicates a highly uncertain capacity for timely payment of financial commitments relative to other issues in the same country.
Capacity or meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

     D-Indicates actual or imminent payment default.

     Notes to Short-term national rating:

     + or - may be appended to a national rating to denote relative status within a major rating category. Such suffixes are not added to Short-term national ratings other than F1.

     Ratings Watch:  Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as Positive, indicating a potential upgrade, Negative, for a potential downgrade, or Evolving, if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

                        Financial Statements

     The Financial Statements, including notes thereto, for the fiscal year ended March 31, 2002, for each of the Funds in W&R Funds, Inc. are incorporated by reference. They are contained in the Funds' Annual Report to Shareholders, dated March 31, 2002, which is available upon request.

                              APPENDIX B

Report of Independent Certified Public Accountants

To the Board of Trustees and
Shareholders of Ivy Fund

In our opinion, the accompanying statements of changes in net assets and the financial highlights present fairly, in all material respects, the changes in net assets of Ivy Cundill Global Value Fund, Ivy Developing
Markets Fund, Ivy European Opportunities Fund, Ivy Global Fund, Ivy Global
Natural Resources Fund, Ivy Global Science & Technology Fund, Ivy
International Fund, Ivy International Small Companies Fund, Ivy
International Value Fund, Ivy Pacific Opportunities Fund, Ivy Growth Fund,
Ivy US Blue Chip Fund, Ivy US Emerging Growth Fund, Ivy Bond Fund and Ivy
Money Market Fund (constituting portfolios within Ivy Fund, hereafter referred to as the "Fund") for the year ended December 31, 2001 and the financial highlights for each of the periods indicated through the year ended December 31, 2001, in conformity with accounting principles generally accepted in the United States of America.  These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation.
We believe that our audits, which included confirmation of securities at
December 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Fort Lauderdale, Florida
February 8, 2002

                                 W&R Funds, Inc.
                              6300 Lamar Avenue
                               P.O. Box 29217
                     Shawnee Mission, Kansas  66201-9217
                               (913) 236-2000
                                  FORM N-14
                                   PART B
                    STATEMENT OF ADDITIONAL INFORMATION
                               April __, 2003

     This Statement of Additional Information (the "SAI") relates to the proposed Acquisition (the "Acquisition") of the Ivy US Blue Chip Fund, a series of the Ivy Fund (the "Acquired Fund") by the W&R Core Equity Fund, a series of the W&R Funds, Inc. ("W&R Fund" or the "Acquiring Fund").

    This SAI contains information which may be of interest to shareholders but which is not included in the Combined Prospectus and Proxy Statement dated
April __, 2003 (the "Prospectus/Proxy Statement") of the Acquiring Fund which relates to the Acquisition. As described in the Prospectus/Proxy Statement, the
Acquisition would involve the transfer of all the assets of the Acquired Fund in exchange for shares of the Acquiring Fund and the assumption of all the liabilities of the Acquired Fund. The Acquired Fund would distribute the
Acquiring Fund shares it receives to its shareholders in complete liquidation of the Acquired Fund.

    This SAI is not a prospectus and should be read in conjunction with the
Prospectus/Proxy Statement. The Prospectus/Proxy Statement has been filed with the Securities and Exchange Commission and is available upon request and without charge by writing to or calling the Fund at the address or telephone number set forth above.

    Unless otherwise indicated, capitalized terms used herein and not otherwise defined have the same meanings as are given to them in the
Prospectus/Proxy Statement.

I.  Additional Information about the Acquiring Fund and the Acquired Fund ... 1

II. Financial Statements .................................................... 2

I.  Additional Information about the Acquiring Fund and the Acquired Fund.

    Attached hereto as Appendix A is additional information for the Acquiring
Fund.

    Further information about Class A shares, Class B shares, Class C shares and Class Y shares of the W&R Fund is contained in and incorporated herein by reference to the Statement of Additional Information for the W&R Fund dated
July 29, 2002, as supplemented.

    Further information about Class A shares, Class B shares, Class C shares,
Class I shares and Advisor Class shares of the Acquired Fund is contained in and incorporated herein by reference to the Statement of Additional Information for the Acquired Fund dated April 30, 2002.

II.  Financial Statements.

    The audited financial statements and related Report of Independent
Auditors included in the Annual Report for the year ended December 31, 2002, for the Acquired Fund and the audited financial statements and related report of Independent Auditors included in each of the Annual Report for the year ended March 31, 2002 and the Semi-Annual Report for the period ended September
30, 2002 of the W&R Fund are incorporated herein by reference. No other parts of the Annual and Semi-Annual Reports are incorporated herein by reference.

                            W&R CORE EQUITY FUND
                            IVY US BLUE CHIP FUND

                   PRO FORMA COMBINED FINANCIAL STATEMENTS
               FOR THE TWELVE MONTHS ENDED SEPTEMBER 30, 2002
                                (UNAUDITED)

     The following unaudited Pro Forma Combined Statement of Assets and
Liabilities, including the unaudited Pro Forma Combined Investments of the
Acquiring Fund and the Acquired Fund as of September 30, 2002 has been derived from the respective statements of assets and liabilities, including the schedules of investments, of the Acquiring Fund and the Acquired Fund as of
September 30, 2002 and December 31, 2002, respectively.

     The pro forma statements give effect to the proposed transfer of all of the assets of the Acquired Fund to the Acquiring Fund in exchange for the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund and for a number of the Acquiring Fund's shares equal in value to the value of the net assets of the Acquired Fund transferred to the Acquiring Fund. Assuming the shareholders of the Acquired Fund approve the combination, the Acquiring
Fund will be the accounting survivor for financial statement purposes.

    The unaudited Pro Forma Combined Statement of Assets and Liabilities is
presented for informational purposes only and does not purport to be indicative of the financial condition that would have resulted if the Reorganization had been consummated on September 30, 2002. The unaudited Pro Forma Financial
Statements should be read in conjunction with the respective financial statements and related notes of Acquiring Fund and Acquired Fund incorporated by reference in this Statement of Additional Information.

TROY OUNCES, SHARES OR                                                                            (Unaudited)
PRINCIPAL AMOUNT (000          DESCRIPTION                                        VALUE
       OMITTED)
W&R          IVY US     PRO                                      W&R CORE       IVY US       PRO
CORE
EQUITY       BLUE      FORMA                                      EQUITY       BLUE CHIP    FORMA
             CHIP
FUND         FUND     COMBINED                                     FUND          FUND      COMBINED

                               COMMON STOCKS
                               Aircraft
             7,490             Boeing Company                                   247,095     247,095
                               (The)
  250,600    4,505    255,105  Lockheed Martin Corporation       16,206,302     260,164  16,466,466
  146,700             146,700  Raytheon Company                   4,298,310               4,298,310
                                 Total                           20,504,612     507,259  21,011,871

                               Aluminum
  243,600    9,710    253,310  Alcoa Incorporated                 4,701,480     221,194   4,922,674

                               Banks
             6,200             BB&T Corporation                                229,338     229,338
             8,535      8,535  Bank One Corporation                             311,954     311,954
             8,855      8,855  Bank of America Corporation                      616,042     616,042
            24,715     24,715  Citigroup Inc.                                   869,721     869,721
             4,885      4,885  State Street Corporation                         190,515     190,515
             3,500      3,500  Sun Trust Banks, Inc.                            199,220     199,220
  368,300   15,245    383,545  U.S. Bancorp                       6,813,550     323,499   7,137,049
             8,515      8,515  Washington Mutual, Inc.                          294,023     294,023
            10,130     10,130  Wachovia Corporation                             369,137     369,137
  122,100   10,480    132,580  Wells Fargo & Company              5,880,336     491,198   6,371,534
                                 Total                           12,693,886   3,894,647  16,588,533

                               Beverages
   90,300    6,125     96,425  Anheuser-Busch Companies,          4,569,180     296,450   4,865,630
                               Inc.
            11,405     11,405  Coca-Cola Company (The)                          499,767     499,767
            10,520     10,520  PepsiCo, Inc.                                    444,154     444,154
                                 Total                            4,569,180   1,240,371   5,809,551

                               Broadcasting
            16,166             Comcast Corporation, Class A                     381,033     381,033
                               Special (#)
  142,084             142,084  Cox Communications, Inc.,          3,493,846               3,493,846
                               Class A*
   90,900   10,970    101,870  Viacom Inc., Class B*              3,685,995      447,137   4,133,132
                                  Total                           7,179,841      828,170   8,008,011

                               Business Equipment
                               and Services
  173,600             173,600  Accenture Ltd*                     2,479,008               2,479,008
             6,005      6,005  Automatic Data Processing, Inc.                  235,696     235,696
             6,745      6,745  First Data Corporation                           238,841     238,841
             3,780      3,780  United Technologies                              234,133     234,133
                               Corporation
                                 Total                            2,479,008     708,670   3,187,678

                               Capital Equipment
   63,200              63,200  Caterpillar Inc.                   2,352,304               2,352,304

                               Chemicals -- Petroleum and
                               Inorganic
   75,400    6,995     82,395  du Pont (E.I.) de Nemours and      2,719,678     296,588   3,016,266
                               Company

                               Chemicals -- Specialty
   90,300    3,430     93,730  Air Products and Chemicals,        3,793,503     146,632   3,940,135
                               Inc.

                               Communications Equipment
             3,523      3,523  AT&T Corp.                                        91,985      91,985
   200,700  40,765    241,465  Cisco Systems, Inc.*               2,103,336     534,021   2,637,357
                                 Total                            2,103,336     626,006   2,729,342

                               Computers -- Main and Mini
            19,295     19,295  Hewlett-Packard Company                          334,961     334,961
             8,665      8,665  International Business Machines                  671,538     671,538
                               Corporation
                                 Total                                    0   1,006,499   1,006,499

                               Computers -- Micro
            15,705     15,705  Dell Computer Corporation                        419,952     419,952

                               Computers -- Peripherals
  185,000   26,460    211,460  Microsoft Corporation*             8,090,050   1,367,982   9,458,032
            33,960     33,960  Oracle Corporation                               366,768     366,768
  268,300             268,300  SAP Aktiengesellschaft, ADR        3,018,375               3,018,375
                                 Total                           11,108,425   1,734,750  12,843,175

                               Cosmetics and Toiletries
             8,165      8,165  Gillette Company (The)                           247,889     247,889

                               Defense
             2,335      2,335  General Dynamics Corporation                     185,329     185,329

                               Electrical Equipment
            13,530     13,530  Tyco International Ltd.                          231,092     231,092

                               Electronic Components
   63,300    2,100     65,400  Analog Devices, Inc.*              1,247,010      50,127   1,297,137
  116,600   34,410    151,010  Intel Corporation                  1,617,825     535,764   2,153,589
             2,060      2,060  Linear Technology Corporation                     52,983      52,983
             2,210      2,210  Maxim Integrated Products, Inc.                   73,018      73,018
            17,450     17,450  Motorola, Inc.                                   150,943     150,943
            13,845     13,845  Texas Instruments Incorporated                   207,813     207,813
                                 Total                            2,864,835   1,070,648   3,935,483

                               Electronic Instruments
            14,910     14,910  Applied Materials, Inc.                          194,277     194,277

                               Farm Machinery
  106,500             106,500  Deere & Company                    4,840,425               4,840,425

                               Finance Companies
             4,080      4,080  Fifth Third Bancorp                              238,884     238,884

                               Food and Related
             6,650      6,650  SYSCO Corporation                                198,104     198,104

                               Forest and Paper Products
             5,505      5,505  International Paper Company                      192,510     192,510

                               Health Care -- Drugs
             8,115      8,115  Abbott Laboratories                              324,600     324,600
             7,470      7,470  Amgen Inc.                                       361,100     361,100
  104,200             104,200  Forest Laboratories, Inc.*         8,545,442               8,545,442
             6,330      6,330  Eli Lilly and Company                            401,955     401,955
            11,465     11,465  Merck & Co., Inc.                                649,034     649,034
  255,475   27,855    283,330  Pfizer Inc.                        7,413,885     851,527   8,265,412
  129,273    7,985    137,258  Pharmacia Corporation              5,026,134     333,773   5,359,907
             9,600      9,600  Schering-Plough Corporation                      213,120     213,120
                                 Total                           20,985,461   3,135,109  24,120,570

                               Health Care -- General
            12,005     12,005  Bristol-Myers Squibb Company                     277,916     277,916
   56,500   14,155     70,655  Johnson & Johnson                  3,055,520     760,265   3,815,785
             8,060      8,060  Wyeth                                            301,444     301,444
                                 Total                            3,055,520   1,339,625   4,395,145

                               Homebuilders,Mobile Homes
             2,815      2,815  Pulte Homes, Inc.                                134,754     134,754

                               Hospital Supply
                               and Management
   52,500    7,470     59,970  Medtronic, Inc.                    2,211,300     340,632   2,551,932
             2,445      2,445  UnitedHealth Group                               204,158     204,158
                               Incorporated
                                 Total                            2,211,300     544,790   2,756,090

                               Household -- General
                               Products
             4,415      4,415  Colgate-Palmolive Company                        231,478     231,478
             2,930      2,930  Kimberly-Clark Corporation                       139,087     139,087
             7,065      7,065  Procter & Gamble Company                         607,166     607,166
                               (The)
                                 Total                                    0     977,731     977,731

                               Insurance -- Property and
                               Casualty
  75,350    14,245     89,595  American International Group,      4,121,645     824,073   4,945,718
                               Inc.
 105,500              105,500  Chubb Corporation (The)            5,784,565               5,784,565
                               Munchener Ruckversicherungs -
                               Gesellschaft
  28,600               28,600  Aktiengesellschaft (A)             2,915,511               2,915,511

                                 Total                           12,821,721     824,073  13,645,794

                               Leisure Time Industry
             7,820             Carnival Corp                                    195,109     195,109
 170,700    13,955    184,655  Walt Disney Company (The)          2,584,398     227,606   2,812,004
                                 Total                            2,584,398     422,715   3,007,113

                               Motion Pictures
            21,320     21,320  AOL Time Warner Inc.                             279,292     279,292

                               Motor Vehicles
             3,845      3,845  General Motors Corporation                       141,727     141,727
             3,535      3,535  Harley-Davidson, Inc.                            163,317     163,317
                                 Total                                    0     305,044     305,044

                               Multiple Industry
             2,750      2,750  3M Company                                        339,075     339,075
            48,225     48,225  General Electric Company                       1,174,279   1,174,279
             8,520      8,520  Honeywell International Inc.                     204,480     204,480
             2,360      2,360  ITT Industries, Inc.                             143,229     143,229
                                 Total                                    0   1,861,063   1,861,063

                               Petroleum -- Domestic
 157,400     2,865    160,265  Anadarko Petroleum                 7,010,596     137,234   7,147,830
                               Corporation
 149,800              149,800  Burlington Resources Inc.          5,746,328               5,746,328
             4,255      4,255  ConocoPhillips                                   205,899     205,899
                                 Total                           12,756,924     343,133  13,100,057

                               Petroleum -- International
 186,268    34,585    220,853  Exxon Mobil Corporation            5,941,949   1,208,400   7,150,349
             7,050      7,050  ChevronTexaco Corporation                        468,684     468,684
  89,900               89,900  Royal Dutch Petroleum              3,611,283               3,611,283
                               Company, NY Shares
                                 Total                            9,553,232   1,677,084  11,230,316

                               Petroleum -- Services
 255,400              255,400  Baker Hughes Incorporated          7,414,262               7,414,262
             1,175               Noble Corporation                               41,301      41,301
  95,700               95,700  Schlumberger Limited               3,680,622               3,680,622
                                 Total                           11,094,884      41,301  11,136,185

                               Publishing
             2,995               Gannett Co., Inc.                              215,041     215,041

                               Retail -- General Merchandise
             2,655      2,655  Kohl's Corporation                               148,547     148,547
 164,200     8,125    172,325  Target Corporation                 4,847,184     243,750   5,090,934
            22,730     22,730  Wal-Mart Stores, Inc.                          1,148,092   1,148,092
                                 Total                            4,847,184   1,540,389   6,387,573

                               Retail -- Food Stores
             4,915      4,915  Walgreen Co.                                     143,469     143,469

                               Retail -- Specialty Stores
             4,535      4,535  Bed Bath & Beyond Inc.                           156,594     156,594
            13,575     13,575  Home Depot, Inc. (The)                           325,257     325,257
             6,575      6,575  Lowe's Companies, Inc.                           246,563     246,563
                                 Total                                    0     728,414     728,414

                               Security and Commodity
                               Brokers
             9,425      9,425  American Express Company                         333,174     333,174
  41,400     6,565     47,965  Fannie Mae                         2,464,956     422,326   2,887,282
  49,700     4,195     53,895  Freddie Mac                        2,778,230     247,715   3,025,945
 106,500     2,820    109,320  Goldman Sachs Group, Inc.          7,032,195     192,042   7,224,237
                               (The)
             2,685      2,685  Lehman Brothers Holdings Inc.                    143,084     143,084
            10,880     10,880  Morgan (J.P.) Chase & Co.                        261,120     261,120
             6,375      6,375  Merrill Lynch & Co., Inc.                        241,931     241,931
             5,990      5,990  Morgan Stanley                                   239,121     239,121
            18,395     18,395  S&P 500 Depository Receipts                    1,624,095   1,624,095
                                 Total                           12,275,381   3,704,608  15,979,989

                               Timesharing and Software
             1,250      1,250  eBay Inc.                                         84,775      84,775

                               Tobacco
            12,430     12,430  Philip Morris Companies Inc.                     503,788     503,788

                               Trucking and Shipping
   60,400    5,855     66,255  United Parcel Service, Inc.,       3,776,812     369,333   4,146,145
                               Class B

                               Utilities -- Electric
             3,815      3,815  DTE Energy Company                               177,016     177,016
  131,300             131,300  Dominion Resources, Inc.           6,660,849               6,660,849
  153,100             153,100  Duke Energy Corporation            2,993,105               2,993,105
             4,175      4,175  Exelon Corporation                               220,315     220,315
             3,010      3,010  FPL Group, Inc.                                  180,991     180,991
   66,800              66,800  Progress Energy, Inc.              2,730,116               2,730,116
   30,800              30,800  TXU Corp.                          1,284,668               1,284,668
             7,865      7,865  Southern Company (The)                           223,287     223,287
                                 Total                           13,668,738     801,609  14,470,347

                               Utilities -- Telephone
             2,490      2,490  ALLTEL Corporation                               126,990      126,990
   95,800    8,825    104,625  BellSouth Corporation              1,758,888     228,303    1,987,191
  216,800   15,910    232,710  SBC Communications Inc.            4,357,680     431,320    4,789,000
            13,120     13,120  Verizon Communications Inc.                      508,400      508,400
  218,300             218,300  Vodafone Group Plc, ADR            2,800,789                2,800,789
                                 Total                            8,917,357   1,295,013   10,212,370

1,547,900  116,585  1,664,485  TOTAL COMMON STOCKS              200,459,425  35,461,624  235,921,049

                               PREFERRED STOCK
                               Utilities -- Electric
   17,200              17,200  TXU Corp., 8.125%                    749,060                 749,060

                               SHORT-TERM SECURITIES
                               Commercial Paper
                               Chemicals -- Petroleum and
                               Inorganic
                               du Pont (E.I.) de Nemours and
                               Company,
      113                 113  1.68487%, Master Note                113,000                 113,000

                               Finance Companies
                               USAA Capital Corp.,
    3,600               3,600  1.72%, 10-1-02                     3,600,000               3,600,000

                               Food and Related
                               General Mills, Inc.,
    2,863               2,863  1.9606%, Master Note               2,863,000               2,863,000

                               Health Care -- Drugs
                               Abbott Laboratories,
    4,000               4,000  1.71%, 11-21-02                    3,990,310               3,990,310

                               Household -- General Products
                               Procter & Gamble Company
                               (The):
    5,010               5,010  1.72%, 11-14-02                    4,999,468               4,999,468
    5,000               5,000  1.7%, 11-20-02                     4,988,194               4,988,194
   10,010              10,010    Total                            9,987,662               9,987,662

                               Restaurants
                               McDonald's Corporation,
    3,316               3,316  1.88%, 10-1-02                     3,316,000               3,316,000

                               Retail -- General Merchandise
                               Wal-Mart Stores, Inc.,
    4,000               4,000  1.72%, 10-1-02                     4,000,000               4,000,000

   27,902              27,902  Total Commercial Paper            27,869,972              27,869,972

                               United States Government
                               Security
                               United States Treasury Bill,
    2,000               2,000  1.66%, 10-3-02                     1,999,816               1,999,816

   29,902        0     29,902  TOTAL SHORT-TERM                  29,869,788              29,869,788
                               SECURITIES

1,595,002  116,585  1,711,587  TOTAL INVESTMENT                 231,078,273  35,461,624 266,539,897
                               SECURITIES

                               CASH AND OTHER                     5,905,461      92,539   5,998,000
                               ASSETS, NET OF
                               LIABILITIES

                               NET ASSETS                       236,983,734  35,554,163 272,537,897

Notes to Schedule of Investments

       * No income dividends were paid during the preceding 12
         months.
     (A) Listed on an exchange outside the
         United States.

Pro Forma Combined Statement of Assets
and Liabilities (Unaudited)
(000 omitted)
                                              W&R       Ivy US      Pro forma    Pro Forma
                                                                                    for
                                          Core Equity  Blue Chip   Adjustments   Combined

ASSETS
Investment securities                       231,078    35,462                  266,540
Cash                                              1         0                        1
Receivable for Investment securities sold     7,513       290                    7,803

Other Assets                                    396        95                      491
    Total assets                            238,988    35,847          0       274,835

LIABILITIES
Payable to Fund shareholders                  1,854        41                    1,895
Payable to affiliates                           100        24                      124
Other payables                                   50       228         26 (a)       304
    Total liabilities                         2,004       293         26         2,323

Net Assets                                  236,984    35,554        -26       272,512

Class A
  Net Assets                                  6,427    24,950         -3 (a)    31,374
   Outstanding Shares                           988     3,410        425 (b)     4,822   3,835
   Net asset value per share                   6.51      7.32                     6.51

Class B
  Net Assets                                  4,463     9,438         -1 (a)    13,900
   Outstanding Shares                           701     1,323        160 (b)     2,184   1,483
   Net asset value per share                   6.37      7.14                     6.36

Class C
  Net Assets                                223,707       448        -22 (a)   224,133
   Outstanding Shares                        35,029        63          6 (b)    35,099      69
   Net asset value per share                   6.39      7.13                     6.39

Class Y or Advisor
  Net Assets                                  2,387       718          0 (a)     3,105
   Outstanding Shares                           355        97         11 (b)       462     108
   Net asset value per share                   6.73      7.41                     6.72

Net Assets
Capital paid In                              288,223    51,492                 339,715
Accumulated net realized gain / (loss) on    -59,564   -16,506                 -76,070
  investments
Undistributed net investment income (loss)      -853         0        -26         -879
Net unrealized appreciation (depreciation)     9,178       568                   9,746
  on investments
    Total Net Assets                         236,984    35,554       -26       272,512

(a) Cost of one time proxy, accounting, legal and
    other costs borne 50% by Waddell & Reed Ivy Investment
    Management Company.
(b) Share adjustment - removal of old shares and
    addition of new shares for net assets at NAV per share
    of each class of surviving fund.

See Notes to Pro Forma
Combined Financial
Statements.

     The following unaudited Pro Forma Combined Statement of Operations for the
Acquiring Fund and the Acquired Fund has been derived from the Statements of
Operations of the Acquiring Fund and the Acquired Fund for the twelve months ended September 30, 2002 and December 31, 2002, respectively. Such information has been adjusted to give effect to the Reorganization as if it had occurred on
October 1, 2001, and reflects Pro Forma adjustments that are directly attributable to the transaction and are expected to have a continuing impact.

     The unaudited Pro Forma Statement of Operations is presented for informational purposes only and does not purport to be indicative of future operations or the actual results of operations that would have occurred if the
Reorganization had been consummated on October 1, 2001. The unaudited Pro Forma
Financial Statements should be read in conjunction with the financial statements and related notes of the respective funds incorporated by reference in this Statement of Additional Information.

    The Pro Forma Combined Statements of Operations do not reflect the expenses of the Acquired Fund or Acquiring Fund in carrying out their obligations under the Agreement and Plan of Reorganization.

Pro Forma Combined Statement of
Operations (Unaudited)
(000 omitted)
                                           W&R      Ivy US     Pro forma  Pro forma
                                   Core Equity   Blue Chip   Adjustments   Combined
Investment Income
  Income
    Dividends                           4,207        746                    4,953
    Interest and amortization             362         11                      373

      Total income                      4,569        757          0         5,326

Expenses
  Investment management fee             2,410        355        -24 (a)     2,741
  Transfer agent                        1,147        232        -65 (b)     1,314
  12b-1 service and distribution Class     19         66         13 (a)        98
    A
  12b-1 service and distribution Class     56        142          2 (a)       200
    B
  12b-1 service and distribution Class  3,281          8          0 (a)     3,289
    C
  12b-1 service and distribution Class      7          0          2 (a)         9
    Y / Advisor
  Other                                   305        286       -270 (c)       321
  Total expenses                        7,225      1,089       -342         7,972
  Expenses reimbursement                    0       -239        239 (a)         0
Net Expenses                            7,225        850       -103         7,972
                                            0
  Net investment income                -2,656        -93        103        -2,646

Realized and Unrealized Gain (Loss)
on Investments
Realized net gain (loss) on securities -38,550     -8,301         0       -46,851
Unrealized depreciation in value of    -20,480     -4,147         0       -24,627
  investments during the period
Net gain (loss) on investments         -59,030    -12,448         0       -71,478
Net increase (decrease) in net assets  -61,686    -12,541       103       -74,124
  resulting from operations
  (a) Based on the contract in
      effect for the surviving fund.
  (b) Based on fees for the
      surviving fund.
  (c) Decrease due  to economies of
      scale achieved by merging funds.

See Notes to Pro Forma Combined Financial Statements.

W&R CORE EQUITY FUND AND IVY US BLUE CHIP FUND
NOTES TO PRO FORMA COMBINED FINANCIAL STATEMENTS
SEPTEMBER 30, 2002
(Unaudited)

Note 1 - Significant Accounting Policies

W&R Core Equity Fund and Ivy US Blue Chip Fund Fund (the "Funds") are
registered under the Investment Company Act of 1940 as diversified, open-end management investment companies. W&R Core Equity Fund's investment objective is to seek to provide capital growth and income. Ivy US Blue Chip Fund's investment objective is to seek long-term growth, with current income being a secondary consideration. The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the pro forma combined financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

A. Security valuation -- Each stock and convertible bond is valued at the latest sale price thereof on each business day of the fiscal period as reported by the principal securities exchange on which the issue is traded or, if no sale is reported for a stock, the average of the latest bid and asked prices. Bonds, other than convertible bonds, are valued using a pricing system provided by a pricing service or dealer in bonds.
      Convertible bonds are valued using this pricing system only on days when there is no sale reported. Stocks which are traded over-the-counter are priced using the Nasdaq Stock Market, which provides information on bid and asked prices quoted by major dealers in such stocks. Restricted securities and securities for which quotations are not readily available are valued as determined in good faith in accordance with procedures established by and under the general supervision of the Fund's Board of
      Directors. Short-term debt securities are valued at amortized cost, which approximates market value. Short-term debt securities denominated in foreign currencies are valued at amortized cost in that currency.

B. Security transactions and related investment income -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Securities gains and losses are calculated on the identified cost basis. Premium and discount on the purchase of bonds are amortized for both financial and tax reporting purposes over the remaining lives of the bonds. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date.  Interest income is recorded on the accrual basis.

C. Foreign currency translations -- All assets and liabilities denominated in foreign currencies are translated into U.S. dollars daily. Purchases and sales of investment securities and accruals of income and expenses are translated at the rate of exchange prevailing on the date of the transaction. For assets and liabilities other than investments in securities, net realized and unrealized gains and losses from foreign currency translation arise from changes in currency exchange rates. The respective Fund combines fluctuations from currency exchange rates and fluctuations in market value when computing net realized and unrealized gain or loss from investments.

D. Federal income taxes -- It is the Fund's policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal
      Revenue Code. In addition, the Fund intends to pay distributions as required to avoid imposition of excise tax. Accordingly, provision has not been made for Federal income taxes.

E. Dividends and distributions -- Dividends and distributions to shareholders are recorded by each Fund on the business day following record date. Net investment income dividends and capital gains distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the
      United States of America. These differences are due to differing treatments for items such as deferral of wash sales and post-October losses, foreign currency transactions, net operating losses and expiring capital loss carryovers.

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 2 -- Investment Management And Payments To Affiliated Persons

Waddell & Reed Investment Management Company ("WRIMCO"), a wholly owned subsidiary of Waddell & Reed, Inc. ("W&R"), serves as investment manager for
W&R Core Equity Fund. WRIMCO provides advice and supervises investments for which services it is paid a fee. The fee is payable by the Fund at the following annual rates:

                                                          Annual
    Fund                     Net Assets Breakpoints         Rate
    ------------------------------------------------------------
    W&R Core Equity Fund   Up to $1 Billion                .700%
                           Over $1 Billion up to
                             $2 Billion                    .650%
                           Over $2 Billion up to
                             $3 Billion                    .600%
                           Over $3 Billion                 .550%

The fee is accrued and paid daily. However, WRIMCO has agreed to waive the
Fund's management fee on any day that the Fund's net assets are less than $25 million, subject to WRIMCO's right to change or modify this waiver.

The Fund also reimburses WRIMCO for certain expenses, including additional
Fund-related security costs incurred by WRIMCO as a result of the September 11,
2001 terrorist activities. The amount reimbursed represents the Fund's share of the incremental security-related costs including the cost of using private transportation for WRIMCO's personnel in lieu of commercial transportation, certain security-related personnel and facilities costs. At September 30, 2002, additional security costs amounted to $19,222.

The Fund has an Accounting Services Agreement with Waddell & Reed Services
Company ("WRSCO"), a wholly owned subsidiary of W&R. Under the agreement, WRSCO acts as the agent in providing bookkeeping and accounting services and assistance to the Fund, including maintenance of Fund records, pricing of Fund shares, preparation of prospectuses for existing shareholders, preparation of proxy statements and certain shareholder reports. For these services, the Fund pays WRSCO a monthly fee of one-twelfth of the annual fee shown in the following table.

                 Accounting Services Fee

      Average Net Asset Level         Annual Fee Rate
          (in millions)               for Each Level
     -----------------------          ---------------

         From  $    0 to $   10          $      0
         From  $   10 to $   25          $ 11,000
         From  $   25 to $   50          $ 22,000
         From  $   50 to $  100          $ 33,000
         From  $  100 to $  200          $ 44,000
         From  $  200 to $  350          $ 55,000
         From  $  350 to $  550          $ 66,000
         From  $  550 to $  750          $ 77,000
         From  $  750 to $1,000          $ 93,500
               $1,000 and Over           $110,000

In addition, for each class of shares in excess of one, each Fund pays the
Agent a monthly per-class fee equal to 2.5% of the monthly base fee.

For Class A, Class B and Class C shares, the Fund pays WRSCO a monthly per account charge for shareholder servicing of $1.5042 for each shareholder account which was in existence at any time during the prior month. With respect to Class Y shares, the Fund pays WRSCO a monthly fee at an annual rate of 0.15%
of the average daily net assets of the class for the preceding month. The Fund also reimburses W&R and WRSCO for certain out-of-pocket costs for all classes.

As principal underwriter for the Fund's shares, W&R receives gross sales commissions (which are not an expense of the Fund) for Class A shares. A contingent deferred sales charge ("CDSC") may be assessed against a shareholder's redemption amount of Class B, Class C or certain Class A shares and is paid to W&R. During the period ended September 30, 2002, W&R received the following amounts in gross sales commissions and deferred sales charges:

                                                 CDSC
                          Gross Sales  -------------------------
                          Commissions
                                      Class A   Class B   Class C
    W&R Core Equity Fund...   $75,485   $---  $9,590      $7,448

With respect to Class A, Class B and Class C shares, W&R pays sales commissions and all expenses in connection with the sale of the Fund's shares, except for registration fees and related expenses. During the period ended September 30,
2002, W&R paid $142,030.

Under a Distribution and Service Plan for Class A shares adopted by the Fund pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Fund may pay a distribution and/or service fee to W&R in an amount not to exceed 0.25%
of the Fund's average annual net assets. The fee is to be paid to compensate
W&R for amounts it expends in connection with the distribution of the Class A shares and/or provision of personal services to Fund shareholders and/or maintenance of shareholder accounts.

Under the Distribution and Service Plan adopted by the Fund for Class B shares and Class C shares, respectively, the Fund may pay W&R a service fee not to exceed 0.25% and a distribution fee not to exceed 0.75% of the Fund's average annual net assets attributable to that class to compensate W&R for its services in connection with the distribution of shares of that class and/or the service and/or maintenance of shareholder accounts of that class. The Class B Plan and the Class C Plan each permit W&R to receive compensation, through the distribution fee and service fee, respectively, for its distribution activities for that class, which are similar to the distribution activities described with respect to the Class A Plan, and for its activities in providing personal services to shareholders of that class and/or maintaining shareholder accounts of that class, which are similar to the corresponding activities for which it is entitled to compensation under the Class A Plan.

Under the Class Y Plan, the Fund may pay W&R a fee of up to 0.25%, on an annual basis, of the average daily net assets of its Class Y shares to compensate W&R for, either directly or through third parties, distributing the Class Y shares of that Fund, providing personal service to Class Y shareholders and/or maintaining Class Y shareholder accounts.

The Fund paid Directors' fees of $16,069, which is included in other expenses.

W&R is a subsidiary of Waddell & Reed Financial, Inc., a public holding company, and a direct subsidiary of Waddell & Reed Financial Services, Inc., a holding company.

                               APPENDIX A

                      Additional Information About the
                           W&R Core Equity Fund
                         a Series of W&R Funds, Inc.

                             6300 Lamar Avenue

                              P. O. Box 29217

                    Shawnee Mission, Kansas  66201-9217

                               913-236-2000
                                888-WADDELL

                               July 29, 2002

                    STATEMENT OF ADDITIONAL INFORMATION

     This Statement of Additional Information (SAI) is not a prospectus.
Investors should read this SAI in conjunction with the prospectuses
(Prospectuses) for W&R Funds, Inc. (W&R Funds) dated July 29, 2002, which may be obtained from W&R Funds or its principal underwriter and distributor, Waddell & Reed, Inc., at the address or telephone number shown above.

     Performance Information...........................

     Investment Strategies, Policies and Practices.....

     Investment Management and Other Services..........

     Purchase, Redemption and Pricing of Shares........

     Directors and Officers............................

     Payments to Shareholders..........................

     Taxes.............................................

     Portfolio Transactions and Brokerage..............

     Other Information.................................

     Appendix A........................................

     Financial Statements..............................

     W&R Funds, Inc. (formerly known as Waddell & Reed Funds, Inc.) is a mutual fund, an investment that pools shareholders' money and invests it toward a specified goal. In technical terms, the Fund is an open-end, diversified management company organized as a Maryland corporation on
January 29, 1992.

                          PERFORMANCE INFORMATION

     W&R Fund's principal underwriter and distributor, Waddell & Reed, Inc.
(Waddell & Reed), or W&R Funds may, from time to time, publish for one or more of the twelve Funds (each a Fund and collectively the Funds) total return information, yield information and/or performance rankings in advertisements and sales materials.

Average Annual Total Returns (Before Taxes)

     Each Fund, when advertising average annual total return before taxes for a class of its shares, computes such return by determining the average annual compounded rate of return during specified periods that equates the initial amount invested to the ending redeemable value of such investment according to the following formula:

                n
        P(1 + T)  = ERV

        Where:  P = a hypothetical initial payment of $1,000
                T = average annual total return
                n = period covered by computation expressed in years
              ERV = ending redeemable value of a hypothetical $1,000
                    payment made at the beginning of the 1-, 5-, or 10-year
                    periods at the end of the 1-, 5-, or 10-year periods
                    (or fractional portion).

     The calculation for average annual total returns before taxes is made assuming that (1) the maximum sales load (or other charges deducted from payments) is deducted from the initial $1,000 investment; and (2) all distributions by the Fund are reinvested at the price stated in the prospectus on the reinvestment dates during the period.

     The ending redeemable value (variable "ERV" in the formula) is determined by assuming complete redemption of the hypothetical investment and the deduction of all non-recurring charges and the applicable sales charge at the end of the measuring period.

     The average annual total return quotations for the Class A shares of each Fund with the maximum sales load deducted as of March 31, 2002, which is the date of the most recent balance sheet included in the Funds' Annual
Report to Shareholders, which is incorporated into this SAI by reference, for the periods shown were as follows:

                                  One-Year      Period
                                    Period        from
                                      from       Class
                                    4-1-01   Inception    Date of
                                      to         to         Class
                                   3-31-02    3-31-02    Inception
W&R Asset
  Strategy Fund                      -6.93%     -6.19%    7-10-00
W&R Core Equity Fund                 -8.74%    -14.57%     7-3-00
W&R High Income Fund                  2.23%      1.79%     7-3-00
W&R International
  Growth Fund                       -22.83%    -29.61%     7-3-00
W&R Large Cap
  Growth Fund                        -8.43%     -7.25%    6-30-00
W&R Limited-Term
  Bond Fund                           0.94%      4.88%    8-17-00
W&R Mid Cap
  Growth Fund                        -7.32%     -7.50%    6-30-00
W&R Municipal
  Bond Fund                           0.90%      3.38%    9-15-00
W&R Science and
  Technology Fund                    -4.28%    -21.81%     7-3-00
W&R Small Cap
  Growth Fund                         5.84%    -14.64%     7-3-00
W&R Tax-Managed
  Equity Fund                       -15.71%    -24.88%    6-30-00

     The average annual total return quotations for the Class A shares of each Fund without sales load deducted as of March 31, 2002, which is the date of the most recent balance sheet included in the Funds' Annual Report to Shareholders, which is incorporated into this SAI by reference, for the periods shown were as follows:

                                  One-Year      Period
                                    Period        from
                                      from       Class
                                    4-1-01   Inception     Date of
                                     to          to          Class
                                   3-31-02     3-31-02   Inception
W&R Asset
  Strategy Fund                      -1.25%     -2.91%    7-10-00
W&R Core Equity Fund                 -3.18%    -11.62%     7-3-00
W&R High Income Fund                  8.46%      5.31%     7-3-00
W&R International
  Growth Fund                       -18.12%    -27.18%     7-3-00
W&R Large Cap
  Growth Fund                        -2.85%     -4.06%    6-30-00
W&R Limited-Term
  Bond Fund                           5.42%      7.73%    8-17-00
W&R Mid Cap
  Growth Fund                        -1.67%     -4.32%    6-30-00
W&R Municipal
  Bond Fund                           5.38%      6.34%    9-15-00
W&R Science and
  Technology Fund                     1.56%    -19.10%     7-3-00
W&R Small Cap
  Growth Fund                        12.30%    -11.69%     7-3-00
W&R Tax-Managed
  Equity Fund                       -10.57%    -22.29%    6-30-00

     The average annual total return quotations for the Class B shares of each Fund with the maximum deferred sales charge deducted as of March 31,
2002, which is the date of the most recent balance sheet included in the
Funds' Annual Report to Shareholders, which is incorporated into this SAI by reference, for the periods shown were as follows:

                                   One-Year     Period
                                     Period       from
                                       from      Class
                                     4-1-01  Inception    Date of
                                      to         to         Class
                                    3-31-02    3-31-02   Inception
W&R Asset
  Strategy Fund                      -5.82%     -5.43%     7-3-00
W&R Core Equity Fund                 -7.76%    -14.93%    7-11-00
W&R High Income Fund                  3.66%      2.32%    7-18-00
W&R International
  Growth Fund                       -22.16%    -29.71%    7-10-00
W&R Large Cap
  Growth Fund                        -7.97%     -7.62%     7-6-00
W&R Limited-Term
  Bond Fund                           0.52%      4.74%     7-3-00
W&R Mid Cap
  Growth Fund                        -6.75%     -7.74%     7-6-00
W&R Municipal
  Bond Fund                          -0.03%      2.90%     8-8-00
W&R Science and
  Technology Fund                    -3.44%    -21.24%     7-3-00
W&R Small Cap
  Growth Fund                         7.11%    -12.95%     7-6-00
W&R Tax-Managed
  Equity Fund                       -14.92%    -25.60%    7-13-00

     The average annual total return quotations for the Class B shares of each Fund without the maximum deferred sales charge deducted as of March
31, 2002, which is the date of the most recent balance sheet included in the Funds' Annual Report to Shareholders, which is incorporated into this
SAI by reference, for the periods shown were as follows:

                                   One-Year     Period
                                     Period       from
                                       from      Class
                                     4-1-01  Inception    Date of
                                      to         to         Class
                                    3-31-02    3-31-02  Inception
W&R Asset
  Strategy Fund                      -2.03%     -3.66%     7-3-00
W&R Core Equity Fund                 -4.06%    -13.32%    7-11-00
W&R High Income Fund                  7.64%      4.48%    7-18-00
W&R International
  Growth Fund                       -18.93%    -28.55%    7-10-00
W&R Large Cap
  Growth Fund                        -4.13%     -5.43%     7-6-00
W&R Limited-Term
  Bond Fund                           4.52%      6.94%     7-3-00
W&R Mid Cap
  Growth Fund                        -2.87%     -5.60%     7-6-00
W&R Municipal
  Bond Fund                           3.97%      5.27%     8-8-00
W&R Science and
  Technology Fund                     0.56%    -19.85%     7-3-00
W&R Small Cap
  Growth Fund                        11.11%    -11.58%     7-6-00
W&R Tax-Managed
  Equity Fund                       -11.38%    -23.81%    7-13-00

     The average annual total return quotations for the Class C shares of each fund as of March 31, 2002, which is the date of the most recent balance sheet included in the Funds' Annual Report to Shareholders, which is incorporated into this SAI by reference, for the periods shown were as follows:

                        One-Year   Five-Year    Period
                          Period     Period       from
                            from       from      Class
                          4-1-01     4-1-97  Inception      Date of
                           to         to         to           Class
                         3-31-02    3-31-02    3-31-02    Inception
W&R Asset
  Strategy Fund           -1.98%     10.76%      7.95%    4-20-95[1]
W&R Core Equity Fund      -3.94%      8.35%     11.18%    9-21-92[1]
W&R High Income Fund       7.58%         NA      3.72%    7-31-97[1]
W&R International
  Growth Fund            -18.73%      7.41%      7.41%    9-21-92[1]
W&R Large Cap
  Growth Fund             -3.60%         NA     -4.88%     7-3-00
W&R Limited-Term
  Bond Fund                4.46%      5.25%      4.58%    9-21-92[1]
W&R Mid Cap
  Growth Fund             -2.53%         NA     -5.24%     7-3-00
W&R Municipal
  Bond Fund                4.40%      4.22%      5.07%    9-21-92[1]
W&R Science and
  Technology Fund          0.89%         NA     20.64%    7-31-97[1]
W&R Small Cap
  Growth Fund             11.30%     20.26%     18.50%    9-21-92[1]
W&R Tax-Managed
  Equity Fund            -11.36%         NA    -23.29%     7-6-00

The returns shown are based on the performance of the Fund's prior Class B.
On March 24, 2000, that Class B was combined with and redesignated as Class
C, which had commenced operations on October 4, 1999. The prior Class B performance has been adjusted to reflect the current CDSC structure applicable to Class C. Accordingly, these returns reflect no CDSC since it only applies to Class C shares held for twelve months or less.

  [1]Date of initial public offering of prior Class B shares.

     W&R International Growth Fund (formerly Global Income Fund) changed its name and investment objective effective April 20, 1995. Prior to this change, this Fund's policies related to providing a high level of current income rather than long-term appreciation.

     The average annual total return quotations for Class Y shares as of
March 31, 2002, which is the date of the most recent balance sheet included in the Funds' Annual Report to Shareholders, which is incorporated into this SAI by reference, for the periods shown were as follows:

                          One-Year   Five-Year  Period
                          Period     Period     from
                          from       from       Class
                          4-1-01     4-1-97     Inception  Date of
                           to         to         to         Class
                         3-31-02    3-31-02     3-31-02    Inception
W&R Asset
  Strategy Fund           -1.14%     11.75%      9.25%   12-29-95
W&R Core Equity Fund      -3.18%      9.24%     10.56%   12-29-95
W&R High Income Fund       8.50%         NA      3.86%   12-30-98
W&R International
  Growth Fund            -17.79%      8.45%     11.15%   12-29-95
W&R Large Cap
  Growth Fund             -2.74%         NA     -4.10%     7-6-00
W&R Limited-Term
  Bond Fund                5.41%      6.19%      5.55%   12-29-95
W&R Mid Cap
  Growth Fund             -1.52%         NA     -5.55%    7-10-00
W&R Municipal
  Bond Fund                5.10%         NA      2.76%   12-30-98[1]
W&R Science and
  Technology Fund          1.92%         NA     20.28%     6-9-98
W&R Small Cap
  Growth Fund             12.33%     21.28%     15.39%   12-29-95
W&R Tax-Managed
  Equity Fund[2]              NA         NA         NA         NA

[1]All outstanding shares were redeemed on 6-23-97. Operations of the class recommenced on 12-30-98.

[2]As of March 31, 2002, no Class Y shares have been issued.

Average Annual Total Returns (After Taxes on Distributions)

     Each Fund, when advertising average annual total return after taxes on distributions for a class of its shares, computes such return by determining the average annual compounded rate of return during specified periods that equates the initial amount invested to the ending value of such investment according to the following formula:

                n
        P(1 + T)  = ATVD

        Where:  P = a hypothetical initial payment of $1,000
                T = average annual total return (after taxes on
                    distributions)
                n = period covered by computation expressed in years
             ATVD = ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods at the
                    end of the 1-, 5-, or 10-year periods (or fractional
                    portion), after taxes on fund distributions but not
                    after taxes on redemption.

     The calculation for average annual total returns after taxes on distributions is made assuming that (1) the maximum sales load (or other charges deducted from payments) is deducted from the initial $1,000 investment; and (2) all distributions by the Fund, less taxes due on such distributions, are reinvested at the price stated in the prospectus on the reinvestment dates during the period.

     The ending value (variable "ATVD" in the formula) is determined by assuming complete redemption of the hypothetical investment after deduction of all non-recurring charges and the applicable sales charge at the end of the measuring period. The Fund assumes that the redemption has no tax consequences.

     The Fund calculates the taxes due on any distributions by applying the applicable tax rates to each component of the distributions (i.e., ordinary income, short-term capital gain, long-term capital gain). The taxable amount and tax character of each distribution will be as specified by the
Fund on the dividend declaration date, unless adjusted to reflect subsequent recharacterizations of distributions. Distributions are adjusted to reflect the Federal tax impact of the distribution on an individual taxpayer on the reinvestment date. The effect of applicable tax credits, such as the foreign tax credit, are taken into account in accordance with
Federal tax law. The Fund calculates taxes due on any distributions using the highest individual marginal Federal income tax rates in effect on the reinvestment date. Note that the required tax rates may vary over the measurement period. The Fund has disregarded any potential tax liabilities other than Federal tax liabilities (e.g., state and local taxes); the effect of phaseouts of certain exemptions, deductions, and credits at various income levels; and the impact of the Federal alternative minimum tax.

     The quotations for average annual total return after taxes on distributions for the Class A shares of the following Funds with the maximum sales load deducted as of March 31, 2002, which is the date of the most recent balance sheet included in the Funds' Annual Report to
Shareholders, which is incorporated into this SAI by reference, for the periods shown were as follows:

                                 One-Year   Period
                                 Period     from
                                 from       Class
                                 4-1-01     Inception  Date of
                                 to         to         Class
                                 3-31-02    3-31-02    Inception
W&R Large Cap
  Growth Fund                        -8.43%     -7.45%    6-30-00
W&R Mid Cap
  Growth Fund                        -7.52%     -8.29%    6-30-00
W&R Tax-Managed
  Equity Fund                       -15.71%    -24.88%    6-30-00

     The quotations for average annual total return after taxes on distributions for the Class C shares of the following Funds as of March 31,
2002, which is the date of the most recent balance sheet included in the
Funds' Annual Report to Shareholders, which is incorporated into this SAI by reference, for the periods shown were as follows:

                           One-Year   Five-Year  Period
                           Period     Period     from
                           from       from       Class
                           4-1-01     4-1-97     Inception  Date of
                             to         to         to         Class
                           3-31-02    3-31-02    3-31-02    Inception
W&R Asset
  Strategy Fund           -3.06%      8.08%      5.77%      4-20-95[1]
W&R Core Equity Fund      -4.62%      6.46%     10.12%      9-21-92[1]
W&R High Income Fund       4.28%         NA      0.83%      7-31-97[1]
W&R International
  Growth Fund            -18.78%      3.73%      5.00%      9-21-92[1]
W&R Limited-Term
  Bond Fund                2.82%      3.39%      2.84%      9-21-92[1]
W&R Municipal
  Bond Fund                4.37%      4.03%      4.89%      9-21-92[1]
W&R Science and
  Technology Fund          0.86%         NA     19.14%      7-31-97
W&R Small Cap
  Growth Fund             11.30%     15.66%     15.66%      9-21-92[1]

The returns shown are based on the performance of the Fund's prior Class B.
On March 24, 2000, that Class B was combined with and redesignated as Class
C, which had commenced operations on October 4, 1999. The prior Class B performance has been adjusted to reflect the current CDSC structure applicable to Class C. Accordingly, these returns reflect no CDSC since it only applies to Class C shares held for twelve months or less.

  [1]Date of initial public offering of prior Class B shares.

Average Annual Total Returns (After Taxes on Distributions and Redemption
of Shares)

     Each Fund, when advertising average annual total return after taxes on distributions and redemption for a class of its shares, computes such return by determining the average annual compounded rate of return during specified periods that equates the initial amount invested to the ending value of such investment according to the following formula:

                n
        P(1 + T)  = ATVDR

        Where:  P = a hypothetical initial payment of $1,000
                T = average annual total return (after taxes on
                    distributions and redemption)
                n = period covered by computation expressed in years
            ATVDR = ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods at the
                    end of the 1-, 5-, or 10-year periods (or fractional
                    portion), after taxes on fund distributions and
                    redemption.

     The calculation for average annual total returns after taxes on distributions and redemption is made assuming that (1) the maximum sales load (or other charges deducted from payments) is deducted from the initial
$1,000 investment; and (2) all distributions by the Fund, less taxes due on such distributions, are reinvested at the price stated in the prospectus on the reinvestment dates during the period.

     The Fund calculates the taxes due on any distributions as described above under Average Annual Total Returns (After Taxes on Distributions).

     The ending value (variable "ATVDR" in the formula) is determined by assuming complete redemption of the hypothetical investment after deduction of all non-recurring charges and the applicable sales charge at the end of the measuring period. The Fund calculates the capital gain or loss upon redemption by subtracting the tax basis from the redemption proceeds (after deducting any non-recurring charges). The Fund separately tracks the basis of shares acquired through the $1,000 initial hypothetical investment and each subsequent purchase through reinvested distributions. In determining the basis for a reinvested distribution, the Fund includes the distribution net of taxes assumed paid from the distribution. Tax basis is adjusted for any distributions representing returns of capital and any other tax basis adjustments that would apply to an individual taxpayer, as permitted by applicable Federal tax law.

     The amount and character (e.g., short-term or long-term) of capital gain or loss upon redemption is separately determined for shares acquired through the hypothetical $1,000 initial investment and each subsequent purchase through reinvested distributions. The Fund does not assume that shares acquired through reinvestment of distributions have the same holding period as the initial $1,000 investment. The tax character is determined by the length of the measurement period in the case of the initial $1,000 investment and the length of the period between reinvestment and the end of the measurement period in the case of reinvested distributions.

     The Fund calculates capital gain taxes (or the benefit resulting from tax losses) using the highest Federal individual capital gains tax rate for gains of the appropriate character in effect on the redemption date and in accordance with Federal tax law applicable on the redemption date. The Fund assumes that a shareholder has sufficient capital gains of the same character from other investments to offset any capital losses from the redemption so that the taxpayer may deduct the capital losses in full.

     The quotations for average annual total return after taxes on distributions and redemption of shares for the Class A shares of the following Funds with the maximum sales load deducted as of March 31, 2002, which is the date of the most recent balance sheet included in the Funds'
Annual Report to Shareholders, which is incorporated into this SAI by reference, for the periods shown were as follows:

                                 One-Year   Period
                                 Period     from
                                 from       Class
                                  4-1-01    Inception  Date of
                                   to         to         Class
                                 3-31-02    3-31-02    Inception
W&R Large Cap
  Growth Fund                        -5.18%     -5.80%    6-30-00
W&R Mid Cap
  Growth Fund                        -4.42%     -6.11%    6-30-00
W&R Tax-Managed
  Equity Fund                        -9.65%    -19.45%    6-30-00

     The quotations for average annual total return after taxes on distributions and redemption of shares for the Class C shares of the following Funds as of March 31, 2002, which is the date of the most recent balance sheet included in the Funds' Annual Report to Shareholders, which is incorporated into this SAI by reference, for the periods shown were as follows:

                          One-Year   Five-Year  Period
                          Period     Period     from
                          from       from       Class
                          4-1-01     4-1-97     Inception  Date of
                            to         to         to         Class
                          3-31-02    3-31-02    3-31-02    Inception
W&R Asset
  Strategy Fund           -0.56%      8.22%      5.97%      4-20-95[1]
W&R Core Equity Fund
                          -1.55%      7.30%      9.83%      9-21-92[1]
W&R High Income Fund
                           5.76%         NA      2.18%      7-31-97[1]
W&R International
  Growth Fund            -11.43%      6.09%      5.97%      9-21-92[1]
W&R Limited-Term
  Bond Fund                3.34%      3.68%      3.13%      9-21-92[1]
W&R Municipal
  Bond Fund                4.06%      4.12%      4.84%      9-21-92[1]
W&R Science and
  Technology Fund          0.57%         NA     18.06%      7-31-97
W&R Small Cap
  Growth Fund              6.94%     16.71%     15.76%      9-21-92[1]

The returns shown are based on the performance of the Fund's prior Class B.
On March 24, 2000, that Class B was combined with and redesignated as Class
C, which had commenced operations on October 4, 1999. The prior Class B performance has been adjusted to reflect the current CDSC structure applicable to Class C. Accordingly, these returns reflect no CDSC since it only applies to Class C shares held for twelve months or less.

  [1]Date of initial public offering of prior Class B shares.

     Non-standardized performance information may also be presented that may not reflect the initial front-end sales charge or the deferred sales charge.

     A Fund may also quote unaveraged or cumulative total return for a class which reflects the change in value of an investment in that class over a stated period of time. Cumulative total returns will be calculated according to the formula indicated above but without averaging the rate for the number of years in the period.

Yield

     Yield refers to the income generated by an investment in a Fund over a given period of time. A yield quoted for a class of a Fund is computed by dividing the net investment income per share of that class earned during the period for which the yield is shown by the maximum offering price per share of that class on the last day of that period according to the following formula:

                                  6
         Yield = 2((((a - b)/cd)+1) -1)

     Where, with respect to a particular class of a Fund:
            a =  dividends and interest earned during the period.
            b =  expenses accrued for the period (net of reimbursements).
            c =  the average daily number of shares of the class
                 outstanding during the period that were entitled to
                 receive dividends.
            d =  the maximum offering price per share of the class on the last day of the period.

     The yields computed according to the formula for the 30-day period ended on March 31, 2002, the date of the most recent balance sheet included in the Funds' Annual Report to Shareholders, which is incorporated into this SAI by reference, for Class A shares of each of W&R High Income Fund,
W&R Limited-Term Bond Fund and W&R Municipal Bond Fund are:

W&R High Income Fund             9.60%
W&R Limited-Term Bond Fund       4.46%
W&R Municipal Bond Fund          4.57%

     The yields computed according to the formula for the 30-day period ended on March 31, 2002, the date of the most recent balance sheet included in the Funds' Annual Report to Shareholders, which is incorporated into this SAI by reference, for Class B shares of each of W&R High Income Fund,
W&R Limited-Term Bond Fund and W&R Municipal Bond Fund are:

W&R High Income Fund             9.14%
W&R Limited-Term Bond Fund       3.76%
W&R Municipal Bond Fund          3.64%

     The yields computed according to the formula for the 30-day period ended on March 31, 2002, the date of the most recent balance sheet included in the Funds' Annual Report to Shareholders, which is incorporated into this SAI by reference, for Class C shares of each of W&R High Income Fund,
W&R Limited-Term Bond Fund and W&R Municipal Bond Fund are:

W&R High Income Fund             9.26%
W&R Limited-Term Bond Fund       3.73%
W&R Municipal Bond Fund          3.93%

     The yield computed according to the formula for the 30-day period ended on March 31, 2002, the date of the most recent balance sheet included in the Funds' Annual Report to Shareholders, which is incorporated into this SAI by reference, for Class Y shares of each of W&R High Income Fund,
W&R Limited-Term Bond Fund and W&R Municipal Bond Fund are:

W&R High Income Fund             10.22%
W&R Limited-Term Bond Fund       4.59%
W&R Municipal Bond Fund          4.62%

     W&R Municipal Bond Fund may also advertise or include in sales materials its tax equivalent yield, which is calculated by applying the stated income tax rate to only the net investment income exempt from taxation according to a standard formula which provides for computation of tax equivalent yield by dividing that portion of the Fund's yield which is tax-exempt by one minus a stated income tax rate and adding the product to that portion, if any, of the yield of the Fund that is not tax-exempt.

     The tax equivalent yield for shares of W&R Municipal Bond Fund computed according to the formula for the 30-day period ended on March 31,
2002, the date of the most recent balance sheet included in the Funds'
Annual Report to Shareholders, which is incorporated into this SAI by reference, is:

 Class      10%       15%       27%       30%       35%      38.6%
A shares   5.07%     5.37%     6.24%     6.50%     7.00%     7.41%
B shares   4.04%     4.27%     4.96%     5.17%     5.57%     5.89%
C shares   4.36%     4.62%     5.37%     5.59%     6.02%     6.37%
Y shares   5.12%     5.42%     6.30%     6.56%     7.06%     7.47%

     The following information relates to W&R Money Market Fund. There are two methods by which yield is calculated for a specified time period for a class of shares of the Fund. The first method, which results in an amount referred to as the "current yield," assumes an account containing exactly one share of the applicable class at the beginning of the period. The NAV of this share will be $1.00, except under extraordinary circumstances. The net change in the value of the account during the period is then determined by subtracting this beginning value from the value of the account at the end of the period which will include all dividends accrued for a share of such class; however, capital changes are excluded from the calculation,
i.e., realized gains and losses from the sale of securities and unrealized appreciation and depreciation. However, so that the change will not reflect the capital changes to be excluded, the dividends used in the yield computation may not be the same as the dividends actually declared, as certain realized gains and losses and, under unusual circumstances, unrealized gains and losses (see Purchase, Redemption and Pricing of
Shares), will be taken into account in the calculation of dividends actually declared. Instead, the dividends used in the yield calculation will be those which would have been declared if the capital changes had not affected the dividends.

     This net change in the account value is then divided by the value of the account at the beginning of the period (i.e., normally $1.00 as discussed above) and the resulting figure (referred to as the base period return) is then annualized by multiplying it by 365 and dividing it by the number of days in the period with the resulting current yield figure carried to at least the nearest hundredth of one percent.

     The second method results in a figure referred to as the "effective yield."  This represents an annualization of the current yield with dividends reinvested daily. Effective yield is calculated by compounding the base period return by adding 1, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result and rounding the result to the nearest hundredth of one percent according to the following formula:

                                                 365/7
EFFECTIVE YIELD = [(BASE PERIOD RETURN + 1)]      - 1

     The yield for W&R Money Market Fund's Class A shares, Class B shares and Class C shares as calculated above for the seven days ended March 31,
2002, the date of the most recent balance sheet included in the Funds'
Annual Report to Shareholders, which is incorporated into this SAI by reference, was 1.71%, 0.65% and 0.67%, respectively. The effective yield calculated for the same period was 1.72%, 0.65% and 0.67%, respectively.

     Changes in yields primarily reflect different interest rates received by a Fund as its portfolio securities change. Yield is also affected by portfolio quality, portfolio maturity, type of securities held and operating expenses.

Performance Rankings and Other Information

     Waddell & Reed or W&R Funds may also publish, for one or more of the twelve Funds, in advertisements or sales material performance rankings as published by recognized independent mutual fund statistical services such as Lipper Analytical Services, Inc., or by publications of general interest such as The Wall Street Journal, Business Week, Barron's, Fortune,
Morningstar, etc. Each class of a Fund may also compare its performance to that of other selected mutual funds or selected recognized market indicators such as the Standard & Poor's 500 Composite Stock Price Index
and the Dow Jones Industrial Average. Performance information may be quoted numerically or presented in a table, graph or other illustration. In connection with a ranking, a Fund may provide additional information, such as the particular category to which it related, the number of funds in the category, the criteria upon which the ranking is based, and the effect of sales charges, fee waivers and/or expense reimbursements.

     Performance information for a Fund may be accompanied by information about market conditions and other factors that affected the Fund's performance for the period(s) shown.

     All performance information that a Fund advertises or includes in sales material is historical in nature and is not intended to represent or guarantee future results. The value of a Fund's shares when redeemed may be more or less than their original cost.

               INVESTMENT STRATEGIES, POLICIES AND PRACTICES

     This SAI supplements the information contained in the Prospectuses and contains more detailed information about the investment strategies and policies that W&R Funds' investment manager, Waddell & Reed Investment
Management Company (WRIMCO), may employ and the types of instruments in which a Fund may invest, in pursuit of a Fund's goal(s). A summary of the risks associated with these instrument types and investment practices is included as well.

     WRIMCO might not buy all of these instruments or use all of these techniques, or use them to the full extent permitted by a Fund's investment policies and restrictions. WRIMCO buys an instrument or uses a technique only if it believes that doing so will help a Fund achieve its goal(s). See
Investment Restrictions and Limitations for a listing of the fundamental and non-fundamental, or operating, investment restrictions and policies of each Fund.

W&R Asset Strategy Fund

     W&R Asset Strategy Fund allocates its assets among the following classes, or types, of investments:

     The short-term class includes all types of domestic and foreign securities and money market instruments with remaining maturities of three years or less. WRIMCO will seek to maximize total return within the short-
term asset class by taking advantage of yield differentials between different instruments, issuers, and currencies. Short-term instruments may include corporate debt securities, such as commercial paper and notes;
government securities issued by U.S. or foreign governments or their agencies or instrumentalities; bank deposits and other financial institution obligations; repurchase agreements involving any type of security in which the Fund may invest; and other similar short-term instruments. These instruments may be denominated in U.S. dollars or a foreign currency.

     The bond class includes all varieties of domestic and foreign fixed-
income securities with remaining maturities greater than three years.
WRIMCO seeks to maximize total return within the bond class by adjusting
W&R Asset Strategy Fund's investments in securities with different credit qualities, maturities, and coupon or dividend rates, and by seeking to take advantage of yield differentials between securities. Securities in this class may include bonds, notes, adjustable-rate preferred stocks, convertible bonds, mortgage-related and asset-backed securities, domestic and foreign government and government agency securities, zero coupon bonds, and other intermediate and long-term securities. As with the short-term class, these securities may be denominated in U.S. dollars or a foreign currency. W&R Asset Strategy Fund may not invest more than 35% of its total assets in lower quality, high-yielding debt securities.

     The stock class includes domestic and foreign equity securities of all types (other than adjustable rate preferred stocks, which are included in the bond class). WRIMCO seeks to maximize total return within this asset class by allocating assets to industry sectors expected to benefit from major trends, and to individual stocks that WRIMCO believes to have superior growth potential. Securities in the stock class may include common stocks, fixed-rate preferred stocks (including convertible preferred stocks), warrants, rights, depositary receipts, securities of investment companies, and other equity securities issued by companies of any size, located anywhere in the world.

     WRIMCO seeks to take advantage of yield differentials by considering the purchase or sale of instruments when differentials on spreads between various grades and maturities of such instruments approach extreme levels relative to long-term norms.

     In making asset allocation decisions, WRIMCO typically evaluates projections of risk, market conditions, economic conditions, volatility, yields, and returns.

     The ability of W&R Asset Strategy Fund to purchase and hold precious metals such as gold, silver and platinum may allow it to benefit from a potential increase in the price of precious metals or stability in the price of such metals at a time when the value of securities may be declining. For example, during periods of declining stock prices, the price of gold may increase or remain stable, while the value of the stock market may be subject to a general decline.

     Precious metal prices are affected by various factors, such as economic conditions, political events and monetary policies. As a result, the price of gold, silver or platinum may fluctuate widely. The sole source of return to W&R Asset Strategy Fund from such investments will be gains realized on sales; a negative return will be realized if the metal is sold at a loss. Investments in precious metals do not provide a yield. W&R Asset
Strategy Fund's direct investment in precious metals is limited by tax considerations. See Taxes.

W&R High Income Fund

     W&R High Income Fund may invest in certain high-yield, high-risk, non-
investment grade debt securities rated BB or below by Standard & Poor's
(S&P) or Ba or below by Moody's Corporation (Moody's) or, if unrated, judged by WRIMCO to be of equivalent quality (commonly referred to as junk bonds). The market for such securities may differ from that for investment grade debt securities. See the discussion below for information about the risks associated with non-investment grade debt securities. See Appendix A to this SAI for a more complete description of bond ratings.

W&R Money Market Fund

     W&R Money Market Fund may only invest in the money market obligations and instruments listed below. In addition, as a money market fund, and in order for the Fund to use the amortized cost method of valuing its portfolio securities, the Fund must comply with Rule 2a-7 (Rule 2a-7) under the Investment Company Act of 1940, as amended (1940 Act). Under Rule 2a-7, investments are limited to those that are U.S. dollar denominated and that are rated in one of the two highest rating categories by the requisite nationally recognized statistical rating organization (NRSRO) or are comparable unrated securities. See Appendix A to this SAI for a description of some of these ratings. In addition, Rule 2a-7 limits investments in securities of any one issuer (except U.S. Government securities) to no more than 5% of the Fund's total assets. Investments in securities rated in the second highest rating category by the requisite NRSRO or comparable unrated securities are limited to no more than 5% of the Fund's total assets, with investment in such securities of any one issuer (except U.S. Government securities) being limited to the greater of one percent of the Fund's total assets or $1,000,000. In accordance with Rule 2a-7, the Fund may invest in securities with a remaining maturity of not more than 397 calendar days.
See further discussion under Determination of Offering Price.

      (1)  U.S. Government Securities:  See the section entitled U.S.
Government Securities.

      (2)  Bank Obligations and Instruments Secured Thereby: Subject to
the limitations described above, time deposits, certificates of deposit, bankers' acceptances and other bank obligations if they are obligations of a bank subject to regulation by the U.S. Government (including obligations issued by foreign branches of these banks) or obligations issued by a foreign bank having total assets equal to at least U.S. $500,000,000, and instruments secured by any such obligation. A bank includes commercial banks and savings and loan associations. Time deposits are monies kept on deposit with U.S. banks or other U.S. financial institutions for a stated
period of time at a fixed rate of interest. At present, bank time deposits are not considered by the Board of Directors or WRIMCO to be readily marketable. There may be penalties for the early withdrawal of such time deposits, in which case, the yield of these investments will be reduced.

      (3)  Commercial Paper Obligations Including Variable Rate Master
Demand Notes:  Commercial paper rated as described above. A variable rate master demand note represents a purchasing/selling arrangement of short-
term promissory notes under a letter agreement between a commercial paper issuer and an institutional investor.

      (4)  Corporate Debt Obligations:  Corporate debt obligations if they are rated as described above.

      (5)  Canadian Government Obligations:  Obligations of, or
obligations guaranteed by, the Government of Canada, a Province of Canada
or any agency, instrumentality or political subdivision of that Government or any Province. The Fund will not invest in Canadian Government obligations if more than 10% of the value of its total assets would then be so invested, subject to the diversification requirements applicable to the
Money Market Fund.

      (6)  Certain Other Obligations:  Obligations other than those listed in (1) through (5) (including municipal obligations) only if any such other obligation is guaranteed as to principal and interest by either a bank or a corporation in whose securities the Fund is eligible to invest under Rule
2a-7.

     The value of the obligations and instruments in which the Fund invests will fluctuate depending in large part on changes in prevailing interest rates. If these rates go up after the Fund buys an obligation or instrument, its value may go down; if these rates go down, its value may go
up. Changes in interest rates will be more quickly reflected in the yield of a portfolio of short-term obligations than in the yield of a portfolio of long-term obligations.

Securities - General

     The main types of securities in which the Funds may invest include common stocks, preferred stocks, debt securities and convertible securities. Although common stocks and other equity securities have a history of long-term growth in value, their prices tend to fluctuate in the short term, particularly those of smaller companies. A Fund (other than W&R
Money Market Fund) may invest in preferred stocks rated in any rating category of the established rating services or, if unrated, judged by
WRIMCO to be of equivalent quality, subject to each Fund's limitations.
Debt securities have varying levels of sensitivity to changes in interest rates and varying degrees of quality. As a general matter, however, when interest rates rise, the values of fixed-rate debt securities fall and, conversely, when interest rates fall, the values of fixed-rate debt securities rise. Similarly, long-term bonds are generally more sensitive to interest rate changes than short-term bonds.

     Lower quality debt securities (commonly called junk bonds) are considered to be speculative and involve greater risk of default or price changes due to changes in the issuer's creditworthiness. The market prices of these securities may fluctuate more than high-quality securities and may decline significantly in periods of general economic difficulty. The market for lower-rated debt securities may be thinner and less active than that for higher-rated debt securities, which can adversely affect the prices at which the former are sold. Adverse publicity and changing investor perceptions may decrease the values and liquidity of lower-rated debt securities, especially in a thinly traded market. Valuation becomes more difficult and judgment plays a greater role in valuing lower-rated debt securities than with respect to securities for which more external sources of quotations and last sale information are available. Since the risk of default is higher for lower-rated debt securities, WRIMCO's research and credit analysis are an especially important part of managing securities of this type held by a Fund. WRIMCO continuously monitors the issuers of lower-rated debt securities in a Fund's portfolio in an attempt to determine if the issuers will have sufficient cash flow and profits to meet required principal and interest payments. A Fund may choose, at its expense or in conjunction with others, to pursue litigation or otherwise exercise its rights as a security holder to seek to protect the interests of security holders if it determines this to be in the best interest of the
Fund's shareholders.

     A Fund (other than W&R Money Market Fund) may invest in debt securities rated in any rating category of the established rating services, subject to each Fund's limitations, including securities rated in the lowest category (securities rated D by S&P and C by Moody's). Debt securities rated D by S&P or C by Moody's are in payment default or are regarded as having extremely poor prospects of ever attaining any real investment standing. Debt securities rated at least BBB by S&P or Baa by
Moody's are considered to be investment grade debt securities; however, securities rated BBB or Baa may have speculative characteristics. In addition, a Fund will treat unrated securities judged by WRIMCO to be of equivalent quality to a rated security as having that rating.

     While credit ratings are only one factor WRIMCO relies on in evaluating high-yield debt securities, certain risks are associated with credit ratings. Credit ratings evaluate the safety of principal and interest payments, not market value risk. Credit ratings for individual securities may change from time to time, and a Fund may retain a portfolio security whose rating has been changed.

     Each of the Funds (other than W&R Money Market Fund and W&R Municipal
Bond Fund) may purchase debt securities whose principal amount at maturity is dependent upon the performance of a specified equity security. The issuer of such debt securities, typically an investment banking firm, is unaffiliated with the issuer of the equity security to whose performance the debt security is linked. Equity-linked debt securities differ from ordinary debt securities in that the principal amount received at maturity is not fixed, but is based on the price of the linked equity security at the time the debt security matures. The performance of equity-linked debt securities depends primarily on the performance of the linked equity security and may also be influenced by interest rate changes. In addition, although the debt securities are typically adjusted for diluting events such as stock splits, stock dividends and certain other events affecting the market value of the linked equity security, the debt securities are not adjusted for subsequent issuances of the linked equity security for cash.
Such an issuance could adversely affect the price of the debt security. In addition to the equity risk relating to the linked equity security, such debt securities are also subject to credit risk with regard to the issuer of the debt security. In general, however, such debt securities are less volatile than the equity securities to which they are linked.

     Each Fund (other than W&R Money Market Fund and W&R Municipal Bond
Fund) may invest in convertible securities. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or different issuer within a particular period of time at a specified price or formula. Convertible securities generally have higher yields than common stocks of the same or similar issuers, but lower yields than comparable nonconvertible securities, are less subject to fluctuation in the value than the underlying stock because they have fixed income characteristics, and provide the potential for capital appreciation if the market price of the underlying common stock increases.

     The value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security's investment value.

     Each of the Funds (other than W&R Money Market Fund and W&R Municipal
Bond Fund) may also invest in a type of convertible preferred stock that pays a cumulative, fixed dividend that is senior to, and expected to be in excess of, the dividends paid on the common stock of the issuer. At the mandatory conversion date, the preferred stock is converted into not more than one share of the issuer's common stock at the call price that was established at the time the preferred stock was issued. If the price per share of the related common stock on the mandatory conversion date is less than the call price, the holder of the preferred stock will nonetheless receive only one share of common stock for each share of preferred stock
(plus cash in the amount of any accrued but unpaid dividends). At any time prior to the mandatory conversion date, the issuer may redeem the preferred stock upon issuing to the holder a number of shares of common stock equal to the call price of the preferred stock in effect on the date of redemption divided by the market value of the common stock, with such market value typically determined one or two trading days prior to the date notice of redemption is given. The issuer must also pay the holder of the preferred stock cash in an amount equal to any accrued but unpaid dividends on the preferred stock. This convertible preferred stock is subject to the same market risk as the common stock of the issuer, except to the extent that such risk is mitigated by the higher dividend paid on the preferred stock. The opportunity for equity appreciation afforded by an investment in such convertible preferred stock, however, is limited, because in the event the market value of the issuer's common stock increases to or above the call price of the preferred stock, the issuer may (and would be expected
to) call the preferred stock for redemption at the call price. This convertible preferred stock is also subject to credit risk with regard to the ability of the issuer to pay the dividend established upon issuance of the preferred stock. Generally, convertible preferred stock is less volatile than the related common stock of the issuer.

Specific Securities and Investment Practices

   Bank Deposits

     Among the debt securities in which the Funds may invest are deposits in banks (represented by certificates of deposit or other evidence of deposit issued by such banks) of varying maturities. The Federal Deposit
Insurance Corporation insures the principal of such deposits, currently to the extent of $100,000 per bank. Bank deposits are not marketable, and a
Fund may invest in them only within the limit mentioned under Illiquid
Investments unless such obligations are payable at principal amount plus accrued interest on demand or within seven days after demand.

   Borrowing

     From time to time W&R Mid Cap Growth Fund may increase its ownership of securities by borrowing on an unsecured basis at fixed rates of interest and investing the borrowed funds. Any such borrowing will be made only from banks and only to the extent that the value of the Fund's assets, less its liabilities other than borrowings, is equal to at least 300% of all borrowings including the proposed borrowing. This 300% limit is contained in the 1940 Act. If the value of the Fund's assets so computed should fail to meet the 300% asset coverage requirement, the Fund is required within three days to reduce its bank debt to the extent necessary to meet that requirement and may have to sell a portion of its investments at a time when independent investment judgment would not dictate such sale.

     Interest on money borrowed is an expense that W&R Mid Cap Growth Fund would not otherwise incur, so that it may have little or no net investment income during periods of substantial borrowings. Borrowing for investment increases both investment opportunity and risk. Since substantially all of the Fund's assets may fluctuate in value, but borrowing obligations are fixed, the net asset value per share correspondingly will tend to increase and decrease more when the portfolio assets increase or decrease in value than would otherwise be the case. This factor is known as leverage.

   Foreign Securities and Currencies

     The Funds (other than W&R Limited-Term Bond Fund and W&R Municipal
Bond Fund) may invest in the securities of foreign issuers, including depositary receipts. In general, depositary receipts are securities convertible into and evidencing ownership of securities of foreign corporate issuers, although depositary receipts may not necessarily be denominated in the same currency as the securities into which they may be converted. American depositary receipts, in registered form, are U. S.
dollar-denominated receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. International depositary receipts and European depositary receipts, in bearer form, are foreign receipts evidencing a similar arrangement and are designed for use by non-U.S. investors and traders in non-U.S. markets. Global depositary receipts are designed to facilitate the trading of securities of foreign issuers by U.S. and non-U.S. investors and traders.

     WRIMCO believes that there are investment opportunities as well as risks by investing in foreign securities. Individual foreign economies may differ favorably or unfavorably from the U.S. economy or each other in such matters as gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Individual foreign companies may also differ favorably or unfavorably from domestic companies in the same industry. Foreign currencies may be stronger or weaker than the U.S. dollar or than each other. Thus, the value of securities denominated in or indexed to foreign currencies, and dividends and interest from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. WRIMCO believes that a Fund's ability to invest its assets abroad might enable it to take advantage of these differences and strengths where they are favorable.

     However, foreign securities and foreign currencies involve additional significant risks, apart from the risks inherent in U.S. investments.
Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices on some foreign markets can be highly volatile. Many foreign countries lack uniform accounting and disclosure standards comparable to those applicable to U.S. companies, and it may be more difficult to obtain reliable information regarding an issuer's financial conditions and operations. In addition, the costs of foreign investing, including withholding taxes, brokerage commissions and custodial costs, are generally higher than for U.S. investments.

     Foreign markets may offer less protection to investors than U.S.
markets. Foreign issuers, brokers and securities markets may be subject to less government supervision. Foreign securities trading practices, including those involving the release of assets in advance of payment, may involve increased risks in the event of a failed trade or the insolvency of a broker-dealer, and may involve substantial delays. It may also be difficult to enforce legal rights in foreign countries.

     Investing abroad also involves different political and economic risks.
Foreign investments may be affected by actions of foreign governments adverse to the interests of U.S. investors, including the possibility of expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars, or other government intervention. There may be greater possibility of default by foreign governments or government-
sponsored enterprises. Investments in foreign countries also involve a risk of local political, economic, or social instability, military action or unrest, or adverse diplomatic developments. There is no assurance that
WRIMCO will be able to anticipate these potential events or counter their effects.

     The considerations noted above generally are intensified in developing countries. A developing country is a nation that, in WRIMCO's opinion, is likely to experience long-term gross domestic product growth above that expected to occur in the United States, the United Kingdom, France,
Germany, Italy, Japan and Canada. Developing countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities.

     Certain foreign securities impose restrictions on transfer within the
United States or to U.S. persons. Although securities subject to transfer restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions.

     Each of the Funds (other than W&R Limited-Term Bond Fund, W&R Money
Market Fund and W&R Municipal Bond Fund) may purchase and sell foreign currency and invest in foreign currency deposits and may enter into forward currency contracts. The Funds may incur a transaction charge in connection with the exchange of currency. Currency conversion involves dealer spreads and other costs, although commissions are not usually charged. See,
Options, Futures and Other Strategies - Forward Currency Contracts.

     Investments in obligations of domestic branches of foreign banks will be considered domestic securities if WRIMCO has determined that the nature and extent of federal and state regulation and supervision of the branch in question is substantially equivalent to federal or state chartered domestic banks doing business in the same jurisdiction.

   Illiquid Investments

     Illiquid investments are investments that cannot be sold or otherwise disposed of in the ordinary course of business within seven days at approximately the price at which they are valued. Investments currently considered to be illiquid include:

     (1)  repurchase agreements not terminable within seven days;
     (2)  restricted securities not determined to be liquid pursuant to guidelines established by the Fund's Board of Directors;
     (3)  non-government stripped fixed-rate mortgage-backed securities;
     (4)  bank deposits, unless they are payable at principal amount plus accrued interest on demand or within seven days after demand;
     (5)  over-the-counter (OTC) options (options not traded on an exchange) and their underlying collateral;
     (6)  securities for which market quotations are not readily available;
     (7)  securities involved in swap, cap, floor and collar
          transactions;and
     (8)  direct debt instruments.

     The assets used as cover for OTC options written by a Fund will be considered illiquid unless the OTC options are sold to qualified dealers who agree that the Fund may repurchase any OTC option it writes at a maximum price to be calculated by a formula set forth in the option agreement. The cover for an OTC option written subject to this procedure would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

     If through a change in values, net assets, or other circumstances, a
Fund were in a position where more than 10% or 15%, as applicable, of its net assets were invested in illiquid securities, it would seek to take appropriate steps to protect liquidity.

   Indexed Securities

     Each Fund may purchase indexed securities subject to its operating policy regarding derivative instruments. Indexed securities are securities the value of which varies in relation to the value of other securities, securities indexes, currencies, precious metals or other commodities, or other financial indicators. Subject to the requirements of Rule 2a-7, W&R
Money Market Fund may purchase securities the value of which varies in relation to the value of financial indicators such as other securities, securities indexes or interest rates, as long as the indexed securities are
U.S. dollar-denominated. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. The performance of indexed securities depends to a great extent on the performance of the security, currency or other instrument to which they are indexed and may also be influenced by interest rate changes in the United
States and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security and their values may decline substantially if the issuer's creditworthiness deteriorates.
Indexed securities may be more volatile than the underlying investments.
Gold-indexed securities, for example, typically provide for a maturity value that depends on the price of gold, resulting in a security whose price tends to rise and fall together with gold prices. Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar-denominated securities of equivalent issuers.
Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-
denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other.

     Recent issuers of indexed securities have included banks,
corporations, and certain U.S. Government agencies. WRIMCO will use its judgment in determining whether indexed securities should be treated as short-term instruments, bonds, stocks, or as a separate asset class for purposes of W&R Asset Strategy Fund's investment allocations, depending on the individual characteristics of the securities. Certain indexed securities that are not traded on an established market may be deemed illiquid.

   Investment Company Securities

     Certain Funds may purchase securities of closed-end investment companies. W&R Asset Strategy Fund may purchase securities of open-end and closed-end investment companies subject to the restrictions and limitations of the 1940 Act. As a shareholder in an investment company, the Fund would bear its pro rata share of that investment company's expenses, which could result in duplication of certain fees, including management and administrative fees.

   Lending Securities

     Securities loans may be made on a short-term or long-term basis for the purpose of increasing a Fund's income. If a Fund lends securities, the borrower pays the Fund an amount equal to the dividends or interest on the securities that the Fund would have received if it had not lent the securities. The Fund also receives additional compensation. Under a Fund's current securities lending procedures, the Fund may lend securities only to broker-dealers and financial institutions deemed creditworthy by WRIMCO.

     Any securities loans that a Fund makes must be collateralized in accordance with applicable regulatory requirements (the Guidelines). At the time of each loan, the Fund must receive collateral equal to no less than
100% of the market value of the securities loaned. Under the present
Guidelines, the collateral must consist of cash, U.S. Government securities or bank letters of credit, at least equal in value to the market value of the securities lent on each day that the loan is outstanding. If the market value of the lent securities exceeds the value of the collateral, the borrower must add more collateral so that it at least equals the market value of the securities lent. If the market value of the securities decreases, the borrower is entitled to a return of the excess collateral.

     There are two methods of receiving compensation for making loans. The first is to receive a negotiated loan fee from the borrower. This method is available for all three types of collateral. The second method, which is not available when letters of credit are used as collateral, is for a Fund to receive interest on the investment of the cash collateral or to receive interest on the U.S. Government securities used as collateral. Part of the interest received in either case may be shared with the borrower.

     The letters of credit that a Fund may accept as collateral are agreements by banks (other than the borrowers of the Fund's securities), entered into at the request of the borrower and for its account and risk, under which the banks are obligated to pay to the Fund, while the letter is in effect, amounts demanded by the Fund if the demand meets the terms of the letter. The Fund's right to make this demand secures the borrower's obligations to it. The terms of any such letters and the creditworthiness of the banks providing them (which might include the Fund's custodian bank)
must be satisfactory to WRIMCO. The Fund will make loans only under rules of the New York Stock Exchange (NYSE), which presently require the borrower to give the securities back to the Fund within five business days after the
Fund gives notice to do so. If the Fund loses its voting rights on securities loaned, it will have the securities returned to it in time to vote them if a material event affecting the investment is to be voted on.
The Fund may pay reasonable finder's, administrative and custodian fees in connection with loans of securities.

     Some, but not all, of these rules are necessary to meet requirements of certain laws relating to securities loans. These rules will not be changed unless the change is permitted under these requirements. The requirements do not cover these present rules which may be changed without shareholder vote as to (1) whom securities may be loaned, (2) the investment of cash collateral, or (3) voting rights.

     There may be risks of delay in receiving additional collateral from the borrower if the market value of the securities loaned increases, as well as risks of delay in recovering the securities loaned or even loss of rights in collateral should the borrower fail financially.

   Loans and Other Direct Debt Instruments

     Direct debt instruments are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates (loans and loan participations), to suppliers of goods or services (trade claims or other receivables), or to other parties. W&R Asset Strategy Fund may invest in direct debt instruments, subject to its policies regarding the quality of debt securities.

     Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the borrower for payment of principal and interest. Direct debt instruments may not be rated by any nationally recognized rating service. If W&R Asset Strategy Fund does not receive scheduled interest or principal payments on such indebtedness, the
Fund's share price and yield could be adversely affected. Loans that are fully secured offer the Fund more protections than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower's obligation, or that the collateral could be liquidated. Indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks, and may be highly speculative.
Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Direct indebtedness of developing countries also involves a risk that the governmental entities responsible for the repayment of the debt may be unable, or unwilling, to pay interest and principal when due.

     Investments in loans through direct assignment of a financial institution's interests with respect to a loan may involve additional risks to W&R Asset Strategy Fund. For example, if a loan is foreclosed, the Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. Direct debt instruments may also involve a risk of insolvency of the lending bank or other intermediary. Direct debt instruments that are not in the form of securities may offer less legal protection to the Fund in the event of fraud or misrepresentation. In the absence of definitive regulatory guidance, the Fund relies on WRIMCO's research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the
Fund.

     A loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. Unless, under the terms of the loan or other indebtedness, W&R Asset Strategy Fund has direct recourse against the borrower, it may have to rely on the agent to apply appropriate credit remedies against a borrower. If assets held by the agent for the benefit of the Fund were determined to be subject to the claims of the agent's general creditors, the Fund might incur certain costs and delays in realizing payment on the loan or loan participation and could suffer a loss of principal or interest.

     Investments in direct debt instruments may entail less legal protection for W&R Asset Strategy Fund. Direct indebtedness purchased by the Fund may include letters of credit, revolving credit facilities, or other standby financing commitments obligating the Fund to pay additional cash on demand. These commitments may have the effect of requiring the Fund to increase its investment in a borrower at a time when it would not otherwise have done so, even if the borrower's condition makes it unlikely that the amount will ever be repaid. The Fund will set aside appropriate liquid assets in a segregated custodial account to cover its potential obligations under standby financing commitments.

     For purposes of the limitations on the amount of total assets that W&R
Asset Strategy Fund will invest in any one issuer or in issuers within the same industry, the Fund generally will treat the borrower as the issuer of indebtedness held by the Fund. In the case of loan participations where a bank or other lending institution serves as financial intermediary between the Fund and the borrower, if the participation does not shift to the Fund the direct debtor-creditor relationship with the borrower, Securities and
Exchange Commission (SEC) interpretations require the Fund, in appropriate circumstances, to treat both the lending bank or other lending institution and the borrower as issuers for these purposes. Treating a financial intermediary as an issuer of indebtedness may restrict the Fund's ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

   Money Market Instruments

     Money market instruments are high-quality, short-term debt instruments that generally present minimal credit risk. They may include U.S.
Government securities, commercial paper and other short-term corporate obligations, certificates of deposit and other financial institution obligations. These instruments may carry fixed or variable interest rates.

   Mortgage-Backed and Asset-Backed Securities

      Mortgage-Backed Securities.Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property and include single- and multi-class pass-through securities and collateralized mortgage obligations. Multi-
class pass-through securities and collateralized mortgage obligations are collectively referred to in this SAI as CMOs. Some CMOs are directly supported by other CMOs, which in turn are supported by mortgage pools.
Investors typically receive payments out of the interest and principal on the underlying mortgages. The portions of the payments that investors receive, as well as the priority of their rights to receive payments, are determined by the specific terms of the CMO class.

     The U.S. Government mortgage-backed securities in which the Fund may invest include mortgage-backed securities issued or guaranteed as to the payment of principal and interest (but not as to market value) by the
Federal National Mortgage Association (Fannie Mae), Government National
Mortgage Association (Ginnie Mae), or Federal Home Loan Mortgage
Corporation (Freddie Mac). Other mortgage-backed securities are issued by private issuers, generally originators of and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers and special purpose entities. Payments of principal and interest (but not the market value) of such private mortgage-backed securities may be supported by pools of mortgage loans or other mortgage-
backed securities that are guaranteed, directly or indirectly, by the U.S.
Government or one of its agencies or instrumentalities, or they may be issued without any government guarantee of the underlying mortgage assets but with some form of non-government credit enhancement. These credit enhancements do not protect investors from changes in market value.

     The Funds may purchase mortgage-backed securities issued by both government and non-government entities such as banks, mortgage lenders or other financial institutions. Other types of mortgage-backed securities will likely be developed in the future, and the Funds may so invest as long as WRIMCO determines that such investments are consistent with the Fund's goals and investment policies.

      Stripped Mortgage-Backed Securities. Stripped mortgage-backed securities are created when a U.S. Government agency or a financial institution separates the interest and principal components of a mortgage-
backed security and sells them as individual securities. The holder of the principal-only security (PO) receives the principal payments made by the underlying mortgage-backed security, while the holder of the interest-only security (IO) receives interest payments from the same underlying security.

     For example, IO classes are entitled to receive all or a portion of the interest, but none (or only a nominal amount) of the principal payments, from the underlying mortgage assets. If the mortgage assets underlying an IO experience greater than anticipated principal prepayments, then the total amount of interest allocable to the IO class, and therefore the yield to investors, generally will be reduced. In some instances, an investor in an IO may fail to recoup all of the investor's initial investment, even if the security is guaranteed by the U.S. Government or considered to be of the highest quality. Conversely, PO classes are entitled to receive all or a portion of the principal payments, but none of the interest, from the underlying mortgage assets. PO classes are purchased at substantial discounts from par, and the yield to investors will be reduced if principal payments are slower than expected. IOs, POs and other
CMOs involve special risks, and evaluating them requires special knowledge.

     Asset-Backed Securities.Asset-backed securities have structural characteristics similar to mortgage-backed securities, as discussed above.
However, the underlying assets are not first lien mortgage loans or interests therein, but include assets such as motor vehicle installment sales contracts, other installment sale contracts, home equity loans, leases of various types of real and personal property and receivables from revolving credit (credit card) agreements. Such assets are securitized through the use of trusts or special purpose corporations. Payments or distributions of principal and interest may be guaranteed up to a certain amount and for a certain time period by a letter of credit or pool insurance policy issued by a financial institution unaffiliated with the issuer, or other credit enhancements may be present. The value of asset-
backed securities may also depend on the creditworthiness of the servicing agent for the loan pool, the originator of the loans or the financial institution providing the credit enhancement.

      Special Characteristics of Mortgage-Backed and Asset-Backed
Securities.The yield characteristics of mortgage-backed and asset-backed securities differ from those of traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other obligations generally may be prepaid at any time. Prepayments on a pool of mortgage loans are influenced by a variety of economic, geographic, social and other factors, including changes in mortgagors' housing needs, job transfers, unemployment, mortgagors' net equity in the mortgaged properties and servicing decisions.
Generally, however, prepayments on fixed-rate mortgage loans will increase during a period of falling interest rates and decrease during a period of rising interest rates. Similar factors apply to prepayments on asset-backed securities, but the receivables underlying asset-backed securities generally are of a shorter maturity and thus are likely to experience substantial prepayments. Such securities, however, often provide that for a specified time period the issuers will replace receivables in the pool that are repaid with comparable obligations. If the issuer is unable to do so, repayment of principal on the asset-backed securities may commence at an earlier date.

     The rate of interest on mortgage-backed securities is lower than the interest rates paid on the mortgages included in the underlying pool due to the annual fees paid to the servicer of the mortgage pool for passing through monthly payments to certificate holders and to any guarantor and due to any yield retained by the issuer. Actual yield to the holder may vary from the coupon rate, even if adjustable, if the mortgage-backed securities are purchased or traded in the secondary market at a premium or discount. In addition, there is normally some delay between the time the issuer receives mortgage payments from the servicer and the time the issuer makes the payments on the mortgage-backed securities, and this delay reduces the effective yield to the holder of such securities.

     Yields on pass-through securities are typically quoted by investment dealers and vendors based on the maturity of the underlying instruments and the associated average life assumption. The average life of pass-through pools varies with the maturities of the underlying mortgage loans. A pool's term may be shortened by unscheduled or early payments of principal on the underlying mortgages. Because prepayment rates of individual pools vary widely, it is not possible to predict accurately the average life of a particular pool. In the past, a common industry practice has been to assume that prepayments on pools of fixed-rate 30-year mortgages would result in a
12-year average life for the pool. At present, mortgage pools, particularly those with loans with other maturities or different characteristics, are priced on an assumption of average life determined for each pool. In periods of declining interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of a pool of mortgage-
related securities. Conversely, in periods of rising interest rates, the rate of prepayment tends to decrease, thereby lengthening the actual average life of the pool. Changes in the rate or speed of these payments can cause the value of the mortgage backed securities to fluctuate rapidly.
However, these effects may not be present, or may differ in degree, if the mortgage loans in the pools have adjustable interest rates or other special payment terms, such as a prepayment charge. Actual prepayment experience may cause the yield of mortgage-backed securities to differ from the assumed average life yield.

The market for privately issued mortgage-backed and asset-backed securities is smaller and less liquid than the market for U.S. Government mortgage-
backed securities. CMO classes may be specifically structured in a manner that provides any of a wide variety of investment characteristics, such as yield, effective maturity and interest rate sensitivity. As market conditions change, however, and especially during periods of rapid or unanticipated changes in market interest rates, the attractiveness of some
CMO classes and the ability of the structure to provide the anticipated investment characteristics may be reduced. These changes can result in volatility in the market value and in some instances reduced liquidity, of the CMO class.

   Municipal Bonds

     Municipal bonds are issued by a wide range of state and local governments, agencies and authorities for various purposes. The two main kinds of municipal bonds are general obligation bonds and revenue bonds. In general obligation bonds, the issuer has pledged its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable only from specific sources; these may include revenues from a particular facility or class of facilities or special tax or other revenue source.

     A special class of bonds issued by state and local government authorities and agencies are private activity bonds (PABs). Only those PABs the interest on which is free from Federal income taxation (although the interest may be an item of tax preference for purposes of the Federal alternative minimum tax (AMT)) will be considered municipal bonds for purposes of W&R Municipal Bond Fund's investment policies. In general, PABs are revenue bonds and are issued by or on behalf of public authorities to obtain funds to finance privately operated facilities. They generally depend for their credit quality on the credit standing of the company involved. Therefore, to the extent the Fund invests a significant amount of its total assets in bonds issued by entities in any one industry, it will be subject to the risks inherent in the industry to which the issuer belongs.

     For example, a hospital's gross receipts and net income available to service its debt are influenced by demand for hospital services, the ability of the hospital to provide the services required, management and medical capabilities, economic developments in the service area, efforts by insurers and government agencies to limit rates and expenses, confidence in the hospital, service area economic developments, competition, availability and expense of malpractice insurance, Medicaid and Medicare funding, and possible Federal legislation limiting the rates of increase of hospital charges. Significant events impacting the hospital industry in any one of these areas might adversely affect the industry's ability to service its debt or to pay principal when due.

     Life care facilities are an alternative form of long-term housing for the elderly. They are subject to a wide variety of risks. Primarily, the projects must maintain adequate occupancy levels to be able to provide revenues adequate to maintain debt service payments. Moreover, since a portion of housing, medical care and other services may be financed by an initial deposit it is important that the facility maintain adequate financial reserves to secure estimated actuarial liabilities. The ability of management to accurately forecast inflationary cost pressures weighs importantly in the process. The facilities may also be impacted by regulatory cost restrictions applied to health care delivery in general, particularly state regulations or changes in Medicare and Medicaid payments or qualifications, or restrictions imposed by medical insurance companies.
They may also face competition from alternative health care or conventional housing facilities in the private or public sector.

     Municipal leases and participation interests therein are another specific type of municipal bond. The factors that WRIMCO considers in determining whether any rated municipal lease obligations are liquid include the following:  (1) the frequency of trades and quotes for the obligations; (2) the number of dealers willing to purchase or sell the security and the number of other potential buyers; (3) the willingness of dealers to undertake to make a market in the securities; (4) the nature of marketplace trades, including the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer; (5) the likelihood that the marketability of the obligation will be maintained through the time the instrument is held; (6) the credit quality of the issuer and the lessee; and (7) the essentiality to the lessee of the property covered by the lease. Unrated municipal lease obligations are considered illiquid. These obligations, which may take the form of a lease, an installment purchase, or a conditional sale contract, are issued by state and local governments and authorities to acquire land and a variety of equipment and facilities. The Funds have not held and do not intend to hold such obligations directly as a lessor of the property but may from time to time purchase a participation interest in a municipal obligation from a bank or other third party. A participation interest gives a Fund a specified, undivided interest in the obligation in proportion to its purchased interest in the total amount of the obligation.

     Municipal leases frequently have risks distinct from those associated with general obligation or revenue bonds. State constitutions and statutes set forth requirements that states or municipalities must meet to incur debt, including voter referenda, interest rate limits or public sale requirements. Leases, installment purchases or conditional sale contracts have evolved as means for governmental issuers to acquire property and equipment without being required to meet these constitutional and statutory requirements. Many leases and contracts include non-appropriation clauses providing that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the legislative body on a yearly or other periodic basis. Non-
appropriation clauses free the issuer from debt issuance limitations. In determining the liquidity of a municipal lease obligation, WRIMCO will differentiate between direct interests in municipal leases and municipal lease-backed securities, the latter of which may take the form of a lease-
backed revenue bond, a tax-exempt asset-backed security or any other investment structure using a municipal lease-purchased agreement as its base. While the former may present liquidity issues, the latter are based on a well-established method of securing payment of a municipal lease obligation.

     WRIMCO and the Funds rely on the opinion of bond counsel for the issuer in determining whether the interest on such issuers obligations is excludable from gross income for Federal income tax purposes. If a court holds that interest on an obligation held by W&R Municipal Bond Fund is not excludable from gross income for Federal income tax purposes, the Fund will sell the obligation as soon as possible, but it might incur a loss upon such sale.

     With respect to ratings of municipal bonds (see, Appendix A), now or in the future, S&P or Moody's may use different rating designations for municipal bonds depending on their maturities on issuance or other characteristics. For example, Moody's currently rates the top four categories of municipal notes (i.e., municipal bonds generally with a maturity at the time of issuance ranging from six months to three years) as
MIG 1, MIG 2, MIG 3 and MIG 4. A Fund is not required to dispose of any municipal bond if its rating falls below the rating required for its purchase, nor does such a fall in rating affect the amount of unrated municipal bonds that a Fund may buy.

   Options, Futures and Other Strategies

      General.WRIMCO may use certain options, futures contracts
(sometimes referred to as futures), options on futures contracts, forward currency contracts, swaps, caps, floors, collars, indexed securities and other derivative instruments (collectively, Financial Instruments) to attempt to enhance income or yield or to attempt to hedge a Fund's investments. The strategies described below may be used in an attempt to manage the risks of a Fund's investments that can affect fluctuation in its
NAV.

     Generally, a Fund may purchase and sell any type of Financial
Instrument. However, as an operating policy, a Fund will only purchase or sell a particular Financial Instrument if the Fund is authorized to invest in the type of asset by which the return on, or value of, the Financial
Instrument is primarily measured. If a Fund is authorized to invest in foreign securities, it may purchase and sell foreign currency derivatives.

     Hedging strategies can be broadly categorized as short hedges and long hedges. A short hedge is a purchase or sale of a Financial Instrument intended partially or fully to offset potential declines in the value of one or more investments held in a Fund's portfolio. Thus, in a short hedge, the Fund takes a position in a Financial Instrument whose price is expected to move in the opposite direction of the price of the investment being hedged.

     Conversely, a long hedge is a purchase or sale of a Financial
Instrument intended partially or fully to offset potential increases in the acquisition cost of one or more investments that a Fund intends to acquire.
Thus, in a long hedge, the Fund takes a position in a Financial Instrument whose price is expected to move in the same direction as the price of the prospective investment being hedged. A long hedge is sometimes referred to as an anticipatory hedge. In an anticipatory hedge transaction, the Fund does not own a corresponding security and, therefore, the transaction does not relate to a security the Fund owns. Rather, it relates to a security that the Fund intends to acquire. If the Fund does not complete the hedge by purchasing the security it anticipated purchasing, the effect on the
Fund's holdings is the same as if the transaction were entered into for speculative purposes.

     Financial Instruments on securities generally are used to attempt to hedge against price movements in one or more particular securities positions that a Fund owns or intends to acquire. Financial Instruments on indexes, in contrast, generally are used to attempt to hedge against price movements in market sectors in which a Fund has invested or expects to invest. Financial Instruments on debt securities may be used to hedge either individual securities or broad debt market sectors.

     The use of Financial Instruments is subject to applicable regulations of the Securities and Exchange Commission (SEC), the several exchanges upon which they are traded and the Commodity Futures Trading Commission (CFTC).
In addition, a Fund's ability to use Financial Instruments is limited by tax considerations. See Taxes.

     In addition to the instruments, strategies and risks described below,
WRIMCO expects to discover additional opportunities in connection with
Financial Instruments and other similar or related techniques. These new opportunities may become available as WRIMCO develops new techniques, as regulatory authorities broaden the range of permitted transactions and as new Financial Instruments or other techniques are developed. WRIMCO may utilize these opportunities to the extent that they are consistent with a
Fund's goal(s) and permitted by a Fund's investment limitations and applicable regulatory authorities. A Fund might not use any of these strategies, and there can be no assurance that any strategy used will succeed. The Funds' Prospectus or SAI will be supplemented to the extent that new products or techniques involve materially different risks than those described below or in the Prospectus.

      Special Risks.The use of Financial Instruments involves special considerations and risks, certain of which are described below. In general, these techniques may increase the volatility of a Fund and may involve a small investment of cash relative to the magnitude of the risk assumed.
Risks pertaining to particular Financial Instruments are described in the sections that follow:

     (1)  Successful use of most Financial Instruments depends upon
WRIMCO's ability to predict movements of the overall securities, currency and interest rate markets, which requires different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular strategy will succeed, and use of Financial Instruments could result in a loss, regardless of whether the intent was to reduce risk or increase return.

     (2)  There might be imperfect correlation, or even no correlation, between price movements of a Financial Instrument and price movements of the investments being hedged. For example, if the value of a Financial
Instrument used in a short hedge increased by less than the decline in value of the hedged investment, the hedge would not be fully successful.
Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculation or other pressures on the markets in which Financial Instruments are traded. The effectiveness of hedges using Financial Instruments on indexes will depend on the degree of correlation between price movements in the index and price movements in the securities being hedged.

     Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized contracts available will not match a Fund's current or anticipated investments exactly. A Fund may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which it typically invests, which involves a risk that the options or futures position will not track the performance of the
Fund's other investments.

     Options and futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match a Fund's investments well. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. A Fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a Fund's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

     (3)  If successful, the above-discussed strategies can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements. However, such strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements. For example, if a Fund entered into a short hedge because WRIMCO projected a decline in the price of a security in the Fund's portfolio, and the price of that security increased instead, the gain from that increase might be wholly or partially offset by a decline in the price of the Financial
Instrument. Moreover, if the price of the Financial Instrument declined by more than the increase in the price of the security, the Fund could suffer a loss. In either such case, the Fund would have been in a better position had it not attempted to hedge at all.

     (4)  As described below, a Fund might be required to maintain assets as cover, maintain segregated accounts or make margin payments when it takes positions in Financial Instruments involving obligations to third parties (i.e., Financial Instruments other than purchased options). If the
Fund were unable to close out its positions in such Financial Instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured. These requirements might impair the Fund's ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time.

     (5)  A Fund's ability to close out a position in a Financial
Instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the other party to the transaction (counterparty) to enter into a transaction closing out the position. Therefore, there is no assurance that any position can be closed out at a time and price that is favorable to the Fund.

      Cover.Transactions using Financial Instruments, other than purchased options, expose a Fund to an obligation to another party. Each
Fund will comply with SEC guidelines regarding cover for these instruments and will, if the guidelines so require, set aside cash or liquid assets in an account with its custodian in the prescribed amount as determined daily.
A Fund will not enter into any such transactions unless it owns either (1)
an offsetting (covered) position in securities, currencies or other options, futures contracts or forward contracts, or (2) cash and liquid assets with a value, marked-to-market daily, sufficient to cover its potential obligations to the extent not covered as provided in (1) above.

     Assets used as cover or held in an account cannot be sold while the position in the corresponding Financial Instrument is open, unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of a Fund's assets to cover or to segregated accounts could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

      Options.A call option gives the purchaser the right to buy, and obligates the writer to sell, the underlying investment at the agreed-upon price during the option period. A put option gives the purchaser the right to sell, and obligates the writer to buy, the underlying investment at the agreed-upon price during the option period. Purchasers of options pay an amount, known as a premium, to the option writer in exchange for the right under the option contract.

     The purchase of call options can serve as a long hedge, and the purchase of put options can serve as a short hedge. Writing put or call options can enable a Fund to enhance income or yield by reason of the premiums paid by the purchasers of such options. However, if the market price of the security underlying a put option declines to less than the exercise price of the option, minus the premium received, the Fund would expect to suffer a loss.

     Writing call options can serve as a limited short hedge, because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security or currency appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised and the Fund will be obligated to sell the security or currency at less than its market value. If the call option is an OTC option, the securities or other assets used as cover would be considered illiquid to the extent described under Illiquid Investments.

     Writing put options can serve as a limited long hedge because increases in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security or currency depreciates to a price lower than the exercise price of the put option, it can be expected that the put option will be exercised and the Fund will be obligated to purchase the security or currency at more than its market value. If the put option is an OTC option, the securities or other assets used as cover would be considered illiquid to the extent described under Illiquid Investments.

     The value of an option position will reflect, among other things, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment, the historical price volatility of the underlying investment and general market conditions. Options that expire unexercised have no value.

     A Fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, the Fund may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option; this is known as a closing purchase transaction. Conversely, the Fund may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction. Closing transactions permit the Fund to realize profits or limit losses on an option position prior to its exercise or expiration.

     A type of put that a Fund may purchase is an optional delivery standby commitment, which is entered into by parties selling debt securities to the
Fund. An optional delivery standby commitment gives the Fund the right to sell the security back to the seller on specified terms. This right is provided as an inducement to purchase the security.

      Risks of Options on Securities. Options offer large amounts of leverage, which will result in a Fund's NAV being more sensitive to changes in the value of the related instrument. Each Fund may purchase or write both exchange-traded and OTC options. Exchange-traded options in the United
States are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, guarantees completion of every exchange-traded option transaction. In contrast, OTC options are contracts between a Fund and its counterparty (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when a Fund purchases an OTC option, it relies on the counterparty from whom it purchased the option to make or take delivery of the underlying investment upon exercise of the option. Failure by the counterparty to do so would result in the loss of any premium paid by the Fund as well as the loss of any expected benefit of the transaction.

     A Fund's ability to establish and close out positions in exchange-
listed options depends on the existence of a liquid market. However, there can be no assurance that such a market will exist at any particular time.
Closing transactions can be made for OTC options only by negotiating directly with the counterparty, or by a transaction in the secondary market if any such market exists. There can be no assurance that a Fund will in fact be able to close out an OTC option position at a favorable price prior to expiration. In the event of insolvency of the counterparty, the Fund might be unable to close out an OTC option position at any time prior to its expiration.

     If a Fund were unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit.
The inability to enter into a closing purchase transaction for a covered call option written by a Fund could cause material losses because the Fund would be unable to sell the investment used as cover for the written option until the option expires or is exercised.

      Options On Indexes. Puts and calls on indexes are similar to puts and calls on securities or futures contracts except that all settlements are in cash and gain or loss depends on changes in the index in question rather than on price movements in individual securities or futures contracts. When a Fund writes a call on an index, it receives a premium and agrees that, prior to the expiration date, the purchaser of the call, upon exercise of the call, will receive from the Fund an amount of cash if the closing level of the index upon which the call is based is greater than the exercise price of the call. The amount of cash is equal to the difference between the closing price of the index and the exercise price of the call times a specified multiple (multiplier), which determines the total dollar value for each point of such difference. When a Fund buys a call on an index, it pays a premium and has the same rights as to such call as are indicated above. When a Fund buys a put on an index, it pays a premium and has the right, prior to the expiration date, to require the seller of the put, upon the Fund's exercise of the put, to deliver to the Fund an amount of cash if the closing level of the index upon which the put is based is less than the exercise price of the put, which amount of cash is determined by the multiplier, as described above for calls. When a Fund writes a put on an index, it receives a premium and the purchaser of the put has the right, prior to the expiration date, to require the Fund to deliver to it an amount of cash equal to the difference between the closing level of the index and the exercise price times the multiplier if the closing level is less than the exercise price.

      Risks of Options on Indexes. The risks of investment in options on indexes may be greater than options on securities. Because index options are settled in cash, when a Fund writes a call on an index it cannot provide in advance for its potential settlement obligations by acquiring and holding the underlying securities. A Fund can offset some of the risk of writing a call index option by holding a diversified portfolio of securities similar to those on which the underlying index is based.
However, the Fund cannot, as a practical matter, acquire and hold a portfolio containing exactly the same securities as underlie the index and, as a result, bears a risk that the value of the securities held will vary from the value of the index.

     Even if a Fund could assemble a portfolio that exactly reproduced the composition of the underlying index, it still would not be fully covered from a risk standpoint because of the timing risk inherent in writing index options. When an index option is exercised, the amount of cash that the holder is entitled to receive is determined by the difference between the exercise price and the closing index level on the date when the option is exercised. As with other kinds of options, the Fund as the call writer will not learn that the Fund has been assigned until the next business day at the earliest. The time lag between exercise and notice of assignment poses no risk for the writer of a covered call on a specific underlying security, such as a common stock, because there the writer's obligation is to deliver the underlying security, not to pay its value as of a fixed time in the past. So long as the writer already owns the underlying security, it can satisfy its settlement obligations by simply delivering it, and the risk that its value may have declined since the exercise date is borne by the exercising holder. In contrast, even if the writer of an index call holds securities that exactly match the composition of the underlying index, it will not be able to satisfy its assignment obligations by delivering those securities against payment of the exercise price. Instead, it will be required to pay cash in an amount based on the closing index value on the exercise date. By the time it learns that it has been assigned, the index may have declined, with a corresponding decline in the value of its portfolio. This timing risk is an inherent limitation on the ability of index call writers to cover their risk exposure by holding securities positions.

     If a Fund has purchased an index option and exercises it before the closing index value for that day is available, it runs the risk that the level of the underlying index may subsequently change. If such a change causes the exercised option to fall out-of-the-money, the Fund will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer.

      OTC Options.Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size and strike price, the terms of OTC options (options not traded on an exchange) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows a Fund great flexibility to tailor the option to its needs, OTC options generally involve greater risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.

     Generally, OTC foreign currency options used by a Fund are European-
style options. This means that the option is only exercisable immediately prior to its expiration. This is in contrast to American-style options, which are exercisable at any time prior to the expiration date of the option.

      Futures Contracts and Options on Futures Contracts. The purchase of futures contracts or call options on futures contracts can serve as a long hedge, and the sale of futures contracts or the purchase of put options on a futures contract can serve as a short hedge. Writing call options on futures contracts can serve as a limited short hedge, using a strategy similar to that used for writing call options on securities or indexes.
Similarly, writing put options on futures contracts can serve as a limited long hedge. Futures contracts and options on futures contracts can also be purchased and sold to attempt to enhance income or yield.

     In addition, futures contract strategies can be used to manage the average duration of a Fund's fixed-income portfolio. If WRIMCO wishes to shorten the average duration of a Fund's fixed-income portfolio, the Fund may sell a debt futures contract or a call option thereon, or purchase a put option on that futures contract. If WRIMCO wishes to lengthen the average duration of a Fund's fixed-income portfolio, the Fund may buy a debt futures contract or a call option thereon, or sell a put option thereon.

     No price is paid upon entering into a futures contract. Instead, at the inception of a futures contract the Fund is required to deposit initial margin in an amount generally equal to 10% or less of the contract value.
Margin must also be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to the Fund at the termination of the transaction if all contractual obligations have been satisfied.
Under certain circumstances, such as periods of high volatility, the Fund may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.

     Subsequent variation margin payments are made to and from the futures broker daily as the value of the futures position varies, a process known as marking-to-market. Variation margin does not involve borrowing, but rather represents a daily settlement of the Fund's obligations to or from a futures broker. When a Fund purchases an option on a futures contract, the premium paid plus transaction costs is all that is at risk. In contrast, when a Fund purchases or sells a futures contract or writes a call or put option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If the Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous.

     Purchasers and sellers of futures contracts and options on futures contracts can enter into offsetting closing transactions, similar to closing transactions on options, by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold. Positions in futures contracts and options on futures contracts may be closed only on an exchange or board of trade that provides a secondary market. However, there can be no assurance that a liquid secondary market will exist for a particular contract at a particular time. In such event, it may not be possible to close a futures contract or options position.

     Under certain circumstances, futures contracts exchanges may establish daily limits on the amount that the price of a futures contract or an option on a futures contract can vary from the previous day's settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

     If a Fund were unable to liquidate a futures contract or an option on a futures position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position.
In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the futures contract or option or to maintain cash or liquid assets in an account.

      Risks of Futures Contracts and Options Thereon. The ordinary spreads between prices in the cash and futures markets (including the options on futures market), due to differences in the natures of those markets, are subject to the following factors which may create distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions, which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions.
Due to the possibility of distortion, a correct forecast of general interest rate, currency exchange rate or stock market trends by WRIMCO may still not result in a successful transaction. WRIMCO may be incorrect in its expectations as to the extent of various interest rate, currency exchange rate or stock market movements or the time span within which the movements take place.

      Index Futures.The risk of imperfect correlation between movements in the price of an index futures contract and movements in the price of the securities that are the subject of the hedge increases as the composition of a Fund's portfolio diverges from the securities included in the applicable index. The price of the index futures contract may move more than or less than the price of the securities being hedged. If the price of the index futures contract moves less than the price of the securities that are the subject of the hedge, the hedge will not be fully effective but, if the price of the securities being hedged has moved in an unfavorable direction, the Fund would be in a better position than if it had not hedged at all. If the price of the securities being hedged has moved in a favorable direction, this advantage will be partially offset by the futures contract. If the price of the futures contract moves more than the price of the securities, the Fund will experience either a loss or a gain on the futures contract that will not be completely offset by movements in the price of the securities that are the subject of the hedge. To compensate for the imperfect correlation of movements in the price of the securities being hedged and movements in the price of the index futures contract, a
Fund may buy or sell index futures contracts in a greater dollar amount than the dollar amount of the securities being hedged if the historical volatility of the prices of the securities being hedged is more than the historical volatility of the prices of the securities included in the index. It is also possible that, where a Fund has sold index futures contracts to hedge against decline in the market, the market may advance and the value of the securities held in the portfolio may decline. If this occurred, the Fund would lose money on the futures contract and also experience a decline in value of its portfolio securities. However, while this could occur for a very brief period or to a very small degree, over time the value of a diversified portfolio of securities will tend to move in the same direction as the market indexes on which the futures contracts are based.

     Where index futures contracts are purchased to hedge against a possible increase in the price of securities before a Fund is able to invest in them in an orderly fashion, it is possible that the market may decline instead. If the Fund then concludes not to invest in them at that time because of concern as to possible further market decline or for other reasons, it will realize a loss on the futures contract that is not offset by a reduction in the price of the securities it had anticipated purchasing.

      Foreign Currency Hedging Strategies -- Special Considerations.Each
Fund (other than W&R Limited-Term Bond Fund, W&R Money Market Fund and W&R
Municipal Bond Fund) may use options and futures contracts on foreign currencies (including the euro), as described above, and forward foreign currency contracts (forward currency contracts), as described below, to attempt to hedge against movements in the values of the foreign currencies in which the Fund's securities are denominated or to attempt to enhance income or yield. Currency hedges can protect against price movements in a security that a Fund owns or intends to acquire that are attributable to changes in the value of the currency in which it is denominated. Such hedges do not, however, protect against price movements in the securities that are attributable to other causes.

     A Fund might seek to hedge against changes in the value of a particular currency when no Financial Instruments on that currency are available or such Financial Instruments are more expensive than certain other Financial Instruments. In such cases, the Fund may seek to hedge against price movements in that currency by entering into transactions using Financial Instruments on another currency or a basket of currencies, the values of which WRIMCO believes will have a high degree of positive correlation to the value of the currency being hedged. The risk that movements in the price of the Financial Instrument will not correlate perfectly with movements in the price of the currency subject to the hedging transaction is magnified when this strategy is used.

     The value of Financial Instruments on foreign currencies depends on the value of the underlying currency relative to the U.S. dollar. Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of such
Financial Instruments, a Fund could be disadvantaged by having to deal in the odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

     There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis.
Quotation information generally is representative of very large transactions in the interbank market and thus might not reflect odd-lot transactions where rates might be less favorable. The interbank market in foreign currencies is a global, round-the-clock market. To the extent the
U.S. options or futures markets are closed while the markets for the underlying currencies remain open, significant price and rate movements might take place in the underlying markets that cannot be reflected in the markets for the Financial Instruments until they reopen.

     Settlement of transactions involving foreign currencies might be required to take place within the country issuing the underlying currency.
Thus, a Fund might be required to accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign regulations regarding the maintenance of foreign banking arrangements by U.S. residents and might be required to pay any fees, taxes and charges associated with such delivery assessed in the issuing country.

      Forward Currency Contracts.Each Fund (other than W&R Limited-Term
Bond Fund, W&R Money Market Fund and W&R Municipal Bond Fund) may enter into forward currency contracts to purchase or sell foreign currencies for a fixed amount of U.S. dollars or another foreign currency. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days (term)
from the date of the forward currency contract agreed upon by the parties, at a price set at the time of the forward currency contract. These forward currency contracts are traded directly between currency traders (usually large commercial banks) and their customers.

     Such transactions may serve as long hedges; for example, a Fund may purchase a forward currency contract to lock in the U.S. dollar price of a security denominated in a foreign currency that the Fund intends to acquire. Forward currency contract transactions may also serve as short hedges; for example, a Fund may sell a forward currency contract to lock in the U.S. dollar equivalent of the proceeds from the anticipated sale of a security or a dividend or interest payment denominated in a foreign currency.

     A Fund may also use forward currency contracts to hedge against a decline in the value of existing investments denominated in foreign currency. For example, if the Fund owned securities denominated in euros, it could enter into a forward currency contract to sell euros in return for
U.S. dollars to hedge against possible declines in the euro's value. Such a hedge, sometimes referred to as a position hedge, would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. The Fund could also hedge the position by selling another currency expected to perform similarly to the euro. This type of hedge, sometimes referred to as a proxy hedge, could offer advantages in terms of cost, yield or efficiency, but generally would not hedge currency exposure as effectively as a simple hedge into U.S.
dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

     A Fund also may use forward currency contracts to attempt to enhance income or yield. The Fund could use forward currency contracts to increase its exposure to foreign currencies that WRIMCO believes might rise in value relative to the U.S. dollar, or shift its exposure to foreign currency fluctuations from one country to another. For example, if the Fund owned securities denominated in a foreign currency and WRIMCO believed that currency would decline relative to another currency, it might enter into a forward currency contract to sell an appropriate amount of the first foreign currency, with payment to be made in the second foreign currency.

     The cost to a Fund of engaging in forward currency contracts varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because forward currency contracts are usually entered into on a principal basis, no fees or commissions are involved. When the Fund enters into a forward currency contract, it relies on the counterparty to make or take delivery of the underlying currency at the maturity of the contract. Failure by the counterparty to do so would result in the loss of any expected benefit of the transaction.

     As is the case with futures contracts, purchasers and sellers of forward currency contracts can enter into offsetting closing transactions by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold. Secondary markets generally do not exist for forward currency contracts, with the result that closing transactions generally can be made for forward currency contracts only by negotiating directly with the counterparty. Thus, there can be no assurance that the
Fund will in fact be able to close out a forward currency contract at a favorable price prior to maturity. In addition, in the event of insolvency of the counterparty, the Fund might be unable to close out a forward currency contract at any time prior to maturity. In either event, the Fund would continue to be subject to market risk with respect to the position, and would continue to be required to maintain a position in securities denominated in the foreign currency or to maintain cash or liquid assets in an account.

     The precise matching of forward currency contract amounts and the value of the securities involved generally will not be possible because the value of such securities, measured in the foreign currency, will change after the forward currency contract has been established. Thus, a Fund might need to purchase or sell foreign currencies in the spot (cash) market to the extent such foreign currencies are not covered by forward currency contracts. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.

     Normally, consideration of the prospect for currency parities will be incorporated into the longer term investment decisions made with regard to overall diversification strategies. However, WRIMCO believes that it is important to have the flexibility to enter into such forward currency contracts when it determines that the best interests of the Fund will be served.

     Successful use of forward currency contracts depends on WRIMCO's skill in analyzing and predicting currency values. Forward currency contracts may substantially change a Fund's exposure to changes in currency exchange rates and could result in losses to the Fund if currencies do not perform as WRIMCO anticipates. There is no assurance that WRIMCO's use of forward currency contracts will be advantageous to a Fund or that WRIMCO will hedge at an appropriate time.

      Combined Positions.A Fund may purchase and write options in combination with each other, or in combination with futures contracts or forward contracts, to adjust the risk and return characteristics of its overall position. For example, the Fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

      Turnover.A Fund's options and futures contracts activities may affect its turnover rate and brokerage commission payments. The exercise of calls or puts written by a Fund, and the sale or purchase of futures contracts, may cause it to sell or purchase related investments, thus increasing its turnover rate. Once a Fund has received an exercise notice on an option it has written, it cannot effect a closing transaction in order to terminate its obligation under the option and must deliver or receive the underlying securities at the exercise price. The exercise of puts purchased by a Fund may also cause the sale of related investments, also increasing turnover; although such exercise is within the Fund's control, holding a protective put might cause it to sell the related investments for reasons that would not exist in the absence of the put. A
Fund will pay a brokerage commission each time it buys or sells a put or call or purchases or sells a futures contract. Such commissions may be higher than those that would apply to direct purchases or sales.

      Swaps, Caps, Floors and Collars. Each Fund may enter into swaps, caps, floors and collars to preserve a return or a spread on a particular investment or portion of its portfolio, to protect against any increase in the price of securities the Fund anticipates purchasing at a later date or to attempt to enhance yield. Swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive cash flows on a notional principal amount, e.g., an exchange of floating rate payments for fixed-rate payments. The purchase of a cap entitles the purchaser, to the extent that a specified index exceeds a predetermined value, to receive payments on a notional principal amount from the party selling the cap. The purchase of a floor entitles the purchaser, to the extent that a specified index falls below a predetermined value, to receive payments on a notional principal amount from the party selling the floor. A collar combines elements of buying a cap and selling a floor.

     Swap agreements, including caps, floors and collars, can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease the overall volatility of a Fund's investments and its share price and yield because these agreements may affect the Fund's exposure to long- or short-term interest rates (in the United States or abroad), foreign currency values, mortgage-
backed security values, corporate borrowing rates or other factors such as security prices or inflation rates.

     Swap agreements will tend to shift a Fund's investment exposure from one type of investment to another. For example, if the Fund agrees to exchange payments in U.S. dollars for payments in foreign currency, the swap agreement would tend to decrease the Fund's exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates.
Caps, floors and collars have an effect similar to buying or writing options.

     The creditworthiness of firms with which a Fund enters into swaps, caps, floors or collars will be monitored by WRIMCO. If a firm's creditworthiness declines, the value of the agreement would be likely to decline, potentially resulting in losses. If a default occurs by the other party to such transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction.

     The net amount of the excess, if any, of a Fund's obligations over its entitlements with respect to each swap will be accrued on a daily basis and an amount of cash or liquid assets having an aggregate NAV at least equal to the accrued excess will be maintained in an account with the Fund's custodian that satisfies the requirements of the 1940 Act. Each Fund will also establish and maintain such account with respect to its total obligations under any swaps that are not entered into on a net basis and with respect to any caps or floors that are written by the Fund. WRIMCO and the Funds believe that such obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to a Fund's borrowing restrictions. The position of the SEC is that assets involved in swap transactions are illiquid and are, therefore, subject to the limitations on investing in illiquid securities.

   Repurchase Agreements

     Each Fund may purchase securities subject to repurchase agreements.
The Fund will not enter into a repurchase transaction that will cause more than 10% or 15%, as applicable, of the Fund's net assets to be invested in illiquid investments, which include repurchase agreements not terminable within seven days. See, Illiquid Investments. A repurchase agreement is an instrument under which the Fund purchases a security and the seller
(normally a commercial bank or broker-dealer) agrees, at the time of purchase, that it will repurchase the security at a specified time and price. The amount by which the resale price is greater than the purchase price reflects an agreed-upon market interest rate effective for the period of the agreement. The return on the securities subject to the repurchase agreement may be more or less than the return on the repurchase agreement.

     The majority of the repurchase agreements in which a Fund will engage are overnight transactions, and the delivery pursuant to the resale typically will occur within one to five days of the purchase. The primary risk is that the Fund may suffer a loss if the seller fails to pay the agreed-upon amount on the delivery date and that amount is greater than the resale price of the underlying securities and other collateral held by the
Fund. In the event of bankruptcy or other default by the seller, there may be possible delays and expenses in liquidating the underlying securities or other collateral, decline in their value and loss of interest. The return on such collateral may be more or less than that from the repurchase agreement. The Fund's repurchase agreements will be structured so as to fully collateralize the loans. In other words, the value of the underlying securities, which will be held by the Fund's custodian bank or by a third party that qualifies as a custodian under Section 17(f) of the 1940 Act, is and, during the entire term of the agreement, will remain at least equal to the value of the loan, including the accrued interest earned thereon.
Repurchase agreements are entered into only with those entities approved by
WRIMCO.

   Restricted Securities

     Restricted securities are securities that are subject to legal or contractual restrictions on resale. However, restricted securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933, as amended, or in a registered public offering. Where registration is required, the
Fund may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to seek registration of the security.

     There are risks associated with investments in restricted securities in that there can be no assurance of a ready market for resale. Also, the contractual restrictions on resale might prevent the Fund from reselling the securities at a time when such sale would be desirable. Restricted securities that are traded in foreign markets are often subject to restrictions that prohibit resale to U.S. persons or entities or permit sales only to foreign broker-dealers who agree to limit their resale to such persons or entities. The buyer of such securities must enter into an agreement that, usually for a limited period of time, it will resell such securities subject to such restrictions. Restricted securities in which the
Fund seeks to invest need not be listed or admitted to trading on a foreign or domestic exchange and may be less liquid than listed securities. Certain restricted securities, e.g., Rule 144A securities, may be determined to be liquid in accordance with guidelines adopted by the Board of Directors. See
Illiquid Investments.

   U.S. Government Securities

     Securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities (U.S. Government securities) are high quality debt instruments issued or guaranteed as to principal or interest by the U.S.
Treasury or an agency or instrumentality of the U.S. Government. These securities include Treasury Bills (which mature within one year of the date they are issued), Treasury Notes (which have maturities of one to ten years) and Treasury Bonds (which generally have maturities of more than ten years). All such Treasury securities are backed by the full faith and credit of the United States.

     U.S. Government agencies and instrumentalities that issue or guarantee securities include, but are not limited to, the Federal Housing
Administration, Fannie Mae, Farmers Home Administration, Export-Import Bank
of the United States, Small Business Administration, Ginnie Mae, General
Services Administration, Central Bank for Cooperatives, Federal Home Loan
Banks, Freddie Mac, Farm Credit Banks, Maritime Administration, the
Tennessee Valley Authority, the Resolution Funding Corporation and the
Student Loan Marketing Association.

     Securities issued or guaranteed by U.S. Government agencies and instrumentalities are not always supported by the full faith and credit of the United States. Some, such as securities issued by the Federal Home Loan
Banks, are backed by the right of the agency or instrumentality to borrow from the Treasury. Other securities, such as securities issued by Fannie
Mae, are supported only by the credit of the instrumentality and by a pool of mortgage assets. If the securities are not backed by the full faith and credit of the United States, the owner of the securities must look principally to the agency issuing the obligation for repayment and may not be able to assert a claim against the United States in the event that the agency or instrumentality does not meet its commitment. A Fund will invest in securities of agencies and instrumentalities only if WRIMCO is satisfied that the credit risk involved is acceptable.

     U.S. Government securities may include mortgage-backed securities issued or guaranteed as to the payment of principal and interest by U.S.
Government agencies or instrumentalities including, but not limited to,
Ginnie Mae, Freddie Mac and Fannie Mae. These mortgage-backed securities include pass-through securities, participation certificates and collateralized mortgage obligations. See, Mortgage-Backed and Asset-Backed
Securities. Timely payment of principal and interest on Ginnie Mae pass-
throughs is guaranteed by the full faith and credit of the United States.
Freddie Mac and Fannie Mae are both instrumentalities of the U.S.
Government, but their obligations are not backed by the full faith and credit of the United States. It is possible that the availability and the marketability (i.e., liquidity) of the securities discussed in this section could be adversely affected by actions of the U.S. Government to tighten the availability of its credit.

   Variable or Floating Rate Instruments

     Variable or floating rate instruments (including notes purchased directly from issuers) bear variable or floating interest rates and may carry rights that permit holders to demand payment of the unpaid principal balance plus accrued interest from the issuers or certain financial intermediaries on dates prior to their stated maturities. Floating rate securities have interest rates that change whenever there is a change in a designated base rate while variable rate instruments provide for a specified periodic adjustment in the interest rate. These formulas are designed to result in a market value for the instrument that approximates its par value.

   Warrants and Rights

     Warrants are options to purchase equity securities at specified prices for a specific period of time. Their prices do not necessarily move parallel to the prices of the underlying securities. Rights are similar to warrants but normally have a short duration and are distributed directly by the issuer to its shareholders. Rights and warrants have no voting rights, receive no dividends, and have no rights with respect to the assets of the issuer. Warrants and rights are highly volatile and, therefore, more susceptible to sharp decline in value than the underlying security might
be. They are also generally less liquid than an investment in the underlying securities.

   When-Issued and Delayed-Delivery Transactions

     Each Fund may purchase securities in which it may invest on a when-
issued or delayed-delivery basis or sell them on a delayed-delivery basis.
In either case payment and delivery for the securities take place at a future date. The securities so purchased or sold are subject to market fluctuation; their value may be less or more when delivered than the purchase price paid or received. When purchasing securities on a when issued or delayed-delivery basis, the Fund assumes the rights and risks of ownership, including the risk of price and yield fluctuations. No interest accrues to the Fund until delivery and payment is completed. When the Fund makes a commitment to purchase securities on a when-issued or delayed-
delivery basis, it will record the transaction and thereafter reflect the value of securities in determining its NAV per share. When the Fund sells securities on a delayed-delivery basis, the Fund does not participate in further gains or losses with respect to the securities. When the Fund makes a commitment to sell securities on a delayed-delivery basis, it will record the transaction and thereafter value the securities at the sale price in determining the Fund's NAV per share. If the other party to a delayed-
delivery transaction fails to deliver or pay for the securities, the Fund could miss a favorable price or yield opportunity, or could suffer a loss.

     Ordinarily the Fund purchases securities on a when-issued or delayed-
delivery basis with the intention of actually taking delivery of the securities. However, before the securities are delivered to the Fund and before it has paid for them (the settlement date), the Fund could sell the securities if WRIMCO decides it is advisable to do so for investment reasons. The Fund will hold aside or segregate cash or other securities, other than those purchased on a when-issued or delayed-delivery basis, at least equal to the amount it will have to pay on the settlement date; these other securities may, however, be sold at or before the settlement date to pay the purchase price of the when-issued or delayed-delivery securities.

   Zero Coupon Securities

     Zero coupon securities are debt obligations that do not entitle the holder to any periodic payment of interest prior to maturity or do not specify a future date when the securities begin to pay current interest;
instead, they are sold at a deep discount from their face value and are redeemed at face value when they mature. Because zero coupon securities do not pay current income, their prices can be very volatile when interest rates change and generally are subject to greater price fluctuations in response to changing interest rates than prices of comparable debt obligations that make current distributions of interest in cash.

     A Fund may invest in zero coupon securities that are stripped U.S.
Treasury notes and bonds, zero coupon bonds of corporate or municipal issuers and other securities that are issued with original issue discount
(OID). The Federal tax law requires that a holder of a security with OID accrue a ratable portion of the OID on the security as income each year, even though the holder may receive no interest payment on the security during the year. Accordingly, although a Fund will receive no payments on its zero coupon securities prior to their maturity or disposition, it will have current income attributable to those securities and includable in the dividends it pays to its shareholders. The Fund will pay those dividends from its cash assets or by liquidation of portfolio securities, if necessary, at a time when it otherwise might not have done so. The Fund may realize capital gains or losses from those sales, which would increase or decrease its taxable income and/or net capital gains.

     A broker-dealer creates a derivative zero by separating the interest and principal components of a U.S. Treasury security and selling them as two individual securities. CATS (Certificates of Accrual on Treasury
Securities), TIGRs (Treasury Investment Growth Receipts), and TRs (Treasury
Receipts) are examples of derivative zeros.

     The Federal Reserve Bank creates STRIPS (Separate Trading of
Registered Interest and Principal of Securities) by separating the interest and principal components of an outstanding U.S. Treasury security and selling them as individual securities. Bonds issued by the Resolution
Funding Corporation (REFCORP) and the Financing Corporation (FICO) can also be separated in this fashion. Original issue zeros are zero coupon securities originally issued by the U.S. Government, a government agency, or a corporation in zero coupon form.

Investment Restrictions and Limitations

     Certain of the Funds' investment restrictions and other limitations are described in this SAI. The following are each Fund's fundamental investment restrictions set forth in their entirety, which, like each
Fund's goal(s), cannot be changed without shareholder approval for the affected Fund. For this purpose, shareholder approval means the approval, at a meeting of Fund shareholders, by the lesser of (1) the holders of 67%
or more of a Fund's shares represented at the meeting, if more than 50% of the Fund's outstanding shares are present in person or by proxy or (2) more than 50% of the Fund's outstanding shares. If a percentage restriction is adhered to at the time of an investment or transaction, later changes in the percentage resulting from a change in value of portfolio securities or amount of total assets will not be considered a violation of the restriction.

     (1)  Each Fund (other than W&R Asset Strategy Fund) may not buy real estate, any nonliquid interests in real estate investment trusts or interests in real estate limited partnerships; however, each of these Funds may buy obligations or instruments that it
          otherwise may buy even though the issuer invests in real estate or interests in real estate. W&R Asset Strategy Fund may not invest in real estate limited partnerships or purchase or sell real estate unless acquired as a result of ownership of
          securities (but this shall not prevent this Fund from purchasing and selling securities issued by companies or other entities or investment vehicles that deal in real estate or interests
          therein, nor shall this prevent this Fund from purchasing
          interests in pools of real estate mortgage loans);

     (2)  Each Fund (other than W&R Asset Strategy Fund) may not acquire shares of an investment company that issues redeemable
          securities. Each Fund (other than W&R Limited-Term Bond Fund, W&R
          Money Market Fund or W&R Municipal Bond Fund) may buy shares of an investment company that does not issue redeemable securities if the Fund does so in a regular transaction in the open market and in compliance with the requirements of the 1940 Act. Each of these Funds may purchase such securities if, as a result of such purchase, no more than 10% of its total assets are invested in such securities.

          As operating policies, W&R High Income Fund and W&R Science and
          Technology Fund do not intend to invest more than 5% of their respective total assets in such securities; W&R Asset Strategy
          Fund may purchase shares of another investment company subject to the restrictions and limitations of the 1940 Act;

          Notwithstanding the foregoing, each of the Funds (other than W&R
          Limited-Term Bond Fund, W&R Money Market Fund or W&R Municipal
          Bond Fund) may also acquire investment company shares as part of a merger, consolidation or other reorganization;

     (3)  No Fund may lend money or other assets, other than through certain limited types of loans; however, each Fund may buy debt securities and other obligations consistent with its goal(s) and its other investment policies and restrictions, may enter into repurchase agreements (see Repurchase Agreements) and, except W&R
          Municipal Bond Fund, may lend its portfolio securities to the extent allowed, and in accordance with the requirements, under the 1940 Act and as consistent with its goal(s) and its other investment policies and restrictions;

          The following interpretation applies to, but is not part of, this fundamental restriction:  the Fund's investments in master notes and similar instruments will not be considered to be the making of a loan.

     (4)  No Fund may invest for the purpose of exercising control or management of another issuer;

     (5)  No Fund may sell securities short (unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short) or purchase securities on margin, except that (1) this policy does not prevent a Fund from entering into short positions in foreign currency, futures contracts, options, forward contracts, swaps, caps, floors, collars and other
          financial instruments, (2) a Fund may obtain such short-term credits as are necessary for the clearance of transactions, and
          (3) a Fund may make margin payments in connection with futures contracts, options, forward contracts, swaps, caps, floors, collars and other financial instruments;

     (6)  No Fund may engage in the underwriting of securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed an underwriter under Federal securities laws;

     (7)  No Fund may invest in a security if, as a result, it would own more than 10% of the outstanding voting securities of an issuer, or if more than 5% of a Fund's total assets would be invested in securities of that issuer, provided that U.S. Government
          securities are not subject to this limitation and up to 25% of the total assets of each Fund may be invested without regard to these restrictions;

     (8)  No Fund (other than W&R Science and Technology Fund) may buy a security, except for U.S. Government securities, if, as a result,
          25% or more of the Fund's total assets would then be invested in securities of issuers having their principal business activities in the same industry, except for municipal bonds (other than
          PABs) for W&R Municipal Bond Fund and except for bank obligations and instruments for W&R Money Market Fund;

     (9)  W&R Money Market Fund and W&R Municipal Bond Fund may not
          purchase warrants;

    (10)  Each Fund (other than W&R Asset Strategy Fund) may not purchase or sell physical commodities; however, this policy does not prevent these Funds (other than W&R Money Market Fund, W&R
          Limited-Term Bond Fund or W&R Municipal Bond Fund) from
          purchasing and selling foreign currency, futures contracts, options, forward contracts, swaps, caps, floors, collars and other financial instruments. W&R Asset Strategy Fund may not purchase or sell physical commodities, except that this Fund may purchase and sell precious metals for temporary, defensive purposes; however, this policy shall not prevent this Fund from purchasing and selling foreign currency, futures contracts, options, forward contracts, swaps, caps, collars, floors and other financial instruments;

    (11)  No Fund may issue senior securities. Each Fund may, however, issue additional series and classes of shares in accordance with the Articles of Incorporation.

          Each Fund (other than W&R Asset Strategy Fund and W&R Mid Cap
          Growth Fund) may not borrow money, except that these Funds may borrow money (and pledge assets in connection therewith) from banks for temporary, extraordinary or emergency purposes but only up to 5% of their respective total assets (10% of the total assets of W&R Money Market Fund).

          W&R Asset Strategy Fund may borrow money only for emergency or extraordinary purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of the value of its total assets
          (less liabilities other than borrowings). Any borrowings that come to exceed 33 1/3% of the value of W&R Asset Strategy Fund's total assets by reason of a decline in net assets will be reduced within three days to the extent necessary to comply with the
          33 1/3% limitation. For purposes of this limitation, three days means three days, exclusive of Sundays and holidays.

          W&R Money Market Fund may not pledge, mortgage, or hypothecate assets as security for indebtedness except to secure permitted borrowings;

   (12)   Each Fund (except W&R Asset Strategy Fund) may not invest in interests in oil, gas or mineral leases or mineral development programs, including oil and gas limited partnerships;

   (13)   At least 80% of W&R Municipal Bond Fund's net assets will be invested during normal market conditions in municipal bonds; and

   (14)   No Fund may participate on a joint, or a joint and several basis, in any trading account in securities.

      The method of determining who is an issuer for purposes of the 5%
limitation in fundamental restriction (7) is non-fundamental. In particular, in applying this limitation:

     (a)  For municipal bonds created by a particular government but backed only by the assets and revenues of a subdivision of that
          government, such as an agency, instrumentality, authority or other subdivision, the Fund considers such subdivision to be the issuer;

     (b)  For PABs, the nongovernmental user of facilities financed by the user is considered a separate issuer; and

     (c)  W&R Municipal Bond Fund considers a guarantee of a municipal bond to be a separate security that would be given a value and
          included in the limitation if the value of all municipal bonds created by the guarantor and owned by the Fund exceeds 10% of the value of the Fund's total assets.

      The following investment restrictions are not fundamental and may be changed by the Board of Directors without shareholder approval:

     (1)  During normal market conditions, at least 80% of the net assets of W&R Small Cap Growth Fund will be invested in small-cap growth stocks; at least 80% of the net assets of W&R Large Cap Growth
          Fund will be invested in large-cap growth stocks; at least 80% of the net assets of W&R Mid Cap Growth Fund will be invested in mid-cap growth stocks; and at least 80% of W&R Tax-Managed Equity
          Fund's net assets will be invested in equity securities.

     (2)  During normal market conditions, at least 80% of W&R
          International Growth Fund's net assets will be invested in foreign securities and at least 65% of its total assets will be invested in at least three different countries outside the United
          States. W&R International Growth Fund may not purchase a foreign security if, as a result of such purchase, more than 75% of its total assets would be invested in issuers of any one foreign country.

     (3)  During normal market conditions, W&R Science and Technology Fund will invest at least 80% of its net assets in securities of science and technology companies.

     (4)  W&R High Income Fund will not purchase a common stock if, as a result, more than 20% of its total assets would be invested in common stocks. This 20% limit includes common stocks acquired on conversion of convertible securities, on exercise of warrants or call options or in any other voluntary manner. The Fund does not currently intend to invest more than 10% of its total assets in non-dividend-paying common stocks.

     (5)  W&R Municipal Bond Fund does not intend to invest more than 50%
          of its total assets in PABs. Up to 10% of W&R Municipal Bond
          Fund's total assets may be invested in debt securities other than municipal bonds. The Fund will have less than 25% of its total assets invested in securities of issuers located in any single state.

     (6)  At least 80% of W&R Limited-Term Bond Fund's net assets will be invested during normal market conditions in bonds.

     (7)  W&R Money Market Fund may not purchase the securities of any one issuer (other than U.S. Government securities) if, as a result of such purchase, more than 5% of its total assets would be invested in the securities of any one issuer, as determined in accordance with Rule 2a-7; provided however, the Fund may invest up to 25% of its total assets in first tier securities of a single issuer for a period of up to 3 business days after purchase. The Fund may rely on this exception only as to one issuer at a time. W&R Money Market
          Fund may not invest more than 5% of its total assets in securities rated in the second highest rating category by the requisite rating organization(s) or comparable unrated securities, with investments in such securities of any one issuer (except U.S. Government securities) limited to the greater of 1% of the Fund's total assets or $1,000,000, as determined in accordance with Rule 2a-7.

     (8)  Each Fund (other than W&R Asset Strategy Fund, W&R High Income
          Fund and W&R Money Market Fund) does not currently intend to invest in non-investment grade debt securities and unrated securities judged by WRIMCO to be of equivalent quality if, as a result, more than 5% of its total assets, respectively, would consist of such investments. W&R Asset Strategy Fund may not invest more than 35% of its total assets in non-investment grade debt securities. W&R High Income Fund may invest all of its assets in non-investment grade debt securities. W&R Limited-Term
          Bond Fund does not currently intend to invest more than 50% of its total assets in securities rated in the lowest tier of investment grade debt securities (those rated BBB by S&P or Baa by Moody's). At least 80% of W&R Municipal Bond Fund's net assets will consist of municipal bonds of investment grade. W&R Money
          Market Fund may not invest in non-investment grade debt
          securities.

     (9)  Subject to the diversification requirements of Rule 2a-7, W&R
          Money Market Fund may invest up to 10% of its total assets in
          Canadian Government obligations. W&R Money Market Fund may not invest more than 25% of its total assets in a combination of
          Canadian Government obligations and foreign bank obligations.

    (10)  W&R Asset Strategy Fund currently intends to limit its investments in foreign securities, under normal market
          conditions, to no more than 50% of its total assets. W&R High
          Income Fund may invest an unlimited amount of its total assets in foreign securities.

    (11)  Each of W&R Core Equity Fund and W&R Small Cap Growth Fund may
          invest up to 10% of its net assets, and W&R Science and
          Technology Fund may invest up to 20% of its net assets, in foreign securities. Each of W&R Large Cap Growth Fund, W&R Mid
          Cap Growth Fund and W&R Tax-Managed Equity Fund may invest up to
          25% of its total assets, respectively, in foreign securities. W&R
          Limited-Term Bond Fund and W&R Municipal Bond Fund may not invest in foreign securities.

    (12)  W&R Asset Strategy Fund, W&R Limited-Term Bond Fund and W&R
          Municipal Bond Fund do not currently intend to invest more than
          5% of their respective total assets in when-issued and delayed delivery transactions.

    (13   Each Fund may not purchase a security if, as a result, more than
          10% (15% for W&R Asset Strategy Fund, W&R Large Cap Growth Fund,
          W&R Mid Cap Growth Fund and W&R Tax-Managed Equity Fund) of its
          net assets would consist of illiquid investments.

    (14)   Each Fund (other than W&R Money Market Fund) is permitted to invest in options, futures contracts, asset-backed securities and other derivative instruments only if it is permitted to invest in the type of asset by which the return on, or value of, the derivative is measured.

    (15)  To the extent that a Fund enters into futures contracts, options on futures contracts or options on foreign currencies traded on a
          CFTC-regulated exchange, in each case other than for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish those positions
          (excluding the amount by which options are in-the-money at the time of purchase) will not exceed 5% of the liquidation value of that Fund's portfolio, after taking into account unrealized profits and unrealized losses on any contracts the Fund has entered into. (In general, a call option on a futures contract is in-the-money if the value of the underlying futures contract exceeds the strike, i.e., exercise, price of the call; a put option on a futures contract is in-the-money if the value of the underlying futures contract is exceeded by the strike price of the put.)  This policy does not limit to 5% the percentage of a
          Fund's total assets that are at risk in futures contracts, options on futures contracts and currency options.

    (16)  W&R Asset Strategy Fund may borrow money only from a bank. The
          Fund will not purchase any security while borrowings representing more than 5% of its total assets are outstanding.

    (17)  W&R Mid Cap Growth Fund may borrow only from banks and only to the extent that the value of its assets, less its liabilities other than borrowings, is equal to at least 300% of all
          borrowings including the proposed borrowing.

    (18)  W&R Asset Strategy Fund does not currently intend to invest in money market instruments rated below the highest rating category by S&P or Moody's, or if unrated, judged by WRIMCO to be of equivalent quality; provided, however, that the Fund may invest in a money market instrument rated below the highest rating category by S&P or Moody's if such instrument is subject to a letter of credit or similar unconditional credit enhancement that is rated A-1 by S&P or P-1 by Moody's, or if unrated, judged by
          WRIMCO to be of equivalent quality.

    (19)  W&R Asset Strategy Fund does not currently intend to lend assets other than securities to other parties, except by acquiring loans, loan participations, or other forms of direct debt
          instruments. (This limitation does not apply to purchases of debt securities and other obligations or to repurchase agreements.)

    (20)  W&R Asset Strategy Fund does not currently intend to invest in oil, gas, or other mineral exploration or development programs or leases.

    (21)  W&R Money Market Fund will not invest in any security whose interest rate or principal amount to be repaid, or timing of repayments, varies or floats with the value of a foreign
          currency, the rate of interest payable on foreign currency borrowings, or with any interest rate or currency other than U.S.
          dollars.

     An investment policy or limitation that states a maximum percentage of a Fund's assets that may be so invested or prescribes quality standards is typically applied immediately after, and based on, a Fund's acquisition of an asset. Accordingly, a subsequent change in the asset's value, net assets, or other circumstances will not be considered when determining whether the investment complies with a Fund's investment policies and limitations.

Portfolio Turnover

     A portfolio turnover rate is, in general, the percentage computed by taking the lesser of purchases or sales of portfolio securities for a year and dividing it by the monthly average of the market value of such securities during the year, excluding certain short-term securities. A
Fund's turnover rate may vary greatly from year to year as well as within a particular year and may be affected by cash requirements for the redemption of its shares.

     The portfolio turnover rates for the fiscal years ended March 31, 2002 and 2001 for each of the Funds were as follows:

                                       2002        2001

W&R Asset Strategy Fund               143.38%     214.77%
W&R Core Equity Fund                   22.36%      39.02%
W&R High Income Fund                   82.42%     114.89%
W&R International Growth Fund         133.83%     103.03%
W&R Large Cap Growth Fund              98.59%      75.42%
W&R Limited-Term Bond Fund             32.97%      16.10%
W&R Mid Cap Growth Fund                39.05%     110.18%
W&R Money Market Fund                      NA          NA
W&R Municipal Bond Fund                36.41%      34.78%
W&R Science and Technology Fund        90.92%     111.25%
W&R Small Cap Growth Fund              28.77%      47.85%
W&R Tax-Managed Equity Fund            95.60%      73.46%

     The portfolio turnover rate for the common stock portion of W&R Asset
Strategy Fund's portfolio for the fiscal year ended March 31, 2002 was
335.33%; the rate for the remainder of the portfolio was 81.00%.

     A high turnover rate will increase transaction costs and commission costs that will be borne by the Funds and could generate taxable income or loss.

                 INVESTMENT MANAGEMENT AND OTHER SERVICES

The Management Agreement

     W&R Funds has an Investment Management Agreement (the Management
Agreement) with WRIMCO. Under the Management Agreement, WRIMCO is employed to supervise the investments of the Funds and provide investment advice to the Funds. WRIMCO is a wholly owned subsidiary of Waddell & Reed, W&R
Fund's principal underwriter and distributor. Waddell & Reed is a wholly owned subsidiary of Waddell & Reed Financial Services, Inc., a holding company which is a wholly owned subsidiary of Waddell & Reed Financial,
Inc., a publicly held company. The address of these companies is 6300 Lamar
Avenue, P.O. Box 29217, Shawnee Mission, Kansas 66201-9217.

     The Management Agreement permits WRIMCO, or an affiliate of WRIMCO, to enter into a separate agreement for transfer agency services (the
Shareholder Servicing Agreement) and a separate agreement for accounting services (the Accounting Services Agreement) with W&R Funds. The Management
Agreement contains detailed provisions as to the matters to be considered by the Board of Directors prior to approving any Shareholder Servicing
Agreement or Accounting Services Agreement.

     WRIMCO and/or its predecessors have served as investment manager to each of the registered investment companies in the Waddell & Reed Advisors
Funds, W&R Funds, W&R Target Funds, Inc. and Waddell & Reed InvestEd
Portfolios, Inc. since each company's inception. Waddell & Reed serves as principal underwriter for W&R Funds, Waddell & Reed Advisors Funds and
Waddell & Reed InvestEd Portfolios, Inc., and acts as principal underwriter and distributor for variable life insurance and variable annuity policies for which W&R Target Funds, Inc. is the underlying investment vehicle.

     The Management Agreement was renewed by the Board of Directors at the meeting held August 22, 2001, and will continue in effect for the period from October 1, 2001, through September 30, 2002, unless sooner terminated.
The Management Agreement provides that it may be renewed year to year, provided that any such renewal has been specifically approved, at least annually, by (i) the Board of Directors, or by a vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the Fund, and (ii) the vote of a majority of the Directors who are not deemed to be
"interested persons" (as defined in the 1940 Act) of the Fund or WRIMCO
(the Disinterested Directors). The Management Agreement also provides that either party has the right to terminate it, without penalty, upon 60 days'
written notice to the other party, and that the Management Agreement automatically terminates in the event of its assignment (as defined in the
1940 Act).

     In connection with their consideration of the Management Agreement as to the Fund, the Disinterested Directors met separately with independent legal counsel. In determining whether to renew the Management Agreement as to the Fund, the Disinterested Directors, as well as the Board of
Directors, considered a number of factors, including: the nature and quality of investment management services to be provided to the Fund by
WRIMCO, including WRIMCO's investment management expertise and the personnel, resources and experience of WRIMCO; the cost to WRIMCO in providing its services under the Management Agreement and WRIMCO's profitability; whether the Fund and its shareholders will benefit from economies of scale; whether WRIMCO or any of its affiliates will receive ancillary benefits that should be taken into consideration in evaluating the investment management fee payable by the Funds; and the investment management fees paid by comparable investment companies.

Shareholder Services

     Under the Shareholder Servicing Agreement entered into between W&R
Funds and Waddell & Reed Services Company (the Agent), a subsidiary of
Waddell & Reed, the Agent performs shareholder servicing functions, including the maintenance of shareholder accounts, the issuance, transfer and redemption of shares, distribution of dividends and payment of redemptions, the furnishing of related information to W&R Funds and handling of shareholder inquiries. A new Shareholder Servicing Agreement, or amendments to the existing one, may be approved by the Board of
Directors without shareholder approval.

Accounting Services

     Under the Accounting Services Agreement entered into between W&R Funds and the Agent, the Agent provides W&R Funds with bookkeeping and accounting services and assistance, including maintenance of Fund records, pricing of
Fund shares, preparation of prospectuses for existing shareholders, preparation of proxy statements and certain shareholder reports. A new
Accounting Services Agreement, or amendments to an existing one, may be approved by the Board of Directors without shareholder approval.

Payments for Management, Accounting and Shareholder Services

     Under the Management Agreement, for WRIMCO's management services, W&R
Funds pays WRIMCO a fee as described in the Prospectuses. The management fees paid to WRIMCO during the fiscal years ended March 31, 2002, 2001 and
2000 for each of the Funds then in existence were as follows:

                               2002           2001              2000

W&R Asset Strategy Fund    $  399,103    $  401,818          $  289,366
W&R Core Equity Fund        2,893,713     3,869,543           3,827,376
W&R High Income Fund                0[1]          0[1]          136,556
W&R International Growth      950,632     1,544,356           1,274,648
Fund
W&R Large Cap Growth Fund     154,239[1]     69,709[1],[2]           NA
W&R Limited-Term Bond          57,632[1]          0[1]           30,177
Fund
W&R Mid Cap Growth Fund             0[1]          0[1],[2]           NA
W&R Money Market Fund               0[1]          0[1],[2]           NA
W&R Municipal Bond Fund       141,690       138,980             202,017
W&R Science an
Technology Fund             1,208,793     1,723,401           1,213,722
W&R Small Cap Growth Fund   4,399,320     5,539,787           5,008,973
W&R Tax-Managed Equity              0[1]          0[1],[2]           NA
Fund

[1]WRIMCO has voluntarily agreed to waive its investment management fee on any day that a Fund's net assets are less than $25 million, subject to
WRIMCO's right to change or modify this waiver. If WRIMCO had not waived any portion of its fee, the management fees to WRIMCO by W&R High Income
Fund, W&R Large Cap Growth Fund, W&R Limited-Term Bond Fund, W&R Mid Cap
Growth Fund, W&R Money Market Fund and W&R Tax-Managed Equity Fund for the
fiscal year ended March 31, 2002 would have been $123,648, $35,950,
$60,360, $165,432, $56,110 and $36,744, respectively. If WRIMCO had not waived any portion of its fee, the management fees paid to WRIMCO by W&R
High Income Fund, W&R Large Cap Growth Fund, W&R Limited-Term Bond Fund,
W&R Mid Cap Growth Fund, W&R Money Market Fund and W&R Tax-Managed Equity
Fund for the fiscal year ended March 31, 2001 would have been $126,954,
$113,179, $95,901, $78,270, $20,736 and $25,656, respectively. If WRIMCO had not waived any portion of its fee, the management fees paid to WRIMCO by W&R High Income Fund and W&R Limited-Term Bond Fund for the fiscal year ended March 31, 2000 would have been $161,459 and $116,160, respectively.
[2]For the period from 6/30/00, the date of the initial public offering, to
 3/31/01.

     For purposes of calculating the daily fee, W&R Funds does not include money owed to it by Waddell & Reed for shares which it has sold but not yet paid to W&R Funds. W&R Funds accrues and pays this fee daily.

     Under the Shareholder Servicing Agreement, effective December 1, 2001, with respect to Class A, Class B and Class C shares, each Fund paid the
Agent a monthly fee as follows:

     For W&R Asset Strategy Fund, an amount payable on the first day of each month of $1.5792 for each account of the Fund which was in existence during any portion of the immediately preceding month.

     For W&R High Income Fund, W&R Limited-Term Bond Fund and W&R Municipal
Bond Fund, an amount payable on the first day of each month of $1.6958 for each account of the Fund which was in existence during any portion of the immediately preceding month.

     For W&R International Growth Fund, W&R Large Cap Growth Fund, W&R Mid
Cap Growth Fund, W&R Science and Technology Fund, W&R Small Cap Growth
Fund, W&R Tax-Managed Equity Fund and W&R Core Equity Fund, an amount payable on the first day of each month of $1.5042 for each account of a
Fund which was in existence during any portion of the immediately preceding month.

     For W&R Money Market Fund, an amount payable on the first day of each month of $1.75 for each account of the Fund which was in existence during any portion of the immediately preceding month and, in addition, for Class
A shares, the Fund also pays the Agent a monthly fee of $0.75 for each shareholder check it processes.

     With respect to Class Y shares, each Fund pays the Agent an amount payable on the first day of each month equal to 1/12 of .15 of 1% of the average daily net assets of the Class for the preceding month.

     Prior to December 1, 2001, with respect to Class A, Class B and Class
C shares, each Fund paid the Agent a monthly fee as follows:

     For W&R Asset Strategy Fund, an amount payable on the first day of each month of $1.4125 for each account of the Fund which was in existence during any portion of the immediately preceding month.

     For W&R High Income Fund, W&R Limited-Term Bond Fund and W&R Municipal
Bond Fund, an amount payable on the first day of each month of $1.6125 for each account of the Fund which was in existence during any portion of the immediately preceding month.

     For W&R International Growth Fund, W&R Large Cap Growth Fund, W&R Mid
Cap Growth Fund, W&R Science and Technology Fund, W&R Small Cap Growth
Fund, W&R Tax-Managed Equity Fund and W&R Core Equity Fund, an amount payable on the first day of each month of $1.3375 for each account of a
Fund which was in existence during any portion of the immediately preceding month.

     For W&R Money Market Fund, an amount payable on the first day of each month of $1.75 for each account of the Fund which was in existence during any portion of the immediately preceding month and, in addition, for Class
A shares, the Fund also paid the Agent a monthly fee of $0.75 for each shareholder check it processed.

     Each Fund also pays certain out-of-pocket expenses of the Agent, including:  long distance telephone communications costs; microfilm and storage costs for certain documents; forms, printing and mailing costs;
charges of any sub-agent used by Agent in performing services under the
Shareholder Servicing Agreement; and costs of legal and special services not provided by Waddell & Reed, WRIMCO or the Agent.

     Under the Accounting Services Agreement, each Fund pays the Agent a monthly fee of one-twelfth of the annual fee shown in the following table.

                          Accounting Services Fee

           Average Net Asset Level           Annual Fee
          (all dollars in millions)       Rate for Each Fund
           -------------------------        ------------------

          From $    0 to $   10                $      0
          From $   10 to $   25                $ 11,000
          From $   25 to $   50                $ 22,000
          From $   50 to $  100                $ 33,000
          From $  100 to $  200                $ 44,000
          From $  200 to $  350                $ 55,000
          From $  350 to $  550                $ 66,000
          From $  550 to $  750                $ 77,000
          From $  750 to $1,000                $ 93,500
               $1,000 and Over                 $110,000

     Plus, for each class of shares in excess of one, a Fund pays the Agent a monthly per-class fee equal to 2.5% of the monthly base fee.

    Fees paid to the Agent during the fiscal years ended March 31, 2002,
2001 and 2000 for each of the Funds then in existence were as follows:

                                  2002         2001         2000

W&R Asset Strategy Fund        $35,475      $33,194      $20,833
W&R Core Equity Fund            70,950       73,510       64,167
W&R High Income Fund            11,825       11,065       18,333
W&R International Growth Fund   44,344       47,592       41,667
W&R Large Cap Growth Fund       20,694[1]    10,840           NA
W&R Limited-Term Bond Fund      16,752       11,065       10,000
W&R Mid Cap Growth Fund         11,825[1]     5,913           NA
WW&R Money Market Fund          11,550[1]     1,925           NA
W&R Municipal Bond Fund         23,650       22,129       20,000
W&R Science and
Technology Fund                 47,300       50,548       38,333
W&R Small Cap Growth Fund       74,892       76,467       66,667
W&R Tax-Managed Equity               0            0[1]        NA
Fund

[1]For the period from 6/30/00, the date of the initial public offering, to
 3/31/01.

     Since each Fund pays a management fee for investment supervision and an accounting services fee for accounting services as discussed above,
WRIMCO and the Agent, respectively, pay all of their own expenses, except as otherwise noted in the respective agreements, in providing these services, unless otherwise referenced in the applicable agreement. Amounts paid by a Fund under the Shareholder Servicing Agreement are described above. Waddell & Reed and its affiliates pay the Directors and officers of
W&R Funds who are affiliated with Waddell & Reed and its affiliates. The
Funds pay the fees and expenses of the other Directors.

     Each Fund pays all of its other expenses. These include, for each
Fund, the costs of materials sent to shareholders, audit and outside legal fees, taxes, brokerage commissions, interest, insurance premiums, custodian fees, fees payable by the Funds under Federal or other securities laws and to the Investment Company Institute and nonrecurring and extraordinary expenses, including litigation and indemnification relating to litigation.

Distribution Arrangement

     Waddell & Reed acts as principal underwriter and distributor of the
Funds' shares pursuant to an underwriting agreement (the Underwriting
Agreement). The Underwriting Agreement requires Waddell & Reed to use its best efforts to sell the shares of the Funds but is not exclusive, and permits and recognizes that Waddell & Reed also distributes shares of other investment companies and other securities. Shares are sold on a continuous basis. Waddell & Reed is not required to sell any particular number of shares, and sells shares only for purchase orders received. Under this agreement, Waddell & Reed pays the costs of sales literature, including the costs of shareholder reports used as sales literature.

     The aggregate dollar amounts of underwriting commissions for each Fund for Class A shares for the fiscal periods shown were as follows:

                                3-31-02    3-31-01

W&R Asset Strategy Fund        $ 49,220   $ 55,325
W&R Core Equity Fund             99,876     96,329
W&R High Income Fund             26,214     10,912
W&R International Growth Fund    43,432     90,757
W&R Large Cap Growth Fund        93,171    240,775
W&R Limited-Term Bond Fund       76,997      3,780
W&R Mid Cap Growth Fund          94,488    162,467
W&R Money Market Fund               ---        ---
W&R Municipal Bond Fund           9,628      4,133
W&R Science and Technology Fund  92,478    137,599
W&R Small Cap Growth Fund       151,481    127,764
W&R Tax-Managed Equity Fund      13,670     46,961

     The aggregate dollar amounts of underwriting commissions for the Funds for Class B shares for the fiscal periods shown were as follows:

                                3-31-02    3-31-01

W&R Asset Strategy Fund         $ 9,074       $693
W&R Core Equity Fund              6,559      3,712
W&R High Income Fund              2,063         46
W&R International Growth Fund     5,074         19
W&R Large Cap Growth Fund        13,047        425
W&R Limited-Term Bond Fund          878        ---
W&R Mid Cap Growth Fund           9,288        352
W&R Money Market Fund             3,530        ---
W&R Municipal Bond Fund               0        ---
W&R Science and Technology Fund   8,035      1,046
W&R Small Cap Growth Fund         9,820        629
W&R Tax-Managed Equity Fund       1,081        ---

     The aggregate dollar amounts of underwriting commissions for the Funds for Class C shares for the fiscal periods shown were as follows:

                                3-31-02     3-31-01     3-31-00

W&R Asset Strategy Fund          $2,201      $2,300        $196
W&R Core Equity Fund              9,889      16,363       2,493
W&R High Income Fund                585         235         241
W&R International Growth Fund     1,901      15,985         617
W&R Large Cap Growth Fund         1,293       1,334          NA
W&R Limited-Term Bond Fund          706         343          20
W&R Mid Cap Growth Fund           1,264       1,009          NA
W&R Money Market Fund             4,554       2,709          NA
W&R Municipal Bond Fund           1,013         562         392
W&R Science and Technology Fund   4,189      37,148       2,222
W&R Small Cap Growth Fund         8,311      27,077       2,608
W&R Tax-Managed Equity Fund         241         404          NA

     The amounts retained by Waddell & Reed for each Fund for the fiscal periods shown were as follows:

                                3-31-02     3-31-01

W&R Asset Strategy Fund         $   ---     $   ---
W&R Core Equity Fund                ---         ---
W&R High Income Fund              3,759         ---
W&R International Growth Fund       ---         ---
W&R Large Cap Growth Fund        29,821      31,259
W&R Limited-Term Bond Fund       15,907         ---
W&R Mid Cap Growth Fund          28,804      18,016
W&R Money Market Fund               ---       2,709
W&R Municipal Bond Fund             ---         ---
W&R Science and Technology Fund     ---         ---
W&R Small Cap Growth Fund           ---         ---
W&R Tax-Managed Equity Fund       4,963      11,478

     Under the Distribution and Service Plan (the Plan) for Class A shares adopted by W&R Funds pursuant to Rule 12b-1 under the 1940 Act, (Rule 12b-1)
each Fund (other than W&R Money Market Fund) may pay Waddell & Reed a fee not to exceed 0.25% of the Fund's average annual net assets attributable to Class A shares, paid daily, to compensate Waddell & Reed for its costs and expenses in connection with, either directly or through others, the distribution of the Class A shares and/or the provision of personal services to Class A shareholders and/or maintenance of Class A shareholder accounts.

     Under the Plans adopted for Class B shares and Class C shares respectively, each Fund may pay Waddell & Reed a service fee not to exceed
0.25% of the Fund's average annual net assets attributable to that class, paid daily, to compensate Waddell & Reed, Inc. for its services, either directly or through others, in connection with the provision of personal services to shareholders of that class and/or the maintenance of shareholder accounts of that class and a distribution fee not to exceed
0.75% of the Fund's average annual net assets attributable to that class, paid monthly, to compensate Waddell & Reed for its services, either directly or through others, in connection with the distribution of shares of that class. Under the Plan adopted for Class Y shares, each Fund pays
Waddell & Reed daily a distribution and/or service fee not to exceed, on an annual basis, 0.25% of the particular Fund's Class Y NAV.

     Waddell & Reed offers the Funds' shares through its financial advisors, registered representatives and sales managers  (the sales force)and through other broker-dealers, banks and other appropriate intermediaries. In distributing shares through its sales force, Waddell &
Reed will pay commissions and incentives to the sales force at or about the time of sale and will incur other expenses including costs for prospectuses, sales literature, advertisements, sales office maintenance, processing of orders and general overhead with respect to its efforts to distribute the Funds' shares. The Plans permit Waddell & Reed to receive compensation for the class-related distribution activities through the distribution fee, subject to the limit contained in the Plan. The Plans also contemplate that Waddell & Reed may be compensated for its activities in connection with:  compensating, training and supporting registered financial advisors, sales managers and/or other appropriate personnel in providing personal services to shareholders of each Fund and/or maintaining shareholder accounts; increasing services provided to shareholders of each
Fund by office personnel located at field sales offices; engaging in other activities useful in providing personal service to shareholders of each
Fund and/or maintenance of shareholder accounts; and its arrangements with broker-dealers who may regularly sell shares of the Funds, and other third parties, for providing shareholder services and/or maintaining shareholder accounts with respect to Fund shares. Each Plan and the Underwriting
Agreement contemplate that Waddell & Reed may be compensated for these class-related distribution efforts through the distribution fee.

     The sales force and other parties may be paid continuing compensation based on the value of the shares held by shareholders to whom the member of the sales force is assigned to provide personal services, and Waddell &
Reed or its subsidiary, Waddell & Reed Services Company, as well as other parties may also provide services to shareholders through telephonic means and written communications. Waddell & Reed may pay other broker-dealers a portion of the fees it receives under the respective Plans as well as other compensation in connection with the distribution of Fund shares.

     For the fiscal period ended March 31, 2002, W&R Funds paid (or accrued) the following amounts to Waddell & Reed as distribution fees and service fees under the Class A Plan for each of the Funds:

                           Distribution   Service
Fund                           Fees         Fees

W&R Asset Strategy Fund          $2,100      $6,047
W&R Core Equity Fund              3,700      11,575
W&R High Income Fund                600       2,003
W&R International Growth Fund     4,500      10,647
W&R Large Cap Growth Fund        11,500      33,801
W&R Limited-Term Bond Fund          500       5,875
W&R Mid Cap Growth Fund           7,800      25,226
W&R Municipal Bond Fund             700       3,297
W&R Science and
Technology Fund                   5,800      16,327
W&R Small Cap Growth Fund         4,300      29,089
W&R Tax-Managed Equity            1,600       8,446
Fund

     For the fiscal period ended March 31, 2002, W&R Funds paid (or accrued) the following amounts to Waddell & Reed as distribution fees and service fees under the Class B Plan for each of the Funds:

                           Distribution   Service
Fund                           Fees         Fees

W&R Asset Strategy Fund         $17,856      $5,952
W&R Core Equity Fund             41,556      13,851
W&R High Income Fund              6,655       2,218
W&R International Growth Fund    16,000       5,335
W&R Large Cap Growth Fund        17,794       5,931
W&R Limited-Term Bond Fund        6,160       2,053
W&R Mid Cap Growth Fund          14,404       4,801
W&R Money Market Fund             3,866       1,289
W&R Municipal Bond Fund             483         161
W&R Science and
Technology Fund                  29,045       9,679
W&R Small Cap Growth Fund        49,100      16,389
W&R Tax-Managed Equity            2,551         850
Fund

     For the fiscal year ended March 31, 2002, W&R Funds paid (or accrued)
the following amounts to Waddell & Reed as distribution fees and service fees under the Class C Plan for each of the Funds:

                           Distribution   Service
Fund                           Fees         Fees

W&R Asset Strategy Fund        $380,399    $127,034
W&R Core Equity Fund          2,995,815     997,969
W&R High Income Fund            132,859      44,596
W&R International Growth Fund   728,717     242,606
W&R Large Cap Growth Fund        47,866      15,955
W&R Limited-Term Bond Fund      138,509      47,425
W&R Mid Cap Growth Fund          30,711      10,236
W&R Money Market Fund            63,950      21,317
W&R Municipal Bond Fund         190,013      63,338
W&R Science and
Technology Fund                 956,436     318,568
W&R Small Cap Growth Fund     3,461,531   1,153,226
W&R Tax-Managed Equity            9,733       3,245
Fund

     For the fiscal year ended March 31, 2002, W&R Funds paid (or accrued)
the following amounts to Waddell & Reed as distribution fees and service fees under the Class Y Plan for each of the Funds:

                             Distribution
Fund                         and Service
                                 Fees

W&R Asset Strategy Fund          $1,511
W&R Core Equity Fund              6,781
W&R High Income Fund                 50
W&R International Growth Fund    17,032
W&R Large Cap Growth Fund         1,084
W&R Limited-Term Bond Fund        4,233
W&R Mid Cap Growth Fund             588
W&R Municipal Bond Fund               4
W&R Science and
Technology Fund                   5,461
W&R Small Cap Growth Fund        92,163
W&R Tax-Managed Equity               NA
Fund

     The only Directors or interested persons, as defined in the 1940 Act, of W&R Funds who have a direct or indirect financial interest in the operation of a Plan are the officers and Directors who are also officers of either Waddell & Reed or its affiliate(s) or who are shareholders of
Waddell & Reed Financial, Inc., the indirect parent company of Waddell &
Reed. Each Plan is anticipated to benefit the applicable Fund and its shareholders affected by the particular Plan through Waddell & Reed's activities not only to distribute the affected shares of W&R Funds but also to provide personal services to shareholders of the affected class and thereby promote the maintenance of their accounts with W&R Funds. Each Fund anticipates that shareholders of a particular class may benefit to the extent that Waddell & Reed's activities are successful in increasing the assets of that Fund class, through increased sales or reduced redemptions, or a combination of these, and reducing a shareholder's share of Fund and class expenses. Increased Fund assets may also provide greater resources with which to pursue the goal(s) of a Fund. Further, continuing sales of shares may also reduce the likelihood that it will be necessary to liquidate portfolio securities, in amounts or at times that may be disadvantageous to a Fund, to meet redemption demands. In addition, each
Fund anticipates that the revenues from the Plans will provide Waddell &
Reed with greater resources to make the financial commitments necessary to continue to improve the quality and level of services to each Fund and its affected shareholders.

     To the extent that Waddell & Reed incurs expenses for which compensation may be made under the Plans that relate to distribution and service activities also involving another fund in the Waddell & Reed
Advisors Funds or W&R Funds, Inc., Waddell & Reed typically determines the amount attributable to the Fund's expenses under the Plans on the basis of a combination of the respective classes' relative net assets and number of shareholder accounts.

    As noted above, the Funds are offered through Waddell & Reed and other broker-dealers.  Waddell & Reed may pay other broker-dealers a portion of the fees it receives under the respective Plans as well as other compensation in connection with the distribution of Fund shares, including the following: 1) for Class A shares purchased at NAV by clients of Legend Equities Corporation (Legend), Waddell & Reed (or its
affiliate) may pay Legend 1.00% of net assets invested; 2) for the purchase of Class B shares, Waddell & Reed (or its affiliate) may pay
Legend 4.00% of net assets invested; 3) for the purchase of Class C shares, Waddell & Reed (or its affiliate) may pay Legend 1.00% of net assets invested.

     Each Plan and the Underwriting Agreement were approved by the Board of
Directors, including the Directors who are not interested persons of W&R
Funds or of Waddell & Reed and who have no direct or indirect financial interest in the operations of the Plans or any agreement referred to in the
Plans (hereafter the Plan Directors).

     Among other things, the Plan for each class provides that (1) Waddell
& Reed will submit to the Directors at least quarterly, and the Directors will review, reports regarding all amounts expended under the Plan and the purposes for which such expenditures were made, (2) the Plan will continue in effect only so long as it is approved at least annually, and any material amendments thereto are approved by the Directors including the
Plan Directors acting in person at a meeting called for that purpose, (3)
payments under the Plan shall not be materially increased without the affirmative vote of the holders of a majority of the outstanding shares of that class of each affected Fund, and (4) while the Plan remains in effect,

the selection and nomination of the Directors who are Plan Directors shall be committed to the discretion of the Plan Directors.

Custodial and Auditing Services

     The custodian for each Fund is UMB Bank, n.a., 928 Grand Boulevard,
Kansas City, Missouri. In general, the custodian is responsible for holding each Fund's cash and securities. Deloitte & Touche LLP, 1010 Grand
Boulevard, Kansas City, Missouri, the Funds' independent auditors, audits the Funds' financial statements.

                 PURCHASE, REDEMPTION AND PRICING OF SHARES

Determination of Offering Price

     The NAV of each class of the shares of a Fund is the value of the assets of that class, less the class's liabilities, divided by the total number of outstanding shares of that class.

     Class A shares of the Funds are sold at their next determined NAV plus the sales charge described in the Prospectuses. The sales charge is paid to
Waddell & Reed. The price makeup as of March 31, 2002, which is the date of the most recent balance sheet included in the Funds' Annual Report to
Shareholders, which is incorporated into this SAI by reference, was as follows:

      W&R Asset Strategy Fund

     NAV per Class A share (Class A
       net assets divided by Class A shares
       outstanding) ..............................  $11.33
     Add:  selling commission (5.75% of offering
       price) ....................................    0.69
                                                    ------
     Maximum offering price per Class A share
       (Class A NAV divided by 94.25%) ...........  $12.02
                                                    ======

      W&R Core Equity Fund

     NAV per Class A share (Class A
       net assets divided by Class A shares
       outstanding) ..............................   $8.89
     Add:  selling commission (5.75% of offering
       price) ....................................    0.54
                                                    ------
     Maximum offering price per Class A share
       (Class A NAV divided by 94.25%) ...........   $9.43
                                                    ======

      W&R High Income Fund

     NAV per Class A share (Class A
       net assets divided by Class A shares
       outstanding) ..............................   $8.48
     Add:  selling commission (5.75% of offering
       price) ....................................    0.52
                                                     -----
     Maximum offering price per Class A share
       (Class A NAV divided by 94.25%) ...........   $9.00
                                                     =====

      W&R International Growth Fund

     NAV per Class A share (Class A
       net assets divided by Class A shares
       outstanding) ..............................  $ 9.82
     Add:  selling commission (5.75% of offering
       price) ....................................    0.60
                                                    ------
     Maximum offering price per Class A share
       (Class A NAV divided by 94.25%) ...........  $10.42
                                                    ======

      W&R Large Cap Growth Fund

     NAV per Class A share (Class A
       net assets divided by Class A shares
       outstanding) ..............................   $9.21
     Add:  selling commission (5.75% of offering
       price) ....................................    0.56
                                                    ------
     Maximum offering price per Class A share
       (Class A NAV divided by 94.25%) ...........   $9.77
                                                    ======

      W&R Limited-Term Bond Fund

     NAV per Class A share (Class A
       net assets divided by Class A shares
       outstanding) ..............................  $10.20
     Add:  selling commission (4.25% of offering
       price) ....................................    0.45
                                                    ------
     Maximum offering price per Class A share
       (Class A NAV divided by 95.75%) ...........  $10.65
                                                    ======

      W&R Mid Cap Growth Fund

     NAV per Class A share (Class A
       net assets divided by Class A shares
       outstanding) ..............................   $8.91
     Add:  selling commission (5.75% of offering
       price) ....................................    0.54
                                                     -----
     Maximum offering price per Class A share
       (Class A NAV divided by 94.25%) ...........   $9.45
                                                     =====

      W&R Municipal Bond Fund

     NAV per Class A share (Class A
       net assets divided by Class A shares
       outstanding) ..............................  $10.61
     Add:  selling commission (4.25% of offering
       price) ....................................    0.47
                                                    ------
     Maximum offering price per Class A share
       (Class A NAV divided by 95.75%) ...........  $11.08
                                                    ======

      W&R Science and Technology Fund

     NAV per Class A share (Class A
       net assets divided by Class A shares
       outstanding) ..............................  $18.19
     Add:  selling commission (5.75% of offering
       price) ....................................    1.11
                                                    ------
     Maximum offering price per Class A share
       (Class A NAV divided by 94.25%) ...........  $19.30
                                                    ======

      W&R Small Cap Growth Fund

     NAV per Class A share (Class A
       net assets divided by Class A shares
       outstanding) ..............................  $10.59
     Add:  selling commission (5.75% of offering
       price) ....................................    0.65
                                                    ------
     Maximum offering price per Class A share
       (Class A NAV divided by 94.25%) ...........  $11.24
                                                    ======

      W&R Tax-Managed Equity Fund

     NAV per Class A share (Class A
       net assets divided by Class A shares
       outstanding) ..............................   $6.43
     Add:  selling commission (5.75% of offering
       price) ....................................    0.39
                                                     -----
     Maximum offering price per Class A share
       (Class A NAV divided by 94.25%) ...........   $6.82
                                                     =====

     The offering price of a Class A share is its NAV next calculated following acceptance of a purchase request, in good order, plus the sales charge, as applicable. The offering price of a Class B share, Class C share, Class Y share or certain Class A shares is the applicable Class NAV next calculated following acceptance of a purchase request, in good order.
The number of shares you receive for your purchase depends on the next offering price after Waddell & Reed or an authorized third party properly receives and accepts your order. You will be sent a confirmation after your purchase (except for automatic transactions) which will indicate how many shares you have purchased.

     Waddell & Reed need not accept any purchase order, and it or the Funds may determine to discontinue offering Fund shares for purchase.

     The NAV and offering price per share are computed once on each day that the NYSE is open for trading as of the later of the close of the regular session of the NYSE or the close of the regular session of any other securities or commodities exchange on which an option or futures contract held by a Fund is traded. The NYSE annually announces the days on which it will not be open for trading. The most recent announcement indicates that the NYSE will not be open on the following days:  New Year's
Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial
Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.
However, it is possible that the NYSE may close on other days. The NAV will likely change every business day, since typically the value of the assets and the number of shares outstanding change every business day. W&R Money
Market Fund is designed so that the value of each share of each class of the Fund (the NAV per share) will remain fixed at $1.00 per share except under extraordinary circumstances.

     The securities in the portfolio of each Fund, except as otherwise noted, that are listed or traded on a stock exchange, are valued on the basis of the last sale on that day or, lacking any sales, at a price that is the mean between the closing bid and asked prices. Other securities that are traded over-the-counter are priced using the Nasdaq Stock Market, which provides information on bid and asked prices quoted by major dealers in such stocks. Bonds, other than convertible bonds, are valued using a third-
party pricing system. Convertible bonds are valued using this pricing system only on days when there is no sale reported. Short-term debt securities are valued at amortized cost, which approximates market value.
When market quotations are not readily available, securities and other assets are valued at fair value as determined in good faith under procedures established by, and under the general supervision and responsibility of, the Board of Directors.

     Options and futures contracts purchased and held by a Fund are valued at the last sales price thereof on the securities or commodities exchanges on which they are traded, or, if there are no transactions, at the mean between bid and asked prices. Ordinarily, the close of the regular session for options trading on national securities exchanges is 4:10 p.m. Eastern time and the close for the regular session for commodities exchanges is
4:15 p.m. Eastern time. Futures contracts will be valued with reference to established futures exchanges. The value of a futures contract purchased by a Fund will be either the closing price of that contract or the bid price.
Conversely, the value of a futures contract sold by a Fund will be either the closing purchase price or the asked price.

     When a Fund writes a put or call, an amount equal to the premium received is included in the Statement of Assets and Liabilities as an asset, and an equivalent deferred credit is included in the liability section. The deferred credit is marked-to-market (that is, treated as sold for its fair market value) to reflect the current market value of the put or call. If a call a Fund wrote is exercised, the proceeds received on the sale of the related investment are increased by the amount of the premium the Fund received. If a Fund exercised a call it purchased, the amount paid to purchase the related investment is increased by the amount of the premium paid. If a put written by a Fund is exercised, the amount that the
Fund pays to purchase the related investment is decreased by the amount of the premium it received. If a Fund exercises a put it purchased, the amount the Fund receives from the sale of the related investment is reduced by the amount of the premium it paid. If a put or call written by a Fund expires, it has a gain in the amount of the premium; if a Fund enters into a closing purchase transaction, it will have a gain or loss depending on whether the premium was more or less than the cost of the closing transaction.

     Foreign currency exchange rates are generally determined prior to the close of trading of the regular session of the NYSE. Occasionally events affecting the value of foreign investments and such exchange rates occur between the time at which they are determined and the close of the regular session of trading on the NYSE, which events will not be reflected in a computation of a Fund's NAV on that day. If events materially affecting the value of such investments or currency exchange rates occur during such time period, the investments will be valued at their fair value as determined in good faith by or under the direction of the Board of Directors. The foreign currency exchange transactions of a Fund conducted on a spot (i.e., cash)
basis are valued at the spot rate for purchasing or selling currency prevailing on the foreign exchange market. This rate under normal market conditions differs from the prevailing exchange rate in an amount generally less than one-tenth of one percent due to the costs of converting from one currency to another.

     W&R Money Market Fund operates under Rule 2a-7 which permits it to value its portfolio on the basis of amortized cost. The amortized cost method of valuation is accomplished by valuing a security at its cost and thereafter assuming a constant amortization rate to maturity of any discount or premium, and does not reflect the impact of fluctuating interest rates on the market value of the security. This method does not take into account unrealized gains or losses.

     While the amortized cost method provides some degree of certainty in valuation, there may be periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the instrument. During periods of declining interest rates, the daily yield on the Fund's shares may tend to be higher than a like computation made by a fund with identical investments utilizing a method of valuation based upon market prices and estimates of market prices for all of its portfolio instruments and changing its dividends based on these changing prices. Thus, if the use of amortized cost by the Fund resulted in a lower aggregate portfolio value on a particular day, a prospective investor in the Fund's shares would be able to obtain a somewhat higher yield than would result from investment in such a fund, and existing investors in the Fund's shares would receive less investment income. The converse would apply in a period of rising interest rates.

     Under Rule 2a-7, the Board of Directors must establish procedures designed to stabilize, to the extent reasonably possible, the Fund's price per share as computed for the purpose of sales and redemptions at $1.00.
Such procedures must include review of the Fund's portfolio holdings by the
Board at such intervals as it may deem appropriate and at such intervals as are reasonable in light of current market conditions to determine whether the Fund's NAV calculated by using available market quotations deviates from the per share value based on amortized cost.

     For the purpose of determining whether there is any deviation between the value of the Fund's portfolio based on amortized cost and that determined on the basis of available market quotations, if there are readily available market quotations, investments are valued at the mean between the bid and asked prices. If such market quotations are not available, the investments will be valued at their fair value as determined in good faith under procedures established by and under the general supervision and responsibility of the Board of Directors, including being valued at prices based on market quotations for investments of similar type, yield and duration.

     Under Rule 2a-7, if the extent of any deviation between the NAV per share based upon available market quotations and the NAV per share based on amortized cost exceeds one-half of 1%, the Board must promptly consider what action, if any, will be initiated. When the Board believes that the extent of any deviation may result in material dilution or other unfair results to investors or existing shareholders, it is required to take such action as it deems appropriate to eliminate or reduce to the extent reasonably practicable such dilution or unfair results. Such actions could include the sale of portfolio securities prior to maturity to realize capital gains or losses or to shorten average portfolio maturity, withholding dividends or payment of distributions from capital gains, redemptions of shares in kind, or establishing a NAV per share using available market quotations.

     The procedures which the Board of Directors has adopted include changes in the dividends payable by the Fund under specified conditions, as further described under Taxes and Payments to Shareholders. The purpose of this portion of the procedures is to provide for the automatic taking of one of the actions which the Board of Directors might take should it otherwise be required to consider taking appropriate action.

Minimum Initial and Subsequent Investments

     For Class A, Class B and Class C shares, initial investments must be at least $500 (per Fund) with the exceptions described in this paragraph. A
$100 minimum initial investment pertains to exchanges of shares from one
Fund to another Fund. A $50 minimum initial investment pertains to purchases for certain retirement plan accounts and to accounts for which an investor has arranged, at the time of initial investment, to make subsequent purchases for the account by having regular monthly withdrawals of $25 or more made from a bank account. A minimum initial investment of
$25 is applicable to purchases made through payroll deduction or certain retirement plan accounts for or by employees of WRIMCO, Waddell & Reed, and their affiliates. Except with respect to certain exchanges and automatic withdrawals from a bank account, a shareholder may make subsequent investments of any amount.

     For Class Y shares, investments by government entities or authorities or by corporations must total at least $10 million within the first twelve months after initial investment. There is no initial investment minimum for other Class Y investors.

Reduced Sales Charges (Applicable to Class A Shares only)

   Account Grouping

     Large purchases of Class A shares are subject to lower sales charges.
The schedule of sales charges appears in the Prospectuses. For the purpose of taking advantage of the lower sales charges available for large purchases, a purchase in any of categories 1 through 7 listed below made by an individual or deemed to be made by an individual may be grouped with purchases in any other of these categories:

1.   Purchases by an individual for his or her own account (includes purchases under the W&R Funds Revocable Trust Form);

2.   Purchases by that individual's spouse purchasing for his or her own account (includes W&R Funds Revocable Trust Form of spouse);

3.   Purchases by that individual or his or her spouse in their joint account;

4.   Purchases by that individual or his or her spouse for the account of their child under age 21;

5.   Purchase by any custodian for the child of that individual or spouse in a Uniform Transfers to Minors Act (UTMA) or Uniform Gifts to Minors
     Act (UGMA) account;

6.   Purchases by that individual or his or her spouse for his or her individual retirement account (IRA), or salary reduction plan account under Section 457 of the Internal Revenue Code of 1986, as amended
     (the Code), provided that such purchases are subject to a sales charge
     (see Net Asset Value Purchases), tax-sheltered annuity account (TSA)
     or Keogh Plan account, provided that the individual and spouse are the only participants in the Keogh Plan; and

7.   Purchases by a trustee under a trust where that individual or his or her spouse is the settlor (the person who establishes the trust).

     For the foregoing categories, an individual's domestic partner is treated as his or her spouse.

     Examples:

     A.   Grandmother opens a UGMA account for grandson A; Grandmother has an account in her own name; A's father has an account in his own name; the UGMA account may be grouped with A's father's account but may not be grouped with Grandmother's account;

     B.   H establishes a trust naming his children as beneficiaries and appointing himself and his bank as co-trustees; a purchase made in the trust account is eligible for grouping with an IRA account of W, H's wife;

     C.   H's will provides for the establishment of a trust for the benefit of his minor children upon H's death; his bank is named as trustee; upon H's death, an account is established in the name of the bank, as trustee; a purchase in the account may be grouped with an account held by H's wife in her own name.

     D.   X establishes a trust naming herself as trustee and R, her son, as successor trustee and R and S as beneficiaries; upon X's death, the account is transferred to R as trustee; a purchase in the account may not be grouped with R's individual account. If
          X's spouse, Y, was successor trustee, this purchase could be grouped with Y's individual account.

     All purchases of Class A shares made for a participant in a multi-
participant Keogh plan may be grouped only with other purchases made under the same plan; a multi-participant Keogh plan is defined as a plan in which there is more than one participant where one or more of the participants is other than the spouse of the owner/employer.

Example A:  H has established a Keogh plan; he and his wife W are the only participants in the plan; they may group their purchases made under the plan with any purchases in categories 1 through 7 above.

Example B:  H has established a Keogh Plan; his wife, W, is a participant and they have hired one or more employees who also become
            participants in the plan; H and W may not combine any purchases made under the plan with any purchases in categories 1 through
            7 above; however, all purchases made under the plan for H, W or any other employee will be combined.

     All purchases of Class A shares made under a qualified employee benefit plan of an incorporated business will be grouped. A qualified employee benefit plan is established pursuant to Section 401 of the Code.
All qualified employee benefit plans of any one employer or affiliated employers will also be grouped. An affiliate is defined as an employer that directly, or indirectly, controls or is controlled by or is under control with another employer. All qualified employee benefit plans of an employer who is a franchisor and those of its franchisee(s) may also be grouped.

Example:  Corporation X sets up a defined benefit plan; its subsidiary,
          Corporation Y, sets up a 401(k) plan; all contributions made under both plans will be grouped.

     All purchases of Class A shares made under a simplified employee pension plan (SEP), payroll deduction plan or similar arrangement adopted by an employer or affiliated employers (as defined above) may be grouped provided that the employer elects to have all such purchases grouped at the time the plan is set up. If the employer does not make such an election, the purchases made by individual employees under the plan may be grouped with the other accounts of the individual employees described above in
Account Grouping.

     Account grouping as described above is available under the following circumstances.

   One-time Purchases

     A one-time purchase of Class A shares in accounts eligible for grouping may be combined for purposes of determining the availability of a reduced sales charge. In order for an eligible purchase to be grouped, the investor must advise Waddell & Reed at the time the purchase is made that it is eligible for grouping and identify the accounts with which it may be grouped.

Example:  H and W open an account in the Fund and invest $75,000; at the same time, H's parents open up three UGMA accounts for H and W's three minor children and invest $10,000 in each child's name; the combined purchase of $105,000 of Class A shares is subject to a reduced sales load of 4.75% provided that Waddell & Reed is advised that the purchases are entitled to grouping.

   Rights of Accumulation

     If Class A shares are held in any account and an additional purchase of Class A shares is made in that account or in any account eligible for grouping with that account, the additional purchase is combined with the
NAV of the existing account(s) as of the date the new purchase is accepted by Waddell & Reed for the purpose of determining the availability of a reduced sales charge.

Example:  H is a current Class A shareholder who invested in one of the
          Funds three years ago. His account has a NAV of $80,000. His wife, W, now wishes to invest $20,000 in Class A shares of that
          (or another) Fund. W's purchase will be combined with H's
          existing account and will be entitled to a reduced sales charge of 4.75%. H's original purchase was subject to a full sales charge and the reduced charge does not apply retroactively to that purchase.

     In order to be entitled to Rights of Accumulation, the purchaser must inform Waddell & Reed that the purchaser is entitled to a reduced charge and provide Waddell & Reed with the name and number of the existing account(s) with which the purchase may be combined.

   Letter of Intent

     The benefit of a reduced sales charge for larger purchases of Class A shares is also available under a Letter of Intent (LOI). By signing an LOI form, which is available from Waddell & Reed, the purchaser indicates an intention to invest in Class A shares, over a 13-month period, a dollar amount which is sufficient to qualify for a reduced sales charge. The 13-
month period begins on the date the first purchase made under the LOI is accepted by Waddell & Reed. Each purchase made from time to time under the
LOI is treated as if the purchaser were buying at one time the total amount which he or she intends to invest. The sales charge applicable to all purchases of Class A shares made under the terms of the LOI will be the sales charge in effect on the beginning date of the 13-month period.

     In determining the amount which the purchaser must invest in order to qualify for a reduced sales charge under an LOI, the investor's Rights of
Accumulation (see above) will be taken into account; that is, Class A shares already held in the same account in which the purchase is being made or in any account eligible for grouping with that account, as described above, will be included.

Example:  H signs an LOI indicating his intent to invest in his own name a dollar amount sufficient to entitle him to purchase Class A shares at the sales charge applicable to a purchase of $100,000.
          H has an IRA account and the Class A shares held under the IRA in a Fund have a NAV as of the date the LOI is accepted by Waddell &
          Reed of $15,000; H's wife, W, has an account in her own name invested in another Fund which charges the same sales load as the
          Fund, with a NAV as of the date of acceptance of the LOI of
          $10,000; H needs to invest $75,000 in Class A shares over the 13-
          month period in order to qualify for the reduced sales load applicable to a purchase of $100,000.

     A copy of the LOI signed by a purchaser will be returned to the purchaser after it is accepted by Waddell & Reed and will set forth the dollar amount of Class A shares which must be purchased within the 13-month period in order to qualify for the reduced sales charge.

     The minimum initial investment under an LOI is 5% of the dollar amount which must be invested under the LOI. An amount equal to 5% of the purchase required under the LOI will be held in escrow. If a purchaser does not, during the period covered by the LOI, invest the amount required to qualify for the reduced sales charge under the terms of the LOI, he or she will be responsible for payment of the sales charge applicable to the amount actually invested. The additional sales charge owed on purchases of Class A shares made under an LOI which is not completed will be collected by redeeming part of the shares purchased under the LOI and held in escrow unless the purchaser makes payment of this amount to Waddell & Reed within
20 days of Waddell & Reed's request for payment.

     If the actual amount invested is higher than the amount an investor intends to invest, and is large enough to qualify for a sales charge lower than that available under the LOI, the lower sales charge will apply.

     An LOI does not bind the purchaser to buy, or Waddell & Reed to sell, the shares covered by the LOI.

     With respect to LOIs for $2,000,000 or purchases otherwise qualifying for no sales charge under the terms of the LOI, the initial investment must be at least $200,000.

     The value of any shares redeemed during the 13-month period which were acquired under the LOI will be deducted in computing the aggregate purchases under the LOI.

     LOIs are not available for purchases made under an SEP where the employer has elected to have all purchases under the SEP grouped.

   Other Funds in the Waddell & Reed Advisors Funds, W&R Funds and Waddell
  & Reed InvestEd Portfolios, Inc.

     Reduced sales charges for larger purchases of Class A shares apply to purchases of any of the Class A shares of any of the funds in the Waddell &
Reed Advisors Funds, W&R Funds and Waddell & Reed InvestEd Portfolios, Inc.
subject to a sales charge (for clients of Waddell & Reed and Legend
Equities Corporation (Legend)). A purchase of Class A shares, or Class A shares held, in any of the funds in the Waddell & Reed Advisors Funds, W&R
Funds and/or Waddell & Reed InvestEd Portfolios, Inc. subject to a sales charge will be treated as an investment in the Fund in determining the applicable sales charge. For these purposes, Class A shares of Waddell &
Reed Advisors Cash Management, Inc. or W&R Funds, Inc. Money Market Fund
that were acquired by exchange of another Waddell & Reed Advisors Fund, W&R
Funds or Waddell & Reed InvestEd Portfolios, Inc. Class A shares on which a sales charge was paid, plus the shares paid as dividends on those acquired shares, are also taken into account.

Net Asset Value Purchases of Class A Shares

     Class A shares of a Fund may be purchased at NAV by the Directors and officers of the Fund or of any affiliated entity of Waddell & Reed, employees of Waddell & Reed or of any of its affiliates, financial advisors of Waddell & Reed and its affiliates and the spouse, children, parents, children's spouses and spouse's parents of each such Director, officer, employee and financial advisor. Child includes stepchild; parent includes stepparent. Purchases of Class A shares in an IRA sponsored by Waddell &
Reed established for any of these eligible purchasers may also be at NAV.
Purchases of Class A shares in any tax-qualified retirement plan under which the eligible purchaser is the sole participant may also be made at
NAV. Trusts under which the grantor and the trustee or a co-trustee are each an eligible purchaser are also eligible for NAV purchases of Class A shares. Employees include retired employees. A retired employee is an individual separated from service from Waddell & Reed, or from an affiliated company with a vested interest in any Employee Benefit plan sponsored by Waddell & Reed or any of its affiliated companies. Financial advisors include retired financial advisors. A retired financial advisor is any financial advisor who was, at the time of separation from service from
Waddell & Reed, a Senior Financial Advisor. A custodian under UGMA or UTMA purchasing for the child or grandchild of any employee or financial advisor may purchase Class A shares at NAV whether or not the custodian himself is an eligible purchaser.

     Until December 31, 2002, Class A shares may be purchased at NAV by persons who are clients of Legend if the purchase is made with the proceeds of the redemption of shares of a mutual fund which is not within the
Waddell & Reed Advisors Funds or W&R Funds, Inc. and the purchase is made within 60 days of such redemption.

     Shares may be issued at NAV in a merger, acquisition or exchange offer made pursuant to a plan of reorganization to which the Fund is a party.

     Purchases of Class A shares by Friends of the Firm which include certain persons who have an existing relationship with Waddell & Reed or any of its affiliates may be made at NAV.

     Retirement plan accounts held in the Waddell & Reed Advisors
Retirement Plan, offered and distributed by Nationwide Investment Services
Corporation through Nationwide Trust Company, FSB retirement programs.

     Direct Rollovers from the Waddell & Reed Advisors Retirement Plan.

     Purchases of Class A shares in a 401(k) plan or a 457 plan having 100 or more eligible employees, and the shares are held in individual plan participant accounts on the Fund's records, may be made at NAV.

     Purchases of Class A shares by certain clients investing through a qualified fee-based program offered by a third party that has made arrangements to sell shares of the Funds may be made at NAV.

Reasons for Differences in the Public Offering Price of Class A Shares

     As described herein and in the Prospectus, there are a number of instances in which a Fund's Class A shares are sold or issued on a basis other than at the maximum public offering price, that is, the NAV plus the highest sales charge. Some of these instances relate to lower or eliminated sales charges for larger purchases of Class A shares, whether made at one time or over a period of time as under an LOI or Rights of Accumulation.
See the table of sales charges in the Prospectus for the Class A shares.
The reasons for these quantity discounts are, in general, that (1) they are traditional and have long been permitted in the industry and are therefore necessary to meet competition as to sales of shares of other funds having such discounts, (2) certain quantity discounts are required by rules of the
National Association of Securities Dealers, Inc. (as is elimination of sales charges on the reinvestment of dividends and distributions), and (3)
they are designed to avoid an unduly large dollar amount of sales charge on substantial purchases in view of reduced selling expenses. Quantity discounts are made available to certain related persons for reasons of family unity and to provide a benefit to tax-exempt plans and organizations.

     In general, the reasons for the other instances in which there are reduced or eliminated sales charges for Class A shares are as follows.
Exchanges at NAV are permitted because a sales charge has already been paid on the shares exchanged. Sales of Class A shares without a sales charge are permitted to Directors, officers and certain others due to reduced or eliminated selling expenses and since such sales may aid in the development of a sound employee organization, encourage responsibility and interest in a Fund and an identification with its aims and policies. Limited reinvestments of redemptions of Class A shares at no sales charge are permitted to attempt to protect against mistaken or not fully informed redemption decisions. Class A shares may be issued at no sales charge in plans of reorganization due to reduced or eliminated sales expenses and since, in some cases, such issuance is exempted by the 1940 Act from the otherwise applicable requirements as to sales charges. Reduced or eliminated sales charges may also be used for certain short-term promotional activities by Waddell & Reed. In no case in which there is a reduced or eliminated sales charge are the interests of existing Class A shareholders adversely affected since, in each case, the Fund receives the
NAV per share of all shares sold or issued.

Exchange Privileges

   Class A Share Exchanges

     Once a sales charge has been paid on shares of a fund in W&R Funds,
Waddell & Reed Advisors Funds or Waddell & Reed InvestEd Portfolios, Inc.,
these shares and any shares added to them from dividends or distributions paid in shares may be freely exchanged for corresponding shares of another fund in W&R Funds or, for clients of Waddell & Reed or Legend, another fund in Waddell & Reed Advisors Funds or Waddell & Reed InvestEd Portfolios,
Inc. The shares you exchange must be worth at least $100 or you must already own shares of a fund in W&R Funds, Waddell & Reed Advisors Funds or
Waddell & Reed InvestEd Portfolios, Inc. into which you want to exchange.

     Except where the special rules described below apply, you may exchange
Class A shares you own in a Fund for Class A shares of another Fund or, for clients of Waddell & Reed or Legend, for Class A shares of a fund in
Waddell & Reed Advisors Funds or Waddell & Reed InvestEd Portfolios, Inc.,
without charge if (1) a sales charge was paid on these shares, or (2) the shares were received in exchange for shares for which a sales charge was paid, or (3) the shares were acquired from reinvestment of dividends and distributions paid on such shares. There may have been one or more such exchanges so long as a sales charge was paid on the shares originally purchased. Also, shares acquired without a sales charge because the purchase was $2 million or more will be treated the same as shares on which a sales charge was paid.

     Special rules apply to W&R Limited-Term Bond Fund and W&R Municipal
Bond Fund shares. Class A shares of one of these Funds may be exchanged for
Class A shares of another Fund (or, for customers of Waddell & Reed or
Legend, for Class A shares of a fund within Waddell & Reed Advisors Funds or Waddell & Reed InvestEd Portfolios, Inc.) only if (1) you received the shares to be exchanged as a result of one or more exchanges of shares on which a maximum sales charge was originally paid (currently, 5.75%), or (2)
the shares to be exchanged have been held for at least six months from the date of the original purchase. However, you may exchange, and these restrictions do not apply to exchanges of, Class A shares of W&R Limited-
Term Bond, W&R Municipal Bond Fund or W&R Money Market Fund (or, for
clients of Waddell & Reed or Legend, Class A shares of Waddell & Reed
Advisors Municipal Bond Fund, Inc., Waddell & Reed Advisors Government
Securities Fund, Inc. or Waddell & Reed Advisors Cash Management, Inc.).

     Subject to the above rules regarding sales charges, you may have a specific dollar amount of Class A shares of W&R Money Market Fund automatically exchanged each month into Class A shares of any other fund in
W&R Funds, provided you already own Class A shares of the fund. The shares of W&R Money Market Fund which you designate for automatic exchange must be worth at least $100, which may be allocated among the Class A shares of different Funds so long as each fund receives a value of at least $25.
Minimum initial investment and minimum balance requirements apply to such automatic exchange service.

   Class B Share Exchanges

     You may exchange Class B shares of one Fund for Class B shares of another Fund or, for clients of Waddell & Reed or Legend, for Class B shares of a fund in Waddell & Reed Advisors Funds or Waddell & Reed
InvestEd Portfolios, Inc. without charge.

     The redemption of a Fund's Class B shares as part of an exchange is not subject to the deferred sales charge. For purposes of computing the deferred sales charge, if any, applicable to the redemption of the shares acquired in the exchange, those acquired shares are treated as having been purchased when the original redeemed shares were purchased.

     You may have a specific dollar amount of Class B shares of W&R Money
Market Fund automatically exchanged each month into Class B shares of any other fund in the W&R Funds, provided you already own Class B shares of the fund. The shares of W&R Money Market Fund which you designate for automatic exchange must be worth at least $100, which may be allocated among different Funds so long as each Fund receives a value of at least $25.
Minimum initial investment and minimum balance requirements apply to such automatic exchange service.

   Class C Share Exchanges

     You may exchange Class C shares of one Fund for Class C shares of another Fund or, for customers of Waddell & Reed or Legend, for Class C shares of a fund in the Waddell & Reed Advisors Funds or Waddell & Reed
InvestEd Portfolios, Inc. without charge.

     The redemption of a Fund's Class C shares as part of an exchange is not subject to the deferred sales charge. For purposes of computing the deferred sales charge, if any, applicable to the redemption of the shares acquired in the exchange, those acquired shares are treated as having been purchased when the original redeemed shares were purchased.

     You may have a specific dollar amount of Class C shares of W&R Money
Market Fund automatically exchanged each month into Class C shares of any other fund in the W&R Funds, provided you already own Class C shares of the fund. The shares of W&R Money Market Fund which you designate for automatic exchange must be worth at least $100, which may be allocated among different Funds so long as each Fund receives a value of at least $25.
Minimum initial investment and minimum balance requirements apply to such automatic exchange service.

   Class Y Share Exchanges

     Class Y shares of a Fund may be exchanged for Class Y shares of any other Fund or for Class A shares of W&R Money Market Fund, and, for clients of Waddell & Reed or Legend, for Class Y shares of a fund within Waddell &
Reed Advisors Funds.

   General Exchange Information

     You may exchange only into Funds that are legally permitted for sale in your state of residence. Currently, each Fund within Waddell & Reed
Advisors Funds, W&R Funds, Inc. and Waddell & Reed InvestEd Portfolios,
Inc. may be sold only within the United States and the Commonwealth of
Puerto Rico.

     The exchange will be made at the NAVs next determined after receipt of your written request in good order by W&R Funds. When you exchange shares, the total shares you receive will have the same aggregate NAV as the total shares you exchange.

     These exchange rights may be eliminated or modified at any time by the
Funds, upon notice in certain circumstances. The Funds will typically limit activity deemed to be market timing by restricting the amount of exchanges permitted by a shareholder.

Retirement Plans and Other Tax-Deferred Accounts

     Your account may be set up as a funding vehicle for a retirement plan or other tax-deferred savings account. For individual taxpayers meeting certain requirements, Waddell & Reed offers model or prototype documents for the following retirement plans and other accounts. All of these accounts involve investment in shares of one or more of the Funds (other than W&R Municipal Bond Fund or W&R Tax-Managed Equity Fund) or shares of certain other funds in Waddell & Reed Advisors Funds. The dollar limits specified below are for 2002 for Federal income tax purposes and may change for subsequent years.

      Individual Retirement Accounts (IRAs). Investors having eligible earned income may set up a plan that is commonly called an IRA. Under a traditional IRA, an investor can contribute each year up to 100% of his or her earned income, up to the Annual Dollar Limit per year (provided the investor has not reached age 70 1/2). For the 2002 through 2004 calendar years, the Annual Dollar Limit is $3,000. For individuals who have attained age 50 by the last day of the calendar year for which the contribution is made, the Annual Dollar Limit also allows a catch-up contribution. The maximum annual catch-up contribution is $500 for the 2002 through 2005 calendar years. For a married couple, the maximum annual contribution is two times the Annual Dollar Limit (the Annual Dollar Limit for each spouse)
or, if less, the couple's combined earned income for the taxable year, even if one spouse had no earned income. Generally, the contributions are deductible unless: 1) the investor (or, if married, either spouse) is an active participant in an employer-sponsored retirement plan; and 2) their adjusted gross income exceeds certain levels. A married investor who is not an active participant, who files jointly with his or her spouse and whose combined adjusted gross income does not exceed $150,000 is not affected by his or her spouse's active participant status.

     An investor may also use a traditional IRA to receive a rollover contribution that is either (a) a direct rollover distribution from an employer's plan or (b) a rollover of an eligible distribution paid to the investor from an employer's plan or another IRA. To the extent a rollover contribution is made to a traditional IRA, the distribution will not be subject to Federal income tax until distributed from the IRA. A direct rollover generally applies to any distribution from an employer's plan
(including a custodial account under Section 403(b)(7) of the Code or a government plan under Section 457 of the Code, but not an IRA) other than certain periodic payments, required minimum distributions and other specified distributions. In a direct rollover, the eligible rollover distribution is paid directly to the IRA, not to the investor. If, instead, an investor receives payment of an eligible rollover distribution, all or a portion of that distribution generally may be rolled over to an IRA within
60 days after receipt of the distribution. Because mandatory Federal income tax withholding applies to any eligible rollover distribution that is not paid in a direct rollover, investors should consult their tax advisers or pension consultants as to the applicable tax rules. If you already have an
IRA, you may have the assets in that IRA transferred directly to an IRA offered by Waddell & Reed.

     Roth IRAs.Investors having eligible earned income and whose adjusted gross income (or combined adjusted gross income, if married) does not exceed certain levels, may establish and contribute up to the Annual Dollar
Limit per tax year to a Roth IRA (or to any combination of Roth and traditional IRAs). For a married couple, the annual maximum is two times the Annual Dollar Limit (the Annual Dollar Limit for each spouse) or, if less, the couple's combined earned income for the taxable year, even if one spouse had no earned income.

     In addition, for an investor whose adjusted gross income does not exceed $100,000 (and who is not a married person filing a separate return), certain distributions from traditional IRAs may be rolled over to a Roth
IRA and any of the investor's traditional IRAs may be converted into a Roth
IRA; these rollover distributions and conversions are, however, subject to
Federal income tax.

     Contributions to a Roth IRA are not deductible; however, earnings accumulate tax-free in the Roth IRA, and withdrawals of earnings are not subject to Federal income tax if the account has been held for at least five years and the account holder has reached age 59 1/2 (or certain other conditions apply).

      Coverdell Education Savings Accounts (formerly, Education IRAs).
Although not technically for retirement savings, Coverdell Education
Savings Accounts provide a vehicle for saving for a child's education. A
Coverdell Education Savings Account may be established for the benefit of any minor, and any person whose adjusted gross income does not exceed certain levels may contribute up to $2000 to a Coverdell Education Savings
Account (or to each of multiple Coverdell Education Savings Accounts), provided that no more than $2000 may be contributed for any year to
Coverdell Education Savings Accounts for the same beneficiary.
Contributions are not deductible and may not be made after the beneficiary reaches age 18 (except that this age limit does not apply to a beneficiary with "special needs," as defined in the Code). Earnings accumulate tax-
free, and withdrawals are not subject to tax if used to pay the qualified education expenses of the beneficiary (or certain members of his or her family).

      Simplified Employee Pension (SEP) plans. Employers can make contributions to SEP-IRAs established for employees. Generally an employer may contribute up to 25% of compensation, subject to certain maximums, per year for each employee.

      Savings Incentive Match Plans for Employees (SIMPLE Plans).An
employer with 100 or fewer eligible employees that does not sponsor another active retirement plan may sponsor a SIMPLE plan to contribute to its employees' retirement accounts. A SIMPLE plan can be in the form of either an IRA or a 401(k) plan. In general, an employer can choose to match employee contributions dollar-for-dollar (up to 3% of an employee's compensation) or may contribute to all eligible employees 2% of their compensation, whether or not they defer salary to their retirement plans.
SIMPLE plans involve fewer administrative requirements, generally, than traditional 401(k) or other qualified plans.

      Keogh Plans.Keogh plans, which are available to self-employed individuals, are defined contribution plans that may be either a money purchase plan or a profit-sharing plan. As a general rule, an investor under a defined contribution Keogh plan can contribute, for 2001, up to 25%
of his or her annual earned income, with an annual maximum of $35,000, and, for 2002, up to 25% of his or her annual earned income, with a maximum of
$40,000.

      457 Plans. If an investor is an employee of a state or local government or of certain types of charitable organizations, he or she may be able to enter into a deferred compensation arrangement in accordance with Section 457 of the Code.

      TSAs - Custodial Accounts and Title I Plans. If an investor is an employee of a public school system, a church or certain types of charitable organizations, he or she may be able to enter into a deferred compensation arrangement through a custodial account under Section 403(b)(7) of the
Code. Some organizations have adopted Title I plans, which are funded by employer contributions in addition to employee deferrals.

      Pension and Profit-Sharing Plans, including 401(k) Plans. With a
401(k) plan, employees can make tax-deferred contributions to a plan to which the employer may also contribute, usually on a matching basis. An employee may defer each year the lesser of 100% of income or $11,000 of compensation for 2002, which may be increased each year based on cost-of-
living adjustments.

     More detailed information about these arrangements and applicable forms are available from Waddell & Reed. These tax-deferred retirement plans and other accounts may be treated differently under state tax law and may involve complex tax questions as to premature distributions and other matters. Investors should consult their tax adviser or pension consultant.

Flexible Withdrawal Service for Class A, Class B and Class C Shareholders

     If you qualify, you may arrange to receive through the Flexible
Withdrawal Service (Service) regular monthly, quarterly, semiannual or annual payments by redeeming on an ongoing basis Class A, Class B or Class
C shares that you own of any of the funds in the Waddell & Reed Advisors
Funds or W&R Funds, Inc. It would be a disadvantage to an investor to make additional purchases of Class A shares while the Service is in effect because it would result in duplication of sales charges. Class B and Class
C shares, and certain Class A shares to which the CDSC otherwise applies, that are redeemed under the Service are not subject to a CDSC provided the amount withdrawn does not, annually, exceed 24% of the account value.
Applicable forms to start the Service are available through Waddell & Reed
Services Company.

     The maximum amount of the withdrawal for monthly, quarterly, semiannual and annual withdrawals is 2%, 6%, 12% and 24% respectively of the value of your account at the time the Service is established. The withdrawal proceeds are not subject to the CDSC, but only within these percentage limitations. The minimum withdrawal is $50. The Service, and this exclusion from the CDSC, do not apply to a one-time withdrawal.

     To qualify for the Service, you must have invested at least $10,000 in
Class A, Class B or Class C shares which you still own of any of the funds in the Waddell & Reed Advisors Funds or W&R Funds, Inc.; or, you must own
Class A, Class B or Class C shares having a value of at least $10,000. The value for this purpose is the value at the current offering price.

     You can choose to have shares redeemed to receive:

     1. a monthly, quarterly, semiannual or annual payment of $50 or more;

     2. a monthly payment, which will change each month, equal to one-
twelfth of a percentage of the value of the shares in the Account; (you select the percentage); or

     3. a monthly or quarterly payment, which will change each month or quarter, by redeeming a number of shares fixed by you (at least five shares).

     Shares are redeemed on the 20th day of the month in which the payment is to be made, or on the prior business day if the 20th is not a business day. Payments are made within five days of the redemption.

     Retirement plan accounts may be subject to a fee imposed by the Plan
Custodian for use of the Service.

     The dividends and distributions on shares of a class you have made available for the Service are paid in additional shares of that class. All payments under the Service are made by redeeming shares, which may involve a gain or loss for tax purposes. To the extent that payments exceed dividends and distributions, the number of shares you own will decrease.
When all of the shares in an account are redeemed, you will not receive any further payments. Thus, the payments are not an annuity, an income or a return on your investment.

     You may, at any time, change the manner in which you have chosen to have shares redeemed to any of the other choices originally available to you. You may, at any time, redeem part or all of the shares in your account; if you redeem all of the shares, the Service is terminated. The
Fund can also terminate the Service by notifying you in writing.

     After the end of each calendar year, information on shares redeemed will be sent to you to assist you in completing your Federal income tax return.

Redemptions

     The Prospectuses give information as to redemption procedures.
Redemption payments are made within seven (7) days from receipt of request in good order, unless delayed because of emergency conditions determined by the SEC, when the NYSE is closed other than for weekends or holidays, or when trading on the NYSE is restricted. Payment is made in cash, although under extraordinary conditions redemptions may be made in portfolio securities. Payment for redemptions of shares of the Funds may be made in portfolio securities when the Board of Directors determines that conditions exist making cash payments undesirable. Redemptions made in securities will be made only in readily marketable securities. Securities used for payment of redemptions are valued at the value used in figuring NAV. There would be brokerage costs to the redeeming shareholder in selling such securities.
Each Fund, however, has elected to be governed by Rule 18f-1 under the 1940
Act, pursuant to which it is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of its NAV during any 90-day period for any one shareholder.

Reinvestment Privilege

     The Funds offer a one-time reinvestment privilege that allows you to reinvest without charge all or part of any amount of Class A shares you redeem from the Fund by sending to the Fund the amount you wish to reinvest. The amount you return will be reinvested in Class A shares at the
NAV next calculated after the Fund receives the returned amount. Your written request to reinvest and the amount to be reinvested must be received within forty-five (45) days after your redemption request was received, and the Fund must be offering Class A shares at the time your reinvestment request is received. You can do this only once as to Class A shares of a Fund. You do not lose this privilege by redeeming shares to invest the proceeds at NAV in a Keogh plan or an IRA.

     There is also a reinvestment privilege for Class B and Class C shares and, where applicable, certain Class A shares under which you may reinvest in the Fund all or part of any amount of the shares you redeemed and have the corresponding amount of the CDSC, if any, which you paid restored to your account by adding the amount of that charge to the amount you are reinvesting in shares of the same class. If Fund shares of that class are then being offered, you can put all or part of your redemption payment back into such shares at the NAV next calculated after you have returned the amount. Your written request to do this must be received within forty-five
(45) days after your redemption request was received. You can do this only once as to Class B and Class C shares of the Fund. For purposes of determining future CDSC, the reinvestment will be treated as a new investment. You do not lose this privilege by redeeming shares to invest the proceeds at NAV in a Keogh plan or an IRA.

Mandatory Redemption of Certain Small Accounts

     Each of the Funds has the right to require the redemption of shares held under any account or any plan if the aggregate NAV of such shares
(taken at cost or value as the Board of Directors may determine) is less than $500 or, for W&R Money Market Fund, less than $250. The Board has no intent to require redemptions in the foreseeable future. If it should elect to require redemptions, shareholders who are affected will receive prior written notice and will be permitted 60 days to bring their accounts up to the minimum before this redemption is processed. W&R Money Market Fund may charge a fee of $1.75 per month on all accounts with a NAV of less than
$250, except for retirement plan accounts.

                          DIRECTORS AND OFFICERS

     The Board of Directors (the Board) oversees the operations of the
Fund, and is responsible for the overall management and supervision of its affairs in accordance with the laws of the State of Maryland. The Board similarly oversees the operations of each of the other funds in the Fund
Complex. The Fund Complex is comprised of the funds in the Waddell & Reed
Advisors Funds, W&R Funds, Inc., W&R Target Funds, Inc. and Waddell & Reed
InvestEd Portfolios, Inc., which currently number 47 funds. The Board appoints officers and delegates to them the management of the day-to-day operations of each of the funds in the Fund Complex, based on policies reviewed and approved by the Board.

     Following is a list of the Board of the Fund. All of the Directors oversee all 47 funds in the Fund Complex. Directors serve until resignation, retirement, death or removal.

DISINTERESTED DIRECTORS

     The following table provides information regarding each Director who is not an "interested person" as defined in the 1940 Act.

---------------------------------  ------------------  ---------------
---------------------------------  ------------------  ---------------
                                   POSITION(S)
                                   HELD WITH THE       TERM OF OFFICE:
NAME, ADDRESS AND AGE              COMPANY             DIRECTOR SINCE
---------------------------------  ------------------  ---------------
James M. Concannon                 Director            1997
Washburn Law School
1700 College
Topeka, KS 66621
Year of Birth:  1947
--------------------------------- ------------------  ----------------

----------------------------------------- ---------------------------
PRINCIPAL OCCUPATION(S)                   OTHER DIRECTORSHIPS
DURING PAST 5 YEARS                       HELD BY DIRECTOR
----------------------------------------- ---------------------------
Professor of Law, Washburn Law School;    Am Vestors CBO II, Inc.
Formerly, Dean, Washburn Law School       (bond investment company)
----------------------------------------- ---------------------------
----------------------------------------- ---------------------------

---------------------------------  ------------------  ---------------
---------------------------------  ------------------  ---------------
                                   POSITION(S)
                                   HELD WITH THE       TERM OF OFFICE:
NAME, ADDRESS AND AGE              COMPANY             DIRECTOR SINCE
---------------------------------  ------------------  ---------------
John A. Dillingham                 Director            1997
6300 Lamar Avenue
Overland Park, KS 66202
Year of Birth:  1939
--------------------------------- ------------------  ----------------

----------------------------------------- ---------------------------
PRINCIPAL OCCUPATION(S)                   OTHER DIRECTORSHIPS
DURING PAST 5 YEARS                       HELD BY DIRECTOR
----------------------------------------- ---------------------------
President and Director, JoDill Corp.      None
and Dillingham Enterprises, Inc., both
farming enterprises; formerly,
Instructor at Central Missouri State
University; formerly, Consultant and
Director, McDougal Construction Company
----------------------------------------- ---------------------------
----------------------------------------- ---------------------------

---------------------------------  ------------------  ---------------
---------------------------------  ------------------  ---------------
                                   POSITION(S)
                                   HELD WITH THE       TERM OF OFFICE:
NAME, ADDRESS AND AGE              COMPANY             DIRECTOR SINCE
---------------------------------  ------------------  ---------------
David P. Gardner                   Director            1998
2441 Iron Canyon Drive
Park City, UT 84060
Year of Birth:  1933
---------------------------------  ------------------  ---------------

----------------------------------------- ---------------------------
PRINCIPAL OCCUPATION(S)                   OTHER DIRECTORSHIPS
DURING PAST 5 YEARS                       HELD BY DIRECTOR
----------------------------------------- ---------------------------
Formerly, president, William and          None
Flora Hewlett Foundation
----------------------------------------- ---------------------------
----------------------------------------- ---------------------------

---------------------------------  ------------------  ---------------
---------------------------------  ------------------  ---------------
                                   POSITION(S)
                                   HELD WITH THE       TERM OF OFFICE:
NAME, ADDRESS AND AGE              COMPANY             DIRECTOR SINCE
---------------------------------  ------------------  ---------------
Linda K. Graves                    Director            1995
6300 Lamar Avenue
Overland Park, KS 66202
Year of Birth:  1953
---------------------------------  ------------------  ---------------

----------------------------------------- ---------------------------
PRINCIPAL OCCUPATION(S)                   OTHER DIRECTORSHIPS
DURING PAST 5 YEARS                       HELD BY DIRECTOR
----------------------------------------- ---------------------------
First Lady of Kansas                      American Guaranty Life
                                          Insurance Company
----------------------------------------- ---------------------------
----------------------------------------- ---------------------------

---------------------------------  ------------------  ---------------
---------------------------------  ------------------  ---------------
                                   POSITION(S)
                                   HELD WITH THE       TERM OF OFFICE:
NAME, ADDRESS AND AGE              COMPANY             DIRECTOR SINCE
---------------------------------  ------------------  ---------------
Joseph Harroz, Jr.                 Director            1998
6300 Lamar Avenue
Overland Park, KS 66202
Year of Birth:  1967
---------------------------------  ------------------  ---------------

----------------------------------------- ---------------------------
PRINCIPAL OCCUPATION(S)                   OTHER DIRECTORSHIPS
DURING PAST 5 YEARS                       HELD BY DIRECTOR
----------------------------------------- ---------------------------
Vice President and General Counsel,       None
Board of Regents, University of
Oklahoma; Adjunct Professor,
University of Oklahoma Law School;
Managing Member, Harroz Investments,
LLC, commercial enterprise investments
----------------------------------------- ---------------------------
----------------------------------------- ---------------------------

---------------------------------  ------------------  ---------------
---------------------------------  ------------------  ---------------
                                   POSITION(S)
                                   HELD WITH THE       TERM OF OFFICE:
NAME, ADDRESS AND AGE              COMPANY             DIRECTOR SINCE
---------------------------------  ------------------  ---------------
John F. Hayes                      Director            1988
6300 Lamar Avenue
Overland Park, KS 66202
Year of Birth:  1919
---------------------------------  ------------------  ---------------

----------------------------------------- ---------------------------
PRINCIPAL OCCUPATION(S)                   OTHER DIRECTORSHIPS
DURING PAST 5 YEARS                       HELD BY DIRECTOR
----------------------------------------- ---------------------------
Chairman, Gilliland & Hayes, P.A.,        Central Bank & Trust;
a law firm                                Central Financial
                                          Corporation
----------------------------------------- ---------------------------
----------------------------------------- ---------------------------

---------------------------------  ------------------  ---------------
---------------------------------  ------------------  ---------------
                                   POSITION(S)
                                   HELD WITH THE       TERM OF OFFICE:
NAME, ADDRESS AND AGE              COMPANY             DIRECTOR SINCE
---------------------------------  ------------------  ---------------
Glendon E. Johnson                 Director            1971
13635 Deering Bay Drive
Unit 284
Miami, FL 33158
Year of Birth:  1924
---------------------------------  ------------------  ---------------

----------------------------------------- ---------------------------
PRINCIPAL OCCUPATION(S)                   OTHER DIRECTORSHIPS
DURING PAST 5 YEARS                       HELD BY DIRECTOR
----------------------------------------- ---------------------------
Retired; formerly, Chief Executive        Chairman, Bank Assurance
Officer and Director, John Alden          Partners (marketing)
Financial Corporation
----------------------------------------- ---------------------------
----------------------------------------- ---------------------------

---------------------------------  ------------------  ---------------
---------------------------------  ------------------  ---------------
                                   POSITION(S)
                                   HELD WITH THE       TERM OF OFFICE:
NAME, ADDRESS AND AGE              COMPANY             DIRECTOR SINCE
---------------------------------  ------------------  ---------------
Eleanor B. Schwartz                Director            1995
1213 West 95th Court
Chartwell #4
Kansas City, MO 64114
Year of Birth:  1937
---------------------------------  ------------------  ---------------

----------------------------------------- ---------------------------
PRINCIPAL OCCUPATION(S)                   OTHER DIRECTORSHIPS
DURING PAST 5 YEARS                       HELD BY DIRECTOR
----------------------------------------- ---------------------------
Professor, and formerly, Chancellor,      None
University of Missouri at Kansas City
----------------------------------------- ---------------------------
----------------------------------------- ---------------------------

---------------------------------  ------------------  ---------------
---------------------------------  ------------------  ---------------
                                   POSITION(S)
                                   HELD WITH THE       TERM OF OFFICE:
NAME, ADDRESS AND AGE              COMPANY             DIRECTOR SINCE
---------------------------------  ------------------  ---------------
Frederick Vogel III                Director            1971
6300 Lamar Avenue
Overland Park, KS 66202
Year of Birth:  1935
---------------------------------  ------------------  ---------------

----------------------------------------- ---------------------------
PRINCIPAL OCCUPATION(S)                   OTHER DIRECTORSHIPS
DURING PAST 5 YEARS                       HELD BY DIRECTOR
----------------------------------------- ---------------------------
Retired                                   None

----------------------------------------- ---------------------------
----------------------------------------- ---------------------------

INTERESTED DIRECTORS

     Three of the four interested directors are "interested" by virtue of their current or former engagement as officers of Waddell & Reed Financial,
Inc. (WDR) or its wholly-owned subsidiaries, including the funds'
investment advisor, Waddell & Reed Investment Management Company (WRIMCO),
the funds' principal underwriter, Waddell & Reed, Inc. (W&R), and the funds' transfer agent, Waddell & Reed Services Company (WRSCO), as well as by virtue of their personal ownership in shares of WDR. The fourth interested director, Mr. Ross, is a shareholder in a law firm that has represented W&R within the past two years.

-------------------------------- ------------------    ---------------
-------------------------------- ------------------    ---------------
                                POSITION(S)            TERM OF OFFICE:
                                HELD WITH THE          DIRECTOR AND/OR
NAME, ADDRESS AND AGE           COMPANY                OFFICER SINCE
-------------------------------- ------------------    ---------------
Keith A. Tucker                 Chairman of the Board  1998
6300 Lamar Avenue               Director               1993
Overland Park, KS 66202
Year of Birth:  1945
-------------------------------- ------------------    ---------------

----------------------------------------- ---------------------------
PRINCIPAL OCCUPATION(S)                   OTHER DIRECTORSHIPS
DURING PAST 5 YEARS                       HELD BY DIRECTOR
----------------------------------------- ---------------------------
Chairman of the Board, Chief Executive     None
Officer and Director of WDR; formerly,
Principal Financial Officer of WDR;
Chairman of the Board and Director of
W&R, WRIMCO and WRSCO; formerly,
Vice Chairman of the Board of Directors
of Torchmark Corporation; formerly,
Chairman of the Board of Directors of
Torchmark Distributors, Inc.
----------------------------------------- ---------------------------
----------------------------------------- ---------------------------

------------------------------- ------------------     ---------------
------------------------------- ------------------     ---------------
                                POSITION(S)            TERM OF OFFICE:
                                HELD WITH THE          DIRECTOR AND/OR
NAME, ADDRESS AND AGE           COMPANY                OFFICER SINCE
------------------------------- ------------------     ---------------
Henry J. Herrmann                  President           2001
6300 Lamar Avenue                  Director            1998
Overland Park, KS 66202
Year of Birth:  1942
------------------------------- ------------------    ---------------

----------------------------------------- ---------------------------
PRINCIPAL OCCUPATION(S)                   OTHER DIRECTORSHIPS
DURING PAST 5 YEARS                       HELD BY DIRECTOR
----------------------------------------- ---------------------------
President, Chief Investment Officer       None
and Director of WDR; formerly, Treasurer
of WDR; Director of W&R; President, Chief
Executive Officer, Chief Investment
Officer and Director of WRIMCO
----------------------------------------- ---------------------------
----------------------------------------- ---------------------------

---------------------------------  ------------------  ---------------
---------------------------------  ------------------  ---------------
                                   POSITION(S)
                                   HELD WITH THE       TERM OF OFFICE:
NAME, ADDRESS AND AGE              COMPANY             DIRECTOR SINCE
---------------------------------  ------------------  ---------------
Robert L. Hechler                  Director            1998
6300 Lamar Avenue
Overland Park, KS 66202
Year of Birth:  1936
---------------------------------  ------------------  ---------------

----------------------------------------- ---------------------------
PRINCIPAL OCCUPATION(S)                   OTHER DIRECTORSHIPS
DURING PAST 5 YEARS                       HELD BY DIRECTOR
----------------------------------------- ---------------------------
Consultant and Director of WDR;           None
Consultant of W&R; formerly, Executive
Vice President and Chief Operating
Officer of WDR; formerly, President,
Chief Executive Officer, Principal
Financial Officer, Treasurer and
Director of W&R; formerly, Executive
Vice President, Principal Financial
Officer, Treasurer and Director of WRIMCO;
formerly, President, Treasurer and
Director of WRSCO
----------------------------------------- ---------------------------
----------------------------------------- ---------------------------

---------------------------------  ------------------  ---------------
---------------------------------  ------------------  ---------------
                                   POSITION(S)
                                   HELD WITH THE       TERM OF OFFICE:
NAME, ADDRESS AND AGE              COMPANY             DIRECTOR SINCE
---------------------------------  ------------------  ---------------
Frank J. Ross, Jr.                 Director            1996
Polsinelli, Shalton & Welte
700 West 47th Street, Suite 1000
Kansas City, MO 64112
Year of Birth:  1953
---------------------------------  ------------------  ---------------

----------------------------------------- ---------------------------
PRINCIPAL OCCUPATION(S)                   OTHER DIRECTORSHIPS
DURING PAST 5 YEARS                       HELD BY DIRECTOR
----------------------------------------- ---------------------------
Shareholder/Director, Polsinelli,         Columbian Bank & Trust
Shalton & Welte, P.C., a law firm
----------------------------------------- ---------------------------
----------------------------------------  ---------------------------

OFFICERS

     The Board has appointed officers who are responsible for the day-to-
day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Herrmann, who is
President, the Fund's officers are:

---------------------------------  ------------------  ---------------
---------------------------------  ------------------  ---------------
                                   POSITION(S)

                                   HELD WITH THE       TERM OF OFFICE:
NAME, ADDRESS AND AGE              COMPANY             OFFICER SINCE
---------------------------------  ------------------   ---------------
Theodore W. Howard                 Vice President        1987
6300 Lamar Avenue                  Treasurer             1976
Overland Park, KS 66202            Principal
Year of Birth:  1942               Accounting Officer    1976
                                   Principal
                                   Financial Officer     2002
---------------------------------  ------------------   ---------------

-----------------------------------------   ---------------------------
PRINCIPAL OCCUPATION(S)                      DIRECTORSHIPS
DURING PAST 5 YEARS                          HELD BY OFFICER
-----------------------------------------   ---------------------------
Senior Vice President of WRSCO; Vice         None
President, Treasurer, Principal Accounting
Officer and Principal Financial Officer of
each of the funds in the Fund Complex;
formerly, Vice President of WRSCO
-----------------------------------------   ---------------------------
-----------------------------------------   ---------------------------

---------------------------------  ------------------  ---------------
---------------------------------  ------------------  ---------------
                                   POSITION(S)
                                   HELD WITH THE       TERM OF OFFICE:
NAME, ADDRESS AND AGE              COMPANY             OFFICER SINCE
---------------------------------   ------------------   ---------------
Daniel C. Schulte                  Vice President        2000
6300 Lamar Avenue                  General Counsel       2000
Overland Park, KS 66202            Assistant Secretary   2000
Year of Birth:  1965
---------------------------------  ------------------  ---------------

-----------------------------------------  ---------------------------
PRINCIPAL OCCUPATION(S)                      DIRECTORSHIPS
DURING PAST 5 YEARS                          HELD BY OFFICER
-----------------------------------------  ---------------------------
Vice President, Secretary and General        None
Counsel of WDR; Senior Vice President,
Secretary and General Counsel of W&R,
WRIMCO and WRSCO; Vice President, General
Counsel and Assistant Secretary of each
of the funds in the Fund Complex; formerly,
Assistant Secretary of WDR; formerly, an
attorney with Klenda, Mitchell, Austerman
& Zuercher, L.L.C.
-----------------------------------------  ---------------------------
-----------------------------------------  ---------------------------

---------------------------------  ------------------  ---------------
---------------------------------- ------------------  ---------------
                                   POSITION(S)
                                   HELD WITH THE       TERM OF OFFICE:
NAME, ADDRESS AND AGE              COMPANY             OFFICER SINCE
---------------------------------  ------------------  ---------------
Kristen A. Richards                Vice President        2000
6300 Lamar Avenue                  Secretary             2000
Overland Park, KS 66202            Associate
Year of Birth:  1967               General Counsel       2000
---------------------------------  ------------------   ---------------

-----------------------------------------  ---------------------------
PRINCIPAL OCCUPATION(S)                      DIRECTORSHIPS
DURING PAST 5 YEARS                          HELD BY OFFICER
-----------------------------------------  ---------------------------
Vice President, Associate General Counsel    None
and Chief Compliance Officer of WRIMCO;
Vice President, Secretary and Associate
General Counsel of each of the funds in
the Fund Complex; formerly, Assistant
Secretary of each of the funds in the
Fund Complex; formerly, Compliance
Officer of WRIMCO
-----------------------------------------  ---------------------------
-----------------------------------------  ---------------------------

---------------------------------  ----------------  ---------------
---------------------------------  ----------------  ---------------
                                   POSITION(S)
                                   HELD WITH THE    TERM OF OFFICE:
NAME, ADDRESS AND AGE              COMPANY          OFFICER SINCE
---------------------------------  ----------------  ---------------
Michael L. Avery                   Vice President        1997
6300 Lamar Avenue
Overland Park KS 66202
Year of Birth:  1953
---------------------------------  ----------------  ---------------

-------------------------------------------  -----------------------
PRINCIPAL OCCUPATION(S)                      DIRECTORSHIPS
DURING PAST 5 YEARS                          HELD BY OFFICER
-------------------------------------------  -----------------------
Senior Vice President of, and Director       None
of Research for, WRIMCO; Vice President
and portfolio manager of four funds in
the Fund Complex
-------------------------------------------  -----------------------
-------------------------------------------  -----------------------

---------------------------------  ----------------   ---------------
---------------------------------  ----------------   ---------------
                                   POSITION(S)
                                   HELD WITH THE    TERM OF OFFICE:
NAME, ADDRESS AND AGE              COMPANY          OFFICER SINCE
---------------------------------  ----------------   ---------------
Bryan J. Bailey                    Vice President        2000
6300 Lamar Avenue
Overland Park KS 66202
Year of Birth:  1963
---------------------------------  ----------------   ---------------

-------------------------------------------  -----------------------
PRINCIPAL OCCUPATION(S)                      DIRECTORSHIPS
DURING PAST 5 YEARS                          HELD BY OFFICER
-------------------------------------------  -----------------------
Vice President of WRIMCO; Vice President     None
and portfolio manager of two funds in
the Fund Complex; formerly, assistant
portfolio manager for investment
companies managed by WRIMCO; formerly,
employee of WRIMCO
-------------------------------------------  -----------------------
-------------------------------------------  -----------------------

---------------------------------  ----------------  ---------------
---------------------------------  ----------------  ---------------
                                   POSITION(S)
                                   HELD WITH THE    TERM OF OFFICE:

NAME, ADDRESS AND AGE              COMPANY          OFFICER SINCE
---------------------------------  ----------------  ---------------
Daniel P. Becker                   Vice President        2000
6300 Lamar Avenue
Overland Park KS 66202
Year of Birth:  1964
---------------------------------  ----------------  ---------------

-------------------------------------------  -----------------------
PRINCIPAL OCCUPATION(S)                      DIRECTORSHIPS
DURING PAST 5 YEARS                          HELD BY OFFICER
-------------------------------------------  -----------------------
Senior Vice President of WRIMCO; Vice        None
President and portfolio manager for
two funds in the Fund Complex
-------------------------------------------  -----------------------
-------------------------------------------  -----------------------

---------------------------------  ----------------  ---------------
---------------------------------  ----------------  ---------------
                                   POSITION(S)
                                   HELD WITH THE    TERM OF OFFICE:
NAME, ADDRESS AND AGE              COMPANY          OFFICER SINCE
---------------------------------  ----------------  ---------------
Thomas A. Mengel                   Vice President        1996
6300 Lamar Avenue
Overland Park KS 66202
Year of Birth:  1957
---------------------------------  ----------------  ---------------

-------------------------------------------  -----------------------
PRINCIPAL OCCUPATION(S)                      DIRECTORSHIPS
DURING PAST 5 YEARS                          HELD BY OFFICER
-------------------------------------------  -----------------------
Senior Vice President of WRIMCO; Vice        None
President and portfolio manager of
three funds in the Fund Complex
-------------------------------------------  -----------------------
-------------------------------------------  -----------------------

---------------------------------  ----------------  ---------------
---------------------------------  ----------------  ---------------
                                   POSITION(S)
                                   HELD WITH THE    TERM OF OFFICE:
NAME, ADDRESS AND AGE              COMPANY          OFFICER SINCE
---------------------------------  ----------------  ---------------
Barry M. Ogden                     Vice President        2002
6300 Lamar Avenue
Overland Park KS 66202
Year of Birth:  1969
---------------------------------  ----------------  ---------------

-------------------------------------------  -----------------------
PRINCIPAL OCCUPATION(S)                      DIRECTORSHIPS
DURING PAST 5 YEARS                          HELD BY OFFICER
-------------------------------------------  -----------------------
Vice President of WRIMCO; Vice President     None
and portfolio manager of two funds in the
Fund Complex; assistant portfolio manager
for one fund in the Fund Complex; formerly,
assistant portfolio manager for investment
companies managed by WRIMCO; formerly,
employee of WRIMCO
-------------------------------------------  -----------------------
-------------------------------------------  -----------------------

---------------------------------  ----------------  ---------------
---------------------------------  ----------------  ---------------
                                   POSITION(S)
                                   HELD WITH THE    TERM OF OFFICE:
NAME, ADDRESS AND AGE              COMPANY          OFFICER SINCE
---------------------------------  ----------------  ---------------
Louise D. Rieke                    Vice President        1997
6300 Lamar Avenue
Overland Park KS 66202
Year of Birth:  1949
---------------------------------  ----------------  ---------------

-------------------------------------------  -----------------------
PRINCIPAL OCCUPATION(S)                      DIRECTORSHIPS
DURING PAST 5 YEARS                          HELD BY OFFICER
-------------------------------------------  -----------------------
Senior Vice President of WRIMCO; Vice        None
President and portfolio manager of two
funds in the Fund Complex
-------------------------------------------  -----------------------
-------------------------------------------  -----------------------

---------------------------------  ----------------  ---------------
---------------------------------  ----------------  ---------------
                                   POSITION(S)
                                   HELD WITH THE    TERM OF OFFICE:
NAME, ADDRESS AND AGE              COMPANY          OFFICER SINCE
---------------------------------  ----------------  ---------------
Grant P. Sarris                    Vice President        1998
6300 Lamar Avenue
Overland Park KS 66202
Year of Birth:  1966
---------------------------------  ----------------  ---------------

-------------------------------------------  -----------------------
PRINCIPAL OCCUPATION(S)                      DIRECTORSHIPS
DURING PAST 5 YEARS                          HELD BY OFFICER
-------------------------------------------  -----------------------
Senior Vice President of WRIMCO; Vice        None
President and portfolio manager of three
funds in the Fund Complex; formerly,
assistant portfolio manager for WRIMCO
-------------------------------------------  -----------------------
-------------------------------------------  -----------------------

---------------------------------  ----------------  ---------------
---------------------------------  ----------------  ---------------
                                   POSITION(S)
                                   HELD WITH THE    TERM OF OFFICE:
NAME, ADDRESS AND AGE              COMPANY          OFFICER SINCE
---------------------------------  ----------------  ---------------
Kimberly Scott                     Vice President        2001
6300 Lamar Avenue
Overland Park KS 66202
Year of Birth:  1960
---------------------------------  ----------------  ---------------

-------------------------------------------  -----------------------
PRINCIPAL OCCUPATION(S)                      DIRECTORSHIPS
DURING PAST 5 YEARS                          HELD BY OFFICER
-------------------------------------------  -----------------------
Vice President of WRIMCO; Vice President     None
and portfolio manager of two funds in the
Fund Complex; formerly, investment analyst

for WRIMCO; formerly, equity analyst for
Bartlett & Company
-------------------------------------------  -----------------------
-------------------------------------------  -----------------------

---------------------------------  ----------------  ---------------
---------------------------------  ----------------  ---------------
                                   POSITION(S)
                                   HELD WITH THE    TERM OF OFFICE:
NAME, ADDRESS AND AGE              COMPANY          OFFICER SINCE
---------------------------------  ----------------  ---------------
Zachary H. Shafran                 Vice President        2001
6300 Lamar Avenue
Overland Park KS 66202
Year of Birth:  1965
---------------------------------  ----------------  ---------------

-------------------------------------------  -----------------------
PRINCIPAL OCCUPATION(S)                      DIRECTORSHIPS
DURING PAST 5 YEARS                          HELD BY OFFICER
-------------------------------------------  -----------------------
Senior Vice President of WRIMCO; Vice        None
President and portfolio manager of three
funds in the Fund Complex; formerly,
portfolio manager for other investment
companies managed by WRIMCO
-------------------------------------------  -----------------------
-------------------------------------------  -----------------------

---------------------------------  ---------------- ---------------
---------------------------------  ---------------- ---------------
                                   POSITION(S)
                                   HELD WITH THE    TERM OF OFFICE:
NAME, ADDRESS AND AGE              COMPANY          OFFICER SINCE
---------------------------------  ----------------  ---------------
W. Patrick Sterner                 Vice President      1992
6300 Lamar Avenue
Overland Park KS 66202
Year of Birth:  1949
---------------------------------  ----------------  ---------------

-------------------------------------------  -----------------------
PRINCIPAL OCCUPATION(S)                      DIRECTORSHIPS
DURING PAST 5 YEARS                          HELD BY OFFICER
-------------------------------------------  -----------------------
Senior Vice President of WRIMCO; Vice        None
President and portfolio manager of three
funds in the Fund Complex
-------------------------------------------  -----------------------
-------------------------------------------  -----------------------

---------------------------------  ---------------- ---------------
---------------------------------  ---------------- ---------------
                                   POSITION(S)
                                   HELD WITH THE    TERM OF OFFICE:
NAME, ADDRESS AND AGE              COMPANY          OFFICER SINCE
---------------------------------  ---------------- ---------------
Mira Stevovich                     Vice President        2000
6300 Lamar Avenue                  Asst. Treasurer       2000
Overland Park KS 66202
Year of Birth:  1953
--------------------------------- ---------------- ---------------

------------------------------------------- -----------------------
PRINCIPAL OCCUPATION(S)                      DIRECTORSHIPS
DURING PAST 5 YEARS                          HELD BY OFFICER
------------------------------------------- -----------------------
Vice President of WRIMCO; Vice President,    None
Assistant Treasurer and portfolio manager
of four funds in the Fund Complex; formerly,
Assistant Portfolio Manager for funds
managed by WRIMCO
-------------------------------------------  -----------------------
-------------------------------------------  -----------------------

---------------------------------  ---------------- ---------------
---------------------------------  ---------------- ---------------
                                   POSITION(S)
                                   HELD WITH THE    TERM OF OFFICE:
NAME, ADDRESS AND AGE              COMPANY          OFFICER SINCE
---------------------------------  ----------------  ---------------
Daniel J. Vrabac                   Vice President        1997
6300 Lamar Avenue
Overland Park KS 66202
Year of Birth:  1954
---------------------------------  ---------------- ---------------

-------------------------------------------  -----------------------
PRINCIPAL OCCUPATION(S)                      DIRECTORSHIPS
DURING PAST 5 YEARS                          HELD BY OFFICER
-------------------------------------------  -----------------------
Senior Vice President and Head of Fixed      None
Income for WRIMCO; Vice President and
portfolio manager of five funds in the
Fund Complex
-------------------------------------------  -----------------------
-------------------------------------------  -----------------------

---------------------------------  ---------------- ---------------
---------------------------------  ---------------- ---------------
                                   POSITION(S)
                                   HELD WITH THE    TERM OF OFFICE:
NAME, ADDRESS AND AGE              COMPANY          OFFICER SINCE
---------------------------------  ---------------- ---------------
James D. Wineland                  Vice President        1997
6300 Lamar Avenue
Overland Park KS 66202
Year of Birth:  1951
---------------------------------  ---------------- ---------------

-------------------------------------------  -----------------------
PRINCIPAL OCCUPATION(S)                      DIRECTORSHIPS
DURING PAST 5 YEARS                          HELD BY OFFICER
-------------------------------------------  -----------------------
Senior Vice President of WRIMCO; Vice        None
President and portfolio manager of three
funds in the Fund Complex
-------------------------------------------  -----------------------
-------------------------------------------  -----------------------

COMMITTEES OF THE BOARD OF DIRECTORS

     The Board has established the following committees:  Audit Committee,
Executive Committee, Nominating Committee, Valuation Committee and
Investment Review Committee. The respective duties and current memberships are:

AUDIT COMMITTEE:  The Audit Committee meets with the Fund's independent auditors, internal auditors and corporate officers to discuss the scope and results of the annual audit of the Fund, to review financial statements,

reports, compliance matters, and to discuss such other matters as the
Committee deems appropriate or desirable. The Committee acts as a liaison between the Fund's independent auditors and the full Board of Directors.
David P. Gardner, James M. Concannon, Linda K. Graves and Robert L. Hechler
are the members of the Audit Committee. During the calendar year ended
December 31, 2001, the Audit Committee met four times.

EXECUTIVE COMMITTEE:  When the Board is not in session, the Executive
Committee has and may exercise any or all of the powers of the Board in the management of the business and affairs of the Fund except the power to increase or decrease the size of, or fill vacancies on the Board, and except as otherwise provided by law. Keith A. Tucker, Glendon E. Johnson and John A. Dillingham are the members of the Executive Committee. During the calendar year ended December 31, 2001, the Executive Committee did not meet.

NOMINATING COMMITTEE:  The Nominating Committee evaluates, selects and recommends to the Board candidates for disinterested directors. Glendon E.
Johnson, Eleanor B. Schwartz and Frederick Vogel III are the members of the
Nominating Committee. During the calendar year ended December 31, 2001, the
Nominating Committee did not meet.

VALUATION COMMITTEE:  The Valuation Committee reviews and considers valuation recommendations by management for securities for which market quotations are not available, and values such securities and other assets at fair value as determined in good faith under procedures established by the Board. Keith A. Tucker and Henry J. Herrmann are the members of the
Valuation Committee.

INVESTMENT REVIEW COMMITTEE:  The Investment Review Committee considers such matters relating to the investment management of the funds in the Fund
Complex as the Committee may, from time to time, determine warrant review, such as investment management policies and strategies, investment performance, risk management techniques and securities trading practices, and may make recommendations as to these matters to the Board. Frederick
Vogel III, Joseph Harroz, Jr. and David P. Gardner are the members of the
Investment Review Committee. The Investment Review Committee was formed in
February 2002; therefore, during the calendar year ended December 31, 2001, the Committee did not meet.

OWNERSHIP OF FUND SHARES AS OF JANUARY 2, 2002

     The following table provides information regarding shares of the W&R
Funds owned by each Director, as well as the aggregate dollar range of shares owned, by each Director, within the Fund Complex.

DISINTERESTED DIRECTORS

                           DOLLAR RANGE          AGGREGATE DOLLAR RANGE
                           OF FUND OR            OF SHARES OWNED IN ALL
                           PORTFOLIO             FUNDS WITHIN THE
DIRECTOR                   SHARES OWNED          FUND COMPLEX
--------                   --------------      -----------------------
James M. Concannon         $1 to $10,000               over $100,000
John A. Dillingham         $50,001 to $100,000         over $100,000
David P. Gardner           $10,001 to $50,000     $10,001 to $50,000
Linda K. Graves            none                        over $100,000
Joseph Harroz, Jr.         none                        over $100,000
John F. Hayes              none                        over $100,000
Glendon E. Johnson         none                        over $100,000
Eleanor B. Schwartz        none                        $1 to $10,000
Frederick Vogel III        $1 to $10,000               over $100,000

INTERESTED DIRECTORS

                           DOLLAR RANGE       AGGREGATE DOLLAR RANGE
                           OF FUND OR         OF SHARES OWNED IN ALL
                           PORTFOLIO          FUNDS WITHIN THE
DIRECTOR                   SHARES OWNED       FUND COMPLEX
--------                   --------------     -----------------------
Robert L. Hechler          none               over $100,000
Henry J. Herrmann          none               over $100,000
Frank J. Ross, Jr.         none               over $100,000
Keith A. Tucker            none               over $100,000

     The Board has created an honorary position of Director Emeritus, whereby an incumbent Director who has attained the age of 70 may, or if elected on or after May 31, 1993 and has attained the age of 75 must, resign his or her position as Director and, unless he or she elects otherwise, will serve as Director Emeritus provided the Director has served as a Director of W&R Funds for at least five years which need not have been consecutive. A Director Emeritus receives fees in recognition of his or her past services whether or not services are rendered in his or her capacity as Director Emeritus, but he or she has no authority or responsibility with respect to the management of the Funds. Messrs. Henry L. Bellmon, Jay B.
Dillingham, William T. Morgan, Doyle Patterson, Ronald K. Richey and Paul
S. Wise retired as Directors of W&R Funds and of each of the funds in the
Fund Complex, and each serves as Director Emeritus.

     The funds in the Fund Complex pay to each Director (other than
Directors who are affiliates of Waddell & Reed) effective January 1, 2002, an annual base fee of $65,500 (of which at least $7,500 is deferred), plus
$4,250 for each meeting of the Board attended, plus reimbursement of expenses for attending such meeting and $500 for each committee meeting attended which is not in conjunction with a Board meeting. Prior to January
1, 2002, the funds in the Fund Complex paid to each such Director an annual base fee of $52,000 plus $3,250 for each meeting of the Board attended. The fees to the Directors are divided among the funds in the Fund Complex based on each fund's relative size. During the fiscal year ended March 31, 2002, the Directors received the following fees for service as a director:

                            COMPENSATION TABLE

                                          Total
                         Aggregate     Compensation
                        Compensation    From Fund
                            From         and Fund
Director                    Fund        Complex[1]
--------                 ------------    ------------
Henry J. Herrmann         $    0        $     0
Keith A. Tucker                0              0
James M. Concannon         3,738         74,000
John A. Dillingham         3,738         74,000
David P. Gardner           3,738         74,000
Linda K. Graves            3,738         74,000
Joseph Harroz, Jr.         3,738         74,000
John F. Hayes              3,579         70,750
Robert L. Hechler          1,118         22,000
Glendon E. Johnson         3,738         74,000
William T. Morgan[2]       3,738         74,000
Frank J. Ross, Jr.         3,738         74,000
Eleanor B. Schwartz        3,738         74,000
Frederick Vogel III        3,738         74,000

[1]No pension or retirement benefits have been accrued as a part of Fund expenses.
[2]Mr. Morgan resigned from the Board of Directors for the Waddell & Reed
Advisors Funds, W&R Funds, W&R Target Funds, Inc. and Waddell & Reed
InvestEd Portfolios, Inc. effective June 1, 2002.

     The officers are paid by WRIMCO or its affiliates.

Shareholdings

     As of June 30, 2002, all of the Directors and officers of W&R Funds, as a group, owned less than 1% of the outstanding shares of W&R Funds. The following table sets forth information with respect to the Funds, as of
June 30, 2002, regarding the ownership of Fund shares.

                                        Shares owned
Name and Address                        Beneficially
of Beneficial Owner        Class        or of Record     Percent
-------------------        -----        ------------     -------
Frank H Armstrong (TOD)  Tax-Managed Equity Fund
610 Harry S Truman Dr      Class B           5,816        10.97%
Upper Marlboro MD  20774-2062

William Thomas Ashby &   Municipal Bond Fund
Nelle M Ashby Co-ttees     Class B           2,596         7.02%
The William Thomas Ashby Sr
Revoc Living Trust
105 Stratford
Summerville SC  29485-8636

Marie D Burns Ttee       Tax-Managed Equity Fund
U/A dtd 03-30-1989         Class B           3,106         5.86%
Fred & Marie Dube Trust
FBO Fred Dube
2070 World Parkway Blvd Apt 36
Clearwater FL  33763-3646

Charles Schwab & Co Inc  Core Equity Fund
Special Custody A/C        Class Y         141,676        38.94%
  for the Benefit of
  Customers              Small Cap Growth Fund
ATTN:  Mutual Funds        Class Y         313,214         9.47%
101 Montgomery St
San Francisco CA         International Growth Fund
  94104-4122               Class Y          17,126         1.64%

                         Science and Technology Fund
                           Class Y          34,342        20.09%

                         Large Cap Growth Fund
                           Class Y          52,382        59.79%

                         Mid Cap Growth Fund
                           Class Y          41,302        85.49%

Carolyn Cioffi (TOD)     Municipal Bond Fund
1 Rollwood Dr              Class B           1,874         5.07%
Guilford CT  06437-2845

Connecticut Gen          Small Cap Growth Fund
  Life Insurance Co        Class Y         174,621         5.28%
280 Trumbull St
Hartford CT  06103-3509

Marjorie M Cosel Trustee Municipal Bond Fund
U/A Dtd Mar 11 1987        Class A          27,411        12.53%
Marjorie M Cosel Rev Trust
1675 Comstock Ave
Los Angeles CA  90024-5300

                                        Shares owned
Name and Address                        Beneficially
of Beneficial Owner        Class        or of Record     Percent
-------------------        -----        ------------     -------
Cummings Prop Mangment   High Income Fund
  Inc Ttee                  Class B          19,775        15.82%
U/A dtd 04-15-1997
FBO Joseph M Sterner
200 W Cummings Park
Woburn MA  01801-6504

Steven G Dangberg &      Municipal Bond Fund
Sharon M Dangberg Jtn Ros   Class B           1,959         5.30%
835 Daniel Drive
Reno NV  89509-2314

Pauline W Dickson (TOD)  Limited-Term Bond Fund
5600 Pioneers Blvd  Apt 216 Class B          14,881         6.07%
Lincoln NE  68506-5175

Fiduciary Trust Co       Asset Strategy Fund
  NH Cust                   Class B          17,436         7.04%
IRA
FBO Dolores W Dillon
4 Highfield Ln
Wayne PA  19087-2760

Donaldson Lufkin         Limited-Term Bond Fund
  Jenrette                  Class A         103,294         8.33%
Securities Corp Inc
P. O. Box 2052           International Growth Fund
Jersey City NJ              Class A          87,799        11.50%
  07303-2052

Robert Egbert &          Municipal Bond Fund
Joan Egbert &               Class A          73,696        33.68%
Co-Ttees U/A Dtd August 21 1991
2902 Sailor Ave
Ventura CA  93001-4156

Fiduciary Trust Co       High Income Fund
  NH Cust                   Class B           6,948         5.56%
IRA Rollover
FBO Paul S Fantaski
585 Route 366
Apollo PA  15613-9234

Vincent A Feraudo &      Municipal Bond Fund
Cynthia L Savage Jtn Ros   Class B             544         1.47%
4515 Woodlawn Ave N
Seattle WA  98103-6742   Tax-Managed Equity Fund
                           Class B           3,111         5.87%

                                       Shares owned
Name and Address                       Beneficially
of Beneficial Owner        Class       or of Record     Percent
-------------------        -----        ------------     -------
Joan G Ford Tr           High Income Fund
U/A Dtd 08-29-1990         Class A          30,755         9.28%
Joan G Ford 1990 Revocable Trust
40 Sunrise Ave
Mill Valley CA  94941-3339

Ronald A & Thomas A      Asset Strategy Fund
  Hawthorne Tr             Class A          49,885        12.31%
Central City Scale Inc
Qualified 401(k) Plan
FBO Ronald A Hawthorne
P O Box 197
Central City NE  68826-0197

Richard L Henderson &    Tax-Managed Equity Fund
Bess A Henderson           Class B           2,753         5.20%
  Jtn Ros (TOD)
721 Bristol Ct
Liberty MO  64068-2900

Joseph D Horvath         Asset Strategy Fund
310 Prince St              Class B          13,022         5.26%
Bordentown NJ  08505-1717

Fiduciary Trust Co       Money Market Fund
  NH Cust                  Class B          51,975         9.20%
IRA
FBO Jerome A Infantino Sr
321 Wood Rd
Rochester NY  14626-3238

David Johnson Tr         Core Equity Fund
Church TSA Archdiocese     Class Y         209,817        57.66%
  of OK
FBO Unallocated Assets   Small Cap Growth Fund
Church Sponsored           Class Y         168,825         5.10%
  403(B) Plan
P O Box 32180            Limited-Term Bond Fund
Oklahoma City OK           Class Y          44,064        47.68%
  73123-0380
                         International Growth Fund
                           Class Y          82,710         7.93%

                         Asset Strategy Fund
                           Class Y          52,689        91.51%

Dennis Kidwell &         Tax-Managed Equity Fund
  Bennie Kidwell Jtn Ros
                           Class C          10,226         7.68%
401 S Fann St
Anaheim CA  92804-2619

                                       Shares owned
Name and Address                       Beneficially
of Beneficial Owner        Class       or of Record     Percent
-------------------        -----        ------------     -------
Fiduciary Trust Co       Limited-Term Bond Fund
  NH Cust                  Class B          13,207         5.38%
IRA Rollover
FBO Judy Knudsen
2260 Cherry St
Lunden WA  98264-9031

Fiduciary Trust Co       Money Market Fund
  NH Cust                  Class B         221,086        39.14%
IRA Rollover
FBO Allan T Lane
P O Box 265
Ennis MT  59729-0265

Lyle N Larkin &          Municipal Bond Fund
  Maryann Larkin           Class A          16,084         7.35%
Co-Ttees UA Dtd 09-02-1998
Larkin Family Trust
261 N Thora St
Orange CA  92869-3140

Carol N Lemieux &        Tax-Managed Equity Fund
Gerard R Lemieux Ten Com   Class A          45,872         6.59%
4845 Spurgin Rd
Missoula MT  59804-4552

Fiduciary Trust Co       High Income Fund
  NH Cust                  Class B           6,640         5.31%
IRA Rollover
FBO Paula V Martin
3440 SW Macvicar Ave
Topeka KS  66611-1840

Millennium Trust         Small Cap Growth Fund
  Company, LLC             Class Y         301,937         9.13%
Cust Funds 975C
15255 S 94th Ave Ste 300
Orland Park IL  60462-3897

Richard V Morgera MD Tr  Money Market Fund
Family Medicenter Inc      Class B          28,653         5.07%
Profit Sharing Plan
FBO Unallocated Assets
203 Prospect Ave
Middletown RI  02842-5605

Otha B Nance &           Municipal Bond Fund
V Zoann Nance Jtn Ros      Class B          17,145        46.38%
1529 South Kemensky Ave
Chicago IL  60623-1949

                                        Shares owned
Name and Address                        Beneficially
of Beneficial Owner        Class        or of Record     Percent
-------------------        -----        ------------     -------
National Financial       Core Equity Fund
  Services Corp            Class Y           1,956         0.54%
FBO Various Customers
ATTN:  Mutual Funds Dept Small Cap Growth Fund
  5th Floor                Class Y       1,338,993        40.49%
200 Liberty St
One World Financial      International Growth Fund
  Center                   Class Y         122,195        11.71%
New York NY  10281-1003
                         Science and Technology Fund
                           Class Y          59,328        34.70%

National Investor        High Income Fund
  Services Corp            Class Y             244         6.35%
for the Exclusive Benefit
of our Customers
55 Water St Fl 32
New York NY  10041-0028

Nationwide Trust         Core Equity Fund
  Company FSB              Class A          83,566         8.06%
C/O IPO Portfolio Accounting
P O Box 182029           Small Cap Growth Fund
Columbus OH  43218-2029    Class A         197,679        11.53%

                         Limited-Term Bond Fund
                           Class A          50,713         4.09%

                         International Growth Fund
                           Class A          26,529         3.48%

                         Asset Strategy Fund
                           Class A          73,449        18.14%

                         Science and Technology Fund
                           Class A          94,058        14.03%

                         High Income Fund
                           Class A          18,159         5.48%

Northern Trust Company   International Growth Fund
FBO Schwartz               Class Y         294,618        28.24%
  Charitable Remainder
Unit Trust
P O Box 92956
Chicago IL  60675-2956

Luverne J Olson &        Tax-Managed Equity Fund
Nancy G Olson Jtn Ros      Class B           2,833         5.35%
4024 Third Street NW
Rochester MN  55901-7564

                                        Shares owned
Name and Address                        Beneficially
of Beneficial Owner        Class        or of Record     Percent
-------------------        -----        ------------     -------
Lee Dester Pool (TOD)    Municipal Bond Fund
Thomas Pool                Class B           6,571        17.78%
3344 205th St
Olympia Flds IL  60461-1407

Lloyd E Potter &         Tax-Managed Equity Fund
  Nellie M Potter          Class B           4,759         8.98%
Co-Ttees U/A dtd 02-02-2001
Lloyd & Nellie M Potter Trust
1280 Happy Hollow Rd
Napoleon MO  64074-9114

Prudential Securities    International Growth Fund
  Inc                      Class Y         278,185        26.66%
Special Custody for the
  Benefit of the Client
ATTN:  Mutual Funds
1 New York Plz
New York NY  10292-0001

Quad City Bank &         International Growth Fund
  Trust Co Cust            Class Y          56,766         5.44%
For St Ambrose University
3551 7th St  Suite 100
Moline IL  61265-6156

Rosemary Riley (TOD)     Tax-Managed Equity Fund
326 S Davis St             Class B           3,743         7.06%
Ottumwa IA  52501-5007

Fiduciary Trust Co       High Income Fund
  NH Cust                  Class B          11,287         9.03%
IRA
FBO Donald P Sanford
P O Box 1570
La Conner WA  98257-1570

Marilyn L Shoemaker      Money Market Fund
5248 Cobblecreek Rd        Class B          84,958        15.04%
Salt Lake City UT  84117-6787

Trust Company of America Money Market Fund
FBO 65                     Class A       6,724,057        50.86%
PO Box 6503
Englewood CO  80155-6503

                                        Shares owned
Name and Address                        Beneficially
of Beneficial Owner        Class        or of Record     Percent
-------------------        -----        ------------     -------
UMBSC & Co               Small Cap Growth Fund
FBO Pittsburg State        Class Y         239,742         7.25%
  University
C/O Trust Dept - George Root
P O Box 419692
Kansas City MO  64141-6692

UMBSC & Co               Limited-Term Bond Fund
FBO VFW Veterans           Class Y          45,377        49.10%
  Service Fund
P O Box 419260
Kansas City MO  64141-6260

Fiduciary Trust Co       Money Market Fund
  NH Cust                  Class C         526,124         6.75%
IRA Rollover
FBO C A Vallombroso
30 Dorchester Ln
Branford CT  06405-2819

Verb & Co                International Growth Fund
4380 SW Macadam Ave        Class Y          94,310         9.04%
  Ste 450
Portland OR  97201-6407

Waddell & Reed Inc       Large Cap Growth Fund
ATTN:  Waddell & Reed      Class A         302,959        14.77%
  Controller
P O Box 29217            Mid Cap Growth Fund
Shawnee Mission KS         Class A         311,637        18.94%
  66201-9217
                         Tax-Managed Equity Fund
                           Class A         300,000        43.07%

                         Money Market Fund
                           Class A       3,217,691        24.34%

                         Municipal Bond Fund
                           Class Y             207       100.00%

                         High Income Fund
                           Class Y             271         7.04%

                                       Shares owned
Name and Address                       Beneficially
of Beneficial Owner        Class       or of Record     Percent
-------------------        -----        ------------     -------
Waddell & Reed           International Growth Fund
  Financial, Inc.          Class Y          62,170         5.96%
401(k) and Thrift Plan
6300 Lamar Avenue        Asset Strategy Fund
Overland Park KS 66201     Class Y           3,878         6.74%

                         Science and Technology Fund
                           Class Y          76,543        44.77%

                         High Income Fund
                           Class Y           3,270        85.14%

Woman's Club of Oakmont  Tax-Managed Equity Fund
P O Box 165                Class B           4,167         7.86%
Oakmont PA  15139-0165

                         PAYMENTS TO SHAREHOLDERS

General

     There are two (three, in the case of certain Funds) sources for the payments a Fund makes to you as a shareholder of a class of shares of a
Fund, other than payments when you redeem your shares. The first source is net investment income, which is derived from the dividends, interest and earned discount on the securities a Fund holds, less expenses (which will vary by class). The second source is net realized capital gains, which are derived from the proceeds received from a Fund's sale of securities at a price higher than the Fund's tax basis (usually cost) in such securities, less losses from sales of securities at a price lower than the Fund's basis therein; these gains can be either long-term or short-term, depending on how long a Fund has owned the securities before it sells them. The third source (in the case of W&R Asset Strategy Fund, W&R Core Equity Fund, W&R
High Income Fund, W&R Large Cap Growth Fund, W&R International Growth Fund,
W&R Mid Cap Growth Fund, W&R Science and Technology Fund and W&R Small Cap
Growth Fund) is net realized gains from foreign currency transactions. The payments made to shareholders from net investment income, net short-term capital gains, and net realized gains from certain foreign currency transactions are called dividends. Payments, if any, from net long-term capital gains and the remaining foreign currency gains are called distributions.

     Each Fund pays distributions from net capital gains (the excess of net long-term capital gains over net short-term capital losses). A Fund may or may not have such gains, depending on whether securities are sold and at what price. If a Fund has net capital gains, it will pay distributions once each year, in the latter part of the fourth calendar quarter, except to the extent it has net capital losses carried over from a prior year or years to offset the gains. It is the policy of each Fund to make annual capital gains distributions to the extent that net capital gains are realized in excess of available capital loss carryovers.

     Income and expenses are earned and incurred separately by each Fund, and gains and losses on portfolio transactions of each Fund are attributable only to that Fund. For example, capital losses realized by one
Fund would not affect capital gains realized by another Fund.

Choices You Have on Your Dividends and Distributions

     On your application form, you can give instructions that (1) you want cash for your dividends and/or distributions or (2) you want your dividends and/or distributions paid in Fund shares of the same class as that with respect to which they were paid. However, a total dividend and/or distribution amount less than five (5) dollars will be automatically paid in Fund shares of the same class as that with respect to which they were paid. You can change your instructions at any time. If you give no instructions, your dividends and distributions will be paid in Fund shares of the same class as that with respect to which they were paid. All payments in shares are at NAV without any sales charge. The NAV used for this purpose is that computed as of the record date for the dividend or distribution, although this could be changed by the Board of Directors.

     Even if you receive dividends and distributions on Class A shares in cash, you can thereafter reinvest them (or distributions only) in Class A shares of the Fund at NAV next calculated after receipt by Waddell & Reed of the amount clearly identified as a reinvestment. The reinvestment must be within forty-five (45) days after the payment.

                                   TAXES

General

     Each Fund has qualified since its inception for treatment as a regulated investment company (RIC) under the Code, so that it is relieved of Federal income tax on that part of its investment company taxable income
(consisting generally of taxable net investment income, net short-term capital gains and, for certain Funds, net gains from certain foreign currency transactions, determined without regard to any deduction for dividends paid) that it distributes to its shareholders. To continue to qualify for treatment as a RIC, a Fund must distribute to its shareholders for each taxable year at least 90% of the sum of its investment company taxable income plus, in the case of W&R Municipal Bond Fund, its net interest income excludable from gross income under Section 103(a) of the
Code  and must meet several additional requirements. With respect to each
Fund, these requirements include the following:  (1) the Fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or foreign currencies or other income
(including gains from options, futures contracts or forward currency contracts) derived with respect to its business of investing in securities or those currencies; (2) at the close of each quarter of the Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs and other securities that are limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund's total assets and that does not represent more than 10% of the issuer's outstanding voting securities; and (3) at the close of each quarter of the Fund's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. Government securities or the securities of other RICs) of any one issuer.

     Investments in precious metals would have adverse tax consequences for
W&R Asset Strategy Fund and its shareholders if it either (1) derived more than 10% of its gross income in any taxable year from the disposition of precious metals and from other income that does notqualify under the
Income Requirement or (2) held precious metals in such quantities that the
Fund failed to satisfy the 50% Diversification Requirement for any quarter.
W&R Asset Strategy Fund intends to continue to manage its portfolio so as to avoid failing to satisfy those requirements for these reasons.

     If a Fund failed to qualify for treatment as a RIC for any taxable year, (1) it would be taxed as an ordinary corporation on the full amount of its taxable income for that year (even if it distributed that income to its shareholders) and (2) the shareholders would treat all distributions out of its earnings and profits, including distributions of net capital gains and, for W&R Municipal Bond Fund, distributions that otherwise would be exempt-interest dividends described below, as dividends (that is, ordinary income). In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying for RIC treatment.

     Dividends and distributions declared by a Fund in December of any year and payable to its shareholders of record on a date in that month are deemed to have been paid by the Fund and received by the shareholders in
December even if the Fund pays them during the following January.
Accordingly, those dividends and distributions will be taxed to the shareholders for the year in which that December falls.

     If Fund shares are sold at a loss after being held for six months or less, the loss will be treated as a long-term, instead of short-term, capital loss to the extent of any distributions received on those shares.
Investors also should be aware that if they purchase shares shortly before the record date for a dividend or distribution, they will receive some portion of the purchase price back as a taxable dividend or distribution.

     Each Fund will be subject to a nondeductible 4% excise tax (Excise
Tax) to the extent it fails to distribute, by the end of any calendar year, substantially all of its ordinary income for that year and capital gains net income for the one-year period ending on October 31 of that year, plus certain other amounts. For these purposes, a Fund may defer into the next calendar year net capital loss incurred between November 1 and the end of the current calendar year. It is the policy of each Fund to pay sufficient dividends and distributions each year to avoid imposition of the Excise
Tax.

Income from Foreign Securities

     Dividends and interest received, and gains realized, by a Fund on foreign securities may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions (foreign taxes) that would reduce the yield and/or total return on its securities. Tax conventions between certain countries and the United States may reduce or eliminate foreign taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.

     If more than 50% of the value of W&R International Growth Fund's total assets at the close of its taxable year consists of securities of foreign corporations, that Fund will be eligible to, and may, file an election with the Internal Revenue Service that will enable its shareholders, in effect, to receive the benefit of the foreign tax credit with respect to any foreign taxes paid by it. Pursuant to any such election, W&R International
Growth Fund would treat those taxes as dividends paid to its shareholders and each shareholder would be required to (1) include in gross income, and treat as paid by the shareholder, the shareholder's proportionate share of those taxes, (2) treat the shareholder's share of those taxes and of any dividend paid by that Fund that represents income from foreign or U.S.
possessions sources as the shareholder's own income from those sources and
(3) either deduct the taxes deemed paid by the shareholder in computing the shareholder's taxable income or, alternatively, use the foregoing information in calculating the foreign tax credit against the shareholder's
Federal income tax. W&R International Growth Fund will report to its shareholders shortly after each taxable year their respective shares of that Fund's income from sources within foreign countries and U.S.
possessions and foreign taxes it paid, ifit makes this election.
Individuals who have no more than $300 ($600 for married persons filing jointly) of creditable foreign taxes included on Forms 1099 and all of whose foreign-source income is qualified passive income may elect each year to be exempt from the extremely complicated foreign tax credit limitation, in which event they would be able to claim a foreign tax credit without having to file the detailed Form 1116 that otherwise is required.

     Each of W&R Asset Strategy Fund, W&R Core Equity Fund, W&R High Income
Fund, W&R International Growth Fund, W&R Large Cap Growth Fund, W&R Mid Cap
Growth Fund, W&R Science and Technology Fund, W&R Small Cap Growth Fund,
and W&R Tax-Managed Equity Fund may invest in the stock of passive foreign investment companies (PFICs). A PFIC is any foreign corporation (with certain exceptions) that, in general, meets either of the following tests:
(1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, a Fund will be subject to Federal income tax on a portion of any excess distribution received on the stock of a PFIC or of any gain on disposition of the stock (collectively PFIC income), plus interest thereon, even if the Fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the Fund's investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders.

     If a Fund invests in a PFIC and elects to treat the PFIC as a qualified electing fund (QEF), then in lieu of the foregoing tax and interest obligation, the Fund will be required to include in income each year its pro rata share of the QEF's annual ordinary earnings and net capital gain -- which probably would have to be distributed by the Fund to satisfy the Distribution Requirement and avoid imposition of the Excise Tax
-- even if those earnings and gain were not distributed to the Fund by the
QEF. In most instances it will be very difficult, if not impossible, to make this election because of certain requirements thereof.

     A Fund may elect to mark to market its stock in any PFIC. Marking-to-
market, in this context, means including in ordinary income each taxable year the excess, if any, of the fair market value of a PFIC's stock over a
Fund's adjusted basis therein as of the end of that year. Pursuant to the election, a Fund also may deduct (as an ordinary, not capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock included by the Fund for prior taxable years under the election (and under regulations proposed in
1992 that provided a similar election with respect to the stock of certain
PFICs). A Fund's adjusted basis in each PFIC's stock with respect to which it makes this election will be adjusted to reflect the amounts of income included and deductions taken under the election.

Foreign Currency Gains and Losses

     Under Section 988 of the Code, gains or losses (1) from the disposition of foreign currencies, including forward currency contracts,
(2) except in certain circumstances, from options and forward contracts on foreign currencies (and on financial instruments involving foreign currencies) and from notional principal contracts (e.g., swaps, caps, floors, and collars) involving payments denominated in foreign currencies,
(3)on the disposition of each debt security denominated in a foreign currency that are attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security and the date of its disposition and (4) that are attributable to fluctuations in exchange rates that occur between the time a Fund accrues interest, dividends or other receivables, or expenses or other liabilities, denominated in a foreign currency and the time the Fund actually collects the receivables or pays the liabilities, generally are treated as ordinary income or loss.
These gains or losses may increase or decrease the amount of a Fund's investment company taxable income to be distributed to its shareholders as ordinary income, rather than affecting the amount of its net capital gain.

Income from Financial Instruments and Foreign Currencies

     The use of hedging and option income strategies, such as writing
(selling) and purchasing options and futures contracts and entering into forward currency contracts, involves complex rules that will determine for income tax purposes the amount, character and timing of recognition of the gains and losses a Fund realizes in connection therewith. Gains from the disposition of foreign currencies (except certain gains that may be excluded by future regulations), and gains from options, futures contracts and forward currency contracts a Fund derives with respect to its business of investing in securities or foreign currencies, will be treated as qualifying income under the Income Requirement.

     Any income a Fund earns from writing options is treated as short-term capital gains. If the Fund enters into a closing purchase transaction, it will have a short-term capital gain or loss based on the difference between the premium it receives for the option it wrote and the premium it pays for the option it buys. If an option written by the Fund lapses without being exercised, the premium it receives also will be a short-term capital gain.
If such an option is exercised and the Fund thus sells the securities subject to the option, the premium the Fund receives will be added to the exercise price to determine the gain or loss on the sale.

     Certain futures contracts, forward currency contracts and listed non-
equity options (that is, certain listed options, such as those on a broad-
based securities index) in which the Funds may invest will be Section 1256 contracts. Section 1256 contracts a Fund holds at the end of its taxable year, other than contracts subject to a mixed straddle election the Fund made, are marked-to-market (that is, treated as sold at that time for their fair market value) for Federal income tax purposes, with the result that unrealized gains or losses are treated as though they were realized. Sixty percent of any net gains or losses recognized on these deemed sales, and
60% of any net realized gains or losses from any actual sales of Section
1256 contracts, are treated as long-term capital gains or losses, and the balance is treated as short-term capital gains or losses. Section 1256 contracts also may be marked-to-market for purposes of the Excise Tax. A
Fund may need to distribute any mark-to-market gains to its shareholders to satisfy the Distribution Requirement and/or avoid imposition of the Excise
Tax, even though it may not have closed the transactions and received cash to pay the distributions.

     Code Section 1092 (dealing with straddles) also may affect the taxation of options, futures contracts and forward currency contracts in which the Funds may invest. That section defines a straddle as offsetting positions with respect to actively traded personal property; for these purposes, options, futures contracts and forward currency contracts are positions in personal property. Section 1092 generally provides that any loss from the disposition of a position in a straddle may be deducted only to the extent the loss exceeds the unrealized gain on the offsetting position(s) of the straddle. In addition, these rules may postpone the recognition of loss that would otherwise be recognized under the mark-to-
market rules discussed above. The regulations under Section 1092 also provide certain wash sale rules, which apply to transactions where a position is sold at a loss and a new offsetting position is acquired within a prescribed period, and short sale rules applicable to straddles. If a
Fund makes certain elections, the amount, character and timing of the recognition of its gains and losses from the affected straddle positions will be determined under rules that vary according to the elections made.
Because only a few of the regulations implementing the straddle rules have been promulgated, the tax consequences of straddle transactions to the
Funds are not entirely clear.

     If a Fund has an appreciated financial position -- generally, an interest (including an interest through an option, futures or forward currency contract or short sale) with respect to any stock, debt instrument
(other than straight debt) or partnership interest the fair market value of which exceeds its adjusted basis -- and enters into a constructive sale of the position, the Fund will be treated as having made an actual sale thereof, with the result that it will recognize gain at that time. A constructive sale generally consists of a short sale, an offsetting notional principal contract or a futures or forward currency contract a
Fund or a related person enters into with respect to the same or substantially identical property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially identical property will be deemed a constructive sale. The foregoing will not apply, however, to any transaction of a Fund during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and the Fund holds the appreciated financial position unhedged for 60 days after that closing (i.e., at no time during that 60-day period is the Fund's risk of loss regarding that position reduced by reason of certain specified transactions with respect to substantially identical or related property, such as having an option to sell, being contractually obligated to sell, making a short sale or granting an option to buy substantially identical stock or securities).

Zero Coupon and Payment-in-Kind Securities

     Certain Funds may acquire zero coupon or other securities issued with
OID. As a holder of those securities, a Fund must include in its income the portion of the OID that accrues on them during the taxable year, even if the Fund receives no corresponding payment on the securities during the year. Similarly, a Fund must include in its gross income securities it receives as interest on payment-in-kind securities. Because each Fund annually must distribute substantially all of its investment company taxable income, including any accrued OID and other non-cash income, to satisfy the Distribution Requirement and avoid imposition of the Excise
Tax, it may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives.
Those distributions will be made from the Fund's cash assets or from the proceeds of sales of portfolio securities, if necessary. The Fund may realize capital gains or losses from those sales, which would increase or decrease its investment company taxable income and/or net capital gains.

W&R Municipal Bond Fund

     Dividends paid by W&R Municipal Bond Fund will qualify as exempt-
interest dividends, and thus will be excludable from its shareholders'
gross income, if the Fund satisfies the additional requirement that, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consists of securities the interest on which is excludable from gross income under section 103(a); the Fund intends to continue to satisfy this requirement. The aggregate dividends excludable from all shareholders' gross income may not exceed the Fund's net tax-exempt income.
W&R Municipal Bond Fund uses the average annual method to determine the exempt income portion of each distribution, and the percentage of income designated as tax-exempt for any particular distribution may be substantially different from the percentage of its income that was tax-
exempt during the period covered by the distribution. The treatment of dividends from the Fund under state and local income tax laws may differ from the treatment thereof under the Code.

     If the Fund's shares are sold at a loss after being held for six months or less, the loss will be disallowed to the extent of any exempt-

interest dividends received on those shares. Tax-exempt interest attributable to certain PABs (including a proportionate part of the exempt-
interest dividends paid by the Fund attributable thereto) is a tax preference item for purposes of the AMT. Exempt-interest dividends received by a corporate shareholder also may be indirectly subject to the AMT without regard to whether the Fund's tax-exempt interest was attributable to PABs.

     Up to 85% of social security and railroad retirement benefits may be included in taxable income for recipients whose adjusted gross income
(including tax-exempt income such as the Fund's exempt-interest dividends)
plus 50% of their benefits exceeds certain base amounts. Exempt-interest dividends from the Fund still are tax-exempt to the extent described above;
they are only included in the calculation of whether a recipient's income exceeds the established amounts.

     If the Fund invests in any instruments that generate taxable income, under the circumstances described in its Prospectus, distributions of the income earned thereon will be taxable to the Fund's shareholders as ordinary income to the extent of its earnings and profits. Moreover, if the
Fund realizes capital gains as a result of market transactions, any distribution of those gains will be taxable to its shareholders. There also may be collateral Federal income tax consequences regarding the receipt of exempt-interest dividends by shareholders such as S corporations, financial institutions, and property and casualty insurance companies. A shareholder falling into any such category should consult its tax adviser concerning its investment in shares of the Fund.

                   PORTFOLIO TRANSACTIONS AND BROKERAGE

     One of the duties undertaken by WRIMCO pursuant to the Management
Agreement is to arrange for the purchase and sale of securities for the portfolio of each Fund. With respect to W&R Limited-Term Bond Fund, W&R
Money Market Fund, W&R Municipal Bond Fund and W&R High Income Fund, many purchases are made directly from issuers or from underwriters, dealers or banks. Purchases from underwriters include a commission or concession paid by the issuer to the underwriter. Purchases from dealers will include the spread between the bid and the asked prices. Otherwise, transactions in securities other than those for which an exchange is the primary market are generally effected with dealers acting as principals or market makers.
Brokerage commissions are paid primarily for effecting transactions in securities traded on an exchange and otherwise only if it appears likely that a better price or execution can be obtained. The individuals who manage the Funds may manage other advisory accounts with similar investment objectives. It can be anticipated that the manager will frequently, yet not always, place concurrent orders for all or most accounts for which the manager has responsibility or WRIMCO may otherwise combine orders for a
Fund with those of other funds in the W&R Funds, Waddell & Reed Advisors
Funds and W&R Target Funds, Inc. or other accounts for which it has investment discretion, including accounts affiliated with WRIMCO. WRIMCO, at its discretion, may aggregate such orders. Under current written procedures, transactions effected pursuant to such combined orders are averaged as to price and allocated in accordance with the purchase or sale orders actually placed for each fund or advisory account, except where the combined order is not filled completely. In this case, for a transaction not involving an initial public offering (IPO), WRIMCO will ordinarily allocate the transaction pro rata based on the orders placed, subject to certain variances provided for in the written procedures. For a partially filled IPO order, subject to certain variances specified in the written procedures, WRIMCO generally allocates the shares as follows: the IPO shares are initially allocated pro rata among the included funds and/or advisory accounts grouped according to investment objective, based on relative total assets of each group; and the shares are then allocated within each group pro rata based on relative total assets of the included funds and/or advisory accounts, except that (a) within a group having a small cap-related investment objective, shares are allocated on a rotational basis after taking into account the impact of the anticipated initial gain on the value of the included fund or advisory account and (b)
within a group having a mid-cap-related investment objective, shares are allocated based on the portfolio manager's judgment, including but not limited to such factors as the fund's or advisory account's investments strategies and policies, cash availability, any minimum investment policy, liquidity, anticipated term of the investment and current securities positions.

     In all cases, WRIMCO seeks to implement its allocation procedures to achieve a fair and equitable allocation of securities among its funds and other advisory accounts. Sharing in large transactions could affect the price a Fund pays or receives or the amount it buys or sells. As well, a better negotiated commission may be available through combined orders.

     To effect the portfolio transactions of a Fund, WRIMCO is authorized to engage broker-dealers (brokers) which, in its best judgment based on relevant factors, will implement the policy of the Fund to seek best execution (prompt and reliable execution at the best price obtainable) for reasonable and competitive commissions. WRIMCO need not seek competitive commission bidding but is expected to minimize the commissions paid to the extent consistent with the interests and policies of the Funds. Subject to review by the Board of Directors, such policies include the selection of brokers which provide execution and/or research services and or other services, including pricing or quotation services, directly or through others (research and brokerage services) considered by WRIMCO to be useful or desirable for its investment management of the Fund and/or the other funds and accounts for which WRIMCO has investment discretion.

     Such research and brokerage services are, in general, defined by reference to Section 28(e) of the Securities Exchange Act of 1934 as
including (1) advice, either directly or through publications or writings, as to the value of securities, the advisability of investing in, purchasing or selling securities and the availability of securities and purchasers or sellers; (2) furnishing analyses and reports; or (3) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement and custody). Investment discretion is, in general, defined as having authorization to determine what securities shall be purchased or sold for an account or making those decisions even though someone else has responsibility.

     The commissions paid to brokers that provide such research and/or brokerage services may be higher than the commission another qualified broker would charge for effecting comparable transactions if a good faith determination is made by WRIMCO that the commission is reasonable in relation to the research or brokerage services provided. Subject to the foregoing considerations, WRIMCO may also consider sales of Fund shares as a factor in the selection of broker-dealers to execute portfolio transactions. No allocation of brokerage or principal business is made to provide any other benefits to WRIMCO.

     The investment research provided by a particular broker may be useful only to one or more of the other advisory accounts of WRIMCO, and investment research received for the commissions of those other accounts may be useful both to the Funds and one or more of such other accounts. To the extent that electronic or other products provided by such brokers to assist WRIMCO in making investment management decisions are used for administration or other non-research purposes, a reasonable allocation of the cost of the product attributable to its non-research use is made by
WRIMCO.

     Such investment research (which may be supplied by a third party at the request of a broker) includes information on particular companies and industries as well as market, economic or institutional activity areas. It serves to broaden the scope and supplement the research activities of
WRIMCO; serves to make available additional views for consideration and comparisons; and enables WRIMCO to obtain market information on the price of securities held in a Fund's portfolio or being considered for purchase.

     The Funds may also use brokerage to pay for pricing or quotation services to value securities.

     The table below sets forth the brokerage commissions paid by each of the Funds then in existence during the fiscal years ended March 31, 2002,
2001 and 2000. These figures do not include principal transactions or spreads or concessions on principal transactions, i.e., those in which a
Fund sells securities to a broker-dealer firm or buys from a broker-dealer firm securities owned by it.

                                   2002        2001         2000

W&R Asset Strategy Fund        $227,635    $203,332     $137,754
W&R Core Equity Fund            349,642     442,608      542,947
W&R High Income Fund                743       2,275        4,396
W&R International Growth Fund   636,691     835,016      897,915
W&R Large Cap Growth Fund        59,331      31,789           NA
W&R Limited-Term Bond Fund          ---         ---          ---
W&R Mid Cap Growth Fund          24,477      15,528           NA
W&R Municipal Bond Fund           1,277       7,529          ---
W&R Science and
Technology Fund                 279,635     162,423       60,770
W&R Small Cap Growth Fund       238,679     211,750      330,466
W&R Tax-Managed Equity Fund      12,989       8,911           NA
                            ------------  -----------   -----------
Total                        $1,831,099  $1,921,161   $1,974,248

     The next table shows for each of the Funds the transactions, other than principal transactions, which were directed to broker-dealers who provided research services as well as execution and the brokerage commissions paid during the fiscal year ended March 31, 2002 for each of the Funds. These transactions were allocated to these broker-dealers by the internal allocation procedures described above.

                                Amount of        Brokerage
Fund                           Transactions     Commissions

W&R Asset Strategy Fund         $64,339,797        $154,964
W&R Core Equity Fund            197,929,239         264,229
W&R High Income Fund                286,060             500
W&R International Growth Fund    14,993,681          22,845
W&R Large Cap Growth Fund        34,577,408          51,262
W&R Limited-Term Bond Fund              ---             ---
W&R Mid Cap Growth Fund           7,504,873          16,185
W&R Municipal Bond Fund                 ---             ---
W&R Science and
Technology Fund                  79,630,432         138,419
W&R Small Cap Growth Fund        69,185,358         133,028
W&R Tax-Managed Equity Fund       5,513,561           9,452
                            ----------------  ---------------
Total                          $473,960,409        $790,883

     As of March 31, 2002, each of the following Funds held securities issued by their respective regular broker-dealers, as follows:  Core Equity
Fund owned Citigroup Inc. (parent of Salomon Smith Barney Inc., a regular broker-dealer of the Funds), The Goldman Sachs Group, Inc. (parent of
Goldman, Sachs & Co., a regular broker-dealer of the Funds) and J.P. Morgan
Chase & Co. (parent of J.P. Morgan Securities Inc., a regular broker-dealer of the Funds) in the amounts of $5,808,696, $9,981,650 and $5,279,765, respectively; International Growth Fund owned J.P. Morgan Securities Inc.
and UBS AG, Registered Shares (parent of UBS Warburg LLC, a regular broker-
dealer of the Funds) in the amounts of $2,410,000 and $1,091,479, respectively; Large Cap Growth Fund owned Bank of America Corporation
(parent of Bank of America Securities LLC, a regular broker-dealer of the
Funds), The Goldman Sachs Group, Inc., Citigroup Inc., J.P. Morgan
Securities Inc. and Morgan Stanley Dean Witter & Co. (parent of Morgan
Stanley & Co. Incorporated, a regular broker-dealer of the Funds) in the amounts of $802,636, $803,225, $485,296, $1,337,000 and $435,556,
respectively; Mid Cap Growth Fund owned J.P. Morgan Securities Inc. in the amount of $1,769,000; and Tax-Managed Equity Fund owned Citigroup Inc., The
Goldman Sachs Group, Inc., J.P. Morgan Securities Inc. and Morgan Stanley
Dean Witter & Co. in the amounts of $84,184, $99,275, $395,000 and $63,041, respectively.

     W&R Funds, WRIMCO and Waddell & Reed have adopted a Code of Ethics under Rule 17j-1 of the 1940 Act that permits their respective directors, officers and employees to invest in securities, including securities that may be purchased or held by a Fund. The Code of Ethics subjects covered personnel to certain restrictions that include prohibited activities, pre-
clearance requirements and reporting obligations.

                             OTHER INFORMATION

General

     W&R Funds was organized on January 29, 1992. Prior to June 30, 2000, it was known as Waddell & Reed Funds, Inc.(SM)

The Shares of the Funds

     The shares of each of the Funds represents an interest in that Fund's securities and other assets and in its profits or losses. Each fractional share of a class has the same rights, in proportion, as a full share of that class.

     Each Fund offers four classes of its shares:  Class A, Class B, Class
C and Class Y (except Money Market Fund does not offer Class Y shares).
Each class of a Fund represents an interest in the same assets of the Fund and differs as follows:  each class of shares has exclusive voting rights pertaining to matters appropriately limited to that class; Class A shares are subject to an initial sales charge and to an ongoing distribution and/or service fee and certain Class A shares are subject to a CDSC; Class
B and Class C shares are subject to a CDSC and to ongoing distribution and service fees; Class B shares convert to Class A shares eight years after the month in which the shares were purchased, and such conversion will be made, without charge or fee, on the basis of the relative NAV of the two classes; and Class Y shares, which are designated for institutional and other eligible investors, have no sales charge and are not subject to a
CDSC but are subject to an ongoing distribution and service fee that differs in amount from that of the Class B and Class C shares. Each class may bear differing amounts of certain class-specific expenses; and each class has a separate exchange privilege. The Funds do not anticipate that there will be any conflicts between the interests of holders of the different classes of shares of the same Fund by virtue of those classes. On an ongoing basis, the Board of Directors will consider whether any such conflict exists and, if so, take appropriate action. Each share of a Fund is entitled to equal voting, dividend, liquidation and redemption rights, except that due to the differing expenses borne by the four classes, dividends and liquidation proceeds of Class B and Class C shares are expected to be lower than for Class A shares of the same Fund. Each fractional share of a class has the same rights, in proportion, as a full share of that class. Shares are fully paid and nonassessable when purchased.

     The Funds do not hold annual meetings of shareholders; however, certain significant corporate matters, such as the approval of a new investment advisory agreement or a change in a fundamental investment policy, which require shareholder approval will be presented to shareholders at a meeting called by the Board of Directors for such purpose.

     Special meetings of shareholders may be called for any purpose upon receipt by a Fund of a request in writing signed by shareholders holding not less than 25% of all shares entitled to vote at such meeting, provided certain conditions stated in the Bylaws are met. There will normally be no meeting of the shareholders for the purpose of electing directors until such time as less than a majority of directors holding office have been elected by shareholders, at time which the directors then in office will call a shareholders' meeting for the election of directors. To the extent that Section 16(c) of the 1940 Act applies to a Fund, the directors are required to call a meeting of shareholders for the purpose of voting upon the question of removal of any director when requested in writing to do so by the shareholders of record of not less than 10% of the Fund's outstanding shares.

     Each share (regardless of class) has one vote. All shares of a Fund vote together as a single class, except as to any matter for which a separate vote of any class is required by the 1940 Act, and except as to any matter which affects the interests of one or more particular classes, in which case only the shareholders of the affected classes are entitled to vote, each as a separate class.

     Each share of each Fund (regardless of class) is entitled to one vote.
On certain matters such as the election of Directors, all shares of the twelve Funds vote together as a single class. On other matters affecting a particular Fund, the shares of that Fund vote together as a separate class, such as with respect to a change in an investment restriction of a particular Fund, except that as to matters for which a separate vote of a class is required by the 1940 Act or which affects the interests of one or more particular classes, the affected shareholders vote as a separate class. In voting on a Management Agreement, approval by the shareholders of a Fund is effective as to that Fund whether or not enough votes are received from the shareholders of the other Funds to approve the Management
Agreement for the other Funds.

                                APPENDIX A

     The following are descriptions of some of the ratings of securities which the Fund may use. The Fund may also use ratings provided by other nationally recognized statistical rating organizations in determining the securities eligible for investment.

                        DESCRIPTION OF BOND RATINGS

      Standard & Poor's, a division of The McGraw-Hill Companies, Inc.A
Standard & Poor's (S&P) corporate bond rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation.
This assessment of creditworthiness may take into consideration obligors such as guarantors, insurers or lessees.

     The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

     The ratings are based on current information furnished to  S&P by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

     The ratings are based, in varying degrees, on the following considerations:

     1.   Likelihood of default -- capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

     2.   Nature of and provisions of the obligation;

     3.   Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors'
          rights.

     AAA -- Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

     AA -- Debt rated AA also qualifies as high quality debt. Capacity to pay interest and repay principal is very strong, and debt rated AA differs from AAA issues only in a small degree.

     A -- Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

     BBB -- Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

     BB, B, CCC, CC, C -- Debt rated BB, B, CCC, CC and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

     BB -- Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.
The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

     B -- Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments.
Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

     CCC -- Debt rated CCC has a currently indefinable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal.
In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The
CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

     CC -- The rating CC is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

     C -- The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

     CI -- The rating CI is reserved for income bonds on which no interest is being paid.

     D -- Debt rated D is in payment default. It is used when interest payments or principal payments are not made on a due date even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace periods. The D rating will also be used upon a filing of a bankruptcy petition if debt service payments are jeopardized.

     Plus (+) or Minus (-) -- To provide more detailed indications of credit quality, the ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

     NR -- Indicates that no public rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

     Debt Obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

     Bond Investment Quality Standards:  Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories (AAA, AA, A, BBB, commonly known as investment grade ratings) are generally regarded as eligible for bank investment. In addition, the laws of various states governing legal investments may impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies and fiduciaries generally.

      Moody's Corporation.A brief description of the applicable Moody's
Corporation (Moody's) rating symbols and their meanings follows:

     Aaa -- Bonds which are rated Aaa are judged to be of the best quality.
They carry the smallest degree of investment risk and are generally referred to as gilt edge. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations.
Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa -- Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured.
Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Some bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

NOTE:  Bonds within the above categories which possess the strongest investment attributes are designated by the symbol 1 following the rating.

     Ba -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during good and bad times over the future.
Uncertainty of position characterizes bonds in this class.

     B -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Caa -- Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     Ca -- Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     C -- Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

                  Description of Preferred Stock Ratings

      Standard & Poor's, a division of The McGraw-Hill Companies, Inc.An
S&P preferred stock rating is an assessment of the capacity and willingness of an issuer to pay preferred stock dividends and any applicable sinking fund obligations. A preferred stock rating differs from a bond rating inasmuch as it is assigned to an equity issue, which issue is intrinsically different from, and subordinated to, a debt issue. Therefore, to reflect this difference, the preferred stock rating symbol will normally not be higher than the debt rating symbol assigned to, or that would be assigned to, the senior debt of the same issuer.

     The preferred stock ratings are based on the following considerations:

1.   Likelihood of payment - capacity and willingness of the issuer to meet the timely payment of preferred stock dividends and any applicable sinking fund requirements in accordance with the terms of the obligation;

2.   Nature of, and provisions of, the issue;

3.   Relative position of the issue in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

     AAA -- This is the highest rating that may be assigned by Standard &
Poor's to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

     AA -- A preferred stock issue rated AA also qualifies as a high-
quality fixed income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated AAA.

     A -- An issue rated A is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

     BBB -- An issue rated BBB is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the
'A' category.

     BB, B, CCC -- Preferred stock rated BB, B, and CCC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay preferred stock obligations. BB indicates the lowest degree of speculation and CCC the highest degree of speculation. While such issues will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

     CC -- The rating CC is reserved for a preferred stock issue in arrears on dividends or sinking fund payments but that is currently paying.

     C -- A preferred stock rated C is a non-paying issue.

     D -- A preferred stock rated D is a non-paying issue with the issuer in default on debt instruments.

     NR -- This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

     Plus (+) or minus (-) -- To provide more detailed indications of preferred stock quality, the rating from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

     A preferred stock rating is not a recommendation to purchase, sell, or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to S&P by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

      Moody's Investors Service, Inc.Because of the fundamental
differences between preferred stocks and bonds, a variation of Moody's familiar bond rating symbols is used in the quality ranking of preferred stock. The symbols are designed to avoid comparison with bond quality in absolute terms. It should always be borne in mind that preferred stock occupies a junior position to bonds within a particular capital structure and that these securities are rated within the universe of preferred stocks.

      Note:  Moody's applies numerical modifiers 1, 2 and 3 in each rating classification; the modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-
range ranking and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

     Preferred stock rating symbols and their definitions are as follows:

     aaa -- An issue which is rated aaa is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

     aa -- An issue which is rated aa is considered a high-grade preferred stock. This rating indicates that there is a reasonable assurance the earnings and asset protection will remain relatively well-maintained in the foreseeable future.

     a -- An issue which is rated a is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the aaa and aa classification, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

     baa -- An issue which is rated baa is considered to be a medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

     ba -- An issue which is rated ba is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

     b -- An issue which is rated b generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

     caa -- An issue which is rated caa is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

     ca -- An issue which is rated ca is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payments.

     c -- This is the lowest rated class of preferred or preference stock.
Issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

                        DESCRIPTION OF NOTE RATINGS

      Standard and Poor's, a division of The McGraw-Hill Companies, Inc.
An S&P note rating reflects the liquidity factors and market access risks unique to notes. Notes maturing in 3 years or less will likely receive a note rating. Notes maturing beyond 3 years will most likely receive a long-
term debt rating. The following criteria will be used in making that assessment.

   --Amortization schedule (the larger the final maturity relative to other maturities, the more likely the issue is to be treated as a note).
   --Source of Payment (the more the issue depends on the market for its refinancing, the more likely it is to be treated as a note).

     The note rating symbols and definitions are as follows:

     SP-1 Strong capacity to pay principal and interest. Issues determined to possess very strong characteristics are given a plus (+)
         designation.
     SP-2 Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.
     SP-3 Speculative capacity to pay principal and interest.

      Moody's Investors Service, Inc.Moody's Short-Term Loan Ratings -
Moody's ratings for state and municipal short-term obligations will be designated Moody's Investment Grade (MIG). This distinction is in recognition of the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower are uppermost in importance in short-term borrowing, while various factors of major importance in bond risk are of lesser importance over the short run. Rating symbols and their meanings follow:

     MIG 1 -- This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

     MIG 2 -- This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

     MIG 3 -- This designation denotes favorable quality. All security elements are accounted for but this is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

     MIG 4 -- This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

                 DESCRIPTION OF COMMERCIAL PAPER RATINGS

      Standard & Poor's, a division of The McGraw-Hill Companies, Inc.An
S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.
Ratings are graded into several categories, ranging from A-1 for the highest quality obligations to D for the lowest. Issuers rated A are further referred to by use of numbers 1, 2 and 3 to indicate the relative degree of safety. Issues assigned an A rating (the highest rating) are regarded as having the greatest capacity for timely payment. An A-1 designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation. An A-2 rating indicates that capacity for timely payment is satisfactory; however, the relative degree of safety is not as high as for issues designated A-1.
Issues rated A-3 have adequate capacity for timely payment; however, they are more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations. Issues rated B are regarded as having only speculative capacity for timely payment. A C rating is assigned to short-term debt obligations with a doubtful capacity for payment. Debt rated D is in payment default, which occurs when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

      Moody's Corporation commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody's employs the designations of Prime 1, Prime 2 and Prime 3, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers.
Issuers rated Prime 1 have a superior capacity for repayment of short-term promissory obligations and repayment capacity will normally be evidenced by
(1) lending market positions in well established industries; (2) high rates of return on Funds employed; (3) conservative capitalization structures with moderate reliance on debt and ample asset protection; (4) broad margins in earnings coverage of fixed financial charges and high internal cash generation; and (5) well established access to a range of financial markets and assured sources of alternate liquidity. Issuers rated Prime 2 also have a strong capacity for repayment of short-term promissory obligations as will normally be evidenced by many of the characteristics described above for Prime 1 issuers, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation;
capitalization characteristics, while still appropriate, may be more affected by external conditions; and ample alternate liquidity is maintained. Issuers rated Prime 3 have an acceptable capacity for repayment of short-term promissory obligations, as will normally be evidenced by many of the characteristics above for Prime 1 issuers, but to a lesser degree.
The effect of industry characteristics and market composition may be more pronounced; variability in earnings and profitability may result in changes in the level of debt protection measurements and requirement for relatively high financial leverage; and adequate alternate liquidity is maintained.

      Fitch Ratings-National Short-term Credit Ratings

     F1-Indicates the strongest capacity for timely payment of financial commitments relative to other issuers or issues in the same country. Under
Fitch Ratings' national rating scale, this rating is assigned to the best credit risk relative to all others in the same country and is normally assigned to all financial commitments issued or guaranteed by the government. Where the credit risk is particularly strong, a + is added to the assigned rating.

     F2-Indicates a satisfactory capacity for timely payment of financial commitments relative other issuers in the same country. However, the margin of safety is not as great as in the case of the higher ratings.

     F3-Indicates an adequate capacity for timely payment of financial commitments relative to other issuers or issues in the same country.
However, such capacity is more susceptible to near-term adverse changes than for financial commitments in higher rated categories.

     B-Indicates an uncertain capacity for timely payment of financial commitments relative to other issuers or issues in the same country. Such capacity is highly susceptible to near-term adverse changes in financial and economic conditions.

     C-Indicates a highly uncertain capacity for timely payment of financial commitments relative to other issues in the same country.
Capacity or meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

     D-Indicates actual or imminent payment default.

     Notes to Short-term national rating:

     + or - may be appended to a national rating to denote relative status within a major rating category. Such suffixes are not added to Short-term national ratings other than F1.

     Ratings Watch:  Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as Positive, indicating a potential upgrade, Negative, for a potential downgrade, or Evolving, if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

                        Financial Statements

     The Financial Statements, including notes thereto, for the fiscal year ended March 31, 2002, for each of the Funds in W&R Funds, Inc. are incorporated by reference. They are contained in the Funds' Annual Report to Shareholders, dated March 31, 2002, which is available upon request.

                              APPENDIX B

Report of Independent Certified Public Accountants

To the Board of Trustees and
Shareholders of Ivy Fund

In our opinion, the accompanying statements of changes in net assets and the financial highlights present fairly, in all material respects, the changes in net assets of Ivy Cundill Global Value Fund, Ivy Developing
Markets Fund, Ivy European Opportunities Fund, Ivy Global Fund, Ivy Global
Natural Resources Fund, Ivy Global Science & Technology Fund, Ivy
International Fund, Ivy International Small Companies Fund, Ivy
International Value Fund, Ivy Pacific Opportunities Fund, Ivy Growth Fund,
Ivy US Blue Chip Fund, Ivy US Emerging Growth Fund, Ivy Bond Fund and Ivy
Money Market Fund (constituting portfolios within Ivy Fund, hereafter referred to as the "Fund") for the year ended December 31, 2001 and the financial highlights for each of the periods indicated through the year ended December 31, 2001, in conformity with accounting principles generally accepted in the United States of America.  These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation.
We believe that our audits, which included confirmation of securities at
December 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Fort Lauderdale, Florida
February 8, 2002

                               W&R Funds, Inc.
                            6300 Lamar Avenue
                             P.O. Box 29217
                   Shawnee Mission, Kansas  66201-9217
                             (913) 236-2000
                                FORM N-14
                                 PART B
                  STATEMENT OF ADDITIONAL INFORMATION
                             April __, 2003

     This Statement of Additional Information (the "SAI") relates to the proposed Acquisition (the "Acquisition") of the Ivy US Emerging Growth
Fund, a series of the Ivy Fund (the "Acquired Fund") by the W&R Mid Cap
Growth Fund, a series of the W&R Funds, Inc. ("W&R Fund" or the "Acquiring
Fund").

    This SAI contains information which may be of interest to
shareholders but which is not included in the Combined Prospectus and
Proxy Statement dated April __, 2003 (the "Prospectus/Proxy Statement") of the Acquiring Fund which relates to the Acquisition. As described in the
Prospectus/Proxy Statement, the Acquisition would involve the transfer of all the assets of the Acquired Fund in exchange for shares of the
Acquiring Fund and the assumption of all the liabilities of the Acquired
Fund. The Acquired Fund would distribute the Acquiring Fund shares it receives to its shareholders in complete liquidation of the Acquired Fund.

    This SAI is not a prospectus and should be read in conjunction with the Prospectus/Proxy Statement. The Prospectus/Proxy Statement has been filed with the Securities and Exchange Commission and is available upon request and without charge by writing to or calling the Fund at the address or telephone number set forth above.

    Unless otherwise indicated, capitalized terms used herein and not otherwise defined have the same meanings as are given to them in the
Prospectus/Proxy Statement.

I.  Additional Information about the Acquiring Fund and the Acquired Fund .. 1
II. Financial Statements ................................................... 2

I.  Additional Information about the Acquiring Fund and the Acquired Fund.

    Attached hereto as Appendix A is additional information for the
Acquiring Fund.

    Further information about Class A shares, Class B shares, Class C shares and Class Y shares of the W&R Fund is contained in and incorporated herein by reference to the Statement of Additional Information for the W&R
Fund dated July 29, 2002.

    Further information about Class A shares, Class B shares, Class C shares, Class I shares and Advisor Class shares of the Acquired Fund is contained in and incorporated herein by reference to the Statement of
Additional Information for the Acquired Fund dated April 30, 2002, as supplemented.

II. Financial Statements.

    The audited financial statements and related Report of Independent
Auditors included in the Annual Report for the year ended December 31,
2002, for the Acquired Fund and the audited financial statements and related report of Independent Auditors included in each of the Annual
Report for the year ended March 31, 2002 and the Semi-Annual Report for the period ended September 30, 2002 of the W&R Fund are incorporated herein by reference. No other parts of the Annual and Semi-Annual Reports are incorporated herein by reference.

                         W&R MID CAP GROWTH FUND
                       IVY US EMERGING GROWTH FUND

                 PRO FORMA COMBINED FINANCIAL STATEMENTS
             FOR THE TWELVE MONTHS ENDED SEPTEMBER 30, 2002
                              (UNAUDITED)

     The following unaudited Pro Forma Combined Statement of Assets and
Liabilities, including the unaudited Pro Forma Combined Investments of the
Acquiring Fund and the Acquired Fund as of September 30, 2002 has been derived from the respective statements of assets and liabilities, including the schedules of investments, of the Acquiring Fund and the
Acquired Fund as of September 30, 2002 and December 31, 2002,
respectively.

     The pro forma statements give effect to the proposed transfer of all of the assets of the Acquired Fund to the Acquiring Fund in exchange for the assumption by the Acquiring Fund of all of the liabilities of the
Acquired Fund and for a number of the Acquiring Fund's shares equal in value to the value of the net assets of the Acquired Fund transferred to the Acquiring Fund. Assuming the shareholders of the Acquired Fund approve the combination, the Acquiring Fund will be the accounting survivor for financial statement purposes.

    The unaudited Pro Forma Combined Statement of Assets and Liabilities
is presented for informational purposes only and does not purport to be indicative of the financial condition that would have resulted if the
Reorganization had been consummated on September 30, 2002. The unaudited
Pro Forma Financial Statements should be read in conjunction with the respective financial statements and related notes of Acquiring Fund and
Acquired Fund incorporated by reference in this Statement of Additional
Information.

   TROY OUNCES, SHARES OR                                                                (Unaudited)
    PRINCIPAL AMOUNT
      (000 OMITTED)        DESCRIPTION                                       VALUE
   W&R    IVY US     PRO                                           W&R       IVY US      PRO
   MID    EMERG     FORMA                                        MID CAP    EMERGING    FORMA
   CAP     ING
  GROWT   GROWT   COMBINED                                       GROWTH      GROWTH    COMBINED
 H FUND   H FUND                                                   FUND       FUND

                           COMMON STOCKS
                           Aircraft
           9,200    9,200  L-3 Communications Holdings,                      413,172    413,172
                           Inc.

                           Banks
 10,103   16,150   26,253  Charter One Financial, Inc.            300,246    463,989     764,235
 18,750   29,650   48,400  Synovus Financial Corp.                386,625    575,210     961,835
                             Total                                686,871  1,039,199   1,726,070

                           Broadcasting
 14,200   24,950   39,150  Cox Radio, Inc., Class A*              371,472    569,109     940,581
          13,400   13,400  Hispanic Broadcasting Corp.                       275,370     275,370
          23,800   23,800  Radio One Inc., Class D                           343,434     343,434
                             Total                                371,472  1,187,913   1,559,385

                           Business Equipment and
                           Services
          10,421   10,421  Affiliated Computer Services                      548,666     548,666
                           Inc.
          11,749   11,749  Apollo Group Inc. - Univeristy                    421,084     421,084
                           of Phoenix Online
  7,550             7,550  Arbitron Inc.*                         257,455                257,455
          17,500   17,500  BearingPoint, Inc.                                120,750     120,750
           8,434    8,434  CACI International Inc, Class A                   300,588     300,588
 22,200   38,000   60,200  Convergys Corporation*                 333,666    575,700     909,366
           8,900    8,900  Corporate Executive Board                         284,088     284,088
                           Company (The)
           8,317    8,317  Education Management Corp.                        312,719     312,719
 14,400            14,400  Getty Images, Inc.*                    288,792                288,792
 12,850            12,850  Interpublic Group of                   203,673                203,673
                           Companies, Inc. (The)
 37,450            37,450  KPMG Consulting, Inc.*                 240,429                240,429
 10,450   21,400   31,850  Lamar Advertising Company*             316,792    720,110   1,036,902
           9,700    9,700  Marvell Technology Group Ltd.                     182,942     182,942
  1,500   13,400   14,900  Stericycle, Inc.*                       51,082    433,879     484,961
 10,900            10,900  Total System Services, Inc.            143,335                143,335
          14,650   14,650  Weight Watchers International,                    673,461     673,461
                           Inc.
                             Total                              1,835,224  4,573,987   6,409,211

                           Capital Equipment
  4,750             4,750  Cooper Cameron Corporation*            198,360                198,360
  7,800   12,800   20,600  IDEX Corporation                       222,690    418,560     641,250
           9,200    9,200  National-Oilwell Inc.                  200,928     200,928
                             Total                                421,050     619,488  1,040,538

                           Chemicals -- Specialty
  1,750             1,750  OM Group, Inc.                          74,900                 74,900

                           Communications Equipment
 99,900            99,900  ADC Telecommunications,                115,385                115,385
                           Inc.*
 14,650   29,150   43,800  McData Corporation, Class A*            79,842     206,965    286,807
  2,250             2,250  McData Corporation, Class B*            12,341                 12,341
          24,900   24,900  NetScreen Technologies, Inc.                       419,316    419,316
          11,200   11,200  UTStarcom, Inc.                                    222,096     222,096
                             Total                                207,568     848,377   1,055,945

                           Computers -- Micro
 21,050            21,050  Apple Computer, Inc.*                  305,120                 305,120

                           Computers -- Peripherals
  8,600             8,600  Brocade Communications                  64,672                  64,672
                           Systems, Inc.*
           5,600    5,600  Electronic Arts Inc.                               278,712     278,712
  4,250    8,600   12,850  Mercury Interactive                      73,036    254,990     328,026
                           Corporation*
  7,850   18,450   26,300  Siebel Systems, Inc.*                    45,177    136,530     181,707
          16,026   16,026  Take-Two Interactive Software,                     376,451     376,451
                           Inc.
  9,100             9,100  Veritas Software Corp.*                 133,542                133,542
                             Total                                 316,427  1,046,683   1,363,110

                           Consumer Electronics
           6,100    6,100  Harman International Industries,                   362,950     362,950
                           Incorporated

                           Cosmetics and Toiletries
  9,600   14,900   24,500  Estee Lauder Companies Inc.             275,904    393,360     669,264
                           (The), Class A

                           Electrical Equipment
  8,000   11,350   19,350  Federal Signal Corporation              147,360    220,417     367,777
  5,100             5,100  Molex Incorporated                      119,697                119,697
  7,300   20,200   27,500  Molex Incorporated, Class A             153,263    401,778     555,041
                             Total                                 420,320    622,195   1,042,515

                           Electronic Components
           9,050    9,050  Analog Devices, Inc.                               216,023     216,023
 14,650   23,650   38,300  Intersil Corporation, Class A*          190,377    329,681     520,058
 10,200   17,450   27,650  Microchip Technology                    208,284    426,653     634,937
                           Incorporated*
 37,100   59,050   96,150  Network Appliance, Inc.*                271,386    590,500     861,886
                             Total                                 670,047  1,562,857   2,232,904

                           Health Care -- Drugs
  4,300    4,400    8,700  Cephalon, Inc.*                         175,483    214,139     389,622
           7,500    7,500  Charles River Laboratories                         288,600     288,600
                           International, Inc.
  5,150             5,150  Forest Laboratories, Inc.*              422,351                422,351
  2,650    6,300    8,950  Gilead Sciences, Inc.*                   88,722    214,200     302,922
          10,369   10,369  Medicis Pharmaceutical Corp.                       515,028     515,028
  3,500    5,750    9,250  NPS Pharmaceuticals, Inc.*               71,732    144,728     216,460
  2,900    3,150    6,050  Neurocrine Biosciences, Inc.*           118,886    143,829     262,715
                             Total                                 877,174  1,520,524   2,397,698

                           Health Care -- General
           8,500    8,500   Advisory Board Co.                                254,150     254,150
  3,850             3,850  Beckman Coulter, Inc.                   148,995                148,995
 20,025   20,150   40,175  Biomet, Inc.                            533,767    577,499   1,111,266
          22,822   22,822  Integra LifeSciences Holdings                      402,808     402,808
                           Corp.
  4,650             4,650  Kyphon Inc.*                             61,287                 61,287
           8,600    8,600  Odyssey HealthCare Inc.                            298,420     298,420
  1,650    7,200    8,850  Schein (Henry), Inc.*                    87,029    324,000     411,029
                             Total                                 831,078  1,856,877   2,687,955

                           Hospital Supply
                           and Management
          13,517   13,517  Accredo Health Inc.                                476,439     476,439
          30,223   30,223  AmSurg Corp.                                       617,456     617,456
  6,600             6,600  Express Scripts, Inc., Class A*         359,997                359,997
  8,600   15,850   24,450  Laboratory Corporation of               290,508    368,354     658,862
                           America Holdings*
                             Total                                 650,505  1,462,249   2,112,754

                           Metal Fabrication
 12,400            12,400  Fastenal Company                        391,282                391,282

                           Multiple Industry
          15,200   15,200  Waste Connections, Inc.                            586,872     586,872

                           Petroleum -- Domestic
 11,700            11,700  Burlington Resources Inc.               448,812                448,812
  8,500             8,500  Noble Energy, Inc.                      288,745                288,745
          12,300   12,300  Pioneer Natural Resources                          310,575     310,575
                           Company
          18,557   18,557  XTO Energy Inc.                                    458,358     458,358
                              Total                                737,557    768,933   1,506,490

                           Petroleum -- Services
           6,000    6,000  BJ Services Company                                193,860     193,860
  5,100             5,100  Baker Hughes Incorporated               148,053                148,053
           7,500    7,500  GlobalSantaFe Corp.                                182,400     182,400
                             Total                                 148,053    376,260     524,313

                           Restaurants
  6,900             6,900  Starbucks Corporation*                  142,451                142,451

                           Retail -- Food Stores
           8,000    8,000  Krispy Kreme Doughnuts Inc.                        270,160     270,160
          12,000   12,000  Panera Bread Company, Class A                      417,720     417,720
 59,200            59,200  Rite Aid Corporation*                   124,320                124,320
                             Total                                 124,320    687,880     812,200

                           Retail -- Specialty Stores
 13,650            13,650  Abercrombie & Fitch, Class A*           268,495                268,495
          37,150   37,150  Copart Inc.                                        439,856     439,856
                             Total                                 268,495    439,856     708,351

                           Security and Commodity
                           Brokers
 41,450            41,450  Charles Schwab Corporation              360,615                360,615
                           (The)
  3,500             3,500  Prudential Financial, Inc.*              99,960                 99,960
 44,950            44,950    Total                                 460,575          0     460,575

                           Timesharing and
                           Software
 16,400   42,900   59,300  Concord EFS, Inc.*                      261,006    675,246     936,252
 13,450            13,450  Digital Insight Corporation*            211,300                211,300
 10,600    4,600   15,200  eBay Inc.*                              560,051    311,972     872,023
 10,350            10,350  Sabre Holdings Corporation*             200,272                200,272
                             Total                               1,232,629    987,218   2,219,847

                           Trucking and Shipping
  3,750    6,400   10,150  C.H. Robinson Worldwide, Inc.           101,419    199,680     301,099
  2,650             2,650  Hunt (J.B.) Transport Services,          62,368                 62,368
                           Inc.*
                             Total                                 163,787    199,680     363,467

                           Utilities -- Telephone
  7,500             7,500  CenturyTel, Inc.                        168,225                168,225
 40,550            40,550  Citizens Communications                 274,929                274,929
                           Company*
  4,700             4,700  Commonwealth Telephone                  163,443                163,443
                           Enterprises, Inc.*
                             Total                                 606,597          0     606,597
188,800           188,800  TOTAL COMMON STOCKS                  12,219,406 21,556,530  33,775,936

                           PREFERRED STOCK
                           Security and Commodity
                           Brokers
                           Prudential Financial, Inc. and
                           Prudential
                           Financial Capital Trust I,
                           6.75% Equity
  2,950             2,950  Security Units, Convertible             149,860                149,860

                           PUT OPTION
                           Beckman Coulter, Inc.,
                           November 35,
     38                38  Expires 11-16-02                          4,864                  4,864

                           SHORT-TERM
                           SECURITIES
                           Commercial Paper
                           Chemicals -- Petroleum and
                           Inorganic
                           du Pont (E.I.) de Nemours and
                           Company,
    704               704  1.68487%, Master Note                   704,000                 704,000

                           Food and Related
                           General Mills, Inc.,
    723               723  1.9606%, Master Note                    723,000                 723,000

  1,427             1,427  Total Commercial Paper                1,427,000               1,427,000

                           Repurchase Agreement
                           J.P. Morgan Securities Inc.,
                           1.78% Repurchase
                           Agreement dated 9-30-02, to
                           be
  1,116             1,116  repurchased at $1,116,055 on          1,116,000               1,116,000
                           10-1-02 (A)

  2,543             2,543  TOTAL SHORT-TERM                      2,543,000               2,543,000
                           SECURITIES

194,331           194,331  TOTAL INVESTMENT                     14,917,130 21,556,530   36,473,660
                           SECURITIES

                           CASH AND OTHER                          (65,508) 6,746,877    6,681,369
                           ASSETS, NET OF
                           LIABILITIES
                           NET ASSETS                           14,851,622 28,303,407   43,155,029

Notes to Schedule of Investments

     * No income dividends were paid during
       the preceding 12 months.
   (A) Collateralized by $1,142,000 United
       States Treasury Bill, 1.78% due 12-
       26-02;
       market value and accured interest
       aggregate $1,137,812.

Pro Forma Combined Statement of Assets and Liabilities (Unaudited)
(000 omitted)
                                      W&R     Ivy US
                                    Mid Cap  Emerging   Pro forma   Pro Forma for
                                    Growth    Growth   Adjustments    Combined

ASSETS
Investment securities                14,917    21,557                  36,474
Cash                                      1     7,968                   7,969
Receivable for                           85         0                      85
Investment securities sold
Other Assets                             51        18                      69

  Total assets                       15,054    29,543           0      44,597

LIABILITIES
Payable to Fund shareholders             52     1,126                   1,178
Payable to affiliates                     9        29                      38
Other payables                          141        85          24(a)      250

  Total liabilities                     202     1,240          24       1,466

Net Assets                           14,852    28,303         -24      43,131

Class A
  Net Assets                         10,285    16,481         -15(a)   26,751
  Outstanding Shares                  1,638     1,312       1,311(b)    4,262 2,623
  Net asset value per share            6.28     12.56                    6.28

Class B
  Net Assets                          1,395    10,104          -6(a)   11,493
  Outstanding Shares                    227       852         788(b)    1,867 1,640
  Net asset value per share            6.16     11.86                    6.16

Class C
  Net Assets                          2,886     1,238          -3(a)    4,121
  Outstanding Shares                    465       104          95(b)      664   199
  Net asset value per share            6.21     11.85                    6.21

Class Y or Advisor
  Net Assets                            286       480           0(a)      766
  Outstanding Shares                     45        38          37(b)      121    75
  Net asset value per share            6.30     12.71                    6.35

Net Assets
Capital paid In                      25,016    69,487                  94,503
Accumulated net realized gain
  (loss) on investments              -5,600   -42,579                 -48,179
Undistributed net investment
  income (loss)                         -88         0         -24        -112
Net unrealized appreciation
  (depreciation) on investments      -4,476     1,395                  -3,081
     Total Net Assets                14,852    28,303         -24      43,131

(a)  Cost of one time proxy, accounting, legal and other costs borne 50% by
Waddell & Reed Ivy Investment Management Company.
(b)  Share adjustment - removal of old shares and addition of new shares for net assets at NAV per share of each class of surviving fund.

See Notes to Pro
Forma Combined
Financial Statements.

    The following unaudited Pro Forma Combined Statement of Operations for the Acquiring Fund and the Acquired Fund has been derived from the
Statements of Operations of the Acquiring Fund and the Acquired Fund for
the twelve months ended September 30, 2002 and December 31, 2002, respectively. Such information has been adjusted to give effect to the
Reorganization as if it had occurred on October 1, 2001, and reflects Pro
Forma adjustments that are directly attributable to the transaction and are expected to have a continuing impact.

     The unaudited Pro Forma Statement of Operations is presented for informational purposes only and does not purport to be indicative of future operations or the actual results of operations that would have occurred if the Reorganization had been consummated on October 1, 2001.
The unaudited Pro Forma Financial Statements should be read in conjunction with the financial statements and related notes of the respective funds incorporated by reference in this Statement of Additional Information.

    The Pro Forma Combined Statements of Operations do not reflect the expenses of the Acquired Fund or Acquiring Fund in carrying out their obligations under the Agreement and Plan of Reorganization.

Pro Forma Combined Statement of
Operations (Unaudited)
(000 omitted)
                                             W&R      Ivy US
                                           Mid Cap   Emerging   Pro forma   Pro forma
                                           Growth     Growth   Adjustments  Combined

Investment Income
Income
  Dividends                                   67        10                      77
  Interest and amortization                   86        19                     105
    Total income                             153        29           0         182
Expenses
  Investment management fee                  161       398           0(a)      559
  Transfer agent                              97       256         -59(b)      294
  12b-1 service and distribution Class A      33        68                     101
  12b-1 service and distribution Class B      18       164                     182
  12b-1 service and distribution Class C      38        24                      62
  12b-1 service and distribution Class Y /     1         0           1(a)        2
    Advisor
      Other                                   86       288        -278(c)       96
      Total expenses                         434     1,198        -336       1,296
      Expense waiver                        -161         0         161(a)        0
      Net Expenses                           273     1,198        -175       1,296
        Net investment income               -120    -1,169         175      -1,114

Realized and Unrealized Gain (Loss)
on Investments
Realized net gain (loss) on securities    -2,962   -14,560           0     -17,522
Unrealized depreciation in value
  of investments during the period        -1,687    -9,081           0     -10,768
  Net gain (loss) on investments          -4,649   -23,641           0     -28,290

Net increase (decrease) in net assets     -4,769   -24,810         175     -29,404
  resulting from operations

(a) Based on the contract in effect for the surviving fund.
(b) Based on fees for the surviving fund.
(c) Decrease due to economies of scale achieved by merging funds.

See Notes to Pro Forma Combined Financial Statements.

W&R MID CAP GROWTH FUND AND IVY US EMERGING GROWTH FUND
NOTES TO PRO FORMA COMBINED FINANCIAL STATEMENTS
SEPTEMBER 30, 2002
(Unaudited)

Note 1 - Significant Accounting Policies

W&R Mid Cap Growth Fund and Ivy US Emerging Growth Fund (the "Funds") are
registered under the Investment Company Act of 1940 as diversified, open-
end management investment companies. W&R Mid Cap Growth Fund's investment objective is to seek growth. Ivy US Emerging Growth Fund's investment objective is to seek long-term growth, with current income a being a secondary consideration. The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the pro forma combined financial statements. The policies are in conformity with accounting principles generally accepted in the United
States of America.

A. Security valuation -- Each stock and convertible bond is valued at the latest sale price thereof on each business day of the fiscal period as reported by the principal securities exchange on which the issue is traded or, if no sale is reported for a stock, the average of the latest bid and asked prices. Bonds, other than convertible bonds, are valued using a pricing system provided by a pricing service or dealer in bonds. Convertible bonds are valued using this pricing system only on days when there is no sale reported. Stocks which are traded over-the-counter are priced using the Nasdaq Stock
   Market, which provides information on bid and asked prices quoted by major dealers in such stocks. Restricted securities and securities for which quotations are not readily available are valued as determined in good faith in accordance with procedures established by and under the general supervision of the Fund's Board of Directors.
   Short-term debt securities are valued at amortized cost, which approximates market value. Short-term debt securities denominated in foreign currencies are valued at amortized cost in that currency.

B. Security transactions and related investment income -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Securities gains and losses are calculated on the identified cost basis. Premium and discount on the purchase of bonds are amortized for both financial and tax reporting purposes over the remaining lives of the bonds. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-
   dividend date.  Interest income is recorded on the accrual basis.

C. Foreign currency translations -- All assets and liabilities denominated in foreign currencies are translated into U.S. dollars daily. Purchases and sales of investment securities and accruals of income and expenses are translated at the rate of exchange prevailing on the date of the transaction. For assets and liabilities other than investments in securities, net realized and unrealized gains and losses from foreign currency translation arise from changes in currency exchange rates. The respective Fund combines fluctuations from currency exchange rates and fluctuations in market value when computing net realized and unrealized gain or loss from investments.

D. Federal income taxes -- It is the Fund's policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter
   M of the Internal Revenue Code. In addition, the Fund intends to pay distributions as required to avoid imposition of excise tax.
   Accordingly, provision has not been made for Federal income taxes.

E. Dividends and distributions -- Dividends and distributions to shareholders are recorded by each Fund on the business day following record date. Net investment income dividends and capital gains distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as deferral of wash sales and post-October losses, foreign currency transactions, net operating losses and expiring capital loss carryovers.

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 2 -- Investment Management And Payments To Affiliated Persons

Waddell & Reed Investment Management Company ("WRIMCO"), a wholly owned subsidiary of Waddell & Reed, Inc. ("W&R"), serves as investment manager for W&R Mid Cap Growth Fund. WRIMCO provides advice and supervises investments for which services it is paid a fee. The fee is payable by the
Fund at the following annual rates:

                                                          Annual
    Fund                    Net Assets Breakpoints          Rate
    ------------------------------------------------------------
    W&R Mid Cap Growth     Up to $1 Billion                .850%
     Fund                  Over $1 Billion up to
                             $2 Billion                    .830%
                           Over $2 Billion up to
                             $3 Billion                    .800%
                           Over $3 Billion                 .760%

The fee is accrued and paid daily. However, WRIMCO has agreed to waive the
Fund's management fee on any day that the Fund's net assets are less than
$25 million, subject to WRIMCO's right to change or modify this waiver.
During the period ended September 30, 2002, WRIMCO voluntarily waived its fee in the amount of $161,119.

The Fund also reimburses WRIMCO for certain expenses, including additional
Fund-related security costs incurred by WRIMCO as a result of the
September 11, 2001 terrorist activities. The amount reimbursed represents the Fund's share of the incremental security-related costs including the cost of using private transportation for WRIMCO's personnel in lieu of commercial transportation, certain security-related personnel and facilities costs. At September 30, 2002, additional security costs amounted to $1,335, which is included in other expenses.

The Fund has an Accounting Services Agreement with Waddell & Reed Services
Company ("WRSCO"), a wholly owned subsidiary of W&R. Under the agreement,
WRSCO acts as the agent in providing bookkeeping and accounting services and assistance to the Fund, including maintenance of Fund records, pricing of Fund shares, preparation of prospectuses for existing shareholders, preparation of proxy statements and certain shareholder reports. For these services, the Fund pays WRSCO a monthly fee of one-twelfth of the annual fee shown in the following table.

                       Accounting Services Fee

        Average Net Asset Level          Annual Fee Rate
            (in millions)                 for Each Level
       -----------------------           ---------------

        From  $    0 to $   10              $      0
        From  $   10 to $   25              $ 11,000
        From  $   25 to $   50              $ 22,000
        From  $   50 to $  100              $ 33,000
        From  $  100 to $  200              $ 44,000
        From  $  200 to $  350              $ 55,000
        From  $  350 to $  550              $ 66,000
        From  $  550 to $  750              $ 77,000
        From  $  750 to $1,000              $ 93,500
              $1,000 and Over               $110,000

In addition, for each class of shares in excess of one, each Fund pays the
Agent a monthly per-class fee equal to 2.5% of the monthly base fee.

For Class A, Class B and Class C shares, the Fund pays WRSCO a monthly per account charge for shareholder servicing of $1.5042 for each shareholder account which was in existence at any time during the prior month. With respect to Class Y shares, the Fund pays WRSCO a monthly fee at an annual rate of 0.15% of the average daily net assets of the class for the preceding month. The Fund also reimburses W&R and WRSCO for certain out-
of-pocket costs for all classes.

As principal underwriter for the Fund's shares, W&R receives gross sales commissions (which are not an expense of the Fund) for Class A shares. A contingent deferred sales charge ("CDSC") may be assessed against a shareholder's redemption amount of Class B, Class C or certain Class A shares and is paid to W&R. During the period ended September 30, 2002, W&R received the following amounts in gross sales commissions and deferred sales charges:

                                                 CDSC
                          Gross Sales   ------------------------
                          Commissions  Class A   Class B   Class C
    W&R Mid Cap
      Growth Fund..........   $73,675   $---     $7,020      $982

With respect to Class A, Class B and Class C shares, W&R pays sales commissions and all expenses in connection with the sale of the Fund's shares, except for registration fees and related expenses. During the period ended September 30, 2002, W&R paid $ 56,798.

Under a Distribution and Service Plan for Class A shares adopted by the
Fund pursuant to Rule 12b-1 under the Investment Company Act of 1940, the
Fund may pay a distribution and/or service fee to W&R in an amount not to exceed 0.25% of the Fund's average annual net assets. The fee is to be paid to compensate W&R for amounts it expends in connection with the distribution of the Class A shares and/or provision of personal services to Fund shareholders and/or maintenance of shareholder accounts.

Under the Distribution and Service Plan adopted by the Fund for Class B shares and Class C shares, respectively, the Fund may pay W&R a service fee not to exceed 0.25% and a distribution fee not to exceed 0.75% of the
Fund's average annual net assets attributable to that class to compensate
W&R for its services in connection with the distribution of shares of that class and/or the service and/or maintenance of shareholder accounts of that class. The Class B Plan and the Class C Plan each permit W&R to receive compensation, through the distribution fee and service fee, respectively, for its distribution activities for that class, which are similar to the distribution activities described with respect to the Class
A Plan, and for its activities in providing personal services to shareholders of that class and/or maintaining shareholder accounts of that class, which are similar to the corresponding activities for which it is entitled to compensation under the Class A Plan.

Under the Class Y Plan, the Fund may pay W&R a fee of up to 0.25%, on an
annual basis, of the average daily net assets of its Class Y shares to compensate W&R for, either directly or through third parties, distributing the Class Y shares of that Fund, providing personal service to Class Y shareholders and/or maintaining Class Y shareholder accounts.

The Fund paid Directors' fees of $873, which are included in other expenses.

W&R is a subsidiary of Waddell & Reed Financial, Inc., a public holding company, and a direct subsidiary of Waddell & Reed Financial Services,
Inc., a holding company.

                                APPENDIX A

                       Additional Information About the
                            W&R Mid Cap Growth Fund
                          a Series of W&R Funds, Inc.

                             6300 Lamar Avenue

                              P. O. Box 29217

                    Shawnee Mission, Kansas  66201-9217

                               913-236-2000
                                888-WADDELL

                               July 29, 2002

                    STATEMENT OF ADDITIONAL INFORMATION

     This Statement of Additional Information (SAI) is not a prospectus.
Investors should read this SAI in conjunction with the prospectuses
(Prospectuses) for W&R Funds, Inc. (W&R Funds) dated July 29, 2002, which may be obtained from W&R Funds or its principal underwriter and distributor, Waddell & Reed, Inc., at the address or telephone number shown above.

     Performance Information...........................

     Investment Strategies, Policies and Practices.....

     Investment Management and Other Services..........

     Purchase, Redemption and Pricing of Shares........

     Directors and Officers............................

     Payments to Shareholders..........................

     Taxes.............................................

     Portfolio Transactions and Brokerage..............

     Other Information.................................

     Appendix A........................................

     Financial Statements..............................

     W&R Funds, Inc. (formerly known as Waddell & Reed Funds, Inc.) is a mutual fund, an investment that pools shareholders' money and invests it toward a specified goal. In technical terms, the Fund is an open-end, diversified management company organized as a Maryland corporation on
January 29, 1992.

                          PERFORMANCE INFORMATION

     W&R Fund's principal underwriter and distributor, Waddell & Reed, Inc.
(Waddell & Reed), or W&R Funds may, from time to time, publish for one or more of the twelve Funds (each a Fund and collectively the Funds) total return information, yield information and/or performance rankings in advertisements and sales materials.

Average Annual Total Returns (Before Taxes)

     Each Fund, when advertising average annual total return before taxes for a class of its shares, computes such return by determining the average annual compounded rate of return during specified periods that equates the initial amount invested to the ending redeemable value of such investment according to the following formula:

                n
        P(1 + T)  = ERV

        Where:  P = a hypothetical initial payment of $1,000
                T = average annual total return
                n = period covered by computation expressed in years
              ERV = ending redeemable value of a hypothetical $1,000
                    payment made at the beginning of the 1-, 5-, or 10-year
                    periods at the end of the 1-, 5-, or 10-year periods
                    (or fractional portion).

     The calculation for average annual total returns before taxes is made assuming that (1) the maximum sales load (or other charges deducted from payments) is deducted from the initial $1,000 investment; and (2) all distributions by the Fund are reinvested at the price stated in the prospectus on the reinvestment dates during the period.

     The ending redeemable value (variable "ERV" in the formula) is determined by assuming complete redemption of the hypothetical investment and the deduction of all non-recurring charges and the applicable sales charge at the end of the measuring period.

     The average annual total return quotations for the Class A shares of each Fund with the maximum sales load deducted as of March 31, 2002, which is the date of the most recent balance sheet included in the Funds' Annual
Report to Shareholders, which is incorporated into this SAI by reference, for the periods shown were as follows:

                                  One-Year      Period
                                    Period        from
                                      from       Class
                                    4-1-01   Inception    Date of
                                      to         to         Class
                                   3-31-02    3-31-02    Inception
W&R Asset
  Strategy Fund                      -6.93%     -6.19%    7-10-00
W&R Core Equity Fund                 -8.74%    -14.57%     7-3-00
W&R High Income Fund                  2.23%      1.79%     7-3-00
W&R International
  Growth Fund                       -22.83%    -29.61%     7-3-00
W&R Large Cap
  Growth Fund                        -8.43%     -7.25%    6-30-00
W&R Limited-Term
  Bond Fund                           0.94%      4.88%    8-17-00
W&R Mid Cap
  Growth Fund                        -7.32%     -7.50%    6-30-00
W&R Municipal
  Bond Fund                           0.90%      3.38%    9-15-00
W&R Science and
  Technology Fund                    -4.28%    -21.81%     7-3-00
W&R Small Cap
  Growth Fund                         5.84%    -14.64%     7-3-00
W&R Tax-Managed
  Equity Fund                       -15.71%    -24.88%    6-30-00

     The average annual total return quotations for the Class A shares of each Fund without sales load deducted as of March 31, 2002, which is the date of the most recent balance sheet included in the Funds' Annual Report to Shareholders, which is incorporated into this SAI by reference, for the periods shown were as follows:

                                  One-Year      Period
                                    Period        from
                                      from       Class
                                    4-1-01   Inception     Date of
                                     to          to          Class
                                   3-31-02     3-31-02   Inception
W&R Asset
  Strategy Fund                      -1.25%     -2.91%    7-10-00
W&R Core Equity Fund                 -3.18%    -11.62%     7-3-00
W&R High Income Fund                  8.46%      5.31%     7-3-00
W&R International
  Growth Fund                       -18.12%    -27.18%     7-3-00
W&R Large Cap
  Growth Fund                        -2.85%     -4.06%    6-30-00
W&R Limited-Term
  Bond Fund                           5.42%      7.73%    8-17-00
W&R Mid Cap
  Growth Fund                        -1.67%     -4.32%    6-30-00
W&R Municipal
  Bond Fund                           5.38%      6.34%    9-15-00
W&R Science and
  Technology Fund                     1.56%    -19.10%     7-3-00
W&R Small Cap
  Growth Fund                        12.30%    -11.69%     7-3-00
W&R Tax-Managed
  Equity Fund                       -10.57%    -22.29%    6-30-00

     The average annual total return quotations for the Class B shares of each Fund with the maximum deferred sales charge deducted as of March 31,
2002, which is the date of the most recent balance sheet included in the
Funds' Annual Report to Shareholders, which is incorporated into this SAI by reference, for the periods shown were as follows:

                                   One-Year     Period
                                     Period       from
                                       from      Class
                                     4-1-01  Inception    Date of
                                      to         to         Class
                                    3-31-02    3-31-02   Inception
W&R Asset
  Strategy Fund                      -5.82%     -5.43%     7-3-00
W&R Core Equity Fund                 -7.76%    -14.93%    7-11-00
W&R High Income Fund                  3.66%      2.32%    7-18-00
W&R International
  Growth Fund                       -22.16%    -29.71%    7-10-00
W&R Large Cap
  Growth Fund                        -7.97%     -7.62%     7-6-00
W&R Limited-Term
  Bond Fund                           0.52%      4.74%     7-3-00
W&R Mid Cap
  Growth Fund                        -6.75%     -7.74%     7-6-00
W&R Municipal
  Bond Fund                          -0.03%      2.90%     8-8-00
W&R Science and
  Technology Fund                    -3.44%    -21.24%     7-3-00
W&R Small Cap
  Growth Fund                         7.11%    -12.95%     7-6-00
W&R Tax-Managed
  Equity Fund                       -14.92%    -25.60%    7-13-00

     The average annual total return quotations for the Class B shares of each Fund without the maximum deferred sales charge deducted as of March
31, 2002, which is the date of the most recent balance sheet included in the Funds' Annual Report to Shareholders, which is incorporated into this
SAI by reference, for the periods shown were as follows:

                                   One-Year     Period
                                     Period       from
                                       from      Class
                                     4-1-01  Inception    Date of
                                      to         to         Class
                                    3-31-02    3-31-02  Inception
W&R Asset
  Strategy Fund                      -2.03%     -3.66%     7-3-00
W&R Core Equity Fund                 -4.06%    -13.32%    7-11-00
W&R High Income Fund                  7.64%      4.48%    7-18-00
W&R International
  Growth Fund                       -18.93%    -28.55%    7-10-00
W&R Large Cap
  Growth Fund                        -4.13%     -5.43%     7-6-00
W&R Limited-Term
  Bond Fund                           4.52%      6.94%     7-3-00
W&R Mid Cap
  Growth Fund                        -2.87%     -5.60%     7-6-00
W&R Municipal
  Bond Fund                           3.97%      5.27%     8-8-00
W&R Science and
  Technology Fund                     0.56%    -19.85%     7-3-00
W&R Small Cap
  Growth Fund                        11.11%    -11.58%     7-6-00
W&R Tax-Managed
  Equity Fund                       -11.38%    -23.81%    7-13-00

     The average annual total return quotations for the Class C shares of each fund as of March 31, 2002, which is the date of the most recent balance sheet included in the Funds' Annual Report to Shareholders, which is incorporated into this SAI by reference, for the periods shown were as follows:

                        One-Year   Five-Year    Period
                          Period     Period       from
                            from       from      Class
                          4-1-01     4-1-97  Inception      Date of
                           to         to         to           Class
                         3-31-02    3-31-02    3-31-02    Inception
W&R Asset
  Strategy Fund           -1.98%     10.76%      7.95%    4-20-95[1]
W&R Core Equity Fund
                          -3.94%      8.35%     11.18%    9-21-92[1]
W&R High Income Fund
                           7.58%         NA      3.72%    7-31-97[1]
W&R International
  Growth Fund            -18.73%      7.41%      7.41%    9-21-92[1]
W&R Large Cap
  Growth Fund             -3.60%         NA     -4.88%     7-3-00
W&R Limited-Term
  Bond Fund                4.46%      5.25%      4.58%    9-21-92[1]
W&R Mid Cap
  Growth Fund             -2.53%         NA     -5.24%     7-3-00
W&R Municipal
  Bond Fund                4.40%      4.22%      5.07%    9-21-92[1]
W&R Science and
  Technology Fund          0.89%         NA     20.64%    7-31-97[1]
W&R Small Cap
  Growth Fund             11.30%     20.26%     18.50%    9-21-92[1]
W&R Tax-Managed
  Equity Fund            -11.36%         NA    -23.29%     7-6-00

The returns shown are based on the performance of the Fund's prior Class B.
On March 24, 2000, that Class B was combined with and redesignated as Class
C, which had commenced operations on October 4, 1999. The prior Class B performance has been adjusted to reflect the current CDSC structure applicable to Class C. Accordingly, these returns reflect no CDSC since it only applies to Class C shares held for twelve months or less.

  [1]Date of initial public offering of prior Class B shares.

     W&R International Growth Fund (formerly Global Income Fund) changed its name and investment objective effective April 20, 1995. Prior to this change, this Fund's policies related to providing a high level of current income rather than long-term appreciation.

     The average annual total return quotations for Class Y shares as of
March 31, 2002, which is the date of the most recent balance sheet included in the Funds' Annual Report to Shareholders, which is incorporated into this SAI by reference, for the periods shown were as follows:

                          One-Year   Five-Year  Period
                          Period     Period     from
                          from       from       Class
                          4-1-01     4-1-97     Inception  Date of
                           to         to         to         Class
                         3-31-02    3-31-02     3-31-02    Inception
W&R Asset
  Strategy Fund           -1.14%     11.75%      9.25%   12-29-95
W&R Core Equity Fund      -3.18%      9.24%     10.56%   12-29-95
W&R High Income Fund       8.50%         NA      3.86%   12-30-98
W&R International
  Growth Fund            -17.79%      8.45%     11.15%   12-29-95
W&R Large Cap
  Growth Fund             -2.74%         NA     -4.10%     7-6-00
W&R Limited-Term
  Bond Fund                5.41%      6.19%      5.55%   12-29-95
W&R Mid Cap
  Growth Fund             -1.52%         NA     -5.55%    7-10-00
W&R Municipal
  Bond Fund                5.10%         NA      2.76%   12-30-98[1]
W&R Science and
  Technology Fund          1.92%         NA     20.28%     6-9-98
W&R Small Cap
  Growth Fund             12.33%     21.28%     15.39%   12-29-95
W&R Tax-Managed
  Equity Fund[2]              NA         NA         NA         NA

[1]All outstanding shares were redeemed on 6-23-97. Operations of the class recommenced on 12-30-98.

[2]As of March 31, 2002, no Class Y shares have been issued.

Average Annual Total Returns (After Taxes on Distributions)

     Each Fund, when advertising average annual total return after taxes on distributions for a class of its shares, computes such return by determining the average annual compounded rate of return during specified periods that equates the initial amount invested to the ending value of such investment according to the following formula:

                n
        P(1 + T)  = ATVD

        Where:  P = a hypothetical initial payment of $1,000
                T = average annual total return (after taxes on
                    distributions)
                n = period covered by computation expressed in years
             ATVD = ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods at the
                    end of the 1-, 5-, or 10-year periods (or fractional
                    portion), after taxes on fund distributions but not
                    after taxes on redemption.

     The calculation for average annual total returns after taxes on distributions is made assuming that (1) the maximum sales load (or other charges deducted from payments) is deducted from the initial $1,000 investment; and (2) all distributions by the Fund, less taxes due on such distributions, are reinvested at the price stated in the prospectus on the reinvestment dates during the period.

     The ending value (variable "ATVD" in the formula) is determined by assuming complete redemption of the hypothetical investment after deduction of all non-recurring charges and the applicable sales charge at the end of the measuring period. The Fund assumes that the redemption has no tax consequences.

     The Fund calculates the taxes due on any distributions by applying the applicable tax rates to each component of the distributions (i.e., ordinary income, short-term capital gain, long-term capital gain). The taxable amount and tax character of each distribution will be as specified by the
Fund on the dividend declaration date, unless adjusted to reflect subsequent recharacterizations of distributions. Distributions are adjusted to reflect the Federal tax impact of the distribution on an individual taxpayer on the reinvestment date. The effect of applicable tax credits, such as the foreign tax credit, are taken into account in accordance with
Federal tax law. The Fund calculates taxes due on any distributions using the highest individual marginal Federal income tax rates in effect on the reinvestment date. Note that the required tax rates may vary over the measurement period. The Fund has disregarded any potential tax liabilities other than Federal tax liabilities (e.g., state and local taxes); the effect of phaseouts of certain exemptions, deductions, and credits at various income levels; and the impact of the Federal alternative minimum tax.

     The quotations for average annual total return after taxes on distributions for the Class A shares of the following Funds with the maximum sales load deducted as of March 31, 2002, which is the date of the most recent balance sheet included in the Funds' Annual Report to
Shareholders, which is incorporated into this SAI by reference, for the periods shown were as follows:

                                 One-Year   Period
                                 Period     from
                                 from       Class
                                 4-1-01     Inception  Date of
                                 to         to         Class
                                 3-31-02    3-31-02    Inception
W&R Large Cap
  Growth Fund                        -8.43%     -7.45%    6-30-00
W&R Mid Cap
  Growth Fund                        -7.52%     -8.29%    6-30-00
W&R Tax-Managed
  Equity Fund                       -15.71%    -24.88%    6-30-00

     The quotations for average annual total return after taxes on distributions for the Class C shares of the following Funds as of March 31,
2002, which is the date of the most recent balance sheet included in the
Funds' Annual Report to Shareholders, which is incorporated into this SAI by reference, for the periods shown were as follows:

                           One-Year   Five-Year  Period
                           Period     Period     from
                           from       from       Class
                           4-1-01     4-1-97     Inception  Date of
                             to         to         to         Class
                           3-31-02    3-31-02    3-31-02    Inception
W&R Asset
  Strategy Fund           -3.06%      8.08%      5.77%      4-20-95[1]
W&R Core Equity Fund      -4.62%      6.46%     10.12%      9-21-92[1]
W&R High Income Fund       4.28%         NA      0.83%      7-31-97[1]
W&R International
  Growth Fund            -18.78%      3.73%      5.00%      9-21-92[1]
W&R Limited-Term
  Bond Fund                2.82%      3.39%      2.84%      9-21-92[1]
W&R Municipal
  Bond Fund                4.37%      4.03%      4.89%      9-21-92[1]
W&R Science and
  Technology Fund          0.86%         NA     19.14%      7-31-97
W&R Small Cap
  Growth Fund             11.30%     15.66%     15.66%      9-21-92[1]

The returns shown are based on the performance of the Fund's prior Class B.
On March 24, 2000, that Class B was combined with and redesignated as Class
C, which had commenced operations on October 4, 1999. The prior Class B performance has been adjusted to reflect the current CDSC structure applicable to Class C. Accordingly, these returns reflect no CDSC since it only applies to Class C shares held for twelve months or less.

  [1]Date of initial public offering of prior Class B shares.

Average Annual Total Returns (After Taxes on Distributions and Redemption
of Shares)

     Each Fund, when advertising average annual total return after taxes on distributions and redemption for a class of its shares, computes such return by determining the average annual compounded rate of return during specified periods that equates the initial amount invested to the ending value of such investment according to the following formula:

                n
        P(1 + T)  = ATVDR

        Where:  P = a hypothetical initial payment of $1,000
                T = average annual total return (after taxes on
                    distributions and redemption)
                n = period covered by computation expressed in years
            ATVDR = ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods at the
                    end of the 1-, 5-, or 10-year periods (or fractional
                    portion), after taxes on fund distributions and
                    redemption.

     The calculation for average annual total returns after taxes on distributions and redemption is made assuming that (1) the maximum sales load (or other charges deducted from payments) is deducted from the initial
$1,000 investment; and (2) all distributions by the Fund, less taxes due on such distributions, are reinvested at the price stated in the prospectus on the reinvestment dates during the period.

     The Fund calculates the taxes due on any distributions as described above under Average Annual Total Returns (After Taxes on Distributions).

     The ending value (variable "ATVDR" in the formula) is determined by assuming complete redemption of the hypothetical investment after deduction of all non-recurring charges and the applicable sales charge at the end of the measuring period. The Fund calculates the capital gain or loss upon redemption by subtracting the tax basis from the redemption proceeds (after deducting any non-recurring charges). The Fund separately tracks the basis of shares acquired through the $1,000 initial hypothetical investment and each subsequent purchase through reinvested distributions. In determining the basis for a reinvested distribution, the Fund includes the distribution net of taxes assumed paid from the distribution. Tax basis is adjusted for any distributions representing returns of capital and any other tax basis adjustments that would apply to an individual taxpayer, as permitted by applicable Federal tax law.

     The amount and character (e.g., short-term or long-term) of capital gain or loss upon redemption is separately determined for shares acquired through the hypothetical $1,000 initial investment and each subsequent purchase through reinvested distributions. The Fund does not assume that shares acquired through reinvestment of distributions have the same holding period as the initial $1,000 investment. The tax character is determined by the length of the measurement period in the case of the initial $1,000 investment and the length of the period between reinvestment and the end of the measurement period in the case of reinvested distributions.

     The Fund calculates capital gain taxes (or the benefit resulting from tax losses) using the highest Federal individual capital gains tax rate for gains of the appropriate character in effect on the redemption date and in accordance with Federal tax law applicable on the redemption date. The Fund assumes that a shareholder has sufficient capital gains of the same character from other investments to offset any capital losses from the redemption so that the taxpayer may deduct the capital losses in full.

     The quotations for average annual total return after taxes on distributions and redemption of shares for the Class A shares of the following Funds with the maximum sales load deducted as of March 31, 2002, which is the date of the most recent balance sheet included in the Funds'
Annual Report to Shareholders, which is incorporated into this SAI by reference, for the periods shown were as follows:

                                 One-Year   Period
                                 Period     from
                                 from       Class
                                  4-1-01    Inception  Date of
                                   to         to         Class
                                 3-31-02    3-31-02    Inception
W&R Large Cap
  Growth Fund                        -5.18%     -5.80%    6-30-00
W&R Mid Cap
  Growth Fund                        -4.42%     -6.11%    6-30-00
W&R Tax-Managed
  Equity Fund                        -9.65%    -19.45%    6-30-00

     The quotations for average annual total return after taxes on distributions and redemption of shares for the Class C shares of the following Funds as of March 31, 2002, which is the date of the most recent balance sheet included in the Funds' Annual Report to Shareholders, which is incorporated into this SAI by reference, for the periods shown were as follows:

                          One-Year   Five-Year  Period
                          Period     Period     from
                          from       from       Class
                          4-1-01     4-1-97     Inception  Date of
                            to         to         to         Class
                          3-31-02    3-31-02    3-31-02    Inception
W&R Asset
  Strategy Fund           -0.56%      8.22%      5.97%      4-20-95[1]
W&R Core Equity Fund
                          -1.55%      7.30%      9.83%      9-21-92[1]
W&R High Income Fund
                           5.76%         NA      2.18%      7-31-97[1]
W&R International
  Growth Fund            -11.43%      6.09%      5.97%      9-21-92[1]
W&R Limited-Term
  Bond Fund                3.34%      3.68%      3.13%      9-21-92[1]
W&R Municipal
  Bond Fund                4.06%      4.12%      4.84%      9-21-92[1]
W&R Science and
  Technology Fund          0.57%         NA     18.06%      7-31-97
W&R Small Cap
  Growth Fund              6.94%     16.71%     15.76%      9-21-92[1]

The returns shown are based on the performance of the Fund's prior Class B.
On March 24, 2000, that Class B was combined with and redesignated as Class
C, which had commenced operations on October 4, 1999. The prior Class B performance has been adjusted to reflect the current CDSC structure applicable to Class C. Accordingly, these returns reflect no CDSC since it only applies to Class C shares held for twelve months or less.

  [1]Date of initial public offering of prior Class B shares.

     Non-standardized performance information may also be presented that may not reflect the initial front-end sales charge or the deferred sales charge.

     A Fund may also quote unaveraged or cumulative total return for a class which reflects the change in value of an investment in that class over a stated period of time. Cumulative total returns will be calculated according to the formula indicated above but without averaging the rate for the number of years in the period.

Yield

     Yield refers to the income generated by an investment in a Fund over a given period of time. A yield quoted for a class of a Fund is computed by dividing the net investment income per share of that class earned during the period for which the yield is shown by the maximum offering price per share of that class on the last day of that period according to the following formula:

                                  6
         Yield = 2((((a - b)/cd)+1) -1)

     Where, with respect to a particular class of a Fund:
            a =  dividends and interest earned during the period.
            b =  expenses accrued for the period (net of reimbursements).
            c =  the average daily number of shares of the class
                 outstanding during the period that were entitled to
                 receive dividends.
            d =  the maximum offering price per share of the class on the last day of the period.

     The yields computed according to the formula for the 30-day period ended on March 31, 2002, the date of the most recent balance sheet included in the Funds' Annual Report to Shareholders, which is incorporated into this SAI by reference, for Class A shares of each of W&R High Income Fund,
W&R Limited-Term Bond Fund and W&R Municipal Bond Fund are:

W&R High Income Fund             9.60%
W&R Limited-Term Bond Fund       4.46%
W&R Municipal Bond Fund          4.57%

     The yields computed according to the formula for the 30-day period ended on March 31, 2002, the date of the most recent balance sheet included in the Funds' Annual Report to Shareholders, which is incorporated into this SAI by reference, for Class B shares of each of W&R High Income Fund,
W&R Limited-Term Bond Fund and W&R Municipal Bond Fund are:

W&R High Income Fund             9.14%
W&R Limited-Term Bond Fund       3.76%
W&R Municipal Bond Fund          3.64%

     The yields computed according to the formula for the 30-day period ended on March 31, 2002, the date of the most recent balance sheet included in the Funds' Annual Report to Shareholders, which is incorporated into this SAI by reference, for Class C shares of each of W&R High Income Fund,
W&R Limited-Term Bond Fund and W&R Municipal Bond Fund are:

W&R High Income Fund             9.26%
W&R Limited-Term Bond Fund       3.73%
W&R Municipal Bond Fund          3.93%

     The yield computed according to the formula for the 30-day period ended on March 31, 2002, the date of the most recent balance sheet included in the Funds' Annual Report to Shareholders, which is incorporated into this SAI by reference, for Class Y shares of each of W&R High Income Fund,
W&R Limited-Term Bond Fund and W&R Municipal Bond Fund are:

W&R High Income Fund             10.22%
W&R Limited-Term Bond Fund       4.59%
W&R Municipal Bond Fund          4.62%

     W&R Municipal Bond Fund may also advertise or include in sales materials its tax equivalent yield, which is calculated by applying the stated income tax rate to only the net investment income exempt from taxation according to a standard formula which provides for computation of tax equivalent yield by dividing that portion of the Fund's yield which is tax-exempt by one minus a stated income tax rate and adding the product to that portion, if any, of the yield of the Fund that is not tax-exempt.

     The tax equivalent yield for shares of W&R Municipal Bond Fund computed according to the formula for the 30-day period ended on March 31,
2002, the date of the most recent balance sheet included in the Funds'
Annual Report to Shareholders, which is incorporated into this SAI by reference, is:

 Class      10%       15%       27%       30%       35%      38.6%
A shares   5.07%     5.37%     6.24%     6.50%     7.00%     7.41%
B shares   4.04%     4.27%     4.96%     5.17%     5.57%     5.89%
C shares   4.36%     4.62%     5.37%     5.59%     6.02%     6.37%
Y shares   5.12%     5.42%     6.30%     6.56%     7.06%     7.47%

     The following information relates to W&R Money Market Fund. There are two methods by which yield is calculated for a specified time period for a class of shares of the Fund. The first method, which results in an amount referred to as the "current yield," assumes an account containing exactly one share of the applicable class at the beginning of the period. The NAV of this share will be $1.00, except under extraordinary circumstances. The net change in the value of the account during the period is then determined by subtracting this beginning value from the value of the account at the end of the period which will include all dividends accrued for a share of such class; however, capital changes are excluded from the calculation,
i.e., realized gains and losses from the sale of securities and unrealized appreciation and depreciation. However, so that the change will not reflect the capital changes to be excluded, the dividends used in the yield computation may not be the same as the dividends actually declared, as certain realized gains and losses and, under unusual circumstances, unrealized gains and losses (see Purchase, Redemption and Pricing of
Shares), will be taken into account in the calculation of dividends actually declared. Instead, the dividends used in the yield calculation will be those which would have been declared if the capital changes had not affected the dividends.

     This net change in the account value is then divided by the value of the account at the beginning of the period (i.e., normally $1.00 as discussed above) and the resulting figure (referred to as the base period return) is then annualized by multiplying it by 365 and dividing it by the number of days in the period with the resulting current yield figure carried to at least the nearest hundredth of one percent.

     The second method results in a figure referred to as the "effective yield."  This represents an annualization of the current yield with dividends reinvested daily. Effective yield is calculated by compounding the base period return by adding 1, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result and rounding the result to the nearest hundredth of one percent according to the following formula:

                                                 365/7
EFFECTIVE YIELD = [(BASE PERIOD RETURN + 1)]      - 1

     The yield for W&R Money Market Fund's Class A shares, Class B shares and Class C shares as calculated above for the seven days ended March 31,
2002, the date of the most recent balance sheet included in the Funds'
Annual Report to Shareholders, which is incorporated into this SAI by reference, was 1.71%, 0.65% and 0.67%, respectively. The effective yield calculated for the same period was 1.72%, 0.65% and 0.67%, respectively.

     Changes in yields primarily reflect different interest rates received by a Fund as its portfolio securities change. Yield is also affected by portfolio quality, portfolio maturity, type of securities held and operating expenses.

Performance Rankings and Other Information

     Waddell & Reed or W&R Funds may also publish, for one or more of the twelve Funds, in advertisements or sales material performance rankings as published by recognized independent mutual fund statistical services such as Lipper Analytical Services, Inc., or by publications of general interest such as The Wall Street Journal, Business Week, Barron's, Fortune,
Morningstar, etc. Each class of a Fund may also compare its performance to that of other selected mutual funds or selected recognized market indicators such as the Standard & Poor's 500 Composite Stock Price Index
and the Dow Jones Industrial Average. Performance information may be quoted numerically or presented in a table, graph or other illustration. In connection with a ranking, a Fund may provide additional information, such as the particular category to which it related, the number of funds in the category, the criteria upon which the ranking is based, and the effect of sales charges, fee waivers and/or expense reimbursements.

     Performance information for a Fund may be accompanied by information about market conditions and other factors that affected the Fund's performance for the period(s) shown.

     All performance information that a Fund advertises or includes in sales material is historical in nature and is not intended to represent or guarantee future results. The value of a Fund's shares when redeemed may be more or less than their original cost.

               INVESTMENT STRATEGIES, POLICIES AND PRACTICES

     This SAI supplements the information contained in the Prospectuses and contains more detailed information about the investment strategies and policies that W&R Funds' investment manager, Waddell & Reed Investment
Management Company (WRIMCO), may employ and the types of instruments in which a Fund may invest, in pursuit of a Fund's goal(s). A summary of the risks associated with these instrument types and investment practices is included as well.

     WRIMCO might not buy all of these instruments or use all of these techniques, or use them to the full extent permitted by a Fund's investment policies and restrictions. WRIMCO buys an instrument or uses a technique only if it believes that doing so will help a Fund achieve its goal(s). See
Investment Restrictions and Limitations for a listing of the fundamental and non-fundamental, or operating, investment restrictions and policies of each Fund.

W&R Asset Strategy Fund

     W&R Asset Strategy Fund allocates its assets among the following classes, or types, of investments:

     The short-term class includes all types of domestic and foreign securities and money market instruments with remaining maturities of three years or less. WRIMCO will seek to maximize total return within the short-
term asset class by taking advantage of yield differentials between different instruments, issuers, and currencies. Short-term instruments may include corporate debt securities, such as commercial paper and notes;
government securities issued by U.S. or foreign governments or their agencies or instrumentalities; bank deposits and other financial institution obligations; repurchase agreements involving any type of security in which the Fund may invest; and other similar short-term instruments. These instruments may be denominated in U.S. dollars or a foreign currency.

     The bond class includes all varieties of domestic and foreign fixed-
income securities with remaining maturities greater than three years.
WRIMCO seeks to maximize total return within the bond class by adjusting
W&R Asset Strategy Fund's investments in securities with different credit qualities, maturities, and coupon or dividend rates, and by seeking to take advantage of yield differentials between securities. Securities in this class may include bonds, notes, adjustable-rate preferred stocks, convertible bonds, mortgage-related and asset-backed securities, domestic and foreign government and government agency securities, zero coupon bonds, and other intermediate and long-term securities. As with the short-term class, these securities may be denominated in U.S. dollars or a foreign currency. W&R Asset Strategy Fund may not invest more than 35% of its total assets in lower quality, high-yielding debt securities.

     The stock class includes domestic and foreign equity securities of all types (other than adjustable rate preferred stocks, which are included in the bond class). WRIMCO seeks to maximize total return within this asset class by allocating assets to industry sectors expected to benefit from major trends, and to individual stocks that WRIMCO believes to have superior growth potential. Securities in the stock class may include common stocks, fixed-rate preferred stocks (including convertible preferred stocks), warrants, rights, depositary receipts, securities of investment companies, and other equity securities issued by companies of any size, located anywhere in the world.

     WRIMCO seeks to take advantage of yield differentials by considering the purchase or sale of instruments when differentials on spreads between various grades and maturities of such instruments approach extreme levels relative to long-term norms.

     In making asset allocation decisions, WRIMCO typically evaluates projections of risk, market conditions, economic conditions, volatility, yields, and returns.

     The ability of W&R Asset Strategy Fund to purchase and hold precious metals such as gold, silver and platinum may allow it to benefit from a potential increase in the price of precious metals or stability in the price of such metals at a time when the value of securities may be declining. For example, during periods of declining stock prices, the price of gold may increase or remain stable, while the value of the stock market may be subject to a general decline.

     Precious metal prices are affected by various factors, such as economic conditions, political events and monetary policies. As a result, the price of gold, silver or platinum may fluctuate widely. The sole source of return to W&R Asset Strategy Fund from such investments will be gains realized on sales; a negative return will be realized if the metal is sold at a loss. Investments in precious metals do not provide a yield. W&R Asset
Strategy Fund's direct investment in precious metals is limited by tax considerations. See Taxes.

W&R High Income Fund

     W&R High Income Fund may invest in certain high-yield, high-risk, non-
investment grade debt securities rated BB or below by Standard & Poor's
(S&P) or Ba or below by Moody's Corporation (Moody's) or, if unrated, judged by WRIMCO to be of equivalent quality (commonly referred to as junk bonds). The market for such securities may differ from that for investment grade debt securities. See the discussion below for information about the risks associated with non-investment grade debt securities. See Appendix A to this SAI for a more complete description of bond ratings.

W&R Money Market Fund

     W&R Money Market Fund may only invest in the money market obligations and instruments listed below. In addition, as a money market fund, and in order for the Fund to use the amortized cost method of valuing its portfolio securities, the Fund must comply with Rule 2a-7 (Rule 2a-7) under the Investment Company Act of 1940, as amended (1940 Act). Under Rule 2a-7, investments are limited to those that are U.S. dollar denominated and that are rated in one of the two highest rating categories by the requisite nationally recognized statistical rating organization (NRSRO) or are comparable unrated securities. See Appendix A to this SAI for a description of some of these ratings. In addition, Rule 2a-7 limits investments in securities of any one issuer (except U.S. Government securities) to no more than 5% of the Fund's total assets. Investments in securities rated in the second highest rating category by the requisite NRSRO or comparable unrated securities are limited to no more than 5% of the Fund's total assets, with investment in such securities of any one issuer (except U.S. Government securities) being limited to the greater of one percent of the Fund's total assets or $1,000,000. In accordance with Rule 2a-7, the Fund may invest in securities with a remaining maturity of not more than 397 calendar days.
See further discussion under Determination of Offering Price.

      (1)  U.S. Government Securities:  See the section entitled U.S.
Government Securities.

      (2)  Bank Obligations and Instruments Secured Thereby: Subject to
the limitations described above, time deposits, certificates of deposit, bankers' acceptances and other bank obligations if they are obligations of a bank subject to regulation by the U.S. Government (including obligations issued by foreign branches of these banks) or obligations issued by a foreign bank having total assets equal to at least U.S. $500,000,000, and instruments secured by any such obligation. A bank includes commercial banks and savings and loan associations. Time deposits are monies kept on deposit with U.S. banks or other U.S. financial institutions for a stated
period of time at a fixed rate of interest. At present, bank time deposits are not considered by the Board of Directors or WRIMCO to be readily marketable. There may be penalties for the early withdrawal of such time deposits, in which case, the yield of these investments will be reduced.

      (3)  Commercial Paper Obligations Including Variable Rate Master
Demand Notes:  Commercial paper rated as described above. A variable rate master demand note represents a purchasing/selling arrangement of short-
term promissory notes under a letter agreement between a commercial paper issuer and an institutional investor.

      (4)  Corporate Debt Obligations:  Corporate debt obligations if they are rated as described above.

      (5)  Canadian Government Obligations:  Obligations of, or
obligations guaranteed by, the Government of Canada, a Province of Canada
or any agency, instrumentality or political subdivision of that Government or any Province. The Fund will not invest in Canadian Government obligations if more than 10% of the value of its total assets would then be so invested, subject to the diversification requirements applicable to the
Money Market Fund.

      (6)  Certain Other Obligations:  Obligations other than those listed in (1) through (5) (including municipal obligations) only if any such other obligation is guaranteed as to principal and interest by either a bank or a corporation in whose securities the Fund is eligible to invest under Rule
2a-7.

     The value of the obligations and instruments in which the Fund invests will fluctuate depending in large part on changes in prevailing interest rates. If these rates go up after the Fund buys an obligation or instrument, its value may go down; if these rates go down, its value may go
up. Changes in interest rates will be more quickly reflected in the yield of a portfolio of short-term obligations than in the yield of a portfolio of long-term obligations.

Securities - General

     The main types of securities in which the Funds may invest include common stocks, preferred stocks, debt securities and convertible securities. Although common stocks and other equity securities have a history of long-term growth in value, their prices tend to fluctuate in the short term, particularly those of smaller companies. A Fund (other than W&R
Money Market Fund) may invest in preferred stocks rated in any rating category of the established rating services or, if unrated, judged by
WRIMCO to be of equivalent quality, subject to each Fund's limitations.
Debt securities have varying levels of sensitivity to changes in interest rates and varying degrees of quality. As a general matter, however, when interest rates rise, the values of fixed-rate debt securities fall and, conversely, when interest rates fall, the values of fixed-rate debt securities rise. Similarly, long-term bonds are generally more sensitive to interest rate changes than short-term bonds.

     Lower quality debt securities (commonly called junk bonds) are considered to be speculative and involve greater risk of default or price changes due to changes in the issuer's creditworthiness. The market prices of these securities may fluctuate more than high-quality securities and may decline significantly in periods of general economic difficulty. The market for lower-rated debt securities may be thinner and less active than that for higher-rated debt securities, which can adversely affect the prices at which the former are sold. Adverse publicity and changing investor perceptions may decrease the values and liquidity of lower-rated debt securities, especially in a thinly traded market. Valuation becomes more difficult and judgment plays a greater role in valuing lower-rated debt securities than with respect to securities for which more external sources of quotations and last sale information are available. Since the risk of default is higher for lower-rated debt securities, WRIMCO's research and credit analysis are an especially important part of managing securities of this type held by a Fund. WRIMCO continuously monitors the issuers of lower-rated debt securities in a Fund's portfolio in an attempt to determine if the issuers will have sufficient cash flow and profits to meet required principal and interest payments. A Fund may choose, at its expense or in conjunction with others, to pursue litigation or otherwise exercise its rights as a security holder to seek to protect the interests of security holders if it determines this to be in the best interest of the
Fund's shareholders.

     A Fund (other than W&R Money Market Fund) may invest in debt securities rated in any rating category of the established rating services, subject to each Fund's limitations, including securities rated in the lowest category (securities rated D by S&P and C by Moody's). Debt securities rated D by S&P or C by Moody's are in payment default or are regarded as having extremely poor prospects of ever attaining any real investment standing. Debt securities rated at least BBB by S&P or Baa by
Moody's are considered to be investment grade debt securities; however, securities rated BBB or Baa may have speculative characteristics. In addition, a Fund will treat unrated securities judged by WRIMCO to be of equivalent quality to a rated security as having that rating.

     While credit ratings are only one factor WRIMCO relies on in evaluating high-yield debt securities, certain risks are associated with credit ratings. Credit ratings evaluate the safety of principal and interest payments, not market value risk. Credit ratings for individual securities may change from time to time, and a Fund may retain a portfolio security whose rating has been changed.

     Each of the Funds (other than W&R Money Market Fund and W&R Municipal
Bond Fund) may purchase debt securities whose principal amount at maturity is dependent upon the performance of a specified equity security. The issuer of such debt securities, typically an investment banking firm, is unaffiliated with the issuer of the equity security to whose performance the debt security is linked. Equity-linked debt securities differ from ordinary debt securities in that the principal amount received at maturity is not fixed, but is based on the price of the linked equity security at the time the debt security matures. The performance of equity-linked debt securities depends primarily on the performance of the linked equity security and may also be influenced by interest rate changes. In addition, although the debt securities are typically adjusted for diluting events such as stock splits, stock dividends and certain other events affecting the market value of the linked equity security, the debt securities are not adjusted for subsequent issuances of the linked equity security for cash.
Such an issuance could adversely affect the price of the debt security. In addition to the equity risk relating to the linked equity security, such debt securities are also subject to credit risk with regard to the issuer of the debt security. In general, however, such debt securities are less volatile than the equity securities to which they are linked.

     Each Fund (other than W&R Money Market Fund and W&R Municipal Bond
Fund) may invest in convertible securities. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or different issuer within a particular period of time at a specified price or formula. Convertible securities generally have higher yields than common stocks of the same or similar issuers, but lower yields than comparable nonconvertible securities, are less subject to fluctuation in the value than the underlying stock because they have fixed income characteristics, and provide the potential for capital appreciation if the market price of the underlying common stock increases.

     The value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security's investment value.

     Each of the Funds (other than W&R Money Market Fund and W&R Municipal
Bond Fund) may also invest in a type of convertible preferred stock that pays a cumulative, fixed dividend that is senior to, and expected to be in excess of, the dividends paid on the common stock of the issuer. At the mandatory conversion date, the preferred stock is converted into not more than one share of the issuer's common stock at the call price that was established at the time the preferred stock was issued. If the price per share of the related common stock on the mandatory conversion date is less than the call price, the holder of the preferred stock will nonetheless receive only one share of common stock for each share of preferred stock
(plus cash in the amount of any accrued but unpaid dividends). At any time prior to the mandatory conversion date, the issuer may redeem the preferred stock upon issuing to the holder a number of shares of common stock equal to the call price of the preferred stock in effect on the date of redemption divided by the market value of the common stock, with such market value typically determined one or two trading days prior to the date notice of redemption is given. The issuer must also pay the holder of the preferred stock cash in an amount equal to any accrued but unpaid dividends on the preferred stock. This convertible preferred stock is subject to the same market risk as the common stock of the issuer, except to the extent that such risk is mitigated by the higher dividend paid on the preferred stock. The opportunity for equity appreciation afforded by an investment in such convertible preferred stock, however, is limited, because in the event the market value of the issuer's common stock increases to or above the call price of the preferred stock, the issuer may (and would be expected
to) call the preferred stock for redemption at the call price. This convertible preferred stock is also subject to credit risk with regard to the ability of the issuer to pay the dividend established upon issuance of the preferred stock. Generally, convertible preferred stock is less volatile than the related common stock of the issuer.

Specific Securities and Investment Practices

   Bank Deposits

     Among the debt securities in which the Funds may invest are deposits in banks (represented by certificates of deposit or other evidence of deposit issued by such banks) of varying maturities. The Federal Deposit
Insurance Corporation insures the principal of such deposits, currently to the extent of $100,000 per bank. Bank deposits are not marketable, and a
Fund may invest in them only within the limit mentioned under Illiquid
Investments unless such obligations are payable at principal amount plus accrued interest on demand or within seven days after demand.

   Borrowing

     From time to time W&R Mid Cap Growth Fund may increase its ownership of securities by borrowing on an unsecured basis at fixed rates of interest and investing the borrowed funds. Any such borrowing will be made only from banks and only to the extent that the value of the Fund's assets, less its liabilities other than borrowings, is equal to at least 300% of all borrowings including the proposed borrowing. This 300% limit is contained in the 1940 Act. If the value of the Fund's assets so computed should fail to meet the 300% asset coverage requirement, the Fund is required within three days to reduce its bank debt to the extent necessary to meet that requirement and may have to sell a portion of its investments at a time when independent investment judgment would not dictate such sale.

     Interest on money borrowed is an expense that W&R Mid Cap Growth Fund would not otherwise incur, so that it may have little or no net investment income during periods of substantial borrowings. Borrowing for investment increases both investment opportunity and risk. Since substantially all of the Fund's assets may fluctuate in value, but borrowing obligations are fixed, the net asset value per share correspondingly will tend to increase and decrease more when the portfolio assets increase or decrease in value than would otherwise be the case. This factor is known as leverage.

   Foreign Securities and Currencies

     The Funds (other than W&R Limited-Term Bond Fund and W&R Municipal
Bond Fund) may invest in the securities of foreign issuers, including depositary receipts. In general, depositary receipts are securities convertible into and evidencing ownership of securities of foreign corporate issuers, although depositary receipts may not necessarily be denominated in the same currency as the securities into which they may be converted. American depositary receipts, in registered form, are U. S.
dollar-denominated receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. International depositary receipts and European depositary receipts, in bearer form, are foreign receipts evidencing a similar arrangement and are designed for use by non-U.S. investors and traders in non-U.S. markets. Global depositary receipts are designed to facilitate the trading of securities of foreign issuers by U.S. and non-U.S. investors and traders.

     WRIMCO believes that there are investment opportunities as well as risks by investing in foreign securities. Individual foreign economies may differ favorably or unfavorably from the U.S. economy or each other in such matters as gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Individual foreign companies may also differ favorably or unfavorably from domestic companies in the same industry. Foreign currencies may be stronger or weaker than the U.S. dollar or than each other. Thus, the value of securities denominated in or indexed to foreign currencies, and dividends and interest from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. WRIMCO believes that a Fund's ability to invest its assets abroad might enable it to take advantage of these differences and strengths where they are favorable.

     However, foreign securities and foreign currencies involve additional significant risks, apart from the risks inherent in U.S. investments.
Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices on some foreign markets can be highly volatile. Many foreign countries lack uniform accounting and disclosure standards comparable to those applicable to U.S. companies, and it may be more difficult to obtain reliable information regarding an issuer's financial conditions and operations. In addition, the costs of foreign investing, including withholding taxes, brokerage commissions and custodial costs, are generally higher than for U.S. investments.

     Foreign markets may offer less protection to investors than U.S.
markets. Foreign issuers, brokers and securities markets may be subject to less government supervision. Foreign securities trading practices, including those involving the release of assets in advance of payment, may involve increased risks in the event of a failed trade or the insolvency of a broker-dealer, and may involve substantial delays. It may also be difficult to enforce legal rights in foreign countries.

     Investing abroad also involves different political and economic risks.
Foreign investments may be affected by actions of foreign governments adverse to the interests of U.S. investors, including the possibility of expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars, or other government intervention. There may be greater possibility of default by foreign governments or government-
sponsored enterprises. Investments in foreign countries also involve a risk of local political, economic, or social instability, military action or unrest, or adverse diplomatic developments. There is no assurance that
WRIMCO will be able to anticipate these potential events or counter their effects.

     The considerations noted above generally are intensified in developing countries. A developing country is a nation that, in WRIMCO's opinion, is likely to experience long-term gross domestic product growth above that expected to occur in the United States, the United Kingdom, France,
Germany, Italy, Japan and Canada. Developing countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities.

     Certain foreign securities impose restrictions on transfer within the
United States or to U.S. persons. Although securities subject to transfer restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions.

     Each of the Funds (other than W&R Limited-Term Bond Fund, W&R Money
Market Fund and W&R Municipal Bond Fund) may purchase and sell foreign currency and invest in foreign currency deposits and may enter into forward currency contracts. The Funds may incur a transaction charge in connection with the exchange of currency. Currency conversion involves dealer spreads and other costs, although commissions are not usually charged. See,
Options, Futures and Other Strategies - Forward Currency Contracts.

     Investments in obligations of domestic branches of foreign banks will be considered domestic securities if WRIMCO has determined that the nature and extent of federal and state regulation and supervision of the branch in question is substantially equivalent to federal or state chartered domestic banks doing business in the same jurisdiction.

   Illiquid Investments

     Illiquid investments are investments that cannot be sold or otherwise disposed of in the ordinary course of business within seven days at approximately the price at which they are valued. Investments currently considered to be illiquid include:

     (1)  repurchase agreements not terminable within seven days;
     (2)  restricted securities not determined to be liquid pursuant to guidelines established by the Fund's Board of Directors;
     (3)  non-government stripped fixed-rate mortgage-backed securities;
     (4)  bank deposits, unless they are payable at principal amount plus accrued interest on demand or within seven days after demand;
     (5)  over-the-counter (OTC) options (options not traded on an exchange) and their underlying collateral;
     (6)  securities for which market quotations are not readily available;
     (7)  securities involved in swap, cap, floor and collar
          transactions;and
     (8)  direct debt instruments.

     The assets used as cover for OTC options written by a Fund will be considered illiquid unless the OTC options are sold to qualified dealers who agree that the Fund may repurchase any OTC option it writes at a maximum price to be calculated by a formula set forth in the option agreement. The cover for an OTC option written subject to this procedure would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

     If through a change in values, net assets, or other circumstances, a
Fund were in a position where more than 10% or 15%, as applicable, of its net assets were invested in illiquid securities, it would seek to take appropriate steps to protect liquidity.

   Indexed Securities

     Each Fund may purchase indexed securities subject to its operating policy regarding derivative instruments. Indexed securities are securities the value of which varies in relation to the value of other securities, securities indexes, currencies, precious metals or other commodities, or other financial indicators. Subject to the requirements of Rule 2a-7, W&R
Money Market Fund may purchase securities the value of which varies in relation to the value of financial indicators such as other securities, securities indexes or interest rates, as long as the indexed securities are
U.S. dollar-denominated. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. The performance of indexed securities depends to a great extent on the performance of the security, currency or other instrument to which they are indexed and may also be influenced by interest rate changes in the United
States and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security and their values may decline substantially if the issuer's creditworthiness deteriorates.
Indexed securities may be more volatile than the underlying investments.
Gold-indexed securities, for example, typically provide for a maturity value that depends on the price of gold, resulting in a security whose price tends to rise and fall together with gold prices. Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar-denominated securities of equivalent issuers.
Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-
denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other.

     Recent issuers of indexed securities have included banks,
corporations, and certain U.S. Government agencies. WRIMCO will use its judgment in determining whether indexed securities should be treated as short-term instruments, bonds, stocks, or as a separate asset class for purposes of W&R Asset Strategy Fund's investment allocations, depending on the individual characteristics of the securities. Certain indexed securities that are not traded on an established market may be deemed illiquid.

   Investment Company Securities

     Certain Funds may purchase securities of closed-end investment companies. W&R Asset Strategy Fund may purchase securities of open-end and closed-end investment companies subject to the restrictions and limitations of the 1940 Act. As a shareholder in an investment company, the Fund would bear its pro rata share of that investment company's expenses, which could result in duplication of certain fees, including management and administrative fees.

   Lending Securities

     Securities loans may be made on a short-term or long-term basis for the purpose of increasing a Fund's income. If a Fund lends securities, the borrower pays the Fund an amount equal to the dividends or interest on the securities that the Fund would have received if it had not lent the securities. The Fund also receives additional compensation. Under a Fund's current securities lending procedures, the Fund may lend securities only to broker-dealers and financial institutions deemed creditworthy by WRIMCO.

     Any securities loans that a Fund makes must be collateralized in accordance with applicable regulatory requirements (the Guidelines). At the time of each loan, the Fund must receive collateral equal to no less than
100% of the market value of the securities loaned. Under the present
Guidelines, the collateral must consist of cash, U.S. Government securities or bank letters of credit, at least equal in value to the market value of the securities lent on each day that the loan is outstanding. If the market value of the lent securities exceeds the value of the collateral, the borrower must add more collateral so that it at least equals the market value of the securities lent. If the market value of the securities decreases, the borrower is entitled to a return of the excess collateral.

     There are two methods of receiving compensation for making loans. The first is to receive a negotiated loan fee from the borrower. This method is available for all three types of collateral. The second method, which is not available when letters of credit are used as collateral, is for a Fund to receive interest on the investment of the cash collateral or to receive interest on the U.S. Government securities used as collateral. Part of the interest received in either case may be shared with the borrower.

     The letters of credit that a Fund may accept as collateral are agreements by banks (other than the borrowers of the Fund's securities), entered into at the request of the borrower and for its account and risk, under which the banks are obligated to pay to the Fund, while the letter is in effect, amounts demanded by the Fund if the demand meets the terms of the letter. The Fund's right to make this demand secures the borrower's obligations to it. The terms of any such letters and the creditworthiness of the banks providing them (which might include the Fund's custodian bank)
must be satisfactory to WRIMCO. The Fund will make loans only under rules of the New York Stock Exchange (NYSE), which presently require the borrower to give the securities back to the Fund within five business days after the
Fund gives notice to do so. If the Fund loses its voting rights on securities loaned, it will have the securities returned to it in time to vote them if a material event affecting the investment is to be voted on.
The Fund may pay reasonable finder's, administrative and custodian fees in connection with loans of securities.

     Some, but not all, of these rules are necessary to meet requirements of certain laws relating to securities loans. These rules will not be changed unless the change is permitted under these requirements. The requirements do not cover these present rules which may be changed without shareholder vote as to (1) whom securities may be loaned, (2) the investment of cash collateral, or (3) voting rights.

     There may be risks of delay in receiving additional collateral from the borrower if the market value of the securities loaned increases, as well as risks of delay in recovering the securities loaned or even loss of rights in collateral should the borrower fail financially.

   Loans and Other Direct Debt Instruments

     Direct debt instruments are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates (loans and loan participations), to suppliers of goods or services (trade claims or other receivables), or to other parties. W&R Asset Strategy Fund may invest in direct debt instruments, subject to its policies regarding the quality of debt securities.

     Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the borrower for payment of principal and interest. Direct debt instruments may not be rated by any nationally recognized rating service. If W&R Asset Strategy Fund does not receive scheduled interest or principal payments on such indebtedness, the
Fund's share price and yield could be adversely affected. Loans that are fully secured offer the Fund more protections than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower's obligation, or that the collateral could be liquidated. Indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks, and may be highly speculative.
Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Direct indebtedness of developing countries also involves a risk that the governmental entities responsible for the repayment of the debt may be unable, or unwilling, to pay interest and principal when due.

     Investments in loans through direct assignment of a financial institution's interests with respect to a loan may involve additional risks to W&R Asset Strategy Fund. For example, if a loan is foreclosed, the Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. Direct debt instruments may also involve a risk of insolvency of the lending bank or other intermediary. Direct debt instruments that are not in the form of securities may offer less legal protection to the Fund in the event of fraud or misrepresentation. In the absence of definitive regulatory guidance, the Fund relies on WRIMCO's research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the
Fund.

     A loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. Unless, under the terms of the loan or other indebtedness, W&R Asset Strategy Fund has direct recourse against the borrower, it may have to rely on the agent to apply appropriate credit remedies against a borrower. If assets held by the agent for the benefit of the Fund were determined to be subject to the claims of the agent's general creditors, the Fund might incur certain costs and delays in realizing payment on the loan or loan participation and could suffer a loss of principal or interest.

     Investments in direct debt instruments may entail less legal protection for W&R Asset Strategy Fund. Direct indebtedness purchased by the Fund may include letters of credit, revolving credit facilities, or other standby financing commitments obligating the Fund to pay additional cash on demand. These commitments may have the effect of requiring the Fund to increase its investment in a borrower at a time when it would not otherwise have done so, even if the borrower's condition makes it unlikely that the amount will ever be repaid. The Fund will set aside appropriate liquid assets in a segregated custodial account to cover its potential obligations under standby financing commitments.

     For purposes of the limitations on the amount of total assets that W&R
Asset Strategy Fund will invest in any one issuer or in issuers within the same industry, the Fund generally will treat the borrower as the issuer of indebtedness held by the Fund. In the case of loan participations where a bank or other lending institution serves as financial intermediary between the Fund and the borrower, if the participation does not shift to the Fund the direct debtor-creditor relationship with the borrower, Securities and
Exchange Commission (SEC) interpretations require the Fund, in appropriate circumstances, to treat both the lending bank or other lending institution and the borrower as issuers for these purposes. Treating a financial intermediary as an issuer of indebtedness may restrict the Fund's ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

   Money Market Instruments

     Money market instruments are high-quality, short-term debt instruments that generally present minimal credit risk. They may include U.S.
Government securities, commercial paper and other short-term corporate obligations, certificates of deposit and other financial institution obligations. These instruments may carry fixed or variable interest rates.

   Mortgage-Backed and Asset-Backed Securities

      Mortgage-Backed Securities.Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property and include single- and multi-class pass-through securities and collateralized mortgage obligations. Multi-
class pass-through securities and collateralized mortgage obligations are collectively referred to in this SAI as CMOs. Some CMOs are directly supported by other CMOs, which in turn are supported by mortgage pools.
Investors typically receive payments out of the interest and principal on the underlying mortgages. The portions of the payments that investors receive, as well as the priority of their rights to receive payments, are determined by the specific terms of the CMO class.

     The U.S. Government mortgage-backed securities in which the Fund may invest include mortgage-backed securities issued or guaranteed as to the payment of principal and interest (but not as to market value) by the
Federal National Mortgage Association (Fannie Mae), Government National
Mortgage Association (Ginnie Mae), or Federal Home Loan Mortgage
Corporation (Freddie Mac). Other mortgage-backed securities are issued by private issuers, generally originators of and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers and special purpose entities. Payments of principal and interest (but not the market value) of such private mortgage-backed securities may be supported by pools of mortgage loans or other mortgage-
backed securities that are guaranteed, directly or indirectly, by the U.S.
Government or one of its agencies or instrumentalities, or they may be issued without any government guarantee of the underlying mortgage assets but with some form of non-government credit enhancement. These credit enhancements do not protect investors from changes in market value.

     The Funds may purchase mortgage-backed securities issued by both government and non-government entities such as banks, mortgage lenders or other financial institutions. Other types of mortgage-backed securities will likely be developed in the future, and the Funds may so invest as long as WRIMCO determines that such investments are consistent with the Fund's goals and investment policies.

      Stripped Mortgage-Backed Securities. Stripped mortgage-backed securities are created when a U.S. Government agency or a financial institution separates the interest and principal components of a mortgage-
backed security and sells them as individual securities. The holder of the principal-only security (PO) receives the principal payments made by the underlying mortgage-backed security, while the holder of the interest-only security (IO) receives interest payments from the same underlying security.

     For example, IO classes are entitled to receive all or a portion of the interest, but none (or only a nominal amount) of the principal payments, from the underlying mortgage assets. If the mortgage assets underlying an IO experience greater than anticipated principal prepayments, then the total amount of interest allocable to the IO class, and therefore the yield to investors, generally will be reduced. In some instances, an investor in an IO may fail to recoup all of the investor's initial investment, even if the security is guaranteed by the U.S. Government or considered to be of the highest quality. Conversely, PO classes are entitled to receive all or a portion of the principal payments, but none of the interest, from the underlying mortgage assets. PO classes are purchased at substantial discounts from par, and the yield to investors will be reduced if principal payments are slower than expected. IOs, POs and other
CMOs involve special risks, and evaluating them requires special knowledge.

     Asset-Backed Securities.Asset-backed securities have structural characteristics similar to mortgage-backed securities, as discussed above.
However, the underlying assets are not first lien mortgage loans or interests therein, but include assets such as motor vehicle installment sales contracts, other installment sale contracts, home equity loans, leases of various types of real and personal property and receivables from revolving credit (credit card) agreements. Such assets are securitized through the use of trusts or special purpose corporations. Payments or distributions of principal and interest may be guaranteed up to a certain amount and for a certain time period by a letter of credit or pool insurance policy issued by a financial institution unaffiliated with the issuer, or other credit enhancements may be present. The value of asset-
backed securities may also depend on the creditworthiness of the servicing agent for the loan pool, the originator of the loans or the financial institution providing the credit enhancement.

      Special Characteristics of Mortgage-Backed and Asset-Backed
Securities.The yield characteristics of mortgage-backed and asset-backed securities differ from those of traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other obligations generally may be prepaid at any time. Prepayments on a pool of mortgage loans are influenced by a variety of economic, geographic, social and other factors, including changes in mortgagors' housing needs, job transfers, unemployment, mortgagors' net equity in the mortgaged properties and servicing decisions.
Generally, however, prepayments on fixed-rate mortgage loans will increase during a period of falling interest rates and decrease during a period of rising interest rates. Similar factors apply to prepayments on asset-backed securities, but the receivables underlying asset-backed securities generally are of a shorter maturity and thus are likely to experience substantial prepayments. Such securities, however, often provide that for a specified time period the issuers will replace receivables in the pool that are repaid with comparable obligations. If the issuer is unable to do so, repayment of principal on the asset-backed securities may commence at an earlier date.

     The rate of interest on mortgage-backed securities is lower than the interest rates paid on the mortgages included in the underlying pool due to the annual fees paid to the servicer of the mortgage pool for passing through monthly payments to certificate holders and to any guarantor and due to any yield retained by the issuer. Actual yield to the holder may vary from the coupon rate, even if adjustable, if the mortgage-backed securities are purchased or traded in the secondary market at a premium or discount. In addition, there is normally some delay between the time the issuer receives mortgage payments from the servicer and the time the issuer makes the payments on the mortgage-backed securities, and this delay reduces the effective yield to the holder of such securities.

     Yields on pass-through securities are typically quoted by investment dealers and vendors based on the maturity of the underlying instruments and the associated average life assumption. The average life of pass-through pools varies with the maturities of the underlying mortgage loans. A pool's term may be shortened by unscheduled or early payments of principal on the underlying mortgages. Because prepayment rates of individual pools vary widely, it is not possible to predict accurately the average life of a particular pool. In the past, a common industry practice has been to assume that prepayments on pools of fixed-rate 30-year mortgages would result in a
12-year average life for the pool. At present, mortgage pools, particularly those with loans with other maturities or different characteristics, are priced on an assumption of average life determined for each pool. In periods of declining interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of a pool of mortgage-
related securities. Conversely, in periods of rising interest rates, the rate of prepayment tends to decrease, thereby lengthening the actual average life of the pool. Changes in the rate or speed of these payments can cause the value of the mortgage backed securities to fluctuate rapidly.
However, these effects may not be present, or may differ in degree, if the mortgage loans in the pools have adjustable interest rates or other special payment terms, such as a prepayment charge. Actual prepayment experience may cause the yield of mortgage-backed securities to differ from the assumed average life yield.

The market for privately issued mortgage-backed and asset-backed securities is smaller and less liquid than the market for U.S. Government mortgage-
backed securities. CMO classes may be specifically structured in a manner that provides any of a wide variety of investment characteristics, such as yield, effective maturity and interest rate sensitivity. As market conditions change, however, and especially during periods of rapid or unanticipated changes in market interest rates, the attractiveness of some
CMO classes and the ability of the structure to provide the anticipated investment characteristics may be reduced. These changes can result in volatility in the market value and in some instances reduced liquidity, of the CMO class.

   Municipal Bonds

     Municipal bonds are issued by a wide range of state and local governments, agencies and authorities for various purposes. The two main kinds of municipal bonds are general obligation bonds and revenue bonds. In general obligation bonds, the issuer has pledged its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable only from specific sources; these may include revenues from a particular facility or class of facilities or special tax or other revenue source.

     A special class of bonds issued by state and local government authorities and agencies are private activity bonds (PABs). Only those PABs the interest on which is free from Federal income taxation (although the interest may be an item of tax preference for purposes of the Federal alternative minimum tax (AMT)) will be considered municipal bonds for purposes of W&R Municipal Bond Fund's investment policies. In general, PABs are revenue bonds and are issued by or on behalf of public authorities to obtain funds to finance privately operated facilities. They generally depend for their credit quality on the credit standing of the company involved. Therefore, to the extent the Fund invests a significant amount of its total assets in bonds issued by entities in any one industry, it will be subject to the risks inherent in the industry to which the issuer belongs.

     For example, a hospital's gross receipts and net income available to service its debt are influenced by demand for hospital services, the ability of the hospital to provide the services required, management and medical capabilities, economic developments in the service area, efforts by insurers and government agencies to limit rates and expenses, confidence in the hospital, service area economic developments, competition, availability and expense of malpractice insurance, Medicaid and Medicare funding, and possible Federal legislation limiting the rates of increase of hospital charges. Significant events impacting the hospital industry in any one of these areas might adversely affect the industry's ability to service its debt or to pay principal when due.

     Life care facilities are an alternative form of long-term housing for the elderly. They are subject to a wide variety of risks. Primarily, the projects must maintain adequate occupancy levels to be able to provide revenues adequate to maintain debt service payments. Moreover, since a portion of housing, medical care and other services may be financed by an initial deposit it is important that the facility maintain adequate financial reserves to secure estimated actuarial liabilities. The ability of management to accurately forecast inflationary cost pressures weighs importantly in the process. The facilities may also be impacted by regulatory cost restrictions applied to health care delivery in general, particularly state regulations or changes in Medicare and Medicaid payments or qualifications, or restrictions imposed by medical insurance companies.
They may also face competition from alternative health care or conventional housing facilities in the private or public sector.

     Municipal leases and participation interests therein are another specific type of municipal bond. The factors that WRIMCO considers in determining whether any rated municipal lease obligations are liquid include the following:  (1) the frequency of trades and quotes for the obligations; (2) the number of dealers willing to purchase or sell the security and the number of other potential buyers; (3) the willingness of dealers to undertake to make a market in the securities; (4) the nature of marketplace trades, including the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer; (5) the likelihood that the marketability of the obligation will be maintained through the time the instrument is held; (6) the credit quality of the issuer and the lessee; and (7) the essentiality to the lessee of the property covered by the lease. Unrated municipal lease obligations are considered illiquid. These obligations, which may take the form of a lease, an installment purchase, or a conditional sale contract, are issued by state and local governments and authorities to acquire land and a variety of equipment and facilities. The Funds have not held and do not intend to hold such obligations directly as a lessor of the property but may from time to time purchase a participation interest in a municipal obligation from a bank or other third party. A participation interest gives a Fund a specified, undivided interest in the obligation in proportion to its purchased interest in the total amount of the obligation.

     Municipal leases frequently have risks distinct from those associated with general obligation or revenue bonds. State constitutions and statutes set forth requirements that states or municipalities must meet to incur debt, including voter referenda, interest rate limits or public sale requirements. Leases, installment purchases or conditional sale contracts have evolved as means for governmental issuers to acquire property and equipment without being required to meet these constitutional and statutory requirements. Many leases and contracts include non-appropriation clauses providing that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the legislative body on a yearly or other periodic basis. Non-
appropriation clauses free the issuer from debt issuance limitations. In determining the liquidity of a municipal lease obligation, WRIMCO will differentiate between direct interests in municipal leases and municipal lease-backed securities, the latter of which may take the form of a lease-
backed revenue bond, a tax-exempt asset-backed security or any other investment structure using a municipal lease-purchased agreement as its base. While the former may present liquidity issues, the latter are based on a well-established method of securing payment of a municipal lease obligation.

     WRIMCO and the Funds rely on the opinion of bond counsel for the issuer in determining whether the interest on such issuers obligations is excludable from gross income for Federal income tax purposes. If a court holds that interest on an obligation held by W&R Municipal Bond Fund is not excludable from gross income for Federal income tax purposes, the Fund will sell the obligation as soon as possible, but it might incur a loss upon such sale.

     With respect to ratings of municipal bonds (see, Appendix A), now or in the future, S&P or Moody's may use different rating designations for municipal bonds depending on their maturities on issuance or other characteristics. For example, Moody's currently rates the top four categories of municipal notes (i.e., municipal bonds generally with a maturity at the time of issuance ranging from six months to three years) as
MIG 1, MIG 2, MIG 3 and MIG 4. A Fund is not required to dispose of any municipal bond if its rating falls below the rating required for its purchase, nor does such a fall in rating affect the amount of unrated municipal bonds that a Fund may buy.

   Options, Futures and Other Strategies

      General.WRIMCO may use certain options, futures contracts
(sometimes referred to as futures), options on futures contracts, forward currency contracts, swaps, caps, floors, collars, indexed securities and other derivative instruments (collectively, Financial Instruments) to attempt to enhance income or yield or to attempt to hedge a Fund's investments. The strategies described below may be used in an attempt to manage the risks of a Fund's investments that can affect fluctuation in its
NAV.

     Generally, a Fund may purchase and sell any type of Financial
Instrument. However, as an operating policy, a Fund will only purchase or sell a particular Financial Instrument if the Fund is authorized to invest in the type of asset by which the return on, or value of, the Financial
Instrument is primarily measured. If a Fund is authorized to invest in foreign securities, it may purchase and sell foreign currency derivatives.

     Hedging strategies can be broadly categorized as short hedges and long hedges. A short hedge is a purchase or sale of a Financial Instrument intended partially or fully to offset potential declines in the value of one or more investments held in a Fund's portfolio. Thus, in a short hedge, the Fund takes a position in a Financial Instrument whose price is expected to move in the opposite direction of the price of the investment being hedged.

     Conversely, a long hedge is a purchase or sale of a Financial
Instrument intended partially or fully to offset potential increases in the acquisition cost of one or more investments that a Fund intends to acquire.
Thus, in a long hedge, the Fund takes a position in a Financial Instrument whose price is expected to move in the same direction as the price of the prospective investment being hedged. A long hedge is sometimes referred to as an anticipatory hedge. In an anticipatory hedge transaction, the Fund does not own a corresponding security and, therefore, the transaction does not relate to a security the Fund owns. Rather, it relates to a security that the Fund intends to acquire. If the Fund does not complete the hedge by purchasing the security it anticipated purchasing, the effect on the
Fund's holdings is the same as if the transaction were entered into for speculative purposes.

     Financial Instruments on securities generally are used to attempt to hedge against price movements in one or more particular securities positions that a Fund owns or intends to acquire. Financial Instruments on indexes, in contrast, generally are used to attempt to hedge against price movements in market sectors in which a Fund has invested or expects to invest. Financial Instruments on debt securities may be used to hedge either individual securities or broad debt market sectors.

     The use of Financial Instruments is subject to applicable regulations of the Securities and Exchange Commission (SEC), the several exchanges upon which they are traded and the Commodity Futures Trading Commission (CFTC).
In addition, a Fund's ability to use Financial Instruments is limited by tax considerations. See Taxes.

     In addition to the instruments, strategies and risks described below,
WRIMCO expects to discover additional opportunities in connection with
Financial Instruments and other similar or related techniques. These new opportunities may become available as WRIMCO develops new techniques, as regulatory authorities broaden the range of permitted transactions and as new Financial Instruments or other techniques are developed. WRIMCO may utilize these opportunities to the extent that they are consistent with a
Fund's goal(s) and permitted by a Fund's investment limitations and applicable regulatory authorities. A Fund might not use any of these strategies, and there can be no assurance that any strategy used will succeed. The Funds' Prospectus or SAI will be supplemented to the extent that new products or techniques involve materially different risks than those described below or in the Prospectus.

      Special Risks.The use of Financial Instruments involves special considerations and risks, certain of which are described below. In general, these techniques may increase the volatility of a Fund and may involve a small investment of cash relative to the magnitude of the risk assumed.
Risks pertaining to particular Financial Instruments are described in the sections that follow:

     (1)  Successful use of most Financial Instruments depends upon
WRIMCO's ability to predict movements of the overall securities, currency and interest rate markets, which requires different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular strategy will succeed, and use of Financial Instruments could result in a loss, regardless of whether the intent was to reduce risk or increase return.

     (2)  There might be imperfect correlation, or even no correlation, between price movements of a Financial Instrument and price movements of the investments being hedged. For example, if the value of a Financial
Instrument used in a short hedge increased by less than the decline in value of the hedged investment, the hedge would not be fully successful.
Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculation or other pressures on the markets in which Financial Instruments are traded. The effectiveness of hedges using Financial Instruments on indexes will depend on the degree of correlation between price movements in the index and price movements in the securities being hedged.

     Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized contracts available will not match a Fund's current or anticipated investments exactly. A Fund may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which it typically invests, which involves a risk that the options or futures position will not track the performance of the
Fund's other investments.

     Options and futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match a Fund's investments well. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. A Fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a Fund's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

     (3)  If successful, the above-discussed strategies can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements. However, such strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements. For example, if a Fund entered into a short hedge because WRIMCO projected a decline in the price of a security in the Fund's portfolio, and the price of that security increased instead, the gain from that increase might be wholly or partially offset by a decline in the price of the Financial
Instrument. Moreover, if the price of the Financial Instrument declined by more than the increase in the price of the security, the Fund could suffer a loss. In either such case, the Fund would have been in a better position had it not attempted to hedge at all.

     (4)  As described below, a Fund might be required to maintain assets as cover, maintain segregated accounts or make margin payments when it takes positions in Financial Instruments involving obligations to third parties (i.e., Financial Instruments other than purchased options). If the
Fund were unable to close out its positions in such Financial Instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured. These requirements might impair the Fund's ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time.

     (5)  A Fund's ability to close out a position in a Financial
Instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the other party to the transaction (counterparty) to enter into a transaction closing out the position. Therefore, there is no assurance that any position can be closed out at a time and price that is favorable to the Fund.

      Cover.Transactions using Financial Instruments, other than purchased options, expose a Fund to an obligation to another party. Each
Fund will comply with SEC guidelines regarding cover for these instruments and will, if the guidelines so require, set aside cash or liquid assets in an account with its custodian in the prescribed amount as determined daily.
A Fund will not enter into any such transactions unless it owns either (1)
an offsetting (covered) position in securities, currencies or other options, futures contracts or forward contracts, or (2) cash and liquid assets with a value, marked-to-market daily, sufficient to cover its potential obligations to the extent not covered as provided in (1) above.

     Assets used as cover or held in an account cannot be sold while the position in the corresponding Financial Instrument is open, unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of a Fund's assets to cover or to segregated accounts could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

      Options.A call option gives the purchaser the right to buy, and obligates the writer to sell, the underlying investment at the agreed-upon price during the option period. A put option gives the purchaser the right to sell, and obligates the writer to buy, the underlying investment at the agreed-upon price during the option period. Purchasers of options pay an amount, known as a premium, to the option writer in exchange for the right under the option contract.

     The purchase of call options can serve as a long hedge, and the purchase of put options can serve as a short hedge. Writing put or call options can enable a Fund to enhance income or yield by reason of the premiums paid by the purchasers of such options. However, if the market price of the security underlying a put option declines to less than the exercise price of the option, minus the premium received, the Fund would expect to suffer a loss.

     Writing call options can serve as a limited short hedge, because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security or currency appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised and the Fund will be obligated to sell the security or currency at less than its market value. If the call option is an OTC option, the securities or other assets used as cover would be considered illiquid to the extent described under Illiquid Investments.

     Writing put options can serve as a limited long hedge because increases in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security or currency depreciates to a price lower than the exercise price of the put option, it can be expected that the put option will be exercised and the Fund will be obligated to purchase the security or currency at more than its market value. If the put option is an OTC option, the securities or other assets used as cover would be considered illiquid to the extent described under Illiquid Investments.

     The value of an option position will reflect, among other things, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment, the historical price volatility of the underlying investment and general market conditions. Options that expire unexercised have no value.

     A Fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, the Fund may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option; this is known as a closing purchase transaction. Conversely, the Fund may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction. Closing transactions permit the Fund to realize profits or limit losses on an option position prior to its exercise or expiration.

     A type of put that a Fund may purchase is an optional delivery standby commitment, which is entered into by parties selling debt securities to the
Fund. An optional delivery standby commitment gives the Fund the right to sell the security back to the seller on specified terms. This right is provided as an inducement to purchase the security.

      Risks of Options on Securities. Options offer large amounts of leverage, which will result in a Fund's NAV being more sensitive to changes in the value of the related instrument. Each Fund may purchase or write both exchange-traded and OTC options. Exchange-traded options in the United
States are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, guarantees completion of every exchange-traded option transaction. In contrast, OTC options are contracts between a Fund and its counterparty (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when a Fund purchases an OTC option, it relies on the counterparty from whom it purchased the option to make or take delivery of the underlying investment upon exercise of the option. Failure by the counterparty to do so would result in the loss of any premium paid by the Fund as well as the loss of any expected benefit of the transaction.

     A Fund's ability to establish and close out positions in exchange-
listed options depends on the existence of a liquid market. However, there can be no assurance that such a market will exist at any particular time.
Closing transactions can be made for OTC options only by negotiating directly with the counterparty, or by a transaction in the secondary market if any such market exists. There can be no assurance that a Fund will in fact be able to close out an OTC option position at a favorable price prior to expiration. In the event of insolvency of the counterparty, the Fund might be unable to close out an OTC option position at any time prior to its expiration.

     If a Fund were unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit.
The inability to enter into a closing purchase transaction for a covered call option written by a Fund could cause material losses because the Fund would be unable to sell the investment used as cover for the written option until the option expires or is exercised.

      Options On Indexes. Puts and calls on indexes are similar to puts and calls on securities or futures contracts except that all settlements are in cash and gain or loss depends on changes in the index in question rather than on price movements in individual securities or futures contracts. When a Fund writes a call on an index, it receives a premium and agrees that, prior to the expiration date, the purchaser of the call, upon exercise of the call, will receive from the Fund an amount of cash if the closing level of the index upon which the call is based is greater than the exercise price of the call. The amount of cash is equal to the difference between the closing price of the index and the exercise price of the call times a specified multiple (multiplier), which determines the total dollar value for each point of such difference. When a Fund buys a call on an index, it pays a premium and has the same rights as to such call as are indicated above. When a Fund buys a put on an index, it pays a premium and has the right, prior to the expiration date, to require the seller of the put, upon the Fund's exercise of the put, to deliver to the Fund an amount of cash if the closing level of the index upon which the put is based is less than the exercise price of the put, which amount of cash is determined by the multiplier, as described above for calls. When a Fund writes a put on an index, it receives a premium and the purchaser of the put has the right, prior to the expiration date, to require the Fund to deliver to it an amount of cash equal to the difference between the closing level of the index and the exercise price times the multiplier if the closing level is less than the exercise price.

      Risks of Options on Indexes. The risks of investment in options on indexes may be greater than options on securities. Because index options are settled in cash, when a Fund writes a call on an index it cannot provide in advance for its potential settlement obligations by acquiring and holding the underlying securities. A Fund can offset some of the risk of writing a call index option by holding a diversified portfolio of securities similar to those on which the underlying index is based.
However, the Fund cannot, as a practical matter, acquire and hold a portfolio containing exactly the same securities as underlie the index and, as a result, bears a risk that the value of the securities held will vary from the value of the index.

     Even if a Fund could assemble a portfolio that exactly reproduced the composition of the underlying index, it still would not be fully covered from a risk standpoint because of the timing risk inherent in writing index options. When an index option is exercised, the amount of cash that the holder is entitled to receive is determined by the difference between the exercise price and the closing index level on the date when the option is exercised. As with other kinds of options, the Fund as the call writer will not learn that the Fund has been assigned until the next business day at the earliest. The time lag between exercise and notice of assignment poses no risk for the writer of a covered call on a specific underlying security, such as a common stock, because there the writer's obligation is to deliver the underlying security, not to pay its value as of a fixed time in the past. So long as the writer already owns the underlying security, it can satisfy its settlement obligations by simply delivering it, and the risk that its value may have declined since the exercise date is borne by the exercising holder. In contrast, even if the writer of an index call holds securities that exactly match the composition of the underlying index, it will not be able to satisfy its assignment obligations by delivering those securities against payment of the exercise price. Instead, it will be required to pay cash in an amount based on the closing index value on the exercise date. By the time it learns that it has been assigned, the index may have declined, with a corresponding decline in the value of its portfolio. This timing risk is an inherent limitation on the ability of index call writers to cover their risk exposure by holding securities positions.

     If a Fund has purchased an index option and exercises it before the closing index value for that day is available, it runs the risk that the level of the underlying index may subsequently change. If such a change causes the exercised option to fall out-of-the-money, the Fund will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer.

      OTC Options.Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size and strike price, the terms of OTC options (options not traded on an exchange) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows a Fund great flexibility to tailor the option to its needs, OTC options generally involve greater risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.

     Generally, OTC foreign currency options used by a Fund are European-
style options. This means that the option is only exercisable immediately prior to its expiration. This is in contrast to American-style options, which are exercisable at any time prior to the expiration date of the option.

      Futures Contracts and Options on Futures Contracts. The purchase of futures contracts or call options on futures contracts can serve as a long hedge, and the sale of futures contracts or the purchase of put options on a futures contract can serve as a short hedge. Writing call options on futures contracts can serve as a limited short hedge, using a strategy similar to that used for writing call options on securities or indexes.
Similarly, writing put options on futures contracts can serve as a limited long hedge. Futures contracts and options on futures contracts can also be purchased and sold to attempt to enhance income or yield.

     In addition, futures contract strategies can be used to manage the average duration of a Fund's fixed-income portfolio. If WRIMCO wishes to shorten the average duration of a Fund's fixed-income portfolio, the Fund may sell a debt futures contract or a call option thereon, or purchase a put option on that futures contract. If WRIMCO wishes to lengthen the average duration of a Fund's fixed-income portfolio, the Fund may buy a debt futures contract or a call option thereon, or sell a put option thereon.

     No price is paid upon entering into a futures contract. Instead, at the inception of a futures contract the Fund is required to deposit initial margin in an amount generally equal to 10% or less of the contract value.
Margin must also be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to the Fund at the termination of the transaction if all contractual obligations have been satisfied.
Under certain circumstances, such as periods of high volatility, the Fund may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.

     Subsequent variation margin payments are made to and from the futures broker daily as the value of the futures position varies, a process known as marking-to-market. Variation margin does not involve borrowing, but rather represents a daily settlement of the Fund's obligations to or from a futures broker. When a Fund purchases an option on a futures contract, the premium paid plus transaction costs is all that is at risk. In contrast, when a Fund purchases or sells a futures contract or writes a call or put option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If the Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous.

     Purchasers and sellers of futures contracts and options on futures contracts can enter into offsetting closing transactions, similar to closing transactions on options, by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold. Positions in futures contracts and options on futures contracts may be closed only on an exchange or board of trade that provides a secondary market. However, there can be no assurance that a liquid secondary market will exist for a particular contract at a particular time. In such event, it may not be possible to close a futures contract or options position.

     Under certain circumstances, futures contracts exchanges may establish daily limits on the amount that the price of a futures contract or an option on a futures contract can vary from the previous day's settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

     If a Fund were unable to liquidate a futures contract or an option on a futures position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position.
In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the futures contract or option or to maintain cash or liquid assets in an account.

      Risks of Futures Contracts and Options Thereon. The ordinary spreads between prices in the cash and futures markets (including the options on futures market), due to differences in the natures of those markets, are subject to the following factors which may create distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions, which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions.
Due to the possibility of distortion, a correct forecast of general interest rate, currency exchange rate or stock market trends by WRIMCO may still not result in a successful transaction. WRIMCO may be incorrect in its expectations as to the extent of various interest rate, currency exchange rate or stock market movements or the time span within which the movements take place.

      Index Futures.The risk of imperfect correlation between movements in the price of an index futures contract and movements in the price of the securities that are the subject of the hedge increases as the composition of a Fund's portfolio diverges from the securities included in the applicable index. The price of the index futures contract may move more than or less than the price of the securities being hedged. If the price of the index futures contract moves less than the price of the securities that are the subject of the hedge, the hedge will not be fully effective but, if the price of the securities being hedged has moved in an unfavorable direction, the Fund would be in a better position than if it had not hedged at all. If the price of the securities being hedged has moved in a favorable direction, this advantage will be partially offset by the futures contract. If the price of the futures contract moves more than the price of the securities, the Fund will experience either a loss or a gain on the futures contract that will not be completely offset by movements in the price of the securities that are the subject of the hedge. To compensate for the imperfect correlation of movements in the price of the securities being hedged and movements in the price of the index futures contract, a
Fund may buy or sell index futures contracts in a greater dollar amount than the dollar amount of the securities being hedged if the historical volatility of the prices of the securities being hedged is more than the historical volatility of the prices of the securities included in the index. It is also possible that, where a Fund has sold index futures contracts to hedge against decline in the market, the market may advance and the value of the securities held in the portfolio may decline. If this occurred, the Fund would lose money on the futures contract and also experience a decline in value of its portfolio securities. However, while this could occur for a very brief period or to a very small degree, over time the value of a diversified portfolio of securities will tend to move in the same direction as the market indexes on which the futures contracts are based.

     Where index futures contracts are purchased to hedge against a possible increase in the price of securities before a Fund is able to invest in them in an orderly fashion, it is possible that the market may decline instead. If the Fund then concludes not to invest in them at that time because of concern as to possible further market decline or for other reasons, it will realize a loss on the futures contract that is not offset by a reduction in the price of the securities it had anticipated purchasing.

      Foreign Currency Hedging Strategies -- Special Considerations.Each
Fund (other than W&R Limited-Term Bond Fund, W&R Money Market Fund and W&R
Municipal Bond Fund) may use options and futures contracts on foreign currencies (including the euro), as described above, and forward foreign currency contracts (forward currency contracts), as described below, to attempt to hedge against movements in the values of the foreign currencies in which the Fund's securities are denominated or to attempt to enhance income or yield. Currency hedges can protect against price movements in a security that a Fund owns or intends to acquire that are attributable to changes in the value of the currency in which it is denominated. Such hedges do not, however, protect against price movements in the securities that are attributable to other causes.

     A Fund might seek to hedge against changes in the value of a particular currency when no Financial Instruments on that currency are available or such Financial Instruments are more expensive than certain other Financial Instruments. In such cases, the Fund may seek to hedge against price movements in that currency by entering into transactions using Financial Instruments on another currency or a basket of currencies, the values of which WRIMCO believes will have a high degree of positive correlation to the value of the currency being hedged. The risk that movements in the price of the Financial Instrument will not correlate perfectly with movements in the price of the currency subject to the hedging transaction is magnified when this strategy is used.

     The value of Financial Instruments on foreign currencies depends on the value of the underlying currency relative to the U.S. dollar. Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of such
Financial Instruments, a Fund could be disadvantaged by having to deal in the odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

     There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis.
Quotation information generally is representative of very large transactions in the interbank market and thus might not reflect odd-lot transactions where rates might be less favorable. The interbank market in foreign currencies is a global, round-the-clock market. To the extent the
U.S. options or futures markets are closed while the markets for the underlying currencies remain open, significant price and rate movements might take place in the underlying markets that cannot be reflected in the markets for the Financial Instruments until they reopen.

     Settlement of transactions involving foreign currencies might be required to take place within the country issuing the underlying currency.
Thus, a Fund might be required to accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign regulations regarding the maintenance of foreign banking arrangements by U.S. residents and might be required to pay any fees, taxes and charges associated with such delivery assessed in the issuing country.

      Forward Currency Contracts.Each Fund (other than W&R Limited-Term
Bond Fund, W&R Money Market Fund and W&R Municipal Bond Fund) may enter into forward currency contracts to purchase or sell foreign currencies for a fixed amount of U.S. dollars or another foreign currency. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days (term)
from the date of the forward currency contract agreed upon by the parties, at a price set at the time of the forward currency contract. These forward currency contracts are traded directly between currency traders (usually large commercial banks) and their customers.

     Such transactions may serve as long hedges; for example, a Fund may purchase a forward currency contract to lock in the U.S. dollar price of a security denominated in a foreign currency that the Fund intends to acquire. Forward currency contract transactions may also serve as short hedges; for example, a Fund may sell a forward currency contract to lock in the U.S. dollar equivalent of the proceeds from the anticipated sale of a security or a dividend or interest payment denominated in a foreign currency.

     A Fund may also use forward currency contracts to hedge against a decline in the value of existing investments denominated in foreign currency. For example, if the Fund owned securities denominated in euros, it could enter into a forward currency contract to sell euros in return for
U.S. dollars to hedge against possible declines in the euro's value. Such a hedge, sometimes referred to as a position hedge, would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. The Fund could also hedge the position by selling another currency expected to perform similarly to the euro. This type of hedge, sometimes referred to as a proxy hedge, could offer advantages in terms of cost, yield or efficiency, but generally would not hedge currency exposure as effectively as a simple hedge into U.S.
dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

     A Fund also may use forward currency contracts to attempt to enhance income or yield. The Fund could use forward currency contracts to increase its exposure to foreign currencies that WRIMCO believes might rise in value relative to the U.S. dollar, or shift its exposure to foreign currency fluctuations from one country to another. For example, if the Fund owned securities denominated in a foreign currency and WRIMCO believed that currency would decline relative to another currency, it might enter into a forward currency contract to sell an appropriate amount of the first foreign currency, with payment to be made in the second foreign currency.

     The cost to a Fund of engaging in forward currency contracts varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because forward currency contracts are usually entered into on a principal basis, no fees or commissions are involved. When the Fund enters into a forward currency contract, it relies on the counterparty to make or take delivery of the underlying currency at the maturity of the contract. Failure by the counterparty to do so would result in the loss of any expected benefit of the transaction.

     As is the case with futures contracts, purchasers and sellers of forward currency contracts can enter into offsetting closing transactions by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold. Secondary markets generally do not exist for forward currency contracts, with the result that closing transactions generally can be made for forward currency contracts only by negotiating directly with the counterparty. Thus, there can be no assurance that the
Fund will in fact be able to close out a forward currency contract at a favorable price prior to maturity. In addition, in the event of insolvency of the counterparty, the Fund might be unable to close out a forward currency contract at any time prior to maturity. In either event, the Fund would continue to be subject to market risk with respect to the position, and would continue to be required to maintain a position in securities denominated in the foreign currency or to maintain cash or liquid assets in an account.

     The precise matching of forward currency contract amounts and the value of the securities involved generally will not be possible because the value of such securities, measured in the foreign currency, will change after the forward currency contract has been established. Thus, a Fund might need to purchase or sell foreign currencies in the spot (cash) market to the extent such foreign currencies are not covered by forward currency contracts. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.

     Normally, consideration of the prospect for currency parities will be incorporated into the longer term investment decisions made with regard to overall diversification strategies. However, WRIMCO believes that it is important to have the flexibility to enter into such forward currency contracts when it determines that the best interests of the Fund will be served.

     Successful use of forward currency contracts depends on WRIMCO's skill in analyzing and predicting currency values. Forward currency contracts may substantially change a Fund's exposure to changes in currency exchange rates and could result in losses to the Fund if currencies do not perform as WRIMCO anticipates. There is no assurance that WRIMCO's use of forward currency contracts will be advantageous to a Fund or that WRIMCO will hedge at an appropriate time.

      Combined Positions.A Fund may purchase and write options in combination with each other, or in combination with futures contracts or forward contracts, to adjust the risk and return characteristics of its overall position. For example, the Fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

      Turnover.A Fund's options and futures contracts activities may affect its turnover rate and brokerage commission payments. The exercise of calls or puts written by a Fund, and the sale or purchase of futures contracts, may cause it to sell or purchase related investments, thus increasing its turnover rate. Once a Fund has received an exercise notice on an option it has written, it cannot effect a closing transaction in order to terminate its obligation under the option and must deliver or receive the underlying securities at the exercise price. The exercise of puts purchased by a Fund may also cause the sale of related investments, also increasing turnover; although such exercise is within the Fund's control, holding a protective put might cause it to sell the related investments for reasons that would not exist in the absence of the put. A
Fund will pay a brokerage commission each time it buys or sells a put or call or purchases or sells a futures contract. Such commissions may be higher than those that would apply to direct purchases or sales.

      Swaps, Caps, Floors and Collars. Each Fund may enter into swaps, caps, floors and collars to preserve a return or a spread on a particular investment or portion of its portfolio, to protect against any increase in the price of securities the Fund anticipates purchasing at a later date or to attempt to enhance yield. Swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive cash flows on a notional principal amount, e.g., an exchange of floating rate payments for fixed-rate payments. The purchase of a cap entitles the purchaser, to the extent that a specified index exceeds a predetermined value, to receive payments on a notional principal amount from the party selling the cap. The purchase of a floor entitles the purchaser, to the extent that a specified index falls below a predetermined value, to receive payments on a notional principal amount from the party selling the floor. A collar combines elements of buying a cap and selling a floor.

     Swap agreements, including caps, floors and collars, can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease the overall volatility of a Fund's investments and its share price and yield because these agreements may affect the Fund's exposure to long- or short-term interest rates (in the United States or abroad), foreign currency values, mortgage-
backed security values, corporate borrowing rates or other factors such as security prices or inflation rates.

     Swap agreements will tend to shift a Fund's investment exposure from one type of investment to another. For example, if the Fund agrees to exchange payments in U.S. dollars for payments in foreign currency, the swap agreement would tend to decrease the Fund's exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates.
Caps, floors and collars have an effect similar to buying or writing options.

     The creditworthiness of firms with which a Fund enters into swaps, caps, floors or collars will be monitored by WRIMCO. If a firm's creditworthiness declines, the value of the agreement would be likely to decline, potentially resulting in losses. If a default occurs by the other party to such transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction.

     The net amount of the excess, if any, of a Fund's obligations over its entitlements with respect to each swap will be accrued on a daily basis and an amount of cash or liquid assets having an aggregate NAV at least equal to the accrued excess will be maintained in an account with the Fund's custodian that satisfies the requirements of the 1940 Act. Each Fund will also establish and maintain such account with respect to its total obligations under any swaps that are not entered into on a net basis and with respect to any caps or floors that are written by the Fund. WRIMCO and the Funds believe that such obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to a Fund's borrowing restrictions. The position of the SEC is that assets involved in swap transactions are illiquid and are, therefore, subject to the limitations on investing in illiquid securities.

   Repurchase Agreements

     Each Fund may purchase securities subject to repurchase agreements.
The Fund will not enter into a repurchase transaction that will cause more than 10% or 15%, as applicable, of the Fund's net assets to be invested in illiquid investments, which include repurchase agreements not terminable within seven days. See, Illiquid Investments. A repurchase agreement is an instrument under which the Fund purchases a security and the seller
(normally a commercial bank or broker-dealer) agrees, at the time of purchase, that it will repurchase the security at a specified time and price. The amount by which the resale price is greater than the purchase price reflects an agreed-upon market interest rate effective for the period of the agreement. The return on the securities subject to the repurchase agreement may be more or less than the return on the repurchase agreement.

     The majority of the repurchase agreements in which a Fund will engage are overnight transactions, and the delivery pursuant to the resale typically will occur within one to five days of the purchase. The primary risk is that the Fund may suffer a loss if the seller fails to pay the agreed-upon amount on the delivery date and that amount is greater than the resale price of the underlying securities and other collateral held by the
Fund. In the event of bankruptcy or other default by the seller, there may be possible delays and expenses in liquidating the underlying securities or other collateral, decline in their value and loss of interest. The return on such collateral may be more or less than that from the repurchase agreement. The Fund's repurchase agreements will be structured so as to fully collateralize the loans. In other words, the value of the underlying securities, which will be held by the Fund's custodian bank or by a third party that qualifies as a custodian under Section 17(f) of the 1940 Act, is and, during the entire term of the agreement, will remain at least equal to the value of the loan, including the accrued interest earned thereon.
Repurchase agreements are entered into only with those entities approved by
WRIMCO.

   Restricted Securities

     Restricted securities are securities that are subject to legal or contractual restrictions on resale. However, restricted securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933, as amended, or in a registered public offering. Where registration is required, the
Fund may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to seek registration of the security.

     There are risks associated with investments in restricted securities in that there can be no assurance of a ready market for resale. Also, the contractual restrictions on resale might prevent the Fund from reselling the securities at a time when such sale would be desirable. Restricted securities that are traded in foreign markets are often subject to restrictions that prohibit resale to U.S. persons or entities or permit sales only to foreign broker-dealers who agree to limit their resale to such persons or entities. The buyer of such securities must enter into an agreement that, usually for a limited period of time, it will resell such securities subject to such restrictions. Restricted securities in which the
Fund seeks to invest need not be listed or admitted to trading on a foreign or domestic exchange and may be less liquid than listed securities. Certain restricted securities, e.g., Rule 144A securities, may be determined to be liquid in accordance with guidelines adopted by the Board of Directors. See
Illiquid Investments.

   U.S. Government Securities

     Securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities (U.S. Government securities) are high quality debt instruments issued or guaranteed as to principal or interest by the U.S.
Treasury or an agency or instrumentality of the U.S. Government. These securities include Treasury Bills (which mature within one year of the date they are issued), Treasury Notes (which have maturities of one to ten years) and Treasury Bonds (which generally have maturities of more than ten years). All such Treasury securities are backed by the full faith and credit of the United States.

     U.S. Government agencies and instrumentalities that issue or guarantee securities include, but are not limited to, the Federal Housing
Administration, Fannie Mae, Farmers Home Administration, Export-Import Bank
of the United States, Small Business Administration, Ginnie Mae, General
Services Administration, Central Bank for Cooperatives, Federal Home Loan
Banks, Freddie Mac, Farm Credit Banks, Maritime Administration, the
Tennessee Valley Authority, the Resolution Funding Corporation and the
Student Loan Marketing Association.

     Securities issued or guaranteed by U.S. Government agencies and instrumentalities are not always supported by the full faith and credit of the United States. Some, such as securities issued by the Federal Home Loan
Banks, are backed by the right of the agency or instrumentality to borrow from the Treasury. Other securities, such as securities issued by Fannie
Mae, are supported only by the credit of the instrumentality and by a pool of mortgage assets. If the securities are not backed by the full faith and credit of the United States, the owner of the securities must look principally to the agency issuing the obligation for repayment and may not be able to assert a claim against the United States in the event that the agency or instrumentality does not meet its commitment. A Fund will invest in securities of agencies and instrumentalities only if WRIMCO is satisfied that the credit risk involved is acceptable.

     U.S. Government securities may include mortgage-backed securities issued or guaranteed as to the payment of principal and interest by U.S.
Government agencies or instrumentalities including, but not limited to,
Ginnie Mae, Freddie Mac and Fannie Mae. These mortgage-backed securities include pass-through securities, participation certificates and collateralized mortgage obligations. See, Mortgage-Backed and Asset-Backed
Securities. Timely payment of principal and interest on Ginnie Mae pass-
throughs is guaranteed by the full faith and credit of the United States.
Freddie Mac and Fannie Mae are both instrumentalities of the U.S.
Government, but their obligations are not backed by the full faith and credit of the United States. It is possible that the availability and the marketability (i.e., liquidity) of the securities discussed in this section could be adversely affected by actions of the U.S. Government to tighten the availability of its credit.

   Variable or Floating Rate Instruments

     Variable or floating rate instruments (including notes purchased directly from issuers) bear variable or floating interest rates and may carry rights that permit holders to demand payment of the unpaid principal balance plus accrued interest from the issuers or certain financial intermediaries on dates prior to their stated maturities. Floating rate securities have interest rates that change whenever there is a change in a designated base rate while variable rate instruments provide for a specified periodic adjustment in the interest rate. These formulas are designed to result in a market value for the instrument that approximates its par value.

   Warrants and Rights

     Warrants are options to purchase equity securities at specified prices for a specific period of time. Their prices do not necessarily move parallel to the prices of the underlying securities. Rights are similar to warrants but normally have a short duration and are distributed directly by the issuer to its shareholders. Rights and warrants have no voting rights, receive no dividends, and have no rights with respect to the assets of the issuer. Warrants and rights are highly volatile and, therefore, more susceptible to sharp decline in value than the underlying security might
be. They are also generally less liquid than an investment in the underlying securities.

   When-Issued and Delayed-Delivery Transactions

     Each Fund may purchase securities in which it may invest on a when-
issued or delayed-delivery basis or sell them on a delayed-delivery basis.
In either case payment and delivery for the securities take place at a future date. The securities so purchased or sold are subject to market fluctuation; their value may be less or more when delivered than the purchase price paid or received. When purchasing securities on a when issued or delayed-delivery basis, the Fund assumes the rights and risks of ownership, including the risk of price and yield fluctuations. No interest accrues to the Fund until delivery and payment is completed. When the Fund makes a commitment to purchase securities on a when-issued or delayed-
delivery basis, it will record the transaction and thereafter reflect the value of securities in determining its NAV per share. When the Fund sells securities on a delayed-delivery basis, the Fund does not participate in further gains or losses with respect to the securities. When the Fund makes a commitment to sell securities on a delayed-delivery basis, it will record the transaction and thereafter value the securities at the sale price in determining the Fund's NAV per share. If the other party to a delayed-
delivery transaction fails to deliver or pay for the securities, the Fund could miss a favorable price or yield opportunity, or could suffer a loss.

     Ordinarily the Fund purchases securities on a when-issued or delayed-
delivery basis with the intention of actually taking delivery of the securities. However, before the securities are delivered to the Fund and before it has paid for them (the settlement date), the Fund could sell the securities if WRIMCO decides it is advisable to do so for investment reasons. The Fund will hold aside or segregate cash or other securities, other than those purchased on a when-issued or delayed-delivery basis, at least equal to the amount it will have to pay on the settlement date; these other securities may, however, be sold at or before the settlement date to pay the purchase price of the when-issued or delayed-delivery securities.

   Zero Coupon Securities

     Zero coupon securities are debt obligations that do not entitle the holder to any periodic payment of interest prior to maturity or do not specify a future date when the securities begin to pay current interest;
instead, they are sold at a deep discount from their face value and are redeemed at face value when they mature. Because zero coupon securities do not pay current income, their prices can be very volatile when interest rates change and generally are subject to greater price fluctuations in response to changing interest rates than prices of comparable debt obligations that make current distributions of interest in cash.

     A Fund may invest in zero coupon securities that are stripped U.S.
Treasury notes and bonds, zero coupon bonds of corporate or municipal issuers and other securities that are issued with original issue discount
(OID). The Federal tax law requires that a holder of a security with OID accrue a ratable portion of the OID on the security as income each year, even though the holder may receive no interest payment on the security during the year. Accordingly, although a Fund will receive no payments on its zero coupon securities prior to their maturity or disposition, it will have current income attributable to those securities and includable in the dividends it pays to its shareholders. The Fund will pay those dividends from its cash assets or by liquidation of portfolio securities, if necessary, at a time when it otherwise might not have done so. The Fund may realize capital gains or losses from those sales, which would increase or decrease its taxable income and/or net capital gains.

     A broker-dealer creates a derivative zero by separating the interest and principal components of a U.S. Treasury security and selling them as two individual securities. CATS (Certificates of Accrual on Treasury
Securities), TIGRs (Treasury Investment Growth Receipts), and TRs (Treasury
Receipts) are examples of derivative zeros.

     The Federal Reserve Bank creates STRIPS (Separate Trading of
Registered Interest and Principal of Securities) by separating the interest and principal components of an outstanding U.S. Treasury security and selling them as individual securities. Bonds issued by the Resolution
Funding Corporation (REFCORP) and the Financing Corporation (FICO) can also be separated in this fashion. Original issue zeros are zero coupon securities originally issued by the U.S. Government, a government agency, or a corporation in zero coupon form.

Investment Restrictions and Limitations

     Certain of the Funds' investment restrictions and other limitations are described in this SAI. The following are each Fund's fundamental investment restrictions set forth in their entirety, which, like each
Fund's goal(s), cannot be changed without shareholder approval for the affected Fund. For this purpose, shareholder approval means the approval, at a meeting of Fund shareholders, by the lesser of (1) the holders of 67%
or more of a Fund's shares represented at the meeting, if more than 50% of the Fund's outstanding shares are present in person or by proxy or (2) more than 50% of the Fund's outstanding shares. If a percentage restriction is adhered to at the time of an investment or transaction, later changes in the percentage resulting from a change in value of portfolio securities or amount of total assets will not be considered a violation of the restriction.

     (1)  Each Fund (other than W&R Asset Strategy Fund) may not buy real estate, any nonliquid interests in real estate investment trusts or interests in real estate limited partnerships; however, each of these Funds may buy obligations or instruments that it
          otherwise may buy even though the issuer invests in real estate or interests in real estate. W&R Asset Strategy Fund may not invest in real estate limited partnerships or purchase or sell real estate unless acquired as a result of ownership of
          securities (but this shall not prevent this Fund from purchasing and selling securities issued by companies or other entities or investment vehicles that deal in real estate or interests
          therein, nor shall this prevent this Fund from purchasing
          interests in pools of real estate mortgage loans);

     (2)  Each Fund (other than W&R Asset Strategy Fund) may not acquire shares of an investment company that issues redeemable
          securities. Each Fund (other than W&R Limited-Term Bond Fund, W&R
          Money Market Fund or W&R Municipal Bond Fund) may buy shares of an investment company that does not issue redeemable securities if the Fund does so in a regular transaction in the open market and in compliance with the requirements of the 1940 Act. Each of these Funds may purchase such securities if, as a result of such purchase, no more than 10% of its total assets are invested in such securities.

          As operating policies, W&R High Income Fund and W&R Science and
          Technology Fund do not intend to invest more than 5% of their respective total assets in such securities; W&R Asset Strategy
          Fund may purchase shares of another investment company subject to the restrictions and limitations of the 1940 Act;

          Notwithstanding the foregoing, each of the Funds (other than W&R
          Limited-Term Bond Fund, W&R Money Market Fund or W&R Municipal
          Bond Fund) may also acquire investment company shares as part of a merger, consolidation or other reorganization;

     (3)  No Fund may lend money or other assets, other than through certain limited types of loans; however, each Fund may buy debt securities and other obligations consistent with its goal(s) and its other investment policies and restrictions, may enter into repurchase agreements (see Repurchase Agreements) and, except W&R
          Municipal Bond Fund, may lend its portfolio securities to the extent allowed, and in accordance with the requirements, under the 1940 Act and as consistent with its goal(s) and its other investment policies and restrictions;

          The following interpretation applies to, but is not part of, this fundamental restriction:  the Fund's investments in master notes and similar instruments will not be considered to be the making of a loan.

     (4)  No Fund may invest for the purpose of exercising control or management of another issuer;

     (5)  No Fund may sell securities short (unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short) or purchase securities on margin, except that (1) this policy does not prevent a Fund from entering into short positions in foreign currency, futures contracts, options, forward contracts, swaps, caps, floors, collars and other
          financial instruments, (2) a Fund may obtain such short-term credits as are necessary for the clearance of transactions, and
          (3) a Fund may make margin payments in connection with futures contracts, options, forward contracts, swaps, caps, floors, collars and other financial instruments;

     (6)  No Fund may engage in the underwriting of securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed an underwriter under Federal securities laws;

     (7)  No Fund may invest in a security if, as a result, it would own more than 10% of the outstanding voting securities of an issuer, or if more than 5% of a Fund's total assets would be invested in securities of that issuer, provided that U.S. Government
          securities are not subject to this limitation and up to 25% of the total assets of each Fund may be invested without regard to these restrictions;

     (8)  No Fund (other than W&R Science and Technology Fund) may buy a security, except for U.S. Government securities, if, as a result,
          25% or more of the Fund's total assets would then be invested in securities of issuers having their principal business activities in the same industry, except for municipal bonds (other than
          PABs) for W&R Municipal Bond Fund and except for bank obligations and instruments for W&R Money Market Fund;

     (9)  W&R Money Market Fund and W&R Municipal Bond Fund may not
          purchase warrants;

    (10)  Each Fund (other than W&R Asset Strategy Fund) may not purchase or sell physical commodities; however, this policy does not prevent these Funds (other than W&R Money Market Fund, W&R
          Limited-Term Bond Fund or W&R Municipal Bond Fund) from
          purchasing and selling foreign currency, futures contracts, options, forward contracts, swaps, caps, floors, collars and other financial instruments. W&R Asset Strategy Fund may not purchase or sell physical commodities, except that this Fund may purchase and sell precious metals for temporary, defensive purposes; however, this policy shall not prevent this Fund from purchasing and selling foreign currency, futures contracts, options, forward contracts, swaps, caps, collars, floors and other financial instruments;

    (11)  No Fund may issue senior securities. Each Fund may, however, issue additional series and classes of shares in accordance with the Articles of Incorporation.

          Each Fund (other than W&R Asset Strategy Fund and W&R Mid Cap
          Growth Fund) may not borrow money, except that these Funds may borrow money (and pledge assets in connection therewith) from banks for temporary, extraordinary or emergency purposes but only up to 5% of their respective total assets (10% of the total assets of W&R Money Market Fund).

          W&R Asset Strategy Fund may borrow money only for emergency or extraordinary purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of the value of its total assets
          (less liabilities other than borrowings). Any borrowings that come to exceed 33 1/3% of the value of W&R Asset Strategy Fund's total assets by reason of a decline in net assets will be reduced within three days to the extent necessary to comply with the
          33 1/3% limitation. For purposes of this limitation, three days means three days, exclusive of Sundays and holidays.

          W&R Money Market Fund may not pledge, mortgage, or hypothecate assets as security for indebtedness except to secure permitted borrowings;

   (12)   Each Fund (except W&R Asset Strategy Fund) may not invest in interests in oil, gas or mineral leases or mineral development programs, including oil and gas limited partnerships;

   (13)   At least 80% of W&R Municipal Bond Fund's net assets will be invested during normal market conditions in municipal bonds; and

   (14)   No Fund may participate on a joint, or a joint and several basis, in any trading account in securities.

      The method of determining who is an issuer for purposes of the 5%
limitation in fundamental restriction (7) is non-fundamental. In particular, in applying this limitation:

     (a)  For municipal bonds created by a particular government but backed only by the assets and revenues of a subdivision of that
          government, such as an agency, instrumentality, authority or other subdivision, the Fund considers such subdivision to be the issuer;

     (b)  For PABs, the nongovernmental user of facilities financed by the user is considered a separate issuer; and

     (c)  W&R Municipal Bond Fund considers a guarantee of a municipal bond to be a separate security that would be given a value and
          included in the limitation if the value of all municipal bonds created by the guarantor and owned by the Fund exceeds 10% of the value of the Fund's total assets.

      The following investment restrictions are not fundamental and may be changed by the Board of Directors without shareholder approval:

     (1)  During normal market conditions, at least 80% of the net assets of W&R Small Cap Growth Fund will be invested in small-cap growth stocks; at least 80% of the net assets of W&R Large Cap Growth
          Fund will be invested in large-cap growth stocks; at least 80% of the net assets of W&R Mid Cap Growth Fund will be invested in mid-cap growth stocks; and at least 80% of W&R Tax-Managed Equity
          Fund's net assets will be invested in equity securities.

     (2)  During normal market conditions, at least 80% of W&R
          International Growth Fund's net assets will be invested in foreign securities and at least 65% of its total assets will be invested in at least three different countries outside the United
          States. W&R International Growth Fund may not purchase a foreign security if, as a result of such purchase, more than 75% of its total assets would be invested in issuers of any one foreign country.

     (3)  During normal market conditions, W&R Science and Technology Fund will invest at least 80% of its net assets in securities of science and technology companies.

     (4)  W&R High Income Fund will not purchase a common stock if, as a result, more than 20% of its total assets would be invested in common stocks. This 20% limit includes common stocks acquired on conversion of convertible securities, on exercise of warrants or call options or in any other voluntary manner. The Fund does not currently intend to invest more than 10% of its total assets in non-dividend-paying common stocks.

     (5)  W&R Municipal Bond Fund does not intend to invest more than 50%
          of its total assets in PABs. Up to 10% of W&R Municipal Bond
          Fund's total assets may be invested in debt securities other than municipal bonds. The Fund will have less than 25% of its total assets invested in securities of issuers located in any single state.

     (6)  At least 80% of W&R Limited-Term Bond Fund's net assets will be invested during normal market conditions in bonds.

     (7)  W&R Money Market Fund may not purchase the securities of any one issuer (other than U.S. Government securities) if, as a result of such purchase, more than 5% of its total assets would be invested in the securities of any one issuer, as determined in accordance with Rule 2a-7; provided however, the Fund may invest up to 25% of its total assets in first tier securities of a single issuer for a period of up to 3 business days after purchase. The Fund may rely on this exception only as to one issuer at a time. W&R Money Market
          Fund may not invest more than 5% of its total assets in securities rated in the second highest rating category by the requisite rating organization(s) or comparable unrated securities, with investments in such securities of any one issuer (except U.S. Government securities) limited to the greater of 1% of the Fund's total assets or $1,000,000, as determined in accordance with Rule 2a-7.

     (8)  Each Fund (other than W&R Asset Strategy Fund, W&R High Income
          Fund and W&R Money Market Fund) does not currently intend to invest in non-investment grade debt securities and unrated securities judged by WRIMCO to be of equivalent quality if, as a result, more than 5% of its total assets, respectively, would consist of such investments. W&R Asset Strategy Fund may not invest more than 35% of its total assets in non-investment grade debt securities. W&R High Income Fund may invest all of its assets in non-investment grade debt securities. W&R Limited-Term
          Bond Fund does not currently intend to invest more than 50% of its total assets in securities rated in the lowest tier of investment grade debt securities (those rated BBB by S&P or Baa by Moody's). At least 80% of W&R Municipal Bond Fund's net assets will consist of municipal bonds of investment grade. W&R Money
          Market Fund may not invest in non-investment grade debt
          securities.

     (9)  Subject to the diversification requirements of Rule 2a-7, W&R
          Money Market Fund may invest up to 10% of its total assets in
          Canadian Government obligations. W&R Money Market Fund may not invest more than 25% of its total assets in a combination of
          Canadian Government obligations and foreign bank obligations.

    (10)  W&R Asset Strategy Fund currently intends to limit its investments in foreign securities, under normal market
          conditions, to no more than 50% of its total assets. W&R High
          Income Fund may invest an unlimited amount of its total assets in foreign securities.

    (11)  Each of W&R Core Equity Fund and W&R Small Cap Growth Fund may
          invest up to 10% of its net assets, and W&R Science and
          Technology Fund may invest up to 20% of its net assets, in foreign securities. Each of W&R Large Cap Growth Fund, W&R Mid
          Cap Growth Fund and W&R Tax-Managed Equity Fund may invest up to
          25% of its total assets, respectively, in foreign securities. W&R
          Limited-Term Bond Fund and W&R Municipal Bond Fund may not invest in foreign securities.

    (12)  W&R Asset Strategy Fund, W&R Limited-Term Bond Fund and W&R
          Municipal Bond Fund do not currently intend to invest more than
          5% of their respective total assets in when-issued and delayed delivery transactions.

    (13   Each Fund may not purchase a security if, as a result, more than
          10% (15% for W&R Asset Strategy Fund, W&R Large Cap Growth Fund,
          W&R Mid Cap Growth Fund and W&R Tax-Managed Equity Fund) of its
          net assets would consist of illiquid investments.

    (14)   Each Fund (other than W&R Money Market Fund) is permitted to invest in options, futures contracts, asset-backed securities and other derivative instruments only if it is permitted to invest in the type of asset by which the return on, or value of, the derivative is measured.

    (15)  To the extent that a Fund enters into futures contracts, options on futures contracts or options on foreign currencies traded on a
          CFTC-regulated exchange, in each case other than for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish those positions
          (excluding the amount by which options are in-the-money at the time of purchase) will not exceed 5% of the liquidation value of that Fund's portfolio, after taking into account unrealized profits and unrealized losses on any contracts the Fund has entered into. (In general, a call option on a futures contract is in-the-money if the value of the underlying futures contract exceeds the strike, i.e., exercise, price of the call; a put option on a futures contract is in-the-money if the value of the underlying futures contract is exceeded by the strike price of the put.)  This policy does not limit to 5% the percentage of a
          Fund's total assets that are at risk in futures contracts, options on futures contracts and currency options.

    (16)  W&R Asset Strategy Fund may borrow money only from a bank. The
          Fund will not purchase any security while borrowings representing more than 5% of its total assets are outstanding.

    (17)  W&R Mid Cap Growth Fund may borrow only from banks and only to the extent that the value of its assets, less its liabilities other than borrowings, is equal to at least 300% of all
          borrowings including the proposed borrowing.

    (18)  W&R Asset Strategy Fund does not currently intend to invest in money market instruments rated below the highest rating category by S&P or Moody's, or if unrated, judged by WRIMCO to be of equivalent quality; provided, however, that the Fund may invest in a money market instrument rated below the highest rating category by S&P or Moody's if such instrument is subject to a letter of credit or similar unconditional credit enhancement that is rated A-1 by S&P or P-1 by Moody's, or if unrated, judged by
          WRIMCO to be of equivalent quality.

    (19)  W&R Asset Strategy Fund does not currently intend to lend assets other than securities to other parties, except by acquiring loans, loan participations, or other forms of direct debt
          instruments. (This limitation does not apply to purchases of debt securities and other obligations or to repurchase agreements.)

    (20)  W&R Asset Strategy Fund does not currently intend to invest in oil, gas, or other mineral exploration or development programs or leases.

    (21)  W&R Money Market Fund will not invest in any security whose interest rate or principal amount to be repaid, or timing of repayments, varies or floats with the value of a foreign
          currency, the rate of interest payable on foreign currency borrowings, or with any interest rate or currency other than U.S.
          dollars.

     An investment policy or limitation that states a maximum percentage of a Fund's assets that may be so invested or prescribes quality standards is typically applied immediately after, and based on, a Fund's acquisition of an asset. Accordingly, a subsequent change in the asset's value, net assets, or other circumstances will not be considered when determining whether the investment complies with a Fund's investment policies and limitations.

Portfolio Turnover

     A portfolio turnover rate is, in general, the percentage computed by taking the lesser of purchases or sales of portfolio securities for a year and dividing it by the monthly average of the market value of such securities during the year, excluding certain short-term securities. A
Fund's turnover rate may vary greatly from year to year as well as within a particular year and may be affected by cash requirements for the redemption of its shares.

     The portfolio turnover rates for the fiscal years ended March 31, 2002 and 2001 for each of the Funds were as follows:

                                       2002        2001

W&R Asset Strategy Fund               143.38%     214.77%
W&R Core Equity Fund                   22.36%      39.02%
W&R High Income Fund                   82.42%     114.89%
W&R International Growth Fund         133.83%     103.03%
W&R Large Cap Growth Fund              98.59%      75.42%
W&R Limited-Term Bond Fund             32.97%      16.10%
W&R Mid Cap Growth Fund                39.05%     110.18%
W&R Money Market Fund                      NA          NA
W&R Municipal Bond Fund                36.41%      34.78%
W&R Science and Technology Fund        90.92%     111.25%
W&R Small Cap Growth Fund              28.77%      47.85%
W&R Tax-Managed Equity Fund            95.60%      73.46%

     The portfolio turnover rate for the common stock portion of W&R Asset
Strategy Fund's portfolio for the fiscal year ended March 31, 2002 was
335.33%; the rate for the remainder of the portfolio was 81.00%.

     A high turnover rate will increase transaction costs and commission costs that will be borne by the Funds and could generate taxable income or loss.

                 INVESTMENT MANAGEMENT AND OTHER SERVICES

The Management Agreement

     W&R Funds has an Investment Management Agreement (the Management
Agreement) with WRIMCO. Under the Management Agreement, WRIMCO is employed to supervise the investments of the Funds and provide investment advice to the Funds. WRIMCO is a wholly owned subsidiary of Waddell & Reed, W&R
Fund's principal underwriter and distributor. Waddell & Reed is a wholly owned subsidiary of Waddell & Reed Financial Services, Inc., a holding company which is a wholly owned subsidiary of Waddell & Reed Financial,
Inc., a publicly held company. The address of these companies is 6300 Lamar
Avenue, P.O. Box 29217, Shawnee Mission, Kansas 66201-9217.

     The Management Agreement permits WRIMCO, or an affiliate of WRIMCO, to enter into a separate agreement for transfer agency services (the
Shareholder Servicing Agreement) and a separate agreement for accounting services (the Accounting Services Agreement) with W&R Funds. The Management
Agreement contains detailed provisions as to the matters to be considered by the Board of Directors prior to approving any Shareholder Servicing
Agreement or Accounting Services Agreement.

     WRIMCO and/or its predecessors have served as investment manager to each of the registered investment companies in the Waddell & Reed Advisors
Funds, W&R Funds, W&R Target Funds, Inc. and Waddell & Reed InvestEd
Portfolios, Inc. since each company's inception. Waddell & Reed serves as principal underwriter for W&R Funds, Waddell & Reed Advisors Funds and
Waddell & Reed InvestEd Portfolios, Inc., and acts as principal underwriter and distributor for variable life insurance and variable annuity policies for which W&R Target Funds, Inc. is the underlying investment vehicle.

     The Management Agreement was renewed by the Board of Directors at the meeting held August 22, 2001, and will continue in effect for the period from October 1, 2001, through September 30, 2002, unless sooner terminated.
The Management Agreement provides that it may be renewed year to year, provided that any such renewal has been specifically approved, at least annually, by (i) the Board of Directors, or by a vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the Fund, and (ii) the vote of a majority of the Directors who are not deemed to be
"interested persons" (as defined in the 1940 Act) of the Fund or WRIMCO
(the Disinterested Directors). The Management Agreement also provides that either party has the right to terminate it, without penalty, upon 60 days'
written notice to the other party, and that the Management Agreement automatically terminates in the event of its assignment (as defined in the
1940 Act).

     In connection with their consideration of the Management Agreement as to the Fund, the Disinterested Directors met separately with independent legal counsel. In determining whether to renew the Management Agreement as to the Fund, the Disinterested Directors, as well as the Board of
Directors, considered a number of factors, including: the nature and quality of investment management services to be provided to the Fund by
WRIMCO, including WRIMCO's investment management expertise and the personnel, resources and experience of WRIMCO; the cost to WRIMCO in providing its services under the Management Agreement and WRIMCO's profitability; whether the Fund and its shareholders will benefit from economies of scale; whether WRIMCO or any of its affiliates will receive ancillary benefits that should be taken into consideration in evaluating the investment management fee payable by the Funds; and the investment management fees paid by comparable investment companies.

Shareholder Services

     Under the Shareholder Servicing Agreement entered into between W&R
Funds and Waddell & Reed Services Company (the Agent), a subsidiary of
Waddell & Reed, the Agent performs shareholder servicing functions, including the maintenance of shareholder accounts, the issuance, transfer and redemption of shares, distribution of dividends and payment of redemptions, the furnishing of related information to W&R Funds and handling of shareholder inquiries. A new Shareholder Servicing Agreement, or amendments to the existing one, may be approved by the Board of
Directors without shareholder approval.

Accounting Services

     Under the Accounting Services Agreement entered into between W&R Funds and the Agent, the Agent provides W&R Funds with bookkeeping and accounting services and assistance, including maintenance of Fund records, pricing of
Fund shares, preparation of prospectuses for existing shareholders, preparation of proxy statements and certain shareholder reports. A new
Accounting Services Agreement, or amendments to an existing one, may be approved by the Board of Directors without shareholder approval.

Payments for Management, Accounting and Shareholder Services

     Under the Management Agreement, for WRIMCO's management services, W&R
Funds pays WRIMCO a fee as described in the Prospectuses. The management fees paid to WRIMCO during the fiscal years ended March 31, 2002, 2001 and
2000 for each of the Funds then in existence were as follows:

                               2002           2001              2000

W&R Asset Strategy Fund    $  399,103    $  401,818          $  289,366
W&R Core Equity Fund        2,893,713     3,869,543           3,827,376
W&R High Income Fund                0[1]          0[1]          136,556
W&R International Growth      950,632     1,544,356           1,274,648
Fund
W&R Large Cap Growth Fund     154,239[1]     69,709[1],[2]           NA
W&R Limited-Term Bond          57,632[1]          0[1]           30,177
Fund
W&R Mid Cap Growth Fund             0[1]          0[1],[2]           NA
W&R Money Market Fund               0[1]          0[1],[2]           NA
W&R Municipal Bond Fund       141,690       138,980             202,017
W&R Science an
Technology Fund             1,208,793     1,723,401           1,213,722
W&R Small Cap Growth Fund   4,399,320     5,539,787           5,008,973
W&R Tax-Managed Equity              0[1]          0[1],[2]           NA
Fund

[1]WRIMCO has voluntarily agreed to waive its investment management fee on any day that a Fund's net assets are less than $25 million, subject to
WRIMCO's right to change or modify this waiver. If WRIMCO had not waived any portion of its fee, the management fees to WRIMCO by W&R High Income
Fund, W&R Large Cap Growth Fund, W&R Limited-Term Bond Fund, W&R Mid Cap
Growth Fund, W&R Money Market Fund and W&R Tax-Managed Equity Fund for the
fiscal year ended March 31, 2002 would have been $123,648, $35,950,
$60,360, $165,432, $56,110 and $36,744, respectively. If WRIMCO had not waived any portion of its fee, the management fees paid to WRIMCO by W&R
High Income Fund, W&R Large Cap Growth Fund, W&R Limited-Term Bond Fund,
W&R Mid Cap Growth Fund, W&R Money Market Fund and W&R Tax-Managed Equity
Fund for the fiscal year ended March 31, 2001 would have been $126,954,
$113,179, $95,901, $78,270, $20,736 and $25,656, respectively. If WRIMCO had not waived any portion of its fee, the management fees paid to WRIMCO by W&R High Income Fund and W&R Limited-Term Bond Fund for the fiscal year ended March 31, 2000 would have been $161,459 and $116,160, respectively.
[2]For the period from 6/30/00, the date of the initial public offering, to
 3/31/01.

     For purposes of calculating the daily fee, W&R Funds does not include money owed to it by Waddell & Reed for shares which it has sold but not yet paid to W&R Funds. W&R Funds accrues and pays this fee daily.

     Under the Shareholder Servicing Agreement, effective December 1, 2001, with respect to Class A, Class B and Class C shares, each Fund paid the
Agent a monthly fee as follows:

     For W&R Asset Strategy Fund, an amount payable on the first day of each month of $1.5792 for each account of the Fund which was in existence during any portion of the immediately preceding month.

     For W&R High Income Fund, W&R Limited-Term Bond Fund and W&R Municipal
Bond Fund, an amount payable on the first day of each month of $1.6958 for each account of the Fund which was in existence during any portion of the immediately preceding month.

     For W&R International Growth Fund, W&R Large Cap Growth Fund, W&R Mid
Cap Growth Fund, W&R Science and Technology Fund, W&R Small Cap Growth
Fund, W&R Tax-Managed Equity Fund and W&R Core Equity Fund, an amount payable on the first day of each month of $1.5042 for each account of a
Fund which was in existence during any portion of the immediately preceding month.

     For W&R Money Market Fund, an amount payable on the first day of each month of $1.75 for each account of the Fund which was in existence during any portion of the immediately preceding month and, in addition, for Class
A shares, the Fund also pays the Agent a monthly fee of $0.75 for each shareholder check it processes.

     With respect to Class Y shares, each Fund pays the Agent an amount payable on the first day of each month equal to 1/12 of .15 of 1% of the average daily net assets of the Class for the preceding month.

     Prior to December 1, 2001, with respect to Class A, Class B and Class
C shares, each Fund paid the Agent a monthly fee as follows:

     For W&R Asset Strategy Fund, an amount payable on the first day of each month of $1.4125 for each account of the Fund which was in existence during any portion of the immediately preceding month.

     For W&R High Income Fund, W&R Limited-Term Bond Fund and W&R Municipal
Bond Fund, an amount payable on the first day of each month of $1.6125 for each account of the Fund which was in existence during any portion of the immediately preceding month.

     For W&R International Growth Fund, W&R Large Cap Growth Fund, W&R Mid
Cap Growth Fund, W&R Science and Technology Fund, W&R Small Cap Growth
Fund, W&R Tax-Managed Equity Fund and W&R Core Equity Fund, an amount payable on the first day of each month of $1.3375 for each account of a
Fund which was in existence during any portion of the immediately preceding month.

     For W&R Money Market Fund, an amount payable on the first day of each month of $1.75 for each account of the Fund which was in existence during any portion of the immediately preceding month and, in addition, for Class
A shares, the Fund also paid the Agent a monthly fee of $0.75 for each shareholder check it processed.

     Each Fund also pays certain out-of-pocket expenses of the Agent, including:  long distance telephone communications costs; microfilm and storage costs for certain documents; forms, printing and mailing costs;
charges of any sub-agent used by Agent in performing services under the
Shareholder Servicing Agreement; and costs of legal and special services not provided by Waddell & Reed, WRIMCO or the Agent.

     Under the Accounting Services Agreement, each Fund pays the Agent a monthly fee of one-twelfth of the annual fee shown in the following table.

                          Accounting Services Fee

           Average Net Asset Level           Annual Fee
          (all dollars in millions)       Rate for Each Fund
           -------------------------        ------------------

          From $    0 to $   10                $      0
          From $   10 to $   25                $ 11,000
          From $   25 to $   50                $ 22,000
          From $   50 to $  100                $ 33,000
          From $  100 to $  200                $ 44,000
          From $  200 to $  350                $ 55,000
          From $  350 to $  550                $ 66,000
          From $  550 to $  750                $ 77,000
          From $  750 to $1,000                $ 93,500
               $1,000 and Over                 $110,000

     Plus, for each class of shares in excess of one, a Fund pays the Agent a monthly per-class fee equal to 2.5% of the monthly base fee.

    Fees paid to the Agent during the fiscal years ended March 31, 2002,
2001 and 2000 for each of the Funds then in existence were as follows:

                                  2002         2001         2000

W&R Asset Strategy Fund        $35,475      $33,194      $20,833
W&R Core Equity Fund            70,950       73,510       64,167
W&R High Income Fund            11,825       11,065       18,333
W&R International Growth Fund   44,344       47,592       41,667
W&R Large Cap Growth Fund       20,694[1]    10,840           NA
W&R Limited-Term Bond Fund      16,752       11,065       10,000
W&R Mid Cap Growth Fund         11,825[1]     5,913           NA
WW&R Money Market Fund          11,550[1]     1,925           NA
W&R Municipal Bond Fund         23,650       22,129       20,000
W&R Science and
Technology Fund                 47,300       50,548       38,333
W&R Small Cap Growth Fund       74,892       76,467       66,667
W&R Tax-Managed Equity               0            0[1]        NA
Fund

[1]For the period from 6/30/00, the date of the initial public offering, to
 3/31/01.

     Since each Fund pays a management fee for investment supervision and an accounting services fee for accounting services as discussed above,
WRIMCO and the Agent, respectively, pay all of their own expenses, except as otherwise noted in the respective agreements, in providing these services, unless otherwise referenced in the applicable agreement. Amounts paid by a Fund under the Shareholder Servicing Agreement are described above. Waddell & Reed and its affiliates pay the Directors and officers of
W&R Funds who are affiliated with Waddell & Reed and its affiliates. The
Funds pay the fees and expenses of the other Directors.

     Each Fund pays all of its other expenses. These include, for each
Fund, the costs of materials sent to shareholders, audit and outside legal fees, taxes, brokerage commissions, interest, insurance premiums, custodian fees, fees payable by the Funds under Federal or other securities laws and to the Investment Company Institute and nonrecurring and extraordinary expenses, including litigation and indemnification relating to litigation.

Distribution Arrangement

     Waddell & Reed acts as principal underwriter and distributor of the
Funds' shares pursuant to an underwriting agreement (the Underwriting
Agreement). The Underwriting Agreement requires Waddell & Reed to use its best efforts to sell the shares of the Funds but is not exclusive, and permits and recognizes that Waddell & Reed also distributes shares of other investment companies and other securities. Shares are sold on a continuous basis. Waddell & Reed is not required to sell any particular number of shares, and sells shares only for purchase orders received. Under this agreement, Waddell & Reed pays the costs of sales literature, including the costs of shareholder reports used as sales literature.

     The aggregate dollar amounts of underwriting commissions for each Fund for Class A shares for the fiscal periods shown were as follows:

                                3-31-02    3-31-01

W&R Asset Strategy Fund        $ 49,220   $ 55,325
W&R Core Equity Fund             99,876     96,329
W&R High Income Fund             26,214     10,912
W&R International Growth Fund    43,432     90,757
W&R Large Cap Growth Fund        93,171    240,775
W&R Limited-Term Bond Fund       76,997      3,780
W&R Mid Cap Growth Fund          94,488    162,467
W&R Money Market Fund               ---        ---
W&R Municipal Bond Fund           9,628      4,133
W&R Science and Technology Fund  92,478    137,599
W&R Small Cap Growth Fund       151,481    127,764
W&R Tax-Managed Equity Fund      13,670     46,961

     The aggregate dollar amounts of underwriting commissions for the Funds for Class B shares for the fiscal periods shown were as follows:

                                3-31-02    3-31-01

W&R Asset Strategy Fund         $ 9,074       $693
W&R Core Equity Fund              6,559      3,712
W&R High Income Fund              2,063         46
W&R International Growth Fund     5,074         19
W&R Large Cap Growth Fund        13,047        425
W&R Limited-Term Bond Fund          878        ---
W&R Mid Cap Growth Fund           9,288        352
W&R Money Market Fund             3,530        ---
W&R Municipal Bond Fund               0        ---
W&R Science and Technology Fund   8,035      1,046
W&R Small Cap Growth Fund         9,820        629
W&R Tax-Managed Equity Fund       1,081        ---

     The aggregate dollar amounts of underwriting commissions for the Funds for Class C shares for the fiscal periods shown were as follows:

                                3-31-02     3-31-01     3-31-00

W&R Asset Strategy Fund          $2,201      $2,300        $196
W&R Core Equity Fund              9,889      16,363       2,493
W&R High Income Fund                585         235         241
W&R International Growth Fund     1,901      15,985         617
W&R Large Cap Growth Fund         1,293       1,334          NA
W&R Limited-Term Bond Fund          706         343          20
W&R Mid Cap Growth Fund           1,264       1,009          NA
W&R Money Market Fund             4,554       2,709          NA
W&R Municipal Bond Fund           1,013         562         392
W&R Science and Technology Fund   4,189      37,148       2,222
W&R Small Cap Growth Fund         8,311      27,077       2,608
W&R Tax-Managed Equity Fund         241         404          NA

     The amounts retained by Waddell & Reed for each Fund for the fiscal periods shown were as follows:

                                3-31-02     3-31-01

W&R Asset Strategy Fund         $   ---     $   ---
W&R Core Equity Fund                ---         ---
W&R High Income Fund              3,759         ---
W&R International Growth Fund       ---         ---
W&R Large Cap Growth Fund        29,821      31,259
W&R Limited-Term Bond Fund       15,907         ---
W&R Mid Cap Growth Fund          28,804      18,016
W&R Money Market Fund               ---       2,709
W&R Municipal Bond Fund             ---         ---
W&R Science and Technology Fund     ---         ---
W&R Small Cap Growth Fund           ---         ---
W&R Tax-Managed Equity Fund       4,963      11,478

     Under the Distribution and Service Plan (the Plan) for Class A shares adopted by W&R Funds pursuant to Rule 12b-1 under the 1940 Act, (Rule 12b-1)
each Fund (other than W&R Money Market Fund) may pay Waddell & Reed a fee not to exceed 0.25% of the Fund's average annual net assets attributable to Class A shares, paid daily, to compensate Waddell & Reed for its costs and expenses in connection with, either directly or through others, the distribution of the Class A shares and/or the provision of personal services to Class A shareholders and/or maintenance of Class A shareholder accounts.

     Under the Plans adopted for Class B shares and Class C shares respectively, each Fund may pay Waddell & Reed a service fee not to exceed
0.25% of the Fund's average annual net assets attributable to that class, paid daily, to compensate Waddell & Reed, Inc. for its services, either directly or through others, in connection with the provision of personal services to shareholders of that class and/or the maintenance of shareholder accounts of that class and a distribution fee not to exceed
0.75% of the Fund's average annual net assets attributable to that class, paid monthly, to compensate Waddell & Reed for its services, either directly or through others, in connection with the distribution of shares of that class. Under the Plan adopted for Class Y shares, each Fund pays
Waddell & Reed daily a distribution and/or service fee not to exceed, on an annual basis, 0.25% of the particular Fund's Class Y NAV.

     Waddell & Reed offers the Funds' shares through its financial advisors, registered representatives and sales managers  (the sales force)and through other broker-dealers, banks and other appropriate intermediaries. In distributing shares through its sales force, Waddell &
Reed will pay commissions and incentives to the sales force at or about the time of sale and will incur other expenses including costs for prospectuses, sales literature, advertisements, sales office maintenance, processing of orders and general overhead with respect to its efforts to distribute the Funds' shares. The Plans permit Waddell & Reed to receive compensation for the class-related distribution activities through the distribution fee, subject to the limit contained in the Plan. The Plans also contemplate that Waddell & Reed may be compensated for its activities in connection with:  compensating, training and supporting registered financial advisors, sales managers and/or other appropriate personnel in providing personal services to shareholders of each Fund and/or maintaining shareholder accounts; increasing services provided to shareholders of each
Fund by office personnel located at field sales offices; engaging in other activities useful in providing personal service to shareholders of each
Fund and/or maintenance of shareholder accounts; and its arrangements with broker-dealers who may regularly sell shares of the Funds, and other third parties, for providing shareholder services and/or maintaining shareholder accounts with respect to Fund shares. Each Plan and the Underwriting
Agreement contemplate that Waddell & Reed may be compensated for these class-related distribution efforts through the distribution fee.

     The sales force and other parties may be paid continuing compensation based on the value of the shares held by shareholders to whom the member of the sales force is assigned to provide personal services, and Waddell &
Reed or its subsidiary, Waddell & Reed Services Company, as well as other parties may also provide services to shareholders through telephonic means and written communications. Waddell & Reed may pay other broker-dealers a portion of the fees it receives under the respective Plans as well as other compensation in connection with the distribution of Fund shares.

     For the fiscal period ended March 31, 2002, W&R Funds paid (or accrued) the following amounts to Waddell & Reed as distribution fees and service fees under the Class A Plan for each of the Funds:

                           Distribution   Service
Fund                           Fees         Fees

W&R Asset Strategy Fund          $2,100      $6,047
W&R Core Equity Fund              3,700      11,575
W&R High Income Fund                600       2,003
W&R International Growth Fund     4,500      10,647
W&R Large Cap Growth Fund        11,500      33,801
W&R Limited-Term Bond Fund          500       5,875
W&R Mid Cap Growth Fund           7,800      25,226
W&R Municipal Bond Fund             700       3,297
W&R Science and
Technology Fund                   5,800      16,327
W&R Small Cap Growth Fund         4,300      29,089
W&R Tax-Managed Equity            1,600       8,446
Fund

     For the fiscal period ended March 31, 2002, W&R Funds paid (or accrued) the following amounts to Waddell & Reed as distribution fees and service fees under the Class B Plan for each of the Funds:

                           Distribution   Service
Fund                           Fees         Fees

W&R Asset Strategy Fund         $17,856      $5,952
W&R Core Equity Fund             41,556      13,851
W&R High Income Fund              6,655       2,218
W&R International Growth Fund    16,000       5,335
W&R Large Cap Growth Fund        17,794       5,931
W&R Limited-Term Bond Fund        6,160       2,053
W&R Mid Cap Growth Fund          14,404       4,801
W&R Money Market Fund             3,866       1,289
W&R Municipal Bond Fund             483         161
W&R Science and
Technology Fund                  29,045       9,679
W&R Small Cap Growth Fund        49,100      16,389
W&R Tax-Managed Equity            2,551         850
Fund

     For the fiscal year ended March 31, 2002, W&R Funds paid (or accrued)
the following amounts to Waddell & Reed as distribution fees and service fees under the Class C Plan for each of the Funds:

                           Distribution   Service
Fund                           Fees         Fees

W&R Asset Strategy Fund        $380,399    $127,034
W&R Core Equity Fund          2,995,815     997,969
W&R High Income Fund            132,859      44,596
W&R International Growth Fund   728,717     242,606
W&R Large Cap Growth Fund        47,866      15,955
W&R Limited-Term Bond Fund      138,509      47,425
W&R Mid Cap Growth Fund          30,711      10,236
W&R Money Market Fund            63,950      21,317
W&R Municipal Bond Fund         190,013      63,338
W&R Science and
Technology Fund                 956,436     318,568
W&R Small Cap Growth Fund     3,461,531   1,153,226
W&R Tax-Managed Equity            9,733       3,245
Fund

     For the fiscal year ended March 31, 2002, W&R Funds paid (or accrued)
the following amounts to Waddell & Reed as distribution fees and service fees under the Class Y Plan for each of the Funds:

                             Distribution
Fund                         and Service
                                 Fees

W&R Asset Strategy Fund          $1,511
W&R Core Equity Fund              6,781
W&R High Income Fund                 50
W&R International Growth Fund    17,032
W&R Large Cap Growth Fund         1,084
W&R Limited-Term Bond Fund        4,233
W&R Mid Cap Growth Fund             588
W&R Municipal Bond Fund               4
W&R Science and
Technology Fund                   5,461
W&R Small Cap Growth Fund        92,163
W&R Tax-Managed Equity               NA
Fund

     The only Directors or interested persons, as defined in the 1940 Act, of W&R Funds who have a direct or indirect financial interest in the operation of a Plan are the officers and Directors who are also officers of either Waddell & Reed or its affiliate(s) or who are shareholders of
Waddell & Reed Financial, Inc., the indirect parent company of Waddell &
Reed. Each Plan is anticipated to benefit the applicable Fund and its shareholders affected by the particular Plan through Waddell & Reed's activities not only to distribute the affected shares of W&R Funds but also to provide personal services to shareholders of the affected class and thereby promote the maintenance of their accounts with W&R Funds. Each Fund anticipates that shareholders of a particular class may benefit to the extent that Waddell & Reed's activities are successful in increasing the assets of that Fund class, through increased sales or reduced redemptions, or a combination of these, and reducing a shareholder's share of Fund and class expenses. Increased Fund assets may also provide greater resources with which to pursue the goal(s) of a Fund. Further, continuing sales of shares may also reduce the likelihood that it will be necessary to liquidate portfolio securities, in amounts or at times that may be disadvantageous to a Fund, to meet redemption demands. In addition, each
Fund anticipates that the revenues from the Plans will provide Waddell &
Reed with greater resources to make the financial commitments necessary to continue to improve the quality and level of services to each Fund and its affected shareholders.

     To the extent that Waddell & Reed incurs expenses for which compensation may be made under the Plans that relate to distribution and service activities also involving another fund in the Waddell & Reed
Advisors Funds or W&R Funds, Inc., Waddell & Reed typically determines the amount attributable to the Fund's expenses under the Plans on the basis of a combination of the respective classes' relative net assets and number of shareholder accounts.

    As noted above, the Funds are offered through Waddell & Reed and other broker-dealers.  Waddell & Reed may pay other broker-dealers a portion of the fees it receives under the respective Plans as well as other compensation in connection with the distribution of Fund shares, including the following: 1) for Class A shares purchased at NAV by clients of Legend Equities Corporation (Legend), Waddell & Reed (or its
affiliate) may pay Legend 1.00% of net assets invested; 2) for the purchase of Class B shares, Waddell & Reed (or its affiliate) may pay
Legend 4.00% of net assets invested; 3) for the purchase of Class C shares, Waddell & Reed (or its affiliate) may pay Legend 1.00% of net assets invested.

     Each Plan and the Underwriting Agreement were approved by the Board of
Directors, including the Directors who are not interested persons of W&R
Funds or of Waddell & Reed and who have no direct or indirect financial interest in the operations of the Plans or any agreement referred to in the
Plans (hereafter the Plan Directors).

     Among other things, the Plan for each class provides that (1) Waddell
& Reed will submit to the Directors at least quarterly, and the Directors will review, reports regarding all amounts expended under the Plan and the purposes for which such expenditures were made, (2) the Plan will continue in effect only so long as it is approved at least annually, and any material amendments thereto are approved by the Directors including the
Plan Directors acting in person at a meeting called for that purpose, (3)
payments under the Plan shall not be materially increased without the affirmative vote of the holders of a majority of the outstanding shares of that class of each affected Fund, and (4) while the Plan remains in effect,

the selection and nomination of the Directors who are Plan Directors shall be committed to the discretion of the Plan Directors.

Custodial and Auditing Services

     The custodian for each Fund is UMB Bank, n.a., 928 Grand Boulevard,
Kansas City, Missouri. In general, the custodian is responsible for holding each Fund's cash and securities. Deloitte & Touche LLP, 1010 Grand
Boulevard, Kansas City, Missouri, the Funds' independent auditors, audits the Funds' financial statements.

                 PURCHASE, REDEMPTION AND PRICING OF SHARES

Determination of Offering Price

     The NAV of each class of the shares of a Fund is the value of the assets of that class, less the class's liabilities, divided by the total number of outstanding shares of that class.

     Class A shares of the Funds are sold at their next determined NAV plus the sales charge described in the Prospectuses. The sales charge is paid to
Waddell & Reed. The price makeup as of March 31, 2002, which is the date of the most recent balance sheet included in the Funds' Annual Report to
Shareholders, which is incorporated into this SAI by reference, was as follows:

      W&R Asset Strategy Fund

     NAV per Class A share (Class A
       net assets divided by Class A shares
       outstanding) ..............................  $11.33
     Add:  selling commission (5.75% of offering
       price) ....................................    0.69
                                                    ------
     Maximum offering price per Class A share
       (Class A NAV divided by 94.25%) ...........  $12.02
                                                    ======

      W&R Core Equity Fund

     NAV per Class A share (Class A
       net assets divided by Class A shares
       outstanding) ..............................   $8.89
     Add:  selling commission (5.75% of offering
       price) ....................................    0.54
                                                    ------
     Maximum offering price per Class A share
       (Class A NAV divided by 94.25%) ...........   $9.43
                                                    ======

      W&R High Income Fund

     NAV per Class A share (Class A
       net assets divided by Class A shares
       outstanding) ..............................   $8.48
     Add:  selling commission (5.75% of offering
       price) ....................................    0.52
                                                     -----
     Maximum offering price per Class A share
       (Class A NAV divided by 94.25%) ...........   $9.00
                                                     =====

      W&R International Growth Fund

     NAV per Class A share (Class A
       net assets divided by Class A shares
       outstanding) ..............................  $ 9.82
     Add:  selling commission (5.75% of offering
       price) ....................................    0.60
                                                    ------
     Maximum offering price per Class A share
       (Class A NAV divided by 94.25%) ...........  $10.42
                                                    ======

      W&R Large Cap Growth Fund

     NAV per Class A share (Class A
       net assets divided by Class A shares
       outstanding) ..............................   $9.21
     Add:  selling commission (5.75% of offering
       price) ....................................    0.56
                                                    ------
     Maximum offering price per Class A share
       (Class A NAV divided by 94.25%) ...........   $9.77
                                                    ======

      W&R Limited-Term Bond Fund

     NAV per Class A share (Class A
       net assets divided by Class A shares
       outstanding) ..............................  $10.20
     Add:  selling commission (4.25% of offering
       price) ....................................    0.45
                                                    ------
     Maximum offering price per Class A share
       (Class A NAV divided by 95.75%) ...........  $10.65
                                                    ======

      W&R Mid Cap Growth Fund

     NAV per Class A share (Class A
       net assets divided by Class A shares
       outstanding) ..............................   $8.91
     Add:  selling commission (5.75% of offering
       price) ....................................    0.54
                                                     -----
     Maximum offering price per Class A share
       (Class A NAV divided by 94.25%) ...........   $9.45
                                                     =====

      W&R Municipal Bond Fund

     NAV per Class A share (Class A
       net assets divided by Class A shares
       outstanding) ..............................  $10.61
     Add:  selling commission (4.25% of offering
       price) ....................................    0.47
                                                    ------
     Maximum offering price per Class A share
       (Class A NAV divided by 95.75%) ...........  $11.08
                                                    ======

      W&R Science and Technology Fund

     NAV per Class A share (Class A
       net assets divided by Class A shares
       outstanding) ..............................  $18.19
     Add:  selling commission (5.75% of offering
       price) ....................................    1.11
                                                    ------
     Maximum offering price per Class A share
       (Class A NAV divided by 94.25%) ...........  $19.30
                                                    ======

      W&R Small Cap Growth Fund

     NAV per Class A share (Class A
       net assets divided by Class A shares
       outstanding) ..............................  $10.59
     Add:  selling commission (5.75% of offering
       price) ....................................    0.65
                                                    ------
     Maximum offering price per Class A share
       (Class A NAV divided by 94.25%) ...........  $11.24
                                                    ======

      W&R Tax-Managed Equity Fund

     NAV per Class A share (Class A
       net assets divided by Class A shares
       outstanding) ..............................   $6.43
     Add:  selling commission (5.75% of offering
       price) ....................................    0.39
                                                     -----
     Maximum offering price per Class A share
       (Class A NAV divided by 94.25%) ...........   $6.82
                                                     =====

     The offering price of a Class A share is its NAV next calculated following acceptance of a purchase request, in good order, plus the sales charge, as applicable. The offering price of a Class B share, Class C share, Class Y share or certain Class A shares is the applicable Class NAV next calculated following acceptance of a purchase request, in good order.
The number of shares you receive for your purchase depends on the next offering price after Waddell & Reed or an authorized third party properly receives and accepts your order. You will be sent a confirmation after your purchase (except for automatic transactions) which will indicate how many shares you have purchased.

     Waddell & Reed need not accept any purchase order, and it or the Funds may determine to discontinue offering Fund shares for purchase.

     The NAV and offering price per share are computed once on each day that the NYSE is open for trading as of the later of the close of the regular session of the NYSE or the close of the regular session of any other securities or commodities exchange on which an option or futures contract held by a Fund is traded. The NYSE annually announces the days on which it will not be open for trading. The most recent announcement indicates that the NYSE will not be open on the following days:  New Year's
Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial
Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.
However, it is possible that the NYSE may close on other days. The NAV will likely change every business day, since typically the value of the assets and the number of shares outstanding change every business day. W&R Money
Market Fund is designed so that the value of each share of each class of the Fund (the NAV per share) will remain fixed at $1.00 per share except under extraordinary circumstances.

     The securities in the portfolio of each Fund, except as otherwise noted, that are listed or traded on a stock exchange, are valued on the basis of the last sale on that day or, lacking any sales, at a price that is the mean between the closing bid and asked prices. Other securities that are traded over-the-counter are priced using the Nasdaq Stock Market, which provides information on bid and asked prices quoted by major dealers in such stocks. Bonds, other than convertible bonds, are valued using a third-
party pricing system. Convertible bonds are valued using this pricing system only on days when there is no sale reported. Short-term debt securities are valued at amortized cost, which approximates market value.
When market quotations are not readily available, securities and other assets are valued at fair value as determined in good faith under procedures established by, and under the general supervision and responsibility of, the Board of Directors.

     Options and futures contracts purchased and held by a Fund are valued at the last sales price thereof on the securities or commodities exchanges on which they are traded, or, if there are no transactions, at the mean between bid and asked prices. Ordinarily, the close of the regular session for options trading on national securities exchanges is 4:10 p.m. Eastern time and the close for the regular session for commodities exchanges is
4:15 p.m. Eastern time. Futures contracts will be valued with reference to established futures exchanges. The value of a futures contract purchased by a Fund will be either the closing price of that contract or the bid price.
Conversely, the value of a futures contract sold by a Fund will be either the closing purchase price or the asked price.

     When a Fund writes a put or call, an amount equal to the premium received is included in the Statement of Assets and Liabilities as an asset, and an equivalent deferred credit is included in the liability section. The deferred credit is marked-to-market (that is, treated as sold for its fair market value) to reflect the current market value of the put or call. If a call a Fund wrote is exercised, the proceeds received on the sale of the related investment are increased by the amount of the premium the Fund received. If a Fund exercised a call it purchased, the amount paid to purchase the related investment is increased by the amount of the premium paid. If a put written by a Fund is exercised, the amount that the
Fund pays to purchase the related investment is decreased by the amount of the premium it received. If a Fund exercises a put it purchased, the amount the Fund receives from the sale of the related investment is reduced by the amount of the premium it paid. If a put or call written by a Fund expires, it has a gain in the amount of the premium; if a Fund enters into a closing purchase transaction, it will have a gain or loss depending on whether the premium was more or less than the cost of the closing transaction.

     Foreign currency exchange rates are generally determined prior to the close of trading of the regular session of the NYSE. Occasionally events affecting the value of foreign investments and such exchange rates occur between the time at which they are determined and the close of the regular session of trading on the NYSE, which events will not be reflected in a computation of a Fund's NAV on that day. If events materially affecting the value of such investments or currency exchange rates occur during such time period, the investments will be valued at their fair value as determined in good faith by or under the direction of the Board of Directors. The foreign currency exchange transactions of a Fund conducted on a spot (i.e., cash)
basis are valued at the spot rate for purchasing or selling currency prevailing on the foreign exchange market. This rate under normal market conditions differs from the prevailing exchange rate in an amount generally less than one-tenth of one percent due to the costs of converting from one currency to another.

     W&R Money Market Fund operates under Rule 2a-7 which permits it to value its portfolio on the basis of amortized cost. The amortized cost method of valuation is accomplished by valuing a security at its cost and thereafter assuming a constant amortization rate to maturity of any discount or premium, and does not reflect the impact of fluctuating interest rates on the market value of the security. This method does not take into account unrealized gains or losses.

     While the amortized cost method provides some degree of certainty in valuation, there may be periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the instrument. During periods of declining interest rates, the daily yield on the Fund's shares may tend to be higher than a like computation made by a fund with identical investments utilizing a method of valuation based upon market prices and estimates of market prices for all of its portfolio instruments and changing its dividends based on these changing prices. Thus, if the use of amortized cost by the Fund resulted in a lower aggregate portfolio value on a particular day, a prospective investor in the Fund's shares would be able to obtain a somewhat higher yield than would result from investment in such a fund, and existing investors in the Fund's shares would receive less investment income. The converse would apply in a period of rising interest rates.

     Under Rule 2a-7, the Board of Directors must establish procedures designed to stabilize, to the extent reasonably possible, the Fund's price per share as computed for the purpose of sales and redemptions at $1.00.
Such procedures must include review of the Fund's portfolio holdings by the
Board at such intervals as it may deem appropriate and at such intervals as are reasonable in light of current market conditions to determine whether the Fund's NAV calculated by using available market quotations deviates from the per share value based on amortized cost.

     For the purpose of determining whether there is any deviation between the value of the Fund's portfolio based on amortized cost and that determined on the basis of available market quotations, if there are readily available market quotations, investments are valued at the mean between the bid and asked prices. If such market quotations are not available, the investments will be valued at their fair value as determined in good faith under procedures established by and under the general supervision and responsibility of the Board of Directors, including being valued at prices based on market quotations for investments of similar type, yield and duration.

     Under Rule 2a-7, if the extent of any deviation between the NAV per share based upon available market quotations and the NAV per share based on amortized cost exceeds one-half of 1%, the Board must promptly consider what action, if any, will be initiated. When the Board believes that the extent of any deviation may result in material dilution or other unfair results to investors or existing shareholders, it is required to take such action as it deems appropriate to eliminate or reduce to the extent reasonably practicable such dilution or unfair results. Such actions could include the sale of portfolio securities prior to maturity to realize capital gains or losses or to shorten average portfolio maturity, withholding dividends or payment of distributions from capital gains, redemptions of shares in kind, or establishing a NAV per share using available market quotations.

     The procedures which the Board of Directors has adopted include changes in the dividends payable by the Fund under specified conditions, as further described under Taxes and Payments to Shareholders. The purpose of this portion of the procedures is to provide for the automatic taking of one of the actions which the Board of Directors might take should it otherwise be required to consider taking appropriate action.

Minimum Initial and Subsequent Investments

     For Class A, Class B and Class C shares, initial investments must be at least $500 (per Fund) with the exceptions described in this paragraph. A
$100 minimum initial investment pertains to exchanges of shares from one
Fund to another Fund. A $50 minimum initial investment pertains to purchases for certain retirement plan accounts and to accounts for which an investor has arranged, at the time of initial investment, to make subsequent purchases for the account by having regular monthly withdrawals of $25 or more made from a bank account. A minimum initial investment of
$25 is applicable to purchases made through payroll deduction or certain retirement plan accounts for or by employees of WRIMCO, Waddell & Reed, and their affiliates. Except with respect to certain exchanges and automatic withdrawals from a bank account, a shareholder may make subsequent investments of any amount.

     For Class Y shares, investments by government entities or authorities or by corporations must total at least $10 million within the first twelve months after initial investment. There is no initial investment minimum for other Class Y investors.

Reduced Sales Charges (Applicable to Class A Shares only)

   Account Grouping

     Large purchases of Class A shares are subject to lower sales charges.
The schedule of sales charges appears in the Prospectuses. For the purpose of taking advantage of the lower sales charges available for large purchases, a purchase in any of categories 1 through 7 listed below made by an individual or deemed to be made by an individual may be grouped with purchases in any other of these categories:

1.   Purchases by an individual for his or her own account (includes purchases under the W&R Funds Revocable Trust Form);

2.   Purchases by that individual's spouse purchasing for his or her own account (includes W&R Funds Revocable Trust Form of spouse);

3.   Purchases by that individual or his or her spouse in their joint account;

4.   Purchases by that individual or his or her spouse for the account of their child under age 21;

5.   Purchase by any custodian for the child of that individual or spouse in a Uniform Transfers to Minors Act (UTMA) or Uniform Gifts to Minors
     Act (UGMA) account;

6.   Purchases by that individual or his or her spouse for his or her individual retirement account (IRA), or salary reduction plan account under Section 457 of the Internal Revenue Code of 1986, as amended
     (the Code), provided that such purchases are subject to a sales charge
     (see Net Asset Value Purchases), tax-sheltered annuity account (TSA)
     or Keogh Plan account, provided that the individual and spouse are the only participants in the Keogh Plan; and

7.   Purchases by a trustee under a trust where that individual or his or her spouse is the settlor (the person who establishes the trust).

     For the foregoing categories, an individual's domestic partner is treated as his or her spouse.

     Examples:

     A.   Grandmother opens a UGMA account for grandson A; Grandmother has an account in her own name; A's father has an account in his own name; the UGMA account may be grouped with A's father's account but may not be grouped with Grandmother's account;

     B.   H establishes a trust naming his children as beneficiaries and appointing himself and his bank as co-trustees; a purchase made in the trust account is eligible for grouping with an IRA account of W, H's wife;

     C.   H's will provides for the establishment of a trust for the benefit of his minor children upon H's death; his bank is named as trustee; upon H's death, an account is established in the name of the bank, as trustee; a purchase in the account may be grouped with an account held by H's wife in her own name.

     D.   X establishes a trust naming herself as trustee and R, her son, as successor trustee and R and S as beneficiaries; upon X's death, the account is transferred to R as trustee; a purchase in the account may not be grouped with R's individual account. If
          X's spouse, Y, was successor trustee, this purchase could be grouped with Y's individual account.

     All purchases of Class A shares made for a participant in a multi-
participant Keogh plan may be grouped only with other purchases made under the same plan; a multi-participant Keogh plan is defined as a plan in which there is more than one participant where one or more of the participants is other than the spouse of the owner/employer.

Example A:  H has established a Keogh plan; he and his wife W are the only participants in the plan; they may group their purchases made under the plan with any purchases in categories 1 through 7 above.

Example B:  H has established a Keogh Plan; his wife, W, is a participant and they have hired one or more employees who also become
            participants in the plan; H and W may not combine any purchases made under the plan with any purchases in categories 1 through
            7 above; however, all purchases made under the plan for H, W or any other employee will be combined.

     All purchases of Class A shares made under a qualified employee benefit plan of an incorporated business will be grouped. A qualified employee benefit plan is established pursuant to Section 401 of the Code.
All qualified employee benefit plans of any one employer or affiliated employers will also be grouped. An affiliate is defined as an employer that directly, or indirectly, controls or is controlled by or is under control with another employer. All qualified employee benefit plans of an employer who is a franchisor and those of its franchisee(s) may also be grouped.

Example:  Corporation X sets up a defined benefit plan; its subsidiary,
          Corporation Y, sets up a 401(k) plan; all contributions made under both plans will be grouped.

     All purchases of Class A shares made under a simplified employee pension plan (SEP), payroll deduction plan or similar arrangement adopted by an employer or affiliated employers (as defined above) may be grouped provided that the employer elects to have all such purchases grouped at the time the plan is set up. If the employer does not make such an election, the purchases made by individual employees under the plan may be grouped with the other accounts of the individual employees described above in
Account Grouping.

     Account grouping as described above is available under the following circumstances.

   One-time Purchases

     A one-time purchase of Class A shares in accounts eligible for grouping may be combined for purposes of determining the availability of a reduced sales charge. In order for an eligible purchase to be grouped, the investor must advise Waddell & Reed at the time the purchase is made that it is eligible for grouping and identify the accounts with which it may be grouped.

Example:  H and W open an account in the Fund and invest $75,000; at the same time, H's parents open up three UGMA accounts for H and W's three minor children and invest $10,000 in each child's name; the combined purchase of $105,000 of Class A shares is subject to a reduced sales load of 4.75% provided that Waddell & Reed is advised that the purchases are entitled to grouping.

   Rights of Accumulation

     If Class A shares are held in any account and an additional purchase of Class A shares is made in that account or in any account eligible for grouping with that account, the additional purchase is combined with the
NAV of the existing account(s) as of the date the new purchase is accepted by Waddell & Reed for the purpose of determining the availability of a reduced sales charge.

Example:  H is a current Class A shareholder who invested in one of the
          Funds three years ago. His account has a NAV of $80,000. His wife, W, now wishes to invest $20,000 in Class A shares of that
          (or another) Fund. W's purchase will be combined with H's
          existing account and will be entitled to a reduced sales charge of 4.75%. H's original purchase was subject to a full sales charge and the reduced charge does not apply retroactively to that purchase.

     In order to be entitled to Rights of Accumulation, the purchaser must inform Waddell & Reed that the purchaser is entitled to a reduced charge and provide Waddell & Reed with the name and number of the existing account(s) with which the purchase may be combined.

   Letter of Intent

     The benefit of a reduced sales charge for larger purchases of Class A shares is also available under a Letter of Intent (LOI). By signing an LOI form, which is available from Waddell & Reed, the purchaser indicates an intention to invest in Class A shares, over a 13-month period, a dollar amount which is sufficient to qualify for a reduced sales charge. The 13-
month period begins on the date the first purchase made under the LOI is accepted by Waddell & Reed. Each purchase made from time to time under the
LOI is treated as if the purchaser were buying at one time the total amount which he or she intends to invest. The sales charge applicable to all purchases of Class A shares made under the terms of the LOI will be the sales charge in effect on the beginning date of the 13-month period.

     In determining the amount which the purchaser must invest in order to qualify for a reduced sales charge under an LOI, the investor's Rights of
Accumulation (see above) will be taken into account; that is, Class A shares already held in the same account in which the purchase is being made or in any account eligible for grouping with that account, as described above, will be included.

Example:  H signs an LOI indicating his intent to invest in his own name a dollar amount sufficient to entitle him to purchase Class A shares at the sales charge applicable to a purchase of $100,000.
          H has an IRA account and the Class A shares held under the IRA in a Fund have a NAV as of the date the LOI is accepted by Waddell &
          Reed of $15,000; H's wife, W, has an account in her own name invested in another Fund which charges the same sales load as the
          Fund, with a NAV as of the date of acceptance of the LOI of
          $10,000; H needs to invest $75,000 in Class A shares over the 13-
          month period in order to qualify for the reduced sales load applicable to a purchase of $100,000.

     A copy of the LOI signed by a purchaser will be returned to the purchaser after it is accepted by Waddell & Reed and will set forth the dollar amount of Class A shares which must be purchased within the 13-month period in order to qualify for the reduced sales charge.

     The minimum initial investment under an LOI is 5% of the dollar amount which must be invested under the LOI. An amount equal to 5% of the purchase required under the LOI will be held in escrow. If a purchaser does not, during the period covered by the LOI, invest the amount required to qualify for the reduced sales charge under the terms of the LOI, he or she will be responsible for payment of the sales charge applicable to the amount actually invested. The additional sales charge owed on purchases of Class A shares made under an LOI which is not completed will be collected by redeeming part of the shares purchased under the LOI and held in escrow unless the purchaser makes payment of this amount to Waddell & Reed within
20 days of Waddell & Reed's request for payment.

     If the actual amount invested is higher than the amount an investor intends to invest, and is large enough to qualify for a sales charge lower than that available under the LOI, the lower sales charge will apply.

     An LOI does not bind the purchaser to buy, or Waddell & Reed to sell, the shares covered by the LOI.

     With respect to LOIs for $2,000,000 or purchases otherwise qualifying for no sales charge under the terms of the LOI, the initial investment must be at least $200,000.

     The value of any shares redeemed during the 13-month period which were acquired under the LOI will be deducted in computing the aggregate purchases under the LOI.

     LOIs are not available for purchases made under an SEP where the employer has elected to have all purchases under the SEP grouped.

   Other Funds in the Waddell & Reed Advisors Funds, W&R Funds and Waddell
  & Reed InvestEd Portfolios, Inc.

     Reduced sales charges for larger purchases of Class A shares apply to purchases of any of the Class A shares of any of the funds in the Waddell &
Reed Advisors Funds, W&R Funds and Waddell & Reed InvestEd Portfolios, Inc.
subject to a sales charge (for clients of Waddell & Reed and Legend
Equities Corporation (Legend)). A purchase of Class A shares, or Class A shares held, in any of the funds in the Waddell & Reed Advisors Funds, W&R
Funds and/or Waddell & Reed InvestEd Portfolios, Inc. subject to a sales charge will be treated as an investment in the Fund in determining the applicable sales charge. For these purposes, Class A shares of Waddell &
Reed Advisors Cash Management, Inc. or W&R Funds, Inc. Money Market Fund
that were acquired by exchange of another Waddell & Reed Advisors Fund, W&R
Funds or Waddell & Reed InvestEd Portfolios, Inc. Class A shares on which a sales charge was paid, plus the shares paid as dividends on those acquired shares, are also taken into account.

Net Asset Value Purchases of Class A Shares

     Class A shares of a Fund may be purchased at NAV by the Directors and officers of the Fund or of any affiliated entity of Waddell & Reed, employees of Waddell & Reed or of any of its affiliates, financial advisors of Waddell & Reed and its affiliates and the spouse, children, parents, children's spouses and spouse's parents of each such Director, officer, employee and financial advisor. Child includes stepchild; parent includes stepparent. Purchases of Class A shares in an IRA sponsored by Waddell &
Reed established for any of these eligible purchasers may also be at NAV.
Purchases of Class A shares in any tax-qualified retirement plan under which the eligible purchaser is the sole participant may also be made at
NAV. Trusts under which the grantor and the trustee or a co-trustee are each an eligible purchaser are also eligible for NAV purchases of Class A shares. Employees include retired employees. A retired employee is an individual separated from service from Waddell & Reed, or from an affiliated company with a vested interest in any Employee Benefit plan sponsored by Waddell & Reed or any of its affiliated companies. Financial advisors include retired financial advisors. A retired financial advisor is any financial advisor who was, at the time of separation from service from
Waddell & Reed, a Senior Financial Advisor. A custodian under UGMA or UTMA purchasing for the child or grandchild of any employee or financial advisor may purchase Class A shares at NAV whether or not the custodian himself is an eligible purchaser.

     Until December 31, 2002, Class A shares may be purchased at NAV by persons who are clients of Legend if the purchase is made with the proceeds of the redemption of shares of a mutual fund which is not within the
Waddell & Reed Advisors Funds or W&R Funds, Inc. and the purchase is made within 60 days of such redemption.

     Shares may be issued at NAV in a merger, acquisition or exchange offer made pursuant to a plan of reorganization to which the Fund is a party.

     Purchases of Class A shares by Friends of the Firm which include certain persons who have an existing relationship with Waddell & Reed or any of its affiliates may be made at NAV.

     Retirement plan accounts held in the Waddell & Reed Advisors
Retirement Plan, offered and distributed by Nationwide Investment Services
Corporation through Nationwide Trust Company, FSB retirement programs.

     Direct Rollovers from the Waddell & Reed Advisors Retirement Plan.

     Purchases of Class A shares in a 401(k) plan or a 457 plan having 100 or more eligible employees, and the shares are held in individual plan participant accounts on the Fund's records, may be made at NAV.

     Purchases of Class A shares by certain clients investing through a qualified fee-based program offered by a third party that has made arrangements to sell shares of the Funds may be made at NAV.

Reasons for Differences in the Public Offering Price of Class A Shares

     As described herein and in the Prospectus, there are a number of instances in which a Fund's Class A shares are sold or issued on a basis other than at the maximum public offering price, that is, the NAV plus the highest sales charge. Some of these instances relate to lower or eliminated sales charges for larger purchases of Class A shares, whether made at one time or over a period of time as under an LOI or Rights of Accumulation.
See the table of sales charges in the Prospectus for the Class A shares.
The reasons for these quantity discounts are, in general, that (1) they are traditional and have long been permitted in the industry and are therefore necessary to meet competition as to sales of shares of other funds having such discounts, (2) certain quantity discounts are required by rules of the
National Association of Securities Dealers, Inc. (as is elimination of sales charges on the reinvestment of dividends and distributions), and (3)
they are designed to avoid an unduly large dollar amount of sales charge on substantial purchases in view of reduced selling expenses. Quantity discounts are made available to certain related persons for reasons of family unity and to provide a benefit to tax-exempt plans and organizations.

     In general, the reasons for the other instances in which there are reduced or eliminated sales charges for Class A shares are as follows.
Exchanges at NAV are permitted because a sales charge has already been paid on the shares exchanged. Sales of Class A shares without a sales charge are permitted to Directors, officers and certain others due to reduced or eliminated selling expenses and since such sales may aid in the development of a sound employee organization, encourage responsibility and interest in a Fund and an identification with its aims and policies. Limited reinvestments of redemptions of Class A shares at no sales charge are permitted to attempt to protect against mistaken or not fully informed redemption decisions. Class A shares may be issued at no sales charge in plans of reorganization due to reduced or eliminated sales expenses and since, in some cases, such issuance is exempted by the 1940 Act from the otherwise applicable requirements as to sales charges. Reduced or eliminated sales charges may also be used for certain short-term promotional activities by Waddell & Reed. In no case in which there is a reduced or eliminated sales charge are the interests of existing Class A shareholders adversely affected since, in each case, the Fund receives the
NAV per share of all shares sold or issued.

Exchange Privileges

   Class A Share Exchanges

     Once a sales charge has been paid on shares of a fund in W&R Funds,
Waddell & Reed Advisors Funds or Waddell & Reed InvestEd Portfolios, Inc.,
these shares and any shares added to them from dividends or distributions paid in shares may be freely exchanged for corresponding shares of another fund in W&R Funds or, for clients of Waddell & Reed or Legend, another fund in Waddell & Reed Advisors Funds or Waddell & Reed InvestEd Portfolios,
Inc. The shares you exchange must be worth at least $100 or you must already own shares of a fund in W&R Funds, Waddell & Reed Advisors Funds or
Waddell & Reed InvestEd Portfolios, Inc. into which you want to exchange.

     Except where the special rules described below apply, you may exchange
Class A shares you own in a Fund for Class A shares of another Fund or, for clients of Waddell & Reed or Legend, for Class A shares of a fund in
Waddell & Reed Advisors Funds or Waddell & Reed InvestEd Portfolios, Inc.,
without charge if (1) a sales charge was paid on these shares, or (2) the shares were received in exchange for shares for which a sales charge was paid, or (3) the shares were acquired from reinvestment of dividends and distributions paid on such shares. There may have been one or more such exchanges so long as a sales charge was paid on the shares originally purchased. Also, shares acquired without a sales charge because the purchase was $2 million or more will be treated the same as shares on which a sales charge was paid.

     Special rules apply to W&R Limited-Term Bond Fund and W&R Municipal
Bond Fund shares. Class A shares of one of these Funds may be exchanged for
Class A shares of another Fund (or, for customers of Waddell & Reed or
Legend, for Class A shares of a fund within Waddell & Reed Advisors Funds or Waddell & Reed InvestEd Portfolios, Inc.) only if (1) you received the shares to be exchanged as a result of one or more exchanges of shares on which a maximum sales charge was originally paid (currently, 5.75%), or (2)
the shares to be exchanged have been held for at least six months from the date of the original purchase. However, you may exchange, and these restrictions do not apply to exchanges of, Class A shares of W&R Limited-
Term Bond, W&R Municipal Bond Fund or W&R Money Market Fund (or, for
clients of Waddell & Reed or Legend, Class A shares of Waddell & Reed
Advisors Municipal Bond Fund, Inc., Waddell & Reed Advisors Government
Securities Fund, Inc. or Waddell & Reed Advisors Cash Management, Inc.).

     Subject to the above rules regarding sales charges, you may have a specific dollar amount of Class A shares of W&R Money Market Fund automatically exchanged each month into Class A shares of any other fund in
W&R Funds, provided you already own Class A shares of the fund. The shares of W&R Money Market Fund which you designate for automatic exchange must be worth at least $100, which may be allocated among the Class A shares of different Funds so long as each fund receives a value of at least $25.
Minimum initial investment and minimum balance requirements apply to such automatic exchange service.

   Class B Share Exchanges

     You may exchange Class B shares of one Fund for Class B shares of another Fund or, for clients of Waddell & Reed or Legend, for Class B shares of a fund in Waddell & Reed Advisors Funds or Waddell & Reed
InvestEd Portfolios, Inc. without charge.

     The redemption of a Fund's Class B shares as part of an exchange is not subject to the deferred sales charge. For purposes of computing the deferred sales charge, if any, applicable to the redemption of the shares acquired in the exchange, those acquired shares are treated as having been purchased when the original redeemed shares were purchased.

     You may have a specific dollar amount of Class B shares of W&R Money
Market Fund automatically exchanged each month into Class B shares of any other fund in the W&R Funds, provided you already own Class B shares of the fund. The shares of W&R Money Market Fund which you designate for automatic exchange must be worth at least $100, which may be allocated among different Funds so long as each Fund receives a value of at least $25.
Minimum initial investment and minimum balance requirements apply to such automatic exchange service.

   Class C Share Exchanges

     You may exchange Class C shares of one Fund for Class C shares of another Fund or, for customers of Waddell & Reed or Legend, for Class C shares of a fund in the Waddell & Reed Advisors Funds or Waddell & Reed
InvestEd Portfolios, Inc. without charge.

     The redemption of a Fund's Class C shares as part of an exchange is not subject to the deferred sales charge. For purposes of computing the deferred sales charge, if any, applicable to the redemption of the shares acquired in the exchange, those acquired shares are treated as having been purchased when the original redeemed shares were purchased.

     You may have a specific dollar amount of Class C shares of W&R Money
Market Fund automatically exchanged each month into Class C shares of any other fund in the W&R Funds, provided you already own Class C shares of the fund. The shares of W&R Money Market Fund which you designate for automatic exchange must be worth at least $100, which may be allocated among different Funds so long as each Fund receives a value of at least $25.
Minimum initial investment and minimum balance requirements apply to such automatic exchange service.

   Class Y Share Exchanges

     Class Y shares of a Fund may be exchanged for Class Y shares of any other Fund or for Class A shares of W&R Money Market Fund, and, for clients of Waddell & Reed or Legend, for Class Y shares of a fund within Waddell &
Reed Advisors Funds.

   General Exchange Information

     You may exchange only into Funds that are legally permitted for sale in your state of residence. Currently, each Fund within Waddell & Reed
Advisors Funds, W&R Funds, Inc. and Waddell & Reed InvestEd Portfolios,
Inc. may be sold only within the United States and the Commonwealth of
Puerto Rico.

     The exchange will be made at the NAVs next determined after receipt of your written request in good order by W&R Funds. When you exchange shares, the total shares you receive will have the same aggregate NAV as the total shares you exchange.

     These exchange rights may be eliminated or modified at any time by the
Funds, upon notice in certain circumstances. The Funds will typically limit activity deemed to be market timing by restricting the amount of exchanges permitted by a shareholder.

Retirement Plans and Other Tax-Deferred Accounts

     Your account may be set up as a funding vehicle for a retirement plan or other tax-deferred savings account. For individual taxpayers meeting certain requirements, Waddell & Reed offers model or prototype documents for the following retirement plans and other accounts. All of these accounts involve investment in shares of one or more of the Funds (other than W&R Municipal Bond Fund or W&R Tax-Managed Equity Fund) or shares of certain other funds in Waddell & Reed Advisors Funds. The dollar limits specified below are for 2002 for Federal income tax purposes and may change for subsequent years.

      Individual Retirement Accounts (IRAs). Investors having eligible earned income may set up a plan that is commonly called an IRA. Under a traditional IRA, an investor can contribute each year up to 100% of his or her earned income, up to the Annual Dollar Limit per year (provided the investor has not reached age 70 1/2). For the 2002 through 2004 calendar years, the Annual Dollar Limit is $3,000. For individuals who have attained age 50 by the last day of the calendar year for which the contribution is made, the Annual Dollar Limit also allows a catch-up contribution. The maximum annual catch-up contribution is $500 for the 2002 through 2005 calendar years. For a married couple, the maximum annual contribution is two times the Annual Dollar Limit (the Annual Dollar Limit for each spouse)
or, if less, the couple's combined earned income for the taxable year, even if one spouse had no earned income. Generally, the contributions are deductible unless: 1) the investor (or, if married, either spouse) is an active participant in an employer-sponsored retirement plan; and 2) their adjusted gross income exceeds certain levels. A married investor who is not an active participant, who files jointly with his or her spouse and whose combined adjusted gross income does not exceed $150,000 is not affected by his or her spouse's active participant status.

     An investor may also use a traditional IRA to receive a rollover contribution that is either (a) a direct rollover distribution from an employer's plan or (b) a rollover of an eligible distribution paid to the investor from an employer's plan or another IRA. To the extent a rollover contribution is made to a traditional IRA, the distribution will not be subject to Federal income tax until distributed from the IRA. A direct rollover generally applies to any distribution from an employer's plan
(including a custodial account under Section 403(b)(7) of the Code or a government plan under Section 457 of the Code, but not an IRA) other than certain periodic payments, required minimum distributions and other specified distributions. In a direct rollover, the eligible rollover distribution is paid directly to the IRA, not to the investor. If, instead, an investor receives payment of an eligible rollover distribution, all or a portion of that distribution generally may be rolled over to an IRA within
60 days after receipt of the distribution. Because mandatory Federal income tax withholding applies to any eligible rollover distribution that is not paid in a direct rollover, investors should consult their tax advisers or pension consultants as to the applicable tax rules. If you already have an
IRA, you may have the assets in that IRA transferred directly to an IRA offered by Waddell & Reed.

     Roth IRAs.Investors having eligible earned income and whose adjusted gross income (or combined adjusted gross income, if married) does not exceed certain levels, may establish and contribute up to the Annual Dollar
Limit per tax year to a Roth IRA (or to any combination of Roth and traditional IRAs). For a married couple, the annual maximum is two times the Annual Dollar Limit (the Annual Dollar Limit for each spouse) or, if less, the couple's combined earned income for the taxable year, even if one spouse had no earned income.

     In addition, for an investor whose adjusted gross income does not exceed $100,000 (and who is not a married person filing a separate return), certain distributions from traditional IRAs may be rolled over to a Roth
IRA and any of the investor's traditional IRAs may be converted into a Roth
IRA; these rollover distributions and conversions are, however, subject to
Federal income tax.

     Contributions to a Roth IRA are not deductible; however, earnings accumulate tax-free in the Roth IRA, and withdrawals of earnings are not subject to Federal income tax if the account has been held for at least five years and the account holder has reached age 59 1/2 (or certain other conditions apply).

      Coverdell Education Savings Accounts (formerly, Education IRAs).
Although not technically for retirement savings, Coverdell Education
Savings Accounts provide a vehicle for saving for a child's education. A
Coverdell Education Savings Account may be established for the benefit of any minor, and any person whose adjusted gross income does not exceed certain levels may contribute up to $2000 to a Coverdell Education Savings
Account (or to each of multiple Coverdell Education Savings Accounts), provided that no more than $2000 may be contributed for any year to
Coverdell Education Savings Accounts for the same beneficiary.
Contributions are not deductible and may not be made after the beneficiary reaches age 18 (except that this age limit does not apply to a beneficiary with "special needs," as defined in the Code). Earnings accumulate tax-
free, and withdrawals are not subject to tax if used to pay the qualified education expenses of the beneficiary (or certain members of his or her family).

      Simplified Employee Pension (SEP) plans. Employers can make contributions to SEP-IRAs established for employees. Generally an employer may contribute up to 25% of compensation, subject to certain maximums, per year for each employee.

      Savings Incentive Match Plans for Employees (SIMPLE Plans).An
employer with 100 or fewer eligible employees that does not sponsor another active retirement plan may sponsor a SIMPLE plan to contribute to its employees' retirement accounts. A SIMPLE plan can be in the form of either an IRA or a 401(k) plan. In general, an employer can choose to match employee contributions dollar-for-dollar (up to 3% of an employee's compensation) or may contribute to all eligible employees 2% of their compensation, whether or not they defer salary to their retirement plans.
SIMPLE plans involve fewer administrative requirements, generally, than traditional 401(k) or other qualified plans.

      Keogh Plans.Keogh plans, which are available to self-employed individuals, are defined contribution plans that may be either a money purchase plan or a profit-sharing plan. As a general rule, an investor under a defined contribution Keogh plan can contribute, for 2001, up to 25%
of his or her annual earned income, with an annual maximum of $35,000, and, for 2002, up to 25% of his or her annual earned income, with a maximum of
$40,000.

      457 Plans. If an investor is an employee of a state or local government or of certain types of charitable organizations, he or she may be able to enter into a deferred compensation arrangement in accordance with Section 457 of the Code.

      TSAs - Custodial Accounts and Title I Plans. If an investor is an employee of a public school system, a church or certain types of charitable organizations, he or she may be able to enter into a deferred compensation arrangement through a custodial account under Section 403(b)(7) of the
Code. Some organizations have adopted Title I plans, which are funded by employer contributions in addition to employee deferrals.

      Pension and Profit-Sharing Plans, including 401(k) Plans. With a
401(k) plan, employees can make tax-deferred contributions to a plan to which the employer may also contribute, usually on a matching basis. An employee may defer each year the lesser of 100% of income or $11,000 of compensation for 2002, which may be increased each year based on cost-of-
living adjustments.

     More detailed information about these arrangements and applicable forms are available from Waddell & Reed. These tax-deferred retirement plans and other accounts may be treated differently under state tax law and may involve complex tax questions as to premature distributions and other matters. Investors should consult their tax adviser or pension consultant.

Flexible Withdrawal Service for Class A, Class B and Class C Shareholders

     If you qualify, you may arrange to receive through the Flexible
Withdrawal Service (Service) regular monthly, quarterly, semiannual or annual payments by redeeming on an ongoing basis Class A, Class B or Class
C shares that you own of any of the funds in the Waddell & Reed Advisors
Funds or W&R Funds, Inc. It would be a disadvantage to an investor to make additional purchases of Class A shares while the Service is in effect because it would result in duplication of sales charges. Class B and Class
C shares, and certain Class A shares to which the CDSC otherwise applies, that are redeemed under the Service are not subject to a CDSC provided the amount withdrawn does not, annually, exceed 24% of the account value.
Applicable forms to start the Service are available through Waddell & Reed
Services Company.

     The maximum amount of the withdrawal for monthly, quarterly, semiannual and annual withdrawals is 2%, 6%, 12% and 24% respectively of the value of your account at the time the Service is established. The withdrawal proceeds are not subject to the CDSC, but only within these percentage limitations. The minimum withdrawal is $50. The Service, and this exclusion from the CDSC, do not apply to a one-time withdrawal.

     To qualify for the Service, you must have invested at least $10,000 in
Class A, Class B or Class C shares which you still own of any of the funds in the Waddell & Reed Advisors Funds or W&R Funds, Inc.; or, you must own
Class A, Class B or Class C shares having a value of at least $10,000. The value for this purpose is the value at the current offering price.

     You can choose to have shares redeemed to receive:

     1. a monthly, quarterly, semiannual or annual payment of $50 or more;

     2. a monthly payment, which will change each month, equal to one-
twelfth of a percentage of the value of the shares in the Account; (you select the percentage); or

     3. a monthly or quarterly payment, which will change each month or quarter, by redeeming a number of shares fixed by you (at least five shares).

     Shares are redeemed on the 20th day of the month in which the payment is to be made, or on the prior business day if the 20th is not a business day. Payments are made within five days of the redemption.

     Retirement plan accounts may be subject to a fee imposed by the Plan
Custodian for use of the Service.

     The dividends and distributions on shares of a class you have made available for the Service are paid in additional shares of that class. All payments under the Service are made by redeeming shares, which may involve a gain or loss for tax purposes. To the extent that payments exceed dividends and distributions, the number of shares you own will decrease.
When all of the shares in an account are redeemed, you will not receive any further payments. Thus, the payments are not an annuity, an income or a return on your investment.

     You may, at any time, change the manner in which you have chosen to have shares redeemed to any of the other choices originally available to you. You may, at any time, redeem part or all of the shares in your account; if you redeem all of the shares, the Service is terminated. The
Fund can also terminate the Service by notifying you in writing.

     After the end of each calendar year, information on shares redeemed will be sent to you to assist you in completing your Federal income tax return.

Redemptions

     The Prospectuses give information as to redemption procedures.
Redemption payments are made within seven (7) days from receipt of request in good order, unless delayed because of emergency conditions determined by the SEC, when the NYSE is closed other than for weekends or holidays, or when trading on the NYSE is restricted. Payment is made in cash, although under extraordinary conditions redemptions may be made in portfolio securities. Payment for redemptions of shares of the Funds may be made in portfolio securities when the Board of Directors determines that conditions exist making cash payments undesirable. Redemptions made in securities will be made only in readily marketable securities. Securities used for payment of redemptions are valued at the value used in figuring NAV. There would be brokerage costs to the redeeming shareholder in selling such securities.
Each Fund, however, has elected to be governed by Rule 18f-1 under the 1940
Act, pursuant to which it is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of its NAV during any 90-day period for any one shareholder.

Reinvestment Privilege

     The Funds offer a one-time reinvestment privilege that allows you to reinvest without charge all or part of any amount of Class A shares you redeem from the Fund by sending to the Fund the amount you wish to reinvest. The amount you return will be reinvested in Class A shares at the
NAV next calculated after the Fund receives the returned amount. Your written request to reinvest and the amount to be reinvested must be received within forty-five (45) days after your redemption request was received, and the Fund must be offering Class A shares at the time your reinvestment request is received. You can do this only once as to Class A shares of a Fund. You do not lose this privilege by redeeming shares to invest the proceeds at NAV in a Keogh plan or an IRA.

     There is also a reinvestment privilege for Class B and Class C shares and, where applicable, certain Class A shares under which you may reinvest in the Fund all or part of any amount of the shares you redeemed and have the corresponding amount of the CDSC, if any, which you paid restored to your account by adding the amount of that charge to the amount you are reinvesting in shares of the same class. If Fund shares of that class are then being offered, you can put all or part of your redemption payment back into such shares at the NAV next calculated after you have returned the amount. Your written request to do this must be received within forty-five
(45) days after your redemption request was received. You can do this only once as to Class B and Class C shares of the Fund. For purposes of determining future CDSC, the reinvestment will be treated as a new investment. You do not lose this privilege by redeeming shares to invest the proceeds at NAV in a Keogh plan or an IRA.

Mandatory Redemption of Certain Small Accounts

     Each of the Funds has the right to require the redemption of shares held under any account or any plan if the aggregate NAV of such shares
(taken at cost or value as the Board of Directors may determine) is less than $500 or, for W&R Money Market Fund, less than $250. The Board has no intent to require redemptions in the foreseeable future. If it should elect to require redemptions, shareholders who are affected will receive prior written notice and will be permitted 60 days to bring their accounts up to the minimum before this redemption is processed. W&R Money Market Fund may charge a fee of $1.75 per month on all accounts with a NAV of less than
$250, except for retirement plan accounts.

                          DIRECTORS AND OFFICERS

     The Board of Directors (the Board) oversees the operations of the
Fund, and is responsible for the overall management and supervision of its affairs in accordance with the laws of the State of Maryland. The Board similarly oversees the operations of each of the other funds in the Fund
Complex. The Fund Complex is comprised of the funds in the Waddell & Reed
Advisors Funds, W&R Funds, Inc., W&R Target Funds, Inc. and Waddell & Reed
InvestEd Portfolios, Inc., which currently number 47 funds. The Board appoints officers and delegates to them the management of the day-to-day operations of each of the funds in the Fund Complex, based on policies reviewed and approved by the Board.

     Following is a list of the Board of the Fund. All of the Directors oversee all 47 funds in the Fund Complex. Directors serve until resignation, retirement, death or removal.

DISINTERESTED DIRECTORS

     The following table provides information regarding each Director who is not an "interested person" as defined in the 1940 Act.

---------------------------------  ------------------  ---------------
---------------------------------  ------------------  ---------------
                                   POSITION(S)
                                   HELD WITH THE       TERM OF OFFICE:
NAME, ADDRESS AND AGE              COMPANY             DIRECTOR SINCE
---------------------------------  ------------------  ---------------
James M. Concannon                 Director            1997
Washburn Law School
1700 College
Topeka, KS 66621
Year of Birth:  1947
--------------------------------- ------------------  ----------------

----------------------------------------- ---------------------------
PRINCIPAL OCCUPATION(S)                   OTHER DIRECTORSHIPS
DURING PAST 5 YEARS                       HELD BY DIRECTOR
----------------------------------------- ---------------------------
Professor of Law, Washburn Law School;    Am Vestors CBO II, Inc.
Formerly, Dean, Washburn Law School       (bond investment company)
----------------------------------------- ---------------------------
----------------------------------------- ---------------------------

---------------------------------  ------------------  ---------------
---------------------------------  ------------------  ---------------
                                   POSITION(S)
                                   HELD WITH THE       TERM OF OFFICE:
NAME, ADDRESS AND AGE              COMPANY             DIRECTOR SINCE
---------------------------------  ------------------  ---------------
John A. Dillingham                 Director            1997
6300 Lamar Avenue
Overland Park, KS 66202
Year of Birth:  1939
--------------------------------- ------------------  ----------------

----------------------------------------- ---------------------------
PRINCIPAL OCCUPATION(S)                   OTHER DIRECTORSHIPS
DURING PAST 5 YEARS                       HELD BY DIRECTOR
----------------------------------------- ---------------------------
President and Director, JoDill Corp.      None
and Dillingham Enterprises, Inc., both
farming enterprises; formerly,
Instructor at Central Missouri State
University; formerly, Consultant and
Director, McDougal Construction Company
----------------------------------------- ---------------------------
----------------------------------------- ---------------------------

---------------------------------  ------------------  ---------------
---------------------------------  ------------------  ---------------
                                   POSITION(S)
                                   HELD WITH THE       TERM OF OFFICE:
NAME, ADDRESS AND AGE              COMPANY             DIRECTOR SINCE
---------------------------------  ------------------  ---------------
David P. Gardner                   Director            1998
2441 Iron Canyon Drive
Park City, UT 84060
Year of Birth:  1933
---------------------------------  ------------------  ---------------

----------------------------------------- ---------------------------
PRINCIPAL OCCUPATION(S)                   OTHER DIRECTORSHIPS
DURING PAST 5 YEARS                       HELD BY DIRECTOR
----------------------------------------- ---------------------------
Formerly, president, William and          None
Flora Hewlett Foundation
----------------------------------------- ---------------------------
----------------------------------------- ---------------------------

---------------------------------  ------------------  ---------------
---------------------------------  ------------------  ---------------
                                   POSITION(S)
                                   HELD WITH THE       TERM OF OFFICE:
NAME, ADDRESS AND AGE              COMPANY             DIRECTOR SINCE
---------------------------------  ------------------  ---------------
Linda K. Graves                    Director            1995
6300 Lamar Avenue
Overland Park, KS 66202
Year of Birth:  1953
---------------------------------  ------------------  ---------------

----------------------------------------- ---------------------------
PRINCIPAL OCCUPATION(S)                   OTHER DIRECTORSHIPS
DURING PAST 5 YEARS                       HELD BY DIRECTOR
----------------------------------------- ---------------------------
First Lady of Kansas                      American Guaranty Life
                                          Insurance Company
----------------------------------------- ---------------------------
----------------------------------------- ---------------------------

---------------------------------  ------------------  ---------------
---------------------------------  ------------------  ---------------
                                   POSITION(S)
                                   HELD WITH THE       TERM OF OFFICE:
NAME, ADDRESS AND AGE              COMPANY             DIRECTOR SINCE
---------------------------------  ------------------  ---------------
Joseph Harroz, Jr.                 Director            1998
6300 Lamar Avenue
Overland Park, KS 66202
Year of Birth:  1967
---------------------------------  ------------------  ---------------

----------------------------------------- ---------------------------
PRINCIPAL OCCUPATION(S)                   OTHER DIRECTORSHIPS
DURING PAST 5 YEARS                       HELD BY DIRECTOR
----------------------------------------- ---------------------------
Vice President and General Counsel,       None
Board of Regents, University of
Oklahoma; Adjunct Professor,
University of Oklahoma Law School;
Managing Member, Harroz Investments,
LLC, commercial enterprise investments
----------------------------------------- ---------------------------
----------------------------------------- ---------------------------

---------------------------------  ------------------  ---------------
---------------------------------  ------------------  ---------------
                                   POSITION(S)
                                   HELD WITH THE       TERM OF OFFICE:
NAME, ADDRESS AND AGE              COMPANY             DIRECTOR SINCE
---------------------------------  ------------------  ---------------
John F. Hayes                      Director            1988
6300 Lamar Avenue
Overland Park, KS 66202
Year of Birth:  1919
---------------------------------  ------------------  ---------------

----------------------------------------- ---------------------------
PRINCIPAL OCCUPATION(S)                   OTHER DIRECTORSHIPS
DURING PAST 5 YEARS                       HELD BY DIRECTOR
----------------------------------------- ---------------------------
Chairman, Gilliland & Hayes, P.A.,        Central Bank & Trust;
a law firm                                Central Financial
                                          Corporation
----------------------------------------- ---------------------------
----------------------------------------- ---------------------------

---------------------------------  ------------------  ---------------
---------------------------------  ------------------  ---------------
                                   POSITION(S)
                                   HELD WITH THE       TERM OF OFFICE:
NAME, ADDRESS AND AGE              COMPANY             DIRECTOR SINCE
---------------------------------  ------------------  ---------------
Glendon E. Johnson                 Director            1971
13635 Deering Bay Drive
Unit 284
Miami, FL 33158
Year of Birth:  1924
---------------------------------  ------------------  ---------------

----------------------------------------- ---------------------------
PRINCIPAL OCCUPATION(S)                   OTHER DIRECTORSHIPS
DURING PAST 5 YEARS                       HELD BY DIRECTOR
----------------------------------------- ---------------------------
Retired; formerly, Chief Executive        Chairman, Bank Assurance
Officer and Director, John Alden          Partners (marketing)
Financial Corporation
----------------------------------------- ---------------------------
----------------------------------------- ---------------------------

---------------------------------  ------------------  ---------------
---------------------------------  ------------------  ---------------
                                   POSITION(S)
                                   HELD WITH THE       TERM OF OFFICE:
NAME, ADDRESS AND AGE              COMPANY             DIRECTOR SINCE
---------------------------------  ------------------  ---------------
Eleanor B. Schwartz                Director            1995
1213 West 95th Court
Chartwell #4
Kansas City, MO 64114
Year of Birth:  1937
---------------------------------  ------------------  ---------------

----------------------------------------- ---------------------------
PRINCIPAL OCCUPATION(S)                   OTHER DIRECTORSHIPS
DURING PAST 5 YEARS                       HELD BY DIRECTOR
----------------------------------------- ---------------------------
Professor, and formerly, Chancellor,      None
University of Missouri at Kansas City
----------------------------------------- ---------------------------
----------------------------------------- ---------------------------

---------------------------------  ------------------  ---------------
---------------------------------  ------------------  ---------------
                                   POSITION(S)
                                   HELD WITH THE       TERM OF OFFICE:
NAME, ADDRESS AND AGE              COMPANY             DIRECTOR SINCE
---------------------------------  ------------------  ---------------
Frederick Vogel III                Director            1971
6300 Lamar Avenue
Overland Park, KS 66202
Year of Birth:  1935
---------------------------------  ------------------  ---------------

----------------------------------------- ---------------------------
PRINCIPAL OCCUPATION(S)                   OTHER DIRECTORSHIPS
DURING PAST 5 YEARS                       HELD BY DIRECTOR
----------------------------------------- ---------------------------
Retired                                   None

----------------------------------------- ---------------------------
----------------------------------------- ---------------------------

INTERESTED DIRECTORS

     Three of the four interested directors are "interested" by virtue of their current or former engagement as officers of Waddell & Reed Financial,
Inc. (WDR) or its wholly-owned subsidiaries, including the funds'
investment advisor, Waddell & Reed Investment Management Company (WRIMCO),
the funds' principal underwriter, Waddell & Reed, Inc. (W&R), and the funds' transfer agent, Waddell & Reed Services Company (WRSCO), as well as by virtue of their personal ownership in shares of WDR. The fourth interested director, Mr. Ross, is a shareholder in a law firm that has represented W&R within the past two years.

-------------------------------- ------------------    ---------------
-------------------------------- ------------------    ---------------
                                POSITION(S)            TERM OF OFFICE:
                                HELD WITH THE          DIRECTOR AND/OR
NAME, ADDRESS AND AGE           COMPANY                OFFICER SINCE
-------------------------------- ------------------    ---------------
Keith A. Tucker                 Chairman of the Board  1998
6300 Lamar Avenue               Director               1993
Overland Park, KS 66202
Year of Birth:  1945
-------------------------------- ------------------    ---------------

----------------------------------------- ---------------------------
PRINCIPAL OCCUPATION(S)                   OTHER DIRECTORSHIPS
DURING PAST 5 YEARS                       HELD BY DIRECTOR
----------------------------------------- ---------------------------
Chairman of the Board, Chief Executive     None
Officer and Director of WDR; formerly,
Principal Financial Officer of WDR;
Chairman of the Board and Director of
W&R, WRIMCO and WRSCO; formerly,
Vice Chairman of the Board of Directors
of Torchmark Corporation; formerly,
Chairman of the Board of Directors of
Torchmark Distributors, Inc.
----------------------------------------- ---------------------------
----------------------------------------- ---------------------------

------------------------------- ------------------     ---------------
------------------------------- ------------------     ---------------
                                POSITION(S)            TERM OF OFFICE:
                                HELD WITH THE          DIRECTOR AND/OR
NAME, ADDRESS AND AGE           COMPANY                OFFICER SINCE
------------------------------- ------------------     ---------------
Henry J. Herrmann                  President           2001
6300 Lamar Avenue                  Director            1998
Overland Park, KS 66202
Year of Birth:  1942
------------------------------- ------------------    ---------------

----------------------------------------- ---------------------------
PRINCIPAL OCCUPATION(S)                   OTHER DIRECTORSHIPS
DURING PAST 5 YEARS                       HELD BY DIRECTOR
----------------------------------------- ---------------------------
President, Chief Investment Officer       None
and Director of WDR; formerly, Treasurer
of WDR; Director of W&R; President, Chief
Executive Officer, Chief Investment
Officer and Director of WRIMCO
----------------------------------------- ---------------------------
----------------------------------------- ---------------------------

---------------------------------  ------------------  ---------------
---------------------------------  ------------------  ---------------
                                   POSITION(S)
                                   HELD WITH THE       TERM OF OFFICE:
NAME, ADDRESS AND AGE              COMPANY             DIRECTOR SINCE
---------------------------------  ------------------  ---------------
Robert L. Hechler                  Director            1998
6300 Lamar Avenue
Overland Park, KS 66202
Year of Birth:  1936
---------------------------------  ------------------  ---------------

----------------------------------------- ---------------------------
PRINCIPAL OCCUPATION(S)                   OTHER DIRECTORSHIPS
DURING PAST 5 YEARS                       HELD BY DIRECTOR
----------------------------------------- ---------------------------
Consultant and Director of WDR;           None
Consultant of W&R; formerly, Executive
Vice President and Chief Operating
Officer of WDR; formerly, President,
Chief Executive Officer, Principal
Financial Officer, Treasurer and
Director of W&R; formerly, Executive
Vice President, Principal Financial
Officer, Treasurer and Director of WRIMCO;
formerly, President, Treasurer and
Director of WRSCO
----------------------------------------- ---------------------------
----------------------------------------- ---------------------------

---------------------------------  ------------------  ---------------
---------------------------------  ------------------  ---------------
                                   POSITION(S)
                                   HELD WITH THE       TERM OF OFFICE:
NAME, ADDRESS AND AGE              COMPANY             DIRECTOR SINCE
---------------------------------  ------------------  ---------------
Frank J. Ross, Jr.                 Director            1996
Polsinelli, Shalton & Welte
700 West 47th Street, Suite 1000
Kansas City, MO 64112
Year of Birth:  1953
---------------------------------  ------------------  ---------------

----------------------------------------- ---------------------------
PRINCIPAL OCCUPATION(S)                   OTHER DIRECTORSHIPS
DURING PAST 5 YEARS                       HELD BY DIRECTOR
----------------------------------------- ---------------------------
Shareholder/Director, Polsinelli,         Columbian Bank & Trust
Shalton & Welte, P.C., a law firm
----------------------------------------- ---------------------------
----------------------------------------  ---------------------------

OFFICERS

     The Board has appointed officers who are responsible for the day-to-
day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Herrmann, who is
President, the Fund's officers are:

---------------------------------  ------------------  ---------------
---------------------------------  ------------------  ---------------
                                   POSITION(S)

                                   HELD WITH THE       TERM OF OFFICE:
NAME, ADDRESS AND AGE              COMPANY             OFFICER SINCE
---------------------------------  ------------------   ---------------
Theodore W. Howard                 Vice President        1987
6300 Lamar Avenue                  Treasurer             1976
Overland Park, KS 66202            Principal
Year of Birth:  1942               Accounting Officer    1976
                                   Principal
                                   Financial Officer     2002
---------------------------------  ------------------   ---------------

-----------------------------------------   ---------------------------
PRINCIPAL OCCUPATION(S)                      DIRECTORSHIPS
DURING PAST 5 YEARS                          HELD BY OFFICER
-----------------------------------------   ---------------------------
Senior Vice President of WRSCO; Vice         None
President, Treasurer, Principal Accounting
Officer and Principal Financial Officer of
each of the funds in the Fund Complex;
formerly, Vice President of WRSCO
-----------------------------------------   ---------------------------
-----------------------------------------   ---------------------------

---------------------------------  ------------------  ---------------
---------------------------------  ------------------  ---------------
                                   POSITION(S)
                                   HELD WITH THE       TERM OF OFFICE:
NAME, ADDRESS AND AGE              COMPANY             OFFICER SINCE
---------------------------------   ------------------   ---------------
Daniel C. Schulte                  Vice President        2000
6300 Lamar Avenue                  General Counsel       2000
Overland Park, KS 66202            Assistant Secretary   2000
Year of Birth:  1965
---------------------------------  ------------------  ---------------

-----------------------------------------  ---------------------------
PRINCIPAL OCCUPATION(S)                      DIRECTORSHIPS
DURING PAST 5 YEARS                          HELD BY OFFICER
-----------------------------------------  ---------------------------
Vice President, Secretary and General        None
Counsel of WDR; Senior Vice President,
Secretary and General Counsel of W&R,
WRIMCO and WRSCO; Vice President, General
Counsel and Assistant Secretary of each
of the funds in the Fund Complex; formerly,
Assistant Secretary of WDR; formerly, an
attorney with Klenda, Mitchell, Austerman
& Zuercher, L.L.C.
-----------------------------------------  ---------------------------
-----------------------------------------  ---------------------------

---------------------------------  ------------------  ---------------
---------------------------------- ------------------  ---------------
                                   POSITION(S)
                                   HELD WITH THE       TERM OF OFFICE:
NAME, ADDRESS AND AGE              COMPANY             OFFICER SINCE
---------------------------------  ------------------  ---------------
Kristen A. Richards                Vice President        2000
6300 Lamar Avenue                  Secretary             2000
Overland Park, KS 66202            Associate
Year of Birth:  1967               General Counsel       2000
---------------------------------  ------------------   ---------------

-----------------------------------------  ---------------------------
PRINCIPAL OCCUPATION(S)                      DIRECTORSHIPS
DURING PAST 5 YEARS                          HELD BY OFFICER
-----------------------------------------  ---------------------------
Vice President, Associate General Counsel    None
and Chief Compliance Officer of WRIMCO;
Vice President, Secretary and Associate
General Counsel of each of the funds in
the Fund Complex; formerly, Assistant
Secretary of each of the funds in the
Fund Complex; formerly, Compliance
Officer of WRIMCO
-----------------------------------------  ---------------------------
-----------------------------------------  ---------------------------

---------------------------------  ----------------  ---------------
---------------------------------  ----------------  ---------------
                                   POSITION(S)
                                   HELD WITH THE    TERM OF OFFICE:
NAME, ADDRESS AND AGE              COMPANY          OFFICER SINCE
---------------------------------  ----------------  ---------------
Michael L. Avery                   Vice President        1997
6300 Lamar Avenue
Overland Park KS 66202
Year of Birth:  1953
---------------------------------  ----------------  ---------------

-------------------------------------------  -----------------------
PRINCIPAL OCCUPATION(S)                      DIRECTORSHIPS
DURING PAST 5 YEARS                          HELD BY OFFICER
-------------------------------------------  -----------------------
Senior Vice President of, and Director       None
of Research for, WRIMCO; Vice President
and portfolio manager of four funds in
the Fund Complex
-------------------------------------------  -----------------------
-------------------------------------------  -----------------------

---------------------------------  ----------------   ---------------
---------------------------------  ----------------   ---------------
                                   POSITION(S)
                                   HELD WITH THE    TERM OF OFFICE:
NAME, ADDRESS AND AGE              COMPANY          OFFICER SINCE
---------------------------------  ----------------   ---------------
Bryan J. Bailey                    Vice President        2000
6300 Lamar Avenue
Overland Park KS 66202
Year of Birth:  1963
---------------------------------  ----------------   ---------------

-------------------------------------------  -----------------------
PRINCIPAL OCCUPATION(S)                      DIRECTORSHIPS
DURING PAST 5 YEARS                          HELD BY OFFICER
-------------------------------------------  -----------------------
Vice President of WRIMCO; Vice President     None
and portfolio manager of two funds in
the Fund Complex; formerly, assistant
portfolio manager for investment
companies managed by WRIMCO; formerly,
employee of WRIMCO
-------------------------------------------  -----------------------
-------------------------------------------  -----------------------

---------------------------------  ----------------  ---------------
---------------------------------  ----------------  ---------------
                                   POSITION(S)
                                   HELD WITH THE    TERM OF OFFICE:

NAME, ADDRESS AND AGE              COMPANY          OFFICER SINCE
---------------------------------  ----------------  ---------------
Daniel P. Becker                   Vice President        2000
6300 Lamar Avenue
Overland Park KS 66202
Year of Birth:  1964
---------------------------------  ----------------  ---------------

-------------------------------------------  -----------------------
PRINCIPAL OCCUPATION(S)                      DIRECTORSHIPS
DURING PAST 5 YEARS                          HELD BY OFFICER
-------------------------------------------  -----------------------
Senior Vice President of WRIMCO; Vice        None
President and portfolio manager for
two funds in the Fund Complex
-------------------------------------------  -----------------------
-------------------------------------------  -----------------------

---------------------------------  ----------------  ---------------
---------------------------------  ----------------  ---------------
                                   POSITION(S)
                                   HELD WITH THE    TERM OF OFFICE:
NAME, ADDRESS AND AGE              COMPANY          OFFICER SINCE
---------------------------------  ----------------  ---------------
Thomas A. Mengel                   Vice President        1996
6300 Lamar Avenue
Overland Park KS 66202
Year of Birth:  1957
---------------------------------  ----------------  ---------------

-------------------------------------------  -----------------------
PRINCIPAL OCCUPATION(S)                      DIRECTORSHIPS
DURING PAST 5 YEARS                          HELD BY OFFICER
-------------------------------------------  -----------------------
Senior Vice President of WRIMCO; Vice        None
President and portfolio manager of
three funds in the Fund Complex
-------------------------------------------  -----------------------
-------------------------------------------  -----------------------

---------------------------------  ----------------  ---------------
---------------------------------  ----------------  ---------------
                                   POSITION(S)
                                   HELD WITH THE    TERM OF OFFICE:
NAME, ADDRESS AND AGE              COMPANY          OFFICER SINCE
---------------------------------  ----------------  ---------------
Barry M. Ogden                     Vice President        2002
6300 Lamar Avenue
Overland Park KS 66202
Year of Birth:  1969
---------------------------------  ----------------  ---------------

-------------------------------------------  -----------------------
PRINCIPAL OCCUPATION(S)                      DIRECTORSHIPS
DURING PAST 5 YEARS                          HELD BY OFFICER
-------------------------------------------  -----------------------
Vice President of WRIMCO; Vice President     None
and portfolio manager of two funds in the
Fund Complex; assistant portfolio manager
for one fund in the Fund Complex; formerly,
assistant portfolio manager for investment
companies managed by WRIMCO; formerly,
employee of WRIMCO
-------------------------------------------  -----------------------
-------------------------------------------  -----------------------

---------------------------------  ----------------  ---------------
---------------------------------  ----------------  ---------------
                                   POSITION(S)
                                   HELD WITH THE    TERM OF OFFICE:
NAME, ADDRESS AND AGE              COMPANY          OFFICER SINCE
---------------------------------  ----------------  ---------------
Louise D. Rieke                    Vice President        1997
6300 Lamar Avenue
Overland Park KS 66202
Year of Birth:  1949
---------------------------------  ----------------  ---------------

-------------------------------------------  -----------------------
PRINCIPAL OCCUPATION(S)                      DIRECTORSHIPS
DURING PAST 5 YEARS                          HELD BY OFFICER
-------------------------------------------  -----------------------
Senior Vice President of WRIMCO; Vice        None
President and portfolio manager of two
funds in the Fund Complex
-------------------------------------------  -----------------------
-------------------------------------------  -----------------------

---------------------------------  ----------------  ---------------
---------------------------------  ----------------  ---------------
                                   POSITION(S)
                                   HELD WITH THE    TERM OF OFFICE:
NAME, ADDRESS AND AGE              COMPANY          OFFICER SINCE
---------------------------------  ----------------  ---------------
Grant P. Sarris                    Vice President        1998
6300 Lamar Avenue
Overland Park KS 66202
Year of Birth:  1966
---------------------------------  ----------------  ---------------

-------------------------------------------  -----------------------
PRINCIPAL OCCUPATION(S)                      DIRECTORSHIPS
DURING PAST 5 YEARS                          HELD BY OFFICER
-------------------------------------------  -----------------------
Senior Vice President of WRIMCO; Vice        None
President and portfolio manager of three
funds in the Fund Complex; formerly,
assistant portfolio manager for WRIMCO
-------------------------------------------  -----------------------
-------------------------------------------  -----------------------

---------------------------------  ----------------  ---------------
---------------------------------  ----------------  ---------------
                                   POSITION(S)
                                   HELD WITH THE    TERM OF OFFICE:
NAME, ADDRESS AND AGE              COMPANY          OFFICER SINCE
---------------------------------  ----------------  ---------------
Kimberly Scott                     Vice President        2001
6300 Lamar Avenue
Overland Park KS 66202
Year of Birth:  1960
---------------------------------  ----------------  ---------------

-------------------------------------------  -----------------------
PRINCIPAL OCCUPATION(S)                      DIRECTORSHIPS
DURING PAST 5 YEARS                          HELD BY OFFICER
-------------------------------------------  -----------------------
Vice President of WRIMCO; Vice President     None
and portfolio manager of two funds in the
Fund Complex; formerly, investment analyst

for WRIMCO; formerly, equity analyst for
Bartlett & Company
-------------------------------------------  -----------------------
-------------------------------------------  -----------------------

---------------------------------  ----------------  ---------------
---------------------------------  ----------------  ---------------
                                   POSITION(S)
                                   HELD WITH THE    TERM OF OFFICE:
NAME, ADDRESS AND AGE              COMPANY          OFFICER SINCE
---------------------------------  ----------------  ---------------
Zachary H. Shafran                 Vice President        2001
6300 Lamar Avenue
Overland Park KS 66202
Year of Birth:  1965
---------------------------------  ----------------  ---------------

-------------------------------------------  -----------------------
PRINCIPAL OCCUPATION(S)                      DIRECTORSHIPS
DURING PAST 5 YEARS                          HELD BY OFFICER
-------------------------------------------  -----------------------
Senior Vice President of WRIMCO; Vice        None
President and portfolio manager of three
funds in the Fund Complex; formerly,
portfolio manager for other investment
companies managed by WRIMCO
-------------------------------------------  -----------------------
-------------------------------------------  -----------------------

---------------------------------  ---------------- ---------------
---------------------------------  ---------------- ---------------
                                   POSITION(S)
                                   HELD WITH THE    TERM OF OFFICE:
NAME, ADDRESS AND AGE              COMPANY          OFFICER SINCE
---------------------------------  ----------------  ---------------
W. Patrick Sterner                 Vice President      1992
6300 Lamar Avenue
Overland Park KS 66202
Year of Birth:  1949
---------------------------------  ----------------  ---------------

-------------------------------------------  -----------------------
PRINCIPAL OCCUPATION(S)                      DIRECTORSHIPS
DURING PAST 5 YEARS                          HELD BY OFFICER
-------------------------------------------  -----------------------
Senior Vice President of WRIMCO; Vice        None
President and portfolio manager of three
funds in the Fund Complex
-------------------------------------------  -----------------------
-------------------------------------------  -----------------------

---------------------------------  ---------------- ---------------
---------------------------------  ---------------- ---------------
                                   POSITION(S)
                                   HELD WITH THE    TERM OF OFFICE:
NAME, ADDRESS AND AGE              COMPANY          OFFICER SINCE
---------------------------------  ---------------- ---------------
Mira Stevovich                     Vice President        2000
6300 Lamar Avenue                  Asst. Treasurer       2000
Overland Park KS 66202
Year of Birth:  1953
--------------------------------- ---------------- ---------------

------------------------------------------- -----------------------
PRINCIPAL OCCUPATION(S)                      DIRECTORSHIPS
DURING PAST 5 YEARS                          HELD BY OFFICER
------------------------------------------- -----------------------
Vice President of WRIMCO; Vice President,    None
Assistant Treasurer and portfolio manager
of four funds in the Fund Complex; formerly,
Assistant Portfolio Manager for funds
managed by WRIMCO
-------------------------------------------  -----------------------
-------------------------------------------  -----------------------

---------------------------------  ---------------- ---------------
---------------------------------  ---------------- ---------------
                                   POSITION(S)
                                   HELD WITH THE    TERM OF OFFICE:
NAME, ADDRESS AND AGE              COMPANY          OFFICER SINCE
---------------------------------  ----------------  ---------------
Daniel J. Vrabac                   Vice President        1997
6300 Lamar Avenue
Overland Park KS 66202
Year of Birth:  1954
---------------------------------  ---------------- ---------------

-------------------------------------------  -----------------------
PRINCIPAL OCCUPATION(S)                      DIRECTORSHIPS
DURING PAST 5 YEARS                          HELD BY OFFICER
-------------------------------------------  -----------------------
Senior Vice President and Head of Fixed      None
Income for WRIMCO; Vice President and
portfolio manager of five funds in the
Fund Complex
-------------------------------------------  -----------------------
-------------------------------------------  -----------------------

---------------------------------  ---------------- ---------------
---------------------------------  ---------------- ---------------
                                   POSITION(S)
                                   HELD WITH THE    TERM OF OFFICE:
NAME, ADDRESS AND AGE              COMPANY          OFFICER SINCE
---------------------------------  ---------------- ---------------
James D. Wineland                  Vice President        1997
6300 Lamar Avenue
Overland Park KS 66202
Year of Birth:  1951
---------------------------------  ---------------- ---------------

-------------------------------------------  -----------------------
PRINCIPAL OCCUPATION(S)                      DIRECTORSHIPS
DURING PAST 5 YEARS                          HELD BY OFFICER
-------------------------------------------  -----------------------
Senior Vice President of WRIMCO; Vice        None
President and portfolio manager of three
funds in the Fund Complex
-------------------------------------------  -----------------------
-------------------------------------------  -----------------------

COMMITTEES OF THE BOARD OF DIRECTORS

     The Board has established the following committees:  Audit Committee,
Executive Committee, Nominating Committee, Valuation Committee and
Investment Review Committee. The respective duties and current memberships are:

AUDIT COMMITTEE:  The Audit Committee meets with the Fund's independent auditors, internal auditors and corporate officers to discuss the scope and results of the annual audit of the Fund, to review financial statements,

reports, compliance matters, and to discuss such other matters as the
Committee deems appropriate or desirable. The Committee acts as a liaison between the Fund's independent auditors and the full Board of Directors.
David P. Gardner, James M. Concannon, Linda K. Graves and Robert L. Hechler
are the members of the Audit Committee. During the calendar year ended
December 31, 2001, the Audit Committee met four times.

EXECUTIVE COMMITTEE:  When the Board is not in session, the Executive
Committee has and may exercise any or all of the powers of the Board in the management of the business and affairs of the Fund except the power to increase or decrease the size of, or fill vacancies on the Board, and except as otherwise provided by law. Keith A. Tucker, Glendon E. Johnson and John A. Dillingham are the members of the Executive Committee. During the calendar year ended December 31, 2001, the Executive Committee did not meet.

NOMINATING COMMITTEE:  The Nominating Committee evaluates, selects and recommends to the Board candidates for disinterested directors. Glendon E.
Johnson, Eleanor B. Schwartz and Frederick Vogel III are the members of the
Nominating Committee. During the calendar year ended December 31, 2001, the
Nominating Committee did not meet.

VALUATION COMMITTEE:  The Valuation Committee reviews and considers valuation recommendations by management for securities for which market quotations are not available, and values such securities and other assets at fair value as determined in good faith under procedures established by the Board. Keith A. Tucker and Henry J. Herrmann are the members of the
Valuation Committee.

INVESTMENT REVIEW COMMITTEE:  The Investment Review Committee considers such matters relating to the investment management of the funds in the Fund
Complex as the Committee may, from time to time, determine warrant review, such as investment management policies and strategies, investment performance, risk management techniques and securities trading practices, and may make recommendations as to these matters to the Board. Frederick
Vogel III, Joseph Harroz, Jr. and David P. Gardner are the members of the
Investment Review Committee. The Investment Review Committee was formed in
February 2002; therefore, during the calendar year ended December 31, 2001, the Committee did not meet.

OWNERSHIP OF FUND SHARES AS OF JANUARY 2, 2002

     The following table provides information regarding shares of the W&R
Funds owned by each Director, as well as the aggregate dollar range of shares owned, by each Director, within the Fund Complex.

DISINTERESTED DIRECTORS

                           DOLLAR RANGE          AGGREGATE DOLLAR RANGE
                           OF FUND OR            OF SHARES OWNED IN ALL
                           PORTFOLIO             FUNDS WITHIN THE
DIRECTOR                   SHARES OWNED          FUND COMPLEX
--------                   --------------      -----------------------
James M. Concannon         $1 to $10,000               over $100,000
John A. Dillingham         $50,001 to $100,000         over $100,000
David P. Gardner           $10,001 to $50,000     $10,001 to $50,000
Linda K. Graves            none                        over $100,000
Joseph Harroz, Jr.         none                        over $100,000
John F. Hayes              none                        over $100,000
Glendon E. Johnson         none                        over $100,000
Eleanor B. Schwartz        none                        $1 to $10,000
Frederick Vogel III        $1 to $10,000               over $100,000

INTERESTED DIRECTORS

                           DOLLAR RANGE       AGGREGATE DOLLAR RANGE
                           OF FUND OR         OF SHARES OWNED IN ALL
                           PORTFOLIO          FUNDS WITHIN THE
DIRECTOR                   SHARES OWNED       FUND COMPLEX
--------                   --------------     -----------------------
Robert L. Hechler          none               over $100,000
Henry J. Herrmann          none               over $100,000
Frank J. Ross, Jr.         none               over $100,000
Keith A. Tucker            none               over $100,000

     The Board has created an honorary position of Director Emeritus, whereby an incumbent Director who has attained the age of 70 may, or if elected on or after May 31, 1993 and has attained the age of 75 must, resign his or her position as Director and, unless he or she elects otherwise, will serve as Director Emeritus provided the Director has served as a Director of W&R Funds for at least five years which need not have been consecutive. A Director Emeritus receives fees in recognition of his or her past services whether or not services are rendered in his or her capacity as Director Emeritus, but he or she has no authority or responsibility with respect to the management of the Funds. Messrs. Henry L. Bellmon, Jay B.
Dillingham, William T. Morgan, Doyle Patterson, Ronald K. Richey and Paul
S. Wise retired as Directors of W&R Funds and of each of the funds in the
Fund Complex, and each serves as Director Emeritus.

     The funds in the Fund Complex pay to each Director (other than
Directors who are affiliates of Waddell & Reed) effective January 1, 2002, an annual base fee of $65,500 (of which at least $7,500 is deferred), plus
$4,250 for each meeting of the Board attended, plus reimbursement of expenses for attending such meeting and $500 for each committee meeting attended which is not in conjunction with a Board meeting. Prior to January
1, 2002, the funds in the Fund Complex paid to each such Director an annual base fee of $52,000 plus $3,250 for each meeting of the Board attended. The fees to the Directors are divided among the funds in the Fund Complex based on each fund's relative size. During the fiscal year ended March 31, 2002, the Directors received the following fees for service as a director:

                            COMPENSATION TABLE

                                          Total
                         Aggregate     Compensation
                        Compensation    From Fund
                            From         and Fund
Director                    Fund        Complex[1]
--------                 ------------    ------------
Henry J. Herrmann         $    0        $     0
Keith A. Tucker                0              0
James M. Concannon         3,738         74,000
John A. Dillingham         3,738         74,000
David P. Gardner           3,738         74,000
Linda K. Graves            3,738         74,000
Joseph Harroz, Jr.         3,738         74,000
John F. Hayes              3,579         70,750
Robert L. Hechler          1,118         22,000
Glendon E. Johnson         3,738         74,000
William T. Morgan[2]       3,738         74,000
Frank J. Ross, Jr.         3,738         74,000
Eleanor B. Schwartz        3,738         74,000
Frederick Vogel III        3,738         74,000

[1]No pension or retirement benefits have been accrued as a part of Fund expenses.
[2]Mr. Morgan resigned from the Board of Directors for the Waddell & Reed
Advisors Funds, W&R Funds, W&R Target Funds, Inc. and Waddell & Reed
InvestEd Portfolios, Inc. effective June 1, 2002.

     The officers are paid by WRIMCO or its affiliates.

Shareholdings

     As of June 30, 2002, all of the Directors and officers of W&R Funds, as a group, owned less than 1% of the outstanding shares of W&R Funds. The following table sets forth information with respect to the Funds, as of
June 30, 2002, regarding the ownership of Fund shares.

                                        Shares owned
Name and Address                        Beneficially
of Beneficial Owner        Class        or of Record     Percent
-------------------        -----        ------------     -------
Frank H Armstrong (TOD)  Tax-Managed Equity Fund
610 Harry S Truman Dr      Class B           5,816        10.97%
Upper Marlboro MD  20774-2062

William Thomas Ashby &   Municipal Bond Fund
Nelle M Ashby Co-ttees     Class B           2,596         7.02%
The William Thomas Ashby Sr
Revoc Living Trust
105 Stratford
Summerville SC  29485-8636

Marie D Burns Ttee       Tax-Managed Equity Fund
U/A dtd 03-30-1989         Class B           3,106         5.86%
Fred & Marie Dube Trust
FBO Fred Dube
2070 World Parkway Blvd Apt 36
Clearwater FL  33763-3646

Charles Schwab & Co Inc  Core Equity Fund
Special Custody A/C        Class Y         141,676        38.94%
  for the Benefit of
  Customers              Small Cap Growth Fund
ATTN:  Mutual Funds        Class Y         313,214         9.47%
101 Montgomery St
San Francisco CA         International Growth Fund
  94104-4122               Class Y          17,126         1.64%

                         Science and Technology Fund
                           Class Y          34,342        20.09%

                         Large Cap Growth Fund
                           Class Y          52,382        59.79%

                         Mid Cap Growth Fund
                           Class Y          41,302        85.49%

Carolyn Cioffi (TOD)     Municipal Bond Fund
1 Rollwood Dr              Class B           1,874         5.07%
Guilford CT  06437-2845

Connecticut Gen          Small Cap Growth Fund
  Life Insurance Co        Class Y         174,621         5.28%
280 Trumbull St
Hartford CT  06103-3509

Marjorie M Cosel Trustee Municipal Bond Fund
U/A Dtd Mar 11 1987        Class A          27,411        12.53%
Marjorie M Cosel Rev Trust
1675 Comstock Ave
Los Angeles CA  90024-5300

                                        Shares owned
Name and Address                        Beneficially
of Beneficial Owner        Class        or of Record     Percent
-------------------        -----        ------------     -------
Cummings Prop Mangment   High Income Fund
  Inc Ttee                  Class B          19,775        15.82%
U/A dtd 04-15-1997
FBO Joseph M Sterner
200 W Cummings Park
Woburn MA  01801-6504

Steven G Dangberg &      Municipal Bond Fund
Sharon M Dangberg Jtn Ros   Class B           1,959         5.30%
835 Daniel Drive
Reno NV  89509-2314

Pauline W Dickson (TOD)  Limited-Term Bond Fund
5600 Pioneers Blvd  Apt 216 Class B          14,881         6.07%
Lincoln NE  68506-5175

Fiduciary Trust Co       Asset Strategy Fund
  NH Cust                   Class B          17,436         7.04%
IRA
FBO Dolores W Dillon
4 Highfield Ln
Wayne PA  19087-2760

Donaldson Lufkin         Limited-Term Bond Fund
  Jenrette                  Class A         103,294         8.33%
Securities Corp Inc
P. O. Box 2052           International Growth Fund
Jersey City NJ              Class A          87,799        11.50%
  07303-2052

Robert Egbert &          Municipal Bond Fund
Joan Egbert &               Class A          73,696        33.68%
Co-Ttees U/A Dtd August 21 1991
2902 Sailor Ave
Ventura CA  93001-4156

Fiduciary Trust Co       High Income Fund
  NH Cust                   Class B           6,948         5.56%
IRA Rollover
FBO Paul S Fantaski
585 Route 366
Apollo PA  15613-9234

Vincent A Feraudo &      Municipal Bond Fund
Cynthia L Savage Jtn Ros   Class B             544         1.47%
4515 Woodlawn Ave N
Seattle WA  98103-6742   Tax-Managed Equity Fund
                           Class B           3,111         5.87%

                                       Shares owned
Name and Address                       Beneficially
of Beneficial Owner        Class       or of Record     Percent
-------------------        -----        ------------     -------
Joan G Ford Tr           High Income Fund
U/A Dtd 08-29-1990         Class A          30,755         9.28%
Joan G Ford 1990 Revocable Trust
40 Sunrise Ave
Mill Valley CA  94941-3339

Ronald A & Thomas A      Asset Strategy Fund
  Hawthorne Tr             Class A          49,885        12.31%
Central City Scale Inc
Qualified 401(k) Plan
FBO Ronald A Hawthorne
P O Box 197
Central City NE  68826-0197

Richard L Henderson &    Tax-Managed Equity Fund
Bess A Henderson           Class B           2,753         5.20%
  Jtn Ros (TOD)
721 Bristol Ct
Liberty MO  64068-2900

Joseph D Horvath         Asset Strategy Fund
310 Prince St              Class B          13,022         5.26%
Bordentown NJ  08505-1717

Fiduciary Trust Co       Money Market Fund
  NH Cust                  Class B          51,975         9.20%
IRA
FBO Jerome A Infantino Sr
321 Wood Rd
Rochester NY  14626-3238

David Johnson Tr         Core Equity Fund
Church TSA Archdiocese     Class Y         209,817        57.66%
  of OK
FBO Unallocated Assets   Small Cap Growth Fund
Church Sponsored           Class Y         168,825         5.10%
  403(B) Plan
P O Box 32180            Limited-Term Bond Fund
Oklahoma City OK           Class Y          44,064        47.68%
  73123-0380
                         International Growth Fund
                           Class Y          82,710         7.93%

                         Asset Strategy Fund
                           Class Y          52,689        91.51%

Dennis Kidwell &         Tax-Managed Equity Fund
  Bennie Kidwell Jtn Ros
                           Class C          10,226         7.68%
401 S Fann St
Anaheim CA  92804-2619

                                       Shares owned
Name and Address                       Beneficially
of Beneficial Owner        Class       or of Record     Percent
-------------------        -----        ------------     -------
Fiduciary Trust Co       Limited-Term Bond Fund
  NH Cust                  Class B          13,207         5.38%
IRA Rollover
FBO Judy Knudsen
2260 Cherry St
Lunden WA  98264-9031

Fiduciary Trust Co       Money Market Fund
  NH Cust                  Class B         221,086        39.14%
IRA Rollover
FBO Allan T Lane
P O Box 265
Ennis MT  59729-0265

Lyle N Larkin &          Municipal Bond Fund
  Maryann Larkin           Class A          16,084         7.35%
Co-Ttees UA Dtd 09-02-1998
Larkin Family Trust
261 N Thora St
Orange CA  92869-3140

Carol N Lemieux &        Tax-Managed Equity Fund
Gerard R Lemieux Ten Com   Class A          45,872         6.59%
4845 Spurgin Rd
Missoula MT  59804-4552

Fiduciary Trust Co       High Income Fund
  NH Cust                  Class B           6,640         5.31%
IRA Rollover
FBO Paula V Martin
3440 SW Macvicar Ave
Topeka KS  66611-1840

Millennium Trust         Small Cap Growth Fund
  Company, LLC             Class Y         301,937         9.13%
Cust Funds 975C
15255 S 94th Ave Ste 300
Orland Park IL  60462-3897

Richard V Morgera MD Tr  Money Market Fund
Family Medicenter Inc      Class B          28,653         5.07%
Profit Sharing Plan
FBO Unallocated Assets
203 Prospect Ave
Middletown RI  02842-5605

Otha B Nance &           Municipal Bond Fund
V Zoann Nance Jtn Ros      Class B          17,145        46.38%
1529 South Kemensky Ave
Chicago IL  60623-1949

                                        Shares owned
Name and Address                        Beneficially
of Beneficial Owner        Class        or of Record     Percent
-------------------        -----        ------------     -------
National Financial       Core Equity Fund
  Services Corp            Class Y           1,956         0.54%
FBO Various Customers
ATTN:  Mutual Funds Dept Small Cap Growth Fund
  5th Floor                Class Y       1,338,993        40.49%
200 Liberty St
One World Financial      International Growth Fund
  Center                   Class Y         122,195        11.71%
New York NY  10281-1003
                         Science and Technology Fund
                           Class Y          59,328        34.70%

National Investor        High Income Fund
  Services Corp            Class Y             244         6.35%
for the Exclusive Benefit
of our Customers
55 Water St Fl 32
New York NY  10041-0028

Nationwide Trust         Core Equity Fund
  Company FSB              Class A          83,566         8.06%
C/O IPO Portfolio Accounting
P O Box 182029           Small Cap Growth Fund
Columbus OH  43218-2029    Class A         197,679        11.53%

                         Limited-Term Bond Fund
                           Class A          50,713         4.09%

                         International Growth Fund
                           Class A          26,529         3.48%

                         Asset Strategy Fund
                           Class A          73,449        18.14%

                         Science and Technology Fund
                           Class A          94,058        14.03%

                         High Income Fund
                           Class A          18,159         5.48%

Northern Trust Company   International Growth Fund
FBO Schwartz               Class Y         294,618        28.24%
  Charitable Remainder
Unit Trust
P O Box 92956
Chicago IL  60675-2956

Luverne J Olson &        Tax-Managed Equity Fund
Nancy G Olson Jtn Ros      Class B           2,833         5.35%
4024 Third Street NW
Rochester MN  55901-7564

                                        Shares owned
Name and Address                        Beneficially
of Beneficial Owner        Class        or of Record     Percent
-------------------        -----        ------------     -------
Lee Dester Pool (TOD)    Municipal Bond Fund
Thomas Pool                Class B           6,571        17.78%
3344 205th St
Olympia Flds IL  60461-1407

Lloyd E Potter &         Tax-Managed Equity Fund
  Nellie M Potter          Class B           4,759         8.98%
Co-Ttees U/A dtd 02-02-2001
Lloyd & Nellie M Potter Trust
1280 Happy Hollow Rd
Napoleon MO  64074-9114

Prudential Securities    International Growth Fund
  Inc                      Class Y         278,185        26.66%
Special Custody for the
  Benefit of the Client
ATTN:  Mutual Funds
1 New York Plz
New York NY  10292-0001

Quad City Bank &         International Growth Fund
  Trust Co Cust            Class Y          56,766         5.44%
For St Ambrose University
3551 7th St  Suite 100
Moline IL  61265-6156

Rosemary Riley (TOD)     Tax-Managed Equity Fund
326 S Davis St             Class B           3,743         7.06%
Ottumwa IA  52501-5007

Fiduciary Trust Co       High Income Fund
  NH Cust                  Class B          11,287         9.03%
IRA
FBO Donald P Sanford
P O Box 1570
La Conner WA  98257-1570

Marilyn L Shoemaker      Money Market Fund
5248 Cobblecreek Rd        Class B          84,958        15.04%
Salt Lake City UT  84117-6787

Trust Company of America Money Market Fund
FBO 65                     Class A       6,724,057        50.86%
PO Box 6503
Englewood CO  80155-6503

                                        Shares owned
Name and Address                        Beneficially
of Beneficial Owner        Class        or of Record     Percent
-------------------        -----        ------------     -------
UMBSC & Co               Small Cap Growth Fund
FBO Pittsburg State        Class Y         239,742         7.25%
  University
C/O Trust Dept - George Root
P O Box 419692
Kansas City MO  64141-6692

UMBSC & Co               Limited-Term Bond Fund
FBO VFW Veterans           Class Y          45,377        49.10%
  Service Fund
P O Box 419260
Kansas City MO  64141-6260

Fiduciary Trust Co       Money Market Fund
  NH Cust                  Class C         526,124         6.75%
IRA Rollover
FBO C A Vallombroso
30 Dorchester Ln
Branford CT  06405-2819

Verb & Co                International Growth Fund
4380 SW Macadam Ave        Class Y          94,310         9.04%
  Ste 450
Portland OR  97201-6407

Waddell & Reed Inc       Large Cap Growth Fund
ATTN:  Waddell & Reed      Class A         302,959        14.77%
  Controller
P O Box 29217            Mid Cap Growth Fund
Shawnee Mission KS         Class A         311,637        18.94%
  66201-9217
                         Tax-Managed Equity Fund
                           Class A         300,000        43.07%

                         Money Market Fund
                           Class A       3,217,691        24.34%

                         Municipal Bond Fund
                           Class Y             207       100.00%

                         High Income Fund
                           Class Y             271         7.04%

                                       Shares owned
Name and Address                       Beneficially
of Beneficial Owner        Class       or of Record     Percent
-------------------        -----        ------------     -------
Waddell & Reed           International Growth Fund
  Financial, Inc.          Class Y          62,170         5.96%
401(k) and Thrift Plan
6300 Lamar Avenue        Asset Strategy Fund
Overland Park KS 66201     Class Y           3,878         6.74%

                         Science and Technology Fund
                           Class Y          76,543        44.77%

                         High Income Fund
                           Class Y           3,270        85.14%

Woman's Club of Oakmont  Tax-Managed Equity Fund
P O Box 165                Class B           4,167         7.86%
Oakmont PA  15139-0165

                         PAYMENTS TO SHAREHOLDERS

General

     There are two (three, in the case of certain Funds) sources for the payments a Fund makes to you as a shareholder of a class of shares of a
Fund, other than payments when you redeem your shares. The first source is net investment income, which is derived from the dividends, interest and earned discount on the securities a Fund holds, less expenses (which will vary by class). The second source is net realized capital gains, which are derived from the proceeds received from a Fund's sale of securities at a price higher than the Fund's tax basis (usually cost) in such securities, less losses from sales of securities at a price lower than the Fund's basis therein; these gains can be either long-term or short-term, depending on how long a Fund has owned the securities before it sells them. The third source (in the case of W&R Asset Strategy Fund, W&R Core Equity Fund, W&R
High Income Fund, W&R Large Cap Growth Fund, W&R International Growth Fund,
W&R Mid Cap Growth Fund, W&R Science and Technology Fund and W&R Small Cap
Growth Fund) is net realized gains from foreign currency transactions. The payments made to shareholders from net investment income, net short-term capital gains, and net realized gains from certain foreign currency transactions are called dividends. Payments, if any, from net long-term capital gains and the remaining foreign currency gains are called distributions.

     Each Fund pays distributions from net capital gains (the excess of net long-term capital gains over net short-term capital losses). A Fund may or may not have such gains, depending on whether securities are sold and at what price. If a Fund has net capital gains, it will pay distributions once each year, in the latter part of the fourth calendar quarter, except to the extent it has net capital losses carried over from a prior year or years to offset the gains. It is the policy of each Fund to make annual capital gains distributions to the extent that net capital gains are realized in excess of available capital loss carryovers.

     Income and expenses are earned and incurred separately by each Fund, and gains and losses on portfolio transactions of each Fund are attributable only to that Fund. For example, capital losses realized by one
Fund would not affect capital gains realized by another Fund.

Choices You Have on Your Dividends and Distributions

     On your application form, you can give instructions that (1) you want cash for your dividends and/or distributions or (2) you want your dividends and/or distributions paid in Fund shares of the same class as that with respect to which they were paid. However, a total dividend and/or distribution amount less than five (5) dollars will be automatically paid in Fund shares of the same class as that with respect to which they were paid. You can change your instructions at any time. If you give no instructions, your dividends and distributions will be paid in Fund shares of the same class as that with respect to which they were paid. All payments in shares are at NAV without any sales charge. The NAV used for this purpose is that computed as of the record date for the dividend or distribution, although this could be changed by the Board of Directors.

     Even if you receive dividends and distributions on Class A shares in cash, you can thereafter reinvest them (or distributions only) in Class A shares of the Fund at NAV next calculated after receipt by Waddell & Reed of the amount clearly identified as a reinvestment. The reinvestment must be within forty-five (45) days after the payment.

                                   TAXES

General

     Each Fund has qualified since its inception for treatment as a regulated investment company (RIC) under the Code, so that it is relieved of Federal income tax on that part of its investment company taxable income
(consisting generally of taxable net investment income, net short-term capital gains and, for certain Funds, net gains from certain foreign currency transactions, determined without regard to any deduction for dividends paid) that it distributes to its shareholders. To continue to qualify for treatment as a RIC, a Fund must distribute to its shareholders for each taxable year at least 90% of the sum of its investment company taxable income plus, in the case of W&R Municipal Bond Fund, its net interest income excludable from gross income under Section 103(a) of the
Code  and must meet several additional requirements. With respect to each
Fund, these requirements include the following:  (1) the Fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or foreign currencies or other income
(including gains from options, futures contracts or forward currency contracts) derived with respect to its business of investing in securities or those currencies; (2) at the close of each quarter of the Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs and other securities that are limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund's total assets and that does not represent more than 10% of the issuer's outstanding voting securities; and (3) at the close of each quarter of the Fund's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. Government securities or the securities of other RICs) of any one issuer.

     Investments in precious metals would have adverse tax consequences for
W&R Asset Strategy Fund and its shareholders if it either (1) derived more than 10% of its gross income in any taxable year from the disposition of precious metals and from other income that does notqualify under the
Income Requirement or (2) held precious metals in such quantities that the
Fund failed to satisfy the 50% Diversification Requirement for any quarter.
W&R Asset Strategy Fund intends to continue to manage its portfolio so as to avoid failing to satisfy those requirements for these reasons.

     If a Fund failed to qualify for treatment as a RIC for any taxable year, (1) it would be taxed as an ordinary corporation on the full amount of its taxable income for that year (even if it distributed that income to its shareholders) and (2) the shareholders would treat all distributions out of its earnings and profits, including distributions of net capital gains and, for W&R Municipal Bond Fund, distributions that otherwise would be exempt-interest dividends described below, as dividends (that is, ordinary income). In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying for RIC treatment.

     Dividends and distributions declared by a Fund in December of any year and payable to its shareholders of record on a date in that month are deemed to have been paid by the Fund and received by the shareholders in
December even if the Fund pays them during the following January.
Accordingly, those dividends and distributions will be taxed to the shareholders for the year in which that December falls.

     If Fund shares are sold at a loss after being held for six months or less, the loss will be treated as a long-term, instead of short-term, capital loss to the extent of any distributions received on those shares.
Investors also should be aware that if they purchase shares shortly before the record date for a dividend or distribution, they will receive some portion of the purchase price back as a taxable dividend or distribution.

     Each Fund will be subject to a nondeductible 4% excise tax (Excise
Tax) to the extent it fails to distribute, by the end of any calendar year, substantially all of its ordinary income for that year and capital gains net income for the one-year period ending on October 31 of that year, plus certain other amounts. For these purposes, a Fund may defer into the next calendar year net capital loss incurred between November 1 and the end of the current calendar year. It is the policy of each Fund to pay sufficient dividends and distributions each year to avoid imposition of the Excise
Tax.

Income from Foreign Securities

     Dividends and interest received, and gains realized, by a Fund on foreign securities may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions (foreign taxes) that would reduce the yield and/or total return on its securities. Tax conventions between certain countries and the United States may reduce or eliminate foreign taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.

     If more than 50% of the value of W&R International Growth Fund's total assets at the close of its taxable year consists of securities of foreign corporations, that Fund will be eligible to, and may, file an election with the Internal Revenue Service that will enable its shareholders, in effect, to receive the benefit of the foreign tax credit with respect to any foreign taxes paid by it. Pursuant to any such election, W&R International
Growth Fund would treat those taxes as dividends paid to its shareholders and each shareholder would be required to (1) include in gross income, and treat as paid by the shareholder, the shareholder's proportionate share of those taxes, (2) treat the shareholder's share of those taxes and of any dividend paid by that Fund that represents income from foreign or U.S.
possessions sources as the shareholder's own income from those sources and
(3) either deduct the taxes deemed paid by the shareholder in computing the shareholder's taxable income or, alternatively, use the foregoing information in calculating the foreign tax credit against the shareholder's
Federal income tax. W&R International Growth Fund will report to its shareholders shortly after each taxable year their respective shares of that Fund's income from sources within foreign countries and U.S.
possessions and foreign taxes it paid, ifit makes this election.
Individuals who have no more than $300 ($600 for married persons filing jointly) of creditable foreign taxes included on Forms 1099 and all of whose foreign-source income is qualified passive income may elect each year to be exempt from the extremely complicated foreign tax credit limitation, in which event they would be able to claim a foreign tax credit without having to file the detailed Form 1116 that otherwise is required.

     Each of W&R Asset Strategy Fund, W&R Core Equity Fund, W&R High Income
Fund, W&R International Growth Fund, W&R Large Cap Growth Fund, W&R Mid Cap
Growth Fund, W&R Science and Technology Fund, W&R Small Cap Growth Fund,
and W&R Tax-Managed Equity Fund may invest in the stock of passive foreign investment companies (PFICs). A PFIC is any foreign corporation (with certain exceptions) that, in general, meets either of the following tests:
(1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, a Fund will be subject to Federal income tax on a portion of any excess distribution received on the stock of a PFIC or of any gain on disposition of the stock (collectively PFIC income), plus interest thereon, even if the Fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the Fund's investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders.

     If a Fund invests in a PFIC and elects to treat the PFIC as a qualified electing fund (QEF), then in lieu of the foregoing tax and interest obligation, the Fund will be required to include in income each year its pro rata share of the QEF's annual ordinary earnings and net capital gain -- which probably would have to be distributed by the Fund to satisfy the Distribution Requirement and avoid imposition of the Excise Tax
-- even if those earnings and gain were not distributed to the Fund by the
QEF. In most instances it will be very difficult, if not impossible, to make this election because of certain requirements thereof.

     A Fund may elect to mark to market its stock in any PFIC. Marking-to-
market, in this context, means including in ordinary income each taxable year the excess, if any, of the fair market value of a PFIC's stock over a
Fund's adjusted basis therein as of the end of that year. Pursuant to the election, a Fund also may deduct (as an ordinary, not capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock included by the Fund for prior taxable years under the election (and under regulations proposed in
1992 that provided a similar election with respect to the stock of certain
PFICs). A Fund's adjusted basis in each PFIC's stock with respect to which it makes this election will be adjusted to reflect the amounts of income included and deductions taken under the election.

Foreign Currency Gains and Losses

     Under Section 988 of the Code, gains or losses (1) from the disposition of foreign currencies, including forward currency contracts,
(2) except in certain circumstances, from options and forward contracts on foreign currencies (and on financial instruments involving foreign currencies) and from notional principal contracts (e.g., swaps, caps, floors, and collars) involving payments denominated in foreign currencies,
(3)on the disposition of each debt security denominated in a foreign currency that are attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security and the date of its disposition and (4) that are attributable to fluctuations in exchange rates that occur between the time a Fund accrues interest, dividends or other receivables, or expenses or other liabilities, denominated in a foreign currency and the time the Fund actually collects the receivables or pays the liabilities, generally are treated as ordinary income or loss.
These gains or losses may increase or decrease the amount of a Fund's investment company taxable income to be distributed to its shareholders as ordinary income, rather than affecting the amount of its net capital gain.

Income from Financial Instruments and Foreign Currencies

     The use of hedging and option income strategies, such as writing
(selling) and purchasing options and futures contracts and entering into forward currency contracts, involves complex rules that will determine for income tax purposes the amount, character and timing of recognition of the gains and losses a Fund realizes in connection therewith. Gains from the disposition of foreign currencies (except certain gains that may be excluded by future regulations), and gains from options, futures contracts and forward currency contracts a Fund derives with respect to its business of investing in securities or foreign currencies, will be treated as qualifying income under the Income Requirement.

     Any income a Fund earns from writing options is treated as short-term capital gains. If the Fund enters into a closing purchase transaction, it will have a short-term capital gain or loss based on the difference between the premium it receives for the option it wrote and the premium it pays for the option it buys. If an option written by the Fund lapses without being exercised, the premium it receives also will be a short-term capital gain.
If such an option is exercised and the Fund thus sells the securities subject to the option, the premium the Fund receives will be added to the exercise price to determine the gain or loss on the sale.

     Certain futures contracts, forward currency contracts and listed non-
equity options (that is, certain listed options, such as those on a broad-
based securities index) in which the Funds may invest will be Section 1256 contracts. Section 1256 contracts a Fund holds at the end of its taxable year, other than contracts subject to a mixed straddle election the Fund made, are marked-to-market (that is, treated as sold at that time for their fair market value) for Federal income tax purposes, with the result that unrealized gains or losses are treated as though they were realized. Sixty percent of any net gains or losses recognized on these deemed sales, and
60% of any net realized gains or losses from any actual sales of Section
1256 contracts, are treated as long-term capital gains or losses, and the balance is treated as short-term capital gains or losses. Section 1256 contracts also may be marked-to-market for purposes of the Excise Tax. A
Fund may need to distribute any mark-to-market gains to its shareholders to satisfy the Distribution Requirement and/or avoid imposition of the Excise
Tax, even though it may not have closed the transactions and received cash to pay the distributions.

     Code Section 1092 (dealing with straddles) also may affect the taxation of options, futures contracts and forward currency contracts in which the Funds may invest. That section defines a straddle as offsetting positions with respect to actively traded personal property; for these purposes, options, futures contracts and forward currency contracts are positions in personal property. Section 1092 generally provides that any loss from the disposition of a position in a straddle may be deducted only to the extent the loss exceeds the unrealized gain on the offsetting position(s) of the straddle. In addition, these rules may postpone the recognition of loss that would otherwise be recognized under the mark-to-
market rules discussed above. The regulations under Section 1092 also provide certain wash sale rules, which apply to transactions where a position is sold at a loss and a new offsetting position is acquired within a prescribed period, and short sale rules applicable to straddles. If a
Fund makes certain elections, the amount, character and timing of the recognition of its gains and losses from the affected straddle positions will be determined under rules that vary according to the elections made.
Because only a few of the regulations implementing the straddle rules have been promulgated, the tax consequences of straddle transactions to the
Funds are not entirely clear.

     If a Fund has an appreciated financial position -- generally, an interest (including an interest through an option, futures or forward currency contract or short sale) with respect to any stock, debt instrument
(other than straight debt) or partnership interest the fair market value of which exceeds its adjusted basis -- and enters into a constructive sale of the position, the Fund will be treated as having made an actual sale thereof, with the result that it will recognize gain at that time. A constructive sale generally consists of a short sale, an offsetting notional principal contract or a futures or forward currency contract a
Fund or a related person enters into with respect to the same or substantially identical property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially identical property will be deemed a constructive sale. The foregoing will not apply, however, to any transaction of a Fund during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and the Fund holds the appreciated financial position unhedged for 60 days after that closing (i.e., at no time during that 60-day period is the Fund's risk of loss regarding that position reduced by reason of certain specified transactions with respect to substantially identical or related property, such as having an option to sell, being contractually obligated to sell, making a short sale or granting an option to buy substantially identical stock or securities).

Zero Coupon and Payment-in-Kind Securities

     Certain Funds may acquire zero coupon or other securities issued with
OID. As a holder of those securities, a Fund must include in its income the portion of the OID that accrues on them during the taxable year, even if the Fund receives no corresponding payment on the securities during the year. Similarly, a Fund must include in its gross income securities it receives as interest on payment-in-kind securities. Because each Fund annually must distribute substantially all of its investment company taxable income, including any accrued OID and other non-cash income, to satisfy the Distribution Requirement and avoid imposition of the Excise
Tax, it may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives.
Those distributions will be made from the Fund's cash assets or from the proceeds of sales of portfolio securities, if necessary. The Fund may realize capital gains or losses from those sales, which would increase or decrease its investment company taxable income and/or net capital gains.

W&R Municipal Bond Fund

     Dividends paid by W&R Municipal Bond Fund will qualify as exempt-
interest dividends, and thus will be excludable from its shareholders'
gross income, if the Fund satisfies the additional requirement that, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consists of securities the interest on which is excludable from gross income under section 103(a); the Fund intends to continue to satisfy this requirement. The aggregate dividends excludable from all shareholders' gross income may not exceed the Fund's net tax-exempt income.
W&R Municipal Bond Fund uses the average annual method to determine the exempt income portion of each distribution, and the percentage of income designated as tax-exempt for any particular distribution may be substantially different from the percentage of its income that was tax-
exempt during the period covered by the distribution. The treatment of dividends from the Fund under state and local income tax laws may differ from the treatment thereof under the Code.

     If the Fund's shares are sold at a loss after being held for six months or less, the loss will be disallowed to the extent of any exempt-

interest dividends received on those shares. Tax-exempt interest attributable to certain PABs (including a proportionate part of the exempt-
interest dividends paid by the Fund attributable thereto) is a tax preference item for purposes of the AMT. Exempt-interest dividends received by a corporate shareholder also may be indirectly subject to the AMT without regard to whether the Fund's tax-exempt interest was attributable to PABs.

     Up to 85% of social security and railroad retirement benefits may be included in taxable income for recipients whose adjusted gross income
(including tax-exempt income such as the Fund's exempt-interest dividends)
plus 50% of their benefits exceeds certain base amounts. Exempt-interest dividends from the Fund still are tax-exempt to the extent described above;
they are only included in the calculation of whether a recipient's income exceeds the established amounts.

     If the Fund invests in any instruments that generate taxable income, under the circumstances described in its Prospectus, distributions of the income earned thereon will be taxable to the Fund's shareholders as ordinary income to the extent of its earnings and profits. Moreover, if the
Fund realizes capital gains as a result of market transactions, any distribution of those gains will be taxable to its shareholders. There also may be collateral Federal income tax consequences regarding the receipt of exempt-interest dividends by shareholders such as S corporations, financial institutions, and property and casualty insurance companies. A shareholder falling into any such category should consult its tax adviser concerning its investment in shares of the Fund.

                   PORTFOLIO TRANSACTIONS AND BROKERAGE

     One of the duties undertaken by WRIMCO pursuant to the Management
Agreement is to arrange for the purchase and sale of securities for the portfolio of each Fund. With respect to W&R Limited-Term Bond Fund, W&R
Money Market Fund, W&R Municipal Bond Fund and W&R High Income Fund, many purchases are made directly from issuers or from underwriters, dealers or banks. Purchases from underwriters include a commission or concession paid by the issuer to the underwriter. Purchases from dealers will include the spread between the bid and the asked prices. Otherwise, transactions in securities other than those for which an exchange is the primary market are generally effected with dealers acting as principals or market makers.
Brokerage commissions are paid primarily for effecting transactions in securities traded on an exchange and otherwise only if it appears likely that a better price or execution can be obtained. The individuals who manage the Funds may manage other advisory accounts with similar investment objectives. It can be anticipated that the manager will frequently, yet not always, place concurrent orders for all or most accounts for which the manager has responsibility or WRIMCO may otherwise combine orders for a
Fund with those of other funds in the W&R Funds, Waddell & Reed Advisors
Funds and W&R Target Funds, Inc. or other accounts for which it has investment discretion, including accounts affiliated with WRIMCO. WRIMCO, at its discretion, may aggregate such orders. Under current written procedures, transactions effected pursuant to such combined orders are averaged as to price and allocated in accordance with the purchase or sale orders actually placed for each fund or advisory account, except where the combined order is not filled completely. In this case, for a transaction not involving an initial public offering (IPO), WRIMCO will ordinarily allocate the transaction pro rata based on the orders placed, subject to certain variances provided for in the written procedures. For a partially filled IPO order, subject to certain variances specified in the written procedures, WRIMCO generally allocates the shares as follows: the IPO shares are initially allocated pro rata among the included funds and/or advisory accounts grouped according to investment objective, based on relative total assets of each group; and the shares are then allocated within each group pro rata based on relative total assets of the included funds and/or advisory accounts, except that (a) within a group having a small cap-related investment objective, shares are allocated on a rotational basis after taking into account the impact of the anticipated initial gain on the value of the included fund or advisory account and (b)
within a group having a mid-cap-related investment objective, shares are allocated based on the portfolio manager's judgment, including but not limited to such factors as the fund's or advisory account's investments strategies and policies, cash availability, any minimum investment policy, liquidity, anticipated term of the investment and current securities positions.

     In all cases, WRIMCO seeks to implement its allocation procedures to achieve a fair and equitable allocation of securities among its funds and other advisory accounts. Sharing in large transactions could affect the price a Fund pays or receives or the amount it buys or sells. As well, a better negotiated commission may be available through combined orders.

     To effect the portfolio transactions of a Fund, WRIMCO is authorized to engage broker-dealers (brokers) which, in its best judgment based on relevant factors, will implement the policy of the Fund to seek best execution (prompt and reliable execution at the best price obtainable) for reasonable and competitive commissions. WRIMCO need not seek competitive commission bidding but is expected to minimize the commissions paid to the extent consistent with the interests and policies of the Funds. Subject to review by the Board of Directors, such policies include the selection of brokers which provide execution and/or research services and or other services, including pricing or quotation services, directly or through others (research and brokerage services) considered by WRIMCO to be useful or desirable for its investment management of the Fund and/or the other funds and accounts for which WRIMCO has investment discretion.

     Such research and brokerage services are, in general, defined by reference to Section 28(e) of the Securities Exchange Act of 1934 as
including (1) advice, either directly or through publications or writings, as to the value of securities, the advisability of investing in, purchasing or selling securities and the availability of securities and purchasers or sellers; (2) furnishing analyses and reports; or (3) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement and custody). Investment discretion is, in general, defined as having authorization to determine what securities shall be purchased or sold for an account or making those decisions even though someone else has responsibility.

     The commissions paid to brokers that provide such research and/or brokerage services may be higher than the commission another qualified broker would charge for effecting comparable transactions if a good faith determination is made by WRIMCO that the commission is reasonable in relation to the research or brokerage services provided. Subject to the foregoing considerations, WRIMCO may also consider sales of Fund shares as a factor in the selection of broker-dealers to execute portfolio transactions. No allocation of brokerage or principal business is made to provide any other benefits to WRIMCO.

     The investment research provided by a particular broker may be useful only to one or more of the other advisory accounts of WRIMCO, and investment research received for the commissions of those other accounts may be useful both to the Funds and one or more of such other accounts. To the extent that electronic or other products provided by such brokers to assist WRIMCO in making investment management decisions are used for administration or other non-research purposes, a reasonable allocation of the cost of the product attributable to its non-research use is made by
WRIMCO.

     Such investment research (which may be supplied by a third party at the request of a broker) includes information on particular companies and industries as well as market, economic or institutional activity areas. It serves to broaden the scope and supplement the research activities of
WRIMCO; serves to make available additional views for consideration and comparisons; and enables WRIMCO to obtain market information on the price of securities held in a Fund's portfolio or being considered for purchase.

     The Funds may also use brokerage to pay for pricing or quotation services to value securities.

     The table below sets forth the brokerage commissions paid by each of the Funds then in existence during the fiscal years ended March 31, 2002,
2001 and 2000. These figures do not include principal transactions or spreads or concessions on principal transactions, i.e., those in which a
Fund sells securities to a broker-dealer firm or buys from a broker-dealer firm securities owned by it.

                                   2002        2001         2000

W&R Asset Strategy Fund        $227,635    $203,332     $137,754
W&R Core Equity Fund            349,642     442,608      542,947
W&R High Income Fund                743       2,275        4,396
W&R International Growth Fund   636,691     835,016      897,915
W&R Large Cap Growth Fund        59,331      31,789           NA
W&R Limited-Term Bond Fund          ---         ---          ---
W&R Mid Cap Growth Fund          24,477      15,528           NA
W&R Municipal Bond Fund           1,277       7,529          ---
W&R Science and
Technology Fund                 279,635     162,423       60,770
W&R Small Cap Growth Fund       238,679     211,750      330,466
W&R Tax-Managed Equity Fund      12,989       8,911           NA
                            ------------  -----------   -----------
Total                        $1,831,099  $1,921,161   $1,974,248

     The next table shows for each of the Funds the transactions, other than principal transactions, which were directed to broker-dealers who provided research services as well as execution and the brokerage commissions paid during the fiscal year ended March 31, 2002 for each of the Funds. These transactions were allocated to these broker-dealers by the internal allocation procedures described above.

                                Amount of        Brokerage
Fund                           Transactions     Commissions

W&R Asset Strategy Fund         $64,339,797        $154,964
W&R Core Equity Fund            197,929,239         264,229
W&R High Income Fund                286,060             500
W&R International Growth Fund    14,993,681          22,845
W&R Large Cap Growth Fund        34,577,408          51,262
W&R Limited-Term Bond Fund              ---             ---
W&R Mid Cap Growth Fund           7,504,873          16,185
W&R Municipal Bond Fund                 ---             ---
W&R Science and
Technology Fund                  79,630,432         138,419
W&R Small Cap Growth Fund        69,185,358         133,028
W&R Tax-Managed Equity Fund       5,513,561           9,452
                            ----------------  ---------------
Total                          $473,960,409        $790,883

     As of March 31, 2002, each of the following Funds held securities issued by their respective regular broker-dealers, as follows:  Core Equity
Fund owned Citigroup Inc. (parent of Salomon Smith Barney Inc., a regular broker-dealer of the Funds), The Goldman Sachs Group, Inc. (parent of
Goldman, Sachs & Co., a regular broker-dealer of the Funds) and J.P. Morgan
Chase & Co. (parent of J.P. Morgan Securities Inc., a regular broker-dealer of the Funds) in the amounts of $5,808,696, $9,981,650 and $5,279,765, respectively; International Growth Fund owned J.P. Morgan Securities Inc.
and UBS AG, Registered Shares (parent of UBS Warburg LLC, a regular broker-
dealer of the Funds) in the amounts of $2,410,000 and $1,091,479, respectively; Large Cap Growth Fund owned Bank of America Corporation
(parent of Bank of America Securities LLC, a regular broker-dealer of the
Funds), The Goldman Sachs Group, Inc., Citigroup Inc., J.P. Morgan
Securities Inc. and Morgan Stanley Dean Witter & Co. (parent of Morgan
Stanley & Co. Incorporated, a regular broker-dealer of the Funds) in the amounts of $802,636, $803,225, $485,296, $1,337,000 and $435,556,
respectively; Mid Cap Growth Fund owned J.P. Morgan Securities Inc. in the amount of $1,769,000; and Tax-Managed Equity Fund owned Citigroup Inc., The
Goldman Sachs Group, Inc., J.P. Morgan Securities Inc. and Morgan Stanley
Dean Witter & Co. in the amounts of $84,184, $99,275, $395,000 and $63,041, respectively.

     W&R Funds, WRIMCO and Waddell & Reed have adopted a Code of Ethics under Rule 17j-1 of the 1940 Act that permits their respective directors, officers and employees to invest in securities, including securities that may be purchased or held by a Fund. The Code of Ethics subjects covered personnel to certain restrictions that include prohibited activities, pre-
clearance requirements and reporting obligations.

                             OTHER INFORMATION

General

     W&R Funds was organized on January 29, 1992. Prior to June 30, 2000, it was known as Waddell & Reed Funds, Inc.(SM)

The Shares of the Funds

     The shares of each of the Funds represents an interest in that Fund's securities and other assets and in its profits or losses. Each fractional share of a class has the same rights, in proportion, as a full share of that class.

     Each Fund offers four classes of its shares:  Class A, Class B, Class
C and Class Y (except Money Market Fund does not offer Class Y shares).
Each class of a Fund represents an interest in the same assets of the Fund and differs as follows:  each class of shares has exclusive voting rights pertaining to matters appropriately limited to that class; Class A shares are subject to an initial sales charge and to an ongoing distribution and/or service fee and certain Class A shares are subject to a CDSC; Class
B and Class C shares are subject to a CDSC and to ongoing distribution and service fees; Class B shares convert to Class A shares eight years after the month in which the shares were purchased, and such conversion will be made, without charge or fee, on the basis of the relative NAV of the two classes; and Class Y shares, which are designated for institutional and other eligible investors, have no sales charge and are not subject to a
CDSC but are subject to an ongoing distribution and service fee that differs in amount from that of the Class B and Class C shares. Each class may bear differing amounts of certain class-specific expenses; and each class has a separate exchange privilege. The Funds do not anticipate that there will be any conflicts between the interests of holders of the different classes of shares of the same Fund by virtue of those classes. On an ongoing basis, the Board of Directors will consider whether any such conflict exists and, if so, take appropriate action. Each share of a Fund is entitled to equal voting, dividend, liquidation and redemption rights, except that due to the differing expenses borne by the four classes, dividends and liquidation proceeds of Class B and Class C shares are expected to be lower than for Class A shares of the same Fund. Each fractional share of a class has the same rights, in proportion, as a full share of that class. Shares are fully paid and nonassessable when purchased.

     The Funds do not hold annual meetings of shareholders; however, certain significant corporate matters, such as the approval of a new investment advisory agreement or a change in a fundamental investment policy, which require shareholder approval will be presented to shareholders at a meeting called by the Board of Directors for such purpose.

     Special meetings of shareholders may be called for any purpose upon receipt by a Fund of a request in writing signed by shareholders holding not less than 25% of all shares entitled to vote at such meeting, provided certain conditions stated in the Bylaws are met. There will normally be no meeting of the shareholders for the purpose of electing directors until such time as less than a majority of directors holding office have been elected by shareholders, at time which the directors then in office will call a shareholders' meeting for the election of directors. To the extent that Section 16(c) of the 1940 Act applies to a Fund, the directors are required to call a meeting of shareholders for the purpose of voting upon the question of removal of any director when requested in writing to do so by the shareholders of record of not less than 10% of the Fund's outstanding shares.

     Each share (regardless of class) has one vote. All shares of a Fund vote together as a single class, except as to any matter for which a separate vote of any class is required by the 1940 Act, and except as to any matter which affects the interests of one or more particular classes, in which case only the shareholders of the affected classes are entitled to vote, each as a separate class.

     Each share of each Fund (regardless of class) is entitled to one vote.
On certain matters such as the election of Directors, all shares of the twelve Funds vote together as a single class. On other matters affecting a particular Fund, the shares of that Fund vote together as a separate class, such as with respect to a change in an investment restriction of a particular Fund, except that as to matters for which a separate vote of a class is required by the 1940 Act or which affects the interests of one or more particular classes, the affected shareholders vote as a separate class. In voting on a Management Agreement, approval by the shareholders of a Fund is effective as to that Fund whether or not enough votes are received from the shareholders of the other Funds to approve the Management
Agreement for the other Funds.

                                APPENDIX A

     The following are descriptions of some of the ratings of securities which the Fund may use. The Fund may also use ratings provided by other nationally recognized statistical rating organizations in determining the securities eligible for investment.

                        DESCRIPTION OF BOND RATINGS

      Standard & Poor's, a division of The McGraw-Hill Companies, Inc.A
Standard & Poor's (S&P) corporate bond rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation.
This assessment of creditworthiness may take into consideration obligors such as guarantors, insurers or lessees.

     The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

     The ratings are based on current information furnished to  S&P by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

     The ratings are based, in varying degrees, on the following considerations:

     1.   Likelihood of default -- capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

     2.   Nature of and provisions of the obligation;

     3.   Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors'
          rights.

     AAA -- Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

     AA -- Debt rated AA also qualifies as high quality debt. Capacity to pay interest and repay principal is very strong, and debt rated AA differs from AAA issues only in a small degree.

     A -- Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

     BBB -- Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

     BB, B, CCC, CC, C -- Debt rated BB, B, CCC, CC and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

     BB -- Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.
The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

     B -- Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments.
Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

     CCC -- Debt rated CCC has a currently indefinable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal.
In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The
CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

     CC -- The rating CC is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

     C -- The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

     CI -- The rating CI is reserved for income bonds on which no interest is being paid.

     D -- Debt rated D is in payment default. It is used when interest payments or principal payments are not made on a due date even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace periods. The D rating will also be used upon a filing of a bankruptcy petition if debt service payments are jeopardized.

     Plus (+) or Minus (-) -- To provide more detailed indications of credit quality, the ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

     NR -- Indicates that no public rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

     Debt Obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

     Bond Investment Quality Standards:  Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories (AAA, AA, A, BBB, commonly known as investment grade ratings) are generally regarded as eligible for bank investment. In addition, the laws of various states governing legal investments may impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies and fiduciaries generally.

      Moody's Corporation.A brief description of the applicable Moody's
Corporation (Moody's) rating symbols and their meanings follows:

     Aaa -- Bonds which are rated Aaa are judged to be of the best quality.
They carry the smallest degree of investment risk and are generally referred to as gilt edge. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations.
Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa -- Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured.
Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Some bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

NOTE:  Bonds within the above categories which possess the strongest investment attributes are designated by the symbol 1 following the rating.

     Ba -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during good and bad times over the future.
Uncertainty of position characterizes bonds in this class.

     B -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Caa -- Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     Ca -- Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     C -- Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

                  Description of Preferred Stock Ratings

      Standard & Poor's, a division of The McGraw-Hill Companies, Inc.An
S&P preferred stock rating is an assessment of the capacity and willingness of an issuer to pay preferred stock dividends and any applicable sinking fund obligations. A preferred stock rating differs from a bond rating inasmuch as it is assigned to an equity issue, which issue is intrinsically different from, and subordinated to, a debt issue. Therefore, to reflect this difference, the preferred stock rating symbol will normally not be higher than the debt rating symbol assigned to, or that would be assigned to, the senior debt of the same issuer.

     The preferred stock ratings are based on the following considerations:

1.   Likelihood of payment - capacity and willingness of the issuer to meet the timely payment of preferred stock dividends and any applicable sinking fund requirements in accordance with the terms of the obligation;

2.   Nature of, and provisions of, the issue;

3.   Relative position of the issue in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

     AAA -- This is the highest rating that may be assigned by Standard &
Poor's to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

     AA -- A preferred stock issue rated AA also qualifies as a high-
quality fixed income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated AAA.

     A -- An issue rated A is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

     BBB -- An issue rated BBB is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the
'A' category.

     BB, B, CCC -- Preferred stock rated BB, B, and CCC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay preferred stock obligations. BB indicates the lowest degree of speculation and CCC the highest degree of speculation. While such issues will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

     CC -- The rating CC is reserved for a preferred stock issue in arrears on dividends or sinking fund payments but that is currently paying.

     C -- A preferred stock rated C is a non-paying issue.

     D -- A preferred stock rated D is a non-paying issue with the issuer in default on debt instruments.

     NR -- This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

     Plus (+) or minus (-) -- To provide more detailed indications of preferred stock quality, the rating from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

     A preferred stock rating is not a recommendation to purchase, sell, or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to S&P by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

      Moody's Investors Service, Inc.Because of the fundamental
differences between preferred stocks and bonds, a variation of Moody's familiar bond rating symbols is used in the quality ranking of preferred stock. The symbols are designed to avoid comparison with bond quality in absolute terms. It should always be borne in mind that preferred stock occupies a junior position to bonds within a particular capital structure and that these securities are rated within the universe of preferred stocks.

      Note:  Moody's applies numerical modifiers 1, 2 and 3 in each rating classification; the modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-
range ranking and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

     Preferred stock rating symbols and their definitions are as follows:

     aaa -- An issue which is rated aaa is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

     aa -- An issue which is rated aa is considered a high-grade preferred stock. This rating indicates that there is a reasonable assurance the earnings and asset protection will remain relatively well-maintained in the foreseeable future.

     a -- An issue which is rated a is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the aaa and aa classification, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

     baa -- An issue which is rated baa is considered to be a medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

     ba -- An issue which is rated ba is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

     b -- An issue which is rated b generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

     caa -- An issue which is rated caa is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

     ca -- An issue which is rated ca is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payments.

     c -- This is the lowest rated class of preferred or preference stock.
Issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

                        DESCRIPTION OF NOTE RATINGS

      Standard and Poor's, a division of The McGraw-Hill Companies, Inc.
An S&P note rating reflects the liquidity factors and market access risks unique to notes. Notes maturing in 3 years or less will likely receive a note rating. Notes maturing beyond 3 years will most likely receive a long-
term debt rating. The following criteria will be used in making that assessment.

   --Amortization schedule (the larger the final maturity relative to other maturities, the more likely the issue is to be treated as a note).
   --Source of Payment (the more the issue depends on the market for its refinancing, the more likely it is to be treated as a note).

     The note rating symbols and definitions are as follows:

     SP-1 Strong capacity to pay principal and interest. Issues determined to possess very strong characteristics are given a plus (+)
         designation.
     SP-2 Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.
     SP-3 Speculative capacity to pay principal and interest.

      Moody's Investors Service, Inc.Moody's Short-Term Loan Ratings -
Moody's ratings for state and municipal short-term obligations will be designated Moody's Investment Grade (MIG). This distinction is in recognition of the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower are uppermost in importance in short-term borrowing, while various factors of major importance in bond risk are of lesser importance over the short run. Rating symbols and their meanings follow:

     MIG 1 -- This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

     MIG 2 -- This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

     MIG 3 -- This designation denotes favorable quality. All security elements are accounted for but this is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

     MIG 4 -- This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

                 DESCRIPTION OF COMMERCIAL PAPER RATINGS

      Standard & Poor's, a division of The McGraw-Hill Companies, Inc.An
S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.
Ratings are graded into several categories, ranging from A-1 for the highest quality obligations to D for the lowest. Issuers rated A are further referred to by use of numbers 1, 2 and 3 to indicate the relative degree of safety. Issues assigned an A rating (the highest rating) are regarded as having the greatest capacity for timely payment. An A-1 designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation. An A-2 rating indicates that capacity for timely payment is satisfactory; however, the relative degree of safety is not as high as for issues designated A-1.
Issues rated A-3 have adequate capacity for timely payment; however, they are more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations. Issues rated B are regarded as having only speculative capacity for timely payment. A C rating is assigned to short-term debt obligations with a doubtful capacity for payment. Debt rated D is in payment default, which occurs when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

      Moody's Corporation commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody's employs the designations of Prime 1, Prime 2 and Prime 3, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers.
Issuers rated Prime 1 have a superior capacity for repayment of short-term promissory obligations and repayment capacity will normally be evidenced by
(1) lending market positions in well established industries; (2) high rates of return on Funds employed; (3) conservative capitalization structures with moderate reliance on debt and ample asset protection; (4) broad margins in earnings coverage of fixed financial charges and high internal cash generation; and (5) well established access to a range of financial markets and assured sources of alternate liquidity. Issuers rated Prime 2 also have a strong capacity for repayment of short-term promissory obligations as will normally be evidenced by many of the characteristics described above for Prime 1 issuers, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation;
capitalization characteristics, while still appropriate, may be more affected by external conditions; and ample alternate liquidity is maintained. Issuers rated Prime 3 have an acceptable capacity for repayment of short-term promissory obligations, as will normally be evidenced by many of the characteristics above for Prime 1 issuers, but to a lesser degree.
The effect of industry characteristics and market composition may be more pronounced; variability in earnings and profitability may result in changes in the level of debt protection measurements and requirement for relatively high financial leverage; and adequate alternate liquidity is maintained.

      Fitch Ratings-National Short-term Credit Ratings

     F1-Indicates the strongest capacity for timely payment of financial commitments relative to other issuers or issues in the same country. Under
Fitch Ratings' national rating scale, this rating is assigned to the best credit risk relative to all others in the same country and is normally assigned to all financial commitments issued or guaranteed by the government. Where the credit risk is particularly strong, a + is added to the assigned rating.

     F2-Indicates a satisfactory capacity for timely payment of financial commitments relative other issuers in the same country. However, the margin of safety is not as great as in the case of the higher ratings.

     F3-Indicates an adequate capacity for timely payment of financial commitments relative to other issuers or issues in the same country.
However, such capacity is more susceptible to near-term adverse changes than for financial commitments in higher rated categories.

     B-Indicates an uncertain capacity for timely payment of financial commitments relative to other issuers or issues in the same country. Such capacity is highly susceptible to near-term adverse changes in financial and economic conditions.

     C-Indicates a highly uncertain capacity for timely payment of financial commitments relative to other issues in the same country.
Capacity or meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

     D-Indicates actual or imminent payment default.

     Notes to Short-term national rating:

     + or - may be appended to a national rating to denote relative status within a major rating category. Such suffixes are not added to Short-term national ratings other than F1.

     Ratings Watch:  Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as Positive, indicating a potential upgrade, Negative, for a potential downgrade, or Evolving, if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

                        Financial Statements

     The Financial Statements, including notes thereto, for the fiscal year ended March 31, 2002, for each of the Funds in W&R Funds, Inc. are incorporated by reference. They are contained in the Funds' Annual Report to Shareholders, dated March 31, 2002, which is available upon request.

                              APPENDIX B

Report of Independent Certified Public Accountants

To the Board of Trustees and
Shareholders of Ivy Fund

In our opinion, the accompanying statements of changes in net assets and the financial highlights present fairly, in all material respects, the changes in net assets of Ivy Cundill Global Value Fund, Ivy Developing
Markets Fund, Ivy European Opportunities Fund, Ivy Global Fund, Ivy Global
Natural Resources Fund, Ivy Global Science & Technology Fund, Ivy
International Fund, Ivy International Small Companies Fund, Ivy
International Value Fund, Ivy Pacific Opportunities Fund, Ivy Growth Fund,
Ivy US Blue Chip Fund, Ivy US Emerging Growth Fund, Ivy Bond Fund and Ivy
Money Market Fund (constituting portfolios within Ivy Fund, hereafter referred to as the "Fund") for the year ended December 31, 2001 and the financial highlights for each of the periods indicated through the year ended December 31, 2001, in conformity with accounting principles generally accepted in the United States of America.  These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation.
We believe that our audits, which included confirmation of securities at
December 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Fort Lauderdale, Florida
February 8, 2002

                                   PART C

                             OTHER INFORMATION
ITEM 15.  Indemnification.

    Reference is made to Article 10.2 of the Articles of Incorporation  of
Registrant, filed by  EDGAR on  May 16, 1997 as  EX-99.B1-charter to  Post-
Effective Amendment  No. 8 to  the Registration  Statement  on Form  N-14*;
Article IX of  the  Bylaws, as  amended  May 17, 2000,  filed by  EDGAR  on
June 26, 2001 as  EX-99.B2-wrbylawamend to Post-Effective Amendment  No. 17 to  the  Registration  Statement  on  Form  N-14*;  and  Article V  of  the
Underwriting Agreement filed by EDGAR on June 27, 1995 as EX-99.B6-wrua  to the Post-Effective Amendment No. 5 to the Registration Statement on Form N-
14*, each of which provides indemnification. Also refer to Section 2-418 of
the  Maryland  General   Corporation  Law   regarding  indemnification   of
directors, officers, employees and agents.

    Registrant undertakes to carry  out all indemnification provisions  of its Articles of Incorporation, Bylaws, and the above-described contracts in accordance with the Investment Company Act Release No. 11330  (September 4,
1980) and successor releases.

    Insofar as indemnification for  liability arising under the 1933  Act, as amended, may be provided to directors, officers and controlling  persons of the Registrant pursuant  to the foregoing provisions, or otherwise,  the
Registrant has  been advised  that in  the  opinion of  the Securities  and
Exchange Commission  such  indemnification  is  against  public  policy  as expressed in the Act and is, therefore, unenforceable. In the event that  a claim for indemnification against such liabilities (other than the  payment by the Registrant of  expenses incurred or paid  by a director, officer  or controlling person  of the  Registrant  in the  successful defense  of  any action, suit  or proceeding)  is  asserted by  such director,  officer,  or controlling person in connection with the securities being registered,  the
Registrant will, unless in the opinion  of its counsel the matter has  been settled  by  controlling  precedent,  submit  to  a  court  of  appropriate jurisdiction the  question whether such  indemnification by  it is  against public policy as  expressed in the  Act and will  be governed by the  final adjudication of such issue.

ITEM 16.  Exhibits

Exhibit
Number    Description

(1)(a) Articles of Incorporation, as amended, filed by EDGAR on May 16,
       1997 as EX-99.B1-charter to Post-Effective Amendment No. 8 to the
       Registration Statement on Form N-1A*.

(1)(b) Articles Supplementary, filed by EDGAR on May 16, 1997 as EX-
       99.B1-wrartsup to Post-Effective Amendment No. 8 to the Registration
       Statement on Form N-1A*.

(1)(c) Articles Supplementary (combination of Class B into Class C), filed by EDGAR on April 17, 2000 as EX-99.B(a)wrartsup to Post-Effective
       Amendment No. 14 to the Registration Statement on Form N-1A*.

(1)(d) Articles Supplementary, filed by EDGAR on June 30, 2000 as EX-
       99B(a)wrartsup to Post-Effective Amendment No. 15 to the Registration
       Statement on Form N-14*.

(1)(e) Articles of Amendment, effective October 2, 2000, filed by EDGAR on
       June 26, 2001 as EX-99.B(a)wrartamend1 to Post-Effective Amendment No. 17 to the Registration Statement on N-1A*.

(1)(f) Articles of Amendment, filed March 1, 2001, filed by EDGAR on
       June 26, 2001 as EX-99.B(a)wrartamend2 to Post-Effective Amendment No. 17 to the Registration Statement on Form N-1A*.

(2)(a) Bylaws, as amended, filed by EDGAR on June 27, 1996 as EX-99.B2-
       wrbylaw to Post-Effective Amendment No. 7 to the Registration Statement on
       Form N-1A*.

(2)(b) Amendment to Bylaws filed by EDGAR on April 30, 1999 as EX-
       99.B(b)-wrbylaw2 to Post-Effective Amendment No. 11 to the Registration
       Statement on Form N-1A*.

(2)(c) Amendment to Bylaws, dated May 17, 2000, filed by EDGAR on
       June 26, 2001 as EX-99.B(b)wrbylawamend to Post-Effective Amendment No. 17 to the Registration Statement on Form N-1A*.

(3)    Not applicable.

(4)(a) Form of Agreement and Plan of Reorganization by and between Ivy
       Fund, on behalf of Ivy U.S. Emerging Growth Fund, and W&R Funds, Inc., on
       behalf of W&R Mid-Cap Growth Fund (filed as Appendix A to Part A of this registration statement).

(4)(b) Form of Agreement and Plan of Reorganization by and between Ivy
       Fund, on behalf of Ivy International Small Companies Fund, and W&R Funds,
       Inc., on behalf of W&R International Growth Fund (filed as Appendix A to
       Part A of this registration statement).

(4)(c) Form of Agreement and Plan of Reorganization by and between Ivy
       Fund, on behalf of Ivy Global Fund, and W&R Funds, Inc., on behalf of W&R
       International Growth Fund (filed as Appendix A to Part A of this registration statement).

(4)(d) Form of Agreement and Plan of Reorganization by and between Ivy
       Fund, on behalf of Ivy Global Science & Technology Fund, and W&R Funds,
       Inc., on behalf of W&R Science and Technology Fund (filed as Appendix A to
       Part A of this registration statement).

(4)(e) Form of Agreement and Plan of Reorganization by and between Ivy
       Fund, on behalf of Ivy U.S. Blue Chip Fund, and W&R Funds, Inc., on behalf of W&R Core Equity Fund (filed as Appendix A to Part A of this registration statement).

(5)    Article V, Sections 5.5 and 5.6 of the Articles of Incorporation, and
       Article 2 of the Bylaws (including the Amendment to the Bylaws dated
       February 10, 1999), each define the rights of shareholders.

(6)(a) Investment Management Agreement with amended fee schedule to reflect the addition of Science and Technology Fund and High Income Fund,
       filed by EDGAR on May 16, 1997 as EX-99.B5-wrima to Post-Effective
       Amendment No. 8 to the Registration Statement on Form N-1A*.

(6)(b) Fee Schedule (Exhibit A) to the Investment Management Agreement,
       as amended, filed by EDGAR on April 17, 2000 as EX-99.B(d)wrimafee to Post-
       Effective Amendment No. 14 to the Registration Statement on Form N-1A*.

(6)(c) Investment Management Agreement for Capital ProtectionPlus Fund,
       filed by EDGAR on January 29, 2003 as EX-99.B(d)cpima to Post-Effective
       Amendment No. 19 to the Registration Statement on Form N-1A*.

(6)(d) Subadvisory Contract between Waddell & Reed Investment Management
       Company and Gartmore Morley Capital Management, Inc. on behalf of Capital
       ProtectionPlus Fund filed by EDGAR on January 29, 2003 as EX-
       99.B(d)wrfsubadv to Post-Effective Amendment No. 19 to the Registration
       Statement on Form N-1A*.

(7)(a) Underwriting Agreement filed on EDGAR on June 27, 1995 as EX-
       99.B6-wrua to Post-Effective Amendment No. 5 to the Registration Statement
       on Form N-1A*.

(7)(b) Amendment to Underwriting Agreement, dated July 24, 2002, filed by EDGAR on January 29, 2003 as EX-99.B(e)wrfuadel to Post-Effective
       Amendment No. 19 to the Registration Statement on Form N-1A*.

(8)    Not Applicable.

(9)(a) Custodian Agreement, as amended, filed by EDGAR on April 17, 2000 as EX-99.B(g)wrca to Post-Effective Amendment No. 14 to the Registration
       Statement on Form N-1A*.

(9)(b) Amendment to Custodian Agreement, dated July 1, 2001, filed by
       EDGAR on July 29, 2002 as EX-99.B(g)wrfcaamend to Post-Effective Amendment
       No. 18 to the Registration Statement on Form N-1A*. The Custodian Agreement
       for W&R Funds, Inc. Asset Strategy Fund was filed as a representative copy.
       The Amendments to the Custodian Agreements for all funds in W&R Funds, Inc.
       are identical.

(9)(c) Delegation Agreement, dated July 1, 2001, filed by EDGAR on
       July 29, 2002 as EX-99.B(g)wrfcadel to Post-Effective Amendment No. 18 to the Registration Statement on Form N-1A*. The Delegation Agreement for W&R
       Funds, Inc. Asset Strategy Fund was filed as a representative copy. The
       Delegation Agreements for all funds in W&R Funds, Inc. are identical.

(9)(d) Custodian Agreement for Capital ProtectionPlus Fund filed by EDGAR on January 29, 2003 as EX-99.B(g)cpca to Post-Effective Amendment No. 19 to the Registration Statement on Form N-1A*.

(9)(e) Delegation Agreement for Capital ProtectionPlus Fund filed by EDGAR on January 29, 2003 as EX-99.B(g)cpcadel to Post-Effective Amendment No. 19 to the Registration Statement on Form N-1A*.

(10)(a) Distribution and Service Plan for Class Y shares, filed by EDGAR on
        October 3, 1995 as EX-99.B15-wrdspcy to Post-Effective Amendment No. 6 to the Registration Statement on Form N-1A*.

(10)(b) Distribution and Service Plan for Class C shares, filed by EDGAR on
        July 2, 1999 as EX-99.B(m)wrdspc to Post-Effective Amendment No. 13 to the
        Registration Statement on Form N-1A*.

(10)(c) Distribution and Service Plan for Class A shares, revised May 16,
        2001, filed by EDGAR on June 26, 2001 as EX-99.B(m)wrdspca to Post-Effective
        Amendment No. 17 to the Registration Statement on Form N-1A*.

(10)(d) Distribution and Service Plan for Class B shares, filed by EDGAR on
        June 30, 2000 as EX-99.B(m)wrdspcB to Post-Effective Amendment No. 15 to the
        Registration Statement on Form N-1A*.

(10)(e) Multiple Class Plan, as amended August 22, 2001, filed by EDGAR on
        July 29, 2002 as EX-99.B(o)wrfmcp to Post-Effective Amendment No. 18 to the
        Registration Statement on Form N-1A*.

(11)(a) Opinion and Consent of Counsel with respect to the acquisition of
        Ivy U.S. Emerging Growth Fund by W&R Mid-Cap Growth Fund.

(11)(b) Opinion and Consent of Counsel with respect to the acquisition of
        Ivy International Small Companies Fund by W&R International Growth Fund.

(11)(c) Opinion and Consent of Counsel with respect to the acquisition of
        Ivy Global Fund by W&R International Growth Fund.

(11)(d) Opinion and Consent of Counsel with respect to the acquisition of
        Ivy Global Science and Technology Fund by W&R Science & Technology Fund.

(11)(e) Opinion and Consent of Counsel with respect to the acquisition of
        Ivy U.S. Blue Chip Fund by W&R Core Equity Fund.

(12)(a) Opinion and Consent of Bell, Boyd & Lloyd LLC on Tax Matters and
        Consequences to Shareholders with respect to the acquisition of Ivy U.S.
        Emerging Growth Fund by W&R Mid-Cap Growth Fund.

(12)(b) Opinion and Consent of Bell, Boyd & Lloyd LLC on Tax Matters and
        Consequences to Shareholders with respect to the acquisition of Ivy
        International Small Companies Fund by W&R International Growth Fund.

(12)(c) Opinion and Consent of Bell, Boyd & Lloyd LLC on Tax Matters and
        Consequences to Shareholders with respect to the acquisition of Ivy Global
        Fund by W&R International Growth Fund.

(12)(d) Opinion and Consent of Bell, Boyd & Lloyd LLC on Tax Matters and
        Consequences to Shareholders with respect to the acquisition of Ivy Global
        Science and Technology Fund by W&R Science & Technology Fund.

(12)(e) Opinion and Consent of Bell, Boyd & Lloyd LLC on Tax Matters and
        Consequences to Shareholders with respect to the acquisition of Ivy U.S.
        Blue Chip Fund by W&R Core Equity Fund.

(13)(a) Shareholder Servicing Agreement, as amended August 22, 2001, filed by EDGAR on July 29, 2002 as EX-99.B(h)wrfssa to Post-Effective Amendment
        No. 18 to the Registration Statement on Form N-1A*.

(13)(b) Exhibit B to the Shareholder Servicing Agreement, as amended
        February 19, 2003 filed by EDGAR on January 29, 2003 as EX-99.B(h)wrfssaexb to Post-Effective Amendment No. 19 to the Registration Statement on Form N-
        1A*.

(13)(c) Exhibit C to the Shareholder Servicing Agreement, effective August
        31, 2002 filed by EDGAR on January 29, 2003 as EX-99.B(h)wrfssaexd to Post-
        Effective Amendment No. 19 to the Registration Statement on Form N-1A*.

(13)(d) Accounting Services Agreement filed by EDGAR on October 3, 1995, as
        EX-99.B9-wrasa to Post-Effective Amendment No. 6 to the Registration
        Statement on Form N-1A*.

(13)(e) Amendment to Accounting Services Agreement, effective September 1,
        2000, filed by EDGAR on June 26, 2001 as EX-99.B(h)wrasaamend to Post-
        Effective Amendment No. 17 to the Registration Statement on Form N-1A*.

(14)(a) Consent of Deloitte & Touche LLP with respect to W&R Funds, Inc.

(14)(b) Consent of Deloitte & Touche LLP with respect to Ivy Fund.

(14)(c) Consent of PriceWaterhouseCoopers LLP with respect to Ivy Fund.

(15)    Not Applicable.

(16)    Power of Attorney appointing Keith A. Tucker, Daniel C. Schulte and
        Kristen A. Richards as attorneys and agents of W&R Funds, Inc.

(17)(a) Code of Ethics, as amended November 13, 2002, filed by EDGAR on
        January 29, 2003 as EX-99.B(p)wrfcode to Post-Effective Amendment No. 19 to the Registration Statement on Form N-1A*.

(17)(b) Form of Proxy Card of Ivy U.S. Emerging Growth Fund.

(17)(c) Form of Proxy Card of Ivy International Small Companies Fund.

(17)(d) Form of Proxy Card of Ivy Global Fund.

(17)(e) Form of Proxy Card of Ivy Global Science & Technology Fund.

(17)(f) Form of Proxy Card of Ivy U.S. Blue Chip Fund.

(17)(g)(i)   Prospectus for Shares of the Ivy U.S. Emerging Growth Fund, Ivy
             International Small Companies Fund, Ivy Global Fund, Ivy Global
             Science & Technology Fund and the Ivy U.S. Blue Chip Fund dated April
             30, 2002.

(17)(g)(ii)  Statement of Additional Information for Shares of the Ivy
             International Small Companies Fund, Ivy Global Fund and Ivy Global
             Science & Technology Fund dated April 30, 2002.

(17)(g)(iii) Statement of Additional Information for Shares of the Ivy U.S.
             Emerging Growth Fund and the Ivy U.S. Blue Chip Fund dated April
             30, 2002.

(17)(g)(iv)  Annual Report for the fiscal year ended December 31, 2002 for the
             Ivy U.S. Emerging Growth Fund, Ivy International Small Companies
             Fund, Ivy Global Fund, Ivy Global Science & Technology Fund and the
             Ivy U.S. Blue Chip Fund.

(17)(g)(v)   Prospectus for Shares of the W&R Core Equity Fund, W&R International
             Growth Fund, W&R Mid Cap Growth Fund and W&R Science and Technology
             Fund dated July 29, 2002.

(17)(g)(vi)  Annual Report for the fiscal year ended March 31, 2002 for the W&R
             Core Equity Fund, W&R International Growth Fund, W&R Mid Cap Growth
             Fund and W&R Science and Technology Fund.

(17)(g)(vii) Semi-Annual Report for the period ended September 30, 2002 for the
             W&R Core Equity Fund, W&R International Growth Fund, W&R Mid Cap
             Growth Fund and W&R Science and Technology Fund.

*Incorporated herein by reference.

ITEM 17. Undertakings.

     (1)  The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the
Securities Act, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

    (2)  The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to this Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

                                SIGNATURES

    As required by the Securities Act of 1933, this registration statement has been signed on behalf of the Registrant, in the city of Overland Park, and the state of Kansas on the 17th day of March, 2003.

                             W&R FUNDS, INC.

                             By: /s/ Henry J. Hermann*
                                 Henry J. Hermann, President

    As required by the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the date indicated.

      Name                    Title                               Date

/s/ Keith A. Tucker*          Chairman of the Board         )
Keith A. Tucker                                             )
                                                            )
                                                            )
/s/ Henry J. Hermann*         President and Director        )
Henry J. Herrmann                                           )
                                                            )
/s/ Theodore W. Howard*       Vice President, Treasurer.    )
Theodore W. Howard            Principal Financial Officer   )
                              and Principal Accounting      )
                              Officer                       )

/s/ James M. Concannon*       Director                      )
James M. Concannon                                          )
                                                            )
/s/ John A. Dillingham*       Director                      )
John A. Dillingham                                          )
                                                            )  March 17, 2003
/s/ David P. Gardner*         Director                      )
David P. Gardner                                            )
                                                            )
/s/ Linda K Graves*           Director                      )
Linda K. Graves                                             )
                                                            )
/s/ Joseph Harroz, Jr.*       Director                      )
Joseph Harroz, Jr.                                          )
                                                            )
/s/ John F. Hayes*            Director                      )
John F. Hayes                                               )
                                                            )
/s/ Robert L. Hechler*       Director                       )
Robert L. Hechler                                           )
                                                            )

/s/ Glendon E. Johnson*       Director                      )
Glendon E. Johnson                                          )
                                                            )
/s/ Frank J. Ross, Jr.*       Director                      )
Frank J. Ross, Jr.                                          )
                                                            )
/s/ Eleanor B. Schwartz*      Director                      )
Eleanor B. Schwartz                                         )
                                                            )
/s/ Frederick Vogel III*      Director                      )
Frederick Vogel III                                         )
                                                            )
*By:/s/ Kristen A. Richards                                 )
  Kristen A. Richards                                       )
  Attorney-in-Fact                                          )
                                                            )
ATTEST:/s/ Daniel C. Schulte                                )
  Daniel C. Schulte                                         )
  Assistant Secretary                                       )

         Index of Exhibits Filed with this Registration Statement

Exhibit
Number    Description

(4)(a)   Form of Agreement and Plan of Reorganization by and between Ivy
         Fund, on behalf of Ivy U.S. Emerging Growth Fund, and W&R Funds,
         Inc., on behalf of W&R Mid-Cap Growth Fund (filed as Appendix A to Part A of this registration statement).

(4)(b)   Form of Agreement and Plan of Reorganization by and between Ivy
         Fund, on behalf of Ivy International Small Companies Fund, and
         W&R Funds, Inc., on behalf of W&R International Growth Fund
         (filed as Appendix A to Part A of this registration statement).

(4)(c)   Form of Agreement and Plan of Reorganization by and between Ivy
         Fund, on behalf of Ivy Global Fund, and W&R Funds, Inc., on behalf of W&R International Growth Fund (filed as Appendix A to
         Part A of this registration statement).

(4)(d)   Form of Agreement and Plan of Reorganization by and between Ivy
         Fund, on behalf of Ivy Global Science & Technology Fund, and W&R
         Funds, Inc., on behalf of W&R Science and Technology Fund (filed as Appendix A to Part A of this registration statement).

(4)(e)   Form of Agreement and Plan of Reorganization by and between Ivy
         Fund, on behalf of Ivy U.S. Blue Chip Fund, and W&R Funds, Inc., on behalf of W&R Core Equity Fund (filed as Appendix A to Part A of this registration statement).

(11)(a)  Opinion and Consent of Counsel with respect to the acquisition of
         Ivy U.S. Emerging Growth Fund by W&R Mid-Cap Growth Fund.

(11)(b)  Opinion and Consent of Counsel with respect to the acquisition of
         Ivy International Small Companies Fund by W&R International
         Growth Fund.

(11)(c)  Opinion and Consent of Counsel with respect to the acquisition of
         Ivy Global Fund by W&R International Growth Fund.

(11)(d)  Opinion and Consent of Counsel with respect to the acquisition of
         Ivy Global Science and Technology Fund by W&R Science &
         Technology Fund.

(11)(e)  Opinion and Consent of Counsel with respect to the acquisition of
         Ivy U.S. Blue Chip Fund by W&R Core Equity Fund.

(12)(a)  Opinion and Consent of Bell, Boyd & Lloyd LLC on Tax Matters and
         Consequences to Shareholders with respect to the acquisition of
         Ivy U.S. Emerging Growth Fund by W&R Mid-Cap Growth Fund.

(12)(b)  Opinion and Consent of Bell, Boyd & Lloyd LLC on Tax Matters and
         Consequences to Shareholders with respect to the acquisition of
         Ivy International Small Companies Fund by W&R International
         Growth Fund.

(12)(c)  Opinion and Consent of Bell, Boyd & Lloyd LLC on Tax Matters and
         Consequences to Shareholders with respect to the acquisition of
         Ivy Global Fund by W&R International Growth Fund.

(12)(d)  Opinion and Consent of Bell, Boyd & Lloyd LLC on Tax Matters and
         Consequences to Shareholders with respect to the acquisition of
         Ivy Global Science and Technology Fund by W&R Science &
         Technology Fund.

(12)(e)  Opinion and Consent of Bell, Boyd & Lloyd LLC on Tax Matters and
         Consequences to Shareholders with respect to the acquisition of
         Ivy U.S. Blue Chip Fund by W&R Core Equity Fund.

(14)(a)  Consent of Deloitte & Touche LLP with respect to W&R Funds, Inc.

(14)(b)  Consent of Deloitte & Touche LLP with respect to Ivy Fund.

(14)(c)  Consent of PriceWaterhouseCoopers LLP with respect to Ivy Fund.

(16)     Power of Attorney appointing Keith A. Tucker, Daniel C. Schulte and Kristen A. Richards as attorneys and agents of W&R Funds,
         Inc.

(17)(b)  Form of Proxy Card of Ivy U.S. Emerging Growth
         Fund.

(17)(c)  Form of Proxy Card of Ivy International Small
         Companies Fund.

(17)(d)  Form of Proxy Card of Ivy Global Fund.

(17)(e)  Form of Proxy Card of Ivy Global Science &
         Technology Fund.

(17)(f)  Form of Proxy Card of Ivy U.S. Blue Chip Fund.

(17)(g)(i)   Prospectus for Shares of the Ivy U.S. Emerging Growth Fund, Ivy
             International Small Companies Fund, Ivy Global Fund, Ivy Global
             Science & Technology Fund and the Ivy U.S. Blue Chip Fund dated April
             30, 2002.

(17)(g)(ii)  Statement of Additional Information for Shares of the Ivy
             International Small Companies Fund, Ivy Global Fund and Ivy Global
             Science & Technology Fund dated April 30, 2002.

(17)(g)(iii) Statement of Additional Information for Shares of the Ivy U.S.
             Emerging Growth Fund and the Ivy U.S. Blue Chip Fund dated April
             30, 2002.

(17)(g)(iv)  Annual Report for the fiscal year ended December 31, 2002 for the
             Ivy U.S. Emerging Growth Fund, Ivy International Small Companies
             Fund, Ivy Global Fund, Ivy Global Science & Technology Fund and the
             Ivy U.S. Blue Chip Fund.

(17)(g)(v)   Prospectus for Shares of the W&R Core Equity Fund, W&R International
             Growth Fund, W&R Mid Cap Growth Fund and W&R Science and Technology
             Fund dated July 29, 2002.

(17)(g)(vi)  Annual Report for the fiscal year ended March 31, 2002 for the W&R
             Core Equity Fund, W&R International Growth Fund, W&R Mid Cap Growth
             Fund and W&R Science and Technology Fund.

(17)(g)(vii) Semi-Annual Report for the period ended September 30, 2002 for the
             W&R Core Equity Fund, W&R International Growth Fund, W&R Mid Cap
             Growth Fund and W&R Science and Technology Fund.